UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21114

ProShares Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000E Bethesda, MD			20814
(Address of principal executive offices)			(Zip code)

ProShare Advisors LLC 7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2019

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

MAY 31, 2019

CDS Short North American HY Credit ETF  WYDE

Decline of the Retail Store ETF  EMTY

DJ Brookfield Global Infrastructure ETF  TOLZ

Equities for Rising Rates ETF  EQRR

Global Listed Private Equity ETF  PEX

Hedge Replication ETF  HDG

High Yield—Interest Rate Hedged  HYHG

Inflation Expectations ETF  RINF

Investment Grade–Interest Rate Hedged  IGHG

K-1 Free Crude Oil Strategy ETF*  OILK

Large Cap Core Plus  CSM

Long Online/Short Stores ETF  CLIX

Managed Futures Strategy ETF*  FUT

Merger ETF  MRGR

Morningstar Alternatives Solution ETF  ALTS

MSCI EAFE Dividend Growers ETF  EFAD

MSCI Emerging Markets Dividend Growers ETF  EMDV

MSCI Europe Dividend Growers ETF  EUDV

Online Retail ETF  ONLN

Pet Care ETF  PAWZ

RAFI® Long/Short  RALS

Russell 2000 Dividend Growers ETF  SMDV

S&P 500® Bond ETF  SPXB

S&P 500 Dividend Aristocrats ETF  NOBL

S&P 500® Ex-Energy ETF  SPXE

S&P 500® Ex-Financials ETF  SPXN

S&P 500® Ex-Health Care ETF  SPXV

S&P 500® Ex-Technology ETF  SPXT

S&P MidCap 400 Dividend Aristocrats ETF  REGL

Short Term USD Emerging Markets Bond ETF  EMSH

*  "The K-1 Free Crude Oil Strategy ETF and Managed Futures Strategy ETF funds are consolidated with Cayman Crude Oil Strategy Portfolio and Cayman Portfolio I, respectivley. A claim of exemption pursuant to the Commodity Futures Trading Commission ("CFTC") Rule 4.7 has been made by the Investment Adviser with respect to these funds. The exemption relieves these funds of certain disclosure and reporting obligations under the commodity pool rules of the CFTC."

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust's website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
XXXV	Expense Examples
1	Schedule of Portfolio Investments
82	Statements of Assets and Liabilities
88	Statements of Operations
94	Statements of Changes in Net Assets
105	Financial Highlights
122	Notes to Financial Statements
147	Report of Independent Registered Public Accounting Firm
148	Miscellaneous Information
149	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

I am pleased to present the ProShares Trust Annual Report for the 12 months ended May 31, 2019.

Equity Markets Take Investors on a Bumpy Ride

Volatility returned to global equity markets during the period, taking investors on a veritable roller coaster ride. After climbing steadily during last summer on the heels of solid economic data and the positive effects of tax cuts, U.S. markets reversed sharply in the fall. Fears of slowing global growth and a trade war with China drove investors to abandon equities in favor of Treasurys and other safe haven assets, causing U.S. stock indexes to post their worst declines since the financial crisis. The Fed responded by pausing its interest rate-hike campaign, which helped drive an impressive stock market recovery in the first half of 2019, before stocks gave back some gains in May on escalating trade tensions. Large-cap stocks advanced modestly over the 12-month period, with the Dow® and the S&P 500® up 4.0% and 3.8%, respectively. However, mid-cap and small-cap stocks were unable to regain levels reached in 2018, with the S&P MidCap 400® and Russell 2000® losing 5.4% and 9.0%, respectively, during the period.

The economy continued to grow, with real GDP increasing at an annual rate of 3.1% in the first quarter of 2019, according to the most recent data released. This is up from the fourth quarter of 2018, which saw GDP increase by 2.2%, but lower than the third quarter of 2018, which saw a 3.4% increase.

Eight of the 10 sectors included in the Dow Jones U.S. Industry Indices gained during the 12-month period. Utilities was the top sector, rising 17.3%, followed by telecom and consumer services, both up 10.3%. The laggards were oil & gas, which declined 21.6%, and basic materials, which fell 13.2%.

International equities declined during the period, facing many of the same challenges as U.S. stocks. The MSCI EAFE Index, which tracks developed markets outside North America, lost 5.8%, while European equities fell 5.2%, as measured by the MSCI Europe Index. Asian markets fared less well, with the FTSE China 50 and MSCI Japan Indexes declining 10.8% and 10.0%, respectively. Emerging markets suffered slightly less, with the MSCI Emerging Markets Index off 8.7%, dragged down primarily by Chinese stocks. The U.S. dollar displayed relative strength against a basket of currencies, rising 3.0% for the period, according to the Bloomberg Dollar Spot Index.

Bond Markets Rally

The Federal Reserve hiked its Fed Funds overnight lending rate three times during the first half of the period, but halted its rate-hike campaign early in 2019, as signs of slowing growth and escalating trade tensions drove a dramatic selloff in risk assets. The Fed's policy shift prompted a powerful rally in bonds along the yield curve and across the risk spectrum. The Barclays U.S. Aggregate Bond Index, representing the broad U.S. bond market, rose 6.4%. Long-dated Treasurys were the biggest gainers, with the Ryan Labs Treasury 30-Year and 10-Year Indexes up 11.8% and 8.9%, respectively. Corporate bonds also delivered strong results, with the Markit iBoxx $ Liquid Investment Grade Index rising 8.3% and the Markit iBoxx $ Liquid High Yield Index gaining 5.9%.

ProShares Assets Grow, New Funds Added

Despite the market selloff in late 2018, ProShares' assets under management increased during the 12-month period to $27.7 billion. ProShares' equity ETFs saw healthy inflows and assets under management increasing by 29%. In addition, two new ETFs were added to the ProShares strategic fund lineup with the tickers ONLN and PAWZ. ONLN, launched in July 2018, is the first ETF focused exclusively on retailers that principally sell online. PAWZ, launched in November 2018, is the first ETF focused on the pet care industry.

Thank you for investing in ProShares. We appreciate your continued trust and confidence.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2019 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

Investment Strategies and Techniques — Strategic Funds:

Thirty (30) ProShares Strategic exchange-traded funds ("ETFs") were in existence for the period covered by this annual report, and two ProShares Strategic ETFs were launched during this period (each ProShares Strategic ETF, a "Fund" and, collectively, the "Funds").

Certain Funds are designed to match, before fees and expenses, the performance of an underlying index1 both on a single day and over time (each a "Matching Fund" and, collectively, the "Matching Funds").2 Other Funds are actively managed and are designed to meet a specified investment objective (each, an "Actively Managed Fund" and collectively, the "Actively Managed Funds").3

ProShares Decline of the Retail Store ETF (EMTY) seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (-1x) to the index. The Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day, not for any other period. This means that the Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of the Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Fund's index for that period. During periods of higher market volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY). Using this approach, PSA determines the type, quantity and mix of investment positions that a Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) should hold to approximate the daily performance of its index.

When managing the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY), PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY). When managing the Active Funds, PSA uses its discretion to invest the assets of each Fund in the manner it believes is best suited to meet the Fund's investment objective.

ProShares Long Online/Short Stores ETF (CLIX), ProShares Large Cap Core Plus (CSM), ProShares Decline of the Retail Store ETF (EMTY), ProShares Managed Futures Strategy ETF (FUT), ProShares Hedge Replication ETF (HDG), ProShares High Yield-Interest Rate Hedged (HYHG), ProShares Investment Grade-Interest Rate Hedged (IGHG), ProShares Merger ETF (MRGR), ProShares RAFITM Long/Short (RALS), ProShares Inflation Expectations ETF (RINF), and ProShares CDS Short North American HY Credit ETF (WYDE) make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and with respect to the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or the inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Although ProShares Morningstar Alternatives Solution ETF (ALTS) seeks to achieve its investment objective by investing primarily in underlying ProShares ETFs and does not directly invest in derivatives, certain of its underlying ProShares ETFs may obtain investment exposure through derivatives which in turn subjects ALTS to the risks associated with the use of derivatives.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20194:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned

1  The term "index" as used herein includes the Merrill Lynch Factor Model-Exchange Series benchmark.

2  As of May 31, 2019, the Matching Funds are: ProShares Morningstar Alternatives Solution ETF (ALTS); ProShares DJ Brookfield Global Infrastructure ETF (TOLZ); ProShares Global Listed Private Equity ETF (PEX); ProShares Large Cap Core Plus (CSM); ProShares S&P 500 Dividend Aristocrats ETF (NOBL); ProShares S&P MidCap 400 Dividend Aristocrats ETF (REGL); ProShares Russell 2000 Dividend Growers ETF (SMDV); ProShares MSCI EAFE Dividend Growers ETF (EFAD); ProShares High Yield-Interest Rate Hedged (HYHG); ProShares Investment Grade-Interest Rate Hedged (IGHG); ProShares Short Term USD Emerging Markets Bond ETF (EMSH); ProShares Hedge Replication ETF (HDG); ProShares Merger ETF (MRGR); ProShares RAFITM Long/Short (RALS); ProShares S&P 500 Ex-Energy ETF (SPXE); ProShares S&P 500 Ex-Financials ETF (SPXN); ProShares S&P 500 Ex-Technology ETF (SPXT); ProShares S&P 500 Ex-Health Care ETF (SPXV); ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV); ProShares MSCI Europe Dividend Growers ETF (EUDV); ProShares Inflation Expectations ETF (RINF); ProShares Equities for Rising Rates ETF (EQRR); ProShares Long Online/Short Stores ETF (CLIX); ProShares S&P 500 Bond ETF (SPXB); ProShares Pet Care ETF (PAWZ); and ProShares Online Retail ETF (ONLN).

3  As of May 31, 2019, the Actively Managed Funds are ProShares CDS Short North American HY Credit ETF (WYDE); ProShares K-1 Free Crude Oil Strategy ETF (OILK); and ProShares Managed Futures Strategy ETF (FUT).

4  Past performance is not a guarantee of future results.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2019 :: III

by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Matching Fund's index and ProShares Decline of the Retail Store ETF's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.5

•  Active Management: The ability of PSA to successfully select investments and make investment decisions that are suited to achieving an Active Fund's investment objective is a principal factor driving an Active Fund's performance.

•  Compounding of Daily Returns and Volatility: ProShares Decline of the Retail Store ETF (EMTY) seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than the inverse of the Fund's index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on a geared fund. In general, during periods of higher index volatility, compounding will cause the Fund's performance for periods longer than a single day to be more or less than the inverse (-1x) of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), the Fund's returns over longer periods can be higher than the inverse (-1x) of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility and inverse exposure each exacerbates the impact of compounding on the Fund's performance. During periods of higher index volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2019, was 15.24%, which was higher than the prior year's volatility of 12.35%. The volatility of the Fund's index was 21.87%.

•  Financing Rates Associated with Derivatives: The performance of Funds that use derivatives was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR appreciated from 1.75% to 2.39% during the fiscal year. The one-month LIBOR also increased during the fiscal year from 2.00% to 2.43%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and, with the exception of certain of the Matching and Active Funds, may generally be higher and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return the inverse of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds. Daily repositioning of the portfolio of ProShares Decline of the Retail Store ETF (EMTY) to maintain exposure consistent with its investment objective and high levels of shareholder creation and redemption activity may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the Fund's daily NAV.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may also obtain exposure to securities not contained in their respective index or in financial instruments. ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to securities not contained in its index or in financial instruments with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of its index.

In addition, certain Matching Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

5  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) negatively impact the performance of those Funds relative to their respective indexes. Performance of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) will generally differ from the performance of the Fund's index.

IV :: MAY 31, 2019 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares CDS Short North American HY Credit ETF (the "Fund") seeks to provide short exposure to the credit of North American high yield debt issuers. This actively managed Fund seeks to achieve its investment objective primarily through investing in a portfolio of credit derivatives whose underlying reference entities are North American high yield (i.e., below investment grade or "junk bond") debt issuers. For the year ended May 31, 2019, the Fund had a total return of –1.49%1. For the same period, the Markit CDX North American High Yield Index had a total return of 4.60%2 and a volatility of 4.78%. For the period, the Fund had an average daily volume of 716 shares.

The Fund invests in centrally cleared, index-based credit default swaps ("CDS") that, in combination, should have economic characteristics that correlate to the inverse of North American high yield credit market.

Under normal circumstances, the Fund will invest at least 80% of its net assets in centrally cleared, index-based credit default swaps ("CDS") that, in combination, should have economic characteristics that correlate to the inverse of the North American high yield credit market. For these purposes, investments in centrally cleared, index-based CDS include not only the amounts associated with direct investments in the CDS but also cash and cash equivalents that are segregated on the Fund's books and records or are being used as collateral or otherwise available to cover the investment exposure associated with the CDS.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares CDS Short North American High Yield ETF from August 5, 2014 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (8/5/14)
ProShares CDS Short North American HY Credit ETF	-1.49%	-4.62%
Markit CDX North American High Yield	4.60%	5.46%

Expense Ratios**

Fund	Gross	Net
ProShares CDS Short North American HY Credit ETF	2.28%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap ("CDS") Agreements	(98%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Industry Exposure

% of Market Exposure (CDS)
Consumer Discretionary	25.0%
Financials	14.0%
Communications	11.0%
Materials	10.0%
Energy	9.0%
Technology	7.0%
Health Care	7.0%
Industrials	7.0%
Consumer Staples	5.0%
Utilities	5.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The swap Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: CDS SHORT NORTH AMERICAN HY CREDIT ETF WYDE :: V

ProShares Decline of the Retail Store ETF (the "Fund") seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (–1x) to the Solactive-ProShares Bricks and Mortar Retail Store Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. For the year ended May 31, 2019, the Fund had a total return of 17.29%1. For the same period, the Index had a total return of –16.36%2 and a volatility of 21.87%. For the period, the Fund had an average daily volume of 2,901 shares.

The Fund invests in financial instruments that ProShare Advisors LLC (the "Advisor") believes, in combination, should produce daily returns consistent with the Funds' investment objective. The Index is constructed and maintained by Solactive AG. The Index seeks to measure the performance of publicly traded "bricks and mortar" retail companies whose retail revenue is derived principally from in-store sales. Short exposure may be attractive to investors who believe bricks and mortar stores face threats from ongoing trends, such as the growth of online shopping and markets oversaturated with stores. Companies must derive at least 75% of their retail revenues from in-store sales to be included in the Index. In addition a company's securities must be listed on a U.S. stock exchange and must meet certain liquidity and market capitalization requirements. The Index includes only U.S. companies. The Index is rebalanced monthly to equal weight and reconstituted in June each year.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Decline of the Retail Store ETF from November 14, 2017 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (11/14/17)
ProShares Decline of the Retail Store ETF	17.29%	-0.16%
Solactive-ProShares Bricks and Mortar Retail Store Index	-16.36%	-2.44%

Expense Ratios**

Fund	Gross	Net
ProShares Decline of the Retail Store ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Solactive-ProShares Bricks and Mortar Retail
Store Composite Index – Composition

% of Index
Consumer Discretionary	85.5%
Consumer Staples	12.7%
Materials	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: EMTY DECLINE OF THE RETAIL STORE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares DJ Brookfield Global Infrastructure ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 9.80%1. For the same period, the Index had a total return of 9.36%2 and a volatility of 21.63%. For the period, the Fund had an average daily volume of 17,020 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as "pure-play" infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares DJ Brookfield Global Infrastructure ETF from March 25, 2014 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (3/25/14)
ProShares DJ Brookfield Global Infrastructure ETF	9.80%	3.80%	5.14%
Dow Jones Brookfield Global Infrastructure Composite Index	9.36%	3.39%	4.77%

Expense Ratios**

Fund	Gross	Net
ProShares DJ Brookfield Global Infrastructure ETF	0.46%	0.46%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Closed End Funds	1%
Master Limited Partnerships	12%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	7.2%
Enbridge, Inc.	6.5%
Vinci SA	4.5%
Crown Castle International Corp.	4.2%
TC Energy Corp.	3.9%

Dow Jones Brookfield Global Infrastructure Composite Index – Composition

% of Index
Energy	36.6%
Utilities	32.0%
Industrials	15.3%
Real Estate	13.5%
Consumer Services	2.6%

Dow Jones Brookfield Global Infrastructure Composite Index – Country

% of Index
United States	50.80%
Canada	15.60%
France	5.90%
United Kingdom	5.20%
Spain	4.20%
Australia	4.20%
Italy	3.50%
China	3.30%
Others	3.20%
Hong Kong	2.60%
Japan	1.50%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: VII

ProShares Equities for Rising Rates ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the "Index"). The goal of the Index is to provide relative outperformance, as compared to traditional large-cap indexes, during periods of rising U.S. Treasury rates. For the year ended May 31, 2019, the Fund had a total return of –21.81%1. For the same period, the Index had a total return of –21.61%2 and a volatility of 16.22%. For the period, the Fund had an average daily volume of 2,547 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by The Nasdaq Group, Inc. (the "Index Provider). The component securities of the Index are selected by the Index Provider from a universe of the 500 largest companies (based on market capitalization) listed on U.S. stock exchanges. The Index consists of 50 companies whose stock prices historically have tended to outperform the Universe during periods of rising interest rates.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Equities for Rising Rates ETF from July 24, 2017 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (7/24/17)
ProShares Equities for Rising Rates ETF	-21.81%	-1.17%
Nasdaq U.S. Large Cap Equities for Rising Rates Index	-21.61%	-0.82%

Expense Ratios**

Fund	Gross	Net
ProShares Equities for Rising Rates ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
JPMorgan Chase & Co.	3.4%
KeyCorp	3.3%
Lincoln National Corp.	3.3%
Prudential Financial, Inc.	3.3%
Citizens Financial Group, Inc.	3.3%

Nasdaq U.S. Large Cap Equities for Rising Rates Index – Composition

% of Index
Financials	32.9%
Energy	23.1%
Industrials	20.6%
Materials	13.8%
Health Care	9.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: EQRR EQUITIES FOR RISING RATES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Global Listed Private Equity ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of –2.70%1. For the same period, the Index had a total return of –2.34%2 and a volatility of 10.56%. For the period, the Fund had an average daily volume of 2,518 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, published by LPX AG ("LPX"), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments, represent more than 80% of the total assets of the company.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Global Listed Private Equity ETF from February 26, 2013 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (2/26/13)
ProShares Global Listed Private Equity ETF	-2.70%	4.15%	6.71%
LPX Direct Listed Private Equity Index	-2.34%	4.39%	7.11%

Expense Ratios**

Fund	Gross	Net
ProShares Global Listed Private Equity ETF	4.15%	2.78%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Closed End Funds	9%
Master Limited Partnerships	2%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Ares Capital Corp.	10.2%
3i Group plc	9.9%
Onex Corp.	9.7%
Wendel SA	7.2%
FS KKR Capital Corp.	6.4%

LPX Direct Listed Private Equity
Index – Country

% of Index
United States	42.7%
United Kingdom	18.0%
France	11.6%
Canada	10.3%
Other	4.6%
Germany	4.6%
South Africa	3.6%
Belgium	2.0%
Sweden	1.4%
Switzerland	1.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: IX

ProShares Hedge Replication ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model — Exchange Series (the "Benchmark"). For the year ended May 31, 2019, the Fund had a total return of –1.21%1. For the same period, the Benchmark had a total return of –0.22%2 and a volatility of 4.87%. For the period, the Fund had an average daily volume of 6,194 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Benchmark. The Benchmark, sponsored by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the "HFRI"). The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a synthetic model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors ("Factors"). The Factors that comprise the Benchmark are (1) the S&P 500 Total Return Index, (2) the MSCI EAFE US Dollar Net Total Return Index, (3) the MSCI Emerging Markets US Dollar Net Total Return Index, (4) the Russell 2000 Total Return Index, (5) three-month U.S. Treasury Bills, and (6) the ProShares UltraShort Euro ETF.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in or taking short positions in the Factors of the Benchmark. These derivatives generally tracked the performance of the underlying benchmark and the Fund was generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Hedge Replication ETF from July 12, 2011 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (7/12/11)
ProShares Hedge Replication ETF	-1.21%	1.36%	1.49%
Merrill Lynch Factor Model — Exchange Series Benchmark	-0.22%	2.36%	2.47%

Expense Ratios**

Fund	Gross	Net
ProShares Hedge Replication ETF	1.78%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Bills	74%
Equity Securities	9%
Swap Agreements (Long)	29%
Short Euro Futures Contracts	(7%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	0.4%
Apple, Inc.	0.3%
Amazon.com, Inc.	0.3%
Facebook, Inc., Class A	0.2%
Berkshire Hathaway, Inc., Class B	0.2%

Merrill Lynch Factor Model – Exchange Series – Composition

% of Benchmark
Three-month U.S. Treasury Bills	58.4%
MSCI EAFE USD Net Total Return Index	10.7%
MSCI Emerging Markets Free USD Net Total Return	9.9%
S&P 500® Total Return Index	9.5%
Russell 2000® Total Return Index	8.0%
Proshares Ultrashort Euro ETF	3.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Benchmark. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: HDG HEDGE REPLICATION ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares High Yield-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 2.50%1. For the same period, the Index had a total return of 3.41%2 and a volatility of 5.76%. For the period, the Fund had an average daily volume of 17,070 shares.

The Fund invests in a combination of financial instruments that the Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds ("high yield bonds") and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the high yield bonds. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed-rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody's Investors Service, Inc and Standard and Poor's Financial Services, LLC; and are subject to minimum issue outstanding, minimum time-to-maturity and maximum-time from issuance criteria. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2019, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares High Yield-Interest Rate Hedged from May 21, 2013 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (5/21/13)
ProShares High Yield-Interest Rate Hedged	2.50%	1.51%	1.94%
FTSE High Yield (Treasury Rate-Hedged) Index	3.41%	2.53%	2.97%

Expense Ratios**

Fund	Gross	Net
ProShares High Yield-Interest Rate Hedged	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
High Yield Bonds	97%
U.S. Treasury Notes Futures Contracts	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
TransDigm, Inc., 6.25%, due 03/15/26	1.5%
Community Health Systems, Inc., 6.25%, due 03/31/23	1.4%
Bombardier, Inc., 7.50%, due 03/15/25	1.4%
First Data Corp., 5.75%, due 01/15/24	1.4%
Sprint Corp., 7.88%, due 09/15/23	1.4%

FTSE High Yield (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bonds
Industrials	83.8%
Utilities	9.1%
Financials	7.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: XI

ProShares Inflation Expectations ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of –3.35%1. For the same period, the Index had a total return of –5.37%2 and a volatility of 6.29%. For the period, the Fund had an average daily volume of 2,862 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index serves a third position, which is a cash equivalent security that represents the repo rate earned on the short position. The Index is designed to measure the performance of the Break Even Rate of Inflation. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2019, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the fixed income securities underlying the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's Advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Inflation Expectations ETF from January 10, 2012 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (1/10/12)
ProShares Inflation Expectations ETF	-3.35%	-3.58%	-3.54%
FTSE 30-Year TIPS (Treasury Rate-Hedged) Index*	-5.37%	-3.81%	-3.30%

Expense Ratios**

Fund	Gross	Net
ProShares Inflation Expectations ETF	1.21%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	88%
Swap Agreements (Long)	13%
Swap Agreements (Long exposure to inverse index)	(144%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE 30-Year TIPS (Treasury Rate-Hedged)
Index – Composition

% of Index
30-Year Treasury Inflation-Protected Securities (TIPS) Bond	100%
30-Year U.S. Treasury Bond	(144%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: RINF INFLATION EXPECTATIONS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Investment Grade-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 1.99%1. For the same period, the Index had a total return of 2.02%2 and a volatility of 3.32%. For the period, the Fund had an average daily volume of 55,229 shares.

The Fund invests in a combination of financial instruments that The Advisor believes should track the performance of the Index. The Index is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the investment grade bonds. Currently, the bonds eligible for inclusion in the Index include all investment grade bonds that are issued by U.S. and internationally domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by both Moody's Investors Service, Inc. and Standard and Poor's Financial Services, LLC; have a minimum face amount outstanding of $1 billion; and have at least five and a half (5.5) years until maturity. The Index is constructed and maintained by FTSE International Limited.

During the year ended May 31, 2019, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Investment Grade-Interest Rate Hedged from November 5, 2013 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (11/5/13)
ProShares Investment Grade-Interest Rate Hedged	1.99%	1.57%	2.00%
FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index	2.02%	1.81%	2.35%

Expense Ratios**

Fund	Gross	Net
ProShares Investment Grade-Interest Rate Hedged	0.30%	0.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	97%
U.S. Treasury Notes/Bonds Futures Contracts	(97%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Pfizer, Inc., 7.20%, due 03/15/39	1.5%
Goldman Sachs Group, Inc. (The), 6.75%, due 10/01/37	1.5%
Barclays plc, 4.38%, due 01/12/26	1.2%
Apple, Inc., 3.20%, due 05/13/25	1.1%
Mitsubishi UFJ Financial Group, Inc., 3.85%, due 03/01/26	1.0%

FTSE Corporate Investment Grade (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bond
Industrials	59.9%
Utilities	30.9%
Financials	9.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: XIII

ProShares K-1 Free Crude Oil Strategy ETF (the "Fund") seeks to provide total return through actively managed exposure to the West Texas Intermediate ("WTI") crude oil futures markets. This actively managed Fund uses the WTI as a performance benchmark (the "Benchmark"). For the year ended May 31, 2019, the Fund had a total return of –19.30%1. For the same period, the Benchmark had a total return of –18.33%2 and a volatility of 33.24%. For the period, the Fund had an average daily volume of 31,336 shares.

The Fund's strategy seeks to outperform certain index based strategies by actively managing the rolling of WTI crude oil futures contracts. "Rolling" means selling a futures contract as it nears its expiration date and replacing it with a new futures contract at a later expiration date. The Fund generally will not invest directly in WTI crude oil futures. The Fund gains exposure to these investments by investing a portion of its assets in the ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by ProShare Advisors, the Fund's investment advisor, and invests directly in WTI crude oil futures.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares K-1 Free Crude Oil Strategy ETF from September 26, 2016 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (9/26/16)
ProShares K-1 Free Crude Oil Strategy ETF	-19.30%	1.55%
West Texas Intermediate crude oil futures markets	-18.33%	3.41%

Expense Ratios**

Fund	Gross	Net
ProShares K-1 Free Crude Oil Strategy ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Commodity Futures Contracts (Long)	100%
Total Exposure	100%

WTI crude oil futures markets – Composition

% of Index
WTI Crude Oil	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (WTI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: OILK K-1 Free Crude Oil Strategy ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Large Cap Core Plus (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of –0.08%1. For the same period, the Index had a total return of 0.58%2 and a volatility of 15.67%. For the period, the Fund had an average daily volume of 34,862 shares.

The Fund invests in financial instruments that Advisor believes, in combination, should track the performance of the Index. The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies by applying a rules-based ranking and weighting methodology. The Index intends to provide a representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date.

During the year ended May 31, 2019, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Large Cap Core Plus from July 13, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (7/13/09)
ProShares Large Cap Core Plus	-0.08%	8.86%	14.26%
Credit Suisse 130/30 Large Cap Index	0.58%	9.49%	15.14%

Expense Ratios**

Fund	Gross	Net
ProShares Large Cap Core Plus	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements (Long)	34%
Swap Agreements (Short)	(30%)
Net Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	2.8%
Apple, Inc.	2.3%
Amazon.com, Inc.	2.1%
Facebook, Inc., Class A	1.1%
Bank of America Corp.	1.0%

Credit Suisse 130/30 Large Cap
Index – Composition

% of Index
Information Technology	21.1%
Financials	14.4%
Health Care	12.1%
Consumer Discretionary	11.2%
Communication Services	9.8%
Industrials	8.3%
Energy	6.5%
Real Estate	6.0%
Consumer Staples	4.9%
Utilities	4.3%
Materials	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: LARGE CAP CORE PLUS CSM :: XV

ProShares Long Online/Short Stores ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 5.74%1. For the same period, the Index had a total return of 5.89%2 and a volatility of 17.93%. For the period, the Fund had an average daily volume of 10,342 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by SolactiveAG. The Index consists of long positions in the online retailers included in the ProShares Online Retail Index and short positions in the "bricks and mortar" retailers included in the Solactive-ProShares Bricks and Mortar Retail Store Index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Long Online/Short Stores ETF from November 14, 2017 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

One Year	Since Inception (11/14/17)
ProShares Long Online/Short Stores ETF	5.74%	17.19%
ProShares Long Online/Short Stores Index	5.89%	17.44%

Expense Ratios**

Fund	Gross	Net
ProShares Long Online/Short Stores ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements (Long)	11%
Swap Agreements (Short)	(50%)
Total Exposure	50%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	21.4%
Alibaba Group Holding Ltd. (ADR)	14.2%
Chegg, Inc.	4.2%
Wayfair, Inc., Class A	4.1%
eBay, Inc.	4.1%

ProShares Long Online/Short Stores Index – Composition

% of Index
Consumer Discretionary	92.2%
Consumer Staples	4.2%
Communication Services	3.0%
Materials	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: CLIX LONG ONLINE/SHORT STORES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Managed Futures Strategy ETF (the "Fund") seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets. This actively managed Fund uses the S&P® Strategic Futures Index as a performance benchmark (the "Benchmark"). For the year ended May 31, 2019, the Fund had a total return of 1.85%1. For the same period, the Benchmark had a total return of 2.51%2 and a volatility of 3.75%. For the period, the Fund had an average daily volume of 1,482 shares.

The Benchmark seeks to capture the economic benefit from trends (in either direction) in the physical commodities, interest rates and currencies markets by taking long or short positions in related futures contracts. The Fund, under normal market conditions, invests in a portfolio of commodity futures contracts ("Commodity Futures Contracts") and currency and U.S. Treasury futures contracts ("Financial Futures Contracts") (collectively, "Futures Contracts"). The Fund attempts to capture the economic benefit derived from rising and declining trends based on the price changes of these Futures Contracts. The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Portfolio I, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by ProShare Advisors, the Fund's investment advisor.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Managed Futures Strategy ETF from February 17, 2016 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (2/17/16)
ProShares Managed Futures Strategy ETF	1.85%	0.27%
S&P® Strategic Futures Index	2.51%	1.71%

Expense Ratios**

Fund	Gross	Net
ProShares Managed Futures Strategy ETF	0.75%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Commodity Futures
Contracts (Long)	13%
Commodity Futures
Contracts (Short)	(23%)
Currency Futures
Contracts (Short)	(35%)
U.S. Treasury Notes
Futures Contracts (Long)	17%
U.S. Treasury Bonds
Futures Contracts (Long)	12%
Total Exposure	(16%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Strategic Futures
Index – Composition

Commodities Holdings	% of Benchmark
Cocoa	2.3%
Copper	2.1%
Cotton	2.1%
Heating Oil	1.9%
Lean Hogs	1.6%
Unleaded Gasoline	1.5%
Crude Oil	1.4%
Natural Gas	(1.7%)
Sugar	(1.8%)
Silver	(1.9%)
Coffee	(1.9%)
Wheat	(2.1%)
Soybeans	(2.6%)
Corn	(3.3%)
Gold	(3.3%)
Live Cattle	(4.6%)

Currency Exposure	% of Benchmark
Austrailian Dollar	(3.9%)
Canadian Dollar	(5.0%)
Euro	(5.2%)
British Pound	(5.4%)
Switzerland Franc	(7.3%)
Japanese Yen	(8.6%)
Fixed Income Holdings	% of Benchmark
10 Year Note	18.9%
30 Year Bond	10.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (S&P SFI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MANAGED FUTURES STRATEGY ETF FUT :: XVII

ProShares Merger ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P® Merger Arbitrage Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 6.16%1. For the same period, the Index had a total return of 7.04%2 and a volatility of 2.32%. For the period, the Fund had an average daily volume of 2,895 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to produce consistent, positive returns in virtually all market environments, although there are no assurances it will achieve this result. The Index, created by Standard & Poor's® , provides exposure to up to 40 publicly announced mergers, acquisitions and/or other corporate reorganizations (the "Deals") within developed market countries through a combination of long and, in certain cases, short security positions. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%.

During the year ended May 31, 2019, the Fund invested in swap agreements and forward currency contracts as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Merger ETF from December 11, 2012 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (12/11/12)
ProShares Merger ETF	6.16%	0.77%	-0.18%
S&P Merger Arbitrage Index	7.04%	1.70%	0.90%

Expense Ratios**

Fund	Gross	Net
ProShares Merger ETF	4.05%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	67%
Swap Agreements (Short)	(24%)
Master Limited Partnerships	9%
Forward Currency Contracts	12%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
First Data Corp., Class A	3.6%
Celgene Corp.	3.5%
Worldpay, Inc.	3.4%
Bemis Co., Inc.	3.3%
Red Hat, Inc.	3.2%

S&P Merger Arbitrage
Index – Composition

% of Index
Information Technology	31.4%
Industrials	16.8%
Communication Services	16.4%
Health Care	15.7%
Energy	5.5%
Materials	5.4%
Real Estate	4.8%
Financials	2.7%
Utilities	1.3%

Regional Exposure

% of Index
United States	93.1%
United Kingdom	5.8%
Canada	1.5%
Australia	(0.4%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: MRGR MERGER ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares Morningstar Alternatives Solution ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Morningstar® Diversified Alternatives IndexSM (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 0.04%1. For the same period, the Index had a total return of 0.17%2 and a volatility of 3.44%. For the period, the Fund had an average daily volume of 1,123 shares.

The Fund invests in exchange traded funds ("ETFs") that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide diversified exposure to alternative asset classes. The Index consists of a comprehensive set of exchange-traded funds in the ProShares lineup that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge-fund replication, private equity, infrastructure or inflation-related investments.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Morningstar Alternatives Solution ETF from October 8, 2014 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (10/8/14)
ProShares Morningstar Alternatives Solution ETF	0.04%	0.24%
Morningstar Diversified Alternatives Index	0.17%	0.43%

Expense Ratios**

Fund	Gross	Net
ProShares Morningstar Alternatives Solution ETF	1.42%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Exchange Traded Funds	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
ProShares Merger ETF	29.9%
ProShares Managed Futures Strategy ETF	20.2%
ProShares Hedge Replication ETF	18.0%
ProShares DJ Brookfield Global Infrastructure ETF	14.6%
ProShares RAFI Long/Short	13.4%

Morningstar Diversified Alternatives Index – Composition

Strategy	% of Index
Long/Short	29.9%
Managed Futures	20.2%
Hedge Fund Replication	18.0%
Infrastructure	14.6%
Market Neutral	13.4%
Inflation	2.2%
Private Equity	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MORNINGSTAR ALTERNATIVES SOLUTION ETF ALTS :: XIX

ProShares MSCI EAFE Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of –4.72%1. For the same period, the Index had a total return of –4.35%2 and a volatility of 10.21%. For the period, the Fund had an average daily volume of 16,983 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI EAFE Dividend Growers ETF from August 19, 2014 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (8/19/14)
ProShares MSCI EAFE Dividend Growers ETF	-4.72%	-0.15%
MSCI EAFE Dividend Masters Index	-4.35%	0.34%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI EAFE Dividend Growers ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Shimamura Co. Ltd.	2.1%
Ramsay Health Care Ltd.	2.1%
Daito Trust Construction Co. Ltd.	2.1%
REA Group Ltd.	2.0%
Novartis AG (Registered)	2.0%

MSCI EAFE Dividend Masters
Index – Composition

% of Index
Health Care	20.9%
Consumer Staples	16.9%
Consumer Discretionary	13.2%
Industrials	13.2%
Real Estate	9.8%
Utilities	9.3%
Financials	7.5%
Materials	5.5%
Energy	3.7%

MSCI EAFE Dividend Masters
Index – Country

% of Index
United kingdom	24.3%
Japan	15.7%
Australia	11.5%
Switzerland	7.7%
Hong Kong	7.5%
Others	7.4%
France	7.3%
Denmark	5.7%
Germany	5.4%
Netherlands	3.8%
Spain	3.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares MSCI Emerging Markets Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of –0.84%1. For the same period, the Index had a total return of 0.53%2 and a volatility of 14.83%. For the period, the Fund had an average daily volume of 3,619 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Emerging Markets Index and have increased dividend payments each year for at least 7 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares MSCI Emerging Markets Dividend Growers ETF from January 25, 2016 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (1/25/16)
ProShares MSCI Emerging Markets Dividend Growers ETF	-0.84%	13.00%
MSCI Emerging Markets Dividend Masters Index	0.53%	14.27%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Emerging Markets Dividend Growers ETF	0.60%	0.60%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Larsen & Toubro Ltd.	1.4%
LIC Housing Finance Ltd.	1.4%
BIM Birlesik Magazalar A/S	1.4%
Itau Unibanco Holding SA (ADR)	1.4%
Housing Development Finance Corp. Ltd.	1.4%

MSCI Emerging Markets Dividend Masters Index – Composition

% of Index
Financials	26.2%
Consumer Staples	15.9%
Real Estate	14.6%
Industrials	9.9%
Health Care	9.4%
Consumer Discretionary	6.9%
Information Technology	5.8%
Materials	4.0%
Utilities	3.9%
Energy	3.4%

MSCI Emerging Markets Dividend Masters Index – Country

% of Index
China	28.1%
India	18.2%
South Africa	16.1%
Others	9.6%
Philippines	6.5%
Mexico	6.0%
Indonesia	5.3%
Turkey	2.6%
Taiwan	2.6%
Malaysia	2.5%
Colombia	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: XXI

ProShares MSCI Europe Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of –5.79%1. For the same period, the Index had a total return of –5.38%2 and a volatility of 12.16%. For the period, the Fund had an average daily volume of 942 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Europe Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 25 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Europe Dividend Growers ETF from September 9, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (9/9/15)
ProShares MSCI Europe Dividend Growers ETF	-5.79%	1.11%
MSCI Europe Dividend Masters Index	-5.38%	1.65%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Europe Dividend Growers ETF	0.55%	0.55%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Novartis AG (Registered)	3.1%
Intertek Group plc	3.1%
Vodafone Group plc	3.1%
Bunzl plc	3.0%
Wolters Kluwer NV	3.0%

MSCI Europe Dividend Masters
Index – Composition

% of Index
Health Care	20.6%
Consumer Staples	20.6%
Industrials	14.8%
Consumer Discretionary	11.5%
Materials	8.8%
Financials	8.8%
Telecommunication Services	6.0%
Utilities	6.0%
Energy	2.9%

MSCI Europe Dividend Masters
Index – Country

% of Index
United Kingdom	38.4%
Switzerland	12.1%
France	11.5%
Denmark	9.0%
Germany	8.5%
Netherlands	5.9%
Spain	5.8%
Ireland	5.8%
Belgium	3.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Online Retail ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Online Retail Index (the "Index"). From inception on July 13, 2018 to May 31 2019, the Fund had a total return of –11.90%1. For the same period, the Index had a total return of –12.93%2 and a volatility of 28.06%. For the period, the Fund had an average daily volume of 19,913 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by Solactive AG. The Index is designed to measure the performance of publicly traded companies that principally sell online or through other non-store sales channels, such as through mobile or app purchases, rather than through "brick and mortar" store locations ("Online Retailers"). The Index may include U.S. and non-U.S. companies. To be included in the Index, an online retailer's securities must be listed on a U.S. stock exchange, must have a minimum market capitalization of $500 million and must meet certain liquidity requirements. Non-U.S. companies may not make up more than 25% of the Index. Companies are weighted in the Index using a modified market capitalization approach.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Online Retail ETF from July 13, 2018 to May 31, 2019, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/19

Since Inception (7/13/18)
ProShares Online Retail ETF	-11.90%
ProShares Online Retail Index	-12.93%

Expense Ratios**

Fund	Gross	Net
ProShares Online Retail ETF	0.58%	0.58%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	23.9%
Alibaba Group Holding Ltd. (ADR)	15.9%
Chegg, Inc.	4.7%
Wayfair, Inc., Class A	4.6%
eBay, Inc.	4.6%

ProShares Online Retail
Index – Composition

% of Index
Consumer Discretionary	95.5%
Communication Services	4.5%

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ONLINE RETAIL ETF ONLN :: XXIII

ProShares Pet Care ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FactSet Pet Care Index (the "Index"). From inception on November 5, 2018 to May 31, 2019, the Fund had a total return of –0.04%1. For the same period, the Index had a total return of 0.31%2 and a volatility of 15.28%. For the period, the Fund had an average daily volume of 7,069 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index consists of U.S. and international companies that potentially stand to benefit from interest in, and resources spent on, pet ownership. The Fund intends to hold each security in approximately the same proportion as its weighting in the Index. The Index consists primarily of companies whose principal business is pet-care related (i.e., they derive significant revenue from pet care-related products or services), as determined in accordance with the Index methodology. The Index is owned and administered by FactSet Research Systems, Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Pet Care ETF from November 5, 2018 to May 31, 2019, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/19

Since Inception (11/5/18)
ProShares Pet Care ETF	-0.04%
FactSet Pet Care Index	0.31%

Expense Ratios**

Fund	Gross	Net
ProShares Pet Care ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated November 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
IDEXX Laboratories, Inc.	10.4%
Dechra Pharmaceuticals plc	10.2%
Covetrus, Inc.	9.0%
Freshpet, Inc.	8.9%
Central Garden & Pet Co., Class A	6.6%

FactSet Pet Care Index – Composition

% of Index
Health Care	58.4%
Consumer Staples	24.5%
Consumer Discretionary	12.8%
Financials	4.3%

FactSet Pet Care Index – Country

% of Index
United States	65.1%
United Kingdom	19.5%
Switzerland	4.8%
France	4.7%
Germany	4.3%
Japan	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: PAWZ PET CARE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares RAFITM Long/Short (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE RAFITM US 1000 Long/Short Total Return Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of –3.23%1. For the same period, the Index had a total return of –1.97%2 and a volatility of 3.39%. For the period, the Fund had an average daily volume of 3,526 shares.

The Fund invests in financial instruments that the Advisor believes, in combination, should track the performance of the Index. The Index is constructed and maintained by FTSE International Limited. The Index allocates an equal dollar amount to both long and short equity positions each time that the Index rebalances. The long position of the index consists of the equity securities in the FTSE RAFI US 1000 Total Return Index (the "Long Index"), and the short position of the Index consists of short-positions in the securities included in the Russell 1000 Total Return Index. The Long Index is a "fundamental" index which uses non-price measures of company size (such as sales, dividends, cash flow or book value) to select and weight the securities in the Long Index. The Short Index is a capitalization weighted index. Capitalization-weighted indexes weight securities based on the price of the securities in the index and not fundamental factors. The Index seeks to capitalize on a theory that index weighting based on market capitalization (i.e., price) results in overweighting of overpriced securities and underweighting of underpriced securities.

During the year ended May 31, 2019, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of the underlying index and the Fund was generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares RAFITM Long/Short from December 2, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through February 29, 2016 reflects the performance of the RAFI® US Equity Long/Short Index. Index performance beginning on March 1, 2016 reflects the performance of the FTSE RAFI US 1000 Long/Short Total Return Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (12/2/10)
ProShares RAFITM Long/Short	-3.23%	-2.48%	-0.26%
FTSE RAFI US 1000 Long/Short Total Return Index	-1.97%	-1.18%	-0.34%

Expense Ratios**

Fund	Gross	Net
ProShares RAFITM Long/Short	1.83%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements (Long)	11%
Swap Agreements (Short)	(97%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	2.2%
Exxon Mobil Corp.	1.9%
AT&T, Inc.	1.7%
JPMorgan Chase & Co.	1.6%
Microsoft Corp.	1.5%

FTSE RAFI US 1000 Long/Short Total Return Index – Composition

% of Index
Information Technology	17.7%
Financials	16.3%
Health Care	12.3%
Industrials	10.0%
Consumer Discretionary	9.8%
Communication Services	9.1%
Consumer Staples	7.6%
Energy	6.5%
Utilities	4.0%
Real Estate	3.5%
Materials	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: RAFITM LONG/SHORT RALS :: XXV

ProShares Russell 2000 Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 2000 Dividend Growth Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 3.48%1. For the same period, the Index had a total return of 3.92%2 and a volatility of 13.19%. For the period, the Fund had an average daily volume of 54,970 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by FTSE International Limited, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Russell 2000 Dividend Growers ETF from February 3, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (2/3/15)
ProShares Russell 2000 Dividend Growers ETF	3.48%	10.48%
Russell 2000 Dividend Growth Index	3.92%	10.96%

Expense Ratios**

Fund	Gross	Net
ProShares Russell 2000 Dividend Growers ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
RLI Corp.	2.1%
Atrion Corp.	1.9%
Universal Health Realty Income Trust	1.9%
South Jersey Industries, Inc.	1.8%
Ensign Group, Inc. (The)	1.8%

Russell 2000 Dividend Growth
Index – Composition

% of Index
Utilities	26.7%
Industrials	17.2%
Financials	16.6%
Consumer Staples	11.2%
Materials	7.9%
Real Estate	6.9%
Health Care	5.5%
Consumer Discretionary	3.4%
Information Technology	3.0%
Communication Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500®/MarketAxess® Investment Grade Corporate Bond Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 7.40%1. For the same period, the Index had a total return of 8.00%2 and a volatility of 3.22%. For the period, the Fund had an average daily volume of 1,770 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Fund seeks to invest substantially all of its assets in the bonds included in the Index. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index consists exclusively of investment grade bonds issued by companies in the S&P500, the most widely used U.S. equity benchmark.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares S&P 500® Bond ETF from May 1, 2018 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (5/1/18)
ProShares S&P 500® Bond ETF	7.40%	7.86%
S&P 500®/MarketAxess® Investment Grade Corporate Bond Index	8.00%	8.09%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Bond ETF	0.15%	0.15%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	98%
Total Exposure	98%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
AT&T, Inc., 3.40%, due 05/15/25	1.7%
JPMorgan Chase & Co., 3.90%, due 07/15/25	1.5%
Citigroup, Inc., 2.35%, due 08/02/21	1.5%
GE Capital International Funding Co. Unlimited Co., 4.42%, due 11/15/35	1.4%
Verizon Communications, Inc., 5.25%, due 03/16/37	1.3%

S&P 500®/MarketAxess® Investment Grade Corporate Bond
Index – Composition

% of Index
Industrials	46.7%
Financials	42.2%
Utilities	11.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® BOND ETF SPXB :: XXVII

ProShares S&P 500® Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 7.10%1. For the same period, the Index had a total return of 7.59%2 and a volatility of 13.08%. For the period, the Fund had an average daily volume of 570,264 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares S&P 500 Aristocrats ETF from October 9, 2013 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (10/9/13)
ProShares S&P 500® Dividend Aristocrats ETF	7.10%	9.56%	11.11%
S&P 500 Dividend Aristocrats Index	7.59%	10.00%	11.57%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Dividend Aristocrats ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Cincinnati Financial Corp.	2.1%
Medtronic plc	2.0%
Chubb Ltd.	1.9%
Aflac, Inc.	1.9%
Cintas Corp.	1.9%

S&P 500 Dividend Aristocrats Index – Composition

% of Index
Consumer Staples	23.7%
Industrials	21.1%
Financials	12.9%
Health Care	11.0%
Materials	10.5%
Consumer Discretionary	10.2%
Energy	3.3%
Utilities	1.9%
Real Estate	1.8%
Information Technology	1.8%
Telecommunication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: NOBL S&P 500® DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Energy ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Energy Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 5.10%1. For the same period, the Index had a total return of 5.40%2 and a volatility of 15.26%. For the period, the Fund had an average daily volume of 423 shares.

The Fund invests in securities that the Advisor believes, in combination, should trade the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Energy Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Energy ETF from September 22, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Energy ETF	5.10%	12.55%
S&P 500® Ex-Energy Index	5.40%	12.91%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Energy ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	4.3%
Apple, Inc.	3.6%
Amazon.com, Inc.	3.3%
Facebook, Inc., Class A	1.9%
Berkshire Hathaway, Inc., Class B	1.7%

S&P 500 Ex-Energy Index – Composition

% of Index
Information Technology	22.2%
Health Care	15.0%
Financials	13.9%
Telecommunication Services	11.0%
Consumer Discretionary	10.7%
Industrials	9.9%
Consumer Staples	7.8%
Utilities	3.5%
Real Estate	3.3%
Materials	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-ENERGY ETF SPXE :: XXIX

ProShares S&P 500® Ex-Financials ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 4.14%1. For the same period, the Index had a total return of 4.29%2 and a volatility of 15.80%. For the period, the Fund had an average daily volume of 350 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Financials and Real Estate Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Financials ETF from September 22, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Financials ETF	4.14%	12.02%
S&P 500® Ex-Financials and Real Estate Index	4.29%	12.34%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Financials ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	4.9%
Apple, Inc.	4.1%
Amazon.com, Inc.	3.7%
Facebook, Inc., Class A	2.2%
Johnson & Johnson	1.8%

S&P 500 Ex-Financials and Real Estate Index – Composition

% of Index
Information Technology	25.3%
Health Care	17.0%
Telecommunication Services	12.4%
Consumer Discretionary	12.1%
Industrials	11.2%
Consumer Staples	8.9%
Energy	5.9%
Utilities	4.1%
Materials	3.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: SPXN S&P 500® EX-FINANCIALS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P 500® Ex-Health Care ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 2.88%1. For the same period, the Index had a total return of 3.12%2 and a volatility of 15.57%. For the period, the Fund had an average daily volume of 228 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Health Care Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Health Care ETF from September 22, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Health Care ETF	2.88%	12.51%
S&P 500® Ex-Health Care Index	3.12%	12.88%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Health Care ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	4.8%
Apple, Inc.	4.0%
Amazon.com, Inc.	3.7%
Facebook, Inc., Class A	2.1%
Berkshire Hathaway, Inc., Class B	2.0%

S&P 500 Ex-Health Care
Index – Composition

% of Index
Information Technology	24.7%
Financials	15.3%
Telecommunication Services	12.1%
Consumer Discretionary	11.9%
Industrials	10.9%
Consumer Staples	8.6%
Energy	5.8%
Utilities	4.0%
Real Estate	3.7%
Materials	3.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-HEALTH CARE ETF SPXV :: XXXI

ProShares S&P 500® Ex-Technology ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology Index (the "Index")**. For the year ended May 31, 2019, the Fund had a total return of 3.10%1. For the same period, the Index had a total return of 2.95%2 and a volatility of 13.77%. For the period, the Fund had an average daily volume of 489 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Information Technology Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. The Index is constructed and maintained by S&P Dow Jones LLC.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Technology ETF from September 22, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Technology ETF	3.10%	9.54%
S&P 500® Ex-Information Technology Index**	2.95%	10.16%
S&P 500® Ex-Information Technology &Telecommunication Services Index**	2.84%	9.73%

Expense Ratios***

Fund	Gross	Net
ProShares S&P 500® Ex-Technology ETF	0.27%	0.27%

**  On September 21, 2018, the Fund's underlying index changed from the S&P 500 Ex-Information Technology & Telecommunication Services Index to the S&P 500 Ex-Information Technology Index in order to match the Fund's underlying index to its investment objective.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	4.0%
Facebook, Inc., Class A	2.3%
Berkshire Hathaway, Inc., Class B	2.1%
Johnson & Johnson	1.9%
JPMorgan Chase & Co.	1.9%

S&P 500 Ex-Information Technology
Index – Composition

% of Index
Health Care	18.0%
Financials	16.7%
Telecommunication Services	13.2%
Consumer Discretionary	13.0%
Industrials	11.8%
Consumer Staples	9.4%
Energy	6.3%
Utilities	4.3%
Real Estate	4.0%
Materials	3.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCEPROSHARES TRUST

ProShares S&P MidCap 400® Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 4.84%1. For the same period, the Index had a total return of 5.24%2 and a volatility of 12.15%. For the period, the Fund had an average daily volume of 50,105 shares.

The Fund invests in securities that the Advisor believes, in combination, should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index, have increased dividend payments each year for at least 15 years, and meet certain market capitalization and liquidity requirements. The Index contains all companies meeting these requirements with a minimum of 40 stocks which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in S&P MidCap 400 Dividend Aristocrats ETF from February 3, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (2/3/15)
ProShares S&P MidCap 400® Dividend Aristocrats ETF	4.84%	9.62%
S&P MidCap 400 Dividend Aristocrats Index	5.24%	10.01%

Expense Ratios**

Fund	Gross	Net
ProShares S&P MidCap 400® Dividend Aristocrats ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
RenaissanceRe Holdings Ltd.	2.3%
Mercury General Corp.	2.3%
Black Hills Corp.	2.2%
WR Berkley Corp.	2.1%
Old Republic International Corp.	2.1%

S&P MidCap 400 Dividend Aristocrats Index – Composition

% of Index
Financials	27.6%
Industrials	18.0%
Utilities	14.0%
Materials	10.0%
Consumer Staples	9.9%
Real Estate	5.9%
Consumer Discretionary	5.7%
Telecommunication Services	5.4%
Health Care	2.0%
Information Technology	1.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: XXXIII

ProShares Short Term USD Emerging Markets Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the DBIQ Short Duration Emerging Market Bond Index. (the "Index"). For the year ended May 31, 2019, the Fund had a total return of 4.20%1. For the same period, the Index had a total return of 5.29%2 and a volatility of 1.36%. For the period, the Fund had an average daily volume of 517 shares.

The Fund invests in debt securities that the Advisor believes, in combination, should track the performance of the Index. The Index is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than or equal to five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership. The Index is constructed and maintained by Deutsche Bank AG.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Term USD Emerging Markets Bond ETF from November 19, 2013 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (11/19/13)
ProShares Short Term USD Emerging Markets Bond ETF	4.20%	2.97%	3.38%
DBIQ Short Duration Emerging Market Bond Index	5.29%	2.23%	3.67%

Expense Ratios**

Fund	Gross	Net
ProShares Short Term USD Emerging Markets Bond ETF	1.67%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Fixed Income Securities	98%
Total Exposure	98%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Export-Import Bank of China (The), 2.63%, due 03/14/22	4.5%
Republic of Ecuador, 10.75%, due 03/28/22	2.9%
Croatia Government International Bond, 5.50%, due 04/04/23	2.9%
Petroleos Mexicanos, 3.50%, due 01/30/23	2.8%
Sinopec Group Overseas Development 2016 Ltd., 2.00%, due 09/29/21	2.8%

DBIQ Short Duration Emerging Market Bond Index – Country

% of Index
Others	40.0%
China	9.9%
Mexico	8.3%
Brazil	7.6%
Indonesia	7.2%
Russian Federation	7.1%
Turkey	5.2%
Qatar	5.1%
Poland	3.6%
Hungary	3.2%
Lebanon	2.8%

DBIQ Short Duration Emerging Market Bond Index – Composition

% of Index
Sovereign	56.7%
Quasi-Sovereign	41.7%
Semi-Sovereign	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: EMSH SHORT TERM USD EMERGING MARKETS BOND ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XXXV

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2019.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2019.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
CDS Short North American HY Credit ETF
Actual	$1,000.00	$989.30	$2.48	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
Decline of the Retail Store ETF
Actual	$1,000.00	$1,209.10	$3.58	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
DJ Brookfield Global Infrastructure ETF
Actual	$1,000.00	$1,101.10	$2.36	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Equities for Rising Rates ETF
Actual	$1,000.00	$877.10	$1.68	0.36%
Hypothetical	$1,000.00	$1,023.14	$1.82	0.36%
Global Listed Private Equity ETF
Actual	$1,000.00	$1,036.60	$3.05	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
Hedge Replication ETF
Actual	$1,000.00	$1,005.30	$4.75	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
High Yield-Interest Rate Hedged
Actual	$1,000.00	$1,012.30	$2.51	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
Inflation Expectations ETF
Actual	$1,000.00	$950.10	$1.46	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%

XXXVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Investment Grade-Interest Rate Hedged
Actual	$1,000.00	$1,028.30	$1.52	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%
K-1 Free Crude Oil Strategy ETF
Actual	$1,000.00	$1,022.20	$3.28	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
Large Cap Core Plus
Actual	$1,000.00	$995.10	$2.24	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Long Online/Short Stores ETF
Actual	$1,000.00	$1,153.60	$3.49	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
Managed Futures Strategy ETF
Actual	$1,000.00	$985.50	$3.71	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
Merger ETF
Actual	$1,000.00	$1,009.70	$3.76	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
Morningstar Alternatives Solution ETF (a)
Actual	$1,000.00	$997.90	$1.05	0.21%
Hypothetical	$1,000.00	$1,023.88	$1.06	0.21%
MSCI EAFE Dividend Growers ETF
Actual	$1,000.00	$1,023.90	$2.52	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
MSCI Emerging Markets Dividend Growers ETF
Actual	$1,000.00	$1,039.70	$3.05	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
MSCI Europe Dividend Growers ETF
Actual	$1,000.00	$1,011.80	$2.76	0.55%
Hypothetical	$1,000.00	$1,022.19	$2.77	0.55%
Online Retail ETF
Actual	$1,000.00	$1,035.70	$2.94	0.58%
Hypothetical	$1,000.00	$1,022.04	$2.92	0.58%
Pet Care ETF
Actual	$1,000.00	$1,015.70	$2.51	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
RAFITM Long/Short
Actual	$1,000.00	$969.80	$4.67	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Russell 2000 Dividend Growers ETF
Actual	$1,000.00	$981.70	$1.98	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XXXVII

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
S&P 500® Bond ETF
Actual	$1,000.00	$1,090.20	$0.78	0.15%
Hypothetical	$1,000.00	$1,024.18	$0.76	0.15%
S&P 500® Dividend Aristocrats ETF
Actual	$1,000.00	$993.90	$1.74	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
S&P 500® Ex-Energy ETF
Actual	$1,000.00	$1,012.10	$1.35	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Financials ETF
Actual	$1,000.00	$1,008.70	$1.35	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Health Care ETF
Actual	$1,000.00	$1,020.30	$1.36	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Technology ETF
Actual	$1,000.00	$991.40	$1.34	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P MidCap 400® Dividend Aristocrats ETF
Actual	$1,000.00	$991.00	$1.99	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
Short Term USD Emerging Markets Bond ETF
Actual	$1,000.00	$1,038.10	$2.54	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(a)  In addition to the fees and expenses which the Morningstar Alternatives Solution ETF bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying ProShares ETFs in which the Fund invests. The Fund's Annualized Expense Ratio During Period disclosed in the table above reflects only the direct expenses of the Fund. If the Fund's Annualized Expense Ratio During Period included such indirect expenses, known as Acquired Fund Fees and Expenses, it would have been 0.95% for both the Actual and Hypothetical Expense Examples.
XXXVIII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 96.0%
Repurchase Agreements (a) — 96.0%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $6,118,208 (Cost $6,116,956)	$6,116,956	$6,116,956
Total Investments — 96.0% (Cost $6,116,956)		6,116,956
Other assets less liabilities — 4.0%		252,739
Net Assets — 100.0%		$6,369,695

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,216
Aggregate gross unrealized depreciation	—
Net unrealized depreciation	$7,216
Federal income tax cost	$5,782,161

Credit Default Swap Agreements — Buy protection1

Underlying Instrument	Fixed Deal Pay Rate	Fixed Rate Payment Frequency	Maturity Date	Implied Credit Spread at May 31, 2019[2]	Notional Amount[3]	Value	Premiums Paid(Received)	Unrealized Appreciation
CDX North American High Yield Index; Version 1, Series 32	5.00%	Quarterly	6/20/2024	3.94%	$5,910,000	$(327,579)	$(334,795)	$7,216
						$(327,579)	$(334,795)	$7,216

1  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade).

2  Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

3  The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North American High Yield Index.

See accompanying notes to the financial statements.

2 :: WYDE CDS SHORT NORTH AMERICAN HY CREDIT ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 46.2%
Repurchase Agreements (a) — 46.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,740,922 (Cost $2,740,360)	$2,740,360	$2,740,360
Total Investments — 46.2% (Cost $2,740,360)		2,740,360
Other assets less liabilities — 53.8%		3,192,558
Net Assets — 100.0%		$5,932,918

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,591
Aggregate gross unrealized depreciation	(1,275,724)
Net unrealized depreciation	$(1,224,133)
Federal income tax cost	$2,740,360

Swap Agreements1

Decline of the Retail Store ETF had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(3,849,903)	2/8/2021	Credit Suisse International	(2.96)%	Solactive- ProShares Bricks and Mortar Retail Store Index	51,591	—	(51,591)	—
(2,074,225)	11/6/2019	Societe Generale	(1.26)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(1,275,724)	—	1,275,724	—
(5,924,128)					(1,224,133)
				Total Unrealized Appreciation	51,591
				Total Unrealized Depreciation	(1,275,724)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: DECLINE OF THE RETAIL STORE ETF EMTY :: 3

Investments	Shares	Value
Common Stocks — 87.1%
Construction & Engineering — 5.5%
Ferrovial SA	41,432	$990,052
Ferrovial SA, Placement Shares*(a)	595	14,218
Vinci SA	44,818	4,429,053
		5,433,323
Diversified Telecommunication Services — 1.7%
Cellnex Telecom SA (b)	18,248	641,132
China Tower Corp. Ltd., Class H (b)	3,881,192	871,338
Infrastrutture Wireless Italiane SpA (b)	20,943	188,693
		1,701,163
Electric Utilities — 7.4%
AusNet Services	150,883	186,308
Edison International	25,194	1,495,768
Elia System Operator SA/NV	2,664	185,410
Eversource Energy	24,511	1,809,892
Fortis, Inc.	37,512	1,416,830
Hydro One Ltd. (b)	26,510	449,156
Red Electrica Corp. SA	37,898	805,688
Spark Infrastructure Group	146,742	238,200
Terna Rete Elettrica Nazionale SpA	122,190	746,134
		7,333,386
Equity Real Estate Investment Trusts (REITs) — 13.3%
American Tower Corp.	34,112	7,121,563
Crown Castle International Corp.	32,135	4,177,871
SBA Communications Corp.*	8,706	1,884,065
		13,183,499
Gas Utilities — 8.4%
APA Group	102,381	720,160
Atmos Energy Corp.	9,039	920,170
Beijing Enterprises Holdings Ltd.	41,613	209,139
China Gas Holdings Ltd.	193,619	622,382
China Resources Gas Group Ltd.	71,404	342,012
ENN Energy Holdings Ltd.	68,272	613,961
Hong Kong & China Gas Co. Ltd.	854,792	1,888,501
Italgas SpA	42,122	266,717
New Jersey Resources Corp.	6,837	324,416
Northwest Natural Holding Co.	2,228	153,331
ONE Gas, Inc.	4,052	354,793
Southwest Gas Holdings, Inc.	4,089	348,137
Spire, Inc.	3,906	325,448
Toho Gas Co. Ltd.	8,670	338,431
Tokyo Gas Co. Ltd.	34,586	860,940
Towngas China Co. Ltd.*	82,893	62,490
		8,351,028
Investments	Shares	Value
Common Stocks (continued)
Media — 0.8%
Eutelsat Communications SA	15,022	$264,733
SES SA, FDR	33,454	505,285
		770,018
Multi-Utilities — 10.5%
ACEA SpA	3,899	72,480
CenterPoint Energy, Inc.	38,756	1,102,221
Consolidated Edison, Inc.	24,828	2,142,656
National Grid plc	321,849	3,225,884
NiSource, Inc.	28,804	802,191
NorthWestern Corp.	3,878	275,105
Sempra Energy	21,191	2,785,557
Unitil Corp.	1,146	65,162
		10,471,256
Oil, Gas & Consumable Fuels — 25.0%
Cheniere Energy, Inc.*	17,083	1,079,304
Enagas SA	19,679	538,618
Enbridge, Inc.	176,088	6,482,790
EnLink Midstream LLC	19,875	206,302
Inter Pipeline Ltd.	35,162	535,911
Keyera Corp.	18,322	441,376
Kinder Morgan Canada Ltd. (b)	3,027	26,606
Kinder Morgan, Inc.	150,536	3,003,193
Koninklijke Vopak NV	5,762	236,239
ONEOK, Inc.	31,829	2,024,961
Pembina Pipeline Corp.	44,239	1,578,281
Plains GP Holdings LP, Class A	12,261	276,118
SemGroup Corp., Class A	5,053	63,718
Snam SpA	195,088	981,613
Tallgrass Energy LP	11,081	263,617
Targa Resources Corp.	17,666	679,434
TC Energy Corp.	80,295	3,914,352
Williams Cos., Inc. (The)	93,642	2,470,276
		24,802,709
Transportation Infrastructure — 9.6%
Aena SME SA (b)	6,435	1,185,443
Aeroports de Paris	2,854	488,455
ASTM SpA	3,112	84,620
Atlantia SpA	41,174	1,033,104
Atlas Arteria Ltd.	57,530	282,553
Auckland International Airport Ltd.	82,168	471,156
Beijing Capital International Airport Co. Ltd., Class H	124,609	105,383

See accompanying notes to the financial statements.

4 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
China Merchants Port Holdings Co. Ltd.	110,389	$193,192
COSCO SHIPPING Ports Ltd.	149,371	145,188
Flughafen Zurich AG (Registered)	1,656	279,515
Fraport AG Frankfurt Airport Services Worldwide	3,219	253,525
Getlink SE	40,303	621,788
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3,756	182,504
Grupo Aeroportuario del Pacifico SAB de CV, ADR	3,201	313,314
Grupo Aeroportuario del Sureste SAB de CV, ADR	1,767	280,211
Hamburger Hafen und Logistik AG	1,832	43,511
Hutchison Port Holdings Trust	471,176	106,015
Japan Airport Terminal Co. Ltd.	6,338	240,969
Jiangsu Expressway Co. Ltd., Class H	106,604	148,493
Shenzhen Expressway Co. Ltd., Class H	61,300	70,921
Societa Iniziative Autostradali e Servizi SpA	5,950	103,561
Sydney Airport	96,240	494,704
Transurban Group	228,326	2,206,369
Westshore Terminals Investment Corp.	3,925	64,381
Yuexiu Transport Infrastructure Ltd.	58,386	45,579
Zhejiang Expressway Co. Ltd., Class H	125,090	130,682
		9,575,136
Water Utilities — 4.9%
American States Water Co.	2,839	207,077
American Water Works Co., Inc.	13,977	1,579,681
Aqua America, Inc.	16,288	644,027
Beijing Enterprises Water Group Ltd.	513,245	273,004
California Water Service Group	3,699	182,065
China Water Affairs Group Ltd.	74,393	72,120
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	29,817	334,845
Pennon Group plc	36,336	336,908
Severn Trent plc	20,958	527,273
SJW Group	1,816	111,920
United Utilities Group plc	59,488	599,706
		4,868,626
Total Common Stocks (Cost $77,586,253)		86,490,144
Master Limited Partnerships — 11.8%
Multi-Utilities — 0.5%
Brookfield Infrastructure Partners LP	11,790	486,927
Investments	Shares	Value
Master Limited Partnerships (continued)
Oil, Gas & Consumable Fuels — 11.3%
Andeavor Logistics LP	6,808	$237,463
BP Midstream Partners LP	3,670	53,509
Buckeye Partners LP	11,846	482,843
Cheniere Energy Partners LP	3,220	134,403
Crestwood Equity Partners LP	3,725	132,349
DCP Midstream LP	6,960	211,723
Enable Midstream Partners LP	3,161	41,061
Energy Transfer LP	182,136	2,502,549
Enterprise Products Partners LP	114,770	3,200,935
EQM Midstream Partners LP	5,011	215,974
Genesis Energy LP	8,315	181,433
Holly Energy Partners LP	3,488	92,746
Magellan Midstream Partners LP	17,662	1,086,213
MPLX LP	22,020	673,372
Noble Midstream Partners LP	1,670	50,517
NuStar Energy LP	6,933	186,914
Phillips 66 Partners LP	4,101	196,766
Plains All American Pipeline LP	33,696	761,867
Shell Midstream Partners LP	9,486	199,491
Summit Midstream Partners LP	3,165	22,978
TC PipeLines LP	4,066	147,311
Western Midstream Partners LP	15,706	458,458
		11,270,875
Total Master Limited Partnerships (Cost $11,994,201)		11,757,802
Closed End Funds — 0.5%
Capital Markets — 0.5%
3i Infrastructure plc	46,660	170,481
Hicl Infrastructure plc	155,761	320,193
Total Closed End Funds (Cost $482,259)		490,674
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (c) — 0.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $203,436 (Cost $203,394)	$203,394	203,394
Total Investments — 99.6% (Cost $90,266,107)		98,942,014
Other assets less liabilities — 0.4%		425,653
Net Assets — 100.0%		$99,367,667

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 5

*  Non-income producing security.

(a)  Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $14,218, which represents approximately 0.01% of net assets of the Fund.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

FDR  Fiduciary Depositary Receipt

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,510,842
Aggregate gross unrealized depreciation	(2,777,949)
Net unrealized appreciation	$9,732,893
Federal income tax cost	$89,209,122

DJ Brookfield Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of May 31, 2019:

United States	50.8%
Canada	15.5%
France	5.9%
United Kingdom	5.1%
Spain	4.2%
Australia	4.1%
Hong Kong	3.8%
Italy	3.6%
China	2.0%
Japan	1.4%
Mexico	0.6%
Luxembourg	0.5%
New Zealand	0.5%
Brazil	0.3%
Switzerland	0.3%
Germany	0.3%
Netherlands	0.2%
Belgium	0.2%
Singapore	0.1%
Other[1]	0.6%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

6 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.5%
Aerospace & Defense — 2.0%
Textron, Inc.	1,637	$74,156
Air Freight & Logistics — 1.9%
FedEx Corp.	457	70,506
Banks — 19.7%
Bank of America Corp.	4,510	119,966
Citizens Financial Group, Inc.	3,829	124,749
Huntington Bancshares, Inc.	9,813	124,134
JPMorgan Chase & Co.	1,229	130,225
KeyCorp	7,899	126,147
Regions Financial Corp.	8,793	121,607
		746,828
Biotechnology — 4.8%
Amgen, Inc.	218	36,340
Biogen, Inc.*	175	38,376
BioMarin Pharmaceutical, Inc.*	466	38,324
Regeneron Pharmaceuticals, Inc.*	101	30,474
Seattle Genetics, Inc.*	566	36,830
		180,344
Capital Markets — 6.4%
Charles Schwab Corp. (The)	2,910	121,085
Morgan Stanley	2,949	119,995
		241,080
Chemicals — 9.7%
Celanese Corp.	631	59,901
CF Industries Holdings, Inc.	1,522	61,245
DowDuPont, Inc.	1,167	35,617
Eastman Chemical Co.	820	53,234
LyondellBasell Industries NV, Class A	740	54,945
Mosaic Co. (The)	2,278	48,909
Westlake Chemical Corp.	916	52,478
		366,329
Containers & Packaging — 1.5%
International Paper Co.	1,344	55,736
Electrical Equipment — 2.2%
AMETEK, Inc.	1,000	81,890
Energy Equipment & Services — 4.3%
National Oilwell Varco, Inc.	3,891	81,128
Schlumberger Ltd.	2,380	82,562
		163,690
Investments	Shares	Value
Common Stocks (continued)
Health Care Providers & Services — 4.1%
Anthem, Inc.	145	$40,307
Cigna Corp.	258	38,189
Humana, Inc.	155	37,953
UnitedHealth Group, Inc.	167	40,381
		156,830
Insurance — 6.6%
Lincoln National Corp.	2,120	126,035
Prudential Financial, Inc.	1,353	124,990
		251,025
Machinery — 1.9%
Parker-Hannifin Corp.	484	73,723
Metals & Mining — 2.6%
Freeport-McMoRan, Inc.	4,826	46,860
Nucor Corp.	1,066	51,168
		98,028
Oil, Gas & Consumable Fuels — 18.6%
Apache Corp.	2,993	78,028
Concho Resources, Inc.	933	91,443
ConocoPhillips	1,553	91,565
HollyFrontier Corp.	2,104	79,910
Phillips 66	1,090	88,072
Targa Resources Corp.	2,491	95,804
Valero Energy Corp.	1,223	86,099
Williams Cos., Inc. (The)	3,611	95,258
		706,179
Pharmaceuticals — 0.6%
Mylan NV*	1,462	24,562
Road & Rail — 10.5%
CSX Corp.	1,109	82,587
JB Hunt Transport Services, Inc.	819	69,730
Norfolk Southern Corp.	445	86,837
Old Dominion Freight Line, Inc.	573	75,888
Union Pacific Corp.	495	82,556
		397,598
Trading Companies & Distributors — 2.1%
United Rentals, Inc.*	725	79,822
Total Common Stocks (Cost $4,840,997)		3,768,326

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: EQUITIES FOR RISING RATES ETF EQRR :: 7

Investments	Principal Amount	Value
Short-Term Investments — 0.3%
Repurchase Agreements (a) — 0.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $11,719 (Cost $11,718)	$11,718	$11,718
Total Investments — 99.8% (Cost $4,852,715)		3,780,044
Other assets less liabilities — 0.2%		7,501
Net Assets — 100.0%		$3,787,545

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,809
Aggregate gross unrealized depreciation	(1,123,662)
Net unrealized depreciation	$(1,079,853)
Federal income tax cost	$4,859,897

See accompanying notes to the financial statements.

8 :: EQRR EQUITIES FOR RISING RATES ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks — 89.0%
Capital Markets — 64.1%
3i Group plc	140,540	$1,867,393
Apollo Investment Corp.	26,521	411,871
Ares Capital Corp.	109,491	1,922,662
AURELIUS Equity Opportunities SE & Co. KGaA	11,425	515,388
BlackRock TCP Capital Corp.	23,695	338,128
Brait SE*	130,398	149,768
FS KKR Capital Corp.	202,442	1,208,579
Gimv NV	7,538	452,212
Goldman Sachs BDC, Inc.	13,687	256,084
Golub Capital BDC, Inc.	24,065	421,859
Hercules Capital, Inc.	37,291	475,833
IP Group plc*	283,334	287,280
Main Street Capital Corp.	22,452	889,997
New Mountain Finance Corp.	29,224	407,967
Oaktree Specialty Lending Corp.	50,535	268,846
Prospect Capital Corp.	124,123	775,769
Ratos AB, Class B	90,096	244,843
Solar Capital Ltd.	16,171	331,505
TCG BDC, Inc.	23,189	339,487
TPG Specialty Lending, Inc.	25,431	496,413
		12,061,884
Diversified Financial Services — 21.4%
Eurazeo SE	12,083	845,682
Onex Corp.	31,954	1,822,532
Wendel SA	10,686	1,360,917
		4,029,131
Internet & Direct Marketing Retail — 3.5%
Rocket Internet SE*(a)	24,921	665,944
Total Common Stocks (Cost $18,026,265)		16,756,959
Closed End Funds — 8.7%
Capital Markets — 8.7%
Apax Global Alpha Ltd. (a)	174,981	320,769
HBM Healthcare Investments AG Class A*	2,400	435,775
HgCapital Trust plc	132,690	359,411
NB Global Floating Rate Income Fund Ltd.	229,558	260,326
Princess Private Equity Holding Ltd.	24,161	262,357
Total Closed End Funds (Cost $1,516,934)		1,638,638
Investments	Shares	Value
Master Limited Partnerships — 1.7%
Diversified Financial Services — 1.7%
Compass Diversified Holdings (Cost $320,793)	20,125	$312,944
	Principal Amount
Short-Term Investments — 0.4%
Repurchase Agreements (b) — 0.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $80,576 (Cost $80,561)	$80,561	80,561
Total Investments — 99.8% (Cost $19,944,553)		18,789,102
Other assets less liabilities — 0.2%		28,769
Net Assets — 100.0%		$18,817,871

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$880,785
Aggregate gross unrealized depreciation	(2,451,572)
Net unrealized depreciation	$(1,570,787)
Federal income tax cost	$20,359,889

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: 9

Global Listed Private Equity ETF invested, as a percentage of net assets, in the following countries as of May 31, 2019:

United States	47.1%
United Kingdom	17.8%
France	11.7%
Canada	9.7%
Germany	6.3%
Belgium	2.4%
Switzerland	2.3%
Sweden	1.3%
South Africa	0.8%
Other[1]	0.6%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

10 :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 9.1%
Abbott Laboratories (Health Care Equipment & Supplies)	0.1%	222	$16,901
AbbVie, Inc. (Biotechnology)	0.1%	186	14,268
Accenture plc, Class A (IT Services)	0.1%	80	14,246
Adobe, Inc.* (Software)	0.1%	62	16,796
Alphabet, Inc., Class A* (Interactive Media & Services)	0.1%	38	42,047
Alphabet, Inc., Class C* (Interactive Media & Services)	0.1%	39	43,042
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	0.3%	52	92,304
Amgen, Inc. (Biotechnology)	0.0%	78	13,003
Apple, Inc. (Technology Hardware, Storage & Peripherals)	0.3%	565	98,915
AT&T, Inc. (Diversified Telecommunication Services)	0.1%	919	28,103
Bank of America Corp. (Banks)	0.1%	1,133	30,138
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.2%	245	48,368
Boeing Co. (The) (Aerospace & Defense)	0.1%	66	22,546
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.1%	240	27,324
Cisco Systems, Inc. (Communications Equipment)	0.1%	555	28,877
Citigroup, Inc. (Banks)	0.1%	297	18,459
Coca-Cola Co. (The) (Beverages)	0.1%	485	23,828
Comcast Corp., Class A (Media)	0.1%	570	23,370
Costco Wholesale Corp. (Food & Staples Retailing)	0.0%	56	13,417
Eli Lilly & Co. (Pharmaceuticals)	0.0%	109	12,637
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.1%	534	37,791
Facebook, Inc., Class A* (Interactive Media & Services)	0.2%	301	53,418
Home Depot, Inc. (The) (Specialty Retail)	0.1%	142	26,959
Honeywell International, Inc. (Industrial Conglomerates)	0.0%	92	15,116
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.1%	567	24,971
International Business Machines Corp. (IT Services)	0.0%	112	14,223
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Johnson & Johnson (Pharmaceuticals)	0.1%	336	$44,066
JPMorgan Chase & Co. (Banks)	0.1%	413	43,761
Mastercard, Inc., Class A (IT Services)	0.1%	114	28,670
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.1%	97	19,232
Medtronic plc (Health Care Equipment & Supplies)	0.0%	169	15,646
Merck & Co., Inc. (Pharmaceuticals)	0.1%	326	25,823
Microsoft Corp. (Software)	0.4%	968	119,721
Netflix, Inc.* (Entertainment)	0.1%	55	18,880
Oracle Corp. (Software)	0.1%	321	16,243
PayPal Holdings, Inc.* (IT Services)	0.1%	148	16,243
PepsiCo, Inc. (Beverages)	0.1%	177	22,656
Pfizer, Inc. (Pharmaceuticals)	0.1%	700	29,064
Philip Morris International, Inc. (Tobacco)	0.0%	196	15,118
Procter & Gamble Co. (The) (Household Products)	0.1%	316	32,519
salesforce.com, Inc.* (Software)	0.0%	96	14,535
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.0%	51	13,616
Union Pacific Corp. (Road & Rail)	0.0%	91	15,177
United Technologies Corp. (Aerospace & Defense)	0.0%	102	12,883
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.1%	121	29,258
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.1%	521	28,316
Visa, Inc., Class A (IT Services)	0.1%	221	35,654
Walmart, Inc. (Food & Staples Retailing)	0.0%	180	18,259
Walt Disney Co. (The) (Entertainment)	0.1%	220	29,049
Wells Fargo & Co. (Banks)	0.0%	516	22,895
Other Common Stocks (a)	4.5%	21,858	1,425,527
Total Common Stocks (Cost $2,958,055)			2,893,878
		No. of Rights
Rights — 0.0%
Tobira Therapeutics, Inc., CVR*(b)(c) (Cost $—)	0.0%	10	—

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: HEDGE REPLICATION ETF HDG :: 11

	Principal Amount	Value
Short-Term Investments — 85.2%
Repurchase Agreements (d) — 11.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $3,735,121 (Cost $3,734,356)	$3,734,356	$3,734,356
U.S. Treasury Obligations — 73.5%
U.S. Treasury Bills 2.38%, 8/1/2019 (e) (Cost $23,405,608)	23,500,000	23,414,663
Total Short-Term Investments (Cost $27,139,964)		27,149,019
Total Investments — 94.3% (Cost $30,098,019)		30,042,897
Other assets less liabilities — 5.7%		1,799,587
Net Assets — 100.0%		$31,842,484

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $345, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $398.

(b)  Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(c)  Illiquid security.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2019.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$809,586
Aggregate gross unrealized depreciation	(204,933)
Net unrealized appreciation	$604,653
Federal income tax cost	$30,137,721

Futures Contracts Sold

Hedge Replication ETF had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
E-Mini Euro	32	6/17/2019	USD	$2,237,200	$32,787

Swap Agreements1

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
40,841	11/6/2019	Credit Suisse International	3.06%	S&P 500® Total Return Index	1,187
173,942	1/6/2020	Credit Suisse International	2.21%	iShares® MSCI Emerging Markets ETF[6]	45,827

See accompanying notes to the financial statements.

12 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
2,238,569	1/6/2020	Credit Suisse International	2.16%	iShares® MSCI EAFE ETF[6]	226,985
2,533,989	12/7/2020	Credit Suisse International	2.76%	Russell 2000® Total Return Index	208,828
4,987,341					482,827	—	(482,827)	—
80,322	11/6/2020	Morgan Stanley & Co. International plc	2.96%	S&P 500® Total Return Index	(753)
881,889	12/7/2020	Morgan Stanley & Co. International plc	2.61%	iShares® MSCI Emerging Markets ETF[6]	43,640
962,211					42,887	(42,887)	—	—
2,078	11/6/2019	Societe Generale	2.46%	Russell 2000® Total Return Index	(64)
284,942	1/6/2020	Societe Generale	3.16%	iShares® MSCI EAFE ETF[6]	6,613
605,462	1/6/2020	Societe Generale	2.11%	iShares® MSCI Emerging Markets ETF[6]	31,697
892,482					38,246	—	—	38,246
3,928	11/13/2019	UBS AG	2.46%	Russell 2000® Total Return Index	(130)
877,969	11/6/2019	UBS AG	2.46%	iShares® MSCI EAFE ETF[6]	23,928
1,532,481	11/6/2019	UBS AG	2.26%	iShares® MSCI Emerging Markets ETF[6]	78,931
2,414,378					102,729	(98,689)	(4,040)	—
9,256,412					666,689
				Total Unrealized Appreciation	667,636
				Total Unrealized Depreciation	(947)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: HEDGE REPLICATION ETF HDG :: 13

Hedge Replication ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	0.2%
Air Freight & Logistics	0.1%
Airlines	0.0%*
Auto Components	0.0%*
Automobiles	0.0%*
Banks	0.5%
Beverages	0.2%
Biotechnology	0.2%
Building Products	0.0%*
Capital Markets	0.3%
Chemicals	0.2%
Commercial Services & Supplies	0.0%*
Communications Equipment	0.1%
Construction & Engineering	0.0%*
Construction Materials	0.0%*
Consumer Finance	0.1%
Containers & Packaging	0.0%*
Distributors	0.0%*
Diversified Consumer Services	0.0%*
Diversified Financial Services	0.2%
Diversified Telecommunication Services	0.2%
Electric Utilities	0.2%
Electrical Equipment	0.1%
Electronic Equipment, Instruments & Components	0.1%
Energy Equipment & Services	0.0%*
Entertainment	0.2%
Equity Real Estate Investment Trusts (REITs)	0.3%
Food & Staples Retailing	0.1%
Food Products	0.1%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	0.3%
Health Care Providers & Services	0.3%
Health Care Technology	0.0%*
Hotels, Restaurants & Leisure	0.2%
Household Durables	0.0%*
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.1%
Insurance	0.2%
Interactive Media & Services	0.5%
Internet & Direct Marketing Retail	0.3%
IT Services	0.5%
Leisure Products	0.0%*
Life Sciences Tools & Services	0.1%
Machinery	0.1%
Media	0.1%
Metals & Mining	0.0%*
Multiline Retail	0.1%
Multi-Utilities	0.1%
Oil, Gas & Consumable Fuels	0.4%
Personal Products	0.0%*
Pharmaceuticals	0.4%
Professional Services	0.0%*
Real Estate Management & Development	0.0%*

See accompanying notes to the financial statements.

14 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Road & Rail	0.1%
Semiconductors & Semiconductor Equipment	0.3%
Software	0.6%
Specialty Retail	0.2%
Technology Hardware, Storage & Peripherals	0.4%
Textiles, Apparel & Luxury Goods	0.1%
Tobacco	0.1%
Trading Companies & Distributors	0.0%*
Water Utilities	0.0%*
Other[1]	90.9%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: HEDGE REPLICATION ETF HDG :: 15

Investments	Principal Amount	Value
Corporate Bonds — 96.8%
Aerospace & Defense — 3.4%
Bombardier, Inc.
7.50%, 3/15/2025 (a)	$1,778,000	$1,724,127
7.88%, 4/15/2027 (a)	150,000	143,906
TransDigm, Inc.
6.50%, 7/15/2024	525,000	523,084
6.25%, 3/15/2026 (a)	1,900,000	1,940,375
		4,331,492
Air Freight & Logistics — 1.0%
XPO Logistics, Inc.
6.50%, 6/15/2022 (a)	700,000	710,850
6.75%, 8/15/2024 (a)	475,000	488,656
		1,199,506
Auto Components — 2.7%
Allison Transmission, Inc.
5.00%, 10/1/2024 (a)	580,000	576,056
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	614,000	609,395
Icahn Enterprises LP
6.25%, 2/1/2022	680,000	692,750
Panther BF Aggregator 2 LP
6.25%, 5/15/2026 (a)	500,000	510,000
8.50%, 5/15/2027 (a)	1,000,000	997,500
		3,385,701
Automobiles — 0.7%
Tesla, Inc. 5.30%, 8/15/2025 (a)	1,066,000	868,811
Chemicals — 0.8%
NOVA Chemicals Corp.
4.88%, 6/1/2024 (a)	391,000	366,074
5.25%, 6/1/2027 (a)	675,000	614,250
		980,324
Commercial Services & Supplies — 0.8%
Aramark Services, Inc.
5.00%, 2/1/2028 (a)	500,000	494,687
West Corp.
8.50%, 10/15/2025 (a)	611,000	484,218
		978,905
Communications Equipment — 1.2%
CommScope Technologies LLC
6.00%, 6/15/2025 (a)	907,000	822,667
CommScope, Inc.
6.00%, 3/1/2026 (a)	680,000	678,300
		1,500,967
Investments	Principal Amount	Value
Corporate Bonds (continued)
Construction & Engineering — 0.4%
Brand Industrial Services, Inc.
8.50%, 7/15/2025 (a)	$617,000	$524,450
Consumer Finance — 2.2%
Ally Financial, Inc.
5.75%, 11/20/2025	594,000	635,580
Navient Corp.
6.50%, 6/15/2022	558,000	580,320
Springleaf Finance Corp.
6.88%, 3/15/2025	708,000	737,878
7.13%, 3/15/2026	794,000	832,469
		2,786,247
Containers & Packaging — 2.8%
Ball Corp.
4.38%, 12/15/2020	637,000	648,148
5.25%, 7/1/2025	466,000	490,465
BWAY Holding Co.
5.50%, 4/15/2024 (a)	391,000	382,242
7.25%, 4/15/2025 (a)	1,089,000	1,048,271
Reynolds Group Issuer, Inc.
5.13%, 7/15/2023 (a)	915,000	915,183
		3,484,309
Diversified Financial Services — 1.9%
Refinitiv US Holdings, Inc.
6.25%, 5/15/2026 (a)	645,000	650,108
8.25%, 11/15/2026 (a)	1,000,000	995,000
Verscend Escrow Corp.
9.75%, 8/15/2026 (a)	660,000	697,950
		2,343,058
Diversified Telecommunication Services — 4.3%
CCO Holdings LLC
5.13%, 5/1/2027 (a)	1,434,000	1,434,896
5.00%, 2/1/2028 (a)	1,170,000	1,158,300
CenturyLink, Inc.
Series Y, 7.50%, 4/1/2024	597,000	637,298
Frontier Communications Corp.
10.50%, 9/15/2022	1,204,000	875,910
11.00%, 9/15/2025	2,003,000	1,261,890
		5,368,294
Electric Utilities — 0.6%
Vistra Operations Co. LLC 5.63%, 2/15/2027 (a)	750,000	771,338

See accompanying notes to the financial statements.

16 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Energy Equipment & Services — 1.6%
Ensco Rowan plc
7.75%, 2/1/2026	$681,000	$505,643
5.75%, 10/1/2044	538,000	312,040
McDermott Technology Americas, Inc.
10.63%, 5/1/2024 (a)	705,000	599,095
Transocean, Inc.
9.00%, 7/15/2023 (a)	618,000	634,964
		2,051,742
Entertainment — 1.5%
Netflix, Inc.
4.88%, 4/15/2028	983,000	970,919
5.88%, 11/15/2028	925,000	971,250
		1,942,169
Equity Real Estate Investment Trusts (REITs) — 2.8%
Brookfield Property REIT, Inc.
5.75%, 5/15/2026 (a)	210,000	212,887
ESH Hospitality, Inc.
5.25%, 5/1/2025 (a)	729,000	730,822
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	606,000	569,640
MGM Growth Properties Operating Partnership LP
5.63%, 5/1/2024	633,000	653,573
SBA Communications Corp.
4.88%, 9/1/2024	714,000	707,110
Uniti Group LP
8.25%, 10/15/2023	666,000	593,989
		3,468,021
Food & Staples Retailing — 1.8%
Albertsons Cos. LLC
6.63%, 6/15/2024	702,000	709,020
5.75%, 3/15/2025	756,000	729,691
Rite Aid Corp.
6.13%, 4/1/2023 (a)	987,000	809,340
		2,248,051
Food Products — 2.0%
JBS USA LUX SA
5.75%, 6/15/2025 (a)	600,000	613,500
6.50%, 4/15/2029 (a)	150,000	157,500
Post Holdings, Inc.
5.00%, 8/15/2026 (a)	1,493,000	1,461,348
5.75%, 3/1/2027 (a)	300,000	301,500
		2,533,848
Investments	Principal Amount	Value
Corporate Bonds (continued)
Health Care Providers & Services — 11.1%
Centene Corp.
5.63%, 2/15/2021	$718,000	$726,077
5.38%, 6/1/2026 (a)	1,038,000	1,076,614
Community Health Systems, Inc.
6.88%, 2/1/2022	1,335,000	887,775
6.25%, 3/31/2023	1,853,000	1,764,427
DaVita, Inc.
5.13%, 7/15/2024	1,126,000	1,097,512
5.00%, 5/1/2025	700,000	661,990
Envision Healthcare Corp.
8.75%, 10/15/2026 (a)	690,000	581,325
HCA, Inc.
5.38%, 2/1/2025	1,447,000	1,509,872
5.63%, 9/1/2028	820,000	854,924
MPH Acquisition Holdings LLC
7.13%, 6/1/2024 (a)	861,000	856,695
RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026 (a)	876,000	921,911
Tenet Healthcare Corp.
6.75%, 6/15/2023	1,061,000	1,055,695
4.63%, 7/15/2024	1,120,000	1,111,824
WellCare Health Plans, Inc.
5.25%, 4/1/2025	780,000	790,491
		13,897,132
Health Care Technology — 0.9%
IQVIA, Inc.
5.00%, 10/15/2026 (a)	657,000	668,498
5.00%, 5/15/2027 (a)	500,000	507,205
		1,175,703
Hotels, Restaurants & Leisure — 7.8%
1011778 BC ULC
4.25%, 5/15/2024 (a)	1,656,000	1,637,370
5.00%, 10/15/2025 (a)	786,000	774,210
Caesars Resort Collection LLC
5.25%, 10/15/2025 (a)	1,051,000	1,027,878
Golden Nugget, Inc.
6.75%, 10/15/2024 (a)	814,000	807,895
Hilton Domestic Operating Co., Inc.
5.13%, 5/1/2026 (a)	949,000	958,490
KFC Holding Co.
5.00%, 6/1/2024 (a)	578,000	585,225
5.25%, 6/1/2026 (a)	566,000	571,875
MGM Resorts International
6.00%, 3/15/2023	593,000	622,650
Scientific Games International, Inc.
10.00%, 12/1/2022	589,000	617,714

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 17

Investments	Principal Amount	Value
Corporate Bonds (continued)
5.00%, 10/15/2025 (a)	$623,000	$610,777
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (a)	603,000	595,583
Wynn Las Vegas LLC
5.50%, 3/1/2025 (a)	1,027,000	1,006,460
		9,816,127
Household Products — 0.5%
Spectrum Brands, Inc. 5.75%, 7/15/2025	574,000	582,581
Independent Power and Renewable Electricity Producers — 1.9%
Calpine Corp.
5.38%, 1/15/2023	722,000	713,878
5.25%, 6/1/2026 (a)	465,000	455,151
NRG Energy, Inc.
6.63%, 1/15/2027	695,000	739,306
Vistra Energy Corp.
7.63%, 11/1/2024	430,000	452,339
		2,360,674
Insurance — 0.5%
HUB International Ltd. 7.00%, 5/1/2026 (a)	708,000	696,247
Interactive Media & Services — 0.5%
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a)	686,000	595,256
IT Services — 3.6%
Exela Intermediate LLC
10.00%, 7/15/2023 (a)	508,000	402,590
First Data Corp.
5.00%, 1/15/2024 (a)	610,000	623,344
5.75%, 1/15/2024 (a)	1,684,000	1,723,995
Zayo Group LLC
6.00%, 4/1/2023	172,000	176,300
5.75%, 1/15/2027 (a)	1,528,000	1,570,020
		4,496,249
Leisure Products — 0.7%
Mattel, Inc. 6.75%, 12/31/2025 (a)	888,000	874,422
Life Sciences Tools & Services — 1.7%
Avantor, Inc.
6.00%, 10/1/2024 (a)	877,000	910,764
9.00%, 10/1/2025 (a)	1,131,000	1,239,859
		2,150,623
Investments	Principal Amount	Value
Corporate Bonds (continued)
Machinery — 1.7%
Navistar International Corp.
6.63%, 11/1/2025 (a)	$623,000	$637,030
Novelis Corp.
6.25%, 8/15/2024 (a)	775,000	792,438
5.88%, 9/30/2026 (a)	674,000	656,732
		2,086,200
Media — 7.9%
AMC Networks, Inc.
5.00%, 4/1/2024	600,000	596,070
Clear Channel Worldwide Holdings, Inc.
9.25%, 2/15/2024 (a)	1,250,000	1,334,000
CSC Holdings LLC
10.88%, 10/15/2025 (a)	980,000	1,112,349
6.50%, 2/1/2029 (a)	950,000	1,004,340
DISH DBS Corp.
5.88%, 11/15/2024	1,059,000	952,094
7.75%, 7/1/2026	1,139,000	1,045,032
iHeartCommunications, Inc.
8.38%, 5/1/2027	500,000	523,125
Meredith Corp.
6.88%, 2/1/2026	730,000	751,827
Sirius XM Radio, Inc.
3.88%, 8/1/2022 (a)	500,000	496,250
5.00%, 8/1/2027 (a)	792,000	780,120
Tribune Media Co.
5.88%, 7/15/2022	619,000	625,778
Univision Communications, Inc.
5.13%, 2/15/2025 (a)	823,000	753,679
		9,974,664
Metals & Mining — 0.9%
First Quantum Minerals Ltd.
7.25%, 4/1/2023 (a)	700,000	638,750
7.50%, 4/1/2025 (a)	506,000	452,237
		1,090,987
Oil, Gas & Consumable Fuels — 5.6%
Antero Resources Corp.
5.13%, 12/1/2022	498,000	491,775
California Resources Corp.
8.00%, 12/15/2022 (a)	1,236,000	862,110
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	871,000	936,325
5.13%, 6/30/2027	900,000	931,518
Chesapeake Energy Corp.
8.00%, 1/15/2025	732,000	673,440
8.00%, 6/15/2027	672,000	594,720

See accompanying notes to the financial statements.

18 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
CrownRock LP
5.63%, 10/15/2025 (a)	$701,000	$671,207
EP Energy LLC
9.38%, 5/1/2024 (a)	834,000	266,880
7.75%, 5/15/2026 (a)	460,000	389,850
Matador Resources Co.
5.88%, 9/15/2026	550,000	544,500
Sanchez Energy Corp.
6.13%, 1/15/2023	627,000	68,970
Targa Resources Partners LP
5.88%, 4/15/2026	581,000	600,609
		7,031,904
Pharmaceuticals — 3.1%
Bausch Health Cos., Inc.
5.88%, 5/15/2023 (a)	1,383,000	1,389,915
6.13%, 4/15/2025 (a)	1,095,000	1,066,941
Endo Dac
6.00%, 7/15/2023 (a)	937,000	672,297
Par Pharmaceutical, Inc.
7.50%, 4/1/2027 (a)	830,000	803,025
		3,932,178
Professional Services — 0.5%
Jaguar Holding Co. II 6.38%, 8/1/2023 (a)	616,000	625,363
Real Estate Management & Development — 0.5%
Howard Hughes Corp. (The) 5.38%, 3/15/2025 (a)	667,000	658,663
Road & Rail — 1.0%
Hertz Corp. (The)
7.63%, 6/1/2022 (a)	764,000	774,505
Uber Technologies, Inc.
8.00%, 11/1/2026 (a)	460,000	487,025
		1,261,530
Software — 3.0%
Change Healthcare Holdings LLC
5.75%, 3/1/2025 (a)	525,000	506,625
Infor US, Inc.
6.50%, 5/15/2022	1,030,000	1,041,896
Solera LLC
10.50%, 3/1/2024 (a)	1,096,000	1,179,515
SS&C Technologies, Inc.
5.50%, 9/30/2027 (a)	1,075,000	1,083,095
		3,811,131
Investments	Principal Amount	Value
Corporate Bonds (continued)
Specialty Retail — 2.4%
PetSmart, Inc.
7.13%, 3/15/2023 (a)	$1,124,000	$1,002,833
5.88%, 6/1/2025 (a)	666,000	621,111
Staples, Inc.
7.50%, 4/15/2026 (a)	1,000,000	960,110
10.75%, 4/15/2027 (a)	500,000	479,850
		3,063,904
Technology Hardware, Storage & Peripherals — 2.0%
Dell International LLC
5.88%, 6/15/2021 (a)	1,063,000	1,078,353
7.13%, 6/15/2024 (a)	844,000	889,499
Xerox Corp.
4.12%, 3/15/2023 (b)	540,000	533,250
		2,501,102
Thrifts & Mortgage Finance — 0.9%
Quicken Loans, Inc.
5.75%, 5/1/2025 (a)	745,000	735,836
5.25%, 1/15/2028 (a)	468,000	435,100
		1,170,936
Trading Companies & Distributors — 1.9%
Beacon Roofing Supply, Inc.
4.88%, 11/1/2025 (a)	803,000	759,092
United Rentals North America, Inc.
6.50%, 12/15/2026	734,000	778,040
4.88%, 1/15/2028	866,000	839,674
		2,376,806
Wireless Telecommunication Services — 3.7%
Sprint Corp.
7.88%, 9/15/2023	1,593,000	1,708,493
7.13%, 6/15/2024	704,000	732,160
T-Mobile USA, Inc.
6.38%, 3/1/2025	800,000	829,080
6.50%, 1/15/2026	1,278,000	1,348,290
		4,618,023
Total Corporate Bonds (Cost $125,027,529)		121,615,638

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 19

Investments	Principal Amount	Value
Short-Term Investments — 1.2%
Repurchase Agreements (c) — 1.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,481,477 (Cost $1,481,174)	$1,481,174	$1,481,174
Total Investments — 98.0% (Cost $126,508,703)		123,096,812
Other assets less liabilities — 2.0%		2,464,154
Net Assets — 100.0%		$125,560,966

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2019.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,513,899
Aggregate gross unrealized depreciation	(5,669,478)
Net unrealized depreciation	$(4,155,579)
Federal income tax cost	$126,588,365

Futures Contracts Sold

High Yield-Interest Rate Hedged had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	200	9/19/2019	USD	$25,350,000	$(184,683)
U.S. Treasury 2 Year Note	137	9/30/2019	USD	29,410,047	(96,404)
U.S. Treasury 5 Year Note	603	9/30/2019	USD	70,772,414	(382,939)
					$(664,026)

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

20 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations — 87.6%
U.S. Treasury Inflation Linked Bonds 1.00%, 2/15/2049 (Cost $6,080,983)	$6,228,793	$6,647,015
Short-Term Investments — 10.5%
Repurchase Agreements (a) — 10.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $801,160 (Cost $800,996)	800,996	800,996
Total Investments — 98.1% (Cost $6,881,979)		7,448,011
Other assets less liabilities — 1.9%		144,634
Net Assets — 100.0%		$7,592,645

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$780,984
Aggregate gross unrealized depreciation	(2,477,682)
Net unrealized depreciation	$(1,696,698)
Federal income tax cost	$6,881,979

Swap Agreements1

Inflation Expectations ETF had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
922,685	12/6/2019	Citibank NA	2.20%	FTSE 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Inflation-Protected Securities (TIPS) bond)[6]	118,155
5,329,578	12/6/2019	Citibank NA	2.11%	FTSE 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[7]	(1,572,741)
6,252,263					(1,454,586)	—	1,454,586	—
12,312	12/6/2019	Societe Generale	2.51%	FTSE 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Inflation-Protected Securities (TIPS) bond)[6]	96,717

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: INFLATION EXPECTATIONS ETF RINF :: 21

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
5,622,316	12/6/2019	Societe Generale	1.96%	FTSE 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[7]	(904,861)
5,634,628					(808,144)	—	600,000	(208,144)
11,886,891					(2,262,730)
				Total Unrealized Appreciation	214,872
				Total Unrealized Depreciation	(2,477,602)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the U.S. Treasury Obligations section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

7  Certain underlying component disclosures related to this index may be found on the website at www.proshares.com/media/FTSE 30-Year_TIPS_May.pdf.

See accompanying notes to the financial statements.

22 :: RINF INFLATION EXPECTATIONS ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 97.1%
Aerospace & Defense — 1.7%
Embraer Netherlands Finance BV
5.05%, 6/15/2025	$776,000	$816,747
Lockheed Martin Corp.
4.07%, 12/15/2042	719,000	756,022
United Technologies Corp.
6.13%, 7/15/2038	586,000	738,477
5.70%, 4/15/2040	2,047,000	2,483,192
4.50%, 6/1/2042	275,000	291,424
		5,085,862
Air Freight & Logistics — 0.5%
United Parcel Service, Inc.
6.20%, 1/15/2038	1,164,000	1,534,359
Automobiles — 1.5%
Daimler Finance North America LLC
8.50%, 1/18/2031	868,000	1,270,981
Ford Motor Co.
7.45%, 7/16/2031	675,000	764,773
4.75%, 1/15/2043	1,000,000	826,500
General Motors Co.
6.25%, 10/2/2043	438,000	441,701
5.20%, 4/1/2045	1,353,000	1,225,649
		4,529,604
Banks — 29.5%
Banco Santander SA
5.18%, 11/19/2025	300,000	317,531
4.25%, 4/11/2027	1,731,000	1,761,757
3.80%, 2/23/2028	572,000	562,096
4.38%, 4/12/2028	576,000	590,253
Bank of America Corp.
4.00%, 1/22/2025	265,000	273,530
Series L, 3.95%, 4/21/2025	1,217,000	1,247,946
4.45%, 3/3/2026	513,000	540,624
3.50%, 4/19/2026	535,000	546,187
4.25%, 10/22/2026	985,000	1,025,918
6.11%, 1/29/2037	626,000	764,104
7.75%, 5/14/2038	776,000	1,097,500
5.88%, 2/7/2042	1,322,000	1,689,930
5.00%, 1/21/2044	1,235,000	1,433,021
Barclays plc
3.65%, 3/16/2025	692,000	679,003
4.38%, 1/12/2026	3,361,000	3,397,164
5.25%, 8/17/2045	140,000	145,965
4.95%, 1/10/2047	130,000	129,622
Citigroup, Inc.
3.88%, 3/26/2025	120,000	123,044
4.40%, 6/10/2025	1,046,000	1,098,006
5.50%, 9/13/2025	292,000	324,114
Investments	Principal Amount	Value
Corporate Bonds (continued)
3.70%, 1/12/2026	$827,000	$852,331
4.60%, 3/9/2026	300,000	316,998
3.40%, 5/1/2026	801,000	809,687
4.30%, 11/20/2026	1,261,000	1,307,119
4.45%, 9/29/2027	2,523,000	2,638,341
4.13%, 7/25/2028	200,000	205,559
5.88%, 1/30/2042	707,000	901,828
Cooperatieve Rabobank UA
3.38%, 5/21/2025	127,000	131,110
4.38%, 8/4/2025	117,000	121,938
3.75%, 7/21/2026	183,000	182,791
5.25%, 5/24/2041	350,000	433,001
5.75%, 12/1/2043	1,562,000	1,899,798
5.25%, 8/4/2045	1,925,000	2,197,072
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 3/26/2025	759,000	772,365
4.55%, 4/17/2026	1,955,000	2,071,040
4.88%, 5/15/2045	1,200,000	1,330,975
Fifth Third Bancorp
8.25%, 3/1/2038	556,000	797,281
HSBC Bank USA NA
5.88%, 11/1/2034	1,496,000	1,824,425
HSBC Holdings plc
4.25%, 8/18/2025	124,000	127,444
4.30%, 3/8/2026	117,000	122,762
3.90%, 5/25/2026	1,364,000	1,395,495
4.38%, 11/23/2026	200,000	206,186
6.50%, 5/2/2036	1,128,000	1,396,299
6.80%, 6/1/2038	978,000	1,265,046
5.25%, 3/14/2044	1,807,000	1,998,621
ING Groep NV
3.95%, 3/29/2027	2,039,000	2,083,880
JPMorgan Chase & Co.
4.25%, 10/1/2027	354,000	372,859
6.40%, 5/15/2038	550,000	731,584
5.50%, 10/15/2040	1,476,000	1,819,736
5.60%, 7/15/2041	1,033,000	1,289,709
5.40%, 1/6/2042	676,000	824,711
5.63%, 8/16/2043	833,000	1,022,128
4.85%, 2/1/2044	750,000	855,513
4.95%, 6/1/2045	1,459,000	1,650,696
Lloyds Banking Group plc
4.45%, 5/8/2025	266,000	277,827
4.58%, 12/10/2025	1,169,000	1,191,765
4.65%, 3/24/2026	701,000	716,114
3.75%, 1/11/2027	1,030,000	1,017,462
4.55%, 8/16/2028	750,000	780,499
4.34%, 1/9/2048	1,600,000	1,491,079
Mitsubishi UFJ Financial Group, Inc.
3.85%, 3/1/2026	2,777,000	2,930,033
2.76%, 9/13/2026	300,000	296,303

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 23

Investments	Principal Amount	Value
Corporate Bonds (continued)
3.68%, 2/22/2027	$1,646,000	$1,724,209
3.29%, 7/25/2027	300,000	306,701
3.96%, 3/2/2028	300,000	323,736
4.05%, 9/11/2028	300,000	326,738
3.74%, 3/7/2029	300,000	315,711
Mizuho Financial Group, Inc.
2.84%, 9/13/2026	617,000	614,375
3.17%, 9/11/2027	1,321,000	1,338,191
4.02%, 3/5/2028	502,000	540,756
National Australia Bank Ltd.
2.50%, 7/12/2026	902,000	875,622
PNC Bank NA
4.05%, 7/26/2028	772,000	817,757
Royal Bank of Scotland Group plc
4.80%, 4/5/2026	829,000	868,683
Sumitomo Mitsui Financial Group, Inc.
3.78%, 3/9/2026	2,021,000	2,133,491
2.63%, 7/14/2026	1,454,000	1,427,174
3.01%, 10/19/2026	401,000	404,620
3.45%, 1/11/2027	811,000	840,665
3.36%, 7/12/2027	308,000	318,951
Wells Fargo & Co.
3.00%, 2/19/2025	744,000	744,273
3.55%, 9/29/2025	493,000	506,564
3.00%, 4/22/2026	1,867,000	1,848,199
4.10%, 6/3/2026	1,428,000	1,479,320
3.00%, 10/23/2026	1,796,000	1,774,929
5.38%, 11/2/2043	748,000	868,793
4.65%, 11/4/2044	328,000	349,282
4.40%, 6/14/2046	750,000	773,629
4.75%, 12/7/2046	204,000	221,249
Wells Fargo Bank NA
6.60%, 1/15/2038	157,000	210,925
Westpac Banking Corp.
2.85%, 5/13/2026	1,781,000	1,772,626
2.70%, 8/19/2026	523,000	514,416
3.35%, 3/8/2027	389,000	399,136
		87,045,446
Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc.
4.95%, 1/15/2042	338,000	353,457
3.75%, 7/15/2042	1,381,000	1,227,517
Coca-Cola Co. (The)
2.88%, 10/27/2025	1,325,000	1,348,786
2.25%, 9/1/2026	768,000	748,600
		3,678,360
Biotechnology — 0.2%
AbbVie, Inc. 4.40%, 11/6/2042	750,000	711,029
Investments	Principal Amount	Value
Corporate Bonds (continued)
Capital Markets — 6.4%
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	$896,000	$927,962
6.75%, 10/1/2037	3,482,000	4,379,093
6.25%, 2/1/2041	1,810,000	2,318,789
5.15%, 5/22/2045	750,000	816,745
Jefferies Group LLC
4.15%, 1/23/2030	643,000	596,526
Morgan Stanley
4.00%, 7/23/2025	1,294,000	1,350,469
5.00%, 11/24/2025	1,693,000	1,843,777
3.88%, 1/27/2026	1,785,000	1,853,842
3.13%, 7/27/2026	119,000	118,162
4.35%, 9/8/2026	809,000	846,442
3.63%, 1/20/2027	154,000	156,788
6.38%, 7/24/2042	230,000	306,417
4.30%, 1/27/2045	1,808,000	1,901,364
4.38%, 1/22/2047	120,000	127,896
State Street Corp.
3.30%, 12/16/2024	261,000	268,434
3.55%, 8/18/2025	934,000	975,809
		18,788,515
Chemicals — 0.3%
Dow Chemical Co. (The) 7.38%, 11/1/2029	589,000	754,662
Communications Equipment — 0.9%
Cisco Systems, Inc.
5.90%, 2/15/2039	961,000	1,276,585
5.50%, 1/15/2040	1,056,000	1,347,116
		2,623,701
Consumer Finance — 1.0%
American Express Co.
4.05%, 12/3/2042	657,000	692,723
Ford Motor Credit Co. LLC
4.13%, 8/4/2025	567,000	549,105
4.39%, 1/8/2026	1,685,000	1,637,777
		2,879,605
Diversified Financial Services — 4.4%
Berkshire Hathaway, Inc.
4.50%, 2/11/2043	780,000	868,344
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/2025	1,800,000	1,778,858
4.42%, 11/15/2035	1,945,000	1,845,039
Shell International Finance BV
3.25%, 5/11/2025	1,662,000	1,709,988
2.88%, 5/10/2026	153,000	152,895

See accompanying notes to the financial statements.

24 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
2.50%, 9/12/2026	$107,000	$104,274
4.13%, 5/11/2035	327,000	352,969
6.38%, 12/15/2038	1,291,000	1,770,140
5.50%, 3/25/2040	440,000	546,767
4.55%, 8/12/2043	945,000	1,063,458
4.38%, 5/11/2045	1,842,000	2,031,126
4.00%, 5/10/2046	575,000	602,994
3.75%, 9/12/2046	115,000	116,584
		12,943,436
Diversified Telecommunication Services — 5.8%
AT&T, Inc.
5.35%, 9/1/2040	1,450,000	1,558,703
5.55%, 8/15/2041	1,020,000	1,125,237
5.15%, 3/15/2042	100,000	105,776
Telefonica Emisiones SA
4.10%, 3/8/2027	237,000	244,186
7.05%, 6/20/2036	2,096,000	2,599,937
5.21%, 3/8/2047	750,000	772,459
4.90%, 3/6/2048	1,700,000	1,669,516
Verizon Communications, Inc.
2.63%, 8/15/2026	671,000	651,069
4.13%, 3/16/2027	2,008,000	2,133,243
4.50%, 8/10/2033	1,546,000	1,670,161
4.27%, 1/15/2036	1,351,000	1,392,360
5.25%, 3/16/2037	750,000	861,026
4.13%, 8/15/2046	745,000	747,223
4.86%, 8/21/2046	1,251,000	1,372,434
4.52%, 9/15/2048	125,000	131,488
5.01%, 4/15/2049	115,000	129,802
		17,164,620
Electric Utilities — 0.9%
Duke Energy Florida LLC
6.40%, 6/15/2038	986,000	1,362,474
FirstEnergy Corp.
Series C, 7.38%, 11/15/2031	1,008,000	1,352,727
		2,715,201
Energy Equipment & Services — 0.5%
Baker Hughes a GE Co. LLC
5.13%, 9/15/2040	762,000	808,225
Halliburton Co.
7.45%, 9/15/2039	611,000	802,455
		1,610,680
Entertainment — 2.0%
NBCUniversal Media LLC
4.45%, 1/15/2043	1,232,000	1,294,576
Investments	Principal Amount	Value
Corporate Bonds (continued)
TWDC Enterprises 18 Corp.
3.00%, 2/13/2026	$444,000	$450,117
1.85%, 7/30/2026	1,330,000	1,252,728
2.95%, 6/15/2027 (a)	750,000	761,238
4.13%, 6/1/2044	292,000	318,475
Viacom, Inc.
6.88%, 4/30/2036	287,000	346,098
4.38%, 3/15/2043	1,475,000	1,371,403
		5,794,635
Equity Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co. 7.38%, 3/15/2032	880,000	1,197,133
Food & Staples Retailing — 0.8%
Walmart, Inc.
5.25%, 9/1/2035	638,000	791,340
6.50%, 8/15/2037	1,088,000	1,526,047
		2,317,387
Food Products — 0.7%
JM Smucker Co. (The)
3.50%, 3/15/2025	852,000	870,224
Kraft Heinz Foods Co.
5.00%, 6/4/2042	1,011,000	982,530
Unilever Capital Corp.
5.90%, 11/15/2032	171,000	219,319
		2,072,073
Health Care Equipment & Supplies — 1.9%
Medtronic, Inc.
3.50%, 3/15/2025	1,982,000	2,064,920
4.38%, 3/15/2035	592,000	657,959
4.63%, 3/15/2045	2,432,000	2,808,053
		5,530,932
Health Care Providers & Services — 2.8%
Anthem, Inc.
4.65%, 1/15/2043	674,000	700,787
Ascension Health
3.95%, 11/15/2046	698,000	747,282
HCA, Inc.
5.25%, 4/15/2025	1,211,000	1,303,150
UnitedHealth Group, Inc.
3.75%, 7/15/2025	248,000	260,300
3.10%, 3/15/2026	987,000	997,610
3.85%, 6/15/2028	750,000	793,297
4.63%, 7/15/2035	839,000	936,705
6.88%, 2/15/2038	612,000	853,914
4.75%, 7/15/2045	1,476,000	1,669,438
		8,262,483

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 25

Investments	Principal Amount	Value
Corporate Bonds (continued)
Industrial Conglomerates — 1.8%
General Electric Co.
6.75%, 3/15/2032	$1,263,000	$1,516,761
5.88%, 1/14/2038	210,000	230,412
6.88%, 1/10/2039	750,000	909,345
4.13%, 10/9/2042	725,000	645,467
4.50%, 3/11/2044	2,000,000	1,875,372
		5,177,357
Insurance — 1.2%
AXA SA
8.60%, 12/15/2030	616,000	837,760
Manulife Financial Corp.
4.15%, 3/4/2026	552,000	587,423
MetLife, Inc.
4.88%, 11/13/2043	330,000	379,209
4.05%, 3/1/2045	1,751,000	1,814,200
		3,618,592
IT Services — 0.5%
International Business Machines Corp.
3.45%, 2/19/2026	287,000	293,472
4.00%, 6/20/2042	1,138,000	1,124,206
		1,417,678
Machinery — 0.3%
Caterpillar, Inc. 3.80%, 8/15/2042	978,000	1,008,607
Media — 2.7%
Comcast Corp.
4.25%, 1/15/2033	1,202,000	1,296,498
6.50%, 11/15/2035	236,000	306,476
4.65%, 7/15/2042	1,160,000	1,258,016
4.75%, 3/1/2044	803,000	885,946
Time Warner Cable LLC
7.30%, 7/1/2038	1,692,000	1,990,664
6.75%, 6/15/2039	1,187,000	1,338,035
Time Warner Entertainment Co. LP
8.38%, 7/15/2033	596,000	785,708
		7,861,343
Metals & Mining — 3.3%
BHP Billiton Finance USA Ltd.
4.13%, 2/24/2042	1,412,000	1,501,811
5.00%, 9/30/2043	917,000	1,088,818
Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	662,000	794,592
Southern Copper Corp.
6.75%, 4/16/2040	635,000	758,014
Investments	Principal Amount	Value
Corporate Bonds (continued)
5.25%, 11/8/2042	$1,126,000	$1,162,426
5.88%, 4/23/2045	581,000	644,132
Vale Overseas Ltd.
6.25%, 8/10/2026	1,240,000	1,352,220
6.88%, 11/21/2036	590,000	660,800
6.88%, 11/10/2039	1,463,000	1,638,560
		9,601,373
Multiline Retail — 0.6%
Target Corp.
2.50%, 4/15/2026	904,000	893,456
4.00%, 7/1/2042	349,000	362,799
3.63%, 4/15/2046	600,000	582,919
		1,839,174
Multi-Utilities — 0.5%
Berkshire Hathaway Energy Co. 6.13%, 4/1/2036	1,186,000	1,533,842
Oil, Gas & Consumable Fuels — 6.5%
Anadarko Petroleum Corp.
6.45%, 9/15/2036	1,050,000	1,263,912
BP Capital Markets plc
3.51%, 3/17/2025	894,000	925,733
Canadian Natural Resources Ltd.
6.25%, 3/15/2038	596,000	717,759
Cenovus Energy, Inc.
6.75%, 11/15/2039	831,000	927,829
CNOOC Finance 2015 USA LLC
3.50%, 5/5/2025	1,000,000	1,013,926
4.38%, 5/2/2028	475,000	506,635
ConocoPhillips
6.50%, 2/1/2039	1,835,000	2,491,365
ConocoPhillips Holding Co.
6.95%, 4/15/2029	814,000	1,057,724
Ecopetrol SA
4.13%, 1/16/2025	217,000	217,816
5.88%, 5/28/2045	1,499,000	1,539,008
Hess Corp.
5.60%, 2/15/2041	785,000	793,081
Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	862,000	1,061,478
Kinder Morgan, Inc.
7.75%, 1/15/2032	478,000	626,530
Nexen, Inc.
6.40%, 5/15/2037	833,000	1,102,524
Phillips 66
5.88%, 5/1/2042	892,000	1,067,040
Suncor Energy, Inc.
6.50%, 6/15/2038	656,000	846,118

See accompanying notes to the financial statements.

26 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
TransCanada PipeLines Ltd.
6.20%, 10/15/2037	$277,000	$328,327
7.63%, 1/15/2039	500,000	686,262
Valero Energy Corp.
6.63%, 6/15/2037	918,000	1,102,250
Williams Cos., Inc. (The)
6.30%, 4/15/2040	865,000	1,010,404
		19,285,721
Pharmaceuticals — 6.6%
AstraZeneca plc
3.38%, 11/16/2025	1,136,000	1,149,134
6.45%, 9/15/2037	1,830,000	2,365,346
4.00%, 9/18/2042	741,000	737,543
4.38%, 11/16/2045	600,000	628,127
GlaxoSmithKline Capital, Inc.
3.88%, 5/15/2028	1,250,000	1,329,837
6.38%, 5/15/2038	2,107,000	2,824,194
Merck & Co., Inc.
4.15%, 5/18/2043	1,128,000	1,225,486
Novartis Capital Corp.
4.40%, 5/6/2044	644,000	727,564
Pfizer, Inc.
2.75%, 6/3/2026	994,000	994,079
3.00%, 12/15/2026	1,696,000	1,716,156
4.00%, 12/15/2036	114,000	120,628
7.20%, 3/15/2039	3,047,000	4,527,815
4.13%, 12/15/2046	130,000	139,687
Wyeth LLC
5.95%, 4/1/2037	677,000	872,247
		19,357,843
Software — 1.9%
Microsoft Corp.
4.50%, 10/1/2040	852,000	981,096
5.30%, 2/8/2041	694,000	885,316
Oracle Corp.
6.50%, 4/15/2038	293,000	396,238
6.13%, 7/8/2039	1,027,000	1,350,041
5.38%, 7/15/2040	1,790,000	2,141,003
		5,753,694
Specialty Retail — 0.9%
Home Depot, Inc. (The) 5.88%, 12/16/2036	1,982,000	2,559,712
Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.
2.50%, 2/9/2025	693,000	686,442
3.20%, 5/13/2025	3,055,000	3,133,730
3.85%, 5/4/2043	1,275,000	1,292,142
Investments	Principal Amount	Value
Corporate Bonds (continued)
4.45%, 5/6/2044	$320,000	$349,957
3.45%, 2/9/2045	1,443,000	1,366,131
4.38%, 5/13/2045	100,000	109,518
HP, Inc.
6.00%, 9/15/2041	865,000	934,291
		7,872,211
Tobacco — 0.7%
Altria Group, Inc.
5.38%, 1/31/2044	1,044,000	1,061,759
Philip Morris International, Inc.
6.38%, 5/16/2038	300,000	383,041
4.25%, 11/10/2044	575,000	576,913
		2,021,713
Wireless Telecommunication Services — 3.5%
America Movil SAB de CV
6.13%, 3/30/2040	1,486,000	1,883,018
4.38%, 7/16/2042	944,000	982,652
Telefonica Europe BV
8.25%, 9/15/2030	723,000	990,219
Vodafone Group plc
4.13%, 5/30/2025	652,000	676,366
4.38%, 5/30/2028	1,412,000	1,472,310
6.15%, 2/27/2037	1,136,000	1,308,039
5.00%, 5/30/2038	804,000	824,740
5.25%, 5/30/2048	2,190,000	2,272,794
		10,410,138
Total Corporate Bonds (Cost $278,956,539)		286,558,721
	Shares
Securities Lending Reinvestments (b) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $703,688)	703,688	703,688
	Principal Amount
Short-Term Investments — 1.0%
Repurchase Agreements (c) — 1.0%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,894,709 (Cost $2,894,116)	$2,894,116	2,894,116
Total Investments — 98.3% (Cost $282,554,343)		290,156,525
Other assets less liabilities — 1.7%		5,160,546
Net Assets — 100.0%		$295,317,071

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 27

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $685,114, collateralized in the form of cash with a value of $703,688 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $703,688.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,155,014
Aggregate gross unrealized depreciation	(5,287,715)
Net unrealized appreciation	$3,867,299
Federal income tax cost	$282,557,637

Futures Contracts Sold

Investment Grade-Interest Rate Hedged had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	838	9/19/2019	USD	$106,216,500	$(865,463)
U.S. Treasury Long Bond	1,003	9/19/2019	USD	154,179,907	(2,287,354)
U.S. Treasury Ultra Bond	153	9/19/2019	USD	26,894,531	(578,772)
					$(3,731,589)

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

28 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 126.1%
Repurchase Agreements (a) — 99.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $11,133,955 (Cost $11,131,673)	$11,131,673	$11,131,673
U.S. Treasury Obligations — 26.7%
U.S. Treasury Bills 0.00%, 7/5/2019 (b) (Cost $3,000,000)	3,000,000	2,993,877
Total Short-Term Investments (Cost $14,131,673)		14,125,550
Total Investments — 126.1% (Cost $14,131,673)		14,125,550
Liabilities in excess of other assets — (26.1%)		(2,927,176)
Net Assets — 100.0%		$11,198,374

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  Security or a portion of the security was used to cover the margin requirement for futures contracts.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,641,998)
Net unrealized depreciation	$(1,641,998)
Federal income tax cost	$14,131,673

Futures Contracts Purchased

K-1 Free Crude Oil Strategy ETF had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
WTI Crude Oil	209	6/20/2019	USD	$11,181,500	$(1,635,875)

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: K-1 FREE CRUDE OIL STRATEGY ETF OILK :: 29

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 95.9%
AbbVie, Inc. (Biotechnology)	0.5%	51,056	$3,916,506
Adobe, Inc.* (Software)	0.7%	20,307	5,501,166
Alphabet, Inc., Class A* (Interactive Media & Services)	0.8%	5,560	6,152,140
Alphabet, Inc., Class C* (Interactive Media & Services)	0.8%	5,755	6,351,390
Altria Group, Inc. (Tobacco)	0.5%	80,043	3,926,910
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.1%	8,821	15,657,893
American Electric Power Co., Inc. (Electric Utilities)	0.5%	40,013	3,445,919
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.3%	97,170	17,011,552
AT&T, Inc. (Diversified Telecommunication Services)	0.5%	115,905	3,544,375
Bank of America Corp. (Banks)	1.0%	297,257	7,907,036
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.0%	38,853	7,670,359
Boeing Co. (The) (Aerospace & Defense)	0.5%	11,452	3,912,118
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	0.5%	2,423	4,013,021
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.6%	17,390	4,376,020
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.8%	51,942	5,913,597
Cisco Systems, Inc. (Communications Equipment)	0.4%	64,213	3,341,003
Citigroup, Inc. (Banks)	0.6%	73,177	4,547,951
CME Group, Inc. (Capital Markets)	0.4%	17,061	3,277,759
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.5%	65,367	3,854,038
Exelon Corp. (Electric Utilities)	0.5%	71,888	3,456,375
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.7%	78,823	5,578,304
Facebook, Inc., Class A* (Interactive Media & Services)	1.1%	45,604	8,093,342
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.5%	19,987	3,647,428
Home Depot, Inc. (The) (Specialty Retail)	0.9%	37,550	7,128,868
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.5%	81,691	3,597,672
Intercontinental Exchange, Inc. (Capital Markets)	0.5%	42,797	3,518,341
Intuit, Inc. (Software)	0.5%	15,268	3,738,370
Johnson & Johnson (Pharmaceuticals)	0.9%	50,682	6,646,944
JPMorgan Chase & Co. (Banks)	0.8%	59,121	6,264,461
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lockheed Martin Corp. (Aerospace & Defense)	0.6%	12,900	$4,367,166
Medtronic plc (Health Care Equipment & Supplies)	0.7%	58,904	5,453,333
Microsoft Corp. (Software)	2.8%	167,567	20,724,685
Norfolk Southern Corp. (Road & Rail)	0.5%	18,078	3,527,741
Northrop Grumman Corp. (Aerospace & Defense)	0.5%	12,111	3,672,661
Oracle Corp. (Software)	0.5%	73,376	3,712,826
Pfizer, Inc. (Pharmaceuticals)	0.5%	95,243	3,954,489
Procter & Gamble Co. (The) (Household Products)	0.5%	38,528	3,964,916
Progressive Corp. (The) (Insurance)	0.5%	45,812	3,631,976
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	46,703	3,440,610
Public Storage (Equity Real Estate Investment Trusts (REITs))	0.4%	14,170	3,370,760
salesforce.com, Inc.* (Software)	0.5%	25,493	3,859,895
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	20,249	3,282,160
Union Pacific Corp. (Road & Rail)	0.7%	30,758	5,129,819
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.5%	15,194	3,673,909
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.5%	72,149	3,921,298
Vertex Pharmaceuticals, Inc.* (Biotechnology)	0.4%	20,084	3,337,559
Visa, Inc., Class A (IT Services)	0.7%	27,802	4,485,297
Walt Disney Co. (The) (Entertainment)	0.4%	24,563	3,243,298
Waste Management, Inc. (Commercial Services & Supplies)	0.5%	31,743	3,471,097
Zoetis, Inc. (Pharmaceuticals)	0.5%	34,495	3,485,720
Other Common Stocks (b)	60.9%	9,103,980	460,878,296
Total Common Stocks (Cost $750,587,919)			724,580,369
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $25,344)	0.0%	25,344	25,344

See accompanying notes to the financial statements.

30 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 1.4%
Repurchase Agreements (e) — 1.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $10,951,666 (Cost $10,949,422)	$10,949,422	$10,949,422
Total Investments — 97.3% (Cost $761,562,685)		735,555,135
Other assets less liabilities — 2.7%		20,740,131
Net Assets — 100.0%		$756,295,266

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $22,631,999.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $23,202, collateralized in the form of cash with a value of $25,344 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $25,344.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$53,574,897
Aggregate gross unrealized depreciation	(68,164,979)
Net unrealized depreciation	$(14,590,082)
Federal income tax cost	$764,983,505

Swap Agreements1

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(212,378,914)	11/6/2019	Deutsche Bank AG	(2.34)%	Credit Suisse 130/30 Large Cap Index (short portion)[6]	6,335,247	(1,885,247)	(4,450,000)	—
(6,940,734)	11/6/2019	Goldman Sachs International	(2.49)%	Credit Suisse 130/30 Large Cap Index (short portion)[6]	(260,212)	—	260,212	—
(5,474,393)	11/6/2019	Societe Generale	(2.26)%	Credit Suisse 130/30 Large Cap Index (short portion)[6]	(255,718)
172,492,853	11/13/2019	Societe Generale	2.66%	Credit Suisse 130/30 Large Cap Index (long portion)[7]	6,356,153
167,018,460					6,100,435	(6,100,435)	—	—
(4,595,294)	11/6/2019	UBS AG	(2.56)%	Credit Suisse 130/30 Large Cap Index (short portion)[6]	(108,967)

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: LARGE CAP CORE PLUS CSM :: 31

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
86,646,612	11/13/2019	UBS AG	2.81%	Credit Suisse 130/30 Large Cap Index (long portion)[7]	2,771,785
82,051,318					2,662,818	(2,662,818)	—	—
29,750,130					14,838,288
				Total Unrealized Appreciation	15,463,185
				Total Unrealized Depreciation	(624,897)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.

7  See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Large Cap Core Plus invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	2.8%
Air Freight & Logistics	0.3%
Airlines	0.3%
Auto Components	0.2%
Automobiles	0.5%
Banks	5.4%
Beverages	1.1%
Biotechnology	2.0%
Building Products	0.3%
Capital Markets	3.0%
Chemicals	1.5%
Commercial Services & Supplies	0.8%
Communications Equipment	1.3%
Construction & Engineering	0.2%
Construction Materials	0.1%
Consumer Finance	1.0%
Containers & Packaging	0.8%
Distributors	0.3%
Diversified Consumer Services	0.3%
Diversified Financial Services	1.0%
Diversified Telecommunication Services	1.3%
Electric Utilities	2.8%

See accompanying notes to the financial statements.

32 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.4%
Energy Equipment & Services	0.8%
Entertainment	1.7%
Equity Real Estate Investment Trusts (REITs)	5.9%
Food & Staples Retailing	0.7%
Food Products	1.4%
Health Care Equipment & Supplies	2.7%
Health Care Providers & Services	2.7%
Hotels, Restaurants & Leisure	2.4%
Household Durables	1.0%
Household Products	0.9%
Independent Power and Renewable Electricity Producers	0.4%
Industrial Conglomerates	0.7%
Insurance	3.7%
Interactive Media & Services	3.0%
Internet & Direct Marketing Retail	2.6%
IT Services	3.6%
Life Sciences Tools & Services	1.0%
Machinery	1.5%
Media	1.9%
Metals & Mining	0.3%
Multiline Retail	0.5%
Multi-Utilities	1.4%
Oil, Gas & Consumable Fuels	5.1%
Personal Products	0.2%
Pharmaceuticals	2.6%
Professional Services	0.2%
Road & Rail	1.4%
Semiconductors & Semiconductor Equipment	2.9%
Software	7.0%
Specialty Retail	2.4%
Technology Hardware, Storage & Peripherals	3.1%
Textiles, Apparel & Luxury Goods	0.9%
Tobacco	0.7%
Trading Companies & Distributors	0.4%
Other[1]	4.1%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: LARGE CAP CORE PLUS CSM :: 33

Investments	Shares	Value
Common Stocks (a) — 89.3%
Diversified Consumer Services — 4.2%
Chegg, Inc.*	54,888	$2,056,104
Entertainment — 4.0%
Netflix, Inc.*	5,706	1,958,756
Internet & Direct Marketing Retail — 81.1%
1-800-Flowers.com, Inc., Class A*	71,112	1,298,505
Alibaba Group Holding Ltd., ADR*	46,492	6,939,396
Amazon.com, Inc.*	5,879	10,435,636
Blue Apron Holdings, Inc., Class A*(b)	196,097	136,189
Duluth Holdings, Inc., Class B*(b)	58,220	870,389
eBay, Inc.	55,888	2,008,056
Etsy, Inc.*	31,128	1,939,586
Groupon, Inc.*	562,294	1,984,898
JD.com, Inc., ADR*	51,371	1,323,317
Lands' End, Inc.*	64,103	792,954
MercadoLibre, Inc.*	2,247	1,281,958
Overstock.com, Inc.*(b)	70,120	669,646
PetMed Express, Inc. (b)	41,095	717,930
Qurate Retail, Inc.*	150,502	1,885,790
Shutterfly, Inc.*	41,962	1,992,356
Stitch Fix, Inc., Class A*(b)	83,029	1,922,952
Vipshop Holdings Ltd., ADR*	176,176	1,328,367
Wayfair, Inc., Class A*	13,986	2,014,124
		39,542,049
Total Common Stocks (Cost $46,471,866)		43,556,909
Securities Lending Reinvestments (c) — 6.5%
Investment Companies — 6.5%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $3,187,901)	3,187,901	3,187,901
Investments	Principal Amount	Value
Short-Term Investments — 2.2%
Repurchase Agreements (d) — 2.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,061,794 (Cost $1,061,578)	$1,061,578	$1,061,578
Total Investments — 98.0% (Cost $50,721,345)		47,806,388
Other assets less liabilities — 2.0%		980,892
Net Assets — 100.0%		$48,787,280

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,685,569.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $3,049,294, collateralized in the form of cash with a value of $3,187,901 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $3,187,901.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,765,519
Aggregate gross unrealized depreciation	(9,703,843)
Net unrealized appreciation	$61,676
Federal income tax cost	$51,024,334

See accompanying notes to the financial statements.

34 :: CLIX LONG ONLINE/SHORT STORES ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Long Online/Short Stores ETF had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(7,504,382)	11/13/2019	Credit Suisse International	(2.96)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(1,478,545)
4,070,621	11/13/2019	Credit Suisse International	2.66%	ProShares Online Retail Index	49,573
(3,433,761)					(1,428,972)	846,380	582,592	—
(16,943,883)	11/6/2019	Societe Generale	(1.26)%	Solactive- ProShares Bricks and Mortar Retail Store Index	4,233,396
1,236,885	11/6/2019	Societe Generale	2.81%	ProShares Online Retail Index	475,199
(15,706,998)					4,708,595	(4,708,595)	—	—
(19,140,759)					3,279,623
				Total Unrealized Appreciation	4,758,168
				Total Unrealized Depreciation	(1,478,545)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: LONG ONLINE/SHORT STORES ETF CLIX :: 35

Investments	Principal Amount	Value
Short-Term Investments — 97.7%
Repurchase Agreements (a) — 97.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $3,685,273 (Cost $3,684,519)	$3,684,519	$3,684,519
Total Investments — 97.7% (Cost $3,684,519)		3,684,519
Other assets less liabilities — 2.3%		86,000
Net Assets — 100.0%		$3,770,519

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$69,382
Aggregate gross unrealized depreciation	(95,026)
Net unrealized depreciation	$(25,644)
Federal income tax cost	$3,684,519

Managed Futures Strategy ETF had the following open long and short futures contracts as of May 31, 2019:

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Cocoa	4	7/16/2019	USD	$96,000	$2,778
Copper	1	7/29/2019	USD	66,000	(7,865)
Cotton No. 2	2	7/9/2019	USD	68,080	(9,946)
Lean Hogs	2	8/14/2019	USD	69,300	(10,256)
NY Harbor ULSD	1	6/28/2019	USD	77,297	(9,717)
RBOB Gasoline	1	6/28/2019	USD	74,399	(9,272)
U.S. Treasury 10 Year Note	5	9/19/2019	USD	633,750	12,445
U.S. Treasury Long Bond	3	9/19/2019	USD	461,156	16,808
WTI Crude Oil	1	6/20/2019	USD	53,500	(8,542)
					$(23,567)

See accompanying notes to the financial statements.

36 :: FUT MANAGED FUTURES STRATEGY ETF :: MAY 31, 2019 :: CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Futures Contracts Sold

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
100 oz Gold	1	8/28/2019	USD	$131,110	$(2,392)
Coffee 'C'	2	7/19/2019	USD	78,450	(6,456)
Corn	6	7/12/2019	USD	128,100	(16,654)
E-Mini Euro	3	6/17/2019	USD	209,756	1,645
Foreign Exchange AUD/USD	2	6/17/2019	USD	138,860	1,715
Foreign Exchange CAD/USD	2	6/18/2019	USD	147,970	2,030
Foreign Exchange CHF/USD	2	6/17/2019	USD	250,225	(955)
Foreign Exchange GBP/USD	3	6/17/2019	USD	237,056	8,902
Foreign Exchange JPY/USD	3	6/17/2019	USD	346,369	(8,113)
Live Cattle	4	8/30/2019	USD	164,920	10,099
Natural Gas	2	6/26/2019	USD	49,080	2,745
Silver	5	7/29/2019	USD	72,835	3,085
Soybean	2	7/12/2019	USD	87,775	3,445
Sugar No. 11	5	6/28/2019	USD	67,760	3,685
Wheat	3	7/12/2019	USD	75,450	(4,858)
					$(2,077)
					$(25,644)

Abbreviations

GBP  British Pound

AUD  Australian Dollar

CHF  Swiss Franc

CAD  Canadian Dollar

JPY  Japanese Yen

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: MANAGED FUTURES STRATEGY ETF FUT :: 37

Investments	Shares	Value
Common Stocks — 66.5%
Airlines — 3.1%
WestJet Airlines Ltd.	7,650	$170,874
Biotechnology — 6.3%
Celgene Corp.*	2,058	193,020
Spark Therapeutics, Inc.*	1,480	161,320
		354,340
Chemicals — 2.9%
DuluxGroup Ltd.	23,957	161,703
Commercial Services & Supplies — 6.0%
Advanced Disposal Services, Inc.*	5,246	168,606
Multi-Color Corp.	3,358	167,027
		335,633
Communications Equipment — 5.8%
Finisar Corp.*	7,512	157,602
Quantenna Communications, Inc.*	6,929	168,097
		325,699
Containers & Packaging — 3.3%
Bemis Co., Inc.	3,144	183,452
Diversified Telecommunication Services — 5.8%
Inmarsat plc	22,855	157,821
Zayo Group Holdings, Inc.*	5,111	167,130
		324,951
Equity Real Estate Investment Trusts (REITs) — 5.7%
Chesapeake Lodging Trust	5,350	153,919
Tier REIT, Inc.	6,130	165,020
		318,939
Health Care Providers & Services — 3.1%
WellCare Health Plans, Inc.*	623	172,066
IT Services — 6.9%
First Data Corp., Class A*	7,846	199,445
Worldpay, Inc.*	1,546	188,056
		387,501
Investments	Shares	Value
Common Stocks (continued)
Media — 3.1%
Tribune Media Co., Class A	3,685	$170,616
Pharmaceuticals — 2.9%
BTG plc*	15,522	163,564
Real Estate Management & Development — 2.6%
HFF, Inc., Class A	3,424	147,848
Software — 3.2%
Red Hat, Inc.*	956	176,191
Technology Hardware, Storage & Peripherals — 5.8%
Cray, Inc.*	4,585	160,521
Electronics For Imaging, Inc.*	4,410	161,626
		322,147
Total Common Stocks (Cost $3,677,620)		3,715,524
Master Limited Partnerships — 8.9%
Capital Markets — 3.0%
Oaktree Capital Group LLC	3,430	165,772
Gas Utilities — 2.9%
AmeriGas Partners LP	4,802	162,932
Oil, Gas & Consumable Fuels — 3.0%
Buckeye Partners LP	4,040	164,670
Western Midstream Partners LP	1	29
		164,699
Total Master Limited Partnerships (Cost $508,621)		493,403
	Number of Rights
Rights — 0.0% (a)
Food Products — 0.0% (a)
Schulman, Inc., CVR*(b)(c) (Cost $—)	4,250	2,223

See accompanying notes to the financial statements.

38 :: MRGR MERGER ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 22.8%
Repurchase Agreements (d) — 10.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $575,886 (Cost $575,768)	$575,768	$575,768
U.S. Treasury Obligations — 12.5%
U.S. Treasury Bills 2.39%, 8/8/2019 (e) (Cost $696,866)	700,000	697,169
Total Short-Term Investments (Cost $1,272,634)		1,272,937
Total Investments — 98.2% (Cost $5,458,875)		5,484,087
Other assets less liabilities — 1.8%		102,158
Net Assets — 100.0%		$5,586,245

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $2,223, which represents approximately 0.04% of net assets of the Fund.

(c)  Illiquid security.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2019.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$127,482
Aggregate gross unrealized depreciation	(162,885)
Net unrealized depreciation	$(35,403)
Federal income tax cost	$5,459,442

Forward Currency Contracts

Merger ETF had the following open forward currency contracts as of May 31, 2019:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation[1]
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	08/06/19	(234,000)	$164,334	$162,641	$1,693
U.S. Dollar vs. Canadian Dollar	Goldman Sachs International	08/06/19	(230,000)	171,383	170,443	940
U.S. Dollar vs. British Pound	Goldman Sachs International	08/06/19	(251,000)	329,135	318,358	10,777
Total Appreciation						$13,410
						$13,410[2]

1  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

2  The Net Amount of the Fund's uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized appreciation of $13,410. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: MERGER ETF MRGR :: 39

Swap Agreements1

Merger ETF had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(4,733)	11/6/2019	Citibank NA	(1.69)%	S&P Merger Arbitrage Index (short exposure to Acquirers)[6]	672
5,754	11/6/2019	Citibank NA	2.84%	S&P Merger Arbitrage Index (long exposure to Targets)[7]	(124)
1,021					548	—	—	548
(1,360,055)	11/6/2020	Societe Generale	(1.76)%	S&P Merger Arbitrage Index (short exposure to Acquirers)[6]	(74,006)	—	19,434	(54,572)
(1,359,034)					(73,458)
				Total Unrealized Appreciation	672
				Total Unrealized Depreciation	(74,130)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Merger_Acquirers_May.pdf.

7  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Merger ETF invested, as a percentage of net assets, in the following countries as of May 31, 2019:

United States	76.2%
United Kingdom	5.7%
Canada	3.1%
Australia	2.9%
Other[1]	12.1%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

40 :: MRGR MERGER ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Exchange Traded Funds — 100.0%
ProShares DJ Brookfield Global Infrastructure ETF (a)(b)	22,113	$973,414
ProShares Global Listed Private Equity ETF (a)	3,292	110,381
ProShares Hedge Replication ETF (a)	26,919	1,199,242
ProShares Inflation Expectations ETF (a)	5,278	143,720
ProShares Managed Futures Strategy ETF (a)	33,784	1,340,718
ProShares Merger ETF (a)	53,279	1,990,503
ProShares RAFI Long/Short (a)	25,668	892,220
Total Exchange Traded Funds (Cost $6,658,659)		6,650,198
Securities Lending Reinvestments (c) — 8.0%
Investment Companies — 8.0%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $532,525)	532,525	532,525
	Principal Amount
Short-Term Investments — 0.0% (d)
Repurchase Agreements (e) — 0.0% (d)
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,612 (Cost $2,612)	$2,612	2,612
Total Investments — 108.0% (Cost $7,193,796)		7,185,335
Liabilities in excess of other assets — (8.0%)		(533,695)
Net Assets — 100.0%		$6,651,640

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $523,838, collateralized in the form of cash with a value of $532,525 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $532,525.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$76,357
Aggregate gross unrealized depreciation	(90,687)
Net unrealized depreciation	$(14,330)
Federal income tax cost	$7,199,665

Investment in a company which was affiliated for the period ending May 31, 2019, was as follows:

Exchange Traded Funds	Value May 31, 2018	Purchases at Cost	Sales at Value	Shares May 31, 2019	Value May 31, 2019	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Net Realized Gain/(Loss)
ProShares DJ Brookfield Global Infrastructure ETF	$604,251	$1,311,781	$975,548	22,113	$973,414	$59,068	$20,674	$(26,138)
ProShares Global Listed Private Equity ETF	939,698	337,560	1,068,421	3,292	110,381	96,804	27,182	(195,260)
ProShares Hedge Replication ETF	2,149,793	679,796	1,591,159	26,919	1,199,242	(62,696)	9,919	23,508
ProShares Inflation Expectations ETF	1,316,697	199,380	1,323,409	5,278	143,720	(2,648)	26,546	(46,300)
ProShares Managed Futures Strategy ETF	766,348	1,261,960	684,968	33,784	1,340,718	(3,682)	21,849	1,060
ProShares Merger ETF	1,552,788	1,157,888	794,339	53,279	1,990,503	75,096	20,257	(930)
ProShares RAFI Long/Short	935,634	723,077	717,695	25,668	892,220	(3,979)	15,012	(44,817)
	$8,265,209	$5,671,442	$7,155,539	170,333	$6,650,198	$157,963	$141,439	$(288,877)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: MORNINGSTAR ALTERNATIVES SOLUTION ETF ALTS :: 41

Investments	Shares	Value
Common Stocks — 99.0%
Aerospace & Defense — 1.8%
BAE Systems plc	350,204	$1,996,881
Beverages — 3.8%
Asahi Group Holdings Ltd.	48,611	2,138,749
Diageo plc	48,551	2,034,996
		4,173,745
Capital Markets — 1.9%
Standard Life Aberdeen plc	611,541	2,060,312
Chemicals — 5.5%
Croda International plc	31,648	2,022,379
FUCHS PETROLUB SE (Preference)	51,108	1,989,910
Novozymes A/S, Class B	43,034	2,020,294
		6,032,583
Diversified Financial Services — 3.7%
Groupe Bruxelles Lambert SA	21,960	2,042,360
Mitsubishi UFJ Lease & Finance Co. Ltd.	412,184	2,057,598
		4,099,958
Electric Utilities — 5.6%
CK Infrastructure Holdings Ltd.	256,416	1,980,217
Red Electrica Corp. SA	95,600	2,027,301
SSE plc	153,029	2,080,187
		6,087,705
Equity Real Estate Investment Trusts (REITs) — 1.9%
Link REIT	169,525	2,028,103
Food & Staples Retailing — 3.7%
Koninklijke Ahold Delhaize NV	89,273	2,003,057
Sundrug Co. Ltd.	80,380	2,015,145
		4,018,202
Food Products — 7.4%
Associated British Foods plc	63,568	1,977,389
Chocoladefabriken Lindt & Spruengli AG, Class PC	310	2,021,772
Kerry Group plc, Class A	17,477	2,015,714
Nestle SA (Registered)	20,920	2,070,474
		8,085,349
Gas Utilities — 1.9%
APA Group	291,134	2,045,362
Investments	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies — 5.7%
Asahi Intecc Co. Ltd.	40,561	$2,077,082
Coloplast A/S, Class B	19,403	2,063,283
Sysmex Corp.	30,814	2,136,759
		6,277,124
Health Care Providers & Services — 7.4%
Fresenius Medical Care AG & Co. KGaA	26,268	1,910,860
Fresenius SE & Co. KGaA	37,979	1,921,837
Ramsay Health Care Ltd.	46,950	2,271,521
Ryman Healthcare Ltd.	270,302	2,040,354
		8,144,572
Hotels, Restaurants & Leisure — 5.6%
Compass Group plc	91,697	2,069,369
Domino's Pizza Enterprises Ltd.	76,304	2,067,637
Flutter Entertainment plc	27,898	1,980,314
		6,117,320
Household Durables — 3.6%
SEB SA	11,856	1,932,877
Techtronic Industries Co. Ltd.	318,706	2,032,421
		3,965,298
Insurance — 1.8%
Prudential plc	97,001	1,928,652
Interactive Media & Services — 2.0%
REA Group Ltd.	35,727	2,202,562
Media — 1.8%
WPP plc	169,166	2,006,797
Multiline Retail — 1.9%
Pan Pacific International Holdings Corp.	33,641	2,082,132
Multi-Utilities — 1.7%
AGL Energy Ltd.	134,340	1,912,742
Oil, Gas & Consumable Fuels — 3.6%
Enagas SA	72,851	1,988,947
Washington H Soul Pattinson & Co. Ltd.	129,713	2,005,935
		3,994,882
Personal Products — 1.9%
L'Oreal SA	7,613	2,039,445

See accompanying notes to the financial statements.

42 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Pharmaceuticals — 7.6%
Novartis AG (Registered)	25,057	$2,144,860
Novo Nordisk A/S, Class B	44,367	2,083,536
Roche Holding AG	7,927	2,073,464
Sanofi	24,805	1,996,819
		8,298,679
Professional Services — 3.8%
Intertek Group plc	31,846	2,125,745
Wolters Kluwer NV	29,935	2,086,214
		4,211,959
Real Estate Management & Development — 2.1%
Daito Trust Construction Co. Ltd.	17,383	2,263,032
Road & Rail — 1.9%
MTR Corp. Ltd.	343,506	2,100,760
Specialty Retail — 2.1%
Shimamura Co. Ltd.	29,748	2,274,082
Textiles, Apparel & Luxury Goods — 1.8%
EssilorLuxottica SA	16,929	1,945,907
Trading Companies & Distributors — 3.6%
Ashtead Group plc	79,274	1,863,451
Bunzl plc	78,966	2,105,033
		3,968,484
Investments	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services — 1.9%
Vodafone Group plc	1,302,818	$2,125,169
Total Common Stocks (Cost $109,404,109)		108,487,798
Total Investments — 99.0% (Cost $109,404,109)		108,487,798
Other assets less liabilities — 1.0%		1,071,035
Net Assets — 100.0%		$109,558,833

Abbreviations

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,194,883
Aggregate gross unrealized depreciation	(10,229,626)
Net unrealized depreciation	$(1,034,743)
Federal income tax cost	$109,522,541

MSCI EAFE Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2019:

United Kingdom	24.1%
Japan	15.6%
Australia	11.4%
Switzerland	7.6%
France	7.2%
Denmark	5.6%
Hong Kong	5.6%
Germany	5.2%
Netherlands	3.7%
Spain	3.7%
Ireland	3.6%
New Zealand	1.9%
China	1.9%
Belgium	1.9%
Other[1]	1.0%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: 43

Investments	Shares	Value
Common Stocks — 99.6%
Auto Components — 1.1%
Huayu Automotive Systems Co. Ltd., Class A	80,900	$235,328
Automobiles — 1.1%
SAIC Motor Corp. Ltd., Class A	66,400	230,375
Banks — 13.7%
Absa Group Ltd.	20,980	243,413
Bancolombia SA, ADR	5,260	247,062
Bank Central Asia Tbk. PT	136,847	279,016
Bank Rakyat Indonesia Persero Tbk. PT	935,947	268,866
Capitec Bank Holdings Ltd.	2,644	239,457
E.Sun Financial Holding Co. Ltd.	310,280	268,934
Grupo Financiero Inbursa SAB de CV, Class O	182,332	241,885
Itau Unibanco Holding SA, ADR	31,761	282,673
Nedbank Group Ltd.	13,155	236,670
OTP Bank Nyrt.	6,009	250,961
Public Bank Bhd.	46,774	263,421
		2,822,358
Chemicals — 2.7%
Asian Paints Ltd.	13,423	271,055
Pidilite Industries Ltd.	15,174	280,798
		551,853
Construction & Engineering — 1.4%
Larsen & Toubro Ltd., GDR (a)	13,218	292,118
Construction Materials — 1.3%
Grupo Argos SA	50,864	260,792
Consumer Finance — 1.4%
Bajaj Finance Ltd.	5,630	280,089
Diversified Financial Services — 5.9%
FirstRand Ltd.	52,334	240,360
Metro Pacific Investments Corp.	3,122,273	269,363
PSG Group Ltd.	14,058	234,569
Remgro Ltd.	18,652	237,096
RMB Holdings Ltd.	42,307	239,240
		1,220,628
Electronic Equipment, Instruments & Components — 2.0%
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	60,300	216,986
Sunny Optical Technology Group Co. Ltd.	23,076	196,775
		413,761
Investments	Shares	Value
Common Stocks (continued)
Food & Staples Retailing — 4.8%
BIM Birlesik Magazalar A/S	20,809	$284,693
Clicks Group Ltd.	17,697	231,651
SPAR Group Ltd. (The)	17,786	233,817
Yonghui Superstores Co. Ltd., Class A*	170,400	241,912
		992,073
Food Products — 3.6%
Indofood CBP Sukses Makmur Tbk. PT	380,290	261,120
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	55,000	239,106
Nestle Malaysia Bhd.	7,166	251,379
		751,605
Gas Utilities — 2.6%
China Gas Holdings Ltd.	83,160	267,315
China Resources Gas Group Ltd.	54,897	262,947
		530,262
Health Care Providers & Services — 4.7%
Bangkok Dusit Medical Services PCL, Class F	317,401	255,746
Netcare Ltd.	170,687	217,955
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	125,164	247,149
Sinopharm Group Co. Ltd., Class H	65,528	246,162
		967,012
Hotels, Restaurants & Leisure — 1.2%
Jollibee Foods Corp.	46,012	254,049
Household Products — 2.6%
Hindustan Unilever Ltd.	10,372	266,179
Unilever Indonesia Tbk. PT	86,429	269,475
		535,654
Industrial Conglomerates — 3.6%
Alfa SAB de CV, Class A	264,457	241,400
SK Holdings Co. Ltd.	1,218	236,768
Turkiye Sise ve Cam Fabrikalari A/S	284,126	253,619
		731,787
Insurance — 2.3%
Discovery Ltd.	24,263	231,083
Sanlam Ltd.	46,196	241,537
		472,620
Interactive Media & Services — 1.1%
Tencent Holdings Ltd.	5,368	223,223

See accompanying notes to the financial statements.

44 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail — 1.2%
Naspers Ltd., Class N	1,054	$237,020
IT Services — 2.5%
Infosys Ltd., ADR	23,828	249,479
Tata Consultancy Services Ltd.	8,303	261,697
		511,176
Media — 1.2%
China South Publishing & Media Group Co. Ltd., Class A	136,400	256,676
Oil, Gas & Consumable Fuels — 3.4%
LUKOIL PJSC, ADR	3,091	246,445
Reliance Industries Ltd.	13,838	264,117
Rosneft Oil Co. PJSC, GDR (a)	27,968	186,379
		696,941
Personal Products — 3.7%
Godrej Consumer Products Ltd.	27,438	270,891
Hengan International Group Co. Ltd.	30,217	221,629
Marico Ltd.	49,728	265,404
		757,924
Pharmaceuticals — 4.8%
China Medical System Holdings Ltd.	291,616	256,667
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	74,500	240,779
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	118,500	256,123
Yunnan Baiyao Group Co. Ltd., Class A	21,500	241,972
		995,541
Real Estate Management & Development — 9.6%
Aldar Properties PJSC	531,150	263,189
Ayala Land, Inc.	281,406	267,050
Central Pattana PCL	109,738	247,060
China Fortune Land Development Co. Ltd., Class A	55,132	236,645
China Overseas Land & Investment Ltd.	67,380	233,781
China Vanke Co. Ltd., Class H	67,443	238,731
Longfor Group Holdings Ltd.	70,470	258,435
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	203,105	236,211
		1,981,102
Semiconductors & Semiconductor Equipment — 1.2%
Phison Electronics Corp.	28,320	256,213
Investments	Shares	Value
Common Stocks (continued)
Specialty Retail — 1.1%
Foschini Group Ltd. (The)	19,229	$232,471
Textiles, Apparel & Luxury Goods — 1.1%
Page Industries Ltd.	806	228,499
Thrifts & Mortgage Finance — 2.8%
Housing Development Finance Corp. Ltd.	9,016	282,371
LIC Housing Finance Ltd.	35,678	285,972
		568,343
Tobacco — 1.2%
ITC Ltd.	59,404	237,433
Transportation Infrastructure — 4.9%
Beijing Capital International Airport Co. Ltd., Class H	296,911	251,101
Grupo Aeroportuario del Pacifico SAB de CV, Class B	25,259	247,180
Grupo Aeroportuario del Sureste SAB de CV, Class B	15,744	248,570
International Container Terminal Services, Inc.	97,498	254,208
		1,001,059
Water Utilities — 1.3%
Guangdong Investment Ltd.	134,239	264,041
Wireless Telecommunication Services — 2.5%
America Movil SAB de CV, Series L	347,414	244,446
Globe Telecom, Inc.	6,725	279,773
		524,219
Total Common Stocks (Cost $19,844,386)		20,514,245
Total Investments — 99.6% (Cost $19,844,386)		20,514,245
Other assets less liabilities — 0.4%		88,240
Net Assets — 100.0%		$20,602,485

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

Abbreviations

ADR    American Depositary Receipt

GDR    Global Depositary Receipt

PJSC  Public Joint Stock Company

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 45

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,436,289
Aggregate gross unrealized depreciation	(1,100,484)
Net unrealized appreciation	$335,805
Federal income tax cost	$20,178,440

MSCI Emerging Markets Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2019:

China	28.2%
India	18.1%
South Africa	16.0%
Philippines	6.4%
Mexico	6.0%
Indonesia	5.2%
Turkey	2.6%
Taiwan	2.5%
Malaysia	2.5%
Colombia	2.5%
Thailand	2.4%
Russia	2.1%
Brazil	1.4%
United Arab Emirates	1.3%
Hungary	1.2%
South Korea	1.2%
Other[1]	0.4%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

46 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 98.8%
Aerospace & Defense — 2.9%
BAE Systems plc	45,795	$261,125
Beverages — 2.9%
Diageo plc	6,349	266,116
Capital Markets — 3.0%
Standard Life Aberdeen plc	79,970	269,423
Chemicals — 8.7%
Croda International plc	4,139	264,491
FUCHS PETROLUB SE (Preference)	6,683	260,205
Novozymes A/S, Class B	5,627	264,168
		788,864
Diversified Financial Services — 2.9%
Groupe Bruxelles Lambert SA	2,872	267,106
Electric Utilities — 5.9%
Red Electrica Corp. SA	12,501	265,097
SSE plc	20,011	272,018
		537,115
Food & Staples Retailing — 2.9%
Koninklijke Ahold Delhaize NV	11,674	261,935
Food Products — 11.6%
Associated British Foods plc	8,313	258,590
Chocoladefabriken Lindt & Spruengli AG, Class PC	41	267,396
Kerry Group plc, Class A	2,285	263,541
Nestle SA (Registered)	2,736	270,784
		1,060,311
Health Care Equipment & Supplies — 3.0%
Coloplast A/S, Class B	2,537	269,780
Health Care Providers & Services — 5.5%
Fresenius Medical Care AG & Co. KGaA	3,435	249,878
Fresenius SE & Co. KGaA	4,966	251,293
		501,171
Hotels, Restaurants & Leisure — 5.8%
Compass Group plc	11,991	270,606
Flutter Entertainment plc	3,648	258,950
		529,556
Investments	Shares	Value
Common Stocks (continued)
Household Durables — 2.8%
SEB SA	1,550	$252,696
Insurance — 2.8%
Prudential plc	12,685	252,213
Media — 2.9%
WPP plc	22,121	262,419
Oil, Gas & Consumable Fuels — 2.9%
Enagas SA	9,527	260,102
Personal Products — 2.9%
L'Oreal SA	996	266,818
Pharmaceuticals — 11.9%
Novartis AG (Registered)	3,277	280,509
Novo Nordisk A/S, Class B	5,802	272,470
Roche Holding AG	1,037	271,248
Sanofi	3,244	261,144
		1,085,371
Professional Services — 6.0%
Intertek Group plc	4,164	277,950
Wolters Kluwer NV	3,914	272,773
		550,723
Textiles, Apparel & Luxury Goods — 2.8%
EssilorLuxottica SA	2,214	254,489
Trading Companies & Distributors — 5.7%
Ashtead Group plc	10,366	243,668
Bunzl plc	10,326	275,265
		518,933
Wireless Telecommunication Services — 3.0%
Vodafone Group plc	170,366	277,903
Total Common Stocks (Cost $9,456,213)		8,994,169

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: 47

Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (a) — 0.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $7,805 (Cost $7,804)	$7,804	$7,804
Total Investments — 98.9% (Cost $9,464,017)		9,001,973
Other assets less liabilities — 1.1%		97,252
Net Assets — 100.0%		$9,099,225

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$582,095
Aggregate gross unrealized depreciation	(1,060,906)
Net unrealized depreciation	$(478,811)
Federal income tax cost	$9,480,784

MSCI Europe Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2019:

United Kingdom	37.9%
Switzerland	12.0%
France	11.3%
Denmark	8.9%
Germany	8.4%
Netherlands	5.9%
Spain	5.8%
Ireland	5.7%
Belgium	2.9%
Other[1]	1.2%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

48 :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.9%
Diversified Consumer Services — 4.7%
Chegg, Inc.*	26,601	$996,474
Entertainment — 4.5%
Netflix, Inc.*	2,765	949,169
Internet & Direct Marketing Retail — 90.7%
1-800-Flowers.com, Inc., Class A*	34,464	629,313
Alibaba Group Holding Ltd., ADR*	22,532	3,363,126
Amazon.com, Inc.*	2,849	5,057,174
Blue Apron Holdings, Inc., Class A*(a)	95,037	66,003
Duluth Holdings, Inc., Class B*(a)	28,216	421,829
eBay, Inc.	27,086	973,200
Etsy, Inc.*	15,086	940,009
Groupon, Inc.*	272,511	961,964
JD.com, Inc., ADR*	24,896	641,321
Lands' End, Inc.*	31,067	384,299
MercadoLibre, Inc.*	1,089	621,296
Overstock.com, Inc.*(a)	33,983	324,538
PetMed Express, Inc. (a)	19,916	347,933
Qurate Retail, Inc.*	72,940	913,938
Shutterfly, Inc.*	20,337	965,601
Stitch Fix, Inc., Class A*(a)	40,240	931,958
Vipshop Holdings Ltd., ADR*	85,382	643,780
Wayfair, Inc., Class A*	6,778	976,100
		19,163,382
Total Common Stocks (Cost $23,470,175)		21,109,025
Securities Lending Reinvestments (b) — 6.4%
Investment Companies — 6.4%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $1,363,152)	1,363,152	1,363,152
Investments	Principal Amount	Value
Short-Term Investments — 0.2%
Repurchase Agreements (c) — 0.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $40,852 (Cost $40,844)	$40,844	$40,844
Total Investments — 106.5% (Cost $24,874,171)		22,513,021
Liabilities in excess of other assets — (6.5%)		(1,368,946)
Net Assets — 100.0%		$21,144,075

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $1,309,266, collateralized in the form of cash with a value of $1,363,152 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $1,363,152.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,039,607
Aggregate gross unrealized depreciation	(3,516,847)
Net unrealized depreciation	$(2,477,240)
Federal income tax cost	$24,990,261

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ONLINE RETAIL ETF ONLN :: 49

Investments	Shares	Value
Common Stocks — 99.8%
Biotechnology — 2.0%
Kindred Biosciences, Inc.*	66,417	$527,351
Distributors — 0.0% (a)
Arata Corp.	198	6,870
Food Products — 14.4%
Freshpet, Inc.*	51,415	2,389,255
JM Smucker Co. (The)	1,726	209,813
Nestle SA (Registered)	12,901	1,282,691
		3,881,759
Health Care Equipment & Supplies — 13.7%
Heska Corp.*	12,652	886,905
IDEXX Laboratories, Inc.*	11,207	2,799,172
		3,686,077
Health Care Providers & Services — 16.5%
Covetrus, Inc.*	97,897	2,414,140
CVS Group plc	126,158	1,035,124
Patterson Cos., Inc.	1,304	27,410
PetIQ, Inc.*	36,933	968,753
		4,445,427
Household Products — 10.0%
Central Garden & Pet Co., Class A*	69,612	1,779,979
Colgate-Palmolive Co.	13,370	930,819
		2,710,798
Insurance — 4.3%
Trupanion, Inc.*	39,765	1,166,307
Internet & Direct Marketing Retail — 6.7%
PetMed Express, Inc.	35,957	628,169
zooplus AG*	10,983	1,170,525
		1,798,694
Pharmaceuticals — 26.1%
Aratana Therapeutics, Inc.*	85,021	393,647
Dechra Pharmaceuticals plc	79,691	2,748,442
Elanco Animal Health, Inc.*	5,707	178,515
Merck & Co., Inc.	15,984	1,266,093
RaQualia Pharma, Inc.*	31,323	441,959
Virbac SA*	6,674	1,257,058
Zoetis, Inc.	7,479	755,753
		7,041,467
Investments	Shares	Value
Common Stocks (continued)
Specialty Retail — 6.1%
Pets at Home Group plc	625,162	$1,453,474
Tractor Supply Co.	1,881	189,567
		1,643,041
Total Common Stocks (Cost $26,446,586)		26,907,791
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (b) — 0.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $44,127 (Cost $44,118)	$44,118	44,118
Total Investments — 100.0% (Cost $26,490,704)		26,951,909
Other assets less liabilities — 0.0% (a)		5,756
Net Assets — 100.0%		$26,957,665

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,996,147
Aggregate gross unrealized depreciation	(2,635,059)
Net unrealized appreciation	$361,088
Federal income tax cost	$26,590,821

See accompanying notes to the financial statements.

50 :: PAWZ PET CARE ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Pet Care ETF invested, as a percentage of net assets, in the following countries as of May 31, 2019:

United States	65.0%
United Kingdom	19.4%
Switzerland	4.7%
France	4.7%
Germany	4.4%
Japan	1.6%
Other[1]	0.2%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: PET CARE ETF PAWZ :: 51

	Percentage of Net Assets	Shares	Value
Common Stocks — 85.1%
Alphabet, Inc., Class A* (Interactive Media & Services)	0.4%	37	$40,941
Alphabet, Inc., Class C* (Interactive Media & Services)	0.4%	37	40,834
Altria Group, Inc. (Tobacco)	0.4%	776	38,071
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	0.5%	24	42,602
American International Group, Inc. (Insurance)	0.5%	944	48,210
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.2%	1,138	199,229
AT&T, Inc. (Diversified Telecommunication Services)	1.7%	5,171	158,129
Bank of America Corp. (Banks)	1.0%	3,420	90,972
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.1%	522	103,053
Capital One Financial Corp. (Consumer Finance)	0.4%	381	32,716
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.3%	1,051	119,656
Cisco Systems, Inc. (Communications Equipment)	0.7%	1,192	62,020
Citigroup, Inc. (Banks)	1.0%	1,424	88,502
Coca-Cola Co. (The) (Beverages)	0.6%	1,027	50,456
Comcast Corp., Class A (Media)	0.8%	1,731	70,971
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	178	42,645
CVS Health Corp. (Health Care Providers & Services)	0.4%	772	40,430
DowDuPont, Inc. (Chemicals)	0.4%	1,121	34,213
Duke Energy Corp. (Electric Utilities)	0.4%	390	33,388
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.9%	2,470	174,802
Facebook, Inc., Class A* (Interactive Media & Services)	0.4%	211	37,446
Ford Motor Co. (Automobiles)	0.7%	6,904	65,726
General Electric Co. (Industrial Conglomerates)	0.9%	8,767	82,761
General Motors Co. (Automobiles)	0.5%	1,356	45,209
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.4%	190	34,673
Home Depot, Inc. (The) (Specialty Retail)	0.5%	235	44,615
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.7%	1,409	62,052
International Business Machines Corp. (IT Services)	0.6%	457	58,034
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Johnson & Johnson (Pharmaceuticals)	1.0%	677	$88,788
JPMorgan Chase & Co. (Banks)	1.6%	1,357	143,788
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.4%	171	33,904
McKesson Corp. (Health Care Providers & Services)	0.4%	280	34,199
Medtronic plc (Health Care Equipment & Supplies)	0.4%	353	32,681
Merck & Co., Inc. (Pharmaceuticals)	0.6%	675	53,467
MetLife, Inc. (Insurance)	0.3%	688	31,792
Microsoft Corp. (Software)	1.5%	1,089	134,687
Oracle Corp. (Software)	0.3%	603	30,512
PepsiCo, Inc. (Beverages)	0.6%	401	51,328
Pfizer, Inc. (Pharmaceuticals)	0.9%	1,880	78,058
Philip Morris International, Inc. (Tobacco)	0.5%	602	46,432
Procter & Gamble Co. (The) (Household Products)	0.9%	783	80,578
Prudential Financial, Inc. (Insurance)	0.3%	346	31,963
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	633	42,297
Target Corp. (Multiline Retail)	0.3%	391	31,456
United Technologies Corp. (Aerospace & Defense)	0.4%	275	34,733
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.6%	222	53,680
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.3%	2,182	118,592
Walmart, Inc. (Food & Staples Retailing)	0.9%	795	80,645
Walt Disney Co. (The) (Entertainment)	0.7%	486	64,237
Wells Fargo & Co. (Banks)	1.2%	2,420	107,375
Other Common Stocks (a)	48.2%	107,314	4,361,647
Total Common Stocks (Cost $6,577,009)			7,709,195
Securities Lending Reinvestments (b) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $13,538)	0.1%	13,538	13,538

See accompanying notes to the financial statements.

52 :: RALS RAFITM LONG/SHORT :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 12.5%
Repurchase Agreements (c) — 12.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,129,901 (Cost $1,129,669)	$1,129,669	$1,129,669
Total Investments — 97.7% (Cost $7,720,216)		8,852,402
Other assets less liabilities — 2.3%		205,740
Net Assets — 100.0%		$9,058,142

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $19,697, collateralized in the form of cash with a value of $13,538 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $7,869 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $21,407.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $13,538.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,601,518
Aggregate gross unrealized depreciation	(2,077,744)
Net unrealized depreciation	$(476,226)
Federal income tax cost	$7,770,237

Swap Agreements1

RAFITM Long/Short had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(431,031)	12/7/2020	Goldman Sachs International	(2.59)%	Russell 1000 Total Return Index	(31,855)
177,360	12/7/2020	Goldman Sachs International	2.84%	FTSE RAFI US 1000 Total Return Index	7,825
(253,671)					(24,030)	—	—	(24,030)
(8,320,298)	11/6/2019	Societe Generale	(2.16)%	Russell 1000 Total Return Index	(1,508,605)
791,669	11/6/2019	Societe Generale	2.66%	FTSE RAFI US 1000 Total Return Index	(25,756)
(7,528,629)					(1,534,361)	—	1,534,361	—
(7,782,300)					(1,558,391)
				Total Unrealized Appreciation	7,825
				Total Unrealized Depreciation	(1,566,216)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: RAFITM LONG/SHORT RALS :: 53

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

RAFITM Long/Short invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	1.8%
Air Freight & Logistics	0.6%
Airlines	0.2%
Auto Components	0.4%
Automobiles	1.3%
Banks	6.8%
Beverages	1.3%
Biotechnology	1.2%
Building Products	0.3%
Capital Markets	2.2%
Chemicals	1.9%
Commercial Services & Supplies	0.3%
Communications Equipment	0.8%
Construction & Engineering	0.3%
Construction Materials	0.1%
Consumer Finance	1.1%
Containers & Packaging	0.5%
Distributors	0.1%
Diversified Consumer Services	0.1%
Diversified Financial Services	1.3%
Diversified Telecommunication Services	3.2%
Electric Utilities	2.6%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.8%
Energy Equipment & Services	0.8%
Entertainment	1.0%
Equity Real Estate Investment Trusts (REITs)	3.0%
Food & Staples Retailing	2.2%
Food Products	1.5%
Gas Utilities	0.2%
Health Care Equipment & Supplies	1.4%
Health Care Providers & Services	3.1%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.4%
Household Durables	0.5%
Household Products	1.3%
Independent Power and Renewable Electricity Producers	0.2%
Industrial Conglomerates	1.5%
Insurance	4.1%
Interactive Media & Services	1.4%
Internet & Direct Marketing Retail	0.7%
IT Services	2.4%
Leisure Products	0.1%
Life Sciences Tools & Services	0.3%
Machinery	1.5%

See accompanying notes to the financial statements.

54 :: RALS RAFITM LONG/SHORT :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Marine	0.0%*
Media	1.8%
Metals & Mining	0.5%
Mortgage Real Estate Investment Trusts (REITs)	0.3%
Multiline Retail	0.8%
Multi-Utilities	1.2%
Oil, Gas & Consumable Fuels	6.2%
Paper & Forest Products	0.0%*
Personal Products	0.1%
Pharmaceuticals	3.2%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	0.9%
Semiconductors & Semiconductor Equipment	2.3%
Software	2.2%
Specialty Retail	1.9%
Technology Hardware, Storage & Peripherals	2.8%
Textiles, Apparel & Luxury Goods	0.4%
Thrifts & Mortgage Finance	0.1%
Tobacco	0.9%
Trading Companies & Distributors	0.4%
Transportation Infrastructure	0.0%*
Water Utilities	0.1%
Wireless Telecommunication Services	0.2%
Other[1]	14.9%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: RAFITM LONG/SHORT RALS :: 55

Investments	Shares	Value
Common Stocks — 99.6%
Banks — 12.9%
BancFirst Corp.	192,707	$10,065,087
Bank of Marin Bancorp	245,526	9,946,258
Community Bank System, Inc.	168,149	10,393,290
First of Long Island Corp. (The)	466,620	9,962,337
Southside Bancshares, Inc.	311,874	10,157,736
Tompkins Financial Corp.	134,902	10,661,305
UMB Financial Corp.	157,600	9,730,224
United Bankshares, Inc.	283,090	10,128,960
		81,045,197
Chemicals — 6.2%
HB Fuller Co.	213,764	8,428,715
Quaker Chemical Corp.	52,262	9,452,105
Sensient Technologies Corp.	166,709	11,286,199
Stepan Co.	115,691	9,817,538
		38,984,557
Commercial Services & Supplies — 9.7%
ABM Industries, Inc.	303,121	10,988,136
Brady Corp., Class A	230,444	10,669,557
Healthcare Services Group, Inc. (a)	289,330	9,145,722
Matthews International Corp., Class A	272,985	9,289,680
McGrath RentCorp	182,940	10,286,716
MSA Safety, Inc.	106,248	10,558,926
		60,938,737
Electric Utilities — 3.6%
ALLETE, Inc.	133,652	10,944,762
Portland General Electric Co.	216,880	11,464,277
		22,409,039
Electronic Equipment, Instruments & Components — 1.5%
Badger Meter, Inc.	182,399	9,630,667
Equity Real Estate Investment Trusts (REITs) — 6.9%
National Health Investors, Inc.	139,777	10,979,483
Tanger Factory Outlet Centers, Inc. (a)	524,498	8,895,486
Universal Health Realty Income Trust	145,284	11,908,930
Urstadt Biddle Properties, Inc., Class A	528,265	11,558,438
		43,342,337
Food & Staples Retailing — 1.3%
Andersons, Inc. (The)	293,501	7,974,422
Investments	Shares	Value
Common Stocks (continued)
Food Products — 7.0%
Calavo Growers, Inc.	127,547	$11,153,985
J&J Snack Foods Corp.	70,164	11,285,879
Lancaster Colony Corp.	69,510	9,997,623
Tootsie Roll Industries, Inc. (a)	303,123	11,506,567
		43,944,054
Gas Utilities — 10.7%
Chesapeake Utilities Corp.	120,142	10,906,491
New Jersey Resources Corp.	223,378	10,599,286
Northwest Natural Holding Co.	168,194	11,575,111
South Jersey Industries, Inc.	369,019	11,642,549
Southwest Gas Holdings, Inc.	131,733	11,215,748
Spire, Inc.	137,651	11,469,081
		67,408,266
Health Care Equipment & Supplies — 1.9%
Atrion Corp.	13,880	12,258,955
Health Care Providers & Services — 3.5%
Ensign Group, Inc. (The)	217,775	11,598,696
National HealthCare Corp.	134,603	10,454,615
		22,053,311
Hotels, Restaurants & Leisure — 1.7%
International Speedway Corp., Class A	245,768	11,000,576
Insurance — 3.6%
American Equity Investment Life Holding Co.	341,367	9,664,100
RLI Corp.	155,200	13,328,577
		22,992,677
IT Services — 1.5%
Cass Information Systems, Inc.	208,038	9,376,273
Machinery — 5.9%
Franklin Electric Co., Inc.	202,584	8,879,257
Gorman-Rupp Co. (The)	319,735	9,486,537
Hillenbrand, Inc.	247,450	9,212,563
Lindsay Corp.	117,649	9,338,978
		36,917,335
Media — 1.5%
Meredith Corp. (a)	186,018	9,630,152

See accompanying notes to the financial statements.

56 :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Metals & Mining — 1.7%
Compass Minerals International, Inc.	206,125	$10,514,436
Multi-Utilities — 5.4%
Avista Corp.	272,481	11,378,807
Black Hills Corp.	151,711	11,560,378
NorthWestern Corp.	158,102	11,215,756
		34,154,941
Specialty Retail — 1.7%
Aaron's, Inc.	199,006	10,599,060
Tobacco — 2.9%
Universal Corp.	182,114	10,293,083
Vector Group Ltd.	919,520	8,229,704
		18,522,787
Trading Companies & Distributors — 1.6%
GATX Corp.	140,658	9,820,742
Water Utilities — 6.9%
California Water Service Group	207,797	10,227,769
Connecticut Water Service, Inc.	161,867	11,304,791
Middlesex Water Co.	186,583	11,038,250
SJW Group	178,403	10,994,977
		43,565,787
Total Common Stocks (Cost $623,662,994)		627,084,308
Securities Lending Reinvestments (b) — 1.5%
Investment Companies — 1.5%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $9,675,999)	9,675,999	9,675,999
Investments	Principal Amount	Value
Short-Term Investments — 0.3%
Repurchase Agreements (c) — 0.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,949,035 (Cost $1,948,635)	$1,948,635	$1,948,635
Total Investments — 101.4% (Cost $635,287,628)		638,708,942
Liabilities in excess of other assets — (1.4%)		(8,599,627)
Net Assets — 100.0%		$630,109,315

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $9,268,957, collateralized in the form of cash with a value of $9,675,999 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $9,675,999.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$40,478,254
Aggregate gross unrealized depreciation	(37,571,824)
Net unrealized appreciation	$2,906,430
Federal income tax cost	$635,802,512

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: 57

Investments	Principal Amount	Value
Corporate Bonds — 98.5%
Aerospace & Defense — 3.1%
General Dynamics Corp.
3.75%, 5/15/2028	$100,000	$106,708
Lockheed Martin Corp.
4.70%, 5/15/2046	100,000	115,125
Northrop Grumman Corp.
3.25%, 1/15/2028	200,000	199,698
United Technologies Corp.
4.50%, 6/1/2042	240,000	254,334
4.63%, 11/16/2048	150,000	163,128
		838,993
Air Freight & Logistics — 0.7%
FedEx Corp.
4.05%, 2/15/2048	100,000	91,419
United Parcel Service, Inc.
3.75%, 11/15/2047	100,000	96,884
		188,303
Automobiles — 2.7%
Ford Motor Co.
4.35%, 12/8/2026 (a)	100,000	98,007
4.75%, 1/15/2043	140,000	115,710
5.29%, 12/8/2046	370,000	324,484
General Motors Co.
4.88%, 10/2/2023	200,000	208,289
		746,490
Banks — 15.4%
Bank of America Corp.
2.63%, 4/19/2021	200,000	200,516
2.50%, 10/21/2022	200,000	198,988
3.30%, 1/11/2023	115,000	117,060
BB&T Corp.
2.05%, 5/10/2021	150,000	148,489
Citigroup, Inc.
2.65%, 10/26/2020	200,000	200,368
2.35%, 8/2/2021	400,000	397,802
4.40%, 6/10/2025	100,000	104,972
3.20%, 10/21/2026	100,000	99,519
JPMorgan Chase & Co.
4.40%, 7/22/2020	100,000	102,167
2.40%, 6/7/2021	200,000	199,446
2.30%, 8/15/2021	150,000	149,231
3.88%, 9/10/2024	150,000	155,857
3.90%, 7/15/2025	400,000	419,455
2.95%, 10/1/2026	100,000	98,997
PNC Financial Services Group, Inc. (The)
3.50%, 1/23/2024	180,000	186,423
Investments	Principal Amount	Value
Corporate Bonds (continued)
US Bancorp
Series X, 3.15%, 4/27/2027	$200,000	$204,770
Wells Fargo & Co.
2.50%, 3/4/2021	150,000	149,703
2.63%, 7/22/2022	100,000	99,749
3.30%, 9/9/2024	168,000	171,084
3.55%, 9/29/2025	168,000	172,623
3.00%, 4/22/2026	200,000	197,986
3.00%, 10/23/2026	250,000	247,067
4.75%, 12/7/2046	150,000	162,683
		4,184,955
Beverages — 0.6%
PepsiCo, Inc. 3.00%, 10/15/2027	150,000	151,997
Biotechnology — 4.6%
AbbVie, Inc.
2.30%, 5/14/2021	100,000	99,435
3.20%, 5/14/2026	200,000	197,104
4.45%, 5/14/2046	140,000	131,794
Amgen, Inc.
2.65%, 5/11/2022	200,000	200,075
Biogen, Inc.
4.05%, 9/15/2025	100,000	104,797
Celgene Corp.
4.35%, 11/15/2047	100,000	105,320
4.55%, 2/20/2048	100,000	108,695
Gilead Sciences, Inc.
2.95%, 3/1/2027	150,000	148,901
4.75%, 3/1/2046	150,000	160,558
		1,256,679
Capital Markets — 8.4%
Bank of New York Mellon Corp. (The)
2.60%, 2/7/2022	100,000	100,255
Goldman Sachs Group, Inc. (The)
2.75%, 9/15/2020	150,000	150,259
3.20%, 2/23/2023	190,000	192,083
4.00%, 3/3/2024	105,000	109,325
3.85%, 1/26/2027	250,000	255,331
6.75%, 10/1/2037	200,000	251,527
5.15%, 5/22/2045	100,000	108,899
Morgan Stanley
2.80%, 6/16/2020	300,000	300,471
3.13%, 1/23/2023	200,000	201,895
Series F, 3.88%, 4/29/2024	100,000	104,280
3.13%, 7/27/2026	100,000	99,296
3.63%, 1/20/2027	200,000	203,621
4.30%, 1/27/2045	100,000	105,164

See accompanying notes to the financial statements.

58 :: SPXB S&P 500® BOND ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
State Street Corp.
2.55%, 8/18/2020	$105,000	$105,174
		2,287,580
Chemicals — 1.0%
DowDuPont, Inc.
4.73%, 11/15/2028	150,000	163,787
Sherwin-Williams Co. (The)
2.75%, 6/1/2022	100,000	99,789
		263,576
Communications Equipment — 0.6%
Cisco Systems, Inc. 2.20%, 2/28/2021	150,000	149,465
Consumer Finance — 3.5%
American Express Co.
2.20%, 10/30/2020	250,000	248,647
3.40%, 2/27/2023	100,000	102,379
American Express Credit Corp.
3.30%, 5/3/2027	100,000	103,156
Capital One Financial Corp.
3.30%, 10/30/2024	100,000	100,744
3.80%, 1/31/2028	100,000	99,890
General Motors Financial Co., Inc.
3.20%, 7/6/2021	100,000	99,885
3.45%, 1/14/2022	100,000	100,142
Synchrony Financial
4.50%, 7/23/2025	100,000	102,285
		957,128
Containers & Packaging — 0.3%
International Paper Co. 4.40%, 8/15/2047	100,000	93,667
Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc.
2.75%, 3/15/2023	100,000	100,923
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	200,000	197,993
4.42%, 11/15/2035	400,000	379,442
		678,358
Diversified Telecommunication Services — 8.3%
AT&T, Inc.
2.80%, 2/17/2021	100,000	100,201
3.60%, 2/17/2023	100,000	102,541
3.40%, 5/15/2025	450,000	455,502
5.25%, 3/1/2037	250,000	268,248
4.35%, 6/15/2045	150,000	142,653
Investments	Principal Amount	Value
Corporate Bonds (continued)
Verizon Communications, Inc.
3.50%, 11/1/2024	$100,000	$103,472
5.25%, 3/16/2037	300,000	344,410
4.13%, 8/15/2046	250,000	250,746
4.86%, 8/21/2046	150,000	164,561
4.52%, 9/15/2048	150,000	157,785
4.67%, 3/15/2055	150,000	159,672
		2,249,791
Electric Utilities — 0.8%
Duke Energy Corp.
3.75%, 4/15/2024	100,000	104,099
Southern Co. (The)
3.25%, 7/1/2026	110,000	109,900
		213,999
Energy Equipment & Services — 0.7%
Baker Hughes a GE Co. LLC
3.34%, 12/15/2027	100,000	98,057
Halliburton Co.
5.00%, 11/15/2045	100,000	104,624
		202,681
Entertainment — 0.7%
NBCUniversal Media LLC
4.38%, 4/1/2021	100,000	103,382
Viacom, Inc.
4.38%, 3/15/2043	100,000	92,977
		196,359
Food & Staples Retailing — 2.0%
Kroger Co. (The)
4.45%, 2/1/2047	100,000	93,688
Walgreens Boots Alliance, Inc.
3.45%, 6/1/2026	130,000	128,000
Walmart, Inc.
1.90%, 12/15/2020	100,000	99,485
3.55%, 6/26/2025	200,000	210,120
		531,293
Food Products — 3.1%
Campbell Soup Co.
4.15%, 3/15/2028	100,000	101,223
Conagra Brands, Inc.
5.40%, 11/1/2048	150,000	157,658
General Mills, Inc.
4.20%, 4/17/2028	100,000	105,357
Kraft Heinz Foods Co.
2.80%, 7/2/2020	100,000	100,018
3.50%, 6/6/2022	100,000	101,765
3.00%, 6/1/2026	120,000	113,221

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P 500® BOND ETF SPXB :: 59

Investments	Principal Amount	Value
Corporate Bonds (continued)
Tyson Foods, Inc.
5.10%, 9/28/2048	$150,000	$158,863
		838,105
Health Care Equipment & Supplies — 1.5%
Abbott Laboratories
2.90%, 11/30/2021	100,000	100,907
4.90%, 11/30/2046	110,000	129,196
Medtronic, Inc.
4.63%, 3/15/2045	150,000	173,194
		403,297
Health Care Providers & Services — 4.0%
Anthem, Inc.
3.65%, 12/1/2027	120,000	120,989
CVS Health Corp.
3.35%, 3/9/2021	220,000	222,188
3.70%, 3/9/2023	170,000	173,557
4.10%, 3/25/2025	160,000	165,547
5.05%, 3/25/2048	150,000	152,558
Express Scripts Holding Co.
3.40%, 3/1/2027	100,000	99,333
UnitedHealth Group, Inc.
2.70%, 7/15/2020	150,000	150,336
		1,084,508
Hotels, Restaurants & Leisure — 0.8%
McDonald's Corp.
4.88%, 12/9/2045	100,000	110,060
4.45%, 3/1/2047	100,000	104,648
		214,708
Industrial Conglomerates — 0.7%
General Electric Co.
2.70%, 10/9/2022	100,000	98,912
4.50%, 3/11/2044	100,000	93,768
		192,680
Insurance — 1.0%
American International Group, Inc.
4.20%, 4/1/2028	100,000	103,897
4.75%, 4/1/2048	150,000	156,895
		260,792
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc.
3.88%, 8/22/2037	150,000	160,008
4.25%, 8/22/2057	200,000	218,989
		378,997
Investments	Principal Amount	Value
Corporate Bonds (continued)
IT Services — 1.7%
IBM Credit LLC
2.65%, 2/5/2021	$150,000	$150,437
Visa, Inc.
2.20%, 12/14/2020	150,000	149,728
3.15%, 12/14/2025	150,000	154,372
		454,537
Life Sciences Tools & Services — 0.4%
Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	100,000	101,143
Media — 2.9%
Comcast Corp.
3.00%, 2/1/2024	150,000	151,943
3.15%, 2/15/2028	100,000	99,936
3.90%, 3/1/2038	100,000	101,888
4.00%, 3/1/2048	100,000	99,953
4.70%, 10/15/2048	220,000	244,548
Discovery Communications LLC
2.95%, 3/20/2023	100,000	99,972
		798,240
Multiline Retail — 0.4%
Dollar Tree, Inc. 3.70%, 5/15/2023	100,000	101,919
Oil, Gas & Consumable Fuels — 4.9%
Chevron Corp.
2.36%, 12/5/2022	150,000	149,786
3.19%, 6/24/2023	100,000	102,716
ConocoPhillips Co.
4.95%, 3/15/2026	150,000	168,202
Exxon Mobil Corp.
3.04%, 3/1/2026	248,000	253,185
Kinder Morgan, Inc.
4.30%, 3/1/2028	100,000	103,997
5.20%, 3/1/2048	100,000	104,877
MPLX LP
4.00%, 3/15/2028	150,000	150,254
4.50%, 4/15/2038	100,000	94,971
Phillips 66
4.88%, 11/15/2044	100,000	109,034
Williams Cos., Inc. (The)
3.60%, 3/15/2022	100,000	101,680
		1,338,702

See accompanying notes to the financial statements.

60 :: SPXB S&P 500® BOND ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals — 3.5%
Allergan Funding SCS
3.80%, 3/15/2025	$100,000	$100,642
4.55%, 3/15/2035	280,000	271,647
Eli Lilly & Co.
3.38%, 3/15/2029	100,000	103,645
Johnson & Johnson
3.70%, 3/1/2046	100,000	103,495
Merck & Co., Inc.
2.75%, 2/10/2025	120,000	120,576
Mylan NV
3.95%, 6/15/2026	120,000	112,658
Pfizer, Inc.
7.20%, 3/15/2039	100,000	148,599
		961,262
Road & Rail — 0.4%
CSX Corp. 4.30%, 3/1/2048	100,000	105,214
Semiconductors & Semiconductor Equipment — 3.3%
Applied Materials, Inc.
3.30%, 4/1/2027	100,000	102,105
Broadcom Corp.
3.00%, 1/15/2022	100,000	99,420
3.50%, 1/15/2028	160,000	146,058
Intel Corp.
2.45%, 7/29/2020	300,000	300,082
QUALCOMM, Inc.
3.25%, 5/20/2027	150,000	149,744
4.80%, 5/20/2045	100,000	107,994
		905,403
Software — 5.8%
Microsoft Corp.
1.55%, 8/8/2021	115,000	113,320
2.38%, 2/12/2022	248,000	248,923
2.40%, 8/8/2026	100,000	98,307
3.30%, 2/6/2027	100,000	104,132
4.45%, 11/3/2045	150,000	173,449
4.25%, 2/6/2047	150,000	170,327
Oracle Corp.
2.40%, 9/15/2023	248,000	245,544
2.65%, 7/15/2026	148,000	145,109
3.80%, 11/15/2037	268,000	269,259
		1,568,370
Investments	Principal Amount	Value
Corporate Bonds (continued)
Specialty Retail — 0.9%
Home Depot, Inc. (The)
2.63%, 6/1/2022	$160,000	$161,192
Lowe's Cos., Inc.
4.05%, 5/3/2047	100,000	94,405
		255,597
Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.
2.25%, 2/23/2021	200,000	199,951
2.85%, 5/6/2021	200,000	201,976
2.40%, 5/3/2023	150,000	149,695
3.35%, 2/9/2027	100,000	102,755
2.90%, 9/12/2027	100,000	99,918
3.45%, 2/9/2045	100,000	94,673
4.65%, 2/23/2046	100,000	113,450
3.75%, 11/13/2047	100,000	99,612
Hewlett Packard Enterprise Co.
4.90%, 10/15/2025 (b)	120,000	127,939
		1,189,969
Tobacco — 1.5%
Altria Group, Inc.
4.00%, 1/31/2024	150,000	155,470
4.40%, 2/14/2026	150,000	155,773
Philip Morris International, Inc.
4.25%, 11/10/2044	100,000	100,332
		411,575
Total Corporate Bonds (Cost $25,695,497)		26,756,332
Securities Lending Reinvestments (c) — 0.3%
Investment Companies — 0.3%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $92,250)	92,250	92,250
Short-Term Investments — 0.9%
Repurchase Agreements (d) — 0.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $251,058 (Cost $251,007)	251,007	251,007
Total Investments — 99.7% (Cost $26,038,754)		27,099,589
Other assets less liabilities — 0.3%		69,392
Net Assets — 100.0%		$27,168,981

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P 500® BOND ETF SPXB :: 61

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $88,206, collateralized in the form of cash with a value of $92,250 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of May 31, 2019.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $92,250.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,112,047
Aggregate gross unrealized depreciation	(51,212)
Net unrealized appreciation	$1,060,835
Federal income tax cost	$26,038,754

See accompanying notes to the financial statements.

62 :: SPXB S&P 500® BOND ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Aerospace & Defense — 3.3%
General Dynamics Corp.	458,504	$73,736,613
United Technologies Corp.	597,182	75,424,087
		149,160,700
Banks — 1.7%
People's United Financial, Inc.	4,867,131	74,807,803
Beverages — 5.5%
Brown-Forman Corp., Class B	1,581,863	79,061,513
Coca-Cola Co. (The)	1,734,440	85,213,037
PepsiCo, Inc.	657,939	84,216,192
		248,490,742
Biotechnology — 1.8%
AbbVie, Inc.	1,063,022	81,544,418
Building Products — 1.3%
AO Smith Corp.	1,485,737	60,172,348
Capital Markets — 5.2%
Franklin Resources, Inc.	2,358,740	75,055,107
S&P Global, Inc.	383,584	82,040,946
T. Rowe Price Group, Inc.	777,835	78,670,232
		235,766,285
Chemicals — 9.0%
Air Products & Chemicals, Inc.	425,166	86,559,546
Ecolab, Inc.	453,480	83,481,133
Linde plc	466,275	84,185,951
PPG Industries, Inc.	710,910	74,396,732
Sherwin-Williams Co. (The)	181,603	76,173,378
		404,796,740
Commercial Services & Supplies — 1.9%
Cintas Corp.	391,834	86,920,536
Distributors — 1.7%
Genuine Parts Co.	794,614	78,587,325
Diversified Telecommunication Services — 1.8%
AT&T, Inc.	2,604,902	79,657,903
Electrical Equipment — 1.5%
Emerson Electric Co.	1,142,938	68,850,585
Equity Real Estate Investment Trusts (REITs) — 1.8%
Federal Realty Investment Trust	636,115	83,159,314
Investments	Shares	Value
Common Stocks (continued)
Food & Staples Retailing — 5.3%
Sysco Corp.	1,187,746	$81,740,680
Walgreens Boots Alliance, Inc.	1,571,164	77,521,232
Walmart, Inc.	811,267	82,294,924
		241,556,836
Food Products — 5.4%
Archer-Daniels-Midland Co.	1,958,251	75,040,178
Hormel Foods Corp.	2,130,921	84,150,070
McCormick & Co., Inc. (Non-Voting)	552,733	86,248,458
		245,438,706
Health Care Equipment & Supplies — 5.8%
Abbott Laboratories	1,098,782	83,650,273
Becton Dickinson and Co.	366,679	85,597,546
Medtronic plc	982,577	90,966,979
		260,214,798
Health Care Providers & Services — 1.7%
Cardinal Health, Inc.	1,814,611	76,340,685
Hotels, Restaurants & Leisure — 1.9%
McDonald's Corp.	428,236	84,906,352
Household Durables — 1.5%
Leggett & Platt, Inc.	1,945,494	69,084,492
Household Products — 7.4%
Clorox Co. (The)	544,631	81,046,539
Colgate-Palmolive Co.	1,211,669	84,356,396
Kimberly-Clark Corp.	665,636	85,128,188
Procter & Gamble Co. (The)	810,559	83,414,627
		333,945,750
Industrial Conglomerates — 3.2%
3M Co.	380,945	60,855,964
Roper Technologies, Inc.	238,030	81,863,277
		142,719,241
Insurance — 6.0%
Aflac, Inc.	1,709,617	87,703,352
Chubb Ltd.	603,299	88,123,885
Cincinnati Financial Corp.	961,561	94,463,753
		270,290,990
IT Services — 1.8%
Automatic Data Processing, Inc.	506,650	81,124,798

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P 500® DIVIDEND ARISTOCRATS ETF NOBL :: 63

Investments	Shares	Value
Common Stocks (continued)
Machinery — 8.2%
Caterpillar, Inc.	588,731	$70,535,861
Dover Corp.	856,822	76,608,455
Illinois Tool Works, Inc.	529,458	73,933,515
Pentair plc	2,196,410	76,478,996
Stanley Black & Decker, Inc.	567,089	72,145,063
		369,701,890
Metals & Mining — 1.5%
Nucor Corp.	1,426,429	68,468,592
Multiline Retail — 1.8%
Target Corp.	1,017,737	81,876,942
Multi-Utilities — 1.9%
Consolidated Edison, Inc.	993,198	85,712,987
Oil, Gas & Consumable Fuels — 3.3%
Chevron Corp.	685,275	78,018,559
Exxon Mobil Corp.	1,002,847	70,971,482
		148,990,041
Pharmaceuticals — 1.7%
Johnson & Johnson	597,693	78,387,437
Specialty Retail — 1.5%
Lowe's Cos., Inc.	736,456	68,696,616
Textiles, Apparel & Luxury Goods — 1.7%
Kontoor Brands, Inc.*	1	15
VF Corp.	940,977	77,047,197
		77,047,212
Trading Companies & Distributors — 1.7%
WW Grainger, Inc.	285,199	74,633,726
Total Common Stocks (Cost $4,229,216,634)		4,511,052,790
Investments	Principal Amount	Value
Short-Term Investments — 0.0% (a)
Repurchase Agreements (b) — 0.0% (a)
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,612,051 (Cost $1,611,721)	$1,611,721	$1,611,721
Total Investments — 99.8% (Cost $4,230,828,355)		4,512,664,511
Other assets less liabilities — 0.2%		8,253,018
Net Assets — 100.0%		$4,520,917,529

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$509,153,421
Aggregate gross unrealized depreciation	(230,824,142)
Net unrealized appreciation	$278,329,279
Federal income tax cost	$4,234,335,232

See accompanying notes to the financial statements.

64 :: NOBL S&P 500® DIVIDEND ARISTOCRATS ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.4%
Abbott Laboratories (Health Care Equipment & Supplies)	0.6%	538	$40,958
AbbVie, Inc. (Biotechnology)	0.5%	451	34,596
Accenture plc, Class A (IT Services)	0.5%	195	34,724
Adobe, Inc.* (Software)	0.6%	149	40,364
Alphabet, Inc., Class A* (Interactive Media & Services)	1.5%	92	101,798
Alphabet, Inc., Class C* (Interactive Media & Services)	1.5%	94	103,741
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.3%	126	223,659
Amgen, Inc. (Biotechnology)	0.5%	191	31,840
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3.6%	1,372	240,196
AT&T, Inc. (Diversified Telecommunication Services)	1.0%	2,231	68,224
Bank of America Corp. (Banks)	1.1%	2,750	73,150
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.7%	595	117,465
Boeing Co. (The) (Aerospace & Defense)	0.8%	161	54,999
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	122	30,700
Cisco Systems, Inc. (Communications Equipment)	1.0%	1,348	70,136
Citigroup, Inc. (Banks)	0.7%	720	44,748
Coca-Cola Co. (The) (Beverages)	0.9%	1,178	57,875
Comcast Corp., Class A (Media)	0.8%	1,383	56,703
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	135	32,343
Eli Lilly & Co. (Pharmaceuticals)	0.5%	265	30,724
Facebook, Inc., Class A* (Interactive Media & Services)	1.9%	731	129,731
Home Depot, Inc. (The) (Specialty Retail)	1.0%	346	65,688
Honeywell International, Inc. (Industrial Conglomerates)	0.5%	223	36,641
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.9%	1,377	60,643
International Business Machines Corp. (IT Services)	0.5%	273	34,668
Johnson & Johnson (Pharmaceuticals)	1.6%	815	106,887
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
JPMorgan Chase & Co. (Banks)	1.6%	1,003	$106,278
Linde plc (Chemicals)	0.5%	169	30,513
Mastercard, Inc., Class A (IT Services)	1.0%	276	69,411
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.7%	234	46,395
Medtronic plc (Health Care Equipment & Supplies)	0.6%	411	38,050
Merck & Co., Inc. (Pharmaceuticals)	0.9%	790	62,576
Microsoft Corp. (Software)	4.3%	2,349	290,524
Netflix, Inc.* (Entertainment)	0.7%	134	46,000
Oracle Corp. (Software)	0.6%	780	39,468
PayPal Holdings, Inc.* (IT Services)	0.6%	359	39,400
PepsiCo, Inc. (Beverages)	0.8%	431	55,168
Pfizer, Inc. (Pharmaceuticals)	1.1%	1,699	70,543
Philip Morris International, Inc. (Tobacco)	0.5%	476	36,714
Procter & Gamble Co. (The) (Household Products)	1.2%	766	78,829
salesforce.com, Inc.* (Software)	0.5%	234	35,430
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.5%	123	32,838
Union Pacific Corp. (Road & Rail)	0.5%	221	36,858
United Technologies Corp. (Aerospace & Defense)	0.5%	249	31,449
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.1%	294	71,089
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.0%	1,265	68,753
Visa, Inc., Class A (IT Services)	1.3%	536	86,473
Walmart, Inc. (Food & Staples Retailing)	0.7%	436	44,228
Walt Disney Co. (The) (Entertainment)	1.1%	578	76,319
Wells Fargo & Co. (Banks)	0.8%	1,253	55,595
Other Common Stocks (a)	47.8%	48,052	3,209,950
Total Common Stocks (Cost $7,226,330)			6,682,052

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P 500® EX-ENERGY ETF SPXE :: 65

	Principal Amount	Value
Short-Term Investments — 0.4%
Repurchase Agreements (b) — 0.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $24,722 (Cost $24,716)	$24,716	$24,716
Total Investments — 99.8% (Cost $7,251,046)		6,706,768
Other assets less liabilities — 0.2%		10,295
Net Assets — 100.0%		$6,717,063

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $936, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $1,077.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$246,603
Aggregate gross unrealized depreciation	(799,327)
Net unrealized depreciation	$(552,724)
Federal income tax cost	$7,259,492

S&P 500® Ex-Energy ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	2.7%
Air Freight & Logistics	0.6%
Airlines	0.4%
Auto Components	0.1%
Automobiles	0.4%
Banks	5.8%
Beverages	2.0%
Biotechnology	2.3%
Building Products	0.3%
Capital Markets	2.8%
Chemicals	2.0%
Commercial Services & Supplies	0.5%
Communications Equipment	1.3%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.8%
Containers & Packaging	0.3%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.8%
Diversified Telecommunication Services	2.1%
Electric Utilities	2.1%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.5%
Entertainment	2.2%
Equity Real Estate Investment Trusts (REITs)	3.3%
Food & Staples Retailing	1.6%
Food Products	1.2%
Gas Utilities	0.1%
Health Care Equipment & Supplies	3.6%

See accompanying notes to the financial statements.

66 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Health Care Providers & Services	2.9%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.0%
Household Durables	0.3%
Household Products	1.8%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.5%
Insurance	2.6%
Interactive Media & Services	5.1%
Internet & Direct Marketing Retail	3.9%
IT Services	5.6%
Leisure Products	0.1%
Life Sciences Tools & Services	1.1%
Machinery	1.6%
Media	1.5%
Metals & Mining	0.3%
Multiline Retail	0.5%
Multi-Utilities	1.2%
Personal Products	0.2%
Pharmaceuticals	4.8%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	3.7%
Software	7.0%
Specialty Retail	2.4%
Technology Hardware, Storage & Peripherals	4.0%
Textiles, Apparel & Luxury Goods	0.7%
Tobacco	1.0%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.6%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P 500® EX-ENERGY ETF SPXE :: 67

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.4%
Abbott Laboratories (Health Care Equipment & Supplies)	0.7%	181	$13,779
AbbVie, Inc. (Biotechnology)	0.6%	152	11,660
Accenture plc, Class A (IT Services)	0.6%	66	11,753
Adobe, Inc.* (Software)	0.7%	50	13,545
Alphabet, Inc., Class A* (Interactive Media & Services)	1.7%	31	34,301
Alphabet, Inc., Class C* (Interactive Media & Services)	1.8%	32	35,316
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.7%	42	74,553
Amgen, Inc. (Biotechnology)	0.5%	64	10,669
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.1%	461	80,707
AT&T, Inc. (Diversified Telecommunication Services)	1.2%	750	22,935
Boeing Co. (The) (Aerospace & Defense)	0.9%	54	18,447
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	41	10,317
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.1%	196	22,315
Cisco Systems, Inc. (Communications Equipment)	1.2%	453	23,570
Coca-Cola Co. (The) (Beverages)	1.0%	396	19,455
Comcast Corp., Class A (Media)	1.0%	465	19,065
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	45	10,781
Eli Lilly & Co. (Pharmaceuticals)	0.5%	89	10,319
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.5%	436	30,856
Facebook, Inc., Class A* (Interactive Media & Services)	2.2%	246	43,658
Home Depot, Inc. (The) (Specialty Retail)	1.1%	116	22,023
Honeywell International, Inc. (Industrial Conglomerates)	0.6%	75	12,323
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.0%	463	20,390
International Business Machines Corp. (IT Services)	0.6%	92	11,683
Johnson & Johnson (Pharmaceuticals)	1.8%	274	35,935
Linde plc (Chemicals)	0.5%	57	10,291
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Mastercard, Inc., Class A (IT Services)	1.2%	93	$23,389
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.8%	79	15,663
Medtronic plc (Health Care Equipment & Supplies)	0.6%	138	12,776
Merck & Co., Inc. (Pharmaceuticals)	1.1%	266	21,070
Microsoft Corp. (Software)	4.9%	790	97,707
Netflix, Inc.* (Entertainment)	0.8%	45	15,448
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	130	10,028
Oracle Corp. (Software)	0.7%	262	13,257
PayPal Holdings, Inc.* (IT Services)	0.7%	121	13,280
PepsiCo, Inc. (Beverages)	0.9%	145	18,560
Pfizer, Inc. (Pharmaceuticals)	1.2%	572	23,749
Philip Morris International, Inc. (Tobacco)	0.6%	160	12,341
Procter & Gamble Co. (The) (Household Products)	1.4%	258	26,551
salesforce.com, Inc.* (Software)	0.6%	79	11,961
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	128	9,736
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	97	10,118
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.6%	41	10,946
Union Pacific Corp. (Road & Rail)	0.6%	74	12,342
United Technologies Corp. (Aerospace & Defense)	0.5%	83	10,483
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.2%	99	23,938
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.2%	425	23,099
Visa, Inc., Class A (IT Services)	1.4%	180	29,039
Walmart, Inc. (Food & Staples Retailing)	0.7%	147	14,912
Walt Disney Co. (The) (Entertainment)	1.3%	196	25,880
Other Common Stocks (a)	43.3%	13,800	861,456
Total Common Stocks (Cost $1,888,807)			1,978,375

See accompanying notes to the financial statements.

68 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 0.4%
Repurchase Agreements (b) — 0.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $7,533 (Cost $7,532)	$7,532	$7,532
Total Investments — 99.8% (Cost $1,896,339)		1,985,907
Other assets less liabilities — 0.2%		3,750
Net Assets — 100.0%		$1,989,657

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $315, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $364.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$221,658
Aggregate gross unrealized depreciation	(136,868)
Net unrealized appreciation	$84,790
Federal income tax cost	$1,901,117

S&P 500® Ex-Financials ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	3.1%
Air Freight & Logistics	0.6%
Airlines	0.5%
Auto Components	0.1%
Automobiles	0.4%
Beverages	2.3%
Biotechnology	2.6%
Building Products	0.3%
Chemicals	2.3%
Commercial Services & Supplies	0.5%
Communications Equipment	1.5%
Construction & Engineering	0.1%
Construction Materials	0.2%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Telecommunication Services	2.4%
Electric Utilities	2.4%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	0.5%
Entertainment	2.5%
Food & Staples Retailing	1.8%
Food Products	1.4%
Gas Utilities	0.1%
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	3.3%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.3%
Household Durables	0.4%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P 500® EX-FINANCIALS ETF SPXN :: 69

Household Products	2.1%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.7%
Interactive Media & Services	5.9%
Internet & Direct Marketing Retail	4.4%
IT Services	6.4%
Leisure Products	0.1%
Life Sciences Tools & Services	1.2%
Machinery	1.8%
Media	1.8%
Metals & Mining	0.3%
Multiline Retail	0.6%
Multi-Utilities	1.3%
Oil, Gas & Consumable Fuels	5.3%
Personal Products	0.2%
Pharmaceuticals	5.5%
Professional Services	0.4%
Road & Rail	1.3%
Semiconductors & Semiconductor Equipment	4.2%
Software	8.0%
Specialty Retail	2.8%
Technology Hardware, Storage & Peripherals	4.5%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	1.1%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.6%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

70 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.5%
3M Co. (Industrial Conglomerates)	0.5%	42	$6,710
Accenture plc, Class A (IT Services)	0.6%	46	8,191
Adobe, Inc.* (Software)	0.6%	35	9,482
Alphabet, Inc., Class A* (Interactive Media & Services)	1.7%	22	24,343
Alphabet, Inc., Class C* (Interactive Media & Services)	1.7%	22	24,280
Altria Group, Inc. (Tobacco)	0.5%	136	6,672
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.7%	30	53,252
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	0.5%	32	6,681
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.0%	326	57,073
AT&T, Inc. (Diversified Telecommunication Services)	1.1%	532	16,269
Bank of America Corp. (Banks)	1.2%	655	17,423
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	2.0%	141	27,836
Boeing Co. (The) (Aerospace & Defense)	0.9%	38	12,981
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	29	7,297
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.1%	138	15,711
Cisco Systems, Inc. (Communications Equipment)	1.2%	321	16,702
Citigroup, Inc. (Banks)	0.7%	171	10,628
Coca-Cola Co. (The) (Beverages)	1.0%	281	13,805
Comcast Corp., Class A (Media)	0.9%	329	13,489
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	32	7,666
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.5%	308	21,797
Facebook, Inc., Class A* (Interactive Media & Services)	2.1%	173	30,702
Home Depot, Inc. (The) (Specialty Retail)	1.1%	82	15,568
Honeywell International, Inc. (Industrial Conglomerates)	0.6%	53	8,709
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.0%	328	14,445
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
International Business Machines Corp. (IT Services)	0.6%	65	$8,254
JPMorgan Chase & Co. (Banks)	1.8%	238	25,218
Linde plc (Chemicals)	0.5%	40	7,222
Lockheed Martin Corp. (Aerospace & Defense)	0.4%	18	6,094
Mastercard, Inc., Class A (IT Services)	1.1%	66	16,598
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.8%	56	11,103
Microsoft Corp. (Software)	4.8%	559	69,136
Netflix, Inc.* (Entertainment)	0.8%	32	10,985
NextEra Energy, Inc. (Electric Utilities)	0.5%	35	6,937
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	92	7,097
Oracle Corp. (Software)	0.6%	185	9,361
PayPal Holdings, Inc.* (IT Services)	0.6%	85	9,329
PepsiCo, Inc. (Beverages)	0.9%	102	13,056
Philip Morris International, Inc. (Tobacco)	0.6%	113	8,716
Procter & Gamble Co. (The) (Household Products)	1.3%	182	18,730
salesforce.com, Inc.* (Software)	0.6%	56	8,479
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	90	6,845
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	68	7,093
Union Pacific Corp. (Road & Rail)	0.6%	53	8,839
United Technologies Corp. (Aerospace & Defense)	0.5%	59	7,452
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.1%	301	16,359
Visa, Inc., Class A (IT Services)	1.4%	127	20,489
Walmart, Inc. (Food & Staples Retailing)	0.7%	104	10,550
Walt Disney Co. (The) (Entertainment)	1.1%	117	15,448
Wells Fargo & Co. (Banks)	0.9%	299	13,267
Other Common Stocks (a)	44.6%	10,962	641,396
Total Common Stocks (Cost $1,351,044)			1,431,765

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 71

	Principal Amount	Value
Short-Term Investments — 0.3%
Repurchase Agreements (b) — 0.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $4,952 (Cost $4,951)	$4,951	$4,951
Total Investments — 99.8% (Cost $1,355,995)		1,436,716
Other assets less liabilities — 0.2%		2,556
Net Assets — 100.0%		$1,439,272

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $236, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $273.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$194,529
Aggregate gross unrealized depreciation	(116,227)
Net unrealized appreciation	$78,302
Federal income tax cost	$1,358,414
S&P 500® Ex-Health Care ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2019:
Aerospace & Defense	3.1%
Air Freight & Logistics	0.6%
Airlines	0.5%
Auto Components	0.1%
Automobiles	0.4%
Banks	6.4%
Beverages	2.2%
Building Products	0.3%
Capital Markets	3.1%
Chemicals	2.2%
Commercial Services & Supplies	0.5%
Communications Equipment	1.4%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.8%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	2.0%
Diversified Telecommunication Services	2.3%
Electric Utilities	2.4%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	0.5%
Entertainment	2.3%
Equity Real Estate Investment Trusts (REITs)	3.6%
Food & Staples Retailing	1.7%
Food Products	1.4%
Gas Utilities	0.1%
Hotels, Restaurants & Leisure	2.3%

See accompanying notes to the financial statements.

72 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Household Durables	0.4%
Household Products	2.0%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.7%
Insurance	2.9%
Interactive Media & Services	5.7%
Internet & Direct Marketing Retail	4.3%
IT Services	6.2%
Leisure Products	0.1%
Machinery	1.8%
Media	1.7%
Metals & Mining	0.3%
Multiline Retail	0.6%
Multi-Utilities	1.3%
Oil, Gas & Consumable Fuels	5.2%
Personal Products	0.2%
Professional Services	0.4%
Real Estate Management & Development	0.1%
Road & Rail	1.3%
Semiconductors & Semiconductor Equipment	4.1%
Software	7.8%
Specialty Retail	2.7%
Technology Hardware, Storage & Peripherals	4.4%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	1.1%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 73

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.5%
3M Co. (Industrial Conglomerates)	0.5%	99	$15,815
Abbott Laboratories (Health Care Equipment & Supplies)	0.7%	302	22,991
AbbVie, Inc. (Biotechnology)	0.6%	253	19,408
Alphabet, Inc., Class A* (Interactive Media & Services)	1.8%	51	56,432
Alphabet, Inc., Class C* (Interactive Media & Services)	1.9%	53	58,492
Altria Group, Inc. (Tobacco)	0.5%	323	15,846
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	4.0%	71	126,030
American Express Co. (Consumer Finance)	0.5%	119	13,650
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	0.5%	76	15,866
Amgen, Inc. (Biotechnology)	0.6%	107	17,837
AT&T, Inc. (Diversified Telecommunication Services)	1.2%	1,254	38,347
Bank of America Corp. (Banks)	1.3%	1,546	41,124
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	2.1%	335	66,136
Boeing Co. (The) (Aerospace & Defense)	1.0%	90	30,745
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.2%	326	37,115
Citigroup, Inc. (Banks)	0.8%	405	25,171
Coca-Cola Co. (The) (Beverages)	1.0%	662	32,524
Comcast Corp., Class A (Media)	1.0%	778	31,898
Costco Wholesale Corp. (Food & Staples Retailing)	0.6%	76	18,208
Danaher Corp. (Health Care Equipment & Supplies)	0.5%	108	14,257
Eli Lilly & Co. (Pharmaceuticals)	0.5%	148	17,159
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.7%	729	51,591
Facebook, Inc., Class A* (Interactive Media & Services)	2.3%	411	72,940
General Electric Co. (Industrial Conglomerates)	0.5%	1,498	14,141
Gilead Sciences, Inc. (Biotechnology)	0.4%	219	13,633
Home Depot, Inc. (The) (Specialty Retail)	1.2%	194	36,831
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Honeywell International, Inc. (Industrial Conglomerates)	0.7%	125	$20,539
Johnson & Johnson (Pharmaceuticals)	1.9%	458	60,067
JPMorgan Chase & Co. (Banks)	1.9%	563	59,655
Linde plc (Chemicals)	0.5%	95	17,152
Lockheed Martin Corp. (Aerospace & Defense)	0.5%	42	14,219
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.8%	131	25,973
Medtronic plc (Health Care Equipment & Supplies)	0.7%	230	21,293
Merck & Co., Inc. (Pharmaceuticals)	1.1%	444	35,169
Netflix, Inc.* (Entertainment)	0.8%	75	25,746
NextEra Energy, Inc. (Electric Utilities)	0.5%	82	16,253
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	216	16,662
PepsiCo, Inc. (Beverages)	1.0%	241	30,848
Pfizer, Inc. (Pharmaceuticals)	1.3%	956	39,693
Philip Morris International, Inc. (Tobacco)	0.7%	267	20,594
Procter & Gamble Co. (The) (Household Products)	1.4%	431	44,354
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	214	16,277
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.6%	69	18,422
Union Pacific Corp. (Road & Rail)	0.7%	124	20,681
United Technologies Corp. (Aerospace & Defense)	0.6%	139	17,556
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.3%	165	39,897
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.2%	711	38,643
Walmart, Inc. (Food & Staples Retailing)	0.8%	245	24,853
Walt Disney Co. (The) (Entertainment)	1.3%	307	40,536
Wells Fargo & Co. (Banks)	1.0%	704	31,236
Other Common Stocks (a)	48.3%	23,285	1,509,603
Total Common Stocks (Cost $3,204,439)			3,110,108

See accompanying notes to the financial statements.

74 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 0.3%
Repurchase Agreements (b) — 0.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $9,584 (Cost $9,583)	$9,583	$9,583
Total Investments — 99.8% (Cost $3,214,022)		3,119,691
Other assets less liabilities — 0.2%		5,857
Net Assets — 100.0%		$3,125,548

*  Non-income producing security.

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $532, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $614.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$176,506
Aggregate gross unrealized depreciation	(288,368)
Net unrealized depreciation	$(111,862)
Federal income tax cost	$3,231,553

S&P 500® Ex-Technology ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	3.3%
Air Freight & Logistics	0.7%
Airlines	0.5%
Auto Components	0.1%
Automobiles	0.5%
Banks	6.9%
Beverages	2.4%
Biotechnology	2.8%
Building Products	0.4%
Capital Markets	3.4%
Chemicals	2.4%
Commercial Services & Supplies	0.5%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.9%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	2.1%
Diversified Telecommunication Services	2.5%
Electric Utilities	2.6%
Electrical Equipment	0.6%
Energy Equipment & Services	0.6%
Entertainment	2.6%
Equity Real Estate Investment Trusts (REITs)	3.9%
Food & Staples Retailing	1.9%
Food Products	1.5%
Gas Utilities	0.1%
Health Care Equipment & Supplies	4.4%
Health Care Providers & Services	3.5%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 75

Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.4%
Household Durables	0.4%
Household Products	2.2%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.8%
Insurance	3.2%
Interactive Media & Services	6.2%
Internet & Direct Marketing Retail	4.7%
Leisure Products	0.1%
Life Sciences Tools & Services	1.3%
Machinery	1.9%
Media	1.9%
Metals & Mining	0.3%
Multiline Retail	0.6%
Multi-Utilities	1.4%
Oil, Gas & Consumable Fuels	5.7%
Personal Products	0.2%
Pharmaceuticals	5.9%
Professional Services	0.4%
Real Estate Management & Development	0.1%
Road & Rail	1.4%
Specialty Retail	2.9%
Textiles, Apparel & Luxury Goods	0.9%
Tobacco	1.2%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

76 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Banks — 11.0%
Bank OZK	381,562	$11,027,142
Commerce Bancshares, Inc.	207,786	11,912,371
Cullen/Frost Bankers, Inc.	119,699	10,924,928
Prosperity Bancshares, Inc.	171,827	11,136,108
UMB Financial Corp.	184,177	11,371,088
United Bankshares, Inc.	319,688	11,438,437
		67,810,074
Capital Markets — 5.7%
Eaton Vance Corp.	292,954	11,196,702
FactSet Research Systems, Inc.	46,479	12,930,458
SEI Investments Co.	215,744	10,841,136
		34,968,296
Chemicals — 1.8%
RPM International, Inc.	201,867	10,803,922
Commercial Services & Supplies — 3.8%
Healthcare Services Group, Inc.	364,834	11,532,403
MSA Safety, Inc.	116,449	11,572,701
		23,105,104
Containers & Packaging — 6.2%
AptarGroup, Inc.	112,676	12,762,811
Bemis Co., Inc.	220,537	12,868,334
Sonoco Products Co.	202,334	12,510,311
		38,141,456
Electrical Equipment — 1.6%
nVent Electric plc	439,746	10,140,543
Equity Real Estate Investment Trusts (REITs) — 5.9%
National Retail Properties, Inc.	240,978	12,899,552
Omega Healthcare Investors, Inc.	345,429	12,304,181
Tanger Factory Outlet Centers, Inc.	655,782	11,122,063
		36,325,796
Food & Staples Retailing — 2.0%
Casey's General Stores, Inc.	93,252	12,036,968
Food Products — 6.0%
Flowers Foods, Inc.	578,128	12,932,723
Lancaster Colony Corp.	81,155	11,672,524
Tootsie Roll Industries, Inc. (a)	317,889	12,067,072
		36,672,319
Investments	Shares	Value
Common Stocks (continued)
Gas Utilities — 7.7%
National Fuel Gas Co.	205,514	$10,955,951
New Jersey Resources Corp.	254,846	12,092,443
ONE Gas, Inc.	143,243	12,542,357
UGI Corp.	233,184	12,034,626
		47,625,377
Health Care Equipment & Supplies — 2.0%
West Pharmaceutical Services, Inc.	107,644	12,336,002
Hotels, Restaurants & Leisure — 2.0%
Cracker Barrel Old Country Store, Inc.	77,770	12,216,889
Industrial Conglomerates — 2.1%
Carlisle Cos., Inc.	96,555	12,871,747
Insurance — 10.8%
Brown & Brown, Inc.	392,801	12,400,728
Mercury General Corp.	241,263	13,908,812
Old Republic International Corp.	588,551	12,977,549
RenaissanceRe Holdings Ltd.	81,758	14,261,865
WR Berkley Corp.	212,048	13,189,386
		66,738,340
Leisure Products — 1.6%
Polaris Industries, Inc.	126,860	10,133,577
Machinery — 8.8%
Donaldson Co., Inc.	231,232	10,971,959
Graco, Inc.	232,488	10,978,083
Lincoln Electric Holdings, Inc.	142,111	10,791,909
Nordson Corp.	83,726	10,517,660
Toro Co. (The)	165,473	10,782,221
		54,041,832
Media — 3.6%
John Wiley & Sons, Inc., Class A	264,525	11,051,854
Meredith Corp. (a)	213,105	11,032,446
		22,084,300
Metals & Mining — 2.0%
Royal Gold, Inc.	142,867	12,570,867
Multi-Utilities — 4.1%
Black Hills Corp.	174,288	13,280,746
MDU Resources Group, Inc.	484,978	11,969,257
		25,250,003

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF REGL :: 77

Investments	Shares	Value
Common Stocks (continued)
Personal Products — 1.9%
Nu Skin Enterprises, Inc., Class A	255,473	$11,928,034
Software — 1.6%
CDK Global, Inc.	200,011	9,680,532
Specialty Retail — 2.0%
Aaron's, Inc.	234,329	12,480,363
Trading Companies & Distributors — 1.7%
MSC Industrial Direct Co., Inc., Class A	149,516	10,564,801
Water Utilities — 2.1%
Aqua America, Inc.	327,719	12,958,009
Wireless Telecommunication Services — 1.8%
Telephone & Data Systems, Inc.	380,624	10,965,778
Total Common Stocks (Cost $601,241,226)		614,450,929
Securities Lending Reinvestments (b) — 2.2%
Investment Companies — 2.2%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $13,343,945)	13,343,945	13,343,945
	Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $721,246 (Cost $721,098)	$721,098	721,098
Total Investments — 102.1% (Cost $615,306,269)		628,515,972
Liabilities in excess of other assets — (2.1%)		(12,688,454)
Net Assets — 100.0%		$615,827,518

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $12,897,001, collateralized in the form of cash with a value of $13,343,945 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $13,343,945.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,283,372
Aggregate gross unrealized depreciation	(34,556,062)
Net unrealized appreciation	$11,727,310
Federal income tax cost	$616,788,662

See accompanying notes to the financial statements.

78 :: REGL S&P MIDCAP 400® DIVIDEND ARISTOCRATS ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Foreign Government Securities — 75.1%
Abu Dhabi Government Bond
2.50%, 10/11/2022 (a)	$200,000	$200,072
Arab Republic of Egypt
5.75%, 4/29/2020 (a)	100,000	101,258
Argentina Government International Bond
6.88%, 4/22/2021	150,000	124,125
Brazilian Government International Bond
2.63%, 1/5/2023	200,000	195,000
Chile Government International Bond
3.25%, 9/14/2021	100,000	102,000
Colombia Government International Bond
2.63%, 3/15/2023	200,000	195,752
Croatia Government International Bond
5.50%, 4/4/2023 (a)	200,000	216,740
Export-Import Bank of China (The)
2.63%, 3/14/2022 (a)	340,000	339,150
Hungary Government International Bond
6.38%, 3/29/2021	150,000	159,600
5.38%, 2/21/2023	50,000	54,247
Indonesia Government International Bond
5.88%, 3/13/2020 (a)	170,000	174,126
3.38%, 4/15/2023 (a)	200,000	200,389
Kingdom of Bahrain
6.13%, 7/5/2022 (a)	200,000	208,140
Kingdom of Saudi Arabia
2.38%, 10/26/2021 (a)	200,000	197,500
Lithuania Government International Bond
6.13%, 3/9/2021 (a)	150,000	158,661
Mexico Government International Bond
3.50%, 1/21/2021	66,000	66,693
3.63%, 3/15/2022	82,000	83,435
4.00%, 10/2/2023	70,000	72,345
Oman Government Bond
3.63%, 6/15/2021 (a)	200,000	195,000
Perusahaan Penerbit SBSN Indonesia III
3.40%, 3/29/2022 (a)	200,000	200,740
Philippine Government International Bond
6.50%, 1/20/2020	170,000	173,825
Investments	Principal Amount	Value
Foreign Government Securities (continued)
Poland Government International Bond
6.38%, 7/15/2019	$140,000	$140,577
4.00%, 1/22/2024	100,000	105,536
Provincia de Cordoba
7.13%, 6/10/2021 (a)	150,000	125,250
Qatar Government International Bond
3.88%, 4/23/2023 (a)	200,000	207,500
Republic of Ecuador
10.75%, 3/28/2022 (a)	200,000	222,000
Republic of Lebanon
6.15%, 6/19/2020	45,000	43,358
8.25%, 4/12/2021 (a)	100,000	94,758
6.25%, 5/27/2022	150,000	128,805
Republic of Turkey
5.63%, 3/30/2021	200,000	196,739
Romania Government International Bond
4.38%, 8/22/2023 (a)	80,000	83,187
Russian Foreign Bond
5.00%, 4/29/2020 (a)	100,000	101,900
South Africa Government International Bond
5.88%, 5/30/2022	100,000	106,250
4.67%, 1/17/2024	100,000	101,625
Sri Lanka Government International Bond
5.88%, 7/25/2022 (a)	200,000	196,807
Turkey Government International Bond
5.13%, 3/25/2022	200,000	189,500
Ukraine Government International Bond
7.75%, 9/1/2021 (a)	100,000	100,208
7.75%, 9/1/2023 (a)	100,000	97,578
Total Foreign Government Securities (Cost $5,720,601)		5,660,376
Corporate Bonds — 23.2%
Banks — 10.5%
Banco do Brasil SA
3.88%, 10/10/2022	200,000	199,502
China Development Bank
2.13%, 6/1/2021 (a)	200,000	197,939
QNB Finance Ltd.
2.13%, 9/7/2021 (a)	200,000	195,721
Sberbank of Russia
5.18%, 6/28/2019 (a)	200,000	200,241
		793,403

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: 79

Investments	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services — 4.1%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 7/12/2020 (a)	$100,000	$102,600
Gazprom OAO
6.00%, 1/23/2021 (a)	200,000	208,313
		310,913
Oil, Gas & Consumable Fuels — 8.6%
Petrobras Global Finance BV
6.13%, 1/17/2022	80,000	85,220
Petroleos Mexicanos
4.88%, 1/24/2022	140,000	141,806
3.50%, 1/30/2023	220,000	211,552
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 9/29/2021 (a)	214,000	209,825
		648,403
Total Corporate Bonds (Cost $1,747,287)		1,752,719
Short-Term Investments — 0.6%
Repurchase Agreements (b) — 0.6%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $45,280 (Cost $45,271)	45,271	45,271
Total Investments — 98.9% (Cost $7,513,159)		7,458,366
Other assets less liabilities — 1.1%		82,507
Net Assets — 100.0%		$7,540,873

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$66,272
Aggregate gross unrealized depreciation	(121,065)
Net unrealized depreciation	$(54,793)
Federal income tax cost	$7,513,159

Short Term USD Emerging Markets Bond ETF invested, as a percentage of net assets, in the following countries as of May 31, 2019:

China	9.9%
Brazil	7.7%
Mexico	7.6%
Indonesia	7.6%
Russia	6.8%
Qatar	5.4%
Turkey	5.1%
Lebanon	3.5%
Argentina	3.3%
Poland	3.3%
Ecuador	2.9%
Croatia	2.9%
Hungary	2.8%
Bahrain	2.8%
South Africa	2.8%
United Arab Emirates	2.7%

See accompanying notes to the financial statements.

80 :: EMSH SHORT TERM USD EMERGING MARKETS BOND ETF :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Ukraine	2.6%
Saudi Arabia	2.6%
Sri Lanka	2.6%
Colombia	2.6%
Oman	2.6%
Philippines	2.3%
Lithuania	2.1%
Chile	1.4%
Egypt	1.3%
Romania	1.1%
Other[1]	1.7%
100.0%

1  Includes any non fixed-income securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: 81

STATEMENTS OF ASSETS AND LIABILITIES

82 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	CDS Short North American HY Credit ETF	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF		Equities for Rising Rates ETF	Global Listed Private Equity ETF		Hedge Replication ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$6,116,956	$2,740,360	$90,266,107		$4,852,715	$19,944,553		$30,098,019
Securities, at value(a)	—	—	98,738,620		3,768,326	18,708,541		26,308,541
Repurchase Agreements, at value	6,116,956	2,740,360	203,394		11,718	80,561		3,734,356
Cash	—	509,467	—		—	—		162
Foreign cash	—	—	79,988	†	—	1,706	††	—
Segregated cash balances with brokers for futures contracts	—	—	—		—	—		35,200
Segregated cash balances with custodian for swap agreements	—	3,910,000	—		—	—		1,155,000
Segregated cash balance with brokers for centrally cleared swap agreements	217,180	—	—		—	—		—
Dividends and interest receivable	409	183	367,777		8,866	23,640		6,170
Receivable for security lending income	—	—	—		—	—		—
Receivable for investments sold	—	—	—		—	—		—
Due from counterparty	8,884	—	—		—	—		—
Receivable for capital shares issued	—	—	—		—	—		—
Receivable from Advisor	5,651	—	—		—	2,161		—
Reclaims receivable	—	—	17,076		—	26,008		—
Receivable for variation margin on centrally cleared swap agreements	31,764	—	—		—	—		—
Unrealized appreciation on non-exchange traded swap agreements	—	51,591	—		—	—		667,636
Unrealized appreciation on forward foreign currency contracts	—	—	—		—	—		—
Prepaid expenses	5,421	109	—		—	5,595		5,447
Total Assets	6,386,265	7,211,710	99,406,855		3,788,910	18,848,212		31,912,512
LIABILITIES:
Cash overdraft	494	—	—		—	8		—
Payable for investments purchased	—	—	—		—	—		—
Payable for capital shares redeemed	—	—	—		—	—		—
Payable for cash collateral received from securities loaned	—	—	—		—	—		—
Advisory fees payable	—	2,987	38,032		1,265	—		12,382
Management Services fees payable	—	—	—		—	—		2,751
Custodian fees payable	378	—	—		—	800		5,717
Administration fees payable	6,200	—	—		—	12,420		12,852
Trustee fees payable	56	47	832		48	172		315
Compliance services fees payable	22	25	174		42	79		184
Listing, Data and related fees payable	—	—	—		—	6,205		16,917
Professional fees payable	8,898	9	150		10	9,522		8,213
Payable for variation margin on futures contracts	—	—	—		—	—		7,300
Unrealized depreciation on non-exchange traded swap agreements	—	1,275,724	—		—	—		947
Due to counterparty	—	—	—		—	—		14
Other liabilities	522	—	—		—	1,135		2,436
Total Liabilities	16,570	1,278,792	39,188		1,365	30,341		70,028
NET ASSETS	$6,369,695	$5,932,918	$99,367,667		$3,787,545	$18,817,871		$31,842,484
NET ASSETS CONSIST OF:
Paid in Capital	$7,155,350	$7,747,776	$93,737,042		$5,646,131	$22,146,505		$31,281,774
Distributable earnings (loss) (Note 16)	(785,655)	(1,814,858)	5,630,625		(1,858,586)	(3,328,634)		560,710
NET ASSETS	$6,369,695	$5,932,918	$99,367,667		$3,787,545	$18,817,871		$31,842,484
Shares (unlimited number of shares authorized, no par value)	200,001	150,001	2,260,001		100,001	560,001		715,000
Net Asset Value	$31.85	$39.55	$43.97		$37.88	$33.60		$44.53
(a) Includes securities on loan valued at:	$—	$—	$—		$—	$—		$345

†  Cost of $80,044.

††  Cost of $1,716.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 83

	High Yield- Interest Rate Hedged	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(1)	Large Cap Core Plus	Long Online/ Short Stores ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$126,508,703	$6,881,979	$282,554,343	$14,131,673	$761,562,685	$50,721,345
Securities, at value(a)	121,615,638	6,647,015	287,262,409	2,993,877	724,605,713	46,744,810
Repurchase Agreements, at value	1,481,174	800,996	2,894,116	11,131,673	10,949,422	1,061,578
Cash	3,523	157	54,500	2,249,476	—	—
Foreign cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	705,373	—	4,150,785	—	—	—
Segregated cash balances with custodian for swap agreements	—	2,403,600	—	—	4,772,005	906,621
Segregated cash balance with brokers for centrally cleared swap agreements	—	—	—	—	—	—
Dividends and interest receivable	2,178,766	18,295	3,045,136	745	1,472,286	8,005
Receivable for security lending income	—	—	2,056	—	19	8,172
Receivable for investments sold	356,346	—	—	13,773,248	—	1,521,240
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	11,376	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	214,872	—	—	15,463,185	4,758,168
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—	—
Prepaid expenses	—	5,157	—	—	—	—
Total Assets	126,340,820	10,101,468	297,409,002	30,149,019	757,262,630	55,008,594
LIABILITIES:
Cash overdraft	—	—	—	—	63	—
Payable for investments purchased	191,681	—	—	—	—	1,526,738
Payable for capital shares redeemed	—	—	—	17,384,015	—	—
Payable for cash collateral received from securities loaned	—	—	703,688	—	25,344	3,187,901
Advisory fees payable	54,394	—	80,390	20,466	303,205	27,394
Management Services fees payable	—	—	—	—	—	—
Custodian fees payable	—	142	—	—	—	—
Administration fees payable	—	12,509	—	—	—	—
Trustee fees payable	1,222	91	3,381	353	7,020	434
Compliance services fees payable	700	50	2,001	76	3,259	220
Listing, Data and related fees payable	—	8,332	—	—	—	—
Professional fees payable	234	8,893	644	66	1,223	82
Payable for variation margin on futures contracts	531,459	—	1,301,827	1,545,669	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	2,477,602	—	—	624,897	1,478,545
Due to counterparty	164	—	—	—	2,353	—
Other liabilities	—	1,204	—	—	—	—
Total Liabilities	779,854	2,508,823	2,091,931	18,950,645	967,364	6,221,314
NET ASSETS	$125,560,966	$7,592,645	$295,317,071	$11,198,374	$756,295,266	$48,787,280
NET ASSETS CONSIST OF:
Paid in Capital	$163,278,222	$12,648,224	$327,078,684	$19,303,107	$784,023,071	$48,256,698
Distributable earnings (loss) (Note 16)	(37,717,256)	(5,055,579)	(31,761,613)	(8,104,733)	(27,727,805)	530,582
NET ASSETS	$125,560,966	$7,592,645	$295,317,071	$11,198,374	$756,295,266	$48,787,280
Shares (unlimited number of shares authorized, no par value)	1,950,001	280,001	4,025,001	575,001	11,370,000	955,001
Net Asset Value	$64.39	$27.12	$73.37	$19.48	$66.52	$51.09
(a) Includes securities on loan valued at:	$—	$—	$685,114	$—	$23,202	$3,049,294

(1)  Consolidated Statement of Assets and Liabilities.
See accompanying notes to the financial statements.

84 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Managed Futures Strategy ETF(1)	Merger ETF		Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF		MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$3,684,519	$5,458,875		$7,193,796	(2)	$109,404,109		$19,844,386		$9,464,017
Securities, at value(a)	—	4,908,319		7,182,723	(3)	108,487,798		20,514,245		8,994,169
Repurchase Agreements, at value	3,684,519	575,768		2,612		—		—		7,804
Cash	—	3,069		—		—		—		—
Foreign cash	—	4,192	†	—		288,713	††	78,356	†††	36,276	††††
Segregated cash balances with brokers for futures contracts	107,874	—		—		—		—		—
Segregated cash balances with custodian for swap agreements	—	20,434		—		—		—		—
Segregated cash balance with brokers for centrally cleared swap agreements	—	—		—		—		—		—
Dividends and interest receivable	247	1,128		—		395,484		52,890		21,506
Receivable for security lending income	—	—		1,467		—		—		—
Receivable for investments sold	—	164,336		—		347,529		273		33,784
Receivable for capital shares issued	—	—		—		—		565,876		—
Receivable from Advisor	—	10,134		7,793		—		—		—
Reclaims receivable	—	1,144		—		288,510		—		39,674
Receivable for variation margin on centrally cleared swap agreements	—	—		—		—		—		—
Unrealized appreciation on non-exchange traded swap agreements	—	672		—		—		—		—
Unrealized appreciation on forward foreign currency contracts	—	13,410		—		—		—		—
Prepaid expenses	—	5,405		5,509		—		—		—
Total Assets	3,792,640	5,708,011		7,200,104		109,808,034		21,211,640		9,133,213
LIABILITIES:
Cash overdraft	11,834	—		—		15,603		100,788		—
Payable for investments purchased	—	—		—		184,677		489,795		29,463
Payable for capital shares redeemed	—	—		—		—		—		—
Payable for cash collateral received from securities loaned	—	—		532,525		—		—		—
Advisory fees payable	2,422	—		—		47,293		10,231		4,377
Management Services fees payable	—	—		—		—		—		—
Custodian fees payable	—	792		—		—		—		—
Administration fees payable	—	12,434		5,140		—		—		—
Trustee fees payable	33	49		63		985		194		86
Compliance services fees payable	13	19		30		454		83		45
Listing, Data and related fees payable	—	19,977		924		—		—		—
Professional fees payable	6	8,143		8,882		189		37		17
Payable for variation margin on futures contracts	7,813	—		—		—		—		—
Unrealized depreciation on non-exchange traded swap agreements	—	74,130		—		—		—		—
Due to counterparty	—	5,698		—		—		7,516		—
Other liabilities	—	524		900		—		511	(4)	—
Total Liabilities	22,121	121,766		548,464		249,201		609,155		33,988
NET ASSETS	$3,770,519	$5,586,245		$6,651,640		$109,558,833		$20,602,485		$9,099,225
NET ASSETS CONSIST OF:
Paid in Capital	$3,860,441	$6,102,710		$8,572,500		$113,151,968		$21,180,298		$9,812,167
Distributable earnings (loss) (Note 16)	(89,922)	(516,465)		(1,920,860)		(3,593,135)		(577,813)		(712,942)
NET ASSETS	$3,770,519	$5,586,245		$6,651,640		$109,558,833		$20,602,485		$9,099,225
Shares (unlimited number of shares authorized, no par value)	95,001	150,001		180,001		3,050,001		365,001		235,001
Net Asset Value	$39.69	$37.24		$36.95		$35.92		$56.45		$38.72
(a) Includes securities on loan valued at:	$—	$—		$523,838		$—		$—		$—

(1)  Consolidated Statement of Assets and Liabilities.

(2)  Includes investments in affiliated Underlying ETFs (Cost $6,658,659).

(3)  Includes investments in affiliated Underlying ETFs (Value $6,650,198).

(4)  Relates to payable for deferred India capital gains tax of $511.

†  Cost of $4,281.

††  Cost of $288,322.

†††  Cost of $78,289.

††††  Cost of $36,226.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 85

	Online Retail ETF	Pet Care ETF		RAFITM Long/Short	Russell 2000 Dividend Growers ETF	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$24,874,171	$26,490,704		$7,720,216	$635,287,628	$26,038,754	$4,230,828,355
Securities, at value(a)	22,472,177	26,907,791		7,722,733	636,760,307	26,848,582	4,511,052,790
Repurchase Agreements, at value	40,844	44,118		1,129,669	1,948,635	251,007	1,611,721
Cash	—	—		—	—	—	2,073
Foreign cash	—	6,332	†	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—		—	—	—	—
Segregated cash balances with custodian for swap agreements	—	—		1,765,546	—	—	—
Segregated cash balance with brokers for centrally cleared swap agreements	—	—		—	—	—	—
Dividends and interest receivable	3,848	5,409		21,015	1,297,846	228,699	9,693,169
Receivable for security lending income	4,193	—		31	3,780	22	71
Receivable for investments sold	737,925	—		—	—	443,916	—
Receivable for capital shares issued	—	—		—	1,142,537	—	—
Receivable from Advisor	—	—		23,578	—	—	—
Reclaims receivable	—	6,087		—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—		—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—		7,825	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—		—	—	—	—
Prepaid expenses	—	—		5,143	—	—	—
Total Assets	23,258,987	26,969,737		10,675,540	641,153,105	27,772,226	4,522,359,824
LIABILITIES:
Cash overdraft	—	—		5	—	—	—
Payable for investments purchased	740,114	—		—	1,142,954	507,160	—
Payable for capital shares redeemed	—	—		—	—	—	—
Payable for cash collateral received from securities loaned	1,363,152	—		13,538	9,675,999	92,250	—
Advisory fees payable	11,284	11,771		—	217,101	3,425	1,381,345
Management Services fees payable	—	—		—	—	—	—
Custodian fees payable	—	—		11,482	—	—	—
Administration fees payable	—	—		13,311	—	—	—
Trustee fees payable	242	236		86	5,032	240	39,009
Compliance services fees payable	72	20		42	1,743	123	14,508
Listing, Data and related fees payable	—	—		2,760	—	—	—
Professional fees payable	48	45		8,872	961	47	7,433
Payable for variation margin on futures contracts	—	—		—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	—		1,566,216	—	—	—
Due to counterparty	—	—		25	—	—	—
Other liabilities	—	—		1,061	—	—	—
Total Liabilities	2,114,912	12,072		1,617,398	11,043,790	603,245	1,442,295
NET ASSETS	$21,144,075	$26,957,665		$9,058,142	$630,109,315	$27,168,981	$4,520,917,529
NET ASSETS CONSIST OF:
Paid in Capital	$22,049,726	$26,655,679		$29,114,588	$634,409,951	$26,097,597	$4,240,180,624
Distributable earnings (loss) (Note 16)	(905,651)	301,986		(20,056,446)	(4,300,636)	1,071,384	280,736,905
NET ASSETS	$21,144,075	$26,957,665		$9,058,142	$630,109,315	$27,168,981	$4,520,917,529
Shares (unlimited number of shares authorized, no par value)	600,001	675,001		260,000	11,030,001	325,001	69,400,001
Net Asset Value	$35.24	$39.94		$34.84	$57.13	$83.60	$65.14
(a) Includes securities on loan valued at:	$1,309,266	$—		$19,697	$9,268,957	$88,206	$—

†  Cost of $6,277.

See accompanying notes to the financial statements.

86 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	S&P MidCap 400® Dividend Aristocrats ETF	Short Term USD Emerging Markets Bond ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$7,251,046	$1,896,339	$1,355,995	$3,214,022	$615,306,269	$7,513,159
Securities, at value(a)	6,682,052	1,978,375	1,431,765	3,110,108	627,794,874	7,413,095
Repurchase Agreements, at value	24,716	7,532	4,951	9,583	721,098	45,271
Cash	—	—	—	—	—	—
Foreign cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	—	—	—	—	—	—
Segregated cash balance with brokers for centrally cleared swap agreements	—	—	—	—	—	—
Dividends and interest receivable	12,031	4,288	2,946	6,663	870,558	91,983
Receivable for security lending income	—	—	—	—	5,286	—
Receivable for investments sold	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	1,109,599	—
Receivable from Advisor	—	—	—	—	—	10,173
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—	—
Prepaid expenses	—	—	—	—	—	5,419
Total Assets	6,718,799	1,990,195	1,439,662	3,126,354	630,501,415	7,565,941
LIABILITIES:
Cash overdraft	11	26	16	—	—	—
Payable for investments purchased	—	—	—	—	1,108,449	—
Payable for capital shares redeemed	—	—	—	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	13,343,945	—
Advisory fees payable	1,595	475	344	744	214,036	—
Management Services fees payable	—	—	—	—	—	—
Custodian fees payable	—	—	—	—	—	232
Administration fees payable	—	—	—	—	—	12,700
Trustee fees payable	58	16	13	27	4,942	67
Compliance services fees payable	28	6	6	10	1,582	29
Listing, Data and related fees payable	—	—	—	—	—	972
Professional fees payable	11	3	2	5	943	10,331
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	—	—	—	—	—
Due to counterparty	33	12	9	20	—	—
Other liabilities	—	—	—	—	—	737
Total Liabilities	1,736	538	390	806	14,673,897	25,068
NET ASSETS	$6,717,063	$1,989,657	$1,439,272	$3,125,548	$615,827,518	$7,540,873
NET ASSETS CONSIST OF:
Paid in Capital	$7,360,071	$1,908,173	$1,365,972	$3,234,774	$606,687,906	$8,023,361
Distributable earnings (loss) (Note 16)	(643,008)	81,484	73,300	(109,226)	9,139,612	(482,488)
NET ASSETS	$6,717,063	$1,989,657	$1,439,272	$3,125,548	$615,827,518	$7,540,873
Shares (unlimited number of shares authorized, no par value)	115,001	35,001	25,001	60,001	11,100,001	100,001
Net Asset Value	$58.41	$56.85	$57.57	$52.09	$55.48	$75.41
(a) Includes securities on loan valued at:	$936	$315	$236	$532	$12,897,001	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 87

STATEMENTS OF OPERATIONS

88 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	CDS Short North American HY Credit ETF	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF	Equities for Rising Rates ETF	Global Listed Private Equity ETF	Hedge Replication ETF
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$2,203,111	$183,190	$1,079,447	$62,172
Interest	122,950	105,008	4,483	412	2,401	811,659
Securities lending income (Note 2)	—	—	—	10	—	113
Foreign withholding tax on income	—	—	(158,051)	—	(14,992)	(7)
Total Investment Income	122,950	105,008	2,049,543	183,612	1,066,856	873,937
EXPENSES:
Advisory fees (Note 4)	37,499	47,976	282,411	30,486	97,557	315,214
Management Services fees (Note 4)	5,769	—	—	—	19,511	42,028
Professional fees	16,394	68	417	67	18,211	17,158
Administration fees (Note 5)	36,650	—	—	—	73,105	78,015
Custodian fees (Note 6)	2,323	—	—	—	6,498	46,140
Printing and Shareholder reports	1,147	—	—	—	2,409	2,759
Listing, Data and related fees (Note 7)	4,855	—	—	—	13,560	135,190
Trustees fees (Note 8)	121	154	1,434	203	449	1,006
Compliance services fees (Note 4)	55	110	482	133	207	534
Other fees	5,368	—	—	—	6,536	6,456
Total Gross Expenses before fees waived and/or reimbursed	110,181	48,308	284,744	30,889	238,043	644,500
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(81,337)	—	—	—	(120,994)	(245,258)
Total Net Expenses	28,844	48,308	284,744	30,889	117,049	399,242
Net Investment Income (Loss)	94,106	56,700	1,764,799	152,723	949,807	474,695
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(653)	—	(1,901,284)	(287,175)	(668,776)	(35,417)
Expiration or closing of futures contracts	—	—	—	—	—	290,650
Expiration or closing of non-exchange traded swap agreements	—	(598,318)	—	—	—	(2,212,782)
Expiration or closing of centrally cleared swap agreements	(230,146)	—	—	—	—	—
In-kind redemptions of investments	—	—	1,380,250	444,210	149,734	242,772
Foreign currency transactions	—	—	(1,149)	—	(876)	—
Net realized gain (loss)	(230,799)	(598,318)	(522,183)	157,035	(519,918)	(1,714,777)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	7,525,453	(1,894,678)	(1,022,626)	(85,643)
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	(134,527)
Non-exchange traded swap agreements	—	557,810	—	—	—	514,147
Centrally cleared swap agreements	69,836	—	—	—	—	—
Foreign currency translations	—	—	467	—	(710)	—
Change in net unrealized appreciation/depreciation	69,836	557,810	7,525,920	(1,894,678)	(1,023,336)	293,977
Net realized and unrealized gain (loss)	(160,963)	(40,508)	7,003,737	(1,737,643)	(1,543,254)	(1,420,800)
Change in Net Assets Resulting from Operations	$(66,857)	$16,192	$8,768,536	$(1,584,920)	$(593,447)	$(946,105)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 89

	High Yield- Interest Rate Hedged	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(1)	Large Cap Core Plus	Long Online/ Short Stores ETF
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$15,516,041	$73,339
Interest	10,558,095	276,605	18,826,465	488,737	231,277	64,745
Securities lending income (Note 2)	—	21	9,159	—	1,673	43,540
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	10,558,095	276,626	18,835,624	488,737	15,748,991	181,624
EXPENSES:
Advisory fees (Note 4)	799,787	63,841	1,353,578	168,224	3,612,026	343,681
Management Services fees (Note 4)	—	11,607	—	—	—	—
Professional fees	1,140	16,530	3,290	160	5,677	364
Administration fees (Note 5)	—	74,010	—	—	—	—
Custodian fees (Note 6)	—	963	—	—	—	—
Printing and Shareholder reports	—	1,535	—	—	—	—
Listing, Data and related fees (Note 7)	—	29,103	—	—	—	—
Trustees fees (Note 8)	3,613	257	10,066	586	18,477	1,102
Compliance services fees (Note 4)	1,985	132	5,698	186	9,179	584
Other fees	—	5,064	—	—	—	—
Total Gross Expenses before fees waived and/or reimbursed	806,525	203,042	1,372,632	169,156	3,645,359	345,731
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(168,226)	—	—	—	—
Total Net Expenses	806,525	34,816	1,372,632	169,156	3,645,359	345,731
Net Investment Income (Loss)	9,751,570	241,810	17,462,992	319,581	12,103,632	(164,107)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(5,291,603)	(103,848)	(13,601,049)	15,162	(18,774,070)	(171,407)
Expiration or closing of futures contracts	(3,281,106)	—	(13,356,801)	(8,427,531)	—	—
Expiration or closing of non-exchange traded swap agreements	—	1,519,865	—	—	(15,436,095)	—
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	187,784	—	(2,329,338)	—	111,720,502	2,820,447
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	(8,384,925)	1,416,017	(29,287,188)	(8,412,369)	77,510,337	2,649,040
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	2,043,069	365,598	26,362,044	(6,123)	(101,658,989)	(5,279,635)
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	(1,277,555)	—	(5,532,431)	(965,645)	—	—
Non-exchange traded swap agreements	—	(2,556,795)	—	—	8,876,905	3,864,543
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency translations	—	—	—	—	—	—
Change in net unrealized appreciation/depreciation	765,514	(2,191,197)	20,829,613	(971,768)	(92,782,084)	(1,415,092)
Net realized and unrealized gain (loss)	(7,619,411)	(775,180)	(8,457,575)	(9,384,137)	(15,271,747)	1,233,948
Change in Net Assets Resulting from Operations	$2,132,159	$(533,370)	$9,005,417	$(9,064,556)	$(3,168,115)	$1,069,841

(1)  Consolidated Statement of Operations.

See accompanying notes to the financial statements.

90 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Managed Futures Strategy ETF(1)	Merger ETF	Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019		Year Ended May 31, 2019	Year Ended May 31, 2019		Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$62,426	$141,439	(2)	$3,241,633	$645,022		$306,665
Interest	70,409	18,876	865		2,880	944		348
Securities lending income (Note 2)	—	—	5,319		—	—		—
Foreign withholding tax on income	—	—	—		(206,228)	(69,042)		(22,577)
Total Investment Income	70,409	81,302	147,623		3,038,285	576,924		284,436
EXPENSES:
Advisory fees (Note 4)	25,079	37,743	5,155		564,164	125,590		57,829
Management Services fees (Note 4)	—	5,032	7,364		—	—		—
Professional fees	23	14,388	16,429		796	152		73
Administration fees (Note 5)	—	73,229	30,207		—	—		—
Custodian fees (Note 6)	—	3,294	253		—	—		—
Printing and Shareholder reports	—	1,144	2,726		—	—		—
Listing, Data and related fees (Note 7)	—	34,855	10,746		—	—		—
Trustees fees (Note 8)	80	114	178		2,547	471		234
Compliance services fees (Note 4)	37	53	93		1,280	233		116
Other fees	—	5,555	5,025		—	—		—
Total Gross Expenses before fees waived and/or reimbursed	25,219	175,407	78,176		568,787	126,446		58,252
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(137,658)	(61,783)		—	—		—
Total Net Expenses	25,219	37,749	16,393		568,787	126,446		58,252
Net Investment Income (Loss)	45,190	43,553	131,230		2,469,498	450,478		226,184
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(24,979)	43,320	(303,133	)(3)	(1,219,043)	(1,539,161	)(4)	(258,321)
Expiration or closing of futures contracts	26,625	—	—		—	—		—
Expiration or closing of non-exchange traded swap agreements	23,554	119,077	—		—	—		—
Expiration or closing of centrally cleared swap agreements	—	—	—		—	—		—
In-kind redemptions of investments	—	65,720	16,077	(3)	1,370,242	1,257,660		204,328
Foreign currency transactions	—	(1,872)	—		(31,932)	(36,327)		(2,091)
Settlement of forward foreign currency contracts	—	17,646	—		—	—		—
Net realized gain (loss)	25,200	243,891	(287,056)		119,267	(317,828)		(56,084)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	16,864	—		(8,525,049)	(335,789	)(5)	(810,246)
Investments in Affiliated Underlying Funds	—	—	157,963		—	—		—
Futures contracts	(44,050)	—	—		—	—		—
Non-exchange traded swap agreements	—	(13,517)	—		—	—		—
Centrally cleared swap agreements	—	—	—		—	—		—
Forward foreign currency contracts	—	9,060	—		—	—		—
Foreign currency translations	—	(33)	—		(3,872)	3,053		(969)
Change in net unrealized appreciation/depreciation	(44,050)	12,374	157,963		(8,528,921)	(332,736)		(811,215)
Net realized and unrealized gain (loss)	(18,850)	256,265	(129,093)		(8,409,654)	(650,564)		(867,299)
Change in Net Assets Resulting from Operations	$26,340	$299,818	$2,137		$(5,940,156)	$(200,086)		$(641,115)

(1)  Consolidated Statement of Operations.

(2)  Amount represents dividend income received from affiliated Underlying ETFs of $141,439.

(3)  Amount represents net realized gain/loss on the sale of investments in affiliated Underlying ETFs of $(288,877) and distributions of realized gain received from affiliated Underlying ETFs of $1,821.

(4)  Net of India capital gains tax of $91,532.

(5)  Net of deferred India capital gains tax of $511.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 91

	Online Retail ETF	Pet Care ETF	RAFITM Long/Short	Russell 2000 Dividend Growers ETF	S&P 500® Bond ETF	S&P 500® Dividend Aristocrats ETF
	July 13, 2018* through May 31, 2019	November 5, 2018* through May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$29,505	$118,958	$259,163	$12,605,892	$—	$99,070,701
Interest	1,604	1,192	27,930	26,703	1,175,810	110,258
Securities lending income (Note 2)	26,799	—	110	34,383	37	160
Foreign withholding tax on income	—	(4,570)	(16)	—	—	—
Total Investment Income	57,908	115,580	287,187	12,666,978	1,175,847	99,181,119
EXPENSES:
Advisory fees (Note 4)	118,737	67,023	78,710	1,965,818	44,395	13,737,023
Management Services fees (Note 4)	—	—	10,495	—	—	—
Professional fees	133	85	16,500	3,380	205	27,445
Administration fees (Note 5)	—	—	75,365	—	—	—
Custodian fees (Note 6)	—	—	54,334	—	—	—
Printing and Shareholder reports	—	—	138	—	—	—
Listing, Data and related fees (Note 7)	—	—	26,945	—	—	—
Trustees fees (Note 8)	464	297	262	11,292	693	90,757
Compliance services fees (Note 4)	160	46	140	5,039	325	41,468
Other fees	—	—	5,088	—	—	—
Total Gross Expenses before fees waived and/or reimbursed	119,494	67,451	267,977	1,985,529	45,618	13,896,693
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	(168,292)	—	—	—
Total Net Expenses	119,494	67,451	99,685	1,985,529	45,618	13,896,693
Net Investment Income (Loss)	(61,586)	48,129	187,502	10,681,449	1,130,229	85,284,426
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(673,178)	(177,775)	312,143	(13,450,049)	(82,827)	(28,036,889)
Expiration or closing of futures contracts	—	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	—	—	(39,073)	—	—	—
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	2,291,615	—	919,136	21,873,532	—	144,831,557
Foreign currency transactions	—	(2,760)	—	—	—	—
Net realized gain (loss)	1,618,437	(180,535)	1,192,206	8,423,483	(82,827)	116,794,668
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(2,361,150)	461,205	(1,168,422)	(7,564,456)	822,976	41,108,134
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	—	—	(548,206)	—	—	—
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency translations	—	114	—	—	—	—
Change in net unrealized appreciation/depreciation	(2,361,150)	461,319	(1,716,628)	(7,564,456)	822,976	41,108,134
Net realized and unrealized gain (loss)	(742,713)	280,784	(524,422)	859,027	740,149	157,902,802
Change in Net Assets Resulting from Operations	$(804,299)	$328,913	$(336,920)	$11,540,476	$1,870,378	$243,187,228

*Commencement of investment operations.

See accompanying notes to the financial statements.

92 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	S&P MidCap 400® Dividend Aristocrats ETF	Short Term USD Emerging Markets Bond ETF
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$131,670	$30,266	$28,635	$58,601	$10,515,163	$—
Interest	533	116	114	202	22,530	307,609
Securities lending income (Note 2)	77	16	4	47	53,282	—
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	132,280	30,398	28,753	58,850	10,590,975	307,609
EXPENSES:
Advisory fees (Note 4)	19,033	4,216	3,899	7,569	1,845,823	38,364
Management Services fees (Note 4)	—	—	—	—	—	7,673
Professional fees	51	11	10	20	3,179	21,420
Administration fees (Note 5)	—	—	—	—	—	73,343
Custodian fees (Note 6)	—	—	—	—	—	1,633
Printing and Shareholder reports	—	—	—	—	—	1,016
Listing, Data and related fees (Note 7)	—	—	—	—	—	3,909
Trustees fees (Note 8)	162	37	32	64	10,648	177
Compliance services fees (Note 4)	84	16	16	30	4,649	94
Other fees	—	—	—	—	—	5,308
Total Gross Expenses before fees waived and/or reimbursed	19,330	4,280	3,957	7,683	1,864,299	152,937
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	(114,573)
Total Net Expenses	19,330	4,280	3,957	7,683	1,864,299	38,364
Net Investment Income (Loss)	112,950	26,118	24,796	51,167	8,726,676	269,245
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(16,341)	(9,543)	(9,731)	(20,120)	2,209,156	(36,461)
Expiration or closing of futures contracts	—	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	—	—	—	—	—	—
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	2,162,738	—	—	339,482	2,630,180	(125,096)
Foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss)	2,146,397	(9,543)	(9,731)	319,362	4,839,336	(161,557)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(1,916,149)	43,801	25,261	(286,730)	4,900,357	188,489
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	—	—	—	—	—	—
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency translations	—	—	—	—	—	—
Change in net unrealized appreciation/depreciation	(1,916,149)	43,801	25,261	(286,730)	4,900,357	188,489
Net realized and unrealized gain (loss)	230,248	34,258	15,530	32,632	9,739,693	26,932
Change in Net Assets Resulting from Operations	$343,198	$60,376	$40,326	$83,799	$18,466,369	$296,177
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 93

STATEMENTS OF CHANGES IN NET ASSETS

94 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	CDS Short North American HY Credit ETF		Decline of the Retail Store ETF		DJ Brookfield Global Infrastructure ETF
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	November 14, 2017* through May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$94,106	$26,433	$56,700	$68,781	$1,764,799	$1,000,214
Net realized gain (loss)	(230,799)	(175,822)	(598,318)	—	(522,183)	1,109,148
Change in net unrealized appreciation/depreciation	69,836	5,899	557,810	(1,781,943)	7,525,920	(2,393,017)
Change in net assets resulting from operations	(66,857)	(143,490)	16,192	(1,713,162)	8,768,536	(283,655)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	—	—	(73,858)	(29,545)	(1,755,775)	(1,318,846)
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	(73,858)	(29,545)	(1,755,775)	(1,318,846)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,588,295	3,281,454	864,756	24,676,048	59,119,619	4,261,535
Cost of shares redeemed	—	(1,626,064)	(17,807,513)	—	(6,144,980)	(5,338,575)
Change in net assets resulting from capital transactions	1,588,295	1,655,390	(16,942,757)	24,676,048	52,974,639	(1,077,040)
Change in net assets	1,521,438	1,511,900	(17,000,423)	22,933,341	59,987,400	(2,679,541)
NET ASSETS:
Beginning of period	$4,848,257	$3,336,357	$22,933,341	$—	$39,380,267	$42,059,808
End of period	$6,369,695	$4,848,257	$5,932,918	$22,933,341	$99,367,667	$39,380,267
SHARE TRANSACTIONS:
Beginning of period	150,001	100,001	675,001	—	950,001	975,001
Issued	50,000	100,000	25,000	675,001	—	—
Issued in-kind	—	—	—	—	1,455,000	100,000
Redeemed	—	(50,000)	(550,000)	—	—	—
Redemption in-kind	—	—	—	—	(145,000)	(125,000)
Shares outstanding, end of period	200,001	150,001	150,001	675,001	2,260,001	950,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 95

	Equities for Rising Rates ETF		Global Listed Private Equity ETF		Hedge Replication ETF
	Year Ended May 31, 2019	July 24, 2017* through May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$152,723	$197,116	$949,807	$705,036	$474,695	$104,798
Net realized gain (loss)	157,035	2,616,387	(519,918)	244,770	(1,714,777)	3,590,947
Change in net unrealized appreciation/depreciation	(1,894,678)	822,007	(1,023,336)	(740,726)	293,977	(2,431,757)
Change in net assets resulting from operations	(1,584,920)	3,635,510	(593,447)	209,080	(946,105)	1,263,988
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	(170,671)	(167,078)	(829,236)	(2,029,010)	(354,995)	(3,586)
Tax return of capital	—	—	—	—	—	—
Total distributions	(170,671)	(167,078)	(829,236)	(2,029,010)	(354,995)	(3,586)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,037,938	32,355,284	2,646,318	10,982,423	55,061,010	17,948,422
Cost of shares redeemed	(15,356,023)	(20,962,495)	(1,327,562)	(2,122,503)	(62,813,752)	(17,938,181)
Change in net assets resulting from capital transactions	(9,318,085)	11,392,789	1,318,756	8,859,920	(7,752,742)	10,241
Change in net assets	(11,073,676)	14,861,221	(103,927)	7,039,990	(9,053,842)	1,270,643
NET ASSETS:
Beginning of period	$14,861,221	$—	$18,921,798	$11,881,808	$40,896,326	$39,625,683
End of period	$3,787,545	$14,861,221	$18,817,871	$18,921,798	$31,842,484	$40,896,326
SHARE TRANSACTIONS:
Beginning of period	300,001	—	525,001	275,001	900,000	900,000
Issued	—	25,001	—	—	1,215,000	325,000
Issued in-kind	125,000	725,000	75,000	300,000	—	75,000
Redeemed	—	—	—	—	(100,000)	—
Redemption in-kind	(325,000)	(450,000)	(40,000)	(50,000)	(1,300,000)	(400,000)
Shares outstanding, end of period	100,001	300,001	560,001	525,001	715,000	900,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

96 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	High Yield-Interest Rate Hedged		Inflation Expectations ETF		Investment Grade-Interest Rate Hedged
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$9,751,570	$8,992,503	$241,810	$474,877	$17,462,992	$15,631,081
Net realized gain (loss)	(8,384,925)	1,631,435	1,416,017	(3,582,982)	(29,287,188)	11,027,866
Change in net unrealized appreciation/depreciation	765,514	(6,581,814)	(2,191,197)	3,048,778	20,829,613	(23,957,481)
Change in net assets resulting from operations	2,132,159	4,042,124	(533,370)	(59,327)	9,005,417	2,701,466
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	(9,915,601)	(8,816,405)	(255,652)	(754,249)	(18,403,684)	(14,596,672)
Tax return of capital	—	—	—	—	—	—
Total distributions	(9,915,601)	(8,816,405)	(255,652)	(754,249)	(18,403,684)	(14,596,672)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	21,865,581	75,125,409	4,384,387	9,007,352	50,968,808	323,240,509
Cost of shares redeemed	(60,574,890)	(38,910,723)	(6,032,181)	(55,176,639)	(343,463,729)	(9,561,113)
Change in net assets resulting from capital transactions	(38,709,309)	36,214,686	(1,647,794)	(46,169,287)	(292,494,921)	313,679,396
Change in net assets	(46,492,751)	31,440,405	(2,436,816)	(46,982,863)	(301,893,188)	301,784,190
NET ASSETS:
Beginning of period	$172,053,717	$140,613,312	$10,029,461	$57,012,324	$597,210,259	$295,426,069
End of period	$125,560,966	$172,053,717	$7,592,645	$10,029,461	$295,317,071	$597,210,259
SHARE TRANSACTIONS:
Beginning of period	2,575,001	2,050,001	350,001	2,050,001	7,975,001	3,900,001
Issued	275,000	150,000	150,000	325,000	50,000	75,000
Issued in-kind	50,000	950,000	—	—	650,000	4,125,000
Redeemed	(650,000)	(500,000)	(220,000)	(350,000)	(925,000)	—
Redemption in-kind	(300,000)	(75,000)	—	(1,675,000)	(3,725,000)	(125,000)
Shares outstanding, end of period	1,950,001	2,575,001	280,001	350,001	4,025,001	7,975,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 97

	K-1 Free Crude Oil Strategy ETF(1)		Large Cap Core Plus		Long Online/ Short Stores ETF
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	November 14, 2017* through May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$319,581	$26,451	$12,103,632	$10,496,647	$(164,107)	$(63,131)
Net realized gain (loss)	(8,412,369)	2,255,874	77,510,337	79,286,796	2,649,040	3,467,847
Change in net unrealized appreciation/depreciation	(971,768)	(734,591)	(92,782,084)	3,955,765	(1,415,092)	1,779,758
Change in net assets resulting from operations	(9,064,556)	1,547,734	(3,168,115)	93,739,208	1,069,841	5,184,474
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	(219,383)	(333,810)	(11,640,683)	(9,564,341)	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(219,383)	(333,810)	(11,640,683)	(9,564,341)	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	42,394,658	11,260,168	558,942,840	270,918,487	16,016,365	67,747,962
Cost of shares redeemed	(34,071,936)	(3,154,485)	(573,069,209)	(216,524,954)	(21,443,350)	(19,788,012)
Change in net assets resulting from capital transactions	8,322,722	8,105,683	(14,126,369)	54,393,533	(5,426,985)	47,959,950
Change in net assets	(961,217)	9,319,607	(28,935,167)	138,568,400	(4,357,144)	53,144,424
NET ASSETS:
Beginning of period	$12,159,591	$2,839,984	$785,230,433	$646,662,033	$53,144,424	$—
End of period	$11,198,374	$12,159,591	$756,295,266	$785,230,433	$48,787,280	$53,144,424
SHARE TRANSACTIONS:
Beginning of period	500,001	150,001	11,625,000	10,850,000	1,100,001	—
Issued	1,675,000	500,000	7,100,000	2,900,000	50,000	725,001
Issued in-kind	—	—	725,000	1,325,000	275,000	800,000
Redeemed	(1,600,000)	(150,000)	—	—	—	—
Redemption in-kind	—	—	(8,080,000)	(3,450,000)	(470,000)	(425,000)
Shares outstanding, end of period	575,001	500,001	11,370,000	11,625,000	955,001	1,100,001

*  Commencement of investment operations.

(1)  Consolidated Statement of Changes in Net Assets.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

98 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Managed Futures Strategy ETF(1)		Merger ETF		Morningstar Alternatives Solution ETF
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$45,190	$13,529	$43,553	$25,856	$131,230	$417,557
Net realized gain (loss)	25,200	(109,412)	243,891	(363,483)	(287,056)	(102,740)
Change in net unrealized appreciation/depreciation	(44,050)	(79,180)	12,374	333,929	157,963	(409,009)
Change in net assets resulting from operations	26,340	(175,063)	299,818	(3,698)	2,137	(94,192)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	(60,115)	(2,812)	(53,118)	(16,302)	(128,730)	(415,696)
Tax return of capital	—	—	—	—	—	—
Total distributions	(60,115)	(2,812)	(53,118)	(16,302)	(128,730)	(415,696)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,818,746	11,991,458	4,551,513	1,792,280	754,820	—
Cost of shares redeemed	(2,983,317)	(13,981,353)	(3,659,583)	—	(2,243,915)	(12,764,402)
Change in net assets resulting from capital transactions	835,429	(1,989,895)	891,930	1,792,280	(1,489,095)	(12,764,402)
Change in net assets	801,654	(2,167,770)	1,138,630	1,772,280	(1,615,688)	(13,274,290)
NET ASSETS:
Beginning of period	$2,968,865	$5,136,635	$4,447,615	$2,675,335	$8,267,328	$21,541,618
End of period	$3,770,519	$2,968,865	$5,586,245	$4,447,615	$6,651,640	$8,267,328
SHARE TRANSACTIONS:
Beginning of period	75,001	125,001	125,001	75,001	220,001	550,001
Issued	95,000	300,000	—	—	—	—
Issued in-kind	—	—	125,000	50,000	20,000	—
Redeemed	(75,000)	(350,000)	—	—	—	—
Redemption in-kind	—	—	(100,000)	—	(60,000)	(330,000)
Shares outstanding, end of period	95,001	75,001	150,001	125,001	180,001	220,001

(1)  Consolidated Statement of Changes in Net Assets.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 99

	MSCI EAFE Dividend Growers ETF		MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$2,469,498	$2,149,946	$450,478	$298,864	$226,184	$197,141
Net realized gain (loss)	119,267	(141,022)	(317,828)	1,233,860	(56,084)	114,254
Change in net unrealized appreciation/depreciation	(8,528,921)	3,811,934	(332,736)	(277,523)	(811,215)	25,347
Change in net assets resulting from operations	(5,940,156)	5,820,858	(200,086)	1,255,201	(641,115)	336,742
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	(2,541,157)	(2,165,064)	(273,032)	(320,640)	(223,120)	(202,703)
Tax return of capital	—	—	—	—	—	—
Total distributions	(2,541,157)	(2,165,064)	(273,032)	(320,640)	(223,120)	(202,703)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	11,478,063	50,660,647	15,888,351	13,204,114	1,045,834	3,127,767
Cost of shares redeemed	(9,016,345)	—	(14,975,939)	(4,411,411)	(1,575,459)	(2,012,320)
Change in net assets resulting from capital transactions	2,461,718	50,660,647	912,412	8,792,703	(529,625)	1,115,447
Change in net assets	(6,019,595)	54,316,441	439,294	9,727,264	(1,393,860)	1,249,486
NET ASSETS:
Beginning of period	$115,578,428	$61,261,987	$20,163,191	$10,435,927	$10,493,085	$9,243,599
End of period	$109,558,833	$115,578,428	$20,602,485	$20,163,191	$9,099,225	$10,493,085
SHARE TRANSACTIONS:
Beginning of period	3,000,001	1,650,001	350,001	200,001	250,001	225,001
Issued	—	150,000	185,000	75,000	—	25,000
Issued in-kind	300,000	1,200,000	100,000	150,000	25,000	50,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(250,000)	—	(270,000)	(75,000)	(40,000)	(50,000)
Shares outstanding, end of period	3,050,001	3,000,001	365,001	350,001	235,001	250,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

100 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Online Retail ETF	Pet Care ETF	RAFITM Long/Short
	July 13, 2018* through May 31, 2019	November 5, 2018* through May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(61,586)	$48,129	$187,502	$275,483
Net realized gain (loss)	1,618,437	(180,535)	1,192,206	(1,803,105)
Change in net unrealized appreciation/depreciation	(2,361,150)	461,319	(1,716,628)	1,279,571
Change in net assets resulting from operations	(804,299)	328,913	(336,920)	(248,051)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	—	(26,927)	(190,928)	(311,594)
Tax return of capital	—	—	—	—
Total distributions	—	(26,927)	(190,928)	(311,594)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	48,573,374	26,655,679	2,708,565	—
Cost of shares redeemed	(26,625,000)	—	(5,045,331)	(13,092,248)
Change in net assets resulting from capital transactions	21,948,374	26,655,679	(2,336,766)	(13,092,248)
Change in net assets	21,144,075	26,957,665	(2,864,614)	(13,651,893)
NET ASSETS:
Beginning of period	$—	$—	$11,922,756	$25,574,649
End of period	$21,144,075	$26,957,665	$9,058,142	$11,922,756
SHARE TRANSACTIONS:
Beginning of period	—	—	325,000	675,000
Issued	—	—	25,000	—
Issued in-kind	1,360,001	675,001	50,000	—
Redeemed	—	—	(35,000)	(75,000)
Redemption in-kind	(760,000)	—	(105,000)	(275,000)
Shares outstanding, end of period	600,001	675,001	260,000	325,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 101

	Russell 2000 Dividend Growers ETF		S&P 500® Bond ETF		S&P 500® Dividend Aristocrats ETF
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	May 1, 2018* through May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$10,681,449	$8,731,648	$1,130,229	$70,898	$85,284,426	$74,130,380
Net realized gain (loss)	8,423,483	30,288,444	(82,827)	6,718	116,794,668	266,440,303
Change in net unrealized appreciation/depreciation	(7,564,456)	(9,890,175)	822,976	237,859	41,108,134	(34,161,033)
Change in net assets resulting from operations	11,540,476	29,129,917	1,870,378	315,475	243,187,228	306,409,650
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	(9,127,332)	(8,056,798)	(1,114,469)	—	(84,188,441)	(62,636,817)
Tax return of capital	—	—	—	—	—	—
Total distributions	(9,127,332)	(8,056,798)	(1,114,469)	—	(84,188,441)	(62,636,817)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	373,796,237	187,514,661	—	32,020,701	1,612,104,397	1,208,314,383
Cost of shares redeemed	(152,792,594)	(212,286,365)	(5,923,104)	—	(743,476,478)	(966,859,859)
Change in net assets resulting from capital transactions	221,003,643	(24,771,704)	(5,923,104)	32,020,701	868,627,919	241,454,524
Change in net assets	223,416,787	(3,698,585)	(5,167,195)	32,336,176	1,027,626,706	485,227,357
NET ASSETS:
Beginning of period	$406,692,528	$410,391,113	$32,336,176	$—	$3,493,290,823	$3,008,063,466
End of period	$630,109,315	$406,692,528	$27,168,981	$32,336,176	$4,520,917,529	$3,493,290,823
SHARE TRANSACTIONS:
Beginning of period	7,225,001	7,700,001	400,001	—	56,150,001	52,350,001
Issued	1,625,000	1,875,000	—	275,001	6,100,000	6,700,000
Issued in-kind	4,785,000	1,525,000	—	125,000	18,700,000	12,450,000
Redeemed	—	—	(75,000)	—	—	—
Redemption in-kind	(2,605,000)	(3,875,000)	—	—	(11,550,000)	(15,350,000)
Shares outstanding, end of period	11,030,001	7,225,001	325,001	400,001	69,400,001	56,150,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

102 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	S&P 500® Ex-Energy ETF		S&P 500® Ex-Financials ETF		S&P 500® Ex-Health Care ETF
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$112,950	$109,223	$26,118	$22,317	$24,796	$23,731
Net realized gain (loss)	2,146,397	29,978	(9,543)	217,341	(9,731)	249,823
Change in net unrealized appreciation/depreciation	(1,916,149)	716,868	43,801	(58,356)	25,261	(77,281)
Change in net assets resulting from operations	343,198	856,069	60,376	181,302	40,326	196,273
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	(115,305)	(105,832)	(23,095)	(20,951)	(24,804)	(21,169)
Tax return of capital	—	—	—	—	—	—
Total distributions	(115,305)	(105,832)	(23,095)	(20,951)	(24,804)	(21,169)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	15,796,469	—	566,481	1,295,144	—	1,332,377
Cost of shares redeemed	(16,362,528)	—	—	(1,307,853)	—	(1,344,843)
Change in net assets resulting from capital transactions	(566,059)	—	566,481	(12,709)	—	(12,466)
Change in net assets	(338,166)	750,237	603,762	147,642	15,522	162,638
NET ASSETS:
Beginning of period	$7,055,229	$6,304,992	$1,385,895	$1,238,253	$1,423,750	$1,261,112
End of period	$6,717,063	$7,055,229	$1,989,657	$1,385,895	$1,439,272	$1,423,750
SHARE TRANSACTIONS:
Beginning of period	125,001	125,001	25,001	25,001	25,001	25,001
Issued	150,000	—	—	25,000	—	25,000
Issued in-kind	110,000	—	10,000	—	—	—
Redeemed	—	—	—	—	—	—
Redemption in-kind	(270,000)	—	—	(25,000)	—	(25,000)
Shares outstanding, end of period	115,001	125,001	35,001	25,001	25,001	25,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 103

	S&P 500® Ex-Technology ETF		S&P MidCap 400® Dividend Aristocrats ETF		Short Term USD Emerging Markets Bond ETF
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$51,167	$37,331	$8,726,676	$7,881,144	$269,245	$333,063
Net realized gain (loss)	319,362	2,738	4,839,336	32,368,089	(161,557)	(108,704)
Change in net unrealized appreciation/depreciation	(286,730)	128,513	4,900,357	(13,807,772)	188,489	(367,931)
Change in net assets resulting from operations	83,799	168,582	18,466,369	26,441,461	296,177	(143,572)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 16):
Distributable earnings	(50,418)	(31,554)	(7,722,417)	(7,647,757)	(276,853)	(327,136)
Tax return of capital	—	—	—	—	—	—
Total distributions	(50,418)	(31,554)	(7,722,417)	(7,647,757)	(276,853)	(327,136)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,900,672	1,249,708	244,403,083	255,448,351	—	3,905,156
Cost of shares redeemed	(1,382,689)	—	(19,268,536)	(314,069,789)	(3,728,791)	—
Change in net assets resulting from capital transactions	517,983	1,249,708	225,134,547	(58,621,438)	(3,728,791)	3,905,156
Change in net assets	551,364	1,386,736	235,878,499	(39,827,734)	(3,709,467)	3,434,448
NET ASSETS:
Beginning of period	$2,574,184	$1,187,448	$379,949,019	$419,776,753	$11,250,340	$7,815,892
End of period	$3,125,548	$2,574,184	$615,827,518	$379,949,019	$7,540,873	$11,250,340
SHARE TRANSACTIONS:
Beginning of period	50,001	25,001	7,050,001	8,175,001	150,001	100,001
Issued	25,000	—	—	4,475,000	—	50,000
Issued in-kind	10,000	25,000	4,395,000	350,000	—	—
Redeemed	—	—	—	—	—	—
Redemption in-kind	(25,000)	—	(345,000)	(5,950,000)	(50,000)	—
Shares outstanding, end of period	60,001	50,001	11,100,001	7,050,001	100,001	150,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

104 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

FINANCIAL HIGHLIGHTS

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 105

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
CDS Short North American HY Credit ETF
Year ended May 31, 2019	$32.32	$0.52	$(0.99)	$—	(h)	$(0.47)	$—	$—	$—	$—	$31.85	(1.49)%	(2.54)%	1.91%	0.50%	0.22%	1.63%	$6,370	—%
Year ended May 31, 2018	33.36	0.22	(1.27)	0.01		(1.04)	—	—	—	—	32.32	(3.12)	(2.63)	2.28	0.50	(1.12)	0.67	4,848	—
Year ended May 31, 2017	36.81	(0.07)	(4.13)	0.75		(3.45)	—	—	—	—	33.36	(9.35)	(8.82)	1.67	0.50	(1.37)	(0.20)	3,336	—
Year ended May 31, 2016	38.22	(0.15)	(1.27)	0.01		(1.41)	—	—	—	—	36.81	(3.73)	(3.52)	1.83	0.50	(1.73)	(0.40)	3,681	—
August 5, 2014* through May 31, 2015	40.00	(0.15)	(1.65)	0.02		(1.78)	—	—	—	—	38.22	(4.42)	(4.78)	1.45	0.50	(1.42)	(0.47)	7,644	—
Decline of the Retail Store ETF
Year ended May 31, 2019	33.98	0.25	5.57 (i)	—		5.82	(0.25)	—	—	(0.25)	39.55	17.29	17.27	0.65	0.65	0.77	0.77	5,933	—
November 14, 2017* through May 31, 2018	40.00	0.12	(6.09)	—		(5.97)	(0.05)	—	—	(0.05)	33.98	(14.95)	(14.94)	0.65	0.65	0.62	0.62	22,933	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

106 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2019	$41.45	$1.19	$2.75	$—	$3.94	$(1.42)	$—	$—	$(1.42)	$43.97	9.80%	9.82%	0.45%	0.45%	2.81%	2.81%	$99,368	14%
Year ended May 31, 2018	43.14	1.09	(1.35)	—	(0.26)	(1.43)	—	—	(1.43)	41.45	(0.62)	(0.47)	0.45	0.45	2.58	2.58	39,380	11
Year ended May 31, 2017	39.16	1.25	3.81	—	5.06	(1.08)	—	—	(1.08)	43.14	13.19	13.97	0.79	0.45	2.75	3.09	42,060	23
Year ended May 31, 2016	44.05	1.01	(4.06)	—	(3.05)	(1.41)	—	(0.43)	(1.84)	39.16	(6.68)	(7.67)	1.35	0.45	1.75	2.65	28,388	22
Year ended May 31, 2015	43.04	0.87	1.08 (i)	—	1.95	(0.94)	—	—	(0.94)	44.05	4.56	4.94	1.21	0.45	1.22	1.98	27,529	11
Equities for Rising Rates ETF
Year ended May 31, 2019	49.54	0.81	(11.49)	—	(10.68)	(0.98)	—	—	(0.98)	37.88	(21.81)	(22.25)	0.35	0.35	1.75	1.75	3,788	89
July 24, 2017* through May 31, 2018	40.00	0.56	9.46	—	10.02	(0.48)	—	—	(0.48)	49.54	25.15	25.61	0.35	0.35	1.48	1.48	14,861	49

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 107

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Global Listed Private Equity ETF
Year ended May 31, 2019	$36.04	$1.67	$(2.67)	$—	$(1.00)	$(1.44)	$—	$—	$(1.44)	$33.60	(2.70)%	(2.88)%	1.22%	0.60%	4.25%	4.87%	$18,818	25%
Year ended May 31, 2018	43.21	2.76	(1.38)	—	1.38	(8.55)	—	—	(8.55)	36.04	3.54	3.27	1.97	0.60	5.59	6.95	18,922	23
Year ended May 31, 2017	38.00	3.04 (l)	3.87	—	6.91	(1.21)	—	(0.49)	(1.70)	43.21	18.83	18.49	1.87	0.60	6.50 (l)	7.77 (l)	11,882	34
Year ended May 31, 2016	42.13	2.13	(1.70)	—	0.43	(4.56)	—	—	(4.56)	38.00	1.57	2.27	1.90	0.60	4.21	5.51	9,499	21
Year ended May 31, 2015	44.25	1.59	(1.36)	—	0.23	(2.35)	—	—	(2.35)	42.13	0.79	0.60	1.93	0.60	2.53	3.86	14,746	18
Hedge Replication ETF
Year ended May 31, 2019	45.44	0.51	(1.06)	—	(0.55)	(0.36)	—	—	(0.36)	44.53	(1.21)	(1.39)	1.53	0.95	0.55	1.13	31,842	106
Year ended May 31, 2018	44.03	0.12	1.29	—	1.41	— (h)	—	—	— (h)	45.44	3.22	3.48	1.78	0.95	(0.57)	0.26	40,896	170
Year ended May 31, 2017	42.01	(0.19)	2.21	—	2.02	—	—	—	—	44.03	4.81	4.63	1.84	0.95	(1.33)	(0.45)	39,626	121
Year ended May 31, 2016	43.34	(0.27)	(1.06)	—	(1.33)	— (h)	—	—	— (h)	42.01	(3.06)	(2.99)	2.10	0.95	(1.79)	(0.64)	36,759	128
Year ended May 31, 2015	41.96	(0.27)	1.65	—	1.38	—	—	—	—	43.34	3.28	3.34	2.06	0.95	(1.74)	(0.63)	40,086	164

See accompanying notes to the financial statements.

108 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
High Yield-Interest Rate Hedged
Year ended May 31, 2019	$66.82	$4.04	$(2.41)	$0.02	$1.65	$(4.08)	$—	$—	$(4.08)	$64.39	2.50%	2.29%	0.50%	0.50%	6.10%	6.10%	$125,561	49%
Year ended May 31, 2018	68.59	3.90	(1.84)	0.03	2.09	(3.86)	—	—	(3.86)	66.82	3.10	2.73	0.50	0.50	5.75	5.75	172,054	42
Year ended May 31, 2017	64.45	3.75	3.90	0.08	7.73	(3.59)	—	—	(3.59)	68.59	12.29	12.61	0.61	0.50	5.49	5.59	140,613	50
Year ended May 31, 2016	73.42	3.95	(9.04)	0.05	(5.04)	(3.93)	—	—	(3.93)	64.45	(6.79)	(7.08)	0.85	0.50	5.63	5.98	88,617	51
Year ended May 31, 2015	79.52	3.97	(6.10)	0.10	(2.03)	(4.07)	—	—	(4.07)	73.42	(2.58)	(2.48)	0.81	0.50	4.92	5.24	128,488	82
Inflation Expectations ETF
Year ended May 31, 2019	28.66	0.59	(1.53)	0.01	(0.93)	(0.61)	—	—	(0.61)	27.12	(3.35)	(2.69)	1.75	0.30	0.63	2.08	7,593	120
Year ended May 31, 2018	27.81	0.54	1.11 (i)	0.01	1.66	(0.81)	—	—	(0.81)	28.66	6.14	3.62	1.21	0.30	1.07	1.98	10,029	46
Year ended May 31, 2017	27.46	0.64	0.09 (i)	0.01	0.74	(0.39)	—	—	(0.39)	27.81	2.71	2.91	1.21	0.32	1.36	2.25	57,012	190
Year ended May 31, 2016	30.95	0.37	(3.35)	0.01	(2.97)	(0.52)	—	—	(0.52)	27.46	(9.60)	(9.47)	4.83	0.75	(2.80)	1.28	3,433	121
Year ended May 31, 2015	35.81	0.13	(4.55)	0.01	(4.41)	(0.41)	—	(0.04)	(0.45)	30.95	(12.49)	(12.52)	3.68	0.75	(2.52)	0.41	3,869	110
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 109

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Investment Grade-Interest Rate Hedged
Year ended May 31, 2019	$74.89	$2.87	$(1.43)	$0.01		$1.45	$(2.97)	$—	$—	$(2.97)	$73.37	1.99%	1.51%	0.30%	0.30%	3.87%	3.87%	$295,317	22%
Year ended May 31, 2018	75.75	2.74	(0.97)	—	(h)	1.77	(2.63)	—	—	(2.63)	74.89	2.31	2.27	0.30	0.30	3.58	3.58	597,210	24
Year ended May 31, 2017	73.45	2.62	2.14	0.05		4.81	(2.51)	—	—	(2.51)	75.75	6.65	6.90	0.38	0.30	3.42	3.50	295,426	30
Year ended May 31, 2016	76.61	2.69	(3.20)	0.07		(0.44)	(2.72)	—	—	(2.72)	73.45	(0.48)	(0.76)	0.61	0.30	3.35	3.66	119,364	39
Year ended May 31, 2015	81.19	2.73	(4.87)	0.25		(1.89)	(2.69)	—	—	(2.69)	76.61	(2.38)	(2.74)	0.63	0.30	3.16	3.48	157,049	43
K-1 Free Crude Oil Strategy ETF(1)
Year ended May 31, 2019	24.32	0.27	(4.97)	—		(4.70)	(0.14)	—	—	(0.14)	19.48	(19.30)	(19.85)	0.65	0.65	1.24	1.24	11,198	—
Year ended May 31, 2018	18.93	0.10	6.63	—		6.73	(1.34)	—	—	(1.34)	24.32	36.41	37.11	0.65	0.65	0.46	0.46	12,160	—
September 26, 2016* through May 31, 2017	20.00	(0.04)	(1.03)	—		(1.07)	—	—	—	—	18.93	(5.33)	(5.70)	0.65	0.65	(0.31)	(0.31)	2,840	—

*  Commencement of investment operations.

(1)  Consolidated Financial Highlights.

See accompanying notes to the financial statements.

110 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Large Cap Core Plus
Year ended May 31, 2019	$67.55	$1.03	$(1.09)		$—	$(0.06)	$(0.97)	$—	$—	$(0.97)	$66.52	(0.08)%	(0.25)%	0.45%	0.45%	1.51%	1.51%	$756,295	52%
Year ended May 31, 2018	59.60	0.96	7.84		—	8.80	(0.85)	—	—	(0.85)	67.55	14.85	15.00	0.45	0.45	1.48	1.48	785,230	53
Year ended May 31, 2017	51.23	0.88	8.28		—	9.16	(0.79)	—	—	(0.79)	59.60	18.04	18.02	0.71	0.45	1.33	1.58	646,662	51
Year ended May 31, 2016	50.91	0.85	0.32	(i)	—	1.17	(0.85)	—	—	(0.85)	51.23	2.38	2.27	0.97	0.45	1.21	1.74	390,651	57
Year ended May 31, 2015(m)	46.85	0.76	4.03		—	4.79	(0.73)	—	—	(0.73)	50.91	10.27	10.48	0.97	0.45	1.01	1.53	488,727	49
Long Online/Short Stores ETF
Year ended May 31, 2019	48.31	(0.15)	2.93		—	2.78	—	—	—	—	51.09	5.74	5.56	0.65	0.65	(0.31)	(0.31)	48,787	53
November 14, 2017* through May 31, 2018	40.00	(0.08)	8.39		—	8.31	—	—	—	—	48.31	20.78	21.03	0.65	0.65	(0.32)	(0.32)	53,144	30

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 111

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Managed Futures Strategy ETF(1)
Year ended May 31, 2019	$39.58	$0.54	$0.20 (i)	$—	$0.74	$(0.58)	$(0.05)	$—	$(0.63)	$39.69	1.85%	0.89%	0.75%	0.75%	1.35%	1.35%	$3,771	2398%
Year ended May 31, 2018	41.09	0.12	(1.59)	—	(1.47)	(0.04)	—	—	(0.04)	39.58	(3.58)	(2.59)	0.75	0.75	0.31	0.31	2,969	1732
Year ended May 31, 2017	39.77	(0.16)	1.48	—	1.32	—	—	—	—	41.09	3.32	2.96	0.75	0.75	(0.41)	(0.41)	5,137	—
February 17, 2016* through May 31, 2016	40.00	(0.06)	(0.17)	—	(0.23)	—	—	—	—	39.77	(0.57)	(0.33)	0.76	0.76	(0.56)	(0.56)	5,966	—
Merger ETF
Year ended May 31, 2019	35.58	0.32	1.85	—	2.17	(0.51)	—	—	(0.51)	37.24	6.16	7.58	3.49	0.75	(1.87)	0.87	5,586	314
Year ended May 31, 2018	35.67	0.22	(0.18)	—	0.04	(0.13)	—	—	(0.13)	35.58	0.11	(1.26)	4.05	0.75	(2.68)	0.62	4,448	296
Year ended May 31, 2017	36.72	0.11	(0.89)	—	(0.78)	(0.27)	—	—	(0.27)	35.67	(2.13)	(1.54)	3.81	0.75	(2.77)	0.29	2,675	370
Year ended May 31, 2016	36.61	0.12	0.09	—	0.21	(0.10)	—	—	(0.10)	36.72	0.54	(0.71)	3.09	0.75	(2.01)	0.33	7,343	350
Year ended May 31, 2015	37.07	0.25	(0.49)	—	(0.24)	(0.22)	—	—	(0.22)	36.61	(0.63)	0.42	4.94	0.75	(3.50)	0.69	6,406	332

*  Commencement of investment operations.

(1)  Consolidated Financial Highlights.

See accompanying notes to the financial statements.

112 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Morningstar Alternatives Solution ETF
Year ended May 31, 2019	$37.58	$0.66		$(0.65)	$—	$0.01	$(0.64)	$—	$—	$(0.64)	$36.95	0.04%	(0.30)%	1.06%	0.22%	0.94%	1.78%		$6,652	67%
Year ended May 31, 2018	39.17	1.33		(1.59)	—	(0.26)	(1.33)	—	—	(1.33)	37.58	(0.68)	(0.71)	0.45	0.21	3.22	3.45		8,267	57
Year ended May 31, 2017	38.29	0.40		0.94	—	1.34	(0.45)	—	(0.01)	(0.46)	39.17	3.51	4.10	0.81	0.21	0.43	1.03		21,542	65
Year ended May 31, 2016	40.45	0.89		(2.21)	—	(1.32)	(0.84)	—	—	(0.84)	38.29	(3.25)	(3.78)	0.63	0.14	1.82	2.31		21,825	74
October 8, 2014* through May 31, 2015	40.00	0.21		0.44	—	0.65	(0.20)	—	—	(0.20)	40.45	1.62	1.66	1.18	0.16	(0.21)	0.82		23,458	34
MSCI EAFE Dividend Growers ETF
Year ended May 31, 2019	38.53	0.80		(2.59)	—	(1.79)	(0.82)	—	—	(0.82)	35.92	(4.72)	(4.92)	0.50	0.50	2.19	2.19		109,559	31
Year ended May 31, 2018	37.13	0.86		1.49	—	2.35	(0.95)	—	—	(0.95)	38.53	6.42	6.12	0.50	0.50	2.27	2.27		115,578	32
Year ended May 31, 2017	35.79	0.79		1.42	—	2.21	(0.87)	—	—	(0.87)	37.13	6.38	7.43	0.71	0.50	2.09	2.30		61,262	35
Year ended May 31, 2016	39.36	1.42	(j)	(4.26)	—	(2.84)	(0.73)	—	—	(0.73)	35.79	(7.23)	(8.43)	1.44	0.50	3.03 (j)	3.97	(j)	30,421	34
August 19, 2014* through May 31, 2015	40.00	1.02		(1.35)	—	(0.33)	(0.31)	—	—	(0.31)	39.36	(0.79)	0.06	2.01	0.50	1.89	3.40		11,808	24

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 113

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2019	$57.61	$1.20		$(1.67)	$—	$(0.47)	$(0.69)	$—	$—	$(0.69)	$56.45	(0.84)%	(0.43)%	0.60%	0.60%	2.15%	2.15%		$20,602	79%
Year ended May 31, 2018	52.18	1.11		5.60	—	6.71	(1.28)	—	—	(1.28)	57.61	13.02	12.43	0.60	0.60	1.93	1.93		20,163	61
Year ended May 31, 2017	45.51	0.86		7.07	—	7.93	(1.26)	—	—	(1.26)	52.18	17.80	18.81	1.11	0.60	1.27	1.78		10,436	73
January 25, 2016* through May 31, 2016	40.00	0.29		5.33	—	5.62	(0.11)	—	—	(0.11)	45.51	14.05	13.77	3.64	0.60	(1.18)	1.86		7,965	12
MSCI Europe Dividend Growers ETF
Year ended May 31, 2019	41.97	0.86		(3.24)	—	(2.38)	(0.87)	—	—	(0.87)	38.72	(5.79)	(5.77)	0.55	0.55	2.15	2.15		9,099	28
Year ended May 31, 2018	41.08	0.93		0.93	—	1.86	(0.97)	—	—	(0.97)	41.97	4.62	4.16	0.55	0.55	2.24	2.24		10,493	31
Year ended May 31, 2017	38.78	0.84		2.23	—	3.07	(0.77)	—	—	(0.77)	41.08	8.13	7.81	0.99	0.55	1.82	2.26		9,244	34
September 9, 2015* through May 31, 2016	40.00	1.04	(k)	(1.94)	—	(0.90)	(0.32)	—	—	(0.32)	38.78	(2.22)	(1.53)	3.26	0.55	1.00 (k)	3.71	(k)	6,787	25

*  Commencement of investment operations.

See accompanying notes to the financial statements.

114 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Online Retail ETF
July 13, 2018* through May 31, 2019	$40.00	$(0.09)	$(4.67)		$—	$(4.76)	$—	$—	$—	$—	$35.24	(11.90)%	(11.98)%	0.58%	0.58%	(0.30)%	(0.30)%	$21,144	46%
Pet Care ETF
November 5, 2018* through May 31, 2019	40.00	0.08	(0.10	)(i)	—	(0.02)	(0.04)	—	—	(0.04)	39.94	(0.04)	(0.08)	0.50	0.50	0.36	0.36	26,958	42

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 115

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
RAFITM Long/Short
Year ended May 31, 2019	$36.69	$0.64	$(1.81)	$—	$(1.17)	$(0.68)	$—	$—	$(0.68)	$34.84	(3.23)%	(3.17)%	2.55%	0.95%	0.18%	1.79%	$9,058	30%
Year ended May 31, 2018	37.89	0.56	(1.18)	—	(0.62)	(0.58)	—	—	(0.58)	36.69	(1.66)	(2.00)	1.83	0.95	0.62	1.50	11,923	14
Year ended May 31, 2017	39.10	0.52	(1.26)	—	(0.74)	(0.47)	—	—	(0.47)	37.89	(1.94)	(1.81)	1.45	0.95	0.84	1.34	25,575	11
Year ended May 31, 2016	40.99	0.71	(1.82)	—	(1.11)	(0.78)	—	—	(0.78)	39.10	(2.70)	(2.53)	1.41	0.95	1.35	1.80	41,059	69
Year ended May 31, 2015	42.79	0.55	(1.77)	—	(1.22)	(0.58)	—	—	(0.58)	40.99	(2.86)	(3.19)	1.17	0.95	1.09	1.31	50,218	65
Russell 2000 Dividend Growers ETF
Year ended May 31, 2019	56.29	1.26	0.67	—	1.93	(1.09)	—	—	(1.09)	57.13	3.48	3.55	0.40	0.40	2.17	2.17	630,109	26
Year ended May 31, 2018	53.30	1.11	2.89	—	4.00	(1.01)	—	—	(1.01)	56.29	7.57	7.53	0.40	0.40	2.03	2.03	406,693	20
Year ended May 31, 2017	44.78	0.94	8.31	—	9.25	(0.73)	—	—	(0.73)	53.30	20.75	20.70	0.46	0.40	1.77	1.82	410,391	26
Year ended May 31, 2016	39.43	0.88	5.22	—	6.10	(0.75)	—	—	(0.75)	44.78	15.71	15.39	0.91	0.40	1.60	2.11	85,089	14
February 3, 2015* through May 31, 2015	40.00	0.24	(0.67)	—	(0.43)	(0.14)	—	—	(0.14)	39.43	(1.09)	(0.74)	3.14	0.40	(0.83)	1.90	4,929	7

*  Commencement of investment operations.

See accompanying notes to the financial statements.

116 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Bond ETF
Year ended May 31, 2019	$80.84	$3.07	$2.70	$0.02	$5.79	$(3.03)	$—	$—	$(3.03)	$83.60	7.40%	7.21%	0.15%	0.15%	3.82%	3.82%	$27,169	29%
May 1, 2018* through May 31, 2018	80.00	0.23	0.44	0.17	0.84	—	—	—	—	80.84	1.05	1.36	0.15	0.15	3.50	3.50	32,336	4
S&P 500® Dividend Aristocrats ETF
Year ended May 31, 2019	62.21	1.42	2.94	—	4.36	(1.43)	—	—	(1.43)	65.14	7.10	7.07	0.35	0.35	2.17	2.17	4,520,918	20
Year ended May 31, 2018	57.46	1.37	4.54	—	5.91	(1.16)	—	—	(1.16)	62.21	10.34	10.34	0.35	0.35	2.23	2.23	3,493,291	22
Year ended May 31, 2017	53.14	1.18	4.28	—	5.46	(1.14)	—	—	(1.14)	57.46	10.41	10.43	0.41	0.35	2.08	2.14	3,008,063	16
Year ended May 31, 2016	50.38	1.11	2.65	—	3.76	(1.00)	—	—	(1.00)	53.14	7.64	7.69	0.56	0.35	2.00	2.21	1,918,336	21
Year ended May 31, 2015	45.59	1.03	4.58	—	5.61	(0.82)	—	—	(0.82)	50.38	12.39	12.29	0.58	0.35	1.87	2.10	743,101	18
S&P 500® Ex-Energy ETF
Year ended May 31, 2019	56.44	0.93	1.92	—	2.85	(0.88)	—	—	(0.88)	58.41	5.10	5.03	0.27	0.27	1.60	1.60	6,717	6
Year ended May 31, 2018	50.44	0.87	5.98	—	6.85	(0.85)	—	—	(0.85)	56.44	13.67	13.98	0.27	0.27	1.61	1.61	7,055	4
Year ended May 31, 2017	43.32	0.83	7.10	—	7.93	(0.81)	—	—	(0.81)	50.44	18.49	18.78	0.27	0.27	1.81	1.81	6,305	4
September 22, 2015* through May 31, 2016	40.00	0.55	3.15	—	3.70	(0.38)	—	—	(0.38)	43.32	9.28	8.79	0.27	0.27	1.93	1.93	8,664	4

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 117

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Financials ETF
Year ended May 31, 2019	$55.43	$0.96	$1.33	$—	$2.29	$(0.87)	$—	$—	$(0.87)	$56.85	4.14%	5.98%	0.27%	0.27%	1.67%	1.67%	$1,990	6%
Year ended May 31, 2018	49.53	0.89	5.85	—	6.74	(0.84)	—	—	(0.84)	55.43	13.73	12.00	0.27	0.27	1.68	1.68	1,386	8
Year ended May 31, 2017	43.36	0.83	6.32	—	7.15	(0.98)	—	—	(0.98)	49.53	16.71	18.15	0.27	0.27	1.84	1.84	1,238	8
September 22, 2015* through May 31, 2016	40.00	0.59	3.39	—	3.98	(0.62)	—	—	(0.62)	43.36	10.00	8.43	0.27	0.27	2.06	2.06	2,168	4
S&P 500® Ex-Health Care ETF
Year ended May 31, 2019	56.95	0.99	0.62	—	1.61	(0.99)	—	—	(0.99)	57.57	2.88	2.13	0.27	0.27	1.72	1.72	1,439	6
Year ended May 31, 2018	50.44	0.94	6.42	—	7.36	(0.85)	—	—	(0.85)	56.95	14.68	16.29	0.27	0.27	1.73	1.73	1,424	8
Year ended May 31, 2017	43.51	0.87	7.09	—	7.96	(1.03)	—	—	(1.03)	50.44	18.55	19.80	0.27	0.27	1.89	1.89	1,261	9
September 22, 2015* through May 31, 2016	40.00	0.62	3.54	—	4.16	(0.65)	—	—	(0.65)	43.51	10.45	8.61	0.27	0.27	2.16	2.16	2,175	5

*  Commencement of investment operations.

See accompanying notes to the financial statements.

118 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Technology ETF
Year ended May 31, 2019	$51.48	$0.96	$0.62	$—	$1.58	$(0.97)	$—	$—	$(0.97)	$52.09	3.10%	2.07%	0.27%	0.27%	1.83%	1.83%	$3,126	22%
Year ended May 31, 2018	47.50	0.96	3.89	—	4.85	(0.87)	—	—	(0.87)	51.48	10.29	11.20	0.27	0.27	1.87	1.87	2,574	4
Year ended May 31, 2017	42.78	0.85	4.82	—	5.67	(0.95)	—	—	(0.95)	47.50	13.43	13.50	0.27	0.27	1.91	1.91	1,187	6
September 22, 2015* through May 31, 2016	40.00	0.58	2.81	—	3.39	(0.61)	—	—	(0.61)	42.78	8.54	8.70	0.27	0.27	2.06	2.06	3,208	5
S&P MidCap 400® Dividend Aristocrats ETF
Year ended May 31, 2019	53.89	1.06	1.53	—	2.59	(1.00)	—	—	(1.00)	55.48	4.84	4.81	0.40	0.40	1.89	1.89	615,828	32
Year ended May 31, 2018	51.35	1.00	2.51	—	3.51	(0.97)	—	—	(0.97)	53.89	6.89	6.86	0.40	0.40	1.89	1.89	379,949	29
Year ended May 31, 2017	45.12	0.83	6.06	—	6.89	(0.66)	—	—	(0.66)	51.35	15.36	15.32	0.45	0.40	1.61	1.66	419,777	25
Year ended May 31, 2016	40.32	0.82	4.65	—	5.47	(0.67)	—	—	(0.67)	45.12	13.81	12.88	1.03	0.40	1.35	1.98	77,830	32
February 3, 2015* through May 31, 2015	40.00	0.24	0.18	—	0.42	(0.10)	—	—	(0.10)	40.32	1.07	1.99	2.88	0.40	(0.65)	1.83	7,056	7

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 119

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Term USD Emerging Markets Bond ETF
Year ended May 31, 2019	$75.00	$2.62	$0.46	$—	$3.08	$(2.67)	$—	$—	$(2.67)	$75.41	4.20%	4.31%	1.99%	0.50%	2.02%	3.51%	$7,541	40%
Year ended May 31, 2018	78.16	2.43	(3.22)	0.11	(0.68)	(2.48)	—	—	(2.48)	75.00	(0.91)	(1.16)	1.67	0.50	2.00	3.17	11,250	54
Year ended May 31, 2017	76.95	2.89	1.63	—	4.52	(3.31)	—	—	(3.31)	78.16	6.03	5.08	2.09	0.50	2.13	3.72	7,816	49
Year ended May 31, 2016	76.69	4.90	0.56 (i)	—	5.46	(5.20)	—	—	(5.20)	76.95	7.44	8.50	2.81	0.50	4.10	6.41	3,847	52
Year ended May 31, 2015	81.65	3.69	(5.00)	—	(1.31)	(3.65)	—	—	(3.65)	76.69	(1.59)	(0.71)	1.77	0.50	3.45	4.71	7,669	106

See accompanying notes to the financial statements.

120 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.47 and 1.32%, respectively.

(k)  Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.36 and 1.28%, respectively.

(l)  Reflects a special dividend paid out during the period by one of the Fund's holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $1.81 and the net investment income (loss) net of waivers ratio would have been 4.64%.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 121

NOTES TO FINANCIAL STATEMENTS

122 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 121 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is considered to be "non-diversified" under the 1940 Act, except for ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares High Yield-Interest Rate Hedged, ProShares Investment Grade-Interest Rate Hedged, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares S&P 500® Bond ETF, ProShares S&P 500® Dividend Aristocrats ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, ProShares S&P MidCap 400® Dividend Aristocrats ETF and ProShares Short Term USD Emerging Markets Bond ETF.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day. The NAV of ProShares CDS Short North American HY Credit ETF, ProShares High Yield — Interest Rate Hedged, ProShares Inflation Expectations ETF, ProShares Investment Grade — Interest Rate Hedged, ProShares Managed Futures Strategy ETF, ProShares S&P 500® Bond ETF and ProShares Short Term USD Emerging Markets Bond ETF is typically calculated as of 3:00 p.m. (Eastern Time) on each business day. The NAV of ProShares K-1 Free Crude Oil Strategy ETF is typically calculated as of 2:30 p.m. (Eastern Time) on each business day when the Cboe BZX Exchange Inc. ("BZX Exchange") is open for trading. The NAV of each of ProShares MSCI EAFE Dividend Growers ETF and ProShares MSCI Europe Dividend Growers ETF is typically calculated as of 11:30 a.m. Eastern Time (this time may vary due to differences in when daylight savings time is effective between London and New York. The actual valuation time is 4:30 p.m., London Time).

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds held by Morningstar Alternatives Solution ETF are valued at the mean of the closing composite bid/ask spread, and will typically be categorized as Level 2 in the fair value hierarchy. Exchange traded funds held by other Funds are generally valued at the closing price, if available, or the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for U.S. Treasury securities and at the bid or evaluated bid price for Sovereign, Sub-Sovereign and Quasi-Sovereign bonds and corporate bonds. Centrally cleared index-based swaps are generally valued at the mean between the bid and asked prices as furnished by an independent pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are generally valued at their last sale price prior to the time at which the NAV of a Fund is determined. Bond, commodity and currency futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 123

by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2019, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs								Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
CDS Short North American HY Credit ETF	—	—	—	—	—	—	—	—	$6,116,956	$(327,579)	—	$6,116,956	$(327,579)
Decline of the Retail Store ETF	—	—	—	—	—	—	—	—	2,740,360	(1,224,133)	—	2,740,360	(1,224,133)
DJ Brookfield Global Infrastructure ETF	$98,724,402	—	—	$14,218	—	—	—	—	203,394	—	—	98,942,014	—
Equities for Rising Rates ETF	3,768,326	—	—	—	—	—	—	—	11,718	—	—	3,780,044	—
Global Listed Private Equity ETF	18,708,541	—	—	—	—	—	—	—	80,561	—	—	18,789,102	—
Hedge Replication ETF	2,893,878	—	$32,787	—	—	$23,414,663	—	—	3,734,356	666,689	—	30,042,897	699,476
High Yield-Interest Rate Hedged	—	—	(664,026)	—	—	—	$121,615,638	—	1,481,174	—	—	123,096,812	(664,026)
Inflation Expectations ETF	—	—	—	—	—	6,647,015	—	—	800,996	(2,262,730)	—	7,448,011	(2,262,730)
Investment Grade- Interest Rate Hedged	—	$703,688	(3,731,589)	—	—	—	286,558,721	—	2,894,116	—	—	290,156,525	(3,731,589)
K-1 Free Crude Oil Strategy ETF	—	—	(1,635,875)	—	—	2,993,877	—	—	11,131,673	—	—	14,125,550	(1,635,875)
Large Cap Core Plus	724,580,369	25,344	—	—	—	—	—	—	10,949,422	14,838,288	—	735,555,135	14,838,288

124 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs								Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Long Online/ Short Stores ETF	$43,556,909	$3,187,901	—	—	—	—	—	—	$1,061,578	$3,279,623	—	$47,806,388	$3,279,623
Managed Futures Strategy ETF	—	—	$(25,644)	—	—	—	—	—	3,684,519	—	—	3,684,519	(25,644)
Merger ETF	4,208,927	—	—	—	$2,223	$697,169	—	—	575,768	(73,458)	$13,410	5,484,087	(60,048)
Morningstar Alternatives Solution ETF	—	532,525	—	$6,650,198	—	—	—	—	2,612	—	—	7,185,335	—
MSCI EAFE Dividend Growers ETF	108,487,798	—	—	—	—	—	—	—	—	—	—	108,487,798	—
MSCI Emerging Markets Dividend Growers ETF	20,011,439	—	—	502,806	—	—	—	—	—	—	—	20,514,245	—
MSCI Europe Dividend Growers ETF	8,994,169	—	—	—	—	—	—	—	7,804	—	—	9,001,973	—
Online Retail ETF	21,109,025	1,363,152	—	—	—	—	—	—	40,844	—	—	22,513,021	—
Pet Care ETF	26,907,791	—	—	—	—	—	—	—	44,118	—	—	26,951,909	—
RAFITM Long/Short	7,709,195	13,538	—	—	—	—	—	—	1,129,669	(1,558,391)	—	8,852,402	(1,558,391)
Russell 2000 Dividend Growers ETF	627,084,308	9,675,999	—	—	—	—	—	—	1,948,635	—	—	638,708,942	—
S&P 500® Bond ETF	—	92,250	—	—	—	—	$26,756,332	—	251,007	—	—	27,099,589	—
S&P 500® Dividend Aristocrats ETF	4,511,052,790	—	—	—	—	—	—	—	1,611,721	—	—	4,512,664,511	—
S&P 500® Ex-Energy ETF	6,682,052	—	—	—	—	—	—	—	24,716	—	—	6,706,768	—
S&P 500® Ex-Financials ETF	1,978,375	—	—	—	—	—	—	—	7,532	—	—	1,985,907	—
S&P 500® Ex-Health Care ETF	1,431,765	—	—	—	—	—	—	—	4,951	—	—	1,436,716	—
S&P 500® Ex-Technology ETF	3,110,108	—	—	—	—	—	—	—	9,583	—	—	3,119,691	—
S&P MidCap 400® Dividend Aristocrats ETF	614,450,929	13,343,945	—	—	—	—	—	—	721,098	—	—	628,515,972	—
Short Term USD Emerging Markets Bond ETF	—	—	—	—	—	—	1,752,719	$5,660,376	45,271	—	—	7,458,366	—

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 125

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets except that such translations with respect to the ProShares DJ Brookfield Global Infrastructure ETF, ProShares Global Listed Private Equity ETF, ProShares Merger ETF and ProShares MSCI Emerging Markets Dividend Growers each utilize the last quoted New York rates prior to 4:00 p.m. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2019, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 2.48%, dated 5/31/2019, due 6/3/2019 (1)	BNP Paribas Securities Corp., 2.15%, dated 5/31/2019, due 6/3/2019 (2)	BNP Paribas Securities Corp., 2.49%, dated 5/31/2019, due 6/3/2019 (3)	Credit Suisse Securities (USA) LLC, 2.40%, dated 5/31/2019, due 6/3/2019 (4)	Credit Suisse Securities (USA) LLC, 2.43%, dated 5/31/2019, due 6/3/2019 (5)	ING Financial Markets LLC, 2.47%, dated 5/31/2019, due 6/3/2019 (6)	Total
CDS Short North American HY Credit ETF	$853,656	$141,363	$3,008,122	$731,704	$894,307	$487,804	$6,116,956
Decline of the Retail Store ETF	382,433	63,330	1,347,620	327,800	400,644	218,533	2,740,360
DJ Brookfield Global Infrastructure ETF	28,385	4,700	100,022	24,330	29,736	16,221	203,394
Equities for Rising Rates ETF	1,635	271	5,763	1,402	1,713	934	11,718
Global Listed Private Equity ETF	11,243	1,862	39,617	9,637	11,778	6,424	80,561
Hedge Replication ETF	521,151	86,301	1,836,436	446,701	545,967	297,800	3,734,356
High Yield-Interest Rate Hedged	206,706	34,230	728,394	177,177	216,550	118,117	1,481,174
Inflation Expectations ETF	111,784	18,511	393,904	95,814	117,107	63,876	800,996
Investment Grade-Interest Rate Hedged	403,890	66,883	1,423,233	346,192	423,123	230,795	2,894,116
K-1 Free Crude Oil Strategy ETF	1,553,489	257,252	5,474,198	1,331,562	1,627,464	887,708	11,131,673
Large Cap Core Plus	1,528,054	253,041	5,384,573	1,309,761	1,600,819	873,174	10,949,422
Long Online/Short Stores ETF	148,149	24,533	522,050	126,985	155,204	84,657	1,061,578
Managed Futures Strategy ETF	514,196	85,149	1,811,928	440,739	538,681	293,826	3,684,519
Merger ETF	80,352	13,306	283,144	68,873	84,178	45,915	575,768
Morningstar Alternatives Solution ETF	365	60	1,285	312	382	208	2,612
MSCI Europe Dividend Growers ETF	1,089	181	3,838	933	1,141	622	7,804
Online Retail ETF	5,700	944	20,086	4,886	5,971	3,257	40,844
Pet Care ETF	6,157	1,020	21,696	5,277	6,450	3,518	44,118
RAFITM Long/Short	157,652	26,107	555,534	135,130	165,159	90,087	1,129,669
Russell 2000 Dividend Growers ETF	271,943	45,033	958,276	233,094	284,893	155,396	1,948,635
S&P 500® Bond ETF	35,030	5,801	123,437	30,025	36,698	20,016	251,007
S&P 500® Dividend Aristocrats ETF	224,925	37,247	792,593	192,793	235,634	128,529	1,611,721
S&P 500® Ex-Energy ETF	3,449	571	12,155	2,957	3,613	1,971	24,716

126 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund Name	Bank of America Securities, Inc., 2.48%, dated 5/31/2019, due 6/3/2019 (1)	BNP Paribas Securities Corp., 2.15%, dated 5/31/2019, due 6/3/2019 (2)	BNP Paribas Securities Corp., 2.49%, dated 5/31/2019, due 6/3/2019 (3)	Credit Suisse Securities (USA) LLC, 2.40%, dated 5/31/2019, due 6/3/2019 (4)	Credit Suisse Securities (USA) LLC, 2.43%, dated 5/31/2019, due 6/3/2019 (5)	ING Financial Markets LLC, 2.47%, dated 5/31/2019, due 6/3/2019 (6)	Total
S&P 500® Ex-Financials ETF	$1,051	$174	$3,704	$901	$1,101	$601	$7,532
S&P 500® Ex-Health Care ETF	691	114	2,435	592	724	395	4,951
S&P 500® Ex-Technology ETF	1,337	221	4,713	1,146	1,401	765	9,583
S&P MidCap 400® Dividend Aristocrats ETF	100,633	16,665	354,613	86,257	105,425	57,505	721,098
Short Term USD Emerging Markets Bond ETF	6,318	1,046	22,263	5,415	6,619	3,610	45,271
	$7,161,463	$1,185,916	$25,235,632	$6,138,395	$7,502,482	$4,092,264	$51,316,152

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2019 as follows:

(1)  U.S. Treasury Notes, 1.25% to 1.88%, due 3/31/2021 to 4/30/2022, which had an aggregate value at the Trust level of $535,500,105.

(2)  U.S. Treasury Bills, 0%, due 9/12/2019 to 10/10/2019; U.S. Treasury Bond, 0%, due 5/15/2049; U.S. Treasury Notes, 0.38% to 1.88%, due 3/31/2020 to 7/15/2025, which had an aggregate value at the Trust level of $88,676,981.

(3)  U.S. Treasury Bills, 0%, due 7/18/2019 to 2/27/2020; U.S. Treasury Bonds, 0% to 4.38%, due 1/15/2026 to 8/15/2048; U.S. Treasury Notes, 0.38% to 3%, due 1/31/2020 to 7/15/2028, which had an aggregate value at the Trust level of $1,887,000,037.

(4)  U.S. Treasury Bonds, 0%, due 8/15/2020 to 8/15/2048; U.S. Treasury Notes, 1.13% to 1.88%, due 2/28/2021 to 9/30/2022, which had an aggregate value at the Trust level of $459,091,800.

(5)  U.S. Treasury Bonds, 0% to 3%, due 11/15/2019 to 8/15/2048; U.S. Treasury Notes, 1.13% to 2.75%, due 2/28/2021 to 12/31/2025, which had an aggregate value at the Trust level of $561,113,603.

(6)  U.S. Treasury Bills, 0%, due 9/12/2019 to 11/29/2019; U.S. Treasury Bonds, 2.75% to 6.25%, due 8/15/2023 to 2/15/2047; U.S. Treasury Notes, 0.13% to 3%, due 4/30/2020 to 8/15/2027, which had an aggregate value at the Trust level of $306,000,028.

Equity Securities

Certain Funds may invest in equity securities, including in shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs") and Business Development Companies ("BDCs")

REITs and BDCs report information on the source of their distributions annually. A portion of distributions received from REITs and BDCs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and BDCs.

Debt Instruments

Certain Funds may invest in debt instruments, including U.S. government securities; foreign sovereign, sub-sovereign, quasi-sovereign and supranational; Foreign and U.S. investment grade corporate debt securities. Additionally, certain Funds may invest in (lower rated) debt instruments (also known as "junk bonds") that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 127

collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

Sovereign/Sub-Sovereign/Quasi-Sovereign Debt Securities

ProShares Short Term USD Emerging Markets Bond ETF principally invests in USD-denominated Emerging Market bonds that have between zero to five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership. These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for the Fund to source.

U.S. Treasury Inflation-Protected Securities

U.S. Treasury Inflation-Protected Securities ("TIPs") are inflation-protected public obligations of the U.S. Treasury. Inflation-protected bonds are fixed-income securities whose interest and principal payments are periodically adjusted for inflation. As the index measuring inflation changes, the interest and principal payments of inflation-protected bonds will be adjusted accordingly. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed rate bonds.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds whose objective is tied to an index or benchmark, the Advisor uses a passive approach to investing that is designed to track the performance of the Fund's underlying index or benchmark. Each such Fund attempts to achieve its investment objective by investing all, or substantially all, of its assets in investments that make up its index or in financial instruments that provide similar exposure. ProShares CDS Short North American HY Credit ETF, which is actively managed, seeks to provide inverse exposure to the credit of North American high yield debt issuers, primarily through investing in a portfolio of credit derivatives. ProShares Managed Futures Strategy ETF, which is also actively managed, seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets, primarily by gaining exposure to derivative instruments by investing in a Cayman Islands subsidiary that invests in commodity futures contracts. ProShares K-1 Free Crude Oil Strategy ETF seeks to provide total return through actively managed exposure to the West Texas Intermediate crude oil futures markets, primarily by gaining exposure to derivative instruments by investing in Cayman Islands subsidiary that invests in commodity futures contracts.

In connection with its management of certain series of the Trust included in this report (i.e. ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Managed Futures Strategy ETF	49%
Merger ETF	48%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding forward currency contracts and/or non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement

128 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index and commodity futures and in the range of approximately 1% to 3% of the contract amount for bond and currency futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security, currency, commodity or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 129

more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund (but generally not credit default swaps) calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addition, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

ProShares CDS Short North American HY Credit ETF Fund primarily invests in centrally cleared, index-based credit default swaps ("CDS") that provide credit exposure through a single trade to a basket of reference entities. In the case of a CDS, the agreement will reference one or more debt securities, an index or reference entities. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the dif-

ference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. The ProShares CDS Short North American HY Credit ETF will normally be a "buyer" of credit protection on North American high yield debt issuers through index-based CDS.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date. In connection with CDS in which a Fund is a "buyer", the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the Fund's maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearing house counterparty). In connection with CDS in which a Fund is a "seller", however, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction.

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

The counterparty risk for centrally cleared swaps is generally lower than for uncleared, over-the-counter swaps because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a centrally cleared swap, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the centrally cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin" to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process

130 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

known as "marking-to-market." The variation margin payment also includes the daily portion of the periodic payment stream.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2019 contractually terminate within 21 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity, commodity and credit.

As the Funds' investment objective is to provide investment results, before fees and expenses, that correspond to the return of its underlying index on a daily basis (except for the ProShares CDS Short North American HY Credit ETF, which seeks to provide inverse exposure to the credit of North American high yield debt issuers, ProShares K-1 Free Crude Oil Strategy ETF, which seeks to provide total return through actively managed exposure to the West Intermediate crude oil futures markets, and ProShares Managed Futures Strategy ETF, which seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets), the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk and for the foreign currency contracts held by ProShares Merger ETF and for the currency futures contracts held by ProShares Hedge Replication ETF and ProShares Managed Futures Strategy ETF, the primary risk is foreign currency risk. The primary risk for the ProShares CDS Short North American HY Credit ETF is high yield credit risk and the primary risk for ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF is commodity market risk.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 131

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2019

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded and Centrally cleared swap agreements/ Forward currency contracts	Net assets consist of:
Net unrealized
appreciation
(depreciation) on:
futures contracts
and centrally
cleared swap
agreements*;
Assets: Unrealized
appreciation on
non-exchange
traded swap
agreements and
forward currency
contracts	Net assets consist of:
Net unrealized
appreciation
(depreciation) on
futures contracts
and centrally
cleared swap
agreements*;
Liabilities: Unrealized
depreciation on
non-exchange
traded swap
agreements and
forward currency
				contracts
		CDS Short North American HY Credit ETF	$7,216		CDS Short North American HY Credit ETF	—
		Decline of the Retail Store ETF	51,591		Decline of the Retail Store ETF	$1,275,724
		Hedge Replication ETF	700,423		Hedge Replication ETF	947
		High Yield-Interest Rate Hedged	—		High Yield-Interest Rate Hedged	664,026
		Inflation Expectations ETF	214,872		Inflation Expectations ETF	2,477,602
		Investment Grade-Interest Rate Hedged	—		Investment Grade-Interest Rate Hedged	3,731,589
		K-1 Free Crude Oil Strategy ETF	—		K-1 Free Crude Oil Strategy ETF	1,635,875
		Large Cap Core Plus	15,463,185		Large Cap Core Plus	624,897
		Long Online/Short Stores ETF	4,758,168		Long Online/Short Stores ETF	1,478,545
		Managed Futures Strategy ETF	—		Managed Futures Strategy ETF	25,644
		Merger ETF	14,082		Merger ETF	74,130
		RAFITM Long/Short	7,825		RAFITM Long/Short	1,566,216

*  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap agreements as reported in the Schedule of Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

132 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2019

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded and Centrally cleared swap agreements/ Forward currency contracts	Net realized gain (loss) on Expiration or closing of: futures contracts, non-exchange traded and centrally cleared swap agreements and Settlement of forward foreign currency contracts; Change in net unrealized appreciation (depreciation) on: Futures contracts, Non-exchange traded and Centrally cleared swap agreements and Foreign currency translations	CDS Short North American HY Credit ETF	$(230,146)	$69,836
		Decline of the Retail Store ETF	(598,318)	557,810
		Hedge Replication ETF	(1,922,132)	379,620
		High Yield-Interest Rate Hedged	(3,281,106)	(1,277,555)
		Inflation Expectations ETF	1,519,865	(2,556,795)
		Investment Grade-Interest Rate Hedged	(13,356,801)	(5,532,431)
		K-1 Free Crude Oil Strategy ETF	(8,427,531)	(965,645)
		Large Cap Core Plus	(15,436,095)	8,876,905
		Long Online/Short Stores ETF	—	3,864,543
		Managed Futures Strategy ETF	50,179	(44,050)
		Merger ETF	136,723	(4,457)
		RAFITM Long/Short	(39,073)	(548,206)

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2019, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships and passive foreign investment companies mark-to-market) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 133

The tax character of distributions paid for the most recent tax years ended October 31, 2018 and October 31, 2017, were as follows:

	Year Ended October 31, 2018				Year Ended October 31, 2017
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Decline of the Retail Store ETF	$84,339	—	—	$84,339	—	—	—	—
DJ Brookfield Global Infrastructure ETF	1,329,046	—	—	1,329,046	$1,256,466	—	—	$1,256,466
Equities for Rising Rates ETF	215,939	—	—	215,939	52,768	—	—	52,768
Global Listed Private Equity ETF	1,816,051	—	—	1,816,051	872,425	—	—	872,425
Hedge Replication ETF	176,827	—	—	176,827	—	—	—	—
High Yield-Interest Rate Hedged	9,660,301	—	—	9,660,301	6,775,420	—	—	6,775,420
Inflation Expectations ETF	273,723	—	—	273,723	862,831	—	—	862,831
Investment Grade-Interest Rate Hedged	18,902,787	—	—	18,902,787	8,401,242	—	—	8,401,242
K-1 Free Crude Oil Strategy ETF	333,810	—	—	333,810	—	—	—	—
Large Cap Core Plus	10,173,127	—	—	10,173,127	9,329,901	—	—	9,329,901
Managed Futures Strategy ETF	9,761	—	—	9,761	—	—	—	—
Merger ETF	56,122	—	—	56,122	28,383	—	—	28,383
Morningstar Alternatives Solution ETF	309,902	—	—	309,902	269,352	—	—	269,352
MSCI EAFE Dividend Growers ETF	3,162,771	—	—	3,162,771	1,261,751	—	—	1,261,751
MSCI Emerging Markets Dividend Growers ETF	418,222	—	—	418,222	251,008	—	—	251,008
MSCI Europe Dividend Growers ETF	247,112	—	—	247,112	174,405	—	—	174,405
RAFITM Long/Short	222,001	—	—	222,001	460,654	—	—	460,654
Russell 2000 Dividend Growers ETF	8,185,193	—	—	8,185,193	6,873,181	—	—	6,873,181
S&P 500® Bond ETF	475,751	—	—	475,751	—	—	—	—
S&P 500® Dividend Aristocrats ETF	77,674,244	—	—	77,674,244	59,289,367	—	—	59,289,367
S&P 500® Ex-Energy ETF	110,279	—	—	110,279	121,844	—	—	121,844
S&P 500® Ex-Financials ETF	21,936	—	—	21,936	25,202	—	—	25,202
S&P 500® Ex-Health Care ETF	23,332	—	—	23,332	25,891	—	—	25,891
S&P 500® Ex-Technology ETF	44,833	—	—	44,833	24,519	—	—	24,519

134 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Year Ended October 31, 2018				Year Ended October 31, 2017
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
S&P MidCap 400® Dividend Aristocrats ETF	$7,991,087	—	—	$7,991,087	$6,042,516	—	—	$6,042,516
Short Term USD Emerging Markets Bond ETF	329,112	—	—	329,112	284,043	—	—	284,043

At October 31, 2018 (the Funds' most recent tax year end) the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
CDS Short North American HY Credit ETF	—	—	$(838,971)	$80,281
Decline of the Retail Store ETF	$4,384	—	(1,358,882)	(1,753,595)
DJ Brookfield Global Infrastructure ETF	—	—	(1,810,286)	(1,318,989)
Equities for Rising Rates ETF	105	—	—	(1,076,951)
Global Listed Private Equity ETF	73,509	—	(1,828,241)	(1,563,167)
Hedge Replication ETF	—	—	—	49,965
High Yield-Interest Rate Hedged	901,355	—	(23,595,626)	(7,200,825)
Inflation Expectations ETF	17,516	—	(4,835,768)	577,167
Investment Grade-Interest Rate Hedged	1,633,731	—	(551,909)	(25,793,543)
K-1 Free Crude Oil Strategy ETF	84,245	—	—	(2,574,948)
Large Cap Core Plus	741,500	—	—	(20,925,152)
Long Online/Short Stores ETF	—	—	(172,193)	(9,091,622)
Managed Futures Strategy ETF	35,122	—	—	(95,708)
Merger ETF	—	—	(653,946)	28,180
Morningstar Alternatives Solution ETF	18	—	(1,659,750)	(246,737)
MSCI EAFE Dividend Growers ETF	54,539	—	(2,614,556)	(2,866,876)
MSCI Emerging Markets Dividend Growers ETF	—	—	—	(2,892,550)
MSCI Europe Dividend Growers ETF	—	—	(287,870)	(502,906)
Online Retail ETF	—	—	(69,015)	(4,348,153)
RAFITM Long/Short	11,762	—	(20,284,663)	635,351
Russell 2000 Dividend Growers ETF	810,692	—	—	(14,935,767)
S&P 500® Bond ETF	102,114	—	(17,082)	(647,338)
S&P 500® Dividend Aristocrats ETF	8,540,615	—	—	155,983,934
S&P 500® Ex-Energy ETF	8,342	—	—	(772,809)
S&P 500® Ex-Financials ETF	1,372	—	(6,338)	57,458
S&P 500® Ex-Health Care ETF	1,462	—	(5,777)	45,417
S&P 500® Ex-Technology ETF	3,629	—	—	(139,006)
S&P MidCap 400® Dividend Aristocrats ETF	622,395	—	(5,166,826)	3,621,071
Short Term USD Emerging Markets Bond ETF	18,910	—	(455,016)	(174,958)

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, designation of tax distributions as a return of capital, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses resulted in reclassifications, as of October 31, 2018 (the Funds' most recent tax year end), among the Funds' components of net assets.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 135

As of October 31, 2018 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, are not subject to expiration, and must be utilized prior to certain, older CLCFs, which are treated as short-term capital losses regardless of whether the originating capital loss was short-term or long-term and do carry an expiration date.

At October 31, 2018, (the Funds' most recent tax year end), the following Funds had available CLCFs:

	Expiring October 31, 2019	No Expiration Date	Total
CDS Short North American HY Credit ETF	—	$759,362	$759,362
Decline of the Retail Store ETF	—	1,358,882	1,358,882
DJ Brookfield Global Infrastructure ETF	—	1,810,286	1,810,286
Global Listed Private Equity ETF	—	1,828,241	1,828,241
High Yield-Interest Rate Hedged	—	23,595,626	23,595,626
Inflation Expectations ETF	—	4,835,768	4,835,768
Investment Grade-Interest Rate Hedged	—	551,909	551,909
Merger ETF	—	653,946	653,946
Morningstar Alternatives Solution ETF	—	1,659,750	1,659,750
MSCI EAFE Dividend Growers ETF	—	2,614,556	2,614,556
MSCI Europe Dividend Growers ETF	—	287,870	287,870
Online Retail ETF	—	43,403	43,403
RAFITM Long/Short	$1,128,449	19,156,214	20,284,663
S&P 500® Bond ETF	—	17,082	17,082
S&P 500® Ex-Financials ETF	—	6,338	6,338
S&P 500® Ex-Health Care ETF	—	5,777	5,777
S&P MidCap 400® Dividend Aristocrats ETF	—	5,166,826	5,166,826
Short Term USD Emerging Markets Bond ETF	—	455,016	455,016

At October 31, 2018, (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2018:

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
CDS Short North American HY Credit ETF	—	$79,609
Equities for Rising Rates ETF	$7,815	—
Hedge Replication ETF	262,440	—
High Yield-Interest Rate Hedged	2,723,263	—
Investment Grade-Interest Rate Hedged	16,223,774	—
Long Online/Short Stores ETF	—	172,193
Managed Futures Strategy ETF	3,172	—
Merger ETF	33,414	—
MSCI EAFE Dividend Growers ETF	170,438	—
MSCI Emerging Markets Dividend Growers ETF	49,028	—
Online Retail ETF	—	25,612
RAFITM Long/Short	1,394,310	—
S&P 500® Dividend Aristocrats ETF	1,857,799	—

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or

136 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund subject to an expense limitation, as outlined in the table below (the "Capped Funds"), pursuant to an Investment Advisory Agreement. For its investment advisory services, each Capped Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Capped Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Capped Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Capped Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

For the year ended May 31, 2019, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
CDS Short North American HY Credit ETF	0.65%	0.10%	$37,499	$5,769	$38,069	0.50%	September 30, 2019
Global Listed Private Equity ETF	0.50	0.10	97,557	19,511	3,926	0.60	September 30, 2019
Hedge Replication ETF	0.75	0.10	245,258	—	—	0.95	September 30, 2019
Inflation Expectations ETF	0.55	0.10	63,841	11,607	92,778	0.30	September 30, 2019
Merger ETF	0.75	0.10	37,743	5,032	94,883	0.75	September 30, 2019
Morningstar Alternatives Solution ETF(1)	0.07	0.10	5,155	7,364	49,264	0.95	September 30, 2019
RAFITM Long/Short	0.75	0.10	78,710	10,495	79,087	0.95	September 30, 2019
Short Term USD Emerging Markets Bond ETF	0.50	0.10	38,364	7,673	68,536	0.50	September 30, 2019

*  Indicates the Investment Advisory Fee Rate incurred for the period ended May 31, 2019. Funds with a maximum fee rate of 0.75% are subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion.

(1)  The Advisor has agreed to waive Investment Advisory and Management Services fees for the ProShares Morningstar Alternatives Solution ETF through October 31, 2019. Fees waived under this agreement are not subject to subsequent recoupment by the Advisor. The expense limitation of 0.95% is inclusive of Acquired Fund Fees and Expenses ("AFFE") for this Fund. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund's financial statements.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2019, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2019	2020	2021	2022	2023	2024	Recoupment
CDS Short North American HY Credit ETF	$13,834	$79,669	$87,341	$80,400	$71,195	$57,552	$389,991
Global Listed Private Equity ETF	156,677	104,734	160,211	128,000	136,169	82,048	767,839
Hedge Replication ETF	234,815	464,116	461,975	259,681	347,042	141,898	1,909,527
Inflation Expectations ETF	127,976	131,780	134,109	296,029	159,591	113,783	963,268
Merger ETF	169,726	103,294	163,883	129,121	139,569	93,031	798,624

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 137

	Expires September 30,						Total Amount Eligible for
Fund	2019	2020	2021	2022	2023	2024	Recoupment
Morningstar Alternatives Solution ETF	—	$132,410	$78,285	$82,938	—	$35,954	$329,587
RAFITM Long/Short	$130,506	134,193	238,712	161,767	$159,807	113,178	938,163
Short Term USD Emerging Markets Bond ETF	115,550	110,702	136,564	109,952	124,951	75,394	673,113

*  Total amount eligible for recoupment excludes the waiver of Investment Advisory and Management Services fees through October 31, 2018.

The Advisor also serves as the investment adviser to each Fund not subject to an expense limitation as outlined in the table below (the "Unitary Fee Funds") pursuant to an Investment Advisory and Management Agreement. The Unitary Fee Funds pay the Advisor a monthly fee, accrued daily at an annualized rate based on average daily net assets for investment advisory and management services. The Advisor is responsible for substantially all other expenses of the Unitary Fee Funds except, generally, interest expenses, taxes, brokerage and other transaction costs, compensation and expenses of the Independent Trustees, compensation and expenses of the counsel to the Independent Trustees, compensation and expenses of the Trust's chief compliance officer and his or her staff, legal fees and expenses in connection with litigation, future distribution fees or expenses (if any), and extraordinary expenses.

The following funds have a unitary fee: ProShares Decline of the Retail Store ETF (0.65%), ProShares DJ Brookfield Global Infrastructure ETF (0.45%), ProShares Equities for Rising Rates ETF (0.35%), ProShares High Yield-Interest Rate Hedged (0.50%), ProShares Investment Grade — Interest Rate Hedged (0.30%), ProShares K-1 Free Crude Oil Strategy ETF (0.65%), ProShares Large Cap Core Plus (0.45%), ProShares Long Online/Short Stores ETF (0.65%), ProShares Managed Futures Strategy ETF (0.75%), ProShares MSCI EAFE Dividend Growers ETF (0.50%), ProShares MSCI Emerging Markets Dividend Growers ETF (0.60%), ProShares MSCI Europe Dividend Growers ETF (0.55%), ProShares Online Retail ETF (0.58%), ProShares Pet Care ETF (0.50%), ProShares Russell 2000 Dividend Growers ETF (0.40%), ProShares S&P 500® Bond ETF (0.15%), ProShares S&P 500® Dividend Aristocrats ETF (0.35%), ProShares S&P 500® Ex-Energy ETF (0.27%), ProShares S&P 500® Ex-Financials ETF (0.27%), ProShares S&P 500® Ex-Health Care ETF (0.27%), ProShares S&P 500® Ex-Technology ETF (0.27%), ProShares S&P MidCap 400® Dividend Aristocrats ETF (0.40%).

ProShares Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The Fund's position in an Underlying Fund could be material to the Underlying Fund. At the end of the reporting period, the Fund's investments in Underlying Funds amounted to the following approximate percentages of the Underlying Funds' net assets: ProShares DJ Brookfield Global Infrastructure ETF — 1.0%; ProShares Global Listed Private Equity ETF — 0.6%; ProShares Hedge Replication ETF — 3.8%; ProShares Inflation Expectations ETF — 1.9%; ProShares Managed Futures Strategy ETF — 35.6%; ProShares Merger ETF — 35.6%; and ProShares RAFITM Long/Short — 9.8%.

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administers the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

138 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds from shares issued on the Statements of Changes in Net Assets, were as follows:

	For the periods ended
	Year Ended May 31, 2019	Year Ended May 31, 2018
CDS Short North American HY Credit ETF	$636	$1,637
High Yield-Interest Rate Hedged	44,582	59,641
Inflation Expectations ETF	2,294	9,115
Investment Grade-Interest Rate Hedged	31,021	17,458
S&P 500® Bond ETF	5,931	52,280
Short Term USD Emerging Markets Bond ETF	—	15,536

11. Investment Transactions

For the year ended May 31, 2019, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the Inflation Expectations ETF), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
DJ Brookfield Global Infrastructure ETF	$9,239,981	$8,655,270
Equities for Rising Rates ETF	7,833,544	7,815,162
Global Listed Private Equity ETF	4,844,164	4,752,709
Hedge Replication ETF	7,486,546	3,376,530
High Yield-Interest Rate Hedged	74,905,552	99,881,474
Inflation Expectations ETF	11,763,010	14,521,683
Investment Grade-Interest Rate Hedged	95,637,385	178,684,709
Large Cap Core Plus	898,781,232	397,964,472
Long Online/Short Stores ETF	28,653,718	26,408,150
Managed Futures Strategy ETF	7,795,367	7,770,539
Merger ETF	12,986,153	14,258,044
Morningstar Alternatives Solution ETF	4,916,110	4,913,355
MSCI EAFE Dividend Growers ETF	35,235,980	35,805,800

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 139

Fund	Purchases	Sales
MSCI Emerging Markets Dividend Growers ETF	$24,130,621	$16,594,070
MSCI Europe Dividend Growers ETF	2,905,461	2,934,127
Online Retail ETF	10,382,778	10,130,415
Pet Care ETF	9,490,448	9,256,185
RAFITM Long/Short	2,996,744	4,977,703
Russell 2000 Dividend Growers ETF	228,082,427	129,948,657
S&P 500® Bond ETF	8,346,984	14,251,522
S&P 500® Dividend Aristocrats ETF	1,174,810,041	778,237,509
S&P 500® Ex-Energy ETF	9,491,303	412,452
S&P 500® Ex-Financials ETF	95,456	95,591
S&P 500® Ex-Health Care ETF	91,634	89,813
S&P 500® Ex-Technology ETF	1,995,583	620,440
S&P MidCap 400® Dividend Aristocrats ETF	147,595,853	146,686,517
Short Term USD Emerging Markets Bond ETF	2,982,813	3,072,511

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2019, the fair value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
DJ Brookfield Global Infrastructure ETF	$6,116,087	$1,380,250
Equities for Rising Rates ETF	15,355,528	444,210
Global Listed Private Equity ETF	1,320,047	149,734
Hedge Replication ETF	4,047,262	242,772
High Yield-Interest Rate Hedged	18,879,415	187,784
Investment Grade-Interest Rate Hedged	269,570,903	(2,329,338)
Large Cap Core Plus	561,384,117	111,720,502
Long Online/Short Stores ETF	20,886,241	2,820,447
Merger ETF	2,870,699	65,720
Morningstar Alternatives Solution ETF	2,242,184	16,077
Fund	Fair Value	Net Realized Gains (Losses)
MSCI EAFE Dividend Growers ETF	$8,861,800	$1,370,242
MSCI Emerging Markets Dividend Growers ETF	10,088,583	1,257,660
MSCI Europe Dividend Growers ETF	1,576,538	204,328
Online Retail ETF	26,015,466	2,291,615
RAFITM Long/Short	3,668,924	919,136
Russell 2000 Dividend Growers ETF	153,055,963	21,873,532
S&P 500® Dividend Aristocrats ETF	743,482,995	144,831,557
S&P 500® Ex-Energy ETF	16,344,783	2,162,738
S&P 500® Ex-Technology ETF	1,382,759	339,482
S&P MidCap 400® Dividend Aristocrats ETF	19,260,854	2,630,180
Short Term USD Emerging Markets Bond ETF	3,568,939	(125,096)

140 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2019, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
DJ Brookfield Global Infrastructure ETF	$58,827,157
Equities for Rising Rates ETF	6,037,524
Global Listed Private Equity ETF	2,629,257
High Yield-Interest Rate Hedged	3,214,620
Investment Grade-Interest Rate Hedged	46,122,576
Large Cap Core Plus	47,846,882
Long Online/Short Stores ETF	13,204,214
Merger ETF	4,015,842
Morningstar Alternatives Solution ETF	755,332
MSCI EAFE Dividend Growers ETF	11,214,867
MSCI Emerging Markets Dividend Growers ETF	3,627,062
MSCI Europe Dividend Growers ETF	1,012,771
Online Retail ETF	47,612,072
Pet Care ETF	26,390,109
RAFITM Long/Short	1,805,201
Russell 2000 Dividend Growers ETF	276,492,852
S&P 500® Dividend Aristocrats ETF	1,214,081,512
S&P 500® Ex-Energy ETF	6,705,157
S&P 500® Ex-Financials ETF	565,772
S&P 500® Ex-Technology ETF	524,125
S&P MidCap 400® Dividend Aristocrats ETF	244,320,516

13. Basis of Consolidation

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights of ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF include the accounts of ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of ProShares K-1 Free Crude Oil Strategy ETF and ProShares Cayman Portfolio I, a wholly-owned subsidiary of ProShares Managed Futures Strategy ETF organized under the laws of the Cayman Islands (together, the "Subsidiaries" and each, a "Subsidiary"), which primarily invest in commodity-related instruments. The Subsidiaries enable the Funds to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its Subsidiary. As of May 31, 2019, the net assets of ProShares Cayman Crude Oil Strategy Portfolio were 16.9% of the net assets of ProShares K-1 Free Crude Oil Strategy ETF and the net assets of ProShares Cayman Portfolio I were 4.0% of the net assets of ProShares Managed Futures Strategy ETF. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF, except that the Subsidiaries may invest without limitation in commodity-related instruments.

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. The occurrence of any of these factors

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 141

may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index or swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Long/Short Risk

Certain Funds seek long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund's long or short positions will produce high, or even positive, returns. In addition, Funds subject to this risk may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund (or an Underlying ETF in the case of Morningstar Alternatives Solution ETF) whose investment objective, before fees and expenses, seeks correlation with an index will achieve a high degree of correlation with its index or the inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, or, with respect to equity funds, weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between performances of a Fund and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

Certain Funds will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives, and repurchase agreements, if applicable, entered into by a Fund. A Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations.

142 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

At May 31, 2019, the ProShares Long Online/Short Stores ETF had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of the Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain of the Funds' investments may be denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

•  Debt Instrument Risk

Certain Funds invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Breakeven Inflation Investing Risk

ProShares Inflation Expectations ETF seeks investment results, before fees and expenses that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index tracks the performance of long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") bond and duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a "breakeven rate of inflation" ("BEI") and is considered to be a measure of the market's expectations for inflation over the relevant period. The level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy. There is no guarantee that these factors will combine to produce any particular directional changes in the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

•  Affiliated Fund Risk

ProShares Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The use of affiliated Underlying ETFs may subject the Advisor to potential conflicts of interest; for example, the fees paid to the Advisor or its affiliates by certain Underlying ETFs may be higher than on other Underlying ETFs. In addition, if an Underlying ETF holds interests in another affiliated ETF, the Fund may be prohibited from purchasing shares of that Underlying ETF.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 143

•  Subsidiary Investment Risk

Changes in the laws of the United States and/or the Cayman Islands, under which the ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF and their Subsidiaries are organized, respectively, could result in the inability of the Funds to operate as intended and could negatively affect the Funds and their shareholders. The Subsidiaries are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. Thus, the Funds, as an investor in the Subsidiaries, will not have all the protections offered to investors in registered investment companies.

•  Investment in Underlying ETFs Risk

ProShares Morningstar Alternatives Solution ETF expects to invest substantially all of its assets in Underlying ETFs and an investment in the Fund is subject to the risks associated with such Underlying ETFs. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying ETFs. For example, the Fund indirectly pays not only a portion of the expenses (including operating expenses and management fees) incurred by the Underlying ETFs, but its own expenses as well. One Underlying ETF may buy the same securities that another Underlying ETF sells. Also, taxable distributions made by the Underlying ETFs could cause the Fund to make a taxable distribution to its shareholders.

•  Risks Associated with the Use of Commodity Futures Contracts

ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF obtain investment exposure through commodity futures and do not invest directly in physical commodities. ProShares K-1 Free Crude Oil Strategy ETF does not invest in nor seek exposure to the current "spot" or cash price of physical crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Investing in futures contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities or other instruments. These risks include counterparty risk and liquidity risk (each as discussed below). Because futures contracts often require limited initial investment, the use of futures contracts also may expose the Fund to losses in excess of those amounts initially invested.

•  Active Management Risk

The performance of actively managed funds (ProShares CDS Short North American HY Credit ETF, ProShares K-1 Fee Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF) reflect, in part, the ability of the Advisor to select investments and make investment decisions that are suited to achieving a Fund's investment objective. The Advisor's judgments about a Fund's investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

•  Commodity Market Risk

The value of Commodity Futures typically is based in great part upon the price movements of a physical commodity and the market's expectations for such moves in the future. The prices of Commodity Futures may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators' and/or investor's demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening US dollar can also cause significant declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on a Fund.

•  Rolling Futures Contract Risk

ProShares K-1 Free Crude Oil Strategy ETF (through its investment in the Subsidiary) and ProShares Managed Futures Strategy ETF (directly and through its investment in the Subsidiary) have exposure to futures contracts and are subject to risks related to "rolling" of such contracts. A Fund does not intend to hold futures contracts through their expiration date, but instead intends to "roll" its futures positions. Rolling occurs when a Fund closes out of futures contracts as they near their expiration date and is replaced with contracts that have a later expiration date. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as "contango." Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as "backwardation." Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund. The Advisor will utilize active management techniques to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

144 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

•  Risks Specific to the Crude Oil Markets

Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of crude oil, storage costs, technological factors related to new or improved extraction, refining and processing equipment and/or methods, a significant change in the attitude of speculators and investors towards crude oil, large purchases or sales of crude oil by governments or large institutions, other political factors such as new regulations or political discord in oil producing countries, as well as a significant increase or decrease in crude oil hedging activity by crude oil producers.

•  Exposure to Retailing Industry Risk

Retailing Industry Risk is the risk faced by companies in the retailing industry, including: changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences; intense competition; changing demographics; marketing and public perception; dependence on third-party suppliers and distribution systems; intellectual property infringement; legislative or regulatory changes and increased government supervision; thin capitalization; dependence on a relatively few number of high volume sales days to achieve overall results; and dependence on outside financing, which may be difficult to obtain. The retailing industry may also be affected by risks that affect the broader consumer discretionary industry.

•  Online Retail Companies Risk

Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors' technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses. Investing in Online Retailers may be attractive to investors who believe the trend of rising online sales will continue; however, there is no guarantee this trend will continue. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

•  Pet Care Industry Risk

The ProShares Pet Care ETF is subject to the risks faced by companies in the pet care industry. Although the pet care industry has historically been resilient to economic downturns, this trend may not continue or may reverse. Future growth of the pet care industry, if any, is largely dependent upon increases in pet ownership and the dollar amount spent on pets and pet-related products and services. Declines in pet ownership or the level of spending on pet related products or services may have a negative impact on the performance of the companies in the Index, and therefore, the performance of the Fund. Levels of disposable household income and spending for pet related products and services will fluctuate due to, among other things, economic conditions, limitations on discretionary spending, and consumer preferences. Some companies in the pet care industry are smaller, independent producers and retailers. Smaller companies face intense competition from larger companies that may have more significant resources and have well established suppliers and distribution channels. A number of companies in the pet care industry are not publicly listed for trading and their performance is not reflected in the Index. Pet care industry manufacturers, such as providers of food, medicine and other products and services, are also facing increased regulatory scrutiny and products liability risk as the U.S. and some international regulatory regimes focus on pet food and product safety. Many well-known pet brands and pet care-related businesses are offered by companies that are owned by, or sub divisions of, large corporate entities. These companies may be substantially exposed to other industries or sectors of the economy and, therefore, the Index and Fund may be adversely affected by negative developments impacting these companies, industries or sectors. If a company no longer meets the criteria for inclusion in the Index, the Fund may need to reduce or eliminate its holdings of that company and increase its holdings of other companies in the Index. This could have an adverse impact on the liquidity of the Fund's investment portfolio and on Fund performance as there are a limited number of companies that meet the current Index requirements. Each of these factors could have a negative impact on the performance of the companies in the Index and the performance of the Fund.

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of loss to be remote.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 145

16. Investment Company Modernization

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other Commission disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments include, among other items, to require presentation of the total, rather than the components, of distributable earnings on the balance sheet, to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions and to delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. The adoption had no effect on the Funds' net assets or results of operations. In connection with implementing the changes noted above, the distributions to shareholders during the fiscal year ended May 31, 2018, which were previously reported as distributions from net investment income, have been reclassified as distributions from distributable earnings to conform to the current period presentation on the Statements of Changes in Net Assets.

17. New Accounting Pronouncements

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08"), Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

18. Subsequent Events

The Board has approved a Plan of Liquidation and Termination for the closure and liquidation of ProShares CDS Short North American HY Credit ETF. The fund is expected to halt trading after the close of business on August 5, 2019. Any shareholders remaining in the fund on the distribution date, which is expected to occur on or about August 14, 2019, will automatically have their shares redeemed for cash at the net asset value per share as of the liquidation date.

146 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the thirty funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (thirty of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the periods listed below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

CDS Short North American HY Credit ETF (a)

Decline of the Retail Store ETF (b)

DJ Brookfield Global Infrastructure ETF (a)

Equities for Rising Rates ETF (c)

Global Listed Private Equity ETF (a)

Hedge Replication ETF *(a)

High Yield-Interest Rate Hedged (a)

Inflation Expectations ETF (a)

Investment Grade — Interest Rate Hedged (a)

K-1 Free Crude Oil Strategy ETF (a)

Large Cap Core Plus *(a)

Long Online/Short Stores ETF (b)

Managed Futures Strategy ETF (a)

Merger ETF (a)

Morningstar Alternatives Solution ETF (a)

MSCI EAFE Dividend Growers ETF (a)

MSCI Emerging Markets Dividend Growers ETF (a)

MSCI Europe Dividend Growers ETF (a)

Online Retail ETF (d)

Pet Care ETF (e)

RAFI Long/Short *(a)

Russell 2000 Dividend Growers ETF (a)

S&P 500® Bond ETF (f)

S&P 500® Dividend Aristocrats ETF (a)

S&P 500® Ex-Energy ETF *(a)

S&P 500® Ex-Financials ETF *(a)

S&P 500® Ex-Health Care ETF *(a)

S&P 500® Ex-Technology ETF *(a)

S&P MidCap 400 Dividend Aristocrats ETF (a)

Short Term USD Emerging Markets Bond ETF (a)

(a)  Statement of assets and liabilities, including the schedule of portfolio investments (or summary schedule of portfolio investments, as indicated with an asterisk), as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for the each of the periods indicated therein.

(b)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2019 and for the period November 14, 2017 (commencement of investment operations) through May 31, 2018, including the related notes.

(c)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2019 and for the period July 24, 2017 (commencement of investment operations) through May 31, 2018, including the related notes.

(d)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 13, 2018 (commencement of investment operations) through May 31, 2019.

(e)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 5, 2018 (commencement of investment operations) through May 31, 2019.

(f)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2019 and for the period May 1, 2018 (commencement of investment operations) through May 31, 2018, including the related notes.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
July 26, 2019

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

PROSHARES TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 147

Federal Tax Information

Pursuant to Section 853 of the Internal Revenue Code, the Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. In addition, these funds have derived net income from foreign countries. For the tax year ended October 31, 2018, the following funds had foreign tax credit and foreign source income:

Fund	Foreign Tax Credit	Foreign Source Income
DJ Brookfield Global Infrastructure ETF	$87,317	$839,149
Global Listed Private Equity ETF	14,699	264,892
Morningstar Alternatives Solution ETF	3,523	75,783
MSCI EAFE Dividend Growers ETF	221,037	3,290,578
MSCI Emerging Markets Dividend Growers ETF	60,926	599,989
MSCI Europe Dividend Growers ETF	22,204	285,710

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2018, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short Term Gains.

Funds with Equalization

For the tax year ended October 31, 2018, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Funds	Long-Term
Hedge Replication ETF	$205,891
Large Cap Core Plus	5,788,551
S&P 500® Dividend Aristocrats ETF	18,380,428
S&P 500® Ex-Energy ETF	28,004

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Trust's Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Trust's Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com.

148 :: MISC. INFORMATION (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (121) ProFunds (112) Access One Trust (3)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProShares (121) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (121) ProFunds (112) Access One Trust (3)	NAIOP (The Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the ProShare Advisors (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (121) ProFunds (112) Access One Trust (3)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 149

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Proshare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Troy A. Sheets 690 Taylor Road, Suite 210 Gahanna, OH 43230 Birth Date: 5/71	Treasurer	Indefinite; September 2017 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present

Counsel and Chief Compliance Officer of the ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of ProShareAdvisors; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

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ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Strategic ETFs seek returns that are either 1x or -1x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with inverse multiple and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"S&P Merger Arbitrage", "S&P 500® Dividend Aristocrats®", "S&P Strategic Futures Index", "S&P MidCap 400® Dividend Aristocrats®", certain "S&P Select Industry Indices", "S&P 500® Ex-Energy Index", "S&P 500® Ex-Financials & Real Estate Index", "S&P 500® Ex-Health Care Index", "S&P 500® Ex-Information Technology Index" and "Dow Jones Brookfield Global Infrastructure Composite Index" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Dividend Growth Index" is a trademark of Russell Investment Group. "MSCI EAFE Dividend Masters Index", "MSCI Europe Dividend Masters Index" and "MSCI Emerging Markets Dividend Masters Index" are service marks of MSCI. "Credit Suisse 130/30 Large Cap IndexTM" is a trademark of Credit Suisse Securities (USA) LLC or one of its affiliates. "Research Affiliates Fundamental Index®" and "RAFITM" are trademarks of Research Affiliates, LLC. "Merrill Lynch Factor Model - Exchange Series", "Merrill Lynch Factor Model®" and "Merrill Lynch InternationalTM" are intellectual property of Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM or its affiliates ("BofAML"). "Solactive®" is a trademark of Solactive AG, "CITI" is a trademark and service mark of Citigroup Inc. or its affiliates, and is used and registered throughout the world. "LPX® Direct Listed Private Equity Index" and "LPX®" are registered trademarks of LPX GmbH. "Deutsche Bank" and "DBIQ Short Duration Emerging Market Bond IndexSM" are service marks of Deutsche Bank AG. "Bloomberg®", "Bloomberg Commodity IndexSM" and the names identifying each of the individual Bloomberg Commodity Subindexes are trademarks or service marks of Bloomberg Finance L.P. and its affiliates (collectively, "Bloomberg"). "Morningstar® Diversified Alternatives IndexSM" is a product of Morningstar, Inc. "FTSE Developed Europe All Cap Index" is a trademark of the FTSE International Limited ("FTSE"). All have been licensed for use by ProShares. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2019 ProShare Advisors LLC. All rights reserved.  PSSAN0519

ANNUAL REPORT

MAY 31, 2019

Geared

Short 7-10 Year Treasury  TBX

Short 20+ Year Treasury  TBF

Short Basic Materials  SBM

Short Dow30SM  DOG

Short Financials  SEF

Short FTSE China 50  YXI

Short High Yield  SJB

Short MidCap400  MYY

Short MSCI EAFE  EFZ

Short MSCI Emerging Markets  EUM

Short Oil & Gas  DDG

Short QQQ  PSQ

Short Real Estate  REK

Short Russell2000  RWM

Short S&P500®  SH

Short SmallCap600  SBB

Ultra 7-10 Year Treasury  UST

Ultra 20+ Year Treasury  UBT

Ultra Basic Materials  UYM

Ultra Communication Services Select
Sector  XCOM

Ultra Consumer Goods  UGE

Ultra Consumer Services  UCC

Ultra Dow30SM  DDM

Ultra Financials  UYG

Ultra FTSE China 50  XPP

Ultra FTSE Europe  UPV

Ultra Gold Miners  GDXX

Ultra Health Care  RXL

Ultra High Yield  UJB

Ultra Industrials  UXI

Ultra MidCap400  MVV

Ultra MSCI Brazil Capped  UBR

Ultra MSCI EAFE  EFO

Ultra MSCI Emerging Markets  EET

Ultra MSCI Japan  EZJ

Ultra Nasdaq Biotechnology  BIB

Ultra Oil & Gas  DIG

Ultra QQQ  QLD

Ultra Real Estate  URE

Ultra Russell2000  UWM

Ultra S&P500®  SSO

Ultra Semiconductors  USD

Ultra SmallCap600  SAA

Ultra Technology  ROM

Ultra Telecommunications  LTL

Ultra Utilities  UPW

UltraPro Communication Services Select
Sector  UCOM

UltraPro Dow30SM  UDOW

UltraPro Financial Select Sector  FINU

UltraPro MidCap400  UMDD

UltraPro Nasdaq Biotechnology  UBIO

UltraPro QQQ  TQQQ

UltraPro Russell2000  URTY

UltraPro S&P500®  UPRO

UltraPro Short 20+ Year Treasury  TTT

UltraPro Short Communication Services
Select Sector  SCOM

UltraPro Short Dow30SM  SDOW

UltraPro Short Financial Select Sector  FINZ

UltraPro Short MidCap400  SMDD

UltraPro Short Nasdaq Biotechnology  ZBIO

UltraPro Short QQQ  SQQQ

UltraPro Short Russell2000  SRTY

UltraPro Short S&P500®  SPXU

UltraShort 7-10 Year Treasury  PST

UltraShort 20+ Year Treasury  TBT

UltraShort Basic Materials  SMN

UltraShort Communication Services Select
Sector  YCOM

UltraShort Consumer Goods  SZK

UltraShort Consumer Services  SCC

UltraShort Dow30SM  DXD

UltraShort Financials  SKF

UltraShort FTSE China 50  FXP

UltraShort FTSE Europe  EPV

UltraShort Gold Miners  GDXS

UltraShort Health Care  RXD

UltraShort Industrials  SIJ

UltraShort MidCap400  MZZ

UltraShort MSCI Brazil Capped  BZQ

UltraShort MSCI EAFE  EFU

UltraShort MSCI Emerging Markets  EEV

UltraShort MSCI Japan  EWV

UltraShort Nasdaq Biotechnology  BIS

UltraShort Oil & Gas  DUG

UltraShort QQQ  QID

UltraShort Real Estate  SRS

UltraShort Russell2000  TWM

UltraShort S&P500®  SDS

UltraShort Semiconductors  SSG

UltraShort SmallCap600  SDD

UltraShort Technology  REW

UltraShort Utilities  SDP

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust's website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
XCVII	Expense Examples
1	Schedule of Portfolio Investments
207	Statements of Assets and Liabilities
224	Statements of Operations
241	Statements of Changes in Net Assets
273	Financial Highlights
310	Notes to Financial Statements
345	Report of Independent Registered Public Accounting Firm
346	Board Approval of Investment Advisory Agreement
348	Miscellaneous Information
349	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

I am pleased to present the ProShares Trust Annual Report for the 12 months ended May 31, 2019.

Equity Markets Take Investors on a Bumpy Ride

Volatility returned to global equity markets during the period, taking investors on a veritable roller coaster ride. After climbing steadily during last summer on the heels of solid economic data and the positive effects of tax cuts, U.S. markets reversed sharply in the fall. Fears of slowing global growth and a trade war with China drove investors to abandon equities in favor of Treasurys and other safe haven assets, causing U.S. stock indexes to post their worst declines since the financial crisis. The Fed responded by pausing its interest rate-hike campaign, which helped drive an impressive stock market recovery in the first half of 2019, before stocks gave back some gains in May on escalating trade tensions. Large-cap stocks advanced modestly over the 12-month period, with the Dow® and the S&P 500® up 4.0% and 3.8%, respectively. However, mid-cap and small-cap stocks were unable to regain levels reached in 2018, with the S&P MidCap 400® and Russell 2000® losing 5.4% and 9.0%, respectively, during the period.

The economy continued to grow, with real GDP increasing at an annual rate of 3.1% in the first quarter of 2019, according to the most recent data released. This is up from the fourth quarter of 2018, which saw GDP increase by 2.2%, but lower than the third quarter of 2018, which saw a 3.4% increase.

Eight of the 10 sectors included in the Dow Jones U.S. Industry Indices gained during the 12-month period. Utilities was the top sector, rising 17.3%, followed by telecom and consumer services, both up 10.3%. The laggards were oil & gas, which declined 21.6%, and basic materials, which fell 13.2%.

International equities declined during the period, facing many of the same challenges as U.S. stocks. The MSCI EAFE Index, which tracks developed markets outside North America, lost 5.8%, while European equities fell 5.2%, as measured by the MSCI Europe Index. Asian markets fared less well, with the FTSE China 50 and MSCI Japan Indexes declining 10.8% and 10.0%, respectively. Emerging markets suffered slightly less, with the MSCI Emerging Markets Index off 8.7%, dragged down primarily by Chinese stocks. The U.S. dollar displayed relative strength against a basket of currencies, rising 3.0% for the period, according to the Bloomberg Dollar Spot Index.

Bond Markets Rally

The Federal Reserve hiked its Fed Funds overnight lending rate three times during the first half of the period, but halted its rate-hike campaign early in 2019, as signs of slowing growth and escalating trade tensions drove a dramatic selloff in risk assets. The Fed's policy shift prompted a powerful rally in bonds along the yield curve and across the risk spectrum. The Barclays U.S. Aggregate Bond Index, representing the broad U.S. bond market, rose 6.4%. Long-dated Treasurys were the biggest gainers, with the Ryan Labs Treasury 30-Year and 10-Year Indexes up 11.8% and 8.9%, respectively. Corporate bonds also delivered strong results, with the Markit iBoxx $ Liquid Investment Grade Index rising 8.3% and the Markit iBoxx $ Liquid High Yield Index gaining 5.9%.

ProShares Assets Grow, New Funds Launched

Despite the market selloff in late 2018, ProShares' assets under management increased during the 12-month period to $27.7 billion. ProShares' inverse equity ETFs saw healthy inflows, with assets under management increasing by 47%. In January, four new ETFs were added to the ProShares geared equity fund lineup with the tickers XCOM, UCOM, YCOM and SCOM. These funds provide +/- 2x and +/- 3x exposure to the new S&P Communications Services Select Sector Index, which includes companies in the diversified telecommunication services, wireless telecommunication services, media, entertainment, or interactive media and services industries.

Thank you for investing in ProShares. We appreciate your continued trust and confidence.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: May 31, 2019 :: Management Discussion of Fund Performance ProShares Trust

Investment Strategies and Techniques — Geared Funds:

Ninety one (91) ProShares Geared exchange-traded funds ("ETFs") were in existence for the period covered by this annual report (each ProShares Geared ETF, a "Fund" and, collectively, the "Funds").

Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of an underlying index for a single day, not for any other period. This means the Funds seek investment results for a single day only, as measured from the time a Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of a Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the Fund's stated leveraged, inverse, or inverse leveraged multiple times the return of the Fund's index for that period. During periods of higher market volatility, the volatility of a Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, PSA determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its index.

When managing the Funds, PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing assets of the Funds.

The Funds make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or a multiple or inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds.

The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20191:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Fund's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.2

•  Compounding of Daily Returns and Volatility: Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than a Fund's one-day multiple times the index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on geared funds. In general, during periods of higher index volatility, compounding will cause Fund performance for periods longer than a single day to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), Fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends and interest paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund's performance. During periods of higher index volatility, the volatility of an index may affect a Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2019, was 15.24%, which was higher than the prior year's volatility of 12.3%. The volatility of each index utilized by a Fund is shown below.

1  Past performance is not a guarantee of future results.

2  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their respective indexes. Performance of each Fund will generally differ from the performance of the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2019 :: III

Underlying Index	One Year Index Volatility
MSCI Brazil 25/50 Index®	29.8%
Dow Jones U.S. SemiconductorsSM Index	27.9%
NASDAQ Biotechnology Index®	24.2%
Dow Jones U.S. TechnologySM Index	22.7%
NYSE Arca Gold Miners Index	22.1%
Dow Jones U.S. Oil & GasSM Index	21.6%
NASDAQ-100 Index®	21.2%
FTSE China 50 Index®	20.6%
S&P Communication Services Select Sector Index	20.1%
Dow Jones U.S. Basic MaterialsSM Index	19.0%
Russell 2000® Index	18.2%
S&P SmallCap 600®	17.8%
Dow Jones U.S. Consumer ServicesSM Index	17.6%
Dow Jones U.S. IndustrialsSM Index	17.6%
S&P Financial Select Sector Index	17.1%
Dow Jones U.S. Select TelecommunicationsSM Index	16.4%
Dow Jones U.S. Health CareSM Index	16.3%
MSCI Japan Index®	15.7%
S&P MidCap 400®	15.7%
Dow Jones Industrial AverageSM	15.5%
S&P 500® Index	15.2%
Dow Jones U.S. FinancialsSM Index	14.6%
MSCI Emerging Markets Index®	14.4%
Dow Jones U.S. Real EstateSM Index	14.2%
Dow Jones U.S. UtilitiesSM Index	14.0%
FTSE Developed Europe All Cap Index®	13.5%
Dow Jones U.S. Consumer GoodsSM Index	12.5%
MSCI EAFE Index®	10.8%
ICE U.S. Treasury 20+ Year Bond Index	8.8%
ICE U.S. Treasury 7-10 Year Bond Index	4.2%
Markit iBoxx $ Liquid High Yield Index	3.6%

•  Financing Rates Associated with Derivatives: The performance of each Fund was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR appreciated from 1.75% to 2.39% during the fiscal year. The one-month LIBOR also increased during the fiscal year from 2.00% to 2.43%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher, and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Daily repositioning of each Fund's portfolio to maintain exposure consistent with its investment objective, high levels of shareholder creation and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return a larger daily multiple of its index's return, that seek to return an inverse or inverse multiple of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in their

IV :: MAY 31, 2019 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

respective index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse or a multiple of the Index.

In addition, certain Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2019 :: V

ProShares Short 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -5.21%1. For the same period, the Index had a total return of 8.64%2 with a volatility of 4.15%. For the period, the Fund had an average daily volume of 28,106 shares and an average daily statistical correlation of over 0.99 the inverse of the return of the Index.3

The Fund invests in financial instruments that ProShare Advisors LLC ("Advisor") believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Intercontinental Exchange, Inc. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 7-10 Year Treasury from April 4, 2011 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (4/4/11)
ProShares Short 7-10 Year Treasury	-5.21%	-2.82%	-4.47%
ICE U.S. Treasury 7-10 Year Bond Index	8.64%	2.98%	4.04%

Expense Ratios**

Fund	Gross	Net
ProShares Short 7-10 Year Treasury	1.05%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(97%)
Futures Contracts	(3%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: TBX Short 7-10 Year Treasury :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -7.75%1. For the same period, the Index had a total return of 11.09%2 and a volatility of 8.80%. For the period, the Fund had an average daily volume of 422,776 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Intercontinental Exchange, Inc. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 20+ Treasury from August 18, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (8/18/09)
ProShares Short 20+ Year Treasury	-7.75%	-6.16%	-8.52%
ICE U.S. Treasury 20+ Year Bond Index	11.09%	5.62%	6.72%

Expense Ratios**

Fund	Gross	Net
ProShares Short 20+ Year Treasury	0.91%	0.91%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Futures Contracts	(2%)
Total Exposure	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: Short 20+ Year Treasury TBF :: VII

ProShares Short Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 14.50%1. For the same period, the Index had a total return of -13.17%2 and a volatility of 18.99%. For the period, the Fund had an average daily volume of 772 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Basic Materials from March 16, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (3/16/10)
ProShares Short Basic Materials	14.50%	-4.22%	-9.26%
Dow Jones U.S. Basic Materials Index	-13.17%	1.78%	5.40%

Expense Ratios**

Fund	Gross	Net
ProShares Short Basic Materials	4.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	83.7%
Metals & Mining	15.5%
Paper & Forest Products	0.5%
Oil, Gas & Consumable Fuels	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: SBM SHORT BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -2.54%1. For the same period, the Index had a total return of 4.05%2 and a volatility of 15.49%. For the period, the Fund had an average daily volume of 692,218 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Dow30SM from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short Dow30SM	-2.54%	-10.57%	-14.10%
Dow Jones Industrial Average Index	4.05%	10.88%	14.16%

Expense Ratios**

Fund	Gross	Net
ProShares Short Dow30SM	0.97%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(94%)
Futures Contracts	(6%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Industrials	20.4%
Information Technology	18.7%
Financials	15.0%
Health Care	13.5%
Consumer Discretionary	12.7%
Consumer Staples	8.3%
Telecommunication Services	5.1%
Energy	5.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: Short Dow30SM DOG :: IX

ProShares Short Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -2.03%1. For the same period, the Index had a total return of 3.39%2 and a volatility of 14.63%. For the period, the Fund had an average daily volume of 16,615 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Financials from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short Financials	-2.03%	-10.69%	-14.87%
Dow Jones U.S. Financials Index	3.39%	10.23%	12.86%

Expense Ratios**

Fund	Gross	Net
ProShares Short Financials	1.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Banks	28.1%
Diversified Financials	26.3%
Real Estate	20.8%
Insurance	14.4%
Software & Services	10.0%
Commercial & Professional Services	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: SEF SHORT FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the FTSE China 50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 9.30%1. For the same period, the Index had a total return of -11.10%2 and a volatility of 20.61%. For the period, the Fund had an average daily volume of 7,447 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short FTSE China 50 from March 16, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (3/16/10)
ProShares Short FTSE China 50	9.30%	-9.77%	-9.33%
FTSE China 50 Index	-11.10%	5.28%	3.07%

Expense Ratios**

Fund	Gross	Net
ProShares Short FTSE China 50	2.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	47.1%
Communication Services	19.0%
Energy	10.6%
Real Estate	9.5%
Consumer Discretionary	5.0%
Industrials	4.4%
Information Technology	2.1%
Materials	1.3%
Utilities	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT FTSE CHINA 50 YXI :: XI

ProShares Short High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Markit iBoxx $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -3.75%1. For the same period, the Index had a total return of 5.87%2 with a volatility of 3.56%. For the period, the Fund had an average daily volume of 113,436 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Markit Indices Limited. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar-denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years of less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short High Yield from March 21, 2011 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (3/21/11)
ProShares Short High Yield	-3.75%	-4.28%	-6.84%
Markit iBoxx $ Liquid High Yield Index	5.87%	3.84%	5.53%

Expense Ratios**

Fund	Gross	Net
ProShares Short High Yield	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Markit iBoxx $ Liquid High Yield Index – Composition

% of Index
High Yield	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: SJB SHORT HIGH YIELD :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 6.65%1. For the same period, the Index had a total return of -5.44%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 15,355 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that assesses criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MidCap400 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short MidCap400	6.65%	-8.11%	-14.92%
S&P MidCap 400 Index	-5.44%	7.30%	13.86%

Expense Ratios**

Fund	Gross	Net
ProShares Short MidCap400	1.40%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(88%)
Futures Contracts	(12%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Financials	17.1%
Information Technology	15.4%
Industrials	15.2%
Consumer Discretionary	12.2%
Real Estate	10.7%
Health Care	9.5%
Materials	6.5%
Utilities	4.9%
Energy	3.2%
Consumer Staples	2.7%
Telecommunication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MIDCAP400 MYY :: XIII

ProShares Short MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 7.62%1. For the same period, the Index had a total return of -5.75%2 and a volatility of 10.80%. For the period, the Fund had an average daily volume of 44,453 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI EAFE from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short MSCI EAFE	7.62%	-2.69%	-9.27%
MSCI EAFE Index	-5.75%	1.27%	6.22%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI EAFE	1.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	24.1%
United Kingdom	16.9%
France	11.1%
Others	9.7%
Switzerland	9.2%
Germany	8.7%
Australia	7.2%
Hong Kong	3.9%
Netherlands	3.6%
Spain	3.0%
Sweden	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	19.0%
Industrials	14.7%
Consumer Staples	12.0%
Health Care	11.0%
Consumer Discretionary	10.9%
Materials	7.2%
Information Technology	6.6%
Energy	5.6%
Telecommunication Services	5.6%
Real Estate	3.7%
Utilities	3.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: EFZ Short MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 8.11%1. For the same period, the Index had a total return of -8.70%2 and a volatility of 14.42%. For the period, the Fund had an average daily volume of 827,078 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the freee float-adjusted, market capitalization in each industry group in emerging market countries.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI Emerging Markets from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.
Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short MSCI Emerging Markets	8.11%	-4.92%	-9.26%
MSCI Emerging Markets Index	-8.70%	1.78%	5.02%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI Emerging Markets	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	31.1%
Korea	12.1%
Others	11.1%
Taiwan	11.0%
India	9.5%
Brazil	7.6%
South Africa	5.9%
Russia	4.0%
Thailand	2.9%
Mexico	2.6%
Malaysia	2.2%

MSCI Emerging Markets Index – Composition

% of Index
Financials	25.6%
Real Estate	14.5%
Information Technology	13.7%
Consumer Discretionary	13.0%
Energy	8.1%
Materials	7.6%
Consumer Staples	6.7%
Industrials	5.4%
Health Care	2.7%
Utilities	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MSCI EMERGING MARKETS EUM :: XV

ProShares Short Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 25.47%1. For the same period, the Index had a total return of -21.63%2 and a volatility of 21.63%. For the period, the Fund had an average daily volume of 1,496 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Oil & Gas from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short Oil & Gas	25.47%	3.41%	-7.62%
Dow Jones U.S. Oil & Gas Index	-21.63%	-7.39%	2.93%

Expense Ratios**

Fund	Gross	Net
ProShares Short Oil & Gas	3.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	89.5%
Energy Equipment & Services	9.4%
Electric Utilities	0.7%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: DDG SHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019 the Fund had a total return of -4.03%1. For the same period, the Index had a total return of 3.41%2 and a volatility of 21.16%. For the period, the Fund had an average daily volume of 2,282,721 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short QQQ from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short QQQ	-4.03%	-14.81%	-18.29%
NASDAQ-100 Index	3.41%	15.12%	18.69%

Expense Ratios**

Fund	Gross	Net
ProShares Short QQQ	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(88%)
Futures Contracts	(12%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	43.7%
Communication Services	22.2%
Consumer Discretionary	16.9%
Health Care	7.9%
Consumer Staples	6.1%
Industrials	2.5%
Utilities	0.4%
Financials	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT QQQ PSQ :: XVII

ProShares Short Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -12.06%1. For the same period, the Index had a total return of 15.25%2 and a volatility of 14.22%. For the period, the Fund had an average daily volume of 6,780 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Real Estate from March 16, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (3/16/10)
ProShares Short Real Estate	-12.06%	-9.00%	-12.72%
Dow Jones U.S. Real Estate Index	15.25%	8.41%	10.80%

Expense Ratios**

Fund	Gross	Net
ProShares Short Real Estate	1.39%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.8%
Mortgage Real Estate Investment Trusts (REITs)	4.4%
Real Estate Management & Development	2.2%
Professional Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: REK SHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 9.89%1. For the same period, the Index had a total return of -9.04%2 and a volatility of 18.18%. For the period, the Fund had an average daily volume of 648,200 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Russell2000 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short Russell2000	9.89%	-8.54%	-15.47%
Russell 2000 Index	-9.04%	6.71%	12.83%

Expense Ratios**

Fund	Gross	Net
ProShares Short Russell2000	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Swap Agreements	(92%)
Futures Contracts	(8%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Health Care	15.5%
Information Technology	15.3%
Industrials	14.9%
Consumer Discretionary	12.0%
Real Estate	7.9%
Utilities	4.0%
Materials	3.5%
Energy	3.2%
Communication Services	3.2%
Consumer Staples	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT RUSSELL2000 RWM :: XIX

ProShares Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -2.10%1. For the same period, the Index had a total return of 3.78%2 and a volatility of 15.24%. For the period, the Fund had an average daily volume of 5,486,370 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short S&P500® from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short S&P500®	-2.10%	-9.51%	-14.08%
S&P 500 Index	3.78%	9.66%	13.94%

Expense Ratios**

Fund	Gross	Net
ProShares Short S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(91%)
Futures Contracts	(9%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	21.1%
Health Care	14.2%
Financials	13.2%
Telecommunication Services	10.4%
Consumer Discretionary	10.2%
Industrials	9.4%
Consumer Staples	7.4%
Energy	4.9%
Utilities	3.4%
Real Estate	3.2%
Materials	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: SH SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 11.22%1. For the same period, the Index had a total return of -10.47%2 and a volatility of 17.82%. For the period, the Fund had an average daily volume of 2,612 shares and an average daily statistical correlation of over 0.99 to the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short SmallCap600 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Short SmallCap600	11.22%	-9.41%	-16.21%
S&P SmallCap 600 Index	-10.47%	7.85%	14.33%

Expense Ratios**

Fund	Gross	Net
ProShares Short SmallCap600	1.68%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	19.2%
Financials	18.2%
Information Technology	14.7%
Consumer Discretionary	13.7%
Health Care	11.5%
Real Estate	7.1%
Materials	4.0%
Energy	3.8%
Consumer Staples	3.5%
Utilities	2.2%
Telecommunication Services	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT SMALLCAP600 SBB :: XXI

ProShares Ultra 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 14.05%1. For the same period, the Index had a total return of 8.64%2 and a volatility of 4.15%. For the period, the Fund had an average daily volume of 27,122 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Intercontinental Exchange, Inc. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the "Fed"). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 7-10 Year Treasury from January 19, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (1/19/10)
ProShares Ultra 7-10 Year Treasury	14.05%	3.92%	7.16%
ICE U.S. Treasury 7-10 Year Bond Index	8.64%	2.98%	4.36%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 7-10 Year Treasury	1.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Long-Term U.S. Treasury Obligations	79%
Swap Agreements	118%
Futures Contracts	3%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond
Index – Composition

% of Index
7-10 Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: UST ULTRA 7-10 YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 18.62%1. For the same period, the Index had a total return of 11.09%2 and a volatility of 8.80%. For the period, the Fund had an average daily volume of 22,939 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Intercontinental Exchange, Inc. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than twenty years and has $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 20+ Year Treasury from January 19, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (1/19/10)
ProShares Ultra 20+ Year Treasury	18.62%	8.06%	11.56%
ICE U.S. Treasury 20+ Year Bond Index	11.09%	5.62%	7.24%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 20+ Year Treasury	1.14%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Long-Term U.S. Treasury Obligations	83%
Swap Agreements	112%
Futures Contracts	6%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond
Index – Composition

% of Index
20+ Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA 20+ YEAR TREASURY UBT :: XXIII

ProShares Ultra Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -30.15%1. For the same period, the Index had a total return of -13.17%2 and a volatility of 18.99%. For the period, the Fund had an average daily volume of 6,394 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Basic Materials from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Basic Materials	-30.15%	-1.99%	10.07%
Dow Jones U.S. Basic Materials Index	-13.17%	1.78%	8.65%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Basic Materials	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	102%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Linde plc	17.2%
DowDuPont, Inc.	11.9%
Ecolab, Inc.	8.1%
Air Products & Chemicals, Inc.	7.7%
Dow, Inc.	6.1%

Dow Jones U.S. Basic Materials
Index – Composition

% of Index
Chemicals	83.7%
Metals & Mining	15.5%
Paper & Forest Products	0.5%
Oil, Gas & Consumable Fuels	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: UYM ULTRA BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Communication Services Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Communication Services Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. From inception on January 15, 2019 to May 31, 2019, the Fund had a total return of 9.12%1. For the same period, the Index had a total return of 16.39%2 and a volatility of 20.07%. For the period, the Fund had an average daily volume of 482 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index ("S&P 500"). The Index is one of eleven (11) of the S&P Select Sector Indices, each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard ("GICS"), which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services.

During the period ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

As the ProShares Ultra Communication Services Select Sector does not have more than six months of operating results, a line graph of $10,000 investment and total return are not presented.

Expense Ratios*

Fund	Gross	Net
ProShares Ultra Communication Services Select Sector	1.13%	0.95%

*Reflects the expense ratio as reported in the Prospectus dated January 14, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	47%
Swap Agreements	153%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Facebook, Inc., Class A	9.2%
Alphabet, Inc., Class C	5.3%
Alphabet, Inc., Class A	5.2%
Walt Disney Co. (The)	2.9%
Charter Communications, Inc., Class A	2.4%

S&P Communication Services Select Sector Index – Composition

% of Index
Interactive Media & Services	46.3%
Entertainment	22.4%
Media	20.9%
Diversified Telecommunication Services	10.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA COMMUNICATION SERVICES SELECT SECTOR XCOM :: XXV

ProShares Ultra Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 1.54%1. For the same period, the Index had a total return of 3.68%2 and a volatility of 12.50%. For the period, the Fund had an average daily volume of 1,652 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Consumer Goods from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Goods	1.54%	7.67%	21.87%
Dow Jones U.S. Consumer Goods Index	3.68%	5.82%	12.40%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Goods	1.71%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements	115%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Procter & Gamble Co. (The)	10.7%
Coca-Cola Co. (The)	7.9%
PepsiCo, Inc.	7.5%
Philip Morris International, Inc.	5.0%
NIKE, Inc., Class B	4.0%

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	47.4%
Household & Personal Products	22.2%
Consumer Durables & Apparel	15.2%
Automobiles & Components	8.3%
Media & Entertainment	3.6%
Capital Goods	1.3%
Retailing	1.0%
Food & Staples Retailing	0.6%
Diversified Financials	0.2%
Commercial & Professional Services	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: UGE ULTRA CONSUMER GOODS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 12.92%1. For the same period, the Index had a total return of 10.26%2 and a volatility of 17.61%. For the period, the Fund had an average daily volume of 2,157 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Intercontinental Exchange, Inc. The Index seeks to measure the stock performance of certain U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra Consumer Services from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Services	12.92%	20.70%	33.71%
Dow Jones U.S. Consumer Services Index	10.26%	12.38%	18.19%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Services	1.47%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	76%
Swap Agreements	124%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	15.7%
Walt Disney Co. (The)	4.9%
Home Depot, Inc. (The)	4.6%
Comcast Corp., Class A	4.0%
McDonald's Corp.	3.2%

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	43.8%
Media & Entertainment	24.1%
Consumer Services	17.1%
Food & Staples Retailing	9.8%
Transportation	3.0%
Commercial & Professional Services	1.3%
Health Care Equipment & Services	0.7%
Capital Goods	0.1%
Software & Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA CONSUMER SERVICES UCC :: XXVII

ProShares Ultra Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 1.08%1. For the same period, the Index had a total return of 4.05%2 and a volatility of 15.49%. For the period, the Fund had an average daily volume of 772,850 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Dow30SM from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Dow30SM	1.08%	17.80%	25.23%
Dow Jones Industrial Average Index	4.05%	10.88%	14.16%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Dow30SM	0.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	78%
Swap Agreements	116%
Futures Contracts	6%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Boeing Co. (The)	7.3%
UnitedHealth Group, Inc.	5.2%
McDonald's Corp.	4.2%
Home Depot, Inc. (The)	4.1%
Goldman Sachs Group, Inc. (The)	3.9%

Dow Jones Industrial
Average – Composition

% of Index
Industrials	20.4%
Information Technology	18.7%
Financials	15.0%
Health Care	13.5%
Consumer Discretionary	12.7%
Consumer Staples	8.3%
Telecommunication Services	5.1%
Energy	5.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: DDM ULTRA DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 0.42%1. For the same period, the Index had a total return of 3.39%2 and a volatility of 14.63%. For the period, the Fund had an average daily volume of 83,460 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Financials from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Financials	0.42%	15.96%	20.22%
Dow Jones U.S. Financials Index	3.39%	10.23%	12.86%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Financials	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	113%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	6.6%
JPMorgan Chase & Co.	5.9%
Visa, Inc., Class A	4.8%
Bank of America Corp.	4.0%
Mastercard, Inc., Class A	3.9%

Dow Jones U.S. Financials
Index – Composition

% of Index
Banks	28.1%
Diversified Financials	26.3%
Real Estate	20.8%
Insurance	14.4%
Software & Services	10.0%
Commercial & Professional Services	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FINANCIALS UYG :: XXIX

ProShares Ultra FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE China 50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -27.63%1. For the same period, the Index had a total return of -11.10%2 and a volatility of 20.61%. For the period, the Fund had an average daily volume of 11,144 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE China 50 from June 2, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra FTSE China 50	-27.63%	2.61%	-0.06%
FTSE China 50 Index	-11.10%	5.28%	3.68%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE China 50	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	47.1%
Communication Services	19.0%
Energy	10.6%
Real Estate	9.5%
Consumer Discretionary	5.0%
Industrials	4.4%
Information Technology	2.1%
Materials	1.3%
Utilities	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: XPP ULTRA FTSE CHINA 50 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE Developed Europe All Cap Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -17.51%1. For the same period, the Index had a total return of -5.78%2 and a volatility of 13.45%. For the period, the Fund had an average daily volume of 2,498 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE Europe from April 27, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (4/27/10)
ProShares Ultra FTSE Europe	-17.51%	-4.13%	4.66%
FTSE Developed Europe All Cap Index®	-5.78%	0.43%	5.07%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE Europe	1.37%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	29.0%
France	16.1%
Germany	14.7%
Switzerland	13.7%
Netherlands	5.2%
Spain	5.0%
Sweden	4.5%
Others	3.9%
Italy	3.3%
Denmark	2.6%
Belgium	2.0%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	20.4%
Consumer Staples	13.8%
Health Care	12.8%
Industrials	12.8%
Consumer Discretionary	10.8%
Materials	8.3%
Energy	7.8%
Information Technology	4.2%
Telecommunication Services	4.2%
Utilities	3.5%
Real Estate	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FTSE EUROPE UPV :: XXXI

ProShares Ultra Gold Miners (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NYSE Arca Gold Miners Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -15.17%1. For the same period, the Index had a total return of -2.82%2 and a volatility of 22.09%. For the period, the Fund had an average daily volume of 6,746 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is a modified market-capitalization weighted index primarily composed of publicly traded companies involved in the mining for gold and silver. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Index at the time of the Index's rebalance.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Gold Miners from February 12, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (2/12/15)
ProShares Ultra Gold Miners	-15.17%	-13.73%
NYSE Arca Gold Miners Index	-2.82%	1.38%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Gold Miners	1.99%	1.28%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	130%
Exchange Traded Fund	70%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
VanEck Vectors Gold Miners ETF	70.3%

*The most recent annual and semi-annual Reports can be found at www.vaneck.com

NYSE Arca Gold Miners
Index – Composition

% of Index
Materials	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: GDXX ULTRA GOLD MINERS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 6.58%1. For the same period, the Index had a total return of 6.65%2 and a volatility of 16.28%. For the period, the Fund had an average daily volume of 23,178 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund takes positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Health Care from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Health Care	6.58%	15.13%	27.64%
Dow Jones U.S. Health Care Index	6.65%	9.97%	15.51%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Health Care	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Swap Agreements	109%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	9.0%
UnitedHealth Group, Inc.	6.0%
Pfizer, Inc.	5.9%
Merck & Co., Inc.	5.3%
Abbott Laboratories	3.4%

Dow Jones U.S. Health Care
Index – Composition

% of Index
Pharmaceuticals	31.3%
Health Care Equipment & Supplies	25.0%
Health Care Providers & Services	18.3%
Biotechnology	17.9%
Life Sciences Tools & Services	7.4%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA HEALTH CARE RXL :: XXXIII

ProShares Ultra High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Markit iBoxx $ Liquid High Yield Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 7.47%1. For the same period, the Index had a total return of 5.87%2 and a volatility of 3.56%. For the period, the Fund had an average daily volume of 259 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Markit Indices Limited. The Index is a market-value weighted index designed to provide a balanced representation of U.S. dollar denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by a set of transparent and objective Index rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar-denominated, corporate bonds for sale in the United States that are issued by companies domiciled in developed countries; are rated sub-investment grade using an average of Moody's Investor Service, Fitch Ratings or S&P Global Ratings; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and have at issuance an expected remaining life of 15 years or less, and at rebalancing minimum one year to expected maturity with new insertions minimum of at least one year and 6 months to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra High Yield from April 13, 2011 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (4/13/11)
ProShares Ultra High Yield	7.47%	4.54%	8.10%
Markit iBoxx $ Liquid High Yield Index	5.87%	3.84%	5.44%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra High Yield	5.71%	1.31%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	140%
Exchange Traded Funds	60%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
iShares iBoxx $ High Yield Corporate Bond ETF, 0.00%, due	59.5%

*The most recent annual and semi-annual reports can be found at www.ishares.com

Markit iBoxx $ Liquid High Yield
Index – Composition

% of Index
High Yield	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: UJB ULTRA HIGH YIELD :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -2.29%1. For the same period, the Index had a total return of 2.46%2 and a volatility of 17.62%. For the period, the Fund had an average daily volume of 2,333 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Industrials from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Industrials	-2.29%	14.26%	26.59%
Dow Jones U.S. Industrials Index	2.46%	9.50%	15.53%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Industrials	1.40%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	83%
Swap Agreements	117%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Boeing Co. (The)	4.4%
PayPal Holdings, Inc.	3.2%
Union Pacific Corp.	3.0%
Honeywell International, Inc.	2.9%
Accenture plc, Class A	2.8%

Dow Jones U.S. Industrials
Index – Composition

% of Index
Capital Goods	52.6%
Software & Services	18.9%
Transportation	12.2%
Commercial & Professional Services	5.7%
Materials	5.4%
Technology Hardware & Equipment	4.9%
Pharmaceuticals, Biotechnology & Life Sciences	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA INDUSTRIALS UXI :: XXXV

ProShares Ultra MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -16.13%1. For the same period, the Index had a total return of -5.44%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 88,328 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that assesses criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MidCap400 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra MidCap400	-16.13%	10.20%	23.23%
S&P MidCap 400 Index	-5.44%	7.30%	13.86%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MidCap400	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Swap Agreements	105%
Futures Contracts	4%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
IDEX Corp.	0.8%
Domino's Pizza, Inc.	0.6%
STERIS plc	0.6%
MarketAxess Holdings, Inc.	0.6%
Leidos Holdings, Inc.	0.6%

S&P MidCap 400 – Composition

% of Index
Financials	17.1%
Information Technology	15.4%
Industrials	15.2%
Consumer Discretionary	12.2%
Real Estate	10.7%
Health Care	9.5%
Materials	6.5%
Utilities	4.9%
Energy	3.2%
Consumer Staples	2.7%
Telecommunication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: MVV ULTRA MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Brazil 25/50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 22.70%1. For the same period, the Index had a total return of 21.59%2 and a volatility of 29.81%. For the period, the Fund had an average daily volume of 3,483 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the Brazilian market. The Index is divided into large- and mid-cap segments and targets approximately 85% of the free float-adjusted, market capitalization of the region.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra MSCI Brazil Capped from April 27, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (4/27/10)
ProShares Ultra MSCI Brazil Capped	22.70%	-13.01%	-16.38%
MSCI Brazil 25/50 Index	21.59%	1.28%	-2.18%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Brazil Capped	1.26%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Financials	37.3%
Materials	14.1%
Energy	12.9%
Consumer Staples	11.6%
Industrials	6.5%
Consumer Discretionary	6.4%
Utilities	5.7%
Real Estate	3.7%
Health Care	1.1%
Information Technology	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI BRAZIL CAPPED UBR :: XXXVII

ProShares Ultra MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI EAFE Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -17.25%1. For the same period, the Index had a total return of -5.75%2 and a volatility of 10.80%. For the period, the Fund had an average daily volume of 1,824 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI EAFE from June 2, 2009 to May 31, 2019, assuming the reinvestment of distribution.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra MSCI EAFE	-17.25%	-2.60%	5.68%
MSCI EAFE Index	-5.75%	1.27%	5.87%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI EAFE	1.35%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	24.1%
United Kingdom	16.9%
France	11.1%
Others	9.7%
Switzerland	9.2%
Germany	8.7%
Australia	7.2%
Hong Kong	3.9%
Netherlands	3.6%
Spain	3.0%
Sweden	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	19.0%
Industrials	14.7%
Consumer Staples	12.0%
Health Care	11.0%
Consumer Discretionary	10.9%
Materials	7.2%
Information Technology	6.6%
Energy	5.6%
Telecommunication Services	5.6%
Real Estate	3.7%
Utilities	3.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVIII :: EFO ULTRA MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -23.20%1. For the same period, the Index had a total return of -8.70%2 and a volatility of 14.42%. For the period, the Fund had an average daily volume of 13,749 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in emerging market countries.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Emerging Markets from June 2, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra MSCI Emerging Markets	-23.20%	-3.24%	0.92%
MSCI Emerging Markets Index	-8.70%	1.78%	4.73%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Emerging Markets	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	31.1%
Korea	12.1%
Others	11.1%
Taiwan	11.0%
India	9.5%
Brazil	7.6%
South Africa	5.9%
Russia	4.0%
Thailand	2.9%
Mexico	2.6%
Malaysia	2.2%

MSCI Emerging Markets Index – Composition

% of Index
Financials	25.6%
Real Estate	14.5%
Information Technology	13.7%
Consumer Discretionary	13.0%
Energy	8.1%
Materials	7.6%
Consumer Staples	6.7%
Industrials	5.4%
Health Care	2.7%
Utilities	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI EMERGING MARKETS EET :: XXXIX

ProShares Ultra MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Japan Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -25.03%1. For the same period, the Index had a total return of -9.64%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 1,406 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund take positions in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Japan from June 2, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra MSCI Japan	-25.03%	2.99%	4.63%
MSCI Japan Index	-9.64%	5.11%	5.79%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Japan	1.42%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	21.3%
Consumer Discretionary	18.1%
Real Estate	13.3%
Information Technology	10.9%
Financials	10.9%
Health Care	9.1%
Consumer Staples	8.4%
Materials	5.3%
Utilities	1.8%
Energy	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XL :: EZJ ULTRA MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -21.85%1. For the same period, the Index had a total return of -7.39%2 and a volatility of 24.21%. For the period, the Fund had an average daily volume of 174,657 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Biotechnology from April 7, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (4/7/10)
ProShares Ultra Nasdaq Biotechnology	-21.85%	1.59%	21.26%
NASDAQ Biotechnology Index	-7.39%	5.05%	14.32%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Biotechnology	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	95%
Swap Agreements	105%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Celgene Corp.	8.5%
Gilead Sciences, Inc.	8.2%
Amgen, Inc.	7.5%
Biogen, Inc.	5.6%
Vertex Pharmaceuticals, Inc.	5.5%

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	82.4%
Pharmaceuticals	8.9%
Life Sciences Tools & Services	7.7%
Health Care Equipment & Supplies	0.9%
Health Care Providers & Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: XLI

ProShares Ultra Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -43.83%1. For the same period, the Index had a total return of -21.63%2 and a volatility of 21.63%. For the period, the Fund had an average daily volume of 127,840 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Oil & Gas from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Oil & Gas	-43.83%	-20.33%	-1.30%
Dow Jones U.S. Oil & Gas Index	-21.63%	-7.39%	2.93%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Oil & Gas	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Swap Agreements	103%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	23.5%
Chevron Corp.	17.0%
ConocoPhillips	5.2%
Schlumberger Ltd.	3.8%
EOG Resources, Inc.	3.7%

Dow Jones U.S. Oil & Gas
Index – Composition

% of Index
Oil, Gas & Consumable Fuels	89.5%
Energy Equipment & Services	9.4%
Electric Utilities	0.7%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLII :: DIG ULTRA OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -1.74%1. For the same period, the Index had a total return of 3.41%2 and a volatility of 21.16%. For the period, the Fund had an average daily volume of 1,669,579 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra QQQ from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra QQQ	-1.74%	25.64%	34.00%
NASDAQ-100 Index	3.41%	15.12%	18.69%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra QQQ	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements	104%
Futures Contracts	7%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	9.9%
Amazon.com, Inc.	9.1%
Apple, Inc.	8.6%
Facebook, Inc., Class A	4.4%
Alphabet, Inc., Class C	4.0%

NASDAQ-100 Index – Composition

% of Index
Information Technology	43.7%
Communication Services	22.2%
Consumer Discretionary	16.9%
Health Care	7.9%
Consumer Staples	6.1%
Industrials	2.5%
Utilities	0.4%
Financials	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA QQQ QLD :: XLIII

ProShares Ultra Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 24.82%1. For the same period, the Index had a total return of 15.25%2 and a volatility of 14.22%. For the period, the Fund had an average daily volume of 16,163 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Real Estate from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Real Estate	24.82%	12.27%	24.29%
Dow Jones U.S. Real Estate Index	15.25%	8.41%	14.77%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Real Estate	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	81%
Swap Agreements	119%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	6.6%
Crown Castle International Corp.	3.9%
Simon Property Group, Inc.	3.6%
Prologis, Inc.	3.3%
Equinix, Inc.	2.9%

Dow Jones U.S. Real Estate
Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.8%
Mortgage Real Estate Investment Trusts (REITs)	4.4%
Real Estate Management & Development	2.2%
Professional Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLIV :: URE ULTRA REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -22.70%1. For the same period, the Index had a total return of -9.04%2 and volatility of 18.18%. For the period, the Fund had an average daily volume of 212,692 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Russell2000 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Russell2000	-22.70%	8.81%	20.69%
Russell 2000 Index	-9.04%	6.71%	12.83%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Russell2000	1.37%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	82%
Swap Agreements	113%
Futures Contracts	5%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Etsy, Inc.	0.3%
Five Below, Inc.	0.3%
Planet Fitness, Inc., Class A	0.3%
Trade Desk, Inc. (The), Class A	0.3%
HubSpot, Inc.	0.3%

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Health Care	15.5%
Information Technology	15.3%
Industrials	14.9%
Consumer Discretionary	12.0%
Real Estate	7.9%
Utilities	4.0%
Materials	3.5%
Energy	3.2%
Communication Services	3.2%
Consumer Staples	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA RUSSELL2000 UWM :: XLV

ProShares Ultra S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 1.04%1. For the same period, the Index had a total return of 3.78%2 and a volatility of 15.24%. For the period, the Fund had an average daily volume of 1,877,595 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra S&P500® from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra S&P500®	1.04%	15.38%	24.53%
S&P 500 Index	3.78%	9.66%	13.94%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	116%
Futures Contracts	10%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	3.1%
Apple, Inc.	2.5%
Amazon.com, Inc.	2.4%
Facebook, Inc., Class A	1.4%
Berkshire Hathaway, Inc., Class B	1.3%

S&P 500 – Composition

% of Index
Information Technology	21.1%
Health Care	14.2%
Financials	13.2%
Telecommunication Services	10.4%
Consumer Discretionary	10.2%
Industrials	9.4%
Consumer Staples	7.4%
Energy	4.9%
Utilities	3.4%
Real Estate	3.2%
Materials	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVI :: SSO ULTRA S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -32.72%1. For the same period, the Index had a total return of -12.94%2 and a volatility of 27.90%. For the period, the Fund had an average daily volume of 31,447 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Semiconductors from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Semiconductors	-32.72%	25.63%	27.04%
Dow Jones U.S. Semiconductors Index	-12.94%	16.55%	17.04%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Semiconductors	1.09%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements	104%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Intel Corp.	21.2%
Broadcom, Inc.	10.7%
Texas Instruments, Inc.	10.5%
NVIDIA Corp.	8.8%
QUALCOMM, Inc.	8.7%

Dow Jones U.S. Semiconductors
Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	99.8%
Technology Hardware & Equipment	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA SEMICONDUCTORS USD :: XLVII

ProShares Ultra SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -25.36%1. For the same period, the Index had a total return of -10.47%2 and a volatility of 17.82%. For the period, the Fund had an average daily volume of 1,517 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra SmallCap600 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra SmallCap600	-25.36%	10.89%	23.75%
S&P SmallCap 600 Index	-10.47%	7.85%	14.33%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra SmallCap600	1.53%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements	115%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Selective Insurance Group, Inc.	0.6%
FirstCash, Inc.	0.5%
Axon Enterprise, Inc.	0.5%
Strategic Education, Inc.	0.5%
Tetra Tech, Inc.	0.5%

S&P SmallCap 600 – Composition

% of Index
Industrials	19.2%
Financials	18.2%
Information Technology	14.7%
Consumer Discretionary	13.7%
Health Care	11.5%
Real Estate	7.1%
Materials	4.0%
Energy	3.8%
Consumer Staples	3.5%
Utilities	2.2%
Telecommunication Services	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVIII :: SAA ULTRA SMALLCAP600 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -2.92%1. For the same period, the Index had a total return of 3.12%2 and a volatility of 22.68%. For the period, the Fund had an average daily volume of 81,714 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Technology from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Technology	-2.92%	27.09%	30.16%
Dow Jones U.S. Technology Index	3.12%	16.01%	17.22%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Technology	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	113%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	14.9%
Apple, Inc.	12.3%
Facebook, Inc., Class A	6.7%
Alphabet, Inc., Class C	5.3%
Alphabet, Inc., Class A	5.2%

Dow Jones U.S. Technology
Index – Composition

% of Index
Software & Services	38.7%
Technology Hardware & Equipment	22.1%
Media & Entertainment	20.9%
Semiconductors & Semiconductor Equipment	16.1%
Health Care Equipment & Services	0.9%
Retailing	0.8%
Telecommunication Services	0.3%
Consumer Durables & Apparel	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA TECHNOLOGY ROM :: XLIX

ProShares Ultra Telecommunications (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Select TelecommunicationsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 4.67%1. For the same period, the Index had a total return of 6.10%2 and a volatility of 16.44%. For the period, the Fund had an average daily volume of 802 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of U.S. stock market performance of fixed-line (regional and long-distance carriers) and mobile telephone services (cellular, satellite and paging services).

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Telecommunications from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Telecommunications	4.67%	-3.31%	10.32%
Dow Jones U.S. Select Telecommunications Index	6.10%	1.06%	7.73%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Telecommunications	3.82%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	80%
Swap Agreements	121%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Cisco Systems, Inc.	18.9%
Verizon Communications, Inc.	18.3%
Motorola Solutions, Inc.	3.9%
AT&T, Inc.	3.9%
T-Mobile US, Inc.	3.8%

Dow Jones U.S. Select Telecommunications
Index – Composition

% of Index
Communications Equipment	51.7%
Diversified Telecommunication Services	36.6%
Wireless Telecommunication Services	8.4%
Household Durables	3.3%
Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

L :: LTL ULTRA TELECOMMUNICATIONS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 29.38%1. For the same period, the Index had a total return of 17.26%2 and a volatility of 13.97%. For the period, the Fund had an average daily volume of 3,677 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Utilities from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares Ultra Utilities	29.38%	16.54%	22.31%
Dow Jones U.S. Utilities Index	17.26%	10.42%	12.92%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Utilities	1.51%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	72%
Swap Agreements	128%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	7.8%
Duke Energy Corp.	5.1%
Dominion Energy, Inc.	4.9%
Southern Co. (The)	4.6%
Exelon Corp.	3.8%

Dow Jones U.S. Utilities
Index – Composition

% of Index
Electric Utilities	56.8%
Multi-Utilities	31.4%
Gas Utilities	5.2%
Independent Power and Renewable Electricity Producers	3.3%
Water Utilities	3.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA UTILITIES UPW :: LI

ProShares UltraPro Communication Services Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P Communication Services Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. From inception on January 15, 2019 to May 31, 2019, the Fund had a total return of 11.63%1. For the same period, the Index had a total return of 16.39%2 and a volatility of 20.07%. For the period, the Fund had an average daily volume of 563 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index ("S&P 500"). The Index is one of eleven (11) of the S&P Select Sector Indices, each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard ("GICS"), which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services.

During the period ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

As the ProShares UltraPro Communication Services Select Sector does not have more than six months of operating results, a line graph of $10,000 investment and total return are not presented.

Expense Ratios*

Fund	Gross	Net
ProShares UltraPro Communication Services Select Sector	1.13%	0.95%

*Reflects the expense ratio as reported in the Prospectus dated January 14, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	47%
Swap Agreements	253%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Facebook, Inc., Class A	9.2%
Alphabet, Inc., Class C	5.3%
Alphabet, Inc., Class A	5.2%
Walt Disney Co. (The)	2.9%
Charter Communications, Inc., Class A	2.4%

S&P Communication Services
Select Sector Index – Composition

% of Index
Interactive Media & Services	46.3%
Entertainment	22.4%
Media	20.9%
Diversified Telecommunication Services	10.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LII :: UCOM ULTRAPRO COMMUNICATION SERVICES SELECT SECTOR :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –2.33%1. For the same period, the Index had a total return of 4.05%2 and volatility of 15.49%. For the period, the Fund had an average daily volume of 1,069,406 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund takes positions financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Dow30SM from February 9, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Dow30SM	-2.33%	24.11%	31.81%
Dow Jones Industrial Average Index	4.05%	10.88%	13.00%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Dow30SM	0.96%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	215%
Futures Contracts	8%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Boeing Co. (The)	7.2%
UnitedHealth Group, Inc.	5.1%
McDonald's Corp.	4.2%
Home Depot, Inc. (The)	4.0%
Goldman Sachs Group, Inc. (The)	3.9%

Dow Jones Industrial
Average – Composition

% of Index
Industrials	20.4%
Information Technology	18.7%
Financials	15.0%
Health Care	13.5%
Consumer Discretionary	12.7%
Consumer Staples	8.3%
Telecommunication Services	5.1%
Energy	5.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO DOW30SM UDOW :: LIII

ProShares UltraPro Financial Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P Financial Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -20.68%1. For the same period, the Index had a total return of -2.31%2 and a volatility of 17.07%. For the period, the Fund had an average daily volume of 17,792 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is one of eleven of the S&P Select Sector Indices (the "Select Sector Indices"), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index consists of companies in the financial sector, including companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The financial sector also includes real estate companies and real estate investment trusts ("REITs").

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Financial Select Sector from July 10, 2012 to May 31, 2019, assuming the reinvestment of distributions.

  Index performance through November 3, 2015 reflects the performance of the Dow Jones U.S. Financials Index. Index performance beginning on November 4, 2015 reflects to the performance of the S&P Financial Select Sector Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (7/10/12)
ProShares UltraPro Financial Select Sector	-20.68%	17.51%	33.40%
S&P Financial Select Sector Index	-2.31%	9.67%	14.55%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Financial Select Sector	1.20%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	201%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	12.6%
JPMorgan Chase & Co.	11.4%
Bank of America Corp.	7.8%
Wells Fargo & Co.	6.0%
Citigroup, Inc.	4.8%

S&P Financial Select Sector
Index – Composition

% of Index
Banks	41.8%
Capital Markets	20.5%
Insurance	19.3%
Diversified Financial Services	12.9%
Consumer Finance	5.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LIV :: FINU ULTRAPRO FINANCIAL SELECT SECTOR :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of -26.64%1. For the same period, the Index had a total return of –5.44%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 3,007 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that assesses criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro MidCap400 from February 9, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro MidCap400	-26.64%	11.98%	26.28%
S&P MidCap 400 Index	-5.44%	7.30%	12.44%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro MidCap400	1.28%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	206%
Futures Contracts	7%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
IDEX Corp.	0.6%
Domino's Pizza, Inc.	0.6%
STERIS plc	0.6%
MarketAxess Holdings, Inc.	0.6%
NVR, Inc.	0.6%

S&P MidCap 400 – Composition

% of Index
Financials	17.1%
Information Technology	15.4%
Industrials	15.2%
Consumer Discretionary	12.2%
Real Estate	10.7%
Health Care	9.5%
Materials	6.5%
Utilities	4.9%
Energy	3.2%
Consumer Staples	2.7%
Telecommunication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO MIDCAP400 UMDD :: LV

ProShares UltraPro Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –37.47%1. For the same period, the Index had a total return of –7.39%2 and a volatility of 24.21%. For the period, the Fund had an average daily volume of 54,181 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Nasdaq Biotechnology from June 22, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (6/22/15)
ProShares UltraPro Nasdaq Biotechnology	-37.47%	-33.39%
NASDAQ Biotechnology Index	-7.39%	-5.60%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Nasdaq Biotechnology	1.27%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Swap Agreements	203%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Celgene Corp.	8.7%
Gilead Sciences, Inc.	8.3%
Amgen, Inc.	7.6%
Biogen, Inc.	5.7%
Vertex Pharmaceuticals, Inc.	5.6%

NASDAQ Biotechnology
Index – Composition

% of Index
Biotechnology	82.4%
Pharmaceuticals	8.9%
Life Sciences Tools & Services	7.7%
Health Care Equipment & Supplies	0.9%
Health Care Providers & Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVI :: UBIO ULTRAPRO NASDAQ BIOTECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –9.85%1. For the same period, the Index had a total return of 3.41%2 and a volatility of 21.16%. For the period, the Fund had an average daily volume of 16,214,916 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro QQQ from February 9, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro QQQ	-9.85%	34.56%	44.22%
NASDAQ-100 Index	3.41%	15.12%	17.61%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro QQQ	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	91%
Swap Agreements	199%
Futures Contracts	10%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	10.2%
Amazon.com, Inc.	9.3%
Apple, Inc.	8.8%
Facebook, Inc., Class A	4.6%
Alphabet, Inc., Class C	4.2%

NASDAQ-100 Index – Composition

% of Index
Information Technology	43.7%
Communication Services	22.2%
Consumer Discretionary	16.9%
Health Care	7.9%
Consumer Staples	6.1%
Industrials	2.5%
Utilities	0.4%
Financials	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO QQQ® TQQQ :: LVII

ProShares UltraPro Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –36.03%1. For the same period, the Index had a total return of –9.04%2 and a volatility of 18.18%. For the period, the Fund had an average daily volume of 228,781 shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Russell2000 from February 9, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Russell2000	-36.03%	8.79%	21.47%
Russell 2000 Index	-9.04%	6.71%	11.67%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Russell2000	1.53%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	80%
Swap Agreements	210%
Futures Contracts	10%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Etsy, Inc.	0.3%
Five Below, Inc.	0.3%
Planet Fitness, Inc., Class A	0.3%
Trade Desk, Inc. (The), Class A	0.3%
HubSpot, Inc.	0.3%

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Health Care	15.5%
Information Technology	15.3%
Industrials	14.9%
Consumer Discretionary	12.0%
Real Estate	7.9%
Utilities	4.0%
Materials	3.5%
Energy	3.2%
Communication Services	3.2%
Consumer Staples	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVIII :: URTY ULTRAPRO RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –2.77%1. For the same period, the Index had a total return of 3.78%2 and a volatility of 15.24%. For the period, the Fund had an average daily volume of 5,046,201shares and an average daily statistical correlation of over 0.99 to three times that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro S&P500® from June 23, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (6/23/09)
ProShares UltraPro S&P500®	-2.77%	20.23%	35.55%
S&P 500 Index	3.78%	9.66%	14.32%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro S&P500®	0.92%	0.92%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	215%
Futures Contracts	8%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	3.2%
Apple, Inc.	2.6%
Amazon.com, Inc.	2.5%
Facebook, Inc., Class A	1.4%
Berkshire Hathaway, Inc., Class B	1.3%

S&P 500 – Composition

% of Index
Information Technology	21.1%
Health Care	14.2%
Financials	13.2%
Telecommunication Services	10.4%
Consumer Discretionary	10.2%
Industrials	9.4%
Consumer Staples	7.4%
Energy	4.9%
Utilities	3.4%
Real Estate	3.2%
Materials	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO S&P500® UPRO :: LIX

ProShares UltraPro Short 20+ Year Treasury (the "Fund") seeks investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –25.37%1. For the same period, the Index had a total return of 11.09%2 and a volatility of 8.80%. For the period, the Fund had an average daily volume of 70,961 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Intercontinental Exchange, Inc. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short 20+ Year Treasury from March 27, 2012 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (3/27/12)
ProShares UltraPro Short 20+ Year Treasury	-25.37%	-20.61%	-20.17%
ICE U.S. Treasury 20+ Year Bond Index	11.09%	5.62%	4.93%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short 20+ Year Treasury	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(297%)
Futures Contracts	(4%)
Total Exposure	(301%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LX :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Communication Services Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P Communication Services Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. From inception on January 15, 2019 to May 31, 2019, the Fund had a total return of –18.15%1. For the same period, the Index had a total return of 16.39%2 and a volatility of 20.07%. For the period, the Fund had an average daily volume of 190 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index ("S&P 500"). The Index is one of eleven (11) of the S&P Select Sector Indices, each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard ("GICS"), which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services.

During the period ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

As the ProShares UltraPro Short Communication Services Select Sector does not have more than six months of operating results, a line graph of $10,000 investment and total return are not presented.

Expense Ratios*

Fund	Gross	Net
ProShares UltraPro Short Communication Services Select Sector	1.09%	0.95%

*Reflects the expense ratio as reported in the Prospectus dated January 14, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(300%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Communication Services Select Sector
Index – Composition

% of Index
Interactive Media & Services	46.3%
Entertainment	22.4%
Media	20.9%
Diversified Telecommunication Services	10.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT COMMUNICATION SERVICES SELECT SECTOR SCOM :: LXI

ProShares UltraPro Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –15.73%1. For the same period, the Index had a total return of 4.05%2 and a volatility of 15.49%. For the period, the Fund had an average daily volume of 1,243,107 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Dow30SM from February 9, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short Dow30SM	-15.73%	-32.07%	-37.71%
Dow Jones Industrial Average Index	4.05%	10.88%	13.00%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Dow30SM	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(292%)
Futures Contracts	(8%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Industrials	20.4%
Information Technology	18.7%
Financials	15.0%
Health Care	13.5%
Consumer Discretionary	12.7%
Consumer Staples	8.3%
Telecommunication Services	5.1%
Energy	5.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXII :: SDOW ULTRAPRO SHORT DOW30SM :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Financial Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P Financial Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –3.47%1. For the same period, the Index had a total return of –2.31%2 and a volatility of 17.07%. For the period, the Fund had an average daily volume of 11,536 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is one of eleven of the S&P Select Sector Indices (the "Select Sector Indices"), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index consists of companies in the financial sector, including companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The financial sector also includes real estate companies and real estate investment trusts ("REITs").

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the the ProShares UltraPro Short Financial Select Sector from July 10, 2012 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through November 3, 2015 reflects the performance of the Dow Jones U.S. Financials Index. Index performance beginning on November 4, 2015 reflects the performance of the S&P Financial Select Sector Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (7/10/12)
ProShares UltraPro Short Financial Select Sector	-3.47%	-35.07%	-41.74%
S&P Financial Select Sector Index	-2.31%	9.67%	14.55%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Financial Select Sector	6.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(300%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Financial Select Sector Index – Composition

% of Index
Banks	41.8%
Capital Markets	20.5%
Insurance	19.3%
Diversified Financial Services	12.9%
Consumer Finance	5.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT FINANCIALS SELECT SECTOR FINZ :: LXIII

ProShares UltraPro Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 9.82%1. For the same period, the Index had a total return of –5.44%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 6,259 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that assesses criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short MidCap400 from February 9, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short MidCap400	9.82%	-26.90%	-40.70%
S&P MidCap 400 Index	-5.44%	7.30%	12.44%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short MidCap400	3.42%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(286%)
Futures Contracts	(14%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Financials	17.1%
Information Technology	15.4%
Industrials	15.2%
Consumer Discretionary	12.2%
Real Estate	10.7%
Health Care	9.5%
Materials	6.5%
Utilities	4.9%
Energy	3.2%
Consumer Staples	2.7%
Telecommunication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXIV :: SMDD ULTRAPRO SHORT MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –6.74%1. For the same period, the Index had a total return of –7.39%2 and a volatility of 24.21%. For the period, the Fund had an average daily volume of 16,530 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc. (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Nasdaq Biotechnology from June 22, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (6/22/15)
ProShares UltraPro Short Nasdaq Biotechnology	-6.74%	-18.59%
NASDAQ Biotechnology Index	-7.39%	-5.60%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Nasdaq Biotechnology	2.08%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(300%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	82.4%
Pharmaceuticals	8.9%
Life Sciences Tools & Services	7.7%
Health Care Equipment & Supplies	0.9%
Health Care Providers & Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT NASDAQ BIOTECHNOLOGY ZBIO :: LXV

ProShares UltraPro Short QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –24.46%1. For the same period, the Index had a total return of 3.41%2 and a volatility of 21.16%. For the period, the Fund had an average daily volume of 7,521,396 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short QQQ from February 9, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short QQQ	-24.46%	-43.04%	-48.15%
NASDAQ-100 Index	3.41%	15.12%	17.61%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short QQQ	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(284%)
Futures Contracts	(16%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	43.7%
Communication Services	22.2%
Consumer Discretionary	16.9%
Health Care	7.9%
Consumer Staples	6.1%
Industrials	2.5%
Utilities	0.4%
Financials	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVI :: SQQQ ULTRAPRO SHORT QQQ :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (-3x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 16.43%1. For the same period, the Index had a total return of -9.04%2 and a volatility of 18.18%. For the period, the Fund had an average daily volume of 836,036 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Russell2000 from February 9, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short Russell2000	16.43%	-29.44%	-43.94%
Russell 2000 Index	-9.04%	6.71%	11.67%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Russell2000	1.09%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(288%)
Futures Contracts	(12%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Health Care	15.5%
Information Technology	15.3%
Industrials	14.9%
Consumer Discretionary	12.0%
Real Estate	7.9%
Utilities	4.0%
Materials	3.5%
Energy	3.2%
Communication Services	3.2%
Consumer Staples	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT RUSSELL2000 SRTY :: LXVII

ProShares UltraPro Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –14.89%1. For the same period, the Index had a total return of 3.78%2 and a volatility of 15.24%. For the period, the Fund had an average daily volume of 5,140,738 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short S&P500® from June 23, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (6/23/09)
ProShares UltraPro Short S&P500®	-14.89%	-29.65%	-40.81%
S&P 500 Index	3.78%	9.66%	14.32%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short S&P500®	0.91%	0.91%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(283%)
Futures Contracts	(17%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	21.1%
Health Care	14.2%
Financials	13.2%
Telecommunication Services	10.4%
Consumer Discretionary	10.2%
Industrials	9.4%
Consumer Staples	7.4%
Energy	4.9%
Utilities	3.4%
Real Estate	3.2%
Materials	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVIII :: SPXU ULTRAPRO SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –11.21%1. For the same period, the Index had a total return of 8.64%2 and a volatility of 4.15%. For the period, the Fund had an average daily volume of 50,722 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Intercontinental Exchange, Inc. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 7-10 Year Treasury from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort 7-10 Year Treasury	-11.21%	-5.58%	-9.80%
ICE U.S. Treasury 7-10 Year Bond Index	8.64%	2.98%	4.21%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 7-10 Year Treasury	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(197%)
Futures Contracts	(4%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT 7-10 YEAR TREASURY PST :: LXIX

ProShares UltraShort 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –16.54%1. For the same period, the Index had a total return of 11.09%2 and a volatility of 8.80%. For the period, the Fund had an average daily volume of 2,377,810 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by Intercontinental Exchange, Inc. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort 20+ Year Treasury from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort 20+ Year Treasury	-16.54%	-13.04%	-17.66%
ICE U.S. Treasury 20+ Year Bond Index	11.09%	5.62%	6.67%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 20+ Year Treasury	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019.See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(198%)
Futures Contracts	(3%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXX :: TBT ULTRASHORT 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 24.22%1. For the same period, the Index had a total return of –13.17%2 and a volatility of 18.99%. For the period, the Fund had an average daily volume of 6,389 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Basic Materials from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Basic Materials	24.22%	-10.99%	-26.46%
Dow Jones U.S. Basic Materials Index	-13.17%	1.78%	8.65%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Basic Materials	2.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	83.7%
Metals & Mining	15.5%
Paper & Forest Products	0.5%
Oil, Gas & Consumable Fuels	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT BASIC MATERIALS SMN :: LXXI

ProShares UltraShort Communication Services Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P Communication Services Select Sector Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. From inception on January 15, 2019 to May 31, 2019, the Fund had a total return of –11.23%1. For the same period, the Index had a total return of 16.39%2 and a volatility of 20.07%. For the period, the Fund had an average daily volume of 985 shares and an average daily statistical correlation of over 0.99 to twice that of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index ("S&P 500"). The Index is one of eleven (11) of the S&P Select Sector Indices, each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard ("GICS"), which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services.

During the period ended May 31, 2019, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

As the ProShares UltraShort Communication Services Select Sector does not have more than six months of operating results, a line graph of $10,000 investment and total return are not presented.

Expense Ratios*

Fund	Gross	Net
ProShares UltraShort Communication Services Select Sector	1.09%	0.95%

*Reflects the expense ratio as reported in the Prospectus dated January 14, 2019. Contractual fee waivers are in effect through September 30, 2020. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Communication Services Select Sector
Index – Composition

% of Index
Interactive Media & Services	46.3%
Entertainment	22.4%
Media	20.9%
Diversified Telecommunication Services	10.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXII :: YCOM ULTRASHORT COMMUNICATION SERVICES SELECT SECTOR :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –6.43%1. For the same period, the Index had a total return of 3.68%2 and a volatility of 12.50%. For the period, the Fund had an average daily volume of 2,861 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Goods from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Goods	-6.43%	-13.43%	-24.71%
Dow Jones U.S. Consumer Goods Index	3.68%	5.82%	12.40%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Goods	3.75%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	47.4%
Household & Personal Products	22.2%
Consumer Durables & Apparel	15.2%
Automobiles & Components	8.3%
Media & Entertainment	3.6%
Capital Goods	1.3%
Retailing	1.0%
Food & Staples Retailing	0.6%
Diversified Financials	0.2%
Commercial & Professional Services	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT CONSUMER GOODS SZK :: LXXIII

ProShares UltraShort Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –21.58%1. For the same period, the Index had a total return of 10.26%2 and a volatility of 17.61%. For the period, the Fund had an average daily volume of 1,612 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the stock performance of certain U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Services from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Services	-21.58%	-24.67%	-33.69%
Dow Jones U.S. Consumer Services Index	10.26%	12.38%	18.19%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Services	4.82%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	43.8%
Media & Entertainment	24.1%
Consumer Services	17.1%
Food & Staples Retailing	9.8%
Transportation	3.0%
Commercial & Professional Services	1.3%
Health Care Equipment & Services	0.7%
Capital Goods	0.1%
Software & Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXIV :: SCC ULTRASHORT CONSUMER SERVICES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones Industrial Average® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –8.44%1. For the same period, the Index had a total return of 4.05%2 and a volatility of 15.49%. For the period, the Fund had an average daily volume of 1,182,826 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Dow30SM from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Dow30SM	-8.44%	-21.35%	-27.42%
Dow Jones Industrial Average Index	4.05%	10.88%	14.16%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Dow30SM	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(186%)
Futures Contracts	(14%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Industrials	20.4%
Information Technology	18.7%
Financials	15.0%
Health Care	13.5%
Consumer Discretionary	12.7%
Consumer Staples	8.3%
Telecommunication Services	5.1%
Energy	5.0%
Materials	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT DOW30SM DXD :: LXXV

ProShares UltraShort Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –7.44%1. For the same period, the Index had a total return of 3.39%2 and a volatility of 14.63%. For the period, the Fund had an average daily volume of 38,612 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Financials from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Financials	-7.44%	-21.79%	-29.88%
Dow Jones U.S. Financials Index	3.39%	10.23%	12.86%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Financials	1.13%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Banks	28.1%
Diversified Financials	26.3%
Real Estate	20.8%
Insurance	14.4%
Software & Services	10.0%
Commercial & Professional Services	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVI :: SKF ULTRASHORT FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE China 50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 13.02%1. For the same period, the Index had a total return of –11.10%2 and a volatility of 20.61%. For the period, the Fund had an average daily volume of 83,832 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index consists of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort FTSE China 50 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE China 50	13.02%	-22.43%	-24.03%
FTSE China 50 Index	-11.10%	5.28%	4.05%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE China 50	1.20%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	47.1%
Communication Services	19.0%
Energy	10.6%
Real Estate	9.5%
Consumer Discretionary	5.0%
Industrials	4.4%
Information Technology	2.1%
Materials	1.3%
Utilities	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FTSE CHINA 50 FXP :: LXXVII

ProShares UltraShort FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE Developed Europe All Cap Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 10.37%1. For the same period, the Index had a total return of –5.78%2 and a volatility of 13.45%. For the period, the Fund had an average daily volume of 14,407 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE International Limited. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort FTSE Europe from June 16, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (6/16/09)
ProShares UltraShort FTSE Europe	10.37%	-7.98%	-25.41%
FTSE Developed Europe All Cap Index®	-5.78%	0.43%	5.07%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE Europe	1.17%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	29.0%
France	16.1%
Germany	14.7%
Switzerland	13.7%
Netherlands	5.2%
Spain	5.0%
Sweden	4.5%
Others	3.9%
Italy	3.3%
Denmark	2.6%
Belgium	2.0%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	20.4%
Consumer Staples	13.8%
Health Care	12.8%
Industrials	12.8%
Consumer Discretionary	10.8%
Materials	8.3%
Energy	7.8%
Information Technology	4.2%
Telecommunication Services	4.2%
Utilities	3.5%
Real Estate	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVIII :: EPV ULTRASHORT FTSE EUROPE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Gold Miners (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NYSE Arca Gold Miners Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –8.47%1. For the same period, the Index had a total return of –2.82%2 and a volatility of 22.09%. For the period, the Fund had an average daily volume of 7,102 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by ICE Data Indices, LLC. The Index is a modified market-capitalization weighted index primarily composed of publicly traded companies involved in the mining for gold and silver. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Index at the time of the Index's rebalance.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Gold Miners from February 12, 2015 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Since Inception (2/12/15)
ProShares UltraShort Gold Miners	-8.47%	-34.30%
NYSE Arca Gold Miners Index	-2.82%	1.38%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Gold Miners	2.81%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NYSE Arca Gold Miners Index – Composition

% of Index
Materials	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT GOLD MINERS GDXS :: LXXIX

ProShares UltraShort Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –14.46%1. For the same period, the Index had a total return of 6.65%2 and a volatility of 16.28%. For the period, the Fund had an average daily volume of 2,604 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Health Care from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Health Care	-14.46%	-22.10%	-30.03%
Dow Jones U.S. Health Care Index	6.65%	9.97%	15.51%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Health Care	6.35%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Health Care Index – Composition

% of Index
Pharmaceuticals	31.3%
Health Care Equipment & Supplies	25.0%
Health Care Providers & Services	18.3%
Biotechnology	17.9%
Life Sciences Tools & Services	7.4%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXX :: RXD ULTRASHORT HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –8.75%1. For the same period, the Index had a total return of 2.46%2 and a volatility of 17.62%. For the period, the Fund had an average daily volume of 7,839 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Industrials from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Industrials	-8.75%	-21.09%	-31.87%
Dow Jones U.S. Industrials Index	2.46%	9.50%	15.53%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Industrials	3.16%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Industrials Index – Composition

% of Index
Capital Goods	52.6%
Software & Services	18.9%
Transportation	12.2%
Commercial & Professional Services	5.7%
Materials	5.4%
Technology Hardware & Equipment	4.9%
Pharmaceuticals, Biotechnology & Life Sciences	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT INDUSTRIALS SIJ :: LXXXI

ProShares UltraShort MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 9.83%1. For the same period, the Index had a total return of –5.44%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 6,157 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that assesses criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MidCap400 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort MidCap400	9.83%	-17.13%	-29.44%
S&P MidCap 400 Index	-5.44%	7.30%	13.86%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MidCap400	2.39%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(175%)
Futures Contracts	(25%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Financials	17.1%
Information Technology	15.4%
Industrials	15.2%
Consumer Discretionary	12.2%
Real Estate	10.7%
Health Care	9.5%
Materials	6.5%
Utilities	4.9%
Energy	3.2%
Consumer Staples	2.7%
Telecommunication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXII :: MZZ ULTRASHORT MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Brazil 25/50 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –49.00%1. For the same period, the Index had a total return 21.59%2 and a volatility of 29.81%. For the period, the Fund had an average daily volume of 109,535 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the Brazilian market. The Index is divided into large- and mid-cap segments and targets approximately 85% of the free float-adjusted, market capitalization of the region.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MSCI Brazil Capped from June 16, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (6/16/09)
ProShares UltraShort MSCI Brazil Capped	-49.00%	-30.59%	-26.63%
MSCI Brazil 25/50 Index	21.59%	1.28%	1.30%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Brazil Capped	1.18%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Financials	37.3%
Materials	14.1%
Energy	12.9%
Consumer Staples	11.6%
Industrials	6.5%
Consumer Discretionary	6.4%
Utilities	5.7%
Real Estate	3.7%
Health Care	1.1%
Information Technology	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI BRAZIL CAPPED BZQ :: LXXXIII

ProShares UltraShort MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI EAFE Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 12.24%1. For the same period, the Index had a total return of –5.75%2 and a volatility of 10.80%. For the period, the Fund had an average daily volume of 2,457 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI EAFE from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI EAFE	12.24%	-7.32%	-20.26%
MSCI EAFE Index	-5.75%	1.27%	6.22%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI EAFE	3.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	24.1%
United Kingdom	16.9%
France	11.1%
Others	9.7%
Switzerland	9.2%
Germany	8.7%
Australia	7.2%
Hong Kong	3.9%
Netherlands	3.6%
Spain	3.0%
Sweden	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	19.0%
Industrials	14.7%
Consumer Staples	12.0%
Health Care	11.0%
Consumer Discretionary	10.9%
Materials	7.2%
Information Technology	6.6%
Energy	5.6%
Telecommunication Services	5.6%
Real Estate	3.7%
Utilities	3.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXIV :: EFU ULTRASHORT MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 11.11%1. For the same period, the Index had a total return of –8.70%2 and a volatility of 14.42%. For the period, the Fund had an average daily volume of 23,748 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index includes 85% of the free float-adjusted, market capitalization in each industry group in emerging market countries.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Emerging Markets from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Emerging Markets	11.11%	-12.76%	-21.37%
MSCI Emerging Markets Index	-8.70%	1.78%	5.02%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Emerging Markets	1.18%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	31.1%
Korea	12.1%
Others	11.1%
Taiwan	11.0%
India	9.5%
Brazil	7.6%
South Africa	5.9%
Russia	4.0%
Thailand	2.9%
Mexico	2.6%
Malaysia	2.2%

MSCI Emerging Markets Index – Composition

% of Index
Financials	25.6%
Real Estate	14.5%
Information Technology	13.7%
Consumer Discretionary	13.0%
Energy	8.1%
Materials	7.6%
Consumer Staples	6.7%
Industrials	5.4%
Health Care	2.7%
Utilities	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI EMERGING MARKETS EEV :: LXXXV

ProShares UltraShort MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Japan Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 21.26%1. For the same period, the Index had a total return of –9.64%2 and a volatility of 15.65%. For the period, the Fund had an average daily volume of 4,644 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by MSCI Inc. The Index adjusts the market capitalization of Index constituents for free float and targets for Index inclusion 85% of the free float-adjusted market capitalization in each industry group in Japan.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Japan from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Japan	21.26%	-13.88%	-18.20%
MSCI Japan Index	-9.64%	5.11%	5.90%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Japan	1.66%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	21.3%
Consumer Discretionary	18.1%
Real Estate	13.3%
Information Technology	10.9%
Financials	10.9%
Health Care	9.1%
Consumer Staples	8.4%
Materials	5.3%
Utilities	1.8%
Energy	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVI :: EWV ULTRASHORT MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 2.95%1. For the same period, the Index had a total return of –7.39%2 and a volatility of 24.21%. For the period, the Fund had an average daily volume of 71,847 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by The Nasdaq Group, Inc. (the "Index Provider"). The Index is a modified capitalization-weighted index that includes securities of Nasdaq listed companies that are classified as either biotechnology or pharmaceutical. The securities also meet other eligibility criteria determined by the Index Provider, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Nasdaq Biotechnology from April 7, 2010 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Since Inception (4/7/10)
ProShares UltraShort Nasdaq Biotechnology	2.95%	-24.11%	-35.84%
NASDAQ Biotechnology Index	-7.39%	5.05%	14.32%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Nasdaq Biotechnology	1.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	82.4%
Pharmaceuticals	8.9%
Life Sciences Tools & Services	7.7%
Health Care Equipment & Supplies	0.9%
Health Care Providers & Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: LXXXVII

ProShares UltraShort Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 49.15%1. For the same period, the Index had a total return of –21.63%2 and a volatility of 21.63%. For the period, the Fund had an average daily volume of 53,050 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the oil and gas sector of the U.S. equity market. Component companies typically are engaged in the following activities related to the oil and gas sector, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Oil & Gas from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

One Year	Five Years		Ten Years
ProShares UltraShort Oil & Gas	49.15%	2.34%	-18.23%
Dow Jones U.S. Oil & Gas Index	-21.63%	-7.39%	2.93%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Oil & Gas	1.18%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	89.5%
Energy Equipment & Services	9.4%
Electric Utilities	0.7%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVIII :: DUG ULTRASHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort QQQ (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –13.01%1. For the same period, the Index had a total return of 3.41%2 and a volatility of 21.16%. For the period, the Fund had an average daily volume of 3,472,684 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by the Nasdaq, Inc.. The Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort QQQ from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort QQQ	-13.01%	-29.36%	-34.93%
NASDAQ-100 Index	3.41%	15.12%	18.69%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort QQQ	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(182%)
Futures Contracts	(18%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
NASDAQ-100 Index – Composition

% of Index
Information Technology	43.7%
Communication Services	22.2%
Consumer Discretionary	16.9%
Health Care	7.9%
Consumer Staples	6.1%
Industrials	2.5%
Utilities	0.4%
Financials	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT QQQ QID :: LXXXIX

ProShares UltraShort Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –24.94%1. For the same period, the Index had a total return of 15.25%2 and a volatility of 14.22%. For the period, the Fund had an average daily volume of 37,635 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Real Estate from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Real Estate	-24.94%	-18.64%	-32.54%
Dow Jones U.S. Real Estate Index	15.25%	8.41%	14.77%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Real Estate	1.18%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.8%
Mortgage Real Estate Investment Trusts (REITs)	4.4%
Real Estate Management & Development	2.2%
Professional Services	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XC :: SRS ULTRASHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 14.83%1. For the same period, the Index had a total return of –9.04%2 and a volatility of 18.18%. For the period, the Fund had an average daily volume of 1,118,199 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by FTSE Russell. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Russell2000 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Russell2000	14.83%	-18.56%	-31.15%
Russell 2000 Index	-9.04%	6.71%	12.83%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Russell2000	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(190%)
Futures Contracts	(10%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Health Care	15.5%
Information Technology	15.3%
Industrials	14.9%
Consumer Discretionary	12.0%
Real Estate	7.9%
Utilities	4.0%
Materials	3.5%
Energy	3.2%
Communication Services	3.2%
Consumer Staples	2.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT RUSSELL2000 TWM :: XCI

ProShares UltraShort S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P 500® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of–7.60%1. For the same period, the Index had a total return of 3.78%2 and a volatility of 15.24%. For the period, the Fund had an average daily volume of 6,072,290 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2019, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort S&P500® from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort S&P500®	-7.60%	-19.48%	-27.53%
S&P 500 Index	3.78%	9.66%	13.94%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(187%)
Futures Contracts	(13%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	21.1%
Health Care	14.2%
Financials	13.2%
Telecommunication Services	10.4%
Consumer Discretionary	10.2%
Industrials	9.4%
Consumer Staples	7.4%
Energy	4.9%
Utilities	3.4%
Real Estate	3.2%
Materials	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XCII :: SDS ULTRASHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 10.15%1. For the same period, the Index had a total return of –12.94%2 and a volatility of 27.90%. For the period, the Fund had an average daily volume of 10,002 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Semiconductors from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Semiconductors	10.15%	-36.40%	-37.88%
Dow Jones U.S. Semiconductors Index	-12.94%	16.55%	17.04%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Semiconductors	2.71%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Semiconductors Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	99.8%
Technology Hardware & Equipment	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT SEMICONDUCTORS SSG :: XCIII

ProShares UltraShort SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of 18.83%1. For the same period, the Index had a total return of –10.47%2 and a volatility of 17.82%. For the period, the Fund had an average daily volume of 3,823 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counter party becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort SmallCap600 from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort SmallCap600	18.83%	-19.88%	-32.13%
S&P SmallCap 600 Index	-10.47%	7.85%	14.33%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort SmallCap600	3.37%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	19.2%
Financials	18.2%
Information Technology	14.7%
Consumer Discretionary	13.7%
Health Care	11.5%
Real Estate	7.1%
Materials	4.0%
Energy	3.8%
Consumer Staples	3.5%
Utilities	2.2%
Telecommunication Services	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XCIV :: SDD ULTRASHORT SMALLCAP600 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –15.34%1. For the same period, the Index had a total return of 3.12%2 and a volatility of 22.68%. For the period, the Fund had an average daily volume of 8,898 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Technology from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Technology	-15.34%	-31.79%	-34.20%
Dow Jones U.S. Technology Index	3.12%	16.01%	17.22%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Technology	2.87%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Technology Index – Composition

% of Index
Software & Services	38.7%
Technology Hardware & Equipment	22.1%
Media & Entertainment	20.9%
Semiconductors & Semiconductor Equipment	16.1%
Health Care Equipment & Services	0.9%
Retailing	0.8%
Telecommunication Services	0.3%
Consumer Durables & Apparel	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT TECHNOLOGY REW :: XCV

ProShares UltraShort Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for any other period. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple times the return of the Fund's Index for the same period. For the year ended May 31, 2019, the Fund had a total return of –27.69%1. For the same period, the Index had a total return of 17.26%2 and a volatility of 13.97%. For the period, the Fund had an average daily volume of 3,757 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the return of the Index.3

The Fund invests in financial instruments that the Advisor believes, in combination, should produce daily returns consistent with the Fund's investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index seeks to measure the performance of certain companies in the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2019, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Utilities from May 31, 2009 to May 31, 2019, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/19

	One Year	Five Years	Ten Years
ProShares UltraShort Utilities	-27.69%	-21.77%	-26.04%
Dow Jones U.S. Utilities Index	17.26%	10.42%	12.92%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Utilities	1.78%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2018. Contractual fee waivers are in effect through September 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/19

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Utilities Index – Composition

% of Index
Electric Utilities	56.8%
Multi-Utilities	31.4%
Gas Utilities	5.2%
Independent Power and Renewable Electricity Producers	3.3%
Water Utilities	3.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XCVI :: SDP ULTRASHORT UTILITIES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCVII

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2019.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2019.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short 7-10 Year Treasury
Actual	$1,000.00	$937.90	$4.59	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short 20+ Year Treasury
Actual	$1,000.00	$874.70	$4.30	0.92%
Hypothetical	$1,000.00	$1,020.34	$4.63	0.92%
Short Basic Materials
Actual	$1,000.00	$1,053.20	$4.86	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Dow30SM
Actual	$1,000.00	$1,024.10	$4.79	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Financials
Actual	$1,000.00	$989.60	$4.71	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short FTSE China 50
Actual	$1,000.00	$1,021.90	$4.79	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short High Yield
Actual	$1,000.00	$964.80	$4.65	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MidCap400
Actual	$1,000.00	$1,031.30	$4.81	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XCVIII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short MSCI EAFE
Actual	$1,000.00	$988.20	$4.71	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MSCI Emerging Markets
Actual	$1,000.00	$992.30	$4.72	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Oil & Gas
Actual	$1,000.00	$1,106.70	$4.99	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short QQQ
Actual	$1,000.00	$967.00	$4.66	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Real Estate
Actual	$1,000.00	$932.30	$4.58	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Russell2000
Actual	$1,000.00	$1,036.40	$4.82	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short S&P500®
Actual	$1,000.00	$1,000.10	$4.39	0.88%
Hypothetical	$1,000.00	$1,020.54	$4.43	0.88%
Short SmallCap600
Actual	$1,000.00	$1,071.10	$4.91	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 7-10 Year Treasury
Actual	$1,000.00	$1,153.80	$5.10	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 20+ Year Treasury
Actual	$1,000.00	$1,315.60	$5.48	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Basic Materials
Actual	$1,000.00	$857.00	$4.40	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Communication Services Select Sector (a)
Actual	$1,000.00	$1,091.20	$3.70	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Goods
Actual	$1,000.00	$949.60	$4.62	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Services
Actual	$1,000.00	$1,023.20	$4.79	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCIX

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra Dow30SM
Actual	$1,000.00	$931.60	$4.57	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Financials
Actual	$1,000.00	$1,000.60	$4.74	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra FTSE China 50
Actual	$1,000.00	$911.80	$4.53	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra FTSE Europe
Actual	$1,000.00	$1,032.80	$4.81	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Gold Miners
Actual	$1,000.00	$1,225.30	$5.27	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Health Care
Actual	$1,000.00	$828.20	$4.33	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra High Yield
Actual	$1,000.00	$1,073.60	$4.91	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Industrials
Actual	$1,000.00	$1,032.70	$4.81	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MidCap400
Actual	$1,000.00	$910.10	$4.52	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Brazil Capped
Actual	$1,000.00	$1,050.90	$4.86	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI EAFE
Actual	$1,000.00	$1,004.90	$4.75	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Emerging Markets
Actual	$1,000.00	$977.90	$4.68	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Japan
Actual	$1,000.00	$888.50	$4.47	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Biotechnology
Actual	$1,000.00	$801.10	$4.27	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

C :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra Oil & Gas
Actual	$1,000.00	$765.10	$4.18	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra QQQ
Actual	$1,000.00	$1,019.00	$4.78	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Real Estate
Actual	$1,000.00	$1,128.00	$5.04	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Russell2000
Actual	$1,000.00	$892.00	$4.48	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra S&P500®
Actual	$1,000.00	$981.00	$4.45	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
Ultra Semiconductors
Actual	$1,000.00	$948.70	$4.62	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra SmallCap600
Actual	$1,000.00	$830.60	$4.34	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Technology
Actual	$1,000.00	$1,076.50	$4.92	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Telecommunications
Actual	$1,000.00	$921.30	$4.55	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Utilities
Actual	$1,000.00	$1,092.80	$4.96	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Communication Services Select Sector (a)
Actual	$1,000.00	$1,116.30	$3.75	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Dow30SM
Actual	$1,000.00	$877.60	$4.45	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Financial Select Sector
Actual	$1,000.00	$847.40	$4.38	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro MidCap400
Actual	$1,000.00	$844.30	$4.37	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: CI

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraPro Nasdaq Biotechnology
Actual	$1,000.00	$677.90	$3.97	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro QQQ
Actual	$1,000.00	$987.90	$4.71	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Russell2000
Actual	$1,000.00	$812.50	$4.29	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro S&P500®
Actual	$1,000.00	$946.20	$4.46	0.92%
Hypothetical	$1,000.00	$1,020.34	$4.63	0.92%
UltraPro Short 20+ Year Treasury
Actual	$1,000.00	$650.50	$3.91	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Communication Services Select Sector (a)
Actual	$1,000.00	$818.50	$3.22	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Dow30SM
Actual	$1,000.00	$1,015.80	$4.77	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Financial Select Sector
Actual	$1,000.00	$1,017.20	$4.78	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short MidCap400
Actual	$1,000.00	$1,029.30	$4.81	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Nasdaq Biotechnology
Actual	$1,000.00	$1,091.30	$4.95	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short QQQ
Actual	$1,000.00	$830.70	$4.34	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Russell2000
Actual	$1,000.00	$1,031.40	$4.81	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short S&P500®
Actual	$1,000.00	$945.00	$4.36	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
UltraShort 7-10 Year Treasury
Actual	$1,000.00	$873.50	$4.44	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

CII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort 20+ Year Treasury
Actual	$1,000.00	$756.80	$3.94	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
UltraShort Basic Materials
Actual	$1,000.00	$1,080.40	$4.93	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Communication Services Select Sector (a)
Actual	$1,000.00	$887.70	$3.34	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Goods
Actual	$1,000.00	$1,021.00	$4.79	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Services
Actual	$1,000.00	$915.80	$4.54	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Dow30SM
Actual	$1,000.00	$1,026.10	$4.80	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Financials
Actual	$1,000.00	$958.60	$4.64	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE China 50
Actual	$1,000.00	$1,020.80	$4.79	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE Europe
Actual	$1,000.00	$926.50	$4.56	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Gold Miners
Actual	$1,000.00	$720.70	$4.08	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Health Care
Actual	$1,000.00	$1,141.70	$5.07	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Industrials
Actual	$1,000.00	$905.40	$4.51	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MidCap400
Actual	$1,000.00	$1,040.80	$4.83	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Brazil Capped
Actual	$1,000.00	$798.80	$4.26	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: CIII

	Beginning Account Value 12/1/2018	Ending Account Value 05/31/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort MSCI EAFE
Actual	$1,000.00	$959.20	$4.64	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Emerging Markets
Actual	$1,000.00	$963.30	$4.65	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Japan
Actual	$1,000.00	$1,070.10	$4.90	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Nasdaq Biotechnology
Actual	$1,000.00	$1,106.30	$4.99	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Oil & Gas
Actual	$1,000.00	$1,187.40	$5.18	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort QQQ
Actual	$1,000.00	$906.80	$4.52	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Real Estate
Actual	$1,000.00	$853.80	$4.39	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Russell2000
Actual	$1,000.00	$1,044.20	$4.84	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort S&P500®
Actual	$1,000.00	$979.10	$4.39	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
UltraShort Semiconductors
Actual	$1,000.00	$892.40	$4.48	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort SmallCap600
Actual	$1,000.00	$1,118.40	$5.02	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Technology
Actual	$1,000.00	$838.90	$4.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Utilities
Actual	$1,000.00	$885.70	$4.47	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(a)  The Fund commenced operations on January 15, 2019. Actual Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 136 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

CIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 103.0%
Repurchase Agreements (a) — 53.6%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $13,536,455 (Cost $13,533,681)	$13,533,681	$13,533,681
U.S. Treasury Obligations (b) — 49.4%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	1,205,000	1,204,785
2.36%, 6/13/2019 (c)	1,181,000	1,180,260
2.40%, 6/20/2019 (c)	1,547,000	1,545,355
2.35%, 6/27/2019 (c)	1,202,000	1,200,213
2.34%, 7/5/2019 (c)	1,006,000	1,003,947
2.41%, 7/18/2019 (c)	1,518,000	1,513,655
2.38%, 7/25/2019 (c)	1,162,000	1,158,159
2.35%, 8/15/2019 (c)	1,292,000	1,286,040
2.40%, 9/12/2019 (c)	930,000	924,005
2.41%, 10/10/2019 (c)	887,000	879,725
2.68%, 12/5/2019 (c)	567,000	560,458
Total U.S. Treasury Obligations (Cost $12,452,653)		12,456,602
Total Short-Term Investments (Cost $25,986,334)		25,990,283
Total Investments — 103.0% (Cost $25,986,334)		25,990,283
Liabilities in excess of other assets — (3.0%)		(762,516)
Net Assets — 100.0%		$25,227,767

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,272,357.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,949
Aggregate gross unrealized depreciation	(1,859,578)
Net unrealized depreciation	$(1,855,629)
Federal income tax cost	$25,986,334

Futures Contracts Sold

Short 7-10 Year Treasury had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	6	9/19/2019	USD	$760,500	$(6,196)

See accompanying notes to the financial statements.

2 :: TBX SHORT 7-10 YEAR TREASURY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Short 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(18,260,966)	1/6/2020	Bank of America NA	(2.02)%	ICE U.S. Treasury 7-10 Year Bond Index	(1,064,073)	354,073	710,000	—
(6,292,738)	3/6/2020	Citibank NA	(1.99)%	ICE U.S. Treasury 7-10 Year Bond Index	(789,309)	344,804	408,000	(36,505)
(24,553,704)					(1,853,382)
				Total Unrealized Depreciation	(1,853,382)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT 7-10 YEAR TREASURY TBX :: 3

Investments	Principal Amount	Value
Short-Term Investments — 109.4%
Repurchase Agreements (a) — 20.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $63,873,240 (Cost $63,860,151)	$63,860,151	$63,860,151
U.S. Treasury Obligations (b) — 89.3%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	8,000,000	7,998,574
2.39%, 6/13/2019 (c)	18,000,000	17,988,717
2.41%, 6/20/2019 (c)	20,000,000	19,978,726
2.37%, 6/27/2019 (c)	15,000,000	14,977,700
2.39%, 7/5/2019 (c)	15,000,000	14,969,383
2.40%, 7/11/2019 (c)	14,000,000	13,966,192
2.44%, 7/18/2019 (c)	18,000,000	17,948,475
2.41%, 7/25/2019 (c)	14,000,000	13,953,725
2.42%, 8/1/2019 (c)	14,000,000	13,947,509
2.42%, 8/8/2019 (c)	14,000,000	13,941,288
2.43%, 8/15/2019 (c)	19,000,000	18,912,349
2.41%, 8/22/2019 (c)	13,000,000	12,933,844
2.41%, 8/29/2019 (c)	7,000,000	6,961,092
2.44%, 9/5/2019 (c)	7,000,000	6,957,800
2.43%, 9/12/2019 (c)	12,000,000	11,922,651
2.38%, 9/19/2019 (c)	7,000,000	6,951,831
2.44%, 10/10/2019 (c)	11,000,000	10,909,785
2.40%, 10/17/2019 (c)	6,000,000	5,947,923
2.40%, 10/24/2019 (c)	6,000,000	5,945,259
2.53%, 11/7/2019 (c)	11,000,000	10,889,784
2.61%, 12/5/2019 (c)	5,000,000	4,942,312
2.49%, 1/2/2020 (c)	6,000,000	5,920,391
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 1/30/2020 (c)	$5,000,000	$4,925,181
2.39%, 2/27/2020 (c)	5,000,000	4,916,666
2.39%, 3/26/2020 (c)	5,000,000	4,908,934
2.39%, 4/23/2020 (c)	5,000,000	4,901,541
2.33%, 5/21/2020 (c)	5,000,000	4,895,007
Total U.S. Treasury Obligations (Cost $283,284,980)		283,412,639
Total Short-Term Investments (Cost $347,145,131)		347,272,790
Total Investments — 109.4% (Cost $347,145,131)		347,272,790
Liabilities in excess of other assets — (9.4%)		(29,926,820)
Net Assets — 100.0%		$317,345,970

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $27,866,489.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$127,659
Aggregate gross unrealized depreciation	(30,904,554)
Net unrealized depreciation	$(30,776,895)
Federal income tax cost	$347,145,131

Futures Contracts Sold

Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	39	9/19/2019	USD	$5,995,031	$(52,429)

See accompanying notes to the financial statements.

4 :: TBF SHORT 20+ YEAR TREASURY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(119,862,216)	3/6/2020	Citibank NA	(2.11)%	ICE U.S. Treasury 20+ Year Bond Index	(12,406,359)	11,091,891	—	(1,314,468)
(13,060,802)	11/6/2020	Goldman Sachs International	(2.11)%	ICE U.S. Treasury 20+ Year Bond Index	(2,871,564)	1,625,977	1,194,000	(51,587)
(180,101,653)	3/6/2020	Societe Generale	(2.14)%	ICE U.S. Treasury 20+ Year Bond Index	(15,574,202)	15,148,621	—	(425,581)
(313,024,671)					(30,852,125)
				Total Unrealized Depreciation	(30,852,125)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT 20+ YEAR TREASURY TBF :: 5

Investments	Principal Amount	Value
Short-Term Investments — 58.6%
Repurchase Agreements (a) — 58.6%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $595,703 (Cost $595,581)	$595,581	$595,581
Total Investments — 58.6% (Cost $595,581)		595,581
Other assets less liabilities — 41.4%		420,169
Net Assets — 100.0%		$1,015,750

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$153,767
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$153,767
Federal income tax cost	$595,581

Swap Agreements1

Short Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(208,549)	11/6/2019	Bank of America NA	(2.31)%	Dow Jones U.S. Basic MaterialsSM Index	30,168	—	—	30,168
(297,022)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. Basic MaterialsSM Index	61,040	—	—	61,040
(64,682)	12/7/2020	Deutsche Bank AG	(2.49)%	Dow Jones U.S. Basic MaterialsSM Index	2,137	—	(983)	1,154
(9,209)	11/13/2019	Morgan Stanley & Co. International plc	(2.56)%	Dow Jones U.S. Basic MaterialsSM Index	15,514	—	—	15,514
(241,116)	11/6/2019	Societe Generale	(2.21)%	Dow Jones U.S. Basic MaterialsSM Index	24,071	—	—	24,071
(193,996)	11/6/2019	UBS AG	(2.21)%	Dow Jones U.S. Basic MaterialsSM Index	20,837	—	—	20,837
(1,014,574)					153,767
				Total Unrealized Appreciation	153,767

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

6 :: SBM SHORT BASIC MATERIALS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 97.2%
Repurchase Agreements (a) — 24.6%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $66,102,642 (Cost $66,089,095)	$66,089,095	$66,089,095
U.S. Treasury Obligations (b) — 72.6%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	10,000,000	9,998,210
2.40%, 6/13/2019 (c)	13,000,000	12,991,848
2.41%, 6/20/2019 (c)	14,000,000	13,985,059
2.40%, 6/27/2019 (c)	11,000,000	10,983,597
2.39%, 7/5/2019 (c)	10,000,000	9,979,578
2.40%, 7/11/2019 (c)	10,000,000	9,975,870
2.43%, 7/18/2019 (c)	12,000,000	11,965,706
2.41%, 7/25/2019 (c)	9,000,000	8,970,246
2.42%, 8/1/2019 (c)	9,000,000	8,966,171
2.42%, 8/8/2019 (c)	9,000,000	8,962,339
2.42%, 8/15/2019 (c)	13,000,000	12,939,996
2.40%, 8/22/2019 (c)	10,000,000	9,949,111
2.41%, 8/29/2019 (c)	4,000,000	3,977,791
2.44%, 9/5/2019 (c)	4,000,000	3,975,836
2.41%, 9/12/2019 (c)	9,000,000	8,942,051
2.38%, 9/19/2019 (c)	5,000,000	4,965,575
2.43%, 10/10/2019 (c)	8,000,000	7,934,205
2.40%, 10/17/2019 (c)	4,000,000	3,965,301
2.40%, 10/24/2019 (c)	4,000,000	3,963,515
2.50%, 11/7/2019 (c)	7,000,000	6,930,015
2.61%, 12/5/2019 (c)	3,000,000	2,965,332
2.49%, 1/2/2020 (c)	3,000,000	2,960,218
2.39%, 1/30/2020 (c)	3,000,000	2,955,197
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 2/27/2020 (c)	$3,000,000	$2,950,067
2.39%, 3/26/2020 (c)	3,000,000	2,945,558
2.39%, 4/23/2020 (c)	3,000,000	2,940,855
2.33%, 5/21/2020 (c)	3,000,000	2,937,009
Total U.S. Treasury Obligations (Cost $194,894,829)		194,976,256
Total Short-Term Investments (Cost $260,983,924)		261,065,351
Total Investments — 97.2% (Cost $260,983,924)		261,065,351
Other assets less liabilities — 2.8%		7,498,030
Net Assets — 100.0%		$268,563,381

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $25,616,081.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,612,663
Aggregate gross unrealized depreciation	(11,171,253)
Net unrealized depreciation	$(7,558,590)
Federal income tax cost	$260,983,924

Futures Contracts Sold

Short Dow30SM had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	129	6/21/2019	USD	$16,007,610	$748,854

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT DOW30SM DOG :: 7

Swap Agreements1

Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(15,427,312)	11/6/2020	Bank of America NA	(2.57)%	Dow Jones Industrial AverageSM	(81,681)	81,681	—	—
(14,889,024)	11/6/2019	BNP Paribas SA	(2.71)%	Dow Jones Industrial AverageSM	(1,953,505)	1,953,505	—	—
(39,665,030)	11/6/2020	Citibank NA	(2.71)%	Dow Jones Industrial AverageSM	(3,428,741)	3,428,741	—	—
(38,161,611)	11/6/2019	Credit Suisse International	(2.76)%	Dow Jones Industrial AverageSM	(5,581,990)	5,035,990	546,000	—
(38,364,896)	11/6/2019	Deutsche Bank AG	(2.79)%	Dow Jones Industrial AverageSM	(46,331)	46,331	—	—
(48,402,058)	11/6/2019	Goldman Sachs International	(2.59)%	Dow Jones Industrial AverageSM	2,724,257	(2,242,792)	—	481,465
(54,850,643)	11/6/2019	Societe Generale	(2.96)%	Dow Jones Industrial AverageSM	58,125	—	—	58,125
(2,727,223)	11/6/2020	UBS AG	(2.66)%	Dow Jones Industrial AverageSM	(79,005)	—	79,005	—
(252,487,797)					(8,388,871)
				Total Unrealized Appreciation	2,782,382
				Total Unrealized Depreciation	(11,171,253)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

8 :: DOG SHORT DOW30SM :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 84.4%
Repurchase Agreements (a) — 50.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $11,068,452 (Cost $11,066,183)	$11,066,183	$11,066,183
U.S. Treasury Obligations (b) — 34.0%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	750,000	749,866
2.36%, 6/13/2019 (c)	768,000	767,518
2.40%, 6/20/2019 (c)	1,005,000	1,003,929
2.35%, 6/27/2019 (c)	708,000	706,944
2.34%, 7/5/2019 (c)	755,000	753,458
2.41%, 7/18/2019 (c)	474,000	472,645
2.39%, 7/25/2019 (c)	723,000	720,610
2.35%, 8/15/2019 (c)	969,000	964,527
2.40%, 9/12/2019 (c)	548,000	544,472
2.41%, 10/10/2019 (c)	522,000	517,707
2.68%, 12/5/2019 (c)	275,000	271,822
Total U.S. Treasury Obligations (Cost $7,471,293)		7,473,498
Total Short-Term Investments (Cost $18,537,476)		18,539,681
Total Investments — 84.4% (Cost $18,537,476)		18,539,681
Other assets less liabilities — 15.6%		3,416,260
Net Assets — 100.0%		$21,955,941

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $66,221.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$428,393
Aggregate gross unrealized depreciation	(1,071,717)
Net unrealized depreciation	$(643,324)
Federal income tax cost	$18,537,476

Swap Agreements1

Short Financials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,107,062)	11/6/2019	Bank of America NA	(2.56)%	Dow Jones U.S. FinancialsSM Index[6]	(125,194)	—	90,000	(35,194)
(248,887)	12/7/2020	BNP Paribas SA	(2.61)%	Dow Jones U.S. FinancialsSM Index[6]	7,606	—	—	7,606
(3,030,201)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. FinancialsSM Index[6]	(221,592)	—	221,592	—
(5,007,232)	12/7/2020	Deutsche Bank AG	(2.59)%	Dow Jones U.S. FinancialsSM Index[6]	(34,783)	—	—	(34,783)
(505,915)	11/6/2019	Goldman Sachs International	(2.64)%	Dow Jones U.S. FinancialsSM Index[6]	(178,061)	—	178,061	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT FINANCIALS SEF :: 9

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,469,146)	11/13/2019	Morgan Stanley & Co. International plc	(2.56)%	Dow Jones U.S. FinancialsSM Index[6]	(80,408)	—	80,408	—
(7,060,051)	11/6/2019	Societe Generale	(2.56)%	Dow Jones U.S. FinancialsSM Index[6]	(431,679)	—	431,679	—
(2,505,402)	11/6/2019	UBS AG	(2.56)%	Dow Jones U.S. FinancialsSM Index[6]	418,582	(418,582)	—	—
(21,933,896)					(645,529)
				Total Unrealized Appreciation	426,188
				Total Unrealized Depreciation	(1,071,717)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

10 :: SEF SHORT FINANCIALS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 83.6%
Repurchase Agreements (a) — 83.6%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $6,757,283 (Cost $6,755,898)	$6,755,898	$6,755,898
Total Investments — 83.6% (Cost $6,755,898)		6,755,898
Other assets less liabilities — 16.4%		1,323,342
Net Assets — 100.0%		$8,079,240

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$215,433
Aggregate gross unrealized depreciation	(141,979)
Net unrealized appreciation	$73,454
Federal income tax cost	$6,755,898

Swap Agreements1,6

Short FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(652,043)	11/6/2019	Bank of America NA	(1.66)%	iShares® China Large-Cap ETF	(104,080)	—	104,080	—
(823,217)	11/6/2020	Citibank NA	0.36%	iShares® China Large-Cap ETF	(37,899)	—	37,899	—
(1,984,533)	11/6/2020	Deutsche Bank AG	(1.89)%	iShares® China Large-Cap ETF	12,124	—	(12,124)	—
(383,860)	11/6/2019	Goldman Sachs International	(0.64)%	iShares® China Large-Cap ETF	33,305	—	—	33,305
(1,802,350)	11/6/2019	Societe Generale	(0.96)%	iShares® China Large-Cap ETF	152,178	—	—	152,178
(2,396,903)	11/6/2020	UBS AG	(0.71)%	iShares® China Large-Cap ETF	17,826	—	—	17,826
(8,042,906)					73,454
				Total Unrealized Appreciation	215,433
				Total Unrealized Depreciation	(141,979)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT FTSE CHINA 50 YXI :: 11

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

12 :: YXI SHORT FTSE CHINA 50 :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 91.8%
Repurchase Agreements (a) — 52.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $59,141,016 (Cost $59,128,895)	$59,128,895	$59,128,895
U.S. Treasury Obligations (b) — 39.5%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	4,418,000	4,417,209
2.36%, 6/13/2019 (c)	4,484,000	4,481,188
2.39%, 6/20/2019 (c)	5,872,000	5,865,733
2.35%, 6/27/2019 (c)	4,408,000	4,401,427
2.34%, 7/5/2019 (c)	4,166,000	4,157,492
2.41%, 7/18/2019 (c)	3,838,000	3,827,032
2.38%, 7/25/2019 (c)	4,260,000	4,245,917
2.35%, 8/15/2019 (c)	5,348,000	5,323,315
2.40%, 9/12/2019 (c)	3,411,000	3,389,037
2.41%, 10/10/2019 (c)	3,253,000	3,226,246
2.68%, 12/5/2019 (c)	1,351,000	1,335,388
Total U.S. Treasury Obligations (Cost $44,657,232)		44,669,984
Total Short-Term Investments (Cost $103,786,127)		103,798,879
Total Investments — 91.8% (Cost $103,786,127)		103,798,879
Other assets less liabilities — 8.2%		9,248,323
Net Assets — 100.0%		$113,047,202

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,958,499.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,752
Aggregate gross unrealized depreciation	(6,963,135)
Net unrealized depreciation	$(6,950,383)
Federal income tax cost	$103,786,127

Swap Agreements1,6

Short High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(37,647,537)	11/6/2019	Citibank NA	0.29%	iShares® iBoxx $ High Yield Corporate Bond ETF	(2,616,630)	—	2,616,630	—
(18,544,612)	12/9/2019	Credit Suisse International	(0.16)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(940,902)	—	940,902	—
(56,366,427)	1/7/2020	Goldman Sachs International	(0.74)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(3,405,603)	—	3,405,603	—
(112,558,576)					(6,963,135)
				Total Unrealized Depreciation	(6,963,135)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT HIGH YIELD SJB :: 13

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

14 :: SJB SHORT HIGH YIELD :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 96.1%
Repurchase Agreements (a) — 96.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $14,108,749 (Cost $14,105,858)	$14,105,858	$14,105,858
Total Investments — 96.1% (Cost $14,105,858)		14,105,858
Other assets less liabilities — 3.9%		576,830
Net Assets — 100.0%		$14,682,688

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$94,089
Aggregate gross unrealized depreciation	(1,766,271)
Net unrealized depreciation	$(1,672,182)
Federal income tax cost	$14,105,858

Futures Contracts Sold

Short MidCap400 had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	10	6/21/2019	USD	$1,809,900	$94,089

Swap Agreements1

Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,604,706)	11/6/2020	Bank of America NA	(2.56)%	S&P MidCap 400®	(10,704)	—	10,704	—
(2,148,995)	11/6/2020	BNP Paribas SA	(2.56)%	S&P MidCap 400®	(377,872)	—	377,872	—
(1,354,129)	11/6/2019	Citibank NA	(2.59)%	S&P MidCap 400®	(526,929)	—	430,000	(96,929)
(2,591,886)	11/6/2019	Credit Suisse International	(2.61)%	S&P MidCap 400®	(73,345)	—	73,345	—
(2,426,856)	11/6/2019	Morgan Stanley & Co. International plc	(2.36)%	S&P MidCap 400®	(111,474)	—	111,474	—
(2,739,547)	11/6/2019	Societe Generale	(2.36)%	S&P MidCap 400®	(665,947)	—	665,947	—
(12,866,119)					(1,766,271)
				Total Unrealized Depreciation	(1,766,271)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT MIDCAP400 MYY :: 15

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

16 :: MYY SHORT MIDCAP400 :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 98.4%
Repurchase Agreements (a) — 70.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $28,537,149 (Cost $28,531,301)	$28,531,301	$28,531,301
U.S. Treasury Obligations (b) — 28.1%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	989,000	988,823
2.36%, 6/13/2019 (c)	1,013,000	1,012,365
2.40%, 6/20/2019 (c)	1,326,000	1,324,585
2.35%, 6/27/2019 (c)	1,083,000	1,081,385
2.34%, 7/5/2019 (c)	1,095,000	1,092,764
2.41%, 7/18/2019 (c)	1,491,000	1,486,739
2.39%, 7/25/2019 (c)	954,000	950,846
2.35%, 8/15/2019 (c)	1,405,000	1,398,515
2.40%, 9/12/2019 (c)	838,000	832,604
2.41%, 10/10/2019 (c)	799,000	792,429
2.68%, 12/5/2019 (c)	463,000	457,649
Total U.S. Treasury Obligations (Cost $11,415,203)		11,418,704
Total Short-Term Investments (Cost $39,946,504)		39,950,005
Total Investments — 98.4% (Cost $39,946,504)		39,950,005
Other assets less liabilities — 1.6%		637,696
Net Assets — 100.0%		$40,587,701

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,165,962.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$91,490
Aggregate gross unrealized depreciation	(1,323,869)
Net unrealized depreciation	$(1,232,379)
Federal income tax cost	$39,946,504

Swap Agreements1,6

Short MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,299,991)	11/6/2019	Citibank NA	(1.99)%	iShares® MSCI EAFE ETF	3,695	—	—	3,695
(6,533,899)	11/6/2019	Credit Suisse International	(2.16)%	iShares® MSCI EAFE ETF	84,294	—	—	84,294
(2,897,747)	11/6/2020	Deutsche Bank AG	(2.09)%	iShares® MSCI EAFE ETF	(591,441)	591,441	—	—
(7,806,974)	11/6/2020	Goldman Sachs International	(2.39)%	iShares® MSCI EAFE ETF	(514,707)	—	514,707	—
(13,121,829)	11/6/2020	Societe Generale	(2.16)%	iShares® MSCI EAFE ETF	(112,414)	—	112,414	—
(7,928,780)	11/6/2019	UBS AG	(2.06)%	iShares® MSCI EAFE ETF	(105,307)	—	105,307	—
(40,589,220)					(1,235,880)
				Total Unrealized Appreciation	87,989
				Total Unrealized Depreciation	(1,323,869)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT MSCI EAFE EFZ :: 17

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

18 :: EFZ SHORT MSCI EAFE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 101.1%
Repurchase Agreements (a) — 70.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $67,339,181 (Cost $67,325,381)	$67,325,381	$67,325,381
U.S. Treasury Obligations (b) — 30.6%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	2,582,000	2,581,538
2.36%, 6/13/2019 (c)	2,542,000	2,540,406
2.42%, 6/20/2019 (c)	3,329,000	3,325,447
2.35%, 6/27/2019 (c)	2,642,000	2,638,060
2.34%, 7/5/2019 (c)	3,214,000	3,207,436
2.41%, 7/18/2019 (c)	2,785,000	2,777,041
2.39%, 7/25/2019 (c)	2,490,000	2,481,768
2.35%, 8/15/2019 (c)	4,126,000	4,106,955
2.40%, 9/12/2019 (c)	2,044,000	2,030,839
2.41%, 10/10/2019 (c)	1,950,000	1,933,963
2.68%, 12/5/2019 (c)	1,610,000	1,591,395
Total U.S. Treasury Obligations (Cost $29,205,190)		29,214,848
Total Short-Term Investments (Cost $96,530,571)		96,540,229
Total Investments — 101.1% (Cost $96,530,571)		96,540,229
Liabilities in excess of other assets — (1.1%)		(1,004,649)
Net Assets — 100.0%		$95,535,580

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $5,107,853.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,636,987
Aggregate gross unrealized depreciation	(3,691,714)
Net unrealized depreciation	$(2,054,727)
Federal income tax cost	$96,530,571

Swap Agreements1,6

Short MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(4,908,391)	11/6/2020	Bank of America NA	(1.66)%	iShares® MSCI Emerging Markets ETF	467,960	(367,903)	—	100,057
(14,186,241)	11/6/2020	Citibank NA	(1.84)%	iShares® MSCI Emerging Markets ETF	255,512	(174,374)	(1,935)	79,203
(237,661)	11/6/2019	Credit Suisse International	(1.26)%	iShares® MSCI Emerging Markets ETF	(165,502)	—	165,502	—
(34,463,031)	11/6/2020	Deutsche Bank AG	(1.74)%	iShares® MSCI Emerging Markets ETF	(2,163,358)	2,163,358	—	—
(857,152)	11/6/2019	Goldman Sachs International	(0.39)%	iShares® MSCI Emerging Markets ETF	486,176	(486,176)	—	—
(1,340,152)	11/6/2019	Morgan Stanley & Co. International plc	(2.21)%	iShares® MSCI Emerging Markets ETF	417,681	(417,681)	—	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT MSCI EMERGING MARKETS EUM :: 19

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(35,674,553)	11/6/2020	Societe Generale	(0.96)%	iShares® MSCI Emerging Markets ETF	(1,241,785)	1,230,785	11,000	—
(3,484,432)	11/6/2019	UBS AG	(1.36)%	iShares® MSCI Emerging Markets ETF	(121,069)	—	121,069	—
(95,151,613)					(2,064,385)
				Total Unrealized Appreciation	1,627,329
				Total Unrealized Depreciation	(3,691,714)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

20 :: EUM SHORT MSCI EMERGING MARKETS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 73.9%
Repurchase Agreements (a) — 73.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,478,306 (Cost $1,478,003)	$1,478,003	$1,478,003
Total Investments — 73.9% (Cost $1,478,003)		1,478,003
Other assets less liabilities — 26.1%		522,755
Net Assets — 100.0%		$2,000,758

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$188,034
Aggregate gross unrealized depreciation	(99,094)
Net unrealized appreciation	$88,940
Federal income tax cost	$1,478,003

Swap Agreements1

Short Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(371,374)	11/13/2019	Bank of America NA	(2.36)%	Dow Jones U.S. Oil & GasSM Index	41,005	—	—	41,005
(111,531)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. Oil & GasSM Index	4,549	—	—	4,549
(175,135)	12/7/2020	Deutsche Bank AG	(2.44)%	Dow Jones U.S. Oil & GasSM Index	13,512	—	(5,588)	7,924
(104,967)	11/6/2019	Goldman Sachs International	(2.54)%	Dow Jones U.S. Oil & GasSM Index	19,135	—	—	19,135
(518,959)	11/13/2019	Morgan Stanley & Co. International plc	(2.46)%	Dow Jones U.S. Oil & GasSM Index	102,556	(102,556)	—	—
(134,395)	11/6/2019	Societe Generale	(2.21)%	Dow Jones U.S. Oil & GasSM Index	7,277	—	(7,277)	—
(582,387)	11/6/2019	UBS AG	(2.31)%	Dow Jones U.S. Oil & GasSM Index	(99,094)	—	99,094	—
(1,998,748)					88,940
				Total Unrealized Appreciation	188,034
				Total Unrealized Depreciation	(99,094)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT OIL & GAS DDG :: 21

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

22 :: DDG SHORT OIL & GAS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 103.6%
Repurchase Agreements (a) — 37.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $242,532,293 (Cost $242,482,592)	$242,482,592	$242,482,592
U.S. Treasury Obligations (b) — 66.5%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	21,000,000	20,996,242
2.40%, 6/13/2019 (c)	26,000,000	25,983,696
2.43%, 6/20/2019 (c)	34,000,000	33,963,715
2.39%, 6/27/2019 (c)	26,000,000	25,961,228
2.39%, 7/5/2019 (c)	20,000,000	19,959,156
2.40%, 7/11/2019 (c)	20,000,000	19,951,740
2.44%, 7/18/2019 (c)	25,000,000	24,928,555
2.40%, 7/25/2019 (c)	20,000,000	19,933,881
2.42%, 8/1/2019 (c)	20,000,000	19,924,824
2.42%, 8/8/2019 (c)	20,000,000	19,916,308
2.41%, 8/15/2019 (c)	32,000,000	31,852,297
2.39%, 8/22/2019 (c)	23,000,000	22,882,955
2.41%, 8/29/2019 (c)	10,000,000	9,944,477
2.44%, 9/5/2019 (c)	9,000,000	8,945,630
2.41%, 9/12/2019 (c)	20,000,000	19,871,225
2.38%, 9/19/2019 (c)	10,000,000	9,931,150
2.44%, 10/10/2019 (c)	16,000,000	15,868,410
2.40%, 10/17/2019 (c)	9,000,000	8,921,928
2.40%, 10/24/2019 (c)	9,000,000	8,917,909
2.49%, 11/7/2019 (c)	16,000,000	15,840,034
2.52%, 12/5/2019 (c)	8,000,000	7,907,551
2.49%, 1/2/2020 (c)	7,000,000	6,907,175
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 1/30/2020 (c)	$7,000,000	$6,895,461
2.39%, 2/27/2020 (c)	7,000,000	6,883,489
2.39%, 3/26/2020 (c)	7,000,000	6,872,969
2.39%, 4/23/2020 (c)	6,000,000	5,881,709
2.33%, 5/21/2020 (c)	8,000,000	7,832,024
Total U.S. Treasury Obligations (Cost $433,494,855)		433,675,738
Total Short-Term Investments (Cost $675,977,447)		676,158,330
Total Investments — 103.6% (Cost $675,977,447)		676,158,330
Liabilities in excess of other assets — (3.6%)		(23,269,923)
Net Assets — 100.0%		$652,888,407

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $72,266,904.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,607,246
Aggregate gross unrealized depreciation	(41,124,831)
Net unrealized depreciation	$(31,517,585)
Federal income tax cost	$675,977,447

Futures Contracts Sold

Short QQQ had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	535	6/21/2019	USD	$76,304,375	$4,312,420

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT QQQ PSQ :: 23

Swap Agreements1

Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(48,103,587)	11/6/2020	Bank of America NA	(2.36)%	NASDAQ-100 Index®	(7,485,683)	7,485,683	—	—
(55,156,154)	11/6/2019	BNP Paribas SA	(2.66)%	NASDAQ-100 Index®	(3,476,277)	3,476,277	—	—
(65,225,809)	11/6/2020	Citibank NA	(2.66)%	NASDAQ-100 Index®	(8,306,652)	8,306,652	—	—
(46,730,314)	11/6/2019	Credit Suisse International	(2.76)%	NASDAQ-100 Index®	(3,088,952)	3,088,952	—	—
(49,272,323)	11/6/2019	Deutsche Bank AG	(2.74)%	NASDAQ-100 Index®	(8,714,858)	8,714,858	—	—
(15,236,742)	11/6/2019	Goldman Sachs International	(2.69)%	NASDAQ-100 Index®	(110,807)	—	110,807	—
(13,700,873)	11/6/2019	Morgan Stanley & Co. International plc	(2.56)%	NASDAQ-100 Index®	4,491,903
(2,817,710)	11/6/2019	Morgan Stanley & Co. International plc	(2.36)%	Invesco QQQ TrustSM, Series 1	(312,573)
(16,518,583)					4,179,330	(3,890,000)	—	289,330
(144,003,446)	11/6/2019	Societe Generale	(2.96)%	NASDAQ-100 Index®	(9,629,029)	9,629,029	—	—
(136,284,656)	11/6/2020	UBS AG	(2.61)%	NASDAQ-100 Index®	622,040	—	—	622,040
(576,531,614)					(36,010,888)
				Total Unrealized Appreciation	5,113,943
				Total Unrealized Depreciation	(41,124,831)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

24 :: PSQ SHORT QQQ :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 100.8%
Repurchase Agreements (a) — 100.8%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $8,578,582 (Cost $8,576,824)	$8,576,824	$8,576,824
Total Investments — 100.8% (Cost $8,576,824)		8,576,824
Liabilities in excess of other assets — (0.8%)		(64,068)
Net Assets — 100.0%		$8,512,756

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,112,408)
Net unrealized depreciation	$(1,112,408)
Federal income tax cost	$8,576,824

Swap Agreements1

Short Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(14,221)	11/6/2020	Bank of America NA	(2.81)%	Dow Jones U.S. Real EstateSM Index	(9,248)	—	9,248	—
(202,417)	12/7/2020	BNP Paribas SA	(2.61)%	Dow Jones U.S. Real EstateSM Index	(2,139)	—	—	(2,139)
(3,382,737)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. Real EstateSM Index	(444,669)	—	444,000	(669)
(761,114)	12/7/2020	Deutsche Bank AG	(2.59)%	Dow Jones U.S. Real EstateSM Index	(44,875)	—	—	(44,875)
(3,143,772)	11/13/2019	Morgan Stanley & Co. International plc	(2.36)%	Dow Jones U.S. Real EstateSM Index	(309,797)	—	308,000	(1,797)
(380,001)	11/6/2019	Societe Generale	(2.26)%	Dow Jones U.S. Real EstateSM Index	(119,921)	—	17,000	(102,921)
(620,475)	11/6/2019	UBS AG	(2.21)%	Dow Jones U.S. Real EstateSM Index	(181,759)	—	181,759	—
(8,504,737)					(1,112,408)
				Total Unrealized Depreciation	(1,112,408)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT REAL ESTATE REK :: 25

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

26 :: REK SHORT REAL ESTATE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 100.9%
Repurchase Agreements (a) — 26.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $91,766,670 (Cost $91,747,865)	$91,747,865	$91,747,865
U.S. Treasury Obligations (b) — 74.8%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	13,000,000	12,997,674
2.40%, 6/13/2019 (c)	17,000,000	16,989,340
2.43%, 6/20/2019 (c)	19,000,000	18,979,723
2.40%, 6/27/2019 (c)	14,000,000	13,979,123
2.39%, 7/5/2019 (c)	14,000,000	13,971,409
2.40%, 7/11/2019 (c)	13,000,000	12,968,631
2.41%, 7/18/2019 (c)	17,000,000	16,951,417
2.40%, 7/25/2019 (c)	13,000,000	12,957,022
2.42%, 8/1/2019 (c)	13,000,000	12,951,136
2.41%, 8/8/2019 (c)	13,000,000	12,945,600
2.42%, 8/15/2019 (c)	17,000,000	16,921,533
2.40%, 8/22/2019 (c)	12,000,000	11,938,933
2.41%, 8/29/2019 (c)	6,000,000	5,966,686
2.44%, 9/5/2019 (c)	6,000,000	5,963,754
2.41%, 9/12/2019 (c)	11,000,000	10,929,174
2.38%, 9/19/2019 (c)	6,000,000	5,958,690
2.43%, 10/10/2019 (c)	10,000,000	9,917,756
2.40%, 10/17/2019 (c)	6,000,000	5,947,952
2.40%, 10/24/2019 (c)	6,000,000	5,945,273
2.47%, 11/7/2019 (c)	10,000,000	9,900,021
2.52%, 12/5/2019 (c)	4,000,000	3,953,776
2.49%, 1/2/2020 (c)	4,000,000	3,946,957
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 1/30/2020 (c)	$4,000,000	$3,940,263
2.39%, 2/27/2020 (c)	4,000,000	3,933,422
2.39%, 3/26/2020 (c)	4,000,000	3,927,411
2.39%, 4/23/2020 (c)	4,000,000	3,921,139
2.33%, 5/21/2020 (c)	4,000,000	3,916,012
Total U.S. Treasury Obligations (Cost $262,513,352)		262,619,827
Total Short-Term Investments (Cost $354,261,217)		354,367,692
Total Investments — 100.9% (Cost $354,261,217)		354,367,692
Liabilities in excess of other assets — (0.9%)		(3,064,604)
Net Assets — 100.0%		$351,303,088

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $32,865,271.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,361,776
Aggregate gross unrealized depreciation	(17,923,437)
Net unrealized depreciation	$(5,561,661)
Federal income tax cost	$354,261,217

Futures Contracts Sold

Short Russell2000 had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	368	6/21/2019	USD	$26,976,240	$1,577,259

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT RUSSELL2000 RWM :: 27

Swap Agreements1

Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(41,930,247)	11/6/2020	Bank of America NA	(2.26)%	Russell 2000® Index	5,323,302	(4,928,181)	—	395,121
(7,737,787)	11/6/2019	BNP Paribas SA	(2.06)%	Russell 2000® Index	(651,097)	651,097	—	—
(26,167,943)	11/6/2019	Citibank NA	(2.04)%	Russell 2000® Index	(4,781,449)	4,781,449	—	—
(21,369,656)	11/6/2019	Credit Suisse International	(2.21)%	Russell 2000® Index	(937,317)	907,309	30,008	—
(68,494,752)	11/6/2019	Deutsche Bank AG	(1.99)%	Russell 2000® Index	1,944,213	—	(1,944,213)	—
(58,873,763)	11/6/2020	Goldman Sachs International	(2.14)%	Russell 2000® Index	(5,645,941)	5,645,941	—	—
(8,418,677)	11/6/2019	Morgan Stanley & Co. International plc	(2.06)%	Russell 2000® Index	1,435,956
(1,158,351)	11/6/2019	Morgan Stanley & Co. International plc	(1.86)%	iShares® Russell 2000 ETF	27,962
(9,577,028)					1,463,918	(1,264,425)	—	199,493
(56,761,923)	11/6/2019	Societe Generale	(2.06)%	Russell 2000® Index	(5,907,633)	5,907,632	1	—
(33,437,589)	11/6/2020	UBS AG	(1.96)%	Russell 2000® Index	1,946,609	(1,481,191)	—	465,418
(324,350,688)					(7,245,395)
				Total Unrealized Appreciation	10,678,042
				Total Unrealized Depreciation	(17,923,437)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

28 :: RWM SHORT RUSSELL2000 :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 103.2%
Repurchase Agreements (a) — 25.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $523,284,194 (Cost $523,176,960)	$523,176,960	$523,176,960
U.S. Treasury Obligations (b) — 77.8%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	73,000,000	72,986,936
2.40%, 6/13/2019 (c)	104,000,000	103,934,784
2.44%, 6/20/2019 (c)	117,000,000	116,875,136
2.40%, 6/27/2019 (c)	89,000,000	88,867,281
2.39%, 7/5/2019 (c)	79,000,000	78,838,665
2.38%, 7/11/2019 (c)	76,000,000	75,816,612
2.44%, 7/18/2019 (c)	101,000,000	100,711,361
2.38%, 7/25/2019 (c)	79,000,000	78,738,828
2.41%, 8/1/2019 (c)	78,000,000	77,706,814
2.41%, 8/8/2019 (c)	78,000,000	77,673,603
2.39%, 8/15/2019 (c)	110,000,000	109,492,270
2.39%, 8/22/2019 (c)	78,000,000	77,603,067
2.41%, 8/29/2019 (c)	34,000,000	33,811,222
2.44%, 9/5/2019 (c)	34,000,000	33,794,604
2.42%, 9/12/2019 (c)	69,000,000	68,555,726
2.38%, 9/19/2019 (c)	39,000,000	38,731,485
2.44%, 10/10/2019 (c)	61,000,000	60,498,315
2.40%, 10/17/2019 (c)	35,000,000	34,696,385
2.40%, 10/24/2019 (c)	35,000,000	34,680,757
2.48%, 11/7/2019 (c)	62,000,000	61,380,133
2.53%, 12/5/2019 (c)	28,000,000	27,676,430
2.49%, 1/2/2020 (c)	26,000,000	25,655,221
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 1/30/2020 (c)	$25,000,000	$24,626,645
2.39%, 2/27/2020 (c)	25,000,000	24,583,890
2.39%, 3/26/2020 (c)	25,000,000	24,546,319
2.39%, 4/23/2020 (c)	25,000,000	24,507,121
2.33%, 5/21/2020 (c)	27,000,000	26,433,082
Total U.S. Treasury Obligations (Cost $1,602,762,749)		1,603,422,692
Total Short-Term Investments (Cost $2,125,939,709)		2,126,599,652
Total Investments — 103.2% (Cost $2,125,939,709)		2,126,599,652
Liabilities in excess of other assets — (3.2%)		(65,821,741)
Net Assets — 100.0%		$2,060,777,911

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $231,354,915.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,858,113
Aggregate gross unrealized depreciation	(114,877,964)
Net unrealized depreciation	$(87,019,851)
Federal income tax cost	$2,125,939,709

Futures Contracts Sold

Short S&P500® had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,301	6/21/2019	USD	$179,017,600	$6,192,353

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT S&P500® SH :: 29

Swap Agreements1

Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(208,716,159)	11/6/2020	Bank of America NA	(2.46)%	S&P 500®	2,613,468	(304,531)	—	2,308,937
(216,595,439)	11/6/2020	BNP Paribas SA	(2.71)%	S&P 500®	1,102,764	—	—	1,102,764
(253,932,227)	11/6/2020	Citibank NA	(2.74)%	S&P 500®	(31,976,919)	31,976,919	—	—
(238,892,588)	11/6/2019	Credit Suisse International	(2.76)%	S&P 500®	(43,058,166)	43,058,166	—	—
(273,102,653)	11/6/2019	Deutsche Bank AG	(2.81)%	S&P 500®	2,314,824	—	(2,314,824)	—
(150,952,979)	11/6/2019	Goldman Sachs International	(2.74)%	S&P 500®	5,604,034	(3,783,424)	—	1,820,610
(15,825,025)	11/6/2019	Morgan Stanley & Co. International plc	(2.66)%	S&P 500®	9,370,727	(9,370,727)	—	—
(272,029,773)	11/6/2019	Societe Generale	(2.96)%	S&P 500®	(35,895,143)	35,895,143	—	—
(251,278,787)	11/6/2020	UBS AG	(2.61)%	S&P 500®	(3,947,736)	3,947,736	—	—
(1,881,325,630)					(93,872,147)
				Total Unrealized Appreciation	21,005,817
				Total Unrealized Depreciation	(114,877,964)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U. S. Dollar

See accompanying notes to the financial statements.

30 :: SH SHORT S&P500® :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 89.7%
Repurchase Agreements (a) — 89.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $3,724,439 (Cost $3,723,677)	$3,723,677	$3,723,677
Total Investments — 89.7% (Cost $3,723,677)		3,723,677
Other assets less liabilities — 10.3%		425,778
Net Assets — 100.0%		$4,149,455

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$125,541
Aggregate gross unrealized depreciation	(433,391)
Net unrealized depreciation	$(307,850)
Federal income tax cost	$3,723,677

Swap Agreements1

Short SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(782,864)	11/6/2019	Bank of America NA	(2.38)%	S&P SmallCap 600®	(175,337)	—	175,337	—
(365,023)	11/6/2019	Citibank NA	(2.54)%	S&P SmallCap 600®	(20,545)	—	20,545	—
(436,298)	11/6/2019	Credit Suisse International	(2.36)%	S&P SmallCap 600®	(107,623)	—	107,623	—
(543,216)	11/6/2019	Deutsche Bank AG	(1.99)%	S&P SmallCap 600®	38,605	—	(34,435)	4,170
(352,831)	11/6/2019	Morgan Stanley & Co. International plc	(2.31)%	S&P SmallCap 600®	(101,112)	—	101,112	—
(803,728)	11/6/2019	Societe Generale	(1.86)%	S&P SmallCap 600®	(28,774)	—	20,000	(8,774)
(863,760)	11/6/2020	UBS AG	(2.31)%	S&P SmallCap 600®	86,936	—	—	86,936
(4,147,720)					(307,850)
				Total Unrealized Appreciation	125,541
				Total Unrealized Depreciation	(433,391)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: SHORT SMALLCAP600 SBB :: 31

Investments	Principal Amount	Value
U.S. Treasury Obligations — 79.3%
U.S. Treasury Bonds
6.75%, 8/15/2026	$87,900	$115,431
6.50%, 11/15/2026	116,500	152,133
6.63%, 2/15/2027	80,100	105,957
6.38%, 8/15/2027	89,600	118,426
6.13%, 11/15/2027	213,800	280,111
5.50%, 8/15/2028	149,000	190,836
5.25%, 11/15/2028	191,000	241,749
5.25%, 2/15/2029	138,000	175,465
U.S. Treasury Notes
1.50%, 8/15/2026	1,437,000	1,385,358
2.00%, 11/15/2026	1,432,000	1,427,301
2.25%, 2/15/2027	1,432,800	1,451,941
2.38%, 5/15/2027	1,432,800	1,464,702
2.25%, 8/15/2027	1,432,800	1,449,927
2.25%, 11/15/2027	1,432,800	1,449,031
2.75%, 2/15/2028	1,501,500	1,577,513
2.88%, 5/15/2028	1,569,000	1,665,224
2.88%, 8/15/2028	1,638,000	1,739,735
3.13%, 11/15/2028	1,707,000	1,850,895
2.63%, 2/15/2029	1,706,000	1,777,972
2.38%, 5/15/2029	614,000	626,808
Total U.S. Treasury Obligations (Cost $18,257,151)		19,246,515
Short-Term Investments — 15.2%
Repurchase Agreements (a) — 15.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $3,698,384 (Cost $3,697,627)	3,697,627	3,697,627
Total Investments — 94.5% (Cost $21,954,778)		22,944,142
Other assets less liabilities — 5.5%		1,344,726
Net Assets — 100.0%		$24,288,868

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,465,123
Aggregate gross unrealized depreciation	(121,795)
Net unrealized appreciation	$2,343,328
Federal income tax cost	$21,960,873

Futures Contracts Purchased

Ultra 7-10 Year Treasury had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	5	9/19/2019	USD	$633,750	$5,149

See accompanying notes to the financial statements.

32 :: UST ULTRA 7-10 YEAR TREASURY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
20,829,898	3/6/2020	Citibank NA	2.31%	ICE U.S. Treasury 7-10 Year Bond Index	986,420	—	(850,000)	136,420
7,875,310	1/6/2021	Goldman Sachs International	2.31%	ICE U.S. Treasury 7-10 Year Bond Index	368,490	(297,610)	—	70,880
28,705,208					1,354,910
				Total Unrealized Appreciation	1,354,910

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA 7-10 YEAR TREASURY UST :: 33

Investments	Principal Amount	Value
U.S. Treasury Obligations — 82.9%
U.S. Treasury Bonds
4.50%, 8/15/2039	$225,600	$301,264
4.38%, 11/15/2039	241,800	318,099
4.63%, 2/15/2040	402,900	547,094
4.38%, 5/15/2040	339,000	446,500
3.88%, 8/15/2040	294,000	363,021
4.25%, 11/15/2040	310,000	402,467
4.75%, 2/15/2041	341,600	472,849
4.38%, 5/15/2041	265,200	350,416
3.75%, 8/15/2041	292,900	355,599
3.13%, 11/15/2041	265,100	293,287
3.13%, 2/15/2042	332,200	367,211
3.00%, 5/15/2042	279,400	302,516
2.75%, 8/15/2042	425,700	441,630
2.75%, 11/15/2042	524,800	543,947
3.13%, 2/15/2043	531,600	586,338
2.88%, 5/15/2043	750,000	793,418
3.63%, 8/15/2043	621,800	742,711
3.75%, 11/15/2043	750,000	913,594
3.63%, 2/15/2044	754,600	902,277
3.38%, 5/15/2044	759,100	873,084
3.13%, 8/15/2044	759,300	838,374
3.00%, 11/15/2044	759,200	820,707
2.50%, 2/15/2045	759,300	748,682
3.00%, 5/15/2045	759,200	821,775
2.88%, 8/15/2045	759,200	803,210
3.00%, 11/15/2045	759,100	822,319
2.50%, 2/15/2046	704,800	693,898
2.50%, 5/15/2046	704,000	692,725
2.25%, 8/15/2046	705,100	659,103
2.88%, 11/15/2046	703,200	744,623
3.00%, 2/15/2047	705,000	764,980
3.00%, 5/15/2047	704,900	764,211
2.75%, 8/15/2047	705,000	728,023
2.75%, 11/15/2047	705,000	728,023
3.00%, 2/15/2048	759,000	822,210
Investments	Principal Amount	Value
U.S. Treasury Obligations (continued)
3.13%, 5/15/2048	$814,000	$903,222
3.00%, 8/15/2048	867,000	940,288
3.38%, 11/15/2048	922,000	1,073,626
3.00%, 2/15/2049	922,000	1,001,739
2.88%, 5/15/2049	344,000	364,909
Total U.S. Treasury Obligations (Cost $23,592,185)		26,053,969
Short-Term Investments — 9.3%
Repurchase Agreements (a) — 9.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,919,778 (Cost $2,919,180)	2,919,180	2,919,180
Total Investments — 92.2% (Cost $26,511,365)		28,973,149
Other assets less liabilities — 7.8%		2,449,600
Net Assets — 100.0%		$31,422,749

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,111,014
Aggregate gross unrealized depreciation	(232,244)
Net unrealized appreciation	$4,878,770
Federal income tax cost	$26,904,495

Futures Contracts Purchased

Ultra 20+ Year Treasury had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	13	9/19/2019	USD	$1,998,344	$28,949

See accompanying notes to the financial statements.

34 :: UBT ULTRA 20+ YEAR TREASURY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
9,569,667	1/6/2020	Bank of America NA	2.20%	ICE U.S. Treasury 20+ Year Bond Index	460,841	(292,420)	—	168,421
25,675,565	3/6/2020	Citibank NA	2.31%	ICE U.S. Treasury 20+ Year Bond Index	2,320,326	—	(2,010,000)	310,326
35,245,232					2,781,167
				Total Unrealized Appreciation	2,781,167

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA 20+ YEAR TREASURY UBT :: 35

Investments	Shares	Value
Common Stocks (a) — 98.1%
Chemicals — 82.2%
Air Products & Chemicals, Inc.	13,571	$2,762,920
Albemarle Corp.	6,535	413,666
Ashland Global Holdings, Inc.	3,869	289,672
Axalta Coating Systems Ltd.*	12,889	303,020
Cabot Corp.	3,678	146,899
Celanese Corp.	7,915	751,371
CF Industries Holdings, Inc.	13,773	554,226
Chemours Co. (The)	10,322	217,691
Dow, Inc.	46,439	2,171,488
DowDuPont, Inc.	139,325	4,252,199
Eastman Chemical Co.	8,637	560,714
Ecolab, Inc.	15,652	2,881,377
Element Solutions, Inc.*	14,354	135,789
FMC Corp.	8,321	611,177
GCP Applied Technologies, Inc.*	4,459	116,647
HB Fuller Co.	3,142	123,889
Huntsman Corp.	12,978	225,428
Ingevity Corp.*	2,572	225,564
International Flavors & Fragrances, Inc.	6,260	847,729
Linde plc	34,051	6,147,908
LyondellBasell Industries NV, Class A	18,806	1,396,345
Minerals Technologies, Inc.	2,177	113,160
Mosaic Co. (The)	21,914	470,494
NewMarket Corp.	539	208,593
Olin Corp.	10,188	199,787
PolyOne Corp.	4,803	120,699
PPG Industries, Inc.	14,577	1,525,483
RPM International, Inc.	8,135	435,385
Scotts Miracle-Gro Co. (The)	2,428	217,379
Sensient Technologies Corp.	2,613	176,900
Trinseo SA	2,615	96,337
Valvoline, Inc.	11,626	202,874
Westlake Chemical Corp.	2,223	127,356
WR Grace & Co.	4,128	290,941
		29,321,107
Construction & Engineering — 0.0% (b)
Arcosa, Inc.	3	102
Metals & Mining — 15.2%
Alcoa Corp.*	11,523	244,172
Allegheny Technologies, Inc.*	7,765	166,249
Carpenter Technology Corp.	2,927	118,719
Commercial Metals Co.	7,269	97,041
Compass Minerals International, Inc.	2,093	106,764
Freeport-McMoRan, Inc.	89,538	869,414
Newmont Goldcorp Corp.	49,704	1,644,705
Nucor Corp.	18,867	905,616
Reliance Steel & Aluminum Co.	4,144	345,071
Investments	Shares	Value
Common Stocks (a) (continued)
Royal Gold, Inc.	4,049	$356,272
Steel Dynamics, Inc.	14,184	356,728
United States Steel Corp.	10,703	126,509
Worthington Industries, Inc.	2,425	82,790
		5,420,050
Oil, Gas & Consumable Fuels — 0.3%
Peabody Energy Corp.	4,952	116,471
Paper & Forest Products — 0.4%
Domtar Corp.	3,888	163,490
Total Common Stocks (Cost $44,553,890)		35,021,220
	Principal Amount
Short-Term Investments — 12.0%
Repurchase Agreements (c) — 12.0%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $4,273,836 (Cost $4,272,960)	$4,272,960	4,272,960
Total Investments — 110.1% (Cost $48,826,850)		39,294,180
Liabilities in excess of other assets — (10.1%)		(3,613,118)
Net Assets — 100.0%		$35,681,062

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $9,039,698.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,540,241
Aggregate gross unrealized depreciation	(17,913,662)
Net unrealized depreciation	$(16,373,421)
Federal income tax cost	$49,148,186

See accompanying notes to the financial statements.

36 :: UYM ULTRA BASIC MATERIALS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
1,722,135	1/6/2020	Bank of America NA	2.76%	iShares® U.S. Basic Materials ETF	(412,182)
4,476,519	11/6/2019	Bank of America NA	2.71%	Dow Jones U.S. Basic MaterialsSM Index	(313,084)
6,198,654					(725,266)	725,266	—	—
4,061,241	11/6/2019	Citibank NA	2.69%	Dow Jones U.S. Basic MaterialsSM Index	(373,363)	—	373,363	—
895,838	11/13/2019	Credit Suisse International	3.06%	Dow Jones U.S. Basic MaterialsSM Index	(2,330,822)	1,668,437	662,385	—
3,570,430	12/7/2020	Deutsche Bank AG	2.94%	Dow Jones U.S. Basic MaterialsSM Index	(393,533)	295,998	36	(97,499)
339,106	11/6/2019	Goldman Sachs International	2.89%	Dow Jones U.S. Basic MaterialsSM Index	(61,693)
2,166,316	11/13/2019	Goldman Sachs International	2.42%	iShares® U.S. Basic Materials ETF	(176,035)
2,505,422					(237,728)	—	237,728	—
239,232	1/13/2020	Morgan Stanley & Co. International plc	3.06%	Dow Jones U.S. Basic MaterialsSM Index	(49,094)
597,043	11/13/2019	Morgan Stanley & Co. International plc	2.66%	iShares® U.S. Basic Materials ETF	(572,391)
836,275					(621,485)	309,534	311,951	—
9,441,751	1/6/2020	Societe Generale	2.86%	Dow Jones U.S. Basic MaterialsSM Index	(416,563)	—	223,567	(192,996)
8,865,294	1/6/2020	UBS AG	2.81%	Dow Jones U.S. Basic MaterialsSM Index	(1,420,655)	1,080,464	340,191	—
36,374,905					(6,519,415)
				Total Unrealized Depreciation	(6,519,415)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA BASIC MATERIALS UYM :: 37

Investments	Shares	Value
Common Stocks (a) — 46.9%
Diversified Telecommunication Services — 4.9%
AT&T, Inc.	3,093	$94,584
CenturyLink, Inc.	2,769	28,936
Verizon Communications, Inc.	1,639	89,080
		212,600
Entertainment — 10.5%
Activision Blizzard, Inc.	2,205	95,631
Electronic Arts, Inc.*	872	81,166
Netflix, Inc.*	265	90,969
Take-Two Interactive Software, Inc.*	329	35,581
Viacom, Inc., Class B	1,030	29,901
Walt Disney Co. (The)	952	125,702
		458,950
Interactive Media & Services — 21.7%
Alphabet, Inc., Class A*	204	225,726
Alphabet, Inc., Class C*	209	230,659
Facebook, Inc., Class A*	2,254	400,017
TripAdvisor, Inc.*	299	12,639
Twitter, Inc.*	2,121	77,289
		946,330
Media — 9.8%
CBS Corp. (Non-Voting), Class B	1,012	48,859
Charter Communications, Inc., Class A*	275	103,620
Comcast Corp., Class A	2,426	99,466
Discovery, Inc., Class A*	457	12,458
Discovery, Inc., Class C*	1,050	26,922
DISH Network Corp., Class A*	668	24,121
Fox Corp., Class A	420	14,797
Fox Corp., Class B	193	6,699
Interpublic Group of Cos., Inc. (The)	1,121	23,788
News Corp., Class A	1,122	12,780
News Corp., Class B	360	4,194
Omnicom Group, Inc.	651	50,361
		428,065
Total Common Stocks (Cost $1,945,045)		2,045,945
Investments	Principal Amount	Value
Short-Term Investments — 47.9%
Repurchase Agreements (b) — 47.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,090,041
(Cost $2,089,613)	$2,089,613	$2,089,613
Total Investments — 94.8% (Cost $4,034,658)		4,135,558
Other assets less liabilities — 5.2%		226,340
Net Assets — 100.0%		$4,361,898

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $537,519.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$413,840
Aggregate gross unrealized depreciation	(64,924)
Net unrealized appreciation	$348,916
Federal income tax cost	$4,034,658

See accompanying notes to the financial statements.

38 :: XCOM ULTRA COMMUNICATION SERVICES SELECT SECTOR :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Communication Services Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
5,245,491	12/7/2020	Deutsche Bank AG	2.94%	Communication Services Select Sector Index[6]	262,756	—	(262,756)	—
944,848	12/7/2020	Goldman Sachs International	2.89%	Communication Services Select Sector Index[6]	(21,793)	21,793	—	—
497,392	12/7/2020	UBS AG	2.81%	Communication Services Select Sector Index[6]	7,053	—	—	7,053
6,687,731					248,016
				Total Unrealized Appreciation	269,809
				Total Unrealized Depreciation	(21,793)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA COMMUNICATION SERVICES SELECT SECTOR XCOM :: 39

Investments	Shares	Value
Common Stocks (a) — 84.6%
Auto Components — 2.3%
Adient plc	251	$4,332
Aptiv plc	751	48,094
Autoliv, Inc.	251	15,454
BorgWarner, Inc.	600	21,288
Dana, Inc.	414	6,040
Delphi Technologies plc	256	3,907
Garrett Motion, Inc.*	214	3,291
Gentex Corp.	749	15,999
Goodyear Tire & Rubber Co. (The)	670	8,985
Lear Corp.	181	21,544
Tenneco, Inc., Class A	146	1,451
Veoneer, Inc.*(b)	251	3,999
Visteon Corp.*	81	3,605
		157,989
Automobiles — 4.7%
Ford Motor Co.	11,285	107,433
General Motors Co.	3,786	126,225
Harley-Davidson, Inc.	461	15,084
Tesla, Inc.*(b)	394	72,953
Thor Industries, Inc.	151	7,798
		329,493
Beverages — 18.6%
Brown-Forman Corp., Class B	481	24,040
Coca-Cola Co. (The)	11,112	545,933
Constellation Brands, Inc., Class A	481	84,873
Keurig Dr Pepper, Inc.	528	14,884
Molson Coors Brewing Co., Class B	542	29,799
Monster Beverage Corp.*	1,129	69,840
National Beverage Corp. (b)	35	1,580
PepsiCo, Inc.	4,056	519,168
		1,290,117
Commercial Services & Supplies — 0.1%
Herman Miller, Inc.	170	6,033
HNI Corp.	125	4,145
		10,178
Distributors — 0.9%
Genuine Parts Co.	421	41,637
Pool Corp.	114	20,495
		62,132
Diversified Financial Services — 0.2%
Jefferies Financial Group, Inc.	760	13,429
Entertainment — 3.0%
Activision Blizzard, Inc.	2,205	95,631
Electronic Arts, Inc.*	865	80,514
Take-Two Interactive Software, Inc.*	327	35,365
		211,510
Investments	Shares	Value
Common Stocks (a) (continued)
Food & Staples Retailing — 0.5%
Performance Food Group Co.*	304	$11,963
US Foods Holding Corp.*	629	21,738
		33,701
Food Products — 12.7%
Archer-Daniels-Midland Co.	1,618	62,002
B&G Foods, Inc. (b)	189	4,149
Bunge Ltd.	408	21,334
Campbell Soup Co.	556	20,188
Conagra Brands, Inc.	1,402	37,532
Darling Ingredients, Inc.*	476	8,996
Flowers Foods, Inc.	530	11,856
General Mills, Inc.	1,723	85,185
Hain Celestial Group, Inc. (The)*	259	5,281
Hershey Co. (The)	402	53,048
Hormel Foods Corp.	788	31,118
Ingredion, Inc.	193	14,699
JM Smucker Co. (The)	329	39,993
Kellogg Co.	725	38,106
Kraft Heinz Co. (The)	1,796	49,659
Lamb Weston Holdings, Inc.	423	25,063
Lancaster Colony Corp.	56	8,055
McCormick & Co., Inc. (Non-Voting)	354	55,238
Mondelez International, Inc., Class A	4,170	212,045
Pilgrim's Pride Corp.*	151	3,861
Post Holdings, Inc.*	192	20,179
Seaboard Corp.	1	4,100
TreeHouse Foods, Inc.*	161	8,393
Tyson Foods, Inc., Class A	853	64,734
		884,814
Household Durables — 3.6%
DR Horton, Inc.	982	41,990
Helen of Troy Ltd.*	74	9,887
Leggett & Platt, Inc.	379	13,458
Lennar Corp., Class A	825	40,970
Lennar Corp., Class B	46	1,818
Mohawk Industries, Inc.*	177	23,992
Newell Brands, Inc.	1,124	15,084
NVR, Inc.*	10	32,016
PulteGroup, Inc.	737	22,847
Tempur Sealy International, Inc.*	132	8,423
Toll Brothers, Inc.	387	13,456
Tupperware Brands Corp.	141	2,625
Whirlpool Corp.	183	21,023
		247,589

See accompanying notes to the financial statements.

40 :: UGE ULTRA CONSUMER GOODS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Household Products — 16.8%
Church & Dwight Co., Inc.	710	$52,831
Clorox Co. (The)	370	55,060
Colgate-Palmolive Co.	2,488	173,215
Energizer Holdings, Inc.	183	7,488
Kimberly-Clark Corp.	995	127,250
Procter & Gamble Co. (The)	7,225	743,525
Spectrum Brands Holdings, Inc.	130	6,847
		1,166,216
Leisure Products — 0.9%
Brunswick Corp.	251	10,412
Hasbro, Inc.	334	31,777
Mattel, Inc.*(b)	998	9,830
Polaris Industries, Inc.	165	13,180
		65,199
Machinery — 1.1%
Stanley Black & Decker, Inc.	437	55,595
WABCO Holdings, Inc.*	148	19,375
		74,970
Personal Products — 2.0%
Coty, Inc., Class A	882	10,884
Edgewell Personal Care Co.*	157	4,481
Estee Lauder Cos., Inc. (The), Class A	630	101,449
Herbalife Nutrition Ltd.*	296	12,367
Nu Skin Enterprises, Inc., Class A	160	7,470
		136,651
Textiles, Apparel & Luxury Goods — 8.4%
Capri Holdings Ltd.*	441	14,324
Carter's, Inc.	131	11,018
Columbia Sportswear Co.	85	7,971
Deckers Outdoor Corp.*	84	12,776
Hanesbrands, Inc.	1,044	15,503
Kontoor Brands, Inc.*(b)	134	3,922
Lululemon Athletica, Inc.*	305	50,505
NIKE, Inc., Class B	3,635	280,404
PVH Corp.	219	18,657
Ralph Lauren Corp.	152	15,980
Skechers U.S.A., Inc., Class A*	386	10,781
Steven Madden Ltd.	226	6,839
Tapestry, Inc.	837	23,905
Under Armour, Inc., Class A*	543	12,380
Under Armour, Inc., Class C*	556	11,248
VF Corp.	937	76,722
Wolverine World Wide, Inc.	265	7,404
		580,339
Investments	Shares	Value
Common Stocks (a) (continued)
Tobacco — 8.8%
Altria Group, Inc.	5,413	$265,562
Philip Morris International, Inc.	4,490	346,313
		611,875
Total Common Stocks (Cost $6,947,282)		5,876,202
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $10,895)	10,895	10,895
	Principal Amount
Short-Term Investments — 6.9%
Repurchase Agreements (d) — 6.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $482,227 (Cost $482,128)	$482,128	482,128
Total Investments — 91.7% (Cost $7,440,305)		6,369,225
Other assets less liabilities — 8.3%		577,217
Net Assets — 100.0%		$6,946,442

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,197,382.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $64,815, collateralized in the form of cash with a value of $10,895 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $59,041 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from June 4, 2019 - November 15, 2048; a total value of $69,936.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $10,895.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$185,364
Aggregate gross unrealized depreciation	(1,858,614)
Net unrealized depreciation	$(1,673,250)
Federal income tax cost	$7,458,395

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA CONSUMER GOODS UGE :: 41

Swap Agreements1

Ultra Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
28,465	11/13/2020	Bank of America NA	2.71%	Dow Jones U.S. Consumer GoodsSM Index	(150)
858,454	11/13/2019	Bank of America NA	2.46%	iShares® U.S. Consumer Goods ETF	(82,963)
886,919					(83,113)	83,113	—	—
147,455	11/13/2019	Citibank NA	2.69%	Dow Jones U.S. Consumer GoodsSM Index	(102,743)	—	102,743	—
72,399	11/13/2019	Credit Suisse International	3.06%	Dow Jones U.S. Consumer GoodsSM Index	(2,139)	—	2,139	—
1,276,369	1/13/2020	Deutsche Bank AG	2.94%	Dow Jones U.S. Consumer GoodsSM Index	(66,528)	—	66,528	—
624,976	11/6/2019	Goldman Sachs International	2.89%	Dow Jones U.S. Consumer GoodsSM Index	(20,970)	—	20,970	—
143,186	1/13/2020	Morgan Stanley & Co. International plc	2.96%	Dow Jones U.S. Consumer GoodsSM Index	(5,711)
854,247	11/13/2019	Morgan Stanley & Co. International plc	2.56%	iShares® U.S. Consumer Goods ETF	(24,884)
997,433					(30,595)	—	30,595	—
622,226	11/13/2019	Societe Generale	2.86%	Dow Jones U.S. Consumer GoodsSM Index	(292,743)	—	267,935	(24,808)
3,407,161	11/6/2019	UBS AG	2.81%	Dow Jones U.S. Consumer GoodsSM Index	14,751	(14,751)	—	—
8,034,938					(584,080)
				Total Unrealized Appreciation	14,751
				Total Unrealized Depreciation	(598,831)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

42 :: UGE ULTRA CONSUMER GOODS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 76.1%
Airlines — 2.1%
Alaska Air Group, Inc.	580	$33,756
Allegiant Travel Co.	61	8,547
American Airlines Group, Inc.	1,883	51,274
Delta Air Lines, Inc.	2,911	149,917
JetBlue Airways Corp.*	1,444	24,880
Southwest Airlines Co.	2,344	111,574
Spirit Airlines, Inc.*	322	14,838
United Continental Holdings, Inc.*	1,056	81,998
		476,784
Commercial Services & Supplies — 0.6%
Copart, Inc.*	947	67,692
KAR Auction Services, Inc.	627	35,250
Rollins, Inc.	695	26,111
		129,053
Distributors — 0.2%
LKQ Corp.*	1,482	38,013
Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.*	273	12,001
Bright Horizons Family Solutions, Inc.*	276	37,829
frontdoor, Inc.*	398	16,004
Graham Holdings Co., Class B	21	14,291
Grand Canyon Education, Inc.*	227	27,208
H&R Block, Inc.	968	25,410
Service Corp. International	854	37,465
ServiceMaster Global Holdings, Inc.*	639	34,506
Sotheby's*	155	5,225
Weight Watchers International, Inc.*	182	3,147
		213,086
Entertainment — 9.0%
Cinemark Holdings, Inc.	502	19,071
Liberty Media Corp.-Liberty Formula One, Class A*	121	4,407
Liberty Media Corp.-Liberty Formula One, Class C*	956	35,687
Lions Gate Entertainment Corp., Class A	259	3,825
Lions Gate Entertainment Corp., Class B	500	6,880
Live Nation Entertainment, Inc.*	651	39,594
Madison Square Garden Co. (The), Class A*	81	23,963
Netflix, Inc.*	2,057	706,127
Viacom, Inc., Class A	42	1,437
Viacom, Inc., Class B	1,666	48,364
Walt Disney Co. (The)	8,214	1,084,577
		1,973,932
Investments	Shares	Value
Common Stocks (a) (continued)
Food & Staples Retailing — 7.4%
Casey's General Stores, Inc.	173	$22,331
Costco Wholesale Corp.	2,075	497,128
Kroger Co. (The)	3,758	85,720
Rite Aid Corp.*(b)	251	1,923
Sprouts Farmers Market, Inc.*	584	11,709
Sysco Corp.	2,226	153,193
Walgreens Boots Alliance, Inc.	3,778	186,407
Walmart, Inc.	6,706	680,257
		1,638,668
Health Care Providers & Services — 0.5%
AmerisourceBergen Corp.	736	57,305
Cardinal Health, Inc.	1,404	59,066
		116,371
Hotels, Restaurants & Leisure — 12.1%
Aramark	1,160	40,356
Bloomin' Brands, Inc.	430	8,303
Boyd Gaming Corp.	376	8,994
Brinker International, Inc.	177	6,650
Caesars Entertainment Corp.*	2,746	24,137
Carnival Corp.	1,886	96,544
Cheesecake Factory, Inc. (The)	197	8,520
Chipotle Mexican Grill, Inc.*	114	75,237
Choice Hotels International, Inc.	161	13,249
Churchill Downs, Inc.	167	16,463
Cracker Barrel Old Country Store, Inc.	113	17,751
Darden Restaurants, Inc.	582	67,698
Domino's Pizza, Inc.	193	53,944
Dunkin' Brands Group, Inc.	389	28,872
Extended Stay America, Inc.	886	15,186
Hilton Grand Vacations, Inc.*	457	11,617
Hilton Worldwide Holdings, Inc.	1,380	123,427
Hyatt Hotels Corp., Class A	183	13,220
Jack in the Box, Inc.	121	10,067
Las Vegas Sands Corp.	1,735	95,425
Marriott International, Inc., Class A	1,328	165,788
Marriott Vacations Worldwide Corp.	185	16,632
McDonald's Corp.	3,605	714,763
MGM Resorts International	2,403	59,642
Norwegian Cruise Line Holdings Ltd.*	1,026	56,132
Planet Fitness, Inc., Class A*	394	30,129
Royal Caribbean Cruises Ltd.	808	98,382
Scientific Games Corp.*	260	4,966
Six Flags Entertainment Corp.	336	16,585
Starbucks Corp.	5,859	445,636
Texas Roadhouse, Inc.	314	16,096

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA CONSUMER SERVICES UCC :: 43

Investments	Shares	Value
Common Stocks (a) (continued)
Vail Resorts, Inc.	190	$40,871
Wendy's Co. (The)	856	15,742
Wyndham Destinations, Inc.	446	17,742
Wyndham Hotels & Resorts, Inc.	461	24,590
Wynn Resorts Ltd.	457	49,050
Yum! Brands, Inc.	1,444	147,793
		2,656,199
Interactive Media & Services — 0.1%
TripAdvisor, Inc.*	485	20,501
Yelp, Inc.*	356	10,940
		31,441
Internet & Direct Marketing Retail — 18.0%
Amazon.com, Inc.*	1,944	3,450,736
Booking Holdings, Inc.*	212	351,119
Expedia Group, Inc.	550	63,250
Groupon, Inc.*	1,931	6,816
Liberty Expedia Holdings, Inc., Class A*	257	10,596
Qurate Retail, Inc.*	1,979	24,797
Shutterfly, Inc.*	160	7,597
Wayfair, Inc., Class A*	293	42,195
		3,957,106
IT Services — 0.1%
LiveRamp Holdings, Inc.*	321	16,493
Media — 9.3%
Altice USA, Inc., Class A	568	13,342
AMC Networks, Inc., Class A*	211	11,135
Cable One, Inc.	24	26,809
CBS Corp. (Non-Voting), Class B	1,638	79,083
Charter Communications, Inc., Class A*	818	308,222
Comcast Corp., Class A	21,279	872,439
Discovery, Inc., Class A*	740	20,172
Discovery, Inc., Class C*	1,698	43,537
DISH Network Corp., Class A*	1,081	39,035
Fox Corp., Class A	1,662	58,552
Fox Corp., Class B	764	26,518
GCI Liberty, Inc., Class A*	463	26,896
Interpublic Group of Cos., Inc. (The)	1,813	38,472
John Wiley & Sons, Inc., Class A	213	8,899
Liberty Broadband Corp., Class A*	123	11,995
Liberty Broadband Corp., Class C*	719	70,570
Liberty Global plc, Class A*	963	23,690
Liberty Global plc, Class C*	2,806	68,017
Liberty Latin America Ltd., Class A*	203	3,461
Liberty Latin America Ltd., Class C*	565	9,712
Liberty Media Corp.-Liberty SiriusXM, Class A*	392	14,120
Liberty Media Corp.-Liberty SiriusXM, Class C*	749	27,069
Investments	Shares	Value
Common Stocks (a) (continued)
Meredith Corp.	188	$9,733
New York Times Co. (The), Class A	669	21,288
News Corp., Class A	1,814	20,662
News Corp., Class B	582	6,780
Nexstar Media Group, Inc., Class A	215	21,532
Omnicom Group, Inc.	1,054	81,537
Sinclair Broadcast Group, Inc., Class A	310	16,641
Sirius XM Holdings, Inc.	7,812	41,482
TEGNA, Inc.	1,016	15,382
Tribune Media Co., Class A	381	17,640
		2,054,422
Multiline Retail — 2.7%
Big Lots, Inc.	188	5,189
Dillard's, Inc., Class A (b)	87	4,929
Dollar General Corp.	1,239	157,700
Dollar Tree, Inc.*	1,122	113,984
Kohl's Corp.	778	38,371
Macy's, Inc.	1,448	29,785
Nordstrom, Inc.	505	15,807
Ollie's Bargain Outlet Holdings, Inc.*	243	23,989
Target Corp.	2,458	197,746
		587,500
Professional Services — 0.4%
IHS Markit Ltd.*	1,712	98,252
Road & Rail — 0.1%
AMERCO	36	13,256
Avis Budget Group, Inc.*	299	8,479
		21,735
Specialty Retail — 12.5%
Aaron's, Inc.	317	16,883
Advance Auto Parts, Inc.	337	52,235
American Eagle Outfitters, Inc.	789	13,729
AutoNation, Inc.*	272	10,736
AutoZone, Inc.*	117	120,172
Bed Bath & Beyond, Inc. (b)	646	8,198
Best Buy Co., Inc.	1,103	69,125
Burlington Stores, Inc.*	318	49,792
CarMax, Inc.*	802	62,781
Dick's Sporting Goods, Inc.	348	12,009
Five Below, Inc.*	262	33,727
Floor & Decor Holdings, Inc., Class A*	272	9,661
Foot Locker, Inc.	532	20,934
Gap, Inc. (The)	1,006	18,792
Home Depot, Inc. (The)	5,322	1,010,382
L Brands, Inc.	1,076	24,167
Lithia Motors, Inc., Class A	105	11,986
Lowe's Cos., Inc.	3,774	352,039

See accompanying notes to the financial statements.

44 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Michaels Cos., Inc. (The)*	423	$3,853
Murphy USA, Inc.*	141	11,317
National Vision Holdings, Inc.*	298	8,115
O'Reilly Automotive, Inc.*	369	137,035
Penske Automotive Group, Inc.	172	7,348
Ross Stores, Inc.	1,746	162,361
Sally Beauty Holdings, Inc.*	567	8,607
Signet Jewelers Ltd.	244	4,602
Tiffany & Co.	511	45,535
TJX Cos., Inc. (The)	5,831	293,241
Tractor Supply Co.	571	57,545
Ulta Beauty, Inc.*	265	88,346
Urban Outfitters, Inc.*	355	7,977
Williams-Sonoma, Inc. (b)	378	22,113
		2,755,343
Trading Companies & Distributors — 0.0% (c)
Beacon Roofing Supply, Inc.*	322	11,128
Total Common Stocks (Cost $18,310,790)		16,775,526
Securities Lending Reinvestments (d) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $12,065)	12,065	12,065
	Principal Amount
Short-Term Investments — 8.0%
Repurchase Agreements (e) — 8.0%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,753,764 (Cost $1,753,404)	$1,753,404	1,753,404
Total Investments — 84.2% (Cost $20,076,259)		18,540,995
Other assets less liabilities — 15.8%		3,468,211
Net Assets — 100.0%		$22,009,206

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,198,113.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $27,801, collateralized in the form of cash with a value of $12,065 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $14,560 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from June 4, 2019 - November 15, 2046; a total value of $26,625.

(c)  Represents less than 0.05% of net assets.

(d)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $12,065.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,440,829
Aggregate gross unrealized depreciation	(2,736,619)
Net unrealized depreciation	$(295,790)
Federal income tax cost	$20,150,820

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA CONSUMER SERVICES UCC :: 45

Swap Agreements1

Ultra Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
1,090,234	11/13/2019	Bank of America NA	2.46%	iShares® U.S. Consumer Services ETF	713,701
4,693,319	11/6/2019	Bank of America NA	2.76%	Dow Jones U.S. Consumer ServicesSM Index	190,097
5,783,553					903,798	(903,798)	—	—
190,188	12/7/2020	BNP Paribas SA	2.91%	Dow Jones U.S. Consumer ServicesSM Index	(9,431)	—	—	(9,431)
1,817,360	11/13/2020	Citibank NA	2.69%	Dow Jones U.S. Consumer ServicesSM Index	70,545	—	—	70,545
312,817	11/13/2020	Credit Suisse International	3.06%	Dow Jones U.S. Consumer ServicesSM Index	16,619	—	—	16,619
1,581,508	11/6/2019	Deutsche Bank AG	2.89%	Dow Jones U.S. Consumer ServicesSM Index	163,524	—	(163,524)	—
591,482	11/6/2019	Goldman Sachs International	2.89%	Dow Jones U.S. Consumer ServicesSM Index	(295,471)
5,386,652	11/6/2019	Goldman Sachs International	2.42%	iShares® U.S. Consumer Services ETF	226,915
5,978,134					(68,556)	—	68,556	—
684,026	12/6/2019	Morgan Stanley & Co. International plc	2.56%	iShares® U.S. Consumer Services ETF	(331,956)
2,037,180	1/6/2020	Morgan Stanley & Co. International plc	3.06%	Dow Jones U.S. Consumer ServicesSM Index	115,680
2,721,206					(216,276)	360	215,916	—
4,027,978	11/6/2019	Societe Generale	2.86%	Dow Jones U.S. Consumer ServicesSM Index	119,650	(119,650)	—	—
4,893,474	11/6/2019	UBS AG	2.81%	Dow Jones U.S. Consumer ServicesSM Index	334,162	(334,162)	—	—
27,306,218					1,314,035
				Total Unrealized Appreciation	1,950,893
				Total Unrealized Depreciation	(636,858)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

46 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 78.2%
Aerospace & Defense — 10.0%
Boeing Co. (The)	68,067	$23,252,368
United Technologies Corp.	68,066	8,596,736
		31,849,104
Banks — 2.3%
JPMorgan Chase & Co.	68,066	7,212,273
Beverages — 1.1%
Coca-Cola Co. (The)	68,065	3,344,033
Capital Markets — 3.9%
Goldman Sachs Group, Inc. (The)	68,067	12,421,547
Chemicals — 1.0%
Dow, Inc.	68,064	3,182,673
Communications Equipment — 1.1%
Cisco Systems, Inc.	68,064	3,541,370
Consumer Finance — 2.5%
American Express Co.	68,066	7,807,851
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	68,064	3,699,278
Entertainment — 2.8%
Walt Disney Co. (The)	68,066	8,987,435
Food & Staples Retailing — 3.2%
Walgreens Boots Alliance, Inc.	68,064	3,358,278
Walmart, Inc.	68,066	6,904,615
		10,262,893
Health Care Providers & Services — 5.2%
UnitedHealth Group, Inc.	68,067	16,458,601
Hotels, Restaurants & Leisure — 4.2%
McDonald's Corp.	68,067	13,495,644
Household Products — 2.2%
Procter & Gamble Co. (The)	68,066	7,004,672
Industrial Conglomerates — 3.4%
3M Co.	68,067	10,873,703
Insurance — 3.1%
Travelers Cos., Inc. (The)	68,066	9,908,368
Investments	Shares	Value
Common Stocks (a) (continued)
IT Services — 6.2%
International Business Machines Corp.	68,067	$8,643,828
Visa, Inc., Class A	68,067	10,981,249
		19,625,077
Machinery — 2.6%
Caterpillar, Inc.	68,066	8,154,987
Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	68,066	7,749,314
Exxon Mobil Corp.	68,064	4,816,889
		12,566,203
Pharmaceuticals — 5.4%
Johnson & Johnson	68,067	8,926,987
Merck & Co., Inc.	68,064	5,391,349
Pfizer, Inc.	68,065	2,826,059
		17,144,395
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	68,063	2,997,495
Software — 2.6%
Microsoft Corp.	68,066	8,418,403
Specialty Retail — 4.1%
Home Depot, Inc. (The)	68,067	12,922,520
Technology Hardware, Storage & Peripherals — 3.7%
Apple, Inc.	68,067	11,916,490
Textiles, Apparel & Luxury Goods — 1.6%
NIKE, Inc., Class B	68,064	5,250,457
Total Common Stocks (Cost $254,911,351)		249,045,472
	Principal Amount
Short-Term Investments — 16.5%
Repurchase Agreements (b) — 14.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $47,466,226 (Cost $47,456,499)	$47,456,499	47,456,499
U.S. Treasury Obligations — 1.6%
U.S. Treasury Bills
2.36%, 6/6/2019 (c)	978,000	977,825

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA DOW30SM DDM :: 47

Investments	Principal Amount	Value
U.S. Treasury Obligations (continued)
2.37%, 6/13/2019 (c)	$978,000	$977,387
2.31%, 6/20/2019 (c)	1,519,000	1,517,379
2.33%, 7/18/2019 (c)	1,436,000	1,431,896
Total U.S. Treasury Obligations (Cost $4,903,715)		4,904,487
Total Short-Term Investments (Cost $52,360,214)		52,360,986
Total Investments — 94.7% (Cost $307,271,565)		301,406,458
Other assets less liabilities — 5.3%		16,922,236
Net Assets — 100.0%		$318,328,694

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $19,547,538.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,992,161
Aggregate gross unrealized depreciation	(68,738,136)
Net unrealized depreciation	$(42,745,975)
Federal income tax cost	$307,272,164

Futures Contracts Purchased

Ultra Dow30SM had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
DJIA CBOT E-Mini Index	163	6/21/2019	USD	$20,226,670	$(761,181)

Swap Agreements1

Ultra Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
22,638,513	11/6/2019	Bank of America NA	2.79%	Dow Jones Industrial AverageSM	2,638,578	(2,638,578)	—	—
10,521,577	11/6/2019	BNP Paribas SA	3.01%	Dow Jones Industrial AverageSM	(27,168,053)	—	27,168,053	—
102,892,362	11/6/2020	Citibank NA	2.91%	Dow Jones Industrial AverageSM	(8,248,162)	8,100,889	147,273	—
11,716,297	11/6/2019	Credit Suisse International	3.06%	Dow Jones Industrial AverageSM	4,473,436	—	(4,473,436)	—
9,219,910	1/6/2020	Deutsche Bank AG	2.84%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(11,581,764)
9,487,534	11/6/2019	Deutsche Bank AG	3.04%	Dow Jones Industrial AverageSM	7,721,654
18,707,444					(3,860,110)	1,291,245	2,568,865	—

See accompanying notes to the financial statements.

48 :: DDM ULTRA DOW30SM :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
18,002,592	11/6/2020	Goldman Sachs International	2.89%	Dow Jones Industrial AverageSM	(3,193,828)
68,975,966	11/6/2020	Goldman Sachs International	2.74%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(434,230)
86,978,558					(3,628,058)	—	3,628,058	—
48,976,618	11/6/2019	Morgan Stanley & Co. International plc	2.84%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(3,779,827)	3,725,209	54,618	—
52,070,465	11/6/2019	Societe Generale	3.11%	Dow Jones Industrial AverageSM	3,958,153	(3,958,153)	—	—
12,924,343	11/6/2020	UBS AG	2.96%	Dow Jones Industrial AverageSM	(505,045)	—	505,045	—
367,426,177					(36,119,088)
				Total Unrealized Appreciation	18,791,821
				Total Unrealized Depreciation	(54,910,909)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA DOW30SM DDM :: 49

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 87.4%
Aflac, Inc. (Insurance)	0.7%	94,303	$4,837,744
Allstate Corp. (The) (Insurance)	0.5%	41,721	3,984,773
American Express Co. (Consumer Finance)	1.4%	86,915	9,970,020
American International Group, Inc. (Insurance)	0.8%	109,278	5,580,827
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	1.6%	55,441	11,574,418
Aon plc (Insurance)	0.7%	30,165	5,431,812
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	17,407	3,533,795
Bank of America Corp. (Banks)	4.0%	1,112,693	29,597,634
Bank of New York Mellon Corp. (The) (Capital Markets)	0.6%	110,407	4,713,275
BB&T Corp. (Banks)	0.6%	95,977	4,486,924
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	6.6%	244,394	48,248,264
BlackRock, Inc. (Capital Markets)	0.9%	15,294	6,355,575
Capital One Financial Corp. (Consumer Finance)	0.7%	58,803	5,049,414
Charles Schwab Corp. (The) (Capital Markets)	0.8%	149,095	6,203,843
Chubb Ltd. (Insurance)	1.1%	57,609	8,414,947
Citigroup, Inc. (Banks)	2.5%	295,541	18,367,873
CME Group, Inc. (Capital Markets)	1.2%	44,966	8,638,868
Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	0.9%	52,228	6,790,162
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	26,119	3,074,729
Discover Financial Services (Consumer Finance)	0.4%	41,272	3,076,827
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	0.7%	10,469	5,085,736
Equity Residential (Equity Real Estate Investment Trusts (REITs))	0.5%	46,495	3,560,122
Goldman Sachs Group, Inc. (The) (Capital Markets)	1.1%	43,043	7,854,917
Intercontinental Exchange, Inc. (Capital Markets)	0.8%	71,447	5,873,658
JPMorgan Chase & Co. (Banks)	5.9%	411,513	43,603,917
M&T Bank Corp. (Banks)	0.4%	17,410	2,778,636
Marsh & McLennan Cos., Inc. (Insurance)	0.8%	63,484	6,069,070
Mastercard, Inc., Class A (IT Services)	3.9%	113,450	28,531,541
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
MetLife, Inc. (Insurance)	0.8%	120,312	$5,559,617
Moody's Corp. (Capital Markets)	0.5%	20,888	3,819,997
Morgan Stanley (Capital Markets)	0.9%	163,219	6,641,381
PNC Financial Services Group, Inc. (The) (Banks)	1.0%	57,011	7,255,220
Progressive Corp. (The) (Insurance)	0.8%	73,385	5,817,963
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	0.8%	79,220	5,836,137
Prudential Financial, Inc. (Insurance)	0.6%	51,405	4,748,794
Public Storage (Equity Real Estate Investment Trusts (REITs))	0.6%	18,858	4,485,941
Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	0.4%	38,180	2,675,654
S&P Global, Inc. (Capital Markets)	0.9%	31,241	6,681,825
SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	0.4%	14,148	3,061,769
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	0.9%	38,831	6,294,117
SunTrust Banks, Inc. (Banks)	0.4%	55,706	3,342,917
Synchrony Financial (Consumer Finance)	0.4%	82,079	2,760,317
T. Rowe Price Group, Inc. (Capital Markets)	0.4%	29,695	3,003,352
Travelers Cos., Inc. (The) (Insurance)	0.7%	33,101	4,818,513
US Bancorp (Banks)	1.3%	189,099	9,492,770
Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	44,770	2,878,711
Visa, Inc., Class A (IT Services)	4.8%	219,965	35,486,953
Wells Fargo & Co. (Banks)	3.1%	514,598	22,832,713
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	48,557	3,943,800
Willis Towers Watson plc (Insurance)	0.4%	16,226	2,847,663
Other Common Stocks (b)	25.4%	5,356,454	187,180,556
Total Common Stocks (Cost $520,580,812)			642,756,001
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $73,889)	0.0%	73,889	73,889

See accompanying notes to the financial statements.

50 :: UYG ULTRA FINANCIALS :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 1.7%
Repurchase Agreements (e) — 1.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $10,977,092 (Cost $10,974,842)	$10,974,842	$10,974,842
U.S. Treasury Obligations — 0.2%

U.S. Treasury Bills

2.37%, 6/13/2019 (f)	537,000	536,663
2.31%, 6/20/2019 (f)	716,000	715,236
2.33%, 7/18/2019 (f)	677,000	675,065
Total U.S. Treasury Obligations (Cost $1,926,656)		1,926,964
Total Short-Term Investments (Cost $12,901,498)		12,901,806
Total Investments — 89.1% (Cost $533,556,199)		655,731,696
Other assets less liabilities — 10.9%		79,972,253
Net Assets — 100.0%		$735,703,949

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $97,433,077.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $67,596, collateralized in the form of cash with a value of $73,889 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $73,889.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$202,806,794
Aggregate gross unrealized depreciation	(46,319,100)
Net unrealized appreciation	$156,487,694
Federal income tax cost	$534,565,151

Swap Agreements1

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
63,432,898	11/6/2019	Bank of America NA	2.96%	iShares® U.S. Financials ETF	3,604,663
65,815,980	11/6/2020	Bank of America NA	3.01%	Dow Jones U.S. FinancialsSM Index[6]	737,786
129,248,878					4,342,449	(4,342,449)	—	—
17,322,428	12/7/2020	BNP Paribas SA	3.01%	Dow Jones U.S. FinancialsSM Index[6]	(526,989)	526,614	375	—
99,217,862	11/6/2019	Citibank NA	3.09%	Dow Jones U.S. FinancialsSM Index[6]	(927,938)	871,639	56,299	—
1,511,099	1/13/2020	Credit Suisse International	3.06%	Dow Jones U.S. FinancialsSM Index[6]	(11,376,792)	11,350,361	26,431	—
147,313,740	11/13/2019	Deutsche Bank AG	3.04%	Dow Jones U.S. FinancialsSM Index[6]	6,989,995	(3,525,720)	(3,464,275)	—
85,950,443	11/6/2019	Goldman Sachs International	2.89%	iShares® U.S. Financials ETF	2,528,668
89,884,059	11/13/2019	Goldman Sachs International	2.89%	Dow Jones U.S. FinancialsSM Index[6]	7,622,850
175,834,502					10,151,518	(10,151,518)	—	—

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA FINANCIALS UYG :: 51

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
3,922,985	1/6/2020	Morgan Stanley & Co. International plc	2.66%	iShares® U.S. Financials ETF	(6,460,944)
5,771,824	11/13/2019	Morgan Stanley & Co. International plc	3.06%	Dow Jones U.S. FinancialsSM Index[6]	161,103
9,694,809					(6,299,841)	5,909,116	390,725	—
133,085,757	11/6/2019	Societe Generale	3.21%	Dow Jones U.S. FinancialsSM Index[6]	11,596,082	(11,596,082)	—	—
116,262,572	11/6/2019	UBS AG	3.01%	Dow Jones U.S. FinancialsSM Index[6]	21,372,665	(21,372,665)	—	—
829,491,647					35,321,149
				Total Unrealized Appreciation	54,613,812
				Total Unrealized Depreciation	(19,292,663)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

Ultra Financials invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Banks	24.1%
Capital Markets	11.9%
Consumer Finance	3.5%
Diversified Financial Services	6.8%
Equity Real Estate Investment Trusts (REITs)	17.8%
Insurance	12.6%
IT Services	8.7%
Mortgage Real Estate Investment Trusts (REITs)	0.9%
Professional Services	0.3%
Real Estate Management & Development	0.4%
Thrifts & Mortgage Finance	0.4%
Other[1]	12.6%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

52 :: UYG ULTRA FINANCIALS :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 85.1%
Repurchase Agreements (a) — 85.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $32,519,830 (Cost $32,513,164)	$32,513,164	$32,513,164
Total Investments — 85.1% (Cost $32,513,164)		32,513,164
Other assets less liabilities — 14.9%		5,675,614
Net Assets — 100.0%		$38,188,778

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$775,240
Aggregate gross unrealized depreciation	(7,078,959)
Net unrealized depreciation	$(6,303,719)
Federal income tax cost	$32,513,164

Swap Agreements1,6

Ultra FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
7,425,996	11/6/2020	Bank of America NA	2.66%	iShares® China Large-Cap ETF	(820,144)	—	820,144	—
9,553,818	11/6/2019	Citibank NA	1.64%	iShares® China Large-Cap ETF	(915,036)	—	915,036	—
5,177,315	11/6/2019	Credit Suisse International	2.21%	iShares® China Large-Cap ETF	(1,344,817)	—	1,344,817	—
7,358,606	11/6/2020	Deutsche Bank AG	2.69%	iShares® China Large-Cap ETF	(996,665)	—	972,850	(23,815)
6,514,628	11/6/2020	Goldman Sachs International	0.89%	iShares® China Large-Cap ETF	(378,211)	—	378,211	—
86,031	11/6/2019	Morgan Stanley & Co. International plc	2.31%	iShares® China Large-Cap ETF	(2,178,441)	—	2,134,202	(44,239)
27,568,159	11/6/2019	Societe Generale	1.96%	iShares® China Large-Cap ETF	775,240	(775,240)	—	—
12,816,926	11/6/2019	UBS AG	1.46%	iShares® China Large-Cap ETF	(445,645)	—	445,645	—
76,501,479					(6,303,719)
				Total Unrealized Appreciation	775,240
				Total Unrealized Depreciation	(7,078,959)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA FTSE CHINA 50 XPP :: 53

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

54 :: XPP ULTRA FTSE CHINA 50 :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 80.4%
Repurchase Agreements (a) — 80.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $4,388,194 (Cost $4,387,294)	$4,387,294	$4,387,294
Total Investments — 80.4% (Cost $4,387,294)		4,387,294
Other assets less liabilities — 19.6%		1,068,602
Net Assets — 100.0%		$5,455,896

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$202,260
Aggregate gross unrealized depreciation	(1,386,181)
Net unrealized depreciation	$(1,183,921)
Federal income tax cost	$4,387,294

Swap Agreements1,6

Ultra FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
156,490	11/6/2019	Bank of America NA	2.76%	Vanguard® FTSE Europe ETF Shares	(480,256)	—	480,256	—
782,897	11/6/2019	Citibank NA	2.59%	Vanguard® FTSE Europe ETF Shares	(384,421)	—	384,421	—
862,319	11/6/2019	Credit Suisse International	2.26%	Vanguard® FTSE Europe ETF Shares	(224,444)	—	224,444	—
830,419	11/6/2019	Goldman Sachs International	2.19%	Vanguard® FTSE Europe ETF Shares	(237,753)	—	237,753	—
874,929	11/6/2019	Morgan Stanley & Co. International plc	2.71%	Vanguard® FTSE Europe ETF Shares	27,866	(5)	—	27,861
4,430,959	11/6/2019	Societe Generale	2.46%	Vanguard® FTSE Europe ETF Shares	174,394	(174,394)	—	—
2,967,610	11/6/2019	UBS AG	2.46%	Vanguard® FTSE Europe ETF Shares	(59,307)	—	59,307	—
10,905,623					(1,183,921)
				Total Unrealized Appreciation	202,260
				Total Unrealized Depreciation	(1,386,181)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA FTSE EUROPE UPV :: 55

Investments	Shares	Value
Exchange Traded Funds — 70.3%
VanEck Vectors Gold Miners ETF (Cost $8,103,295)	362,111	$7,817,977
	Principal Amount
Short-Term Investments — 13.1%
Repurchase Agreements (a) — 13.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,454,829 (Cost $1,454,531)	$1,454,531	1,454,531
Total Investments — 83.4% (Cost $9,557,826)		9,272,508
Other assets less liabilities — 16.6%		1,850,206
Net Assets — 100.0%		$11,122,714

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$95,426
Aggregate gross unrealized depreciation	(459,422)
Net unrealized depreciation	$(363,996)
Federal income tax cost	$9,557,826

Swap Agreements1,6

Ultra Gold Miners had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
4,961,761	11/6/2019	Bank of America NA	2.91%	VanEck Vectors Gold Miners ETF	(172,158)	—	172,158	—
1,740,156	11/6/2019	Goldman Sachs International	2.94%	VanEck Vectors Gold Miners ETF	63,186	—	—	63,186
170,574	12/7/2020	Morgan Stanley & Co. International plc	2.96%	VanEck Vectors Gold Miners ETF	2,326	—	—	2,326
4,444,744	12/7/2020	Societe Generale	2.96%	VanEck Vectors Gold Miners ETF	29,914	—	—	29,914
3,162,558	12/7/2020	UBS AG	2.91%	VanEck Vectors Gold Miners ETF	(1,946)	—	1,946	—
14,479,793					(78,678)
				Total Unrealized Appreciation	95,426
				Total Unrealized Depreciation	(174,104)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

56 :: GDXX ULTRA GOLD MINERS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 90.6%
Biotechnology — 16.2%
AbbVie, Inc.	37,881	$2,905,852
ACADIA Pharmaceuticals, Inc.*	2,873	68,923
Agios Pharmaceuticals, Inc.*	1,294	59,744
Alexion Pharmaceuticals, Inc.*	5,728	651,159
Alkermes plc*	3,990	85,945
Allogene Therapeutics, Inc.*(b)	484	12,695
Alnylam Pharmaceuticals, Inc.*	2,454	165,694
Amgen, Inc.	15,976	2,663,199
Biogen, Inc.*	5,070	1,111,800
BioMarin Pharmaceutical, Inc.*	4,598	378,140
Bluebird Bio, Inc.*	1,400	167,888
Celgene Corp.*	18,058	1,693,660
Clovis Oncology, Inc.*	1,378	20,367
Exact Sciences Corp.*	3,226	334,310
Exelixis, Inc.*	7,689	150,628
FibroGen, Inc.*	1,968	71,320
Gilead Sciences, Inc.	32,771	2,039,995
Immunomedics, Inc.*(b)	4,402	57,534
Incyte Corp.*	4,548	357,609
Intercept Pharmaceuticals, Inc.*	567	46,959
Intrexon Corp.*(b)	1,859	8,998
Ionis Pharmaceuticals, Inc.*	3,547	232,683
Ligand Pharmaceuticals, Inc.*(b)	528	56,697
Madrigal Pharmaceuticals, Inc.*	216	19,958
Myriad Genetics, Inc.*	1,888	46,766
Neurocrine Biosciences, Inc.*	2,326	197,198
OPKO Health, Inc.*	9,793	17,529
Portola Pharmaceuticals, Inc.*	1,698	47,357
Regeneron Pharmaceuticals, Inc.*	2,005	604,949
Sage Therapeutics, Inc.*(b)	1,294	222,400
Sarepta Therapeutics, Inc.*	1,694	192,862
Seattle Genetics, Inc.*	2,775	180,569
Ultragenyx Pharmaceutical, Inc.*	1,374	75,474
United Therapeutics Corp.*	1,109	93,123
Vertex Pharmaceuticals, Inc.*	6,575	1,092,633
		16,132,617
Health Care Equipment & Supplies — 22.6%
Abbott Laboratories	45,136	3,436,204
ABIOMED, Inc.*	1,148	300,684
Align Technology, Inc.*	1,891	537,706
Avanos Medical, Inc.*	1,223	46,083
Baxter International, Inc.	12,242	899,052
Becton Dickinson and Co.	6,920	1,615,405
Boston Scientific Corp.*	35,603	1,367,511
Cantel Medical Corp.	934	64,203
Cooper Cos., Inc. (The)	1,257	374,322
Danaher Corp.	16,135	2,129,981
DENTSPLY SIRONA, Inc.	5,739	309,160
Investments	Shares	Value
Common Stocks (a) (continued)
DexCom, Inc.*	2,303	$279,354
Edwards Lifesciences Corp.*	5,323	908,636
Globus Medical, Inc., Class A*	1,962	77,107
Haemonetics Corp.*	1,300	126,087
Hill-Rom Holdings, Inc.	1,701	163,551
Hologic, Inc.*	6,888	303,141
ICU Medical, Inc.*	444	94,483
IDEXX Laboratories, Inc.*	2,218	553,990
Inogen, Inc.*	444	28,625
Insulet Corp.*	1,521	166,991
Integra LifeSciences Holdings Corp.*	1,808	84,253
Intuitive Surgical, Inc.*	2,934	1,363,870
LivaNova plc*	1,254	90,163
Masimo Corp.*	1,261	164,863
Medtronic plc	34,447	3,189,103
Neogen Corp.*	1,327	74,776
NuVasive, Inc.*	1,330	77,087
Penumbra, Inc.*(b)	819	116,871
ResMed, Inc.	3,693	421,445
STERIS plc	2,181	291,556
Stryker Corp.	7,958	1,458,224
Teleflex, Inc.	1,187	342,212
Varian Medical Systems, Inc.*	2,325	293,554
West Pharmaceutical Services, Inc.	1,931	221,293
Zimmer Biomet Holdings, Inc.	5,253	598,474
		22,570,020
Health Care Providers & Services — 16.6%
Acadia Healthcare Co., Inc.*	2,263	72,914
Anthem, Inc.	6,577	1,828,275
Brookdale Senior Living, Inc.*	4,811	29,732
Centene Corp.*	10,619	613,247
Chemed Corp.	413	135,439
Cigna Corp.	9,767	1,445,711
Covetrus, Inc.*	2,451	60,442
CVS Health Corp.	33,346	1,746,330
DaVita, Inc.*	3,242	140,768
Encompass Health Corp.	2,560	150,835
HCA Healthcare, Inc.	6,838	827,125
HealthEquity, Inc.*	1,401	91,569
Henry Schein, Inc.*	3,886	250,492
Humana, Inc.	3,477	851,378
Laboratory Corp. of America Holdings*	2,527	410,916
Magellan Health, Inc.*	615	40,608
McKesson Corp.	4,913	600,074
MEDNAX, Inc.*	2,252	55,534
Molina Healthcare, Inc.*	1,593	226,620
Patterson Cos., Inc.	2,113	44,415
Quest Diagnostics, Inc.	3,444	330,314
Tenet Healthcare Corp.*	2,145	42,814
UnitedHealth Group, Inc.	24,645	5,959,161

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA HEALTH CARE RXL :: 57

Investments	Shares	Value
Common Stocks (a) (continued)
Universal Health Services, Inc., Class B	2,135	$255,239
WellCare Health Plans, Inc.*	1,287	355,457
		16,565,409
Health Care Technology — 0.1%
Teladoc Health, Inc.*	1,806	104,965
Life Sciences Tools & Services — 6.7%
Agilent Technologies, Inc.	8,174	548,067
Bio-Rad Laboratories, Inc., Class A*	520	149,204
Bio-Techne Corp.	956	189,336
Bruker Corp.	2,602	108,685
Charles River Laboratories International, Inc.*	1,225	153,676
Illumina, Inc.*	3,773	1,157,971
IQVIA Holdings, Inc.*	4,081	554,404
Mettler-Toledo International, Inc.*	640	462,778
PRA Health Sciences, Inc.*	1,518	131,656
Syneos Health, Inc.*	1,553	64,030
Thermo Fisher Scientific, Inc.	10,346	2,762,175
Waters Corp.*	1,859	373,120
		6,655,102
Pharmaceuticals — 28.4%
Akorn, Inc.*	2,410	9,929
Allergan plc	8,029	978,815
Amneal Pharmaceuticals, Inc.*	2,028	15,291
Bristol-Myers Squibb Co.	41,944	1,902,999
Catalent, Inc.*	3,739	170,125
Elanco Animal Health, Inc.*	9,394	293,844
Eli Lilly & Co.	22,172	2,570,622
Endo International plc*	5,151	25,498
Horizon Therapeutics plc*	4,652	110,857
Jazz Pharmaceuticals plc*	1,488	186,818
Johnson & Johnson	68,413	8,972,363
Mallinckrodt plc*	2,135	18,553
Medicines Co. (The)*(b)	1,711	60,997
Merck & Co., Inc.	66,304	5,251,940
Mylan NV*	13,244	222,499
Nektar Therapeutics*	4,488	140,564
Perrigo Co. plc	3,222	135,389
Pfizer, Inc.	142,643	5,922,537
Prestige Consumer Healthcare, Inc.*	1,335	38,755
Zoetis, Inc.	12,293	1,242,208
		28,270,603
Total Common Stocks (Cost $106,331,220)		90,298,716
Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $183,782)	183,782	$183,782
	Principal Amount
Short-Term Investments — 12.4%
Repurchase Agreements (d) — 11.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $11,632,003 (Cost $11,629,620)	$11,629,620	11,629,620
U.S. Treasury Obligations — 0.7%
U.S. Treasury Bills
2.35%, 6/6/2019 (e)	148,000	147,974
2.37%, 6/13/2019 (e)	148,000	147,907
2.31%, 6/20/2019 (e)	196,000	195,791
2.33%, 7/18/2019 (e)	185,000	184,471
Total U.S. Treasury Obligations (Cost $676,036)		676,143
Total Short-Term Investments (Cost $12,305,656)		12,305,763
Total Investments — 103.2% (Cost $118,820,658)		102,788,261
Liabilities in excess of other assets — (3.2%)		(3,148,768)
Net Assets — 100.0%		$99,639,493

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $37,856,858.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $271,353, collateralized in the form of cash with a value of $183,782 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $104,033 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.13%, and maturity dates ranging from June 6, 2019 - February 15, 2045; a total value of $287,815.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $183,782.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2019.

See accompanying notes to the financial statements.

58 :: RXL ULTRA HEALTH CARE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,137,607
Aggregate gross unrealized depreciation	(25,708,700)
Net unrealized depreciation	$(22,571,093)
Federal income tax cost	$119,076,661

Swap Agreements1

Ultra Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
522,023	1/13/2020	Bank of America NA	2.86%	Dow Jones U.S. Health CareSM Index[6]	(1,524)
691,520	11/13/2019	Bank of America NA	2.61%	iShares® U.S. Healthcare ETF	(1,973,533)
1,213,543					(1,975,057)	1,975,057	—	—
1,685,017	11/13/2019	Citibank NA	2.69%	Dow Jones U.S. Health CareSM Index[6]	(2,437,831)	2,246,893	190,938	—
539,713	11/13/2019	Credit Suisse International	3.06%	Dow Jones U.S. Health CareSM Index[6]	654,292	—	(610,000)	44,292
9,805,032	11/6/2020	Goldman Sachs International	2.42%	iShares® U.S. Healthcare ETF	(503,890)
40,187,347	11/13/2019	Goldman Sachs International	2.89%	Dow Jones U.S. Health CareSM Index[6]	(1,609,480)
49,992,379					(2,113,370)	—	2,113,370	—
331,370	11/13/2019	Morgan Stanley & Co. International plc	3.16%	Dow Jones U.S. Health CareSM Index[6]	121,726
7,554,877	11/6/2020	Morgan Stanley & Co. International plc	2.71%	iShares® U.S. Healthcare ETF	(139,717)
7,886,247					(17,991)	13,924	4,067	—
18,258,469	11/6/2019	Societe Generale	3.11%	Dow Jones U.S. Health CareSM Index[6]	1,937,848	(1,936,374)	(1,474)	—
29,625,595	11/13/2020	UBS AG	2.81%	Dow Jones U.S. Health CareSM Index[6]	(2,330,584)	2,082,924	247,660	—
109,200,963					(6,282,693)
				Total Unrealized Appreciation	2,713,866
				Total Unrealized Depreciation	(8,996,559)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA HEALTH CARE RXL :: 59

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

60 :: RXL ULTRA HEALTH CARE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Exchange Traded Funds — 59.5%
iShares iBoxx $ High Yield Corporate Bond ETF (a) (Cost $2,020,850)	23,395	$1,986,235
Securities Lending Reinvestments (b) — 28.5%
Investment Companies — 28.5%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $948,757)	948,757	948,757
	Principal Amount
Short-Term Investments — 20.4%
Repurchase Agreements (c) — 20.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $679,120 (Cost $678,981)	$678,981	678,981
Total Investments — 108.4% (Cost $3,648,588)		3,613,973
Liabilities in excess of other assets — (8.4%)		(279,531)
Net Assets — 100.0%		$3,334,442

(a)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $923,203, collateralized in the form of cash with a value of $948,757 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(b)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $948,757.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$172,955
Aggregate gross unrealized depreciation	(34,615)
Net unrealized appreciation	$138,340
Federal income tax cost	$3,648,588

Swap Agreements1,6

Ultra High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
1,306,156	11/6/2019	Citibank NA	2.21%	iShares® iBoxx $ High Yield Corporate Bond ETF	24,533	—	—	24,533
2,520,811	11/6/2019	Credit Suisse International	0.71%	iShares® iBoxx $ High Yield Corporate Bond ETF	129,342	—	—	129,342
858,342	12/6/2019	Goldman Sachs International	2.14%	iShares® iBoxx $ High Yield Corporate Bond ETF	19,080	—	—	19,080
4,685,309					172,955
				Total Unrealized Appreciation	172,955

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA HIGH YIELD UJB :: 61

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

62 :: UJB ULTRA HIGH YIELD :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 82.9%
3M Co. (Industrial Conglomerates)	2.3%	2,683	$428,609
Accenture plc, Class A (IT Services)	2.8%	2,970	528,868
AMETEK, Inc. (Electrical Equipment)	0.5%	1,058	86,640
Amphenol Corp., Class A (Electronic Equipment, Instruments & Components)	0.6%	1,389	120,843
Automatic Data Processing, Inc. (IT Services)	1.7%	2,030	325,044
Ball Corp. (Containers & Packaging)	0.5%	1,558	95,646
Boeing Co. (The) (Aerospace & Defense)	4.4%	2,448	836,261
Caterpillar, Inc. (Machinery)	1.7%	2,682	321,330
Cintas Corp. (Commercial Services & Supplies)	0.5%	395	87,623
Corning, Inc. (Electronic Equipment, Instruments & Components)	0.6%	3,666	105,728
CSX Corp. (Road & Rail)	1.4%	3,611	268,911
Cummins, Inc. (Machinery)	0.5%	675	101,763
Deere & Co. (Machinery)	1.1%	1,484	208,012
Eaton Corp. plc (Electrical Equipment)	0.8%	1,974	147,043
Emerson Electric Co. (Electrical Equipment)	0.9%	2,864	172,527
FedEx Corp. (Air Freight & Logistics)	0.9%	1,119	172,639
Fidelity National Information Services, Inc. (IT Services)	1.0%	1,505	181,052
Fiserv, Inc.* (IT Services)	0.8%	1,825	156,695
FleetCor Technologies, Inc.* (IT Services)	0.6%	400	103,284
Fortive Corp. (Machinery)	0.6%	1,372	104,478
General Dynamics Corp. (Aerospace & Defense)	1.1%	1,263	203,116
General Electric Co. (Industrial Conglomerates)	2.0%	40,564	382,924
Global Payments, Inc. (IT Services)	0.6%	734	113,065
Harris Corp. (Aerospace & Defense)	0.5%	550	102,954
Honeywell International, Inc. (Industrial Conglomerates)	2.9%	3,397	558,161
Illinois Tool Works, Inc. (Machinery)	1.0%	1,407	196,474
Ingersoll-Rand plc (Machinery)	0.7%	1,129	133,606
Johnson Controls International plc (Building Products)	0.9%	4,253	163,826
L3 Technologies, Inc. (Aerospace & Defense)	0.5%	370	89,562
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Lockheed Martin Corp. (Aerospace & Defense)	2.1%	1,146	$387,967
Norfolk Southern Corp. (Road & Rail)	1.3%	1,246	243,144
Northrop Grumman Corp. (Aerospace & Defense)	1.3%	791	239,871
PACCAR, Inc. (Machinery)	0.6%	1,615	106,299
Parker-Hannifin Corp. (Machinery)	0.5%	603	91,849
Paychex, Inc. (IT Services)	0.7%	1,489	127,741
PayPal Holdings, Inc.* (IT Services)	3.2%	5,466	599,894
Raytheon Co. (Aerospace & Defense)	1.2%	1,315	229,468
Republic Services, Inc. (Commercial Services & Supplies)	0.4%	1,004	84,928
Roper Technologies, Inc. (Industrial Conglomerates)	0.9%	483	166,114
Sherwin-Williams Co. (The) (Chemicals)	0.8%	380	159,391
Square, Inc., Class A* (IT Services)	0.5%	1,434	88,836
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	0.7%	1,579	132,999
Total System Services, Inc. (IT Services)	0.5%	758	93,636
TransDigm Group, Inc.* (Aerospace & Defense)	0.5%	227	100,096
Union Pacific Corp. (Road & Rail)	3.0%	3,368	561,715
United Parcel Service, Inc., Class B (Air Freight & Logistics)	1.6%	3,243	301,340
United Technologies Corp. (Aerospace & Defense)	2.5%	3,777	477,035
Verisk Analytics, Inc. (Professional Services)	0.6%	762	106,680
Waste Management, Inc. (Commercial Services & Supplies)	1.1%	1,817	198,689
Worldpay, Inc.* (IT Services)	0.9%	1,407	171,147
Other Common Stocks (b)	23.6%	82,072	4,437,714
Total Common Stocks (Cost $17,424,459)			15,603,237

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA INDUSTRIALS UXI :: 63

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $11,474)	0.1%	11,474	$11,474
		Principal Amount
Short-Term Investments — 13.7%
Repurchase Agreements (d) — 13.7%

Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,569,152 (Cost $2,568,626)	$2,568,626	2,568,626
Total Investments — 96.7% (Cost $20,004,559)		18,183,337

Other assets less liabilities — 3.3%	620,195
Net Assets — 100.0%	$18,803,532

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $4,652,461.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $27,597, collateralized in the form of cash with a value of $11,474 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $17,679 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.13%, and maturity dates ranging from June 6, 2019 - February 15, 2045; a total value of $29,153.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $11,474.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,010,521
Aggregate gross unrealized depreciation	(4,676,545)
Net unrealized depreciation	$(2,666,024)
Federal income tax cost	$20,014,010

Swap Agreements1

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
2,651,471	11/13/2019	Bank of America NA	2.76%	Dow Jones U.S. IndustrialsSM Index	(52,084)
4,554,572	11/6/2020	Bank of America NA	2.46%	iShares® U.S. Industrials ETF	(19,530)
7,206,043					(71,614)	71,614	—	—
654,748	11/6/2020	Citibank NA	2.69%	Dow Jones U.S. IndustrialsSM Index	14,981	—	—	14,981
130,327	11/13/2019	Credit Suisse International	3.06%	Dow Jones U.S. IndustrialsSM Index	85,372	—	—	85,372
483,531	11/13/2019	Deutsche Bank AG	2.94%	Dow Jones U.S. IndustrialsSM Index	(206,759)	—	206,759	—
623,789	11/6/2019	Goldman Sachs International	2.89%	Dow Jones U.S. IndustrialsSM Index	237,786	(237,786)	—	—

See accompanying notes to the financial statements.

64 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
516,588	12/6/2019	Morgan Stanley & Co. International plc	2.71%	iShares® U.S. Industrials ETF	(241,578)
829,798	11/13/2019	Morgan Stanley & Co. International plc	2.96%	Dow Jones U.S. IndustrialsSM Index	(1,053,934)
1,346,386					(1,295,512)	1,203,398	92,114	—
3,599,319	11/13/2019	Societe Generale	2.86%	Dow Jones U.S. IndustrialsSM Index	(291,357)	—	188,067	(103,290)
8,029,830	11/6/2019	UBS AG	2.81%	Dow Jones U.S. IndustrialsSM Index	691,753	(691,753)	—	—
22,073,973					(835,350)
				Total Unrealized Appreciation	1,029,892
				Total Unrealized Depreciation	(1,865,242)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Industrials invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	16.2%
Air Freight & Logistics	3.2%
Building Products	2.3%
Chemicals	0.8%
Commercial Services & Supplies	2.6%
Construction & Engineering	0.9%
Construction Materials	0.9%
Containers & Packaging	2.7%
Electrical Equipment	3.4%
Electronic Equipment, Instruments & Components	4.0%
Industrial Conglomerates	8.3%
IT Services	15.7%
Life Sciences Tools & Services	0.2%
Machinery	10.8%
Marine	0.1%
Paper & Forest Products	0.1%
Professional Services	2.1%
Road & Rail	6.8%
Trading Companies & Distributors	1.7%
Transportation Infrastructure	0.1%
Other [1]	17.1%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA INDUSTRIALS UXI :: 65

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 91.3%
Alleghany Corp.* (Insurance)	0.6%	1,077	$714,374
American Financial Group, Inc. (Insurance)	0.4%	5,255	516,041
AptarGroup, Inc. (Containers & Packaging)	0.4%	4,687	530,896
Aqua America, Inc. (Water Utilities)	0.5%	15,690	620,383
Bio-Techne Corp. (Life Sciences Tools & Services)	0.4%	2,813	557,115
Brown & Brown, Inc. (Insurance)	0.4%	17,292	545,908
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.6%	7,198	743,985
Carlisle Cos., Inc. (Industrial Conglomerates)	0.4%	4,267	568,834
Catalent, Inc.* (Pharmaceuticals)	0.4%	10,847	493,538
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	12,722	516,513
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	0.6%	3,057	854,432
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	12,045	485,293
FactSet Research Systems, Inc. (Capital Markets)	0.6%	2,833	788,141
Fair Isaac Corp.* (Software)	0.5%	2,165	640,623
Five Below, Inc.* (Specialty Retail)	0.4%	4,152	534,487
Graco, Inc. (Machinery)	0.4%	12,312	581,373
IDEX Corp. (Machinery)	0.8%	5,645	862,048
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.4%	7,520	554,299
Lamar Advertising Co., Class A (Equity Real Estate Investment Trusts (REITs))	0.4%	6,343	496,086
Leidos Holdings, Inc. (IT Services)	0.6%	10,886	820,042
Lennox International, Inc. (Building Products)	0.6%	2,673	705,966
Liberty Property Trust (Equity Real Estate Investment Trusts (REITs))	0.4%	11,022	523,214
Live Nation Entertainment, Inc.* (Entertainment)	0.5%	10,302	626,568
MarketAxess Holdings, Inc. (Capital Markets)	0.6%	2,810	836,874
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	28,385	504,685
Molina Healthcare, Inc.* (Health Care Providers & Services)	0.5%	4,653	661,936
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	12,038	$644,394
NVR, Inc.* (Household Durables)	0.6%	254	813,199
OGE Energy Corp. (Electric Utilities)	0.5%	14,877	618,288
Old Dominion Freight Line, Inc. (Road & Rail)	0.5%	4,836	640,480
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	15,766	561,585
Pool Corp. (Distributors)	0.4%	2,934	527,475
Post Holdings, Inc.* (Food Products)	0.4%	4,968	522,137
PTC, Inc.* (Software)	0.5%	7,952	668,445
Reinsurance Group of America, Inc. (Insurance)	0.5%	4,679	692,773
RenaissanceRe Holdings Ltd. (Insurance)	0.4%	3,144	548,439
RPM International, Inc. (Chemicals)	0.4%	9,805	524,764
SEI Investments Co. (Capital Markets)	0.4%	9,616	483,204
Service Corp. International (Diversified Consumer Services)	0.5%	13,505	592,464
STERIS plc (Health Care Equipment & Supplies)	0.6%	6,301	842,318
Teledyne Technologies, Inc.* (Aerospace & Defense)	0.5%	2,697	635,952
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	12,933	544,997
Toro Co. (The) (Machinery)	0.4%	7,905	515,090
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	0.6%	18,734	747,487
Tyler Technologies, Inc.* (Software)	0.5%	2,853	608,688
UGI Corp. (Gas Utilities)	0.5%	12,949	668,298
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	0.5%	5,526	633,279
WEX, Inc.* (IT Services)	0.5%	3,211	606,686
WR Berkley Corp. (Insurance)	0.5%	10,769	669,832
Zebra Technologies Corp., Class A* (Electronic Equipment, Instruments & Components)	0.5%	4,013	687,989
Other Common Stocks (b)	67.2%	2,640,394	87,495,525
Total Common Stocks (Cost $130,323,573)			118,777,442

See accompanying notes to the financial statements.

66 :: MVV ULTRA MIDCAP400 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.3%
Investment Companies — 0.3%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $386,411)	0.3%	386,411	$386,411
		Principal Amount
Short-Term Investments — 5.8%
Repurchase Agreements (d) — 5.0%

Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $6,541,915 (Cost $6,540,575)	$6,540,575	6,540,575
U.S. Treasury Obligations — 0.8%
U.S. Treasury Bills
2.36%, 6/6/2019 (e)	252,000	251,955
2.37%, 6/13/2019 (e)	252,000	251,842
2.31%, 6/20/2019 (e)	259,000	258,723
2.33%, 7/18/2019 (e)	245,000	244,300
Total U.S. Treasury Obligations (Cost $1,006,662)		1,006,820
Total Short-Term Investments (Cost $7,547,237)		7,547,395
Total Investments — 97.4% (Cost $138,257,221)		126,711,248
Other assets less liabilities — 2.6%		3,425,313
Net Assets — 100.0%		$130,136,561

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $8,534,391.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $946,278., collateralized in the form of cash with a value of $386,411 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $567,370 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from June 4, 2019 - November 15, 2046; a total value of $953,781

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $386,411.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,068,604
Aggregate gross unrealized depreciation	(28,648,263)
Net unrealized depreciation	$(22,579,659)
Federal income tax cost	$140,092,610

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	29	6/21/2019	USD	$5,248,710	$(219,575)

Swap Agreements1

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
15,824,396	11/6/2020	Bank of America NA	2.86%	S&P MidCap 400®	48,615	(48,615)	—	—
15,444,293	11/6/2020	BNP Paribas SA	2.86%	S&P MidCap 400®	(988,955)	260,894	728,061	—
15,376,908	11/6/2019	Citibank NA	2.79%	S&P MidCap 400®	(1,951,089)	1,696,774	254,315	—
12,999,893	11/6/2019	Credit Suisse International	2.91%	S&P MidCap 400®	(183,945)	92,813	91,132	—

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA MIDCAP400 MVV :: 67

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
12,769,755	11/6/2019	Goldman Sachs International	2.84%	S&P MidCap 400®	(1,246,289)
23,772,407	11/6/2020	Goldman Sachs International	2.59%	SPDR® S&P MidCap 400® ETF Trust	(3,217,808)
36,542,162					(4,464,097)	—	4,464,097	—
5,948,365	11/6/2019	Morgan Stanley & Co. International plc	2.96%	S&P MidCap 400®	1,173,338	(1,173,338)	—	—
14,142,007	11/6/2019	Societe Generale	2.76%	S&P MidCap 400®	(1,212,514)	—	838,077	(374,437)
19,989,229	11/6/2020	UBS AG	2.91%	S&P MidCap 400®	(1,400,075)	1,120,216	279,859	—
136,267,253					(8,978,722)
				Total Unrealized Appreciation	1,221,953
				Total Unrealized Depreciation	(10,200,675)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U. S. Dollar

Ultra MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	0.8%
Air Freight & Logistics	0.3%
Airlines	0.3%
Auto Components	0.8%
Automobiles	0.2%
Banks	6.6%
Beverages	0.2%
Biotechnology	0.7%
Building Products	0.9%
Capital Markets	3.0%
Chemicals	2.4%
Commercial Services & Supplies	1.3%
Communications Equipment	1.0%
Construction & Engineering	1.0%
Construction Materials	0.2%
Consumer Finance	0.5%
Containers & Packaging	1.4%

See accompanying notes to the financial statements.

68 :: MVV ULTRA MIDCAP400 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Distributors	0.4%
Diversified Consumer Services	0.9%
Electric Utilities	1.5%
Electrical Equipment	1.2%
Electronic Equipment, Instruments & Components	3.5%
Energy Equipment & Services	0.8%
Entertainment	0.9%
Equity Real Estate Investment Trusts (REITs)	9.4%
Food & Staples Retailing	0.4%
Food Products	1.6%
Gas Utilities	1.8%
Health Care Equipment & Supplies	3.4%
Health Care Providers & Services	2.1%
Health Care Technology	0.4%
Hotels, Restaurants & Leisure	3.9%
Household Durables	1.5%
Household Products	0.1%
Industrial Conglomerates	0.4%
Insurance	4.9%
Interactive Media & Services	0.2%
IT Services	2.9%
Leisure Products	0.5%
Life Sciences Tools & Services	1.5%
Machinery	4.6%
Marine	0.2%
Media	1.1%
Metals & Mining	1.6%
Multiline Retail	0.4%
Multi-Utilities	0.7%
Oil, Gas & Consumable Fuels	2.1%
Paper & Forest Products	0.3%
Personal Products	0.2%
Pharmaceuticals	0.5%
Professional Services	0.7%
Real Estate Management & Development	0.4%
Road & Rail	1.5%
Semiconductors & Semiconductor Equipment	3.1%
Software	3.3%
Specialty Retail	1.9%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	0.7%
Thrifts & Mortgage Finance	0.6%
Trading Companies & Distributors	0.7%
Water Utilities	0.5%
Wireless Telecommunication Services	0.2%
Other[1]	8.7%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA MIDCAP400 MVV :: 69

Investments	Principal Amount	Value
Short-Term Investments — 54.3%
Repurchase Agreements (a) — 54.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $4,468,679 (Cost $4,467,764)	$4,467,764	$4,467,764
Total Investments — 54.3% (Cost $4,467,764)		4,467,764
Other assets less liabilities — 45.7%		3,763,470
Net Assets — 100.0%		$8,231,234

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$242,997
Aggregate gross unrealized depreciation	(5,571,780)
Net unrealized depreciation	$(5,328,783)
Federal income tax cost	$4,467,764

Swap Agreements1,6

Ultra MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
1,404,311	11/6/2019	Bank of America NA	2.76%	iShares® MSCI Brazil Capped ETF	(1,109,544)	—	1,109,544	—
6,797,448	11/6/2019	Citibank NA	2.69%	iShares® MSCI Brazil Capped ETF	(2,291,580)	—	2,291,580	—
1,285,265	11/6/2020	Credit Suisse International	1.96%	iShares® MSCI Brazil Capped ETF	41,411	—	—	41,411
105,023	11/6/2019	Morgan Stanley & Co. International plc	2.71%	iShares® MSCI Brazil Capped ETF	(252,566)	—	252,566	—
3,658,024	11/6/2019	Societe Generale	2.71%	iShares® MSCI Brazil Capped ETF	(1,918,090)	—	1,918,090	—
3,226,191	11/6/2020	UBS AG	2.46%	iShares® MSCI Brazil Capped ETF	201,586	—	—	201,586
16,476,262					(5,328,783)
				Total Unrealized Appreciation	242,997
				Total Unrealized Depreciation	(5,571,780)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

70 :: UBR ULTRA MSCI BRAZIL CAPPED :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 67.9%
Repurchase Agreements (a) — 67.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $4,115,180 (Cost $4,114,336)	$4,114,336	$4,114,336
Total Investments — 67.9% (Cost $4,114,336)		4,114,336
Other assets less liabilities — 32.1%		1,943,688
Net Assets — 100.0%		$6,058,024

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$417,211
Aggregate gross unrealized depreciation	(2,274,020)
Net unrealized depreciation	$(1,856,809)
Federal income tax cost	$4,114,336

Swap Agreements1,6

Ultra MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
590,038	11/6/2019	Bank of America NA	2.76%	iShares® MSCI EAFE ETF	(81,043)	—	81,043	—
1,277,534	11/6/2019	Citibank NA	2.79%	iShares® MSCI EAFE ETF	(203,229)	—	203,229	—
1,290,722	11/6/2019	Credit Suisse International	2.16%	iShares® MSCI EAFE ETF	11,620	—	—	11,620
1,407,168	11/6/2020	Deutsche Bank AG	2.89%	iShares® MSCI EAFE ETF	(14,204)	—	—	(14,204)
2,149,356	11/6/2019	Goldman Sachs International	2.94%	iShares® MSCI EAFE ETF	(337,192)	—	337,192	—
508,528	11/6/2019	Morgan Stanley & Co. International plc	2.86%	iShares® MSCI EAFE ETF	405,591	(405,591)	—	—
1,092,730	11/6/2019	Societe Generale	3.16%	iShares® MSCI EAFE ETF	(193,883)	—	193,883	—
3,797,506	11/6/2019	UBS AG	2.66%	iShares® MSCI EAFE ETF	(1,444,469)	—	1,444,469	—
12,113,582					(1,856,809)
				Total Unrealized Appreciation	417,211
				Total Unrealized Depreciation	(2,274,020)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA MSCI EAFE EFO :: 71

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

72 :: EFO ULTRA MSCI EAFE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 83.5%
Repurchase Agreements (a) — 83.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $30,077,235 (Cost $30,071,071)	$30,071,071	$30,071,071
Total Investments — 83.5% (Cost $30,071,071)		30,071,071
Other assets less liabilities — 16.5%		5,934,146
Net Assets — 100.0%		$36,005,217

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(5,284,312)
Net unrealized depreciation	$(5,284,312)
Federal income tax cost	$30,071,071

Swap Agreements1,6

Ultra MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
1,909,597	11/6/2020	Bank of America NA	2.71%	iShares® MSCI Emerging Markets ETF	(21,246)	—	21,246	—
6,705,440	11/6/2019	Citibank NA	2.54%	iShares® MSCI Emerging Markets ETF	(662,707)	—	662,707	—
1,172,221	11/6/2019	Credit Suisse International	2.26%	iShares® MSCI Emerging Markets ETF	(2,685,915)	—	2,685,915	—
2,685,910	11/6/2020	Deutsche Bank AG	2.54%	iShares® MSCI Emerging Markets ETF	(311,233)	—	250,000	(61,233)
6,336,886	11/6/2020	Goldman Sachs International	2.29%	iShares® MSCI Emerging Markets ETF	(319,068)	—	319,068	—
2,612,642	11/6/2019	Morgan Stanley & Co. International plc	2.61%	iShares® MSCI Emerging Markets ETF	(379,889)	—	379,889	—
38,741,529	11/6/2020	Societe Generale	2.11%	iShares® MSCI Emerging Markets ETF	(292,894)	—	292,894	—
11,977,661	12/6/2019	UBS AG	2.26%	iShares® MSCI Emerging Markets ETF	(611,360)	—	611,360	—
72,141,886					(5,284,312)
				Total Unrealized Depreciation	(5,284,312)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA MSCI EMERGING MARKETS EET :: 73

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

74 :: EET ULTRA MSCI EMERGING MARKETS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 56.5%
Repurchase Agreements (a) — 56.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,966,804 (Cost $2,966,195)	$2,966,195	$2,966,195
Total Investments — 56.5% (Cost $2,966,195)		2,966,195
Other assets less liabilities — 43.5%		2,285,205
Net Assets — 100.0%		$5,251,400

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,272,737
Aggregate gross unrealized depreciation	(701,578)
Net unrealized appreciation	$571,159
Federal income tax cost	$2,966,195

Swap Agreements1,6

Ultra MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
301,230	11/6/2019	Bank of America NA	2.81%	iShares® MSCI Japan ETF	(253,819)	—	253,819	—
1,229,956	12/7/2020	Citibank NA	2.89%	iShares® MSCI Japan ETF	(67,375)	—	67,375	—
1,106,148	11/6/2019	Credit Suisse International	2.66%	iShares® MSCI Japan ETF	(111,990)	—	111,990	—
1,011,377	11/6/2020	Deutsche Bank AG	2.89%	iShares® MSCI Japan ETF	376,018	—	(376,018)	—
1,237,886	11/6/2020	Goldman Sachs International	2.84%	iShares® MSCI Japan ETF	405,825	(405,825)	—	—
64,951	11/6/2019	Morgan Stanley & Co. International plc	2.96%	iShares® MSCI Japan ETF	(5,489)	—	5,489	—
1,356,383	11/6/2019	Societe Generale	2.86%	iShares® MSCI Japan ETF	490,894	(490,894)	—	—
4,203,684	12/7/2020	UBS AG	2.46%	iShares® MSCI Japan ETF	(262,905)	—	262,905	—
10,511,615					571,159
				Total Unrealized Appreciation	1,272,737
				Total Unrealized Depreciation	(701,578)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA MSCI JAPAN EZJ :: 75

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

76 :: EZJ ULTRA MSCI JAPAN :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 95.0%
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	0.5%	41,117	$986,397
Agios Pharmaceuticals, Inc.* (Biotechnology)	0.4%	16,664	769,377
Alexion Pharmaceuticals, Inc.* (Biotechnology)	3.5%	63,862	7,259,832
Alkermes plc* (Biotechnology)	0.5%	44,592	960,512
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1.0%	30,365	2,050,245
Amarin Corp. plc, ADR* (Biotechnology)	0.8%	92,166	1,634,103
Amgen, Inc. (Biotechnology)	7.5%	93,245	15,543,941
Amicus Therapeutics, Inc.* (Biotechnology)	0.3%	63,930	720,491
Arena Pharmaceuticals, Inc.* (Biotechnology)	0.4%	14,135	749,302
Argenx SE, ADR* (Biotechnology)	0.4%	5,954	736,093
Array BioPharma, Inc.* (Biotechnology)	0.8%	62,361	1,647,578
Ascendis Pharma A/S, ADR* (Biotechnology)	0.8%	12,882	1,605,870
BeiGene Ltd., ADR* (Biotechnology)	0.6%	11,080	1,306,664
Biogen, Inc.* (Biotechnology)	5.6%	52,950	11,611,406
BioMarin Pharmaceutical, Inc.* (Biotechnology)	2.0%	50,974	4,192,102
Bio-Techne Corp. (Life Sciences Tools & Services)	1.0%	10,792	2,137,355
Bluebird Bio, Inc.* (Biotechnology)	0.9%	15,705	1,883,344
Blueprint Medicines Corp.* (Biotechnology)	0.5%	13,960	1,060,960
Celgene Corp.* (Biotechnology)	8.5%	189,010	17,727,248
China Biologic Products Holdings, Inc.* (Biotechnology)	0.5%	11,250	1,010,363
Exelixis, Inc.* (Biotechnology)	0.8%	85,770	1,680,234
FibroGen, Inc.* (Biotechnology)	0.4%	24,452	886,140
Gilead Sciences, Inc. (Biotechnology)	8.2%	272,594	16,968,977
Global Blood Therapeutics, Inc.* (Biotechnology)	0.5%	16,097	978,376
Grifols SA, ADR (Biotechnology)	0.3%	39,314	691,533
GW Pharmaceuticals plc, ADR* (Pharmaceuticals)	0.7%	8,291	1,436,333
Horizon Therapeutics plc* (Pharmaceuticals)	0.6%	48,473	1,155,112
Illumina, Inc.* (Life Sciences Tools & Services)	4.2%	28,333	8,695,681
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Immunomedics, Inc.* (Biotechnology)	0.3%	54,572	$713,256
Incyte Corp.* (Biotechnology)	2.3%	61,173	4,810,033
Intercept Pharmaceuticals, Inc.* (Biotechnology)	0.3%	8,472	701,651
Ionis Pharmaceuticals, Inc.* (Biotechnology)	1.2%	39,315	2,579,064
Jazz Pharmaceuticals plc* (Pharmaceuticals)	1.0%	16,306	2,047,218
Medicines Co. (The)*(b) (Pharmaceuticals)	0.4%	21,106	752,429
Mirati Therapeutics, Inc.*(b) (Biotechnology)	0.3%	10,080	683,323
Mylan NV* (Pharmaceuticals)	1.2%	147,587	2,479,462
Nektar Therapeutics* (Pharmaceuticals)	0.8%	49,463	1,549,181
Neurocrine Biosciences, Inc.* (Biotechnology)	1.1%	25,954	2,200,380
Novocure Ltd.* (Health Care Equipment & Supplies)	0.7%	27,147	1,442,049
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	0.8%	18,729	1,624,366
PTC Therapeutics, Inc.* (Biotechnology)	0.3%	16,383	656,958
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	3.0%	20,572	6,206,984
Sage Therapeutics, Inc.*(b) (Biotechnology)	1.2%	14,553	2,501,224
Sarepta Therapeutics, Inc.* (Biotechnology)	1.1%	20,375	2,319,694
Seattle Genetics, Inc.* (Biotechnology)	1.4%	45,884	2,985,672
Spark Therapeutics, Inc.* (Biotechnology)	0.6%	11,464	1,249,576
Syneos Health, Inc.* (Life Sciences Tools & Services)	0.6%	29,525	1,217,316
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	0.4%	16,103	884,538
United Therapeutics Corp.* (Biotechnology)	0.5%	12,495	1,049,205
Vertex Pharmaceuticals, Inc.* (Biotechnology)	5.5%	68,818	11,436,175
Other Common Stocks (b)	17.8%	3,006,780	36,931,716
Total Common Stocks (Cost $255,796,902)			197,107,039
		No. of Rights
Right — 0.0% (c)
Corium International, Inc., CVR (Cost $—)*(d)(e)	0.0%	13,485	2,427

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 77

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (f) — 2.9%
Investment Companies — 2.9%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $5,946,362)	2.9%	5,946,362	$5,946,362
		Principal Amount
Short-Term Investments — 16.8%
Repurchase Agreements (g) — 16.3%

Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $33,831,576 (Cost $33,824,643)	$33,824,643	33,824,643
U.S. Treasury Obligations — 0.5%
U.S. Treasury Bills
2.35%, 6/6/2019 (h)	133,000	132,976
2.36%, 6/13/2019 (h)	133,000	132,917
2.31%, 6/20/2019 (h)	455,000	454,515
2.33%, 7/18/2019 (h)	430,000	428,771
Total U.S. Treasury Obligations (Cost $1,148,996)		1,149,179
Total Short-Term Investments (Cost $34,973,639)		34,973,822
Total Investments — 114.7% (Cost $296,716,903)		238,029,650
Liabilities in excess of other assets — (14.7%)		(30,575,731)
Net assets — 100.0%		$207,453,919

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $67,125,988.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $6,116,960., collateralized in the form of cash with a value of $5,946,362 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $553,506 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.13%, and maturity dates ranging from June 6, 2019 - February 15, 2045; a total value of $6,499,868

(c)  Represents less than 0.05% of net assets.

(d)  Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $2,427, which represents approximately 0.00% of net assets of the Fund.

(e)  Illiquid security.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $5,946,362.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(h)  The rate shown was the current yield as of May 31, 2019.

Abbreviations

ADR  American Depositary Receipt

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,162,705
Aggregate gross unrealized depreciation	(92,086,388)
Net unrealized depreciation	$(85,923,683)
Federal income tax cost	$298,315,893

See accompanying notes to the financial statements.

78 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
3,975,254	11/6/2020	Bank of America NA	2.09%	iShares® Nasdaq Biotechnology ETF	(2,133,984)
9,039,441	11/6/2019	Bank of America NA	2.56%	NASDAQ Biotechnology Index®	(2,535,623)
13,014,695					(4,669,607)	4,669,607	—	—
17,865,330	11/6/2019	Citibank NA	2.54%	NASDAQ Biotechnology Index®	(1,477,860)	1,306,097	171,763	—
6,152,938	11/13/2019	Credit Suisse International	2.81%	NASDAQ Biotechnology Index®	(2,256,663)	2,208,685	47,978	—
66,209,748	11/6/2019	Deutsche Bank AG	2.69%	NASDAQ Biotechnology Index®	(10,104,164)	10,056,930	47,234	—
13,425,774	11/13/2019	Goldman Sachs International	2.89%	NASDAQ Biotechnology Index®	(1,132,128)
20,823,604	12/7/2020	Goldman Sachs International	2.42%	iShares® Nasdaq Biotechnology ETF	(2,453,029)
34,249,378					(3,585,157)	3,549,568	35,589	—
2,366,865	12/6/2019	Morgan Stanley & Co. International plc	2.41%	iShares® Nasdaq Biotechnology ETF	(237,319)
6,685,828	12/6/2019	Morgan Stanley & Co. International plc	2.81%	NASDAQ Biotechnology Index®	(772,146)
9,052,693					(1,009,465)	975,630	33,835	—
36,342,480	11/6/2019	Societe Generale	2.96%	NASDAQ Biotechnology Index®	(1,066,457)	—	545,663	(520,794)
35,246,160	11/6/2019	UBS AG	2.46%	NASDAQ Biotechnology Index®	(1,468,067)	1,209,353	258,714	—
218,133,422					(25,637,440)
				Total Unrealized Depreciation	(25,637,440)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 79

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Nasdaq Biotechnology invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Biotechnology	78.3%
Chemicals	0.0%*
Health Care Equipment & Supplies	0.8%
Health Care Providers & Services	0.1%
Life Sciences Tools & Services	7.3%
Pharmaceuticals	8.5%
Other[1]	5.0%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

80 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 96.9%
Electric Utilities — 0.7%
OGE Energy Corp.	11,140	$462,978
Energy Equipment & Services — 9.1%
Apergy Corp.*	4,313	133,746
Baker Hughes a GE Co.	28,633	613,033
Core Laboratories NV	2,469	117,623
Dril-Quip, Inc.*	2,029	83,696
Ensco Rowan plc, Class A	10,969	91,810
Halliburton Co.	48,661	1,035,993
Helmerich & Payne, Inc.	6,103	298,498
KLX Energy Services Holdings, Inc.*	1,246	24,546
Nabors Industries Ltd.	18,209	42,973
National Oilwell Varco, Inc.	21,385	445,877
Oceaneering International, Inc.*	5,513	90,413
Patterson-UTI Energy, Inc.	11,916	126,667
Schlumberger Ltd.	77,295	2,681,364
TechnipFMC plc	23,727	493,522
Transocean Ltd.*	28,238	175,076
US Silica Holdings, Inc.	4,080	42,350
		6,497,187
Oil, Gas & Consumable Fuels — 86.8%
Anadarko Petroleum Corp.	27,862	1,960,649
Antero Resources Corp.*	12,048	79,155
Apache Corp.	20,937	545,828
Cabot Oil & Gas Corp.	23,612	590,772
Centennial Resource Development, Inc., Class A*	10,608	83,803
Cheniere Energy, Inc.*	12,322	778,504
Chesapeake Energy Corp.*	58,242	111,825
Chevron Corp.	105,967	12,064,343
Cimarex Energy Co.	5,659	323,638
CNX Resources Corp.*	11,059	85,376
Concho Resources, Inc.	11,187	1,096,438
ConocoPhillips	63,265	3,730,104
Continental Resources, Inc.*	4,823	168,805
Delek US Holdings, Inc.	4,227	129,388
Devon Energy Corp.	24,492	616,219
Diamondback Energy, Inc.	8,618	845,081
EOG Resources, Inc.	32,349	2,648,736
EQT Corp.	14,205	259,952
Equitrans Midstream Corp.	11,345	225,312
Exxon Mobil Corp.	236,330	16,725,074
Gulfport Energy Corp.*	8,271	45,242
Hess Corp.	14,196	792,989
HollyFrontier Corp.	8,762	332,781
Kinder Morgan, Inc.	108,568	2,165,932
Marathon Oil Corp.	45,648	600,271
Marathon Petroleum Corp.	37,569	1,727,798
Matador Resources Co.*	5,776	94,957
Investments	Shares	Value
Common Stocks (a) (continued)
Murphy Oil Corp.	9,069	$225,365
Noble Energy, Inc.	26,967	577,094
Oasis Petroleum, Inc.*	15,075	78,390
Occidental Petroleum Corp.	41,804	2,080,585
ONEOK, Inc.	22,954	1,460,333
Parsley Energy, Inc., Class A*	14,690	261,923
PBF Energy, Inc., Class A	6,683	176,431
PDC Energy, Inc.*	3,689	112,588
Phillips 66	23,399	1,890,639
Pioneer Natural Resources Co.	9,388	1,332,720
QEP Resources, Inc.*	13,183	91,095
Range Resources Corp.	11,579	90,548
SemGroup Corp., Class A	3,660	46,153
SM Energy Co.	5,760	66,989
Southwestern Energy Co.*	30,188	108,375
Targa Resources Corp.	12,787	491,788
Valero Energy Corp.	23,291	1,639,686
Whiting Petroleum Corp.*	5,073	93,242
Williams Cos., Inc. (The)	67,534	1,781,547
World Fuel Services Corp.	3,746	109,158
WPX Energy, Inc.*	22,041	237,161
		61,780,782
Semiconductors & Semiconductor Equipment — 0.3%
First Solar, Inc.*	4,211	244,407
Total Common Stocks (Cost $94,544,227)		68,985,354
	Principal Amount
Short-Term Investments — 10.9%
Repurchase Agreements (b) — 9.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $7,049,024 (Cost $7,047,579)	$7,047,579	7,047,579
U.S. Treasury Obligations — 1.0%
U.S. Treasury Bills
2.36%, 6/6/2019 (c)	149,000	148,973
2.37%, 6/13/2019 (c)	149,000	148,906
2.31%, 6/20/2019 (c)	199,000	198,788
2.33%, 7/18/2019 (c)	188,000	187,463
Total U.S. Treasury Obligations (Cost $684,023)		684,130
Total Short-Term Investments (Cost $7,731,602)		7,731,709
Total Investments — 107.8% (Cost $102,275,829)		76,717,063
Liabilities in excess of other assets — (7.8%)		(5,549,264)
Net Assets — 100.0%		$71,167,799

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA OIL & GAS DIG :: 81

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $22,322,496.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$297,222
Aggregate gross unrealized depreciation	(40,417,523)
Net unrealized depreciation	$(40,120,301)
Federal income tax cost	$102,569,085

Swap Agreements1

Ultra Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
1,761,787	11/6/2019	Bank of America NA	2.46%	iShares® U.S. Energy ETF	127,329
11,145,685	11/6/2019	Bank of America NA	2.76%	Dow Jones U.S. Oil & GasSM Index	(940,695)
12,907,472					(813,366)	813,366	—	—
6,147,148	11/6/2019	Citibank NA	2.69%	Dow Jones U.S. Oil & GasSM Index	(529,281)	444,100	85,181	—
7,632,052	11/13/2019	Credit Suisse International	3.06%	Dow Jones U.S. Oil & GasSM Index	(936,755)	847,648	89,107	—
5,347,325	12/7/2020	Deutsche Bank AG	2.89%	Dow Jones U.S. Oil & GasSM Index	(718,105)	718,010	95	—
3,570,182	11/6/2019	Goldman Sachs International	2.89%	Dow Jones U.S. Oil & GasSM Index	(522,496)
9,604,026	11/6/2019	Goldman Sachs International	2.42%	iShares® U.S. Energy ETF	(1,465,138)
13,174,208					(1,987,634)	1,395,590	592,044	—
1,342,162	12/6/2019	Morgan Stanley & Co. International plc	2.51%	iShares® U.S. Energy ETF	(697,182)
3,105,582	11/13/2019	Morgan Stanley & Co. International plc	2.96%	Dow Jones U.S. Oil & GasSM Index	(2,348,686)
4,447,744					(3,045,868)	—	3,045,868	—
22,780,599	11/6/2019	Societe Generale	2.86%	Dow Jones U.S. Oil & GasSM Index	(2,241,896)	—	2,118,934	(122,962)

See accompanying notes to the financial statements.

82 :: DIG ULTRA OIL & GAS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
937,547	11/6/2019	UBS AG	2.96%	Dow Jones U.S. Oil & GasSM Index	(3,995,374)	2,206,135	1,789,239	—
73,374,095					(14,268,279)
				Total Unrealized Appreciation	127,329
				Total Unrealized Depreciation	(14,395,608)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA OIL & GAS DIG :: 83

Investments	Shares	Value
Common Stocks (a) — 88.8%
Airlines — 0.4%
American Airlines Group, Inc.	87,656	$2,386,873
United Continental Holdings, Inc.*	52,065	4,042,847
		6,429,720
Automobiles — 0.4%
Tesla, Inc.*(b)	33,715	6,242,669
Beverages — 2.5%
Monster Beverage Corp.*	106,023	6,558,583
PepsiCo, Inc.	274,207	35,098,496
		41,657,079
Biotechnology — 4.9%
Alexion Pharmaceuticals, Inc.*	43,623	4,959,063
Amgen, Inc.	121,466	20,248,382
Biogen, Inc.*	38,399	8,420,517
BioMarin Pharmaceutical, Inc.*	34,818	2,863,432
Celgene Corp.*	137,061	12,854,951
Gilead Sciences, Inc.	248,984	15,499,254
Incyte Corp.*	41,782	3,285,319
Regeneron Pharmaceuticals, Inc.*	20,954	6,322,241
Vertex Pharmaceuticals, Inc.*	49,905	8,293,213
		82,746,372
Commercial Services & Supplies — 0.3%
Cintas Corp.	20,408	4,527,107
Communications Equipment — 2.6%
Cisco Systems, Inc.	859,281	44,708,390
Electric Utilities — 0.3%
Xcel Energy, Inc.	100,374	5,755,445
Entertainment — 2.8%
Activision Blizzard, Inc.	149,104	6,466,640
Electronic Arts, Inc.*	58,485	5,443,784
NetEase, Inc., ADR	14,291	3,552,886
Netflix, Inc.*	85,240	29,261,187
Take-Two Interactive Software, Inc.*	22,087	2,388,709
		47,113,206
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	85,979	20,598,849
Walgreens Boots Alliance, Inc.	184,162	9,086,553
		29,685,402
Food Products — 1.2%
Kraft Heinz Co. (The)	238,036	6,581,696
Mondelez International, Inc., Class A	281,904	14,334,818
		20,916,514
Investments	Shares	Value
Common Stocks (a) (continued)
Health Care Equipment & Supplies — 1.1%
Align Technology, Inc.*	15,618	$4,440,979
IDEXX Laboratories, Inc.*	16,786	4,192,639
Intuitive Surgical, Inc.*	22,345	10,387,073
		19,020,691
Health Care Providers & Services — 0.1%
Henry Schein, Inc.*	29,551	1,904,857
Health Care Technology — 0.3%
Cerner Corp.*	63,317	4,430,291
Hotels, Restaurants & Leisure — 1.7%
Marriott International, Inc., Class A	66,591	8,313,220
Starbucks Corp.	242,749	18,463,489
Wynn Resorts Ltd.	21,009	2,254,896
		29,031,605
Insurance — 0.3%
Willis Towers Watson plc	25,200	4,422,600
Interactive Media & Services — 12.4%
Alphabet, Inc., Class A*	54,131	59,895,952
Alphabet, Inc., Class C*	61,905	68,320,215
Baidu, Inc., ADR*	54,394	5,983,340
Facebook, Inc., Class A*	423,558	75,168,838
		209,368,345
Internet & Direct Marketing Retail — 11.2%
Amazon.com, Inc.*	86,413	153,389,124
Booking Holdings, Inc.*	8,787	14,553,205
Ctrip.com International Ltd., ADR*	95,050	3,284,928
eBay, Inc.	178,585	6,416,559
Expedia Group, Inc.	26,232	3,016,680
JD.com, Inc., ADR*	180,486	4,649,319
MercadoLibre, Inc.*	8,824	5,034,269
		190,344,084
IT Services — 3.7%
Automatic Data Processing, Inc.	85,035	13,615,804
Cognizant Technology Solutions Corp., Class A	112,264	6,952,509
Fiserv, Inc.*	76,441	6,563,224
Paychex, Inc.	70,087	6,012,764
PayPal Holdings, Inc.*	229,008	25,133,628
VeriSign, Inc.*	23,371	4,556,878
		62,834,807
Leisure Products — 0.1%
Hasbro, Inc.	24,565	2,337,114

See accompanying notes to the financial statements.

84 :: QLD ULTRA QQQ :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 0.5%
Illumina, Inc.*	28,692	$8,805,862
Machinery — 0.3%
PACCAR, Inc.	67,678	4,454,566
Media — 3.8%
Charter Communications, Inc., Class A*	43,992	16,576,185
Comcast Corp., Class A	881,632	36,146,912
Fox Corp., Class A	66,965	2,359,177
Fox Corp., Class B	51,243	1,778,644
Liberty Global plc, Class A*	39,913	981,860
Liberty Global plc, Class C*	102,782	2,491,436
Sirius XM Holdings, Inc.	848,302	4,504,484
		64,838,698
Multiline Retail — 0.3%
Dollar Tree, Inc.*	46,451	4,718,957
Pharmaceuticals — 0.1%
Mylan NV*	100,713	1,691,978
Professional Services — 0.3%
Verisk Analytics, Inc.	31,913	4,467,820
Road & Rail — 0.8%
CSX Corp.	159,213	11,856,592
JB Hunt Transport Services, Inc.	21,229	1,807,437
		13,664,029
Semiconductors & Semiconductor Equipment — 9.8%
Advanced Micro Devices, Inc.*	196,236	5,378,829
Analog Devices, Inc.	71,893	6,946,302
Applied Materials, Inc.	185,322	7,170,108
ASML Holding NV (Registered), NYRS	13,998	2,632,324
Broadcom, Inc.	77,320	19,456,805
Intel Corp.	877,824	38,659,369
KLA-Tencor Corp.	29,543	3,044,997
Lam Research Corp.	29,786	5,200,933
Maxim Integrated Products, Inc.	53,367	2,806,571
Microchip Technology, Inc.	46,244	3,700,907
Micron Technology, Inc.*	218,827	7,135,948
NVIDIA Corp.	118,291	16,023,699
NXP Semiconductors NV	64,148	5,655,288
QUALCOMM, Inc.	236,252	15,786,359
Investments	Shares	Value
Common Stocks (a) (continued)
Skyworks Solutions, Inc.	33,954	$2,262,355
Texas Instruments, Inc.	183,198	19,109,383
Xilinx, Inc.	49,416	5,055,751
		166,025,928
Software — 13.8%
Adobe, Inc.*	95,204	25,790,764
Autodesk, Inc.*	42,745	6,878,098
Cadence Design Systems, Inc.*	54,730	3,479,186
Check Point Software Technologies Ltd.*	30,493	3,362,768
Citrix Systems, Inc.*	25,714	2,420,202
Intuit, Inc.	50,571	12,382,309
Microsoft Corp.	1,349,470	166,902,450
Symantec Corp.	124,777	2,337,073
Synopsys, Inc.*	29,217	3,402,027
Workday, Inc., Class A*	29,476	6,016,641
		232,971,518
Specialty Retail — 1.0%
O'Reilly Automotive, Inc.*	15,298	5,681,218
Ross Stores, Inc.	72,340	6,726,897
Ulta Beauty, Inc.*	11,578	3,859,874
		16,267,989
Technology Hardware, Storage & Peripherals — 8.9%
Apple, Inc.	829,392	145,201,657
NetApp, Inc.	48,210	2,854,032
Western Digital Corp.	56,772	2,113,054
		150,168,743
Textiles, Apparel & Luxury Goods — 0.2%
Lululemon Athletica, Inc.*	23,741	3,931,272
Trading Companies & Distributors — 0.2%
Fastenal Co.	111,718	3,417,454
Wireless Telecommunication Services — 0.7%
T-Mobile US, Inc.*	165,966	12,188,543
Total Common Stocks (Cost $1,629,877,580)		1,501,089,655
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $318,912)	318,912	318,912

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA QQQ QLD :: 85

Investments	Principal Amount	Value
Short-Term Investments — 6.6%
Repurchase Agreements (e) — 6.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $104,139,277 (Cost $104,117,937)	$104,117,937	$104,117,937
U.S. Treasury Obligations — 0.4%
U.S. Treasury Bills
2.36%, 6/6/2019 (f)	1,682,000	1,681,699
2.37%, 6/13/2019 (f)	1,682,000	1,680,945
2.31%, 6/20/2019 (f)	2,349,000	2,346,493
2.33%, 7/18/2019 (f)	2,221,000	2,214,653
Total U.S. Treasury Obligations (Cost $7,922,544)		7,923,790
Total Short-Term Investments (Cost $112,040,481)		112,041,727
Total Investments — 95.4% (Cost $1,742,236,973)		1,613,450,294
Other assets less liabilities — 4.6%		78,120,318
Net Assets — 100.0%		$1,691,570,612

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $215,178,196.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $5,495,734, collateralized in the form of cash with a value of

$318,912 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $5,560,139 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from June 4, 2019 - November 15, 2048; a total value of $5,879,051.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $318,912.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2019.

Abbreviations

ADR   American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$138,274,046
Aggregate gross unrealized depreciation	(264,267,504)
Net unrealized depreciation	$(125,993,458)
Federal income tax cost	$1,745,420,837

Futures Contracts Purchased

Ultra QQQ had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	899	6/21/2019	USD	$128,219,875	$(5,592,539)

Swap Agreements1

Ultra QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
29,689,807	11/6/2019	Bank of America NA	2.56%	NASDAQ-100 Index®	(25,526,106)	25,526,106	—	—
108,965,125	11/6/2019	BNP Paribas SA	2.96%	NASDAQ-100 Index®	(3,980,403)	3,828,886	151,517	—
152,542,393	11/6/2019	Citibank NA	2.91%	NASDAQ-100 Index®	(12,485,330)	10,990,761	387,976	(1,106,593)

See accompanying notes to the financial statements.

86 :: QLD ULTRA QQQ :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
121,592,320	11/6/2020	Credit Suisse International	3.06%	NASDAQ-100 Index®	(8,814,631)	8,450,091	364,540	—
454,663,201	11/6/2020	Deutsche Bank AG	2.99%	NASDAQ-100 Index®	30,539,378	(21,239,378)	(9,300,000)	—
302,878,678	11/6/2019	Goldman Sachs International	2.74%	Invesco QQQ TrustSM, Series 1	18,019,681
390,986,654	11/6/2020	Goldman Sachs International	2.94%	NASDAQ-100 Index®	14,148,742
693,865,332					32,168,423	(32,122,467)	(45,956)	—
11,743,699	11/6/2019	Morgan Stanley & Co. International plc	3.06%	NASDAQ-100 Index®	5,624,726
83,537,770	11/6/2019	Morgan Stanley & Co. International plc	2.86%	Invesco QQQ TrustSM, Series 1	(4,870,336)
95,281,469					754,390	(754,390)	—	—
51,712,487	11/6/2019	Societe Generale	3.11%	NASDAQ-100 Index®	12,649,141	(12,649,141)	—	—
45,894,290	11/6/2020	UBS AG	3.11%	NASDAQ-100 Index®	(13,735,238)	13,046,622	688,616	—
1,754,206,424					11,569,624
				Total Unrealized Appreciation	80,981,668
				Total Unrealized Depreciation	(69,412,044)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA QQQ QLD :: 87

Investments	Shares	Value
Common Stocks (a) — 81.5%
Equity Real Estate Investment Trusts (REITs) — 74.8%
Acadia Realty Trust	8,073	$220,797
Alexandria Real Estate Equities, Inc.	11,164	1,634,521
American Campus Communities, Inc.	13,565	628,331
American Homes 4 Rent, Class A	25,494	622,309
American Tower Corp.	43,668	9,116,568
Apartment Investment & Management Co., Class A	15,391	768,780
Apple Hospitality REIT, Inc.	21,287	328,671
AvalonBay Communities, Inc.	13,710	2,783,267
Boston Properties, Inc.	15,295	2,001,045
Brandywine Realty Trust	17,509	264,561
Brixmor Property Group, Inc.	29,563	507,005
Camden Property Trust	9,566	988,742
Colony Capital, Inc.	48,535	251,897
Columbia Property Trust, Inc.	11,570	247,367
CoreCivic, Inc.	11,748	257,281
CoreSite Realty Corp.	3,634	424,160
Corporate Office Properties Trust	10,915	303,874
Cousins Properties, Inc.	41,614	376,607
Crown Castle International Corp.	41,137	5,348,221
CubeSmart	18,443	621,898
CyrusOne, Inc.	10,716	632,673
DiamondRock Hospitality Co.	19,935	197,556
Digital Realty Trust, Inc.	20,573	2,421,854
Douglas Emmett, Inc.	16,009	645,003
Duke Realty Corp.	35,561	1,070,030
EastGroup Properties, Inc.	3,611	400,821
EPR Properties	7,415	579,112
Equinix, Inc.	8,247	4,006,310
Equity Commonwealth	12,034	391,947
Equity LifeStyle Properties, Inc.	8,901	1,082,896
Equity Residential	36,620	2,803,993
Essex Property Trust, Inc.	6,503	1,897,185
Extra Space Storage, Inc.	12,602	1,350,430
Federal Realty Investment Trust	7,362	962,434
First Industrial Realty Trust, Inc.	12,532	434,986
Gaming and Leisure Properties, Inc.	19,973	788,734
GEO Group, Inc. (The)	11,951	262,085
HCP, Inc.	47,295	1,499,724
Healthcare Realty Trust, Inc.	12,403	399,873
Healthcare Trust of America, Inc., Class A	20,319	584,984
Highwoods Properties, Inc.	10,251	449,609
Hospitality Properties Trust	16,278	404,834
Host Hotels & Resorts, Inc.	73,299	1,327,445
Hudson Pacific Properties, Inc.	15,276	510,371
Invitation Homes, Inc.	29,309	751,190
Iron Mountain, Inc.	28,348	868,866
JBG SMITH Properties	11,786	465,429
Kilroy Realty Corp.	9,994	736,658
Investments	Shares	Value
Common Stocks (a) (continued)
Kimco Realty Corp.	41,713	$725,806
Lamar Advertising Co., Class A	8,431	659,389
Lexington Realty Trust	20,704	189,856
Liberty Property Trust	14,647	695,293
Life Storage, Inc.	4,617	444,525
Macerich Co. (The)	10,480	380,738
Mack-Cali Realty Corp.	8,940	203,117
Medical Properties Trust, Inc.	37,723	670,715
Mid-America Apartment Communities, Inc.	11,274	1,287,265
National Health Investors, Inc.	4,230	332,267
National Retail Properties, Inc.	15,999	856,426
Omega Healthcare Investors, Inc.	20,217	720,130
Outfront Media, Inc.	13,805	340,293
Paramount Group, Inc.	19,853	282,905
Park Hotels & Resorts, Inc.	19,918	550,135
Pebblebrook Hotel Trust	12,920	359,564
Physicians Realty Trust	18,058	330,642
Piedmont Office Realty Trust, Inc., Class A	12,433	252,763
PotlatchDeltic Corp.	6,711	225,825
Prologis, Inc.	62,398	4,596,861
Public Storage	14,856	3,533,945
Rayonier, Inc.	12,818	360,827
Realty Income Corp.	30,077	2,107,796
Regency Centers Corp.	16,582	1,093,749
Retail Properties of America, Inc., Class A	21,132	251,259
RLJ Lodging Trust	17,342	297,762
Ryman Hospitality Properties, Inc.	5,082	406,306
Sabra Health Care REIT, Inc.	17,652	340,507
SBA Communications Corp.*	11,145	2,411,889
Senior Housing Properties Trust	23,533	185,440
Simon Property Group, Inc.	30,584	4,957,361
SITE Centers Corp.	14,205	181,398
SL Green Realty Corp.	8,284	712,424
Spirit Realty Capital, Inc.	8,505	362,823
STORE Capital Corp.	19,525	668,146
Sun Communities, Inc.	8,551	1,079,735
Sunstone Hotel Investors, Inc.	22,593	303,198
Tanger Factory Outlet Centers, Inc. (b)	9,300	157,728
Taubman Centers, Inc.	6,051	268,422
UDR, Inc.	27,283	1,221,733
Uniti Group, Inc.	17,717	170,260
Urban Edge Properties	11,308	195,063
Ventas, Inc.	35,236	2,265,675
VEREIT, Inc.	95,800	850,704
VICI Properties, Inc.	35,656	790,850
Vornado Realty Trust	17,163	1,136,705
Washington REIT	7,916	210,645
Weingarten Realty Investors	11,842	333,944
Welltower, Inc.	38,246	3,106,340

See accompanying notes to the financial statements.

88 :: URE ULTRA REAL ESTATE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Weyerhaeuser Co.	73,898	$1,684,874
WP Carey, Inc.	16,777	1,392,659
Xenia Hotels & Resorts, Inc.	11,142	232,979
		103,000,595
Mortgage Real Estate Investment Trusts (REITs) — 3.6%
AGNC Investment Corp.	53,088	870,643
Annaly Capital Management, Inc.	138,592	1,220,995
Blackstone Mortgage Trust, Inc., Class A	12,252	432,006
Chimera Investment Corp.	18,517	337,750
Invesco Mortgage Capital, Inc.	12,639	194,514
MFA Financial, Inc.	44,593	313,935
New Residential Investment Corp.	40,500	617,625
Starwood Property Trust, Inc.	27,257	601,017
Two Harbors Investment Corp.	24,559	300,111
		4,888,596
Professional Services — 1.3%
CoStar Group, Inc.*	3,606	1,837,762
Real Estate Management & Development — 1.8%
CBRE Group, Inc., Class A*	30,918	1,412,953
Howard Hughes Corp. (The)*	3,876	398,608
Jones Lang LaSalle, Inc.	4,516	562,016
Realogy Holdings Corp. (b)	11,234	79,649
		2,453,226
Total Common Stocks (Cost $118,960,500)		112,180,179
Securities Lending Reinvestments (c) — 0.1%
Investment Companies — 0.1%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $162,669)	162,669	162,669
	Principal Amount
Short-Term Investments — 4.5%
Repurchase Agreements (d) — 4.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $5,749,989 (Cost $5,748,810)	$5,748,810	5,748,810
Investments	Shares	Value
U.S. Treasury Obligations — 0.3%
U.S. Treasury Bills
2.36%, 6/6/2019 (e)	107,000	$106,981
2.37%, 6/13/2019 (e)	107,000	106,933
2.31%, 6/20/2019 (e)	143,000	142,847
2.33%, 7/18/2019 (e)	135,000	134,614
Total U.S. Treasury Obligations (Cost $491,298)		491,375
Total Short-Term Investments (Cost $6,240,108)		6,240,185
Total Investments — 86.1% (Cost $125,363,277)		118,583,033
Other assets less liabilities — 13.9%		19,149,637
Net Assets — 100.0%		$137,732,670

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $18,418,633.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $155,915, collateralized in the form of cash with a value of $162,669 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $162,669.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,324,537
Aggregate gross unrealized depreciation	(16,200,412)
Net unrealized appreciation	$7,124,125
Federal income tax cost	$125,602,226

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA REAL ESTATE URE :: 89

Swap Agreements1

Ultra Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
13,892,070	11/6/2019	Bank of America NA	3.41%	Dow Jones U.S. Real EstateSM Index	2,317,006
29,707,243	11/6/2020	Bank of America NA	2.71%	iShares® U.S. Real Estate ETF	2,252,607
43,599,313					4,569,613	(4,345,893)	—	223,720
503,306	12/7/2020	BNP Paribas SA	3.01%	Dow Jones U.S. Real EstateSM Index	5,553	—	—	5,553
5,187,846	11/6/2020	Citibank NA	3.09%	Dow Jones U.S. Real EstateSM Index	311,587	(308,156)	(3,431)	—
22,011,547	11/6/2020	Credit Suisse International	3.06%	Dow Jones U.S. Real EstateSM Index	3,074,659	—	(2,880,000)	194,659
30,721,219	11/13/2020	Deutsche Bank AG	2.94%	Dow Jones U.S. Real EstateSM Index	2,582,810	(1,894,670)	(688,140)	—
7,060,613	11/13/2019	Goldman Sachs International	2.42%	iShares® U.S. Real Estate ETF	500,756
14,380,365	11/6/2020	Goldman Sachs International	2.89%	Dow Jones U.S. Real EstateSM Index	233,385
21,440,978					734,141	(582,679)	—	151,462
174,993	12/6/2019	Morgan Stanley & Co. International plc	2.86%	Dow Jones U.S. Real EstateSM Index	15,496
272,481	11/13/2019	Morgan Stanley & Co. International plc	2.41%	iShares® U.S. Real Estate ETF	(2,363,038)
447,474					(2,347,542)	2,272,044	75,498	—
23,145,973	11/6/2020	Societe Generale	2.91%	Dow Jones U.S. Real EstateSM Index	3,046,782	(2,902,188)	—	144,594
16,368,963	1/6/2020	UBS AG	2.81%	Dow Jones U.S. Real EstateSM Index	2,165,715	(2,064,566)	—	101,149
163,426,619					14,143,318
				Total Unrealized Appreciation	16,506,356
				Total Unrealized Depreciation	(2,363,038)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

90 :: URE ULTRA REAL ESTATE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 81.7%
ALLETE, Inc. (Electric Utilities)	0.2%	3,530	$289,072
Americold Realty Trust (Equity Real Estate Investment Trusts (REITs))	0.2%	10,816	338,541
Array BioPharma, Inc.* (Biotechnology)	0.2%	14,466	382,192
Black Hills Corp. (Multi-Utilities)	0.2%	3,670	279,654
Blackstone Mortgage Trust, Inc., Class A (Mortgage Real Estate Investment Trusts (REITs))	0.2%	7,829	276,051
CACI International, Inc., Class A* (IT Services)	0.2%	1,682	342,321
Chegg, Inc.* (Diversified Consumer Services)	0.2%	7,429	278,290
Ciena Corp.* (Communications Equipment)	0.2%	9,818	343,041
Coupa Software, Inc.* (Software)	0.3%	3,824	417,619
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	7,084	390,612
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.2%	2,002	304,504
EMCOR Group, Inc. (Construction & Engineering)	0.2%	3,921	315,876
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	9,725	333,956
Essent Group Ltd.* (Thrifts & Mortgage Finance)	0.2%	6,580	308,931
Etsy, Inc.* (Internet & Direct Marketing Retail)	0.3%	8,186	510,070
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	8,535	296,250
FirstCash, Inc. (Consumer Finance)	0.2%	2,926	277,151
Five Below, Inc.* (Specialty Retail)	0.3%	3,743	481,836
Haemonetics Corp.* (Health Care Equipment & Supplies)	0.2%	3,512	340,629
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	8,495	273,879
Horizon Therapeutics plc* (Pharmaceuticals)	0.2%	12,343	294,134
HubSpot, Inc.* (Software)	0.3%	2,537	439,611
IBERIABANK Corp. (Banks)	0.1%	3,803	271,915
IDACORP, Inc. (Electric Utilities)	0.2%	3,460	346,934
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Insperity, Inc. (Professional Services)	0.2%	2,625	$298,988
j2 Global, Inc. (Software)	0.1%	3,210	270,571
Kemper Corp. (Insurance)	0.2%	3,612	299,760
MAXIMUS, Inc. (IT Services)	0.2%	4,376	311,790
Medidata Solutions, Inc.* (Health Care Technology)	0.2%	3,956	360,590
MGIC Investment Corp.* (Thrifts & Mortgage Finance)	0.2%	24,319	329,522
New Jersey Resources Corp. (Gas Utilities)	0.2%	5,977	283,609
New Relic, Inc.* (Software)	0.2%	3,089	309,889
New York Times Co. (The), Class A (Media)	0.2%	9,000	286,380
Nexstar Media Group, Inc., Class A (Media)	0.2%	3,068	307,260
Ollie's Bargain Outlet Holdings, Inc.* (Multiline Retail)	0.2%	3,406	336,240
ONE Gas, Inc. (Gas Utilities)	0.2%	3,571	312,677
Performance Food Group Co.* (Food & Staples Retailing)	0.1%	6,979	274,624
Planet Fitness, Inc., Class A* (Hotels, Restaurants & Leisure)	0.3%	6,060	463,408
Portland General Electric Co. (Electric Utilities)	0.2%	6,129	323,979
Primerica, Inc. (Insurance)	0.2%	2,956	339,526
Radian Group, Inc. (Thrifts & Mortgage Finance)	0.2%	14,802	332,305
Roku, Inc.* (Household Durables)	0.1%	2,968	268,307
Selective Insurance Group, Inc. (Insurance)	0.2%	3,976	284,880
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	2,942	275,283
Southwest Gas Holdings, Inc. (Gas Utilities)	0.2%	3,626	308,718
Spire, Inc. (Gas Utilities)	0.2%	3,377	281,372
Trade Desk, Inc. (The), Class A* (Software)	0.3%	2,282	453,684
ViaSat, Inc.* (Communications Equipment)	0.2%	3,794	330,192
Woodward, Inc. (Machinery)	0.2%	3,671	399,845
Zscaler, Inc.* (Software)	0.2%	4,165	285,844
Other Common Stocks (b)	71.5%	5,820,383	114,836,364
Total Common Stocks (Cost $152,299,940)			131,298,676

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA RUSSELL2000 UWM :: 91

	Percentage of Net Assets	No. of Rights	Value
Rights — 0.0% (c)
ANI Pharmaceuticals, Inc., CVR*(d)(e)	0.0%	2	$—
Omthera Pharmaceuticals, Inc., CVR*(d)(e)	0.0%	3,327	—
Schulman, Inc., CVR*(d)(e)	0.0%	2,369	1,239
Tobira Therapeutics, Inc., CVR*(d)(e)	0.0%	756	—
Total Rights (Cost $—)			1,239
		Shares
Securities Lending Reinvestments (f) — 2.0%
Investment Companies — 2.0%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $3,234,393)	2.0%	3,234,393	3,234,393
		Principal Amount
Short-Term Investments — 24.6%
Repurchase Agreements (g) — 23.1%

Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $37,155,379 (Cost $37,147,764)	$37,147,764	37,147,764
U.S. Treasury Obligations — 1.5%
U.S. Treasury Bills
2.36%, 6/6/2019 (h)	521,000	520,907
2.37%, 6/13/2019 (h)	521,000	520,673
2.31%, 6/20/2019 (h)	647,000	646,309
2.33%, 7/18/2019 (h)	611,000	609,254
Total U.S. Treasury Obligations (Cost $2,296,783)		2,297,143
Total Short-Term Investments (Cost $39,444,547)		39,444,907
Total Investments 108.3% (Cost $194,978,880)		173,979,215
Liabilities in excess of other assets — (8.3%)		(13,297,939)
Net assets — 100.0%		$160,681,276

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $18,910,217.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $3,538,283, collateralized in the form of cash with a value of $3,234,393 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $533,192 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from June 4, 2019 - November 15, 2046; a total value of $3,767,585.

(c)  Represents less than 0.05% of net assets.

(d)  Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $1,239, which represents approximately 0.00% of net assets of the Fund.

(e)  Illiquid security.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $3,234,393.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(h)  The rate shown was the current yield as of May 31, 2019.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,678,017
Aggregate gross unrealized depreciation	(48,100,997)
Net unrealized depreciation	$(37,422,980)
Federal income tax cost	$195,376,769

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	115	6/21/2019	USD	$8,430,075	$(370,064)

See accompanying notes to the financial statements.

92 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
4,526,333	11/6/2020	Bank of America NA	2.56%	Russell 2000® Index	1,248,455	(1,248,455)	—	—
20,773,321	11/6/2019	BNP Paribas SA	2.36%	Russell 2000® Index	(374,008)	330,272	43,736	—
71,599,109	11/6/2019	Citibank NA	2.54%	Russell 2000® Index	(4,748,278)	4,403,130	345,148	—
6,976,222	11/6/2019	Credit Suisse International	2.76%	Russell 2000® Index	356,540	—	(356,540)	—
5,137,280	11/6/2019	Deutsche Bank AG	2.64%	Russell 2000® Index	(1,383,342)	1,314,937	68,405	—
25,997,529	11/6/2019	Goldman Sachs International	2.64%	Russell 2000® Index	904,499	(904,499)	—	—
3,221,642	11/6/2019	Morgan Stanley & Co. International plc	2.36%	iShares® Russell 2000 ETF	(102,797)
4,698,664	11/6/2019	Morgan Stanley & Co. International plc	2.56%	Russell 2000® Index	553,616
7,920,306					450,819	(450,819)	—	—
24,327,876	11/6/2019	Societe Generale	2.76%	Russell 2000® Index	(6,570,629)	—	6,529,934	(40,695)
14,389,914	11/6/2019	UBS AG	2.46%	Russell 2000® Index	(5,539,418)	5,187,820	351,598	—
181,647,890					(15,655,362)
				Total Unrealized Appreciation	3,063,110
				Total Unrealized Depreciation	(18,718,472)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA RUSSELL2000 UWM :: 93

Ultra Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	1.0%
Air Freight & Logistics	0.3%
Airlines	0.4%
Auto Components	0.7%
Automobiles	0.0%*
Banks	7.5%
Beverages	0.3%
Biotechnology	5.3%
Building Products	1.0%
Capital Markets	1.0%
Chemicals	1.5%
Commercial Services & Supplies	2.1%
Communications Equipment	1.3%
Construction & Engineering	0.8%
Construction Materials	0.1%
Consumer Finance	0.6%
Containers & Packaging	0.1%
Distributors	0.1%
Diversified Consumer Services	0.8%
Diversified Financial Services	0.2%
Diversified Telecommunication Services	0.5%
Electric Utilities	1.0%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	2.0%
Energy Equipment & Services	0.9%
Entertainment	0.4%
Equity Real Estate Investment Trusts (REITs)	5.9%
Food & Staples Retailing	0.5%
Food Products	0.9%
Gas Utilities	1.0%
Health Care Equipment & Supplies	2.9%
Health Care Providers & Services	1.5%
Health Care Technology	1.0%
Hotels, Restaurants & Leisure	2.5%
Household Durables	1.5%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.3%
Industrial Conglomerates	0.1%
Insurance	2.3%
Interactive Media & Services	0.4%
Internet & Direct Marketing Retail	0.7%
IT Services	1.8%
Leisure Products	0.3%
Life Sciences Tools & Services	0.5%
Machinery	3.1%
Marine	0.1%
Media	1.3%
Metals & Mining	0.9%
Mortgage Real Estate Investment Trusts (REITs)	1.0%
Multiline Retail	0.3%
Multi-Utilities	0.5%
Oil, Gas & Consumable Fuels	1.7%
Paper & Forest Products	0.3%

See accompanying notes to the financial statements.

94 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Personal Products	0.2%
Pharmaceuticals	1.4%
Professional Services	1.3%
Real Estate Management & Development	0.5%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	2.1%
Software	5.0%
Specialty Retail	2.3%
Technology Hardware, Storage & Peripherals	0.3%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	2.0%
Tobacco	0.1%
Trading Companies & Distributors	1.0%
Water Utilities	0.4%
Wireless Telecommunication Services	0.1%
Other[1]	18.3%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA RUSSELL2000 UWM :: 95

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 74.5%
Abbott Laboratories (Health Care Equipment & Supplies)	0.4%	126,276	$9,613,392
AbbVie, Inc. (Biotechnology)	0.4%	106,060	8,135,863
Accenture plc, Class A (IT Services)	0.4%	45,835	8,161,839
Adobe, Inc.* (Software)	0.4%	35,071	9,500,734
Alphabet, Inc., Class A* (Interactive Media & Services)	1.1%	21,529	23,821,838
Alphabet, Inc., Class C* (Interactive Media & Services)	1.1%	22,106	24,396,845
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.4%	29,674	52,673,427
Amgen, Inc. (Biotechnology)	0.3%	44,744	7,458,825
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.5%	322,086	56,387,596
AT&T, Inc. (Diversified Telecommunication Services)	0.7%	523,770	16,016,886
Bank of America Corp. (Banks)	0.8%	645,859	17,179,849
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.3%	139,821	27,603,462
Boeing Co. (The) (Aerospace & Defense)	0.6%	37,785	12,907,734
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.7%	136,647	15,557,261
Cisco Systems, Inc. (Communications Equipment)	0.8%	316,515	16,468,275
Citigroup, Inc. (Banks)	0.5%	169,048	10,506,333
Coca-Cola Co. (The) (Beverages)	0.6%	276,655	13,592,060
Comcast Corp., Class A (Media)	0.6%	324,738	13,314,258
Costco Wholesale Corp. (Food & Staples Retailing)	0.3%	31,673	7,588,217
Eli Lilly & Co. (Pharmaceuticals)	0.3%	62,098	7,199,642
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	304,644	21,559,656
Facebook, Inc., Class A* (Interactive Media & Services)	1.4%	171,521	30,439,832
Home Depot, Inc. (The) (Specialty Retail)	0.7%	81,215	15,418,668
Honeywell International, Inc. (Industrial Conglomerates)	0.4%	52,416	8,612,473
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.6%	323,337	14,239,762
International Business Machines Corp. (IT Services)	0.4%	63,982	8,125,074
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Johnson & Johnson (Pharmaceuticals)	1.1%	191,479	$25,112,471
JPMorgan Chase & Co. (Banks)	1.1%	235,425	24,945,633
Mastercard, Inc., Class A (IT Services)	0.7%	64,903	16,322,456
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.5%	55,023	10,909,410
Medtronic plc (Health Care Equipment & Supplies)	0.4%	96,425	8,927,027
Merck & Co., Inc. (Pharmaceuticals)	0.7%	185,602	14,701,534
Microsoft Corp. (Software)	3.1%	551,647	68,227,701
Netflix, Inc.* (Entertainment)	0.5%	31,394	10,776,932
Oracle Corp. (Software)	0.4%	183,216	9,270,730
PayPal Holdings, Inc.* (IT Services)	0.4%	84,355	9,257,961
PepsiCo, Inc. (Beverages)	0.6%	101,003	12,928,384
Pfizer, Inc. (Pharmaceuticals)	0.8%	399,187	16,574,244
Philip Morris International, Inc. (Tobacco)	0.4%	111,764	8,620,357
Procter & Gamble Co. (The) (Household Products)	0.8%	179,865	18,509,907
salesforce.com, Inc.* (Software)	0.4%	54,998	8,327,247
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.4%	28,946	7,728,003
Union Pacific Corp. (Road & Rail)	0.4%	51,981	8,669,391
United Technologies Corp. (Aerospace & Defense)	0.3%	58,286	7,361,522
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.8%	68,990	16,681,782
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.7%	297,100	16,147,385
Visa, Inc., Class A (IT Services)	0.9%	125,842	20,302,090
Walmart, Inc. (Food & Staples Retailing)	0.5%	102,359	10,383,297
Walt Disney Co. (The) (Entertainment)	0.8%	125,573	16,580,659
Wells Fargo & Co. (Banks)	0.6%	294,391	13,062,129
Other Common Stocks (b)	36.7%	12,443,479	812,290,777
Total Common Stocks (Cost $1,861,250,933)			1,649,098,830
Securities Lending Reinvestments (c) — 0.0% (d)
Investment Companies — 0.0% (d)
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $223,531)	0.0%	223,531	223,531

See accompanying notes to the financial statements.

96 :: SSO ULTRA S&P500® :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 15.1%
Repurchase Agreements (e) — 14.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $312,396,795 (Cost $312,332,777)	$312,332,777	$312,332,777
U.S. Treasury Obligations — 1.0%
U.S. Treasury Bills
2.36%, 6/6/2019 (f)	4,851,000	4,850,132
2.37%, 6/13/2019 (f)	4,851,000	4,847,958
2.31%, 6/20/2019 (f)	6,395,000	6,388,175
2.33%, 7/18/2019 (f)	6,046,000	6,028,722
Total U.S. Treasury Obligations (Cost $22,111,511)		22,114,987
Total Short-Term Investments (Cost $334,444,288)		334,447,764
Total Investments — 89.6% (Cost $2,195,918,752)		1,983,770,125
Other assets less liabilities — 10.4%		231,495,203
Net Assets — 100.0%		$2,215,265,328

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $159,891,881.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $200,162, collateralized in the form of cash with a value of $223,531 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $223,531.

(d)  Represents less than 0.05% of net assets.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$165,607,950
Aggregate gross unrealized depreciation	(337,891,890)
Net unrealized depreciation	$(172,283,940)
Federal income tax cost	$2,201,160,588

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	1,530	6/21/2019	USD	$210,528,000	$(6,009,670)

Swap Agreements1

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
237,581,341	11/6/2019	Bank of America NA	2.66%	S&P 500®	(7,411,374)	7,264,374	147,000	—
222,803,503	11/6/2020	BNP Paribas SA	3.01%	S&P 500®	24,667,087	(24,667,087)	—	—
205,205,306	11/6/2019	Citibank NA	2.89%	S&P 500®	20,663,499	—	(20,663,499)	—
290,892,420	11/6/2019	Credit Suisse International	3.06%	S&P 500®	(14,010,508)	11,803,598	2,206,910	—
140,636,139	11/6/2019	Deutsche Bank AG	2.96%	S&P 500®	56,180,792	(53,347,792)	(2,833,000)	—

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA S&P500® SSO :: 97

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
182,503,514	11/6/2019	Goldman Sachs International	2.94%	S&P 500®	13,984,106
770,561,854	11/6/2019	Goldman Sachs International	2.84%	SPDR® S&P 500® ETF Trust	(35,862,883)
953,065,368					(21,878,777)	—	21,878,777	—
29,916,571	12/2/2019	Morgan Stanley & Co. International plc	2.96%	S&P 500®	(2,343,471)	1,273,819	278,641	(791,011)
251,110,113	11/6/2019	Societe Generale	3.11%	S&P 500®	358,592	(358,592)	—	—
241,212,926	11/6/2020	UBS AG	2.96%	S&P 500®	(5,109,647)	3,176,466	1,933,181	—
2,572,423,687					51,116,193
				Total Unrealized Appreciation	115,854,076
				Total Unrealized Depreciation	(64,737,883)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

Ultra S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	2.0%
Air Freight & Logistics	0.4%
Airlines	0.3%
Auto Components	0.1%
Automobiles	0.3%
Banks	4.1%
Beverages	1.4%
Biotechnology	1.7%
Building Products	0.2%
Capital Markets	2.0%
Chemicals	1.4%
Commercial Services & Supplies	0.3%
Communications Equipment	0.9%
Construction & Engineering	0.1%

See accompanying notes to the financial statements.

98 :: SSO ULTRA S&P500® :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Construction Materials	0.1%
Consumer Finance	0.5%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.3%
Diversified Telecommunication Services	1.5%
Electric Utilities	1.5%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	0.3%
Energy Equipment & Services	0.3%
Entertainment	1.5%
Equity Real Estate Investment Trusts (REITs)	2.3%
Food & Staples Retailing	1.1%
Food Products	0.9%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	2.6%
Health Care Providers & Services	2.1%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.5%
Household Durables	0.2%
Household Products	1.3%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.1%
Insurance	1.9%
Interactive Media & Services	3.7%
Internet & Direct Marketing Retail	2.8%
IT Services	4.0%
Leisure Products	0.1%
Life Sciences Tools & Services	0.8%
Machinery	1.1%
Media	1.1%
Metals & Mining	0.2%
Multiline Retail	0.4%
Multi-Utilities	0.8%
Oil, Gas & Consumable Fuels	3.3%
Personal Products	0.1%
Pharmaceuticals	3.5%
Professional Services	0.2%
Real Estate Management & Development	0.1%
Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	2.6%
Software	5.0%
Specialty Retail	1.7%
Technology Hardware, Storage & Peripherals	2.8%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	0.7%
Trading Companies & Distributors	0.1%
Water Utilities	0.1%
Other[1]	25.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA S&P500® SSO :: 99

Investments	Shares	Value
Common Stocks (a) — 95.5%
Communications Equipment — 0.2%
InterDigital, Inc.	1,351	$85,816
Semiconductors & Semiconductor Equipment — 95.3%
Advanced Micro Devices, Inc.*	36,400	997,724
Analog Devices, Inc.	15,218	1,470,363
Applied Materials, Inc.	39,228	1,517,731
Broadcom, Inc.	16,352	4,114,817
Cirrus Logic, Inc.*	2,443	91,295
Cree, Inc.*	4,261	234,952
Cypress Semiconductor Corp.	15,032	267,870
Entegris, Inc.	5,578	191,549
Intel Corp.	185,809	8,183,028
KLA-Tencor Corp.	6,824	703,350
Lam Research Corp.	6,306	1,101,091
Marvell Technology Group Ltd.	24,447	545,168
Maxim Integrated Products, Inc.	11,296	594,057
Microchip Technology, Inc.	9,792	783,654
Micron Technology, Inc.*	46,321	1,510,528
MKS Instruments, Inc.	2,240	160,070
Monolithic Power Systems, Inc.	1,633	190,163
NVIDIA Corp.	25,038	3,391,647
ON Semiconductor Corp.*	16,924	300,570
Qorvo, Inc.*	5,074	310,427
QUALCOMM, Inc.	50,007	3,341,468
Semtech Corp.*	2,717	108,218
Silicon Laboratories, Inc.*	1,784	166,929
Skyworks Solutions, Inc.	7,191	479,136
Synaptics, Inc.*	1,418	37,506
Teradyne, Inc.	7,176	302,397
Texas Instruments, Inc.	38,775	4,044,620
Universal Display Corp.	1,751	257,274
Versum Materials, Inc.	4,510	231,589
Xilinx, Inc.	10,458	1,069,958
		36,699,149
Total Common Stocks (Cost $42,410,333)		36,784,965
Investments	Principal Amount	Value
Short-Term Investments — 14.7%
Repurchase Agreements (b) — 14.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $5,651,533 (Cost $5,650,375)	$5,650,375	$5,650,375
Total Investments — 110.2% (Cost $48,060,708)		42,435,340
Liabilities in excess of other assets — (10.2%)		(3,924,097)
Net Assets — 100.0%		$38,511,243

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $5,911,732.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$813,108
Aggregate gross unrealized depreciation	(11,204,465)
Net unrealized depreciation	$(10,391,357)
Federal income tax cost	$48,417,684

See accompanying notes to the financial statements.

100 :: USD ULTRA SEMICONDUCTORS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
108,519	11/6/2019	Bank of America NA	2.76%	Dow Jones U.S. SemiconductorsSM Index[6]	(1,214,791)	1,203,791	11,000	—
272,031	1/13/2020	Credit Suisse International	3.06%	Dow Jones U.S. SemiconductorsSM Index[6]	(4,377)	—	4,377	—
9,260,434	1/6/2020	Deutsche Bank AG	2.94%	Dow Jones U.S. SemiconductorsSM Index[6]	(1,098,344)	1,096,030	2,314	—
2,462,819	12/6/2019	Morgan Stanley & Co. International plc	2.86%	Dow Jones U.S. SemiconductorsSM Index[6]	(58,260)	—	58,260	—
14,059,061	1/6/2020	Societe Generale	3.11%	Dow Jones U.S. SemiconductorsSM Index[6]	(292,671)	—	160,924	(131,747)
14,160,088	3/6/2020	UBS AG	3.01%	Dow Jones U.S. SemiconductorsSM Index[6]	(1,740,570)	1,601,209	139,361	—
40,322,952					(4,409,013)
				Total Unrealized Depreciation	(4,409,013)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA SEMICONDUCTORS USD :: 101

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 85.2%
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	0.3%	2,076	$80,092
Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.3%	1,082	72,440
American Equity Investment Life Holding Co. (Insurance)	0.3%	2,605	73,747
American States Water Co. (Water Utilities)	0.3%	1,058	77,171
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts (REITs))	0.3%	3,907	71,811
Avista Corp. (Multi-Utilities)	0.3%	1,891	78,968
Axon Enterprise, Inc.* (Aerospace & Defense)	0.5%	1,693	113,059
Balchem Corp. (Chemicals)	0.4%	929	84,251
Barnes Group, Inc. (Machinery)	0.3%	1,360	70,339
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	2,042	72,471
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	0.3%	833	81,192
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	0.3%	1,201	70,258
Columbia Banking System, Inc. (Banks)	0.3%	2,109	70,335
Community Bank System, Inc. (Banks)	0.4%	1,477	91,293
Darling Ingredients, Inc.* (Food Products)	0.4%	4,739	89,567
Ensign Group, Inc. (The) (Health Care Providers & Services)	0.3%	1,426	75,949
Exponent, Inc. (Professional Services)	0.4%	1,482	83,066
Finisar Corp.* (Communications Equipment)	0.3%	3,393	71,185
FirstCash, Inc. (Consumer Finance)	0.5%	1,254	118,779
Fox Factory Holding Corp.* (Auto Components)	0.3%	1,093	73,253
FTI Consulting, Inc.* (Professional Services)	0.4%	1,090	91,473
Glacier Bancorp, Inc. (Banks)	0.4%	2,433	95,884
HMS Holdings Corp.* (Health Care Technology)	0.3%	2,454	74,675
iRobot Corp.*(b) (Household Durables)	0.3%	800	69,688
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
John Bean Technologies Corp. (Machinery)	0.4%	907	$93,013
Korn Ferry (Professional Services)	0.3%	1,631	70,263
LHC Group, Inc.* (Health Care Providers & Services)	0.4%	841	95,268
Lithia Motors, Inc., Class A (Specialty Retail)	0.3%	643	73,398
Mercury Systems, Inc.* (Aerospace & Defense)	0.5%	1,558	107,128
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	0.4%	1,580	81,575
Monro, Inc. (Specialty Retail)	0.3%	953	75,964
Moog, Inc., Class A (Aerospace & Defense)	0.3%	934	76,980
Neogen Corp.* (Health Care Equipment & Supplies)	0.4%	1,499	84,469
Omnicell, Inc.* (Health Care Technology)	0.4%	1,174	93,274
Proto Labs, Inc.* (Machinery)	0.3%	777	77,972
Qualys, Inc.* (Software)	0.4%	975	86,395
Repligen Corp.* (Biotechnology)	0.4%	1,195	83,017
RLI Corp. (Insurance)	0.4%	1,127	96,787
Rogers Corp.* (Electronic Equipment, Instruments & Components)	0.3%	531	73,273
Selective Insurance Group, Inc. (Insurance)	0.6%	1,697	121,590
Simpson Manufacturing Co., Inc. (Building Products)	0.3%	1,162	70,696
SkyWest, Inc. (Airlines)	0.4%	1,486	87,258
South Jersey Industries, Inc. (Gas Utilities)	0.4%	2,657	83,829
Strategic Education, Inc. (Diversified Consumer Services)	0.5%	626	110,170
Tetra Tech, Inc. (Commercial Services & Supplies)	0.5%	1,589	107,289
TopBuild Corp.* (Household Durables)	0.3%	1,001	79,349
UniFirst Corp. (Commercial Services & Supplies)	0.3%	444	70,498
Viavi Solutions, Inc.* (Communications Equipment)	0.3%	6,562	79,072
Vonage Holdings Corp.* (Diversified Telecommunication Services)	0.3%	6,351	75,196

See accompanying notes to the financial statements.

102 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	0.3%	2,634	$73,594
Other Common Stocks (b)	67.3%	784,699	15,641,901
Total Common Stocks (Cost $25,567,981)			19,820,164
		No. of Rights
Rights — 0.0% (c)
Schulman, Inc., CVR*(d)(e) (Cost $—)	0.00%	948	496
		Shares
Securities Lending Reinvestments (f) — 1.5%
Investment Companies — 1.5%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $339,985)	1.5%	339,985	339,985
		Principal Amount
Short-Term Investments — 22.3%
Repurchase Agreements (g) — 22.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $5,175,985 (Cost $5,174,925)		$5,174,925	5,174,925
Total Investments — 109.0% (Cost $31,082,891)			25,335,570
Liabilities in excess of other assets — (9.0%)			(2,086,780)
Net Assets — 100.0%			$23,248,790

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,594,411.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $352,033, collateralized in the form of cash with a value of $339,985 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $32,373 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from June 4, 2019 - November 15, 2046; a total value of $372,358.

(c)  Represents less than 0.05% of net assets.

(d)  Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $496, which represents approximately 0.00% of net assets of the Fund.

(e)  Illiquid security.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $339,985.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$748,899
Aggregate gross unrealized depreciation	(13,263,415)
Net unrealized depreciation	$(12,514,516)
Federal income tax cost	$31,156,628

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA SMALLCAP600 SAA :: 103

Swap Agreements1

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
4,815,998	11/6/2020	Bank of America NA	2.73%	S&P SmallCap 600®	(389,225)	387,351	1,874	—
3,990,125	11/6/2020	Citibank NA	2.74%	S&P SmallCap 600®	(492,945)	526	169,599	(322,820)
2,957,776	11/6/2019	Credit Suisse International	2.66%	S&P SmallCap 600®	(251,424)	224,115	27,309	—
816,335	11/6/2019	Deutsche Bank AG	2.59%	S&P SmallCap 600®	(4,769,460)	274,662	4,494,798	—
1,462,809	11/6/2019	Morgan Stanley & Co. International plc	2.81%	S&P SmallCap 600®	193,096	(193,096)	—	—
5,610,331	11/6/2020	Societe Generale	2.86%	S&P SmallCap 600®	(515,499)	—	285,091	(230,408)
7,016,933	11/6/2020	UBS AG	2.76%	S&P SmallCap 600®	(468,001)	407,857	60,144	—
26,670,307					(6,693,458)
				Total Unrealized Appreciation	193,096
				Total Unrealized Depreciation	(6,886,554)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra SmallCap600 invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	2.3%
Air Freight & Logistics	0.5%
Airlines	0.7%
Auto Components	1.7%
Automobiles	0.1%
Banks	7.6%
Beverages	0.3%
Biotechnology	2.1%
Building Products	1.6%
Capital Markets	0.8%
Chemicals	2.2%
Commercial Services & Supplies	2.3%
Communications Equipment	1.1%
Construction & Engineering	0.5%
Construction Materials	0.1%

See accompanying notes to the financial statements.

104 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Consumer Finance	1.0%
Containers & Packaging	0.1%
Distributors	0.2%
Diversified Consumer Services	0.8%
Diversified Telecommunication Services	1.1%
Electric Utilities	0.3%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	3.6%
Energy Equipment & Services	1.7%
Entertainment	0.1%
Equity Real Estate Investment Trusts (REITs)	5.7%
Food & Staples Retailing	0.3%
Food Products	1.3%
Gas Utilities	0.6%
Health Care Equipment & Supplies	2.5%
Health Care Providers & Services	2.3%
Health Care Technology	1.1%
Hotels, Restaurants & Leisure	1.5%
Household Durables	2.1%
Household Products	0.4%
Industrial Conglomerates	0.1%
Insurance	3.1%
Interactive Media & Services	0.1%
Internet & Direct Marketing Retail	0.4%
IT Services	1.6%
Leisure Products	0.3%
Life Sciences Tools & Services	0.7%
Machinery	4.8%
Marine	0.2%
Media	0.4%
Metals & Mining	0.6%
Mortgage Real Estate Investment Trusts (REITs)	1.4%
Multiline Retail	0.2%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	1.5%
Paper & Forest Products	0.5%
Personal Products	0.5%
Pharmaceuticals	1.2%
Professional Services	1.8%
Real Estate Management & Development	0.4%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	3.1%
Software	2.3%
Specialty Retail	3.2%
Technology Hardware, Storage & Peripherals	0.6%
Textiles, Apparel & Luxury Goods	1.4%
Thrifts & Mortgage Finance	1.6%
Tobacco	0.2%
Trading Companies & Distributors	0.6%
Water Utilities	0.6%
Wireless Telecommunication Services	0.0%*
Other[1]	14.8%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA SMALLCAP600 SAA :: 105

Investments	Shares	Value
Common Stocks (a) — 86.8%
Communications Equipment — 4.9%
Arista Networks, Inc.*	2,476	$605,605
Ciena Corp.*	6,803	237,697
Cisco Systems, Inc.	208,217	10,833,530
CommScope Holding Co., Inc.*	9,107	147,078
EchoStar Corp., Class A*	2,251	96,298
F5 Networks, Inc.*	2,796	369,296
Finisar Corp.*	5,559	116,628
InterDigital, Inc.	1,534	97,439
Juniper Networks, Inc.	16,450	404,834
Lumentum Holdings, Inc.*	3,581	144,923
Motorola Solutions, Inc.	7,736	1,160,013
NetScout Systems, Inc.*	3,300	80,883
Plantronics, Inc.	1,541	63,289
Ubiquiti Networks, Inc. (b)	909	109,362
ViaSat, Inc.*	2,696	234,633
Viavi Solutions, Inc.*	10,794	130,068
		14,831,576
Diversified Telecommunication Services — 0.3%
CenturyLink, Inc.	44,983	470,073
Zayo Group Holdings, Inc.*	9,550	312,285
		782,358
Electronic Equipment, Instruments & Components — 0.3%
CDW Corp.	7,093	698,235
SYNNEX Corp.	1,956	169,605
Tech Data Corp.*	1,764	159,906
		1,027,746
Health Care Technology — 0.8%
Allscripts Healthcare Solutions, Inc.*	8,098	78,794
Cerner Corp.*	15,327	1,072,430
Medidata Solutions, Inc.*	2,942	268,163
Veeva Systems, Inc., Class A*	5,918	913,088
		2,332,475
Household Durables — 0.1%
Garmin Ltd.	5,740	438,995
Interactive Media & Services — 18.2%
Alphabet, Inc., Class A*	14,145	15,651,442
Alphabet, Inc., Class C*	14,554	16,062,231
Cargurus, Inc.*	1,561	53,324
Cars.com, Inc.*	2,923	61,880
Facebook, Inc., Class A*	112,812	20,020,746
IAC/InterActiveCorp*	3,686	814,053
Snap, Inc., Class A*(b)	35,083	417,137
Twitter, Inc.*	34,436	1,254,848
Investments	Shares	Value
Common Stocks (a) (continued)
Zillow Group, Inc., Class A*	2,325	$98,417
Zillow Group, Inc., Class C*(b)	5,500	236,610
		54,670,688
Internet & Direct Marketing Retail — 0.7%
eBay, Inc.	40,660	1,460,914
Etsy, Inc.*	5,690	354,544
GrubHub, Inc.*(b)	4,272	278,321
Stamps.com, Inc.*	774	25,960
		2,119,739
IT Services — 4.6%
Akamai Technologies, Inc.*	7,729	582,457
Amdocs Ltd.	6,565	390,092
Booz Allen Hamilton Holding Corp.	6,633	419,007
CACI International, Inc., Class A*	1,175	239,136
Cognizant Technology Solutions Corp., Class A	27,197	1,684,310
DXC Technology Co.	12,676	602,617
EPAM Systems, Inc.*	2,420	417,668
Gartner, Inc.*	4,245	642,268
GoDaddy, Inc., Class A*	8,006	595,646
International Business Machines Corp.	42,084	5,344,247
KBR, Inc.	6,666	148,119
Leidos Holdings, Inc.	6,918	521,133
Okta, Inc.*	3,704	419,367
Perspecta, Inc.	6,659	144,567
Science Applications International Corp.	2,420	185,711
Twilio, Inc., Class A*	4,496	593,427
VeriSign, Inc.*	4,966	968,271
		13,898,043
Semiconductors & Semiconductor Equipment — 14.0%
Advanced Micro Devices, Inc.*	41,654	1,141,736
Analog Devices, Inc.	17,414	1,682,541
Applied Materials, Inc.	44,887	1,736,678
Broadcom, Inc.	18,721	4,710,952
Cirrus Logic, Inc.*	2,806	104,860
Cree, Inc.*	4,866	268,311
Cypress Semiconductor Corp.	17,194	306,397
Entegris, Inc.	6,374	218,883
Intel Corp.	212,672	9,366,075
KLA-Tencor Corp.	7,821	806,110
Lam Research Corp.	7,226	1,261,732
Marvell Technology Group Ltd.	27,974	623,820
Maxim Integrated Products, Inc.	12,940	680,515
Microchip Technology, Inc.	11,195	895,936
Micron Technology, Inc.*	53,014	1,728,787
MKS Instruments, Inc.	2,564	183,223
Monolithic Power Systems, Inc.	1,864	217,063

See accompanying notes to the financial statements.

106 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
NVIDIA Corp.	28,653	$3,881,335
ON Semiconductor Corp.*	19,362	343,869
Qorvo, Inc.*	5,804	355,089
QUALCOMM, Inc.	57,234	3,824,376
Semtech Corp.*	3,097	123,354
Silicon Laboratories, Inc.*	2,029	189,854
Skyworks Solutions, Inc.	8,217	547,499
Synaptics, Inc.*	1,610	42,584
Teradyne, Inc.	8,218	346,307
Texas Instruments, Inc.	44,395	4,630,842
Universal Display Corp.	2,017	296,358
Versum Materials, Inc.	5,172	265,582
Xilinx, Inc.	11,990	1,226,697
		42,007,365
Software — 28.9%
2U, Inc.*(b)	2,735	103,903
ACI Worldwide, Inc.*	5,483	172,495
Adobe, Inc.*	23,068	6,249,121
Anaplan, Inc.*	759	33,024
ANSYS, Inc.*	3,969	712,436
Aspen Technology, Inc.*	3,310	376,049
Autodesk, Inc.*	10,363	1,667,510
Blackbaud, Inc.	2,307	177,455
Cadence Design Systems, Inc.*	13,243	841,858
CDK Global, Inc.	5,893	285,221
Ceridian HCM Holding, Inc.*	1,730	85,081
Citrix Systems, Inc.*	5,918	557,002
CommVault Systems, Inc.*	1,840	84,732
DocuSign, Inc.*	1,101	61,722
Elastic NV*	350	28,718
Fair Isaac Corp.*	1,376	407,158
FireEye, Inc.*	9,297	135,643
Fortinet, Inc.*	6,846	496,198
Guidewire Software, Inc.*	3,829	384,891
HubSpot, Inc.*	1,823	315,890
Intuit, Inc.	12,263	3,002,596
j2 Global, Inc.	2,198	185,269
LogMeIn, Inc.	2,417	173,613
Manhattan Associates, Inc.*	3,079	201,582
Microsoft Corp.	362,859	44,878,401
New Relic, Inc.*	2,172	217,895
Nuance Communications, Inc.*	13,499	231,778
Nutanix, Inc., Class A*	3,664	102,849
Oracle Corp.	120,512	6,097,907
Palo Alto Networks, Inc.*	4,472	895,026
Paycom Software, Inc.*	2,281	483,800
Pegasystems, Inc.	1,735	125,163
Proofpoint, Inc.*	2,601	292,248
PTC, Inc.*	5,057	425,092
RealPage, Inc.*	3,473	202,545
Investments	Shares	Value
Common Stocks (a) (continued)
Red Hat, Inc.*	8,354	$1,539,642
RingCentral, Inc., Class A*	3,239	388,194
salesforce.com, Inc.*	36,184	5,478,620
ServiceNow, Inc.*	8,480	2,221,166
SolarWinds Corp.*	1,145	20,038
Splunk, Inc.*	6,988	796,562
SS&C Technologies Holdings, Inc.	10,216	568,520
Symantec Corp.	30,211	565,852
Synopsys, Inc.*	7,075	823,813
Tableau Software, Inc., Class A*	3,411	383,635
Teradata Corp.*	5,555	190,759
Tyler Technologies, Inc.*	1,823	388,937
Verint Systems, Inc.*	3,099	175,868
VMware, Inc., Class A	3,598	636,774
Workday, Inc., Class A*	7,147	1,458,846
Zendesk, Inc.*	5,123	431,613
Zscaler, Inc.*	699	47,972
		86,808,682
Technology Hardware, Storage & Peripherals — 14.0%
Apple, Inc.	211,865	37,091,206
Dell Technologies, Inc., Class C*	7,052	419,947
Hewlett Packard Enterprise Co.	65,113	893,350
HP, Inc.	72,517	1,354,618
NCR Corp.*	5,626	172,156
NetApp, Inc.	11,697	692,462
Pure Storage, Inc., Class A*	8,191	129,909
Seagate Technology plc	12,120	507,222
Western Digital Corp.	13,741	511,440
Xerox Corp.	9,450	289,264
		42,061,574
Total Common Stocks (Cost $281,217,437)		260,979,241
Securities Lending Reinvestments (c) — 0.2%
Investment Companies — 0.2%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $475,731)	475,731	475,731
	Principal Amount
Short-Term Investments — 4.7%
Repurchase Agreements (d) — 4.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $12,846,489 (Cost $12,843,857)	$12,843,857	12,843,857

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA TECHNOLOGY ROM :: 107

Investments	Principal Amount	Value
U.S. Treasury Obligations — 0.4%
U.S. Treasury Bills
2.36%, 6/6/2019 (e)	$288,000	$287,948
2.37%, 6/13/2019 (e)	288,000	287,819
2.31%, 6/20/2019 (e)	390,000	389,584
2.33%, 7/18/2019 (e)	369,000	367,946
Total U.S. Treasury Obligations (Cost $1,333,088)		1,333,297
Total Short-Term Investments (Cost $14,176,945)		14,177,154
Total Investments — 91.7% (Cost $295,870,113)		275,632,126
Other assets less liabilities — 8.3%		24,810,271
Net Assets — 100.0%		$300,442,397

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $76,192,733.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $845,871, collateralized in the form of cash with a value of $475,731 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of

Investments and $415,195 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.13%, and maturity dates ranging from June 6, 2019 - February 15, 2045; a total value of $890,926.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $475,731.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,288,962
Aggregate gross unrealized depreciation	(42,492,188)
Net unrealized depreciation	$(12,203,226)
Federal income tax cost	$296,045,659

Swap Agreements1

Ultra Technology had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
28,201,838	11/6/2019	Bank of America NA	2.36%	iShares® U.S. Technology ETF	116,954
36,898,250	11/13/2019	Bank of America NA	2.81%	Dow Jones U.S. TechnologySM Index[6]	5,661,031
65,100,088					5,777,985	(5,777,985)	—	—
3,253,619	12/7/2020	BNP Paribas SA	3.01%	Dow Jones U.S. TechnologySM Index[6]	(227,505)	—	—	(227,505)
14,913,714	11/13/2019	Citibank NA	2.69%	Dow Jones U.S. TechnologySM Index[6]	(733,900)	689,644	44,256	—
4,975,391	11/13/2019	Credit Suisse International	3.06%	Dow Jones U.S. TechnologySM Index[6]	250,416	—	(250,416)	—
84,187,905	11/13/2020	Deutsche Bank AG	2.94%	Dow Jones U.S. TechnologySM Index[6]	8,282,719	(6,582,719)	(1,700,000)	—

See accompanying notes to the financial statements.

108 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
38,202,392	11/13/2019	Goldman Sachs International	2.42%	iShares® U.S. Technology ETF	329,768
80,923,676	11/6/2020	Goldman Sachs International	2.89%	Dow Jones U.S. TechnologySM Index[6]	(2,058,264)
119,126,068					(1,728,496)	—	1,728,496	—
3,938,834	11/13/2019	Morgan Stanley & Co. International plc	3.06%	Dow Jones U.S. TechnologySM Index[6]	1,500,654
4,129,840	12/6/2019	Morgan Stanley & Co. International plc	2.81%	iShares® U.S. Technology ETF	(27,214)
8,068,674					1,473,440	(1,473,440)	—	—
203,745	1/13/2020	Societe Generale	2.86%	Dow Jones U.S. TechnologySM Index[6]	(10,397,177)	—	10,397,177	—
40,869,554	11/6/2019	UBS AG	2.91%	Dow Jones U.S. TechnologySM Index[6]	5,512,825	(5,512,825)	—	—
340,698,758					8,210,307
				Total Unrealized Appreciation	21,654,367
				Total Unrealized Depreciation	(13,444,060)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA TECHNOLOGY ROM :: 109

Investments	Shares	Value
Common Stocks (a) — 79.5%
Communications Equipment — 41.1%
Acacia Communications, Inc.*	89	$4,147
ADTRAN, Inc.	210	3,293
Applied Optoelectronics, Inc.*(b)	100	866
Arista Networks, Inc.*	121	29,595
CalAmp Corp.*	161	1,636
Ciena Corp.*	376	13,137
Cisco Systems, Inc.	3,318	172,636
CommScope Holding Co., Inc.*	503	8,123
Comtech Telecommunications Corp.	101	2,136
EchoStar Corp., Class A*	125	5,348
Extreme Networks, Inc.*	463	2,607
F5 Networks, Inc.*	155	20,472
Finisar Corp.*	308	6,462
Juniper Networks, Inc.	910	22,395
Lumentum Holdings, Inc.*	199	8,054
Motorola Solutions, Inc.	238	35,688
NETGEAR, Inc.*	87	2,192
NetScout Systems, Inc.*	183	4,485
Plantronics, Inc.	101	4,148
Quantenna Communications, Inc.*	72	1,747
Ubiquiti Networks, Inc.	50	6,016
ViaSat, Inc.*	149	12,967
Viavi Solutions, Inc.*	596	7,182
		375,332
Diversified Telecommunication Services — 29.1%
AT&T, Inc.	1,150	35,167
ATN International, Inc.	40	2,340
CenturyLink, Inc.	2,153	22,499
Cincinnati Bell, Inc.*	227	1,453
Consolidated Communications Holdings, Inc.	267	1,068
Frontier Communications Corp.*(b)	624	1,173
Globalstar, Inc.*(b)	4,991	2,771
Iridium Communications, Inc.*	255	5,465
ORBCOMM, Inc.*	314	2,097
Verizon Communications, Inc.	3,079	167,344
Vonage Holdings Corp.*	577	6,832
Zayo Group Holdings, Inc.*	528	17,265
		265,474
Household Durables — 2.6%
Garmin Ltd.	317	24,244
Wireless Telecommunication Services — 6.7%
Shenandoah Telecommunications Co.	121	4,865
Spok Holdings, Inc.	117	1,808
Sprint Corp.*	1,493	10,257
Telephone & Data Systems, Inc.	245	7,058
T-Mobile US, Inc.*	472	34,664
Investments	Shares	Value
Common Stocks (a) (continued)
United States Cellular Corp.*	54	$2,352
		61,004
Total Common Stocks (Cost $694,696)		726,054
Securities Lending Reinvestments (c) — 0.4%
Investment Companies — 0.4%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $3,649)	3,649	3,649
	Principal Amount
Short-Term Investments — 2.6%
Repurchase Agreements (d) — 2.6%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $23,752 (Cost $23,747)	$23,747	23,747
Total Investments — 82.5% (Cost $722,092)		753,450
Other assets less liabilities — 17.5%		159,871
Net Assets — 100.0%		$913,321

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $491,654.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $2,929, collateralized in the form of cash with a value of $3,649 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $181 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 1.00% - 4.38%, and maturity dates ranging from July 15, 2020 - August 15, 2046; a total value of $3,830.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $3,649.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$150,016
Aggregate gross unrealized depreciation	(119,441)
Net unrealized appreciation	$30,575
Federal income tax cost	$724,546

See accompanying notes to the financial statements.

110 :: LTL ULTRA TELECOMMUNICATIONS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Telecommunications had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
26,887	11/6/2020	Bank of America NA	2.76%	iShares® U.S. Telecommunications ETF	(8,489)
75,040	11/6/2019	Bank of America NA	2.76%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	63,778
101,927					55,289	—	—	55,289
60,225	11/13/2019	Citibank NA	2.69%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	9,455	—	—	9,455
36,213	11/13/2019	Credit Suisse International	3.06%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(1,263)	—	—	(1,263)
130,375	11/13/2019	Deutsche Bank AG	2.94%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	13,194	—	(13,194)	—
58,989	11/6/2020	Goldman Sachs International	2.89%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(2,157)	—	—	(2,157)
219,839	11/13/2019	Morgan Stanley & Co. International plc	2.71%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(12,665)
273,917	11/13/2019	Morgan Stanley & Co. International plc	2.41%	iShares® U.S. Telecommunications ETF	(18,529)
493,756					(31,194)	4,266	26,928	—
87,422	11/6/2019	Societe Generale	2.86%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(29,249)	—	—	(29,249)
139,829	11/6/2019	UBS AG	2.81%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(12,403)	—	12,403	—
1,108,736					1,672
				Total Unrealized Appreciation	86,427
				Total Unrealized Depreciation	(84,755)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA TELECOMMUNICATIONS LTL :: 111

Investments	Shares	Value
Common Stocks (a) — 72.3%
Electric Utilities — 41.0%
ALLETE, Inc.	723	$59,206
Alliant Energy Corp.	3,312	157,188
American Electric Power Co., Inc.	6,920	595,950
Avangrid, Inc.	781	39,097
Duke Energy Corp.	10,200	873,222
Edison International	4,571	271,380
El Paso Electric Co.	571	33,232
Entergy Corp.	2,660	258,206
Evergy, Inc.	3,572	207,676
Eversource Energy	4,448	328,440
Exelon Corp.	13,607	654,225
FirstEnergy Corp.	7,066	291,402
Hawaiian Electric Industries, Inc.	1,529	63,515
IDACORP, Inc.	707	70,891
NextEra Energy, Inc.	6,708	1,329,593
Pinnacle West Capital Corp.	1,574	147,814
PNM Resources, Inc.	1,117	52,622
Portland General Electric Co.	1,253	66,234
PPL Corp.	10,115	301,022
Southern Co. (The)	14,513	776,445
Xcel Energy, Inc.	7,214	413,651
		6,991,011
Gas Utilities — 3.8%
Atmos Energy Corp.	1,640	166,952
National Fuel Gas Co.	1,211	64,559
New Jersey Resources Corp.	1,246	59,123
ONE Gas, Inc.	738	64,619
South Jersey Industries, Inc.	1,295	40,857
Southwest Gas Holdings, Inc.	745	63,429
Spire, Inc.	712	59,324
UGI Corp.	2,439	125,877
		644,740
Independent Power and Renewable Electricity Producers — 2.4%
AES Corp.	9,290	146,782
NRG Energy, Inc.	3,943	134,220
Vistra Energy Corp.	5,520	130,051
		411,053
Multi-Utilities — 22.7%
Ameren Corp.	3,433	251,776
Avista Corp.	921	38,461
Black Hills Corp.	758	57,760
CenterPoint Energy, Inc.	7,031	199,962
CMS Energy Corp.	3,976	223,093
Consolidated Edison, Inc.	4,505	388,781
Dominion Energy, Inc.	11,215	843,144
Investments	Shares	Value
Common Stocks (a) (continued)
DTE Energy Co.	2,553	$320,325
MDU Resources Group, Inc.	2,751	67,895
NiSource, Inc.	5,225	145,516
NorthWestern Corp.	707	50,155
Public Service Enterprise Group, Inc.	7,091	416,667
Sempra Energy	3,845	505,425
WEC Energy Group, Inc.	4,425	356,434
		3,865,394
Water Utilities — 2.4%
American Water Works Co., Inc.	2,537	286,732
Aqua America, Inc.	2,951	116,682
		403,414
Total Common Stocks (Cost $11,616,156)		12,315,612
	Principal Amount
Short-Term Investments — 12.8%
Repurchase Agreements (b) — 12.8%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,182,149 (Cost $2,181,701)	$2,181,701	2,181,701
Total Investments — 85.1% (Cost $13,797,857)		14,497,313
Other assets less liabilities — 14.9%		2,537,802
Net Assets — 100.0%		$17,035,115

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,282,831.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,345,623
Aggregate gross unrealized depreciation	(247,616)
Net unrealized appreciation	$2,098,007
Federal income tax cost	$13,804,258

See accompanying notes to the financial statements.

112 :: UPW ULTRA UTILITIES :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
1,874,909	1/6/2020	Bank of America NA	2.66%	Dow Jones U.S. UtilitiesSM Index[6]	209,981
5,137,497	1/6/2020	Bank of America NA	2.76%	iShares® U.S. Utilities ETF	384,747
7,012,406					594,728	(594,728)	—	—
2,617,340	11/13/2019	Credit Suisse International	3.06%	Dow Jones U.S. UtilitiesSM Index[6]	130,462	—	—	130,462
485,494	12/6/2019	Morgan Stanley & Co. International plc	2.61%	iShares® U.S. Utilities ETF	19,618
649,921	11/13/2019	Morgan Stanley & Co. International plc	2.81%	Dow Jones U.S. UtilitiesSM Index[6]	(6,989)
1,135,415					12,629	—	—	12,629
3,667,947	11/6/2019	Societe Generale	2.86%	Dow Jones U.S. UtilitiesSM Index[6]	381,762	(381,762)	—	—
7,322,604	11/6/2020	UBS AG	2.81%	Dow Jones U.S. UtilitiesSM Index[6]	285,371	(285,371)	—	—
21,755,712					1,404,952
				Total Unrealized Appreciation	1,411,941
				Total Unrealized Depreciation	(6,989)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRA UTILITIES UPW :: 113

Investments	Shares	Value
Common Stocks (a) — 46.9%
Diversified Telecommunication Services — 4.9%
AT&T, Inc.	3,165	$96,786
CenturyLink, Inc.	2,834	29,615
Verizon Communications, Inc.	1,678	91,199
		217,600
Entertainment — 10.5%
Activision Blizzard, Inc.	2,256	97,843
Electronic Arts, Inc.*	893	83,120
Netflix, Inc.*	271	93,029
Take-Two Interactive Software, Inc.*	337	36,446
Viacom, Inc., Class B	1,054	30,598
Walt Disney Co. (The)	974	128,607
		469,643
Interactive Media & Services — 21.7%
Alphabet, Inc., Class A*	209	231,258
Alphabet, Inc., Class C*	214	236,177
Facebook, Inc., Class A*	2,306	409,246
TripAdvisor, Inc.*	306	12,935
Twitter, Inc.*	2,171	79,111
		968,727
Media — 9.8%
CBS Corp. (Non-Voting), Class B	1,036	50,018
Charter Communications, Inc., Class A*	281	105,881
Comcast Corp., Class A	2,483	101,803
Discovery, Inc., Class A*	468	12,758
Discovery, Inc., Class C*	1,074	27,537
DISH Network Corp., Class A*	684	24,699
Fox Corp., Class A	430	15,149
Fox Corp., Class B	198	6,873
Interpublic Group of Cos., Inc. (The)	1,147	24,339
News Corp., Class A	1,148	13,076
News Corp., Class B	369	4,299
Omnicom Group, Inc.	667	51,599
		438,031
Total Common Stocks (Cost $1,993,811)		2,094,001
Investments	Principal Amount	Value
Short-Term Investments — 3.5%
Repurchase Agreements (b) — 3.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $157,126 (Cost $157,092)	$157,092	$157,092
Total Investments — 50.4% (Cost $2,150,903)		2,251,093
Other assets less liabilities — 49.6%		2,213,917
Net Assets — 100.0%		$4,465,010

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $887,288.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$589,164
Aggregate gross unrealized depreciation	(123,793)
Net unrealized appreciation	$465,371
Federal income tax cost	$2,150,957

See accompanying notes to the financial statements.

114 :: UCOM ULTRAPRO COMMUNICATION SERVICES SELECT SECTOR :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Communication Services Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
7,089,924	12/7/2020	Deutsche Bank AG	2.94%	Communication Services Select Sector Index[6]	431,889	—	(431,889)	—
3,285,688	12/7/2020	Goldman Sachs International	2.89%	Communication Services Select Sector Index[6]	(79,770)	—	79,770	—
937,714	12/7/2020	UBS AG	2.81%	Communication Services Select Sector Index[6]	13,115	—	—	13,115
11,313,326					365,234
				Total Unrealized Appreciation	445,004
				Total Unrealized Depreciation	(79,770)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO COMMUNICATION SERVICES SELECT SECTOR UCOM :: 115

Investments	Shares	Value
Common Stocks (a) — 77.3%
Aerospace & Defense — 9.9%
Boeing Co. (The)	86,159	$29,432,776
United Technologies Corp.	86,159	10,881,882
		40,314,658
Banks — 2.2%
JPMorgan Chase & Co.	86,160	9,129,514
Beverages — 1.0%
Coca-Cola Co. (The)	86,137	4,231,911
Capital Markets — 3.9%
Goldman Sachs Group, Inc. (The)	86,159	15,723,156
Chemicals — 1.0%
Dow, Inc.	86,160	4,028,842
Communications Equipment — 1.1%
Cisco Systems, Inc.	86,162	4,483,009
Consumer Finance — 2.4%
American Express Co.	86,185	9,886,281
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	86,160	4,682,796
Entertainment — 2.8%
Walt Disney Co. (The)	86,159	11,376,434
Food & Staples Retailing — 3.2%
Walgreens Boots Alliance, Inc.	86,160	4,251,134
Walmart, Inc.	86,160	8,740,071
		12,991,205
Health Care Providers & Services — 5.1%
UnitedHealth Group, Inc.	86,159	20,833,246
Hotels, Restaurants & Leisure — 4.2%
McDonald's Corp.	86,159	17,082,745
Household Products — 2.2%
Procter & Gamble Co. (The)	86,160	8,866,725
Industrial Conglomerates — 3.4%
3M Co.	86,159	13,763,900
Insurance — 3.1%
Travelers Cos., Inc. (The)	86,159	12,542,166
Investments	Shares	Value
Common Stocks (a) (continued)
IT Services — 6.1%
International Business Machines Corp.	86,159	$10,941,331
Visa, Inc., Class A	86,150	13,898,580
		24,839,911
Machinery — 2.5%
Caterpillar, Inc.	86,159	10,322,710
Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	86,159	9,809,202
Exxon Mobil Corp.	86,143	6,096,340
		15,905,542
Pharmaceuticals — 5.3%
Johnson & Johnson	86,159	11,299,753
Merck & Co., Inc.	86,160	6,824,734
Pfizer, Inc.	86,162	3,577,446
		21,701,933
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	86,161	3,794,530
Software — 2.6%
Microsoft Corp.	86,160	10,656,269
Specialty Retail — 4.0%
Home Depot, Inc. (The)	86,159	16,357,286
Technology Hardware, Storage & Peripherals — 3.7%
Apple, Inc.	86,159	15,083,856
Textiles, Apparel & Luxury Goods — 1.6%
NIKE, Inc., Class B	86,160	6,646,382
Total Common Stocks (Cost $341,871,164)		315,245,007
	Principal Amount
Short-Term Investments — 16.6%
Repurchase Agreements (b) — 15.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $63,206,946 (Cost $63,193,993)	$63,193,993	63,193,993

See accompanying notes to the financial statements.

116 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations — 1.1%
U.S. Treasury Bills
2.36%, 6/6/2019 (c)	$924,000	$923,835
2.37%, 6/13/2019 (c)	924,000	923,421
2.31%, 6/20/2019 (c)	1,347,000	1,345,562
2.33%, 7/18/2019 (c)	1,274,000	1,270,359
Total U.S. Treasury Obligations (Cost $4,462,475)		4,463,177
Total Short-Term Investments (Cost $67,656,468)		67,657,170
Total Investments — 93.9% (Cost $409,527,632)		382,902,177
Other assets less liabilities — 6.1%		24,941,593
Net Assets — 100.0%		$407,843,770

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $66,041,634.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,243,175
Aggregate gross unrealized depreciation	(62,742,206)
Net unrealized depreciation	$(41,499,031)
Federal income tax cost	$409,762,068

Futures Contracts Purchased

UltraPro Dow30SM had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
DJIA CBOT E-Mini Index	260	6/21/2019	USD	$32,263,400	$(1,104,285)

Swap Agreements1

UltraPro Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
154,020,576	11/6/2019	Bank of America NA	2.79%	Dow Jones Industrial AverageSM	(2,767,813)	2,327,813	440,000	—
149,783,581	11/6/2019	BNP Paribas SA	3.01%	Dow Jones Industrial AverageSM	5,117,175	(5,117,175)	—	—
27,179,293	11/6/2020	Citibank NA	2.91%	Dow Jones Industrial AverageSM	(10,232,775)	9,972,410	260,365	—
44,490,017	11/6/2020	Credit Suisse International	3.06%	Dow Jones Industrial AverageSM	(3,717,141)	3,710,850	6,291	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO DOW30SM UDOW :: 117

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
2,210,888	11/6/2019	Deutsche Bank AG	2.84%	SPDR® Dow Jones Industrial AverageSM ETF Trust	107,976
52,008,949	1/6/2020	Deutsche Bank AG	3.04%	Dow Jones Industrial AverageSM	6,714,506
54,219,837					6,822,482	—	(6,822,482)	—
165,928,693	1/6/2020	Goldman Sachs International	2.89%	Dow Jones Industrial AverageSM	188,583	(188,583)	—	—
7,645	11/6/2019	Morgan Stanley & Co. International plc	2.84%	SPDR® Dow Jones Industrial AverageSM ETF Trust	381
58,665,534	11/6/2019	Morgan Stanley & Co. International plc	3.01%	Dow Jones Industrial AverageSM	270,384
58,673,179					270,765	(270,765)	—	—
170,630,051	11/6/2019	Societe Generale	3.11%	Dow Jones Industrial AverageSM	(7,024,446)	—	3,405,125	(3,619,321)
51,012,650	11/6/2019	UBS AG	2.96%	Dow Jones Industrial AverageSM	(2,191,685)	2,088,760	102,925	—
875,937,877					(13,534,855)
				Total Unrealized Appreciation	12,399,005
				Total Unrealized Depreciation	(25,933,860)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

118 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 98.8%
Banks — 41.3%
Bank of America Corp.	73,354	$1,951,216
BB&T Corp.	6,237	291,580
Citigroup, Inc.	19,203	1,193,467
Citizens Financial Group, Inc.	3,759	122,468
Comerica, Inc.	1,299	89,397
Fifth Third Bancorp	6,277	166,341
First Republic Bank	1,345	130,492
Huntington Bancshares, Inc.	8,547	108,120
JPMorgan Chase & Co.	26,739	2,833,265
KeyCorp	8,237	131,545
M&T Bank Corp.	1,133	180,827
People's United Financial, Inc.	3,073	47,232
PNC Financial Services Group, Inc. (The)	3,705	471,498
Regions Financial Corp.	8,310	114,927
SunTrust Banks, Inc.	3,620	217,236
SVB Financial Group*	431	86,803
US Bancorp	12,286	616,757
Wells Fargo & Co.	33,435	1,483,511
Zions Bancorp NA	1,519	65,423
		10,302,105
Capital Markets — 20.3%
Affiliated Managers Group, Inc.	425	35,623
Ameriprise Financial, Inc.	1,108	153,159
Bank of New York Mellon Corp. (The)	7,174	306,258
BlackRock, Inc.	994	413,067
Cboe Global Markets, Inc.	916	99,423
Charles Schwab Corp. (The)	9,687	403,076
CME Group, Inc.	2,923	561,567
E*TRADE Financial Corp.	2,011	90,093
Franklin Resources, Inc.	2,413	76,782
Goldman Sachs Group, Inc. (The)	2,796	510,242
Intercontinental Exchange, Inc.	4,642	381,619
Invesco Ltd.	3,242	63,349
Moody's Corp.	1,358	248,351
Morgan Stanley	10,605	431,517
MSCI, Inc.	688	151,367
Nasdaq, Inc.	946	85,745
Northern Trust Corp.	1,784	152,568
Raymond James Financial, Inc.	1,037	85,635
S&P Global, Inc.	2,030	434,176
State Street Corp.	3,092	170,833
T. Rowe Price Group, Inc.	1,929	195,099
		5,049,549
Consumer Finance — 5.4%
American Express Co.	5,647	647,767
Capital One Financial Corp.	3,820	328,023
Investments	Shares	Value
Common Stocks (a) (continued)
Discover Financial Services	2,681	$199,869
Synchrony Financial	5,333	179,349
		1,355,008
Diversified Financial Services — 12.7%
Berkshire Hathaway, Inc., Class B*	15,879	3,134,832
Jefferies Financial Group, Inc.	2,148	37,955
		3,172,787
Insurance — 19.1%
Aflac, Inc.	6,127	314,315
Allstate Corp. (The)	2,710	258,832
American International Group, Inc.	7,100	362,597
Aon plc	1,959	352,757
Arthur J Gallagher & Co.	1,504	126,637
Assurant, Inc.	417	41,683
Chubb Ltd.	3,745	547,032
Cincinnati Financial Corp.	1,238	121,621
Everest Re Group Ltd.	333	82,471
Hartford Financial Services Group, Inc. (The)	2,937	154,662
Lincoln National Corp.	1,669	99,222
Loews Corp.	2,237	114,892
Marsh & McLennan Cos., Inc.	4,125	394,350
MetLife, Inc.	7,817	361,224
Principal Financial Group, Inc.	2,114	109,019
Progressive Corp. (The)	4,767	377,928
Prudential Financial, Inc.	3,340	308,549
Torchmark Corp.	828	70,802
Travelers Cos., Inc. (The)	2,152	313,267
Unum Group	1,752	55,171
Willis Towers Watson plc	1,055	185,153
		4,752,184
Total Common Stocks (Cost $27,259,131)		24,631,633
	Principal Amount
Short-Term Investments — 8.1%
Repurchase Agreements (b) — 8.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,025,858 (Cost $2,025,444)	$2,025,444	2,025,444
Total Investments — 106.9% (Cost $29,284,575)		26,657,077
Liabilities in excess of other assets — (6.9%)		(1,726,290)
Net Assets — 100.0%		$24,930,787

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO FINANCIAL SELECT SECTOR FINU :: 119

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $6,726,779.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$649,025
Aggregate gross unrealized depreciation	(8,626,971)
Net unrealized depreciation	$(7,977,946)
Federal income tax cost	$29,289,998

Swap Agreements1

UltraPro Financial Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
174,506	11/6/2019	Bank of America NA	2.91%	S&P Financial Select Sector Index[6]	76,771	—	—	76,771
13,385,161	11/13/2019	Credit Suisse International	3.06%	S&P Financial Select Sector Index[6]	(514,015)	414,474	99,541	—
285,565	11/6/2019	Deutsche Bank AG	3.04%	S&P Financial Select Sector Index[6]	(2,570,697)	240,595	2,330,102	—
10,699,292	11/6/2020	Goldman Sachs International	2.89%	S&P Financial Select Sector Index[6]	(436,891)	—	436,891	—
14,332,659	11/13/2019	Morgan Stanley & Co. International plc	3.16%	S&P Financial Select Sector Index[6]	(990,686)	989,707	979	—
10,498,901	1/6/2020	Societe Generale	2.96%	S&P Financial Select Sector Index[6]	(408,529)	—	227,804	(180,725)
786,147	1/13/2020	UBS AG	2.81%	S&P Financial Select Sector Index[6]	(500,978)	379,859	121,119	—
50,162,231					(5,345,025)
				Total Unrealized Appreciation	76,771
				Total Unrealized Depreciation	(5,421,796)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

120 :: FINU ULTRAPRO FINANCIAL SELECT SECTOR :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 87.5%
Alleghany Corp.* (Insurance)	0.5%	155	$102,811
American Financial Group, Inc. (Insurance)	0.4%	758	74,436
AptarGroup, Inc. (Containers & Packaging)	0.4%	676	76,571
Aqua America, Inc. (Water Utilities)	0.5%	2,264	89,519
Bio-Techne Corp. (Life Sciences Tools & Services)	0.4%	406	80,408
Brown & Brown, Inc. (Insurance)	0.4%	2,495	78,767
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.5%	1,039	107,391
Carlisle Cos., Inc. (Industrial Conglomerates)	0.4%	616	82,119
Catalent, Inc.* (Pharmaceuticals)	0.4%	1,565	71,207
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	1,836	74,541
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	0.6%	441	123,259
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts (REITs))	0.3%	1,738	70,024
FactSet Research Systems, Inc. (Capital Markets)	0.6%	409	113,784
Fair Isaac Corp.* (Software)	0.5%	312	92,321
Five Below, Inc.* (Specialty Retail)	0.4%	599	77,109
Graco, Inc. (Machinery)	0.4%	1,777	83,910
IDEX Corp. (Machinery)	0.6%	815	124,459
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.4%	1,085	79,975
Lamar Advertising Co., Class A (Equity Real Estate Investment Trusts (REITs))	0.4%	915	71,562
Leidos Holdings, Inc. (IT Services)	0.6%	1,571	118,343
Lennox International, Inc. (Building Products)	0.5%	386	101,946
Liberty Property Trust (Equity Real Estate Investment Trusts (REITs))	0.4%	1,590	75,477
Live Nation Entertainment, Inc.* (Entertainment)	0.5%	1,486	90,378
MarketAxess Holdings, Inc. (Capital Markets)	0.6%	405	120,617
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	4,096	72,827
Molina Healthcare, Inc.* (Health Care Providers & Services)	0.5%	671	95,456
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	1,737	$92,982
NVR, Inc.* (Household Durables)	0.6%	37	118,458
OGE Energy Corp. (Electric Utilities)	0.5%	2,147	89,229
Old Dominion Freight Line, Inc. (Road & Rail)	0.5%	698	92,443
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	2,275	81,036
Pool Corp. (Distributors)	0.4%	423	76,047
Post Holdings, Inc.* (Food Products)	0.4%	717	75,357
PTC, Inc.* (Software)	0.5%	1,147	96,417
Reinsurance Group of America, Inc. (Insurance)	0.5%	675	99,940
RenaissanceRe Holdings Ltd. (Insurance)	0.4%	454	79,196
RPM International, Inc. (Chemicals)	0.4%	1,415	75,731
SEI Investments Co. (Capital Markets)	0.3%	1,388	69,747
Service Corp. International (Diversified Consumer Services)	0.4%	1,949	85,503
STERIS plc (Health Care Equipment & Supplies)	0.6%	909	121,515
Teledyne Technologies, Inc.* (Aerospace & Defense)	0.5%	389	91,726
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	1,866	78,633
Toro Co. (The) (Machinery)	0.4%	1,141	74,348
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	0.6%	2,703	107,850
Tyler Technologies, Inc.* (Software)	0.4%	412	87,900
UGI Corp. (Gas Utilities)	0.5%	1,868	96,408
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	0.5%	797	91,336
WEX, Inc.* (IT Services)	0.4%	463	87,479
WR Berkley Corp. (Insurance)	0.5%	1,554	96,659
Zebra Technologies Corp., Class A* (Electronic Equipment, Instruments & Components)	0.5%	579	99,264
Other Common Stocks (b)	64.4%	380,990	12,624,659
Total Common Stocks (Cost $20,150,780)			17,139,080

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO MIDCAP400 UMDD :: 121

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (c) — 0.4%
Investment Companies — 0.4%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $79,192)	0.4%	79,192	$79,192
		Principal Amount
Short-Term Investments — 13.7%
Repurchase Agreements (d) — 13.7%

Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,692,687 (Cost $2,692,135)	$2,692,135	2,692,135
Total Investments — 101.6% (Cost $22,922,107)		19,910,407
Liabilities in excess of other assets — (1.6%)		(317,412)
Net Assets — 100.0%		$19,592,995

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,891,682.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was

$136,050, collateralized in the form of cash with a value of $79,192 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $63,681 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.13%, and maturity dates ranging from June 6, 2019 - February 15, 2045; a total value of $142,873.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $79,192.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$750,327
Aggregate gross unrealized depreciation	(7,023,326)
Net unrealized depreciation	$(6,272,999)
Federal income tax cost	$22,980,374

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	7	6/21/2019	USD	$1,266,930	$(53,433)

Swap Agreements1

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
3,967,968	1/6/2020	Bank of America NA	2.86%	S&P MidCap 400®	(401,314)	401,314	—	—
6,425,066	11/6/2020	BNP Paribas SA	2.86%	S&P MidCap 400®	(277,738)	—	277,738	—
5,839,512	11/6/2019	Citibank NA	2.79%	S&P MidCap 400®	(60,942)	—	60,942	—
4,823,366	12/10/2019	Credit Suisse International	2.91%	S&P MidCap 400®	(337,007)	326,611	10,396	—

See accompanying notes to the financial statements.

122 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
2,080,876	11/6/2019	Goldman Sachs International	2.59%	SPDR® S&P MidCap 400® ETF Trust	(71,518)
7,232,071	1/6/2020	Goldman Sachs International	2.84%	S&P MidCap 400®	(772,546)
9,312,947					(844,064)	—	844,064	—
2,434,013	11/6/2019	Morgan Stanley & Co. International plc	2.96%	S&P MidCap 400®	169,953	(169,953)	—	—
1,465,444	1/6/2020	Societe Generale	2.76%	S&P MidCap 400®	(800,172)	—	665,045	(135,127)
6,104,421	11/6/2019	UBS AG	2.91%	S&P MidCap 400®	(598,315)	84,767	513,548	—
40,372,737					(3,149,599)
				Total Unrealized Appreciation	169,953
				Total Unrealized Depreciation	(3,319,552)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	0.7%
Air Freight & Logistics	0.3%
Airlines	0.3%
Auto Components	0.8%
Automobiles	0.1%
Banks	6.3%
Beverages	0.1%
Biotechnology	0.6%
Building Products	0.8%
Capital Markets	2.9%
Chemicals	2.3%
Commercial Services & Supplies	1.2%
Communications Equipment	1.0%
Construction & Engineering	1.0%
Construction Materials	0.2%
Consumer Finance	0.5%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO MIDCAP400 UMDD :: 123

Containers & Packaging	1.3%
Distributors	0.4%
Diversified Consumer Services	0.8%
Electric Utilities	1.4%
Electrical Equipment	1.1%
Electronic Equipment, Instruments & Components	3.4%
Energy Equipment & Services	0.8%
Entertainment	0.9%
Equity Real Estate Investment Trusts (REITs)	9.0%
Food & Staples Retailing	0.4%
Food Products	1.5%
Gas Utilities	1.7%
Health Care Equipment & Supplies	3.3%
Health Care Providers & Services	2.1%
Health Care Technology	0.4%
Hotels, Restaurants & Leisure	3.8%
Household Durables	1.5%
Household Products	0.1%
Industrial Conglomerates	0.4%
Insurance	4.7%
Interactive Media & Services	0.2%
IT Services	2.8%
Leisure Products	0.4%
Life Sciences Tools & Services	1.5%
Machinery	4.4%
Marine	0.2%
Media	1.1%
Metals & Mining	1.6%
Multiline Retail	0.3%
Multi-Utilities	0.7%
Oil, Gas & Consumable Fuels	2.0%
Paper & Forest Products	0.3%
Personal Products	0.2%
Pharmaceuticals	0.5%
Professional Services	0.7%
Real Estate Management & Development	0.4%
Road & Rail	1.5%
Semiconductors & Semiconductor Equipment	3.0%
Software	3.1%
Specialty Retail	1.8%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	0.7%
Thrifts & Mortgage Finance	0.5%
Trading Companies & Distributors	0.7%
Water Utilities	0.5%
Wireless Telecommunication Services	0.1%
Other[1]	12.5%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

124 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 96.5%
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	0.5%	5,094	$122,205
Agios Pharmaceuticals, Inc.* (Biotechnology)	0.4%	2,067	95,433
Alexion Pharmaceuticals, Inc.* (Biotechnology)	3.6%	7,912	899,436
Alkermes plc* (Biotechnology)	0.5%	5,524	118,987
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1.0%	3,762	254,010
Amarin Corp. plc, ADR* (Biotechnology)	0.8%	11,417	202,423
Amgen, Inc. (Biotechnology)	7.6%	11,551	1,925,552
Amicus Therapeutics, Inc.* (Biotechnology)	0.4%	7,920	89,258
Arena Pharmaceuticals, Inc.* (Biotechnology)	0.4%	1,750	92,768
Argenx SE, ADR* (Biotechnology)	0.4%	738	91,239
Array BioPharma, Inc.* (Biotechnology)	0.8%	7,725	204,095
Ascendis Pharma A/S, ADR* (Biotechnology)	0.7%	1,434	178,762
BeiGene Ltd., ADR* (Biotechnology)	0.6%	1,373	161,918
Biogen, Inc.* (Biotechnology)	5.7%	6,560	1,438,542
BioMarin Pharmaceutical, Inc.* (Biotechnology)	2.1%	6,315	519,346
Bio-Techne Corp. (Life Sciences Tools & Services)	1.1%	1,338	264,991
Bluebird Bio, Inc.* (Biotechnology)	0.9%	1,945	233,244
Blueprint Medicines Corp.* (Biotechnology)	0.5%	1,569	119,244
Celgene Corp.* (Biotechnology)	8.7%	23,415	2,196,093
China Biologic Products Holdings, Inc.* (Biotechnology)	0.5%	1,393	125,105
Exelixis, Inc.* (Biotechnology)	0.8%	10,626	208,163
FibroGen, Inc.* (Biotechnology)	0.4%	3,030	109,807
Gilead Sciences, Inc. (Biotechnology)	8.3%	33,770	2,102,183
Global Blood Therapeutics, Inc.* (Biotechnology)	0.5%	1,994	121,195
Grifols SA, ADR (Biotechnology)	0.3%	4,868	85,628
GW Pharmaceuticals plc, ADR* (Pharmaceuticals)	0.7%	1,027	177,917
Horizon Therapeutics plc* (Pharmaceuticals)	0.6%	6,005	143,099
Illumina, Inc.* (Life Sciences Tools & Services)	4.3%	3,509	1,076,947
Immunomedics, Inc.* (Biotechnology)	0.4%	6,760	88,353
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Incyte Corp.* (Biotechnology)	2.4%	7,579	$595,937
Intercept Pharmaceuticals, Inc.* (Biotechnology)	0.3%	1,050	86,961
Ionis Pharmaceuticals, Inc.* (Biotechnology)	1.3%	4,871	319,538
Jazz Pharmaceuticals plc* (Pharmaceuticals)	1.0%	2,020	253,611
Medicines Co. (The)*(b) (Pharmaceuticals)	0.4%	2,615	93,225
Mirati Therapeutics, Inc.*(b) (Biotechnology)	0.3%	1,248	84,602
Mylan NV* (Pharmaceuticals)	1.2%	18,267	306,886
Nektar Therapeutics* (Pharmaceuticals)	0.8%	6,128	191,929
Neurocrine Biosciences, Inc.* (Biotechnology)	1.1%	3,215	272,568
Novocure Ltd.* (Health Care Equipment & Supplies)	0.7%	3,362	178,589
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	0.8%	2,321	201,300
PTC Therapeutics, Inc.* (Biotechnology)	0.3%	2,029	81,363
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	3.1%	2,549	769,084
Sage Therapeutics, Inc.* (Biotechnology)	1.2%	1,802	309,710
Sarepta Therapeutics, Inc.* (Biotechnology)	1.1%	2,523	287,244
Seattle Genetics, Inc.* (Biotechnology)	1.5%	5,684	369,858
Spark Therapeutics, Inc.* (Biotechnology)	0.5%	1,215	132,435
Syneos Health, Inc.* (Life Sciences Tools & Services)	0.6%	3,657	150,778
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	0.4%	1,995	109,585
United Therapeutics Corp.* (Biotechnology)	0.5%	1,548	129,986
Vertex Pharmaceuticals, Inc.* (Biotechnology)	5.6%	8,526	1,416,851
Other Common Stocks(b)	17.9%	368,253	4,515,933
Total Common Stocks (Cost $29,738,740)			24,303,916
		No. of Rights
Rights — 0.0% (c)
Corium International, Inc., CVR*(d)(e) (Cost $—)	0.0%	1,033	186

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO NASDAQ BIOTECHNOLOGY UBIO :: 125

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (f) — 1.8%
Investment Companies — 1.8%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $449,161)	1.8%	449,161	$449,161

	Principal Amount
Short-Term Investments — 17.8%
Repurchase Agreements (g) — 17.8%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $4,495,657 (Cost $4,494,734)	$4,494,734	4,494,734
Total Investments — 116.1% (Cost $34,682,635)		29,247,997
Liabilities in excess of other assets — (16.1%)		(4,064,912)
Net Assets — 100.0%		$25,183,085

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $14,005,475.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $538,275, collateralized in the form of cash with a value of $449,161 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of

Investments and $131,544 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.13%, and maturity dates ranging from June 6, 2019 - February 15, 2045; a total value of $580,705.

(c)  Represents less than 0.05% of net assets.

(d)  Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $186, which represents approximately 0.00% of net assets of the Fund.

(e)  Illiquid security.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $449,161.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,738,244
Aggregate gross unrealized depreciation	(13,692,231)
Net unrealized depreciation	$(10,953,987)
Federal income tax cost	$34,959,767

Swap Agreements1

UltraPro Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
12,777,156	11/6/2020	Bank of America NA	2.56%	NASDAQ Biotechnology Index®	(1,912,596)	1,162,596	750,000	—
6,896,888	12/7/2020	Deutsche Bank AG	2.69%	NASDAQ Biotechnology Index®	(1,561,696)	1,558,771	2,925	—
4,976,982	11/6/2020	Goldman Sachs International	2.89%	NASDAQ Biotechnology Index®	(819,008)	191,979	627,029	—
12,960,540	11/6/2019	Societe Generale	2.96%	NASDAQ Biotechnology Index®	1,679,303	(1,679,303)	—	—
13,707,916	11/6/2020	UBS AG	2.46%	NASDAQ Biotechnology Index®	(2,628,220)	2,518,259	109,961	—
51,319,482					(5,242,217)
				Total Unrealized Appreciation	1,679,303
				Total Unrealized Depreciation	(6,921,520)

See accompanying notes to the financial statements.

126 :: UBIO ULTRAPRO NASDAQ BIOTECHNOLOGY :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

UltraPro Nasdaq Biotechnology invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Biotechnology	79.6%
Chemicals	0.0%*
Health Care Equipment & Supplies	0.8%
Health Care Providers & Services	0.1%
Life Sciences Tools & Services	7.5%
Pharmaceuticals	8.5%
Other[1]	3.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO NASDAQ BIOTECHNOLOGY UBIO :: 127

Investments	Shares	Value
Common Stocks (a) — 91.3%
Airlines — 0.4%
American Airlines Group, Inc.	170,129	$4,632,613
United Continental Holdings, Inc.*	101,072	7,848,241
		12,480,854
Automobiles — 0.4%
Tesla, Inc.*(b)	65,460	12,120,574
Beverages — 2.5%
Monster Beverage Corp.*	205,758	12,728,190
PepsiCo, Inc.	532,078	68,105,984
		80,834,174
Biotechnology — 5.0%
Alexion Pharmaceuticals, Inc.*	84,651	9,623,126
Amgen, Inc.	235,736	39,297,191
Biogen, Inc.*	74,504	16,337,982
BioMarin Pharmaceutical, Inc.*	67,573	5,557,204
Celgene Corp.*	266,008	24,948,890
Gilead Sciences, Inc.	483,194	30,078,827
Incyte Corp.*	81,059	6,373,669
Regeneron Pharmaceuticals, Inc.*	40,668	12,270,349
Vertex Pharmaceuticals, Inc.*	96,817	16,089,049
		160,576,287
Commercial Services & Supplies — 0.3%
Cintas Corp.	39,595	8,783,359
Communications Equipment — 2.7%
Cisco Systems, Inc.	1,667,449	86,757,371
Electric Utilities — 0.4%
Xcel Energy, Inc.	194,786	11,169,029
Entertainment — 2.9%
Activision Blizzard, Inc.	289,349	12,549,066
Electronic Arts, Inc.*	113,486	10,563,277
NetEase, Inc., ADR	27,714	6,889,978
Netflix, Inc.*	165,397	56,777,482
Take-Two Interactive Software, Inc.*	42,850	4,634,227
		91,414,030
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	166,860	39,976,319
Walgreens Boots Alliance, Inc.	357,360	17,632,142
		57,608,461
Investments	Shares	Value
Common Stocks (a) (continued)
Food Products — 1.3%
Kraft Heinz Co. (The)	461,906	$12,771,701
Mondelez International, Inc., Class A	547,073	27,818,662
		40,590,363
Health Care Equipment & Supplies — 1.2%
Align Technology, Inc.*	30,321	8,621,776
IDEXX Laboratories, Inc.*	32,540	8,127,516
Intuitive Surgical, Inc.*	43,380	20,165,193
		36,914,485
Health Care Providers & Services — 0.1%
Henry Schein, Inc.*	57,355	3,697,103
Health Care Technology — 0.3%
Cerner Corp.*	122,877	8,597,704
Hotels, Restaurants & Leisure — 1.8%
Marriott International, Inc., Class A	129,240	16,134,322
Starbucks Corp.	471,045	35,827,683
Wynn Resorts Ltd.	40,789	4,377,883
		56,339,888
Insurance — 0.3%
Willis Towers Watson plc	48,934	8,587,917
Interactive Media & Services — 12.7%
Alphabet, Inc., Class A*	105,079	116,269,913
Alphabet, Inc., Class C*	120,130	132,579,072
Baidu, Inc., ADR*	105,533	11,608,630
Facebook, Inc., Class A*	821,927	145,867,385
		406,325,000
Internet & Direct Marketing Retail — 11.6%
Amazon.com, Inc.*	167,692	297,665,038
Booking Holdings, Inc.*	17,047	28,233,582
Ctrip.com International Ltd., ADR*	184,466	6,375,145
eBay, Inc.	346,550	12,451,541
Expedia Group, Inc.	50,884	5,851,660
JD.com, Inc., ADR*	350,227	9,021,848
MercadoLibre, Inc.*	17,076	9,742,200
		369,341,014
IT Services — 3.8%
Automatic Data Processing, Inc.	165,018	26,422,682
Cognizant Technology Solutions Corp., Class A	217,830	13,490,212
Fiserv, Inc.*	148,324	12,735,099
Paychex, Inc.	136,046	11,671,386

See accompanying notes to the financial statements.

128 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
PayPal Holdings, Inc.*	444,447	$48,778,058
VeriSign, Inc.*	45,361	8,844,488
		121,941,925
Leisure Products — 0.1%
Hasbro, Inc.	47,684	4,536,656
Life Sciences Tools & Services — 0.5%
Illumina, Inc.*	55,701	17,095,194
Machinery — 0.3%
PACCAR, Inc.	131,363	8,646,313
Media — 3.9%
Charter Communications, Inc., Class A*	85,385	32,173,068
Comcast Corp., Class A	1,710,848	70,144,768
Fox Corp., Class A	129,964	4,578,632
Fox Corp., Class B	99,429	3,451,180
Liberty Global plc, Class A*	77,475	1,905,885
Liberty Global plc, Class C*	199,438	4,834,377
Sirius XM Holdings, Inc.	1,646,138	8,740,993
		125,828,903
Multiline Retail — 0.3%
Dollar Tree, Inc.*	90,118	9,155,088
Pharmaceuticals — 0.1%
Mylan NV*	195,434	3,283,291
Professional Services — 0.3%
Verisk Analytics, Inc.	61,912	8,667,680
Road & Rail — 0.8%
CSX Corp.	308,947	23,007,283
JB Hunt Transport Services, Inc.	41,241	3,511,259
		26,518,542
Semiconductors & Semiconductor Equipment — 10.1%
Advanced Micro Devices, Inc.*	380,772	10,436,960
Analog Devices, Inc.	139,512	13,479,649
Applied Materials, Inc.	359,624	13,913,853
ASML Holding NV (Registered), NYRS	27,138	5,103,301
Broadcom, Inc.	150,029	37,753,298
Intel Corp.	1,703,421	75,018,661
KLA-Tencor Corp.	57,326	5,908,591
Lam Research Corp.	57,814	10,094,902
Investments	Shares	Value
Common Stocks (a) (continued)
Maxim Integrated Products, Inc.	103,531	$5,444,695
Microchip Technology, Inc.	89,756	7,183,173
Micron Technology, Inc.*	424,629	13,847,152
NVIDIA Corp.	229,549	31,094,708
NXP Semiconductors NV	124,482	10,974,333
QUALCOMM, Inc.	458,471	30,635,032
Skyworks Solutions, Inc.	65,880	4,389,584
Texas Instruments, Inc.	355,486	37,080,745
Xilinx, Inc.	95,882	9,809,687
		322,168,324
Software — 14.2%
Adobe, Inc.*	184,725	50,042,002
Autodesk, Inc.*	82,974	13,351,346
Cadence Design Systems, Inc.*	106,209	6,751,706
Check Point Software Technologies Ltd.*	59,161	6,524,275
Citrix Systems, Inc.*	49,919	4,698,376
Intuit, Inc.	98,142	24,030,069
Microsoft Corp.	2,618,679	323,878,219
Symantec Corp.	242,137	4,535,226
Synopsys, Inc.*	56,738	6,606,573
Workday, Inc., Class A*	57,183	11,672,194
		452,089,986
Specialty Retail — 1.0%
O'Reilly Automotive, Inc.*	29,687	11,024,861
Ross Stores, Inc.	140,403	13,056,075
Ulta Beauty, Inc.*	22,495	7,499,383
		31,580,319
Technology Hardware, Storage & Peripherals — 9.1%
Apple, Inc.	1,609,465	281,769,038
NetApp, Inc.	93,519	5,536,325
Western Digital Corp.	110,165	4,100,341
		291,405,704
Textiles, Apparel & Luxury Goods — 0.2%
Lululemon Athletica, Inc.*	46,041	7,623,929
Trading Companies & Distributors — 0.2%
Fastenal Co.	216,758	6,630,627
Wireless Telecommunication Services — 0.7%
T-Mobile US, Inc.*	322,045	23,650,985
Total Common Stocks (Cost $3,201,005,744)		2,912,961,079

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO QQQ TQQQ :: 129

Investments	Shares	Value
Securities Lending Reinvestments (c) — 0.4%
Investment Companies — 0.4%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $11,491,968)	11,491,968	$11,491,968
	Principal Amount
Short-Term Investments — 10.6%
Repurchase Agreements (d) — 10.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $323,843,665 (Cost $323,777,300)	$323,777,300	323,777,300
U.S. Treasury Obligations — 0.4%
U.S. Treasury Bills
2.36%, 6/6/2019 (e)	3,358,000	3,357,399
2.37%, 6/13/2019 (e)	3,358,000	3,355,894
2.31%, 6/20/2019 (e)	3,867,000	3,862,873
2.33%, 7/18/2019 (e)	3,656,000	3,645,552
Total U.S. Treasury Obligations (Cost $14,219,486)		14,221,718
Total Short-Term Investments (Cost $337,996,786)		337,999,018
Total Investments — 102.3% (Cost $3,550,494,498)		3,262,452,065
Liabilities in excess of other assets — (2.3%)		(72,692,107)
Net Assets — 100.0%		$3,189,759,958

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $1,397,107,845.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $11,082,567, collateralized in the form of cash with a value of $11,491,968 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $11,491,968.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2019.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$448,819,486
Aggregate gross unrealized depreciation	(907,829,953)
Net unrealized depreciation	$(459,010,467)
Federal income tax cost	$3,599,321,059

Futures Contracts Purchased

UltraPro QQQ had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	2,146	6/21/2019	USD	$306,073,250	$(10,232,700)

See accompanying notes to the financial statements.

130 :: TQQQ ULTRAPRO QQQ :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
34,751,884	11/6/2019	Bank of America NA	2.56%	NASDAQ-100 Index®	(199,231,000)	199,231,000	—	—
1,120,871,710	11/6/2019	BNP Paribas SA	2.96%	NASDAQ-100 Index®	(4,252,013)	3,910,834	341,179	—
1,541,441,387	11/6/2019	Citibank NA	2.91%	NASDAQ-100 Index®	(93,107,180)	92,651,095	456,085	—
56,916,518	11/6/2019	Credit Suisse International	3.06%	NASDAQ-100 Index®	(176,479,791)	170,544,330	5,935,461	—
1,278,929,077	11/6/2020	Deutsche Bank AG	2.99%	NASDAQ-100 Index®	64,186,258	(38,276,115)	(25,910,143)	—
781,865	11/6/2019	Goldman Sachs International	2.74%	Invesco QQQ TrustSM, Series 1	8,343
25,485,850	11/6/2019	Goldman Sachs International	2.94%	NASDAQ-100 Index®	(14,503,048)
26,267,715					(14,494,705)	—	14,494,705	—
9,309,943	12/2/2019	Morgan Stanley & Co. International plc	3.06%	NASDAQ-100 Index®	(1,875,958)
11,367,435	11/6/2019	Morgan Stanley & Co. International plc	2.86%	Invesco QQQ TrustSM, Series 1	3,423,616
20,677,378					1,547,658	(1,547,658)	—	—
915,079,115	11/6/2019	Societe Generale	3.11%	NASDAQ-100 Index®	165,272,750	(51,027,435)	(114,245,315)	—
1,355,806,256	11/6/2020	UBS AG	3.11%	NASDAQ-100 Index®	144,649,250	(144,649,250)	—	—
6,350,741,040					(111,908,773)
				Total Unrealized Appreciation	377,540,217
				Total Unrealized Depreciation	(489,448,990)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO QQQ TQQQ :: 131

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 80.1%
ALLETE, Inc. (Electric Utilities)	0.2%	1,634	$133,808
Americold Realty Trust (Equity Real Estate Investment Trusts (REITs))	0.2%	5,015	156,969
Array BioPharma, Inc.* (Biotechnology)	0.2%	6,710	177,278
Black Hills Corp. (Multi-Utilities)	0.2%	1,704	129,845
Blackstone Mortgage Trust, Inc., Class A (Mortgage Real Estate Investment Trusts (REITs))	0.2%	3,630	127,994
CACI International, Inc., Class A* (IT Services)	0.2%	780	158,746
Chegg, Inc.* (Diversified Consumer Services)	0.2%	3,446	129,087
Ciena Corp.* (Communications Equipment)	0.2%	4,555	159,152
Coupa Software, Inc.* (Software)	0.2%	1,772	193,520
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	3,286	181,190
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	0.2%	928	141,149
EMCOR Group, Inc. (Construction & Engineering)	0.2%	1,820	146,619
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	4,512	154,942
Essent Group Ltd.* (Thrifts & Mortgage Finance)	0.2%	3,051	143,245
Etsy, Inc.* (Internet & Direct Marketing Retail)	0.3%	3,796	236,529
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.2%	3,959	137,417
FirstCash, Inc. (Consumer Finance)	0.2%	1,360	128,819
Five Below, Inc.* (Specialty Retail)	0.3%	1,738	223,733
Haemonetics Corp.* (Health Care Equipment & Supplies)	0.2%	1,630	158,094
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.1%	3,939	126,993
Horizon Therapeutics plc* (Pharmaceuticals)	0.2%	5,725	136,427
HubSpot, Inc.* (Software)	0.3%	1,175	203,604
IBERIABANK Corp. (Banks)	0.1%	1,763	126,055
IDACORP, Inc. (Electric Utilities)	0.2%	1,602	160,633
Insperity, Inc. (Professional Services)	0.2%	1,218	138,730
j2 Global, Inc. (Software)	0.1%	1,488	125,424
Kemper Corp. (Insurance)	0.2%	1,675	139,008
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
MAXIMUS, Inc. (IT Services)	0.2%	2,028	$144,495
Medidata Solutions, Inc.* (Health Care Technology)	0.2%	1,834	167,169
MGIC Investment Corp.* (Thrifts & Mortgage Finance)	0.2%	11,279	152,831
New Jersey Resources Corp. (Gas Utilities)	0.2%	2,772	131,531
New Relic, Inc.* (Software)	0.2%	1,431	143,558
New York Times Co. (The), Class A (Media)	0.2%	4,173	132,785
Nexstar Media Group, Inc., Class A (Media)	0.2%	1,424	142,614
Ollie's Bargain Outlet Holdings, Inc.* (Multiline Retail)	0.2%	1,580	155,978
ONE Gas, Inc. (Gas Utilities)	0.2%	1,655	144,912
Performance Food Group Co.* (Food & Staples Retailing)	0.2%	3,236	127,337
Planet Fitness, Inc., Class A* (Hotels, Restaurants & Leisure)	0.3%	2,812	215,034
Portland General Electric Co. (Electric Utilities)	0.2%	2,842	150,228
Primerica, Inc. (Insurance)	0.2%	1,371	157,473
Radian Group, Inc. (Thrifts & Mortgage Finance)	0.2%	6,869	154,209
Roku, Inc.* (Household Durables)	0.1%	1,379	124,662
Selective Insurance Group, Inc. (Insurance)	0.2%	1,847	132,338
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	1,363	127,536
Southwest Gas Holdings, Inc. (Gas Utilities)	0.2%	1,683	143,291
Spire, Inc. (Gas Utilities)	0.2%	1,568	130,646
Trade Desk, Inc. (The), Class A* (Software)	0.3%	1,058	210,341
ViaSat, Inc.* (Communications Equipment)	0.2%	1,757	152,912
Woodward, Inc. (Machinery)	0.2%	1,704	185,600
Zscaler, Inc.* (Software)	0.2%	1,931	132,525
Other Common Stocks (b)	70.0%	2,700,004	53,270,034
Total Common Stocks (Cost $80,949,294)			60,905,049
		No. of Rights
Rights — 0.0% (c)
Omthera Pharmaceuticals, Inc., CVR *(d)(e)	0.0%	363	—
Schulman, Inc., CVR *(d)(e)	0.0%	1,259	658
Tobira Therapeutics, Inc., CVR *(d)(e)	0.0%	218	—
Total Rights (Cost $—)			658

See accompanying notes to the financial statements.

132 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Securities Lending Reinvestments (f) — 1.5%
Investment Companies — 1.5%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $1,126,477)	1.5%	1,126,477	$1,126,477
		Principal Amount
Short-Term Investments — 19.6%
Repurchase Agreements (g) — 18.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $13,736,652 (Cost $13,733,837)		$13,733,837	13,733,837
U.S. Treasury Obligations — 1.5%

U.S. Treasury Bills
2.36%, 6/6/2019 (h)	164,000	163,971
2.37%, 6/13/2019 (h)	164,000	163,897
2.31%, 6/20/2019 (h)	461,000	460,508
2.33%, 7/18/2019 (h)	436,000	434,754
Total U.S. Treasury Obligations (Cost $1,222,936)		1,223,130
Total Short-Term Investments (Cost $14,956,773)		14,956,967
Total Investments — 101.2% (Cost $97,032,544)		76,989,151
Liabilities in excess of other assets — (1.2%)		(933,581)
Net Assets — 100.0%		$76,055,570

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $29,753,192.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $1,167,035, collateralized in the form of cash with a value of $1,126,477 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $116,246 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.75%, and maturity dates ranging from June 4, 2019 - November 15, 2048; a total value of $1,242,723.

(c)  Represents less than 0.05% of net assets.

(d)  Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $658, which represents approximately 0.00% of net assets of the Fund.

(e)  Illiquid security.

(f)  The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $1,126,477.

(g)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(h)  The rate shown was the current yield as of May 31, 2019.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,622,132
Aggregate gross unrealized depreciation	(40,536,557)
Net unrealized depreciation	$(32,914,425)
Federal income tax cost	$97,173,500

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	105	6/21/2019	USD	$7,697,025	$(446,382)

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO RUSSELL2000 URTY :: 133

Swap Agreements1

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
27,311,206	11/6/2019	Bank of America NA	2.56%	Russell 2000® Index	(5,029,687)	5,029,687	—	—
10,860,746	11/6/2019	BNP Paribas SA	2.36%	Russell 2000® Index	(153,928)	—	153,928	—
5,190,534	11/6/2020	Citibank NA	2.54%	Russell 2000® Index	(4,255,986)	3,309,867	946,119	—
13,101,689	11/6/2019	Credit Suisse International	2.76%	Russell 2000® Index	(1,729,868)	460,442	1,269,426	—
47,418,793	11/6/2019	Deutsche Bank AG	2.64%	Russell 2000® Index	(589,372)	269,991	319,381	—
454,753	11/6/2019	Goldman Sachs International	2.44%	iShares® Russell 2000 ETF	(14,020)
30,862,838	11/6/2019	Goldman Sachs International	2.64%	Russell 2000® Index	(5,206,648)
31,317,591					(5,220,668)	—	5,220,668	—
1,679,211	11/6/2020	Morgan Stanley & Co. International plc	2.36%	iShares® Russell 2000 ETF	(114,451)
15,340,855	11/6/2019	Morgan Stanley & Co. International plc	2.56%	Russell 2000® Index	1,019,482
17,020,066					905,031	(905,031)	—	—
3,168,435	11/6/2019	Societe Generale	2.76%	Russell 2000® Index	5,984,423	(5,984,423)	—	—
4,180,337	11/6/2020	UBS AG	2.46%	Russell 2000® Index	(2,193,639)	1,682,975	510,664	—
159,569,397					(12,283,694)
				Total Unrealized Appreciation	7,003,905
				Total Unrealized Depreciation	(19,287,599)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S.  Dollar

See accompanying notes to the financial statements.

134 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

UltraPro Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	1.0%
Air Freight & Logistics	0.2%
Airlines	0.4%
Auto Components	0.7%
Automobiles	0.0%*
Banks	7.4%
Beverages	0.3%
Biotechnology	5.2%
Building Products	1.0%
Capital Markets	1.0%
Chemicals	1.5%
Commercial Services & Supplies	2.1%
Communications Equipment	1.3%
Construction & Engineering	0.8%
Construction Materials	0.1%
Consumer Finance	0.5%
Containers & Packaging	0.1%
Distributors	0.1%
Diversified Consumer Services	0.8%
Diversified Financial Services	0.2%
Diversified Telecommunication Services	0.4%
Electric Utilities	1.0%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	1.9%
Energy Equipment & Services	0.9%
Entertainment	0.4%
Equity Real Estate Investment Trusts (REITs)	5.8%
Food & Staples Retailing	0.5%
Food Products	0.9%
Gas Utilities	1.0%
Health Care Equipment & Supplies	2.8%
Health Care Providers & Services	1.5%
Health Care Technology	1.0%
Hotels, Restaurants & Leisure	2.4%
Household Durables	1.5%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.3%
Industrial Conglomerates	0.0%*
Insurance	2.2%
Interactive Media & Services	0.4%
Internet & Direct Marketing Retail	0.7%
IT Services	1.8%
Leisure Products	0.3%
Life Sciences Tools & Services	0.5%
Machinery	3.0%
Marine	0.1%
Media	1.3%
Metals & Mining	0.8%
Mortgage Real Estate Investment Trusts (REITs)	1.0%
Multiline Retail	0.3%
Multi-Utilities	0.5%
Oil, Gas & Consumable Fuels	1.7%
Paper & Forest Products	0.3%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO RUSSELL2000 URTY :: 135

Personal Products	0.2%
Pharmaceuticals	1.4%
Professional Services	1.3%
Real Estate Management & Development	0.5%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	2.0%
Software	4.9%
Specialty Retail	2.2%
Technology Hardware, Storage & Peripherals	0.3%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	2.0%
Tobacco	0.1%
Trading Companies & Distributors	1.0%
Water Utilities	0.4%
Wireless Telecommunication Services	0.1%
Other[1]	19.9%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

136 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 77.0%
Abbott Laboratories (Health Care Equipment & Supplies)	0.4%	65,184	$4,962,458
AbbVie, Inc. (Biotechnology)	0.4%	54,746	4,199,566
Accenture plc, Class A (IT Services)	0.4%	23,659	4,212,958
Adobe, Inc.* (Software)	0.4%	18,105	4,904,644
Alphabet, Inc., Class A* (Interactive Media & Services)	1.1%	11,105	12,287,682
Alphabet, Inc., Class C* (Interactive Media & Services)	1.1%	11,405	12,586,900
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.5%	15,318	27,190,522
Amgen, Inc. (Biotechnology)	0.3%	23,095	3,849,936
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.6%	166,247	29,104,862
AT&T, Inc. (Diversified Telecommunication Services)	0.7%	270,348	8,267,242
Bank of America Corp. (Banks)	0.8%	333,371	8,867,669
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.3%	72,166	14,247,012
Boeing Co. (The) (Aerospace & Defense)	0.6%	19,503	6,662,420
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.7%	70,513	8,027,905
Cisco Systems, Inc. (Communications Equipment)	0.8%	163,371	8,500,193
Citigroup, Inc. (Banks)	0.5%	82,324	5,116,437
Coca-Cola Co. (The) (Beverages)	0.6%	142,803	7,015,911
Comcast Corp., Class A (Media)	0.6%	167,618	6,872,338
Costco Wholesale Corp. (Food & Staples Retailing)	0.4%	16,353	3,917,852
Eli Lilly & Co. (Pharmaceuticals)	0.3%	32,051	3,715,993
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	157,247	11,128,370
Facebook, Inc., Class A* (Interactive Media & Services)	1.4%	88,530	15,711,419
Home Depot, Inc. (The) (Specialty Retail)	0.7%	41,921	7,958,702
Honeywell International, Inc. (Industrial Conglomerates)	0.4%	27,057	4,445,736
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.7%	166,893	$7,349,968
International Business Machines Corp. (IT Services)	0.4%	33,024	4,193,718
Johnson & Johnson (Pharmaceuticals)	1.2%	98,840	12,962,866
JPMorgan Chase & Co. (Banks)	1.2%	121,515	12,875,729
Mastercard, Inc., Class A (IT Services)	0.8%	33,499	8,424,664
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.5%	28,397	5,630,273
Medtronic plc (Health Care Equipment & Supplies)	0.4%	49,771	4,607,799
Merck & Co., Inc. (Pharmaceuticals)	0.7%	95,795	7,587,922
Microsoft Corp. (Software)	3.2%	284,740	35,216,643
Netflix, Inc.* (Entertainment)	0.5%	16,202	5,561,823
Oracle Corp. (Software)	0.4%	94,568	4,785,141
PayPal Holdings, Inc.* (IT Services)	0.4%	43,543	4,778,844
PepsiCo, Inc. (Beverages)	0.6%	52,131	6,672,768
Pfizer, Inc. (Pharmaceuticals)	0.8%	206,040	8,554,781
Philip Morris International, Inc. (Tobacco)	0.4%	57,689	4,449,553
Procter & Gamble Co. (The) (Household Products)	0.9%	92,838	9,553,959
salesforce.com, Inc.* (Software)	0.4%	28,385	4,297,773
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.4%	14,947	3,990,550
Union Pacific Corp. (Road & Rail)	0.4%	26,832	4,475,041
United Technologies Corp. (Aerospace & Defense)	0.3%	30,086	3,799,862
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.8%	35,614	8,611,465
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.8%	153,353	8,334,736
Visa, Inc., Class A (IT Services)	1.0%	64,952	10,478,706
Walmart, Inc. (Food & Staples Retailing)	0.5%	52,832	5,359,278
Walt Disney Co. (The) (Entertainment)	0.8%	64,809	8,557,380
Wells Fargo & Co. (Banks)	0.6%	151,957	6,742,332
Other Common Stocks(b)	37.9%	6,422,823	419,228,967
Total Common Stocks (Cost $938,989,598)			850,837,268

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO S&P500® UPRO :: 137

	Principal Amount	Value
Short-Term Investments — 14.8%
Repurchase Agreements (c) — 13.8%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $152,642,592 (Cost $152,611,311)	$152,611,311	$152,611,311
U.S. Treasury Obligations — 1.0%
U.S. Treasury Bills
2.36%, 6/6/2019 (d)	2,292,000	2,291,590
2.37%, 6/13/2019 (d)	2,292,000	2,290,563
2.31%, 6/20/2019 (d)	3,355,000	3,351,419
2.33%, 7/18/2019 (d)	3,172,000	3,162,935
Total U.S. Treasury Obligations (Cost $11,094,761)		11,096,507
Total Short-Term Investments (Cost $163,706,072)		163,707,818
Total Investments — 91.8% (Cost $1,102,695,670)		1,014,545,086
Other assets less liabilities — 8.2%		90,465,995
Net Assets — 100.0%		$1,105,011,081

*  Non-income producing security.

(a)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $273,351,263.

(b)  The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $73,816, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 3.13%, and maturity dates ranging from June 6, 2019 - February 15, 2045; a total value of $85,279.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(d)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,669,434
Aggregate gross unrealized depreciation	(173,538,189)
Net unrealized depreciation	$(88,868,755)
Federal income tax cost	$1,123,090,217

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	632	6/21/2019	USD	$86,963,200	$(1,780,870)

Swap Agreements1

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
15,107,950	11/6/2019	Bank of America NA	2.76%	SPDR® S&P 500® ETF Trust	782,315
400,830,436	11/6/2019	Bank of America NA	2.66%	S&P 500®	(12,018,170)
415,938,386					(11,235,855)	11,235,855	—	—
255,601,948	11/6/2020	BNP Paribas SA	3.01%	S&P 500®	9,559,593	(9,559,593)	—	—
288,132,016	12/10/2019	Citibank NA	2.89%	S&P 500®	46,494,044	—	(46,494,044)	—
293,641,425	11/6/2019	Credit Suisse International	3.06%	S&P 500®	(22,625,525)	20,704,459	1,921,066	—
312,393,558	11/6/2019	Deutsche Bank AG	2.96%	S&P 500®	3,205,963	—	(3,205,963)	—

See accompanying notes to the financial statements.

138 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
11,332,591	11/6/2019	Goldman Sachs International	2.84%	SPDR® S&P 500® ETF Trust	580,162
199,393,545	11/6/2019	Goldman Sachs International	2.94%	S&P 500®	(4,856,304)
210,726,136					(4,276,142)	—	4,276,142	—
5,148,006	11/6/2019	Morgan Stanley & Co. International plc	2.86%	SPDR® S&P 500® ETF Trust	319,740
21,124,917	12/2/2019	Morgan Stanley & Co. International plc	2.96%	S&P 500®	(2,178,309)
26,272,923					(1,858,569)	—	1,858,569	—
343,212,595	11/6/2019	Societe Generale	3.11%	S&P 500®	(3,863,620)	—	3,419,100	(444,520)
231,377,020	11/6/2020	UBS AG	2.96%	S&P 500®	6,057,357	(6,057,357)	—	—
2,377,296,007					21,457,246
				Total Unrealized Appreciation	66,999,174
				Total Unrealized Depreciation	(45,541,928)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U. S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO S&P500® UPRO :: 139

UltraPro S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2019:

Aerospace & Defense	2.0%
Air Freight & Logistics	0.4%
Airlines	0.3%
Auto Components	0.1%
Automobiles	0.3%
Banks	4.2%
Beverages	1.5%
Biotechnology	1.7%
Building Products	0.2%
Capital Markets	2.1%
Chemicals	1.5%
Commercial Services & Supplies	0.3%
Communications Equipment	1.0%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.6%
Containers & Packaging	0.2%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.3%
Diversified Telecommunication Services	1.5%
Electric Utilities	1.6%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	0.3%
Energy Equipment & Services	0.3%
Entertainment	1.6%
Equity Real Estate Investment Trusts (REITs)	2.4%
Food & Staples Retailing	1.1%
Food Products	0.9%
Gas Utilities	0.0%*
Health Care Equipment & Supplies	2.7%
Health Care Providers & Services	2.1%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.5%
Household Durables	0.2%
Household Products	1.3%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.1%
Insurance	2.0%
Interactive Media & Services	3.8%
Internet & Direct Marketing Retail	2.9%
IT Services	4.1%
Leisure Products	0.1%
Life Sciences Tools & Services	0.8%
Machinery	1.2%
Media	1.1%
Metals & Mining	0.2%
Multiline Retail	0.4%
Multi-Utilities	0.9%
Oil, Gas & Consumable Fuels	3.5%
Personal Products	0.1%
Pharmaceuticals	3.6%
Professional Services	0.2%

See accompanying notes to the financial statements.

140 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2019 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Real Estate Management & Development	0.1%
Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	2.7%
Software	5.2%
Specialty Retail	1.8%
Technology Hardware, Storage & Peripherals	2.9%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	0.7%
Trading Companies & Distributors	0.1%
Water Utilities	0.1%
Other[1]	23.0%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO S&P500® UPRO :: 141

Investments	Principal Amount	Value
Short-Term Investments — 100.9%
Repurchase Agreements (a) — 47.0%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $17,394,791 (Cost $17,391,226)	$17,391,226	$17,391,226
U.S. Treasury Obligations — 53.9%
U.S. Treasury Bills
2.37%, 6/6/2019(b)	2,032,000	2,031,638
2.36%, 6/13/2019(b)	1,857,000	1,855,836
2.40%, 6/20/2019(b)	2,432,000	2,429,413
2.35%, 6/27/2019(b)	2,027,000	2,023,987
2.34%, 7/5/2019(b)	1,825,000	1,821,275
2.41%, 7/18/2019(b)	1,676,000	1,671,202
2.38%, 7/25/2019(b)	1,959,000	1,952,525
2.35%, 8/15/2019(b)	2,343,000	2,332,191
2.40%, 9/12/2019(b)	1,569,000	1,558,887
2.41%, 10/10/2019(b)	1,496,000	1,483,731
2.68%, 12/5/2019(b)	775,000	766,058
Total U.S. Treasury Obligations (Cost $19,920,655)		19,926,743
Total Short-Term Investments (Cost $37,311,881)		37,317,969
Total Investments — 100.9% (Cost $37,311,881)		37,317,969
Liabilities in excess of other assets — (0.9%)		(343,338)
Net Assets — 100.0%		$36,974,631

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,005
Aggregate gross unrealized depreciation	(12,200,589)
Net unrealized depreciation	$(12,187,584)
Federal income tax cost	$37,311,881

Futures Contracts Sold

UltraPro Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	10	9/19/2019	USD	$1,537,188	$(17,803)

See accompanying notes to the financial statements.

142 :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(10,283,954)	1/6/2020	Bank of America NA	(2.17)%	ICE U.S. Treasury 20+ Year Bond Index	(2,334,825)	—	2,199,000	(135,825)
(1,349,304)	3/6/2020	Citibank NA	(2.11)%	ICE U.S. Treasury 20+ Year Bond Index	(883,266)	—	819,704	(63,562)
(5,597,774)	11/6/2020	Goldman Sachs International	(2.11)%	ICE U.S. Treasury 20+ Year Bond Index	6,917	(6,917)	—	—
(92,633,574)	3/6/2020	Societe Generale	(2.14)%	ICE U.S. Treasury 20+ Year Bond Index	(8,964,695)	—	8,662,186	(302,509)
(109,864,606)					(12,175,869)
				Total Unrealized Appreciation	6,917
				Total Unrealized Depreciation	(12,182,786)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: 143

Investments	Principal Amount	Value
Short-Term Investments — 72.1%
Repurchase Agreements (a) — 72.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,358,781 (Cost $2,358,297)	$2,358,297	$2,358,297
Total Investments — 72.1% (Cost $2,358,297)		2,358,297
Other assets less liabilities — 27.9%		912,406
Net Assets — 100.0%		$3,270,703

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(734,491)
Net unrealized depreciation	$(734,491)
Federal income tax cost	$2,358,297

Swap Agreements1

UltraPro Short Communication Services Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(4,690,537)	12/7/2020	Deutsche Bank AG	(2.54)%	Communication Services Select Sector Index[6]	(632,679)	—	632,679	—
(1,389,352)	12/7/2020	Goldman Sachs International	(2.54)%	Communication Services Select Sector Index[6]	(35,921)	—	35,921	—
(3,719,861)	12/7/2020	UBS AG	(2.21)%	Communication Services Select Sector Index[6]	(65,891)	—	—	(65,891)
(9,799,750)					(734,491)
				Total Unrealized Depreciation	(734,491)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares UltraPro Communication Services Select Sector for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

144 :: SCOM ULTRAPRO SHORT COMMUNICATION SERVICES SELECT SECTOR :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 113.6%
Repurchase Agreements (a) — 20.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $51,054,331 (Cost $51,043,869)	$51,043,869	$51,043,869
U.S. Treasury Obligations (b) — 93.5%
U.S. Treasury Bills
2.40%, 6/6/2019 (c)	12,000,000	11,997,853
2.40%, 6/13/2019 (c)	16,000,000	15,989,966
2.43%, 6/20/2019 (c)	16,000,000	15,982,925
2.41%, 6/27/2019 (c)	12,000,000	11,982,105
2.39%, 7/5/2019 (c)	12,000,000	11,975,493
2.40%, 7/11/2019 (c)	12,000,000	11,971,044
2.41%, 7/18/2019 (c)	16,000,000	15,954,275
2.40%, 7/25/2019 (c)	12,000,000	11,960,328
2.42%, 8/1/2019 (c)	12,000,000	11,954,895
2.42%, 8/8/2019 (c)	12,000,000	11,949,785
2.42%, 8/15/2019 (c)	15,000,000	14,930,764
2.40%, 8/22/2019 (c)	11,000,000	10,944,022
2.41%, 8/29/2019 (c)	5,000,000	4,972,239
2.44%, 9/5/2019 (c)	5,000,000	4,969,795
2.42%, 9/12/2019 (c)	9,000,000	8,942,051
2.38%, 9/19/2019 (c)	6,000,000	5,958,690
2.43%, 10/10/2019 (c)	9,000,000	8,925,981
2.40%, 10/17/2019 (c)	5,000,000	4,956,626
2.40%, 10/24/2019 (c)	5,000,000	4,954,394
2.45%, 11/7/2019 (c)	9,000,000	8,910,019
2.43%, 12/5/2019 (c)	4,000,000	3,953,776
2.49%, 1/2/2020 (c)	4,000,000	3,946,957
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 1/30/2020 (c)	$4,000,000	$3,940,263
2.39%, 2/27/2020 (c)	4,000,000	3,933,423
2.39%, 3/26/2020 (c)	4,000,000	3,927,411
2.39%, 4/23/2020 (c)	4,000,000	3,921,139
2.33%, 5/21/2020 (c)	4,000,000	3,916,012
Total U.S. Treasury Obligations (Cost $237,625,426)		237,722,231
Total Short-Term Investments (Cost $288,669,295)		288,766,100
Total Investments — 113.6% (Cost $288,669,295)		288,766,100
Liabilities in excess of other assets — (13.6%)		(34,516,832)
Net Assets — 100.0%		$254,249,268

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $59,978,080.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,779,396
Aggregate gross unrealized depreciation	(40,897,706)
Net unrealized depreciation	$(35,118,310)
Federal income tax cost	$288,669,295

Futures Contracts Sold

UltraPro Short Dow30SM had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	158	6/21/2019	USD	$19,606,220	$839,359

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO SHORT DOW30SM SDOW :: 145

Swap Agreements1

UltraPro Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(21,694,847)	11/6/2020	Bank of America NA	(2.57)%	Dow Jones Industrial AverageSM	3,184,525	(2,814,328)	—	370,197
(40,051,475)	11/6/2019	BNP Paribas SA	(2.71)%	Dow Jones Industrial AverageSM	1,444,644	(996,445)	—	448,199
(96,202,575)	11/6/2020	Citibank NA	(2.71)%	Dow Jones Industrial AverageSM	(3,414,771)	3,414,768	3	—
(2,979,591)	11/6/2019	Credit Suisse International	(2.76)%	Dow Jones Industrial AverageSM	(526,072)	264,072	262,000	—
(10,618,604)	11/6/2019	Deutsche Bank AG	(2.79)%	Dow Jones Industrial AverageSM	(6,339)	6,339	—	—
(1,965,575)	11/6/2019	Goldman Sachs International	(2.59)%	Dow Jones Industrial AverageSM	(531,562)
(1,514,288)	11/6/2019	Goldman Sachs International	(2.44)%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(348,348)
(3,479,863)					(879,910)	879,910	—	—
(101,562,772)	11/6/2019	Morgan Stanley & Co. International plc	(2.56)%	Dow Jones Industrial AverageSM	128,080	—	—	128,080
(427,558,251)	11/6/2019	Societe Generale	(2.96)%	Dow Jones Industrial AverageSM	(36,070,614)	36,070,614	—	—
(39,027,333)	11/6/2020	UBS AG	(2.66)%	Dow Jones Industrial AverageSM	85,983	—	—	85,983
(743,175,311)					(36,054,474)
				Total Unrealized Appreciation	4,843,232
				Total Unrealized Depreciation	(40,897,706)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

146 :: SDOW ULTRAPRO SHORT DOW30SM :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 83.5%
Repurchase Agreements (a) — 83.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,245,004 (Cost $1,244,749)	$1,244,749	$1,244,749
Total Investments — 83.5% (Cost $1,244,749)		1,244,749
Other assets less liabilities — 16.5%		246,298
Net Assets — 100.0%		$1,491,047

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$83,565
Aggregate gross unrealized depreciation	(444,201)
Net unrealized depreciation	$(360,636)
Federal income tax cost	$1,244,749

Swap Agreements1

UltraPro Short Financial Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(22,309)	11/6/2019	Bank of America NA	(2.26)%	S&P Financial Select Sector Index[6]	(8,366)	—	8,366	—
(37,667)	12/7/2020	Deutsche Bank AG	(2.59)%	S&P Financial Select Sector Index[6]	174	—	—	174
(1,351,006)	11/6/2019	Morgan Stanley & Co. International plc	(2.66)%	S&P Financial Select Sector Index[6]	(131,181)	—	131,181	—
(1,589,469)	11/6/2020	Societe Generale	(2.31)%	S&P Financial Select Sector Index[6]	83,391	—	—	83,391
(1,468,832)	11/6/2019	UBS AG	(2.21)%	S&P Financial Select Sector Index[6]	(304,654)	—	304,654	—
(4,469,283)					(360,636)
				Total Unrealized Appreciation	83,565
				Total Unrealized Depreciation	(444,201)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares UltraPro Financial Select Sector for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO SHORT FINANCIAL SELECT SECTOR FINZ :: 147

Investments	Principal Amount	Value
Short-Term Investments — 85.5%
Repurchase Agreements (a) — 85.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,265,530 (Cost $2,265,067)	$2,265,067	$2,265,067
Total Investments — 85.5% (Cost $2,265,067)		2,265,067
Other assets less liabilities — 14.5%		384,943
Net Assets — 100.0%		$2,650,010

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,833
Aggregate gross unrealized depreciation	(1,014,805)
Net unrealized depreciation	$(904,972)
Federal income tax cost	$2,265,067

Futures Contracts Sold

UltraPro Short MidCap400 had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	2	6/21/2019	USD	$361,980	$25,040

See accompanying notes to the financial statements.

148 :: SMDD ULTRAPRO SHORT MIDCAP400 :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,259,967)	11/6/2019	Bank of America NA	(2.56)%	S&P MidCap 400®	57,596	—	—	57,596
(392,728)	11/6/2020	BNP Paribas SA	(2.56)%	S&P MidCap 400®	22,249	—	—	22,249
(1,330,917)	11/6/2019	Citibank NA	(2.59)%	S&P MidCap 400®	(96,657)	—	52,250	(44,407)
(14,332)	11/6/2019	Credit Suisse International	(2.61)%	S&P MidCap 400®	868	—	—	868
(171,672)	11/6/2019	Goldman Sachs International	(2.14)%	SPDR® S&P MidCap 400® ETF Trust	4,080	—	—	4,080
(2,393,222)	11/6/2020	Morgan Stanley & Co. International plc	(2.36)%	S&P MidCap 400®	(185,563)	—	185,563	—
(2,025,790)	11/6/2020	Societe Generale	(2.36)%	S&P MidCap 400®	(732,585)	—	680,400	(52,185)
(7,588,628)					(930,012)
				Total Unrealized Appreciation	84,793
				Total Unrealized Depreciation	(1,014,805)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO SHORT MIDCAP400 SMDD :: 149

Investments	Principal Amount	Value
Short-Term Investments — 43.3%
Repurchase Agreements (a) — 43.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,305,489 (Cost $2,305,017)	$2,305,017	$2,305,017
Total Investments — 43.3% (Cost $2,305,017)		2,305,017
Other assets less liabilities — 56.7%		3,021,306
Net Assets — 100.0%		$5,326,323

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$485,189
Aggregate gross unrealized depreciation	(1,082,873)
Net unrealized depreciation	$(597,684)
Federal income tax cost	$2,305,017

Swap Agreements1

UltraPro Short Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(4,593,419)	11/6/2019	Bank of America NA	(2.16)%	NASDAQ Biotechnology Index®	(821,410)	—	821,410	—
(5,010,211)	12/7/2020	Deutsche Bank AG	(2.09)%	NASDAQ Biotechnology Index®	13,394	—	(13,394)	—
(3,103,647)	11/6/2019	Goldman Sachs International	(1.94)%	NASDAQ Biotechnology Index®	317,597	(245,126)	—	72,471
(1,161,851)	11/13/2019	Societe Generale	(2.56)%	NASDAQ Biotechnology Index®	154,198	(154,198)	—	—
(2,109,880)	11/6/2019	UBS AG	(1.46)%	NASDAQ Biotechnology Index®	(261,463)	—	261,463	—
(15,979,008)					(597,684)
				Total Unrealized Appreciation	485,189
				Total Unrealized Depreciation	(1,082,873)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

150 :: ZBIO ULTRAPRO SHORT NASDAQ BIOTECHNOLOGY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 126.4%
Repurchase Agreements (a) — 17.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $199,672,411 (Cost $199,631,492)	$199,631,492	$199,631,492
U.S. Treasury Obligations (b) — 108.7%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	56,000,000	55,989,978
2.40%, 6/13/2019 (c)	81,000,000	80,949,207
2.43%, 6/20/2019 (c)	84,000,000	83,910,354
2.41%, 6/27/2019 (c)	64,000,000	63,904,562
2.39%, 7/5/2019 (c)	63,000,000	62,871,340
2.40%, 7/11/2019 (c)	61,000,000	60,852,807
2.41%, 7/18/2019 (c)	81,000,000	80,768,517
2.40%, 7/25/2019 (c)	63,000,000	62,791,724
2.41%, 8/1/2019 (c)	61,000,000	60,770,714
2.41%, 8/8/2019 (c)	61,000,000	60,744,741
2.41%, 8/15/2019 (c)	79,000,000	78,635,357
2.39%, 8/22/2019 (c)	55,000,000	54,720,111
2.41%, 8/29/2019 (c)	29,000,000	28,838,984
2.44%, 9/5/2019 (c)	28,000,000	27,830,850
2.42%, 9/12/2019 (c)	50,000,000	49,678,062
2.38%, 9/19/2019 (c)	31,000,000	30,786,565
2.43%, 10/10/2019 (c)	48,000,000	47,605,231
2.40%, 10/17/2019 (c)	28,000,000	27,757,108
2.40%, 10/24/2019 (c)	28,000,000	27,744,606
2.44%, 11/7/2019 (c)	48,000,000	47,520,103
2.42%, 12/5/2019 (c)	20,000,000	19,768,878
2.49%, 1/2/2020 (c)	18,000,000	17,761,307
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 1/30/2020 (c)	$20,000,000	$19,701,316
2.39%, 2/27/2020 (c)	20,000,000	19,667,112
2.39%, 3/26/2020 (c)	20,000,000	19,637,055
2.39%, 4/23/2020 (c)	20,000,000	19,605,697
2.33%, 5/21/2020 (c)	19,000,000	18,601,058
Total U.S. Treasury Obligations (Cost $1,228,924,404)		1,229,413,344
Total Short-Term Investments (Cost $1,428,555,896)		1,429,044,836
Total Investments — 126.4% (Cost $1,428,555,896)		1,429,044,836
Liabilities in excess of other assets — (26.4%)		(298,376,813)
Net Assets — 100.0%		$1,130,668,023

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $640,978,586.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,257,265
Aggregate gross unrealized depreciation	(350,073,630)
Net unrealized depreciation	$(333,816,365)
Federal income tax cost	$1,428,555,896

Futures Contracts Sold

UltraPro Short QQQ had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	1,268	6/21/2019	USD	$180,848,500	$9,397,275

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO SHORT QQQ SQQQ :: 151

Swap Agreements1

UltraPro Short QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(162,936,911)	11/6/2020	Bank of America NA	(2.36)%	NASDAQ-100 Index®	(24,315,502)	24,315,502	—	—
(358,315,421)	11/6/2019	BNP Paribas SA	(2.66)%	NASDAQ-100 Index®	(61,575,406)	61,575,406	—	—
(464,774,248)	11/6/2020	Citibank NA	(2.66)%	NASDAQ-100 Index®	(27,528,302)	26,118,302	1,410,000	—
(81,581,384)	11/6/2019	Credit Suisse International	(2.76)%	NASDAQ-100 Index®	(27,622,430)	27,622,430	—	—
(818,927,133)	11/6/2019	Deutsche Bank AG	(2.74)%	NASDAQ-100 Index®	(73,386,529)	73,386,529	—	—
(121,711,685)	11/6/2019	Goldman Sachs International	(2.69)%	NASDAQ-100 Index®	(19,109,395)
(115,301)	11/6/2020	Goldman Sachs International	(2.49)%	Invesco QQQ TrustSM, Series 1	(1,393)
(121,826,986)					(19,110,788)	19,110,788	—	—
(15,114,540)	11/6/2019	Morgan Stanley & Co. International plc	(2.56)%	NASDAQ-100 Index®	6,079,843
(10,145,935)	11/6/2019	Morgan Stanley & Co. International plc	(2.36)%	Invesco QQQ TrustSM, Series 1	291,207
(25,260,475)					6,371,050	(6,242,000)	—	129,050
(560,943,708)	11/6/2019	Societe Generale	(2.96)%	NASDAQ-100 Index®	(93,626,131)	93,626,131	—	—
(616,580,686)	11/6/2020	UBS AG	(2.61)%	NASDAQ-100 Index®	(22,908,542)	22,908,542	—	—
(3,211,146,952)					(343,702,580)
				Total Unrealized Appreciation	6,371,050
				Total Unrealized Depreciation	(350,073,630)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

152 :: SQQQ ULTRAPRO SHORT QQQ :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 90.2%
Repurchase Agreements (a) — 52.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $42,921,905 (Cost $42,913,109)	$42,913,109	$42,913,109
U.S. Treasury Obligations (b) — 37.5%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	3,078,000	3,077,449
2.36%, 6/13/2019 (c)	3,197,000	3,194,995
2.38%, 6/20/2019 (c)	4,187,000	4,182,531
2.35%, 6/27/2019 (c)	2,989,000	2,984,543
2.34%, 7/5/2019 (c)	3,095,000	3,088,679
2.41%, 7/18/2019 (c)	1,990,000	1,984,313
2.39%, 7/25/2019 (c)	2,968,000	2,958,188
2.35%, 8/15/2019 (c)	3,974,000	3,955,657
2.40%, 9/12/2019 (c)	2,312,000	2,297,114
2.41%, 10/10/2019 (c)	2,206,000	2,187,857
2.68%, 12/5/2019 (c)	617,000	609,870
Total U.S. Treasury Obligations (Cost $30,513,088)		30,521,196
Total Short-Term Investments (Cost $73,426,197)		73,434,305
Total Investments — 90.2% (Cost $73,426,197)		73,434,305
Other assets less liabilities — 9.8%		8,008,131
Net Assets — 100.0%		$81,442,436
(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $8,595,252.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,624,538
Aggregate gross unrealized depreciation	(19,253,111)
Net unrealized depreciation	$(11,628,573)
Federal income tax cost	$73,426,197

Futures Contracts Sold

UltraPro Short Russell2000 had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	130	6/21/2019	USD	$9,529,650	$490,829

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO SHORT RUSSELL2000 SRTY :: 153

Swap Agreements1

UltraPro Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(19,515,791)	11/6/2019	Bank of America NA	(2.26)%	Russell 2000® Index	244,425	—	—	244,425
(10,196,879)	11/6/2019	BNP Paribas SA	(2.06)%	Russell 2000® Index	491,419	(328,827)	—	162,592
(10,529,389)	11/6/2019	Citibank NA	(2.04)%	Russell 2000® Index	(544,756)	—	544,756	—
(530,822)	11/6/2019	Credit Suisse International	(2.21)%	Russell 2000® Index	10,660	—	—	10,660
(727,547)	11/6/2019	Deutsche Bank AG	(1.99)%	Russell 2000® Index	365,374	—	(322,190)	43,184
(275,042)	11/6/2019	Goldman Sachs International	(2.14)%	Russell 2000® Index	256,988	(256,988)	—	—
(26,007,260)	11/6/2019	Morgan Stanley & Co. International plc	(2.06)%	Russell 2000® Index	5,743,809
(535,470)	11/6/2019	Morgan Stanley & Co. International plc	(1.86)%	iShares® Russell 2000 ETF	12,926
(26,542,730)					5,756,735	(5,559,104)	—	197,631
(125,816,095)	11/6/2020	Societe Generale	(2.06)%	Russell 2000® Index	(13,556,995)	1,967,995	11,589,000	—
(40,677,685)	11/6/2020	UBS AG	(1.96)%	Russell 2000® Index	(5,151,360)	1,851,360	3,300,000	—
(234,811,980)					(12,127,510)
				Total Unrealized Appreciation	7,125,601
				Total Unrealized Depreciation	(19,253,111)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

154 :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 107.1%
Repurchase Agreements (a) — 23.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $143,785,248 (Cost $143,755,783)	$143,755,783	$143,755,783
U.S. Treasury Obligations (b) — 83.6%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	24,000,000	23,995,705
2.40%, 6/13/2019 (c)	34,000,000	33,978,679
2.42%, 6/20/2019 (c)	37,000,000	36,960,512
2.40%, 6/27/2019 (c)	28,000,000	27,958,246
2.39%, 7/5/2019 (c)	25,000,000	24,948,945
2.40%, 7/11/2019 (c)	24,000,000	23,942,088
2.41%, 7/18/2019 (c)	33,000,000	32,905,692
2.40%, 7/25/2019 (c)	25,000,000	24,917,351
2.41%, 8/1/2019 (c)	25,000,000	24,906,030
2.41%, 8/8/2019 (c)	25,000,000	24,895,386
2.41%, 8/15/2019 (c)	35,000,000	34,838,449
2.39%, 8/22/2019 (c)	24,000,000	23,877,867
2.41%, 8/29/2019 (c)	11,000,000	10,938,925
2.44%, 9/5/2019 (c)	11,000,000	10,933,548
2.41%, 9/12/2019 (c)	22,000,000	21,858,348
2.38%, 9/19/2019 (c)	13,000,000	12,910,495
2.43%, 10/10/2019 (c)	19,000,000	18,843,737
2.40%, 10/17/2019 (c)	11,000,000	10,904,578
2.40%, 10/24/2019 (c)	11,000,000	10,899,667
2.46%, 11/7/2019 (c)	20,000,000	19,800,043
2.45%, 12/5/2019 (c)	9,000,000	8,895,995
2.49%, 1/2/2020 (c)	7,000,000	6,907,175
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 1/30/2020 (c)	$8,000,000	$7,880,526
2.39%, 2/27/2020 (c)	8,000,000	7,866,845
2.39%, 3/26/2020 (c)	8,000,000	7,854,822
2.39%, 4/23/2020 (c)	8,000,000	7,842,279
2.33%, 5/21/2020 (c)	8,000,000	7,832,024
Total U.S. Treasury Obligations (Cost $510,090,200)		510,293,957
Total Short-Term Investments (Cost $653,845,983)		654,049,740
Total Investments — 107.1% (Cost $653,845,983)		654,049,740
Liabilities in excess of other assets — (7.1%)		(43,404,563)
Net Assets — 100.0%		$610,645,177

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $235,219,112.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,928,126
Aggregate gross unrealized depreciation	(70,720,946)
Net unrealized depreciation	$(50,792,820)
Federal income tax cost	$653,845,983

Futures Contracts Sold

UltraPro Short S&P500® had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	737	6/21/2019	USD	$101,411,200	$4,313,148

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRAPRO SHORT S&P500® SPXU :: 155

Swap Agreements1

UltraPro Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(225,869,350)	11/6/2019	Bank of America NA	(2.46)%	S&P 500®	(13,460,738)	13,460,738	—	—
(238,405,005)	11/6/2020	BNP Paribas SA	(2.71)%	S&P 500®	(274,003)	274,003	—	—
(175,652,115)	11/6/2020	Citibank NA	(2.74)%	S&P 500®	(13,307,798)	12,063,793	1,244,005	—
(155,761,100)	11/6/2019	Credit Suisse International	(2.76)%	S&P 500®	(24,045,572)	24,045,572	—	—
(325,725,246)	11/6/2019	Deutsche Bank AG	(2.81)%	S&P 500®	(1,210,560)	1,210,560	—	—
(173,986,356)	11/6/2019	Goldman Sachs International	(2.74)%	S&P 500®	533,575
(981,428)	11/6/2019	Goldman Sachs International	(2.64)%	SPDR® S&P 500® ETF Trust	1,701
(174,967,784)					535,276	—	—	535,276
(18,031,987)	1/6/2020	Morgan Stanley & Co. International plc	(2.66)%	S&P 500®	14,875,945	(14,875,945)	—	—
(187,622,392)	11/6/2019	Societe Generale	(2.96)%	S&P 500®	(14,784,414)	14,784,414	—	—
(228,760,826)	11/6/2020	UBS AG	(2.61)%	S&P 500®	(3,637,861)	3,637,861	—	—
(1,730,795,805)					(55,309,725)
				Total Unrealized Appreciation	15,411,221
				Total Unrealized Depreciation	(70,720,946)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

156 :: SPXU ULTRAPRO SHORT S&P500® :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 117.2%
Repurchase Agreements (a) — 69.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $46,465,606 (Cost $46,456,085)	$46,456,085	$46,456,085
U.S. Treasury Obligations (b) — 47.8%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	3,115,000	3,114,445
2.36%, 6/13/2019 (c)	3,190,000	3,188,000
2.40%, 6/20/2019 (c)	4,178,000	4,173,557
2.35%, 6/27/2019 (c)	3,108,000	3,103,379
2.34%, 7/5/2019 (c)	2,982,000	2,975,913
2.41%, 7/18/2019 (c)	2,784,000	2,776,031
2.38%, 7/25/2019 (c)	3,004,000	2,994,071
2.35%, 8/15/2019 (c)	3,828,000	3,810,341
2.40%, 9/12/2019 (c)	2,405,000	2,389,498
2.41%, 10/10/2019 (c)	2,294,000	2,275,186
2.67%, 12/5/2019 (c)	1,212,000	1,198,016
Total U.S. Treasury Obligations (Cost $31,988,775)		31,998,437
Total Short-Term Investments (Cost $78,444,860)		78,454,522
Total Investments — 117.2% (Cost $78,444,860)		78,454,522
Liabilities in excess of other assets — (17.2%)		(11,488,731)
Net Assets — 100.0%		$66,965,791

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $11,269,523.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,662
Aggregate gross unrealized depreciation	(12,367,948)
Net unrealized depreciation	$(12,358,286)
Federal income tax cost	$78,444,860

Futures Contracts Sold

UltraShort 7-10 Year Treasury had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency		Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	22	9/19/2019	USD	$	2,788,500	$(9,970)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT 7-10 YEAR TREASURY PST :: 157

Swap Agreements1

UltraShort 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,732,031)	3/6/2020	Citibank NA	(1.99)%	ICE U.S. Treasury 7-10 Year Bond Index	(1,182,276)	606,960	59,001	(516,315)
(128,753,039)	12/6/2019	Societe Generale	(2.14)%	ICE U.S. Treasury 7-10 Year Bond Index	(11,175,702)	10,312,702	863,000	—
(131,485,070)					(12,357,978)
				Total Unrealized Depreciation	(12,357,978)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

158 :: PST ULTRASHORT 7-10 YEAR TREASURY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 118.5%
Repurchase Agreements (a) — 22.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $200,897,331 (Cost $200,856,162)	$200,856,162	$200,856,162
U.S. Treasury Obligations (b) — 95.8%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	43,000,000	42,992,335
2.40%, 6/13/2019 (c)	54,000,000	53,966,150
2.41%, 6/20/2019 (c)	60,000,000	59,936,179
2.40%, 6/27/2019 (c)	46,000,000	45,931,613
2.39%, 7/5/2019 (c)	43,000,000	42,912,232
2.38%, 7/11/2019 (c)	41,000,000	40,900,991
2.44%, 7/18/2019 (c)	53,000,000	52,848,288
2.38%, 7/25/2019 (c)	41,000,000	40,864,480
2.42%, 8/1/2019 (c)	41,000,000	40,846,276
2.42%, 8/8/2019 (c)	40,000,000	39,832,250
2.39%, 8/15/2019 (c)	56,000,000	55,741,661
2.40%, 8/22/2019 (c)	40,000,000	39,796,444
2.41%, 8/29/2019 (c)	20,000,000	19,888,833
2.44%, 9/5/2019 (c)	20,000,000	19,879,429
2.43%, 9/12/2019 (c)	35,000,000	34,774,398
2.38%, 9/19/2019 (c)	20,000,000	19,862,375
2.44%, 10/10/2019 (c)	33,000,000	32,729,356
2.40%, 10/17/2019 (c)	18,000,000	17,843,770
2.40%, 10/24/2019 (c)	18,000,000	17,835,777
2.53%, 11/7/2019 (c)	32,000,000	31,679,371
2.61%, 12/5/2019 (c)	14,000,000	13,838,473
2.49%, 1/2/2020 (c)	17,000,000	16,774,442
2.39%, 1/30/2020 (c)	14,000,000	13,790,507
2.39%, 2/27/2020 (c)	14,000,000	13,766,665
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 3/26/2020 (c)	$14,000,000	$13,745,015
2.39%, 4/23/2020 (c)	13,000,000	12,744,006
2.33%, 5/21/2020 (c)	14,000,000	13,706,020
Total U.S. Treasury Obligations (Cost $849,063,457)		849,427,336
Total Short-Term Investments (Cost $1,049,919,619)		1,050,283,498
Total Investments — 118.5% (Cost $1,049,919,619)		1,050,283,498
Liabilities in excess of other assets — (18.5%)		(163,718,988)
Net Assets — 100.0%		$886,564,510

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $188,260,885.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$363,879
Aggregate gross unrealized depreciation	(197,469,947)
Net unrealized depreciation	$(197,106,068)
Federal income tax cost	$1,049,919,619

Futures Contracts Sold

UltraShort 20+ Year Treasury had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency		Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	184	9/19/2019	USD	$	28,284,250	$(228,809)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT 20+ YEAR TREASURY TBT :: 159

Swap Agreements1

UltraShort 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(447,961,678)	1/6/2020	Bank of America NA	(2.17)%	ICE U.S. Treasury 20+ Year Bond Index	(69,265,897)	69,265,897	—	—
(438,318,632)	3/6/2020	Citibank NA	(2.11)%	ICE U.S. Treasury 20+ Year Bond Index	(39,010,961)	33,109,983	—	(5,900,978)
(536,090,822)	12/6/2020	Goldman Sachs International	(2.11)%	ICE U.S. Treasury 20+ Year Bond Index	(58,136,652)	55,203,974	—	(2,932,678)
(329,709,703)	3/6/2020	Societe Generale	(2.14)%	ICE U.S. Treasury 20+ Year Bond Index	(30,827,628)	30,039,106	—	(788,522)
(1,752,080,835)					(197,241,138)
				Total Unrealized Depreciation	(197,241,138)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

160 :: TBT ULTRASHORT 20+ YEAR TREASURY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 69.5%
Repurchase Agreements (a) — 69.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $3,893,699 (Cost $3,892,902)	$3,892,902	$3,892,902
Total Investments — 69.5% (Cost $3,892,902)		3,892,902
Other assets less liabilities — 30.5%		1,704,684
Net Assets — 100.0%		$5,597,586

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$622,262
Aggregate gross unrealized depreciation	(118,125)
Net unrealized appreciation	$504,137
Federal income tax cost	$3,892,902

Swap Agreements1

UltraShort Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,071,876)	11/6/2020	Bank of America NA	(2.31)%	Dow Jones U.S. Basic MaterialsSM Index	91,985	—	—	91,985
(925,333)	11/6/2020	Credit Suisse International	(2.76)%	Dow Jones U.S. Basic MaterialsSM Index	128,616	—	—	128,616
(968,183)	12/7/2020	Deutsche Bank AG	(2.49)%	Dow Jones U.S. Basic MaterialsSM Index	32,958	—	(20,720)	12,238
(2,235,313)	11/13/2019	Morgan Stanley & Co. International plc	(2.56)%	Dow Jones U.S. Basic MaterialsSM Index	300,988	(267,000)	—	33,988
(3,097,975)	11/6/2019	Societe Generale	(2.21)%	Dow Jones U.S. Basic MaterialsSM Index	67,715	—	—	67,715
(2,887,875)	11/6/2019	UBS AG	(2.21)%	Dow Jones U.S. Basic MaterialsSM Index	(118,125)	—	118,125	—
(11,186,555)					504,137
				Total Unrealized Appreciation	622,262
				Total Unrealized Depreciation	(118,125)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT BASIC MATERIALS SMN :: 161

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

162 :: SMN ULTRASHORT BASIC MATERIALS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 97.9%
Repurchase Agreements (a) — 97.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $3,469,199 (Cost $3,468,488)	$3,468,488	$3,468,488
Total Investments — 97.9% (Cost $3,468,488)		3,468,488
Other assets less liabilities — 2.1%		73,829
Net Assets — 100.0%		$3,542,317

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(468,856)
Net unrealized depreciation	$(468,856)
Federal income tax cost	$3,468,488

Swap Agreements1

UltraShort Communication Services Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(4,535,564)	12/7/2020	Deutsche Bank AG	(2.54)%	Communication Services Select Sector Index[6]	(410,144)	—	410,144	—
(691,478)	12/7/2020	Goldman Sachs International	(2.54)%	Communication Services Select Sector Index[6]	(22,440)	—	—	(22,440)
(1,854,765)	12/7/2020	UBS AG	(2.21)%	Communication Services Select Sector Index[6]	(36,272)	—	—	(36,272)
(7,081,807)					(468,856)
				Total Unrealized Depreciation	(468,856)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Communication Services Select Sector for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT COMMUNICATION SERVICES SELECT SECTOR YCOM :: 163

Investments	Principal Amount	Value
Short-Term Investments — 95.3%
Repurchase Agreements (a) — 95.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $3,083,375 (Cost $3,082,742)	$3,082,742	$3,082,742
Total Investments — 95.3% (Cost $3,082,742)		3,082,742
Other assets less liabilities — 4.7%		151,078
Net Assets — 100.0%		$3,233,820

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$198,605
Aggregate gross unrealized depreciation	(287,124)
Net unrealized depreciation	$(88,519)
Federal income tax cost	$3,082,742

Swap Agreements1

UltraShort Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(478,744)	11/6/2019	Bank of America NA	(2.31)%	Dow Jones U.S. Consumer GoodsSM Index	46,301
(259,025)	11/6/2019	Bank of America NA	(1.96)%	iShares® U.S. Consumer Goods ETF	(5,072)
(737,769)					41,229	—	—	41,229
(8,790)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. Consumer GoodsSM Index	219	—	—	219
(3,023,936)	12/7/2020	Deutsche Bank AG	(2.59)%	Dow Jones U.S. Consumer GoodsSM Index	133,506	—	(204)	133,302
(153,377)	11/13/2019	Morgan Stanley & Co. International plc	(1.96)%	iShares® U.S. Consumer Goods ETF	(323)
(91,193)	11/13/2019	Morgan Stanley & Co. International plc	(2.46)%	Dow Jones U.S. Consumer GoodsSM Index	1,851
(244,570)					1,528	—	—	1,528
(1,345,964)	11/6/2019	Societe Generale	(2.21)%	Dow Jones U.S. Consumer GoodsSM Index	16,728	—	—	16,728
(1,105,889)	11/6/2019	UBS AG	(2.21)%	Dow Jones U.S. Consumer GoodsSM Index	(281,729)	—	182,046	(99,683)
(6,466,918)					(88,519)
				Total Unrealized Appreciation	198,605
				Total Unrealized Depreciation	(287,124)

See accompanying notes to the financial statements.

164 :: SZK ULTRASHORT CONSUMER GOODS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT CONSUMER GOODS SZK :: 165

Investments	Principal Amount	Value
Short-Term Investments — 146.3%
Repurchase Agreements (a) — 146.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $911,781 (Cost $911,594)	$911,594	$911,594
Total Investments — 146.3% (Cost $911,594)		911,594
Liabilities in excess of other assets — (46.3%)		(288,643)
Net Assets — 100.0%		$622,951

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,349
Aggregate gross unrealized depreciation	(793,598)
Net unrealized depreciation	$(791,249)
Federal income tax cost	$911,594

Swap Agreements1

UltraShort Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(243,520)	11/6/2019	Bank of America NA	(2.36)%	Dow Jones U.S. Consumer ServicesSM Index	(120,375)
(27,478)	11/6/2019	Bank of America NA	(1.96)%	iShares® U.S. Consumer Services ETF	(11,230)
(270,998)					(131,605)	—	60,000	(71,605)
(47,547)	12/7/2020	BNP Paribas SA	(2.46)%	Dow Jones U.S. Consumer ServicesSM Index	2,349	—	—	2,349
(29,990)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. Consumer ServicesSM Index	(26,049)	—	—	(26,049)
(85,791)	12/7/2020	Deutsche. Bank AG	(2.44)%	Dow Jones U.S. Consumer ServicesSM Index	(5,142)	—	—	(5,142)
(145,423)	11/13/2019	Morgan Stanley & Co. International plc	(2.61)%	Dow Jones U.S. Consumer ServicesSM Index	(107,657)
(12,290)	11/13/2019	Morgan Stanley & Co. International plc	(1.96)%	iShares® U.S. Consumer Services ETF	(2,162)
(157,713)					(109,819)	—	109,819	—
(70,670)	11/6/2019	Societe Generale	(2.21)%	Dow Jones U.S. Consumer ServicesSM Index	(338,765)	—	276,000	(62,765)

See accompanying notes to the financial statements.

166 :: SCC ULTRASHORT CONSUMER SERVICES :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(582,291)	11/6/2019	UBS AG	(2.21)%	Dow Jones U.S. Consumer ServicesSM Index	(182,218)	—	43,000	(139,218)
(1,245,000)					(791,249)
				Total Unrealized Appreciation	2,349
				Total Unrealized Depreciation	(793,598)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT CONSUMER SERVICES SCC :: 167

Investments	Principal Amount	Value
Short-Term Investments — 109.8%
Repurchase Agreements (a) — 14.6%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $20,889,581 (Cost $20,885,301)	$20,885,301	$20,885,301
U.S. Treasury Obligations (b) — 95.2%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	7,000,000	6,998,747
2.40%, 6/13/2019 (c)	9,000,000	8,994,356
2.40%, 6/20/2019 (c)	10,000,000	9,989,328
2.40%, 6/27/2019 (c)	7,000,000	6,989,561
2.39%, 7/5/2019 (c)	7,000,000	6,985,704
2.40%, 7/11/2019 (c)	7,000,000	6,983,109
2.42%, 7/18/2019 (c)	9,000,000	8,974,280
2.40%, 7/25/2019 (c)	7,000,000	6,976,858
2.41%, 8/1/2019 (c)	7,000,000	6,973,688
2.41%, 8/8/2019 (c)	7,000,000	6,970,708
2.42%, 8/15/2019 (c)	9,000,000	8,958,458
2.40%, 8/22/2019 (c)	6,000,000	5,969,467
2.41%, 8/29/2019 (c)	3,000,000	2,983,343
2.44%, 9/5/2019 (c)	3,000,000	2,981,877
2.41%, 9/12/2019 (c)	6,000,000	5,961,368
2.38%, 9/19/2019 (c)	3,000,000	2,979,345
2.43%, 10/10/2019 (c)	5,000,000	4,958,878
2.40%, 10/17/2019 (c)	3,000,000	2,973,976
2.40%, 10/24/2019 (c)	3,000,000	2,972,636
2.50%, 11/7/2019 (c)	5,000,000	4,950,011
2.61%, 12/5/2019 (c)	2,000,000	1,976,888
2.49%, 1/2/2020 (c)	2,000,000	1,973,479
2.39%, 1/30/2020 (c)	2,000,000	1,970,132
2.39%, 2/27/2020 (c)	2,000,000	1,966,711
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 3/26/2020 (c)	$2,000,000	$1,963,706
2.39%, 4/23/2020 (c)	2,000,000	1,960,570
2.33%, 5/21/2020 (c)	2,000,000	1,958,006
Total U.S. Treasury Obligations (Cost $136,239,502)		136,295,190
Total Short-Term Investments (Cost $157,124,803)		157,180,491
Total Investments — 109.8% (Cost $157,124,803)		157,180,491
Liabilities in excess of other assets — (9.8%)		(14,080,666)
Net Assets — 100.0%		$143,099,825

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $32,236,858.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,964,316
Aggregate gross unrealized depreciation	(21,436,915)
Net unrealized depreciation	$(19,472,599)
Federal income tax cost	$157,124,803

Futures Contracts Sold

UltraShort Dow30SM had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency		Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	163	6/21/2019	USD	$	20,226,670	$1,043,842

See accompanying notes to the financial statements.

168 :: DXD ULTRASHORT DOW30SM :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraShort Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(23,361,673)	11/6/2020	Bank of America NA	(2.57)%	Dow Jones Industrial AverageSM	618,332	(355,897)	—	262,435
(67,298,388)	11/6/2019	BNP Paribas SA	(2.71)%	Dow Jones Industrial AverageSM	(3,117,020)	3,117,020	—	—
(53,756,598)	11/6/2020	Citibank NA	(2.71)%	Dow Jones Industrial AverageSM	(4,215,782)	4,215,779	3	—
(18,812,902)	11/6/2019	Credit Suisse International	(2.76)%	Dow Jones Industrial AverageSM	(3,089,681)	2,221,654	868,027	—
(27,493,079)	11/6/2019	Deutsche Bank AG	(2.79)%	Dow Jones Industrial AverageSM	(132,865)	—	132,865	—
(33,509,312)	11/6/2020	Goldman Sachs International	(2.59)%	Dow Jones Industrial AverageSM	(5,823,776)
(1,251,992)	11/6/2020	Goldman Sachs International	(2.44)%	SPDR® Dow Jones Industrial AverageSM ETF Trust	40,616
(34,761,304)					(5,783,160)	1,627,158	4,156,002	—
(23,117,170)	11/6/2019	Societe Generale	(2.96)%	Dow Jones Industrial AverageSM	(5,057,790)	5,057,790	—	—
(17,380,255)	11/6/2020	UBS AG	(2.66)%	Dow Jones Industrial AverageSM	205,838	—	—	205,838
(265,981,369)					(20,572,129)
				Total Unrealized Appreciation	864,786
				Total Unrealized Depreciation	(21,436,915)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT DOW30SM DXD :: 169

Investments	Principal Amount	Value
Short-Term Investments — 86.8%
Repurchase Agreements (a) — 44.6%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $12,230,421 (Cost $12,227,913)	$12,227,913	$12,227,913
U.S. Treasury Obligations (b) — 42.2%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	1,153,000	1,152,794
2.36%, 6/13/2019 (c)	1,198,000	1,197,249
2.39%, 6/20/2019 (c)	1,568,000	1,566,326
2.35%, 6/27/2019 (c)	1,151,000	1,149,284
2.34%, 7/5/2019 (c)	1,144,000	1,141,664
2.41%, 7/18/2019 (c)	778,000	775,777
2.38%, 7/25/2019 (c)	1,112,000	1,108,324
2.35%, 8/15/2019 (c)	1,469,000	1,462,219
2.40%, 9/12/2019 (c)	890,000	884,269
2.41%, 10/10/2019 (c)	849,000	842,017
2.67%, 12/5/2019 (c)	286,000	282,695
Total U.S. Treasury Obligations (Cost $11,559,444)		11,562,618
Total Short-Term Investments (Cost $23,787,357)		23,790,531
Total Investments — 86.8% (Cost $23,787,357)		23,790,531
Other assets less liabilities — 13.2%		3,622,267
Net Assets — 100.0%		$27,412,798

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $4,444,049.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,959,299
Aggregate gross unrealized depreciation	(5,391,686)
Net unrealized depreciation	$(3,432,387)
Federal income tax cost	$23,787,357

Swap Agreements1

UltraShort Financials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,886,125)	11/6/2019	Bank of America NA	(2.56)%	Dow Jones U.S. FinancialsSM Index[6]	(599,056)	143,056	456,000	—
(1,585,329)	12/7/2020	BNP Paribas SA	(2.61)%	Dow Jones U.S. FinancialsSM Index[6]	53,136	—	—	53,136
(8,860,921)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. FinancialsSM Index[6]	(1,059,893)	—	1,059,893	—
(10,265,711)	12/7/2020	Deutsche Bank AG	(2.59)%	Dow Jones U.S. FinancialsSM Index[6]	(147,165)	147,165	—	—
(8,030,038)	11/6/2019	Goldman Sachs International	(2.64)%	Dow Jones U.S. FinancialsSM Index[6]	1,902,989	(1,898,896)	—	4,093
(935,925)	11/13/2019	Morgan Stanley & Co. International plc	(2.56)%	Dow Jones U.S. FinancialsSM Index[6]	(163,113)	—	163,113	—
(10,297,507)	11/6/2019	Societe Generale	(2.56)%	Dow Jones U.S. FinancialsSM Index[6]	(633,801)	462,801	171,000	—

See accompanying notes to the financial statements.

170 :: SKF ULTRASHORT FINANCIALS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(12,949,716)	11/6/2019	UBS AG	(2.56)%	Dow Jones U.S. FinancialsSM Index[6]	(2,788,658)	846,658	1,942,000	—
(54,811,272)					(3,435,561)
				Total Unrealized Appreciation	1,956,125
				Total Unrealized Depreciation	(5,391,686)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT FINANCIALS SKF :: 171

Investments	Principal Amount	Value
Short-Term Investments — 83.5%
Repurchase Agreements (a) — 46.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $17,865,236 (Cost $17,861,575)	$17,861,575	$17,861,575
U.S. Treasury Obligations (b) — 37.0%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	1,448,000	1,447,741
2.36%, 6/13/2019 (c)	1,483,000	1,482,070
2.39%, 6/20/2019 (c)	1,942,000	1,939,927
2.35%, 6/27/2019 (c)	1,444,000	1,441,847
2.34%, 7/5/2019 (c)	1,330,000	1,327,284
2.41%, 7/18/2019 (c)	935,000	932,328
2.39%, 7/25/2019 (c)	1,396,000	1,391,385
2.35%, 8/15/2019 (c)	1,708,000	1,700,116
2.40%, 9/12/2019 (c)	1,118,000	1,110,801
2.41%, 10/10/2019 (c)	1,066,000	1,057,233
2.67%, 12/5/2019 (c)	361,000	356,828
Total U.S. Treasury Obligations (Cost $14,183,639)		14,187,560
Total Short-Term Investments (Cost $32,045,214)		32,049,135
Total Investments — 83.5% (Cost $32,045,214)		32,049,135
Other assets less liabilities — 16.5%		6,334,608
Net Assets — 100.0%		$38,383,743

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,713,063.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,849,334
Aggregate gross unrealized depreciation	(1,314,862)
Net unrealized appreciation	$2,534,472
Federal income tax cost	$32,045,214

Swap Agreements1,6

UltraShort FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(4,562,140)	11/6/2020	Bank of America NA	(1.66)%	iShares® China Large-Cap ETF	(607,470)	—	607,470	—
(1,422,852)	11/6/2020	Citibank NA	0.36%	iShares® China Large-Cap ETF	(412,954)	—	412,954	—
(3,308,125)	11/6/2019	Credit Suisse International	(1.21)%	iShares® China Large-Cap ETF	(14,750)	—	14,750	—
(22,892,458)	11/6/2020	Deutsche Bank AG	(1.89)%	iShares® China Large-Cap ETF	(279,688)	279,688	—	—
(941,336)	11/6/2019	Goldman Sachs International	(0.64)%	iShares® China Large-Cap ETF	73,524	—	—	73,524
(921,858)	11/6/2020	Morgan Stanley & Co. International plc	(0.96)%	iShares® China Large-Cap ETF	12,121	—	—	12,121
(30,183,628)	11/6/2019	Societe Generale	(0.96)%	iShares® China Large-Cap ETF	2,710,631	(2,710,631)	—	—

See accompanying notes to the financial statements.

172 :: FXP ULTRASHORT FTSE CHINA 50 :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(12,537,498)	11/6/2019	UBS AG	(0.71)%	iShares® China Large-Cap ETF	1,049,137	(1,049,137)	—	—
(76,769,895)					2,530,551
				Total Unrealized Appreciation	3,845,413
				Total Unrealized Depreciation	(1,314,862)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT FTSE CHINA 50 FXP :: 173

Investments	Principal Amount	Value
Short-Term Investments — 78.2%
Repurchase Agreements (a) — 43.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $7,260,763 (Cost $7,259,275)	$7,259,275	$7,259,275
U.S. Treasury Obligations — 34.9%
U.S. Treasury Bills
2.37%, 6/6/2019 (b)	571,000	570,898
2.36%, 6/13/2019 (b)	585,000	584,633
2.39%, 6/20/2019 (b)	766,000	765,182
2.35%, 6/27/2019 (b)	570,000	569,150
2.34%, 7/5/2019 (b)	575,000	573,826
2.41%, 7/18/2019 (b)	455,000	453,700
2.38%, 7/25/2019 (b)	551,000	549,178
2.35%, 8/15/2019 (b)	739,000	735,589
2.40%, 9/12/2019 (b)	441,000	438,160
2.41%, 10/10/2019 (b)	421,000	417,538
2.67%, 12/5/2019 (b)	195,000	192,747
Total U.S. Treasury Obligations (Cost $5,848,902)		5,850,601
Total Short-Term Investments (Cost $13,108,177)		13,109,876
Total Investments — 78.2% (Cost $13,108,177)		13,109,876
Other assets less liabilities — 21.8%		3,660,494
Net Assets — 100.0%		$16,770,370

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,282
Aggregate gross unrealized depreciation	(428,183)
Net unrealized depreciation	$(404,901)
Federal income tax cost	$13,108,177

Swap Agreements1,6

UltraShort FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(9,291,140)	11/6/2020	Citibank NA	(1.59)%	Vanguard® FTSE Europe ETF Shares	(162,996)	—	162,996	—
(1,625,812)	11/6/2019	Credit Suisse International	(1.71)%	Vanguard® FTSE Europe ETF Shares	(92,342)	—	92,342	—
(4,314,238)	11/6/2019	Goldman Sachs International	(1.59)%	Vanguard® FTSE Europe ETF Shares	18,270	(18,270)	—	—
(1,042,436)	11/6/2020	Morgan Stanley & Co. International plc	(1.96)%	Vanguard® FTSE Europe ETF Shares	3,313	—	—	3,313
(6,645,993)	11/6/2020	Societe Generale	(1.46)%	Vanguard® FTSE Europe ETF Shares	(51,302)	—	51,302	—

See accompanying notes to the financial statements.

174 :: EPV ULTRASHORT FTSE EUROPE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(10,680,416)	11/6/2020	UBS AG	(1.96)%	Vanguard® FTSE Europe ETF Shares	(121,543)	—	121,543	—
(33,600,035)					(406,600)
				Total Unrealized Appreciation	21,583
				Total Unrealized Depreciation	(428,183)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT FTSE EUROPE EPV :: 175

Investments	Principal Amount	Value
Short-Term Investments — 53.4%
Repurchase Agreements (a) — 53.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,845,764 (Cost $1,845,386)	$1,845,386	$1,845,386
Total Investments — 53.4% (Cost $1,845,386)		1,845,386
Other assets less liabilities — 46.6%		1,610,017
Net Assets — 100.0%		$3,455,403

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$289,319
Aggregate gross unrealized depreciation	(336,463)
Net unrealized depreciation	$(47,144)
Federal income tax cost	$1,845,386

Swap Agreements1,6

UltraShort Gold Miners had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(391,918)	11/6/2019	Bank of America NA	(2.11)%	VanEck Vectors Gold Miners ETF	65,862	—	—	65,862
(2,924,015)	11/6/2019	Goldman Sachs International	(2.19)%	VanEck Vectors Gold Miners ETF	(240,444)	—	240,444	—
(75,723)	12/7/2020	Morgan Stanley & Co. International plc	(2.51)%	VanEck Vectors Gold Miners ETF	(1,168)	—	1,168	—
(1,839,957)	12/7/2020	Societe Generale	(1.96)%	VanEck Vectors Gold Miners ETF	(94,851)	—	94,851	—
(1,664,231)	11/6/2019	UBS AG	(2.21)%	VanEck Vectors Gold Miners ETF	223,457	—	—	223,457
(6,895,844)					(47,144)
				Total Unrealized Appreciation	289,319
				Total Unrealized Depreciation	(336,463)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange-traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

176 :: GDXS ULTRASHORT GOLD MINERS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 96.5%
Repurchase Agreements (a) — 96.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,628,278 (Cost $2,627,739)	$2,627,739	$2,627,739
Total Investments — 96.5% (Cost $2,627,739)		2,627,739
Other assets less liabilities — 3.5%		95,979
Net Assets — 100.0%		$2,723,718

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,263
Aggregate gross unrealized depreciation	(117,992)
Net unrealized depreciation	$(107,729)
Federal income tax cost	$2,627,739

Swap Agreements1

UltraShort Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(594,214)	11/6/2020	Bank of America NA	(2.46)%	Dow Jones U.S. Health CareSM Index[6]	6,332
(150,201)	11/6/2019	Bank of America NA	(2.01)%	iShares® U.S. Healthcare ETF	(4,297)
(744,415)					2,035	—	—	2,035
(82,547)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. Health CareSM Index[6]	3,931	—	—	3,931
(42,210)	11/13/2019	Morgan Stanley & Co. International plc	(2.66)%	Dow Jones U.S. Health CareSM Index[6]	(5,179)
(33,798)	11/13/2019	Morgan Stanley & Co. International plc	(2.11)%	iShares® U.S. Healthcare ETF	(1,355)
(76,008)					(6,534)	—	—	(6,534)
(1,612,005)	11/6/2019	Societe Generale	(2.46)%	Dow Jones U.S. Health CareSM Index[6]	(48,709)	—	20,000	(28,709)
(2,926,551)	11/6/2020	UBS AG	(2.21)%	Dow Jones U.S. Health CareSM Index[6]	(58,452)	—	58,452	—
(5,441,526)					(107,729)
				Total Unrealized Appreciation	10,263
				Total Unrealized Depreciation	(117,992)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT HEALTH CARE RXD :: 177

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Health Care for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

178 :: RXD ULTRASHORT HEALTH CARE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 90.7%
Repurchase Agreements (a) — 90.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,164,788 (Cost $2,164,344)	$2,164,344	$2,164,344
Total Investments — 90.7% (Cost $2,164,344)		2,164,344
Other assets less liabilities — 9.3%		221,850
Net Assets — 100.0%		$2,386,194
(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$102,613

Aggregate gross unrealized depreciation	(539,079)
Net unrealized depreciation	$(436,466)
Federal income tax cost	$2,164,344

Swap Agreements1

UltraShort Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,142,382)	11/6/2019	Bank of America NA	(2.36)%	Dow Jones U.S. IndustrialsSM Index	102,613
(9,143)	11/6/2019	Bank of America NA	(1.96)%	iShares® U.S. Industrials ETF	(350)
(1,151,525)					102,263	—	—	102,263
(57,030)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. IndustrialsSM Index	(1,510)	—	—	(1,510)
(181,153)	12/7/2020	Deutsche Bank AG	(2.49)%	Dow Jones U.S. IndustrialsSM Index	(7,835)	—	—	(7,835)
(712,590)	11/13/2019	Morgan Stanley & Co. International plc	(2.11)%	iShares® U.S. Industrials ETF	(56,201)
(75,158)	11/13/2019	Morgan Stanley & Co. International plc	(2.46)%	Dow Jones U.S. IndustrialsSM Index	(1,792)
(787,748)					(57,993)	—	57,993	—
(192,629)	11/6/2019	Societe Generale	(2.21)%	Dow Jones U.S. IndustrialsSM Index	(356,334)	—	356,334	—
(2,395,563)	11/6/2019	UBS AG	(2.21)%	Dow Jones U.S. IndustrialsSM Index	(115,057)	—	106,000	(9,057)
(4,765,648)					(436,466)
				Total Unrealized Appreciation	102,613
				Total Unrealized Depreciation	(539,079)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT INDUSTRIALS SIJ :: 179

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

180 :: SIJ ULTRASHORT INDUSTRIALS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 93.0%
Repurchase Agreements (a) — 93.0%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,718,681 (Cost $2,718,125)	$2,718,125	$2,718,125
Total Investments — 93.0% (Cost $2,718,125)		2,718,125
Other assets less liabilities — 7.0%		204,924
Net Assets — 100.0%		$2,923,049

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$113,996

Aggregate gross unrealized depreciation	(540,469)
Net unrealized depreciation	$(426,473)
Federal income tax cost	$2,718,125

Futures Contracts Sold

UltraShort MidCap400 had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	4	6/21/2019	USD	$723,960	$44,382

Swap Agreements1

UltraShort MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,808,995)	11/6/2020	Bank of America NA	(2.56)%	S&P MidCap 400®	10,373	—	—	10,373
(37,327)	11/6/2020	BNP Paribas SA	(2.56)%	S&P MidCap 400®	1,826	—	—	1,826
(738,275)	11/6/2019	Citibank NA	(2.59)%	S&P MidCap 400®	(55,718)	—	51,000	(4,718)
(625,269)	11/6/2020	Credit Suisse International	(2.61)%	S&P MidCap 400®	(300,792)	—	300,792	—
(808,243)	11/6/2019	Morgan Stanley & Co. International plc	(2.36)%	S&P MidCap 400®	57,415	—	—	57,415
(1,103,237)	11/6/2019	Societe Generale	(2.36)%	S&P MidCap 400®	(183,959)	—	34,000	(149,959)
(5,121,346)					(470,855)
				Total Unrealized Appreciation	69,614
				Total Unrealized Depreciation	(540,469)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT MIDCAP400 MZZ :: 181

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

182 :: MZZ ULTRASHORT MIDCAP400 :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 99.0%
Repurchase Agreements (a) — 43.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $13,016,780 (Cost $13,014,113)	$13,014,113	$13,014,113
U.S. Treasury Obligations (b) — 55.1%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	1,590,000	1,589,715
2.36%, 6/13/2019 (c)	1,629,000	1,627,979
2.39%, 6/20/2019 (c)	2,133,000	2,130,724
2.35%, 6/27/2019 (c)	1,614,000	1,611,593
2.34%, 7/5/2019 (c)	1,482,000	1,478,973
2.41%, 7/18/2019 (c)	1,521,000	1,516,653
2.39%, 7/25/2019 (c)	1,534,000	1,528,929
2.35%, 8/15/2019 (c)	1,903,000	1,894,216
2.40%, 9/12/2019 (c)	1,249,000	1,240,958
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.41%, 10/10/2019 (c)	$1,191,000	$1,181,205
2.67%, 12/5/2019 (c)	512,000	506,083
Total U.S. Treasury Obligations (Cost $16,302,331)		16,307,028
Total Short-Term Investments (Cost $29,316,444)		29,321,141
Total Investments — 99.0% (Cost $29,316,444)		29,321,141
Other assets less liabilities — 1.0%		295,322
Net Assets — 100.0%		$29,616,463

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $4,241,027.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,697
Aggregate gross unrealized depreciation	(13,632,715)
Net unrealized depreciation	$(13,628,018)
Federal income tax cost	$29,316,444

Swap Agreements1,6

UltraShort MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(7,053,441)	11/6/2019	Bank of America NA	(1.71)%	iShares® MSCI Brazil Capped ETF	(2,880,039)	—	2,880,039	—
(23,247,050)	12/6/2019	Citibank NA	(2.19)%	iShares® MSCI Brazil Capped ETF	(732,546)	—	732,546	—
(752,185)	11/6/2019	Credit Suisse International	(1.16)%	iShares® MSCI Brazil Capped ETF	(518,266)	—	518,266	—
(444,251)	11/6/2020	Morgan Stanley & Co. International plc	(1.96)%	iShares® MSCI Brazil Capped ETF	(13,286)	—	13,286	—
(20,006,410)	12/6/2019	Societe Generale	(1.96)%	iShares® MSCI Brazil Capped ETF	(7,681,711)	3,324,844	4,171,000	(185,867)
(7,619,249)	12/6/2019	UBS AG	(1.71)%	iShares® MSCI Brazil Capped ETF	(1,806,867)	—	1,806,867	—
(59,122,586)					(13,632,715)
				Total Unrealized Depreciation	(13,632,715)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT MSCI BRAZIL CAPPED BZQ :: 183

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

184 :: BZQ ULTRASHORT MSCI BRAZIL CAPPED :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 74.7%
Repurchase Agreements (a) — 74.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,657,692 (Cost $2,657,146)	$2,657,146	$2,657,146
Total Investments — 74.7% (Cost $2,657,146)		2,657,146
Other assets less liabilities — 25.3%		900,348
Net Assets — 100.0%		$3,557,494

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$471,741
Aggregate gross unrealized depreciation	(95,734)
Net unrealized appreciation	$376,007
Federal income tax cost	$2,657,146

Swap Agreements1,6

UltraShort MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(452,878)	11/6/2019	Citibank NA	(1.99)%	iShares® MSCI EAFE ETF	13,782	—	—	13,782
(915,542)	11/6/2019	Credit Suisse International	(2.16)%	iShares® MSCI EAFE ETF	94,396	—	—	94,396
(1,211,096)	11/6/2020	Deutsche Bank AG	(2.09)%	iShares® MSCI EAFE ETF	(95,734)	—	—	(95,734)
(3,478,684)	11/6/2019	Societe Generale	(2.16)%	iShares® MSCI EAFE ETF	335,608	(239,491)	—	96,117
(1,068,781)	11/6/2019	UBS AG	(2.06)%	iShares® MSCI EAFE ETF	27,955	—	—	27,955
(7,126,981)					376,007
				Total Unrealized Appreciation	471,741
				Total Unrealized Depreciation	(95,734)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT MSCI EAFE EFU :: 185

Investments	Principal Amount	Value
Short-Term Investments — 91.3%
Repurchase Agreements (a) — 50.0%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $9,644,901 (Cost $9,642,925)	$9,642,925	$9,642,925
U.S. Treasury Obligations (b) — 41.3%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	774,000	773,861
2.36%, 6/13/2019 (c)	793,000	792,503
2.39%, 6/20/2019 (c)	1,039,000	1,037,891
2.35%, 6/27/2019 (c)	773,000	771,847
2.34%, 7/5/2019 (c)	780,000	778,407
2.41%, 7/18/2019 (c)	648,000	646,148
2.38%, 7/25/2019 (c)	747,000	744,530
2.35%, 8/15/2019 (c)	1,001,000	996,380
2.40%, 9/12/2019 (c)	598,000	594,150
2.41%, 10/10/2019 (c)	570,000	565,312
2.68%, 12/5/2019 (c)	247,000	244,146
Total U.S. Treasury Obligations (Cost $7,942,899)		7,945,175
Total Short-Term Investments (Cost $17,585,824)		17,588,100
Total Investments — 91.3% (Cost $17,585,824)		17,588,100
Other assets less liabilities — 8.7%		1,682,496
Net Assets — 100.0%		$19,270,596

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $278,031.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,276
Aggregate gross unrealized depreciation	(1,745,740)
Net unrealized depreciation	$(1,743,464)
Federal income tax cost	$17,585,824

Swap Agreements1,6

UltraShort MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(7,596,396)	11/6/2020	Citibank NA	(1.84)%	iShares® MSCI Emerging Markets ETF	(121,088)	—	121,088	—
(434,737)	11/6/2019	Credit Suisse International	(1.26)%	iShares® MSCI Emerging Markets ETF	(201,323)	—	201,323	—
(15,136,960)	11/6/2020	Deutsche Bank AG	(1.74)%	iShares® MSCI Emerging Markets ETF	(807,558)	—	807,558	—
(993,003)	11/6/2019	Goldman Sachs International	(0.39)%	iShares® MSCI Emerging Markets ETF	(83,930)	—	83,930	—

See accompanying notes to the financial statements.

186 :: EEV ULTRASHORT MSCI EMERGING MARKETS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(7,251,655)	11/6/2020	Societe Generale	(0.96)%	iShares® MSCI Emerging Markets ETF	(412,219)	202,219	210,000	—
(7,131,397)	11/6/2019	UBS AG	(1.36)%	iShares® MSCI Emerging Markets ETF	(119,622)	—	119,622	—
(38,544,148)					(1,745,740)
				Total Unrealized Depreciation	(1,745,740)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT MSCI EMERGING MARKETS EEV :: 187

Investments	Principal Amount	Value
Short-Term Investments — 62.1%
Repurchase Agreements (a) — 62.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $4,402,238 (Cost $4,401,337)	$4,401,337	$4,401,337
Total Investments — 62.1% (Cost $4,401,337)		4,401,337
Other assets less liabilities — 37.9%		2,689,772
Net Assets — 100.0%		$7,091,109

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$695,921
Aggregate gross unrealized depreciation	(311,134)
Net unrealized appreciation	$384,787
Federal income tax cost	$4,401,337

Swap Agreements1,6

UltraShort MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(3,260,321)	11/6/2019	Bank of America NA	(2.01)%	iShares® MSCI Japan ETF	243,810	(243,810)	—	—
(1,330,237)	11/6/2019	Credit Suisse International	(2.36)%	iShares® MSCI Japan ETF	141,973	—	—	141,973
(1,207,684)	11/6/2019	Morgan Stanley & Co. International plc	(2.06)%	iShares® MSCI Japan ETF	124,041	—	—	124,041
(1,905,858)	11/6/2019	Societe Generale	(1.86)%	iShares® MSCI Japan ETF	186,097	(186,097)	—	—
(6,441,510)	11/6/2019	UBS AG	(1.81)%	iShares® MSCI Japan ETF	(311,134)	—	311,134	—
(14,145,610)					384,787
				Total Unrealized Appreciation	695,921
				Total Unrealized Depreciation	(311,134)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

188 :: EWV ULTRASHORT MSCI JAPAN :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 104.8%
Repurchase Agreements (a) — 61.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $16,206,498 (Cost $16,203,177)	$16,203,177	$16,203,177
U.S. Treasury Obligations (b) — 43.4%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	1,159,000	1,158,793
2.36%, 6/13/2019 (c)	1,118,000	1,117,299
2.39%, 6/20/2019 (c)	1,464,000	1,462,438
2.35%, 6/27/2019 (c)	1,157,000	1,155,275
2.34%, 7/5/2019 (c)	1,065,000	1,062,825
2.41%, 7/18/2019 (c)	974,000	971,216
2.39%, 7/25/2019 (c)	1,118,000	1,114,304
2.35%, 8/15/2019 (c)	1,367,000	1,360,690
2.40%, 9/12/2019 (c)	895,000	889,237
2.41%, 10/10/2019 (c)	854,000	846,976
2.68%, 12/5/2019 (c)	338,000	334,094
Total U.S. Treasury Obligations (Cost $11,469,879)		11,473,147
Total Short-Term Investments (Cost $27,673,056)		27,676,324
Total Investments — 104.8% (Cost $27,673,056)		27,676,324
Liabilities in excess of other assets — (4.8%)		(1,268,407)
Net Assets — 100.0%		$26,407,917

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $4,803,841.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,769,718
Aggregate gross unrealized depreciation	(4,060,709)
Net unrealized depreciation	$(2,290,991)
Federal income tax cost	$27,673,056

Swap Agreements1

UltraShort Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(6,278,595)	11/6/2019	Bank of America NA	(2.16)%	NASDAQ Biotechnology Index®	(3,802,799)
(5,689,665)	11/6/2019	Bank of America NA	(1.69)%	iShares® Nasdaq Biotechnology ETF	(257,910)
(11,968,260)					(4,060,709)	3,877,709	183,000	—
(1,844,260)	11/6/2019	Citibank NA	(1.39)%	NASDAQ Biotechnology Index®	187,861	—	—	187,861
(113,618)	11/13/2019	Credit Suisse International	(1.91)%	NASDAQ Biotechnology Index®	7,826	—	—	7,826
(8,413,136)	12/7/2020	Deutsche Bank AG	(2.09)%	NASDAQ Biotechnology Index®	100,177	—	(100,177)	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: 189

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(125,453)	11/13/2019	Morgan Stanley & Co. International plc	(2.31)%	NASDAQ Biotechnology Index®	9,395
(56,673)	11/13/2019	Morgan Stanley & Co. International plc	(1.81)%	iShares® Nasdaq Biotechnology ETF	3,927
(182,126)					13,322	—	—	13,322
(19,378,822)	11/6/2019	Societe Generale	(2.56)%	NASDAQ Biotechnology Index®	1,335,655	(844,078)	—	491,577
(10,891,888)	11/6/2019	UBS AG	(1.46)%	NASDAQ Biotechnology Index®	121,609	—	—	121,609
(52,792,110)					(2,294,259)
				Total Unrealized Appreciation	1,766,450
				Total Unrealized Depreciation	(4,060,709)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

190 :: BIS ULTRASHORT NASDAQ BIOTECHNOLOGY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 58.9%
Repurchase Agreements (a) — 35.2%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $6,764,701 (Cost $6,763,315)	$6,763,315	$6,763,315
U.S. Treasury Obligations — 23.7%
U.S. Treasury Bills
2.37%, 6/6/2019 (b)	521,000	520,907
2.36%, 6/13/2019 (b)	533,000	532,666
2.40%, 6/20/2019 (b)	699,000	698,254
2.34%, 7/5/2019 (b)	525,000	523,928
2.41%, 7/18/2019 (b)	358,000	356,977
2.38%, 7/25/2019 (b)	502,000	500,340
2.35%, 8/15/2019 (b)	674,000	670,889
2.40%, 9/12/2019 (b)	306,000	304,030
2.41%, 10/10/2019 (b)	292,000	289,598
2.68%, 12/5/2019 (b)	166,000	164,082
Total U.S. Treasury Obligations (Cost $4,560,337)		4,561,671
Total Short-Term Investments (Cost $11,323,652)		11,324,986
Total Investments — 58.9% (Cost $11,323,652)		11,324,986
Other assets less liabilities — 41.1%		7,892,584
Net Assets — 100.0%		$19,217,570

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,828,882
Aggregate gross unrealized depreciation	(1,723,561)
Net unrealized appreciation	$5,105,321
Federal income tax cost	$11,323,652

Swap Agreements1

UltraShort Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,243,849)	11/6/2020	Bank of America NA	(2.36)%	Dow Jones U.S. Oil & GasSM Index	280,828
(467,501)	11/6/2019	Bank of America NA	(2.01)%	iShares® U.S. Energy ETF	(269,815)
(2,711,350)					11,013	—	—	11,013
(200,451)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. Oil & GasSM Index	317,393	—	(270,000)	47,393
(7,494,631)	12/7/2020	Deutsche Bank AG	(2.44)%	Dow Jones U.S. Oil & GasSM Index	482,102	—	(396,778)	85,324
(22,946)	11/6/2019	Goldman Sachs International	(2.54)%	Dow Jones U.S. Oil & GasSM Index	64,504	—	—	64,504

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT OIL & GAS DUG :: 191

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,235,126)	11/13/2019	Morgan Stanley & Co. International plc	(2.46)%	Dow Jones U.S. Oil & GasSM Index	3,474,918
(12,599)	12/6/2019	Morgan Stanley & Co. International plc	(1.91)%	iShares® U.S. Energy ETF	2,394
(1,247,725)					3,477,312	(3,439,000)	—	38,312
(12,607,760)	11/6/2019	Societe Generale	(2.21)%	Dow Jones U.S. Oil & GasSM Index	2,205,409	(2,149,089)	—	56,320
(14,099,398)	11/6/2019	UBS AG	(2.31)%	Dow Jones U.S. Oil & GasSM Index	(1,453,746)	—	1,453,746	—
(38,384,261)					5,103,987
				Total Unrealized Appreciation	6,827,548
				Total Unrealized Depreciation	(1,723,561)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

192 :: DUG ULTRASHORT OIL & GAS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 121.3%
Repurchase Agreements (a) — 21.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $76,284,404 (Cost $76,268,770)	$76,268,770	$76,268,770
U.S. Treasury Obligations (b) — 99.9%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	16,000,000	15,997,137
2.40%, 6/13/2019 (c)	24,000,000	23,984,950
2.43%, 6/20/2019 (c)	24,000,000	23,974,387
2.40%, 6/27/2019 (c)	19,000,000	18,971,667
2.39%, 7/5/2019 (c)	18,000,000	17,963,240
2.40%, 7/11/2019 (c)	17,000,000	16,958,979
2.41%, 7/18/2019 (c)	23,000,000	22,934,270
2.40%, 7/25/2019 (c)	18,000,000	17,940,493
2.42%, 8/1/2019 (c)	17,000,000	16,936,101
2.41%, 8/8/2019 (c)	18,000,000	17,924,678
2.42%, 8/15/2019 (c)	23,000,000	22,893,838
2.40%, 8/22/2019 (c)	16,000,000	15,918,578
2.41%, 8/29/2019 (c)	8,000,000	7,955,582
2.44%, 9/5/2019 (c)	8,000,000	7,951,671
2.42%, 9/12/2019 (c)	14,000,000	13,909,857
2.38%, 9/19/2019 (c)	9,000,000	8,938,035
2.43%, 10/10/2019 (c)	13,000,000	12,893,083
2.40%, 10/17/2019 (c)	8,000,000	7,930,602
2.40%, 10/24/2019 (c)	8,000,000	7,927,030
2.47%, 11/7/2019 (c)	14,000,000	13,860,030
2.49%, 12/5/2019 (c)	6,000,000	5,930,663
2.49%, 1/2/2020 (c)	6,000,000	5,920,436
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 1/30/2020 (c)	$6,000,000	$5,910,395
2.39%, 2/27/2020 (c)	6,000,000	5,900,134
2.39%, 3/26/2020 (c)	6,000,000	5,891,116
2.39%, 4/23/2020 (c)	6,000,000	5,881,709
2.33%, 5/21/2020 (c)	6,000,000	5,874,018
Total U.S. Treasury Obligations (Cost $354,925,345)		355,072,679
Total Short-Term Investments (Cost $431,194,115)		431,341,449
Total Investments — 121.3% (Cost $431,194,115)		431,341,449
Liabilities in excess of other assets — (21.3%)		(75,715,184)
Net Assets — 100.0%		$355,626,265

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $120,298,657.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,910,390
Aggregate gross unrealized depreciation	(85,480,028)
Net unrealized depreciation	$(76,569,638)
Federal income tax cost	$431,194,115

Futures Contracts Sold

UltraShort QQQ had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	452	6/21/2019	USD	$64,466,500	$4,115,753

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT QQQ QID :: 193

Swap Agreements1

UltraShort QQQ had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(27,854,920)	11/6/2020	Bank of America NA	(2.36)%	NASDAQ-100 Index®	(5,426,557)	4,888,557	538,000	—
(110,169,750)	11/6/2019	BNP Paribas SA	(2.66)%	NASDAQ-100 Index®	(6,787,034)	6,787,034	—	—
(133,041,164)	11/6/2020	Citibank NA	(2.66)%	NASDAQ-100 Index®	(5,349,820)	4,712,819	637,001	—
(49,773,333)	11/6/2019	Credit Suisse International	(2.76)%	NASDAQ-100 Index®	(12,566,392)	12,566,388	4	—
(63,993,207)	11/6/2019	Deutsche Bank AG	(2.74)%	NASDAQ-100 Index®	(19,280,778)	19,280,778	—	—
(28,525,625)	11/6/2019	Goldman Sachs International	(2.69)%	NASDAQ-100 Index®	2,272,301
(605,766)	11/6/2019	Goldman Sachs International	(2.49)%	Invesco QQQ TrustSM, Series 1	(61,496)
(29,131,391)					2,210,805	(1,939,827)	—	270,978
(12,175,062)	11/6/2019	Morgan Stanley & Co. International plc	(2.56)%	NASDAQ-100 Index®	2,375,002
(2,136,429)	11/6/2019	Morgan Stanley & Co. International plc	(2.36)%	Invesco QQQ TrustSM, Series 1	(51,334)
(14,311,491)					2,323,668	(2,209,000)	—	114,668
(122,204,947)	11/6/2019	Societe Generale	(2.96)%	NASDAQ-100 Index®	(30,334,681)	28,825,680	1,509,001	—
(96,189,960)	11/6/2020	UBS AG	(2.61)%	NASDAQ-100 Index®	(5,621,936)	5,621,936	—	—
(646,670,163)					(80,832,725)
				Total Unrealized Appreciation	4,647,303
				Total Unrealized Depreciation	(85,480,028)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

194 :: QID ULTRASHORT QQQ :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 113.1%
Repurchase Agreements (a) — 68.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $14,588,195 (Cost $14,585,206)	$14,585,206	$14,585,206
U.S. Treasury Obligations (b) — 45.0%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	935,000	934,833
2.36%, 6/13/2019 (c)	957,000	956,400
2.39%, 6/20/2019 (c)	1,254,000	1,252,662
2.35%, 6/27/2019 (c)	975,000	973,546
2.34%, 7/5/2019 (c)	983,000	980,993
2.41%, 7/18/2019 (c)	673,000	671,077
2.39%, 7/25/2019 (c)	901,000	898,021
2.35%, 8/15/2019 (c)	1,263,000	1,257,170
2.40%, 9/12/2019 (c)	755,000	750,139
2.41%, 10/10/2019 (c)	720,000	714,078
2.67%, 12/5/2019 (c)	260,000	256,995
Total U.S. Treasury Obligations (Cost $9,643,217)		9,645,914
Total Short-Term Investments (Cost $24,228,423)		24,231,120
Total Investments — 113.1% (Cost $24,228,423)		24,231,120
Liabilities in excess of other assets — (13.1%)		(2,810,465)
Net Assets — 100.0%		$21,420,655

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $4,190,405.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$227,522
Aggregate gross unrealized depreciation	(5,302,600)
Net unrealized depreciation	$(5,075,078)
Federal income tax cost	$24,228,423

Swap Agreements1

UltraShort Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(13,436,900)	11/6/2020	Bank of America NA	(2.81)%	Dow Jones U.S. Real EstateSM Index	(1,533,781)
(3,115,606)	11/6/2019	Bank of America NA	(2.31)%	iShares® U.S. Real Estate ETF	(353,824)
(16,552,506)					(1,887,605)	991,605	896,000	—
(1,516,073)	12/7/2020	BNP Paribas SA	(2.61)%	Dow Jones U.S. Real EstateSM Index	(16,019)	—	—	(16,019)
(4,127,383)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. Real EstateSM Index	(332,842)	155,842	177,000	—
(3,809,673)	12/7/2020	Deutsche Bank AG	(2.59)%	Dow Jones U.S. Real EstateSM Index	(199,465)	50,465	149,000	—
(40,001)	11/6/2019	Goldman Sachs International	(2.54)%	Dow Jones U.S. Real EstateSM Index	(27,077)	—	27,077	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT REAL ESTATE SRS :: 195

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,574,482)	11/13/2019	Morgan Stanley & Co. International plc	(2.36)%	Dow Jones U.S. Real EstateSM Index	224,825
(85,612)	11/13/2019	Morgan Stanley & Co. International plc	(1.96)%	iShares® U.S. Real Estate ETF	(7,335)
(2,660,094)					217,490	(217,490)	—	—
(6,264,963)	11/6/2019	Societe Generale	(2.26)%	Dow Jones U.S. Real EstateSM Index	(1,050,100)	487,100	563,000	—
(7,819,863)	11/6/2019	UBS AG	(2.21)%	Dow Jones U.S. Real EstateSM Index	(1,782,157)	1,372,157	410,000	—
(42,790,556)					(5,077,775)
				Total Unrealized Appreciation	224,825
				Total Unrealized Depreciation	(5,302,600)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

196 :: SRS ULTRASHORT REAL ESTATE :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 94.2%
Repurchase Agreements (a) — 60.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $59,580,808 (Cost $59,568,598)	$59,568,598	$59,568,598
U.S. Treasury Obligations (b) — 33.8%
U.S. Treasury Bills
2.37%, 6/6/2019 (c)	3,292,000	3,291,411
2.36%, 6/13/2019 (c)	3,426,000	3,423,852
2.37%, 6/20/2019 (c)	4,486,000	4,481,212
2.35%, 6/27/2019 (c)	3,368,000	3,362,978
2.34%, 7/5/2019 (c)	3,345,000	3,338,169
2.41%, 7/18/2019 (c)	2,149,000	2,142,858
2.39%, 7/25/2019 (c)	3,174,000	3,163,507
2.35%, 8/15/2019 (c)	4,295,000	4,275,175
2.40%, 9/12/2019 (c)	2,606,000	2,589,221
2.41%, 10/10/2019 (c)	2,485,000	2,464,562
2.68%, 12/5/2019 (c)	756,000	747,264
Total U.S. Treasury Obligations (Cost $33,271,215)		33,280,209
Total Short-Term Investments (Cost $92,839,813)		92,848,807
Total Investments — 94.2% (Cost $92,839,813)		92,848,807
Other assets less liabilities — 5.8%		5,743,469
Net Assets — 100.0%		$98,592,276

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $12,869,499.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,257,181
Aggregate gross unrealized depreciation	(10,642,146)
Net unrealized appreciation	$3,615,035
Federal income tax cost	$92,839,813

Futures Contracts Sold

UltraShort Russell2000 had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	140	6/21/2019	USD	$10,262,700	$569,778

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT RUSSELL2000 TWM :: 197

Swap Agreements1

UltraShort Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(10,592,245)	11/6/2020	Bank of America NA	(2.26)%	Russell 2000® Index	2,000,593	(1,792,659)	—	207,934
(6,424,708)	11/6/2019	BNP Paribas SA	(2.06)%	Russell 2000® Index	(133,916)	—	133,916	—
(3,199,349)	11/6/2019	Citibank NA	(2.04)%	Russell 2000® Index	(4,899,819)	4,592,819	307,000	—
(7,847,692)	11/6/2019	Credit Suisse International	(2.21)%	Russell 2000® Index	(494,211)	20,211	474,000	—
(54,548,420)	11/6/2019	Deutsche Bank AG	(1.99)%	Russell 2000® Index	3,757,853	—	(3,757,853)	—
(1,183,289)	11/6/2019	Goldman Sachs International	(2.14)%	Russell 2000® Index	157,018	(157,018)	—	—
(29,890,556)	11/6/2019	Morgan Stanley & Co. International plc	(2.06)%	Russell 2000® Index	7,478,441
(1,338,199)	11/6/2019	Morgan Stanley & Co. International plc	(1.86)%	iShares® Russell 2000 ETF	32,304
(31,228,755)					7,510,745	(7,206,000)	—	304,745
(55,990,442)	11/6/2019	Societe Generale	(2.06)%	Russell 2000® Index	(5,114,200)	4,684,200	430,000	—
(15,894,492)	11/6/2020	UBS AG	(1.96)%	Russell 2000® Index	252,200	—	—	252,200
(186,909,392)					3,036,263
				Total Unrealized Appreciation	13,678,409
				Total Unrealized Depreciation	(10,642,146)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

198 :: TWM ULTRASHORT RUSSELL2000 :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 97.0%
Repurchase Agreements (a) — 20.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $234,715,075 (Cost $234,666,976)	$234,666,976	$234,666,976
U.S. Treasury Obligations (b) — 76.3%
U.S. Treasury Bills
2.39%, 6/6/2019 (c)	41,000,000	40,992,663
2.40%, 6/13/2019 (c)	56,000,000	55,964,883
2.44%, 6/20/2019 (c)	59,000,000	58,937,034
2.40%, 6/27/2019 (c)	45,000,000	44,932,895
2.39%, 7/5/2019 (c)	44,000,000	43,910,142
2.40%, 7/11/2019 (c)	42,000,000	41,898,654
2.41%, 7/18/2019 (c)	56,000,000	55,839,963
2.40%, 7/25/2019 (c)	44,000,000	43,854,537
2.41%, 8/1/2019 (c)	43,000,000	42,838,372
2.41%, 8/8/2019 (c)	42,000,000	41,824,248
2.42%, 8/15/2019 (c)	56,000,000	55,741,519
2.40%, 8/22/2019 (c)	40,000,000	39,796,444
2.41%, 8/29/2019 (c)	19,000,000	18,894,506
2.44%, 9/5/2019 (c)	19,000,000	18,885,220
2.42%, 9/12/2019 (c)	35,000,000	34,774,644
2.38%, 9/19/2019 (c)	22,000,000	21,848,530
2.43%, 10/10/2019 (c)	34,000,000	33,720,372
2.40%, 10/17/2019 (c)	19,000,000	18,835,180
2.40%, 10/24/2019 (c)	19,000,000	18,826,697
2.47%, 11/7/2019 (c)	34,000,000	33,660,073
2.53%, 12/5/2019 (c)	14,000,000	13,838,215
2.49%, 1/2/2020 (c)	14,000,000	13,814,350
2.39%, 1/30/2020 (c)	14,000,000	13,790,921
Investments	Principal Amount	Value
U.S. Treasury Obligations (b) (continued)
2.39%, 2/27/2020 (c)	$14,000,000	$13,766,979
2.39%, 3/26/2020 (c)	14,000,000	13,745,938
2.39%, 4/23/2020 (c)	14,000,000	13,723,988
2.33%, 5/21/2020 (c)	14,000,000	13,706,043
Total U.S. Treasury Obligations (Cost $862,005,205)		862,363,010
Total Short-Term Investments (Cost $1,096,672,181)		1,097,029,986
Total Investments — 97.0% (Cost $1,096,672,181)		1,097,029,986
Other assets less liabilities — 3.0%		34,461,154
Net Assets — 100.0%		$1,131,491,140

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(b)  All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $200,396,546.

(c)  The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,896,502
Aggregate gross unrealized depreciation	(78,945,388)
Net unrealized depreciation	$(32,048,886)
Federal income tax cost	$1,096,672,181

Futures Contracts Sold

UltraShort S&P500® had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,046	6/21/2019	USD	$143,929,600	$5,893,969

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT S&P500® SDS :: 199

Swap Agreements1

UltraShort S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(284,659,469)	11/6/2020	Bank of America NA	(2.46)%	S&P 500®	4,542,217	(1,350,104)	—	3,192,113
(365,639,319)	11/6/2020	BNP Paribas SA	(2.71)%	S&P 500®	(19,154,385)	19,154,385	—	—
(285,420,441)	11/6/2020	Citibank NA	(2.74)%	S&P 500®	1,284,750	—	—	1,284,750
(247,220,153)	11/6/2019	Credit Suisse International	(2.76)%	S&P 500®	(22,892,799)	22,892,799	—	—
(236,727,798)	11/6/2019	Deutsche Bank AG	(2.81)%	S&P 500®	5,676,712	(887,800)	(4,788,912)	—
(221,320,552)	11/6/2019	Goldman Sachs International	(2.74)%	S&P 500®	9,024,965
(722,589)	11/6/2019	Goldman Sachs International	(2.64)%	SPDR® S&P 500® ETF Trust	1,252
(222,043,141)					9,026,217	(6,388,752)	—	2,637,465
(18,906,427)	1/6/2020	Morgan Stanley & Co. International plc	(2.66)%	S&P 500®	17,476,926	(17,476,926)	—	—
(204,167,139)	11/6/2019	Societe Generale	(2.96)%	S&P 500®	(36,898,204)	36,898,204	—	—
(254,578,375)	11/6/2020	UBS AG	(2.61)%	S&P 500®	2,637,906	(354,372)	—	2,283,534
(2,119,362,262)					(38,300,660)
				Total Unrealized Appreciation	40,644,728
				Total Unrealized Depreciation	(78,945,388)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

200 :: SDS ULTRASHORT S&P500® :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 90.8%
Repurchase Agreements (a) — 90.8%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $6,468,557 (Cost $6,467,231)	$6,467,231	$6,467,231
Total Investments — 90.8% (Cost $6,467,231)		6,467,231
Other assets less liabilities — 9.2%		651,762
Net Assets — 100.0%		$7,118,993

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,336
Aggregate gross unrealized depreciation	(1,913,248)
Net unrealized depreciation	$(1,852,912)
Federal income tax cost	$6,467,231

Swap Agreements1

UltraShort Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(567,376)	11/6/2019	Bank of America NA	(2.36)%	Dow Jones U.S. SemiconductorsSM Index[6]	(175,925)	—	175,925	—
(33,277)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. SemiconductorsSM Index[6]	5,658	—	—	5,658
(1,632,745)	12/7/2020	Deutsche Bank AG	(2.49)%	Dow Jones U.S. SemiconductorsSM Index[6]	(125,288)	—	125,288	—
(403,550)	11/13/2019	Morgan Stanley & Co. International plc	(2.36)%	Dow Jones U.S. SemiconductorsSM Index[6]	54,678	—	—	54,678
(1,552,207)	11/6/2019	Societe Generale	(2.46)%	Dow Jones U.S. SemiconductorsSM Index[6]	(268,733)	—	268,733	—
(10,063,365)	11/6/2019	UBS AG	(2.56)%	Dow Jones U.S. SemiconductorsSM Index[6]	(1,343,302)	—	1,343,302	—
(14,252,520)					(1,852,912)
				Total Unrealized Appreciation	60,336
				Total Unrealized Depreciation	(1,913,248)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT SEMICONDUCTORS SSG :: 201

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Semiconductors for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

202 :: SSG ULTRASHORT SEMICONDUCTORS :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 75.4%
Repurchase Agreements (a) — 75.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,608,909 (Cost $2,608,375)	$2,608,375	$2,608,375
Total Investments — 75.4% (Cost $2,608,375)		2,608,375
Other assets less liabilities — 24.6%		850,501
Net Assets — 100.0%		$3,458,876
(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$123,653
Aggregate gross unrealized depreciation	(543,962)
Net unrealized depreciation	$(420,309)
Federal income tax cost	$2,608,375

Swap Agreements1

UltraShort SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,363,363)	11/6/2019	Bank of America NA	(2.38)%	S&P SmallCap 600®	(136,717)	—	136,717	—
(1,076,332)	11/6/2019	Credit Suisse International	(2.36)%	S&P SmallCap 600®	(82,650)	—	82,650	—
(832,550)	11/6/2020	Deutsche Bank AG	(1.99)%	S&P SmallCap 600®	(170,239)	—	170,239	—
(1,040,981)	11/6/2019	Morgan Stanley & Co. International plc	(2.31)%	S&P SmallCap 600®	(61,470)	—	61,470	—
(1,318,765)	11/6/2019	Societe Generale	(1.86)%	S&P SmallCap 600®	(92,886)	—	20,000	(72,886)
(1,286,044)	11/6/2020	UBS AG	(2.31)%	S&P SmallCap 600®	123,653	—	—	123,653
(6,918,035)					(420,309)
				Total Unrealized Appreciation	123,653
				Total Unrealized Depreciation	(543,962)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT SMALLCAP600 SDD :: 203

Investments	Principal Amount	Value
Short-Term Investments — 93.9%
Repurchase Agreements (a) — 93.9%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $5,029,316 (Cost $5,028,285)	$5,028,285	$5,028,285
Total Investments — 93.9% (Cost $5,028,285)		5,028,285
Other assets less liabilities — 6.1%		325,613
Net Assets — 100.0%		$5,353,898

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,121
Aggregate gross unrealized depreciation	(1,770,466)
Net unrealized depreciation	$(1,710,345)
Federal income tax cost	$5,028,285

Swap Agreements1

UltraShort Technology had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(618,732)	11/6/2019	Bank of America NA	(2.41)%	Dow Jones U.S. TechnologySM Index[6]	(417,528)
(395,945)	11/6/2019	Bank of America NA	(1.96)%	iShares® U.S. Technology ETF	(72,431)
(1,014,677)					(489,959)	—	489,959	—
(465,073)	12/7/2020	BNP Paribas SA	(2.61)%	Dow Jones U.S. TechnologySM Index[6]	37,363	—	—	37,363
(50,407)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. TechnologySM Index[6]	(4,761)	—	—	(4,761)
(1,281,786)	12/7/2020	Deutsche Bank AG	(2.54)%	Dow Jones U.S. TechnologySM Index[6]	22,758	—	—	22,758
(105,993)	11/13/2019	Morgan Stanley & Co. International plc	(2.56)%	Dow Jones U.S. TechnologySM Index[6]	(14,355)
(99,928)	11/13/2019	Morgan Stanley & Co. International plc	(2.21)%	iShares® U.S. Technology ETF	(2,439)
(205,921)					(16,794)	—	10,000	(6,794)
(5,183,224)	11/6/2019	Societe Generale	(2.21)%	Dow Jones U.S. TechnologySM Index[6]	(889,054)	—	889,054	—

See accompanying notes to the financial statements.

204 :: REW ULTRASHORT TECHNOLOGY :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,506,877)	11/6/2019	UBS AG	(2.31)%	Dow Jones U.S. TechnologySM Index[6]	(369,898)	—	369,898	—
(10,707,965)					(1,710,345)
				Total Unrealized Appreciation	60,121
				Total Unrealized Depreciation	(1,770,466)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Technology for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2019 :: ULTRASHORT TECHNOLOGY REW :: 205

Investments	Principal Amount	Value
Short-Term Investments — 81.0%
Repurchase Agreements (a) — 81.0%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $3,584,752 (Cost $3,584,017)	$3,584,017	$3,584,017
Total Investments — 81.0% (Cost $3,584,017)		3,584,017
Other assets less liabilities — 19.0%		842,616
Net Assets — 100.0%		$4,426,633

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$124,942
Aggregate gross unrealized depreciation	(767,902)
Net unrealized depreciation	$(642,960)
Federal income tax cost	$3,584,017

Swap Agreements1

UltraShort Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(137,769)	11/6/2019	Bank of America NA	(2.26)%	Dow Jones U.S. UtilitiesSM Index[6]	124,942	(124,942)	—	—
(3,032,560)	11/13/2019	Credit Suisse International	(2.76)%	Dow Jones U.S. UtilitiesSM Index[6]	(72,707)	—	72,707	—
(218,225)	11/13/2019	Morgan Stanley & Co. International plc	(2.31)%	Dow Jones U.S. UtilitiesSM Index[6]	(68,887)	—	52,000	(16,887)
(2,688,723)	11/6/2019	Societe Generale	(2.21)%	Dow Jones U.S. UtilitiesSM Index[6]	(297,523)	—	232,000	(65,523)
(2,776,165)	11/6/2019	UBS AG	(2.21)%	Dow Jones U.S. UtilitiesSM Index[6]	(328,785)	—	328,785	—
(8,853,442)					(642,960)
				Total Unrealized Appreciation	124,942
				Total Unrealized Depreciation	(767,902)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Utilities for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

206 :: SDP ULTRASHORT UTILITIES :: MAY 31, 2019 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 207

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Basic Materials	Short Dow30SM	Short Financials	Short FTSE China 50
ASSETS:
Securities and Repurchase Agreements, at cost	$25,986,334	$347,145,131	$595,581	$260,983,924	$18,537,476	$6,755,898
Securities, at value(a)	12,456,602	283,412,639	—	194,976,256	7,473,498	—
Repurchase Agreements, at value	13,533,681	63,860,151	595,581	66,089,095	11,066,183	6,755,898
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	6,930	102,960	—	780,450	—	—
Segregated cash balances with custodian for swap agreements	1,118,000	1,194,000	270,000	969,546	1,830,000	1,259,000
Dividends and interest receivable	906	4,274	40	4,424	741	452
Receivable for security lending income	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	14,207,115	2,252,274	—
Receivable from Advisor	—	—	7,064	—	—	2,737
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	160,368	—	—
Unrealized appreciation on non- exchange traded swap agreements	—	—	153,767	2,782,382	426,188	215,433
Prepaid expenses	5,475	8,848	5,024	7,801	5,252	5,101
Total Assets	27,121,594	348,582,872	1,031,476	279,977,437	23,054,136	8,238,621
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	—	—
Advisory fees payable	11,030	213,498	—	146,043	4,558	—
Management Services fees payable	2,267	28,466	—	19,574	1,628	—
Custodian fees payable	765	3,695	8	2,608	186	75
Administration fees payable	5,973	18,159	6,199	14,890	6,197	6,200
Trustee fees payable	361	3,315	8	2,038	158	58
Compliance services fees payable	267	2,148	7	904	86	24
Listing, Data and related fees payable	1,300	11,704	98	26,723	2,180	1,097
Professional fees payable	9,013	9,320	8,898	9,161	8,929	8,908
Payable for variation margin on futures contracts	4,406	70,843	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	1,853,382	30,852,125	—	11,171,253	1,071,717	141,979
Other liabilities	5,063	23,629	508	20,862	2,556	1,040
Total Liabilities	1,893,827	31,236,902	15,726	11,414,056	1,098,195	159,381
NET ASSETS	$25,227,767	$317,345,970	$1,015,750	$268,563,381	$21,955,941	$8,079,240
NET ASSETS CONSIST OF:
Paid in Capital	$36,568,352	$1,033,519,971	$8,325,243	$605,781,496	$104,119,122	$19,255,851
Distributable earnings (loss) (Note 17)	(11,340,585)	(716,174,001)	(7,309,493)	(337,218,115)	(82,163,181)	(11,176,611)
NET ASSETS	$25,227,767	$317,345,970	$1,015,750	$268,563,381	$21,955,941	$8,079,240
Shares (unlimited number of shares authorized, no par value)	925,000	15,350,000	50,000	4,673,755	974,851	400,000
Net Asset Value	$27.27	$20.67	$20.32	$57.46	$22.52	$20.20
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

208 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short High Yield	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short Oil & Gas	Short QQQ
ASSETS:
Securities and Repurchase Agreements, at cost	$103,786,127	$14,105,858	$39,946,504	$96,530,571	$1,478,003	$675,977,447
Securities, at value(a)	44,669,984	—	11,418,704	29,214,848	—	433,675,738
Repurchase Agreements, at value	59,128,895	14,105,858	28,531,301	67,325,381	1,478,003	242,482,592
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	93,500	—	—	—	4,472,600
Segregated cash balances with custodian for swap agreements	14,123,002	2,236,000	1,894,000	1,117,004	438,227	340,037
Dividends and interest receivable	3,958	944	1,910	4,506	99	16,230
Receivable for security lending income	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	6,060	—	—	—	—
Receivable for capital shares issued	3,300,653	—	—	—	—	7,622,735
Receivable from Advisor	—	—	—	—	6,457	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	18,101	—	—	—	691,004
Unrealized appreciation on non- exchange traded swap agreements	—	—	87,989	1,627,329	188,034	5,113,943
Prepaid expenses	6,213	8,048	7,642	13,736	5,036	11,498
Total Assets	121,232,705	16,468,511	41,941,546	99,302,804	2,115,856	694,426,377
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	1,108,306	—	—	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	—	—
Advisory fees payable	62,522	969	8,610	42,780	—	228,843
Management Services fees payable	8,999	1,144	2,311	6,606	—	43,355
Custodian fees payable	1,088	513	453	763	15	4,934
Administration fees payable	10,526	6,269	6,202	8,775	6,199	21,096
Trustee fees payable	1,035	161	339	666	16	4,266
Compliance services fees payable	520	54	149	838	8	1,624
Listing, Data and related fees payable	13,017	—	—	—	231	79,481
Professional fees payable	9,081	8,928	9,001	9,148	8,898	9,749
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	6,963,135	1,766,271	1,323,869	3,691,714	99,094	41,124,831
Other liabilities	7,274	1,514	2,911	5,934	637	19,791
Total Liabilities	8,185,503	1,785,823	1,353,845	3,767,224	115,098	41,537,970
NET ASSETS	$113,047,202	$14,682,688	$40,587,701	$95,535,580	$2,000,758	$652,888,407
NET ASSETS CONSIST OF:
Paid in Capital	$171,624,810	$57,029,040	$154,927,449	$280,912,359	$7,259,539	$1,135,779,235
Distributable earnings (loss) (Note 17)	(58,577,608)	(42,346,352)	(114,339,748)	(185,376,779)	(5,258,781)	(482,890,828)
NET ASSETS	$113,047,202	$14,682,688	$40,587,701	$95,535,580	$2,000,758	$652,888,407
Shares (unlimited number of shares authorized, no par value)	5,100,000	318,667	1,475,000	4,900,000	75,000	21,412,500
Net Asset Value	$22.17	$46.08	$27.52	$19.50	$26.68	$30.49
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 209

	Short Real Estate	Short Russell2000	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury
ASSETS:
Securities and Repurchase Agreements, at cost	$8,576,824	$354,261,217	$2,125,939,709	$3,723,677	$21,954,778	$26,511,365
Securities, at value(a)	—	262,619,827	1,603,422,692	—	19,246,515	26,053,969
Repurchase Agreements, at value	8,576,824	91,747,865	523,176,960	3,723,677	3,697,627	2,919,180
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	1,437,040	9,015,930	—	5,775	34,320
Segregated cash balances with custodian for swap agreements	1,059,650	769,241	1,201	738,092	414,335	517,924
Dividends and interest receivable	574	6,141	35,018	249	73,539	121,377
Receivable for security lending income	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	1,204,042	262,829
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	10,688,811	27,047,790	—	1,518,099	—
Receivable from Advisor	1,194	—	—	4,684	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	257,760	1,969,456	—	3,672	24,433
Unrealized appreciation on non- exchange traded swap agreements	—	10,678,042	21,005,817	125,541	1,354,910	2,781,167
Prepaid expenses	5,117	9,224	36,249	6,699	5,306	5,439
Total Assets	9,643,359	378,213,951	2,185,711,113	4,598,942	27,523,820	32,720,638
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	3,204,957	1,261,738
Payable for capital shares redeemed	—	8,551,049	8,559,122	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	—	—
Advisory fees payable	—	184,470	1,183,688	—	2,847	8,617
Management Services fees payable	—	26,067	157,824	—	1,950	2,531
Custodian fees payable	81	3,042	16,801	33	853	737
Administration fees payable	6,200	17,206	37,145	6,199	12,596	12,574
Trustee fees payable	77	2,636	16,518	35	272	275
Compliance services fees payable	35	1,019	5,707	16	175	117
Listing, Data and related fees payable	1,091	177,668	—	—	1,042	927
Professional fees payable	8,904	9,214	11,985	8,899	8,961	8,924
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	1,112,408	17,923,437	114,877,964	433,391	—	—
Other liabilities	1,807	15,055	66,448	914	1,299	1,449
Total Liabilities	1,130,603	26,910,863	124,933,202	449,487	3,234,952	1,297,889
NET ASSETS	$8,512,756	$351,303,088	$2,060,777,911	$4,149,455	$24,288,868	$31,422,749
NET ASSETS CONSIST OF:
Paid in Capital	$36,218,425	$897,066,485	$4,700,880,418	$39,782,302	$155,609,538	$35,325,547
Distributable earnings (loss) (Note 17)	(27,705,669)	(545,763,397)	(2,640,102,507)	(35,632,847)	(131,320,670)	(3,902,798)
NET ASSETS	$8,512,756	$351,303,088	$2,060,777,911	$4,149,455	$24,288,868	$31,422,749
Shares (unlimited number of shares authorized, no par value)	600,000	8,216,642	72,230,826	118,681	400,000	350,000
Net Asset Value	$14.19	$42.76	$28.53	$34.96	$60.72	$89.78
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

210 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra Basic Materials	Ultra Communication Services Select Sector	Ultra Consumer Goods	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials
ASSETS:
Securities and Repurchase Agreements, at cost	$48,826,850	$4,034,658	$7,440,305	$20,076,259	$307,271,565	$533,556,199
Securities, at value(a)	35,021,220	2,045,945	5,887,097	16,787,591	253,949,959	644,756,854
Repurchase Agreements, at value	4,272,960	2,089,613	482,128	1,753,404	47,456,499	10,974,842
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	986,150	—
Segregated cash balances with custodian for swap agreements	2,736,534	—	1,178,236	2,183,619	51,628,427	44,560,795
Dividends and interest receivable	87,442	1,379	7,328	19,604	969,269	837,939
Receivable for security lending income	—	—	39	14	—	49
Receivable for investments sold	—	—	—	—	—	2,152,758
Due from counterparty	129,284	—	3,018	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	2,135	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	—	269,809	14,751	1,950,893	18,791,821	54,613,812
Prepaid expenses	5,531	66	5,084	5,300	9,376	14,493
Total Assets	42,252,971	4,406,812	7,579,816	22,700,425	373,791,501	757,911,542
LIABILITIES:
Cash overdraft	—	—	67	12	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	2,076,462
Payable for cash collateral received from securities loaned	—	—	10,895	12,065	—	73,889
Advisory fees payable	16,181	9,306	—	12,808	214,759	496,336
Management Services fees payable	3,335	400	—	2,021	30,144	67,292
Custodian fees payable	1,333	177	441	828	4,675	20,659
Administration fees payable	12,965	1,419	12,384	12,485	27,077	35,720
Trustee fees payable	394	39	56	199	3,323	6,852
Compliance services fees payable	201	13	31	111	1,613	3,289
Listing, Data and related fees payable	5,341	2,806	756	2,611	41,511	96,393
Professional fees payable	8,931	7,463	8,895	8,933	9,298	8,947
Payable for variation margin on futures contracts	—	—	—	—	203,754	—
Unrealized depreciation on non- exchange traded swap agreements	6,519,415	21,793	598,831	636,858	54,910,909	19,292,663
Due to counterparty	—	142	—	541	—	—
Other liabilities	3,813	1,356	1,018	1,747	15,744	29,091
Total Liabilities	6,571,909	44,914	633,374	691,219	55,462,807	22,207,593
NET ASSETS	$35,681,062	$4,361,898	$6,946,442	$22,009,206	$318,328,694	$735,703,949
NET ASSETS CONSIST OF:
Paid in Capital	$53,444,703	$4,000,040	$8,443,045	$19,353,094	$298,459,739	$548,030,385
Distributable earnings (loss) (Note 17)	(17,763,641)	361,858	(1,496,603)	2,656,112	19,868,955	187,673,564
NET ASSETS	$35,681,062	$4,361,898	$6,946,442	$22,009,206	$318,328,694	$735,703,949
Shares (unlimited number of shares authorized, no par value)	750,000	100,001	175,000	225,000	7,500,000	18,057,750
Net Asset Value	$47.57	$43.62	$39.69	$97.82	$42.44	$40.74
(a) Includes securities on loan valued at:	$—	$—	$64,815	$27,801	$—	$67,596

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 211

	Ultra FTSE China 50	Ultra FTSE Europe	Ultra Gold Miners	Ultra Health Care	Ultra High Yield	Ultra Industrials
ASSETS:
Securities and Repurchase Agreements, at cost	$32,513,164	$4,387,294	$9,557,826	$118,820,658	$3,648,588	$20,004,559
Securities, at value(a)	—	—	7,817,977	91,158,641	2,934,992	15,614,711
Repurchase Agreements, at value	32,513,164	4,387,294	1,454,531	11,629,620	678,981	2,568,626
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	13,499,525	2,260,598	1,942,665	3,257,457	512,000	1,459,921
Dividends and interest receivable	2,176	294	97	170,401	45	38,719
Receivable for security lending income	—	—	—	151	107	9
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	3,010	4,491	—	13,944	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	775,240	202,260	95,426	2,713,866	172,955	1,029,892
Prepaid expenses	5,480	5,087	5,173	7,310	5,060	5,253
Total Assets	46,795,585	6,858,543	11,320,360	108,937,446	4,318,084	20,717,131
LIABILITIES:
Cash overdraft	—	—	—	—	—	12
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	1,477,695	—	—	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	183,782	948,757	11,474
Advisory fees payable	19,420	—	—	53,693	—	8,284
Management Services fees payable	3,562	—	—	8,859	—	1,729
Custodian fees payable	306	61	120	4,553	28	1,203
Administration fees payable	7,230	6,200	12,262	19,063	12,265	12,532
Trustee fees payable	337	55	104	1,294	30	177
Compliance services fees payable	115	36	32	545	12	85
Listing, Data and related fees payable	6,937	312	716	14,953	13,126	2,439
Professional fees payable	8,896	8,900	8,908	9,113	8,902	8,908
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	7,078,959	1,386,181	174,104	8,996,559	—	1,865,242
Other liabilities	3,350	902	1,400	5,539	522	1,514
Total Liabilities	8,606,807	1,402,647	197,646	9,297,953	983,642	1,913,599
NET ASSETS	$38,188,778	$5,455,896	$11,122,714	$99,639,493	$3,334,442	$18,803,532
NET ASSETS CONSIST OF:
Paid in Capital	$44,407,184	$6,629,416	$17,096,797	$112,887,915	$3,185,762	$18,993,239
Distributable earnings (loss) (Note 17)	(6,218,406)	(1,173,520)	(5,974,083)	(13,248,422)	148,680	(189,707)
NET ASSETS	$38,188,778	$5,455,896	$11,122,714	$99,639,493	$3,334,442	$18,803,532
Shares (unlimited number of shares authorized, no par value)	650,000	125,000	349,969	1,075,000	50,000	275,000
Net Asset Value	$58.75	$43.65	$31.78	$92.69	$66.69	$68.38
(a) Includes securities on loan valued at:	$—	$—	$—	$271,353	$923,203	$27,597

See accompanying notes to the financial statements.

212 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra MidCap400	Ultra MSCI Brazil Capped	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology
ASSETS:
Securities and Repurchase Agreements, at cost	$138,257,221	$4,467,764	$4,114,336	$30,071,071	$2,966,195	$296,716,903
Securities, at value(a)	120,170,673	—	—	—	—	204,205,007
Repurchase Agreements, at value	6,540,575	4,467,764	4,114,336	30,071,071	2,966,195	33,824,643
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	271,150	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	12,523,743	9,101,729	3,809,000	11,257,162	1,710,771	1,140,776
Dividends and interest receivable	144,216	299	276	2,013	199	139,011
Receivable for security lending income	634	—	—	—	—	18,495
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	1,775	2,337	—	13,463	—
Reclaims receivable	—	—	—	—	—	—
Other receivables	—	—	—	—	164,737	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	1,221,953	242,997	417,211	—	1,272,737	—
Prepaid expenses	9,670	5,202	5,237	5,696	5,783	4,822
Total Assets	140,882,614	13,819,766	8,348,397	41,335,942	6,133,885	239,332,754
LIABILITIES:
Cash overdraft	—	—	—	—	—	44,305
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	—
Payable for cash collateral received from securities loaned	386,411	—	—	—	—	5,946,362
Advisory fees payable	32,758	—	—	21,975	—	111,573
Management Services fees payable	12,502	—	—	3,646	—	20,018
Custodian fees payable	20,451	77	60	434	70	19,846
Administration fees payable	20,355	6,200	6,200	7,421	6,307	23,986
Trustee fees payable	1,233	77	65	413	51	2,327
Compliance services fees payable	548	34	35	106	34	1,317
Listing, Data and related fees payable	—	—	—	—	—	42,674
Professional fees payable	9,057	8,893	8,892	8,902	8,895	8,392
Interest payable	—	—	—	—	164,737	—
Payable for variation margin on futures contracts	52,496	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	10,200,675	5,571,780	2,274,020	5,284,312	701,578	25,637,440
Other liabilities	9,567	1,471	1,101	3,516	813	20,595
Total Liabilities	10,746,053	5,588,532	2,290,373	5,330,725	882,485	31,878,835
NET ASSETS	$130,136,561	$8,231,234	$6,058,024	$36,005,217	$5,251,400	$207,453,919
NET ASSETS CONSIST OF:
Paid in Capital	$286,793,743	$21,124,191	$13,820,918	$48,668,906	$6,233,246	$365,999,218
Distributable earnings (loss) (Note 17)	(156,657,182)	(12,892,957)	(7,762,894)	(12,663,689)	(981,846)	(158,545,299)
NET ASSETS	$130,136,561	$8,231,234	$6,058,024	$36,005,217	$5,251,400	$207,453,919
Shares (unlimited number of shares authorized, no par value)	3,675,000	116,557	175,000	550,000	175,000	4,750,000
Net Asset Value	$35.41	$70.62	$34.62	$65.46	$30.01	$43.67
(a) Includes securities on loan valued at:	$946,278	$—	$—	$—	$—	$6,116,960

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 213

	Ultra Oil & Gas	Ultra QQQ	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors
ASSETS:
Securities and Repurchase Agreements, at cost	$102,275,829	$1,742,236,973	$125,363,277	$194,978,880	$2,195,918,752	$48,060,708
Securities, at value(a)	69,669,484	1,509,332,357	112,834,223	136,831,451	1,671,437,348	36,784,965
Repurchase Agreements, at value	7,047,579	104,117,937	5,748,810	37,147,764	312,332,777	5,650,375
Cash	—	137	1,333	—	177	—
Segregated cash balances with brokers for futures contracts	—	7,515,640	—	449,075	10,602,900	—
Segregated cash balances with custodian for swap agreements	8,210,940	61,210,005	5,252,763	8,196,584	159,655,959	431,857
Dividends and interest receivable	449,240	1,659,065	61,055	119,335	3,589,061	110,719
Receivable for security lending income	—	2,891	45	9,400	333	—
Receivable for investments sold	—	—	—	3,091,035	5,686,032	—
Due from counterparty	150,395	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	11,076,422	—
Receivable from Advisor	—	—	—	120,614	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	127,329	80,981,668	16,506,356	3,063,110	115,854,076	—
Prepaid expenses	6,273	29,705	6,847	7,318	40,144	5,627
Total Assets	85,661,240	1,764,849,405	140,411,432	189,035,686	2,290,275,229	42,983,543
LIABILITIES:
Cash overdraft	—	—	—	597	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	6,063,500	5,538,211	—
Payable for cash collateral received from securities loaned	—	318,912	162,669	3,234,393	223,531	—
Advisory fees payable	38,434	944,002	81,388	—	1,584,899	22,613
Management Services fees payable	7,285	162,358	11,976	—	211,318	4,269
Custodian fees payable	2,890	22,693	4,491	99,322	76,989	1,068
Administration fees payable	17,442	46,888	19,861	26,249	51,797	14,427
Trustee fees payable	881	16,453	1,232	1,622	21,646	476
Compliance services fees payable	403	7,517	537	849	9,839	227
Listing, Data and related fees payable	11,663	325,784	16,869	112,804	—	6,290
Professional fees payable	8,994	11,614	9,059	8,540	11,218	8,920
Payable for variation margin on futures contracts	—	1,950,154	—	78,196	2,482,902	—
Unrealized depreciation on non- exchange traded swap agreements	14,395,608	69,412,044	2,363,038	18,718,472	64,737,883	4,409,013
Due to counterparty	—	27,540	—	—	9,036	—
Other liabilities	9,841	32,834	7,642	9,866	50,632	4,997
Total Liabilities	14,493,441	73,278,793	2,678,762	28,354,410	75,009,901	4,472,300
NET ASSETS	$71,167,799	$1,691,570,612	$137,732,670	$160,681,276	$2,215,265,328	$38,511,243
NET ASSETS CONSIST OF:
Paid in Capital	$162,407,279	$1,689,537,492	$111,198,801	$367,176,117	$2,336,605,355	$50,799,868
Distributable earnings (loss) (Note 17)	(91,239,480)	2,033,120	26,533,869	(206,494,841)	(121,340,027)	(12,288,625)
NET ASSETS	$71,167,799	$1,691,570,612	$137,732,670	$160,681,276	$2,215,265,328	$38,511,243
Shares (unlimited number of shares authorized, no par value)	2,975,000	20,300,000	1,833,744	2,650,000	20,000,000	1,175,000
Net Asset Value	$23.92	$83.33	$75.11	$60.63	$110.76	$32.78
(a) Includes securities on loan valued at:	$—	$5,495,734	$155,915	$3,538,283	$200,162	$—
See accompanying notes to the financial statements.

214 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra SmallCap600	Ultra Technology	Ultra Telecommunications	Ultra Utilities	UltraPro Communication Services Select Sector	UltraPro Dow30SM
ASSETS:
Securities and Repurchase Agreements, at cost	$31,082,891	$295,870,113	$722,092	$13,797,857	$2,150,903	$409,527,632
Securities, at value(a)	20,160,645	262,788,269	729,703	12,315,612	2,094,001	319,708,184
Repurchase Agreements, at value	5,174,925	12,843,857	23,747	2,181,701	157,092	63,193,993
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	1,573,000
Segregated cash balances with custodian for swap agreements	5,040,237	16,876,171	167,642	1,087,203	1,870,730	36,111,032
Dividends and interest receivable	14,814	384,632	744	59,703	1,275	1,239,189
Receivable for security lending income	317	63	5	—	—	—
Receivable for investments sold	—	2,694,897	—	—	—	4,310,149
Due from counterparty	—	—	—	5,903	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	10,996	108	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	193,096	21,654,367	86,427	1,411,941	445,004	12,399,005
Prepaid expenses	6,972	9,166	5,025	5,223	68	11,627
Total Assets	30,591,006	317,251,422	1,024,289	17,067,394	4,568,170	438,546,179
LIABILITIES:
Cash overdraft	18	—	—	—	—	—
Payable for investments purchased	50,598	—	—	—	—	—
Payable for capital shares redeemed	—	2,546,134	—	—	—	4,204,662
Payable for cash collateral received from securities loaned	339,985	475,731	3,649	—	—	—
Advisory fees payable	35,765	206,782	—	—	9,442	292,122
Management Services fees payable	2,245	29,240	—	—	427	39,313
Custodian fees payable	3,084	10,084	186	631	178	6,648
Administration fees payable	13,260	26,935	12,326	12,297	1,477	30,116
Trustee fees payable	240	2,805	9	133	41	4,642
Compliance services fees payable	123	1,437	7	54	13	1,988
Listing, Data and related fees payable	—	39,649	112	1,914	2,851	58,588
Professional fees payable	8,937	9,231	8,898	8,910	7,463	9,634
Payable for variation margin on futures contracts	—	—	—	—	—	97,016
Unrealized depreciation on non- exchange traded swap agreements	6,886,554	13,444,060	84,755	6,989	79,770	25,933,860
Due to counterparty	—	—	—	—	142	—
Other liabilities	1,407	16,937	1,026	1,351	1,356	23,820
Total Liabilities	7,342,216	16,809,025	110,968	32,279	103,160	30,702,409
NET ASSETS	$23,248,790	$300,442,397	$913,321	$17,035,115	$4,465,010	$407,843,770
NET ASSETS CONSIST OF:
Paid in Capital	$31,448,345	$312,584,556	$1,530,220	$14,485,381	$4,000,040	$382,582,219
Distributable earnings (loss) (Note 17)	(8,199,555)	(12,142,159)	(616,899)	2,549,734	464,970	25,261,551
NET ASSETS	$23,248,790	$300,442,397	$913,321	$17,035,115	$4,465,010	$407,843,770
Shares (unlimited number of shares authorized, no par value)	275,000	2,950,000	25,000	300,000	100,001	4,850,000
Net Asset Value	$84.54	$101.84	$36.53	$56.78	$44.65	$84.09
(a) Includes securities on loan valued at:	$352,033	$845,871	$2,929	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 215

	UltraPro Financial Select Sector	UltraPro MidCap400	UltraPro Nasdaq Biotechnology	UltraPro QQQ	UltraPro Russell2000	UltraPro S&P500®
ASSETS:
Securities and Repurchase Agreements, at cost	$29,284,575	$22,922,107	$34,682,635	$3,550,494,498	$97,032,544	$1,102,695,670
Securities, at value(a)	24,631,633	17,218,272	24,753,263	2,938,674,765	63,255,314	861,933,775
Repurchase Agreements, at value	2,025,444	2,692,135	4,494,734	323,777,300	13,733,837	152,611,311
Cash	—	—	—	1,041	—	68,707
Segregated cash balances with brokers for futures contracts	—	65,450	—	17,940,560	410,025	4,379,760
Segregated cash balances with custodian for swap agreements	3,620,467	2,866,583	1,646,892	34,104,363	9,025,732	52,636,090
Dividends and interest receivable	41,292	20,801	17,050	3,431,606	54,155	1,833,308
Receivable for security lending income	—	73	1,987	4,842	3,811	236
Receivable for investments sold	—	—	—	60,110,856	3,145,421	11,812,399
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	2,509,668	3,042,238	11,458,437
Receivable from Advisor	—	—	—	—	98,543	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	76,771	169,953	1,679,303	377,540,217	7,003,905	66,999,174
Prepaid expenses	5,249	7,049	2,123	63,857	6,220	27,493
Total Assets	30,400,856	23,040,316	32,595,352	3,758,159,075	99,779,201	1,163,760,690
LIABILITIES:
Cash overdraft	3	88	—	—	278	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	60,429,118	3,042,238	11,184,248
Payable for cash collateral received from securities loaned	—	79,192	449,161	11,491,968	1,126,477	—
Advisory fees payable	6,916	5,705	5,364	2,338,441	—	830,481
Management Services fees payable	2,437	1,957	2,391	332,935	—	110,730
Custodian fees payable	1,350	4,482	4,494	52,083	130,279	68,373
Administration fees payable	12,470	12,725	12,466	64,997	21,916	42,022
Trustee fees payable	265	231	277	36,128	952	12,032
Compliance services fees payable	171	134	125	15,194	555	5,433
Listing, Data and related fees payable	13,329	—	5,134	689,421	66,645	—
Professional fees payable	8,928	8,918	8,248	15,982	9,031	10,775
Payable for variation margin on futures contracts	—	12,671	—	3,348,713	33,373	910,306
Unrealized depreciation on non- exchange traded swap agreements	5,421,796	3,319,552	6,921,520	489,448,990	19,287,599	45,541,928
Due to counterparty	—	—	—	57,049	—	4,576
Other liabilities	2,404	1,666	3,087	78,098	4,288	28,705
Total Liabilities	5,470,069	3,447,321	7,412,267	568,399,117	23,723,631	58,749,609
NET ASSETS	$24,930,787	$19,592,995	$25,183,085	$3,189,759,958	$76,055,570	$1,105,011,081
NET ASSETS CONSIST OF:
Paid in Capital	$34,868,807	$25,762,213	$65,045,495	$3,316,097,802	$100,221,297	$1,133,318,685
Distributable earnings (loss) (Note 17)	(9,938,020)	(6,169,218)	(39,862,410)	(126,337,844)	(24,165,727)	(28,307,604)
NET ASSETS	$24,930,787	$19,592,995	$25,183,085	$3,189,759,958	$76,055,570	$1,105,011,081
Shares (unlimited number of shares authorized, no par value)	350,004	225,000	1,249,915	63,550,000	1,250,000	24,700,000
Net Asset Value	$71.23	$87.08	$20.15	$50.19	$60.84	$44.74
(a) Includes securities on loan valued at:	$—	$136,050	$538,275	$11,082,567	$1,167,035	$73,816

See accompanying notes to the financial statements.

216 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraPro Short 20+ Year Treasury	UltraPro Short Communication Services Select Sector	UltraPro Short Dow30SM	UltraPro Short Financial Select Sector	UltraPro Short MidCap400	UltraPro Short Nasdaq Biotechnology
ASSETS:
Securities and Repurchase Agreements, at cost	$37,311,881	$2,358,297	$288,669,295	$1,244,749	$2,265,067	$2,305,017
Securities, at value(a)	19,926,743	—	237,722,231	—	—	—
Repurchase Agreements, at value	17,391,226	2,358,297	51,043,869	1,244,749	2,265,067	2,305,017
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	26,400	—	955,900	—	18,700	—
Segregated cash balances with custodian for swap agreements	11,860,890	1,660,000	511,004	611,551	1,295,650	3,629,220
Dividends and interest receivable	1,164	158	3,417	83	152	154
Receivable for security lending income	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	—	6,846	6,334	4,626
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	293,885	—	3,621	—
Unrealized appreciation on non- exchange traded swap agreements	6,917	—	4,843,232	83,565	84,793	485,189
Prepaid expenses	5,509	51	8,083	5,036	6,777	1,745
Total Assets	49,218,849	4,018,506	295,381,621	1,951,830	3,681,094	6,425,951
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	—	—
Advisory fees payable	21,352	613	141,467	—	—	—
Management Services fees payable	3,606	251	19,212	—	—	—
Custodian fees payable	835	64	2,539	16	366	52
Administration fees payable	7,288	982	14,977	6,199	6,199	6,200
Trustee fees payable	473	29	2,003	12	20	42
Compliance services fees payable	329	11	742	5	8	14
Listing, Data and related fees payable	1,639	2,551	26,531	864	—	728
Professional fees payable	8,969	7,461	9,208	8,899	8,901	8,903
Payable for variation margin on futures contracts	14,206	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	12,182,786	734,491	40,897,706	444,201	1,014,805	1,082,873
Other liabilities	2,735	1,350	17,968	587	785	816
Total Liabilities	12,244,218	747,803	41,132,353	460,783	1,031,084	1,099,628
NET ASSETS	$36,974,631	$3,270,703	$254,249,268	$1,491,047	$2,650,010	$5,326,323
NET ASSETS CONSIST OF:
Paid in Capital	$156,985,001	$4,000,040	$708,982,604	$9,526,466	$27,974,793	$8,328,387
Distributable earnings (loss) (Note 17)	(120,010,370)	(729,337)	(454,733,336)	(8,035,419)	(25,324,783)	(3,002,064)
NET ASSETS	$36,974,631	$3,270,703	$254,249,268	$1,491,047	$2,650,010	$5,326,323
Shares (unlimited number of shares authorized, no par value)	1,874,917	100,001	4,134,069	193,723	268,686	299,967
Net Asset Value	$19.72	$32.71	$61.50	$7.70	$9.86	$17.76
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 217

	UltraPro Short QQQ	UltraPro Short Russell2000	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Basic Materials
ASSETS:
Securities and Repurchase Agreements, at cost	$1,428,555,896	$73,426,197	$653,845,983	$78,444,860	$1,049,919,619	$3,892,902
Securities, at value(a)	1,229,413,344	30,521,196	510,293,957	31,998,437	849,427,336	—
Repurchase Agreements, at value	199,631,492	42,913,109	143,755,783	46,456,085	200,856,162	3,892,902
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	10,600,480	507,650	5,107,410	25,410	485,760	—
Segregated cash balances with custodian for swap agreements	3,660,000	16,786,001	1,244,006	924,767	5,532	1,226,160
Dividends and interest receivable	13,362	2,872	9,622	3,109	13,444	261
Receivable for security lending income	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	30,197,056	2,839,014	5,001,997	—	35,633,000	—
Receivable from Advisor	—	—	—	—	—	3,812
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	1,786,841	92,335	974,644	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	6,371,050	7,125,601	15,411,221	—	—	622,262
Prepaid expenses	20,255	5,756	13,730	5,776	16,028	5,096
Total Assets	1,481,693,880	100,793,534	681,812,370	79,413,584	1,086,437,262	5,750,493
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	1,484,708	—
Payable for cash collateral received from securities loaned	—	—	—	—	—	—
Advisory fees payable	587,203	32,535	335,847	40,995	586,859	—
Management Services fees payable	85,055	5,357	44,779	6,092	78,247	—
Custodian fees payable	9,616	951	5,005	1,065	9,272	62
Administration fees payable	30,234	8,134	22,045	8,943	29,494	6,200
Trustee fees payable	9,179	482	4,388	723	9,218	56
Compliance services fees payable	2,515	250	1,877	494	6,559	21
Listing, Data and related fees payable	170,359	36,680	—	2,554	32,235	807
Professional fees payable	10,542	8,961	9,490	8,982	9,542	8,908
Payable for variation margin on futures contracts	—	—	—	15,815	335,940	—
Unrealized depreciation on non- exchange traded swap agreements	350,073,630	19,253,111	70,720,946	12,357,978	197,241,138	118,125
Other liabilities	47,524	4,637	22,816	4,152	49,540	18,728
Total Liabilities	351,025,857	19,351,098	71,167,193	12,447,793	199,872,752	152,907
NET ASSETS	$1,130,668,023	$81,442,436	$610,645,177	$66,965,791	$886,564,510	$5,597,586
NET ASSETS CONSIST OF:
Paid in Capital	$2,757,563,744	$349,864,165	$2,718,097,918	$352,924,032	$6,677,773,928	$88,117,555
Distributable earnings (loss) (Note 17)	(1,626,895,721)	(268,421,729)	(2,107,452,741)	(285,958,241)	(5,791,209,418)	(82,519,969)
NET ASSETS	$1,130,668,023	$81,442,436	$610,645,177	$66,965,791	$886,564,510	$5,597,586
Shares (unlimited number of shares authorized, no par value)	25,421,323	2,813,142	17,848,634	3,350,000	29,856,929	170,356
Net Asset Value	$44.48	$28.95	$34.21	$19.99	$29.69	$32.86
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

218 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort Communication Services Select Sector	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Dow30SM	UltraShort Financials	UltraShort FTSE China 50
ASSETS:
Securities and Repurchase Agreements, at cost	$3,468,488	$3,082,742	$911,594	$157,124,803	$23,787,357	$32,045,214
Securities, at value(a)	—	—	—	136,295,190	11,562,618	14,187,560
Repurchase Agreements, at value	3,468,488	3,082,742	911,594	20,885,301	12,227,913	17,861,575
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	986,150	—	—
Segregated cash balances with custodian for swap agreements	556,000	244,707	508,007	5,470,945	7,087,668	3,843,999
Dividends and interest receivable	232	206	61	1,398	818	1,196
Receivable for security lending income	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	6,143	7,432	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	191,774	—	—
Unrealized appreciation on non- exchange traded swap agreements	—	198,605	2,349	864,786	1,956,125	3,845,413
Prepaid expenses	55	5,042	5,027	6,752	5,354	5,448
Total Assets	4,024,775	3,537,445	1,434,470	164,702,296	32,840,496	39,745,191
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	—	—
Advisory fees payable	777	—	—	86,640	9,042	16,152
Management Services fees payable	280	—	—	11,758	2,208	3,177
Custodian fees payable	65	20	18	1,764	287	310
Administration fees payable	1,021	6,199	6,199	11,603	6,197	6,370
Trustee fees payable	31	19	9	1,216	238	296
Compliance services fees payable	11	9	4	565	108	131
Listing, Data and related fees payable	2,604	283	122	15,906	3,306	5,812
Professional fees payable	7,462	8,900	8,899	9,066	8,934	8,955
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	468,856	287,124	793,598	21,436,915	5,391,686	1,314,862
Other liabilities	1,351	1,071	2,670	27,038	5,692	5,383
Total Liabilities	482,458	303,625	811,519	21,602,471	5,427,698	1,361,448
NET ASSETS	$3,542,317	$3,233,820	$622,951	$143,099,825	$27,412,798	$38,383,743
NET ASSETS CONSIST OF:
Paid in Capital	$4,000,040	$12,992,875	$28,631,791	$799,197,421	$492,535,730	$272,232,870
Distributable earnings (loss) (Note 17)	(457,723)	(9,759,055)	(28,008,840)	(656,097,596)	(465,122,932)	(233,849,127)
NET ASSETS	$3,542,317	$3,233,820	$622,951	$143,099,825	$27,412,798	$38,383,743
Shares (unlimited number of shares authorized, no par value)	100,001	212,457	37,317	4,654,272	1,444,832	551,947
Net Asset Value	$35.42	$15.22	$16.69	$30.75	$18.97	$69.54
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 219

	UltraShort FTSE Europe	UltraShort Gold Miners	UltraShort Health Care	UltraShort Industrials	UltraShort MidCap400	UltraShort MSCI Brazil Capped
ASSETS:
Securities and Repurchase Agreements, at cost	$13,108,177	$1,845,386	$2,627,739	$2,164,344	$2,718,125	$29,316,444
Securities, at value(a)	5,850,601	—	—	—	—	16,307,028
Repurchase Agreements, at value	7,259,275	1,845,386	2,627,739	2,164,344	2,718,125	13,014,113
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	37,400	—
Segregated cash balances with custodian for swap agreements	4,084,460	1,663,000	208,092	666,256	635,304	11,907,000
Dividends and interest receivable	486	124	176	145	182	871
Receivable for security lending income	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	762	—	—	—
Receivable for capital shares issued	—	—	—	—	—	2,047,472
Receivable from Advisor	—	5,006	5,773	6,032	5,833	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	7,241	—
Unrealized appreciation on non- exchange traded swap agreements	21,583	289,319	10,263	102,613	69,614	—
Prepaid expenses	5,182	5,059	5,051	5,054	7,847	6,648
Total Assets	17,221,587	3,807,894	2,857,856	2,944,444	3,481,546	43,283,132
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	—	—
Advisory fees payable	2,384	—	—	—	—	12,504
Management Services fees payable	1,218	—	—	—	—	2,600
Custodian fees payable	165	39	33	53	356	360
Administration fees payable	6,197	6,199	6,199	6,199	6,199	6,206
Trustee fees payable	133	28	22	28	31	285
Compliance services fees payable	78	12	4	10	14	122
Listing, Data and related fees payable	723	233	363	376	—	—
Professional fees payable	8,914	8,899	8,901	8,902	8,903	8,958
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	428,183	336,463	117,992	539,079	540,469	13,632,715
Other liabilities	3,222	618	624	3,603	2,525	2,919
Total Liabilities	451,217	352,491	134,138	558,250	558,497	13,666,669
NET ASSETS	$16,770,370	$3,455,403	$2,723,718	$2,386,194	$2,923,049	$29,616,463
NET ASSETS CONSIST OF:
Paid in Capital	$225,752,231	$4,766,831	$12,340,253	$20,160,168	$61,986,052	$101,689,301
Distributable earnings (loss) (Note 17)	(208,981,861)	(1,311,428)	(9,616,535)	(17,773,974)	(59,063,003)	(72,072,838)
NET ASSETS	$16,770,370	$3,455,403	$2,723,718	$2,386,194	$2,923,049	$29,616,463
Shares (unlimited number of shares authorized, no par value)	487,119	262,436	110,905	160,842	154,498	1,084,879
Net Asset Value	$34.43	$13.17	$24.56	$14.84	$18.92	$27.30
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

220 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology	UltraShort Oil & Gas	UltraShort QQQ
ASSETS:
Securities and Repurchase Agreements, at cost	$2,657,146	$17,585,824	$4,401,337	$27,673,056	$11,323,652	$431,194,115
Securities, at value(a)	—	7,945,175	—	11,473,147	4,561,671	355,072,679
Repurchase Agreements, at value	2,657,146	9,642,925	4,401,337	16,203,177	6,763,315	76,268,770
Cash	—	—	—	—	360,000	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	3,778,720
Segregated cash balances with custodian for swap agreements	529,650	3,446,500	2,313,006	1,056,000	2,466,460	2,690,142
Dividends and interest receivable	178	645	295	1,085	453	5,105
Receivable for security lending income	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	3,551,785
Receivable from Advisor	5,326	—	2,830	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	873,110
Unrealized appreciation on non- exchange traded swap agreements	471,741	—	695,921	1,766,450	6,827,548	4,647,303
Prepaid expenses	5,210	6,334	5,295	2,041	5,140	9,354
Total Assets	3,669,251	21,041,579	7,418,684	30,501,900	20,984,587	446,896,968
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	—	—	—	—	5,502,660
Payable for cash collateral received from securities loaned	—	—	—	—	—	—
Advisory fees payable	—	4,906	—	8,645	4,351	147,320
Management Services fees payable	—	1,584	—	2,058	1,411	27,800
Custodian fees payable	29	205	63	286	156	3,463
Administration fees payable	6,199	6,197	6,200	6,212	6,197	17,546
Trustee fees payable	31	160	59	227	110	2,840
Compliance services fees payable	14	90	24	120	82	1,122
Listing, Data and related fees payable	—	—	—	4,489	1,585	54,050
Professional fees payable	8,905	8,925	8,907	8,923	8,913	9,346
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	95,734	1,745,740	311,134	4,060,709	1,723,561	85,480,028
Other liabilities	845	3,176	1,188	2,314	20,651	24,528
Total Liabilities	111,757	1,770,983	327,575	4,093,983	1,767,017	91,270,703
NET ASSETS	$3,557,494	$19,270,596	$7,091,109	$26,407,917	$19,217,570	$355,626,265
NET ASSETS CONSIST OF:
Paid in Capital	$25,611,164	$183,796,350	$33,952,954	$80,892,136	$138,253,139	$1,834,902,411
Distributable earnings (loss) (Note 17)	(22,053,670)	(164,525,754)	(26,861,845)	(54,484,219)	(119,035,569)	(1,479,276,146)
NET ASSETS	$3,557,494	$19,270,596	$7,091,109	$26,407,917	$19,217,570	$355,626,265
Shares (unlimited number of shares authorized, no par value)	137,428	413,771	224,913	1,284,998	417,108	9,694,232
Net Asset Value	$25.89	$46.57	$31.53	$20.55	$46.07	$36.68
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 221

	UltraShort Real Estate	UltraShort Russell2000	UltraShort S&P500®	UltraShort Semiconductors	UltraShort SmallCap600	UltraShort Technology
ASSETS:
Securities and Repurchase Agreements, at cost	$24,228,423	$92,839,813	$1,096,672,181	$6,467,231	$2,608,375	$5,028,285
Securities, at value(a)	9,645,914	33,280,209	862,363,010	—	—	—
Repurchase Agreements, at value	14,585,206	59,568,598	234,666,976	6,467,231	2,608,375	5,028,285
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	546,700	7,248,780	—	—	—
Segregated cash balances with custodian for swap agreements	2,303,269	3,041,590	11,157,436	2,513,078	1,274,382	2,046,392
Dividends and interest receivable	976	3,987	15,707	433	175	337
Receivable for security lending income	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	1,652,583	59,296,755	—	—	—
Receivable from Advisor	—	—	—	3,663	5,639	4,721
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	138,150	1,127,539	—	—	—
Unrealized appreciation on non- exchange traded swap agreements	224,825	13,678,409	40,644,728	60,336	123,653	60,121
Prepaid expenses	5,284	6,291	21,231	5,092	6,684	5,075
Total Assets	26,765,474	111,916,517	1,216,542,162	9,049,833	4,018,908	7,144,931
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	2,545,665	5,288,016	—	—	—
Payable for cash collateral received from securities loaned	—	—	—	—	—	—
Advisory fees payable	6,694	47,068	614,943	—	—	—
Management Services fees payable	1,800	7,222	81,992	—	—	—
Custodian fees payable	219	1,187	8,789	96	31	65
Administration fees payable	6,197	9,399	29,575	6,199	6,199	6,199
Trustee fees payable	191	744	8,537	51	27	39
Compliance services fees payable	85	360	3,457	14	11	15
Listing, Data and related fees payable	2,693	52,686	—	800	—	589
Professional fees payable	8,914	8,940	10,029	8,907	8,903	8,906
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non- exchange traded swap agreements	5,302,600	10,642,146	78,945,388	1,913,248	543,962	1,770,466
Other liabilities	15,426	8,824	60,296	1,525	899	4,754
Total Liabilities	5,344,819	13,324,241	85,051,022	1,930,840	560,032	1,791,033
NET ASSETS	$21,420,655	$98,592,276	$1,131,491,140	$7,118,993	$3,458,876	$5,353,898
NET ASSETS CONSIST OF:
Paid in Capital	$304,184,190	$800,543,925	$5,746,639,623	$42,097,897	$30,889,706	$30,140,331
Distributable earnings (loss) (Note 17)	(282,763,535)	(701,951,649)	(4,615,148,483)	(34,978,904)	(27,430,830)	(24,786,433)
NET ASSETS	$21,420,655	$98,592,276	$1,131,491,140	$7,118,993	$3,458,876	$5,353,898
Shares (unlimited number of shares authorized, no par value)	945,837	5,809,437	32,096,067	218,970	223,326	251,540
Net Asset Value	$22.65	$16.97	$35.25	$32.51	$15.49	$21.28
(a) Includes securities on loan valued at:	$—	$—	$—	$—	$—	$—
See accompanying notes to the financial statements.

222 :: MAY 31, 2019 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

UltraShort Utilities
ASSETS:
Securities and Repurchase Agreements, at cost	$3,584,017
Securities, at value(a)	—
Repurchase Agreements, at value	3,584,017
Cash	—
Segregated cash balances with brokers for futures contracts	—
Segregated cash balances with custodian for swap agreements	1,493,683
Dividends and interest receivable	240
Receivable for security lending income	—
Receivable for investments sold	—
Due from counterparty	—
Receivable for capital shares issued	—
Receivable from Advisor	4,327
Reclaims receivable	—
Receivable for variation margin on futures contracts	—
Unrealized appreciation on non-exchange traded swap agreements	124,942
Prepaid expenses	5,069
Total Assets	5,212,278
LIABILITIES:
Cash overdraft	—
Payable for investments purchased	—
Payable for capital shares redeemed	—
Payable for cash collateral received from securities loaned	—
Advisory fees payable	—
Management Services fees payable	—
Custodian fees payable	44
Administration fees payable	6,200
Trustee fees payable	39
Compliance services fees payable	17
Listing, Data and related fees payable	543
Professional fees payable	8,900
Payable for variation margin on futures contracts	—
Unrealized depreciation on non-exchange traded swap agreements	767,902
Other liabilities	2,000
Total Liabilities	785,645
NET ASSETS	$4,426,633
NET ASSETS CONSIST OF:
Paid in Capital	$15,768,359
Distributable earnings (loss) (Note 17)	(11,341,726)
NET ASSETS	$4,426,633
Shares (unlimited number of shares authorized, no par value)	237,490
Net Asset Value	$18.64
(a) Includes securities on loan valued at:	$—

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2019 :: 223

STATEMENTS OF OPERATIONS

224 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short 7-10 Year Treasury	Short 20+ Year Treasury	Short Basic Materials	Short Dow30SM	Short Financials	Short FTSE China 50
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	1,210,935	10,354,440	21,343	5,262,465	391,102	120,339
Securities lending income (Note 2)	—	—	—	—	—	—
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	1,210,935	10,354,440	21,343	5,262,465	391,102	120,339
EXPENSES:
Advisory fees (Note 4)	444,911	3,612,462	10,009	1,715,962	149,721	47,591
Management Services fees (Note 4)	59,321	481,658	1,335	228,793	19,963	6,345
Professional fees	17,454	24,586	16,324	20,074	16,658	16,413
Administration fees (Note 5)	48,447	129,020	36,696	90,015	36,676	36,696
Custodian fees (Note 6)	5,534	27,063	65	15,379	1,182	390
Printing and Shareholder reports	15,304	53,494	1,396	36,726	6,017	2,516
Listing, Data and related fees (Note 7)	13,554	45,233	9,638	102,478	17,247	15,132
Trustees fees (Note 8)	1,194	11,013	30	5,057	448	141
Compliance services fees (Note 4)	771	6,396	19	2,678	240	68
Other fees	8,939	28,122	4,021	16,928	6,205	4,589
Total Gross Expenses before fees waived and/or reimbursed	615,429	4,419,047	79,533	2,234,090	254,357	129,881
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(51,924)	—	(66,851)	(60,880)	(64,708)	(69,588)
Total Net Expenses	563,505	4,419,047	12,682	2,173,210	189,649	60,293
Net Investment Income (Loss)	647,430	5,935,393	8,661	3,089,255	201,453	60,046
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	1,593	—	61	—	—
Expiration or closing of futures contracts	(7,545)	(575,412)	—	(1,601,693)	—	—
Expiration or closing of non-exchange traded swap agreements	88,435	(13,166,688)	—	(9,526,304)	—	(658,001)
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	80,890	(13,740,507)	—	(11,127,936)	—	(658,001)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	3,949	163,582	—	93,406	2,205	—
Futures contracts	(11,370)	(71,886)	—	244,894	—	—
Non-exchange traded swap agreements	(2,265,765)	(15,529,897)	166,919	657,253	166,881	1,132,929
Change in net unrealized appreciation/depreciation	(2,273,186)	(15,438,201)	166,919	995,553	169,086	1,132,929
Net realized and unrealized gain (loss)	(2,192,296)	(29,178,708)	166,919	(10,132,383)	169,086	474,928
Change in Net Assets Resulting from Operations	$(1,544,866)	$(23,243,315)	$175,580	$(7,043,128)	$370,539	$534,974

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 225

	Short High Yield	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short Oil & Gas	Short QQQ
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	2,542,308	324,309	785,303	3,101,889	32,147	10,623,020
Securities lending income (Note 2)	—	—	—	—	—	—
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	2,542,308	324,309	785,303	3,101,889	32,147	10,623,020
EXPENSES:
Advisory fees (Note 4)	955,654	109,329	278,891	1,157,472	13,105	3,278,935
Management Services fees (Note 4)	127,419	14,577	37,185	154,329	1,747	437,188
Professional fees	18,106	16,545	17,047	19,725	16,323	23,947
Administration fees (Note 5)	67,695	36,766	40,556	75,867	36,693	123,092
Custodian fees (Note 6)	6,906	2,982	2,472	8,746	84	26,940
Printing and Shareholder reports	17,449	3,050	8,031	18,812	1,667	27,905
Listing, Data and related fees (Note 7)	61,605	11,605	23,979	70,837	9,812	446,293
Trustees fees (Note 8)	2,532	339	818	3,521	37	9,668
Compliance services fees (Note 4)	1,569	152	376	2,169	25	4,428
Other fees	11,892	6,143	5,908	11,810	4,394	37,371
Total Gross Expenses before fees waived and/or reimbursed	1,270,827	201,488	415,263	1,523,288	83,887	4,415,767
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(60,524)	(63,036)	(61,990)	(56,762)	(67,277)	(263,353)
Total Net Expenses	1,210,303	138,452	353,273	1,466,526	16,610	4,152,414
Net Investment Income (Loss)	1,332,005	185,857	432,030	1,635,363	15,537	6,470,606
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	(610)	—	6
Expiration or closing of futures contracts	—	(117,091)	—	—	—	(4,496,941)
Expiration or closing of non-exchange traded swap agreements	(13,091,766)	(469,522)	(784,059)	(2,690,873)	—	(47,203,522)
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(13,091,766)	(586,613)	(784,059)	(2,691,483)	—	(51,700,457)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	12,752	—	3,501	9,658	—	198,138
Futures contracts	—	99,471	—	—	—	4,682,327
Non-exchange traded swap agreements	6,371,054	(649,218)	1,417,609	17,164,475	391,490	21,061,138
Change in net unrealized appreciation/depreciation	6,383,806	(549,747)	1,421,110	17,174,133	391,490	25,941,603
Net realized and unrealized gain (loss)	(6,707,960)	(1,136,360)	637,051	14,482,650	391,490	(25,758,854)
Change in Net Assets Resulting from Operations	$(5,375,955)	$(950,503)	$1,069,081	$16,118,013	$407,027	$(19,288,248)

See accompanying notes to the financial statements.

226 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short Real Estate	Short Russell2000	Short S&P500®	Short SmallCap600	Ultra 7-10 Year Treasury	Ultra 20+ Year Treasury
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	186,197	6,412,453	38,876,717	81,952	1,010,846	816,141
Securities lending income (Note 2)	—	—	—	—	217	54
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	186,197	6,412,453	38,876,717	81,952	1,011,063	816,195
EXPENSES:
Advisory fees (Note 4)	66,705	2,023,236	12,102,099	30,224	282,726	217,766
Management Services fees (Note 4)	8,894	269,763	1,613,601	4,030	37,697	29,035
Professional fees	16,440	20,815	44,943	16,380	16,881	16,906
Administration fees (Note 5)	36,695	98,908	214,890	36,778	78,977	73,914
Custodian fees (Note 6)	449	16,636	89,091	184	6,235	5,879
Printing and Shareholder reports	3,883	27,615	73,746	2,048	3,058	3,071
Listing, Data and related fees (Note 7)	12,735	265,378	14,111	11,605	11,932	11,282
Trustees fees (Note 8)	205	6,208	36,208	110	770	799
Compliance services fees (Note 4)	113	3,023	16,277	58	468	362
Other fees	4,724	17,365	95,452	4,457	5,837	5,955
Total Gross Expenses before fees waived and/or reimbursed	150,843	2,748,947	14,300,418	105,874	444,581	364,969
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(66,383)	(185,659)	—	(67,582)	(86,377)	(89,025)
Total Net Expenses	84,460	2,563,288	14,300,418	38,292	358,204	275,944
Net Investment Income (Loss)	101,737	3,849,165	24,576,299	43,660	652,859	540,251
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	174	(100)	—	26,862	(1,135,169)
Expiration or closing of futures contracts	—	(1,165,116)	(16,101,928)	—	26,543	43,310
Expiration or closing of non-exchange traded swap agreements	(814,717)	(14,069,803)	(231,839,188)	(226,761)	702,039	114,079
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(814,717)	(15,234,745)	(247,941,216)	(226,761)	755,444	(977,780)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	119,394	734,957	—	1,139,984	2,978,360
Futures contracts	—	1,586,741	5,522,122	—	6,653	31,213
Non-exchange traded swap agreements	(525,699)	37,519,294	131,375,987	566,816	1,639,398	2,775,761
Change in net unrealized appreciation/depreciation	(525,699)	39,225,429	137,633,066	566,816	2,786,035	5,785,334
Net realized and unrealized gain (loss)	(1,340,416)	23,990,684	(110,308,150)	340,055	3,541,479	4,807,554
Change in Net Assets Resulting from Operations	$(1,238,679)	$27,839,849	$(85,731,851)	$383,715	$4,194,338	$5,347,805

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 227

	Ultra Basic Materials	Ultra Communication Services Select Sector	Ultra Consumer Goods	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials
	Year Ended May 31, 2019	January 15, 2019* through May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$928,388	$6,919	$189,533	$228,979	$5,049,023	$14,878,882
Interest	148,879	18,228	12,627	38,656	2,692,175	1,325,317
Securities lending income (Note 2)	—	—	163	386	—	461
Foreign withholding tax on income	—	—	—	(43)	—	(1,410)
Total Investment Income	1,077,267	25,147	202,323	267,978	7,741,198	16,203,250
EXPENSES:
Advisory fees (Note 4)	363,625	12,445	56,002	190,452	2,933,309	6,058,243
Management Services fees (Note 4)	48,483	1,659	7,467	25,393	391,105	807,760
Professional fees	17,159	12,884	16,417	16,803	33,298	40,711
Administration fees (Note 5)	80,342	3,118	73,025	73,319	167,337	214,907
Custodian fees (Note 6)	6,240	443	3,618	8,193	28,028	111,727
Printing and Shareholder reports	8,440	882	2,241	3,739	33,742	62,934
Listing, Data and related fees (Note 7)	28,498	11,878	12,091	19,262	165,549	332,214
Trustees fees (Note 8)	1,188	39	181	597	9,436	19,193
Compliance services fees (Note 4)	631	13	109	309	4,875	9,794
Other fees	6,148	1,595	4,314	4,990	22,215	41,455
Total Gross Expenses before fees waived and/or reimbursed	560,754	44,956	175,465	343,057	3,788,894	7,698,938
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(100,559)	(29,179)	(104,516)	(101,721)	(72,956)	(24,946)
Total Net Expenses	460,195	15,777	70,949	241,336	3,715,938	7,673,992
Net Investment Income (Loss)	617,072	9,370	131,374	26,642	4,025,260	8,529,258
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(1,310,307)	6,588	(44,531)	(92,712)	(7,888,654)	(667,064)
Expiration or closing of futures contracts	—	—	—	—	5,038,082	—
Expiration or closing of non-exchange traded swap agreements	(5,458,124)	—	76,567	3,309,214	54,238,403	(18,634,832)
In-kind redemptions of investments	627,528	—	(41,325)	2,311,031	39,972,624	53,271,069
Net realized gain (loss)	(6,140,903)	6,588	(9,289)	5,527,533	91,360,455	33,969,173
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(5,803,667)	100,900	221,305	(589,193)	(13,464,805)	(43,052,113)
Futures contracts	—	—	—	—	(1,092,764)	—
Non-exchange traded swap agreements	(4,589,926)	248,016	(22,896)	(1,737,997)	(71,333,382)	2,947,371
Change in net unrealized appreciation/depreciation	(10,393,593)	348,916	198,409	(2,327,190)	(85,890,951)	(40,104,742)
Net realized and unrealized gain (loss)	(16,534,496)	355,504	189,120	3,200,343	5,469,504	(6,135,569)
Change in Net Assets Resulting from Operations	$(15,917,424)	$364,874	$320,494	$3,226,985	$9,494,764	$2,393,689

*Commencement of investment operations.

See accompanying notes to the financial statements.

228 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra FTSE China 50	Ultra FTSE Europe	Ultra Gold Miners	Ultra Health Care	Ultra High Yield	Ultra Industrials
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$30,976	$1,785,587	$114,707	$286,595
Income from non-cash dividends	—	—	—	—	—	19,684
Interest	541,907	120,519	21,663	149,027	11,983	43,245
Securities lending income (Note 2)	—	—	—	15,672	1,054	24
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	541,907	120,519	52,639	1,950,286	127,744	349,548
EXPENSES:
Advisory fees (Note 4)	245,981	58,964	70,513	960,187	24,563	159,348
Management Services fees (Note 4)	32,797	7,862	9,402	128,024	3,275	21,246
Professional fees	16,770	16,436	16,456	18,986	16,357	16,680
Administration fees (Note 5)	38,326	36,695	72,732	115,149	72,728	73,359
Custodian fees (Note 6)	1,561	430	548	31,717	176	6,898
Printing and Shareholder reports	5,144	2,105	3,520	13,427	1,706	3,085
Listing, Data and related fees (Note 7)	40,261	11,463	12,865	60,315	61,605	17,603
Trustees fees (Note 8)	841	193	234	3,285	74	522
Compliance services fees (Note 4)	420	113	106	1,527	37	274
Other fees	6,524	4,725	4,796	10,237	4,088	5,306
Total Gross Expenses before fees waived and/or reimbursed	388,625	138,986	191,172	1,342,854	184,609	304,321
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(77,421)	(64,349)	(101,909)	(126,665)	(153,492)	(102,479)
Total Net Expenses	311,204	74,637	89,263	1,216,189	31,117	201,842
Net Investment Income (Loss)	230,703	45,882	(36,624)	734,097	96,627	147,706
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	(229,355)	(1,204,588)	(31,168)	(50,148)
Expiration or closing of futures contracts	—	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(7,343,760)	(1,088,442)	(1,475,173)	3,002,495	48,015	2,461,761
In-kind redemptions of investments	—	—	—	8,356,042	—	368,373
Net realized gain (loss)	(7,343,760)	(1,088,442)	(1,704,528)	10,153,949	16,847	2,779,986
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	(105,706)	(7,549,458)	16,633	(165,739)
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(7,051,083)	(767,088)	525,279	(6,442,886)	103,135	(3,145,085)
Change in net unrealized appreciation/depreciation	(7,051,083)	(767,088)	419,573	(13,992,344)	119,768	(3,310,824)
Net realized and unrealized gain (loss)	(14,394,843)	(1,855,530)	(1,284,955)	(3,838,395)	136,615	(530,838)
Change in Net Assets Resulting from Operations	$(14,164,140)	$(1,809,648)	$(1,321,579)	$(3,104,298)	$233,242	$(383,132)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 229

	Ultra MidCap400	Ultra MSCI Brazil Capped	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$1,842,260	$—	$—	$—	$—	$1,343,267
Interest	258,714	130,717	113,362	641,007	101,020	728,447
Securities lending income (Note 2)	2,657	—	—	—	—	86,705
Foreign withholding tax on income	(984)	—	—	—	—	—
Total Investment Income	2,102,647	130,717	113,362	641,007	101,020	2,158,419
EXPENSES:
Advisory fees (Note 4)	1,047,888	66,149	62,761	264,959	55,800	2,276,864
Management Services fees (Note 4)	139,717	8,820	8,368	35,328	7,440	303,579
Professional fees	8,101	16,288	16,408	16,655	26,407	21,991
Administration fees (Note 5)	117,092	36,696	36,301	40,060	36,801	150,747
Custodian fees (Note 6)	91,844	696	371	2,022	490	91,154
Printing and Shareholder reports	21,132	3,772	2,366	7,314	2,179	41,825
Listing, Data and related fees (Note 7)	11,605	12,632	12,452	23,236	12,080	309,655
Trustees fees (Note 8)	3,172	114	204	788	176	7,442
Compliance services fees (Note 4)	1,560	126	119	418	106	4,064
Interest	—	—	—	—	164,737	—
Other fees	10,791	5,072	4,796	7,393	4,716	17,921
Total Gross Expenses before fees waived and/or reimbursed	1,452,902	150,365	144,146	398,173	310,932	3,225,242
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(126,203)	(66,513)	(64,693)	(62,819)	(75,578)	(342,737)
Expenses reimbursed by other entities (Note 2)	—	—	—	—	(164,737)	—
Total Net Expenses	1,326,699	83,852	79,453	335,354	70,617	2,882,505
Net Investment Income (Loss)	775,948	46,865	33,909	305,653	30,403	(724,086)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(3,607,673)	—	—	—	—	(28,850,365)
Expiration or closing of futures contracts	815,185	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	3,898,016	(988,303)	—	(6,297,367)	(623,403)	(12,948,682)
In-kind redemptions of investments	9,129,805	—	—	—	—	29,853,139
Net realized gain (loss)	10,235,333	(988,303)	—	(6,297,367)	(623,403)	(11,945,908)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(15,693,460)	—	—	—	—	(25,267,922)
Futures contracts	(415,814)	—	—	—	—	—
Non-exchange traded swap agreements	(20,991,244)	3,480,838	(1,862,212)	(3,727,553)	346,425	(28,456,618)
Change in net unrealized appreciation/depreciation	(37,100,518)	3,480,838	(1,862,212)	(3,727,553)	346,425	(53,724,540)
Net realized and unrealized gain (loss)	(26,865,185)	2,492,535	(1,862,212)	(10,024,920)	(276,978)	(65,670,448)
Change in Net Assets Resulting from Operations	$(26,089,237)	$2,539,400	$(1,828,303)	$(9,719,267)	$(246,575)	$(66,394,534)

See accompanying notes to the financial statements.

230 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra Oil & Gas	Ultra QQQ	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$2,412,937	$16,222,507	$3,509,791	$2,119,376	$34,914,992	$846,462
Interest	220,600	3,826,852	312,707	672,718	7,999,063	270,626
Securities lending income (Note 2)	111	43,468	256	47,251	19,683	104
Foreign withholding tax on income	(816)	(4,685)	—	(724)	—	—
Total Investment Income	2,632,832	20,088,142	3,822,754	2,838,621	42,933,738	1,117,192
EXPENSES:
Advisory fees (Note 4)	759,122	13,895,795	1,013,511	1,533,111	18,254,990	424,926
Management Services fees (Note 4)	101,216	1,852,759	135,134	204,413	2,433,981	56,656
Professional fees	18,028	52,473	18,840	20,215	64,453	17,213
Administration fees (Note 5)	107,166	275,481	116,587	143,895	304,928	84,947
Custodian fees (Note 6)	16,014	146,673	22,981	395,433	430,392	7,141
Printing and Shareholder reports	21,349	75,573	13,865	23,114	93,578	7,753
Listing, Data and related fees (Note 7)	49,591	1,861,864	63,835	203,296	11,605	31,316
Trustees fees (Note 8)	2,386	43,218	3,238	4,747	57,297	1,353
Compliance services fees (Note 4)	1,158	20,961	1,602	2,397	28,366	725
Other fees	8,676	84,486	9,892	14,680	112,289	7,654
Total Gross Expenses before fees waived and/or reimbursed	1,084,706	18,309,283	1,399,485	2,545,301	21,791,879	639,684
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(124,414)	(708,003)	(115,021)	(604,558)	—	(102,027)
Total Net Expenses	960,292	17,601,280	1,284,464	1,940,743	21,791,879	537,657
Net Investment Income (Loss)	1,672,540	2,486,862	2,538,290	897,878	21,141,859	579,535
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(8,918,123)	(20,810,888)	(485,825)	(7,419,866)	(9,350,191)	(1,735,548)
Expiration or closing of futures contracts	—	3,703,963	—	1,209,017	26,690,964	—
Expiration or closing of non-exchange traded swap agreements	(1,892,946)	137,728,139	4,800,469	2,203,692	(9,977,301)	(5,658,751)
In-kind redemptions of investments	2,081,104	274,657,874	1,221,048	11,758,725	247,443,246	2,183,379
Net realized gain (loss)	(8,729,965)	395,279,088	5,535,692	7,751,568	254,806,718	(5,210,920)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(14,229,936)	(237,094,609)	10,742,289	(22,942,177)	(196,711,772)	(8,464,013)
Futures contracts	—	(11,474,121)	—	(1,776,976)	(8,980,345)	—
Non-exchange traded swap agreements	(27,983,749)	(207,627,943)	10,537,922	(34,119,973)	(49,056,153)	(10,178,468)
Change in net unrealized appreciation/depreciation	(42,213,685)	(456,196,673)	21,280,211	(58,839,126)	(254,748,270)	(18,642,481)
Net realized and unrealized gain (loss)	(50,943,650)	(60,917,585)	26,815,903	(51,087,558)	58,448	(23,853,401)
Change in Net Assets Resulting from Operations	$(49,271,110)	$(58,430,723)	$29,354,193	$(50,189,680)	$21,200,307	$(23,273,866)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 231

	Ultra SmallCap600	Ultra Technology	Ultra Telecommunications	Ultra Utilities	UltraPro Communication Services Select Sector	UltraPro Dow30SM
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	January 15, 2019* through May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$303,173	$3,741,774	$37,283	$350,019	$6,945	$8,236,301
Interest	96,250	380,168	2,217	49,343	3,916	1,886,059
Securities lending income (Note 2)	1,703	659	29	—	—	—
Foreign withholding tax on income	(15)	—	—	—	—	—
Total Investment Income	401,111	4,122,601	39,529	399,362	10,861	10,122,360
EXPENSES:
Advisory fees (Note 4)	219,158	2,579,931	11,195	107,048	13,020	3,821,826
Management Services fees (Note 4)	29,221	343,988	1,493	14,273	1,736	509,573
Professional fees	16,855	23,008	16,321	16,557	12,885	24,397
Administration fees (Note 5)	75,353	159,613	72,885	72,803	3,194	187,196
Custodian fees (Note 6)	32,083	64,969	1,552	2,183	445	38,836
Printing and Shareholder reports	3,454	42,307	1,322	3,012	882	61,187
Listing, Data and related fees (Note 7)	11,605	146,702	9,720	14,814	11,953	207,554
Trustees fees (Note 8)	676	8,025	34	340	41	11,589
Compliance services fees (Note 4)	355	3,953	22	168	13	6,031
Other fees	5,641	18,908	4,015	4,949	1,596	46,088
Total Gross Expenses before fees waived and/or reimbursed	394,401	3,391,404	118,559	236,147	45,765	4,914,277
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(117,000)	(123,972)	(104,367)	(100,477)	(29,256)	(72,207)
Total Net Expenses	277,401	3,267,432	14,192	135,670	16,509	4,842,070
Net Investment Income (Loss)	123,710	855,169	25,337	263,692	(5,648)	5,280,290
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(417,473)	(8,954,879)	35,454	(342,078)	5,194	(2,371,194)
Expiration or closing of futures contracts	—	—	—	—	—	6,411,500
Expiration or closing of non-exchange traded swap agreements	4,528,515	3,331,132	70,059	946,563	—	28,075,239
In-kind redemptions of investments	2,329,990	31,166,723	—	306,943	—	23,460,410
Net realized gain (loss)	6,441,032	25,542,976	105,513	911,428	5,194	55,575,955
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(3,911,135)	(31,521,700)	158,359	1,170,952	100,190	(5,428,287)
Futures contracts	—	—	—	—	—	(1,584,489)
Non-exchange traded swap agreements	(10,905,982)	(23,738,662)	147,368	947,500	365,234	(26,766,752)
Change in net unrealized appreciation/depreciation	(14,817,117)	(55,260,362)	305,727	2,118,452	465,424	(33,779,528)
Net realized and unrealized gain (loss)	(8,376,085)	(29,717,386)	411,240	3,029,880	470,618	21,796,427
Change in Net Assets Resulting from Operations	$(8,252,375)	$(28,862,217)	$436,577	$3,293,572	$464,970	$27,076,717

*Commencement of investment operations.

See accompanying notes to the financial statements.

232 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro Financial Select Sector	UltraPro MidCap400	UltraPro Nasdaq Biotechnology	UltraPro QQQ	UltraPro Russell2000	UltraPro S&P500®
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$645,580	$361,742	$128,453	$31,615,306	$1,099,050	$18,586,096
Interest	120,550	96,615	73,020	14,411,179	536,040	5,648,713
Securities lending income (Note 2)	3	278	8,707	89,004	21,824	10,776
Foreign withholding tax on income	—	(189)	—	(9,744)	(383)	—
Total Investment Income	766,133	458,446	210,180	46,105,745	1,656,531	24,245,585
EXPENSES:
Advisory fees (Note 4)	291,037	227,789	239,339	28,805,514	958,499	10,170,422
Management Services fees (Note 4)	38,805	30,372	31,912	3,845,772	127,799	1,356,046
Professional fees	16,911	16,882	16,822	92,531	18,765	39,232
Administration fees (Note 5)	76,602	73,705	71,650	375,361	124,979	256,684
Custodian fees (Note 6)	7,610	30,229	22,752	322,309	606,555	434,108
Printing and Shareholder reports	6,139	3,885	6,492	185,438	10,830	59,771
Listing, Data and related fees (Note 7)	30,935	11,605	36,714	3,855,110	130,513	11,816
Trustees fees (Note 8)	879	746	732	85,671	3,027	30,984
Compliance services fees (Note 4)	526	400	393	41,784	1,647	15,714
Other fees	7,517	5,324	5,667	202,919	9,390	79,249
Total Gross Expenses before fees waived and/or reimbursed	476,961	400,937	432,473	37,812,409	1,992,004	12,454,026
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(108,494)	(112,644)	(129,482)	(1,281,442)	(779,016)	—
Total Net Expenses	368,467	288,293	302,991	36,530,967	1,212,988	12,454,026
Net Investment Income (Loss)	397,666	170,153	(92,811)	9,574,778	443,543	11,791,559
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(1,851,675)	(2,112,674)	(1,735,561)	(107,444,848)	(1,402,018)	(38,418,063)
Expiration or closing of futures contracts	—	77,184	—	60,891,547	(661,982)	19,697,283
Expiration or closing of non-exchange traded swap agreements	(2,691,514)	(1,730,414)	(594,172)	259,912,352	7,953,545	(983,666)
In-kind redemptions of investments	14,754	625,359	1,669,385	424,755,466	8,054,279	99,404,764
Net realized gain (loss)	(4,528,435)	(3,140,545)	(660,348)	638,114,517	13,943,824	79,700,318
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(25,790)	(1,093,427)	(1,461,849)	(301,552,561)	(13,807,386)	(44,265,389)
Futures contracts	—	(135,764)	—	(23,551,506)	(677,883)	(3,496,078)
Non-exchange traded swap agreements	(3,662,974)	(5,599,971)	(5,772,357)	(643,172,569)	(45,590,199)	(25,908,794)
Change in net unrealized appreciation/depreciation	(3,688,764)	(6,829,162)	(7,234,206)	(968,276,636)	(60,075,468)	(73,670,261)
Net realized and unrealized gain (loss)	(8,217,199)	(9,969,707)	(7,894,554)	(330,162,119)	(46,131,644)	6,030,057
Change in Net Assets Resulting from Operations	$(7,819,533)	$(9,799,554)	$(7,987,365)	$(320,587,341)	$(45,688,101)	$17,821,616
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 233

	UltraPro Short 20+ Year Treasury	UltraPro Short Communication Services Select Sector	UltraPro Short Dow30SM	UltraPro Short Financial Select Sector	UltraPro Short MidCap400	UltraPro Short Nasdaq Biotechnology
	Year Ended May 31, 2019	January 15, 2019* through May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	1,293,272	20,233	5,502,083	23,123	43,549	51,804
Securities lending income (Note 2)	—	—	—	—	—	—
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	1,293,272	20,233	5,502,083	23,123	43,549	51,804
EXPENSES:
Advisory fees (Note 4)	533,829	9,263	1,497,307	8,860	16,381	29,621
Management Services fees (Note 4)	71,177	1,235	199,640	1,181	2,184	3,949
Professional fees	17,537	12,880	19,691	16,323	16,336	16,364
Administration fees (Note 5)	52,753	2,323	82,706	36,693	36,693	37,675
Custodian fees (Note 6)	6,043	160	14,991	126	2,071	235
Printing and Shareholder reports	6,274	879	33,913	1,577	1,834	1,897
Listing, Data and related fees (Note 7)	14,443	11,419	90,698	8,984	11,605	8,555
Trustees fees (Note 8)	1,626	28	4,419	28	49	93
Compliance services fees (Note 4)	944	11	1,999	13	24	43
Other fees	8,152	1,585	19,191	4,024	4,070	5,195
Total Gross Expenses before fees waived and/or reimbursed	712,778	39,783	1,964,555	77,809	91,247	103,627
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(36,882)	(28,073)	(68,813)	(66,594)	(70,500)	(66,109)
Total Net Expenses	675,896	11,710	1,895,742	11,215	20,747	37,518
Net Investment Income (Loss)	617,376	8,523	3,606,341	11,908	22,802	14,286
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	(20)	—	—	—
Expiration or closing of futures contracts	(71,558)	—	(1,478,358)	—	(17,203)	—
Expiration or closing of non-exchange traded swap agreements	(2,078,546)	—	(28,249,380)	(441,191)	765,840	—
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(2,150,104)	—	(29,727,758)	(441,191)	748,637	—
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	6,088	—	106,229	—	—	—
Futures contracts	(24,106)	—	543,867	—	27,213	—
Non-exchange traded swap agreements	(10,567,885)	(734,491)	5,796,997	191,345	(837,006)	186,364
Change in net unrealized appreciation/depreciation	(10,585,903)	(734,491)	6,447,093	191,345	(809,793)	186,364
Net realized and unrealized gain (loss)	(12,736,007)	(734,491)	(23,280,665)	(249,846)	(61,156)	186,364
Change in Net Assets Resulting from Operations	$(12,118,631)	$(725,968)	$(19,674,324)	$(237,938)	$(38,354)	$200,650

*Commencement of investment operations.

See accompanying notes to the financial statements.

234 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro Short QQQ	UltraPro Short Russell2000	UltraPro Short S&P500®	UltraShort 7-10 Year Treasury	UltraShort 20+ Year Treasury	UltraShort Basic Materials
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	24,016,027	1,410,509	13,269,059	2,277,119	29,981,038	83,861
Securities lending income (Note 2)	—	—	—	—	—	—
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	24,016,027	1,410,509	13,269,059	2,277,119	29,981,038	83,861
EXPENSES:
Advisory fees (Note 4)	5,888,634	456,935	3,630,225	816,454	10,618,298	42,960
Management Services fees (Note 4)	785,145	60,924	484,027	108,860	1,415,763	5,728
Professional fees	30,054	17,498	25,216	18,086	40,839	16,393
Administration fees (Note 5)	158,351	48,533	128,287	63,130	204,145	36,694
Custodian fees (Note 6)	47,219	5,849	29,474	8,034	70,612	351
Printing and Shareholder reports	51,879	9,698	25,298	10,213	116,423	4,074
Listing, Data and related fees (Note 7)	794,621	66,982	13,687	17,270	119,675	11,435
Trustees fees (Note 8)	18,062	1,462	11,327	2,377	33,311	126
Compliance services fees (Note 4)	6,438	750	5,306	1,446	19,981	60
Other fees	82,056	6,798	32,555	9,821	76,734	5,244
Total Gross Expenses before fees waived and/or reimbursed	7,862,459	675,429	4,385,402	1,055,691	12,715,781	123,065
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(410,359)	(96,399)	—	(21,761)	—	(68,626)
Total Net Expenses	7,452,100	579,030	4,385,402	1,033,930	12,715,781	54,439
Net Investment Income (Loss)	16,563,927	831,479	8,883,657	1,243,189	17,265,257	29,422
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	202	—	(538)	—	2,988	—
Expiration or closing of futures contracts	(16,765,410)	(122,054)	(8,771,149)	(109,835)	(2,568,459)	—
Expiration or closing of non-exchange traded swap agreements	(152,185,246)	(5,731,539)	(229,203,429)	7,640,740	58,439,269	(2,643,238)
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(168,950,454)	(5,853,593)	(237,975,116)	7,530,905	55,873,798	(2,643,238)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	512,013	8,108	240,735	9,662	491,892	—
Futures contracts	9,780,134	531,140	4,037,909	(21,087)	(344,731)	—
Non-exchange traded swap agreements	(56,588,062)	17,683,795	191,385,432	(18,172,066)	(212,323,251)	3,696,248
Change in net unrealized appreciation/depreciation	(46,295,915)	18,223,043	195,664,076	(18,183,491)	(212,176,090)	3,696,248
Net realized and unrealized gain (loss)	(215,246,369)	12,369,450	(42,311,040)	(10,652,586)	(156,302,292)	1,053,010
Change in Net Assets Resulting from Operations	$(198,682,442)	$13,200,929	$(33,427,383)	$(9,409,397)	$(139,037,035)	$1,082,432

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 235

	UltraShort Communication Services Select Sector	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Dow30SM	UltraShort Financials	UltraShort FTSE China 50
January 15,	2019* through May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	32,295	48,967	27,731	3,652,433	409,656	623,554
Securities lending income (Note 2)	—	—	—	—	—	—
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	32,295	48,967	27,731	3,652,433	409,656	623,554
EXPENSES:
Advisory fees (Note 4)	9,909	17,914	8,263	1,055,969	202,714	248,554
Management Services fees (Note 4)	1,321	2,388	1,102	140,795	27,028	33,140
Professional fees	12,881	16,343	16,318	18,789	16,771	16,894
Administration fees (Note 5)	2,383	36,693	36,693	71,277	36,809	36,884
Custodian fees (Note 6)	163	151	92	10,639	1,586	1,973
Printing and Shareholder reports	879	1,885	2,586	34,421	13,212	11,300
Listing, Data and related fees (Note 7)	11,519	10,060	9,553	67,809	20,159	40,588
Trustees fees (Note 8)	31	55	25	3,186	613	733
Compliance services fees (Note 4)	11	27	14	1,640	320	358
Other fees	1,588	4,096	4,001	11,317	5,153	6,464
Total Gross Expenses before fees waived and/or reimbursed	40,685	89,612	78,647	1,415,842	324,365	396,888
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(28,148)	(66,931)	(68,190)	(78,738)	(67,664)	(81,920)
Total Net Expenses	12,537	22,681	10,457	1,337,104	256,701	314,968
Net Investment Income (Loss)	19,758	26,286	17,274	2,315,329	152,955	308,586
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	147	—	—
Expiration or closing of futures contracts	—	—	—	(2,961,395)	—	—
Expiration or closing of non-exchange traded swap agreements	—	—	—	(27,989,480)	—	(10,683,061)
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	—	—	—	(30,950,728)	—	(10,683,061)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	—	61,458	3,174	3,921
Futures contracts	—	—	—	751,999	—	—
Non-exchange traded swap agreements	(468,856)	(247,993)	(342,798)	16,047,878	(2,210,609)	15,840,149
Change in net unrealized appreciation/depreciation	(468,856)	(247,993)	(342,798)	16,861,335	(2,207,435)	15,844,070
Net realized and unrealized gain (loss)	(468,856)	(247,993)	(342,798)	(14,089,393)	(2,207,435)	5,161,009
Change in Net Assets Resulting from Operations	$(449,098)	$(221,707)	$(325,524)	$(11,774,064)	$(2,054,480)	$5,469,595

*Commencement of investment operations.

See accompanying notes to the financial statements.

236 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort FTSE Europe	UltraShort Gold Miners	UltraShort Health Care	UltraShort Industrials	UltraShort MidCap400	UltraShort MSCI Brazil Capped
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	310,984	29,197	37,991	54,413	78,485	657,041
Securities lending income (Note 2)	—	—	—	—	—	—
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	310,984	29,197	37,991	54,413	78,485	657,041
EXPENSES:
Advisory fees (Note 4)	134,000	21,983	12,547	20,696	26,997	235,144
Management Services fees (Note 4)	17,867	2,931	1,673	2,760	3,600	31,352
Professional fees	16,650	16,359	16,324	16,344	16,362	16,904
Administration fees (Note 5)	36,730	36,702	36,693	36,693	36,693	36,801
Custodian fees (Note 6)	1,074	151	134	234	2,156	2,020
Printing and Shareholder reports	7,342	1,329	1,350	2,081	2,675	5,614
Listing, Data and related fees (Note 7)	14,464	10,277	9,778	10,208	11,605	21,646
Trustees fees (Note 8)	436	75	36	62	81	721
Compliance services fees (Note 4)	242	35	12	28	42	328
Other fees	4,791	4,408	4,068	4,110	4,107	6,806
Total Gross Expenses before fees waived and/or reimbursed	233,596	94,250	82,615	93,216	104,318	357,336
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(63,818)	(66,403)	(66,729)	(67,014)	(70,118)	(59,928)
Total Net Expenses	169,778	27,847	15,886	26,202	34,200	297,408
Net Investment Income (Loss)	141,206	1,350	22,105	28,211	44,285	359,633
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	—	—	—
Expiration or closing of futures contracts	—	—	—	—	10,887	—
Expiration or closing of non-exchange traded swap agreements	(9,000,088)	(180,992)	(360,045)	—	(355,577)	246,842
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(9,000,088)	(180,992)	(360,045)	—	(344,690)	246,842
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	1,699	—	—	—	—	4,697
Futures contracts	—	—	—	—	46,547	—
Non-exchange traded swap agreements	10,933,574	(55,161)	123,930	(406,148)	517,327	(17,755,666)
Change in net unrealized appreciation/depreciation	10,935,273	(55,161)	123,930	(406,148)	563,874	(17,750,969)
Net realized and unrealized gain (loss)	1,935,185	(236,153)	(236,115)	(406,148)	219,184	(17,504,127)
Change in Net Assets Resulting from Operations	$2,076,391	$(234,803)	$(214,010)	$(377,937)	$263,469	$(17,144,494)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 237

	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology	UltraShort Oil & Gas	UltraShort QQQ
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	57,206	407,443	63,277	639,297	304,580	8,556,949
Securities lending income (Note 2)	—	—	—	—	—	—
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	57,206	407,443	63,277	639,297	304,580	8,556,949
EXPENSES:
Advisory fees (Note 4)	26,042	156,010	46,917	214,565	135,247	2,211,388
Management Services fees (Note 4)	3,472	20,801	6,255	28,609	18,033	294,850
Professional fees	16,361	16,739	16,419	16,821	16,648	21,533
Administration fees (Note 5)	36,693	36,794	36,694	38,826	36,823	102,192
Custodian fees (Note 6)	197	1,191	363	1,687	1,117	19,220
Printing and Shareholder reports	2,336	7,010	3,065	5,246	7,142	30,243
Listing, Data and related fees (Note 7)	10,493	17,425	11,607	33,495	16,413	303,954
Trustees fees (Note 8)	75	495	158	674	421	6,883
Compliance services fees (Note 4)	37	255	77	365	248	3,249
Other fees	4,091	5,882	4,281	5,601	4,780	27,896
Total Gross Expenses before fees waived and/or reimbursed	99,797	262,602	125,836	345,889	236,872	3,021,408
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(66,803)	(64,927)	(66,389)	(74,103)	(65,310)	(221,515)
Total Net Expenses	32,994	197,675	59,447	271,786	171,562	2,799,893
Net Investment Income (Loss)	24,212	209,768	3,830	367,511	133,018	5,757,056
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	—	—	30
Expiration or closing of futures contracts	—	—	—	—	—	(6,808,840)
Expiration or closing of non-exchange traded swap agreements	—	(3,141,779)	—	—	1,545,245	(65,110,720)
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	—	(3,141,779)	—	—	1,545,245	(71,919,530)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	2,276	—	3,268	1,334	164,391
Futures contracts	—	—	—	—	—	4,200,391
Non-exchange traded swap agreements	365,246	5,328,675	902,771	814,601	8,579,379	31,831,406
Change in net unrealized appreciation/depreciation	365,246	5,330,951	902,771	817,869	8,580,713	36,196,188
Net realized and unrealized gain (loss)	365,246	2,189,172	902,771	817,869	10,125,958	(35,723,342)
Change in Net Assets Resulting from Operations	$389,458	$2,398,940	$906,601	$1,185,380	$10,258,976	$(29,966,286)

See accompanying notes to the financial statements.

238 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort Real Estate	UltraShort Russell2000	UltraShort S&P500®	UltraShort Semiconductors	UltraShort SmallCap600	UltraShort Technology
	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	477,869	1,828,950	22,975,988	96,960	60,641	89,346
Securities lending income (Note 2)	—	—	—	—	—	—
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	477,869	1,828,950	22,975,988	96,960	60,641	89,346
EXPENSES:
Advisory fees (Note 4)	163,122	649,685	6,774,729	34,004	20,994	29,746
Management Services fees (Note 4)	21,749	86,624	903,291	4,534	2,799	3,966
Professional fees	16,676	17,976	32,851	16,384	16,346	16,361
Administration fees (Note 5)	36,793	56,684	171,793	36,694	36,693	36,693
Custodian fees (Note 6)	1,099	6,986	48,892	475	166	345
Printing and Shareholder reports	23,009	18,249	55,881	2,997	2,102	3,666
Listing, Data and related fees (Note 7)	17,804	91,397	11,605	10,953	11,605	10,691
Trustees fees (Note 8)	535	2,127	21,266	102	63	84
Compliance services fees (Note 4)	285	1,098	10,056	40	30	40
Other fees	5,117	7,758	48,827	5,797	4,142	4,730
Total Gross Expenses before fees waived and/or reimbursed	286,189	938,584	8,079,191	111,980	94,940	106,322
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(79,720)	(115,315)	—	(68,933)	(68,338)	(68,667)
Total Net Expenses	206,469	823,269	8,079,191	43,047	26,602	37,655
Net Investment Income (Loss)	271,400	1,005,681	14,896,797	53,913	34,039	51,691
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	159	(1,502)	—	—	—
Expiration or closing of futures contracts	—	(686,046)	(14,645,926)	—	—	—
Expiration or closing of non-exchange traded swap agreements	(3,114,146)	(21,660,385)	(354,199,591)	—	151,663	—
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(3,114,146)	(22,346,272)	(368,847,019)	—	151,663	—
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	2,697	8,994	410,247	—	—	—
Futures contracts	—	568,546	5,495,327	—	—	—
Non-exchange traded swap agreements	(3,079,588)	37,074,884	293,850,641	(739,774)	315,185	(775,995)
Change in net unrealized appreciation/depreciation	(3,076,891)	37,652,424	299,756,215	(739,774)	315,185	(775,995)
Net realized and unrealized gain (loss)	(6,191,037)	15,306,152	(69,090,804)	(739,774)	466,848	(775,995)
Change in Net Assets Resulting from Operations	$(5,919,637)	$16,311,833	$(54,194,007)	$(685,861)	$500,887	$(724,304)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2019 :: 239

UltraShort Utilities
Year Ended May 31, 2019
INVESTMENT INCOME:
Dividends	$—
Interest	64,776
Securities lending income (Note 2)	—
Foreign withholding tax on income	—
Total Investment Income	64,776
EXPENSES:
Advisory fees (Note 4)	33,835
Management Services fees (Note 4)	4,511
Professional fees	16,376
Administration fees (Note 5)	36,694
Custodian fees (Note 6)	222
Printing and Shareholder reports	1,881
Listing, Data and related fees (Note 7)	10,928
Trustees fees (Note 8)	113
Compliance services fees (Note 4)	59
Other fees	4,158
Total Gross Expenses before fees waived and/or reimbursed	108,777
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(65,957)
Total Net Expenses	42,820
Net Investment Income (Loss)	21,956
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—
Expiration or closing of futures contracts	—
Expiration or closing of non-exchange traded swap agreements	—
In-kind redemptions of investments	—
Net realized gain (loss)	—
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—
Futures contracts	—
Non-exchange traded swap agreements	(1,489,554)
Change in net unrealized appreciation/depreciation	(1,489,554)
Net realized and unrealized gain (loss)	(1,489,554)
Change in Net Assets Resulting from Operations	$(1,467,598)

See accompanying notes to the financial statements.

240 :: FOR THE PERIODS ENDED MAY 31, 2019 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 241

	Short 7-10 Year Treasury		Short 20+ Year Treasury		Short Basic Materials
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$647,430	$83,774	$5,935,393	$1,889,646	$8,661	$3,000
Net realized gain (loss)	80,890	451,240	(13,740,507)	11,703,799	—	(1,190,763)
Change in net unrealized appreciation/depreciation	(2,273,186)	729,359	(15,438,201)	(14,530,902)	166,919	900,118
Change in net assets resulting from operations	(1,544,866)	1,264,373	(23,243,315)	(937,457)	175,580	(287,645)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(567,393)	—	(5,535,075)	—	(7,270)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(567,393)	—	(5,535,075)	—	(7,270)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	38,600,643	69,872,299	150,225,406	244,798,855	—	—
Cost of shares redeemed	(94,836,473)	(27,572,992)	(435,526,705)	(287,686,202)	(936,958)	—
Change in net assets resulting from capital transactions	(56,235,830)	42,299,307	(285,301,299)	(42,887,347)	(936,958)	—
Change in net assets	(58,348,089)	43,563,680	(314,079,689)	(43,824,804)	(768,648)	(287,645)
NET ASSETS:
Beginning of period	$83,575,856	$40,012,176	$631,425,659	$675,250,463	$1,784,398	$2,072,043
End of period	$25,227,767	$83,575,856	$317,345,970	$631,425,659	$1,015,750	$1,784,398
SHARE TRANSACTIONS:
Beginning of period	2,875,000	1,425,000	27,850,000	29,850,000	100,000	100,000
Issued	1,325,000	2,400,000	6,500,000	10,750,000	—	—
Issued in-kind	—	—	—	—	—	—
Redeemed	(3,275,000)	(950,000)	(19,000,000)	(12,750,000)	(50,000)	—
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	925,000	2,875,000	15,350,000	27,850,000	50,000	100,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

242 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short Dow30SM		Short Financials		Short FTSE China 50
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$3,089,255	$1,052,588	$201,453	$24,460	$60,046	$6,815
Net realized gain (loss)	(11,127,936)	(87,596,623)	—	(12,459,916)	(658,001)	(759,369)
Change in net unrealized appreciation/depreciation	995,553	42,296,662	169,086	8,481,058	1,132,929	(488,298)
Change in net assets resulting from operations	(7,043,128)	(44,247,373)	370,539	(3,954,398)	534,974	(1,240,852)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(2,649,345)	(336,733)	(130,712)	—	(31,195)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(2,649,345)	(336,733)	(130,712)	—	(31,195)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	478,598,791	188,740,067	16,042,905	1,148,621	4,950,878	2,673,801
Cost of shares redeemed	(434,275,146)	(168,163,831)	(13,416,080)	(7,370,704)	(2,945,292)	(5,091,056)
Change in net assets resulting from capital transactions	44,323,645	20,576,236	2,626,825	(6,222,083)	2,005,586	(2,417,255)
Change in net assets	34,631,172	(24,007,870)	2,866,652	(10,176,481)	2,509,365	(3,658,107)
NET ASSETS:
Beginning of period	$233,932,209	$257,940,079	$19,089,289	$29,265,770	$5,569,875	$9,227,982
End of period	$268,563,381	$233,932,209	$21,955,941	$19,089,289	$8,079,240	$5,569,875
SHARE TRANSACTIONS:
Beginning of period	3,923,755	3,637,500	824,851	1,075,000	300,000	400,000
Issued	8,350,000	3,075,000	700,000	50,000	250,000	150,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(7,600,000)	(2,788,745)	(550,000)	(300,149)	(150,000)	(250,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	4,673,755	3,923,755	974,851	824,851	400,000	300,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 243

	Short High Yield		Short MidCap400		Short MSCI EAFE
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,332,005	$432,269	$185,857	$26,009	$432,030	$30,560
Net realized gain (loss)	(13,091,766)	(30,845,180)	(586,613)	(6,030,313)	(784,059)	(17,008,996)
Change in net unrealized appreciation/depreciation	6,383,806	27,629,769	(549,747)	4,179,619	1,421,110	14,886,057
Change in net assets resulting from operations	(5,375,955)	(2,783,142)	(950,503)	(1,824,685)	1,069,081	(2,092,379)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(1,234,821)	(36,400)	(132,967)	—	(298,914)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(1,234,821)	(36,400)	(132,967)	—	(298,914)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	73,947,252	147,617,676	49,738,650	2,874,756	73,936,946	17,130,956
Cost of shares redeemed	(94,972,688)	(126,732,951)	(44,572,799)	(5,142,740)	(52,781,551)	(29,030,954)
Change in net assets resulting from capital transactions	(21,025,436)	20,884,725	5,165,851	(2,267,984)	21,155,395	(11,899,998)
Change in net assets	(27,636,212)	18,065,183	4,082,381	(4,092,669)	21,925,562	(13,992,377)
NET ASSETS:
Beginning of period	$140,683,414	$122,618,231	$10,600,307	$14,692,976	$18,662,139	$32,654,516
End of period	$113,047,202	$140,683,414	$14,682,688	$10,600,307	$40,587,701	$18,662,139
SHARE TRANSACTIONS:
Beginning of period	6,050,000	5,200,000	243,667	293,750	725,000	1,175,000
Issued	3,250,000	6,300,000	1,000,000	62,500	2,700,000	650,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(4,200,000)	(5,450,000)	(925,000)	(112,583)	(1,950,000)	(1,100,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	5,100,000	6,050,000	318,667	243,667	1,475,000	725,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

244 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short MSCI Emerging Markets		Short Oil & Gas		Short QQQ
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,635,363	$308,616	$15,537	$1,491	$6,470,606	$1,470,010
Net realized gain (loss)	(2,691,483)	(12,487,331)	—	(1,519,955)	(51,700,457)	(69,515,976)
Change in net unrealized appreciation/depreciation	17,174,133	(7,626,296)	391,490	959,863	25,941,603	(3,497,775)
Change in net assets resulting from operations	16,118,013	(19,805,011)	407,027	(558,601)	(19,288,248)	(71,543,741)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(1,436,126)	—	(6,028)	—	(5,288,869)	(455,350)
Tax return of capital	—	—	—	—	—	—
Total distributions	(1,436,126)	—	(6,028)	—	(5,288,869)	(455,350)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	239,833,983	129,940,252	—	—	1,193,949,500	507,497,548
Cost of shares redeemed	(315,861,716)	(112,274,153)	—	(1,125,884)	(846,612,406)	(386,654,426)
Change in net assets resulting from capital transactions	(76,027,733)	17,666,099	—	(1,125,884)	347,337,094	120,843,122
Change in net assets	(61,345,846)	(2,138,912)	400,999	(1,684,485)	322,759,977	48,844,031
NET ASSETS:
Beginning of period	$156,881,426	$159,020,338	$1,599,759	$3,284,244	$330,128,430	$281,284,399
End of period	$95,535,580	$156,881,426	$2,000,758	$1,599,759	$652,888,407	$330,128,430
SHARE TRANSACTIONS:
Beginning of period	8,600,000	7,550,000	75,000	125,000	10,262,500	7,112,500
Issued	12,400,000	7,250,000	—	—	38,450,000	14,300,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(16,100,000)	(6,200,000)	—	(50,000)	(27,300,000)	(11,150,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	4,900,000	8,600,000	75,000	75,000	21,412,500	10,262,500

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 245

	Short Real Estate		Short Russell2000		Short S&P500®
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$101,737	$15,239	$3,849,165	$1,349,687	$24,576,299	$7,548,409
Net realized gain (loss)	(814,717)	(2,784,992)	(15,234,745)	(93,479,522)	(247,941,216)	(278,333,610)
Change in net unrealized appreciation/depreciation	(525,699)	2,373,373	39,225,429	30,333,195	137,633,066	43,628,044
Change in net assets resulting from operations	(1,238,679)	(396,380)	27,839,849	(61,796,640)	(85,731,851)	(227,157,157)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(64,464)	—	(3,264,717)	(477,833)	(20,748,861)	(2,679,905)
Tax return of capital	—	—	—	—	—	—
Total distributions	(64,464)	—	(3,264,717)	(477,833)	(20,748,861)	(2,679,905)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,352,126	2,521,963	376,994,106	142,473,412	3,169,532,080	1,457,119,378
Cost of shares redeemed	(2,285,959)	(7,463,630)	(298,883,731)	(177,311,417)	(2,376,313,122)	(1,866,711,751)
Change in net assets resulting from capital transactions	66,167	(4,941,667)	78,110,375	(34,838,005)	793,218,958	(409,592,373)
Change in net assets	(1,236,976)	(5,338,047)	102,685,507	(97,112,478)	686,738,246	(639,429,435)
NET ASSETS:
Beginning of period	$9,749,732	$15,087,779	$248,617,581	$345,730,059	$1,374,039,665	$2,013,469,100
End of period	$8,512,756	$9,749,732	$351,303,088	$248,617,581	$2,060,777,911	$1,374,039,665
SHARE TRANSACTIONS:
Beginning of period	600,000	900,000	6,316,642	7,216,642	46,530,826	59,755,826
Issued	150,000	150,000	9,000,000	3,250,000	107,425,000	47,750,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(150,000)	(450,000)	(7,100,000)	(4,150,000)	(81,725,000)	(60,975,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	600,000	600,000	8,216,642	6,316,642	72,230,826	46,530,826

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

246 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Short SmallCap600		Ultra 7-10 Year Treasury		Ultra 20+ Year Treasury
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$43,660	$8,739	$652,859	$445,405	$540,251	$518,214
Net realized gain (loss)	(226,761)	(3,577,035)	755,444	(3,400,757)	(977,780)	(4,899,926)
Change in net unrealized appreciation/depreciation	566,816	1,745,650	2,786,035	(2,179,998)	5,785,334	3,695,902
Change in net assets resulting from operations	383,715	(1,822,646)	4,194,338	(5,135,350)	5,347,805	(685,810)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(17,681)	—	(673,257)	(449,527)	(520,727)	(531,877)
Tax return of capital	—	—	—	—	—	—
Total distributions	(17,681)	—	(673,257)	(449,527)	(520,727)	(531,877)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,292,008	4,583,732	116,785,182	140,661,447	126,038,520	66,851,520
Cost of shares redeemed	(2,255,264)	(16,360,115)	(120,457,541)	(151,947,423)	(122,527,674)	(90,583,551)
Change in net assets resulting from capital transactions	36,744	(11,776,383)	(3,672,359)	(11,285,976)	3,510,846	(23,732,031)
Change in net assets	402,778	(13,599,029)	(151,278)	(16,870,853)	8,337,924	(24,949,718)
NET ASSETS:
Beginning of period	$3,746,677	$17,345,706	$24,440,146	$41,310,999	$23,084,825	$48,034,543
End of period	$4,149,455	$3,746,677	$24,288,868	$24,440,146	$31,422,749	$23,084,825
SHARE TRANSACTIONS:
Beginning of period	118,681	443,681	450,000	700,000	300,000	600,000
Issued	75,000	125,000	2,175,000	2,450,000	1,725,000	850,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(75,000)	(450,000)	(2,225,000)	(2,000,000)	(1,675,000)	(1,125,000)
Redemption in-kind	—	—	—	(700,000)	—	(25,000)
Shares outstanding, end of period	118,681	118,681	400,000	450,000	350,000	300,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 247

	Ultra Basic Materials		Ultra Communication Services Select Sector	Ultra Consumer Goods
	Year Ended May 31, 2019	Year Ended May 31, 2018	January 15, 2019* through May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$617,072	$385,072	$9,370	$131,374	$154,265
Net realized gain (loss)	(6,140,903)	31,561,313	6,588	(9,289)	3,326,684
Change in net unrealized appreciation/depreciation	(10,393,593)	(19,926,695)	348,916	198,409	(5,401,473)
Change in net assets resulting from operations	(15,917,424)	12,019,690	364,874	320,494	(1,920,524)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(415,397)	(314,257)	(3,016)	(52,493)	(92,825)
Tax return of capital	—	—	—	—	—
Total distributions	(415,397)	(314,257)	(3,016)	(52,493)	(92,825)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	32,562,004	54,473,735	4,000,040	7,568,409	48,111,654
Cost of shares redeemed	(40,704,264)	(61,199,265)	—	(10,736,152)	(49,837,688)
Change in net assets resulting from capital transactions	(8,142,260)	(6,725,530)	4,000,040	(3,167,743)	(1,726,034)
Change in net assets	(24,475,081)	4,979,903	4,361,898	(2,899,742)	(3,739,383)
NET ASSETS:
Beginning of period	$60,156,143	$55,176,240	$—	$9,846,184	$13,585,567
End of period	$35,681,062	$60,156,143	$4,361,898	$6,946,442	$9,846,184
SHARE TRANSACTIONS:
Beginning of period	875,000	1,000,000	—	250,000	300,000
Issued	350,000	600,000	100,001	150,000	900,000
Issued in-kind	150,000	150,000	—	25,000	175,000
Redeemed	—	—	—	—	—
Redemption in-kind	(625,000)	(875,000)	—	(250,000)	(1,125,000)
Shares outstanding, end of period	750,000	875,000	100,001	175,000	250,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

248 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Consumer Services		Ultra Dow30SM		Ultra Financials
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$26,642	$29,742	$4,025,260	$3,310,561	$8,529,258	$7,700,351
Net realized gain (loss)	5,527,533	7,278,895	91,360,455	123,393,714	33,969,173	217,320,062
Change in net unrealized appreciation/depreciation	(2,327,190)	(3,418,520)	(85,890,951)	(21,715,757)	(40,104,742)	1,277,237
Change in net assets resulting from operations	3,226,985	3,890,117	9,494,764	104,988,518	2,393,689	226,297,650
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(25,244)	(34,344)	(3,107,877)	(2,893,062)	(8,896,429)	(5,936,203)
Tax return of capital	—	—	—	—	—	—
Total distributions	(25,244)	(34,344)	(3,107,877)	(2,893,062)	(8,896,429)	(5,936,203)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	25,413,328	41,180,576	640,899,426	267,163,772	10,061,961	5,912,821
Cost of shares redeemed	(30,461,408)	(42,364,818)	(750,182,632)	(261,424,851)	(150,975,538)	(114,618,677)
Change in net assets resulting from capital transactions	(5,048,080)	(1,184,242)	(109,283,206)	5,738,921	(140,913,577)	(108,705,856)
Change in net assets	(1,846,339)	2,671,531	(102,896,319)	107,834,377	(147,416,317)	111,655,591
NET ASSETS:
Beginning of period	$23,855,545	$21,184,014	$421,225,013	$313,390,636	$883,120,266	$771,464,675
End of period	$22,009,206	$23,855,545	$318,328,694	$421,225,013	$735,703,949	$883,120,266
SHARE TRANSACTIONS:
Beginning of period	275,000	300,000	9,950,000	9,900,000	21,507,750	24,357,750
Issued	200,000	525,000	12,800,000	4,200,000	250,000	—
Issued in-kind	50,000	25,000	400,000	2,250,000	—	150,000
Redeemed	—	—	(5,600,000)	(1,200,000)	—	(600,000)
Redemption in-kind	(300,000)	(575,000)	(10,050,000)	(5,200,000)	(3,700,000)	(2,400,000)
Shares outstanding, end of period	225,000	275,000	7,500,000	9,950,000	18,057,750	21,507,750

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 249

	Ultra FTSE China 50		Ultra FTSE Europe		Ultra Gold Miners
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$230,703	$(157,153)	$45,882	$(21,731)	$(36,624)	$(22,642)
Net realized gain (loss)	(7,343,760)	17,280,182	(1,088,442)	4,470,909	(1,704,528)	(3,879,467)
Change in net unrealized appreciation/depreciation	(7,051,083)	(3,422,197)	(767,088)	(3,333,528)	419,573	3,268,493
Change in net assets resulting from operations	(14,164,140)	13,700,832	(1,809,648)	1,115,650	(1,321,579)	(633,616)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(401,972)	—	(226,093)	—	(8,391)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(401,972)	—	(226,093)	—	(8,391)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	28,142,700	33,711,924	3,808,409	11,628,821	3,078,700	18,339,991
Cost of shares redeemed	(18,672,320)	(47,387,117)	(7,326,636)	(14,492,177)	—	(20,704,374)
Change in net assets resulting from capital transactions	9,470,380	(13,675,193)	(3,518,227)	(2,863,356)	3,078,700	(2,364,383)
Change in net assets	(5,095,732)	25,639	(5,553,968)	(1,747,706)	1,748,730	(2,997,999)
NET ASSETS:
Beginning of period	$43,284,510	$43,258,871	$11,009,864	$12,757,570	$9,373,984	$12,371,983
End of period	$38,188,778	$43,284,510	$5,455,896	$11,009,864	$11,122,714	$9,373,984
SHARE TRANSACTIONS:
Beginning of period	525,000	700,000	200,000	250,000	249,969	299,969
Issued	400,000	400,000	75,000	200,000	50,000	300,000
Issued in-kind	—	—	—	—	50,000	150,000
Redeemed	(275,000)	(575,000)	(150,000)	(250,000)	—	(500,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	650,000	525,000	125,000	200,000	349,969	249,969

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

250 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Health Care		Ultra High Yield		Ultra Industrials
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$734,097	$418,296	$96,627	$90,783	$147,706	$111,284
Net realized gain (loss)	10,153,949	40,618,779	16,847	241,135	2,779,986	10,199,587
Change in net unrealized appreciation/depreciation	(13,992,344)	(25,535,508)	119,768	(296,241)	(3,310,824)	(4,976,995)
Change in net assets resulting from operations	(3,104,298)	15,501,567	233,242	35,677	(383,132)	5,333,876
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(415,272)	(201,214)	(96,351)	(91,036)	(97,835)	(56,890)
Tax return of capital	—	—	—	—	—	—
Total distributions	(415,272)	(201,214)	(96,351)	(91,036)	(97,835)	(56,890)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	231,453,342	207,108,442	—	—	9,107,348	49,818,753
Cost of shares redeemed	(217,737,110)	(214,995,529)	—	—	(16,214,969)	(49,945,124)
Change in net assets resulting from capital transactions	13,716,232	(7,887,087)	—	—	(7,107,621)	(126,371)
Change in net assets	10,196,662	7,413,266	136,891	(55,359)	(7,588,588)	5,150,615
NET ASSETS:
Beginning of period	$89,442,831	$82,029,565	$3,197,551	$3,252,910	$26,392,120	$21,241,505
End of period	$99,639,493	$89,442,831	$3,334,442	$3,197,551	$18,803,532	$26,392,120
SHARE TRANSACTIONS:
Beginning of period	1,025,000	1,125,000	50,000	50,000	375,000	375,000
Issued	750,000	2,175,000	—	—	100,000	700,000
Issued in-kind	1,525,000	250,000	—	—	25,000	50,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(2,225,000)	(2,525,000)	—	—	(225,000)	(750,000)
Shares outstanding, end of period	1,075,000	1,025,000	50,000	50,000	275,000	375,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 251

	Ultra MidCap400		Ultra MSCI Brazil Capped		Ultra MSCI EAFE
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$775,948	$553,343	$46,865	$(15,899)	$33,909	$(32,759)
Net realized gain (loss)	10,235,333	35,862,834	(988,303)	2,365,383	—	4,354,164
Change in net unrealized appreciation/depreciation	(37,100,518)	(2,344,963)	3,480,838	(6,266,807)	(1,862,212)	(2,919,802)
Change in net assets resulting from operations	(26,089,237)	34,071,214	2,539,400	(3,917,323)	(1,828,303)	1,401,603
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(671,119)	(348,165)	(20,960)	—	(13,381)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(671,119)	(348,165)	(20,960)	—	(13,381)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	161,038,065	122,782,061	12,720,142	32,956,402	—	16,542,378
Cost of shares redeemed	(158,053,980)	(116,320,128)	(16,618,156)	(38,179,137)	(3,628,081)	(17,727,933)
Change in net assets resulting from capital transactions	2,984,085	6,461,933	(3,898,014)	(5,222,735)	(3,628,081)	(1,185,555)
Change in net assets	(23,776,271)	40,184,982	(1,379,574)	(9,140,058)	(5,469,765)	216,048
NET ASSETS:
Beginning of period	$153,912,832	$113,727,850	$9,610,808	$18,750,866	$11,527,789	$11,311,741
End of period	$130,136,561	$153,912,832	$8,231,234	$9,610,808	$6,058,024	$11,527,789
SHARE TRANSACTIONS:
Beginning of period	3,625,000	3,375,000	166,557	316,557	275,000	300,000
Issued	1,600,000	2,250,000	250,000	400,000	—	375,000
Issued in-kind	2,750,000	1,050,000	—	—	—	—
Redeemed	(1,350,000)	(1,650,000)	(300,000)	(550,000)	(100,000)	(400,000)
Redemption in-kind	(2,950,000)	(1,400,000)	—	—	—	—
Shares outstanding, end of period	3,675,000	3,625,000	116,557	166,557	175,000	275,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

252 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra MSCI Emerging Markets		Ultra MSCI Japan		Ultra Nasdaq Biotechnology
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$305,653	$(61,852)	$30,403	$(30,548)	$(724,086)	$(1,567,173)
Net realized gain (loss)	(6,297,367)	8,400,447	(623,403)	3,880,816	(11,945,908)	10,847,872
Change in net unrealized appreciation/depreciation	(3,727,553)	(4,909,354)	346,425	(1,438,623)	(53,724,540)	73,645,556
Change in net assets resulting from operations	(9,719,267)	3,429,241	(246,575)	2,411,645	(66,394,534)	82,926,255
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(116,062)	—	(2,289,936)	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(116,062)	—	(2,289,936)	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	52,418,645	37,912,730	50,427,892	49,131,960	192,353,720	128,119,787
Cost of shares redeemed	(57,877,490)	(20,024,745)	(52,077,063)	(52,377,238)	(281,757,276)	(189,834,102)
Change in net assets resulting from capital transactions	(5,458,845)	17,887,985	(1,649,171)	(3,245,278)	(89,403,556)	(61,714,315)
Change in net assets	(15,294,174)	21,317,226	(4,185,682)	(833,633)	(155,798,090)	21,211,940
NET ASSETS:
Beginning of period	$51,299,391	$29,982,165	$9,437,082	$10,270,715	$363,252,009	$342,040,069
End of period	$36,005,217	$51,299,391	$5,251,400	$9,437,082	$207,453,919	$363,252,009
SHARE TRANSACTIONS:
Beginning of period	600,000	425,000	225,000	300,000	6,500,000	7,500,000
Issued	750,000	400,000	1,725,000	1,275,000	650,000	1,100,000
Issued in-kind	—	—	—	—	2,750,000	1,200,000
Redeemed	(800,000)	(225,000)	(1,775,000)	(1,350,000)	(300,000)	(850,000)
Redemption in-kind	—	—	—	—	(4,850,000)	(2,450,000)
Shares outstanding, end of period	550,000	600,000	175,000	225,000	4,750,000	6,500,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 253

	Ultra Oil & Gas		Ultra QQQ		Ultra Real Estate
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,672,540	$2,448,610	$2,486,862	$(517,488)	$2,538,290	$2,682,021
Net realized gain (loss)	(8,729,965)	1,803,736	395,279,088	561,309,736	5,535,692	48,876,147
Change in net unrealized appreciation/depreciation	(42,213,685)	40,661,399	(456,196,673)	(56,767,819)	21,280,211	(47,187,989)
Change in net assets resulting from operations	(49,271,110)	44,913,745	(58,430,723)	504,024,429	29,354,193	4,370,179
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(1,708,799)	(2,665,992)	(2,180,642)	(74,620)	(1,808,914)	(1,591,749)
Tax return of capital	—	—	—	—	—	—
Total distributions	(1,708,799)	(2,665,992)	(2,180,642)	(74,620)	(1,808,914)	(1,591,749)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	36,528,829	24,147,912	1,978,859,405	919,111,442	99,064,386	320,379,512
Cost of shares redeemed	(41,080,411)	(67,611,872)	(2,009,810,680)	(897,679,958)	(120,680,252)	(358,612,691)
Change in net assets resulting from capital transactions	(4,551,582)	(43,463,960)	(30,951,275)	21,431,484	(21,615,866)	(38,233,179)
Change in net assets	(55,531,491)	(1,216,207)	(91,562,640)	525,381,293	5,929,413	(35,454,749)
NET ASSETS:
Beginning of period	$126,699,290	$127,915,497	$1,783,133,252	$1,257,751,959	$131,803,257	$167,258,006
End of period	$71,167,799	$126,699,290	$1,691,570,612	$1,783,133,252	$137,732,670	$131,803,257
SHARE TRANSACTIONS:
Beginning of period	2,925,000	3,975,000	21,000,000	20,700,000	2,158,744	2,758,744
Issued	50,000	250,000	17,250,000	5,700,000	1,350,000	4,700,000
Issued in-kind	1,150,000	500,000	4,050,000	7,100,000	150,000	450,000
Redeemed	(50,000)	(300,000)	—	—	—	—
Redemption in-kind	(1,100,000)	(1,500,000)	(22,000,000)	(12,500,000)	(1,825,000)	(5,750,000)
Shares outstanding, end of period	2,975,000	2,925,000	20,300,000	21,000,000	1,833,744	2,158,744

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

254 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Russell2000		Ultra S&P500®		Ultra Semiconductors
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$897,878	$335,428	$21,141,859	$15,512,539	$579,535	$434,501
Net realized gain (loss)	7,751,568	62,345,372	254,806,718	712,122,465	(5,210,920)	33,505,226
Change in net unrealized appreciation/depreciation	(58,839,126)	212,258	(254,748,270)	(280,579,906)	(18,642,481)	(6,974,357)
Change in net assets resulting from operations	(50,189,680)	62,893,058	21,200,307	447,055,098	(23,273,866)	26,965,370
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(622,357)	(240,168)	(16,169,372)	(10,331,182)	(428,148)	(273,237)
Tax return of capital	—	—	—	—	—	—
Total distributions	(622,357)	(240,168)	(16,169,372)	(10,331,182)	(428,148)	(273,237)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	234,916,588	335,842,660	3,357,668,823	1,399,372,306	14,115,283	96,986,483
Cost of shares redeemed	(287,390,380)	(292,685,705)	(3,487,718,285)	(1,356,644,535)	(31,746,795)	(88,836,924)
Change in net assets resulting from capital transactions	(52,473,792)	43,156,955	(130,049,462)	42,727,771	(17,631,512)	8,149,559
Change in net assets	(103,285,829)	105,809,845	(125,018,527)	479,451,687	(41,333,526)	34,841,692
NET ASSETS:
Beginning of period	$263,967,105	$158,157,260	$2,340,283,855	$1,860,832,168	$79,844,769	$45,003,077
End of period	$160,681,276	$263,967,105	$2,215,265,328	$2,340,283,855	$38,511,243	$79,844,769
SHARE TRANSACTIONS:
Beginning of period	3,350,000	2,800,000	21,200,000	21,000,000	1,625,000	1,500,000
Issued	2,550,000	2,550,000	24,750,000	7,600,000	150,000	1,950,000
Issued in-kind	1,050,000	2,500,000	3,650,000	6,050,000	150,000	525,000
Redeemed	(2,650,000)	(700,000)	—	—	—	—
Redemption in-kind	(1,650,000)	(3,800,000)	(29,600,000)	(13,450,000)	(750,000)	(2,350,000)
Shares outstanding, end of period	2,650,000	3,350,000	20,000,000	21,200,000	1,175,000	1,625,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 255

	Ultra SmallCap600		Ultra Technology		Ultra Telecommunications
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$123,710	$19,504	$855,169	$465,716	$25,337	$37,550
Net realized gain (loss)	6,441,032	12,674,498	25,542,976	143,933,762	105,513	(335,718)
Change in net unrealized appreciation/depreciation	(14,817,117)	(3,041,424)	(55,260,362)	(30,614,638)	305,727	(935,281)
Change in net assets resulting from operations	(8,252,375)	9,652,578	(28,862,217)	113,784,840	436,577	(1,233,449)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(71,223)	—	(964,109)	(349,296)	(19,754)	(43,235)
Tax return of capital	—	—	—	—	—	—
Total distributions	(71,223)	—	(964,109)	(349,296)	(19,754)	(43,235)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	32,107,379	40,112,280	531,483,020	329,357,776	940,790	1,981,935
Cost of shares redeemed	(28,941,996)	(45,082,316)	(543,232,714)	(330,177,397)	(3,118,429)	(3,300,372)
Change in net assets resulting from capital transactions	3,165,383	(4,970,036)	(11,749,694)	(819,621)	(2,177,639)	(1,318,437)
Change in net assets	(5,158,215)	4,682,542	(41,576,020)	112,615,923	(1,760,816)	(2,595,121)
NET ASSETS:
Beginning of period	$28,407,005	$23,724,463	$342,018,417	$229,402,494	$2,674,137	$5,269,258
End of period	$23,248,790	$28,407,005	$300,442,397	$342,018,417	$913,321	$2,674,137
SHARE TRANSACTIONS:
Beginning of period	250,000	300,000	3,250,000	3,300,000	75,000	100,000
Issued	225,000	400,000	2,750,000	3,075,000	—	25,000
Issued in-kind	25,000	—	2,100,000	800,000	25,000	25,000
Redeemed	—	—	—	—	(75,000)	—
Redemption in-kind	(225,000)	(450,000)	(5,150,000)	(3,925,000)	—	(75,000)
Shares outstanding, end of period	275,000	250,000	2,950,000	3,250,000	25,000	75,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

256 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Ultra Utilities		UltraPro Communication Services Select Sector	UltraPro Dow30SM
	Year Ended May 31, 2019	Year Ended May 31, 2018	January 15, 2019* through May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$263,692	$298,524	$(5,648)	$5,280,290	$2,852,799
Net realized gain (loss)	911,428	613,027	5,194	55,575,955	183,466,277
Change in net unrealized appreciation/depreciation	2,118,452	(2,971,885)	465,424	(33,779,528)	(107,101,654)
Change in net assets resulting from operations	3,293,572	(2,060,334)	464,970	27,076,717	79,217,422
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(228,238)	(274,925)	—	(3,409,239)	(1,468,412)
Tax return of capital	—	—	—	—	—
Total distributions	(228,238)	(274,925)	—	(3,409,239)	(1,468,412)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,480,205	10,030,727	4,000,040	441,803,548	1,222,859,715
Cost of shares redeemed	(4,796,817)	(10,971,170)	—	(634,242,786)	(890,599,540)
Change in net assets resulting from capital transactions	1,683,388	(940,443)	4,000,040	(192,439,238)	332,260,175
Change in net assets	4,748,722	(3,275,702)	4,465,010	(168,771,760)	410,009,185
NET ASSETS:
Beginning of period	$12,286,393	$15,562,095	$—	$576,615,530	$166,606,345
End of period	$17,035,115	$12,286,393	$4,465,010	$407,843,770	$576,615,530
SHARE TRANSACTIONS:
Beginning of period	275,000	325,000	—	6,650,000	2,900,000
Issued	75,000	150,000	100,001	3,500,000	12,900,000
Issued in-kind	50,000	50,000	—	1,550,000	2,250,000
Redeemed	—	(125,000)	—	—	—
Redemption in-kind	(100,000)	(125,000)	—	(6,850,000)	(11,400,000)
Shares outstanding, end of period	300,000	275,000	100,001	4,850,000	6,650,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 257

	UltraPro Financial Select Sector		UltraPro MidCap400		UltraPro Nasdaq Biotechnology
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$397,666	$234,554	$170,153	$51,086	$(92,811)	$(169,548)
Net realized gain (loss)	(4,528,435)	15,622,385	(3,140,545)	30,479,490	(660,348)	7,003,989
Change in net unrealized appreciation/depreciation	(3,688,764)	(8,876,744)	(6,829,162)	(18,092,083)	(7,234,206)	7,797,578
Change in net assets resulting from operations	(7,819,533)	6,980,195	(9,799,554)	12,438,493	(7,987,365)	14,632,019
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(281,459)	(107,399)	(84,974)	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(281,459)	(107,399)	(84,974)	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,737,565	78,429,043	26,071,472	74,242,402	23,213,968	53,174,430
Cost of shares redeemed	(30,324,548)	(50,268,662)	(32,348,139)	(87,666,168)	(27,092,823)	(64,915,556)
Change in net assets resulting from capital transactions	(23,586,983)	28,160,381	(6,276,667)	(13,423,766)	(3,878,855)	(11,741,126)
Change in net assets	(31,687,975)	35,033,177	(16,161,195)	(985,273)	(11,866,220)	2,890,893
NET ASSETS:
Beginning of period	$56,618,762	$21,585,585	$35,754,190	$36,739,463	$37,049,305	$34,158,412
End of period	$24,930,787	$56,618,762	$19,592,995	$35,754,190	$25,183,085	$37,049,305
SHARE TRANSACTIONS:
Beginning of period	625,004	350,004	300,000	425,000	1,149,915	1,349,915
Issued	—	375,000	200,000	700,000	550,000	900,000
Issued in-kind	75,000	400,000	—	—	300,000	700,000
Redeemed	—	—	—	—	(100,000)	(650,000)
Redemption in-kind	(350,000)	(500,000)	(275,000)	(825,000)	(650,000)	(1,150,000)
Shares outstanding, end of period	350,004	625,004	225,000	300,000	1,249,915	1,149,915

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

258 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro QQQ		UltraPro Russell2000		UltraPro S&P500®
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$9,574,778	$(3,123,244)	$443,543	$2,053	$11,791,559	$5,106,223
Net realized gain (loss)	638,114,517	1,588,307,130	13,943,824	68,801,111	79,700,318	809,440,063
Change in net unrealized appreciation/depreciation	(968,276,636)	(396,772,389)	(60,075,468)	(6,230,285)	(73,670,261)	(507,868,182)
Change in net assets resulting from operations	(320,587,341)	1,188,411,497	(45,688,101)	62,572,879	17,821,616	306,678,104
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(5,119,354)	—	(277,446)	—	(7,998,647)	(913,899)
Tax return of capital	—	—	—	—	—	—
Total distributions	(5,119,354)	—	(277,446)	—	(7,998,647)	(913,899)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	5,908,320,753	4,645,011,323	262,896,198	297,740,836	1,921,883,789	2,802,181,861
Cost of shares redeemed	(5,841,811,978)	(4,156,653,063)	(293,574,200)	(320,958,843)	(2,271,920,524)	(2,543,182,953)
Change in net assets resulting from capital transactions	66,508,775	488,358,260	(30,678,002)	(23,218,007)	(350,036,735)	258,998,908
Change in net assets	(259,197,920)	1,676,769,757	(76,643,549)	39,354,872	(340,213,766)	564,763,113
NET ASSETS:
Beginning of period	$3,448,957,878	$1,772,188,121	$152,699,119	$113,344,247	$1,445,224,847	$880,461,734
End of period	$3,189,759,958	$3,448,957,878	$76,055,570	$152,699,119	$1,105,011,081	$1,445,224,847
SHARE TRANSACTIONS:
Beginning of period	61,850,000	50,100,000	1,600,000	1,900,000	31,200,000	25,800,000
Issued	100,050,000	104,450,000	2,700,000	2,300,000	33,100,000	61,850,000
Issued in-kind	2,350,000	—	500,000	1,600,000	5,950,000	5,250,000
Redeemed	(250,000)	—	—	—	(100,000)	—
Redemption in-kind	(100,450,000)	(92,700,000)	(3,550,000)	(4,200,000)	(45,450,000)	(61,700,000)
Shares outstanding, end of period	63,550,000	61,850,000	1,250,000	1,600,000	24,700,000	31,200,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 259

	UltraPro Short 20+ Year Treasury		UltraPro Short Communication Services Select Sector	UltraPro Short Dow30SM
	Year Ended May 31, 2019	Year Ended May 31, 2018	January 15, 2019* through May 31, 2019	Year Ended May 31, 2019		Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$617,376	$133,097	$8,523	$3,606,341		$1,221,777
Net realized gain (loss)	(2,150,104)	(2,216,846)	—	(29,727,758)		(148,307,492)
Change in net unrealized appreciation/depreciation	(10,585,903)	(1,315,757)	(734,491)	6,447,093		50,233,908
Change in net assets resulting from operations	(12,118,631)	(3,399,506)	(725,968)	(19,674,324)		(96,851,807)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(431,459)	—	(3,369)	(2,919,345)		(434,647)
Tax return of capital	—	—	—	—		—
Total distributions	(431,459)	—	(3,369)	(2,919,345)		(434,647)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	24,007,358	95,017,252	4,000,040	462,283,566		343,375,257
Cost of shares redeemed	(69,599,389)	(80,859,871)	—	(362,899,201)		(270,682,573)
Change in net assets resulting from capital transactions	(45,592,031)	14,157,381	4,000,040	99,384,365		72,692,684
Change in net assets	(58,142,121)	10,757,875	3,270,703	76,790,696		(24,593,770)
NET ASSETS:
Beginning of period	$95,116,752	$84,358,877	$—	$177,458,572		$202,052,342
End of period	$36,974,631	$95,116,752	$3,270,703	$254,249,268		$177,458,572
SHARE TRANSACTIONS:
Beginning of period	3,574,917	3,074,917	—	2,396,569	(b)	1,534,069	(b)
Issued	850,000	3,450,000	100,001	7,262,500	(b)	4,262,500	(b)
Issued in-kind	—	—	—	—	(b)	—	(b)
Redeemed	(2,550,000)	(2,950,000)	—	(5,525,000	)(b)	(3,400,000	)(b)
Redemption in-kind	—	—	—	—	(b)	—	(b)
Shares outstanding, end of period	1,874,917	3,574,917	100,001	4,134,069	(b)	2,396,569	(b)

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2019.

See accompanying notes to the financial statements.

260 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraPro Short Financial Select Sector		UltraPro Short MidCap400		UltraPro Short Nasdaq Biotechnology
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$11,908	$2,658	$22,802	$815	$14,286	$(16,770)
Net realized gain (loss)	(441,191)	(1,628,543)	748,637	(2,960,392)	—	(2,014,859)
Change in net unrealized appreciation/depreciation	191,345	554,561	(809,793)	1,812,917	186,364	(1,372,872)
Change in net assets resulting from operations	(237,938)	(1,071,324)	(38,354)	(1,146,660)	200,650	(3,404,501)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(7,524)	—	(9,607)	—	(5,910)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(7,524)	—	(9,607)	—	(5,910)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,190,911	632,942	1,757,226	3,884,686	5,895,310	5,167,931
Cost of shares redeemed	(2,205,766)	(1,020,553)	(1,030,197)	(3,923,955)	(4,576,027)	(5,045,188)
Change in net assets resulting from capital transactions	985,145	(387,611)	727,029	(39,269)	1,319,283	122,743
Change in net assets	739,683	(1,458,935)	679,068	(1,185,929)	1,514,023	(3,281,758)
NET ASSETS:
Beginning of period	$751,364	$2,210,299	$1,970,942	$3,156,871	$3,812,300	$7,094,058
End of period	$1,491,047	$751,364	$2,650,010	$1,970,942	$5,326,323	$3,812,300
SHARE TRANSACTIONS:
Beginning of period	93,723	143,723	218,686	218,686	199,967	200,001
Issued	400,000	50,000	150,000	350,000	350,000	225,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(300,000)	(100,000)	(100,000)	(350,000)	(250,000)	(225,034)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	193,723	93,723	268,686	218,686	299,967	199,967

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 261

	UltraPro Short QQQ				UltraPro Short Russell2000		UltraPro Short S&P500®
	Year Ended May 31, 2019		Year Ended May 31, 2018		Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$16,563,927		$4,697,520		$831,479	$361,545	$8,883,657	$4,295,772
Net realized gain (loss)	(168,950,454)		(401,407,443)		(5,853,593)	(72,890,852)	(237,975,116)	(301,126,033)
Change in net unrealized appreciation/depreciation	(46,295,915)		47,879,982		18,223,043	23,277,302	195,664,076	32,662,901
Change in net assets resulting from operations	(198,682,442)		(348,829,941)		13,200,929	(49,252,005)	(33,427,383)	(264,167,360)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(12,162,135)		(1,648,121)		(695,722)	(142,513)	(8,071,291)	(1,638,908)
Tax return of capital	—		—		—	—	—	—
Total distributions	(12,162,135)		(1,648,121)		(695,722)	(142,513)	(8,071,291)	(1,638,908)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,986,460,123		1,348,888,536		159,377,040	177,645,100	1,754,910,338	848,737,260
Cost of shares redeemed	(2,229,846,805)		(909,397,554)		(159,917,913)	(170,197,426)	(1,566,553,211)	(817,107,873)
Change in net assets resulting from capital transactions	756,613,318		439,490,982		(540,873)	7,447,674	188,357,127	31,629,387
Change in net assets	545,768,741		89,012,920		11,964,334	(41,946,844)	146,858,453	(234,176,881)
NET ASSETS:
Beginning of period	$584,899,282		$495,886,362		$69,478,102	$111,424,946	$463,786,724	$697,963,605
End of period	$1,130,668,023		$584,899,282		$81,442,436	$69,478,102	$610,645,177	$463,786,724
SHARE TRANSACTIONS:
Beginning of period	9,758,823	(b)	4,083,823	(b)	2,763,142	2,313,142	11,348,634	10,938,957
Issued	59,175,000	(b)	17,012,500	(b)	5,900,000	5,250,000	48,550,000	17,600,000
Issued in-kind	—	(b)	—	(b)	—	—	—	—
Redeemed	(43,512,500	)(b)	(11,337,500	)(b)	(5,850,000)	(4,800,000)	(42,050,000)	(17,190,323)
Redemption in-kind	—	(b)	—	(b)	—	—	—	—
Shares outstanding, end of period	25,421,323	(b)	9,758,823	(b)	2,813,142	2,763,142	17,848,634	11,348,634

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2019.

See accompanying notes to the financial statements.

262 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort 7-10 Year Treasury		UltraShort 20+ Year Treasury		UltraShort Basic Materials
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,243,189	$262,305	$17,265,257	$7,279,766	$29,422	$(5,802)
Net realized gain (loss)	7,530,905	6,172,334	55,873,798	(153,649,060)	(2,643,238)	(1,402,561)
Change in net unrealized appreciation/depreciation	(18,183,491)	2,102,254	(212,176,090)	165,542,712	3,696,248	(973,454)
Change in net assets resulting from operations	(9,409,397)	8,536,893	(139,037,035)	19,173,418	1,082,432	(2,381,817)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(986,441)	—	(16,493,224)	(1,530,042)	(12,522)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(986,441)	—	(16,493,224)	(1,530,042)	(12,522)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	30,268,012	57,362,952	258,478,219	877,134,439	4,884,851	2,447,847
Cost of shares redeemed	(94,951,498)	(49,133,611)	(1,060,318,632)	(1,104,780,995)	(4,871,692)	(3,665,729)
Change in net assets resulting from capital transactions	(64,683,486)	8,229,341	(801,840,413)	(227,646,556)	13,159	(1,217,882)
Change in net assets	(75,079,324)	16,766,234	(957,370,672)	(210,003,180)	1,083,069	(3,599,699)
NET ASSETS:
Beginning of period	$142,045,115	$125,278,881	$1,843,935,182	$2,053,938,362	$4,514,517	$8,114,216
End of period	$66,965,791	$142,045,115	$886,564,510	$1,843,935,182	$5,597,586	$4,514,517
SHARE TRANSACTIONS:
Beginning of period	6,250,000	5,900,000	51,206,929	56,506,929	170,356	220,485
Issued	1,300,000	2,550,000	7,300,000	24,400,000	150,000	75,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(4,200,000)	(2,200,000)	(28,650,000)	(29,700,000)	(150,000)	(125,129)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	3,350,000	6,250,000	29,856,929	51,206,929	170,356	170,356

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 263

	UltraShort Communication Services Select Sector	UltraShort Consumer Goods		UltraShort Consumer Services
	January 15, 2019* through May 31, 2019	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$19,758	$26,286	$5,865	$17,274	$5,213
Net realized gain (loss)	—	—	(698,103)	—	(664,974)
Change in net unrealized appreciation/depreciation	(468,856)	(247,993)	921,070	(342,798)	228,689
Change in net assets resulting from operations	(449,098)	(221,707)	228,832	(325,524)	(431,072)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(8,625)	(22,168)	—	(15,063)	(1,386)
Tax return of capital	—	—	—	—	—
Total distributions	(8,625)	(22,168)	—	(15,063)	(1,386)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,000,040	3,003,999	2,962,080	950,889	—
Cost of shares redeemed	—	(2,191,414)	(2,234,953)	(1,331,244)	—
Change in net assets resulting from capital transactions	4,000,040	812,585	727,127	(380,355)	—
Change in net assets	3,542,317	568,710	955,959	(720,942)	(432,458)
NET ASSETS:
Beginning of period	$—	$2,665,110	$1,709,151	$1,343,893	$1,776,351
End of period	$3,542,317	$3,233,820	$2,665,110	$622,951	$1,343,893
SHARE TRANSACTIONS:
Beginning of period	—	162,457	112,457	62,317	62,317
Issued	100,001	200,000	200,000	50,000	—
Issued in-kind	—	—	—	—	—
Redeemed	—	(150,000)	(150,000)	(75,000)	—
Redemption in-kind	—	—	—	—	—
Shares outstanding, end of period	100,001	212,457	162,457	37,317	62,317

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

264 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Dow30SM		UltraShort Financials		UltraShort FTSE China 50
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$2,315,329	$1,125,078	$152,955	$6,045	$308,586	$12,260
Net realized gain (loss)	(30,950,728)	(117,554,317)	—	(40,487,825)	(10,683,061)	(11,376,968)
Change in net unrealized appreciation/depreciation	16,861,335	44,501,480	(2,207,435)	26,099,298	15,844,070	(4,854,118)
Change in net assets resulting from operations	(11,774,064)	(71,927,759)	(2,054,480)	(14,382,482)	5,469,595	(16,218,826)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(2,050,513)	(434,945)	(64,147)	—	(138,442)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(2,050,513)	(434,945)	(64,147)	—	(138,442)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	227,229,762	111,719,952	12,175,060	3,192,393	50,141,741	7,049,596
Cost of shares redeemed	(213,478,131)	(125,196,570)	(10,278,469)	(11,099,222)	(45,012,506)	(6,705,555)
Change in net assets resulting from capital transactions	13,751,631	(13,476,618)	1,896,591	(7,906,829)	5,129,235	344,041
Change in net assets	(72,946)	(85,839,322)	(222,036)	(22,289,311)	10,460,388	(15,874,785)
NET ASSETS:
Beginning of period	$143,172,771	$229,012,093	$27,634,834	$49,924,145	$27,923,355	$43,798,140
End of period	$143,099,825	$143,172,771	$27,412,798	$27,634,834	$38,383,743	$27,923,355
SHARE TRANSACTIONS:
Beginning of period	4,204,272	4,655,942	1,344,832	1,719,832	451,947	440,131
Issued	7,200,000	2,900,000	600,000	125,000	700,000	112,500
Issued in-kind	—	—	—	—	—	—
Redeemed	(6,750,000)	(3,351,670)	(500,000)	(500,000)	(600,000)	(100,684)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	4,654,272	4,204,272	1,444,832	1,344,832	551,947	451,947

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 265

	UltraShort FTSE Europe		UltraShort Gold Miners		UltraShort Health Care
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$141,206	$29,077	$1,350	$(2,851)	$22,105	$1,662
Net realized gain (loss)	(9,000,088)	(7,619,151)	(180,992)	(1,489,642)	(360,045)	232,069
Change in net unrealized appreciation/depreciation	10,935,273	3,158,305	(55,161)	1,229,292	123,930	(521,189)
Change in net assets resulting from operations	2,076,391	(4,431,769)	(234,803)	(263,201)	(214,010)	(287,458)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(67,613)	—	—	—	(10,586)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(67,613)	—	—	—	(10,586)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	6,348,939	—	2,090,857	10,282,733	2,460,391	760,467
Cost of shares redeemed	(9,973,214)	(9,436,036)	(737,386)	(10,270,275)	(548,198)	(785,887)
Change in net assets resulting from capital transactions	(3,624,275)	(9,436,036)	1,353,471	12,458	1,912,193	(25,420)
Change in net assets	(1,615,497)	(13,867,805)	1,118,668	(250,743)	1,687,597	(312,878)
NET ASSETS:
Beginning of period	$18,385,867	$32,253,672	$2,336,735	$2,587,478	$1,036,121	$1,348,999
End of period	$16,770,370	$18,385,867	$3,455,403	$2,336,735	$2,723,718	$1,036,121
SHARE TRANSACTIONS:
Beginning of period	587,119	887,119	162,436	162,436	35,905	35,905
Issued	175,000	—	150,000	700,000	100,000	25,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(275,000)	(300,000)	(50,000)	(700,000)	(25,000)	(25,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	487,119	587,119	262,436	162,436	110,905	35,905

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

266 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Industrials		UltraShort MidCap400		UltraShort MSCI Brazil Capped
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$28,211	$5,824	$44,285	$9,523	$359,633	$29,550
Net realized gain (loss)	—	(2,510,366)	(344,690)	(4,572,056)	246,842	(28,915,602)
Change in net unrealized appreciation/depreciation	(406,148)	1,697,707	563,874	3,295,934	(17,750,969)	25,670,639
Change in net assets resulting from operations	(377,937)	(806,835)	263,469	(1,266,599)	(17,144,494)	(3,215,413)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(20,693)	—	(35,377)	—	(213,916)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(20,693)	—	(35,377)	—	(213,916)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,535,490	2,235,818	—	2,226,321	46,966,184	34,568,185
Cost of shares redeemed	(3,793,093)	(1,389,004)	(860,604)	(2,191,348)	(30,161,543)	(31,889,139)
Change in net assets resulting from capital transactions	(257,603)	846,814	(860,604)	34,973	16,804,641	2,679,046
Change in net assets	(656,233)	39,979	(632,512)	(1,231,626)	(553,769)	(536,367)
NET ASSETS:
Beginning of period	$3,042,427	$3,002,448	$3,555,561	$4,787,187	$30,170,232	$30,706,599
End of period	$2,386,194	$3,042,427	$2,923,049	$3,555,561	$29,616,463	$30,170,232
SHARE TRANSACTIONS:
Beginning of period	185,842	135,842	204,498	204,498	559,879	449,980
Issued	225,000	125,000	—	100,000	1,375,000	795,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(250,000)	(75,000)	(50,000)	(100,000)	(850,000)	(685,101)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	160,842	185,842	154,498	204,498	1,084,879	559,879

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 267

	UltraShort MSCI EAFE		UltraShort MSCI Emerging Markets		UltraShort MSCI Japan
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$24,212	$3,223	$209,768	$55,397	$3,830	$(10,882)
Net realized gain (loss)	—	(1,761,492)	(3,141,779)	(12,052,640)	—	(7,350,258)
Change in net unrealized appreciation/depreciation	365,246	1,217,721	5,330,951	1,978,696	902,771	4,753,286
Change in net assets resulting from operations	389,458	(540,548)	2,398,940	(10,018,547)	906,601	(2,607,854)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(12,884)	—	(147,188)	—	(1,138)	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(12,884)	—	(147,188)	—	(1,138)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	2,279,814	23,345,756	24,966,493	4,600,463	696,369
Cost of shares redeemed	—	(2,312,281)	(21,678,762)	(31,757,041)	(3,613,613)	(3,258,708)
Change in net assets resulting from capital transactions	—	(32,467)	1,666,994	(6,790,548)	986,850	(2,562,339)
Change in net assets	376,574	(573,015)	3,918,746	(16,809,095)	1,892,313	(5,170,193)
NET ASSETS:
Beginning of period	$3,180,920	$3,753,935	$15,351,850	$32,160,945	$5,198,796	$10,368,989
End of period	$3,557,494	$3,180,920	$19,270,596	$15,351,850	$7,091,109	$5,198,796
SHARE TRANSACTIONS:
Beginning of period	137,428	137,428	363,771	553,949	199,913	299,913
Issued	—	100,000	500,000	540,000	150,000	25,000
Issued in-kind	—	—	—	—	—	—
Redeemed	—	(100,000)	(450,000)	(730,178)	(125,000)	(125,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	137,428	137,428	413,771	363,771	224,913	199,913

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

268 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Nasdaq Biotechnology		UltraShort Oil & Gas		UltraShort QQQ
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$367,511	$41,933	$133,018	$19,641	$5,757,056	$2,011,660
Net realized gain (loss)	—	(24,153,376)	1,545,245	(5,082,980)	(71,919,530)	(149,826,051)
Change in net unrealized appreciation/depreciation	817,869	7,870,423	8,580,713	(2,788,847)	36,196,188	16,470,295
Change in net assets resulting from operations	1,185,380	(16,241,020)	10,258,976	(7,852,186)	(29,966,286)	(131,344,096)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(220,685)	—	(79,110)	—	(4,853,984)	(764,207)
Tax return of capital	—	—	—	—	—	—
Total distributions	(220,685)	—	(79,110)	—	(4,853,984)	(764,207)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	10,974,274	12,917,913	18,128,521	17,260,328	1,580,869,776	448,763,017
Cost of shares redeemed	(17,419,060)	(19,502,569)	(32,892,263)	(20,314,753)	(1,447,583,373)	(340,852,135)
Change in net assets resulting from capital transactions	(6,444,786)	(6,584,656)	(14,763,742)	(3,054,425)	133,286,403	107,910,882
Change in net assets	(5,480,091)	(22,825,676)	(4,583,876)	(10,906,611)	98,466,133	(24,197,421)
NET ASSETS:
Beginning of period	$31,888,008	$54,713,684	$23,801,446	$34,708,057	$257,160,132	$281,357,553
End of period	$26,407,917	$31,888,008	$19,217,570	$23,801,446	$355,626,265	$257,160,132
SHARE TRANSACTIONS:
Beginning of period	1,584,998	1,884,998	767,108	717,108	5,994,232	4,209,441
Issued	600,000	600,000	550,000	500,000	40,250,000	8,725,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(900,000)	(900,000)	(900,000)	(450,000)	(36,550,000)	(6,940,209)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	1,284,998	1,584,998	417,108	767,108	9,694,232	5,994,232

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 269

	UltraShort Real Estate		UltraShort Russell2000		UltraShort S&P500®
	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$271,400	$48,201	$1,005,681	$613,831	$14,896,797	$7,001,347
Net realized gain (loss)	(3,114,146)	(6,706,494)	(22,346,272)	(85,225,873)	(368,847,019)	(419,961,137)
Change in net unrealized appreciation/depreciation	(3,076,891)	5,135,790	37,652,424	33,976,004	299,756,215	90,242,542
Change in net assets resulting from operations	(5,919,637)	(1,522,503)	16,311,833	(50,636,038)	(54,194,007)	(322,717,248)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(184,406)	—	(889,484)	(206,984)	(13,524,840)	(2,602,775)
Tax return of capital	—	—	—	—	—	—
Total distributions	(184,406)	—	(889,484)	(206,984)	(13,524,840)	(2,602,775)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	10,628,296	15,231,679	163,824,027	93,592,255	2,133,455,046	1,546,128,729
Cost of shares redeemed	(4,263,807)	(26,913,378)	(169,626,494)	(127,897,106)	(1,782,349,022)	(1,790,880,091)
Change in net assets resulting from capital transactions	6,364,489	(11,681,699)	(5,802,467)	(34,304,851)	351,106,024	(244,751,362)
Change in net assets	260,446	(13,204,202)	9,619,882	(85,147,873)	283,387,177	(570,071,385)
NET ASSETS:
Beginning of period	$21,160,209	$34,364,411	$88,972,394	$174,120,267	$848,103,963	$1,418,175,348
End of period	$21,420,655	$21,160,209	$98,592,276	$88,972,394	$1,131,491,140	$848,103,963
SHARE TRANSACTIONS:
Beginning of period	695,837	1,045,837	5,959,437	7,709,437	21,896,067	27,633,568
Issued	400,000	500,000	10,450,000	5,200,000	58,350,000	36,875,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(150,000)	(850,000)	(10,600,000)	(6,950,000)	(48,150,000)	(42,612,501)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	945,837	695,837	5,809,437	5,959,437	32,096,067	21,896,067

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

270 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	UltraShort Semiconductors				UltraShort SmallCap600		UltraShort Technology
	Year Ended May 31, 2019		Year Ended May 31, 2018		Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2019		Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$53,913		$9,201		$34,039	$5,579	$51,691		$6,734
Net realized gain (loss)	—		(5,304,353)		151,663	(1,769,303)	—		(3,275,842)
Change in net unrealized appreciation/depreciation	(739,774)		2,042,858		315,185	603,786	(775,995)		1,305,194
Change in net assets resulting from operations	(685,861)		(3,252,294)		500,887	(1,159,938)	(724,304)		(1,963,914)
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(41,408)		—		(26,962)	—	(38,696)		—
Tax return of capital	—		—		—	—	—		—
Total distributions	(41,408)		—		(26,962)	—	(38,696)		—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	11,248,344		9,661,442		704,338	900,786	5,224,022		4,542,213
Cost of shares redeemed	(7,322,209)		(6,743,784)		—	—	(2,318,934)		(1,636,440)
Change in net assets resulting from capital transactions	3,926,135		2,917,658		704,338	900,786	2,905,088		2,905,773
Change in net assets	3,198,866		(334,636)		1,178,263	(259,152)	2,142,088		941,859
NET ASSETS:
Beginning of period	$3,920,127		$4,254,763		$2,280,613	$2,539,765	$3,211,810		$2,269,951
End of period	$7,118,993		$3,920,127		$3,458,876	$2,280,613	$5,353,898		$3,211,810
SHARE TRANSACTIONS:
Beginning of period	131,470	(c)	68,996	(c)	173,326	123,326	126,540	(c)	51,540	(c)
Issued	325,000	(c)	206,250	(c)	50,000	50,000	212,500	(c)	125,000	(c)
Issued in-kind	—	(c)	—	(c)	—	—	—	(c)	—	(c)
Redeemed	(237,500	)(c)	(143,776	)(c)	—	—	(87,500	)(c)	(50,000	)(c)
Redemption in-kind	—	(c)	—	(c)	—	—	—	(c)	—	(c)
Shares outstanding, end of period	218,970	(c)	131,470	(c)	223,326	173,326	251,540	(c)	126,540	(c)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2019.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 271

	UltraShort Utilities
	Year Ended May 31, 2019	Year Ended May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$21,956	$(11,203)
Net realized gain (loss)	—	(4,055,707)
Change in net unrealized appreciation/depreciation	(1,489,554)	4,274,235
Change in net assets resulting from operations	(1,467,598)	207,325
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 17):
Distributable earnings	(7,872)	—
Tax return of capital	—	—
Total distributions	(7,872)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,069,165	2,730,570
Cost of shares redeemed	(1,654,044)	(4,898,175)
Change in net assets resulting from capital transactions	415,121	(2,167,605)
Change in net assets	(1,060,349)	(1,960,280)
NET ASSETS:
Beginning of period	$5,486,982	$7,447,262
End of period	$4,426,633	$5,486,982
SHARE TRANSACTIONS:
Beginning of period	212,490	287,490
Issued	100,000	100,000
Issued in-kind	—	—
Redeemed	(75,000)	(175,000)
Redemption in-kind	—	—
Shares outstanding, end of period	237,490	212,490

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

272 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

FINANCIAL HIGHLIGHTS

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 273

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short 7-10 Year Treasury
Year ended May 31, 2019	$29.07	$0.32	$(1.82)	$—		$(1.50)	$(0.30)	$—	$—	$(0.30)	$27.27	(5.21)%	(5.36)%	1.04%	0.95%	1.00%	1.09%	$25,228	—%
Year ended May 31, 2018	28.08	0.06	0.93	—		0.99	—	—	—	—	29.07	3.53	3.75	1.05	0.95	0.11	0.21	83,576	—
Year ended May 31, 2017	28.13	(0.15)	0.10 (i)	—		(0.05)	—	—	—	—	28.08	(0.19)	(0.43)	1.11	0.95	(0.69)	(0.53)	40,012	—
Year ended May 31, 2016	29.77	(0.24)	(1.40)	—		(1.64)	—	—	—	—	28.13	(5.49)	(5.60)	1.18	0.95	(1.05)	(0.82)	28,836	—
Year ended May 31, 2015	31.80	(0.28)	(1.75)	—	(h)	(2.03)	—	—	—	—	29.77	(6.39)	(6.40)	1.08	0.95	(1.05)	(0.92)	39,439	—
Short 20+ Year Treasury
Year ended May 31, 2019	22.67	0.28	(2.02)	—		(1.74)	(0.26)	—	—	(0.26)	20.67	(7.75)	(8.42)	0.92	0.92	1.23	1.23	317,346	—
Year ended May 31, 2018	22.62	0.07	(0.02)	—		0.05	—	—	—	—	22.67	0.23	0.57	0.91	0.91	0.30	0.30	631,426	—
Year ended May 31, 2017	22.52	(0.11)	0.21	—		0.10	—	—	—	—	22.62	0.46	0.49	0.92	0.92	(0.51)	(0.51)	675,250	—
Year ended May 31, 2016	25.15	(0.20)	(2.43)	—		(2.63)	—	—	—	—	22.52	(10.46)	(10.76)	0.95	0.95	(0.83)	(0.83)	634,958	—
Year ended May 31, 2015	28.74	(0.24)	(3.35)	—	(h)	(3.59)	—	—	—	—	25.15	(12.50)	(12.22)	0.95	0.95	(0.90)	(0.90)	1,051,151	—
Short Basic Materials
Year ended May 31, 2019	17.84	0.12	2.47	—		2.59	(0.11)	—	—	(0.11)	20.32	14.50	17.03	5.96	0.95	(4.36)	0.65	1,016	—
Year ended May 31, 2018	20.72	0.03	(2.91)	—		(2.88)	—	—	—	—	17.84	(13.88)	(16.37)	4.22	0.95	(3.11)	0.16	1,784	—
Year ended May 31, 2017	24.91	(0.15)	(4.04)	—		(4.19)	—	—	—	—	20.72	(16.83)	(16.11)	2.67	0.95	(2.36)	(0.64)	2,072	—
Year ended May 31, 2016	24.54	(0.20)	0.57 (i)	—		0.37	—	—	—	—	24.91	1.53	1.35	2.20	0.95	(1.99)	(0.74)	13,702	—
Year ended May 31, 2015	25.34	(0.23)	(0.57)	—		(0.80)	—	—	—	—	24.54	(3.19)	(3.96)	8.08	0.95	(8.03)	(0.90)	1,227	—

See accompanying notes to the financial statements.

274 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Dow30SM
Year ended May 31, 2019	$59.62	$0.77	$(2.29)		$—	$(1.52)	$(0.64)	$—	$—	$(0.64)	$57.46	(2.54)%	(2.55)%	0.98%	0.95%	1.32%	1.35%	$268,563	—%
Year ended May 31, 2018(z)	70.91	0.26	(11.47)		—	(11.21)	(0.08)	—	—	(0.08)	59.62	(15.82)	(15.78)	0.97	0.95	0.39	0.41	233,932	—
Year ended May 31, 2017(z)	86.52	(0.41)	(15.20)		—	(15.61)	—	—	—	—	70.91	(18.04)	(18.08)	0.98	0.95	(0.55)	(0.52)	257,940	—
Year ended May 31, 2016(z)	90.43	(0.76)	(3.15)		—	(3.91)	—	—	—	—	86.52	(4.33)	(4.29)	0.97	0.95	(0.85)	(0.82)	346,079	—
Year ended May 31, 2015(z)	101.70	(0.87)	(10.40)		—	(11.27)	—	—	—	—	90.43	(11.08)	(11.13)	1.00	0.95	(0.95)	(0.91)	253,213	—
Short Financials
Year ended May 31, 2019	23.14	0.23	(0.69	)(i)	—	(0.46)	(0.16)	—	—	(0.16)	22.52	(2.03)	(1.94)	1.27	0.95	0.68	1.01	21,956	—
Year ended May 31, 2018(aa)	27.22	0.03	(4.11)		—	(4.08)	—	—	—	—	23.14	(14.99)	(15.14)	1.22	0.95	(0.15)	0.11	19,089	—
Year ended May 31, 2017(aa)	32.90	(0.18)	(5.50)		—	(5.68)	—	—	—	—	27.22	(17.24)	(16.93)	1.15	0.95	(0.80)	(0.60)	29,266	—
Year ended May 31, 2016(aa)	34.48	(0.28)	(1.30)		—	(1.58)	—	—	—	—	32.90	(4.60)	(4.70)	1.25	0.95	(1.10)	(0.80)	41,941	—
Year ended May 31, 2015(aa)	39.91	(0.33)	(5.10)		—	(5.43)	—	—	—	—	34.48	(13.60)	(13.76)	1.35	0.95	(1.31)	(0.91)	18,102	—
Short FTSE China 50
Year ended May 31, 2019	18.57	0.19	1.53		—	1.72	(0.09)	—	—	(0.09)	20.20	9.30	9.77	2.05	0.95	(0.15)	0.95	8,079	—
Year ended May 31, 2018	23.07	0.02	(4.52)		—	(4.50)	—	—	—	—	18.57	(19.52)	(20.01)	2.00	0.95	(0.94)	0.11	5,570	—
Year ended May 31, 2017	29.44	(0.15)	(6.22)		—	(6.37)	—	—	—	—	23.07	(21.64)	(21.62)	1.62	0.95	(1.26)	(0.59)	9,228	—
Year ended May 31, 2016	23.30	(0.24)	6.38		—	6.14	—	—	—	—	29.44	26.37	23.01	1.70	0.95	(1.58)	(0.83)	13,248	—
Year ended May 31, 2015	33.93	(0.28)	(10.35)		—	(10.63)	—	—	—	—	23.30	(31.35)	(29.39)	2.17	0.95	(2.14)	(0.92)	3,494	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 275

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short High Yield
Year ended May 31, 2019	$23.25	$0.24	$(1.10)		$—		$(0.86)	$(0.22)	$—	$—	$(0.22)	$22.17	(3.75)%	(3.89)%	1.00%	0.95%	1.00%	1.05%	$113,047	—%
Year ended May 31, 2018	23.58	0.08	(0.41)		—		(0.33)	— (h)	—	—	— (h)	23.25	(1.37)	(1.38)	0.99	0.95	0.29	0.33	140,683	—
Year ended May 31, 2017	26.78	(0.14)	(3.06)		—		(3.20)	—	—	—	—	23.58	(11.96)	(11.91)	0.99	0.95	(0.60)	(0.56)	122,618	—
Year ended May 31, 2016	26.85	(0.22)	0.15	(i)	—		(0.07)	—	—	—	—	26.78	(0.26)	(0.33)	0.98	0.95	(0.83)	(0.80)	195,523	—
Year ended May 31, 2015	27.86	(0.25)	(0.76)		—	(h)	(1.01)	—	—	—	—	26.85	(3.60)	(3.62)	1.10	0.95	(1.06)	(0.91)	55,047	—
Short MidCap400
Year ended May 31, 2019	43.50	0.57	2.32	(i)	—		2.89	(0.31)	—	—	(0.31)	46.08	6.65	6.74	1.38	0.95	0.84	1.28	14,683	—
Year ended May 31, 2018(z)	50.02	0.09	(6.61)		—		(6.52)	—	—	—	—	43.50	(13.03)	(13.16)	1.40	0.95	(0.25)	0.20	10,600	—
Year ended May 31, 2017(z)	59.62	(0.32)	(9.28)		—		(9.60)	—	—	—	—	50.02	(16.11)	(15.97)	1.22	0.95	(0.85)	(0.58)	14,693	—
Year ended May 31, 2016(z)	61.56	(0.51)	(1.43)		—		(1.94)	—	—	—	—	59.62	(3.15)	(3.31)	1.24	0.95	(1.09)	(0.80)	30,182	—
Year ended May 31, 2015(z)	70.80	(0.62)	(8.62)		—		(9.24)	—	—	—	—	61.56	(13.05)	(12.89)	1.08	0.95	(1.06)	(0.93)	22,699	—
Short MSCI EAFE
Year ended May 31, 2019	25.74	0.32	1.64		—		1.96	(0.18)	—	—	(0.18)	27.52	7.62	7.72	1.12	0.95	1.00	1.16	40,588	—
Year ended May 31, 2018	27.79	0.04	(2.09)		—		(2.05)	—	—	—	—	25.74	(7.38)	(7.42)	1.22	0.95	(0.12)	0.15	18,662	—
Year ended May 31, 2017	33.20	(0.18)	(5.23)		—		(5.41)	—	—	—	—	27.79	(16.30)	(16.24)	1.06	0.95	(0.69)	(0.57)	32,655	—
Year ended May 31, 2016	31.11	(0.27)	2.36	(i)	—		2.09	—	—	—	—	33.20	6.73	6.64	1.07	0.95	(0.91)	(0.79)	100,437	—
Year ended May 31, 2015	31.75	(0.31)	(0.33	)(i)	—	(h)	(0.64)	—	—	—	—	31.11	(2.01)	(2.05)	1.00	0.95	(0.98)	(0.93)	31,885	—

See accompanying notes to the financial statements.

276 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short MSCI Emerging Markets
Year ended May 31, 2019	$18.24	$0.21	$1.28	$—		$1.49	$(0.23)	$—	$—	$(0.23)	$19.50	8.11%	7.97%	0.99%	0.95%	1.02%	1.06%	$95,536	—%
Year ended May 31, 2018	21.06	0.04	(2.86)	—		(2.82)	—	—	—	—	18.24	(13.39)	(13.39)	0.98	0.95	0.19	0.22	156,881	—
Year ended May 31, 2017	27.77	(0.13)	(6.58)	—		(6.71)	—	—	—	—	21.06	(24.15)	(24.16)	0.98	0.95	(0.56)	(0.53)	159,020	—
Year ended May 31, 2016	24.70	(0.23)	3.30	—		3.07	—	—	—	—	27.77	12.44	12.34	0.96	0.95	(0.83)	(0.81)	301,269	—
Year ended May 31, 2015	25.38	(0.23)	(0.45)	—	(h)	(0.68)	—	—	—	—	24.70	(2.70)	(2.56)	0.99	0.95	(0.94)	(0.90)	259,300	—
Short Oil & Gas
Year ended May 31, 2019	21.33	0.21	5.22	—		5.43	(0.08)	—	—	(0.08)	26.68	25.47	25.14	4.80	0.95	(2.96)	0.89	2,001	—
Year ended May 31, 2018	26.27	0.01	(4.95)	—		(4.94)	—	—	—	—	21.33	(18.82)	(18.76)	3.04	0.95	(2.04)	0.05	1,600	—
Year ended May 31, 2017	26.79	(0.16)	(0.36)	—		(0.52)	—	—	—	—	26.27	(1.93)	(1.74)	2.31	0.95	(2.00)	(0.64)	3,284	—
Year ended May 31, 2016	25.62	(0.25)	1.42	—		1.17	—	—	—	—	26.79	4.58	5.24	1.79	0.95	(1.68)	(0.84)	7,367	—
Year ended May 31, 2015	22.63	(0.23)	3.22	—		2.99	—	—	—	—	25.62	13.19	12.12	4.32	0.95	(4.30)	(0.93)	4,483	—
Short QQQ
Year ended May 31, 2019	32.17	0.46	(1.75)	—		(1.29)	(0.39)	—	—	(0.39)	30.49	(4.03)	(3.97)	1.01	0.95	1.42	1.48	652,888	—
Year ended May 31, 2018	39.55	0.16	(7.49)	—		(7.33)	(0.05)	—	—	(0.05)	32.17	(18.55)	(18.62)	1.01	0.95	0.37	0.43	330,128	—
Year ended May 31, 2017	51.81	(0.24)	(12.02)	—		(12.26)	—	—	—	—	39.55	(23.67)	(23.66)	1.03	0.95	(0.60)	(0.52)	281,284	—
Year ended May 31, 2016	55.03	(0.43)	(2.79)	—		(3.22)	—	—	—	—	51.81	(5.86)	(5.78)	1.03	0.95	(0.86)	(0.79)	464,352	—
Year ended May 31, 2015(k)	68.90	(0.56)	(13.31)	—		(13.87)	—	—	—	—	55.03	(20.12)	(20.15)	1.06	0.95	(1.02)	(0.92)	182,293	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 277

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Real Estate
Year ended May 31, 2019	$16.25	$0.17	$(2.12)	$—	$(1.95)	$(0.11)	$—	$—	$(0.11)	$14.19	(12.06)%	(11.88)%	1.70%	0.95%	0.40%	1.14%	$8,513	—%
Year ended May 31, 2018	16.76	0.02	(0.53)	—	(0.51)	—	—	—	—	16.25	(3.07)	(3.19)	1.39	0.95	(0.33)	0.11	9,750	—
Year ended May 31, 2017	18.03	(0.10)	(1.17)	—	(1.27)	—	—	—	—	16.76	(7.03)	(7.01)	1.30	0.95	(0.93)	(0.58)	15,088	—
Year ended May 31, 2016	20.41	(0.17)	(2.21)	—	(2.38)	—	—	—	—	18.03	(11.65)	(11.62)	1.17	0.95	(1.06)	(0.84)	28,851	—
Year ended May 31, 2015	22.90	(0.19)	(2.30)	—	(2.49)	—	—	—	—	20.41	(10.88)	(10.64)	1.23	0.95	(1.21)	(0.93)	55,105	—
Short Russell2000
Year ended May 31, 2019	39.36	0.58	3.29	—	3.87	(0.47)	—	—	(0.47)	42.76	9.89	9.98	1.02	0.95	1.36	1.43	351,303	—
Year ended May 31, 2018	47.91	0.19	(8.67)	—	(8.48)	(0.07)	—	—	(0.07)	39.36	(17.71)	(17.75)	1.02	0.95	0.37	0.44	248,618	—
Year ended May 31, 2017	59.34	(0.26)	(11.17)	—	(11.43)	—	—	—	—	47.91	(19.27)	(19.30)	1.02	0.95	(0.56)	(0.49)	345,730	—
Year ended May 31, 2016	58.62	(0.50)	1.22 (i)	—	0.72	—	—	—	—	59.34	1.23	1.19	1.02	0.95	(0.88)	(0.81)	552,874	—
Year ended May 31, 2015(m)	67.69	(0.59)	(8.48)	—	(9.07)	—	—	—	—	58.62	(13.40)	(13.31)	1.02	0.95	(1.00)	(0.92)	399,734	—
Short S&P500®
Year ended May 31, 2019	29.53	0.44	(1.06)	—	(0.62)	(0.38)	—	—	(0.38)	28.53	(2.10)	(2.10)	0.89	0.89	1.52	1.52	2,060,778	—
Year ended May 31, 2018	33.69	0.15	(4.25)	—	(4.10)	(0.06)	—	—	(0.06)	29.53	(12.20)	(12.18)	0.89	0.89	0.46	0.46	1,374,040	—
Year ended May 31, 2017(r)	39.87	(0.17)	(6.01)	—	(6.18)	—	—	—	—	33.69	(15.49)	(15.45)	0.89	0.89	(0.47)	(0.47)	2,013,469	—
Year ended May 31, 2016(r)	41.87	(0.31)	(1.69)	—	(2.00)	—	—	—	—	39.87	(4.78)	(4.78)	0.89	0.89	(0.74)	(0.74)	3,012,814	—
Year ended May 31, 2015(r)	47.73	(0.38)	(5.48)	—	(5.86)	—	—	—	—	41.87	(12.28)	(12.32)	0.90	0.90	(0.86)	(0.86)	1,539,390	—

See accompanying notes to the financial statements.

278 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short SmallCap600
Year ended May 31, 2019	$31.57	$0.35	$3.19	$—	$3.54	$(0.15)	$—	$—	$(0.15)	$34.96	11.22%	11.11%	2.63%	0.95%	(0.59)%	1.08%	$4,149	—%
Year ended May 31, 2018	39.09	0.04	(7.56)	—	(7.52)	—	—	—	—	31.57	(19.25)	(19.31)	1.68	0.95	(0.62)	0.11	3,747	—
Year ended May 31, 2017	48.08	(0.22)	(8.77)	—	(8.99)	—	—	—	—	39.09	(18.69)	(18.40)	1.39	0.95	(0.98)	(0.54)	17,346	—
Year ended May 31, 2016	50.40	(0.44)	(1.88)	—	(2.32)	—	—	—	—	48.08	(4.61)	(4.17)	1.53	0.95	(1.43)	(0.85)	11,717	—
Year ended May 31, 2015	57.57	(0.49)	(6.68)	—	(7.17)	—	—	—	—	50.40	(12.44)	(13.14)	1.63	0.95	(1.59)	(0.91)	16,062	—
Ultra 7-10 Year Treasury
Year ended May 31, 2019	54.31	0.94	6.56	—	7.50	(1.09)	—	—	(1.09)	60.72	14.05	14.70	1.18	0.95	1.50	1.73	24,289	327
Year ended May 31, 2018	59.02	0.63	(4.76)	—	(4.13)	(0.58)	—	—	(0.58)	54.31	(7.03)	(7.25)	1.12	0.95	0.94	1.12	24,440	234
Year ended May 31, 2017	60.90	0.37	(1.92)	—	(1.55)	(0.33)	—	—	(0.33)	59.02	(2.54)	(2.61)	1.12	0.95	0.44	0.61	41,311	188
Year ended May 31, 2016	57.01	0.30	3.95	—	4.25	(0.36)	—	—	(0.36)	60.90	7.51	7.86	1.15	0.95	0.32	0.52	66,986	140
Year ended May 31, 2015	54.34	0.42	4.27 (i)	0.08	4.77	(2.10)	—	—	(2.10)	57.01	9.07	8.95	1.02	0.95	0.69	0.77	62,710	349
Ultra 20+ Year Treasury
Year ended May 31, 2019	76.95	1.39	12.68	—	14.07	(1.24)	—	—	(1.24)	89.78	18.62	20.55	1.26	0.95	1.55	1.86	31,423	264
Year ended May 31, 2018	80.06	1.08	(3.17)	—	(2.09)	(1.02)	—	—	(1.02)	76.95	(2.64)	(3.29)	1.14	0.95	1.17	1.36	23,085	75
Year ended May 31, 2017	86.60	0.97	(6.83)	—	(5.86)	(0.68)	—	—	(0.68)	80.06	(6.79)	(6.88)	1.12	0.95	0.97	1.14	48,035	48
Year ended May 31, 2016	77.32	1.03	9.43	—	10.46	(1.18)	—	—	(1.18)	86.60	13.77	14.50	1.18	0.95	1.09	1.32	49,793	18
Year ended May 31, 2015	64.98	0.93	12.22	—	13.15	(0.81)	—	—	(0.81)	77.32	20.32	19.64	1.15	0.95	0.99	1.19	57,991	48

See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 279

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Basic Materials
Year ended May 31, 2019	$68.75	$0.76	$(21.43)		$—	$(20.67)	$(0.51)	$—	$—	$(0.51)	$47.57	(30.15)%	(30.33)%	1.16%	0.95%	1.07%	1.27%	$35,681	38%
Year ended May 31, 2018	55.18	0.41	13.50		—	13.91	(0.34)	—	—	(0.34)	68.75	25.23	25.89	1.11	0.95	0.45	0.61	60,156	11
Year ended May 31, 2017	41.90	0.28	13.25		—	13.53	(0.25)	—	—	(0.25)	55.18	32.38	31.67	1.12	0.95	0.41	0.58	55,176	5
Year ended May 31, 2016	51.81	0.35	(10.11)		—	(9.76)	(0.15)	—	—	(0.15)	41.90	(18.79)	(18.78)	1.19	0.95	0.67	0.92	53,423	39
Year ended May 31, 2015	54.10	0.29	(2.35)		—	(2.06)	(0.23)	—	—	(0.23)	51.81	(3.81)	(3.60)	1.09	0.95	0.41	0.55	76,413	9
Ultra Communication Services Select Sector
January 15, 2019* through May 31, 2019	40.00	0.09	3.56		—	3.65	(0.03)	—	—	(0.03)	43.62	9.12	9.20	2.71	0.95	(1.19)	0.56	4,362	6
Ultra Consumer Goods
Year ended May 31, 2019	39.38	0.73	(0.13	)(i)	—	0.60	(0.29)	—	—	(0.29)	39.69	1.54	1.83	2.35	0.95	0.36	1.76	6,946	3
Year ended May 31, 2018	45.29	0.51	(6.12)		—	(5.61)	(0.30)	—	—	(0.30)	39.38	(12.45)	(13.15)	1.71	0.95	0.36	1.12	9,846	8
Year ended May 31, 2017(t)	37.39	0.38	7.78		—	8.16	(0.26)	—	—	(0.26)	45.29	21.90	23.43	1.76	0.95	0.15	0.96	13,586	40
Year ended May 31, 2016(t)	33.28	0.36	4.00		—	4.36	(0.25)	—	—	(0.25)	37.39	13.15	11.59	1.65	0.95	0.35	1.05	16,827	38
Year ended May 31, 2015(t)	28.38	0.29	4.81		—	5.10	(0.20)	—	—	(0.20)	33.28	18.00	18.88	1.55	0.95	0.34	0.94	19,968	34

*  Commencement of investment operations.

See accompanying notes to the financial statements.

280 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Consumer Services
Year ended May 31, 2019	$86.75	$0.10	$11.08	$—	$11.18	$(0.11)	$—	$—	$(0.11)	$97.82	12.92%	12.99%	1.35%	0.95%	(0.30)%	0.10%	$22,009	9%
Year ended May 31, 2018	70.61	0.11	16.16	—	16.27	(0.13)	—	—	(0.13)	86.75	23.05	24.53	1.47	0.95	(0.38)	0.14	23,856	8
Year ended May 31, 2017(w)	52.93	0.12	17.66	—	17.78	(0.10)	—	—	(0.10)	70.61	33.62	32.44	1.45	0.95	(0.29)	0.20	21,184	5
Year ended May 31, 2016(w)	53.30	0.08	(0.37)	—	(0.29)	(0.08)	—	—	(0.08)	52.93	(0.53)	(1.67)	1.48	0.95	(0.37)	0.16	23,819	11
Year ended May 31, 2015(w)	38.50	0.08	14.81	—	14.89	(0.09)	—	—	(0.09)	53.30	38.70	40.95	1.40	0.95	(0.27)	0.18	37,308	54
Ultra Dow30SM
Year ended May 31, 2019	42.33	0.46	0.01	—	0.47	(0.36)	—	—	(0.36)	42.44	1.08	1.13	0.97	0.95	1.01	1.03	318,329	35
Year ended May 31, 2018(bb)	31.66	0.32	10.63	—	10.95	(0.28)	—	—	(0.28)	42.33	34.72	34.67	0.96	0.95	0.80	0.81	421,225	6
Year ended May 31, 2017(bb)	22.43	0.29	9.24	—	9.53	(0.30)	—	—	(0.30)	31.66	42.77	42.95	0.98	0.95	1.06	1.09	313,391	9
Year ended May 31, 2016(bb)	23.05	0.28	(0.62)	—	(0.34)	(0.28)	—	—	(0.28)	22.43	(1.36)	(1.46)	1.00	0.95	1.25	1.30	245,631	6
Year ended May 31, 2015(n)(bb)	19.68	0.22	3.36	—	3.58	(0.21)	—	—	(0.21)	23.05	18.30	18.37	0.98	0.95	0.97	1.01	318,072	9
Ultra Financials
Year ended May 31, 2019	41.06	0.43	(0.30)	—	0.13	(0.45)	—	—	(0.45)	40.74	0.42	0.40	0.95	0.95	1.05	1.06	735,704	10
Year ended May 31, 2018(bb)	31.67	0.34	9.31	—	9.65	(0.26)	—	—	(0.26)	41.06	30.49	30.49	0.95	0.95	0.86	0.86	883,120	3
Year ended May 31, 2017(bb)	23.58	0.22	8.07	—	8.29	(0.20)	—	—	(0.20)	31.67	35.28	35.23	0.95	0.95	0.77	0.77	771,465	3
Year ended May 31, 2016(bb)	24.92	0.20	(1.34)	—	(1.14)	(0.20)	—	—	(0.20)	23.58	(4.52)	(4.57)	0.97	0.95	0.85	0.87	691,190	15
Year ended May 31, 2015(n)(bb)	20.23	0.14	4.69	—	4.83	(0.14)	—	—	(0.14)	24.92	23.89	23.98	0.96	0.95	0.61	0.62	823,692	7

See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 281

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra FTSE China 50
Year ended May 31, 2019	$82.45	$0.47	$(23.25)	$—	$(22.78)	$(0.18)	$(0.74)	$—	$(0.92)	$58.75	(27.63)%	(27.37)%	1.19%	0.95%	0.47%	0.70%	$38,189	—%
Year ended May 31, 2018	61.80	(0.24)	20.89	—	20.65	—	—	—	—	82.45	33.41	32.72	1.11	0.95	(0.46)	(0.30)	43,285	—
Year ended May 31, 2017	42.46	(0.36)	19.70	—	19.34	—	—	—	—	61.80	45.55	46.39	1.18	0.95	(0.93)	(0.70)	43,259	—
Year ended May 31, 2016	92.53	(0.47)	(49.60)	—	(50.07)	—	—	—	—	42.46	(54.12)	(54.26)	1.30	0.95	(1.22)	(0.87)	19,105	—
Year ended May 31, 2015	52.45	(0.65)	40.72	0.01	40.08	—	—	—	—	92.53	76.43	77.23	1.16	0.95	(1.13)	(0.92)	74,026	—
Ultra FTSE Europe
Year ended May 31, 2019	55.05	0.28	(10.16)	—	(9.88)	(0.13)	(1.39)	—	(1.52)	43.65	(17.51)	(18.68)	1.77	0.95	(0.24)	0.58	5,456	—
Year ended May 31, 2018	51.03	(0.09)	4.11	—	4.02	—	—	—	—	55.05	7.88	9.22	1.37	0.95	(0.58)	(0.16)	11,010	—
Year ended May 31, 2017	39.03	(0.26)	12.26	—	12.00	—	—	—	—	51.03	30.75	30.10	1.58	0.95	(1.28)	(0.65)	12,758	—
Year ended May 31, 2016	50.16	(0.37)	(10.76)	—	(11.13)	—	—	—	—	39.03	(22.20)	(21.86)	1.29	0.95	(1.23)	(0.89)	10,733	—
Year ended May 31, 2015	56.07	(0.46)	(5.47)	0.02	(5.91)	—	—	—	—	50.16	(10.53)	(10.87)	1.25	0.95	(1.24)	(0.93)	42,639	—
Ultra Gold Miners
Year ended May 31, 2019	37.50	(0.12)	(5.57)	—	(5.69)	(0.03)	—	—	(0.03)	31.78	(15.17)	(14.74)	2.03	0.95	(1.47)	(0.39)	11,123	15
Year ended May 31, 2018	41.24	(0.07)	(3.67)	—	(3.74)	—	—	—	—	37.50	(9.08)	(9.30)	1.66	0.95	(0.89)	(0.18)	9,374	79
Year ended May 31, 2017	49.61	(0.37)	(8.00)	—	(8.37)	—	—	—	—	41.24	(16.87)	(16.74)	1.66	0.95	(1.43)	(0.72)	12,372	7
Year ended May 31, 2016(p)	49.39	(0.25)	0.47	—	0.22	—	—	—	—	49.61	0.45	0.65	2.85	0.95	(2.59)	(0.69)	7,440	92
February 12, 2015* through May 31, 2015(p)	60.00	(0.14)	(10.47)	—	(10.61)	—	—	—	—	49.39	(17.68)	(17.90)	4.40	0.95	(4.39)	(0.94)	1,646	18

*  Commencement of investment operations.

See accompanying notes to the financial statements.

282 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Health Care
Year ended May 31, 2019	$87.26	$0.58	$5.19 (i)	$—	$5.77	$(0.34)	$—	$—	$(0.34)	$92.69	6.58%	6.48%	1.05%	0.95%	0.47%	0.57%	$99,639	11%
Year ended May 31, 2018	72.92	0.35	14.16	—	14.51	(0.17)	—	—	(0.17)	87.26	19.90	20.43	1.06	0.95	0.29	0.40	89,443	6
Year ended May 31, 2017	63.33	0.10	9.52	—	9.62	(0.03)	—	—	(0.03)	72.92	15.19	14.65	1.09	0.95	0.02	0.16	82,030	5
Year ended May 31, 2016	74.54	0.08	(10.66)	—	(10.58)	(0.63)	—	—	(0.63)	63.33	(14.22)	(14.64)	1.06	0.95	— (j)	0.11	87,073	19
Year ended May 31, 2015(n)	46.63	0.09	27.94	—	28.03	(0.12)	—	—	(0.12)	74.54	60.18	61.20	1.03	0.95	0.06	0.14	231,069	22
Ultra High Yield
Year ended May 31, 2019	63.95	1.93	2.74	—	4.67	(1.93)	—	—	(1.93)	66.69	7.47	7.79	5.64	0.95	(1.74)	2.95	3,334	1
Year ended May 31, 2018	65.06	1.82	(1.11)	—	0.71	(1.82)	—	—	(1.82)	63.95	1.09	1.58	5.35	0.95	(1.61)	2.79	3,198	—
Year ended May 31, 2017	54.19	1.64	10.63	—	12.27	(1.40)	—	—	(1.40)	65.06	22.94	12.81	7.46	0.95	(3.81)	2.70	3,253	—
Year ended May 31, 2016	60.00	1.75	(5.89)	—	(4.14)	(1.67)	—	—	(1.67)	54.19	(6.75)	0.34	8.37	0.95	(4.13)	3.29	1,355	12
Year ended May 31, 2015	60.36	0.82	(0.68)	—	0.14	(0.50)	—	—	(0.50)	60.00	0.25	0.61	5.91	0.95	(3.58)	1.38	3,000	387
Ultra Industrials
Year ended May 31, 2019	70.38	0.49	(2.14)	—	(1.65)	(0.35)	—	—	(0.35)	68.38	(2.29)	(2.20)	1.43	0.95	0.21	0.70	18,804	5
Year ended May 31, 2018	56.64	0.29	13.60	—	13.89	(0.15)	—	—	(0.15)	70.38	24.50	24.44	1.40	0.95	(0.03)	0.43	26,392	6
Year ended May 31, 2017(t)	39.89	0.23	16.69	—	16.92	(0.17)	—	—	(0.17)	56.64	42.48	42.80	1.51	0.95	(0.06)	0.50	21,242	6
Year ended May 31, 2016(t)	39.54	0.21	0.31 (i)	—	0.52	(0.17)	—	—	(0.17)	39.89	1.34	1.44	1.63	0.95	(0.09)	0.58	17,952	34
Year ended May 31, 2015(t)	35.81	0.24	3.65	—	3.89	(0.16)	—	—	(0.16)	39.54	10.90	10.89	1.32	0.95	0.26	0.64	35,589	23
See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 283

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MidCap400
Year ended May 31, 2019	$42.46	$0.22	$(7.07)	$—	$(6.85)	$(0.20)	$—	$—	$(0.20)	$35.41	(16.13)%	(16.26)%	1.04%	0.95%	0.47%	0.56%	$130,137	31%
Year ended May 31, 2018(bb)	33.70	0.15	8.71	—	8.86	(0.10)	—	—	(0.10)	42.46	26.30	26.46	1.02	0.95	0.32	0.39	153,913	42
Year ended May 31, 2017(bb)	25.54	0.10	8.18	—	8.28	(0.12)	—	—	(0.12)	33.70	32.49	32.44	1.02	0.95	0.26	0.33	113,728	40
Year ended May 31, 2016(bb)	27.02	0.11	(1.52)	—	(1.41)	(0.07)	—	—	(0.07)	25.54	(5.21)	(5.06)	1.06	0.95	0.33	0.44	143,635	38
Year ended May 31, 2015(bb)	22.12	0.05	4.85 (i)	—	4.90	—	—	—	—	27.02	22.16	22.09	0.96	0.95	0.20	0.21	143,864	56
Ultra MSCI Brazil Capped
Year ended May 31, 2019	57.70	0.33	12.77	—	13.10	(0.18)	—	—	(0.18)	70.62	22.70	21.48	1.70	0.95	(0.22)	0.53	8,231	—
Year ended May 31, 2018	59.23	(0.07)	(1.46)	—	(1.53)	—	—	—	—	57.70	(2.59)	(1.67)	1.26	0.95	(0.40)	(0.09)	9,611	—
Year ended May 31, 2017	34.78	(0.44)	24.89	—	24.45	—	—	—	—	59.23	70.32	70.47	1.22	0.95	(1.00)	(0.73)	18,751	—
Year ended May 31, 2016(p)	63.69	(0.31)	(28.60)	—	(28.91)	—	—	—	—	34.78	(45.40)	(45.47)	2.36	0.95	(2.23)	(0.82)	14,487	—
Year ended May 31, 2015(p)	142.15	(0.93)	(77.53)	—	(78.46)	—	—	—	—	63.69	(55.19)	(56.87)	2.03	0.95	(2.00)	(0.92)	7,430	—
Ultra MSCI EAFE
Year ended May 31, 2019	41.92	0.15	(7.38)	—	(7.23)	(0.07)	—	—	(0.07)	34.62	(17.25)	(17.54)	1.72	0.95	(0.37)	0.41	6,058	—
Year ended May 31, 2018(bb)	37.71	(0.09)	4.30	—	4.21	—	—	—	—	41.92	11.17	11.29	1.35	0.95	(0.62)	(0.22)	11,528	—
Year ended May 31, 2017(bb)	28.88	(0.19)	9.02	—	8.83	—	—	—	—	37.71	30.58	30.53	1.19	0.95	(0.91)	(0.67)	11,312	—
Year ended May 31, 2016(bb)	37.59	(0.23)	(8.48)	—	(8.71)	—	—	—	—	28.88	(23.18)	(25.17)	1.25	0.95	(1.08)	(0.78)	93,124	—
Year ended May 31, 2015(bb)	39.58	(0.34)	(1.65)	—	(1.99)	—	—	—	—	37.59	(5.02)	(2.72)	1.23	0.95	(1.21)	(0.93)	16,915	—

See accompanying notes to the financial statements.

284 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI Emerging Markets
Year ended May 31, 2019	$85.50	$0.63	$(20.46)		$—		$(19.83)	$(0.21)	$—	$—	$(0.21)	$65.46	(23.20)%	(23.21)%	1.13%	0.95%	0.69%	0.87%	$36,005	—%
Year ended May 31, 2018	70.55	(0.11)	15.06		—		14.95	—	—	—	—	85.50	21.20	21.43	1.06	0.95	(0.23)	(0.13)	51,299	—
Year ended May 31, 2017	46.15	(0.39)	24.79		—		24.40	—	—	—	—	70.55	52.87	52.93	1.19	0.95	(0.92)	(0.68)	29,982	—
Year ended May 31, 2016	72.71	(0.42)	(26.14)		—		(26.56)	—	—	—	—	46.15	(36.53)	(36.83)	1.35	0.95	(1.23)	(0.83)	26,534	—
Year ended May 31, 2015	77.41	(0.71)	(3.99)		—	(h)	(4.70)	—	—	—	—	72.71	(6.07)	(6.17)	1.20	0.95	(1.17)	(0.92)	47,259	—
Ultra MSCI Japan
Year ended May 31, 2019	41.94	0.14	(10.73)		—		(10.59)	(0.06)	(1.28)	—	(1.34)	30.01	(25.03)	(25.04)	4.18	0.95	(2.82)	0.41	5,251	—
Year ended May 31, 2018(bb)	34.24	(0.10)	7.80		—		7.70	—	—	—	—	41.94	22.51	22.82	1.42	0.95	(0.71)	(0.25)	9,437	—
Year ended May 31, 2017(bb)	26.70	(0.22)	7.76		—		7.54	—	—	—	—	34.24	28.21	27.40	1.52	0.95	(1.31)	(0.74)	10,271	—
Year ended May 31, 2016(bb)	34.14	(0.26)	(7.18)		—		(7.44)	—	—	—	—	26.70	(21.80)	(21.40)	1.46	0.95	(1.39)	(0.88)	10,013	—
Year ended May 31, 2015(bb)	27.13	(0.27)	7.28		—		7.01	—	—	—	—	34.14	25.84	26.03	1.27	0.95	(1.25)	(0.93)	25,607	—
Ultra Nasdaq Biotechnology
Year ended May 31, 2019	55.88	(0.13)	(12.08)		—		(12.21)	—	—	—	—	43.67	(21.85)	(21.82)	1.06	0.95	(0.35)	(0.24)	207,454	31
Year ended May 31, 2018	45.61	(0.21)	10.48		—		10.27	—	—	—	—	55.88	22.54	22.71	1.04	0.95	(0.46)	(0.37)	363,252	25
Year ended May 31, 2017	46.29	(0.20)	(0.48	)(i)	—		(0.68)	—	—	—	—	45.61	(1.48)	(1.62)	1.04	0.95	(0.54)	(0.45)	342,040	28
Year ended May 31, 2016	88.62	(0.44)	(41.89)		—		(42.33)	—	—	—	—	46.29	(47.77)	(47.74)	1.04	0.95	(0.77)	(0.68)	483,734	59
Year ended May 31, 2015(n)	40.37	(0.47)	48.72		—		48.25	—	—	—	—	88.62	119.54	119.46	1.04	0.95	(0.81)	(0.72)	979,243	41

See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 285

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Oil & Gas
Year ended May 31, 2019	$43.32	$0.56	$(19.40)		$—	$(18.84)	$(0.56)	$—	$—	$(0.56)	$23.92	(43.83)%	(43.77)%	1.07%	0.95%	1.53%		1.65%	$71,168	14%
Year ended May 31, 2018	32.18	0.68	11.16		—	11.84	(0.70)	—	—	(0.70)	43.32	37.30	37.33	1.04	0.95	1.83		1.92	126,699	14
Year ended May 31, 2017	35.59	0.43	(3.38)		—	(2.95)	(0.46)	—	—	(0.46)	32.18	(8.49)	(8.54)	1.04	0.95	1.03		1.12	127,915	5
Year ended May 31, 2016	52.04	0.62	(16.65)		—	(16.03)	(0.42)	—	—	(0.42)	35.59	(30.79)	(30.78)	1.08	0.95	1.69		1.82	148,605	15
Year ended May 31, 2015	79.94	0.71	(28.06)		—	(27.35)	(0.55)	—	—	(0.55)	52.04	(34.31)	(33.64)	1.06	0.95	1.04		1.14	165,228	15
Ultra QQQ
Year ended May 31, 2019	84.91	0.12	(1.60)		—	(1.48)	(0.10)	—	—	(0.10)	83.33	(1.74)	(1.92)	0.99	0.95	0.10		0.13	1,691,571	7
Year ended May 31, 2018(y)	60.76	(0.02)	24.17		—	24.15	— (h)	—	—	— (h)	84.91	39.75	39.85	0.99	0.95	(0.07)		(0.03)	1,783,133	2
Year ended May 31, 2017(y)	37.52	0.02	23.28		—	23.30	(0.06)	—	—	(0.06)	60.76	62.19	62.47	1.00	0.95	—	(j)	0.05	1,257,752	4
Year ended May 31, 2016(y)	38.50	0.07	(0.98)		—	(0.91)	(0.07)	—	—	(0.07)	37.52	(2.40)	(2.63)	1.01	0.95	0.12		0.18	874,130	10
Year ended May 31, 2015(n)(y)	26.81	0.02	11.75		—	11.77	(0.08)	—	—	(0.08)	38.50	44.02	44.22	1.01	0.95	—	(j)	0.06	1,028,076	8
Ultra Real Estate
Year ended May 31, 2019	61.06	1.26	13.65		—	14.91	(0.86)	—	—	(0.86)	75.11	24.82	24.75	1.04	0.95	1.79		1.88	137,733	6
Year ended May 31, 2018(y)	60.63	1.06	(0.01	)(i)	—	1.05	(0.62)	—	—	(0.62)	61.06	1.68	1.64	1.03	0.95	1.63		1.71	131,803	4
Year ended May 31, 2017(y)	57.08	0.56	3.39		—	3.95	(0.40)	—	—	(0.40)	60.63	6.97	6.90	1.01	0.95	0.88		0.94	167,258	5
Year ended May 31, 2016(y)	50.82	0.74	6.09		—	6.83	(0.57)	—	—	(0.57)	57.08	13.58	13.61	1.02	0.95	1.41		1.48	203,143	16
Year ended May 31, 2015(y)	44.36	0.57	6.38		—	6.95	(0.49)	—	—	(0.49)	50.82	15.69	15.70	1.00	0.95	1.09		1.13	252,012	14

See accompanying notes to the financial statements.

286 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Russell2000
Year ended May 31, 2019	$78.80	$0.32	$(18.24)	$—	$(17.92)	$(0.25)	$—	$—	$(0.25)	$60.63	(22.70)%	(22.78)%	1.25%	0.95%	0.14%	0.44%	$160,681	41%
Year ended May 31, 2018(y)	56.48	0.12	22.28	—	22.40	(0.08)	—	—	(0.08)	78.80	39.66	39.78	1.37	0.95	(0.24)	0.18	263,967	15
Year ended May 31, 2017(y)	40.59	0.10	15.93	—	16.03	(0.14)	—	—	(0.14)	56.48	39.55	39.58	1.29	0.95	(0.14)	0.21	158,157	62
Year ended May 31, 2016(y)	48.22	0.10	(7.63)	—	(7.53)	(0.10)	—	—	(0.10)	40.59	(15.63)	(15.51)	1.18	0.95	0.02	0.25	166,404	37
Year ended May 31, 2015(y)	40.24	0.06	7.98 (i)	—	8.04	(0.06)	—	—	(0.06)	48.22	20.00	19.79	1.09	0.95	0.01	0.14	207,359	179
Ultra S&P500®
Year ended May 31, 2019	110.39	0.99	0.14 (i)	—	1.13	(0.76)	—	—	(0.76)	110.76	1.04	1.00	0.90	0.90	0.87	0.87	2,215,265	5
Year ended May 31, 2018	88.61	0.74	21.53	—	22.27	(0.49)	—	—	(0.49)	110.39	25.17	25.13	0.90	0.90	0.72	0.72	2,340,284	3
Year ended May 31, 2017	66.35	0.48	22.11	—	22.59	(0.33)	—	—	(0.33)	88.61	34.15	34.37	0.90	0.90	0.63	0.63	1,860,832	4
Year ended May 31, 2016	67.38	0.58	(1.20)	—	(0.62)	(0.41)	—	—	(0.41)	66.35	(0.89)	(1.02)	0.90	0.90	0.94	0.94	1,499,470	7
Year ended May 31, 2015(n)	55.70	0.53	11.47	—	12.00	(0.32)	—	—	(0.32)	67.38	21.58	21.64	0.89	0.89	0.86	0.86	1,923,779	31
Ultra Semiconductors
Year ended May 31, 2019	49.14	0.42	(16.47)	—	(16.05)	(0.31)	—	—	(0.31)	32.78	(32.72)	(32.67)	1.13	0.95	0.84	1.02	38,511	38
Year ended May 31, 2018(bb)	30.00	0.26	19.03	—	19.29	(0.15)	—	—	(0.15)	49.14	64.38	64.91	1.09	0.95	0.51	0.65	79,845	18
Year ended May 31, 2017(w)(bb)	14.64	0.14	15.33	—	15.47	(0.11)	—	—	(0.11)	30.00	106.03	105.09	1.25	0.95	0.36	0.66	45,003	24
Year ended May 31, 2016(w)(bb)	17.21	0.10	(2.60)	—	(2.50)	(0.07)	—	—	(0.07)	14.64	(14.53)	(14.28)	1.47	0.95	0.23	0.75	24,150	54
Year ended May 31, 2015(w)(bb)	10.81	0.09	6.45	—	6.54	(0.14)	—	—	(0.14)	17.21	60.68	61.09	1.26	0.95	0.35	0.67	38,713	50

See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 287

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra SmallCap600
Year ended May 31, 2019	$113.63	$0.45		$(29.28)	$—	$(28.83)	$(0.26)	$—	$—	$(0.26)	$84.54	(25.36)%	(25.80)%	1.35%	0.95%	0.02%	0.42%	$23,249	18%
Year ended May 31, 2018	79.08	0.07		34.48	—	34.55	—	—	—	—	113.63	43.68	44.31	1.53	0.95	(0.50)	0.08	28,407	17
Year ended May 31, 2017	57.71	(0.02)		21.45	—	21.43	(0.06)	—	—	(0.06)	79.08	37.12	37.54	1.48	0.95	(0.55)	(0.02)	23,724	20
Year ended May 31, 2016	60.00	0.07		(2.31)	—	(2.24)	(0.05)	—	—	(0.05)	57.71	(3.71)	(4.16)	1.81	0.95	(0.72)	0.13	18,756	26
Year ended May 31, 2015(n)	50.67	0.03		9.30	—	9.33	—	—	—	—	60.00	18.40	18.93	1.44	0.95	(0.44)	0.05	20,999	17
Ultra Technology
Year ended May 31, 2019	105.24	0.26		(3.37)	—	(3.11)	(0.29)	—	—	(0.29)	101.84	(2.92)	(3.09)	0.99	0.95	0.21	0.25	300,442	14
Year ended May 31, 2018(y)	69.52	0.14		35.69	—	35.83	(0.11)	—	—	(0.11)	105.24	51.57	51.56	1.00	0.95	0.12	0.17	342,018	5
Year ended May 31, 2017(y)	39.42	—	(h)	30.15	—	30.15	(0.05)	—	—	(0.05)	69.52	76.56	76.97	1.04	0.95	(0.08)	0.01	229,402	16
Year ended May 31, 2016(y)	41.68	0.10		(2.27)	—	(2.17)	(0.09)	—	—	(0.09)	39.42	(5.23)	(5.31)	1.08	0.95	0.12	0.25	102,485	8
Year ended May 31, 2015(n)(y)	31.03	0.07		10.67	—	10.74	(0.09)	—	—	(0.09)	41.68	34.66	34.51	1.04	0.95	0.10	0.19	166,731	14
Ultra Telecommunications
Year ended May 31, 2019	35.66	0.66		0.91	—	1.57	(0.70)	—	—	(0.70)	36.53	4.67	(0.19)	7.94	0.95	(5.29)	1.70	913	221
Year ended May 31, 2018	52.69	0.52		(16.91)	—	(16.39)	(0.64)	—	—	(0.64)	35.66	(31.38)	(27.70)	3.82	0.95	(1.70)	1.16	2,674	106
Year ended May 31, 2017(w)	50.10	0.48		2.65 (i)	—	3.13	(0.54)	—	—	(0.54)	52.69	6.29	7.03	2.35	0.95	(0.53)	0.86	5,269	157
Year ended May 31, 2016(w)	46.36	0.34		3.94	—	4.28	(0.40)	—	(0.14)	(0.54)	50.10	9.40	9.32	3.51	0.95	(1.77)	0.79	5,010	30
Year ended May 31, 2015(w)	46.28	0.57		(0.01)	—	0.56	(0.48)	—	—	(0.48)	46.36	1.19	4.28	2.78	0.95	(0.60)	1.23	6,954	158

See accompanying notes to the financial statements.

288 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Utilities
Year ended May 31, 2019	$44.68	$0.94	$11.97		$—	$12.91	$(0.81)	$—	$—	$(0.81)	$56.78	29.38%	29.52%	1.65%	0.95%	1.14%	1.85%	$17,035	5%
Year ended May 31, 2018	47.88	0.85	(3.33)		—	(2.48)	(0.72)	—	—	(0.72)	44.68	(5.22)	(6.99)	1.51	0.95	1.26	1.82	12,286	25
Year ended May 31, 2017(t)	39.34	0.65	8.51		—	9.16	(0.62)	—	—	(0.62)	47.88	23.56	25.81	1.65	0.95	0.89	1.58	15,562	6
Year ended May 31, 2016(t)	31.51	0.59	7.90		—	8.49	(0.66)	—	—	(0.66)	39.34	27.56	26.45	1.60	0.95	1.22	1.86	17,701	10
Year ended May 31, 2015(t)	28.96	0.63	2.62	(i)	—	3.25	(0.70)	—	—	(0.70)	31.51	11.22	12.38	1.33	0.95	1.61	1.99	33,081	7
UltraPro Communication Services Select Sector
January 15, 2019* through May 31, 2019	40.00	(0.06)	4.71		—	4.65	—	—	—	—	44.65	11.63	11.80	2.63	0.95	(2.01)	(0.33)	4,465	6
UltraPro Dow30SM
Year ended May 31, 2019	86.71	0.96	(2.98	)(i)	—	(2.02)	(0.60)	—	—	(0.60)	84.09	(2.33)	(2.46)	0.96	0.95	1.02	1.04	407,844	2
Year ended May 31, 2018(y)	57.45	0.61	28.89		—	29.50	(0.24)	—	—	(0.24)	86.71	51.32	51.32	0.96	0.95	0.71	0.72	576,616	1
Year ended May 31, 2017(y)	34.23	0.04	23.27		—	23.31	(0.09)	—	—	(0.09)	57.45	68.22	68.49	1.02	0.95	0.02	0.09	166,606	3
Year ended May 31, 2016(y)	36.49	0.31	(2.44	)(i)	—	(2.13)	(0.13)	—	—	(0.13)	34.23	(5.83)	(6.04)	1.03	0.95	0.92	1.00	140,323	5
Year ended May 31, 2015(n)(y)	29.13	0.20	7.29		—	7.49	(0.13)	—	—	(0.13)	36.49	25.77	25.92	1.03	0.95	0.53	0.61	109,474	24

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 289

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Financial Select Sector
Year ended May 31, 2019	$90.59	$0.86	$(19.60)		$—	$(18.74)	$(0.62)	$—	$—	$(0.62)	$71.23	(20.68)%	(20.76)%	1.23%	0.95%	0.75%	1.03%	$24,931	21%
Year ended May 31, 2018	61.67	0.54	28.62		—	29.16	(0.24)	—	—	(0.24)	90.59	47.25	47.80	1.20	0.95	0.32	0.57	56,619	18
Year ended May 31, 2017(w)	36.90	0.11	24.69		—	24.80	(0.03)	—	—	(0.03)	61.67	67.21	66.20	1.75	0.95	(0.60)	0.19	21,586	30
Year ended May 31, 2016(w)	43.43	0.21	(6.62)		—	(6.41)	(0.12)	—	—	(0.12)	36.90	(14.79)	(14.88)	2.33	0.95	(0.83)	0.55	9,226	116
Year ended May 31, 2015(w)	32.37	0.14	11.07		—	11.21	(0.15)	—	—	(0.15)	43.43	34.67	35.99	2.01	0.95	(0.68)	0.38	13,030	18
UltraPro MidCap400
Year ended May 31, 2019	119.18	0.61	(32.40)		—	(31.79)	(0.31)	—	—	(0.31)	87.08	(26.64)	(28.43)	1.32	0.95	0.19	0.56	19,593	41
Year ended May 31, 2018	86.45	0.14	32.59		—	32.73	—	—	—	—	119.18	37.87	41.22	1.28	0.95	(0.19)	0.14	35,754	16
Year ended May 31, 2017	58.19	(0.12)	28.39		—	28.27	(0.01)	—	—	(0.01)	86.45	48.57	48.78	1.26	0.95	(0.47)	(0.16)	36,739	61
Year ended May 31, 2016	65.87	0.08	(7.73)		—	(7.65)	(0.03)	—	—	(0.03)	58.19	(11.61)	(11.44)	1.41	0.95	(0.31)	0.14	27,641	59
Year ended May 31, 2015(n)	49.74	0.06	16.13		—	16.19	(0.06)	—	—	(0.06)	65.87	32.55	32.42	1.16	0.95	(0.10)	0.11	49,403	17
UltraPro Nasdaq Biotechnology
Year ended May 31, 2019	32.22	(0.09)	(11.98)		—	(12.07)	—	—	—	—	20.15	(37.47)	(37.28)	1.36	0.95	(0.70)	(0.29)	25,183	32
Year ended May 31, 2018	25.30	(0.13)	7.05		—	6.92	—	—	—	—	32.22	27.33	27.13	1.27	0.95	(0.71)	(0.39)	37,049	51
Year ended May 31, 2017	27.95	(0.12)	(2.53	)(i)	—	(2.65)	—	—	—	—	25.30	(9.48)	(9.86)	1.32	0.95	(0.83)	(0.46)	34,158	45
June 22, 2015* through May 31, 2016(q)	100.00	(0.22)	(71.83)		—	(72.05)	—	—	—	—	27.95	(72.05)	(71.91)	1.36	0.95	(1.02)	(0.61)	43,326	128

*  Commencement of investment operations.

See accompanying notes to the financial statements.

290 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro QQQ
Year ended May 31, 2019	$55.76	$0.14	$(5.65)		$—	$(5.51)	$(0.06)	$—	$—	$(0.06)	$50.19	(9.85)%	(10.01)%	0.98%	0.95%	0.22%	0.25%	$3,189,760	15%
Year ended May 31, 2018(bb)	35.37	(0.06)	20.45		—	20.39	—	—	—	—	55.76	57.64	57.84	0.98	0.95	(0.15)	(0.12)	3,448,958	2
Year ended May 31, 2017(w)(bb)	17.46	(0.08)	17.99		—	17.91	—	—	—	—	35.37	102.57	103.31	1.00	0.95	(0.41)	(0.36)	1,772,188	16
Year ended May 31, 2016(w)(bb)	19.17	(0.01)	(1.70	)(i)	—	(1.71)	—	—	—	—	17.46	(8.92)	(9.27)	1.01	0.95	(0.13)	(0.07)	1,152,489	35
Year ended May 31, 2015(w)(bb)	11.40	(0.02)	7.80		—	7.78	(0.01)	—	—	(0.01)	19.17	68.23	68.63	1.01	0.95	(0.20)	(0.14)	1,035,208	9
UltraPro Russell2000
Year ended May 31, 2019	95.44	0.29	(34.72)		—	(34.43)	(0.17)	—	—	(0.17)	60.84	(36.03)	(36.02)	1.56	0.95	(0.26)	0.35	76,056	24
Year ended May 31, 2018(y)	59.65	— (h)	35.79		—	35.79	—	—	—	—	95.44	59.98	60.17	1.53	0.95	(0.58)	— (j)	152,699	14
Year ended May 31, 2017(y)	37.53	(0.12)	22.26		—	22.14	(0.02)	—	—	(0.02)	59.65	59.00	59.15	1.58	0.95	(0.86)	(0.23)	113,344	24
Year ended May 31, 2016(y)	51.11	(0.08)	(13.50)		—	(13.58)	—	—	—	—	37.53	(26.57)	(26.51)	1.47	0.95	(0.73)	(0.20)	93,820	138
Year ended May 31, 2015(y)	40.07	(0.04)	11.08		—	11.04	—	—	—	—	51.11	27.55	27.25	1.24	0.95	(0.37)	(0.08)	107,327	38
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 291

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro S&P500®
Year ended May 31, 2019	$46.32	$0.42	$(1.72	)(i)	$—	$(1.30)	$(0.28)	$—	$—	$(0.28)	$44.74	(2.77)%	(2.89)%	0.92%	0.92%	0.87%	0.87%	$1,105,011	15%
Year ended May 31, 2018(bb)	34.13	0.18	12.04		—	12.22	(0.03)	—	—	(0.03)	46.32	35.82	35.93	0.92	0.92	0.43	0.43	1,445,225	3
Year ended May 31, 2017(bb)	22.31	(0.06)	11.91		—	11.85	(0.03)	—	—	(0.03)	34.13	53.16	53.44	0.95	0.95	(0.21)	(0.21)	880,462	93
Year ended May 31, 2016(bb)	23.62	0.12	(1.38	)(i)	—	(1.26)	(0.05)	—	—	(0.05)	22.31	(5.30)	(5.47)	0.95	0.95	0.57	0.57	689,508	18
Year ended May 31, 2015(n)(bb)	18.06	0.10	5.53		—	5.63	(0.07)	—	—	(0.07)	23.62	31.19	31.31	0.95	0.95	0.46	0.46	800,588	6
UltraPro Short 20+ Year Treasury
Year ended May 31, 2019	26.61	0.24	(6.95)		—	(6.71)	(0.18)	—	—	(0.18)	19.72	(25.37)	(27.02)	1.00	0.95	0.82	0.87	36,975	—
Year ended May 31, 2018	27.43	0.04	(0.86)		—	(0.82)	—	—	—	—	26.61	(3.02)	(1.89)	0.98	0.95	0.13	0.16	95,117	—
Year ended May 31, 2017	27.99	(0.16)	(0.40	)(i)	—	(0.56)	—	—	—	—	27.43	(1.99)	(2.05)	0.99	0.95	(0.63)	(0.59)	84,359	—
Year ended May 31, 2016	40.84	(0.30)	(12.55)		—	(12.85)	—	—	—	—	27.99	(31.46)	(32.21)	1.03	0.95	(0.92)	(0.85)	74,874	—
Year ended May 31, 2015	62.98	(0.45)	(21.69)		—	(22.14)	—	—	—	—	40.84	(35.15)	(34.35)	1.02	0.95	(1.01)	(0.94)	105,155	—
UltraPro Short Communication Services Select Sector
January 15, 2019* through May 31, 2019	40.00	0.09	(7.35)		—	(7.26)	(0.03)	—	—	(0.03)	32.71	(18.15)	(18.39)	3.23	0.95	(1.59)	0.69	3,271	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

292 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Dow30SM
Year ended May 31, 2019(dd)	$74.05	$1.11	$(12.67)		$—	$(11.56)	$(0.99)	$—	$—	$(0.99)	$61.50	(15.73)%	(15.64)%	0.98%	0.95%	1.77%	1.81%	$254,249	—%
Year ended May 31, 2018(dd)	131.71	0.63	(58.09)		—	(57.46)	(0.20)	—	—	(0.20)	74.05	(43.63)	(43.65)	1.00	0.95	0.65	0.70	177,459	—
Year ended May 31, 2017(v)(dd)	243.51	(0.75)	(111.05)		—	(111.80)	—	—	—	—	131.71	(45.92)	(46.03)	0.97	0.95	(0.45)	(0.43)	202,052	—
Year ended May 31, 2016(v)(dd)	296.62	(2.34)	(50.77)		—	(53.11)	—	—	—	—	243.51	(17.91)	(17.71)	1.01	0.95	(0.85)	(0.80)	188,719	—
Year ended May 31, 2015(v)(dd)	432.51	(3.18)	(132.71)		—	(135.89)	—	—	—	—	296.62	(31.42)	(31.53)	1.04	0.95	(0.98)	(0.90)	142,744	—
UltraPro Short Financial Select Sector
Year ended May 31, 2019	8.02	0.08	(0.35)		—	(0.27)	(0.05)	—	—	(0.05)	7.70	(3.47)	(2.86)	6.59	0.95	(4.63)	1.01	1,491	—
Year ended May 31, 2018	15.38	0.02	(7.38)		—	(7.36)	—	—	—	—	8.02	(47.87)	(48.51)	6.01	0.95	(4.85)	0.21	751	—
Year ended May 31, 2017(u)	33.45	(0.13)	(17.94)		—	(18.07)	—	—	—	—	15.38	(54.02)	(53.80)	4.99	0.95	(4.67)	(0.63)	2,210	—
Year ended May 31, 2016(u)	41.86	(0.36)	(8.05	)(i)	—	(8.41)	—	—	—	—	33.45	(20.09)	(22.76)	3.19	0.95	(3.12)	(0.88)	2,300	—
Year ended May 31, 2015(u)	67.08	(0.48)	(24.74)		—	(25.22)	—	—	—	—	41.86	(37.60)	(35.05)	3.14	0.95	(3.13)	(0.94)	3,924	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 293

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short MidCap400
Year ended May 31, 2019	$9.01	$0.10	$0.79	(i)	$—	$0.89	$(0.04)	$—	$—	$(0.04)	$9.86	9.82%	12.55%	4.18%	0.95%	(2.18)%	1.04%	$2,650	—%
Year ended May 31, 2018	14.44	— (h)	(5.43)		—	(5.43)	—	—	—	—	9.01	(37.57)	(37.90)	3.42	0.95	(2.44)	0.03	1,971	—
Year ended May 31, 2017	25.49	(0.10)	(10.95)		—	(11.05)	—	—	—	—	14.44	(43.36)	(44.34)	2.77	0.95	(2.40)	(0.58)	3,157	—
Year ended May 31, 2016	30.22	(0.27)	(4.46)		—	(4.73)	—	—	—	—	25.49	(15.66)	(15.56)	2.73	0.95	(2.60)	(0.82)	4,299	—
Year ended May 31, 2015	47.43	(0.36)	(16.85)		—	(17.21)	—	—	—	—	30.22	(36.29)	(36.47)	2.19	0.95	(2.17)	(0.93)	5,097	—
UltraPro Short Nasdaq Biotechnology
Year ended May 31, 2019	19.06	0.06	(1.34	)(i)	—	(1.28)	(0.02)	—	—	(0.02)	17.76	(6.74)	(6.72)	2.62	0.95	(1.31)	0.36	5,326	—
Year ended May 31, 2018(aa)	35.47	(0.08)	(16.33)		—	(16.41)	—	—	—	—	19.06	(46.25)	(46.81)	2.08	0.95	(1.46)	(0.33)	3,812	—
Year ended May 31, 2017(aa)	53.49	(0.32)	(17.70)		—	(18.02)	—	—	—	—	35.47	(33.68)	(33.11)	1.77	0.95	(1.59)	(0.77)	7,094	—
June 22, 2015* through May 31, 2016	40.00	(0.46)	13.95		—	13.49	—	—	—	—	53.49	33.72	33.65	1.54	0.95	(1.46)	(0.87)	5,349	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

294 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short QQQ
Year ended May 31, 2019(dd)	$59.94	$1.00	$(15.50)	$—	$(14.50)	$(0.96)	$—	$—	$(0.96)	$44.48	(24.46)%	(24.35)%	1.00%	0.95%	2.06%	2.11%	$1,130,668	—%
Year ended May 31, 2018(dd)	121.43	0.78	(62.01)	—	(61.23)	(0.26)	—	—	(0.26)	59.94	(50.46)	(50.55)	1.01	0.95	0.84	0.89	584,899	—
Year ended May 31, 2017(v)(dd)	280.42	(0.83)	(158.16)	—	(158.99)	—	—	—	—	121.43	(56.70)	(56.83)	1.01	0.95	(0.49)	(0.43)	495,886	—
Year ended May 31, 2016(v)(dd)	372.07	(2.73)	(88.92)	—	(91.65)	—	—	—	—	280.42	(24.63)	(24.37)	1.03	0.95	(0.89)	(0.82)	546,807	—
Year ended May 31, 2015(v)(dd)	757.57	(4.66)	(380.84)	—	(385.50)	—	—	—	—	372.07	(50.89)	(50.98)	1.05	0.95	(1.02)	(0.91)	345,302	—
UltraPro Short Russell2000
Year ended May 31, 2019	25.14	0.35	3.77	—	4.12	(0.31)	—	—	(0.31)	28.95	16.43	16.48	1.11	0.95	1.21	1.36	81,442	—
Year ended May 31, 2018	48.17	0.16	(23.12)	—	(22.96)	(0.07)	—	—	(0.07)	25.14	(47.68)	(47.68)	1.09	0.95	0.30	0.44	69,478	—
Year ended May 31, 2017(v)	97.53	(0.23)	(49.13)	—	(49.36)	—	—	—	—	48.17	(50.61)	(50.78)	1.06	0.95	(0.49)	(0.38)	111,425	—
Year ended May 31, 2016(v)	103.55	(0.93)	(5.09)	—	(6.02)	—	—	—	—	97.53	(5.80)	(5.70)	1.12	0.95	(0.97)	(0.81)	85,453	—
Year ended May 31, 2015(v)	167.81	(1.20)	(63.06)	—	(64.26)	—	—	—	—	103.55	(38.30)	(38.05)	1.12	0.95	(1.08)	(0.91)	76,486	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 295

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short S&P500®
Year ended May 31, 2019	$40.87	$0.65	$(6.68)		$—		$(6.03)	$(0.63)	$—	$—	$(0.63)	$34.21	(14.89)%	(14.86)%	0.91%	0.91%	1.84%	1.84%	$610,645	—%
Year ended May 31, 2018(z)	63.81	0.37	(23.16)		—		(22.79)	(0.15)	—	—	(0.15)	40.87	(35.72)	(35.76)	0.91	0.91	0.75	0.75	463,787	—
Year ended May 31, 2017(z)	107.58	(0.34)	(43.43)		—		(43.77)	—	—	—	—	63.81	(40.70)	(40.88)	0.90	0.90	(0.41)	(0.41)	697,964	—
Year ended May 31, 2016(z)	133.42	(0.99)	(24.85)		—		(25.84)	—	—	—	—	107.58	(19.37)	(19.05)	0.91	0.91	(0.76)	(0.76)	820,483	—
Year ended May 31, 2015(z)	202.61	(1.44)	(67.75)		—		(69.19)	—	—	—	—	133.42	(34.15)	(34.27)	0.93	0.93	(0.88)	(0.88)	517,208	—
UltraShort 7-10 Year Treasury
Year ended May 31, 2019	22.73	0.26	(2.79)		—		(2.53)	(0.21)	—	—	(0.21)	19.99	(11.21)	(11.83)	0.97	0.95	1.12	1.14	66,966	—
Year ended May 31, 2018	21.23	0.04	1.46		—		1.50	—	—	—	—	22.73	7.03	7.53	0.95	0.95	0.19	0.19	142,045	—
Year ended May 31, 2017	21.20	(0.12)	0.15		—		0.03	—	—	—	—	21.23	0.14	0.09	0.97	0.95	(0.57)	(0.55)	125,279	—
Year ended May 31, 2016	23.68	(0.18)	(2.30)		—		(2.48)	—	—	—	—	21.20	(10.44)	(10.65)	0.98	0.95	(0.83)	(0.80)	155,850	—
Year ended May 31, 2015	26.89	(0.23)	(2.98)		—	(h)	(3.21)	—	—	—	—	23.68	(11.94)	(11.87)	0.98	0.95	(0.93)	(0.90)	250,964	—
UltraShort 20+ Year Treasury
Year ended May 31, 2019	36.01	0.45	(6.34)		—		(5.89)	(0.43)	—	—	(0.43)	29.69	(16.54)	(17.80)	0.90	0.90	1.22	1.22	886,565	—
Year ended May 31, 2018	36.35	0.13	(0.44	)(i)	—		(0.31)	(0.03)	—	—	(0.03)	36.01	(0.86)	(0.07)	0.89	0.89	0.35	0.35	1,843,935	—
Year ended May 31, 2017	36.37	(0.17)	0.15		—		(0.02)	—	—	—	—	36.35	(0.06)	(0.03)	0.90	0.90	(0.47)	(0.47)	2,053,938	—
Year ended May 31, 2016	45.92	(0.35)	(9.20)		—		(9.55)	—	—	—	—	36.37	(20.79)	(21.48)	0.93	0.93	(0.82)	(0.82)	2,116,937	—
Year ended May 31, 2015	60.47	(0.46)	(14.09)		—	(h)	(14.55)	—	—	—	—	45.92	(24.07)	(23.43)	0.93	0.93	(0.89)	(0.89)	3,016,996	—

See accompanying notes to the financial statements.

296 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Basic Materials
Year ended May 31, 2019	$26.50	$0.15	$6.27	$—	$6.42	$(0.06)	$—	$—	$(0.06)	$32.86	24.22%	25.02%	2.15%	0.95%	(0.68)%	0.51%	$5,598	—%
Year ended May 31, 2018(aa)	36.80	(0.03)	(10.27)	—	(10.30)	—	—	—	—	26.50	(27.99)	(29.37)	2.01	0.95	(1.16)	(0.10)	4,515	—
Year ended May 31, 2017(aa)	53.94	(0.30)	(16.84)	—	(17.14)	—	—	—	—	36.80	(31.77)	(30.96)	1.70	0.95	(1.43)	(0.68)	8,114	—
Year ended May 31, 2016(aa)	54.50	(0.58)	0.02 (i)	—	(0.56)	—	—	—	—	53.94	(1.02)	0.22	1.43	0.95	(1.34)	(0.85)	14,589	—
Year ended May 31, 2015(aa)	58.91	(0.52)	(3.89)	—	(4.41)	—	—	—	—	54.50	(7.49)	(8.56)	1.61	0.95	(1.56)	(0.90)	12,015	—
UltraShort Communication Services Select Sector
January 15, 2019* through May 31, 2019	40.00	0.20	(4.69)	—	(4.49)	(0.09)	—	—	(0.09)	35.42	(11.23)	(11.39)	3.08	0.95	(0.64)	1.50	3,542	—
UltraShort Consumer Goods
Year ended May 31, 2019	16.41	0.17	(1.23)	—	(1.06)	(0.13)	—	—	(0.13)	15.22	(6.43)	(6.18)	3.75	0.95	(1.70)	1.10	3,234	—
Year ended May 31, 2018	15.20	0.04	1.17	—	1.21	—	—	—	—	16.41	7.94	7.99	3.75	0.95	(2.53)	0.27	2,665	—
Year ended May 31, 2017	19.66	(0.10)	(4.36)	—	(4.46)	—	—	—	—	15.20	(22.68)	(22.90)	3.67	0.95	(3.30)	(0.58)	1,709	—
Year ended May 31, 2016	24.90	(0.19)	(5.05)	—	(5.24)	—	—	—	—	19.66	(21.05)	(20.77)	4.88	0.95	(4.77)	(0.84)	2,211	—
Year ended May 31, 2015	31.56	(0.26)	(6.40)	—	(6.66)	—	—	—	—	24.90	(21.11)	(21.41)	4.05	0.95	(4.04)	(0.94)	4,045	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 297

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Consumer Services
Year ended May 31, 2019	$21.57	$0.29	$(4.93)	$—	$(4.64)	$(0.24)	$—	$—	$(0.24)	$16.69	(21.58)%	(21.30)%	7.14%	0.95%	(4.63)%	1.57%	$623	—%
Year ended May 31, 2018	28.51	0.08	(7.00)	—	(6.92)	(0.02)	—	—	(0.02)	21.57	(24.27)	(28.36)	4.82	0.95	(3.55)	0.32	1,344	—
Year ended May 31, 2017	40.31	(0.18)	(11.62)	—	(11.80)	—	—	—	—	28.51	(29.29)	(26.49)	4.24	0.95	(3.81)	(0.52)	1,776	—
Year ended May 31, 2016	46.04	(0.35)	(5.38)	—	(5.73)	—	—	—	—	40.31	(12.43)	(10.02)	3.56	0.95	(3.40)	(0.79)	2,512	—
Year ended May 31, 2015(m)	69.80	(0.53)	(23.23)	—	(23.76)	—	—	—	—	46.04	(34.04)	(35.32)	2.41	0.95	(2.37)	(0.91)	4,027	—
UltraShort Dow30SM
Year ended May 31, 2019	34.05	0.50	(3.35)	—	(2.85)	(0.45)	—	—	(0.45)	30.75	(8.44)	(8.45)	1.01	0.95	1.59	1.64	143,100	—
Year ended May 31, 2018(z)	49.19	0.25	(15.29)	—	(15.04)	(0.10)	—	—	(0.10)	34.05	(30.57)	(30.61)	0.99	0.95	0.59	0.63	143,173	—
Year ended May 31, 2017(z)	73.49	(0.27)	(24.03)	—	(24.30)	—	—	—	—	49.19	(33.07)	(33.08)	0.98	0.95	(0.50)	(0.46)	229,012	—
Year ended May 31, 2016(z)	81.74	(0.69)	(7.56)	—	(8.25)	—	—	—	—	73.49	(10.10)	(10.08)	0.99	0.95	(0.87)	(0.83)	216,310	—
Year ended May 31, 2015(z)	103.91	(0.83)	(21.34)	—	(22.17)	—	—	—	—	81.74	(21.33)	(21.29)	1.01	0.95	(0.97)	(0.90)	226,294	—
UltraShort Financials
Year ended May 31, 2019	20.55	0.11	(1.64)	—	(1.53)	(0.05)	—	—	(0.05)	18.97	(7.44)	(7.38)	1.20	0.95	0.32	0.57	27,413	—
Year ended May 31, 2018	29.03	— (h)	(8.48)	—	(8.48)	—	—	—	—	20.55	(29.21)	(29.41)	1.13	0.95	(0.16)	0.02	27,635	—
Year ended May 31, 2017	42.76	(0.17)	(13.56)	—	(13.73)	—	—	—	—	29.03	(32.12)	(31.82)	1.10	0.95	(0.64)	(0.49)	49,924	—
Year ended May 31, 2016	48.25	(0.40)	(5.09)	—	(5.49)	—	—	—	—	42.76	(11.38)	(11.55)	1.10	0.95	(0.97)	(0.82)	55,371	—
Year ended May 31, 2015(k)	65.00	(0.50)	(16.25)	—	(16.75)	—	—	—	—	48.25	(25.76)	(25.83)	1.13	0.95	(1.08)	(0.90)	56,449	—

See accompanying notes to the financial statements.

298 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort FTSE China 50
Year ended May 31, 2019	$61.78	$0.63	$7.39		$—		$8.02	$(0.26)	$—	$—	$(0.26)	$69.54	13.02%	12.97%	1.20%	0.95%	0.68%	0.93%	$38,384	—%
Year ended May 31, 2018(z)	99.51	0.03	(37.76)		—		(37.73)	—	—	—	—	61.78	(37.91)	(38.02)	1.20	0.95	(0.21)	0.04	27,923	—
Year ended May 31, 2017(z)	165.98	(0.71)	(65.76)		—		(66.47)	—	—	—	—	99.51	(40.05)	(40.27)	1.15	0.95	(0.77)	(0.57)	43,798	—
Year ended May 31, 2016(z)	112.87	(1.40)	54.51		—		53.11	—	—	—	—	165.98	47.05	47.77	1.13	0.95	(1.01)	(0.83)	62,681	—
Year ended May 31, 2015(z)	248.62	(1.61)	(134.14)		—	(h)	(135.75)	—	—	—	—	112.87	(54.60)	(54.61)	1.18	0.95	(1.13)	(0.90)	46,855	—
UltraShort FTSE Europe
Year ended May 31, 2019	31.32	0.27	2.98		—		3.25	(0.14)	—	—	(0.14)	34.43	10.37	10.13	1.31	0.95	0.43	0.79	16,770	—
Year ended May 31, 2018	36.36	0.04	(5.08)		—		(5.04)	—	—	—	—	31.32	(13.87)	(13.74)	1.17	0.95	(0.11)	0.11	18,386	—
Year ended May 31, 2017	55.55	(0.30)	(18.89)		—		(19.19)	—	—	—	—	36.36	(34.56)	(34.56)	1.09	0.95	(0.74)	(0.60)	32,254	—
Year ended May 31, 2016	51.12	(0.49)	4.92	(i)	—		4.43	—	—	—	—	55.55	8.67	8.63	1.13	0.95	(1.02)	(0.84)	42,337	—
Year ended May 31, 2015	52.38	(0.53)	(0.73)		—	(h)	(1.26)	—	—	—	—	51.12	(2.40)	(2.33)	1.21	0.95	(1.18)	(0.92)	26,178	—
UltraShort Gold Miners
Year ended May 31, 2019	14.39	0.01	(1.23)		—		(1.22)	—	—	—	—	13.17	(8.47)	(8.97)	3.22	0.95	(2.22)	0.05	3,455	—
Year ended May 31, 2018	15.93	(0.01)	(1.53)		—		(1.54)	—	—	—	—	14.39	(9.69)	(9.62)	2.81	0.95	(1.95)	(0.08)	2,337	—
Year ended May 31, 2017(s)	27.14	(0.11)	(11.10	)(i)	—		(11.21)	—	—	—	—	15.93	(41.32)	(40.81)	2.77	0.95	(2.46)	(0.64)	2,587	—
Year ended May 31, 2016(s)	83.94	(0.56)	(56.24)		—		(56.80)	—	—	—	—	27.14	(67.66)	(68.02)	3.57	0.95	(3.51)	(0.89)	3,054	—
February 12, 2015* through May 31, 2015(s)	80.00	(0.24)	4.18	(i)	—		3.94	—	—	—	—	83.94	4.93	5.05	3.61	0.95	(3.59)	(0.93)	2,099	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 299

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Health Care
Year ended May 31, 2019	$28.86	$0.31	$(4.49)	$—	$(4.18)	$(0.12)	$—	$—	$(0.12)	$24.56	(14.46)%	(13.10)%	4.94%	0.95%	(2.67)%	1.32%	$2,724	—%
Year ended May 31, 2018	37.57	0.04	(8.75)	—	(8.71)	—	—	—	—	28.86	(23.19)	(26.26)	6.35	0.95	(5.25)	0.14	1,036	—
Year ended May 31, 2017	46.71	(0.28)	(8.86)	—	(9.14)	—	—	—	—	37.57	(19.56)	(17.22)	3.49	0.95	(3.17)	(0.64)	1,349	—
Year ended May 31, 2016	48.12	(0.41)	(1.00)	—	(1.41)	—	—	—	—	46.71	(2.95)	(3.54)	3.52	0.95	(3.37)	(0.81)	2,845	—
Year ended May 31, 2015(m)	86.03	(0.56)	(37.35)	—	(37.91)	—	—	—	—	48.12	(44.07)	(44.43)	4.39	0.95	(4.33)	(0.90)	1,729	—
UltraShort Industrials
Year ended May 31, 2019	16.37	0.16	(1.58)	—	(1.42)	(0.11)	—	—	(0.11)	14.84	(8.75)	(8.49)	3.38	0.95	(1.41)	1.02	2,386	—
Year ended May 31, 2018	22.10	0.04	(5.77)	—	(5.73)	—	—	—	—	16.37	(25.93)	(26.47)	3.16	0.95	(2.00)	0.21	3,042	—
Year ended May 31, 2017	33.98	(0.15)	(11.73)	—	(11.88)	—	—	—	—	22.10	(34.95)	(34.83)	2.81	0.95	(2.41)	(0.55)	3,002	—
Year ended May 31, 2016	39.83	(0.34)	(5.51)	—	(5.85)	—	—	—	—	33.98	(14.70)	(14.24)	2.57	0.95	(2.45)	(0.83)	4,615	—
Year ended May 31, 2015	48.83	(0.40)	(8.60)	—	(9.00)	—	—	—	—	39.83	(18.43)	(19.15)	3.05	0.95	(3.00)	(0.90)	4,415	—
See accompanying notes to the financial statements.

300 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MidCap400
Year ended May 31, 2019	$17.39	$0.22	$1.48		$—	$1.70	$(0.17)	$—	$—	$(0.17)	$18.92	9.83%	11.13%	2.90%	0.95%	(0.72)%	1.23%	$2,923	—%
Year ended May 31, 2018	23.41	0.04	(6.06)		—	(6.02)	—	—	—	—	17.39	(25.73)	(26.36)	2.39	0.95	(1.23)	0.22	3,556	—
Year ended May 31, 2017	33.69	(0.17)	(10.11)		—	(10.28)	—	—	—	—	23.41	(30.51)	(30.63)	1.93	0.95	(1.57)	(0.60)	4,787	—
Year ended May 31, 2016	36.71	(0.33)	(2.69)		—	(3.02)	—	—	—	—	33.69	(8.22)	(8.20)	2.02	0.95	(1.90)	(0.83)	6,889	—
Year ended May 31, 2015	48.84	(0.40)	(11.73)		—	(12.13)	—	—	—	—	36.71	(24.85)	(24.83)	1.83	0.95	(1.80)	(0.92)	5,671	—
UltraShort MSCI Brazil Capped
Year ended May 31, 2019	53.89	0.42	(26.81)		—	(26.39)	(0.20)	—	—	(0.20)	27.30	(49.00)	(49.02)	1.14	0.95	0.96	1.15	29,616	—
Year ended May 31, 2018(cc)	68.24	0.06	(14.41)		—	(14.35)	—	—	—	—	53.89	(21.04)	(21.01)	1.18	0.95	(0.11)	0.12	30,170	—
Year ended May 31, 2017(cc)	200.11	(0.46)	(131.41)		—	(131.87)	—	—	—	—	68.24	(65.90)	(65.93)	1.12	0.95	(0.69)	(0.52)	30,707	—
Year ended May 31, 2016(o)(cc)	229.92	(2.24)	(27.57	)(i)	—	(29.81)	—	—	—	—	200.11	(12.97)	(12.86)	1.20	0.95	(1.10)	(0.85)	61,031	—
Year ended May 31, 2015(o)(cc)	170.56	(1.66)	61.01		0.01	59.36	—	—	—	—	229.92	34.81	34.68	1.35	0.95	(1.32)	(0.92)	29,885	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 301

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI EAFE
Year ended May 31, 2019	$23.15	$0.18	$2.65	$—		$2.83	$(0.09)	$—	$—	$(0.09)	$25.89	12.24%	12.11%	2.87%	0.95%	(1.23)%	0.70%	$3,557	—%
Year ended May 31, 2018	27.32	0.03	(4.20)	—		(4.17)	—	—	—	—	23.15	(15.26)	(15.09)	3.00	0.95	(1.94)	0.11	3,181	—
Year ended May 31, 2017	39.69	(0.23)	(12.14)	—		(12.37)	—	—	—	—	27.32	(31.18)	(31.29)	2.11	0.95	(1.82)	(0.66)	3,754	—
Year ended May 31, 2016	35.96	(0.36)	4.09 (i)	—		3.73	—	—	—	—	39.69	10.38	10.35	2.34	0.95	(2.25)	(0.86)	7,439	—
Year ended May 31, 2015	37.99	(0.37)	(1.66)	—	(h)	(2.03)	—	—	—	—	35.96	(5.34)	(5.32)	2.62	0.95	(2.58)	(0.92)	3,144	—
UltraShort MSCI Emerging Markets
Year ended May 31, 2019	42.20	0.47	4.21	—		4.68	(0.31)	—	—	(0.31)	46.57	11.11	11.05	1.26	0.95	0.70	1.01	19,271	—
Year ended May 31, 2018(cc)	58.06	0.10	(15.96)	—		(15.86)	—	—	—	—	42.20	(27.31)	(27.45)	1.18	0.95	(0.01)	0.22	15,352	—
Year ended May 31, 2017(cc)	103.71	(0.40)	(45.25)	—		(45.65)	—	—	—	—	58.06	(44.02)	(44.03)	1.12	0.95	(0.69)	(0.52)	32,161	—
Year ended May 31, 2016(cc)	86.13	(0.91)	18.49	—		17.58	—	—	—	—	103.71	20.41	20.42	1.06	0.95	(0.92)	(0.81)	57,450	—
Year ended May 31, 2015(cc)	92.79	(0.80)	(5.86)	—	(h)	(6.66)	—	—	—	—	86.13	(7.17)	(7.06)	1.20	0.95	(1.15)	(0.90)	36,514	—

See accompanying notes to the financial statements.

302 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI Japan
Year ended May 31, 2019	$26.01	$0.02	$5.51	$—	$5.53	$(0.01)	$—	$—	$(0.01)	$31.53	21.26%	21.50%	2.01%	0.95%	(1.00)%	0.06%	$7,091	—%
Year ended May 31, 2018	34.57	(0.04)	(8.52)	—	(8.56)	—	—	—	—	26.01	(24.78)	(25.42)	1.66	0.95	(0.84)	(0.13)	5,199	—
Year ended May 31, 2017	48.16	(0.27)	(13.32)	—	(13.59)	—	—	—	—	34.57	(28.22)	(27.90)	1.48	0.95	(1.18)	(0.66)	10,369	—
Year ended May 31, 2016	46.92	(0.42)	1.66 (i)	—	1.24	—	—	—	—	48.16	2.64	2.36	1.48	0.95	(1.35)	(0.83)	18,055	—
Year ended May 31, 2015	66.57	(0.55)	(19.11)	0.01	(19.65)	—	—	—	—	46.92	(29.51)	(29.61)	1.76	0.95	(1.74)	(0.93)	9,380	—
UltraShort Nasdaq Biotechnology
Year ended May 31, 2019	20.12	0.23	0.35	—	0.58	(0.15)	—	—	(0.15)	20.55	2.95	3.15	1.21	0.95	1.03	1.28	26,408	—
Year ended May 31, 2018	29.03	0.02	(8.93)	—	(8.91)	—	—	—	—	20.12	(30.69)	(30.75)	1.12	0.95	(0.06)	0.10	31,888	—
Year ended May 31, 2017	36.12	(0.17)	(6.92)	—	(7.09)	—	—	—	—	29.03	(19.64)	(19.61)	1.11	0.95	(0.70)	(0.54)	54,714	—
Year ended May 31, 2016	29.71	(0.29)	6.70	—	6.41	—	—	—	—	36.12	21.55	21.26	1.08	0.95	(0.97)	(0.84)	68,082	—
Year ended May 31, 2015(l)	82.28	(0.41)	(52.16)	—	(52.57)	—	—	—	—	29.71	(63.89)	(63.81)	1.15	0.95	(1.12)	(0.92)	112,465	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 303

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Oil & Gas
Year ended May 31, 2019	$31.03	$0.26	$14.97	$—	$15.23	$(0.19)	$—	$—	$(0.19)	$46.07	49.15%	49.61%	1.31%	0.95%	0.37%	0.74%	$19,218	—%
Year ended May 31, 2018	48.40	0.03	(17.40)	—	(17.37)	—	—	—	—	31.03	(35.89)	(35.92)	1.18	0.95	(0.15)	0.08	23,801	—
Year ended May 31, 2017	51.67	(0.23)	(3.04)	—	(3.27)	—	—	—	—	48.40	(6.33)	(6.41)	1.11	0.95	(0.68)	(0.52)	34,708	—
Year ended May 31, 2016	50.95	(0.50)	1.22 (i)	—	0.72	—	—	—	—	51.67	1.41	1.49	1.12	0.95	(0.96)	(0.79)	55,135	—
Year ended May 31, 2015	41.23	(0.43)	10.15	—	9.72	—	—	—	—	50.95	23.57	23.60	1.14	0.95	(1.10)	(0.91)	44,177	—
UltraShort QQQ
Year ended May 31, 2019	42.90	0.75	(6.28)	—	(5.53)	(0.69)	—	—	(0.69)	36.68	(13.01)	(12.94)	1.03	0.95	1.88	1.95	355,626	—
Year ended May 31, 2018(z)	66.84	0.36	(24.17)	—	(23.81)	(0.13)	—	—	(0.13)	42.90	(35.64)	(35.63)	1.02	0.95	0.59	0.66	257,160	—
Year ended May 31, 2017(z)	115.58	(0.44)	(48.30)	—	(48.74)	—	—	—	—	66.84	(42.17)	(42.27)	1.03	0.95	(0.56)	(0.48)	281,358	—
Year ended May 31, 2016(z)	134.54	(1.07)	(17.89)	—	(18.96)	—	—	—	—	115.58	(14.09)	(14.04)	1.03	0.95	(0.91)	(0.83)	389,736	—
Year ended May 31, 2015(z)	212.73	(1.49)	(76.70)	—	(78.19)	—	—	—	—	134.54	(36.75)	(36.82)	1.04	0.95	(1.00)	(0.90)	337,622	—

See accompanying notes to the financial statements.

304 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Real Estate
Year ended May 31, 2019	$30.41	$0.33	$(7.87)	$—	$(7.54)	$(0.22)	$—	$—	$(0.22)	$22.65	(24.94)%	(24.88)%	1.32%	0.95%	0.88%	1.25%	$21,421	—%
Year ended May 31, 2018	32.86	0.05	(2.50)	—	(2.45)	—	—	—	—	30.41	(7.45)	(7.63)	1.18	0.95	(0.07)	0.16	21,160	—
Year ended May 31, 2017	38.46	(0.19)	(5.41)	—	(5.60)	—	—	—	—	32.86	(14.57)	(14.50)	1.19	0.95	(0.78)	(0.53)	34,364	—
Year ended May 31, 2016	50.39	(0.38)	(11.55)	—	(11.93)	—	—	—	—	38.46	(23.67)	(23.68)	1.24	0.95	(1.09)	(0.80)	38,299	—
Year ended May 31, 2015(m)	64.01	(0.49)	(13.13)	—	(13.62)	—	—	—	—	50.39	(21.28)	(21.32)	1.32	0.95	(1.26)	(0.89)	32,645	—
UltraShort Russell2000
Year ended May 31, 2019	14.93	0.18	2.02	—	2.20	(0.16)	—	—	(0.16)	16.97	14.83	14.83	1.08	0.95	1.03	1.16	98,592	—
Year ended May 31, 2018	22.59	0.09	(7.72)	—	(7.63)	(0.03)	—	—	(0.03)	14.93	(33.77)	(33.84)	1.06	0.95	0.36	0.47	88,972	—
Year ended May 31, 2017	35.34	(0.11)	(12.64)	—	(12.75)	—	—	—	—	22.59	(36.10)	(36.12)	1.05	0.95	(0.51)	(0.41)	174,120	—
Year ended May 31, 2016	35.51	(0.32)	0.15	—	(0.17)	—	—	—	—	35.34	(0.48)	(0.62)	1.04	0.95	(0.91)	(0.82)	217,694	—
Year ended May 31, 2015	47.93	(0.38)	(12.04)	—	(12.42)	—	—	—	—	35.51	(25.91)	(25.74)	1.05	0.95	(1.01)	(0.91)	193,873	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 305

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort S&P500®
Year ended May 31, 2019	$38.73	$0.59	$(3.51)		$—	$(2.92)	$(0.56)	$—	$—	$(0.56)	$35.25	(7.60)%	(7.60)%	0.89%	0.89%	1.65%	1.65%	$1,131,491	—%
Year ended May 31, 2018(x)	51.32	0.28	(12.76)		—	(12.48)	(0.11)	—	—	(0.11)	38.73	(24.31)	(24.33)	0.90	0.90	0.63	0.63	848,104	—
Year ended May 31, 2017(x)	72.17	(0.27)	(20.58)		—	(20.85)	—	—	—	—	51.32	(28.89)	(29.00)	0.89	0.89	(0.44)	(0.44)	1,418,175	—
Year ended May 31, 2016(x)	81.21	(0.62)	(8.42)		—	(9.04)	—	—	—	—	72.17	(11.13)	(10.94)	0.90	0.90	(0.76)	(0.76)	2,167,620	—
Year ended May 31, 2015(x)	106.07	(0.79)	(24.07)		—	(24.86)	—	—	—	—	81.21	(23.44)	(23.58)	0.91	0.91	(0.86)	(0.86)	1,376,227	—
UltraShort Semiconductors
Year ended May 31, 2019(ee)	29.82	0.37	2.66	(i)	—	3.03	(0.34)	—	—	(0.34)	32.51	10.15	9.44	2.47	0.95	(0.33)	1.19	7,119	—
Year ended May 31, 2018(aa)(ee)	61.67	0.12	(31.97)		—	(31.85)	—	—	—	—	29.82	(51.65)	(51.57)	2.71	0.95	(1.50)	0.26	3,920	—
Year ended May 31, 2017(aa)(ee)	146.96	(0.48)	(84.81)		—	(85.29)	—	—	—	—	61.67	(58.04)	(58.54)	2.33	0.95	(1.90)	(0.52)	4,255	—
Year ended May 31, 2016(aa)(ee)	161.46	(1.58)	(12.92	)(i)	—	(14.50)	—	—	—	—	146.96	(8.98)	(7.47)	3.31	0.95	(3.21)	(0.84)	2,792	—
Year ended May 31, 2015(l)(aa)(ee)	315.73	(1.91)	(152.36)		—	(154.27)	—	—	—	—	161.46	(48.86)	(49.39)	3.07	0.95	(3.01)	(0.89)	3,067	—

See accompanying notes to the financial statements.

306 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort SmallCap600
Year ended May 31, 2019	$13.16	$0.17	$2.29	$—	$2.46	$(0.13)	$—	$—	$(0.13)	$15.49	18.83%	17.33%	3.39%	0.95%	(1.22)%	1.22%	$3,459	—%
Year ended May 31, 2018	20.59	0.04	(7.47)	—	(7.43)	—	—	—	—	13.16	(36.11)	(35.88)	3.37	0.95	(2.21)	0.22	2,281	—
Year ended May 31, 2017	31.79	(0.14)	(11.06)	—	(11.20)	—	—	—	—	20.59	(35.22)	(34.72)	3.22	0.95	(2.86)	(0.59)	2,540	—
Year ended May 31, 2016	35.85	(0.31)	(3.75)	—	(4.06)	—	—	—	—	31.79	(11.34)	(10.55)	2.89	0.95	(2.78)	(0.83)	3,920	—
Year ended May 31, 2015	47.35	(0.39)	(11.11)	—	(11.50)	—	—	—	—	35.85	(24.27)	(25.22)	2.44	0.95	(2.41)	(0.93)	4,422	—
UltraShort Technology
Year ended May 31, 2019(ee)	25.38	0.30	(4.18)	—	(3.88)	(0.22)	—	—	(0.22)	21.28	(15.34)	(15.28)	2.68	0.95	(0.43)	1.30	5,354	—
Year ended May 31, 2018(ee)	44.04	0.07	(18.73)	—	(18.66)	—	—	—	—	25.38	(42.37)	(42.74)	2.87	0.95	(1.71)	0.21	3,212	—
Year ended May 31, 2017(ee)	84.45	(0.38)	(40.03)	—	(40.41)	—	—	—	—	44.04	(47.85)	(47.52)	2.78	0.95	(2.43)	(0.59)	2,270	—
Year ended May 31, 2016(ee)	96.57	(0.84)	(11.28)	—	(12.12)	—	—	—	—	84.45	(12.55)	(12.30)	2.22	0.95	(2.12)	(0.85)	4,352	—
Year ended May 31, 2015(k)(ee)	145.52	(1.01)	(47.94)	—	(48.95)	—	—	—	—	96.57	(33.64)	(34.12)	2.60	0.95	(2.54)	(0.90)	7,391	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 307

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Utilities
Year ended May 31, 2019	$25.82	$0.11	$(7.25)		$—	$(7.14)	$(0.04)	$—	$—	$(0.04)	$18.64	(27.69)%	(27.75)%	2.41%	0.95%	(0.98)%	0.49%	$4,427	—%
Year ended May 31, 2018	25.90	(0.04)	(0.04	)(i)	—	(0.08)	—	—	—	—	25.82	(0.32)	0.00 (j)	1.78	0.95	(0.98)	(0.15)	5,487	—
Year ended May 31, 2017	35.17	(0.20)	(9.07)		—	(9.27)	—	—	—	—	25.90	(26.35)	(26.83)	1.72	0.95	(1.39)	(0.62)	7,447	—
Year ended May 31, 2016	50.80	(0.41)	(15.22)		—	(15.63)	—	—	—	—	35.17	(30.77)	(30.06)	2.63	0.95	(2.53)	(0.85)	3,956	—
Year ended May 31, 2015(k)	63.73	(0.49)	(12.44)		—	(12.93)	—	—	—	—	50.80	(20.28)	(21.04)	2.66	0.95	(2.62)	(0.92)	8,255	—

See accompanying notes to the financial statements.

308 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Less than 0.005%.

(k)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective November 6, 2014.

(l)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective November 6, 2014.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 20, 2015.

(n)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.

(o)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective November 13, 2015.

(p)  Per share amounts have been restated on a retroactive basis to reflect a 1:3 reverse stock split effective November 13, 2015.

(q)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective November 13, 2015.

(r)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective June 24, 2016.

(s)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 25, 2016.

(t)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.

(u)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 12, 2017.

(v)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.

(w)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

(x)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 17, 2017.

(y)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

(z)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

(aa)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.

(bb)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

(cc)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective May 24, 2018.

(dd)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2019.

(ee)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2019.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 309

NOTES TO FINANCIAL STATEMENTS

310 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTSPROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 121 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act.

2. Significant Accounting Policies

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (is typically calculated as of 4:00 p.m. Eastern Time) on each business day. The NAV of ProShares Short 7-10 Year Treasury, ProShares Short 20+ Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares UltraPro Short 20+ Year Treasury, ProShares UltraShort 7-10 Year Treasury and ProShares UltraShort 20+ Year Treasury is typically calculated as of 3:00 p.m. (Eastern Time) on each business day.

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the mean of the latest bid and asked quotes, if applicable, on the exchange or system. If there have been no sales or quotes of the security for that day on the exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds are generally valued at the closing price, if available, or at the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. U.S. Treasury securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are generally valued at their last sale price prior to the time at which the NAV of a Fund is determined. Bond futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 311

are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly.

The following is a summary of the valuations as of May 31, 2019, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Short 7-10 Year Treasury	—	—	$(6,196)	—	$12,456,602	$13,533,681	$(1,853,382)	$25,990,283	$(1,859,578)
Short 20+ Year Treasury	—	—	(52,429)	—	283,412,639	63,860,151	(30,852,125)	347,272,790	(30,904,554)
Short Basic Materials	—	—	—	—	—	595,581	153,767	595,581	153,767
Short Dow30SM	—	—	748,854	—	194,976,256	66,089,095	(8,388,871)	261,065,351	(7,640,017)
Short Financials	—	—	—	—	7,473,498	11,066,183	(645,529)	18,539,681	(645,529)
Short FTSE China 50	—	—	—	—	—	6,755,898	73,454	6,755,898	73,454
Short High Yield	—	—	—	—	44,669,984	59,128,895	(6,963,135)	103,798,879	(6,963,135)
Short MidCap400	—	—	94,089	—	—	14,105,858	(1,766,271)	14,105,858	(1,672,182)
Short MSCI EAFE	—	—	—	—	11,418,704	28,531,301	(1,235,880)	39,950,005	(1,235,880)
Short MSCI Emerging Markets	—	—	—	—	29,214,848	67,325,381	(2,064,385)	96,540,229	(2,064,385)
Short Oil & Gas	—	—	—	—	—	1,478,003	88,940	1,478,003	88,940
Short QQQ	—	—	4,312,420	—	433,675,738	242,482,592	(36,010,888)	676,158,330	(31,698,468)
Short Real Estate	—	—	—	—	—	8,576,824	(1,112,408)	8,576,824	(1,112,408)
Short Russell2000	—	—	1,577,259	—	262,619,827	91,747,865	(7,245,395)	354,367,692	(5,668,136)
Short S&P500®	—	—	6,192,353	—	1,603,422,692	523,176,960	(93,872,147)	2,126,599,652	(87,679,794)
Short SmallCap600	—	—	—	—	—	3,723,677	(307,850)	3,723,677	(307,850)
Ultra 7-10 Year Treasury	—	—	5,149	—	19,246,515	3,697,627	1,354,910	22,944,142	1,360,059
Ultra 20+ Year Treasury	—	—	28,949	—	26,053,969	2,919,180	2,781,167	28,973,149	2,810,116
Ultra Basic Materials	$35,021,220	—	—	—	—	4,272,960	(6,519,415)	39,294,180	(6,519,415)
Ultra Communication Services Select Sector	2,045,945	—	—	—	—	2,089,613	248,016	4,135,558	248,016
Ultra Consumer Goods	5,876,202	$10,895	—	—	—	482,128	(584,080)	6,369,225	(584,080)
Ultra Consumer Services	16,775,526	12,065	—	—	—	1,753,404	1,314,035	18,540,995	1,314,035
Ultra Dow30SM	249,045,472	—	(761,181)	—	4,904,487	47,456,499	(36,119,088)	301,406,458	(36,880,269)
Ultra Financials	642,756,001	73,889	—	—	1,926,964	10,974,842	35,321,149	655,731,696	35,321,149
Ultra FTSE China 50	—	—	—	—	—	32,513,164	(6,303,719)	32,513,164	(6,303,719)
Ultra FTSE Europe	—	—	—	—	—	4,387,294	(1,183,921)	4,387,294	(1,183,921)
Ultra Gold Miners	7,817,977	—	—	—	—	1,454,531	(78,678)	9,272,508	(78,678)
Ultra Health Care	90,298,716	183,782	—	—	676,143	11,629,620	(6,282,693)	102,788,261	(6,282,693)
Ultra High Yield	1,986,235	948,757	—	—	—	678,981	172,955	3,613,973	172,955
Ultra Industrials	15,603,237	11,474	—	—	—	2,568,626	(835,350)	18,183,337	(835,350)
Ultra MidCap400	118,777,442	386,411	(219,575)	—	1,006,820	6,540,575	(8,978,722)	126,711,248	(9,198,297)
Ultra MSCI Brazil Capped	—	—	—	—	—	4,467,764	(5,328,783)	4,467,764	(5,328,783)
Ultra MSCI EAFE	—	—	—	—	—	4,114,336	(1,856,809)	4,114,336	(1,856,809)
Ultra MSCI Emerging Markets	—	—	—	—	—	30,071,071	(5,284,312)	30,071,071	(5,284,312)
Ultra MSCI Japan	—	—	—	—	—	2,966,195	571,159	2,966,195	571,159
Ultra Nasdaq Biotechnology	197,107,039	5,946,362	—	$2,427	1,149,179	33,824,643	(25,637,440)	238,029,650	(25,637,440)
Ultra Oil & Gas	68,985,354	—	—	—	684,130	7,047,579	(14,268,279)	76,717,063	(14,268,279)
Ultra QQQ	1,501,089,655	318,912	(5,592,539)	—	7,923,790	104,117,937	11,569,624	1,613,450,294	5,977,085
Ultra Real Estate	112,180,179	162,669	—	—	491,375	5,748,810	14,143,318	118,583,033	14,143,318

312 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Ultra Russell2000	$131,298,676	$3,234,393	$(370,064)	$1,239	$2,297,143	$37,147,764	$(15,655,362)	$173,979,215	$(16,025,426)
Ultra S&P500®	1,649,098,830	223,531	(6,009,670)	—	22,114,987	312,332,777	51,116,193	1,983,770,125	45,106,523
Ultra Semiconductors	36,784,965	—	—	—	—	5,650,375	(4,409,013)	42,435,340	(4,409,013)
Ultra SmallCap600	19,820,164	339,985	—	496	—	5,174,925	(6,693,458)	25,335,570	(6,693,458)
Ultra Technology	260,979,241	475,731	—	—	1,333,297	12,843,857	8,210,307	275,632,126	8,210,307
Ultra Telecommunications	726,054	3,649	—	—	—	23,747	1,672	753,450	1,672
Ultra Utilities	12,315,612	—	—	—	—	2,181,701	1,404,952	14,497,313	1,404,952
UltraPro Communication Services Select Sector	2,094,001	—	—	—	—	157,092	365,234	2,251,093	365,234
UltraPro Dow30SM	315,245,007	—	(1,104,285)	—	4,463,177	63,193,993	(13,534,855)	382,902,177	(14,639,140)
UltraPro Financial Select Sector	24,631,633	—	—	—	—	2,025,444	(5,345,025)	26,657,077	(5,345,025)
UltraPro MidCap400	17,139,080	79,192	(53,433)	—	—	2,692,135	(3,149,599)	19,910,407	(3,203,032)
UltraPro Nasdaq Biotechnology	24,303,916	449,161	—	186	—	4,494,734	(5,242,217)	29,247,997	(5,242,217)
UltraPro QQQ	2,912,961,079	11,491,968	(10,232,700)	—	14,221,718	323,777,300	(111,908,773)	3,262,452,065	(122,141,473)
UltraPro Russell2000	60,905,049	1,126,477	(446,382)	658	1,223,130	13,733,837	(12,283,694)	76,989,151	(12,730,076)
UltraPro S&P500®	850,837,268	—	(1,780,870)	—	11,096,507	152,611,311	21,457,246	1,014,545,086	19,676,376
UltraPro Short 20+ Year Treasury	—	—	(17,803)	—	19,926,743	17,391,226	(12,175,869)	37,317,969	(12,193,672)
UltraPro Short Communication Services Select Sector	—	—	—	—	—	2,358,297	(734,491)	2,358,297	(734,491)
UltraPro Short Dow30SM	—	—	839,359	—	237,722,231	51,043,869	(36,054,474)	288,766,100	(35,215,115)
UltraPro Short Financial Select Sector	—	—	—	—	—	1,244,749	(360,636)	1,244,749	(360,636)
UltraPro Short MidCap400	—	—	25,040	—	—	2,265,067	(930,012)	2,265,067	(904,972)
UltraPro Short Nasdaq Biotechnology	—	—	—	—	—	2,305,017	(597,684)	2,305,017	(597,684)
UltraPro Short QQQ	—	—	9,397,275	—	1,229,413,344	199,631,492	(343,702,580)	1,429,044,836	(334,305,305)
UltraPro Short Russell2000	—	—	490,829	—	30,521,196	42,913,109	(12,127,510)	73,434,305	(11,636,681)
UltraPro Short S&P500®	—	—	4,313,148	—	510,293,957	143,755,783	(55,309,725)	654,049,740	(50,996,577)
UltraShort 7-10 Year Treasury	—	—	(9,970)	—	31,998,437	46,456,085	(12,357,978)	78,454,522	(12,367,948)
UltraShort 20+ Year Treasury	—	—	(228,809)	—	849,427,336	200,856,162	(197,241,138)	1,050,283,498	(197,469,947)
UltraShort Basic Materials	—	—	—	—	—	3,892,902	504,137	3,892,902	504,137
UltraShort Communication Services Select Sector	—	—	—	—	—	3,468,488	(468,856)	3,468,488	(468,856)
UltraShort Consumer Goods	—	—	—	—	—	3,082,742	(88,519)	3,082,742	(88,519)
UltraShort Consumer Services	—	—	—	—	—	911,594	(791,249)	911,594	(791,249)
UltraShort Dow30SM	—	—	1,043,842	—	136,295,190	20,885,301	(20,572,129)	157,180,491	(19,528,287)
UltraShort Financials	—	—	—	—	11,562,618	12,227,913	(3,435,561)	23,790,531	(3,435,561)
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 313

	LEVEL 1 - Quoted Prices			LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Securities Lending Reinvestments	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
UltraShort FTSE China 50	—	—	—	—	$14,187,560	$17,861,575	$2,530,551	$32,049,135	$2,530,551
UltraShort FTSE Europe	—	—	—	—	5,850,601	7,259,275	(406,600)	13,109,876	(406,600)
UltraShort Gold Miners	—	—	—	—	—	1,845,386	(47,144)	1,845,386	(47,144)
UltraShort Health Care	—	—	—	—	—	2,627,739	(107,729)	2,627,739	(107,729)
UltraShort Industrials	—	—	—	—	—	2,164,344	(436,466)	2,164,344	(436,466)
UltraShort MidCap400	—	—	$44,382	—	—	2,718,125	(470,855)	2,718,125	(426,473)
UltraShort MSCI Brazil Capped	—	—	—	—	16,307,028	13,014,113	(13,632,715)	29,321,141	(13,632,715)
UltraShort MSCI EAFE	—	—	—	—	—	2,657,146	376,007	2,657,146	376,007
UltraShort MSCI Emerging Markets	—	—	—	—	7,945,175	9,642,925	(1,745,740)	17,588,100	(1,745,740)
UltraShort MSCI Japan	—	—	—	—	—	4,401,337	384,787	4,401,337	384,787
UltraShort Nasdaq Biotechnology	—	—	—	—	11,473,147	16,203,177	(2,294,259)	27,676,324	(2,294,259)
UltraShort Oil & Gas	—	—	—	—	4,561,671	6,763,315	5,103,987	11,324,986	5,103,987
UltraShort QQQ	—	—	4,115,753	—	355,072,679	76,268,770	(80,832,725)	431,341,449	(76,716,972)
UltraShort Real Estate	—	—	—	—	9,645,914	14,585,206	(5,077,775)	24,231,120	(5,077,775)
UltraShort Russell2000	—	—	569,778	—	33,280,209	59,568,598	3,036,263	92,848,807	3,606,041
UltraShort S&P500®	—	—	5,893,969	—	862,363,010	234,666,976	(38,300,660)	1,097,029,986	(32,406,691)
UltraShort Semiconductors	—	—	—	—	—	6,467,231	(1,852,912)	6,467,231	(1,852,912)
UltraShort SmallCap600	—	—	—	—	—	2,608,375	(420,309)	2,608,375	(420,309)
UltraShort Technology	—	—	—	—	—	5,028,285	(1,710,345)	5,028,285	(1,710,345)
UltraShort Utilities	—	—	—	—	—	3,584,017	(642,960)	3,584,017	(642,960)

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is continuously monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements through joint account arrangements; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

314 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

On May 31, 2019, the Funds had interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	Bank of America Securities, Inc., 2.48%, dated 5/31/2019, due 6/3/2019 (1)	BNP Paribas Securities Corp., 2.15%, dated 5/31/2019, due 6/3/2019 (2)	BNP Paribas Securities Corp., 2.49%, dated 5/31/2019, due 6/3/2019 (3)	Credit Suisse Securities (USA) LLC, 2.40%, dated 5/31/2019, due 6/3/2019 (4)	Credit Suisse Securities (USA) LLC, 2.43%, dated 5/31/2019, due 6/3/2019 (5)	ING Financial Markets LLC, 2.47%, dated 5/31/2019, due 6/3/2019 (6)	Total
Short 7-10 Year Treasury	$1,888,703	$312,763	$6,655,428	$1,618,888	$1,978,640	$1,079,259	$13,533,681
Short 20+ Year Treasury	8,912,049	1,475,804	31,404,365	7,638,900	9,336,433	5,092,600	63,860,151
Short Basic Materials	83,117	13,764	292,887	71,243	87,075	47,495	595,581
Short Dow30SM	9,223,111	1,527,315	32,500,488	7,905,524	9,662,307	5,270,350	66,089,095
Short Financials	1,544,349	255,739	5,441,992	1,323,728	1,617,890	882,485	11,066,183
Short FTSE China 50	942,824	156,128	3,322,333	808,135	987,721	538,757	6,755,898
Short High Yield	8,251,776	1,366,465	29,077,686	7,072,951	8,644,717	4,715,300	59,128,895
Short MidCap400	1,968,553	325,986	6,936,806	1,687,331	2,062,294	1,124,888	14,105,858
Short MSCI EAFE	3,981,706	659,357	14,030,775	3,412,891	4,171,311	2,275,261	28,531,301
Short MSCI Emerging Markets	9,395,642	1,555,886	33,108,453	8,053,408	9,843,054	5,368,938	67,325,381
Short Oil & Gas	206,264	34,157	726,834	176,797	216,086	117,865	1,478,003
Short QQQ	33,839,833	5,603,759	119,245,127	29,005,571	35,451,254	19,337,048	242,482,592
Short Real Estate	1,196,945	198,210	4,217,806	1,025,953	1,253,942	683,968	8,576,824
Short Russell2000	12,803,940	2,120,288	45,118,644	10,974,805	13,413,651	7,316,537	91,747,865
Short S&P500®	73,012,339	12,090,589	257,281,574	62,582,005	76,489,117	41,721,336	523,176,960
Short SmallCap600	519,660	86,054	1,831,185	445,423	544,406	296,949	3,723,677
Ultra 7-10 Year Treasury	516,025	85,452	1,818,374	442,307	540,598	294,871	3,697,627
Ultra 20+ Year Treasury	407,388	67,462	1,435,559	349,190	426,788	232,793	2,919,180
Ultra Basic Materials	596,316	98,748	2,101,304	511,128	624,712	340,752	4,272,960
Ultra Communication Services Select Sector	291,618	48,291	1,027,605	249,958	305,502	166,639	2,089,613
Ultra Consumer Goods	67,284	11,141	237,095	57,672	70,488	38,448	482,128
Ultra Consumer Services	244,698	40,521	862,267	209,741	256,350	139,827	1,753,404
Ultra Dow30SM	6,622,826	1,096,717	23,337,577	5,676,708	6,938,199	3,784,472	47,456,499
Ultra Financials	1,531,602	253,628	5,397,074	1,312,802	1,604,535	875,201	10,974,842
Ultra FTSE China 50	4,537,398	751,377	15,988,927	3,889,198	4,753,465	2,592,799	32,513,164
Ultra FTSE Europe	612,272	101,390	2,157,530	524,804	641,428	349,870	4,387,294
Ultra Gold Miners	202,988	33,614	715,291	173,990	212,654	115,994	1,454,531
Ultra Health Care	1,622,980	268,760	5,719,072	1,391,126	1,700,265	927,417	11,629,620
Ultra High Yield	94,756	15,691	333,901	81,219	99,268	54,146	678,981
Ultra Industrials	358,466	59,361	1,263,167	307,257	375,537	204,838	2,568,626
Ultra MidCap400	912,775	151,152	3,216,444	782,378	956,240	521,586	6,540,575
Ultra MSCI Brazil Capped	623,501	103,250	2,197,103	534,430	653,193	356,287	4,467,764
Ultra MSCI EAFE	574,179	95,082	2,023,298	492,154	601,521	328,102	4,114,336
Ultra MSCI Emerging Markets	4,196,590	694,941	14,787,984	3,597,077	4,396,428	2,398,051	30,071,071
Ultra MSCI Japan	413,949	68,549	1,458,679	354,814	433,661	236,543	2,966,195
Ultra Nasdaq Biotechnology	4,720,423	781,685	16,633,870	4,046,076	4,945,205	2,697,384	33,824,643
Ultra Oil & Gas	983,530	162,869	3,465,772	843,026	1,030,365	562,017	7,047,579
Ultra QQQ	14,530,254	2,406,160	51,201,847	12,454,503	15,222,171	8,303,002	104,117,937
Ultra Real Estate	802,279	132,855	2,827,080	687,668	840,483	458,445	5,748,810
Ultra Russell2000	5,184,183	858,483	18,268,073	4,443,586	5,431,049	2,962,390	37,147,764
Ultra S&P500®	43,587,826	7,217,993	153,595,198	37,360,994	45,663,437	24,907,329	312,332,777
Ultra Semiconductors	788,542	130,580	2,778,672	675,893	826,092	450,596	5,650,375
Ultra SmallCap600	722,192	119,592	2,544,861	619,020	756,580	412,680	5,174,925
Ultra Technology	1,792,434	296,821	6,316,194	1,536,372	1,877,788	1,024,248	12,843,857
Ultra Telecommunications	3,314	549	11,678	2,841	3,472	1,893	23,747
Ultra Utilities	304,469	50,419	1,072,890	260,973	318,968	173,982	2,181,701
UltraPro Communication Services Select Sector	21,923	3,630	77,253	18,791	22,967	12,528	157,092
UltraPro Dow30SM	8,819,083	1,460,410	31,076,770	7,559,214	9,239,040	5,039,476	63,193,993
UltraPro Financial Select Sector	282,662	46,808	996,048	242,282	296,122	161,522	2,025,444
UltraPro MidCap400	375,703	62,215	1,323,905	322,031	393,594	214,687	2,692,135

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 315

Fund Name	Bank of America Securities, Inc., 2.48%, dated 5/31/2019, due 6/3/2019 (1)	BNP Paribas Securities Corp., 2.15%, dated 5/31/2019, due 6/3/2019 (2)	BNP Paribas Securities Corp., 2.49%, dated 5/31/2019, due 6/3/2019 (3)	Credit Suisse Securities (USA) LLC, 2.40%, dated 5/31/2019, due 6/3/2019 (4)	Credit Suisse Securities (USA) LLC, 2.43%, dated 5/31/2019, due 6/3/2019 (5)	ING Financial Markets LLC, 2.47%, dated 5/31/2019, due 6/3/2019 (6)	Total
UltraPro Nasdaq Biotechnology	$627,266	$103,873	$2,210,365	$537,656	$657,136	$358,438	$4,494,734
UltraPro QQQ	45,184,975	7,482,475	159,223,245	38,729,979	47,336,640	25,819,986	323,777,300
UltraPro Russell2000	1,916,636	317,388	6,753,859	1,642,830	2,007,904	1,095,220	13,733,837
UltraPro S&P500®	21,297,782	3,526,839	75,049,326	18,255,241	22,311,962	12,170,161	152,611,311
UltraPro Short 20+ Year Treasury	2,427,045	401,910	8,552,445	2,080,324	2,542,619	1,386,883	17,391,226
UltraPro Short Communication Services Select Sector	329,114	54,500	1,159,734	282,098	344,786	188,065	2,358,297
UltraPro Short Dow30SM	7,123,464	1,179,621	25,101,730	6,105,826	7,462,677	4,070,551	51,043,869
UltraPro Short Financial Select Sector	173,712	28,766	612,127	148,896	181,984	99,264	1,244,749
UltraPro Short MidCap400	316,103	52,346	1,113,886	270,946	331,156	180,630	2,265,067
UltraPro Short Nasdaq Biotechnology	321,678	53,269	1,133,533	275,724	336,996	183,817	2,305,017
UltraPro Short QQQ	27,859,717	4,613,473	98,172,336	23,879,758	29,186,370	15,919,838	199,631,492
UltraPro Short Russell2000	5,988,770	991,720	21,103,284	5,133,232	6,273,949	3,422,154	42,913,109
UltraPro Short S&P500®	20,061,942	3,322,188	70,694,463	17,195,950	21,017,273	11,463,967	143,755,783
UltraShort 7-10 Year Treasury	6,483,212	1,073,598	22,845,606	5,557,039	6,791,937	3,704,693	46,456,085
UltraShort 20+ Year Treasury	28,030,627	4,641,775	98,774,590	24,026,252	29,365,417	16,017,501	200,856,162
UltraShort Basic Materials	543,277	89,965	1,914,403	465,666	569,147	310,444	3,892,902
UltraShort Communication Services Select Sector	484,047	80,157	1,705,691	414,897	507,097	276,599	3,468,488
UltraShort Consumer Goods	430,214	71,242	1,515,993	368,755	450,701	245,837	3,082,742
UltraShort Consumer Services	127,218	21,067	448,293	109,044	133,276	72,696	911,594
UltraShort Dow30SM	2,914,663	482,658	10,270,718	2,498,283	3,053,457	1,665,522	20,885,301
UltraShort Financials	1,706,475	282,586	6,013,294	1,462,693	1,787,736	975,129	12,227,913
UltraShort FTSE China 50	2,492,685	412,780	8,783,747	2,136,587	2,611,385	1,424,391	17,861,575
UltraShort FTSE Europe	1,013,073	167,761	3,569,878	868,349	1,061,315	578,899	7,259,275
UltraShort Gold Miners	257,534	42,647	907,501	220,744	269,798	147,162	1,845,386
UltraShort Health Care	366,716	60,727	1,292,237	314,328	384,179	209,552	2,627,739
UltraShort Industrials	302,047	50,018	1,064,355	258,897	316,430	172,597	2,164,344
UltraShort MidCap400	379,330	62,815	1,336,687	325,140	397,393	216,760	2,718,125
UltraShort MSCI Brazil Capped	1,816,194	300,755	6,399,922	1,556,738	1,902,679	1,037,825	13,014,113
UltraShort MSCI EAFE	370,820	61,406	1,306,699	317,846	388,478	211,897	2,657,146
UltraShort MSCI Emerging Markets	1,345,725	222,847	4,742,080	1,153,479	1,409,808	768,986	9,642,925
UltraShort MSCI Japan	614,232	101,714	2,164,436	526,484	643,481	350,990	4,401,337
UltraShort Nasdaq Biotechnology	2,261,246	374,455	7,968,200	1,938,211	2,368,924	1,292,141	16,203,177
UltraShort Oil & Gas	943,859	156,300	3,325,981	809,022	988,805	539,348	6,763,315
UltraShort QQQ	10,643,743	1,762,567	37,506,524	9,123,209	11,150,588	6,082,139	76,268,770
UltraShort Real Estate	2,035,449	337,063	7,172,535	1,744,671	2,132,374	1,163,114	14,585,206
UltraShort Russell2000	8,313,139	1,376,627	29,293,917	7,125,548	8,709,002	4,750,365	59,568,598
UltraShort S&P500®	32,749,119	5,423,141	115,401,659	28,070,674	34,308,601	18,713,782	234,666,976
UltraShort Semiconductors	902,539	149,457	3,180,376	773,605	945,517	515,737	6,467,231
UltraShort SmallCap600	364,014	60,278	1,282,715	312,012	381,348	208,008	2,608,375
UltraShort Technology	701,726	116,203	2,472,749	601,479	735,142	400,986	5,028,285
UltraShort Utilities	500,171	82,826	1,762,504	428,717	523,988	285,811	3,584,017
	$517,838,537	$85,752,263	$1,824,764,368	$443,861,605	$542,497,518	$295,907,736	$3,710,622,027

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2019 as follows:

(1)  U.S. Treasury Notes, 1.25% to 1.88%, due 3/31/2021 to 4/30/2022, which had an aggregate value at the Trust level of $535,500,105.

(2)  U.S. Treasury Bills, 0%, due 9/12/2019 to 10/10/2019; U.S. Treasury Bond, 0%, due 5/15/2049; U.S. Treasury Notes, 0.38% to 1.88%, due 3/31/2020 to 7/15/2025, which had an aggregate value at the Trust level of $88,676,981.

(3)  U.S. Treasury Bills, 0%, due 7/18/2019 to 2/27/2020; U.S. Treasury Bonds, 0% to 4.38%, due 1/15/2026 to 8/15/2048; U.S. Treasury Notes, 0.38% to 3%, due 1/31/2020 to 7/15/2028, which had an aggregate value at the Trust level of $1,887,000,037.

(4)  U.S. Treasury Bonds, 0%, due 8/15/2020 to 8/15/2048; U.S. Treasury Notes, 1.13% to 1.88%, due 2/28/2021 to 9/30/2022, which had an aggregate value at the Trust level of $459,091,800.

(5)  U.S. Treasury Bonds, 0% to 3%, due 11/15/2019 to 8/15/2048; U.S. Treasury Notes, 1.13% to 2.75%, due 2/28/2021 to 12/31/2025, which had an aggregate value at the Trust level of $561,113,603.

(6)  U.S. Treasury Bills, 0%, due 9/12/2019 to 11/29/2019; U.S. Treasury Bonds, 2.75% to 6.25%, due 8/15/2023 to 2/15/2047; U.S. Treasury Notes, 0.13% to 3%, due 4/30/2020 to 8/15/2027, which had an aggregate value at the Trust level of $306,000,028.

316 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Equity Securities

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to equity securities, including shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs")

REITs report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Debt Instruments

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to debt instruments, including U.S. government securities. Additionally, certain Funds may invest in or seek leveraged or inverse exposure to (lower rated) debt instruments (also known as "junk bonds"), that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Securities Lending

Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. Any securities collateral received by the Fund in connection with these loans may not be sold or pledged by the Fund and, accordingly, are not reflected in the Fund's assets and liabilities. The Funds may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted by the Fund if a material event affecting the Fund's investment in the securities on loan is to occur. Security loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds, the Advisor uses a passive or mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative positions, that a Fund should hold to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index or benchmark, as appropriate, based upon each Fund's investment objective.

In connection with its management of certain series of the Trust included in this report (ProShares Ultra Communication Services Select Sector, ProShares UltraPro Communication Services Select Sector, ProShares UltraPro Dow30SM, ProShares UltraPro Financial Select Sector, ProShares UltraPro MidCap400, ProShares UltraPro Nasdaq Biotechnology, ProShares UltraPro QQQ, ProShares UltraPro Russell2000, ProShares UltraPro S&P500®, ProShares UltraPro Short Communication Services Select Sector, ProShares UltraPro Short Nasdaq Biotechnology, ProShares UltraPro Short QQQ, ProShares UltraPro Short S&P500®, ProShares UltraShort Basic Materials, ProShares UltraShort Communication Services Select Sector, ProShares UltraShort Dow30SM, ProShares UltraShort Financials, ProShares UltraShort MidCap400, ProShares UltraShort QQQ, ProShares UltraShort S&P500®, ProShares UltraShort SmallCap600 and ProShares UltraShort Utilities. (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 317

the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Ultra Dow30SM	142%
Ultra Oil & Gas	116%
Ultra Semiconductors	121%
UltraPro Financial Select Sector	215%
UltraPro MidCap400	224%
UltraPro Nasdaq Biotechnology	220%
UltraPro QQQ	223%
UltraPro Russell2000	233%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of the Funds' use of derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying security, currency or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index futures and in the range of approximately 1% to 3% of the contract amount for bond futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the security, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily

318 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising an index), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their index or a security. These swaps are similar to the long swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap. In addition, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into uncleared swap agreements (i.e., not cleared by a central counterparty) unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to an uncleared swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain,

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 319

among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to risks, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired investment exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2019 contractually terminate within 20 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity and credit.

As the Funds' investment objective is to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index, the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk.

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2019

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short 7-10 Year Treasury	—		Short 7-10 Year Treasury	$1,859,578
		Short 20+ Year Treasury	—		Short 20+ Year Treasury	30,904,554
		Short Basic Materials	$153,767		Short Basic Materials	—
		Short Dow30SM	3,531,236		Short Dow30SM	11,171,253
		Short Financials	426,188		Short Financials	1,071,717
		Short FTSE China 50	215,433		Short FTSE China 50	141,979
		Short High Yield	—		Short High Yield	6,963,135

320 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short MidCap400	$94,089		Short MidCap400	$1,766,271
		Short MSCI EAFE	87,989		Short MSCI EAFE	1,323,869
		Short MSCI Emerging Markets	1,627,329		Short MSCI Emerging Markets	3,691,714
		Short Oil & Gas	188,034		Short Oil & Gas	99,094
		Short QQQ	9,426,363		Short QQQ	41,124,831
		Short Real Estate	—		Short Real Estate	1,112,408
		Short Russell2000	12,255,301		Short Russell2000	17,923,437
		Short S&P500®	27,198,170		Short S&P500®	114,877,964
		Short SmallCap600	125,541		Short SmallCap600	433,391
		Ultra 7-10 Year Treasury	1,360,059		Ultra 7-10 Year Treasury	—
		Ultra 20+ Year Treasury	2,810,116		Ultra 20+ Year Treasury	—
		Ultra Basic Materials	—		Ultra Basic Materials	6,519,415
		Ultra Communication Services Select Sector	269,809		Ultra Communication Services Select Sector	21,793
		Ultra Consumer Goods	14,751		Ultra Consumer Goods	598,831
		Ultra Consumer Services	1,950,893		Ultra Consumer Services	636,858
		Ultra Dow30SM	18,791,821		Ultra Dow30SM	55,672,090
		Ultra Financials	54,613,812		Ultra Financials	19,292,663
		Ultra FTSE China 50	775,240		Ultra FTSE China 50	7,078,959
		Ultra FTSE Europe	202,260		Ultra FTSE Europe	1,386,181
		Ultra Gold Miners	95,426		Ultra Gold Miners	174,104
		Ultra Health Care	2,713,866		Ultra Health Care	8,996,559
		Ultra High Yield	172,955		Ultra High Yield	—
		Ultra Industrials	1,029,892		Ultra Industrials	1,865,242
		Ultra MidCap400	1,221,953		Ultra MidCap400	10,420,250
		Ultra MSCI Brazil Capped	242,997		Ultra MSCI Brazil Capped	5,571,780
		Ultra MSCI EAFE	417,211		Ultra MSCI EAFE	2,274,020
		Ultra MSCI Emerging Markets	—		Ultra MSCI Emerging Markets	5,284,312
		Ultra MSCI Japan	1,272,737		Ultra MSCI Japan	701,578
		Ultra Nasdaq Biotechnology	—		Ultra Nasdaq Biotechnology	25,637,440
		Ultra Oil & Gas	127,329		Ultra Oil & Gas	14,395,608
		Ultra QQQ	80,981,668		Ultra QQQ	75,004,583
		Ultra Real Estate	16,506,356		Ultra Real Estate	2,363,038
		Ultra Russell2000	3,063,110		Ultra Russell2000	19,088,536
		Ultra S&P500®	115,854,076		Ultra S&P500®	70,747,553
		Ultra Semiconductors	—		Ultra Semiconductors	4,409,013
		Ultra SmallCap600	193,096		Ultra SmallCap600	6,886,554
		Ultra Technology	21,654,367		Ultra Technology	13,444,060

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 321

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Ultra Telecommunications	$86,427		Ultra Telecommunications	$84,755
		Ultra Utilities	1,411,941		Ultra Utilities	6,989
		UltraPro Communication Services Select Sector	445,004		UltraPro Communication Services Select Sector	79,770
		UltraPro Dow30SM	12,399,005		UltraPro Dow30SM	27,038,145
		UltraPro Financial Select Sector	76,771		UltraPro Financial Select Sector	5,421,796
		UltraPro MidCap400	169,953		UltraPro MidCap400	3,372,985
		UltraPro Nasdaq Biotechnology	1,679,303		UltraPro Nasdaq Biotechnology	6,921,520
		UltraPro QQQ	377,540,217		UltraPro QQQ	499,681,690
		UltraPro Russell2000	7,003,905		UltraPro Russell2000	19,733,981
		UltraPro S&P500®	66,999,174		UltraPro S&P500®	47,322,798
		UltraPro Short 20+ Year Treasury	6,917		UltraPro Short 20+ Year Treasury	12,200,589
		UltraPro Short Communication Services Select Sector	—		UltraPro Short Communication Services Select Sector	734,491
		UltraPro Short Dow30SM	5,682,591		UltraPro Short Dow30SM	40,897,706
		UltraPro Short Financial Select Sector	83,565		UltraPro Short Financial Select Sector	444,201
		UltraPro Short MidCap400	109,833		UltraPro Short MidCap400	1,014,805
		UltraPro Short Nasdaq Biotechnology	485,189		UltraPro Short Nasdaq Biotechnology	1,082,873
		UltraPro Short QQQ	15,768,325		UltraPro Short QQQ	350,073,630
		UltraPro Short Russell2000	7,616,430		UltraPro Short Russell2000	19,253,111
		UltraPro Short S&P500®	19,724,369		UltraPro Short S&P500®	70,720,946
		UltraShort 7-10 Year Treasury	—		UltraShort 7-10 Year Treasury	12,367,948
		UltraShort 20+ Year Treasury	—		UltraShort 20+ Year Treasury	197,469,947
		UltraShort Basic Materials	622,262		UltraShort Basic Materials	118,125
		UltraShort Communication Services Select Sector	—		UltraShort Communication Services Select Sector	468,856
		UltraShort Consumer Goods	198,605		UltraShort Consumer Goods	287,124
		UltraShort Consumer Services	2,349		UltraShort Consumer Services	793,598
		UltraShort Dow30SM	1,908,628		UltraShort Dow30SM	21,436,915
		UltraShort Financials	1,956,125		UltraShort Financials	5,391,686
		UltraShort FTSE China 50	3,845,413		UltraShort FTSE China 50	1,314,862
		UltraShort FTSE Europe	21,583		UltraShort FTSE Europe	428,183
		UltraShort Gold Miners	289,319		UltraShort Gold Miners	336,463
		UltraShort Health Care	10,263		UltraShort Health Care	117,992
		UltraShort Industrials	102,613		UltraShort Industrials	539,079

322 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: futures contracts*; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		UltraShort MidCap400	$113,996		UltraShort MidCap400	$540,469
		UltraShort MSCI Brazil Capped	—		UltraShort MSCI Brazil Capped	13,632,715
		UltraShort MSCI EAFE	471,741		UltraShort MSCI EAFE	95,734
		UltraShort MSCI Emerging Markets	—		UltraShort MSCI Emerging Markets	1,745,740
		UltraShort MSCI Japan	695,921		UltraShort MSCI Japan	311,134
		UltraShort Nasdaq Biotechnology	1,766,450		UltraShort Nasdaq Biotechnology	4,060,709
		UltraShort Oil & Gas	6,827,548		UltraShort Oil & Gas	1,723,561
		UltraShort QQQ	8,763,056		UltraShort QQQ	85,480,028
		UltraShort Real Estate	224,825		UltraShort Real Estate	5,302,600
		UltraShort Russell2000	14,248,187		UltraShort Russell2000	10,642,146
		UltraShort S&P500®	46,538,697		UltraShort S&P500®	78,945,388
		UltraShort Semiconductors	60,336		UltraShort Semiconductors	1,913,248
		UltraShort SmallCap600	123,653		UltraShort SmallCap600	543,962
		UltraShort Technology	60,121		UltraShort Technology	1,770,466
		UltraShort Utilities	124,942		UltraShort Utilities	767,902

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2019

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on Expiration or closing of: futures contracts and non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	Short 7-10 Year Treasury	$80,890	$(2,277,135)
		Short 20+ Year Treasury	(13,742,100)	(15,601,783)
		Short Basic Materials	—	166,919
		Short Dow30SM	(11,127,997)	902,147
		Short Financials	—	166,881

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 323

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on Expiration or closing of: futures contracts and non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	Short FTSE China 50	$(658,001)	$1,132,929
		Short High Yield	(13,091,766)	6,371,054
		Short MidCap400	(586,613)	(549,747)
		Short MSCI EAFE	(784,059)	1,417,609
		Short MSCI Emerging Markets	(2,690,873)	17,164,475
		Short Oil & Gas	—	391,490
		Short QQQ	(51,700,463)	25,743,465
		Short Real Estate	(814,717)	(525,699)
		Short Russell2000	(15,234,919)	39,106,035
		Short S&P500®	(247,941,116)	136,898,109
		Short SmallCap600	(226,761)	566,816
		Ultra 7-10 Year Treasury	728,582	1,646,051
		Ultra 20+ Year Treasury	157,389	2,806,974
		Ultra Basic Materials	(5,458,124)	(4,589,926)
		Ultra Communication Services Select Sector	—	248,016
		Ultra Consumer Goods	76,567	(22,896)
		Ultra Consumer Services	3,309,214	(1,737,997)
		Ultra Dow30SM	59,276,485	(72,426,146)
		Ultra Financials	(18,634,832)	2,947,371
		Ultra FTSE China 50	(7,343,760)	(7,051,083)
		Ultra FTSE Europe	(1,088,442)	(767,088)
		Ultra Gold Miners	(1,475,173)	525,279
		Ultra Health Care	3,002,495	(6,442,886)
		Ultra High Yield	48,015	103,135
		Ultra Industrials	2,461,761	(3,145,085)
		Ultra MidCap400	4,713,201	(21,407,058)
		Ultra MSCI Brazil Capped	(988,303)	3,480,838
		Ultra MSCI EAFE	—	(1,862,212)
		Ultra MSCI Emerging Markets	(6,297,367)	(3,727,553)
		Ultra MSCI Japan	(623,403)	346,425
		Ultra Nasdaq Biotechnology	(12,948,682)	(28,456,618)
		Ultra Oil & Gas	(1,892,946)	(27,983,749)
		Ultra QQQ	141,432,102	(219,102,064)
		Ultra Real Estate	4,800,469	10,537,922
		Ultra Russell2000	3,412,709	(35,896,949)
		Ultra S&P500®	16,713,663	(58,036,498)
		Ultra Semiconductors	(5,658,751)	(10,178,468)
		Ultra SmallCap600	4,528,515	(10,905,982)
		Ultra Technology	3,331,132	(23,738,662)
		Ultra Telecommunications	70,059	147,368
		Ultra Utilities	946,563	947,500
		UltraPro Communication Services Select Sector	—	365,234

324 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on Expiration or closing of: futures contracts and non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	UltraPro Dow30SM	$34,486,739	$(28,351,241)
		UltraPro Financial Select Sector	(2,691,514)	(3,662,974)
		UltraPro MidCap400	(1,653,230)	(5,735,735)
		UltraPro Nasdaq Biotechnology	(594,172)	(5,772,357)
		UltraPro QQQ	320,803,899	(666,724,075)
		UltraPro Russell2000	7,291,563	(46,268,082)
		UltraPro S&P500®	18,713,617	(29,404,872)
		UltraPro Short 20+ Year Treasury	(2,150,104)	(10,591,991)
		UltraPro Short Communication Services Select Sector	—	(734,491)
		UltraPro Short Dow30SM	(29,727,738)	6,340,864
		UltraPro Short Financial Select Sector	(441,191)	191,345
		UltraPro Short MidCap400	748,637	(809,793)
		UltraPro Short Nasdaq Biotechnology	—	186,364
		UltraPro Short QQQ	(168,950,656)	(46,807,928)
		UltraPro Short Russell2000	(5,853,593)	18,214,935
		UltraPro Short S&P500®	(237,974,578)	195,423,341
		UltraShort 7-10 Year Treasury	7,530,905	(18,193,153)
		UltraShort 20+ Year Treasury	55,870,810	(212,667,982)
		UltraShort Basic Materials	(2,643,238)	3,696,248
		UltraShort Communication Services Select Sector	—	(468,856)
		UltraShort Consumer Goods	—	(247,993)
		UltraShort Consumer Services	—	(342,798)
		UltraShort Dow30SM	(30,950,875)	16,799,877
		UltraShort Financials	—	(2,210,609)
		UltraShort FTSE China 50	(10,683,061)	15,840,149
		UltraShort FTSE Europe	(9,000,088)	10,933,574
		UltraShort Gold Miners	(180,992)	(55,161)
		UltraShort Health Care	(360,045)	123,930
		UltraShort Industrials	—	(406,148)
		UltraShort MidCap400	(344,690)	563,874
		UltraShort MSCI Brazil Capped	246,842	(17,755,666)
		UltraShort MSCI EAFE	—	365,246
		UltraShort MSCI Emerging Markets	(3,141,779)	5,328,675
		UltraShort MSCI Japan	—	902,771
		UltraShort Nasdaq Biotechnology	—	814,601
		UltraShort Oil & Gas	1,545,245	8,579,379
		UltraShort QQQ	(71,919,560)	36,031,797
		UltraShort Real Estate	(3,114,146)	(3,079,588)
		UltraShort Russell2000	(22,346,431)	37,643,430
		UltraShort S&P500®	(368,845,517)	299,345,968

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 325

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on Expiration or closing of: futures contracts and non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	UltraShort Semiconductors	—	$(739,774)
		UltraShort SmallCap600	$151,663	315,185
		UltraShort Technology	—	(775,995)
		UltraShort Utilities	—	(1,489,554)

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2019, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships and passive foreign investment companies mark-to-market) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

During the fiscal year ended May 31, 2019, Ultra MSCI Japan paid $1,725,811 in capital gain distributions in December, 2018 to meet the distribution requirements under Subchapter M of the Internal Revenue Code for a prior year. The Fund incurred $164,737 of interest expense related to the distribution which was voluntarily reimbursed by a service provider to the Fund. Such reimbursements are not subject to recoupment in future periods.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

The tax character of distributions paid for the most recent tax years ended October 31, 2018 and October 31, 2017, were as follows:

	Year Ended October 31, 2018				Year Ended October 31, 2017
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Short 7-10 Year Treasury	$270,654	—	—	$270,654	—	—	—	—
Short 20+ Year Treasury	2,615,033	—	—	2,615,033	—	—	—	—
Short Basic Materials	3,369	—	—	3,369	—	—	—	—
Short Dow30SM	1,449,088	—	—	1,449,088	—	—	—	—
Short Financials	29,203	—	—	29,203	—	—	—	—

326 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Year Ended October 31, 2018				Year Ended October 31, 2017
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Short FTSE China 50	$418	—	—	$418	—	—	—	—
Short High Yield	585,920	—	—	585,920	—	—	—	—
Short MidCap400	27,937	—	—	27,937	—	—	—	—
Short MSCI EAFE	27,798	—	—	27,798	—	—	—	—
Short MSCI Emerging Markets	517,939	—	—	517,939	—	—	—	—
Short Oil & Gas	—	—	—	—	—	—	—	—
Short QQQ	2,544,953	—	—	2,544,953	—	—	—	—
Short Real Estate	11,152	—	—	11,152	—	—	—	—
Short Russell2000	2,009,001	—	—	2,009,001	—	—	—	—
Short S&P500®	11,356,424	—	—	11,356,424	—	—	—	—
Short SmallCap600	—	—	—	—	—	—	—	—
Ultra 7-10 Year Treasury	501,586	—	—	501,586	$369,228	—	—	$369,228
Ultra 20+ Year Treasury	496,843	—	—	496,843	474,179	—	—	474,179
Ultra Basic Materials	321,674	—	—	321,674	271,501	—	—	271,501
Ultra Consumer Goods	69,249	—	—	69,249	85,757	—	—	85,757
Ultra Consumer Services	29,664	—	—	29,664	33,816	—	—	33,816
Ultra Dow30SM	3,205,978	—	—	3,205,978	2,972,385	—	—	2,972,385
Ultra Financials	7,711,532	—	—	7,711,532	5,377,051	—	—	5,377,051
Ultra Health Care	328,485	—	—	328,485	—	—	—	—
Ultra High Yield	92,716	—	—	92,716	81,036	—	—	81,036
Ultra Industrials	59,533	—	—	59,533	64,518	—	—	64,518
Ultra MidCap400	583,248	—	—	583,248	348,415	—	—	348,415
Ultra Oil & Gas	1,653,385	—	—	1,653,385	2,681,516	—	—	2,681,516
Ultra QQQ	—	—	—	—	896,995	—	—	896,995
Ultra Real Estate	2,028,845	—	—	2,028,845	1,472,861	—	—	1,472,861
Ultra Russell2000	331,146	—	—	331,146	333,876	—	—	333,876
Ultra S&P500®	13,327,748	—	—	13,327,748	7,489,312	—	—	7,489,312
Ultra Semiconductors	376,190	—	—	376,190	169,827	—	—	169,827
Ultra SmallCap600	1,710	—	—	1,710	17,036	—	—	17,036
Ultra Technology	504,025	—	—	504,025	59,699	—	—	59,699
Ultra Telecommunications	19,187	—	—	19,187	72,909	—	—	72,909
Ultra Utilities	306,781	—	—	306,781	223,352	—	—	223,352
UltraPro Dow30SM	2,504,133	—	—	2,504,133	161,837	—	—	161,837
UltraPro Financial Select Sector	182,790	—	—	182,790	27,292	—	—	27,292
UltraPro MidCap400	8,483	—	—	8,483	4,590	—	—	4,590
UltraPro Russell2000	—	—	—	—	37,781	—	—	37,781
UltraPro S&P500®	3,227,041	—	—	3,227,041	—	—	—	—
UltraPro Short 20+ Year Treasury	129,386	—	—	129,386	—	—	—	—
UltraPro Short Dow30SM	1,701,109	—	—	1,701,109	—	—	—	—

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 327

	Year Ended October 31, 2018				Year Ended October 31, 2017
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
UltraPro Short Financial Select Sector	$1,865	—	—	$1,865	—	—	—	—
UltraPro Short MidCap400	—	—	—	—	—	—	—	—
UltraPro Short Nasdaq Biotechnology	—	—	—	—	—	—	—	—
UltraPro Short QQQ	6,952,361	—	—	6,952,361	—	—	—	—
UltraPro Short Russell2000	444,709	—	—	444,709	—	—	—	—
UltraPro Short S&P500®	6,118,804	—	—	6,118,804	—	—	—	—
UltraShort 7-10 Year Treasury	349,744	—	—	349,744	—	—	—	—
UltraShort 20+ Year Treasury	9,628,641	—	—	9,628,641	—	—	—	—
UltraShort Basic Materials	—	—	—	—	—	—	—	—
UltraShort Consumer Goods	9,196	—	—	9,196	—	—	—	—
UltraShort Consumer Services	7,263	—	—	7,263	—	—	—	—
UltraShort Dow30SM	1,397,292	—	—	1,397,292	—	—	—	—
UltraShort Financials	—	—	—	—	—	—	—	—
UltraShort FTSE China 50	—	—	—	—	—	—	—	—
UltraShort FTSE Europe	—	—	—	—	—	—	—	—
UltraShort Gold Miners	—	—	—	—	—	—	—	—
UltraShort Health Care	113	—	—	113	—	—	—	—
UltraShort Industrials	6,189	—	—	6,189	—	—	—	—
UltraShort MidCap400	12,690	—	—	12,690	—	—	—	—
UltraShort MSCI Brazil Capped	45	—	—	45	—	—	—	—
UltraShort MSCI EAFE	1,415	—	—	1,415	—	—	—	—
UltraShort MSCI Emerging Markets	34,652	—	—	34,652	—	—	—	—
UltraShort MSCI Japan	—	—	—	—	—	—	—	—
UltraShort Nasdaq Biotechnology	32,278	—	—	32,278	—	—	—	—
UltraShort Oil & Gas	11,387	—	—	11,387	—	—	—	—
UltraShort QQQ	3,001,488	—	—	3,001,488	—	—	—	—
UltraShort Real Estate	47,790	—	—	47,790	—	—	—	—
UltraShort Russell2000	645,715	—	—	645,715	—	—	—	—
UltraShort S&P500®	9,731,670	—	—	9,731,670	—	—	—	—
UltraShort Semiconductors	13,955	—	—	13,955	—	—	—	—
UltraShort SmallCap600	9,042	—	—	9,042	—	—	—	—
UltraShort Technology	10,212	—	—	10,212	—	—	—	—
UltraShort Utilities	—	—	—	—	—	—	—	—

328 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

At October 31, 2018 (the Funds' most recent tax year end) the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Short 7-10 Year Treasury	$63,687	—	$(10,029,129)	$1,972,038
Short 20+ Year Treasury	696,768	—	(685,865,669)	33,523,720
Short Basic Materials	1,712	—	(7,464,474)	184,888
Short Dow30SM	349,264	—	(320,309,517)	(15,439,511)
Short Financials	20,234	—	(81,574,898)	(511,997)
Short FTSE China 50	6,015	—	(10,609,940)	(203,947)
Short High Yield	142,736	—	(38,857,697)	(15,066,408)
Short MidCap400	12,310	—	(40,099,953)	(621,766)
Short MSCI EAFE	43,742	—	(112,419,194)	305,500
Short MSCI Emerging Markets	268,359	—	(180,878,268)	9,174,775
Short Oil & Gas	—	—	(5,351,776)	(132,196)
Short QQQ	731,925	—	(405,901,217)	(53,434,320)
Short Real Estate	10,421	—	(25,805,945)	(838,308)
Short Russell2000	419,027	—	(538,112,363)	(14,505,995)
Short S&P500®	2,441,916	—	(2,384,974,278)	(159,191,906)
Short SmallCap600	—	—	(35,109,905)	(721,330)
Ultra 7-10 Year Treasury	74,327	—	(134,506,582)	(2,604,274)
Ultra 20+ Year Treasury	63,084	—	(8,169,077)	(4,817,103)
Ultra Basic Materials	—	—	—	(13,697,003)
Ultra Consumer Goods	—	—	—	(983,728)
Ultra Consumer Services	—	—	—	1,085,098
Ultra Dow30SM	—	—	—	37,236,734
Ultra Financials	1,200,087	—	(16,814,516)	166,226,492
Ultra FTSE China 50	—	—	—	(5,100,683)
Ultra FTSE Europe	—	$208,619	—	(1,221,795)
Ultra Gold Miners	—	—	(5,285,675)	(2,282,891)
Ultra Health Care	—	—	—	(1,320,349)
Ultra High Yield	68,568	—	(112,482)	46,146
Ultra Industrials	—	—	—	(1,643,885)
Ultra MidCap400	—	—	(141,035,337)	(8,176,286)
Ultra MSCI Brazil Capped	14,600	—	(6,728,803)	(6,464,341)
Ultra MSCI EAFE	—	—	(5,911,860)	(1,992,081)
Ultra MSCI Emerging Markets	—	—	(3,850,950)	(9,480,940)
Ultra MSCI Japan	—	547,764	—	(470,436)
Ultra Nasdaq Biotechnology	—	—	(50,590,152)	(75,329,090)
Ultra Oil & Gas	—	—	(42,839,539)	(23,300,473)
Ultra QQQ	—	—	(1,106,734)	11,006,712
Ultra Real Estate	—	—	—	1,026,232
Ultra Russell2000	—	—	(168,733,368)	(18,806,713)
Ultra S&P500®	—	—	—	(121,092,760)
Ultra Semiconductors	—	—	—	(10,375,375)
Ultra SmallCap600	—	—	—	(4,026,685)
Ultra Technology	—	—	—	(9,260,237)
Ultra Telecommunications	12,333	—	(702,724)	134,671
Ultra Utilities	703	—	(511,584)	1,078,946
UltraPro Dow30SM	—	—	—	48,821,556
UltraPro Financial Select Sector	—	—	—	(5,684,739)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 329

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
UltraPro MidCap400	—	—	—	$(3,206,375)
UltraPro Nasdaq Biotechnology	—	—	$(27,239,838)	(6,783,052)
UltraPro QQQ	—	—	(2,451,338)	(36,177,174)
UltraPro Russell2000	—	—	(71,524)	(10,382,196)
UltraPro S&P500®	—	—	—	(32,489,024)
UltraPro Short 20+ Year Treasury	$62,594	—	(113,814,444)	22,505,316
UltraPro Short Dow30SM	433,269	—	(391,611,885)	(59,224,836)
UltraPro Short Financial Select Sector	997	—	(7,237,199)	(628,202)
UltraPro Short MidCap400	357	—	(25,147,204)	224,823
UltraPro Short Nasdaq Biotechnology	—	—	(2,408,566)	(643,037)
UltraPro Short QQQ	1,719,659	—	(1,133,931,748)	(296,526,729)
UltraPro Short Russell2000	83,786	—	(256,652,790)	(13,753,056)
UltraPro Short S&P500®	1,181,247	—	(1,913,238,973)	(154,316,787)
UltraShort 7-10 Year Treasury	128,935	—	(281,895,930)	10,987,317
UltraShort 20+ Year Treasury	2,040,133	—	(5,636,824,858)	221,503,878
UltraShort Basic Materials	—	—	(80,390,939)	(2,110,439)
UltraShort Consumer Goods	2,897	—	(9,677,378)	(52,011)
UltraShort Consumer Services	1,994	—	(27,221,655)	(576,465)
UltraShort Dow30SM	306,906	—	(606,831,436)	(45,150,357)
UltraShort Financials	—	—	(461,754,195)	(379,023)
UltraShort FTSE China 50	20,796	—	(225,805,804)	(5,295,881)
UltraShort FTSE Europe	17,377	—	(199,611,258)	(8,219,170)
UltraShort Gold Miners	—	—	(1,087,172)	731,535
UltraShort Health Care	1,039	—	(9,157,384)	(384,808)
UltraShort Industrials	2,259	—	(17,346,688)	155,667
UltraShort MidCap400	4,872	—	(58,236,532)	(629,844)
UltraShort MSCI Brazil Capped	33,892	—	(51,312,112)	(15,274,069)
UltraShort MSCI EAFE	2,562	—	(22,436,842)	586,322
UltraShort MSCI Emerging Markets	25,513	—	(159,694,881)	(1,037,113)
UltraShort MSCI Japan	—	—	(27,249,783)	266,761
UltraShort Nasdaq Biotechnology	39,035	—	(52,292,581)	(1,594,029)
UltraShort Oil & Gas	21,140	—	(125,704,686)	1,340,697
UltraShort QQQ	726,589	—	(1,335,537,959)	(111,742,263)
UltraShort Real Estate	27,346	—	(274,657,888)	(2,762,014)
UltraShort Russell2000	122,456	—	(688,227,260)	(14,863,824)
UltraShort S&P500®	1,957,289	—	(4,324,545,665)	(234,291,036)
UltraShort Semiconductors	3,825	—	(33,143,267)	(490,328)
UltraShort SmallCap600	3,374	—	(27,170,822)	(503,664)
UltraShort Technology	4,160	—	(23,091,088)	(985,241)
UltraShort Utilities	—	—	(10,709,512)	182,751

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, reclassification on sale of derivatives, designation of tax distributions as a return of capital, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses resulted in reclassifications, as of October 31, 2018 (the Funds' most recent tax year end), among the Funds' components of net assets.

As of October 31, 2018 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, are not subject to expiration, and must be utilized prior to certain, older CLCFs, which are treated as short-term capital losses regardless of whether the originating capital loss was short-term or long-term and do carry an expiration date.

330 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

At October 31, 2018, (the Funds' most recent tax year end), the following Funds had available CLCFs:

	Expiring October 31, 2019	No Expiration Date	Total
Short 7-10 Year Treasury	—	$10,029,129	$10,029,129
Short 20+ Year Treasury	$84,404,610	601,461,059	685,865,669
Short Basic Materials	—	7,464,474	7,464,474
Short Dow30SM	36,036,617	284,272,900	320,309,517
Short Financials	—	81,574,898	81,574,898
Short FTSE China 50	—	10,609,940	10,609,940
Short High Yield	—	38,857,697	38,857,697
Short MidCap400	4,855,600	35,244,353	40,099,953
Short MSCI EAFE	312,450	112,106,744	112,419,194
Short MSCI Emerging Markets	17,217,308	163,660,960	180,878,268
Short Oil & Gas	2,060,582	3,291,194	5,351,776
Short QQQ	61,405,117	344,496,100	405,901,217
Short Real Estate	433,111	25,372,834	25,805,945
Short Russell2000	47,621,957	490,490,406	538,112,363
Short S&P500®	299,866,646	2,085,107,632	2,384,974,278
Short SmallCap600	2,717,874	32,392,031	35,109,905
Ultra 7-10 Year Treasury	—	134,506,582	134,506,582
Ultra 20+ Year Treasury	—	8,169,077	8,169,077
Ultra Financials	16,814,516	—	16,814,516
Ultra Gold Miners	—	5,221,259	5,221,259
Ultra High Yield	—	112,482	112,482
Ultra MidCap400	—	141,035,337	141,035,337
Ultra MSCI Brazil Capped	628,038	6,100,765	6,728,803
Ultra MSCI EAFE	—	5,911,860	5,911,860
Ultra MSCI Emerging Markets	—	3,850,950	3,850,950
Ultra Nasdaq Biotechnology	—	49,396,490	49,396,490
Ultra Oil & Gas	—	42,839,539	42,839,539
Ultra Russell2000	—	168,733,368	168,733,368
Ultra Telecommunications	—	702,724	702,724
Ultra Utilities	—	511,584	511,584
UltraPro Nasdaq Biotechnology	—	27,128,412	27,128,412
UltraPro Short 20+ Year Treasury	—	113,814,444	113,814,444
UltraPro Short Dow30SM	4,829,732	386,782,153	391,611,885
UltraPro Short Financial Select Sector	—	7,237,199	7,237,199
UltraPro Short MidCap400	1,324,062	23,823,142	25,147,204
UltraPro Short Nasdaq Biotechnology	—	2,408,566	2,408,566
UltraPro Short QQQ	33,201,124	1,100,730,624	1,133,931,748
UltraPro Short Russell2000	5,215,974	251,436,816	256,652,790
UltraPro Short S&P500®	146,815,109	1,766,423,864	1,913,238,973
UltraShort 7-10 Year Treasury	143,647,522	138,248,408	281,895,930
UltraShort 20+ Year Treasury	665,676,662	4,971,148,196	5,636,824,858
UltraShort Basic Materials	3,390,037	77,000,902	80,390,939
UltraShort Consumer Goods	2,851,138	6,826,240	9,677,378
UltraShort Consumer Services	9,718,804	17,502,851	27,221,655
UltraShort Dow30SM	125,976,993	480,854,443	606,831,436
UltraShort Financials	—	461,754,195	461,754,195
UltraShort FTSE China 50	—	225,805,804	225,805,804
UltraShort FTSE Europe	9,069,132	190,542,126	199,611,258
UltraShort Gold Miners	—	1,084,084	1,084,084

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 331

	Expiring October 31, 2019	No Expiration Date	Total
UltraShort Health Care	$767,590	$8,389,794	$9,157,384
UltraShort Industrials	—	17,346,688	17,346,688
UltraShort MidCap400	11,668,164	46,568,368	58,236,532
UltraShort MSCI Brazil Capped	—	51,312,112	51,312,112
UltraShort MSCI EAFE	3,521,302	18,915,540	22,436,842
UltraShort MSCI Emerging Markets	9,114,905	150,579,976	159,694,881
UltraShort MSCI Japan	5,554,931	21,694,852	27,249,783
UltraShort Nasdaq Biotechnology	—	52,292,581	52,292,581
UltraShort Oil & Gas	31,249,573	94,455,113	125,704,686
UltraShort QQQ	344,692,522	990,845,437	1,335,537,959
UltraShort Real Estate	76,086,424	198,571,464	274,657,888
UltraShort Russell2000	109,741,367	578,485,893	688,227,260
UltraShort S&P500®	880,883,563	3,443,662,102	4,324,545,665
UltraShort Semiconductors	7,733,357	25,409,910	33,143,267
UltraShort SmallCap600	6,372,373	20,798,449	27,170,822
UltraShort Technology	4,601,521	18,489,567	23,091,088
UltraShort Utilities	1,225,902	9,482,489	10,708,391

At October 31, 2018, (the Funds' most recent tax year end), the following Funds utilized CLCFs, had CLCFs expire un-utilized and/or elected to defer late-year ordinary losses to November 1, 2018:

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Short 7-10 Year Treasury	$814,095	—	—
Short 20+ Year Treasury	21,128,068	$56,583,949	—
Short Basic Materials	—	429,630	—
Short Dow30SM	—	74,285,143	—
Short Financials	—	34,680,899	—
Short FTSE China 50	—	1,040,187	—
Short MidCap400	—	16,663,813	—
Short MSCI EAFE	—	18,597,569	—
Short MSCI Emerging Markets	—	71,205,636	—
Short Oil & Gas	—	2,720,603	—
Short QQQ	—	59,184,627	—
Short Real Estate	—	3,968,005	—
Short Russell2000	—	85,827,210	—
Short S&P500®	—	396,002,468	—
Short SmallCap600	—	9,744,816	—
Ultra Basic Materials	965,695	—	—
Ultra Financials	31,639,084	—	—
Ultra FTSE China 50	6,224,109	—	—
Ultra FTSE Europe	1,717,540	—	—
Ultra Gold Miners	—	—	$64,416
Ultra High Yield	149,231	—	—
Ultra MidCap400	22,262,519	—	—
Ultra MSCI Brazil Capped	2,306,716	542,934	—
Ultra MSCI EAFE	4,326,608	—	—
Ultra MSCI Emerging Markets	6,346,966	—	—
Ultra Nasdaq Biotechnology	—	—	1,193,662
Ultra Oil & Gas	7,473,086	—	—
Ultra QQQ	—	—	1,106,734

332 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Ultra Russell2000	$39,418,369	—	—
Ultra Telecommunications	39,818	—	—
Ultra Utilities	181,383	—	—
UltraPro Nasdaq Biotechnology	1,302,826	—	$111,426
UltraPro QQQ	—	—	2,451,338
UltraPro Russell2000	—	—	71,524
UltraPro Short 20+ Year Treasury	128,643	—	—
UltraPro Short Dow30SM	—	$9,009,922	—
UltraPro Short MidCap400	—	2,821,723	—
UltraPro Short QQQ	—	13,723,268	—
UltraPro Short Russell2000	—	13,054,940	—
UltraPro Short S&P500®	—	80,591,829	—
UltraShort 7-10 Year Treasury	6,531,263	28,917,167	—
UltraShort 20+ Year Treasury	2,088,065	664,186,865	—
UltraShort Basic Materials	—	110,459,179	—
UltraShort Consumer Goods	—	14,284,380	—
UltraShort Consumer Services	—	34,794,753	—
UltraShort Dow30SM	—	278,053,840	—
UltraShort Financials	—	249,724,456	—
UltraShort FTSE China 50	—	131,146,062	—
UltraShort FTSE Europe	—	34,453,744	—
UltraShort Gold Miners	—	—	3,088
UltraShort Health Care	—	2,787,142	—
UltraShort Industrials	—	21,300,428	—
UltraShort MidCap400	—	19,240,979	—
UltraShort MSCI Brazil Capped	—	3,153,137	—
UltraShort MSCI EAFE	—	7,928,513	—
UltraShort MSCI Emerging Markets	—	59,526,996	—
UltraShort MSCI Japan	—	6,349,708	—
UltraShort Nasdaq Biotechnology	—	416,580	—
UltraShort Oil & Gas	—	103,023,193	—
UltraShort QQQ	—	546,154,861	—
UltraShort Real Estate	—	530,523,856	—
UltraShort Russell2000	—	371,431,305	—
UltraShort S&P500®	—	1,614,347,476	—
UltraShort Semiconductors	—	21,740,228	—
UltraShort SmallCap600	—	18,395,839	—
UltraShort Technology	—	17,058,910	—
UltraShort Utilities	—	3,786,581	1,121

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 333

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement. For its investment advisory services, each Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

For the year ended May 31, 2019, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Short 7-10 Year Treasury	0.75%	0.10%	$51,924	—	—	0.95%	September 30, 2019
Short 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2019
Short Basic Materials	0.75	0.10	10,009	$1,335	$55,507	0.95	September 30, 2019
Short Dow30SM	0.75	0.10	60,880	—	—	0.95	September 30, 2019
Short Financials	0.75	0.10	64,708	—	—	0.95	September 30, 2019
Short FTSE China 50	0.75	0.10	47,591	6,345	15,652	0.95	September 30, 2019
Short High Yield	0.75	0.10	60,524	—	—	0.95	September 30, 2019
Short MidCap400	0.75	0.10	63,036	—	—	0.95	September 30, 2019
Short MSCI EAFE	0.75	0.10	61,990	—	—	0.95	September 30, 2019
Short MSCI Emerging Markets	0.75	0.10	56,762	—	—	0.95	September 30, 2019
Short Oil & Gas	0.75	0.10	13,105	1,747	52,425	0.95	September 30, 2019
Short QQQ	0.75	0.10	263,353	—	—	0.95	September 30, 2019
Short Real Estate	0.75	0.10	66,383	—	—	0.95	September 30, 2019
Short Russell2000	0.75	0.10	185,659	—	—	0.95	September 30, 2019
Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2019
Short SmallCap600	0.75	0.10	30,224	4,030	33,328	0.95	September 30, 2019
Ultra 7-10 Year Treasury	0.75	0.10	86,377	—	—	0.95	September 30, 2019
Ultra 20+ Year Treasury	0.75	0.10	89,025	—	—	0.95	September 30, 2019
Ultra Basic Materials	0.75	0.10	100,559	—	—	0.95	September 30, 2019
Ultra Communication Services Select Sector	0.75	0.10	12,445	1,659	15,075	0.95	September 30, 2019
Ultra Consumer Goods	0.75	0.10	56,002	7,467	41,047	0.95	September 30, 2019
Ultra Consumer Services	0.75	0.10	101,721	—	—	0.95	September 30, 2019
Ultra Dow30SM	0.75	0.10	72,956	—	—	0.95	September 30, 2019
Ultra Financials	0.75	0.10	24,946	—	—	0.95	September 30, 2019
Ultra FTSE China 50	0.75	0.10	77,421	—	—	0.95	September 30, 2019
Ultra FTSE Europe	0.75	0.10	58,964	5,385	—	0.95	September 30, 2019
Ultra Gold Miners	0.75	0.10	70,513	9,402	21,994	0.95	September 30, 2019
Ultra Health Care	0.75	0.10	126,665	—	—	0.95	September 30, 2019
Ultra High Yield	0.75	0.10	24,563	3,275	125,654	0.95	September 30, 2019
Ultra Industrials	0.75	0.10	102,479	—	—	0.95	September 30, 2019
Ultra MidCap400	0.75	0.10	126,203	—	—	0.95	September 30, 2019
Ultra MSCI Brazil Capped	0.75	0.10	66,149	364	—	0.95	September 30, 2019
Ultra MSCI EAFE	0.75	0.10	62,761	1,932	—	0.95	September 30, 2019
Ultra MSCI Emerging Markets	0.75	0.10	62,819	—	—	0.95	September 30, 2019
Ultra MSCI Japan	0.75	0.10	55,800	7,440	12,338	0.95	September 30, 2019
Ultra Nasdaq Biotechnology	0.75	0.10	342,737	—	—	0.95	September 30, 2019

334 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Ultra Oil & Gas	0.75%	0.10%	$124,414	—	—	0.95%	September 30, 2019
Ultra QQQ	0.75	0.10	708,003	—	—	0.95	September 30, 2019
Ultra Real Estate	0.75	0.10	115,021	—	—	0.95	September 30, 2019
Ultra Russell2000	0.75	0.10	604,558	—	—	0.95	September 30, 2019
Ultra S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2019
Ultra Semiconductors	0.75	0.10	102,027	—	—	0.95	September 30, 2019
Ultra SmallCap600	0.75	0.10	117,000	—	—	0.95	September 30, 2019
Ultra Technology	0.75	0.10	123,972	—	—	0.95	September 30, 2019
Ultra Telecommunications	0.75	0.10	11,195	$1,493	$91,679	0.95	September 30, 2019
Ultra Utilities	0.75	0.10	100,477	—	—	0.95	September 30, 2019
UltraPro Communication Services Select Sector	0.75	0.10	13,020	1,736	14,500	0.95	September 30, 2019
UltraPro Dow30SM	0.75	0.10	72,207	—	—	0.95	September 30, 2019
UltraPro Financial Select Sector	0.75	0.10	108,494	—	—	0.95	September 30, 2019
UltraPro MidCap400	0.75	0.10	112,644	—	—	0.95	September 30, 2019
UltraPro Nasdaq Biotechnology	0.75	0.10	129,482	—	—	0.95	September 30, 2019
UltraPro QQQ	0.75	0.10	1,281,442	—	—	0.95	September 30, 2019
UltraPro Russell2000	0.75	0.10	779,016	—	—	0.95	September 30, 2019
UltraPro S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2019
UltraPro Short 20+ Year Treasury	0.75	0.10	36,882	—	—	0.95	September 30, 2019
UltraPro Short Communication Services Select Sector	0.75	0.10	9,263	1,235	17,575	0.95	September 30, 2019
UltraPro Short Dow30SM	0.75	0.10	68,813	—	—	0.95	September 30, 2019
UltraPro Short Financial Select Sector	0.75	0.10	8,860	1,181	56,553	0.95	September 30, 2019
UltraPro Short MidCap400	0.75	0.10	16,381	2,184	51,935	0.95	September 30, 2019
UltraPro Short Nasdaq Biotechnology	0.75	0.10	29,621	3,949	32,539	0.95	September 30, 2019
UltraPro Short QQQ	0.75	0.10	410,359	—	—	0.95	September 30, 2019
UltraPro Short Russell2000	0.75	0.10	96,399	—	—	0.95	September 30, 2019
UltraPro Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2019
UltraShort 7-10 Year Treasury	0.75	0.10	21,761	—	—	0.95	September 30, 2019
UltraShort 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2019
UltraShort Basic Materials	0.75	0.10	42,960	5,728	19,938	0.95	September 30, 2019
UltraShort Communication Services Select Sector	0.75	0.10	9,909	1,321	16,918	0.95	September 30, 2019
UltraShort Consumer Goods	0.75	0.10	17,914	2,388	46,629	0.95	September 30, 2019
UltraShort Consumer Services	0.75	0.10	8,263	1,102	58,825	0.95	September 30, 2019
UltraShort Dow30SM	0.75	0.10	78,738	—	—	0.95	September 30, 2019
UltraShort Financials	0.75	0.10	67,664	—	—	0.95	September 30, 2019
UltraShort FTSE China 50	0.75	0.10	81,920	—	—	0.95	September 30, 2019
UltraShort FTSE Europe	0.75	0.10	63,818	—	—	0.95	September 30, 2019
UltraShort Gold Miners	0.75	0.10	21,983	2,931	41,489	0.95	September 30, 2019
UltraShort Health Care	0.75	0.10	12,547	1,673	52,509	0.95	September 30, 2019
UltraShort Industrials	0.75	0.10	20,696	2,760	43,558	0.95	September 30, 2019
UltraShort MidCap400	0.75	0.10	26,997	3,600	39,521	0.95	September 30, 2019
UltraShort MSCI Brazil Capped	0.75	0.10	59,928	—	—	0.95	September 30, 2019
UltraShort MSCI EAFE	0.75	0.10	26,042	3,472	37,289	0.95	September 30, 2019
UltraShort MSCI Emerging Markets	0.75	0.10	64,927	—	—	0.95	September 30, 2019
UltraShort MSCI Japan	0.75	0.10	46,917	6,255	13,217	0.95	September 30, 2019
UltraShort Nasdaq Biotechnology	0.75	0.10	74,103	—	—	0.95	September 30, 2019
UltraShort Oil & Gas	0.75	0.10	65,310	—	—	0.95	September 30, 2019

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 335

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
UltraShort QQQ	0.75%	0.10%	$221,515	—	—	0.95%	September 30, 2019
UltraShort Real Estate	0.75	0.10	79,720	—	—	0.95	September 30, 2019
UltraShort Russell2000	0.75	0.10	115,315	—	—	0.95	September 30, 2019
UltraShort S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2019
UltraShort Semiconductors	0.75	0.10	34,004	$4,534	$30,395	0.95	September 30, 2019
UltraShort SmallCap600	0.75	0.10	20,994	2,799	44,545	0.95	September 30, 2019
UltraShort Technology	0.75	0.10	29,746	3,966	34,955	0.95	September 30, 2019
UltraShort Utilities	0.75	0.10	33,835	4,511	27,611	0.95	September 30, 2019

*  Indicates the Investment Advisory Fee Rate incurred for the period ended May 31, 2019. Funds with a maximum fee rate of 0.75% are subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recoupment. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2019, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2019	2020	2021	2022	2023	2024	Recoupment
Short 7-10 Year Treasury	$71,478	$84,790	$77,466	$37,209	$30,777	$46,833	$348,553
Short Basic Materials	84,361	89,314	83,218	68,669	60,770	46,726	433,058
Short Dow30SM	85,730	122,796	75,022	80,629	56,819	37,142	458,138
Short Financials	78,620	89,064	78,621	60,938	56,880	45,476	409,599
Short FTSE China 50	86,890	105,803	87,428	63,961	64,014	48,573	456,669
Short High Yield	90,021	87,689	32,137	74,384	47,725	43,994	375,950
Short MidCap400	46,552	101,429	68,728	54,461	59,003	43,123	373,296
Short MSCI EAFE	38,609	109,596	81,321	75,099	50,861	44,400	399,886
Short MSCI Emerging Markets	46,344	47,858	81,480	53,542	33,973	44,421	307,618
Short Oil & Gas	83,999	90,741	84,209	62,887	61,322	46,997	430,155
Short QQQ	183,455	233,406	274,650	239,709	217,677	188,732	1,337,629
Short Real Estate	81,400	90,383	80,148	59,167	60,323	45,786	417,207
Short Russell2000	343,588	399,196	311,512	249,456	199,443	118,869	1,622,064
Short SmallCap600	82,583	80,665	82,083	53,416	60,957	46,959	406,663
Ultra 7-10 Year Treasury	225	301,560	97,675	62,536	71,959	60,956	594,911
Ultra 20+ Year Treasury	112,878	117,517	113,192	76,690	73,005	63,573	556,855
Ultra Basic Materials	133,618	133,780	119,544	88,772	101,200	67,262	644,176
Ultra Communication Services Select Sector	—	—	—	—	—	29,179	29,179
Ultra Consumer Goods	141,953	123,914	133,569	97,284	106,550	70,891	674,161
Ultra Consumer Services	140,388	121,105	144,953	96,358	110,784	69,162	682,750
Ultra Dow30SM	111,163	116,980	129,031	59,625	42,175	57,094	516,068
Ultra Financials	120,266	87,854	115,816	—	—	46,546	370,482
Ultra FTSE China 50	94,549	124,083	97,217	68,253	87,846	51,586	523,534
Ultra FTSE Europe	77,927	81,145	85,820	53,612	57,464	45,287	401,255
Ultra Gold Miners	—	42,932	81,240	88,673	91,694	71,240	375,779
Ultra Health Care	148,373	126,289	170,796	93,516	119,750	90,214	748,938
Ultra High Yield	153,421	154,099	156,423	144,442	143,367	105,941	857,693
Ultra Industrials	148,544	118,794	146,680	99,560	117,943	67,229	698,750
Ultra MidCap400	—	114,172	129,296	86,553	98,454	101,660	530,135

336 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Expires September 30,						Total Amount Eligible for
Fund	2019	2020	2021	2022	2023	2024	Recoupment
Ultra MSCI Brazil Capped	$96,173	$91,271	$83,614	$57,727	$57,780	$46,370	$432,935
Ultra MSCI EAFE	83,399	89,290	74,839	58,174	58,330	45,528	409,560
Ultra MSCI Emerging Markets	84,081	106,459	80,090	53,106	55,431	43,830	422,997
Ultra MSCI Japan	87,589	82,399	82,285	54,716	58,663	55,932	421,584
Ultra Nasdaq Biotechnology	352,254	529,605	561,494	352,874	357,572	228,567	2,382,366
Ultra Oil & Gas	129,945	177,389	174,554	121,239	107,939	85,377	796,443
Ultra QQQ	486,230	616,655	561,942	491,411	627,801	488,841	3,272,880
Ultra Real Estate	168,740	128,235	148,427	100,745	122,540	77,332	746,019
Ultra Russell2000	1,116,585	374,496	391,774	678,331	826,508	382,287	3,769,981
Ultra Semiconductors	121,028	123,797	124,455	80,179	96,820	70,294	616,573
Ultra SmallCap600	249,407	96,586	155,955	115,280	150,594	77,770	845,592
Ultra Technology	146,728	152,665	158,577	93,230	134,585	95,119	780,904
Ultra Telecommunications	124,140	124,376	125,319	93,855	91,919	73,397	633,006
Ultra Utilities	123,901	129,009	125,663	94,203	92,407	69,281	634,464
UltraPro Communication Services Select Sector	—	—	—	—	—	29,256	29,256
UltraPro Dow30SM	122,763	126,559	140,127	90,215	19,082	66,343	565,089
UltraPro Financial Select Sector	126,411	147,516	143,647	116,132	101,976	75,529	711,211
UltraPro MidCap400	170,523	108,670	157,746	79,187	135,605	71,695	723,426
UltraPro Nasdaq Biotechnology	—	23,638	180,238	126,025	141,396	85,150	556,447
UltraPro QQQ	427,542	706,840	723,093	561,314	963,595	945,239	4,327,623
UltraPro Russell2000	623,676	492,844	391,157	812,931	764,947	545,071	3,630,626
UltraPro Short 20+ Year Treasury	70,203	79,018	75,991	22,335	22,175	29,459	299,181
UltraPro Short Communication Services Select Sector	—	—	—	—	—	28,073	28,073
UltraPro Short Dow30SM	81,395	105,834	76,852	39,960	91,602	47,358	443,001
UltraPro Short Financial Select Sector	82,107	85,426	88,904	71,708	62,784	46,106	437,035
UltraPro Short MidCap400	84,692	89,478	89,110	62,493	65,192	48,885	439,850
UltraPro Short Nasdaq Biotechnology	—	12,765	58,530	56,113	57,809	45,731	230,948
UltraPro Short QQQ	248,710	293,276	315,811	359,287	290,662	306,476	1,814,222
UltraPro Short Russell2000	114,253	144,666	120,714	103,833	112,751	64,146	660,363
UltraShort 7-10 Year Treasury	38,615	85,893	61,402	3,327	—	21,900	211,137
UltraShort Basic Materials	77,153	91,231	86,014	64,799	63,073	47,604	429,874
UltraShort Communication Services Select Sector	—	—	—	—	—	28,148	28,148
UltraShort Consumer Goods	84,323	89,557	86,611	64,050	61,744	46,690	432,975
UltraShort Consumer Services	83,711	95,919	85,905	64,734	62,218	47,567	440,054
UltraShort Dow30SM	87,817	133,867	89,137	77,135	82,051	47,776	517,783
UltraShort Financials	77,065	117,490	77,079	67,185	61,995	46,022	446,836
UltraShort FTSE China 50	120,606	152,896	111,517	90,082	76,673	55,914	607,688
UltraShort FTSE Europe	59,504	89,329	75,218	62,101	55,794	44,299	386,245
UltraShort Gold Miners	—	42,813	59,955	57,840	62,810	46,237	269,655
UltraShort Health Care	84,447	92,376	85,211	62,982	61,997	46,387	433,400
UltraShort Industrials	84,088	95,818	84,536	61,627	61,531	46,659	434,259
UltraShort MidCap400	81,399	90,108	87,634	61,997	64,164	48,702	434,004
UltraShort MSCI Brazil Capped	91,059	88,159	76,394	63,937	54,325	42,168	416,042
UltraShort MSCI EAFE	93,615	91,412	85,135	59,845	61,180	46,673	437,860
UltraShort MSCI Emerging Markets	89,273	96,601	76,996	62,095	59,291	44,675	428,931
UltraShort MSCI Japan	93,687	92,490	82,432	57,556	60,345	46,097	432,607
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 337

	Expires September 30,						Total Amount Eligible for
Fund	2019	2020	2021	2022	2023	2024	Recoupment
UltraShort Nasdaq Biotechnology	$86,262	$158,156	$143,818	$85,111	$67,576	$49,115	$590,038
UltraShort Oil & Gas	68,373	93,112	76,555	62,586	57,364	45,563	403,553
UltraShort QQQ	276,534	322,567	288,533	246,278	213,623	151,232	1,498,767
UltraShort Real Estate	76,577	145,534	92,020	76,125	68,322	54,668	513,246
UltraShort Russell2000	211,140	225,267	172,946	152,686	127,910	74,944	964,893
UltraShort Semiconductors	84,678	91,302	86,559	61,295	62,679	48,316	434,829
UltraShort SmallCap600	82,593	88,808	87,727	60,768	62,947	47,425	430,268
UltraShort Technology	84,637	94,212	85,165	63,735	62,504	48,069	438,322
UltraShort Utilities	85,144	93,012	84,495	60,181	60,800	45,671	429,303

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custody Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and the related Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

338 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. None of the Funds had any transaction fees for the years ended May 31, 2019 or May 31, 2018.

11. Investment Transactions

For the year ended May 31, 2019, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the ProShares Ultra 20+ Treasury, ProShares Ultra 7-10 Year Treasury Funds), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
Ultra 7-10 Year Treasury	$96,055,495	$96,003,631
Ultra 20+ Year Treasury	65,965,742	60,237,475
Ultra Basic Materials	38,317,185	15,786,504
Ultra Communication Services Select Sector	2,093,433	154,809
Ultra Consumer Goods	6,616,936	154,658
Ultra Consumer Services	24,054,491	1,642,833
Ultra Dow30SM	378,200,855	75,690,427
Ultra Financials	82,627,936	66,155,448
Ultra Gold Miners	1,494,422	1,002,555
Ultra Health Care	79,800,089	11,902,502
Ultra High Yield	19,989	338,395
Ultra Industrials	8,354,372	785,046
Ultra MidCap400	45,800,793	35,872,781
Ultra Nasdaq Biotechnology	86,237,651	82,239,958
Ultra Oil & Gas	11,973,609	14,108,920
Ultra QQQ	1,777,765,506	101,267,589
Ultra Real Estate	110,249,427	6,733,315
Ultra Russell2000	66,754,273	73,052,466
Ultra S&P500®	2,884,462,456	95,649,348
Ultra Semiconductors	22,447,240	16,264,841
Ultra SmallCap600	28,706,592	3,854,923
Ultra Technology	334,513,464	40,614,351
Ultra Telecommunications	2,594,921	5,342,005
Ultra Utilities	3,027,239	539,198
UltraPro Communication Services Select Sector	2,126,101	137,407
UltraPro Dow30SM	348,391,572	7,094,587
UltraPro Financial Select Sector	9,063,596	6,657,908
UltraPro MidCap400	31,668,807	9,152,039
UltraPro Nasdaq Biotechnology	19,678,757	8,001,634
UltraPro QQQ	6,373,888,123	435,162,074
UltraPro Russell2000	248,226,873	19,505,156
UltraPro S&P500®	1,810,946,428	145,012,899

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 339

For the year ended May 31, 2019, the fair value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
Ultra Basic Materials	$41,001,972	$627,528
Ultra Consumer Goods	10,527,802	(41,325)
Ultra Consumer Services	30,297,695	2,311,031
Ultra Dow30SM	398,684,146	39,972,624
Ultra Financials	151,081,421	53,271,069
Ultra Health Care	218,413,232	8,356,042
Ultra Industrials	16,283,201	368,373
Ultra MidCap400	109,517,325	9,129,805
Ultra Nasdaq Biotechnology	261,394,408	29,853,139
Ultra Oil & Gas	38,521,953	2,081,104
Ultra QQQ	2,005,861,606	274,657,874
Ultra Real Estate	120,986,378	1,221,048
Ultra Russell2000	110,177,071	11,758,725
Ultra S&P500®	3,472,387,499	247,443,246
Ultra Semiconductors	32,360,154	2,183,379
Ultra SmallCap600	29,036,019	2,329,990
Ultra Technology	545,679,964	31,166,723
Ultra Utilities	4,867,575	306,943
UltraPro Dow30SM	632,139,584	23,460,410
UltraPro Financial Select Sector	30,182,546	14,754
UltraPro MidCap400	32,333,321	625,359
UltraPro Nasdaq Biotechnology	22,810,686	1,669,385
UltraPro QQQ	5,803,302,485	424,755,466
UltraPro Russell2000	295,088,663	8,054,279
UltraPro S&P500®	2,264,828,920	99,404,764

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2019, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
Ultra Basic Materials	$7,756,774
Ultra Consumer Goods	1,086,047
Ultra Consumer Services	4,644,258
Ultra Dow30SM	16,785,010
Ultra Gold Miners	684,278
Ultra Health Care	157,554,233
Ultra Industrials	1,849,002
Ultra MidCap400	98,893,621
Ultra Nasdaq Biotechnology	156,602,671
Ultra Oil & Gas	35,514,372
Ultra QQQ	348,339,251
Ultra Real Estate	9,651,440
Ultra Russell2000	65,202,985
Ultra S&P500®	408,782,447
Ultra Semiconductors	6,208,242
Ultra SmallCap600	3,024,007
Ultra Technology	226,543,308
Ultra Telecommunications	926,606
Ultra Utilities	2,711,854

340 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Fair Value
UltraPro Dow30SM	$138,119,857
UltraPro Financial Select Sector	6,630,598
UltraPro Nasdaq Biotechnology	7,870,929
UltraPro QQQ	136,511,826
UltraPro Russell2000	35,047,207
UltraPro S&P500®	274,976,888

13. Reverse Share Splits

Effective May 24, 2019, each of ProShares UltraPro Short Dow30SM andProShares UltraPro Short QQQ underwent a 1 for 4 reverse share split and each of ProShares UltraShort Semiconductors and ProShares UltraShort Technology underwent a 1 for 2 reverse share split.

The effect of the reverse share split transactions was to divide the number of outstanding shares of the Funds by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Funds or the value of a shareholder's investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share splits. Additionally, when the application of reverse share splits resulted in fractional shares for beneficial shareholders, a portion of the cost of shares redeemed, as presented in the Statements of Changes in Net Assets, reflects payment of fractional share balances on beneficial shareholder accounts.

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index, and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Leverage Risk

Certain Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the Funds that utilize leverage include either a -3x or 3x multiplier or a -2x or 2x multiplier, a single day adverse price movement approaching 33% or 50%, respectively, in a relevant benchmark, could result in the total loss of an investor's investment.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 341

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund will achieve a high degree of correlation with its index or a multiple or inverse thereof. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. The percentage change of the Fund's NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the percentage change of the Fund's index on such day. A number of other factors may adversely affect a Fund's correlation with its index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While each Fund generally attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its index, with respect to equity funds, its weighting of investment exposure to such securities, financial investments or industries may be different from that of the index. In addition, a Fund may invest in securities or financial investments not included in the index or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its index and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between performance of a Fund and the index and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

Certain Funds will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives, and repurchase agreements, if applicable, entered into by a Fund. A Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations.

At May 31, 2019, the ProShares Short Basic Materials, ProShares Short Oil & Gas, ProShares Ultra 20+ Year Treasury, ProShares Ultra Communication Services Select Sector, ProShares Ultra MSCI EAFE, ProShares Ultra MSCI Japan, ProShares Ultra Telecommunications, ProShares UltraPro Communication Services Select Sector, ProShares UltraPro Nasdaq Biotechnology, ProShares UltraPro QQQ, ProShares UltraPro Russell2000, ProShares UltraPro Short Financial Select Sector, ProShares UltraPro Short Nasdaq Biotechnology, ProShares UltraPro Short Russell2000, ProShares UltraShort Basic Materials, ProShares UltraShort Financials, ProShares UltraShort FTSE China 50, ProShares UltraShort Gold Miners, ProShares UltraShort MSCI EAFE, ProShares UltraShort Nasdaq Biotechnology, ProShares UltraShort Oil & Gas and ProShares UltraShort Russell2000 had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain Funds may seek leveraged, inverse, or inverse leveraged exposure to investments denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

342 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities and/or financial instruments in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities and/or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its index.

•  Debt Instrument Risk

Certain Funds invest in, or seek leveraged, inverse, or inverse leveraged exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of loss to be remote.

16. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., "Lehman") whereby Lehman acted as a counterparty to certain derivative transactions and as a broker-dealer for certain investment transactions. All derivative and brokerage transactions with Lehman were terminated and executed, respectively, prior to September 15, 2008, but certain settlement payments related to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman's bankruptcy proceedings.

To the extent that Lehman, the Securities Investor Protection Corporation ("SIPC") and/or any clearing agency (the "Potential Paying Parties") fail to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Specifically, the Receivables Agreement among the Advisor, ProFund Advisors LLC (an investment adviser affiliated with the Advisor), ProFunds Trust, and the Trust (collectively, the "PF Trusts") (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the fund from Lehman for brokerage transactions and/or written over-the-counter derivatives agreements as of September 15, 2008 (the "Lehman Obligations"). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments under the Receivable Agreement are triggered if any specified fund of a PF Trust does not recover the full amounts owed to it by Lehman following conclusion of all bankruptcy, liquidation and SIPC proceedings relating to Lehman. Management has determined that the Advisor has a sufficient financial ability to cover any shortfall in payments from the Potential Paying Parties, including the full amount of such outstanding balances if necessary. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement and brokerage transaction balances due from Lehman are included in "Due from (to) counterparty" and "Receivable for investments sold", respectively, on the Statements of Assets and Liabilities.

17. Investment Company Modernization

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other Commission disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments include, among other items, to require presentation of the total, rather than the components, of distributable earnings on the balance sheet, to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions and to delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. The adoption had no effect on the Funds' net assets or results of operations. In connection with implementing the changes noted above, the distributions to shareholders during the fiscal year ended May 31, 2018, which were previously reported as distributions from net investment income, have been reclassified as distributions from distributable earnings to conform to the current period presentation on the Statements of Changes in Net Assets.

18. New Accounting Pronouncements

On August 28, 2018, the FASB issued ASU 2018-13, "Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019,

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2019 :: 343

including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08"), Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

19. Subsequent Events

The Board has approved a Plan of Liquidation and Termination for the closure and liquidation of ProShares Ultra Gold Miners and ProShares UltraShort Gold Miners. The funds are expected to halt trading after the close of business on August 5, 2019. Any shareholders remaining in the funds on the distribution date, which is expected to occur on or about August 14, 2019, will automatically have their shares redeemed for cash at the net asset value per share as of the liquidation date.

344 :: MAY 31, 2019 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the ninety-one funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (ninety-one of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the periods listed below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

Short 7-10 Year Treasury (a)

Short 20+ Year Treasury (a)

Short Basic Materials (a)

Short Dow30SM (a)

Short Financials (a)

Short FTSE China 50 (a)

Short High Yield (a)

Short MidCap400 (a)

Short MSCI EAFE (a)

Short MSCI Emerging Markets (a)

Short Oil & Gas (a)

Short QQQ (a)

Short Real Estate (a)

Short Russell2000 (a)

Short S&P500® (a)

Short SmallCap600 (a)

Ultra 7-10 Year Treasury (a)

Ultra 20+ Year Treasury (a)

Ultra Basic Materials (a)

Ultra Communication Services Select Sector (b)

Ultra Consumer Goods (a)

Ultra Consumer Services (a)

Ultra Dow30SM (a)

Ultra Financials*(a)

Ultra FTSE China 50 (a)

Ultra FTSE Europe (a)

Ultra Gold Miners (a)

Ultra Health Care (a)

Ultra High Yield (a)

Ultra Industrials*(a)

Ultra MidCap400*(a)

Ultra MSCI Brazil Capped (a)

Ultra MSCI EAFE (a)

Ultra MSCI Emerging Markets (a)

Ultra MSCI Japan (a)

Ultra Nasdaq Biotechnology*(a)

Ultra Oil & Gas (a)

Ultra QQQ (a)

Ultra Real Estate (a)

Ultra Russell2000*(a)

Ultra S&P500®*(a)

Ultra Semiconductors (a)

Ultra SmallCap600*(a)

Ultra Technology (a)

Ultra Telecommunications (a)

Ultra Utilities (a)

UltraPro Communication Services Select Sector (b)

UltraPro Dow30SM (a)

UltraPro Financial Select Sector (a)

UltraPro MidCap400*(a)

UltraPro Nasdaq Biotechnology*(a)

UltraPro QQQ (a)

UltraPro Russell2000*(a)

UltraPro S&P500®*(a)

UltraPro Short 20+ Year Treasury (a)

UltraPro Short Communication Services Select Sector (b)

UltraPro Short Dow30SM (a)

UltraPro Short Financial Select Sector (a)

UltraPro Short MidCap400 (a)

UltraPro Short Nasdaq Biotechnology (a)

UltraPro Short QQQ® (a)

UltraPro Short Russell2000 (a)

UltraPro Short S&P500® (a)

UltraShort 7-10 Year Treasury (a)

UltraShort 20+ Year Treasury (a)

UltraShort Basic Materials (a)

UltraShort Communication Services Select Sector (b)

UltraShort Consumer Goods (a)

UltraShort Consumer Services (a)

UltraShort Dow30SM (a)

UltraShort Financials (a)

UltraShort FTSE China 50 (a)

UltraShort FTSE Europe (a)

UltraShort Gold Miners (a)

UltraShort Health Care (a)

UltraShort Industrials (a)

UltraShort MidCap400 (a)

UltraShort MSCI Brazil Capped (a)

UltraShort MSCI EAFE (a)

UltraShort MSCI Emerging Markets (a)

UltraShort MSCI Japan (a)

UltraShort Nasdaq Biotechnology (a)

UltraShort Oil & Gas (a)

UltraShort QQQ® (a)

UltraShort Real Estate (a)

UltraShort Russell2000 (a)

UltraShort S&P500® (a)

UltraShort Semiconductors (a)

UltraShort SmallCap600 (a)

UltraShort Technology (a)

UltraShort Utilities (a)

(a)  Statement of assets and liabilities, including the schedule of portfolio investments (or summary schedule of portfolio investments, as indicated with an asterisk) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for the each of the periods indicated therein.

(b)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 15, 2019 (commencement of investment operations) through May 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
July 26, 2019

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

PROSHARES TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 345

At a meeting held on June 6, 2018, the Board of Trustees (the "Board"), including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and ProShare Advisors LLC (the "Advisor") with respect to four new series of the Trust: the ProShares UltraShort Communication Services Select Sector, ProShares UltraPro Short Communication Services Select Sector, ProShares Ultra Communication Services Select Sector and ProShares UltraPro Communication Services Select Sector (the "Funds"). The Funds commenced operations on January 15, 2019. Each Fund is a "geared" fund and seeks daily investment results, before fees and expenses, that correspond to a multiple (i.e., 2x), the inverse (i.e., -1x) or an inverse multiple (i.e., -3x or -2x) of the return of an underlying index for a single day, not for any other period.

The Board, including all of the Independent Trustees, determined that the terms of the Advisory Agreement for each Fund were fair and reasonable and in the best interests of such Fund and its shareholders.

The Board requested, and the Advisor provided, information that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including:

(i)  information about the advisory services that were proposed to be provided by the Advisor with respect to the Funds;

(ii)  the Advisor's Form ADV;

(iii)  biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the various Funds;

(iv)  information regarding each component of the proposed contractual fees with respect to the Funds;

(v)  comparative industry fee data;

(vi)  information about fees and other amounts that were proposed to be received by the Advisor and its affiliates for non-advisory services with respect to the Funds;

(vii)  information regarding the Advisor's trade allocation and best execution policies and procedures;

(viii)  information about the financial condition of the Advisor; and

(ix)  information regarding how the Advisor intends to monitor each Fund's compliance with regulatory requirements and Trust procedures.

The Board evaluated this information and was advised by legal counsel to the Funds, and the Independent Trustees were advised by independent legal counsel with respect to their deliberations. In addition, the Trustees retained the services of an independent consultant to assist in selecting a universe of peer group funds with similar investment strategies, as well as to help them in evaluating information with respect to certain aspects of their review, including the reasonableness of fees proposed to be paid by the Funds. In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

The Board took note of the information that was provided and considered factors they deemed relevant, including, among other things:

(i)  the nature, extent, and quality of the services that were proposed to be provided by the Advisor;

(ii)  the costs of the services to be provided and the potential profits realized by the Advisor from its relationship with the Existing Funds; and

(iii)  the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Extent and Quality of the Advisor's Services

The Board reviewed the nature, extent and quality of the investment advisory services to be performed by the Advisor with respect to the Funds. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively. In particular, the Board considered the following:

•  the investment objective of each Fund and the Advisor's description of the skills needed to manage each Fund;

•  the key features of the Funds, including the unique asset classes and investment strategies of certain Funds, as well as the employment of optimization/sampling techniques necessary to manage certain Funds and develop creation and redemption baskets;

•  the fact that to maintain exposure consistent with each Fund's daily investment objective, each Fund needs to be rebalanced each day, an activity not typical of traditional ETFs or index funds;

•  the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the Funds;

•  the structure of the portfolio staff compensation program and the incentives it is intended to provide;

•  the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas;

•  the Advisor's development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds' ability to meet their stated investment objectives and minimize counterparty risk;

346 :: BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) PROSHARES TRUST

•  a significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years; and

•  the Advisor's ability to manage the Funds in a tax efficient manner, which is more challenging for geared ETFs than for traditional ETFs.

The Board considered that the Advisor will oversee the operations of the Funds, including oversight of the Funds' service providers, and will provide compliance services to the Funds.

Based upon its review, the Board , including all of the Independent Trustees, concluded that (i) the investment advisory services to be provided by the Advisor were expected to be of high quality, (ii) the Advisor has successfully achieved the investment goals of the existing operational funds in the Trust, and (iii) it was generally satisfied with the nature, quality and extent of services expected to be provided to the Funds.

Comparison of Services and Fees

The Advisor presented information about the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services to be provided to the Funds by or at the expense of the Advisor, the costs of these services and the comparability to the fees paid by other investment companies, including ETFs, offering strategies similar in nature and extent to the Funds. The Board discussed the methodology used to prepare the comparative fee data for each Fund and the potential limitations of such data. The Advisor presented information about the significant drivers of cost.

The Board reviewed information prepared by the independent consultant comparing management and expense information for each Fund to that of a peer group (the "Peer Group") determined by the consultant. The Board reviewed Peer Group and category information prepared by the consultant comparing the contractual advisory fee rate to be paid by the Funds to other funds with investment objectives most similar to the Funds. The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) funds with substantially similar objectives and strategies may be available. Notwithstanding this difficulty, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor's proposed fees.

The Board recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in the services that are included in the fees paid by other ETFs. The Board concluded that the Funds' fee rates were reasonable given the services proposed to be provided and the fees charged by the Peer Group.

Profitability

The Board discussed the Advisor's profit margin, including the methodology used in the Advisor's profitability analysis. The Independent Trustees met in Executive Session with Independent Trustee Counsel to discuss and evaluate the information provided by the Advisor and the independent consultant. The Board considered the significant drivers of cost incurred by or expected to be incurred by the Advisor in managing the Funds, including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Funds.

Based on its review, the Board, including all of the Independent Trustees, concluded that the profitability to the Advisor of the Advisory Agreement was reasonable in light of the services and benefits expected to be provided to the Funds.

Investment Performance of the Funds and the Advisor

The Trustees noted that the Funds had not yet commenced operations and, as such, there was no performance information to consider.

Economies of Scale

The Board considered the Funds' fee arrangements with the Advisor and discussed potential economies of scale associated with certain costs, and how and when shareholders might benefit from economies of scale. The Board considered that each Fund covered by the Advisory Agreement pays the Advisor an annual investment advisory fee of 0.75% of average daily net assets, and that, pursuant to a contractual three year waiver, the Advisor has agreed to reduce each such Fund's annual investment advisory fee by 0.05% on assets in excess of $4.0 billion up to $5.5 billion, 0.10% on assets in excess of $5.5 billion up to $7.0 billion, 0.15% on assets in excess of $7.0 billion up to $8.5 billion, and 0.20% on assets in excess of $8.5 billion, through at least September 30, 2019.

Other Benefits

The Independent Trustees also considered any indirect, or "fall-out," benefits of the Advisor or its affiliates to be derived from the relationship to the Funds but concluded that such benefits were relatively insignificant.

Conclusions

The Board, including all of the Independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to approve the Advisory Agreement and that the terms of the Advisory Agreement for each Fund were fair and reasonable.

PROSHARES TRUST BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED) :: 347

Federal Tax Information

Pursuant to Section 853 of the Internal Revenue Code, the Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. In addition, these funds have derived net income from foreign countries. For the tax year ended October 31, 2018, the following funds had foreign tax credit and foreign source income:

Fund	Foreign Tax Credit	Foreign Source Income
Ultra Gold Miners	$4,440	$—

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2018, the Trust does not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The funds designate up to the maximum amount of Qualified Short Term Gains.

Funds with Equalization

For the tax year ended October 31, 2018, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Funds	Long-Term
Ultra FTSE China 50	$4,809,843
Ultra FTSE Europe	1,456,309
Ultra MSCI Japan	523,053
Ultra S&P500®	3,117,881
UltraPro Dow30SM	273,203
UltraPro QQQ	17,457,696
UltraPro S&P500®	2,018,812

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (Form N-Q for filings prior to March 1, 2019). The Trust's Form N-PORT will be available on the SEC's Website at http://www.sec.gov. The Trust's Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

348 :: MISC. INFORMATION (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (121) ProFunds (112) Access One Trust (3)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProShares (121) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (121) ProFunds (112) Access One Trust (3)	NAIOP (The Commercial Real Estate Development Association)
Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the Advisor (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (121) ProFunds (112) Access One Trust (3)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 349

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Troy A. Sheets 690 Taylor Road, Suite 210 Gahanna, OH 43230 Birth Date: 5/71	Treasurer	Indefinite; September 2017 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016)
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present

Counsel and Chief Compliance Officer of the ProShare Advisors (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, Wisdom Tree Asset Management (October 2010 to October 2012)

350 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Geared ETFs seek returns that are either 3x, 2x, -1x, -2x or -3x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with larger or inverse multiples and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"QQQ", "NASDAQ-100®" and "NASDAQ Biotechnology Index®" are trademarks of The NASDAQ OMX Group, Inc. "Standard & Poor's®", "S&P®", "S&P 500®", "S&P MidCap 400®", "S&P SmallCap 600®", "Standard & Poor's 500®", "S&P 500® VIX® Short-Term Futures IndexTM", "S&P 500® VIX® Mid-Term Futures IndexTM", certain "S&P Select Industry Indices", "Dow Jones Index", "DJ", "Dow Jones Industrial AverageSM", "The Dow 30SM", "Dow Jones U.S. Sector Indexes", "Dow Jones Select Sector Indexes" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Index" and "Russell®" are trademarks of Russell Investment Group. "MSCI", "MSCI Inc.", "MSCI Index" and "EAFE" are service marks of MSCI. "ICE U.S. 7-10 Year Bond IndexTM" and "ICE U.S. 20+ Year Bond IndexTM" are trademarks of Intercontinental Exchange, Inc. "iBoxx®" is a registered trademark of Markit Indices Limited. The "NYSE Arca Gold Miners IndexSM" is a service mark of NYSE or its affiliates. All have been licensed for use by ProShares. "VIX®" is a trademark of the Chicago Board Options Exchange, Incorporated ("CBOE") and CBOE has agreed that S&P Dow Jones Indices LLC may use the "VIX®" trademark in the names of the Indexes as licensed to ProShares. "S&P®" is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and "Dow Jones®" is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2019 ProShare Advisors LLC. All rights reserved.   PSGAN0519

Item 2. Code Of Ethics.

As of the end of the period, May 31, 2019, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1). There were no amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that William D. Fertig is an audit committee financial expert, as defined in Item 3 of Form N-CSR. William D. Fertig is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the fiscal year ended May 31, 2019, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,684,385 for professional services rendered for the audit of the Funds’ annual financial statements and review of financial statements included in the Funds’ annual report to shareholders.

For the fiscal year ended May 31, 2018, PwC billed the Funds aggregate fees of $1,607,195 for professional services rendered for the audit of the Funds’ annual financial statements and review of financial statements included in the Funds’ annual report to shareholders.

(b)                                 Audit Related Fees

For the fiscal year ended May 31, 2019, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended May 31, 2018, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under the section Audit Fees above.

(c)                                  Tax Fees

For the fiscal year ended May 31, 2019, PwC billed the Funds aggregate fees of $682,350 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

For the fiscal year ended May 31, 2018, PwC billed the Funds aggregate fees of $674,030 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and review of the Funds’ calculations of capital gain and income distributions.

(d)                                 All Other Fees

For the fiscal year ended May 31, 2019, PwC did not bill the Funds any fees for products and services other than those disclosed above.

For the fiscal year ended May 31, 2018, PwC did not bill the Funds any fees for products and services other than those disclosed above.

(e)(1)                   The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)                   For the fiscal years ended May 31, 2019 and May 31, 2018, the Funds’ Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by PwC.

(f)                                   No disclosures are required for this Item 4(f).

(g)                                  For the fiscal year ended May 31, 2019, PwC billed aggregate non-audit fees to the Funds of $682,350 as disclosed in Items 4(b), 4(c) and 4(d) above. During this period PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

For the fiscal year ended May 31, 2018, PwC billed aggregate non-audit fees to the Funds of $674,030 as disclosed in Items 4(b), 4(c) and 4(d) above. During this period PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC.

(h)                                 The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)         The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designed audit committee established in accordance with Section 3(s)(58(A) of the Exchange Act of 1934. The registrant’s audit committee members are Michael C. Wachs, Russell S. Reynolds, III and William D. Fertig.

(b)         Not applicable.

Item 6. Investments

(a)         Schedule I — Investments in Securities of Unaffiliated Issuers

For those Funds which utilized the Summary Schedule of Investments in the annual report, full schedules of investments are included below.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS - 9.1%

Aerospace & Defense - 0.2%
Arconic, Inc.	51	1,117
Boeing Co. (The)	66	22,546
General Dynamics Corp.	34	5,468
Harris Corp.	15	2,808
Huntington Ingalls Industries, Inc.	5	1,025
L3 Technologies, Inc.	10	2,420
Lockheed Martin Corp.	31	10,495
Northrop Grumman Corp.	21	6,368
Raytheon Co.	36	6,282
Textron, Inc.	30	1,359
TransDigm Group, Inc.*	6	2,646
United Technologies Corp.	102	12,883
		75,417
Air Freight & Logistics - 0.1%
CH Robinson Worldwide, Inc.	17	1,354
Expeditors International of Washington, Inc.	22	1,531
FedEx Corp.	30	4,628
United Parcel Service, Inc., Class B	88	8,177
		15,690
Airlines - 0.0%(a)
Alaska Air Group, Inc.	16	931
American Airlines Group, Inc.	50	1,362
Delta Air Lines, Inc.	78	4,017
Southwest Airlines Co.	63	2,999
United Continental Holdings, Inc.*	28	2,174
		11,483
Auto Components - 0.0%(a)
Aptiv plc	33	2,113
BorgWarner, Inc.	26	923
		3,036
Automobiles - 0.0%(a)
Ford Motor Co.	493	4,693
General Motors Co.	165	5,501
Harley-Davidson, Inc.	20	655
		10,849
Banks - 0.5%
Bank of America Corp.	1,133	30,138
BB&T Corp.	96	4,488
Citigroup, Inc.	297	18,459
Citizens Financial Group, Inc.	58	1,890
Comerica, Inc.	20	1,376
Fifth Third Bancorp	97	2,570
First Republic Bank	21	2,037
Huntington Bancshares, Inc.	132	1,670
JPMorgan Chase & Co.	413	43,761
KeyCorp	127	2,028
M&T Bank Corp.	17	2,713
People’s United Financial, Inc.	50	768
PNC Financial Services Group, Inc. (The)	57	7,254
Regions Financial Corp.	128	1,770
SunTrust Banks, Inc.	56	3,361
SVB Financial Group*	7	1,410
US Bancorp	190	9,538
Wells Fargo & Co.	516	22,895
Zions Bancorp NA	23	991
		159,117
Beverages - 0.2%
Brown-Forman Corp., Class B	21	1,050
Coca-Cola Co. (The)	485	23,828
Constellation Brands, Inc., Class A	21	3,705
Molson Coors Brewing Co., Class B	24	1,320
Monster Beverage Corp.*	49	3,031
PepsiCo, Inc.	177	22,656
		55,590
Biotechnology - 0.2%
AbbVie, Inc.	186	14,268
Alexion Pharmaceuticals, Inc.*	28	3,183
Amgen, Inc.	78	13,003
Biogen, Inc.*	25	5,482
Celgene Corp.*	89	8,347
Gilead Sciences, Inc.	161	10,022
Incyte Corp.*	22	1,730
Regeneron Pharmaceuticals, Inc.*	10	3,017
Vertex Pharmaceuticals, Inc.*	32	5,318
		64,370
Building Products - 0.0%(a)
Allegion plc	12	1,165
AO Smith Corp.	18	729
Fortune Brands Home & Security, Inc.	18	865
Johnson Controls International plc	115	4,430
Masco Corp.	37	1,292
		8,481
Capital Markets - 0.3%
Affiliated Managers Group, Inc.	7	587
Ameriprise Financial, Inc.	17	2,350
Bank of New York Mellon Corp. (The)	111	4,739
BlackRock, Inc.	15	6,233
Cboe Global Markets, Inc.	14	1,520
Charles Schwab Corp. (The)	150	6,242
CME Group, Inc.	45	8,645
E*TRADE Financial Corp.	31	1,389
Franklin Resources, Inc.	37	1,177
Goldman Sachs Group, Inc. (The)	43	7,847
Intercontinental Exchange, Inc.	72	5,919
Invesco Ltd.	50	977
Moody’s Corp.	21	3,840
Morgan Stanley	164	6,673
MSCI, Inc.	11	2,420
Nasdaq, Inc.	15	1,360
Northern Trust Corp.	28	2,395
Raymond James Financial, Inc.	16	1,321
S&P Global, Inc.	31	6,630
State Street Corp.	48	2,652
T. Rowe Price Group, Inc.	30	3,034
		77,950
Chemicals - 0.2%
Air Products & Chemicals, Inc.	28	5,701
Albemarle Corp.	13	823
Celanese Corp.	16	1,519
CF Industries Holdings, Inc.	28	1,127
Dow, Inc.	95	4,442
DowDuPont, Inc.	284	8,668
Eastman Chemical Co.	18	1,169
Ecolab, Inc.	32	5,891
FMC Corp.	17	1,249

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
International Flavors & Fragrances, Inc.	13	1,760
Linde plc	69	12,458
LyondellBasell Industries NV, Class A	38	2,821
Mosaic Co. (The)	45	966
PPG Industries, Inc.	30	3,139
Sherwin-Williams Co. (The)	10	4,194
		55,927
Commercial Services & Supplies - 0.0%(a)
Cintas Corp.	11	2,440
Copart, Inc.*	25	1,787
Republic Services, Inc.	27	2,284
Rollins, Inc.	19	714
Waste Management, Inc.	49	5,358
		12,583
Communications Equipment - 0.1%
Arista Networks, Inc.*	7	1,712
Cisco Systems, Inc.	555	28,877
F5 Networks, Inc.*	7	924
Juniper Networks, Inc.	44	1,083
Motorola Solutions, Inc.	21	3,149
		35,745
Construction & Engineering - 0.0%(a)
Fluor Corp.	18	499
Jacobs Engineering Group, Inc.	15	1,129
Quanta Services, Inc.	18	626
		2,254
Construction Materials - 0.0%(a)
Martin Marietta Materials, Inc.	8	1,684
Vulcan Materials Co.	17	2,124
		3,808
Consumer Finance - 0.1%
American Express Co.	87	9,980
Capital One Financial Corp.	59	5,066
Discover Financial Services	41	3,056
Synchrony Financial	82	2,758
		20,860
Containers & Packaging - 0.0%(a)
Avery Dennison Corp.	11	1,145
Ball Corp.	42	2,578
International Paper Co.	50	2,074
Packaging Corp. of America	12	1,069
Sealed Air Corp.	20	838
Westrock Co.	32	1,043
		8,747
Distributors - 0.0%(a)
Genuine Parts Co.	18	1,780
LKQ Corp.*	40	1,026
		2,806
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	26	683

Diversified Financial Services - 0.2%
Berkshire Hathaway, Inc., Class B*	245	48,368
Jefferies Financial Group, Inc.	33	583
		48,951
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	919	28,103
CenturyLink, Inc.	120	1,254
Verizon Communications, Inc.	521	28,316
		57,673
Electric Utilities - 0.2%
Alliant Energy Corp.	30	1,424
American Electric Power Co., Inc.	62	5,339
Duke Energy Corp.	92	7,876
Edison International	41	2,434
Entergy Corp.	24	2,330
Evergy, Inc.	32	1,860
Eversource Energy	40	2,954
Exelon Corp.	122	5,866
FirstEnergy Corp.	64	2,639
NextEra Energy, Inc.	60	11,893
Pinnacle West Capital Corp.	14	1,315
PPL Corp.	91	2,708
Southern Co. (The)	130	6,955
Xcel Energy, Inc.	65	3,727
		59,320
Electrical Equipment - 0.1%
AMETEK, Inc.	29	2,375
Eaton Corp. plc	53	3,948
Emerson Electric Co.	78	4,698
Rockwell Automation, Inc.	15	2,233
		13,254
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp., Class A	38	3,306
Corning, Inc.	99	2,855
FLIR Systems, Inc.	17	821
IPG Photonics Corp.*	4	501
Keysight Technologies, Inc.*	24	1,803
TE Connectivity Ltd.	43	3,622
		12,908
Energy Equipment & Services - 0.0%(a)
Baker Hughes a GE Co.	65	1,391
Halliburton Co.	110	2,342
Helmerich & Payne, Inc.	14	685
National Oilwell Varco, Inc.	48	1,001
Schlumberger Ltd.	175	6,071
TechnipFMC plc	54	1,123
		12,613
Entertainment - 0.2%
Activision Blizzard, Inc.	96	4,164
Electronic Arts, Inc.*	38	3,537
Netflix, Inc.*	55	18,880
Take-Two Interactive Software, Inc.*	14	1,514
Viacom, Inc., Class B	45	1,306
Walt Disney Co. (The)	220	29,049
		58,450
Equity Real Estate Investment Trusts (REITs) - 0.3%
Alexandria Real Estate Equities, Inc.	14	2,050
American Tower Corp.	56	11,691
Apartment Investment & Management Co., Class A	20	999
AvalonBay Communities, Inc.	17	3,451
Boston Properties, Inc.	19	2,486
Crown Castle International Corp.	52	6,761
Digital Realty Trust, Inc.	26	3,061
Duke Realty Corp.	45	1,354
Equinix, Inc.	11	5,344
Equity Residential	47	3,599
Essex Property Trust, Inc.	8	2,334
Extra Space Storage, Inc.	16	1,715
Federal Realty Investment Trust	9	1,177

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
HCP, Inc.	60	1,903
Host Hotels & Resorts, Inc.	93	1,684
Iron Mountain, Inc.	36	1,103
Kimco Realty Corp.	53	922
Macerich Co. (The)	13	472
Mid-America Apartment Communities, Inc.	14	1,598
Prologis, Inc.	80	5,894
Public Storage	19	4,520
Realty Income Corp.	38	2,663
Regency Centers Corp.	21	1,385
SBA Communications Corp.*	14	3,030
Simon Property Group, Inc.	39	6,321
SL Green Realty Corp.	11	946
UDR, Inc.	35	1,567
Ventas, Inc.	45	2,893
Vornado Realty Trust	22	1,457
Welltower, Inc.	49	3,980
Weyerhaeuser Co.	94	2,143
		90,503
Food & Staples Retailing - 0.1%
Costco Wholesale Corp.	56	13,417
Kroger Co. (The)	101	2,304
Sysco Corp.	60	4,129
Walgreens Boots Alliance, Inc.	101	4,983
Walmart, Inc.	180	18,259
		43,092
Food Products - 0.1%
Archer-Daniels-Midland Co.	71	2,721
Campbell Soup Co.	24	871
Conagra Brands, Inc.	61	1,633
General Mills, Inc.	75	3,708
Hershey Co. (The)	18	2,375
Hormel Foods Corp.	34	1,343
JM Smucker Co. (The)	14	1,702
Kellogg Co.	32	1,682
Kraft Heinz Co. (The)	78	2,157
Lamb Weston Holdings, Inc.	18	1,066
McCormick & Co., Inc. (Non-Voting)	15	2,340
Mondelez International, Inc., Class A	182	9,255
Tyson Foods, Inc., Class A	37	2,808
		33,661
Gas Utilities - 0.0%(a)
Atmos Energy Corp.	15	1,527

Health Care Equipment & Supplies - 0.3%
Abbott Laboratories	222	16,901
ABIOMED, Inc.*	6	1,572
Align Technology, Inc.*	9	2,559
Baxter International, Inc.	60	4,406
Becton Dickinson and Co.	34	7,937
Boston Scientific Corp.*	175	6,722
Cooper Cos., Inc. (The)	6	1,787
Danaher Corp.	79	10,429
DENTSPLY SIRONA, Inc.	28	1,508
Edwards Lifesciences Corp.*	26	4,438
Hologic, Inc.*	34	1,496
IDEXX Laboratories, Inc.*	11	2,748
Intuitive Surgical, Inc.*	14	6,508
Medtronic plc	169	15,646
ResMed, Inc.	18	2,054
Stryker Corp.	39	7,146
Teleflex, Inc.	6	1,730
Varian Medical Systems, Inc.*	11	1,389
Zimmer Biomet Holdings, Inc.	26	2,962
		99,938
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp.	20	1,557
Anthem, Inc.	32	8,895
Cardinal Health, Inc.	38	1,599
Centene Corp.*	52	3,003
Cigna Corp.	48	7,105
Covetrus, Inc.*	1	25
CVS Health Corp.	164	8,589
DaVita, Inc.*	16	695
HCA Healthcare, Inc.	34	4,113
Henry Schein, Inc.*	19	1,225
Humana, Inc.	17	4,162
Laboratory Corp. of America Holdings*	12	1,951
McKesson Corp.	24	2,931
Quest Diagnostics, Inc.	17	1,630
UnitedHealth Group, Inc.	121	29,258
Universal Health Services, Inc., Class B	11	1,315
WellCare Health Plans, Inc.*	6	1,657
		79,710
Health Care Technology - 0.0%(a)
Cerner Corp.*	41	2,869

Hotels, Restaurants & Leisure - 0.2%
Carnival Corp.	50	2,560
Chipotle Mexican Grill, Inc.*	3	1,980
Darden Restaurants, Inc.	16	1,861
Hilton Worldwide Holdings, Inc.	37	3,309
Marriott International, Inc., Class A	36	4,494
McDonald’s Corp.	97	19,232
MGM Resorts International	64	1,589
Norwegian Cruise Line Holdings Ltd.*	27	1,477
Royal Caribbean Cruises Ltd.	22	2,679
Starbucks Corp.	157	11,941
Wynn Resorts Ltd.	12	1,288
Yum! Brands, Inc.	39	3,992
		56,402
Household Durables - 0.0%(a)
DR Horton, Inc.	43	1,839
Garmin Ltd.	15	1,147
Leggett & Platt, Inc.	17	604
Lennar Corp., Class A	36	1,788
Mohawk Industries, Inc.*	8	1,084
Newell Brands, Inc.	49	657
PulteGroup, Inc.	32	992
Whirlpool Corp.	8	919
		9,030
Household Products - 0.2%
Church & Dwight Co., Inc.	31	2,307
Clorox Co. (The)	16	2,381
Colgate-Palmolive Co.	109	7,589
Kimberly-Clark Corp.	43	5,499
Procter & Gamble Co. (The)	316	32,519
		50,295
Independent Power and Renewable Electricity Producers - 0.0%(a)
AES Corp.	84	1,327

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
NRG Energy, Inc.	35	1,192
		2,519
Industrial Conglomerates - 0.1%
3M Co.	73	11,662
General Electric Co.	1,098	10,365
Honeywell International, Inc.	92	15,116
Roper Technologies, Inc.	13	4,471
		41,614
Insurance - 0.2%
Aflac, Inc.	95	4,873
Allstate Corp. (The)	42	4,011
American International Group, Inc.	110	5,618
Aon plc	30	5,402
Arthur J Gallagher & Co.	23	1,937
Assurant, Inc.	8	800
Chubb Ltd.	58	8,472
Cincinnati Financial Corp.	19	1,866
Everest Re Group Ltd.	5	1,238
Hartford Financial Services Group, Inc. (The)	45	2,370
Lincoln National Corp.	26	1,546
Loews Corp.	35	1,798
Marsh & McLennan Cos., Inc.	64	6,118
MetLife, Inc.	121	5,591
Principal Financial Group, Inc.	33	1,702
Progressive Corp. (The)	74	5,867
Prudential Financial, Inc.	52	4,804
Torchmark Corp.	13	1,112
Travelers Cos., Inc. (The)	33	4,804
Unum Group	27	850
Willis Towers Watson plc	16	2,808
		73,587
Interactive Media & Services - 0.5%
Alphabet, Inc., Class A*	38	42,047
Alphabet, Inc., Class C*	39	43,042
Facebook, Inc., Class A*	301	53,418
TripAdvisor, Inc.*	13	550
Twitter, Inc.*	92	3,352
		142,409
Internet & Direct Marketing Retail - 0.3%
Amazon.com, Inc.*	52	92,304
Booking Holdings, Inc.*	6	9,937
eBay, Inc.	108	3,880
Expedia Group, Inc.	15	1,725
		107,846
IT Services - 0.5%
Accenture plc, Class A	80	14,246
Akamai Technologies, Inc.*	21	1,582
Alliance Data Systems Corp.	6	825
Automatic Data Processing, Inc.	55	8,807
Broadridge Financial Solutions, Inc.	15	1,873
Cognizant Technology Solutions Corp., Class A	73	4,521
DXC Technology Co.	34	1,616
Fidelity National Information Services, Inc.	41	4,932
Fiserv, Inc.*	49	4,207
FleetCor Technologies, Inc.*	11	2,840
Gartner, Inc.*	11	1,664
Global Payments, Inc.	20	3,081
International Business Machines Corp.	112	14,223
Jack Henry & Associates, Inc.	10	1,312
Mastercard, Inc., Class A	114	28,670
Paychex, Inc.	40	3,432
PayPal Holdings, Inc.*	148	16,243
Total System Services, Inc.	21	2,594
VeriSign, Inc.*	13	2,535
Visa, Inc., Class A	221	35,654
Western Union Co. (The)	55	1,067
		155,924
Leisure Products - 0.0%(a)
Hasbro, Inc.	15	1,427
Mattel, Inc.*(b)	44	434
		1,861
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	40	2,682
Illumina, Inc.*	19	5,831
IQVIA Holdings, Inc.*	20	2,717
Mettler-Toledo International, Inc.*	3	2,169
PerkinElmer, Inc.	14	1,209
Thermo Fisher Scientific, Inc.	51	13,616
Waters Corp.*	9	1,807
		30,031
Machinery - 0.1%
Caterpillar, Inc.	73	8,746
Cummins, Inc.	18	2,714
Deere & Co.	40	5,607
Dover Corp.	18	1,609
Flowserve Corp.	17	790
Fortive Corp.	37	2,818
Illinois Tool Works, Inc.	38	5,306
Ingersoll-Rand plc	31	3,669
PACCAR, Inc.	44	2,896
Parker-Hannifin Corp.	16	2,437
Pentair plc	20	696
Snap-on, Inc.	7	1,091
Stanley Black & Decker, Inc.	19	2,417
Wabtec Corp.	20	1,248
Xylem, Inc.	23	1,707
		43,751
Media - 0.1%
CBS Corp. (Non-Voting), Class B	44	2,124
Charter Communications, Inc., Class A*	22	8,290
Comcast Corp., Class A	570	23,370
Discovery, Inc., Class A*	20	545
Discovery, Inc., Class C*	45	1,154
DISH Network Corp., Class A*	29	1,047
Fox Corp., Class A	44	1,550
Fox Corp., Class B	20	694
Interpublic Group of Cos., Inc. (The)	49	1,040
News Corp., Class A	49	558
News Corp., Class B	16	187
Omnicom Group, Inc.	28	2,166
		42,725
Metals & Mining - 0.0%(a)
Freeport-McMoRan, Inc.	183	1,777
Newmont Goldcorp Corp.	103	3,408
Nucor Corp.	39	1,872
		7,057
Multiline Retail - 0.1%
Dollar General Corp.	33	4,200
Dollar Tree, Inc.*	30	3,048

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Kohl’s Corp.	21	1,036
Macy’s, Inc.	39	802
Nordstrom, Inc.	14	438
Target Corp.	66	5,310
		14,834
Multi-Utilities - 0.1%
Ameren Corp.	31	2,273
CenterPoint Energy, Inc.	63	1,792
CMS Energy Corp.	36	2,020
Consolidated Edison, Inc.	40	3,452
Dominion Energy, Inc.	101	7,593
DTE Energy Co.	23	2,886
NiSource, Inc.	47	1,309
Public Service Enterprise Group, Inc.	64	3,761
Sempra Energy	35	4,601
WEC Energy Group, Inc.	40	3,222
		32,909
Oil, Gas & Consumable Fuels - 0.4%
Anadarko Petroleum Corp.	63	4,433
Apache Corp.	47	1,225
Cabot Oil & Gas Corp.	53	1,326
Chevron Corp.	240	27,324
Cimarex Energy Co.	13	744
Concho Resources, Inc.	25	2,450
ConocoPhillips	143	8,431
Devon Energy Corp.	55	1,384
Diamondback Energy, Inc.	19	1,863
EOG Resources, Inc.	73	5,977
Exxon Mobil Corp.	534	37,791
Hess Corp.	32	1,788
HollyFrontier Corp.	20	760
Kinder Morgan, Inc.	246	4,908
Marathon Oil Corp.	103	1,355
Marathon Petroleum Corp.	85	3,909
Noble Energy, Inc.	61	1,306
Occidental Petroleum Corp.	95	4,728
ONEOK, Inc.	52	3,308
Phillips 66	53	4,282
Pioneer Natural Resources Co.	21	2,981
Valero Energy Corp.	53	3,731
Williams Cos., Inc. (The)	153	4,036
		130,040
Personal Products - 0.0%(a)
Coty, Inc., Class A	57	703
Estee Lauder Cos., Inc. (The), Class A	28	4,509
		5,212
Pharmaceuticals - 0.4%
Allergan plc	39	4,755
Bristol-Myers Squibb Co.	206	9,346
Eli Lilly & Co.	109	12,637
Johnson & Johnson	336	44,066
Merck & Co., Inc.	326	25,823
Mylan NV*	65	1,092
Nektar Therapeutics*	22	689
Perrigo Co. plc	16	672
Pfizer, Inc.	700	29,064
Zoetis, Inc.	60	6,063
		134,207
Professional Services - 0.0%(a)
Equifax, Inc.	15	1,813
IHS Markit Ltd.*	46	2,640
Nielsen Holdings plc	45	1,023
Robert Half International, Inc.	15	805
Verisk Analytics, Inc.	21	2,940
		9,221
Real Estate Management & Development - 0.0%(a)
CBRE Group, Inc., Class A*	39	1,782

Road & Rail - 0.1%
CSX Corp.	98	7,298
JB Hunt Transport Services, Inc.	11	936
Kansas City Southern	13	1,473
Norfolk Southern Corp.	34	6,635
Union Pacific Corp.	91	15,177
		31,519
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc.*	111	3,042
Analog Devices, Inc.	46	4,444
Applied Materials, Inc.	120	4,643
Broadcom, Inc.	50	12,582
Intel Corp.	567	24,971
KLA-Tencor Corp.	21	2,164
Lam Research Corp.	19	3,318
Maxim Integrated Products, Inc.	34	1,788
Microchip Technology, Inc.	30	2,401
Micron Technology, Inc.*	141	4,598
NVIDIA Corp.	76	10,295
Qorvo, Inc.*	15	918
QUALCOMM, Inc.	153	10,223
Skyworks Solutions, Inc.	22	1,466
Texas Instruments, Inc.	118	12,309
Xilinx, Inc.	32	3,274
		102,436
Software - 0.6%
Adobe, Inc.*	62	16,796
ANSYS, Inc.*	11	1,975
Autodesk, Inc.*	28	4,505
Cadence Design Systems, Inc.*	35	2,225
Citrix Systems, Inc.*	16	1,506
Fortinet, Inc.*	18	1,305
Intuit, Inc.	33	8,080
Microsoft Corp.	968	119,721
Oracle Corp.	321	16,243
Red Hat, Inc.*	22	4,055
salesforce.com, Inc.*	96	14,535
Symantec Corp.	81	1,517
Synopsys, Inc.*	19	2,212
		194,675
Specialty Retail - 0.2%
Advance Auto Parts, Inc.	9	1,395
AutoZone, Inc.*	3	3,081
Best Buy Co., Inc.	30	1,880
CarMax, Inc.*	21	1,644
Foot Locker, Inc.	14	551
Gap, Inc. (The)	27	504
Home Depot, Inc. (The)	142	26,959
L Brands, Inc.	29	651
Lowe’s Cos., Inc.	101	9,421
O’Reilly Automotive, Inc.*	10	3,714
Ross Stores, Inc.	47	4,370
Tiffany & Co.	14	1,248
TJX Cos., Inc. (The)	156	7,845
Tractor Supply Co.	15	1,512

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ulta Beauty, Inc.*	7	2,334
		67,109
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.	565	98,915
Hewlett Packard Enterprise Co.	174	2,388
HP, Inc.	193	3,605
NetApp, Inc.	31	1,835
Seagate Technology plc	32	1,339
Western Digital Corp.	37	1,377
Xerox Corp.	25	765
		110,224
Textiles, Apparel & Luxury Goods - 0.1%
Capri Holdings Ltd.*	19	617
Hanesbrands, Inc.	46	683
Kontoor Brands, Inc.*	1	25
NIKE, Inc., Class B	159	12,265
PVH Corp.	10	852
Ralph Lauren Corp.	7	736
Tapestry, Inc.	37	1,057
Under Armour, Inc., Class A*	24	547
Under Armour, Inc., Class C*	24	486
VF Corp.	41	3,357
		20,625
Tobacco - 0.1%
Altria Group, Inc.	236	11,578
Philip Morris International, Inc.	196	15,118
		26,696
Trading Companies & Distributors - 0.0%(a)
Fastenal Co.	72	2,203
United Rentals, Inc.*	10	1,101
WW Grainger, Inc.	6	1,570
		4,874
Water Utilities - 0.0%(a)
American Water Works Co., Inc.	23	2,599

TOTAL COMMON STOCKS (Cost $2,958,055)		2,893,878

Number of Rights

RIGHTS - 0.0%

Biotechnology - 0.0%
Tobira Therapeutics, Inc., CVR*(c)(d) (Cost $—)	10	—

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 85.2%

REPURCHASE AGREEMENTS(e) - 11.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $3,735,121 (Cost $3,734,356)	3,734,356	3,734,356

U.S. TREASURY OBLIGATIONS - 73.5%
U.S. Treasury Bills
2.38%, 8/1/2019(f) (Cost $23,405,608)	23,500,000	23,414,663

TOTAL SHORT-TERM INVESTMENTS (Cost $27,139,964)		27,149,019

Total Investments - 94.3% (Cost $30,098,019)		30,042,897
Other Assets Less Liabilities - 5.7%		1,799,587
Net Assets - 100.0%		31,842,484

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $345, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $398.

(c)

Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(d)	Illiquid security.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)	The rate shown was the current yield as of May 31, 2019.

Abbreviations

CVR       Contingent Value Rights - No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$809,586
Aggregate gross unrealized depreciation	(204,933)
Net unrealized appreciation	$604,653
Federal income tax cost	$30,137,721

Futures Contracts Sold

Hedge Replication ETF had the following open short futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
E-Mini Euro	32	6/17/2019	USD	$2,237,200	$32,787

See accompanying notes to the financial statements.

Swap Agreements(1)

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
40,841	11/6/2019	Credit Suisse International	3.06%	S&P 500® Total Return Index	1,187
173,942	1/6/2020	Credit Suisse International	2.21%	iShares® MSCI Emerging Markets ETF(6)	45,827
2,238,569	1/6/2020	Credit Suisse International	2.16%	iShares® MSCI EAFE ETF(6)	226,985
2,533,989	12/7/2020	Credit Suisse International	2.76%	Russell 2000® Total Return Index	208,828
4,987,341					482,827	—	(482,827)	—
80,322	11/6/2020	Morgan Stanley & Co. International plc	2.96%	S&P 500® Total Return Index	(753)
881,889	12/7/2020	Morgan Stanley & Co. International plc	2.61%	iShares® MSCI Emerging Markets ETF(6)	43,640
962,211					42,887	(42,887)	—	—
2,078	11/6/2019	Societe Generale	2.46%	Russell 2000® Total Return Index	(64)
284,942	1/6/2020	Societe Generale	3.16%	iShares® MSCI EAFE ETF(6)	6,613
605,462	1/6/2020	Societe Generale	2.11%	iShares® MSCI Emerging Markets ETF(6)	31,697
892,482					38,246	—	—	38,246
3,928	11/13/2019	UBS AG	2.46%	Russell 2000® Total Return Index	(130)
877,969	11/6/2019	UBS AG	2.46%	iShares® MSCI EAFE ETF(6)	23,928
1,532,481	11/6/2019	UBS AG	2.26%	iShares® MSCI Emerging Markets ETF(6)	78,931
2,414,378					102,729	(98,689)	(4,040)	—

9,256,412					666,689
				Total Unrealized Appreciation	667,636
				Total Unrealized Depreciation	(947)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

(6)

In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

Abbreviations

USD        U.S. Dollar

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 95.9%

Aerospace & Defense - 2.8%
Arconic, Inc.	37,906	830,141
Boeing Co. (The)	11,452	3,912,118
General Dynamics Corp.	9,617	1,546,606
Huntington Ingalls Industries, Inc.	12,166	2,495,490
Lockheed Martin Corp.	12,900	4,367,166
Northrop Grumman Corp.	12,111	3,672,661
Raytheon Co.	17,776	3,101,912
Textron, Inc.	20,651	935,490
United Technologies Corp.	2,397	302,741
		21,164,325
Air Freight & Logistics - 0.3%
CH Robinson Worldwide, Inc.	28,305	2,253,927

Airlines - 0.3%
United Continental Holdings, Inc.*	33,118	2,571,613

Auto Components - 0.2%
BorgWarner, Inc.	39,269	1,393,264

Automobiles - 0.5%
Ford Motor Co.	229,931	2,188,943
General Motors Co.	8,832	294,459
Harley-Davidson, Inc.	38,307	1,253,405
		3,736,807
Banks - 5.4%
Bank of America Corp.	297,257	7,907,036
Citigroup, Inc.	73,177	4,547,951
Citizens Financial Group, Inc.	75,305	2,453,437
Comerica, Inc.	5,335	367,155
Fifth Third Bancorp	101,045	2,677,692
Huntington Bancshares, Inc.	187,677	2,374,114
JPMorgan Chase & Co.	59,121	6,264,461
KeyCorp	127,620	2,038,091
People’s United Financial, Inc.	131,356	2,018,942
PNC Financial Services Group, Inc. (The)	16,217	2,063,775
Regions Financial Corp.	169,999	2,351,086
SunTrust Banks, Inc.	38,101	2,286,441
SVB Financial Group*	4,864	979,610
Wells Fargo & Co.	57,491	2,550,876
		40,880,667
Beverages - 1.1%
Coca-Cola Co. (The)	51,169	2,513,933
Constellation Brands, Inc., Class A	15,351	2,708,684
Monster Beverage Corp.*	10,455	646,746
PepsiCo, Inc.	16,379	2,096,512
		7,965,875
Biotechnology - 2.0%
AbbVie, Inc.	51,056	3,916,506
Amgen, Inc.	10,601	1,767,187
Biogen, Inc.*	12,175	2,669,856
Celgene Corp.*	4,594	430,871
Gilead Sciences, Inc.	4,448	276,888
Incyte Corp.*	14,742	1,159,163
Regeneron Pharmaceuticals, Inc.*	4,814	1,452,480
Vertex Pharmaceuticals, Inc.*	20,084	3,337,559
		15,010,510
Building Products - 0.3%
Johnson Controls International plc	46,523	1,792,066
Masco Corp.	17,385	607,084
		2,399,150
Capital Markets - 3.0%
Charles Schwab Corp. (The)	28,533	1,187,258
CME Group, Inc.	17,061	3,277,759
E*TRADE Financial Corp.	51,506	2,307,469
Franklin Resources, Inc.	14,812	471,318
Goldman Sachs Group, Inc. (The)	19,987	3,647,428
Intercontinental Exchange, Inc.	42,797	3,518,341
Morgan Stanley	36,078	1,468,014
Nasdaq, Inc.	26,776	2,426,977
State Street Corp.	33,532	1,852,643
T. Rowe Price Group, Inc.	28,360	2,868,330
		23,025,537
Chemicals - 1.5%
Air Products & Chemicals, Inc.	1,742	354,654
CF Industries Holdings, Inc.	37,734	1,518,416
Dow, Inc.	6,099	285,189
DowDuPont, Inc.	18,081	551,832
Eastman Chemical Co.	30,687	1,992,200
FMC Corp.	3,701	271,838
Linde plc	13,734	2,479,674
LyondellBasell Industries NV, Class A	23,920	1,776,060
Mosaic Co. (The)	97,697	2,097,555
		11,327,418
Commercial Services & Supplies - 0.8%
Republic Services, Inc.	33,559	2,838,756
Waste Management, Inc.	31,743	3,471,097
		6,309,853
Communications Equipment - 1.3%
Cisco Systems, Inc.	64,213	3,341,003
F5 Networks, Inc.*	9,727	1,284,742
Juniper Networks, Inc.	92,815	2,284,177
Motorola Solutions, Inc.	20,280	3,040,986
		9,950,908
Construction & Engineering - 0.2%
Quanta Services, Inc.	50,485	1,754,859

Construction Materials - 0.1%
Vulcan Materials Co.	6,765	845,016

Consumer Finance - 1.0%
Capital One Financial Corp.	18,518	1,590,140
Discover Financial Services	37,658	2,807,404
Synchrony Financial	85,060	2,860,568
		7,258,112
Containers & Packaging - 0.8%
Avery Dennison Corp.	6,660	693,040
International Paper Co.	21,334	884,721
Packaging Corp. of America	25,211	2,245,796
Westrock Co.	65,194	2,125,324
		5,948,881
Distributors - 0.3%
LKQ Corp.*	85,364	2,189,587

Diversified Consumer Services - 0.3%
H&R Block, Inc.	72,465	1,902,206

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B*	38,853	7,670,359

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	115,905	3,544,375
CenturyLink, Inc.	227,531	2,377,699
Verizon Communications, Inc.	72,149	3,921,298
		9,843,372
Electric Utilities - 2.8%
American Electric Power Co., Inc.	40,013	3,445,919
Edison International	45,428	2,697,060
Entergy Corp.	29,499	2,863,468
Evergy, Inc.	47,148	2,741,185
Exelon Corp.	71,888	3,456,375
Pinnacle West Capital Corp.	11,136	1,045,782
PPL Corp.	60,578	1,802,801
Xcel Energy, Inc.	48,787	2,797,447
		20,850,037
Electrical Equipment - 0.5%
AMETEK, Inc.	32,855	2,690,496
Emerson Electric Co.	16,121	971,129
		3,661,625
Electronic Equipment, Instruments & Components - 0.4%
Corning, Inc.	55,214	1,592,372
Knowles Corp.*	1	8
TE Connectivity Ltd.	14,254	1,200,614
		2,792,994
Energy Equipment & Services - 0.8%
Baker Hughes a GE Co.	96,858	2,073,730
Helmerich & Payne, Inc.	42,003	2,054,367
National Oilwell Varco, Inc.	103,659	2,161,290
		6,289,387
Entertainment - 1.7%
Electronic Arts, Inc.*	16,806	1,564,302
Netflix, Inc.*	8,220	2,821,762
Take-Two Interactive Software, Inc.*	25,664	2,775,562
Viacom, Inc., Class B	81,687	2,371,374
Walt Disney Co. (The)	24,563	3,243,298
		12,776,298
Equity Real Estate Investment Trusts (REITs) - 5.9%
Apartment Investment & Management Co., Class A	51,364	2,565,632
AvalonBay Communities, Inc.	14,870	3,018,759
Boston Properties, Inc.	9,069	1,186,497
Duke Realty Corp.	83,437	2,510,619
Essex Property Trust, Inc.	9,721	2,836,005
Extra Space Storage, Inc.	25,703	2,754,333
Federal Realty Investment Trust	9,980	1,304,685
HCP, Inc.	87,633	2,778,842
Host Hotels & Resorts, Inc.	140,810	2,550,069
Iron Mountain, Inc.	25,038	767,415
Kimco Realty Corp.	136,897	2,382,008
Mid-America Apartment Communities, Inc.	23,822	2,719,996
Prologis, Inc.	46,703	3,440,610
Public Storage	14,170	3,370,760
Simon Property Group, Inc.	20,249	3,282,160
SL Green Realty Corp.	13,511	1,161,946
Ventas, Inc.	9,905	636,892
Welltower, Inc.	39,379	3,198,362
Weyerhaeuser Co.	82,962	1,891,534
		44,357,124
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	1,610	385,724
Kroger Co. (The)	71,680	1,635,021
Sysco Corp.	4,409	303,427
Walgreens Boots Alliance, Inc.	32,108	1,584,209
Walmart, Inc.	13,481	1,367,512
		5,275,893
Food Products - 1.4%
Campbell Soup Co.	26,380	957,858
Conagra Brands, Inc.	25,847	691,924
General Mills, Inc.	23,708	1,172,123
Hershey Co. (The)	21,979	2,900,349
Hormel Foods Corp.	14,096	556,651
JM Smucker Co. (The)	21,525	2,616,579
Lamb Weston Holdings, Inc.	12,485	739,736
Tyson Foods, Inc., Class A	7,630	579,041
		10,214,261
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	13,528	1,029,887
ABIOMED, Inc.*	6,726	1,761,674
Baxter International, Inc.	40,868	3,001,346
Boston Scientific Corp.*	34,212	1,314,083
Cooper Cos., Inc. (The)	9,200	2,739,668
Edwards Lifesciences Corp.*	2,859	488,031
Hologic, Inc.*	46,232	2,034,670
IDEXX Laboratories, Inc.*	11,577	2,891,587
Medtronic plc	58,904	5,453,333
		20,714,279
Health Care Providers & Services - 2.7%
AmerisourceBergen Corp.	30,267	2,356,589
Anthem, Inc.	1,104	306,890
Cardinal Health, Inc.	54,128	2,277,165
Centene Corp.*	46,304	2,674,056
Cigna Corp.	19,620	2,904,152
CVS Health Corp.	33,324	1,745,178
HCA Healthcare, Inc.	24,228	2,930,619
Humana, Inc.	2,801	685,853
McKesson Corp.	7,346	897,240
UnitedHealth Group, Inc.	15,194	3,673,909
Universal Health Services, Inc., Class B	2,555	305,450
		20,757,101
Hotels, Restaurants & Leisure - 2.4%
Carnival Corp.	52,903	2,708,105
Darden Restaurants, Inc.	22,681	2,638,254
Hilton Worldwide Holdings, Inc.	30,867	2,760,744
Marriott International, Inc., Class A	19,299	2,409,287
McDonald’s Corp.	6,784	1,345,064
Norwegian Cruise Line Holdings Ltd.*	46,023	2,517,918
Royal Caribbean Cruises Ltd.	22,536	2,743,983
Starbucks Corp.	3,744	284,769
Yum! Brands, Inc.	5,956	609,597
		18,017,721
Household Durables - 1.0%
Garmin Ltd.	29,248	2,236,887
Lennar Corp., Class A	52,736	2,618,870
PulteGroup, Inc.	81,447	2,524,857
		7,380,614
Household Products - 0.9%
Clorox Co. (The)	18,327	2,727,241
Procter & Gamble Co. (The)	38,528	3,964,916
		6,692,157
Independent Power and Renewable Electricity Producers - 0.4%
AES Corp.	87,584	1,383,827

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
NRG Energy, Inc.	55,415	1,886,327
		3,270,154
Industrial Conglomerates - 0.7%
3M Co.	3,201	511,360
General Electric Co.	31,836	300,532
Honeywell International, Inc.	8,256	1,356,543
Roper Technologies, Inc.	9,102	3,130,360
		5,298,795
Insurance - 3.7%
Allstate Corp. (The)	29,763	2,842,664
Arthur J Gallagher & Co.	32,706	2,753,845
Assurant, Inc.	25,794	2,578,368
Everest Re Group Ltd.	10,656	2,639,065
Hartford Financial Services Group, Inc. (The)	52,197	2,748,694
Loews Corp.	52,986	2,721,361
MetLife, Inc.	38,567	1,782,181
Progressive Corp. (The)	45,812	3,631,976
Prudential Financial, Inc.	18,966	1,752,079
Torchmark Corp.	29,347	2,509,462
Unum Group	60,524	1,905,901
		27,865,596
Interactive Media & Services - 3.0%
Alphabet, Inc., Class A*	5,560	6,152,140
Alphabet, Inc., Class C*	5,755	6,351,390
Facebook, Inc., Class A*	45,604	8,093,342
Twitter, Inc.*	60,827	2,216,536
		22,813,408
Internet & Direct Marketing Retail - 2.6%
Amazon.com, Inc.*	8,821	15,657,893
Booking Holdings, Inc.*	2,423	4,013,021
Expedia Group, Inc.	2,462	283,130
		19,954,044
IT Services - 3.6%
Accenture plc, Class A	12,352	2,199,521
Akamai Technologies, Inc.*	11,976	902,511
Alliance Data Systems Corp.	16,686	2,294,325
Cognizant Technology Solutions Corp., Class A	42,918	2,657,912
International Business Machines Corp.	5,554	705,302
Jack Henry & Associates, Inc.	18,451	2,421,140
Mastercard, Inc., Class A	12,362	3,108,919
Paychex, Inc.	35,446	3,040,912
PayPal Holdings, Inc.*	7,027	771,213
VeriSign, Inc.*	14,658	2,858,017
Visa, Inc., Class A	27,802	4,485,297
Western Union Co. (The)	97,769	1,896,719
		27,341,788
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	36,463	2,444,844
IQVIA Holdings, Inc.*	17,147	2,329,420
Mettler-Toledo International, Inc.*	3,767	2,723,880
Thermo Fisher Scientific, Inc.	1,399	373,505
		7,871,649
Machinery - 1.5%
Dover Corp.	27,680	2,474,869
Illinois Tool Works, Inc.	8,192	1,143,931
PACCAR, Inc.	42,040	2,767,073
Parker-Hannifin Corp.	14,366	2,188,229
Pentair plc	55,983	1,949,328
Snap-on, Inc.	3,596	560,688
		11,084,118
Media - 1.9%
CBS Corp. (Non-Voting), Class B	21,549	1,040,386
Charter Communications, Inc., Class A*	6,399	2,411,143
Comcast Corp., Class A	61,852	2,535,932
Discovery, Inc., Class A*	84,602	2,306,250
DISH Network Corp., Class A*	10,871	392,552
Fox Corp., Class A	10,277	362,059
News Corp., Class A	214,117	2,438,792
Omnicom Group, Inc.	34,841	2,695,300
		14,182,414
Metals & Mining - 0.3%
Nucor Corp.	46,030	2,209,440

Multiline Retail - 0.5%
Dollar General Corp.	5,128	652,692
Kohl’s Corp.	7,753	382,378
Macy’s, Inc.	32,234	663,053
Nordstrom, Inc.	12,620	395,006
Target Corp.	16,779	1,349,871
		3,443,000
Multi-Utilities - 1.4%
Ameren Corp.	38,285	2,807,822
CenterPoint Energy, Inc.	86,841	2,469,758
DTE Energy Co.	23,476	2,945,534
Sempra Energy	2,323	305,358
WEC Energy Group, Inc.	22,038	1,775,161
		10,303,633
Oil, Gas & Consumable Fuels - 5.1%
Cabot Oil & Gas Corp.	101,605	2,542,157
Chevron Corp.	51,942	5,913,597
Cimarex Energy Co.	14,277	816,502
Concho Resources, Inc.	10,780	1,056,548
ConocoPhillips	65,367	3,854,038
Devon Energy Corp.	24,971	628,270
Diamondback Energy, Inc.	2,761	270,744
EOG Resources, Inc.	36,982	3,028,086
Exxon Mobil Corp.	78,823	5,578,304
Hess Corp.	32,079	1,791,933
HollyFrontier Corp.	6,682	253,782
Noble Energy, Inc.	103,234	2,209,208
Occidental Petroleum Corp.	51,520	2,564,150
ONEOK, Inc.	12,521	796,586
Phillips 66	33,316	2,691,933
Pioneer Natural Resources Co.	18,918	2,685,599
Valero Energy Corp.	24,007	1,690,093
		38,371,530
Personal Products - 0.2%
Estee Lauder Cos., Inc. (The), Class A	9,975	1,606,274

Pharmaceuticals - 2.6%
Bristol-Myers Squibb Co.	41,307	1,874,099
Eli Lilly & Co.	5,087	589,787
Johnson & Johnson	50,682	6,646,944
Merck & Co., Inc.	36,718	2,908,433
Pfizer, Inc.	95,243	3,954,489
Zoetis, Inc.	34,495	3,485,720
		19,459,472
Professional Services - 0.2%
Robert Half International, Inc.	34,053	1,827,284

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Road & Rail - 1.4%
CSX Corp.	17,864	1,330,332
Kansas City Southern	5,518	625,079
Norfolk Southern Corp.	18,078	3,527,741
Union Pacific Corp.	30,758	5,129,819
		10,612,971
Semiconductors & Semiconductor Equipment - 2.9%
Advanced Micro Devices, Inc.*	16,515	452,676
Analog Devices, Inc.	21,699	2,096,557
Applied Materials, Inc.	36,668	1,418,685
Broadcom, Inc.	17,390	4,376,020
Intel Corp.	81,691	3,597,672
KLA-Tencor Corp.	5,065	522,049
Micron Technology, Inc.*	46,903	1,529,507
NVIDIA Corp.	2,382	322,666
Qorvo, Inc.*	29,511	1,805,483
QUALCOMM, Inc.	3,456	230,930
Skyworks Solutions, Inc.	22,712	1,513,300
Texas Instruments, Inc.	15,719	1,639,649
Xilinx, Inc.	23,775	2,432,420
		21,937,614
Software - 7.0%
Adobe, Inc.*	20,307	5,501,166
Autodesk, Inc.*	18,919	3,044,256
Cadence Design Systems, Inc.*	40,703	2,587,490
Citrix Systems, Inc.*	27,006	2,541,805
Fortinet, Inc.*	32,161	2,331,029
Intuit, Inc.	15,268	3,738,370
Microsoft Corp.	167,567	20,724,685
Oracle Corp.	73,376	3,712,826
salesforce.com, Inc.*	25,493	3,859,895
Symantec Corp.	120,576	2,258,388
Synopsys, Inc.*	23,240	2,706,066
		53,005,976
Specialty Retail - 2.4%
Best Buy Co., Inc.	10,047	629,645
Foot Locker, Inc.	37,192	1,463,505
Gap, Inc. (The)	31,562	589,578
Home Depot, Inc. (The)	37,550	7,128,868
L Brands, Inc.	17,902	402,079
Ross Stores, Inc.	31,997	2,975,401
TJX Cos., Inc. (The)	49,257	2,477,135
Ulta Beauty, Inc.*	7,939	2,646,704
		18,312,915
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	97,170	17,011,552
Hewlett Packard Enterprise Co.	55,556	762,228
HP, Inc.	154,753	2,890,786
NetApp, Inc.	33,139	1,961,829
Seagate Technology plc	15,517	649,387
		23,275,782
Textiles, Apparel & Luxury Goods - 0.9%
Capri Holdings Ltd.*	27,087	879,786
Kontoor Brands, Inc.*(b)	920	26,948
NIKE, Inc., Class B	7,403	571,067
Ralph Lauren Corp.	16,991	1,786,264
Tapestry, Inc.	25,630	731,993
Under Armour, Inc., Class A*	109,367	2,493,567
VF Corp.	6,440	527,307
		7,016,932
Tobacco - 0.7%
Altria Group, Inc.	80,043	3,926,910
Philip Morris International, Inc.	19,069	1,470,792
		5,397,702
Trading Companies & Distributors - 0.4%
Fastenal Co.	11,234	343,648
United Rentals, Inc.*	17,134	1,886,453
WW Grainger, Inc.	2,698	706,040
		2,936,141
TOTAL COMMON STOCKS (Cost $750,587,919)		724,580,369

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(d)

INVESTMENT COMPANIES - 0.0%(d)
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $25,344)	25,344	25,344

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 1.4%

REPURCHASE AGREEMENTS(e) - 1.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $10,951,666 (Cost $10,949,422)	10,949,422	10,949,422

Total Investments - 97.3% (Cost $761,562,685)		735,555,135
Other Assets Less Liabilities - 2.7%		20,740,131
Net Assets - 100.0%		756,295,266

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $22,631,999.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $23,202., collateralized in the form of cash with a value of $25,344 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments

(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $25,344.
(d)	Represents less than 0.05% of net assets.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$53,574,897
Aggregate gross unrealized depreciation	(68,164,979)
Net unrealized depreciation	$(14,590,082)
Federal income tax cost	$764,983,505

See accompanying notes to the financial statements.

Swap Agreements(1)

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
(212,378,914)	11/6/2019	Deutsche Bank AG	(2.34)%	Credit Suisse 130/30 Large Cap Index (short portion)(6)	6,335,247	(1,885,247)	(4,450,000)	—

(6,940,734)	11/6/2019	Goldman Sachs International	(2.49)%	Credit Suisse 130/30 Large Cap Index (short portion)(6)	(260,212)	—	260,212	—

(5,474,393)	11/6/2019	Societe Generale	(2.26)%	Credit Suisse 130/30 Large Cap Index (short portion)(6)	(255,718)
172,492,853	11/13/2019	Societe Generale	2.66%	Credit Suisse 130/30 Large Cap Index (long portion)(7)	6,356,153
167,018,460					6,100,435	(6,100,435)	—	—
(4,595,294)	11/6/2019	UBS AG	(2.56)%	Credit Suisse 130/30 Large Cap Index (short portion)(6)	(108,967)
86,646,612	11/13/2019	UBS AG	2.81%	Credit Suisse 130/30 Large Cap Index (long portion)(7)	2,771,785
82,051,318					2,662,818	(2,662,818)	—	—

29,750,130					14,838,288
				Total Unrealized Appreciation	15,463,185
				Total Unrealized Depreciation	(624,897)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)	Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.
(7)	See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

RAFITM Long/Short

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)
COMMON STOCKS - 85.1%

Aerospace & Defense - 1.8%
Arconic, Inc.	276	6,044
Boeing Co. (The)	87	29,720
Curtiss-Wright Corp.	11	1,226
General Dynamics Corp.	83	13,348
Harris Corp.	24	4,493
Hexcel Corp.	16	1,165
Huntington Ingalls Industries, Inc.	13	2,667
L3 Technologies, Inc.	25	6,051
Lockheed Martin Corp.	67	22,682
Moog, Inc., Class A	13	1,071
Northrop Grumman Corp.	40	12,130
Raytheon Co.	81	14,135
Spirit AeroSystems Holdings, Inc., Class A	23	1,864
Teledyne Technologies, Inc.*	7	1,651
Textron, Inc.	94	4,258
TransDigm Group, Inc.*	12	5,291
United Technologies Corp.	275	34,733
		162,529
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	51	4,061
Expeditors International of Washington, Inc.	39	2,714
FedEx Corp.	111	17,125
Hub Group, Inc., Class A*	26	1,013
United Parcel Service, Inc., Class B	238	22,115
XPO Logistics, Inc.*(a)	68	3,542
		50,570
Airlines - 0.2%
American Airlines Group, Inc.	101	2,750
Delta Air Lines, Inc.	93	4,789
JetBlue Airways Corp.*	64	1,103
Southwest Airlines Co.	46	2,190
United Continental Holdings, Inc.*	51	3,960
		14,792
Auto Components - 0.4%
Adient plc	244	4,211
American Axle & Manufacturing Holdings, Inc.*	129	1,304
Aptiv plc	75	4,803
Autoliv, Inc.	42	2,586
BorgWarner, Inc.	94	3,335
Cooper Tire & Rubber Co.	39	1,076
Cooper-Standard Holdings, Inc.*	22	851
Dana, Inc.	111	1,619
Delphi Technologies plc	100	1,526
Garrett Motion, Inc.*	74	1,138
Gentex Corp.	86	1,837
Goodyear Tire & Rubber Co. (The)	338	4,533
Lear Corp.	37	4,404
Tenneco, Inc., Class A	40	398
Visteon Corp.*	36	1,602
		35,223
Automobiles - 1.3%
Ford Motor Co.	6,904	65,726
General Motors Co.	1,356	45,209
Harley-Davidson, Inc.	108	3,534
Tesla, Inc.*(a)	6	1,111
Thor Industries, Inc.	26	1,343
		116,923
Banks - 6.8%
Associated Banc-Corp.	67	1,327
Bank of America Corp.	3,420	90,972
Bank of Hawaii Corp.	13	984
Bank OZK	41	1,185
BankUnited, Inc.	47	1,526
BB&T Corp.	318	14,866
Chemical Financial Corp.	23	871
CIT Group, Inc.	74	3,518
Citigroup, Inc.	1,424	88,502
Citizens Financial Group, Inc.	262	8,536
Comerica, Inc.	48	3,303
Commerce Bancshares, Inc.	25	1,433
Cullen/Frost Bankers, Inc.	17	1,552
East West Bancorp, Inc.	41	1,751
Fifth Third Bancorp	400	10,600
First Hawaiian, Inc.	38	946
First Horizon National Corp.	112	1,502
First Republic Bank	31	3,008
FNB Corp.	157	1,727
Fulton Financial Corp.	73	1,150
Hancock Whitney Corp.	36	1,367
Huntington Bancshares, Inc.	388	4,908
IBERIABANK Corp.	18	1,287
Investors Bancorp, Inc.	98	1,020
JPMorgan Chase & Co.	1,357	143,788
KeyCorp	414	6,612
M&T Bank Corp.	49	7,820
PacWest Bancorp	62	2,253
People’s United Financial, Inc.	175	2,690
Pinnacle Financial Partners, Inc.	19	1,006
PNC Financial Services Group, Inc. (The)	201	25,579
Popular, Inc.	41	2,141
Prosperity Bancshares, Inc.	23	1,491
Regions Financial Corp.	512	7,081
Signature Bank	16	1,833
Sterling Bancorp	62	1,197
SunTrust Banks, Inc.	190	11,402
SVB Financial Group*	11	2,215
Synovus Financial Corp.	38	1,214
TCF Financial Corp.	65	1,239
Texas Capital Bancshares, Inc.*	19	1,089
UMB Financial Corp.	15	926
Umpqua Holdings Corp.	115	1,836
United Bankshares, Inc.	38	1,360
US Bancorp	593	29,769
Valley National Bancorp	133	1,306
Webster Financial Corp.	27	1,196
Wells Fargo & Co.	2,420	107,375
Western Alliance Bancorp*	25	1,029
Wintrust Financial Corp.	16	1,084
Zions Bancorp NA	57	2,455
		616,827
Beverages - 1.3%
Brown-Forman Corp., Class B	57	2,849
Coca-Cola Co. (The)	1,027	50,456
Coca-Cola European Partners plc	55	3,047
Constellation Brands, Inc., Class A	29	5,117
Molson Coors Brewing Co., Class B	97	5,333
Monster Beverage Corp.*	36	2,227

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
PepsiCo, Inc.	401	51,328
		120,357
Biotechnology - 1.2%
AbbVie, Inc.	390	29,917
Alexion Pharmaceuticals, Inc.*	33	3,751
Amgen, Inc.	170	28,339
Biogen, Inc.*	36	7,894
BioMarin Pharmaceutical, Inc.*	11	905
Celgene Corp.*	95	8,910
Gilead Sciences, Inc.	425	26,456
Regeneron Pharmaceuticals, Inc.*	8	2,414
United Therapeutics Corp.*	15	1,260
		109,846
Building Products - 0.3%
Allegion plc	12	1,165
AO Smith Corp.	26	1,053
Builders FirstSource, Inc.*	92	1,295
Fortune Brands Home & Security, Inc.	51	2,451
Johnson Controls International plc	380	14,638
Lennox International, Inc.	5	1,320
Masco Corp.	75	2,619
Owens Corning	57	2,763
Resideo Technologies, Inc.*	84	1,653
		28,957
Capital Markets - 2.2%
Affiliated Managers Group, Inc.	20	1,676
Ameriprise Financial, Inc.	62	8,570
Bank of New York Mellon Corp. (The)	361	15,411
BlackRock, Inc.	37	15,376
Cboe Global Markets, Inc.	16	1,737
Charles Schwab Corp. (The)	178	7,407
CME Group, Inc.	70	13,448
E*TRADE Financial Corp.	71	3,181
Eaton Vance Corp.	38	1,452
Federated Investors, Inc., Class B	43	1,313
Franklin Resources, Inc.	179	5,696
Goldman Sachs Group, Inc. (The)	190	34,673
Intercontinental Exchange, Inc.	101	8,303
Invesco Ltd.	339	6,624
Janus Henderson Group plc	106	2,154
Legg Mason, Inc.	70	2,494
LPL Financial Holdings, Inc.	24	1,925
Moody’s Corp.	17	3,109
Morgan Stanley	645	26,245
MSCI, Inc.	6	1,320
Nasdaq, Inc.	27	2,447
Northern Trust Corp.	63	5,388
Raymond James Financial, Inc.	38	3,138
S&P Global, Inc.	26	5,561
SEI Investments Co.	21	1,055
State Street Corp.	164	9,061
Stifel Financial Corp.	30	1,609
T. Rowe Price Group, Inc.	72	7,282
TD Ameritrade Holding Corp.	51	2,537
Waddell & Reed Financial, Inc., Class A	84	1,357
		201,549
Chemicals - 1.9%
Air Products & Chemicals, Inc.	53	10,790
Albemarle Corp.	31	1,962
Ashland Global Holdings, Inc.	24	1,797
Axalta Coating Systems Ltd.*	72	1,693
Cabot Corp.	32	1,278
Celanese Corp.	37	3,512
CF Industries Holdings, Inc.	112	4,507
Chemours Co. (The)	55	1,160
Dow, Inc.	374	17,488
DowDuPont, Inc.	1,121	34,213
Eastman Chemical Co.	74	4,804
Ecolab, Inc.	46	8,468
Element Solutions, Inc.*	133	1,258
FMC Corp.	22	1,616
Huntsman Corp.	150	2,606
International Flavors & Fragrances, Inc.	17	2,302
Linde plc	163	29,430
LyondellBasell Industries NV, Class A	204	15,147
Mosaic Co. (The)	200	4,294
Olin Corp.	87	1,706
PolyOne Corp.	38	955
PPG Industries, Inc.	74	7,744
RPM International, Inc.	43	2,301
Scotts Miracle-Gro Co. (The)	15	1,343
Sherwin-Williams Co. (The)	12	5,033
Trinseo SA	28	1,032
Westlake Chemical Corp.	13	745
		169,184
Commercial Services & Supplies - 0.3%
ABM Industries, Inc.	40	1,450
Cintas Corp.	13	2,884
Clean Harbors, Inc.*	25	1,603
Covanta Holding Corp.	74	1,248
Deluxe Corp.	26	967
KAR Auction Services, Inc.	41	2,305
Pitney Bowes, Inc.	312	1,139
Republic Services, Inc.	68	5,752
Stericycle, Inc.*	41	1,901
Waste Management, Inc.	108	11,810
		31,059
Communications Equipment - 0.8%
Ciena Corp.*	34	1,188
Cisco Systems, Inc.	1,192	62,020
CommScope Holding Co., Inc.*	103	1,663
EchoStar Corp., Class A*	33	1,412
F5 Networks, Inc.*	9	1,189
Juniper Networks, Inc.	116	2,855
Motorola Solutions, Inc.	26	3,899
ViaSat, Inc.*	15	1,305
		75,531
Construction & Engineering - 0.3%
AECOM*	169	5,391
Arcosa, Inc.	36	1,220
Dycom Industries, Inc.*	16	835
EMCOR Group, Inc.	29	2,336
Fluor Corp.	162	4,491
Jacobs Engineering Group, Inc.	63	4,743
MasTec, Inc.*	37	1,720
Quanta Services, Inc.	100	3,476
Tutor Perini Corp.*	82	1,192
Valmont Industries, Inc.	9	1,018
		26,422
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	15	3,157

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Vulcan Materials Co.	25	3,123
		6,280
Consumer Finance - 1.1%
Ally Financial, Inc.	352	10,162
American Express Co.	194	22,254
Capital One Financial Corp.	381	32,716
Discover Financial Services	160	11,928
Navient Corp.	418	5,451
OneMain Holdings, Inc.	55	1,643
Santander Consumer USA Holdings, Inc.	91	2,038
SLM Corp.	128	1,217
Synchrony Financial	419	14,091
		101,500
Containers & Packaging - 0.5%
AptarGroup, Inc.	15	1,699
Avery Dennison Corp.	26	2,706
Ball Corp.	72	4,420
Bemis Co., Inc.	38	2,217
Berry Global Group, Inc.*	54	2,539
Crown Holdings, Inc.*	66	3,658
Graphic Packaging Holding Co.	150	1,950
International Paper Co.	244	10,119
Owens-Illinois, Inc.	160	2,560
Packaging Corp. of America	35	3,118
Sealed Air Corp.	60	2,514
Silgan Holdings, Inc.	37	1,073
Sonoco Products Co.	42	2,597
Westrock Co.	174	5,672
		46,842
Distributors - 0.1%
Core-Mark Holding Co., Inc.	70	2,582
Genuine Parts Co.	58	5,736
LKQ Corp.*	149	3,822
		12,140
Diversified Consumer Services - 0.1%
Graham Holdings Co., Class B	2	1,361
H&R Block, Inc.	108	2,835
Service Corp. International	42	1,843
ServiceMaster Global Holdings, Inc.*	27	1,458
		7,497
Diversified Financial Services - 1.3%
AXA Equitable Holdings, Inc.	174	3,576
Berkshire Hathaway, Inc., Class B*	522	103,053
Jefferies Financial Group, Inc.	218	3,852
Voya Financial, Inc.	108	5,500
		115,981
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	5,171	158,129
CenturyLink, Inc.	1,366	14,275
Frontier Communications Corp.*(a)	547	1,028
Verizon Communications, Inc.	2,182	118,592
Zayo Group Holdings, Inc.*	59	1,929
		293,953
Electric Utilities - 2.6%
ALLETE, Inc.	19	1,556
Alliant Energy Corp.	84	3,987
American Electric Power Co., Inc.	218	18,774
Avangrid, Inc.	23	1,151
Duke Energy Corp.	390	33,388
Edison International	187	11,102
Entergy Corp.	108	10,484
Evergy, Inc.	19	1,105
Eversource Energy	129	9,525
Exelon Corp.	538	25,867
FirstEnergy Corp.	188	7,753
Hawaiian Electric Industries, Inc.	57	2,368
IDACORP, Inc.	16	1,604
NextEra Energy, Inc.	130	25,767
OGE Energy Corp.	76	3,159
PG&E Corp.*	1,062	18,160
Pinnacle West Capital Corp.	50	4,696
PNM Resources, Inc.	34	1,602
Portland General Electric Co.	40	2,114
PPL Corp.	409	12,172
Southern Co. (The)	525	28,087
Xcel Energy, Inc.	210	12,041
		236,462
Electrical Equipment - 0.5%
Acuity Brands, Inc.	11	1,360
AMETEK, Inc.	37	3,030
Eaton Corp. plc	198	14,749
Emerson Electric Co.	221	13,313
EnerSys	15	844
Hubbell, Inc.	18	2,062
nVent Electric plc	69	1,591
Regal Beloit Corp.	19	1,381
Rockwell Automation, Inc.	26	3,870
Sensata Technologies Holding plc*	45	1,921
		44,121
Electronic Equipment, Instruments & Components - 0.8%
Amphenol Corp., Class A	42	3,654
Anixter International, Inc.*	27	1,441
Arrow Electronics, Inc.*	98	6,141
Avnet, Inc.	137	5,595
Belden, Inc.	18	922
Benchmark Electronics, Inc.	40	884
CDW Corp.	37	3,642
Corning, Inc.	285	8,219
Flex Ltd.*	774	6,919
FLIR Systems, Inc.	26	1,257
Insight Enterprises, Inc.*	31	1,596
Jabil, Inc.	166	4,082
Keysight Technologies, Inc.*	26	1,953
Plexus Corp.*	17	842
Sanmina Corp.*	69	1,835
SYNNEX Corp.	26	2,254
TE Connectivity Ltd.	108	9,097
Tech Data Corp.*	74	6,708
Trimble, Inc.*	46	1,835
Vishay Intertechnology, Inc.	51	777
Zebra Technologies Corp., Class A*	6	1,029
		70,682
Energy Equipment & Services - 0.8%
Baker Hughes a GE Co.	587	12,568
Diamond Offshore Drilling, Inc.*(a)	131	1,031
Ensco Rowan plc, Class A	336	2,812
Halliburton Co.	353	7,515
Helmerich & Payne, Inc.	64	3,130
McDermott International, Inc.*	177	1,069
Nabors Industries Ltd.	724	1,709
National Oilwell Varco, Inc.	301	6,276
Noble Corp. plc*	1,075	2,086

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Oceaneering International, Inc.*	112	1,837
Patterson-UTI Energy, Inc.	141	1,499
Schlumberger Ltd.	763	26,468
Transocean Ltd.*	654	4,055
		72,055
Entertainment - 1.0%
Activision Blizzard, Inc.	133	5,768
Cinemark Holdings, Inc.	49	1,862
Electronic Arts, Inc.*	35	3,258
Liberty Media Corp.-Liberty Formula One, Class A*	8	291
Liberty Media Corp.-Liberty Formula One, Class C*	67	2,501
Lions Gate Entertainment Corp., Class A	24	354
Lions Gate Entertainment Corp., Class B	46	633
Live Nation Entertainment, Inc.*	33	2,007
Netflix, Inc.*	9	3,090
Take-Two Interactive Software, Inc.*	12	1,298
Viacom, Inc., Class B	287	8,332
Walt Disney Co. (The)	486	64,237
		93,631
Equity Real Estate Investment Trusts (REITs) - 3.0%
Alexandria Real Estate Equities, Inc.	24	3,514
American Campus Communities, Inc.	49	2,270
American Homes 4 Rent, Class A	56	1,367
American Tower Corp.	48	10,021
Apartment Investment & Management Co., Class A	38	1,898
Apple Hospitality REIT, Inc.	137	2,115
AvalonBay Communities, Inc.	33	6,699
Boston Properties, Inc.	49	6,411
Brandywine Realty Trust	83	1,254
Brixmor Property Group, Inc.	154	2,641
Brookfield Property REIT, Inc., Class A	55	1,014
Camden Property Trust	26	2,687
CBL & Associates Properties, Inc.(a)	740	603
Colony Capital, Inc.	431	2,237
Columbia Property Trust, Inc.	71	1,518
CoreCivic, Inc.	134	2,935
Corporate Office Properties Trust	43	1,197
Cousins Properties, Inc.	115	1,041
Crown Castle International Corp.	80	10,401
CubeSmart	42	1,416
CyrusOne, Inc.	18	1,063
DiamondRock Hospitality Co.	116	1,150
Digital Realty Trust, Inc.	51	6,004
Douglas Emmett, Inc.	40	1,612
Duke Realty Corp.	97	2,919
EPR Properties	20	1,562
Equinix, Inc.	13	6,315
Equity Commonwealth	35	1,140
Equity LifeStyle Properties, Inc.	12	1,460
Equity Residential	106	8,116
Essex Property Trust, Inc.	14	4,084
Extra Space Storage, Inc.	22	2,358
Federal Realty Investment Trust	15	1,961
Gaming and Leisure Properties, Inc.	50	1,975
GEO Group, Inc. (The)	83	1,820
HCP, Inc.	172	5,454
Healthcare Realty Trust, Inc.	38	1,225
Healthcare Trust of America, Inc., Class A	59	1,699
Highwoods Properties, Inc.	38	1,667
Hospitality Properties Trust	115	2,860
Host Hotels & Resorts, Inc.	355	6,429
Hudson Pacific Properties, Inc.	43	1,437
Invitation Homes, Inc.	69	1,768
Iron Mountain, Inc.	140	4,291
Kilroy Realty Corp.	26	1,916
Kimco Realty Corp.	183	3,184
Lamar Advertising Co., Class A	25	1,955
Lexington Realty Trust	109	1,000
Liberty Property Trust	49	2,326
Life Storage, Inc.	13	1,252
Macerich Co. (The)	72	2,616
Mack-Cali Realty Corp.	50	1,136
Medical Properties Trust, Inc.	100	1,778
Mid-America Apartment Communities, Inc.	33	3,768
National Retail Properties, Inc.	35	1,874
Omega Healthcare Investors, Inc.	63	2,244
Outfront Media, Inc.	102	2,514
Paramount Group, Inc.	103	1,468
Park Hotels & Resorts, Inc.	94	2,596
Piedmont Office Realty Trust, Inc., Class A	72	1,464
Prologis, Inc.	117	8,619
Public Storage	26	6,185
Rayonier, Inc.	56	1,576
Realty Income Corp.	56	3,924
Regency Centers Corp.	39	2,572
Retail Properties of America, Inc., Class A	115	1,367
RLJ Lodging Trust	105	1,803
Ryman Hospitality Properties, Inc.	12	959
Sabra Health Care REIT, Inc.	65	1,254
SBA Communications Corp.*	8	1,731
Senior Housing Properties Trust	196	1,544
Simon Property Group, Inc.	67	10,860
SITE Centers Corp.	123	1,571
SL Green Realty Corp.	38	3,268
Spirit Realty Capital, Inc.	46	1,962
STORE Capital Corp.	37	1,266
Sun Communities, Inc.	15	1,894
Sunstone Hotel Investors, Inc.	120	1,610
Taubman Centers, Inc.	28	1,242
UDR, Inc.	57	2,552
Uniti Group, Inc.	89	855
Ventas, Inc.	139	8,938
VEREIT, Inc.	512	4,547
VICI Properties, Inc.	73	1,619
Vornado Realty Trust	55	3,643
Washington Prime Group, Inc.	279	1,144
Weingarten Realty Investors	48	1,354
Welltower, Inc.	145	11,777
Weyerhaeuser Co.	315	7,182
WP Carey, Inc.	34	2,822
Xenia Hotels & Resorts, Inc.	72	1,506
		269,845

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Food & Staples Retailing - 2.2%
BJ’s Wholesale Club Holdings, Inc.*	112	2,798
Casey’s General Stores, Inc.	16	2,065
Costco Wholesale Corp.	178	42,645
Kroger Co. (The)	914	20,848
Performance Food Group Co.*	78	3,069
Rite Aid Corp.*(a)	180	1,379
Sprouts Farmers Market, Inc.*	54	1,083
Sysco Corp.	197	13,558
United Natural Foods, Inc.*	171	1,736
US Foods Holding Corp.*	195	6,739
Walgreens Boots Alliance, Inc.	415	20,476
Walmart, Inc.	795	80,645
		197,041
Food Products - 1.5%
Archer-Daniels-Midland Co.	528	20,233
B&G Foods, Inc.(a)	40	878
Bunge Ltd.	236	12,340
Campbell Soup Co.	89	3,232
Conagra Brands, Inc.	211	5,648
Darling Ingredients, Inc.*	88	1,663
Dean Foods Co.	327	360
Flowers Foods, Inc.	79	1,767
General Mills, Inc.	287	14,189
Hershey Co. (The)	34	4,487
Hormel Foods Corp.	62	2,448
Ingredion, Inc.	35	2,666
JM Smucker Co. (The)	55	6,686
Kellogg Co.	108	5,676
Kraft Heinz Co. (The)	352	9,733
Lamb Weston Holdings, Inc.	17	1,007
McCormick & Co., Inc. (Non-Voting)	22	3,433
Mondelez International, Inc., Class A	445	22,628
Nomad Foods Ltd.*	73	1,549
Post Holdings, Inc.*	20	2,102
Sanderson Farms, Inc.	11	1,504
TreeHouse Foods, Inc.*	30	1,564
Tyson Foods, Inc., Class A	158	11,991
		137,784
Gas Utilities - 0.2%
Atmos Energy Corp.	31	3,156
National Fuel Gas Co.	29	1,546
New Jersey Resources Corp.	30	1,423
ONE Gas, Inc.	15	1,313
South Jersey Industries, Inc.	33	1,041
Southwest Gas Holdings, Inc.	19	1,618
Spire, Inc.	18	1,500
UGI Corp.	74	3,819
		15,416
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	292	22,230
Baxter International, Inc.	92	6,756
Becton Dickinson and Co.	35	8,170
Boston Scientific Corp.*	129	4,955
Cooper Cos., Inc. (The)	5	1,489
Danaher Corp.	102	13,465
DENTSPLY SIRONA, Inc.	57	3,071
Edwards Lifesciences Corp.*	15	2,560
Hill-Rom Holdings, Inc.	12	1,154
Hologic, Inc.*	52	2,289
Intuitive Surgical, Inc.*	6	2,789
Medtronic plc	353	32,681
ResMed, Inc.	19	2,168
STERIS plc	15	2,005
Stryker Corp.	44	8,063
Teleflex, Inc.	5	1,441
Varian Medical Systems, Inc.*	12	1,515
Zimmer Biomet Holdings, Inc.	49	5,583
		122,384
Health Care Providers & Services - 3.1%
Acadia Healthcare Co., Inc.*	55	1,772
AmerisourceBergen Corp.	204	15,883
Anthem, Inc.	90	25,018
Brookdale Senior Living, Inc.*	279	1,724
Cardinal Health, Inc.	441	18,553
Centene Corp.*	144	8,316
Cigna Corp.	65	9,621
Community Health Systems, Inc.*(a)	430	1,144
CVS Health Corp.	772	40,430
DaVita, Inc.*	92	3,995
Encompass Health Corp.	27	1,591
HCA Healthcare, Inc.	104	12,580
Henry Schein, Inc.*	71	4,577
Humana, Inc.	46	11,264
Laboratory Corp. of America Holdings*	38	6,179
Magellan Health, Inc.*	26	1,717
McKesson Corp.	280	34,199
MEDNAX, Inc.*	61	1,504
Molina Healthcare, Inc.*	27	3,841
Owens & Minor, Inc.	299	804
Patterson Cos., Inc.	72	1,513
Quest Diagnostics, Inc.	57	5,467
Select Medical Holdings Corp.*	68	955
Tenet Healthcare Corp.*	202	4,032
UnitedHealth Group, Inc.	222	53,680
Universal Health Services, Inc., Class B	29	3,467
WellCare Health Plans, Inc.*	15	4,143
		277,969
Health Care Technology - 0.1%
Cerner Corp.*	66	4,618

Hotels, Restaurants & Leisure - 1.4%
Aramark	138	4,801
Bloomin’ Brands, Inc.	50	965
Brinker International, Inc.	28	1,052
Caesars Entertainment Corp.*	241	2,118
Carnival Corp.	168	8,600
Chipotle Mexican Grill, Inc.*	3	1,980
Cracker Barrel Old Country Store, Inc.	8	1,257
Darden Restaurants, Inc.	35	4,071
Domino’s Pizza, Inc.	5	1,398
Dunkin’ Brands Group, Inc.	15	1,113
Extended Stay America, Inc.	89	1,525
Hilton Worldwide Holdings, Inc.	35	3,130
Hyatt Hotels Corp., Class A	15	1,084
International Game Technology plc	88	1,144
Las Vegas Sands Corp.	134	7,370
Marriott International, Inc., Class A	46	5,743
McDonald’s Corp.	171	33,904

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
MGM Resorts International	189	4,691
Norwegian Cruise Line Holdings Ltd.*	77	4,213
Penn National Gaming, Inc.*	49	924
Royal Caribbean Cruises Ltd.	50	6,088
Six Flags Entertainment Corp.	26	1,283
Starbucks Corp.	190	14,451
Vail Resorts, Inc.	7	1,506
Wyndham Destinations, Inc.	31	1,233
Wyndham Hotels & Resorts, Inc.	25	1,333
Wynn Resorts Ltd.	35	3,757
Yum China Holdings, Inc.	59	2,361
Yum! Brands, Inc.	77	7,881
		130,976
Household Durables - 0.5%
DR Horton, Inc.	115	4,917
Garmin Ltd.	35	2,677
KB Home	45	1,131
Leggett & Platt, Inc.	50	1,775
Lennar Corp., Class A	83	4,122
Meritage Homes Corp.*	28	1,403
Mohawk Industries, Inc.*	35	4,744
Newell Brands, Inc.	388	5,207
NVR, Inc.*	1	3,201
PulteGroup, Inc.	122	3,782
Taylor Morrison Home Corp., Class A*	94	1,877
Tempur Sealy International, Inc.*	17	1,085
Toll Brothers, Inc.	57	1,982
TRI Pointe Group, Inc.*	97	1,193
Tupperware Brands Corp.	51	950
Whirlpool Corp.	53	6,089
		46,135
Household Products - 1.3%
Church & Dwight Co., Inc.	43	3,200
Clorox Co. (The)	27	4,018
Colgate-Palmolive Co.	201	13,994
Kimberly-Clark Corp.	114	14,579
Procter & Gamble Co. (The)	783	80,578
Spectrum Brands Holdings, Inc.	31	1,633
		118,002
Independent Power and Renewable Electricity Producers - 0.2%
AES Corp.	454	7,173
NRG Energy, Inc.	86	2,927
Vistra Energy Corp.	178	4,194
		14,294
Industrial Conglomerates - 1.5%
3M Co.	135	21,566
Carlisle Cos., Inc.	16	2,133
General Electric Co.	8,767	82,761
Honeywell International, Inc.	167	27,440
Roper Technologies, Inc.	12	4,127
		138,027
Insurance - 4.1%
Aflac, Inc.	346	17,750
Alleghany Corp.*	7	4,643
Allstate Corp. (The)	185	17,669
American Equity Investment Life Holding Co.	58	1,642
American Financial Group, Inc.	39	3,830
American International Group, Inc.	944	48,210
Aon plc	37	6,663
Arch Capital Group Ltd.*	143	4,924
Arthur J Gallagher & Co.	46	3,873
Assurant, Inc.	32	3,199
Assured Guaranty Ltd.	76	3,106
Athene Holding Ltd., Class A*	96	3,902
Axis Capital Holdings Ltd.	51	3,039
Brighthouse Financial, Inc.*	139	4,933
Brown & Brown, Inc.	49	1,547
Chubb Ltd.	186	27,169
Cincinnati Financial Corp.	57	5,600
CNO Financial Group, Inc.	161	2,529
Everest Re Group Ltd.	22	5,449
Fidelity National Financial, Inc.	103	3,971
First American Financial Corp.	52	2,686
Genworth Financial, Inc., Class A*	967	2,814
Hanover Insurance Group, Inc. (The)	19	2,321
Hartford Financial Services Group, Inc. (The)	240	12,638
Kemper Corp.	14	1,162
Lincoln National Corp.	144	8,561
Loews Corp.	185	9,502
Markel Corp.*	5	5,294
Marsh & McLennan Cos., Inc.	109	10,420
MetLife, Inc.	688	31,792
Old Republic International Corp.	179	3,947
Primerica, Inc.	11	1,263
Principal Financial Group, Inc.	179	9,231
ProAssurance Corp.	41	1,538
Progressive Corp. (The)	150	11,892
Prudential Financial, Inc.	346	31,963
Reinsurance Group of America, Inc.	38	5,626
RenaissanceRe Holdings Ltd.	13	2,268
Selective Insurance Group, Inc.	17	1,218
Torchmark Corp.	41	3,506
Travelers Cos., Inc. (The)	181	26,348
Unum Group	162	5,101
White Mountains Insurance Group Ltd.	1	980
Willis Towers Watson plc	32	5,616
WR Berkley Corp.	58	3,608
		374,943
Interactive Media & Services - 1.4%
Alphabet, Inc., Class A*	37	40,941
Alphabet, Inc., Class C*	37	40,834
Facebook, Inc., Class A*	211	37,446
IAC/InterActiveCorp*	7	1,546
Twitter, Inc.*	58	2,114
Yandex NV, Class A*	33	1,185
		124,066
Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc.*	24	42,602
Booking Holdings, Inc.*	5	8,281
eBay, Inc.	180	6,467
Expedia Group, Inc.	25	2,875
Liberty Expedia Holdings, Inc., Class A*	28	1,154
Qurate Retail, Inc.*	277	3,471
		64,850
IT Services - 2.4%
Accenture plc, Class A	122	21,725
Akamai Technologies, Inc.*	34	2,562
Alliance Data Systems Corp.	16	2,200

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Amdocs Ltd.	46	2,733
Automatic Data Processing, Inc.	63	10,088
Black Knight, Inc.*	25	1,417
Booz Allen Hamilton Holding Corp.	44	2,779
Broadridge Financial Solutions, Inc.	19	2,373
CACI International, Inc., Class A*	10	2,035
Cognizant Technology Solutions Corp., Class A	96	5,945
Conduent, Inc.*	205	1,824
CoreLogic, Inc.*	29	1,136
DXC Technology Co.	108	5,134
Euronet Worldwide, Inc.*	9	1,395
Fidelity National Information Services, Inc.	68	8,180
First Data Corp., Class A*	135	3,432
Fiserv, Inc.*	50	4,293
FleetCor Technologies, Inc.*	12	3,099
Gartner, Inc.*	9	1,362
Global Payments, Inc.	15	2,311
International Business Machines Corp.	457	58,034
Jack Henry & Associates, Inc.	10	1,312
KBR, Inc.	81	1,800
Leidos Holdings, Inc.	67	5,047
Mastercard, Inc., Class A	46	11,569
Paychex, Inc.	64	5,491
PayPal Holdings, Inc.*	103	11,304
Perspecta, Inc.	79	1,715
Sabre Corp.	84	1,704
Science Applications International Corp.	14	1,074
Total System Services, Inc.	25	3,088
Visa, Inc., Class A	130	20,973
Western Union Co. (The)	205	3,977
WEX, Inc.*	7	1,323
Worldpay, Inc.*	20	2,433
		216,867
Leisure Products - 0.1%
Brunswick Corp.	33	1,369
Hasbro, Inc.	35	3,330
Mattel, Inc.*(a)	323	3,181
Polaris Industries, Inc.	27	2,157
		10,037
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	40	2,682
Bio-Rad Laboratories, Inc., Class A*	5	1,435
Charles River Laboratories International, Inc.*	8	1,004
ICON plc*	8	1,132
Illumina, Inc.*	7	2,148
IQVIA Holdings, Inc.*	29	3,940
Mettler-Toledo International, Inc.*	2	1,446
PerkinElmer, Inc.	15	1,295
Thermo Fisher Scientific, Inc.	55	14,684
Waters Corp.*	9	1,806
		31,572
Machinery - 1.5%
AGCO Corp.	40	2,662
Allison Transmission Holdings, Inc.	30	1,242
Caterpillar, Inc.	191	22,884
Colfax Corp.*	67	1,682
Crane Co.	15	1,147
Cummins, Inc.	62	9,347
Deere & Co.	109	15,279
Donaldson Co., Inc.	28	1,329
Dover Corp.	41	3,666
Flowserve Corp.	46	2,137
Fortive Corp.	37	2,818
Graco, Inc.	23	1,086
IDEX Corp.	13	1,985
Illinois Tool Works, Inc.	77	10,752
Ingersoll-Rand plc	69	8,165
ITT, Inc.	25	1,440
Kennametal, Inc.	29	892
Lincoln Electric Holdings, Inc.	15	1,139
Meritor, Inc.*	50	1,008
Middleby Corp. (The)*	11	1,435
Mueller Industries, Inc.	38	1,024
Navistar International Corp.*	34	1,058
Nordson Corp.	9	1,131
Oshkosh Corp.	31	2,207
PACCAR, Inc.	160	10,531
Parker-Hannifin Corp.	37	5,636
Pentair plc	57	1,985
Rexnord Corp.*	43	1,131
Snap-on, Inc.	17	2,651
Stanley Black & Decker, Inc.	52	6,615
Terex Corp.	46	1,231
Timken Co. (The)	30	1,320
Toro Co. (The)	17	1,108
Trinity Industries, Inc.	96	1,851
WABCO Holdings, Inc.*	13	1,702
Wabtec Corp.	22	1,372
Xylem, Inc.	33	2,449
		137,097
Marine - 0.0%(b)
Kirby Corp.*	26	2,012

Media - 1.8%
Altice USA, Inc., Class A	192	4,510
AMC Networks, Inc., Class A*	18	950
CBS Corp. (Non-Voting), Class B	122	5,890
Charter Communications, Inc., Class A*	49	18,463
Comcast Corp., Class A	1,731	70,971
Discovery, Inc., Class A*	42	1,145
Discovery, Inc., Class C*	93	2,385
DISH Network Corp., Class A*	137	4,947
Fox Corp., Class A	66	2,325
Fox Corp., Class B	31	1,076
Gannett Co., Inc.	109	857
Interpublic Group of Cos., Inc. (The)	163	3,459
Liberty Broadband Corp., Class A*	5	488
Liberty Broadband Corp., Class C*	20	1,963
Liberty Global plc, Class A*	154	3,788
Liberty Global plc, Class C*	401	9,720
Liberty Latin America Ltd., Class A*	30	512
Liberty Latin America Ltd., Class C*	77	1,324
Liberty Media Corp.-Liberty SiriusXM, Class A*	44	1,585

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Liberty Media Corp.-Liberty SiriusXM, Class C*	87	3,144
Meredith Corp.	18	932
News Corp., Class A	219	2,494
News Corp., Class B	69	804
Nexstar Media Group, Inc., Class A	12	1,202
Omnicom Group, Inc.	104	8,045
Sinclair Broadcast Group, Inc., Class A	37	1,986
TEGNA, Inc.	117	1,771
Tribune Media Co., Class A	50	2,315
		159,051
Metals & Mining - 0.5%
AK Steel Holding Corp.*	629	1,082
Alcoa Corp.*	167	3,539
Allegheny Technologies, Inc.*	45	964
Carpenter Technology Corp.	23	933
Cleveland-Cliffs, Inc.(a)	117	1,018
Commercial Metals Co.	115	1,535
Compass Minerals International, Inc.	20	1,020
Constellium NV, Class A*	146	1,193
Freeport-McMoRan, Inc.	914	8,875
Newmont Goldcorp Corp.	168	5,559
Nucor Corp.	159	7,632
Reliance Steel & Aluminum Co.	46	3,830
Royal Gold, Inc.	12	1,056
Steel Dynamics, Inc.	91	2,289
United States Steel Corp.	143	1,690
Warrior Met Coal, Inc.	40	1,032
		43,247
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
AGNC Investment Corp.	240	3,936
Annaly Capital Management, Inc.	756	6,660
Blackstone Mortgage Trust, Inc., Class A	42	1,481
Chimera Investment Corp.	135	2,462
Invesco Mortgage Capital, Inc.	85	1,308
MFA Financial, Inc.	232	1,633
New Residential Investment Corp.	192	2,928
PennyMac Mortgage Investment Trust	57	1,186
Starwood Property Trust, Inc.	141	3,109
Two Harbors Investment Corp.	139	1,699
		26,402
Multiline Retail - 0.8%
Big Lots, Inc.	47	1,297
Dollar General Corp.	67	8,528
Dollar Tree, Inc.*	78	7,924
JC Penney Co., Inc.*(a)	2,258	1,919
Kohl’s Corp.	129	6,362
Macy’s, Inc.	452	9,298
Nordstrom, Inc.	103	3,224
Target Corp.	391	31,456
		70,008
Multi-Utilities - 1.2%
Ameren Corp.	99	7,261
Avista Corp.	36	1,503
Black Hills Corp.	18	1,371
CenterPoint Energy, Inc.	219	6,228
CMS Energy Corp.	108	6,060
Consolidated Edison, Inc.	169	14,585
Dominion Energy, Inc.	249	18,720
DTE Energy Co.	77	9,661
NiSource, Inc.	135	3,760
NorthWestern Corp.	21	1,490
Public Service Enterprise Group, Inc.	225	13,221
Sempra Energy	99	13,013
WEC Energy Group, Inc.	103	8,297
		105,170
Oil, Gas & Consumable Fuels - 6.2%
Anadarko Petroleum Corp.	219	15,411
Antero Resources Corp.*	351	2,306
Apache Corp.	150	3,911
Cabot Oil & Gas Corp.	65	1,626
Chesapeake Energy Corp.*	1,079	2,072
Chevron Corp.	1,051	119,656
Cimarex Energy Co.	17	972
CNX Resources Corp.*	149	1,150
Concho Resources, Inc.	38	3,724
ConocoPhillips	514	30,305
Continental Resources, Inc.*	22	770
Cosan Ltd., Class A*	151	1,907
Delek US Holdings, Inc.	49	1,500
Devon Energy Corp.	215	5,409
Diamondback Energy, Inc.	18	1,765
EOG Resources, Inc.	113	9,252
EQT Corp.	132	2,416
Exxon Mobil Corp.	2,470	174,802
Gulfport Energy Corp.*	130	711
Hess Corp.	114	6,368
HollyFrontier Corp.	111	4,216
Kinder Morgan, Inc.	1,149	22,923
Marathon Oil Corp.	478	6,286
Marathon Petroleum Corp.	357	16,418
Murphy Oil Corp.	135	3,355
Noble Energy, Inc.	247	5,286
Oasis Petroleum, Inc.*	281	1,461
Occidental Petroleum Corp.	337	16,773
ONEOK, Inc.	105	6,680
Parsley Energy, Inc., Class A*	79	1,409
PBF Energy, Inc., Class A	130	3,432
PDC Energy, Inc.*	32	977
Peabody Energy Corp.	49	1,153
Phillips 66	315	25,452
Pioneer Natural Resources Co.	33	4,685
QEP Resources, Inc.*	218	1,506
Range Resources Corp.	194	1,517
SemGroup Corp., Class A	70	883
SM Energy Co.	80	930
Targa Resources Corp.	109	4,192
Valero Energy Corp.	382	26,893
Whiting Petroleum Corp.*	64	1,176
Williams Cos., Inc. (The)	456	12,029
World Fuel Services Corp.	98	2,856
WPX Energy, Inc.*	154	1,657
		560,178
Paper & Forest Products - 0.0%(b)
Domtar Corp.	46	1,934
Louisiana-Pacific Corp.	50	1,141
		3,075
Personal Products - 0.1%
Avon Products, Inc.*	742	2,790
Coty, Inc., Class A	226	2,789
Edgewell Personal Care Co.*	29	828

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Estee Lauder Cos., Inc. (The), Class A	26	4,187
Herbalife Nutrition Ltd.*	20	835
Nu Skin Enterprises, Inc., Class A	22	1,027
		12,456
Pharmaceuticals - 3.2%
Allergan plc	143	17,433
Bristol-Myers Squibb Co.	434	19,691
Catalent, Inc.*	27	1,228
Eli Lilly & Co.	161	18,666
Jazz Pharmaceuticals plc*	14	1,758
Johnson & Johnson	677	88,788
Mallinckrodt plc*	165	1,434
Merck & Co., Inc.	675	53,467
Mylan NV*	286	4,805
Perrigo Co. plc	56	2,353
Pfizer, Inc.	1,880	78,058
Zoetis, Inc.	36	3,638
		291,319
Professional Services - 0.3%
CoStar Group, Inc.*	3	1,529
Equifax, Inc.	26	3,144
IHS Markit Ltd.*	60	3,443
ManpowerGroup, Inc.	62	5,302
Nielsen Holdings plc	215	4,887
Robert Half International, Inc.	32	1,717
TransUnion	24	1,573
Verisk Analytics, Inc.	16	2,240
		23,835
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	96	4,387
Howard Hughes Corp. (The)*	12	1,234
Jones Lang LaSalle, Inc.	15	1,867
Realogy Holdings Corp.	127	900
		8,388
Road & Rail - 0.9%
Avis Budget Group, Inc.*	172	4,878
CSX Corp.	177	13,181
Genesee & Wyoming, Inc., Class A*	26	2,476
Hertz Global Holdings, Inc.*	275	3,869
JB Hunt Transport Services, Inc.	20	1,703
Kansas City Southern	30	3,398
Knight-Swift Transportation Holdings, Inc.	48	1,327
Landstar System, Inc.	11	1,059
Norfolk Southern Corp.	73	14,245
Old Dominion Freight Line, Inc.	9	1,192
Ryder System, Inc.	58	2,929
Union Pacific Corp.	168	28,019
YRC Worldwide, Inc.*	187	797
		79,073
Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc.*	52	1,425
Analog Devices, Inc.	62	5,990
Applied Materials, Inc.	219	8,473
Broadcom, Inc.	44	11,072
Cree, Inc.*	24	1,323
Cypress Semiconductor Corp.	78	1,390
First Solar, Inc.*	45	2,612
Intel Corp.	1,409	62,052
KLA-Tencor Corp.	57	5,875
Lam Research Corp.	24	4,191
Marvell Technology Group Ltd.	102	2,275
Maxim Integrated Products, Inc.	57	2,998
Microchip Technology, Inc.	39	3,121
Micron Technology, Inc.*	375	12,229
NVIDIA Corp.	35	4,741
NXP Semiconductors NV	93	8,199
ON Semiconductor Corp.*	110	1,954
Qorvo, Inc.*	40	2,447
QUALCOMM, Inc.	633	42,297
Skyworks Solutions, Inc.	36	2,399
Teradyne, Inc.	32	1,348
Texas Instruments, Inc.	170	17,733
Xilinx, Inc.	28	2,865
		209,009
Software - 2.2%
Adobe, Inc.*	21	5,689
ANSYS, Inc.*	8	1,436
Avaya Holdings Corp.*	64	805
Cadence Design Systems, Inc.*	22	1,399
CDK Global, Inc.	17	823
Check Point Software Technologies Ltd.*	15	1,654
Citrix Systems, Inc.*	15	1,412
Intuit, Inc.	15	3,673
Microsoft Corp.	1,089	134,687
Nuance Communications, Inc.*	83	1,425
Oracle Corp.	603	30,512
Red Hat, Inc.*	8	1,474
salesforce.com, Inc.*	32	4,845
SS&C Technologies Holdings, Inc.	18	1,002
Symantec Corp.	296	5,544
Synopsys, Inc.*	21	2,445
Teradata Corp.*	27	927
VMware, Inc., Class A	6	1,062
		200,814
Specialty Retail - 1.9%
Aaron’s, Inc.	23	1,225
Abercrombie & Fitch Co., Class A	70	1,211
Advance Auto Parts, Inc.	18	2,790
American Eagle Outfitters, Inc.	78	1,357
Asbury Automotive Group, Inc.*	26	1,929
Ascena Retail Group, Inc.*	596	626
AutoNation, Inc.*	100	3,947
AutoZone, Inc.*	5	5,136
Bed Bath & Beyond, Inc.(a)	247	3,134
Best Buy Co., Inc.	167	10,466
Burlington Stores, Inc.*	12	1,879
CarMax, Inc.*	94	7,358
Designer Brands, Inc., Class A	39	705
Dick’s Sporting Goods, Inc.	55	1,898
Foot Locker, Inc.	57	2,243
GameStop Corp., Class A(a)	296	2,244
Gap, Inc. (The)	169	3,157
Genesco, Inc.*	24	1,080
Group 1 Automotive, Inc.	36	2,599
Home Depot, Inc. (The)	235	44,615
L Brands, Inc.	267	5,997
Lithia Motors, Inc., Class A	21	2,397
Lowe’s Cos., Inc.	226	21,081
Michaels Cos., Inc. (The)*	97	884
Murphy USA, Inc.*	42	3,371
Office Depot, Inc.	821	1,609
O’Reilly Automotive, Inc.*	11	4,085
Penske Automotive Group, Inc.	44	1,880

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ross Stores, Inc.	57	5,300
Sally Beauty Holdings, Inc.*	88	1,336
Signet Jewelers Ltd.	102	1,924
Tiffany & Co.	36	3,208
TJX Cos., Inc. (The)	274	13,779
Tractor Supply Co.	27	2,721
Ulta Beauty, Inc.*	7	2,334
Urban Outfitters, Inc.*	40	899
Williams-Sonoma, Inc.	43	2,515
		174,919
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	1,138	199,229
Dell Technologies, Inc., Class C*	82	4,883
Diebold Nixdorf, Inc.*	132	1,122
Hewlett Packard Enterprise Co.	1,029	14,118
HP, Inc.	615	11,488
NCR Corp.*	97	2,968
NetApp, Inc.	56	3,315
Seagate Technology plc	177	7,408
Western Digital Corp.	211	7,854
Xerox Corp.	147	4,500
		256,885
Textiles, Apparel & Luxury Goods - 0.4%
Capri Holdings Ltd.*	66	2,144
Carter’s, Inc.	15	1,262
Fossil Group, Inc.*	80	783
Hanesbrands, Inc.	138	2,049
Kontoor Brands, Inc.*	10	297
Lululemon Athletica, Inc.*	8	1,325
NIKE, Inc., Class B	170	13,114
PVH Corp.	32	2,726
Ralph Lauren Corp.	20	2,103
Skechers U.S.A., Inc., Class A*	42	1,173
Tapestry, Inc.	126	3,598
Under Armour, Inc., Class A*	41	935
Under Armour, Inc., Class C*	42	850
VF Corp.	71	5,813
		38,172
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.*	140	1,897
New York Community Bancorp, Inc.	357	3,545
Radian Group, Inc.	62	1,392
Washington Federal, Inc.	36	1,136
		7,970
Tobacco - 0.9%
Altria Group, Inc.	776	38,071
Philip Morris International, Inc.	602	46,432
Universal Corp.	19	1,074
		85,577
Trading Companies & Distributors - 0.4%
AerCap Holdings NV*	109	4,885
Air Lease Corp.	42	1,512
Beacon Roofing Supply, Inc.*	40	1,383
Fastenal Co.	114	3,487
GATX Corp.	20	1,397
HD Supply Holdings, Inc.*	61	2,531
MRC Global, Inc.*	74	1,095
MSC Industrial Direct Co., Inc., Class A	17	1,201
NOW, Inc.*	70	912
Rush Enterprises, Inc., Class A	28	988
United Rentals, Inc.*	42	4,624
Univar, Inc.*	102	2,041
Watsco, Inc.	11	1,731
WESCO International, Inc.*	53	2,482
WW Grainger, Inc.	13	3,402
		33,671
Transportation Infrastructure - 0.0%(b)
Macquarie Infrastructure Corp.	65	2,592

Water Utilities - 0.1%
American Water Works Co., Inc.	46	5,199
Aqua America, Inc.	45	1,779
		6,978
Wireless Telecommunication Services - 0.2%
Sprint Corp.*	646	4,438
Telephone & Data Systems, Inc.	75	2,161
T-Mobile US, Inc.*	122	8,959
		15,558
TOTAL COMMON STOCKS (Cost $6,577,009)		7,709,195

SECURITIES LENDING REINVESTMENTS(c) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $13,538)	13,538	13,538

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 12.5%

REPURCHASE AGREEMENTS(d) - 12.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $1,129,901 (Cost $1,129,669)	1,129,669	1,129,669

Total Investments - 97.7% (Cost $7,720,216)		8,852,402
Other Assets Less Liabilities - 2.3%		205,740
Net Assets - 100.0%		9,058,142

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $19,697, collateralized in the form of cash with a value of $13,538 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $7,869 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.13%, and maturity dates ranging from June 6, 2019 – February 15, 2045; a total value of $21,407.

(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $13,538.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,601,518
Aggregate gross unrealized depreciation	(2,077,744)
Net unrealized depreciation	$(476,226)
Federal income tax cost	$7,770,237

See accompanying notes to the financial statements.

Swap Agreements(1)

RAFITM Long/Short had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
(431,031)	12/7/2020	Goldman Sachs International	(2.59)%	Russell 1000 Total Return Index	(31,855)
177,360	12/7/2020	Goldman Sachs International	2.84%	FTSE RAFI US 1000 Total Return Index	7,825
(253,671)					(24,030)	—	—	(24,030)
(8,320,298)	11/6/2019	Societe Generale	(2.16)%	Russell 1000 Total Return Index	(1,508,605)
791,669	11/6/2019	Societe Generale	2.66%	FTSE RAFI US 1000 Total Return Index	(25,756)
(7,528,629)					(1,534,361)	—	1,534,361	—

(7,782,300)					(1,558,391)
				Total Unrealized Appreciation	7,825
				Total Unrealized Depreciation	(1,566,216)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)
COMMON STOCKS - 99.4%

Aerospace & Defense - 2.7%
Arconic, Inc.	124	2,716
Boeing Co. (The)	161	54,999
General Dynamics Corp.	83	13,348
Harris Corp.	36	6,739
Huntington Ingalls Industries, Inc.	13	2,667
L3 Technologies, Inc.	24	5,809
Lockheed Martin Corp.	76	25,729
Northrop Grumman Corp.	52	15,769
Raytheon Co.	87	15,181
Textron, Inc.	72	3,262
TransDigm Group, Inc.*	15	6,614
United Technologies Corp.	249	31,449
		184,282
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	42	3,345
Expeditors International of Washington, Inc.	53	3,688
FedEx Corp.	73	11,262
United Parcel Service, Inc., Class B	213	19,792
		38,087
Airlines - 0.4%
Alaska Air Group, Inc.	37	2,154
American Airlines Group, Inc.	123	3,349
Delta Air Lines, Inc.	190	9,785
Southwest Airlines Co.	152	7,235
United Continental Holdings, Inc.*	69	5,358
		27,881
Auto Components - 0.1%
Aptiv plc	80	5,123
BorgWarner, Inc.	64	2,271
		7,394
Automobiles - 0.4%
Ford Motor Co.	1,196	11,386
General Motors Co.	401	13,370
Harley-Davidson, Inc.	49	1,603
		26,359
Banks - 5.8%
Bank of America Corp.	2,750	73,150
BB&T Corp.	233	10,893
Citigroup, Inc.	720	44,748
Citizens Financial Group, Inc.	141	4,594
Comerica, Inc.	48	3,303
Fifth Third Bancorp	236	6,254
First Republic Bank	50	4,851
Huntington Bancshares, Inc.	321	4,061
JPMorgan Chase & Co.	1,003	106,278
KeyCorp	309	4,935
M&T Bank Corp.	43	6,863
People’s United Financial, Inc.	121	1,860
PNC Financial Services Group, Inc. (The)	139	17,689
Regions Financial Corp.	311	4,301
SunTrust Banks, Inc.	136	8,161
SVB Financial Group*	16	3,222
US Bancorp	460	23,092
Wells Fargo & Co.	1,253	55,595
Zions Bancorp NA	57	2,455
		386,305
Beverages - 2.0%
Brown-Forman Corp., Class B	50	2,499
Coca-Cola Co. (The)	1,178	57,875
Constellation Brands, Inc., Class A	51	8,999
Molson Coors Brewing Co., Class B	57	3,134
Monster Beverage Corp.*	119	7,361
PepsiCo, Inc.	431	55,168
		135,036
Biotechnology - 2.3%
AbbVie, Inc.	451	34,596
Alexion Pharmaceuticals, Inc.*	68	7,730
Amgen, Inc.	191	31,840
Biogen, Inc.*	60	13,157
Celgene Corp.*	215	20,165
Gilead Sciences, Inc.	390	24,278
Incyte Corp.*	55	4,325
Regeneron Pharmaceuticals, Inc.*	24	7,241
Vertex Pharmaceuticals, Inc.*	78	12,962
		156,294
Building Products - 0.3%
Allegion plc	29	2,814
AO Smith Corp.	44	1,782
Fortune Brands Home & Security, Inc.	43	2,067
Johnson Controls International plc	279	10,747
Masco Corp.	90	3,143
		20,553
Capital Markets - 2.8%
Affiliated Managers Group, Inc.	16	1,341
Ameriprise Financial, Inc.	42	5,806
Bank of New York Mellon Corp. (The)	268	11,441
BlackRock, Inc.	37	15,376
Cboe Global Markets, Inc.	34	3,690
Charles Schwab Corp. (The)	363	15,104
CME Group, Inc.	110	21,133
E*TRADE Financial Corp.	76	3,405
Franklin Resources, Inc.	91	2,896
Goldman Sachs Group, Inc. (The)	105	19,161
Intercontinental Exchange, Inc.	174	14,305
Invesco Ltd.	122	2,384
Moody’s Corp.	50	9,144
Morgan Stanley	398	16,195
MSCI, Inc.	26	5,720
Nasdaq, Inc.	35	3,172
Northern Trust Corp.	67	5,730
Raymond James Financial, Inc.	38	3,138
S&P Global, Inc.	76	16,255
State Street Corp.	116	6,409
T. Rowe Price Group, Inc.	72	7,282
		189,087
Chemicals - 2.0%
Air Products & Chemicals, Inc.	67	13,640
Albemarle Corp.	33	2,089
Celanese Corp.	39	3,702
CF Industries Holdings, Inc.	68	2,736
Dow, Inc.	230	10,755
DowDuPont, Inc.	690	21,059
Eastman Chemical Co.	43	2,792
Ecolab, Inc.	78	14,359
FMC Corp.	42	3,085

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
International Flavors & Fragrances, Inc.	31	4,198
Linde plc	169	30,513
LyondellBasell Industries NV, Class A	93	6,905
Mosaic Co. (The)	108	2,319
PPG Industries, Inc.	72	7,535
Sherwin-Williams Co. (The)	25	10,486
		136,173
Commercial Services & Supplies - 0.5%
Cintas Corp.	26	5,767
Copart, Inc.*	61	4,360
Republic Services, Inc.	66	5,583
Rollins, Inc.	45	1,691
Waste Management, Inc.	119	13,013
		30,414
Communications Equipment - 1.3%
Arista Networks, Inc.*	16	3,913
Cisco Systems, Inc.	1,348	70,136
F5 Networks, Inc.*	19	2,510
Juniper Networks, Inc.	106	2,609
Motorola Solutions, Inc.	50	7,498
		86,666
Construction & Engineering - 0.1%
Fluor Corp.	43	1,192
Jacobs Engineering Group, Inc.	36	2,710
Quanta Services, Inc.	43	1,495
		5,397
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	19	4,000
Vulcan Materials Co.	41	5,121
		9,121
Consumer Finance - 0.8%
American Express Co.	211	24,204
Capital One Financial Corp.	144	12,365
Discover Financial Services	101	7,530
Synchrony Financial	199	6,692
		50,791
Containers & Packaging - 0.3%
Avery Dennison Corp.	25	2,602
Ball Corp.	102	6,262
International Paper Co.	123	5,101
Packaging Corp. of America	29	2,583
Sealed Air Corp.	47	1,969
Westrock Co.	78	2,543
		21,060
Distributors - 0.1%
Genuine Parts Co.	45	4,451
LKQ Corp.*	96	2,462
		6,913
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	62	1,627

Diversified Financial Services - 1.8%
Berkshire Hathaway, Inc., Class B*	595	117,465
Jefferies Financial Group, Inc.	80	1,413
		118,878
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	2,231	68,224
CenturyLink, Inc.	291	3,041
Verizon Communications, Inc.	1,265	68,753
		140,018
Electric Utilities - 2.1%
Alliant Energy Corp.	72	3,417
American Electric Power Co., Inc.	151	13,004
Duke Energy Corp.	222	19,005
Edison International	100	5,937
Entergy Corp.	58	5,630
Evergy, Inc.	78	4,535
Eversource Energy	97	7,162
Exelon Corp.	297	14,280
FirstEnergy Corp.	154	6,351
NextEra Energy, Inc.	147	29,137
Pinnacle West Capital Corp.	34	3,193
PPL Corp.	220	6,547
Southern Co. (The)	317	16,960
Xcel Energy, Inc.	158	9,060
		144,218
Electrical Equipment - 0.5%
AMETEK, Inc.	69	5,650
Eaton Corp. plc	129	9,609
Emerson Electric Co.	188	11,325
Rockwell Automation, Inc.	36	5,359
		31,943
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	91	7,917
Corning, Inc.	241	6,950
FLIR Systems, Inc.	42	2,030
IPG Photonics Corp.*	11	1,377
Keysight Technologies, Inc.*	57	4,282
TE Connectivity Ltd.	104	8,760
		31,316
Entertainment - 2.2%
Activision Blizzard, Inc.	233	10,105
Electronic Arts, Inc.*	92	8,564
Netflix, Inc.*	134	46,000
Take-Two Interactive Software, Inc.*	35	3,785
Viacom, Inc., Class B	108	3,135
Walt Disney Co. (The)	578	76,319
		147,908
Equity Real Estate Investment Trusts (REITs) - 3.3%
Alexandria Real Estate Equities, Inc.	34	4,978
American Tower Corp.	135	28,184
Apartment Investment & Management Co., Class A	48	2,398
AvalonBay Communities, Inc.	43	8,729
Boston Properties, Inc.	47	6,149
Crown Castle International Corp.	127	16,511
Digital Realty Trust, Inc.	64	7,534
Duke Realty Corp.	110	3,310
Equinix, Inc.	25	12,145
Equity Residential	113	8,652
Essex Property Trust, Inc.	20	5,835
Extra Space Storage, Inc.	39	4,179
Federal Realty Investment Trust	23	3,007
HCP, Inc.	147	4,661
Host Hotels & Resorts, Inc.	227	4,111
Iron Mountain, Inc.	88	2,697
Kimco Realty Corp.	129	2,245
Macerich Co. (The)	33	1,199
Mid-America Apartment Communities, Inc.	35	3,996
Prologis, Inc.	193	14,218

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Public Storage	46	10,943
Realty Income Corp.	93	6,517
Regency Centers Corp.	51	3,364
SBA Communications Corp.*	34	7,358
Simon Property Group, Inc.	94	15,237
SL Green Realty Corp.	25	2,150
UDR, Inc.	84	3,762
Ventas, Inc.	110	7,073
Vornado Realty Trust	53	3,510
Welltower, Inc.	118	9,584
Weyerhaeuser Co.	229	5,221
		219,457
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	135	32,343
Kroger Co. (The)	244	5,566
Sysco Corp.	145	9,979
Walgreens Boots Alliance, Inc.	245	12,088
Walmart, Inc.	436	44,228
		104,204
Food Products - 1.2%
Archer-Daniels-Midland Co.	172	6,591
Campbell Soup Co.	59	2,142
Conagra Brands, Inc.	149	3,989
General Mills, Inc.	183	9,048
Hershey Co. (The)	43	5,674
Hormel Foods Corp.	83	3,278
JM Smucker Co. (The)	35	4,255
Kellogg Co.	77	4,047
Kraft Heinz Co. (The)	191	5,281
Lamb Weston Holdings, Inc.	45	2,666
McCormick & Co., Inc. (Non-Voting)	37	5,773
Mondelez International, Inc., Class A	443	22,527
Tyson Foods, Inc., Class A	91	6,906
		82,177
Gas Utilities - 0.1%
Atmos Energy Corp.	36	3,665

Health Care Equipment & Supplies - 3.6%
Abbott Laboratories	538	40,958
ABIOMED, Inc.*	14	3,667
Align Technology, Inc.*	22	6,256
Baxter International, Inc.	146	10,722
Becton Dickinson and Co.	82	19,142
Boston Scientific Corp.*	424	16,286
Cooper Cos., Inc. (The)	15	4,467
Danaher Corp.	193	25,478
DENTSPLY SIRONA, Inc.	72	3,879
Edwards Lifesciences Corp.*	64	10,925
Hologic, Inc.*	82	3,609
IDEXX Laboratories, Inc.*	26	6,494
Intuitive Surgical, Inc.*	35	16,270
Medtronic plc	411	38,050
ResMed, Inc.	44	5,021
Stryker Corp.	94	17,224
Teleflex, Inc.	14	4,036
Varian Medical Systems, Inc.*	27	3,409
Zimmer Biomet Holdings, Inc.	62	7,064
		242,957
Health Care Providers & Services - 2.9%
AmerisourceBergen Corp.	48	3,737
Anthem, Inc.	79	21,961
Cardinal Health, Inc.	91	3,828
Centene Corp.*	126	7,277
Cigna Corp.	116	17,170
CVS Health Corp.	397	20,791
DaVita, Inc.*	38	1,650
HCA Healthcare, Inc.	82	9,919
Henry Schein, Inc.*	46	2,965
Humana, Inc.	42	10,284
Laboratory Corp. of America Holdings*	31	5,041
McKesson Corp.	59	7,206
Quest Diagnostics, Inc.	42	4,028
UnitedHealth Group, Inc.	294	71,089
Universal Health Services, Inc., Class B	25	2,989
WellCare Health Plans, Inc.*	15	4,143
		194,078
Health Care Technology - 0.1%
Cerner Corp.*	100	6,997

Hotels, Restaurants & Leisure - 2.0%
Carnival Corp.	123	6,296
Chipotle Mexican Grill, Inc.*	8	5,280
Darden Restaurants, Inc.	38	4,420
Hilton Worldwide Holdings, Inc.	90	8,050
Marriott International, Inc., Class A	87	10,861
McDonald’s Corp.	234	46,395
MGM Resorts International	157	3,897
Norwegian Cruise Line Holdings Ltd.*	67	3,665
Royal Caribbean Cruises Ltd.	53	6,453
Starbucks Corp.	381	28,979
Wynn Resorts Ltd.	30	3,220
Yum! Brands, Inc.	94	9,621
		137,137
Household Durables - 0.3%
DR Horton, Inc.	104	4,447
Garmin Ltd.	37	2,830
Leggett & Platt, Inc.	41	1,456
Lennar Corp., Class A	88	4,370
Mohawk Industries, Inc.*	19	2,575
Newell Brands, Inc.	119	1,597
PulteGroup, Inc.	78	2,418
Whirlpool Corp.	20	2,298
		21,991
Household Products - 1.8%
Church & Dwight Co., Inc.	76	5,655
Clorox Co. (The)	39	5,804
Colgate-Palmolive Co.	264	18,380
Kimberly-Clark Corp.	105	13,428
Procter & Gamble Co. (The)	766	78,829
		122,096
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	203	3,207
NRG Energy, Inc.	87	2,962
		6,169
Industrial Conglomerates - 1.5%
3M Co.	176	28,116
General Electric Co.	2,665	25,158
Honeywell International, Inc.	223	36,641
Roper Technologies, Inc.	32	11,005
		100,920

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Insurance - 2.6%
Aflac, Inc.	230	11,799
Allstate Corp. (The)	102	9,742
American International Group, Inc.	266	13,585
Aon plc	73	13,145
Arthur J Gallagher & Co.	56	4,715
Assurant, Inc.	16	1,599
Chubb Ltd.	140	20,450
Cincinnati Financial Corp.	46	4,519
Everest Re Group Ltd.	12	2,972
Hartford Financial Services Group, Inc. (The)	110	5,793
Lincoln National Corp.	62	3,686
Loews Corp.	84	4,314
Marsh & McLennan Cos., Inc.	155	14,818
MetLife, Inc.	293	13,540
Principal Financial Group, Inc.	79	4,074
Progressive Corp. (The)	179	14,191
Prudential Financial, Inc.	125	11,547
Torchmark Corp.	31	2,651
Travelers Cos., Inc. (The)	81	11,791
Unum Group	66	2,078
Willis Towers Watson plc	39	6,845
		177,854
Interactive Media & Services - 5.1%
Alphabet, Inc., Class A*	92	101,798
Alphabet, Inc., Class C*	94	103,741
Facebook, Inc., Class A*	731	129,731
TripAdvisor, Inc.*	32	1,353
Twitter, Inc.*	223	8,126
		344,749
Internet & Direct Marketing Retail - 3.9%
Amazon.com, Inc.*	126	223,659
Booking Holdings, Inc.*	14	23,187
eBay, Inc.	263	9,449
Expedia Group, Inc.	36	4,140
		260,435
IT Services - 5.6%
Accenture plc, Class A	195	34,724
Akamai Technologies, Inc.*	50	3,768
Alliance Data Systems Corp.	14	1,925
Automatic Data Processing, Inc.	134	21,456
Broadridge Financial Solutions, Inc.	35	4,371
Cognizant Technology Solutions Corp., Class A	176	10,900
DXC Technology Co.	82	3,898
Fidelity National Information Services, Inc.	99	11,910
Fiserv, Inc.*	119	10,217
FleetCor Technologies, Inc.*	26	6,714
Gartner, Inc.*	27	4,085
Global Payments, Inc.	48	7,394
International Business Machines Corp.	273	34,668
Jack Henry & Associates, Inc.	24	3,149
Mastercard, Inc., Class A	276	69,411
Paychex, Inc.	98	8,407
PayPal Holdings, Inc.*	359	39,400
Total System Services, Inc.	49	6,053
VeriSign, Inc.*	32	6,239
Visa, Inc., Class A	536	86,473
Western Union Co. (The)	134	2,600
		377,762
Leisure Products - 0.1%
Hasbro, Inc.	35	3,330
Mattel, Inc.*(b)	106	1,044
		4,374
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	97	6,504
Illumina, Inc.*	45	13,811
IQVIA Holdings, Inc.*	48	6,521
Mettler-Toledo International, Inc.*	8	5,785
PerkinElmer, Inc.	34	2,935
Thermo Fisher Scientific, Inc.	123	32,838
Waters Corp.*	22	4,416
		72,810
Machinery - 1.6%
Caterpillar, Inc.	176	21,087
Cummins, Inc.	44	6,633
Deere & Co.	98	13,737
Dover Corp.	45	4,023
Flowserve Corp.	41	1,904
Fortive Corp.	90	6,854
Illinois Tool Works, Inc.	92	12,847
Ingersoll-Rand plc	74	8,757
PACCAR, Inc.	106	6,977
Parker-Hannifin Corp.	39	5,941
Pentair plc	48	1,671
Snap-on, Inc.	17	2,651
Stanley Black & Decker, Inc.	46	5,852
Wabtec Corp.	43	2,682
Xylem, Inc.	55	4,082
		105,698
Media - 1.5%
CBS Corp. (Non-Voting), Class B	106	5,118
Charter Communications, Inc., Class A*	53	19,970
Comcast Corp., Class A	1,383	56,703
Discovery, Inc., Class A*	48	1,308
Discovery, Inc., Class C*	111	2,846
DISH Network Corp., Class A*	70	2,528
Fox Corp., Class A	107	3,769
Fox Corp., Class B	49	1,701
Interpublic Group of Cos., Inc. (The)	118	2,504
News Corp., Class A	118	1,344
News Corp., Class B	38	443
Omnicom Group, Inc.	69	5,338
		103,572
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	444	4,311
Newmont Goldcorp Corp.	251	8,306
Nucor Corp.	93	4,464
		17,081
Multiline Retail - 0.5%
Dollar General Corp.	80	10,182
Dollar Tree, Inc.*	72	7,314
Kohl’s Corp.	50	2,466
Macy’s, Inc.	94	1,934
Nordstrom, Inc.	33	1,033
Target Corp.	160	12,872
		35,801
Multi-Utilities - 1.2%
Ameren Corp.	75	5,500

See accompanying notes to the financial statements.

Investments	Shares		Value ($)
CenterPoint Energy, Inc.	153		4,351
CMS Energy Corp.	87		4,882
Consolidated Edison, Inc.	99		8,544
Dominion Energy, Inc.	244		18,344
DTE Energy Co.	56		7,026
NiSource, Inc.	114		3,175
Public Service Enterprise Group, Inc.	155		9,108
Sempra Energy	84		11,042
WEC Energy Group, Inc.	96		7,733
			79,705
Personal Products - 0.2%
Coty, Inc., Class A	138		1,703
Estee Lauder Cos., Inc. (The), Class A	67		10,789
			12,492
Pharmaceuticals - 4.8%
Allergan plc	95		11,582
Bristol-Myers Squibb Co.	500		22,685
Eli Lilly & Co.	265		30,724
Johnson & Johnson	815		106,887
Merck & Co., Inc.	790		62,576
Mylan NV*	158		2,654
Nektar Therapeutics*	54		1,691
Perrigo Co. plc	38		1,597
Pfizer, Inc.	1,699		70,543
Zoetis, Inc.	147		14,854
			325,793
Professional Services - 0.3%
Equifax, Inc.	37		4,473
IHS Markit Ltd.*	112		6,428
Nielsen Holdings plc	109		2,477
Robert Half International, Inc.	36		1,932
Verisk Analytics, Inc.	50		7,000
			22,310
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	95		4,341

Road & Rail - 1.1%
CSX Corp.	238		17,724
JB Hunt Transport Services, Inc.	26		2,214
Kansas City Southern	31		3,512
Norfolk Southern Corp.	82		16,001
Union Pacific Corp.	221		36,858
			76,309
Semiconductors & Semiconductor Equipment - 3.7%
Advanced Micro Devices, Inc.*	270		7,401
Analog Devices, Inc.	113		10,918
Applied Materials, Inc.	290		11,220
Broadcom, Inc.	122		30,700
Intel Corp.	1,377		60,643
KLA-Tencor Corp.	50		5,154
Lam Research Corp.	47		8,207
Maxim Integrated Products, Inc.	83		4,365
Microchip Technology, Inc.	72		5,762
Micron Technology, Inc.*	343		11,185
NVIDIA Corp.	185		25,060
Qorvo, Inc.*	37		2,264
QUALCOMM, Inc.	370		24,723
Skyworks Solutions, Inc.	54		3,598
Texas Instruments, Inc.	287		29,937
Xilinx, Inc.	78		7,980
			249,117
Software - 7.0%
Adobe, Inc.*	149		40,364
ANSYS, Inc.*	25		4,488
Autodesk, Inc.*	67		10,781
Cadence Design Systems, Inc.*	85		5,403
Citrix Systems, Inc.*	38		3,577
Fortinet, Inc.*	45		3,262
Intuit, Inc.	79		19,343
Microsoft Corp.	2,349		290,524
Oracle Corp.	780		39,468
Red Hat, Inc.*	54		9,952
salesforce.com, Inc.*	234		35,430
Symantec Corp.	196		3,671
Synopsys, Inc.*	46		5,356
			471,619
Specialty Retail - 2.4%
Advance Auto Parts, Inc.	22		3,410
AutoZone, Inc.*	8		8,217
Best Buy Co., Inc.	71		4,449
CarMax, Inc.*	53		4,149
Foot Locker, Inc.	35		1,377
Gap, Inc. (The)	66		1,233
Home Depot, Inc. (The)	346		65,688
L Brands, Inc.	70		1,572
Lowe’s Cos., Inc.	245		22,853
O’Reilly Automotive, Inc.*	24		8,913
Ross Stores, Inc.	114		10,601
Tiffany & Co.	33		2,941
TJX Cos., Inc. (The)	379		19,060
Tractor Supply Co.	37		3,729
Ulta Beauty, Inc.*	18		6,001
			164,193
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	1,372		240,196
Hewlett Packard Enterprise Co.	422		5,790
HP, Inc.	470		8,780
NetApp, Inc.	76		4,499
Seagate Technology plc	79		3,306
Western Digital Corp.	89		3,313
Xerox Corp.	61		1,867
			267,751
Textiles, Apparel & Luxury Goods - 0.7%
Capri Holdings Ltd.*	47		1,527
Hanesbrands, Inc.	111		1,648
Kontoor Brands, Inc.*	—	(c)	8
NIKE, Inc., Class B	386		29,776
PVH Corp.	23		1,959
Ralph Lauren Corp.	16		1,682
Tapestry, Inc.	89		2,542
Under Armour, Inc., Class A*	57		1,300
Under Armour, Inc., Class C*	59		1,194
VF Corp.	100		8,188
			49,824
Tobacco - 1.0%
Altria Group, Inc.	574		28,160
Philip Morris International, Inc.	476		36,714
			64,874
Trading Companies & Distributors - 0.2%
Fastenal Co.	176		5,384
United Rentals, Inc.*	24		2,642
WW Grainger, Inc.	14		3,664
			11,690

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Water Utilities - 0.1%
American Water Works Co., Inc.	56	6,329

TOTAL COMMON STOCKS (Cost $7,226,330)		6,682,052

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 0.4%

REPURCHASE AGREEMENTS(d) - 0.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $24,722 (Cost $24,716)	24,716	24,716

Total Investments - 99.8% (Cost $7,251,046)		6,706,768
Other Assets Less Liabilities - 0.2%		10,295
Net Assets - 100.0%		6,717,063

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $936, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.13%, and maturity dates ranging from June 6, 2019 – February 15, 2045; a total value of $1,077.

(c)	Amount represents less than one share.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$246,603
Aggregate gross unrealized depreciation	(799,327)
Net unrealized depreciation	$(552,724)
Federal income tax cost	$7,259,492

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)
COMMON STOCKS - 99.4%

Aerospace & Defense - 3.1%
Arconic, Inc.	42	920
Boeing Co. (The)	54	18,447
General Dynamics Corp.	28	4,503
Harris Corp.	12	2,246
Huntington Ingalls Industries, Inc.	4	820
L3 Technologies, Inc.	8	1,936
Lockheed Martin Corp.	25	8,464
Northrop Grumman Corp.	17	5,155
Raytheon Co.	29	5,061
Textron, Inc.	24	1,087
TransDigm Group, Inc.*	5	2,205
United Technologies Corp.	83	10,483
		61,327
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	14	1,115
Expeditors International of Washington, Inc.	18	1,253
FedEx Corp.	25	3,857
United Parcel Service, Inc., Class B	72	6,690
		12,915
Airlines - 0.5%
Alaska Air Group, Inc.	13	757
American Airlines Group, Inc.	41	1,116
Delta Air Lines, Inc.	64	3,296
Southwest Airlines Co.	51	2,428
United Continental Holdings, Inc.*	23	1,786
		9,383
Auto Components - 0.1%
Aptiv plc	27	1,729
BorgWarner, Inc.	21	745
		2,474
Automobiles - 0.4%
Ford Motor Co.	402	3,827
General Motors Co.	135	4,501
Harley-Davidson, Inc.	16	523
		8,851
Beverages - 2.3%
Brown-Forman Corp., Class B	17	850
Coca-Cola Co. (The)	396	19,455
Constellation Brands, Inc., Class A	17	3,000
Molson Coors Brewing Co., Class B	19	1,045
Monster Beverage Corp.*	40	2,474
PepsiCo, Inc.	145	18,560
		45,384
Biotechnology - 2.6%
AbbVie, Inc.	152	11,660
Alexion Pharmaceuticals, Inc.*	23	2,614
Amgen, Inc.	64	10,669
Biogen, Inc.*	20	4,386
Celgene Corp.*	72	6,753
Gilead Sciences, Inc.	131	8,155
Incyte Corp.*	18	1,415
Regeneron Pharmaceuticals, Inc.*	8	2,414
Vertex Pharmaceuticals, Inc.*	26	4,321
		52,387
Building Products - 0.3%
Allegion plc	10	970
AO Smith Corp.	15	607
Fortune Brands Home & Security, Inc.	14	673
Johnson Controls International plc	94	3,621
Masco Corp.	30	1,048
		6,919
Chemicals - 2.3%
Air Products & Chemicals, Inc.	23	4,683
Albemarle Corp.	11	696
Celanese Corp.	13	1,234
CF Industries Holdings, Inc.	23	926
Dow, Inc.	77	3,600
DowDuPont, Inc.	232	7,081
Eastman Chemical Co.	14	909
Ecolab, Inc.	26	4,786
FMC Corp.	14	1,028
International Flavors & Fragrances, Inc.	10	1,354
Linde plc	57	10,291
LyondellBasell Industries NV, Class A	31	2,302
Mosaic Co. (The)	37	794
PPG Industries, Inc.	24	2,512
Sherwin-Williams Co. (The)	8	3,356
		45,552
Commercial Services & Supplies - 0.5%
Cintas Corp.	9	1,996
Copart, Inc.*	21	1,501
Republic Services, Inc.	22	1,861
Rollins, Inc.	15	564
Waste Management, Inc.	40	4,374
		10,296
Communications Equipment - 1.5%
Arista Networks, Inc.*	5	1,223
Cisco Systems, Inc.	453	23,570
F5 Networks, Inc.*	6	792
Juniper Networks, Inc.	36	886
Motorola Solutions, Inc.	17	2,549
		29,020
Construction & Engineering - 0.1%
Fluor Corp.	14	388
Jacobs Engineering Group, Inc.	12	904
Quanta Services, Inc.	15	521
		1,813
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	6	1,263
Vulcan Materials Co.	14	1,749
		3,012
Containers & Packaging - 0.4%
Avery Dennison Corp.	9	937
Ball Corp.	34	2,087
International Paper Co.	41	1,700
Packaging Corp. of America	10	891
Sealed Air Corp.	16	670
Westrock Co.	26	848
		7,133
Distributors - 0.1%
Genuine Parts Co.	15	1,483
LKQ Corp.*	32	821
		2,304
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	21	551

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	750	22,935
CenturyLink, Inc.	98	1,024
Verizon Communications, Inc.	425	23,099
		47,058
Electric Utilities - 2.4%
Alliant Energy Corp.	24	1,139
American Electric Power Co., Inc.	51	4,392
Duke Energy Corp.	75	6,421
Edison International	34	2,019
Entergy Corp.	20	1,941
Evergy, Inc.	26	1,512
Eversource Energy	33	2,437
Exelon Corp.	100	4,808
FirstEnergy Corp.	52	2,144
NextEra Energy, Inc.	49	9,712
Pinnacle West Capital Corp.	12	1,127
PPL Corp.	74	2,202
Southern Co. (The)	107	5,725
Xcel Energy, Inc.	53	3,039
		48,618
Electrical Equipment - 0.5%
AMETEK, Inc.	23	1,883
Eaton Corp. plc	44	3,278
Emerson Electric Co.	63	3,795
Rockwell Automation, Inc.	12	1,786
		10,742
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	31	2,697
Corning, Inc.	81	2,336
FLIR Systems, Inc.	14	677
IPG Photonics Corp.*	4	501
Keysight Technologies, Inc.*	19	1,427
TE Connectivity Ltd.	35	2,948
		10,586
Energy Equipment & Services - 0.5%
Baker Hughes a GE Co.	53	1,135
Halliburton Co.	90	1,916
Helmerich & Payne, Inc.	11	538
National Oilwell Varco, Inc.	39	813
Schlumberger Ltd.	143	4,961
TechnipFMC plc	44	915
		10,278
Entertainment - 2.5%
Activision Blizzard, Inc.	79	3,426
Electronic Arts, Inc.*	31	2,885
Netflix, Inc.*	45	15,448
Take-Two Interactive Software, Inc.*	12	1,298
Viacom, Inc., Class B	36	1,045
Walt Disney Co. (The)	196	25,880
		49,982
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	45	10,781
Kroger Co. (The)	82	1,871
Sysco Corp.	49	3,372
Walgreens Boots Alliance, Inc.	83	4,095
Walmart, Inc.	147	14,912
		35,031
Food Products - 1.4%
Archer-Daniels-Midland Co.	58	2,222
Campbell Soup Co.	20	726
Conagra Brands, Inc.	50	1,338
General Mills, Inc.	61	3,016
Hershey Co. (The)	14	1,847
Hormel Foods Corp.	28	1,106
JM Smucker Co. (The)	12	1,459
Kellogg Co.	26	1,367
Kraft Heinz Co. (The)	64	1,770
Lamb Weston Holdings, Inc.	15	889
McCormick & Co., Inc. (Non-Voting)	13	2,028
Mondelez International, Inc., Class A	149	7,577
Tyson Foods, Inc., Class A	30	2,277
		27,622
Gas Utilities - 0.1%
Atmos Energy Corp.	12	1,222

Health Care Equipment & Supplies - 4.1%
Abbott Laboratories	181	13,779
ABIOMED, Inc.*	5	1,310
Align Technology, Inc.*	7	1,990
Baxter International, Inc.	49	3,599
Becton Dickinson and Co.	28	6,536
Boston Scientific Corp.*	143	5,493
Cooper Cos., Inc. (The)	5	1,489
Danaher Corp.	65	8,581
DENTSPLY SIRONA, Inc.	24	1,293
Edwards Lifesciences Corp.*	21	3,585
Hologic, Inc.*	28	1,232
IDEXX Laboratories, Inc.*	9	2,248
Intuitive Surgical, Inc.*	12	5,578
Medtronic plc	138	12,776
ResMed, Inc.	15	1,712
Stryker Corp.	32	5,864
Teleflex, Inc.	5	1,441
Varian Medical Systems, Inc.*	9	1,136
Zimmer Biomet Holdings, Inc.	21	2,393
		82,035
Health Care Providers & Services - 3.3%
AmerisourceBergen Corp.	16	1,246
Anthem, Inc.	26	7,228
Cardinal Health, Inc.	31	1,304
Centene Corp.*	43	2,483
Cigna Corp.	39	5,773
CVS Health Corp.	134	7,018
DaVita, Inc.*	13	564
HCA Healthcare, Inc.	28	3,387
Henry Schein, Inc.*	16	1,031
Humana, Inc.	14	3,428
Laboratory Corp. of America Holdings*	10	1,626
McKesson Corp.	20	2,443
Quest Diagnostics, Inc.	14	1,343
UnitedHealth Group, Inc.	99	23,938
Universal Health Services, Inc., Class B	9	1,076
WellCare Health Plans, Inc.*	5	1,381
		65,269
Health Care Technology - 0.1%
Cerner Corp.*	33	2,309

Hotels, Restaurants & Leisure - 2.3%
Carnival Corp.	41	2,099
Chipotle Mexican Grill, Inc.*	3	1,980

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Darden Restaurants, Inc.	13	1,512
Hilton Worldwide Holdings, Inc.	30	2,683
Marriott International, Inc., Class A	29	3,620
McDonald’s Corp.	79	15,663
MGM Resorts International	53	1,316
Norwegian Cruise Line Holdings Ltd.*	22	1,204
Royal Caribbean Cruises Ltd.	18	2,192
Starbucks Corp.	128	9,736
Wynn Resorts Ltd.	10	1,073
Yum! Brands, Inc.	32	3,275
		46,353
Household Durables - 0.4%
DR Horton, Inc.	35	1,496
Garmin Ltd.	12	918
Leggett & Platt, Inc.	13	462
Lennar Corp., Class A	29	1,440
Mohawk Industries, Inc.*	6	813
Newell Brands, Inc.	40	537
PulteGroup, Inc.	26	806
Whirlpool Corp.	7	804
		7,276
Household Products - 2.1%
Church & Dwight Co., Inc.	25	1,860
Clorox Co. (The)	13	1,935
Colgate-Palmolive Co.	89	6,196
Kimberly-Clark Corp.	35	4,476
Procter & Gamble Co. (The)	258	26,551
		41,018
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	68	1,075
NRG Energy, Inc.	29	987
		2,062
Industrial Conglomerates - 1.7%
3M Co.	59	9,426
General Electric Co.	896	8,458
Honeywell International, Inc.	75	12,323
Roper Technologies, Inc.	11	3,783
		33,990
Interactive Media & Services - 5.9%
Alphabet, Inc., Class A*	31	34,301
Alphabet, Inc., Class C*	32	35,316
Facebook, Inc., Class A*	246	43,658
TripAdvisor, Inc.*	11	465
Twitter, Inc.*	75	2,733
		116,473
Internet & Direct Marketing Retail - 4.4%
Amazon.com, Inc.*	42	74,553
Booking Holdings, Inc.*	5	8,281
eBay, Inc.	89	3,198
Expedia Group, Inc.	12	1,380
		87,412
IT Services - 6.4%
Accenture plc, Class A	66	11,753
Akamai Technologies, Inc.*	17	1,281
Alliance Data Systems Corp.	5	687
Automatic Data Processing, Inc.	45	7,205
Broadridge Financial Solutions, Inc.	12	1,498
Cognizant Technology Solutions Corp., Class A	59	3,654
DXC Technology Co.	28	1,331
Fidelity National Information Services, Inc.	33	3,970
Fiserv, Inc.*	40	3,434
FleetCor Technologies, Inc.*	9	2,324
Gartner, Inc.*	9	1,362
Global Payments, Inc.	16	2,465
International Business Machines Corp.	92	11,683
Jack Henry & Associates, Inc.	8	1,050
Mastercard, Inc., Class A	93	23,389
Paychex, Inc.	33	2,831
PayPal Holdings, Inc.*	121	13,280
Total System Services, Inc.	17	2,100
VeriSign, Inc.*	11	2,145
Visa, Inc., Class A	180	29,039
Western Union Co. (The)	45	873
		127,354
Leisure Products - 0.1%
Hasbro, Inc.	12	1,142
Mattel, Inc.*(b)	36	354
		1,496
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	33	2,213
Illumina, Inc.*	15	4,604
IQVIA Holdings, Inc.*	16	2,173
Mettler-Toledo International, Inc.*	3	2,169
PerkinElmer, Inc.	11	950
Thermo Fisher Scientific, Inc.	41	10,946
Waters Corp.*	7	1,405
		24,460
Machinery - 1.8%
Caterpillar, Inc.	59	7,069
Cummins, Inc.	15	2,261
Deere & Co.	33	4,626
Dover Corp.	15	1,341
Flowserve Corp.	13	604
Fortive Corp.	30	2,284
Illinois Tool Works, Inc.	31	4,329
Ingersoll-Rand plc	25	2,958
PACCAR, Inc.	36	2,370
Parker-Hannifin Corp.	13	1,980
Pentair plc	16	557
Snap-on, Inc.	6	936
Stanley Black & Decker, Inc.	16	2,036
Wabtec Corp.	14	873
Xylem, Inc.	18	1,336
		35,560
Media - 1.8%
CBS Corp. (Non-Voting), Class B	36	1,738
Charter Communications, Inc., Class A*	18	6,782
Comcast Corp., Class A	465	19,065
Discovery, Inc., Class A*	16	436
Discovery, Inc., Class C*	37	949
DISH Network Corp., Class A*	24	867
Fox Corp., Class A	35	1,233
Fox Corp., Class B	16	555
Interpublic Group of Cos., Inc. (The)	40	849
News Corp., Class A	40	456
News Corp., Class B	13	152
Omnicom Group, Inc.	23	1,779
		34,861

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	149	1,447
Newmont Goldcorp Corp.	84	2,779
Nucor Corp.	31	1,488
		5,714
Multiline Retail - 0.6%
Dollar General Corp.	27	3,437
Dollar Tree, Inc.*	25	2,540
Kohl’s Corp.	17	839
Macy’s, Inc.	32	658
Nordstrom, Inc.	11	344
Target Corp.	54	4,344
		12,162
Multi-Utilities - 1.3%
Ameren Corp.	25	1,833
CenterPoint Energy, Inc.	52	1,479
CMS Energy Corp.	29	1,627
Consolidated Edison, Inc.	33	2,848
Dominion Energy, Inc.	82	6,165
DTE Energy Co.	19	2,384
NiSource, Inc.	38	1,058
Public Service Enterprise Group, Inc.	52	3,055
Sempra Energy	28	3,681
WEC Energy Group, Inc.	32	2,578
		26,708
Oil, Gas & Consumable Fuels - 5.3%
Anadarko Petroleum Corp.	51	3,589
Apache Corp.	39	1,017
Cabot Oil & Gas Corp.	44	1,101
Chevron Corp.	196	22,315
Cimarex Energy Co.	10	572
Concho Resources, Inc.	21	2,058
ConocoPhillips	117	6,898
Devon Energy Corp.	43	1,082
Diamondback Energy, Inc.	16	1,569
EOG Resources, Inc.	60	4,913
Exxon Mobil Corp.	436	30,856
Hess Corp.	26	1,452
HollyFrontier Corp.	16	608
Kinder Morgan, Inc.	200	3,990
Marathon Oil Corp.	84	1,105
Marathon Petroleum Corp.	69	3,173
Noble Energy, Inc.	50	1,070
Occidental Petroleum Corp.	77	3,832
ONEOK, Inc.	42	2,672
Phillips 66	43	3,474
Pioneer Natural Resources Co.	17	2,413
Valero Energy Corp.	43	3,027
Williams Cos., Inc. (The)	125	3,298
		106,084
Personal Products - 0.2%
Coty, Inc., Class A	46	567
Estee Lauder Cos., Inc. (The), Class A	22	3,543
		4,110
Pharmaceuticals - 5.5%
Allergan plc	32	3,901
Bristol-Myers Squibb Co.	168	7,622
Eli Lilly & Co.	89	10,319
Johnson & Johnson	274	35,935
Merck & Co., Inc.	266	21,070
Mylan NV*	53	890
Nektar Therapeutics*	18	564
Perrigo Co. plc	13	546
Pfizer, Inc.	572	23,749
Zoetis, Inc.	49	4,952
		109,548
Professional Services - 0.4%
Equifax, Inc.	12	1,451
IHS Markit Ltd.*	37	2,123
Nielsen Holdings plc	37	841
Robert Half International, Inc.	12	644
Verisk Analytics, Inc.	17	2,380
		7,439
Road & Rail - 1.3%
CSX Corp.	80	5,957
JB Hunt Transport Services, Inc.	9	766
Kansas City Southern	10	1,133
Norfolk Southern Corp.	28	5,464
Union Pacific Corp.	74	12,342
		25,662
Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc.*	91	2,494
Analog Devices, Inc.	38	3,672
Applied Materials, Inc.	98	3,792
Broadcom, Inc.	41	10,317
Intel Corp.	463	20,390
KLA-Tencor Corp.	17	1,752
Lam Research Corp.	16	2,794
Maxim Integrated Products, Inc.	28	1,473
Microchip Technology, Inc.	24	1,921
Micron Technology, Inc.*	115	3,750
NVIDIA Corp.	62	8,399
Qorvo, Inc.*	13	795
QUALCOMM, Inc.	125	8,352
Skyworks Solutions, Inc.	18	1,199
Texas Instruments, Inc.	97	10,118
Xilinx, Inc.	26	2,660
		83,878
Software - 8.0%
Adobe, Inc.*	50	13,545
ANSYS, Inc.*	9	1,616
Autodesk, Inc.*	23	3,701
Cadence Design Systems, Inc.*	29	1,844
Citrix Systems, Inc.*	13	1,224
Fortinet, Inc.*	15	1,087
Intuit, Inc.	27	6,611
Microsoft Corp.	790	97,707
Oracle Corp.	262	13,257
Red Hat, Inc.*	18	3,317
salesforce.com, Inc.*	79	11,961
Symantec Corp.	66	1,236
Synopsys, Inc.*	15	1,747
		158,853
Specialty Retail - 2.8%
Advance Auto Parts, Inc.	7	1,085
AutoZone, Inc.*	3	3,081
Best Buy Co., Inc.	24	1,504
CarMax, Inc.*	18	1,409
Foot Locker, Inc.	12	472
Gap, Inc. (The)	22	411
Home Depot, Inc. (The)	116	22,023
L Brands, Inc.	24	539
Lowe’s Cos., Inc.	82	7,649
O’Reilly Automotive, Inc.*	8	2,971

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ross Stores, Inc.	38	3,534
Tiffany & Co.	11	980
TJX Cos., Inc. (The)	127	6,387
Tractor Supply Co.	12	1,209
Ulta Beauty, Inc.*	6	2,000
		55,254
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	461	80,707
Hewlett Packard Enterprise Co.	142	1,948
HP, Inc.	158	2,951
NetApp, Inc.	25	1,480
Seagate Technology plc	26	1,088
Western Digital Corp.	30	1,117
Xerox Corp.	21	643
		89,934
Textiles, Apparel & Luxury Goods - 0.8%
Capri Holdings Ltd.*	16	520
Hanesbrands, Inc.	37	549
Kontoor Brands, Inc.*	1	21
NIKE, Inc., Class B	130	10,028
PVH Corp.	8	681
Ralph Lauren Corp.	5	526
Tapestry, Inc.	30	857
Under Armour, Inc., Class A*	19	433
Under Armour, Inc., Class C*	20	405
VF Corp.	33	2,702
		16,722
Tobacco - 1.1%
Altria Group, Inc.	193	9,468
Philip Morris International, Inc.	160	12,341
		21,809
Trading Companies & Distributors - 0.2%
Fastenal Co.	58	1,774
United Rentals, Inc.*	8	881
WW Grainger, Inc.	5	1,308
		3,963
Water Utilities - 0.1%
American Water Works Co., Inc.	19	2,147

TOTAL COMMON STOCKS (Cost $1,888,807)		1,978,375

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 0.4%

REPURCHASE AGREEMENTS(c) - 0.4%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $7,533 (Cost $7,532)	7,532	7,532

Total Investments - 99.8% (Cost $1,896,339)		1,985,907
Other Assets Less Liabilities - 0.2%		3,750
Net Assets - 100.0%		1,989,657

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $315, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.13%, and maturity dates ranging from June 6, 2019 – February 15, 2045; a total value of $364.

(c)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$221,658
Aggregate gross unrealized depreciation	(136,868)
Net unrealized appreciation	$84,790
Federal income tax cost	$1,901,117

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS - 99.5%

Aerospace & Defense - 3.1%
Arconic, Inc.	31	679
Boeing Co. (The)	38	12,981
General Dynamics Corp.	20	3,216
Harris Corp.	9	1,685
Huntington Ingalls Industries, Inc.	3	615
L3 Technologies, Inc.	6	1,452
Lockheed Martin Corp.	18	6,094
Northrop Grumman Corp.	12	3,639
Raytheon Co.	21	3,665
Textron, Inc.	17	770
TransDigm Group, Inc.*	4	1,764
United Technologies Corp.	59	7,452
		44,012
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	10	796
Expeditors International of Washington, Inc.	12	835
FedEx Corp.	17	2,623
United Parcel Service, Inc., Class B	51	4,739
		8,993
Airlines - 0.5%
Alaska Air Group, Inc.	9	524
American Airlines Group, Inc.	29	790
Delta Air Lines, Inc.	45	2,317
Southwest Airlines Co.	36	1,714
United Continental Holdings, Inc.*	16	1,242
		6,587
Auto Components - 0.1%
Aptiv plc	19	1,217
BorgWarner, Inc.	15	532
		1,749
Automobiles - 0.4%
Ford Motor Co.	286	2,723
General Motors Co.	95	3,167
Harley-Davidson, Inc.	12	393
		6,283
Banks - 6.4%
Bank of America Corp.	655	17,423
BB&T Corp.	56	2,618
Citigroup, Inc.	171	10,628
Citizens Financial Group, Inc.	33	1,075
Comerica, Inc.	12	826
Fifth Third Bancorp	57	1,510
First Republic Bank	12	1,164
Huntington Bancshares, Inc.	78	987
JPMorgan Chase & Co.	238	25,218
KeyCorp	75	1,198
M&T Bank Corp.	10	1,596
People’s United Financial, Inc.	31	476
PNC Financial Services Group, Inc. (The)	33	4,200
Regions Financial Corp.	76	1,051
SunTrust Banks, Inc.	32	1,920
SVB Financial Group*	4	806
US Bancorp	109	5,472
Wells Fargo & Co.	299	13,267
Zions Bancorp NA	14	603
		92,038
Beverages - 2.2%
Brown-Forman Corp., Class B	12	600
Coca-Cola Co. (The)	281	13,805
Constellation Brands, Inc., Class A	12	2,117
Molson Coors Brewing Co., Class B	14	770
Monster Beverage Corp.*	28	1,732
PepsiCo, Inc.	102	13,056
		32,080
Building Products - 0.3%
Allegion plc	7	680
AO Smith Corp.	10	405
Fortune Brands Home & Security, Inc.	10	481
Johnson Controls International plc	66	2,542
Masco Corp.	21	733
		4,841
Capital Markets - 3.1%
Affiliated Managers Group, Inc.	4	335
Ameriprise Financial, Inc.	10	1,382
Bank of New York Mellon Corp. (The)	64	2,732
BlackRock, Inc.	9	3,740
Cboe Global Markets, Inc.	8	868
Charles Schwab Corp. (The)	86	3,579
CME Group, Inc.	26	4,995
E*TRADE Financial Corp.	18	807
Franklin Resources, Inc.	21	668
Goldman Sachs Group, Inc. (The)	25	4,562
Intercontinental Exchange, Inc.	41	3,371
Invesco Ltd.	31	606
Moody’s Corp.	12	2,195
Morgan Stanley	94	3,825
MSCI, Inc.	6	1,320
Nasdaq, Inc.	8	725
Northern Trust Corp.	16	1,368
Raymond James Financial, Inc.	9	743
S&P Global, Inc.	18	3,850
State Street Corp.	28	1,547
T. Rowe Price Group, Inc.	17	1,719
		44,937
Chemicals - 2.2%
Air Products & Chemicals, Inc.	16	3,257
Albemarle Corp.	8	506
Celanese Corp.	9	854
CF Industries Holdings, Inc.	16	644
Dow, Inc.	54	2,525
DowDuPont, Inc.	165	5,036
Eastman Chemical Co.	10	649
Ecolab, Inc.	18	3,314
FMC Corp.	10	735
International Flavors & Fragrances, Inc.	7	948
Linde plc	40	7,222
LyondellBasell Industries NV, Class A	22	1,634
Mosaic Co. (The)	28	601
PPG Industries, Inc.	17	1,779
Sherwin-Williams Co. (The)	6	2,517
		32,221
Commercial Services & Supplies - 0.5%
Cintas Corp.	6	1,331
Copart, Inc.*	15	1,072

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Republic Services, Inc.	16	1,354
Rollins, Inc.	11	413
Waste Management, Inc.	28	3,062
		7,232
Communications Equipment - 1.4%
Arista Networks, Inc.*	4	978
Cisco Systems, Inc.	321	16,702
F5 Networks, Inc.*	4	528
Juniper Networks, Inc.	27	665
Motorola Solutions, Inc.	12	1,799
		20,672
Construction & Engineering - 0.1%
Fluor Corp.	11	305
Jacobs Engineering Group, Inc.	9	678
Quanta Services, Inc.	10	347
		1,330
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	5	1,053
Vulcan Materials Co.	10	1,249
		2,302
Consumer Finance - 0.8%
American Express Co.	50	5,735
Capital One Financial Corp.	34	2,920
Discover Financial Services	24	1,789
Synchrony Financial	47	1,581
		12,025
Containers & Packaging - 0.4%
Avery Dennison Corp.	6	624
Ball Corp.	24	1,473
International Paper Co.	29	1,203
Packaging Corp. of America	7	624
Sealed Air Corp.	11	461
Westrock Co.	19	619
		5,004
Distributors - 0.1%
Genuine Parts Co.	11	1,088
LKQ Corp.*	24	616
		1,704
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	16	420

Diversified Financial Services - 2.0%
Berkshire Hathaway, Inc., Class B*	141	27,836
Jefferies Financial Group, Inc.	21	371
		28,207
Diversified Telecommunication Services - 2.3%
AT&T, Inc.	532	16,269
CenturyLink, Inc.	71	742
Verizon Communications, Inc.	301	16,359
		33,370
Electric Utilities - 2.4%
Alliant Energy Corp.	17	807
American Electric Power Co., Inc.	36	3,100
Duke Energy Corp.	53	4,537
Edison International	24	1,425
Entergy Corp.	14	1,359
Evergy, Inc.	19	1,105
Eversource Energy	23	1,698
Exelon Corp.	71	3,414
FirstEnergy Corp.	37	1,526
NextEra Energy, Inc.	35	6,937
Pinnacle West Capital Corp.	8	751
PPL Corp.	53	1,577
Southern Co. (The)	75	4,013
Xcel Energy, Inc.	37	2,122
		34,371
Electrical Equipment - 0.5%
AMETEK, Inc.	17	1,392
Eaton Corp. plc	31	2,309
Emerson Electric Co.	45	2,711
Rockwell Automation, Inc.	9	1,340
		7,752
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	22	1,914
Corning, Inc.	58	1,673
FLIR Systems, Inc.	10	483
IPG Photonics Corp.*	3	375
Keysight Technologies, Inc.*	14	1,052
TE Connectivity Ltd.	25	2,106
		7,603
Energy Equipment & Services - 0.5%
Baker Hughes a GE Co.	39	835
Halliburton Co.	65	1,384
Helmerich & Payne, Inc.	8	391
National Oilwell Varco, Inc.	30	626
Schlumberger Ltd.	101	3,504
TechnipFMC plc	33	686
		7,426
Entertainment - 2.3%
Activision Blizzard, Inc.	56	2,429
Electronic Arts, Inc.*	22	2,048
Netflix, Inc.*	32	10,985
Take-Two Interactive Software, Inc.*	8	865
Viacom, Inc., Class B	27	784
Walt Disney Co. (The)	117	15,448
		32,559
Equity Real Estate Investment Trusts (REITs) - 3.6%
Alexandria Real Estate Equities, Inc.	8	1,171
American Tower Corp.	32	6,681
Apartment Investment & Management Co., Class A	11	549
AvalonBay Communities, Inc.	10	2,030
Boston Properties, Inc.	11	1,439
Crown Castle International Corp.	30	3,900
Digital Realty Trust, Inc.	15	1,766
Duke Realty Corp.	27	812
Equinix, Inc.	6	2,915
Equity Residential	27	2,067
Essex Property Trust, Inc.	5	1,459
Extra Space Storage, Inc.	9	964
Federal Realty Investment Trust	5	654
HCP, Inc.	36	1,142
Host Hotels & Resorts, Inc.	56	1,014
Iron Mountain, Inc.	22	674
Kimco Realty Corp.	33	574
Macerich Co. (The)	8	291
Mid-America Apartment Communities, Inc.	8	913
Prologis, Inc.	46	3,389
Public Storage	11	2,617
Realty Income Corp.	22	1,542
Regency Centers Corp.	12	792
SBA Communications Corp.*	8	1,731
Simon Property Group, Inc.	22	3,566

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
SL Green Realty Corp.	6	516
UDR, Inc.	20	896
Ventas, Inc.	26	1,672
Vornado Realty Trust	13	861
Welltower, Inc.	28	2,274
Weyerhaeuser Co.	56	1,277
		52,148
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	32	7,666
Kroger Co. (The)	60	1,369
Sysco Corp.	34	2,340
Walgreens Boots Alliance, Inc.	58	2,862
Walmart, Inc.	104	10,550
		24,787
Food Products - 1.4%
Archer-Daniels-Midland Co.	41	1,571
Campbell Soup Co.	14	508
Conagra Brands, Inc.	36	964
General Mills, Inc.	43	2,126
Hershey Co. (The)	10	1,320
Hormel Foods Corp.	20	790
JM Smucker Co. (The)	8	972
Kellogg Co.	18	946
Kraft Heinz Co. (The)	46	1,272
Lamb Weston Holdings, Inc.	11	652
McCormick & Co., Inc. (Non-Voting)	9	1,404
Mondelez International, Inc., Class A	105	5,339
Tyson Foods, Inc., Class A	21	1,594
		19,458
Gas Utilities - 0.1%
Atmos Energy Corp.	9	916

Hotels, Restaurants & Leisure - 2.3%
Carnival Corp.	29	1,485
Chipotle Mexican Grill, Inc.*	2	1,320
Darden Restaurants, Inc.	9	1,047
Hilton Worldwide Holdings, Inc.	21	1,878
Marriott International, Inc., Class A	21	2,622
McDonald’s Corp.	56	11,103
MGM Resorts International	39	968
Norwegian Cruise Line Holdings Ltd.*	16	875
Royal Caribbean Cruises Ltd.	12	1,461
Starbucks Corp.	90	6,845
Wynn Resorts Ltd.	7	751
Yum! Brands, Inc.	22	2,252
		32,607
Household Durables - 0.4%
DR Horton, Inc.	25	1,069
Garmin Ltd.	9	688
Leggett & Platt, Inc.	10	355
Lennar Corp., Class A	21	1,043
Mohawk Industries, Inc.*	4	542
Newell Brands, Inc.	30	403
PulteGroup, Inc.	20	620
Whirlpool Corp.	5	574
		5,294
Household Products - 2.0%
Church & Dwight Co., Inc.	18	1,340
Clorox Co. (The)	9	1,339
Colgate-Palmolive Co.	63	4,386
Kimberly-Clark Corp.	25	3,197
Procter & Gamble Co. (The)	182	18,730
		28,992
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	50	790
NRG Energy, Inc.	20	681
		1,471
Industrial Conglomerates - 1.7%
3M Co.	42	6,710
General Electric Co.	637	6,013
Honeywell International, Inc.	53	8,709
Roper Technologies, Inc.	8	2,751
		24,183
Insurance - 2.9%
Aflac, Inc.	55	2,821
Allstate Corp. (The)	24	2,292
American International Group, Inc.	63	3,217
Aon plc	17	3,061
Arthur J Gallagher & Co.	13	1,095
Assurant, Inc.	3	300
Chubb Ltd.	33	4,820
Cincinnati Financial Corp.	11	1,081
Everest Re Group Ltd.	3	743
Hartford Financial Services Group, Inc. (The)	26	1,369
Lincoln National Corp.	15	892
Loews Corp.	20	1,027
Marsh & McLennan Cos., Inc.	37	3,537
MetLife, Inc.	70	3,235
Principal Financial Group, Inc.	19	980
Progressive Corp. (The)	42	3,330
Prudential Financial, Inc.	30	2,771
Torchmark Corp.	7	599
Travelers Cos., Inc. (The)	19	2,766
Unum Group	16	504
Willis Towers Watson plc	9	1,579
		42,019
Interactive Media & Services - 5.7%
Alphabet, Inc., Class A*	22	24,343
Alphabet, Inc., Class C*	22	24,280
Facebook, Inc., Class A*	173	30,702
TripAdvisor, Inc.*	7	296
Twitter, Inc.*	53	1,931
		81,552
Internet & Direct Marketing Retail - 4.3%
Amazon.com, Inc.*	30	53,252
Booking Holdings, Inc.*	3	4,969
eBay, Inc.	63	2,263
Expedia Group, Inc.	9	1,035
		61,519
IT Services - 6.2%
Accenture plc, Class A	46	8,191
Akamai Technologies, Inc.*	12	904
Alliance Data Systems Corp.	3	413
Automatic Data Processing, Inc.	32	5,124
Broadridge Financial Solutions, Inc.	8	999
Cognizant Technology Solutions Corp., Class A	42	2,601
DXC Technology Co.	20	951
Fidelity National Information Services, Inc.	23	2,767
Fiserv, Inc.*	28	2,404

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
FleetCor Technologies, Inc.*	6	1,549
Gartner, Inc.*	7	1,059
Global Payments, Inc.	11	1,695
International Business Machines Corp.	65	8,254
Jack Henry & Associates, Inc.	6	787
Mastercard, Inc., Class A	66	16,598
Paychex, Inc.	23	1,973
PayPal Holdings, Inc.*	85	9,329
Total System Services, Inc.	12	1,482
VeriSign, Inc.*	8	1,560
Visa, Inc., Class A	127	20,489
Western Union Co. (The)	34	660
		89,789
Leisure Products - 0.1%
Hasbro, Inc.	8	761
Mattel, Inc.*(b)	27	266
		1,027
Machinery - 1.8%
Caterpillar, Inc.	42	5,032
Cummins, Inc.	11	1,658
Deere & Co.	23	3,224
Dover Corp.	11	984
Flowserve Corp.	10	464
Fortive Corp.	21	1,599
Illinois Tool Works, Inc.	22	3,072
Ingersoll-Rand plc	18	2,130
PACCAR, Inc.	25	1,646
Parker-Hannifin Corp.	9	1,371
Pentair plc	11	383
Snap-on, Inc.	4	624
Stanley Black & Decker, Inc.	11	1,399
Wabtec Corp.	10	624
Xylem, Inc.	13	965
		25,175
Media - 1.7%
CBS Corp. (Non-Voting), Class B	25	1,207
Charter Communications, Inc., Class A*	13	4,898
Comcast Corp., Class A	329	13,489
Discovery, Inc., Class A*	12	327
Discovery, Inc., Class C*	28	718
DISH Network Corp., Class A*	17	614
Fox Corp., Class A	24	845
Fox Corp., Class B	11	382
Interpublic Group of Cos., Inc. (The)	30	637
News Corp., Class A	30	342
News Corp., Class B	10	116
Omnicom Group, Inc.	16	1,238
		24,813
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	107	1,039
Newmont Goldcorp Corp.	60	1,985
Nucor Corp.	22	1,056
		4,080
Multiline Retail - 0.6%
Dollar General Corp.	19	2,418
Dollar Tree, Inc.*	17	1,727
Kohl’s Corp.	12	592
Macy’s, Inc.	24	494
Nordstrom, Inc.	8	250
Target Corp.	38	3,057
		8,538
Multi-Utilities - 1.3%
Ameren Corp.	18	1,320
CenterPoint Energy, Inc.	37	1,052
CMS Energy Corp.	21	1,178
Consolidated Edison, Inc.	23	1,985
Dominion Energy, Inc.	58	4,361
DTE Energy Co.	13	1,631
NiSource, Inc.	28	780
Public Service Enterprise Group, Inc.	37	2,174
Sempra Energy	20	2,629
WEC Energy Group, Inc.	23	1,853
		18,963
Oil, Gas & Consumable Fuels - 5.2%
Anadarko Petroleum Corp.	36	2,533
Apache Corp.	28	730
Cabot Oil & Gas Corp.	33	826
Chevron Corp.	138	15,711
Cimarex Energy Co.	7	400
Concho Resources, Inc.	15	1,470
ConocoPhillips	83	4,894
Devon Energy Corp.	31	780
Diamondback Energy, Inc.	11	1,079
EOG Resources, Inc.	42	3,439
Exxon Mobil Corp.	308	21,797
Hess Corp.	19	1,061
HollyFrontier Corp.	11	418
Kinder Morgan, Inc.	144	2,873
Marathon Oil Corp.	62	815
Marathon Petroleum Corp.	49	2,253
Noble Energy, Inc.	37	792
Occidental Petroleum Corp.	55	2,737
ONEOK, Inc.	30	1,909
Phillips 66	31	2,505
Pioneer Natural Resources Co.	12	1,704
Valero Energy Corp.	30	2,112
Williams Cos., Inc. (The)	90	2,374
		75,212
Personal Products - 0.2%
Coty, Inc., Class A	35	432
Estee Lauder Cos., Inc. (The), Class A	16	2,576
		3,008
Professional Services - 0.4%
Equifax, Inc.	9	1,088
IHS Markit Ltd.*	26	1,492
Nielsen Holdings plc	28	637
Robert Half International, Inc.	9	483
Verisk Analytics, Inc.	12	1,680
		5,380
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	23	1,051

Road & Rail - 1.3%
CSX Corp.	56	4,170
JB Hunt Transport Services, Inc.	6	511
Kansas City Southern	7	793
Norfolk Southern Corp.	19	3,708
Union Pacific Corp.	53	8,839
		18,021

See accompanying notes to the financial statements.

Investments	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Micro Devices, Inc.*	66		1,809
Analog Devices, Inc.	27		2,609
Applied Materials, Inc.	69		2,670
Broadcom, Inc.	29		7,297
Intel Corp.	328		14,445
KLA-Tencor Corp.	12		1,237
Lam Research Corp.	11		1,921
Maxim Integrated Products, Inc.	20		1,052
Microchip Technology, Inc.	17		1,360
Micron Technology, Inc.*	82		2,674
NVIDIA Corp.	44		5,960
Qorvo, Inc.*	9		551
QUALCOMM, Inc.	88		5,880
Skyworks Solutions, Inc.	13		866
Texas Instruments, Inc.	68		7,093
Xilinx, Inc.	18		1,842
			59,266
Software - 7.8%
Adobe, Inc.*	35		9,482
ANSYS, Inc.*	6		1,077
Autodesk, Inc.*	16		2,575
Cadence Design Systems, Inc.*	20		1,271
Citrix Systems, Inc.*	9		847
Fortinet, Inc.*	11		797
Intuit, Inc.	19		4,652
Microsoft Corp.	559		69,136
Oracle Corp.	185		9,361
Red Hat, Inc.*	13		2,396
salesforce.com, Inc.*	56		8,479
Symantec Corp.	48		899
Synopsys, Inc.*	11		1,281
			112,253
Specialty Retail - 2.7%
Advance Auto Parts, Inc.	5		775
AutoZone, Inc.*	2		2,054
Best Buy Co., Inc.	17		1,065
CarMax, Inc.*	12		939
Foot Locker, Inc.	8		315
Gap, Inc. (The)	18		336
Home Depot, Inc. (The)	82		15,568
L Brands, Inc.	19		427
Lowe’s Cos., Inc.	58		5,410
O’Reilly Automotive, Inc.*	6		2,228
Ross Stores, Inc.	27		2,511
Tiffany & Co.	8		713
TJX Cos., Inc. (The)	90		4,526
Tractor Supply Co.	9		907
Ulta Beauty, Inc.*	4		1,334
			39,108
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	326		57,073
Hewlett Packard Enterprise Co.	102		1,399
HP, Inc.	114		2,129
NetApp, Inc.	18		1,066
Seagate Technology plc	19		795
Western Digital Corp.	21		782
Xerox Corp.	16		490
			63,734
Textiles, Apparel & Luxury Goods - 0.8%
Capri Holdings Ltd.*	11		357
Hanesbrands, Inc.	28		416
Kontoor Brands, Inc.*	—	(c)	13
NIKE, Inc., Class B	92		7,097
PVH Corp.	6		511
Ralph Lauren Corp.	4		420
Tapestry, Inc.	22		628
Under Armour, Inc., Class A*	16		365
Under Armour, Inc., Class C*	16		324
VF Corp.	24		1,965
			12,096
Tobacco - 1.1%
Altria Group, Inc.	136		6,672
Philip Morris International, Inc.	113		8,716
			15,388
Trading Companies & Distributors - 0.2%
Fastenal Co.	42		1,285
United Rentals, Inc.*	6		660
WW Grainger, Inc.	3		785
			2,730
Water Utilities - 0.1%
American Water Works Co., Inc.	13		1,469

TOTAL COMMON STOCKS (Cost $1,351,044)			1,431,765

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 0.3%

REPURCHASE AGREEMENTS(d) - 0.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $4,952 (Cost $4,951)	4,951	4,951

Total Investments - 99.8% (Cost $1,355,995)		1,436,716
Other Assets Less Liabilities - 0.2%		2,556
Net Assets - 100.0%		1,439,272

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $236, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $273.

(c)	Amount represents less than one share.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$194,529
Aggregate gross unrealized depreciation	(116,227)
Net unrealized appreciation	$78,302
Federal income tax cost	$1,358,414

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS - 99.5%

Aerospace & Defense - 3.3%
Arconic, Inc.	70	1,533
Boeing Co. (The)	90	30,745
General Dynamics Corp.	47	7,558
Harris Corp.	20	3,744
Huntington Ingalls Industries, Inc.	7	1,436
L3 Technologies, Inc.	14	3,389
Lockheed Martin Corp.	42	14,219
Northrop Grumman Corp.	29	8,794
Raytheon Co.	48	8,376
Textron, Inc.	40	1,812
TransDigm Group, Inc.*	8	3,527
United Technologies Corp.	139	17,556
		102,689
Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	24	1,911
Expeditors International of Washington, Inc.	29	2,018
FedEx Corp.	41	6,326
United Parcel Service, Inc., Class B	120	11,150
		21,405
Airlines - 0.5%
Alaska Air Group, Inc.	21	1,222
American Airlines Group, Inc.	70	1,906
Delta Air Lines, Inc.	106	5,459
Southwest Airlines Co.	85	4,046
United Continental Holdings, Inc.*	38	2,951
		15,584
Auto Components - 0.1%
Aptiv plc	45	2,882
BorgWarner, Inc.	37	1,313
		4,195
Automobiles - 0.5%
Ford Motor Co.	673	6,407
General Motors Co.	226	7,535
Harley-Davidson, Inc.	28	916
		14,858
Banks - 6.9%
Bank of America Corp.	1,546	41,124
BB&T Corp.	132	6,171
Citigroup, Inc.	405	25,171
Citizens Financial Group, Inc.	80	2,606
Comerica, Inc.	27	1,858
Fifth Third Bancorp	133	3,524
First Republic Bank	28	2,717
Huntington Bancshares, Inc.	181	2,290
JPMorgan Chase & Co.	563	59,655
KeyCorp	174	2,779
M&T Bank Corp.	24	3,830
People’s United Financial, Inc.	69	1,061
PNC Financial Services Group, Inc. (The)	78	9,926
Regions Financial Corp.	176	2,434
SunTrust Banks, Inc.	76	4,561
SVB Financial Group*	9	1,813
US Bancorp	259	13,002
Wells Fargo & Co.	704	31,236
Zions Bancorp NA	32	1,378
		217,136
Beverages - 2.4%
Brown-Forman Corp., Class B	29	1,449
Coca-Cola Co. (The)	662	32,524
Constellation Brands, Inc., Class A	29	5,117
Molson Coors Brewing Co., Class B	32	1,759
Monster Beverage Corp.*	67	4,145
PepsiCo, Inc.	241	30,848
		75,842
Biotechnology - 2.8%
AbbVie, Inc.	253	19,408
Alexion Pharmaceuticals, Inc.*	38	4,320
Amgen, Inc.	107	17,837
Biogen, Inc.*	34	7,456
Celgene Corp.*	121	11,348
Gilead Sciences, Inc.	219	13,633
Incyte Corp.*	31	2,437
Regeneron Pharmaceuticals, Inc.*	13	3,922
Vertex Pharmaceuticals, Inc.*	44	7,312
		87,673
Building Products - 0.4%
Allegion plc	16	1,553
AO Smith Corp.	24	972
Fortune Brands Home & Security, Inc.	24	1,153
Johnson Controls International plc	158	6,086
Masco Corp.	52	1,816
		11,580
Capital Markets - 3.4%
Affiliated Managers Group, Inc.	9	754
Ameriprise Financial, Inc.	23	3,179
Bank of New York Mellon Corp. (The)	152	6,489
BlackRock, Inc.	21	8,727
Cboe Global Markets, Inc.	19	2,062
Charles Schwab Corp. (The)	205	8,530
CME Group, Inc.	61	11,719
E*TRADE Financial Corp.	42	1,882
Franklin Resources, Inc.	52	1,655
Goldman Sachs Group, Inc. (The)	59	10,767
Intercontinental Exchange, Inc.	98	8,057
Invesco Ltd.	69	1,348
Moody’s Corp.	29	5,303
Morgan Stanley	224	9,114
MSCI, Inc.	14	3,080
Nasdaq, Inc.	20	1,813
Northern Trust Corp.	38	3,250
Raymond James Financial, Inc.	22	1,817
S&P Global, Inc.	43	9,197
State Street Corp.	65	3,591
T. Rowe Price Group, Inc.	41	4,147
		106,481
Chemicals - 2.4%
Air Products & Chemicals, Inc.	38	7,737
Albemarle Corp.	18	1,139
Celanese Corp.	22	2,089
CF Industries Holdings, Inc.	39	1,569
Dow, Inc.	129	6,032
DowDuPont, Inc.	388	11,842
Eastman Chemical Co.	24	1,558
Ecolab, Inc.	44	8,100
FMC Corp.	23	1,689

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
International Flavors & Fragrances, Inc.	17	2,302
Linde plc	95	17,152
LyondellBasell Industries NV, Class A	52	3,861
Mosaic Co. (The)	62	1,331
PPG Industries, Inc.	41	4,291
Sherwin-Williams Co. (The)	14	5,872
		76,564
Commercial Services & Supplies - 0.5%
Cintas Corp.	15	3,327
Copart, Inc.*	34	2,430
Republic Services, Inc.	37	3,130
Rollins, Inc.	26	977
Waste Management, Inc.	67	7,327
		17,191
Construction & Engineering - 0.1%
Fluor Corp.	25	693
Jacobs Engineering Group, Inc.	20	1,506
Quanta Services, Inc.	25	869
		3,068
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	11	2,315
Vulcan Materials Co.	23	2,873
		5,188
Consumer Finance - 0.9%
American Express Co.	119	13,650
Capital One Financial Corp.	80	6,870
Discover Financial Services	56	4,175
Synchrony Financial	113	3,800
		28,495
Containers & Packaging - 0.4%
Avery Dennison Corp.	14	1,457
Ball Corp.	57	3,499
International Paper Co.	70	2,903
Packaging Corp. of America	16	1,425
Sealed Air Corp.	28	1,173
Westrock Co.	45	1,467
		11,924
Distributors - 0.1%
Genuine Parts Co.	25	2,472
LKQ Corp.*	55	1,411
		3,883
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	36	945

Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc., Class B*	335	66,136
Jefferies Financial Group, Inc.	46	813
		66,949
Diversified Telecommunication Services - 2.5%
AT&T, Inc.	1,254	38,347
CenturyLink, Inc.	164	1,714
Verizon Communications, Inc.	711	38,643
		78,704
Electric Utilities - 2.6%
Alliant Energy Corp.	41	1,946
American Electric Power Co., Inc.	85	7,320
Duke Energy Corp.	125	10,701
Edison International	56	3,325
Entergy Corp.	33	3,203
Evergy, Inc.	44	2,558
Eversource Energy	54	3,987
Exelon Corp.	168	8,078
FirstEnergy Corp.	88	3,629
NextEra Energy, Inc.	82	16,253
Pinnacle West Capital Corp.	19	1,784
PPL Corp.	125	3,720
Southern Co. (The)	179	9,577
Xcel Energy, Inc.	88	5,046
		81,127
Electrical Equipment - 0.6%
AMETEK, Inc.	39	3,194
Eaton Corp. plc	73	5,438
Emerson Electric Co.	106	6,385
Rockwell Automation, Inc.	21	3,126
		18,143
Energy Equipment & Services - 0.6%
Baker Hughes a GE Co.	89	1,906
Halliburton Co.	151	3,215
Helmerich & Payne, Inc.	19	929
National Oilwell Varco, Inc.	67	1,397
Schlumberger Ltd.	239	8,291
TechnipFMC plc	74	1,539
		17,277
Entertainment - 2.6%
Activision Blizzard, Inc.	132	5,725
Electronic Arts, Inc.*	51	4,747
Netflix, Inc.*	75	25,746
Take-Two Interactive Software, Inc.*	19	2,055
Viacom, Inc., Class B	62	1,800
Walt Disney Co. (The)	307	40,536
		80,609
Equity Real Estate Investment Trusts (REITs) - 3.9%
Alexandria Real Estate Equities, Inc.	19	2,782
American Tower Corp.	76	15,866
Apartment Investment & Management Co., Class A	27	1,349
AvalonBay Communities, Inc.	24	4,872
Boston Properties, Inc.	27	3,532
Crown Castle International Corp.	71	9,231
Digital Realty Trust, Inc.	36	4,238
Duke Realty Corp.	63	1,896
Equinix, Inc.	14	6,801
Equity Residential	64	4,900
Essex Property Trust, Inc.	11	3,209
Extra Space Storage, Inc.	22	2,358
Federal Realty Investment Trust	13	1,699
HCP, Inc.	83	2,632
Host Hotels & Resorts, Inc.	128	2,318
Iron Mountain, Inc.	50	1,532
Kimco Realty Corp.	73	1,270
Macerich Co. (The)	18	654
Mid-America Apartment Communities, Inc.	20	2,284
Prologis, Inc.	108	7,956
Public Storage	26	6,185
Realty Income Corp.	52	3,644
Regency Centers Corp.	29	1,913
SBA Communications Corp.*	19	4,112
Simon Property Group, Inc.	53	8,591
SL Green Realty Corp.	14	1,204
UDR, Inc.	47	2,105
Ventas, Inc.	61	3,922

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Vornado Realty Trust	30	1,987
Welltower, Inc.	66	5,361
Weyerhaeuser Co.	129	2,941
		123,344
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	76	18,208
Kroger Co. (The)	138	3,148
Sysco Corp.	81	5,574
Walgreens Boots Alliance, Inc.	138	6,809
Walmart, Inc.	245	24,853
		58,592
Food Products - 1.5%
Archer-Daniels-Midland Co.	97	3,717
Campbell Soup Co.	34	1,235
Conagra Brands, Inc.	84	2,249
General Mills, Inc.	103	5,092
Hershey Co. (The)	24	3,167
Hormel Foods Corp.	48	1,896
JM Smucker Co. (The)	20	2,431
Kellogg Co.	43	2,260
Kraft Heinz Co. (The)	108	2,986
Lamb Weston Holdings, Inc.	25	1,481
McCormick & Co., Inc. (Non-Voting)	21	3,277
Mondelez International, Inc., Class A	249	12,662
Tyson Foods, Inc., Class A	51	3,870
		46,323
Gas Utilities - 0.1%
Atmos Energy Corp.	20	2,036

Health Care Equipment & Supplies - 4.4%
Abbott Laboratories	302	22,991
ABIOMED, Inc.*	8	2,095
Align Technology, Inc.*	13	3,697
Baxter International, Inc.	82	6,022
Becton Dickinson and Co.	46	10,738
Boston Scientific Corp.*	239	9,180
Cooper Cos., Inc. (The)	8	2,382
Danaher Corp.	108	14,257
DENTSPLY SIRONA, Inc.	40	2,155
Edwards Lifesciences Corp.*	36	6,145
Hologic, Inc.*	46	2,025
IDEXX Laboratories, Inc.*	15	3,747
Intuitive Surgical, Inc.*	20	9,297
Medtronic plc	230	21,293
ResMed, Inc.	25	2,853
Stryker Corp.	53	9,712
Teleflex, Inc.	8	2,306
Varian Medical Systems, Inc.*	16	2,020
Zimmer Biomet Holdings, Inc.	35	3,988
		136,903
Health Care Providers & Services - 3.5%
AmerisourceBergen Corp.	27	2,102
Anthem, Inc.	44	12,231
Cardinal Health, Inc.	51	2,146
Centene Corp.*	71	4,100
Cigna Corp.	65	9,621
CVS Health Corp.	224	11,731
DaVita, Inc.*	22	955
HCA Healthcare, Inc.	46	5,564
Henry Schein, Inc.*	26	1,676
Humana, Inc.	23	5,632
Laboratory Corp. of America Holdings*	17	2,764
McKesson Corp.	33	4,031
Quest Diagnostics, Inc.	23	2,206
UnitedHealth Group, Inc.	165	39,897
Universal Health Services, Inc., Class B	14	1,674
WellCare Health Plans, Inc.*	9	2,486
		108,816
Health Care Technology - 0.1%
Cerner Corp.*	56	3,918

Hotels, Restaurants & Leisure - 2.4%
Carnival Corp.	69	3,532
Chipotle Mexican Grill, Inc.*	4	2,640
Darden Restaurants, Inc.	21	2,443
Hilton Worldwide Holdings, Inc.	50	4,472
Marriott International, Inc., Class A	48	5,992
McDonald’s Corp.	131	25,973
MGM Resorts International	89	2,209
Norwegian Cruise Line Holdings Ltd.*	37	2,024
Royal Caribbean Cruises Ltd.	29	3,531
Starbucks Corp.	214	16,277
Wynn Resorts Ltd.	17	1,825
Yum! Brands, Inc.	53	5,425
		76,343
Household Durables - 0.4%
DR Horton, Inc.	58	2,480
Garmin Ltd.	21	1,606
Leggett & Platt, Inc.	24	852
Lennar Corp., Class A	49	2,433
Mohawk Industries, Inc.*	11	1,491
Newell Brands, Inc.	68	913
PulteGroup, Inc.	45	1,395
Whirlpool Corp.	11	1,264
		12,434
Household Products - 2.2%
Church & Dwight Co., Inc.	42	3,125
Clorox Co. (The)	22	3,274
Colgate-Palmolive Co.	148	10,304
Kimberly-Clark Corp.	59	7,546
Procter & Gamble Co. (The)	431	44,354
		68,603
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	115	1,817
NRG Energy, Inc.	49	1,668
		3,485
Industrial Conglomerates - 1.8%
3M Co.	99	15,815
General Electric Co.	1,498	14,141
Honeywell International, Inc.	125	20,539
Roper Technologies, Inc.	18	6,191
		56,686
Insurance - 3.2%
Aflac, Inc.	129	6,618
Allstate Corp. (The)	57	5,444
American International Group, Inc.	150	7,660
Aon plc	41	7,383
Arthur J Gallagher & Co.	32	2,694
Assurant, Inc.	8	800
Chubb Ltd.	79	11,539
Cincinnati Financial Corp.	26	2,554

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Everest Re Group Ltd.	7	1,734
Hartford Financial Services Group, Inc. (The)	62	3,265
Lincoln National Corp.	35	2,081
Loews Corp.	47	2,414
Marsh & McLennan Cos., Inc.	87	8,317
MetLife, Inc.	165	7,625
Principal Financial Group, Inc.	44	2,269
Progressive Corp. (The)	100	7,928
Prudential Financial, Inc.	70	6,466
Torchmark Corp.	17	1,454
Travelers Cos., Inc. (The)	45	6,551
Unum Group	38	1,197
Willis Towers Watson plc	22	3,861
		99,854
Interactive Media & Services - 6.2%
Alphabet, Inc., Class A*	51	56,432
Alphabet, Inc., Class C*	53	58,492
Facebook, Inc., Class A*	411	72,940
TripAdvisor, Inc.*	18	761
Twitter, Inc.*	126	4,591
		193,216
Internet & Direct Marketing Retail - 4.7%
Amazon.com, Inc.*	71	126,030
Booking Holdings, Inc.*	8	13,250
eBay, Inc.	149	5,353
Expedia Group, Inc.	20	2,300
		146,933
Leisure Products - 0.1%
Hasbro, Inc.	20	1,903
Mattel, Inc.*(b)	60	591
		2,494
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	55	3,688
Illumina, Inc.*	25	7,673
IQVIA Holdings, Inc.*	27	3,668
Mettler-Toledo International, Inc.*	4	2,892
PerkinElmer, Inc.	19	1,640
Thermo Fisher Scientific, Inc.	69	18,422
Waters Corp.*	12	2,408
		40,391
Machinery - 1.9%
Caterpillar, Inc.	99	11,861
Cummins, Inc.	25	3,769
Deere & Co.	55	7,710
Dover Corp.	25	2,235
Flowserve Corp.	23	1,068
Fortive Corp.	51	3,884
Illinois Tool Works, Inc.	52	7,261
Ingersoll-Rand plc	42	4,970
PACCAR, Inc.	60	3,949
Parker-Hannifin Corp.	22	3,351
Pentair plc	28	975
Snap-on, Inc.	10	1,559
Stanley Black & Decker, Inc.	26	3,308
Wabtec Corp.	24	1,497
Xylem, Inc.	31	2,301
		59,698
Media - 1.9%
CBS Corp. (Non-Voting), Class B	60	2,897
Charter Communications, Inc., Class A*	30	11,304
Comcast Corp., Class A	778	31,898
Discovery, Inc., Class A*	28	763
Discovery, Inc., Class C*	63	1,615
DISH Network Corp., Class A*	40	1,445
Fox Corp., Class A	61	2,149
Fox Corp., Class B	28	972
Interpublic Group of Cos., Inc. (The)	67	1,422
News Corp., Class A	67	763
News Corp., Class B	22	256
Omnicom Group, Inc.	38	2,940
		58,424
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	250	2,428
Newmont Goldcorp Corp.	93	3,077
Nucor Corp.	52	2,496
		8,001
Multiline Retail - 0.6%
Dollar General Corp.	45	5,728
Dollar Tree, Inc.*	41	4,165
Kohl’s Corp.	28	1,381
Macy’s, Inc.	54	1,111
Nordstrom, Inc.	19	595
Target Corp.	90	7,240
		20,220
Multi-Utilities - 1.4%
Ameren Corp.	42	3,080
CenterPoint Energy, Inc.	87	2,474
CMS Energy Corp.	49	2,749
Consolidated Edison, Inc.	55	4,747
Dominion Energy, Inc.	137	10,300
DTE Energy Co.	31	3,890
NiSource, Inc.	65	1,810
Public Service Enterprise Group, Inc.	87	5,112
Sempra Energy	47	6,178
WEC Energy Group, Inc.	54	4,350
		44,690
Oil, Gas & Consumable Fuels - 5.7%
Anadarko Petroleum Corp.	86	6,052
Apache Corp.	65	1,695
Cabot Oil & Gas Corp.	74	1,851
Chevron Corp.	326	37,115
Cimarex Energy Co.	17	972
Concho Resources, Inc.	34	3,332
ConocoPhillips	195	11,497
Devon Energy Corp.	72	1,812
Diamondback Energy, Inc.	27	2,648
EOG Resources, Inc.	100	8,188
Exxon Mobil Corp.	729	51,591
Hess Corp.	44	2,458
HollyFrontier Corp.	27	1,025
Kinder Morgan, Inc.	336	6,703
Marathon Oil Corp.	142	1,867
Marathon Petroleum Corp.	116	5,335
Noble Energy, Inc.	84	1,798
Occidental Petroleum Corp.	129	6,420
ONEOK, Inc.	71	4,517
Phillips 66	72	5,818
Pioneer Natural Resources Co.	29	4,117
Valero Energy Corp.	72	5,069
Williams Cos., Inc. (The)	209	5,513
		177,393

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Personal Products - 0.2%
Coty, Inc., Class A	78	963
Estee Lauder Cos., Inc. (The), Class A	37	5,958
		6,921
Pharmaceuticals - 5.9%
Allergan plc	54	6,583
Bristol-Myers Squibb Co.	281	12,749
Eli Lilly & Co.	148	17,159
Johnson & Johnson	458	60,067
Merck & Co., Inc.	444	35,169
Mylan NV*	90	1,512
Nektar Therapeutics*	31	971
Perrigo Co. plc	21	883
Pfizer, Inc.	956	39,693
Zoetis, Inc.	82	8,286
		183,072
Professional Services - 0.4%
Equifax, Inc.	21	2,539
IHS Markit Ltd.*	62	3,558
Nielsen Holdings plc	62	1,410
Robert Half International, Inc.	20	1,073
Verisk Analytics, Inc.	28	3,920
		12,500
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	54	2,468

Road & Rail - 1.4%
CSX Corp.	133	9,905
JB Hunt Transport Services, Inc.	15	1,277
Kansas City Southern	17	1,926
Norfolk Southern Corp.	46	8,976
Union Pacific Corp.	124	20,681
		42,765
Specialty Retail - 2.9%
Advance Auto Parts, Inc.	12	1,859
AutoZone, Inc.*	4	4,108
Best Buy Co., Inc.	40	2,507
CarMax, Inc.*	29	2,270
Foot Locker, Inc.	19	748
Gap, Inc. (The)	38	710
Home Depot, Inc. (The)	194	36,831
L Brands, Inc.	40	898
Lowe’s Cos., Inc.	138	12,873
O’Reilly Automotive, Inc.*	13	4,828
Ross Stores, Inc.	64	5,951
Tiffany & Co.	19	1,693
TJX Cos., Inc. (The)	214	10,762
Tractor Supply Co.	21	2,116
Ulta Beauty, Inc.*	10	3,334
		91,488
Textiles, Apparel & Luxury Goods - 0.9%
Capri Holdings Ltd.*	27	877
Hanesbrands, Inc.	63	936
NIKE, Inc., Class B	216	16,662
PVH Corp.	13	1,107
Ralph Lauren Corp.	9	946
Tapestry, Inc.	51	1,457
Under Armour, Inc., Class A*	33	752
Under Armour, Inc., Class C*	34	688
VF Corp.	56	4,585
		28,010
Tobacco - 1.2%
Altria Group, Inc.	323	15,846
Philip Morris International, Inc.	267	20,594
		36,440
Trading Companies & Distributors - 0.2%
Fastenal Co.	98	2,998
United Rentals, Inc.*	14	1,541
WW Grainger, Inc.	8	2,094
		6,633
Water Utilities - 0.1%
American Water Works Co., Inc.	31	3,504

TOTAL COMMON STOCKS (Cost $3,204,439)		3,110,108

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 0.3%

REPURCHASE AGREEMENTS(c) - 0.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $9,584 (Cost $9,583)	9,583	9,583

Total Investments - 99.8% (Cost $3,214,022)		3,119,691
Other Assets Less Liabilities - 0.2%		5,857
Net Assets - 100.0%		3,125,548

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $532, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $614.

(c)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$176,506
Aggregate gross unrealized depreciation	(288,368)
Net unrealized depreciation	$(111,862)
Federal income tax cost	$3,231,553

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 87.4%

Banks - 24.1%
Associated Banc-Corp.	20,655	409,176
BancorpSouth Bank	11,398	308,658
Bank of America Corp.	1,112,693	29,597,634
Bank of Hawaii Corp.	5,179	391,843
Bank OZK	15,195	439,136
BankUnited, Inc.	12,463	404,798
BB&T Corp.	95,977	4,486,924
BOK Financial Corp.	3,989	298,896
Cathay General Bancorp	9,611	323,314
Chemical Financial Corp.	8,982	340,059
CIT Group, Inc.	12,669	602,284
Citigroup, Inc.	295,541	18,367,873
Citizens Financial Group, Inc.	57,860	1,885,079
Comerica, Inc.	19,982	1,375,161
Commerce Bancshares, Inc.	12,406	711,236
Cullen/Frost Bankers, Inc.	7,916	722,493
East West Bancorp, Inc.	18,220	778,358
Fifth Third Bancorp	96,741	2,563,637
First Citizens BancShares, Inc., Class A	1,094	459,589
First Financial Bankshares, Inc.	8,522	482,857
First Hawaiian, Inc.	11,354	282,601
First Horizon National Corp.	39,995	536,333
First Republic Bank	20,707	2,008,993
FNB Corp.	40,782	448,602
Fulton Financial Corp.	21,350	336,476
Glacier Bancorp, Inc.	10,625	418,731
Hancock Whitney Corp.	10,767	408,931
Home BancShares, Inc.	19,504	341,710
Huntington Bancshares, Inc.	131,564	1,664,285
IBERIABANK Corp.	6,979	498,999
International Bancshares Corp.	6,844	249,532
Investors Bancorp, Inc.	29,503	307,126
JPMorgan Chase & Co.	411,513	43,603,917
KeyCorp	126,788	2,024,804
M&T Bank Corp.	17,410	2,778,636
PacWest Bancorp	15,184	551,787
People’s United Financial, Inc.	49,414	759,493
Pinnacle Financial Partners, Inc.	9,159	484,969
PNC Financial Services Group, Inc. (The)	57,011	7,255,220
Popular, Inc.	12,557	655,601
Prosperity Bancshares, Inc.	8,337	540,321
Regions Financial Corp.	127,907	1,768,954
Signature Bank	6,926	793,373
Sterling Bancorp	26,733	516,214
SunTrust Banks, Inc.	55,706	3,342,917
SVB Financial Group*	6,616	1,332,462
Synovus Financial Corp.	20,001	639,232
TCF Financial Corp.	20,609	392,808
Texas Capital Bancshares, Inc.*	6,316	361,907
Trustmark Corp.	8,195	260,355
UMB Financial Corp.	5,550	342,657
Umpqua Holdings Corp.	27,696	442,305
United Bankshares, Inc.	12,832	459,129
US Bancorp	189,099	9,492,770
Valley National Bancorp	41,724	409,730
Webster Financial Corp.	11,603	513,781
Wells Fargo & Co.	514,598	22,832,713
Western Alliance Bancorp*	12,137	499,438
Wintrust Financial Corp.	7,099	480,886
Zions Bancorp NA	23,392	1,007,493
		176,995,196
Capital Markets - 11.9%
Affiliated Managers Group, Inc.	6,541	548,267
Ameriprise Financial, Inc.	17,031	2,354,195
Bank of New York Mellon Corp. (The)	110,407	4,713,275
BGC Partners, Inc., Class A	33,700	158,390
BlackRock, Inc.	15,294	6,355,575
Cboe Global Markets, Inc.	14,098	1,530,197
Charles Schwab Corp. (The)	149,095	6,203,843
CME Group, Inc.	44,966	8,638,868
E*TRADE Financial Corp.	30,954	1,386,739
Eaton Vance Corp.	14,473	553,158
Evercore, Inc., Class A	5,151	397,812
FactSet Research Systems, Inc.	4,782	1,330,352
Federated Investors, Inc., Class B	12,033	367,367
Franklin Resources, Inc.	37,141	1,181,827
Goldman Sachs Group, Inc. (The)	43,043	7,854,917
Interactive Brokers Group, Inc., Class A	9,440	479,552
Intercontinental Exchange, Inc.	71,447	5,873,658
Invesco Ltd.	49,907	975,183
Janus Henderson Group plc	20,734	421,315
Lazard Ltd., Class A	16,308	508,157
Legg Mason, Inc.	10,747	382,808
LPL Financial Holdings, Inc.	10,694	857,873
MarketAxess Holdings, Inc.	4,736	1,410,476
Moody’s Corp.	20,888	3,819,997
Morgan Stanley	163,219	6,641,381
Morningstar, Inc.	2,306	322,932
MSCI, Inc.	10,600	2,332,106
Nasdaq, Inc.	14,554	1,319,175
Northern Trust Corp.	27,448	2,347,353
Raymond James Financial, Inc.	15,955	1,317,564
S&P Global, Inc.	31,241	6,681,825
SEI Investments Co.	16,226	815,356
State Street Corp.	47,587	2,629,182
Stifel Financial Corp.	9,034	484,493
T. Rowe Price Group, Inc.	29,695	3,003,352
TD Ameritrade Holding Corp.	33,854	1,684,237
		87,882,757
Consumer Finance - 3.5%
Ally Financial, Inc.	50,626	1,461,573
American Express Co.	86,915	9,970,020
Capital One Financial Corp.	58,803	5,049,414
Credit Acceptance Corp.*	1,526	696,451
Discover Financial Services	41,272	3,076,827
FirstCash, Inc.	5,474	518,497
Green Dot Corp., Class A*	5,986	277,810
Navient Corp.	27,349	356,631
OneMain Holdings, Inc.	9,403	280,868
PRA Group, Inc.*	5,695	157,239
Santander Consumer USA Holdings, Inc.	14,450	323,535
SLM Corp.	54,899	522,089
Synchrony Financial	82,079	2,760,317
		25,451,271
Diversified Financial Services - 6.8%
AXA Equitable Holdings, Inc.	31,475	646,811
Berkshire Hathaway, Inc., Class B*	244,394	48,248,264

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Voya Financial, Inc.	18,979	966,600
		49,861,675
Equity Real Estate Investment Trusts (REITs) - 17.8%
Acadia Realty Trust	10,250	280,337
Alexandria Real Estate Equities, Inc.	14,166	2,074,044
American Campus Communities, Inc.	17,221	797,677
American Homes 4 Rent, Class A	32,371	790,176
American Tower Corp.	55,441	11,574,418
Apartment Investment & Management Co., Class A	19,532	975,623
Apple Hospitality REIT, Inc.	27,027	417,297
AvalonBay Communities, Inc.	17,407	3,533,795
Boston Properties, Inc.	19,419	2,540,588
Brandywine Realty Trust	22,227	335,850
Brixmor Property Group, Inc.	37,536	643,742
Camden Property Trust	12,147	1,255,514
Colony Capital, Inc.	61,624	319,829
Columbia Property Trust, Inc.	14,690	314,072
CoreCivic, Inc.	14,919	326,726
CoreSite Realty Corp.	4,615	538,663
Corporate Office Properties Trust	13,856	385,751
Cousins Properties, Inc.	52,833	478,139
Crown Castle International Corp.	52,228	6,790,162
CubeSmart	23,411	789,419
CyrusOne, Inc.	13,606	803,298
DiamondRock Hospitality Co.	25,309	250,812
Digital Realty Trust, Inc.	26,119	3,074,729
Douglas Emmett, Inc.	20,324	818,854
Duke Realty Corp.	45,147	1,358,473
EastGroup Properties, Inc.	4,585	508,935
EPR Properties	9,417	735,468
Equinix, Inc.	10,469	5,085,736
Equity Commonwealth	15,279	497,637
Equity LifeStyle Properties, Inc.	11,306	1,375,488
Equity Residential	46,495	3,560,122
Essex Property Trust, Inc.	8,256	2,408,605
Extra Space Storage, Inc.	15,997	1,714,239
Federal Realty Investment Trust	9,347	1,221,933
First Industrial Realty Trust, Inc.	15,911	552,271
Gaming and Leisure Properties, Inc.	25,357	1,001,348
GEO Group, Inc. (The)	15,174	332,766
HCP, Inc.	60,046	1,904,059
Healthcare Realty Trust, Inc.	15,747	507,683
Healthcare Trust of America, Inc., Class A	25,797	742,696
Highwoods Properties, Inc.	13,016	570,882
Hospitality Properties Trust	20,663	513,889
Host Hotels & Resorts, Inc.	93,068	1,685,461
Hudson Pacific Properties, Inc.	19,394	647,954
Invitation Homes, Inc.	42,535	1,090,172
Iron Mountain, Inc.	35,993	1,103,185
JBG SMITH Properties	14,989	591,916
Kilroy Realty Corp.	12,689	935,306
Kimco Realty Corp.	52,958	921,469
Lamar Advertising Co., Class A	10,704	837,160
Lexington Realty Trust	26,287	241,052
Liberty Property Trust	18,593	882,610
Life Storage, Inc.	5,863	564,490
Macerich Co. (The)	13,306	483,407
Mack-Cali Realty Corp.	11,348	257,827
Medical Properties Trust, Inc.	47,891	851,502
Mid-America Apartment Communities, Inc.	14,317	1,634,715
National Health Investors, Inc.	5,372	421,971
National Retail Properties, Inc.	20,312	1,087,301
Omega Healthcare Investors, Inc.	25,667	914,259
Outfront Media, Inc.	17,525	431,991
Paramount Group, Inc.	25,207	359,200
Park Hotels & Resorts, Inc.	25,286	698,399
Pebblebrook Hotel Trust	16,405	456,551
Physicians Realty Trust	22,914	419,555
Piedmont Office Realty Trust, Inc., Class A	15,786	320,929
PotlatchDeltic Corp.	8,523	286,799
Prologis, Inc.	79,220	5,836,137
Public Storage	18,858	4,485,941
Rayonier, Inc.	16,272	458,057
Realty Income Corp.	38,180	2,675,654
Regency Centers Corp.	21,051	1,388,524
Retail Properties of America, Inc., Class A	26,829	318,997
RLJ Lodging Trust	22,020	378,083
Ryman Hospitality Properties, Inc.	6,453	515,917
Sabra Health Care REIT, Inc.	22,415	432,385
SBA Communications Corp.*	14,148	3,061,769
Senior Housing Properties Trust	29,881	235,462
Simon Property Group, Inc.	38,831	6,294,117
SITE Centers Corp.	18,036	230,320
SL Green Realty Corp.	10,517	904,462
Spirit Realty Capital, Inc.	10,797	460,600
STORE Capital Corp.	24,790	848,314
Sun Communities, Inc.	10,857	1,370,913
Sunstone Hotel Investors, Inc.	28,685	384,953
Tanger Factory Outlet Centers, Inc.	11,808	200,264
Taubman Centers, Inc.	7,683	340,818
UDR, Inc.	34,637	1,551,045
Uniti Group, Inc.	22,490	216,129
Urban Edge Properties	15,093	260,354
Ventas, Inc.	44,770	2,878,711
VEREIT, Inc.	121,631	1,080,083
VICI Properties, Inc.	45,272	1,004,133
Vornado Realty Trust	21,794	1,443,417
Washington REIT	10,050	267,430
Weingarten Realty Investors	15,031	423,874
Welltower, Inc.	48,557	3,943,800
Weyerhaeuser Co.	93,823	2,139,164
WP Carey, Inc.	21,336	1,771,101
Xenia Hotels & Resorts, Inc.	14,144	295,751
		130,923,605
Insurance - 12.6%
Aflac, Inc.	94,303	4,837,744
Alleghany Corp.*	1,818	1,205,879
Allstate Corp. (The)	41,721	3,984,773
American Financial Group, Inc.	8,868	870,838
American International Group, Inc.	109,278	5,580,827
Aon plc	30,165	5,431,812
Arch Capital Group Ltd.*	50,581	1,741,504
Arthur J Gallagher & Co.	23,130	1,947,546
Assurant, Inc.	7,753	774,990
Assured Guaranty Ltd.	13,280	542,754
Athene Holding Ltd., Class A*	15,955	648,571
Axis Capital Holdings Ltd.	10,503	625,769
Brighthouse Financial, Inc.*	14,663	520,390
Brown & Brown, Inc.	29,177	921,118
Chubb Ltd.	57,609	8,414,947

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Cincinnati Financial Corp.	19,048	1,871,275
CNA Financial Corp.	3,413	153,448
CNO Financial Group, Inc.	20,200	317,342
Enstar Group Ltd.*	1,898	312,031
Erie Indemnity Co., Class A	2,498	531,250
Everest Re Group Ltd.	5,109	1,265,295
Fidelity National Financial, Inc.	34,601	1,333,869
First American Financial Corp.	14,014	723,823
Genworth Financial, Inc., Class A*	62,935	183,141
Hanover Insurance Group, Inc. (The)	5,101	623,138
Hartford Financial Services Group, Inc. (The)	45,177	2,379,021
Kemper Corp.	7,651	634,956
Lincoln National Corp.	25,676	1,526,438
Loews Corp.	34,431	1,768,376
Markel Corp.*	1,743	1,845,610
Marsh & McLennan Cos., Inc.	63,484	6,069,070
Mercury General Corp.	3,410	196,586
MetLife, Inc.	120,312	5,559,617
Old Republic International Corp.	35,770	788,728
Primerica, Inc.	5,352	614,731
Principal Financial Group, Inc.	32,529	1,677,521
ProAssurance Corp.	6,742	252,960
Progressive Corp. (The)	73,385	5,817,963
Prudential Financial, Inc.	51,405	4,748,794
Reinsurance Group of America, Inc.	7,898	1,169,378
RenaissanceRe Holdings Ltd.	5,303	925,055
RLI Corp.	4,924	422,873
Torchmark Corp.	12,748	1,090,081
Travelers Cos., Inc. (The)	33,101	4,818,513
Unum Group	26,977	849,506
White Mountains Insurance Group Ltd.	403	394,779
Willis Towers Watson plc	16,226	2,847,663
WR Berkley Corp.	18,171	1,130,236
		92,892,529
IT Services - 8.7%
Mastercard, Inc., Class A	113,450	28,531,541
Visa, Inc., Class A	219,965	35,486,953
		64,018,494
Mortgage Real Estate Investment Trusts (REITs) - 0.9%
AGNC Investment Corp.	67,403	1,105,409
Annaly Capital Management, Inc.	175,963	1,550,234
Blackstone Mortgage Trust, Inc., Class A	15,554	548,434
Chimera Investment Corp.	23,508	428,786
Invesco Mortgage Capital, Inc.	16,048	246,979
MFA Financial, Inc.	56,614	398,563
New Residential Investment Corp.	51,422	784,185
Starwood Property Trust, Inc.	34,604	763,018
Two Harbors Investment Corp.	33,945	414,808
		6,240,416
Professional Services - 0.3%
CoStar Group, Inc.*	4,577	2,332,622

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A*	39,253	1,793,862
Howard Hughes Corp. (The)*	4,922	506,178
Jones Lang LaSalle, Inc.	5,731	713,223
Realogy Holdings Corp.(b)	14,265	101,139
		3,114,402
Thrifts & Mortgage Finance - 0.4%
Capitol Federal Financial, Inc.	17,757	235,813
Essent Group Ltd.*	12,352	579,926
MGIC Investment Corp.*	44,665	605,211
New York Community Bancorp, Inc.	58,732	583,209
Radian Group, Inc.	26,827	602,266
TFS Financial Corp.	6,687	114,816
Washington Federal, Inc.	10,193	321,793
		3,043,034

TOTAL COMMON STOCKS (Cost $520,580,812)		642,756,001

SECURITIES LENDING REINVESTMENTS(c) - 0.0%(d)

INVESTMENT COMPANIES - 0.0%(d)
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $73,889)	73,889	73,889

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 1.7%

REPURCHASE AGREEMENTS(e) - 1.5%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $10,977,092 (Cost $10,974,842)	10,974,842	10,974,842

U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bills
2.37%, 6/13/2019(f)	537,000	536,663
2.31%, 6/20/2019(f)	716,000	715,236
2.33%, 7/18/2019(f)	677,000	675,065
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,926,656)		1,926,964

TOTAL SHORT-TERM INVESTMENTS (Cost $12,901,498)		12,901,806

Total Investments - 89.1% (Cost $533,556,199)		655,731,696
Other Assets Less Liabilities - 10.9%		79,972,253
Net Assets - 100.0%		735,703,949

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $97,433,077.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $67,596, collateralized in the form of cash with a value of $73,889 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $73,889.
(d)	Represents less than 0.05% of net assets.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)	The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$202,806,794
Aggregate gross unrealized depreciation	(46,319,100)
Net unrealized appreciation	$156,487,694
Federal income tax cost	$534,565,151

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
63,432,898	11/6/2019	Bank of America NA	2.96%	iShares® U.S. Financials ETF	3,604,663
65,815,980	11/6/2020	Bank of America NA	3.01%	Dow Jones U.S. FinancialsSM Index(6)	737,786
129,248,878					4,342,449	(4,342,449)	—	—
17,322,428	12/7/2020	BNP Paribas SA	3.01%	Dow Jones U.S. FinancialsSM Index(6)	(526,989)	526,614	375	—
99,217,862	11/6/2019	Citibank NA	3.09%	Dow Jones U.S. FinancialsSM Index(6)	(927,938)	871,639	56,299	—
1,511,099	1/13/2020	Credit Suisse International	3.06%	Dow Jones U.S. FinancialsSM Index(6)	(11,376,792)	11,350,361	26,431	—
147,313,740	11/13/2019	Deutsche Bank AG	3.04%	Dow Jones U.S. FinancialsSM Index(6)	6,989,995	(3,525,720)	(3,464,275)	—
85,950,443	11/6/2019	Goldman Sachs International	2.89%	iShares® U.S. Financials ETF	2,528,668
89,884,059	11/13/2019	Goldman Sachs International	2.89%	Dow Jones U.S. FinancialsSM Index(6)	7,622,850
175,834,502					10,151,518	(10,151,518)	—	—

3,922,985	1/6/2020	Morgan Stanley & Co. International plc	2.66%	iShares® U.S. Financials ETF	(6,460,944)
5,771,824	11/13/2019	Morgan Stanley & Co. International plc	3.06%	Dow Jones U.S. FinancialsSM Index(6)	161,103
9,694,809					(6,299,841)	5,909,116	390,725	—
133,085,757	11/6/2019	Societe Generale	3.21%	Dow Jones U.S. FinancialsSM Index(6)	11,596,082	(11,596,082)	—	—
116,262,572	11/6/2019	UBS AG	3.01%	Dow Jones U.S. FinancialsSM Index(6)	21,372,665	(21,372,665)	—	—
829,491,647					35,321,149
				Total Unrealized Appreciation	54,613,812
				Total Unrealized Depreciation	(19,292,663)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)	See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

Ultra Industrials

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 82.9%

Aerospace & Defense - 16.2%
Arconic, Inc.	2,011	44,041
Axon Enterprise, Inc.*	274	18,298
Boeing Co. (The)	2,448	836,261
BWX Technologies, Inc.	460	21,408
Curtiss-Wright Corp.	199	22,187
General Dynamics Corp.	1,263	203,116
Harris Corp.	550	102,954
HEICO Corp.	191	23,224
HEICO Corp., Class A	334	32,819
Hexcel Corp.	395	28,752
Huntington Ingalls Industries, Inc.	194	39,793
L3 Technologies, Inc.	370	89,562
Lockheed Martin Corp.	1,146	387,967
Maxar Technologies, Inc.(b)	276	1,871
Moog, Inc., Class A	151	12,445
Northrop Grumman Corp.	791	239,871
Raytheon Co.	1,315	229,468
Spirit AeroSystems Holdings, Inc., Class A	491	39,791
Teledyne Technologies, Inc.*	169	39,850
Textron, Inc.	1,094	49,558
TransDigm Group, Inc.*	227	100,096
United Technologies Corp.	3,777	477,035
		3,040,367
Air Freight & Logistics - 3.2%
CH Robinson Worldwide, Inc.	638	50,804
Expeditors International of Washington, Inc.	800	55,672
FedEx Corp.	1,119	172,639
United Parcel Service, Inc., Class B	3,243	301,340
XPO Logistics, Inc.*(b)	509	26,514
		606,969
Building Products - 2.3%
Allegion plc	440	42,702
AO Smith Corp.	661	26,770
Armstrong World Industries, Inc.	231	20,490
Fortune Brands Home & Security, Inc.	655	31,479
Johnson Controls International plc	4,253	163,826
Lennox International, Inc.	167	44,106
Masco Corp.	1,372	47,910
Owens Corning	511	24,768
Resideo Technologies, Inc.*	573	11,277
Trex Co., Inc.*	274	16,391
		429,719
Chemicals - 0.8%
Sherwin-Williams Co. (The)	380	159,391

Commercial Services & Supplies - 2.6%
ADT, Inc.(b)	564	3,299
Brink’s Co. (The)	231	17,787
Cintas Corp.	395	87,623
Clean Harbors, Inc.*	237	15,196
Covanta Holding Corp.	544	9,172
Deluxe Corp.	204	7,589
Healthcare Services Group, Inc.(b)	344	10,874
MSA Safety, Inc.	163	16,199
Republic Services, Inc.	1,004	84,928
Stericycle, Inc.*	397	18,413
Tetra Tech, Inc.	257	17,353
Waste Management, Inc.	1,817	198,689
		487,122
Construction & Engineering - 0.9%
AECOM*	727	23,191
Arcosa, Inc.	227	7,693
Dycom Industries, Inc.*	147	7,669
EMCOR Group, Inc.	261	21,026
Fluor Corp.	650	18,018
Jacobs Engineering Group, Inc.	546	41,108
MasTec, Inc.*	287	13,343
Quanta Services, Inc.	659	22,907
Valmont Industries, Inc.	102	11,537
		166,492
Construction Materials - 0.9%
Eagle Materials, Inc.	214	18,417
Martin Marietta Materials, Inc.	291	61,255
Summit Materials, Inc., Class A*	520	7,270
Vulcan Materials Co.	614	76,695
		163,637
Containers & Packaging - 2.7%
AptarGroup, Inc.	293	33,188
Avery Dennison Corp.	391	40,687
Ball Corp.	1,558	95,646
Bemis Co., Inc.	425	24,799
Berry Global Group, Inc.*	607	28,541
Crown Holdings, Inc.*	630	34,921
Graphic Packaging Holding Co.	1,385	18,005
International Paper Co.	1,865	77,342
Owens-Illinois, Inc.	716	11,456
Packaging Corp. of America	440	39,195
Sealed Air Corp.	725	30,377
Silgan Holdings, Inc.	360	10,436
Sonoco Products Co.	466	28,813
Westrock Co.	1,190	38,794
		512,200
Electrical Equipment - 3.4%
Acuity Brands, Inc.	186	23,003
AMETEK, Inc.	1,058	86,640
Eaton Corp. plc	1,974	147,043
Emerson Electric Co.	2,864	172,527
EnerSys	201	11,302
Generac Holdings, Inc.*	289	15,938
GrafTech International Ltd.	284	2,815
Hubbell, Inc.	254	29,093
nVent Electric plc	752	17,341
Regal Beloit Corp.	199	14,467
Rockwell Automation, Inc.	557	82,910
Sensata Technologies Holding plc*	765	32,658
		635,737
Electronic Equipment, Instruments & Components - 4.0%
Amphenol Corp., Class A	1,389	120,843
Anixter International, Inc.*	134	7,150
Arrow Electronics, Inc.*	396	24,813
Avnet, Inc.	505	20,624
Belden, Inc.	184	9,421
Cognex Corp.	796	32,318
Coherent, Inc.*	113	12,433
Corning, Inc.	3,666	105,728
Dolby Laboratories, Inc., Class A	300	18,591
FLIR Systems, Inc.	631	30,496
IPG Photonics Corp.*	165	20,653
Itron, Inc.*	157	8,894

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Jabil, Inc.	656	16,131
Keysight Technologies, Inc.*	875	65,739
Littelfuse, Inc.	115	18,769
National Instruments Corp.	524	20,221
TE Connectivity Ltd.	1,579	132,999
Trimble, Inc.*	1,172	46,763
Vishay Intertechnology, Inc.	616	9,388
Zebra Technologies Corp., Class A*	251	43,032
		765,006
Industrial Conglomerates - 8.3%
3M Co.	2,683	428,609
Carlisle Cos., Inc.	267	35,594
General Electric Co.	40,564	382,924
Honeywell International, Inc.	3,397	558,161
Roper Technologies, Inc.	483	166,114
		1,571,402
IT Services - 15.7%
Accenture plc, Class A	2,970	528,868
Alliance Data Systems Corp.	212	29,150
Automatic Data Processing, Inc.	2,030	325,044
Black Knight, Inc.*	661	37,472
Broadridge Financial Solutions, Inc.	539	67,305
Conduent, Inc.*	857	7,627
CoreLogic, Inc.*	373	14,618
Euronet Worldwide, Inc.*	240	37,210
Fidelity National Information Services, Inc.	1,505	181,052
First Data Corp., Class A*	2,646	67,261
Fiserv, Inc.*	1,825	156,695
FleetCor Technologies, Inc.*	400	103,284
Genpact Ltd.	706	25,522
Global Payments, Inc.	734	113,065
Jack Henry & Associates, Inc.	360	47,239
MAXIMUS, Inc.	297	21,161
Paychex, Inc.	1,489	127,741
PayPal Holdings, Inc.*	5,466	599,894
Sabre Corp.	1,283	26,019
Square, Inc., Class A*	1,434	88,836
Total System Services, Inc.	758	93,636
Western Union Co. (The)	2,031	39,401
WEX, Inc.*	201	37,977
Worldpay, Inc.*	1,407	171,147
		2,947,224
Life Sciences Tools & Services - 0.2%
PerkinElmer, Inc.	516	44,551

Machinery - 10.8%
Actuant Corp., Class A	285	6,310
AGCO Corp.	299	19,902
Allison Transmission Holdings, Inc.	556	23,013
Barnes Group, Inc.	220	11,378
Caterpillar, Inc.	2,682	321,330
Colfax Corp.*	443	11,119
Crane Co.	237	18,121
Cummins, Inc.	675	101,763
Deere & Co.	1,484	208,012
Donaldson Co., Inc.	596	28,280
Dover Corp.	675	60,352
Flowserve Corp.	610	28,335
Fortive Corp.	1,372	104,478
Gardner Denver Holdings, Inc.*	593	20,144
Gates Industrial Corp. plc*	216	2,437
Graco, Inc.	770	36,359
Hillenbrand, Inc.	291	10,834
IDEX Corp.	353	53,907
Illinois Tool Works, Inc.	1,407	196,474
Ingersoll-Rand plc	1,129	133,606
ITT, Inc.	407	23,451
Kennametal, Inc.	383	11,777
Lincoln Electric Holdings, Inc.	295	22,402
Middleby Corp. (The)*	260	33,922
Mueller Industries, Inc.	264	7,115
Navistar International Corp.*	304	9,458
Nordson Corp.	240	30,149
Oshkosh Corp.	326	23,208
PACCAR, Inc.	1,615	106,299
Parker-Hannifin Corp.	603	91,849
Pentair plc	735	25,593
Snap-on, Inc.	259	40,383
Terex Corp.	289	7,737
Timken Co. (The)	318	13,995
Toro Co. (The)	495	32,254
Trinity Industries, Inc.	621	11,973
Wabtec Corp.	648	40,422
Welbilt, Inc.*	608	9,381
Woodward, Inc.	260	28,319
Xylem, Inc.	837	62,122
		2,027,963
Marine - 0.1%
Kirby Corp.*	251	19,422

Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	631	14,399

Professional Services - 2.1%
ASGN, Inc.*	245	12,429
Equifax, Inc.	562	67,946
FTI Consulting, Inc.*	176	14,769
Insperity, Inc.	174	19,819
Korn Ferry	264	11,373
ManpowerGroup, Inc.	281	24,031
Nielsen Holdings plc	1,656	37,641
Robert Half International, Inc.	555	29,781
TransUnion	867	56,823
TriNet Group, Inc.*	203	12,866
Verisk Analytics, Inc.	762	106,680
		394,158
Road & Rail - 6.8%
CSX Corp.	3,611	268,911
Genesee & Wyoming, Inc., Class A*	262	24,948
JB Hunt Transport Services, Inc.	405	34,482
Kansas City Southern	470	53,242
Knight-Swift Transportation Holdings, Inc.	580	16,031
Landstar System, Inc.	187	17,999
Norfolk Southern Corp.	1,246	243,144
Old Dominion Freight Line, Inc.	303	40,129
Ryder System, Inc.	248	12,524
Union Pacific Corp.	3,368	561,715
		1,273,125
Trading Companies & Distributors - 1.7%
Air Lease Corp.	481	17,316

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Applied Industrial Technologies, Inc.	181	9,834
Fastenal Co.	2,666	81,553
GATX Corp.	171	11,939
HD Supply Holdings, Inc.*	830	34,437
MRC Global, Inc.*	391	5,787
MSC Industrial Direct Co., Inc., Class A	210	14,839
SiteOne Landscape Supply, Inc.*	191	12,390
United Rentals, Inc.*	371	40,847
Univar, Inc.*	614	12,286
Watsco, Inc.	150	23,608
WESCO International, Inc.*	218	10,209
WW Grainger, Inc.	210	54,955
		330,000
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Corp.	360	14,353

TOTAL COMMON STOCKS (Cost $17,424,459)		15,603,237

SECURITIES LENDING REINVESTMENTS(c) - 0.1%

INVESTMENT COMPANIES - 0.1%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $11,474)	11,474	11,474

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 13.7%

REPURCHASE AGREEMENTS(d) - 13.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,569,152 (Cost $2,568,626)	2,568,626	2,568,626

Total Investments - 96.7% (Cost $20,004,559)		18,183,337
Other Assets Less Liabilities - 3.3%		620,195
Net Assets - 100.0%		18,803,532

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $4,652,461.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $27,597, collateralized in the form of cash with a value of $11,474 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $17,679 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.13%, and maturity dates ranging from June 6, 2019 – February 15, 2045; a total value of $29,153.

(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $11,474.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,010,521
Aggregate gross unrealized depreciation	(4,676,545)
Net unrealized depreciation	$(2,666,024)
Federal income tax cost	$20,014,010

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
2,651,471	11/13/2019	Bank of America NA	2.76%	Dow Jones U.S. IndustrialsSM Index	(52,084)
4,554,572	11/6/2020	Bank of America NA	2.46%	iShares® U.S. Industrials ETF	(19,530)
7,206,043					(71,614)	71,614	—	—
654,748	11/6/2020	Citibank NA	2.69%	Dow Jones U.S. IndustrialsSM Index	14,981	—	—	14,981
130,327	11/13/2019	Credit Suisse International	3.06%	Dow Jones U.S. IndustrialsSM Index	85,372	—	—	85,372
483,531	11/13/2019	Deutsche Bank AG	2.94%	Dow Jones U.S. IndustrialsSM Index	(206,759)	—	206,759	—
623,789	11/6/2019	Goldman Sachs International	2.89%	Dow Jones U.S. IndustrialsSM Index	237,786	(237,786)	—	—
516,588	12/6/2019	Morgan Stanley & Co. International plc	2.71%	iShares® U.S. Industrials ETF	(241,578)
829,798	11/13/2019	Morgan Stanley & Co. International plc	2.96%	Dow Jones U.S. IndustrialsSM Index	(1,053,934)
1,346,386					(1,295,512)	1,203,398	92,114	—

3,599,319	11/13/2019	Societe Generale	2.86%	Dow Jones U.S. IndustrialsSM Index	(291,357)	—	188,067	(103,290)
8,029,830	11/6/2019	UBS AG	2.81%	Dow Jones U.S. IndustrialsSM Index	691,753	(691,753)	—	—
22,073,973					(835,350)
				Total Unrealized Appreciation	1,029,892
				Total Unrealized Depreciation	(1,865,242)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 91.3%

Aerospace & Defense - 0.8%
Curtiss-Wright Corp.	3,187	355,319
Teledyne Technologies, Inc.*	2,697	635,952
		991,271
Air Freight & Logistics - 0.3%
XPO Logistics, Inc.*(b)	6,870	357,858

Airlines - 0.3%
JetBlue Airways Corp.*	22,832	393,395

Auto Components - 0.8%
Adient plc	6,479	111,828
Dana, Inc.	10,679	155,807
Delphi Technologies plc	6,591	100,579
Gentex Corp.	19,309	412,440
Goodyear Tire & Rubber Co. (The)	17,296	231,939
Visteon Corp.*	2,104	93,649
		1,106,242
Automobiles - 0.2%
Thor Industries, Inc.	3,896	201,190

Banks - 6.6%
Associated Banc-Corp.	12,241	242,494
BancorpSouth Bank	6,756	182,952
Bank of Hawaii Corp.	3,070	232,276
Bank OZK	9,004	260,215
Cathay General Bancorp	5,696	191,613
Chemical Financial Corp.	5,324	201,567
Commerce Bancshares, Inc.	7,351	421,433
Cullen/Frost Bankers, Inc.	4,692	428,239
East West Bancorp, Inc.	10,797	461,248
First Financial Bankshares, Inc.	5,051	286,190
First Horizon National Corp.	23,704	317,871
FNB Corp.	24,170	265,870
Fulton Financial Corp.	12,654	199,427
Hancock Whitney Corp.	6,383	242,426
Home BancShares, Inc.	11,560	202,531
International Bancshares Corp.	4,057	147,918
PacWest Bancorp	8,998	326,987
Pinnacle Financial Partners, Inc.	5,428	287,413
Prosperity Bancshares, Inc.	4,942	320,291
Signature Bank	4,104	470,113
Sterling Bancorp	15,843	305,928
Synovus Financial Corp.	11,854	378,854
TCF Financial Corp.	12,214	232,799
Texas Capital Bancshares, Inc.*	3,742	214,417
Trustmark Corp.	4,855	154,243
UMB Financial Corp.	3,289	203,063
Umpqua Holdings Corp.	16,413	262,116
United Bankshares, Inc.	7,606	272,143
Valley National Bancorp	24,728	242,829
Webster Financial Corp.	6,874	304,381
Wintrust Financial Corp.	4,208	285,050
		8,544,897
Beverages - 0.2%
Boston Beer Co., Inc. (The), Class A*	649	203,981

Biotechnology - 0.7%
Exelixis, Inc.*	22,355	437,935
Ligand Pharmaceuticals, Inc.*	1,523	163,540
United Therapeutics Corp.*	3,256	273,406
		874,881
Building Products - 0.9%
Lennox International, Inc.	2,673	705,966
Resideo Technologies, Inc.*	9,159	180,249
Trex Co., Inc.*	4,385	262,311
		1,148,526
Capital Markets - 3.0%
Eaton Vance Corp.	8,578	327,851
Evercore, Inc., Class A	3,053	235,783
FactSet Research Systems, Inc.	2,833	788,141
Federated Investors, Inc., Class B	7,132	217,740
Interactive Brokers Group, Inc., Class A	5,593	284,124
Janus Henderson Group plc	12,290	249,733
Legg Mason, Inc.	6,372	226,971
MarketAxess Holdings, Inc.	2,810	836,874
SEI Investments Co.	9,616	483,204
Stifel Financial Corp.	5,354	287,135
		3,937,556
Chemicals - 2.4%
Ashland Global Holdings, Inc.	4,664	349,194
Cabot Corp.	4,433	177,054
Chemours Co. (The)	12,442	262,402
Ingevity Corp.*	3,100	271,870
Minerals Technologies, Inc.	2,624	136,395
NewMarket Corp.	650	251,550
Olin Corp.	12,282	240,850
PolyOne Corp.	5,789	145,478
RPM International, Inc.	9,805	524,764
Scotts Miracle-Gro Co. (The)	2,927	262,054
Sensient Technologies Corp.	3,150	213,255
Valvoline, Inc.	14,016	244,579
		3,079,445
Commercial Services & Supplies - 1.3%
Brink’s Co. (The)	3,697	284,669
Clean Harbors, Inc.*	3,786	242,758
Deluxe Corp.	3,253	121,012
Healthcare Services Group, Inc.(b)	5,496	173,729
Herman Miller, Inc.	4,387	155,695
HNI Corp.	3,240	107,438
MSA Safety, Inc.	2,611	259,481
Stericycle, Inc.*	6,351	294,559
		1,639,341
Communications Equipment - 1.0%
Ciena Corp.*	10,710	374,207
InterDigital, Inc.	2,429	154,290
Lumentum Holdings, Inc.*	5,669	229,425
NetScout Systems, Inc.*	5,218	127,893
Plantronics, Inc.	2,440	100,211
ViaSat, Inc.*	4,233	368,398
		1,354,424
Construction & Engineering - 1.0%
AECOM*	11,627	370,901
Dycom Industries, Inc.*	2,342	122,182
EMCOR Group, Inc.	4,171	336,016
Granite Construction, Inc.	3,478	139,781
MasTec, Inc.*	4,587	213,250
Valmont Industries, Inc.	1,635	184,935
		1,367,065

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Construction Materials - 0.2%
Eagle Materials, Inc.	3,419	294,239

Consumer Finance - 0.5%
Green Dot Corp., Class A*	3,548	164,663
Navient Corp.	16,209	211,365
SLM Corp.	32,535	309,408
		685,436
Containers & Packaging - 1.4%
AptarGroup, Inc.	4,687	530,896
Bemis Co., Inc.	6,790	396,197
Greif, Inc., Class A	1,954	69,250
Owens-Illinois, Inc.	11,443	183,088
Silgan Holdings, Inc.	5,756	166,866
Sonoco Products Co.	7,442	460,139
		1,806,436
Distributors - 0.4%
Pool Corp.	2,934	527,475

Diversified Consumer Services - 0.9%
Adtalem Global Education, Inc.*	4,304	189,204
Graham Holdings Co., Class B	324	220,495
Service Corp. International	13,505	592,464
Sotheby’s*	2,451	82,623
Weight Watchers International, Inc.*	2,893	50,020
		1,134,806
Electric Utilities - 1.5%
ALLETE, Inc.	3,837	314,212
Hawaiian Electric Industries, Inc.	8,115	337,097
IDACORP, Inc.	3,753	376,313
OGE Energy Corp.	14,877	618,288
PNM Resources, Inc.	5,933	279,504
		1,925,414
Electrical Equipment - 1.2%
Acuity Brands, Inc.	2,972	367,547
EnerSys	3,206	180,274
Hubbell, Inc.	4,067	465,834
nVent Electric plc	12,013	277,020
Regal Beloit Corp.	3,187	231,695
		1,522,370
Electronic Equipment, Instruments & Components - 3.5%
Arrow Electronics, Inc.*	6,325	396,325
Avnet, Inc.	8,074	329,742
Belden, Inc.	2,934	150,221
Cognex Corp.	12,722	516,513
Coherent, Inc.*	1,812	199,374
Jabil, Inc.	10,487	257,875
Littelfuse, Inc.	1,840	300,306
National Instruments Corp.	8,373	323,114
SYNNEX Corp.	3,090	267,934
Tech Data Corp.*	2,780	252,007
Trimble, Inc.*	18,734	747,487
Vishay Intertechnology, Inc.	9,849	150,099
Zebra Technologies Corp., Class A*	4,013	687,989
		4,578,986
Energy Equipment & Services - 0.8%
Apergy Corp.*	5,761	178,648
Core Laboratories NV	3,301	157,260
Ensco Rowan plc, Class A	14,658	122,687
McDermott International, Inc.*	13,466	81,335
Oceaneering International, Inc.*	7,362	120,737
Patterson-UTI Energy, Inc.	15,914	169,166
Transocean Ltd.*	37,716	233,839
		1,063,672
Entertainment - 0.9%
Cinemark Holdings, Inc.	7,933	301,375
Live Nation Entertainment, Inc.*	10,302	626,568
World Wrestling Entertainment, Inc., Class A	3,252	236,550
		1,164,493
Equity Real Estate Investment Trusts (REITs) - 9.4%
Alexander & Baldwin, Inc.	5,047	116,434
American Campus Communities, Inc.	10,207	472,788
Brixmor Property Group, Inc.	22,245	381,502
Camden Property Trust	7,198	743,985
CoreCivic, Inc.	8,840	193,596
CoreSite Realty Corp.	2,734	319,112
Corporate Office Properties Trust	8,213	228,650
Cousins Properties, Inc.	31,312	283,374
CyrusOne, Inc.	8,063	476,040
Douglas Emmett, Inc.	12,045	485,293
EastGroup Properties, Inc.	2,717	301,587
EPR Properties	5,579	435,720
First Industrial Realty Trust, Inc.	9,429	327,281
GEO Group, Inc. (The)	8,992	197,195
Healthcare Realty Trust, Inc.	9,333	300,896
Highwoods Properties, Inc.	7,714	338,336
Hospitality Properties Trust	12,248	304,608
JBG SMITH Properties	8,889	351,027
Kilroy Realty Corp.	7,520	554,299
Lamar Advertising Co., Class A	6,343	496,086
Liberty Property Trust	11,022	523,214
Life Storage, Inc.	3,474	334,477
Mack-Cali Realty Corp.	6,727	152,837
Medical Properties Trust, Inc.	28,385	504,685
National Retail Properties, Inc.	12,038	644,394
Omega Healthcare Investors, Inc.	15,766	561,585
Pebblebrook Hotel Trust	9,722	270,563
PotlatchDeltic Corp.	5,054	170,067
PS Business Parks, Inc.	1,488	239,449
Rayonier, Inc.	9,645	271,507
Sabra Health Care REIT, Inc.	13,282	256,210
Senior Housing Properties Trust	17,707	139,531
Tanger Factory Outlet Centers, Inc.(b)	6,997	118,669
Taubman Centers, Inc.	4,553	201,971
Uniti Group, Inc.	13,331	128,111
Urban Edge Properties	8,946	154,318
Weingarten Realty Investors	8,910	251,262
		12,230,659
Food & Staples Retailing - 0.4%
Casey’s General Stores, Inc.	2,727	352,001
Sprouts Farmers Market, Inc.*	9,245	185,362
		537,363
Food Products - 1.6%
Flowers Foods, Inc.	13,666	305,708
Hain Celestial Group, Inc. (The)*	6,669	135,981
Ingredion, Inc.	4,966	378,210
Lancaster Colony Corp.	1,454	209,129
Post Holdings, Inc.*	4,968	522,137
Sanderson Farms, Inc.	1,452	198,503
Tootsie Roll Industries, Inc.(b)	1,420	53,895

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
TreeHouse Foods, Inc.*	4,170	217,382
		2,020,945
Gas Utilities - 1.8%
National Fuel Gas Co.	6,427	342,623
New Jersey Resources Corp.	6,612	313,739
ONE Gas, Inc.	3,916	342,885
Southwest Gas Holdings, Inc.	3,953	336,559
Spire, Inc.	3,779	314,866
UGI Corp.	12,949	668,298
		2,318,970
Health Care Equipment & Supplies - 3.4%
Avanos Medical, Inc.*	3,535	133,199
Cantel Medical Corp.	2,704	185,873
Globus Medical, Inc., Class A*	5,672	222,910
Haemonetics Corp.*	3,799	368,465
Hill-Rom Holdings, Inc.	4,966	477,481
ICU Medical, Inc.*	1,237	263,234
Inogen, Inc.*	1,332	85,874
Integra LifeSciences Holdings Corp.*	5,269	245,535
LivaNova plc*	3,627	260,781
Masimo Corp.*	3,643	476,286
NuVasive, Inc.*	3,846	222,914
STERIS plc	6,301	842,318
West Pharmaceutical Services, Inc.	5,526	633,279
		4,418,149
Health Care Providers & Services - 2.1%
Acadia Healthcare Co., Inc.*	6,588	212,265
Amedisys, Inc.*	2,169	243,600
Chemed Corp.	1,189	389,921
Covetrus, Inc.*	7,123	175,653
Encompass Health Corp.	7,355	433,357
HealthEquity, Inc.*	4,043	264,251
MEDNAX, Inc.*	6,549	161,498
Molina Healthcare, Inc.*	4,653	661,936
Patterson Cos., Inc.	6,153	129,336
Tenet Healthcare Corp.*	6,195	123,652
		2,795,469
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc.*	12,761	124,164
Medidata Solutions, Inc.*	4,639	422,845
		547,009
Hotels, Restaurants & Leisure - 3.9%
Boyd Gaming Corp.	5,951	142,348
Brinker International, Inc.	2,793	104,933
Caesars Entertainment Corp.*	43,427	381,723
Cheesecake Factory, Inc. (The)	3,107	134,378
Churchill Downs, Inc.	2,641	260,350
Cracker Barrel Old Country Store, Inc.	1,791	281,348
Domino’s Pizza, Inc.	3,057	854,432
Dunkin’ Brands Group, Inc.	6,155	456,824
Eldorado Resorts, Inc.*	4,845	238,229
International Speedway Corp., Class A	1,771	79,270
Jack in the Box, Inc.	1,922	159,910
Marriott Vacations Worldwide Corp.	2,929	263,318
Papa John’s International, Inc.(b)	1,677	81,284
Penn National Gaming, Inc.*	7,920	149,292
Scientific Games Corp.*	4,123	78,749
Six Flags Entertainment Corp.	5,323	262,743
Texas Roadhouse, Inc.	4,966	254,557
Wendy’s Co. (The)	13,548	249,148
Wyndham Destinations, Inc.	7,036	279,892
Wyndham Hotels & Resorts, Inc.	7,288	388,742
		5,101,470
Household Durables - 1.5%
Helen of Troy Ltd.*	1,906	254,661
KB Home	6,303	158,394
NVR, Inc.*	254	813,199
Tempur Sealy International, Inc.*	3,419	218,166
Toll Brothers, Inc.	9,993	347,457
TRI Pointe Group, Inc.*	10,553	129,802
Tupperware Brands Corp.	3,625	67,497
		1,989,176
Household Products - 0.1%
Energizer Holdings, Inc.	4,736	193,797

Industrial Conglomerates - 0.4%
Carlisle Cos., Inc.	4,267	568,834

Insurance - 4.9%
Alleghany Corp.*	1,077	714,374
American Financial Group, Inc.	5,255	516,041
Brighthouse Financial, Inc.*	8,691	308,444
Brown & Brown, Inc.	17,292	545,908
CNO Financial Group, Inc.	11,971	188,064
First American Financial Corp.	8,304	428,902
Genworth Financial, Inc., Class A*	37,299	108,540
Hanover Insurance Group, Inc. (The)	3,022	369,167
Kemper Corp.	4,534	376,277
Mercury General Corp.	2,020	116,453
Old Republic International Corp.	21,199	467,438
Primerica, Inc.	3,172	364,336
Reinsurance Group of America, Inc.	4,679	692,773
RenaissanceRe Holdings Ltd.	3,144	548,439
WR Berkley Corp.	10,769	669,832
		6,414,988
Interactive Media & Services - 0.2%
Cars.com, Inc.*	4,618	97,763
Yelp, Inc.*	5,296	162,746
		260,509
IT Services - 2.9%
CACI International, Inc., Class A*	1,852	376,919
CoreLogic, Inc.*	5,966	233,808
KBR, Inc.	10,503	233,377
Leidos Holdings, Inc.	10,886	820,042
LiveRamp Holdings, Inc.*	5,083	261,165
MAXIMUS, Inc.	4,752	338,580
Perspecta, Inc.	10,475	227,412
Sabre Corp.	20,513	416,004
Science Applications International Corp.	3,791	290,921
WEX, Inc.*	3,211	606,686
		3,804,914
Leisure Products - 0.5%
Brunswick Corp.	6,482	268,873
Polaris Industries, Inc.	4,269	341,008
		609,881
Life Sciences Tools & Services - 1.5%
Bio-Rad Laboratories, Inc., Class A*	1,500	430,395

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Bio-Techne Corp.	2,813	557,115
Charles River Laboratories International, Inc.*	3,592	450,616
PRA Health Sciences, Inc.*	4,393	381,005
Syneos Health, Inc.*	4,536	187,019
		2,006,150
Machinery - 4.6%
AGCO Corp.	4,787	318,623
Colfax Corp.*	7,080	177,708
Crane Co.	3,784	289,324
Donaldson Co., Inc.	9,526	452,009
Graco, Inc.	12,312	581,373
IDEX Corp.	5,645	862,048
ITT, Inc.	6,510	375,106
Kennametal, Inc.	6,126	188,374
Lincoln Electric Holdings, Inc.	4,707	357,449
Nordson Corp.	3,843	482,758
Oshkosh Corp.	5,218	371,469
Terex Corp.	4,614	123,517
Timken Co. (The)	5,079	223,527
Toro Co. (The)	7,905	515,090
Trinity Industries, Inc.	9,932	191,489
Woodward, Inc.	4,162	453,325
		5,963,189
Marine - 0.2%
Kirby Corp.*	4,013	310,526

Media - 1.1%
AMC Networks, Inc., Class A*	3,332	175,830
Cable One, Inc.	369	412,192
John Wiley & Sons, Inc., Class A	3,370	140,799
Meredith Corp.	2,978	154,171
New York Times Co. (The), Class A	10,576	336,528
TEGNA, Inc.	16,074	243,360
		1,462,880
Metals & Mining - 1.6%
Allegheny Technologies, Inc.*	9,358	200,355
Carpenter Technology Corp.	3,529	143,136
Commercial Metals Co.	8,762	116,973
Compass Minerals International, Inc.	2,523	128,698
Reliance Steel & Aluminum Co.	4,996	416,017
Royal Gold, Inc.	4,880	429,391
Steel Dynamics, Inc.	17,099	430,040
United States Steel Corp.	12,903	152,514
Worthington Industries, Inc.	2,924	99,825
		2,116,949
Multiline Retail - 0.4%
Dillard’s, Inc., Class A(b)	1,377	78,021
Ollie’s Bargain Outlet Holdings, Inc.*	3,840	379,085
		457,106
Multi-Utilities - 0.7%
Black Hills Corp.	4,022	306,476
MDU Resources Group, Inc.	14,606	360,476
NorthWestern Corp.	3,751	266,096
		933,048
Oil, Gas & Consumable Fuels - 2.1%
Callon Petroleum Co.*	16,974	106,087
Chesapeake Energy Corp.*	77,785	149,347
CNX Resources Corp.*	14,773	114,048
EQT Corp.	18,971	347,169
Equitrans Midstream Corp.	15,151	300,899
Matador Resources Co.*	7,716	126,851
Murphy Oil Corp.	12,116	301,083
Oasis Petroleum, Inc.*	20,133	104,692
PBF Energy, Inc., Class A	8,927	235,673
QEP Resources, Inc.*	17,606	121,657
Range Resources Corp.	15,466	120,944
SM Energy Co.	7,691	89,446
Southwestern Energy Co.*	40,320	144,749
World Fuel Services Corp.	5,003	145,787
WPX Energy, Inc.*	29,439	316,764
		2,725,196
Paper & Forest Products - 0.3%
Domtar Corp.	4,687	197,088
Louisiana-Pacific Corp.	9,194	209,807
		406,895
Personal Products - 0.2%
Edgewell Personal Care Co.*	4,031	115,045
Nu Skin Enterprises, Inc., Class A	4,124	192,549
		307,594
Pharmaceuticals - 0.5%
Catalent, Inc.*	10,847	493,538
Mallinckrodt plc*	6,220	54,052
Prestige Consumer Healthcare, Inc.*	3,858	111,998
		659,588
Professional Services - 0.7%
ASGN, Inc.*	3,922	198,963
Insperity, Inc.	2,775	316,073
ManpowerGroup, Inc.	4,498	384,669
		899,705
Real Estate Management & Development - 0.4%
Jones Lang LaSalle, Inc.	3,398	422,881
Realogy Holdings Corp.(b)	8,453	59,932
		482,813
Road & Rail - 1.5%
Avis Budget Group, Inc.*	4,741	134,455
Genesee & Wyoming, Inc., Class A*	4,193	399,257
Knight-Swift Transportation Holdings, Inc.	9,278	256,444
Landstar System, Inc.	2,988	287,595
Old Dominion Freight Line, Inc.	4,836	640,480
Ryder System, Inc.	3,956	199,778
Werner Enterprises, Inc.	3,255	90,749
		2,008,758
Semiconductors & Semiconductor Equipment - 3.1%
Cirrus Logic, Inc.*	4,405	164,615
Cree, Inc.*	7,688	423,916
Cypress Semiconductor Corp.	27,104	482,993
First Solar, Inc.*	5,625	326,475
MKS Instruments, Inc.	4,037	288,484
Monolithic Power Systems, Inc.	2,941	342,480
Semtech Corp.*	4,902	195,247
Silicon Laboratories, Inc.*	3,209	300,266
Synaptics, Inc.*	2,562	67,765
Teradyne, Inc.	12,933	544,997
Universal Display Corp.	3,158	464,005
Versum Materials, Inc.	8,127	417,321
		4,018,564
Software - 3.3%
ACI Worldwide, Inc.*	8,666	272,632
Blackbaud, Inc.	3,618	278,297

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
CDK Global, Inc.	9,289	449,588
CommVault Systems, Inc.*	2,871	132,210
Fair Isaac Corp.*	2,165	640,623
j2 Global, Inc.	3,450	290,800
LogMeIn, Inc.	3,787	272,020
Manhattan Associates, Inc.*	4,843	317,071
PTC, Inc.*	7,952	668,445
Teradata Corp.*	8,737	300,029
Tyler Technologies, Inc.*	2,853	608,688
		4,230,403
Specialty Retail - 1.9%
Aaron’s, Inc.	5,006	266,619
American Eagle Outfitters, Inc.	12,485	217,239
AutoNation, Inc.*	4,293	169,445
Bed Bath & Beyond, Inc.(b)	10,240	129,946
Dick’s Sporting Goods, Inc.	5,494	189,598
Five Below, Inc.*	4,152	534,487
Michaels Cos., Inc. (The)*	6,695	60,991
Murphy USA, Inc.*	2,235	179,381
Sally Beauty Holdings, Inc.*	8,979	136,301
Signet Jewelers Ltd.	3,867	72,932
Urban Outfitters, Inc.*	5,613	126,124
Williams-Sonoma, Inc.(b)	5,970	349,245
		2,432,308
Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp.*	8,860	271,116

Textiles, Apparel & Luxury Goods - 0.7%
Carter’s, Inc.	3,391	285,217
Deckers Outdoor Corp.*	2,170	330,057
Skechers U.S.A., Inc., Class A*	9,941	277,652
		892,926
Thrifts & Mortgage Finance - 0.6%
LendingTree, Inc.*(b)	554	208,160
New York Community Bancorp, Inc.	34,810	345,663
Washington Federal, Inc.	6,042	190,746
		744,569
Trading Companies & Distributors - 0.7%
GATX Corp.	2,727	190,399
MSC Industrial Direct Co., Inc., Class A	3,363	237,630
NOW, Inc.*	8,077	105,243
Watsco, Inc.	2,394	376,792
		910,064
Water Utilities - 0.5%
Aqua America, Inc.	15,690	620,383

Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	6,983	201,180

TOTAL COMMON STOCKS (Cost $130,323,573)		118,777,442

SECURITIES LENDING REINVESTMENTS(c) - 0.3%

INVESTMENT COMPANIES - 0.3%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $386,411)	386,411	386,411

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 5.8%

REPURCHASE AGREEMENTS(d) - 5.0%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $6,541,915 (Cost $6,540,575)	6,540,575	6,540,575

U.S. TREASURY OBLIGATIONS - 0.8%
U.S. Treasury Bills
2.36%, 6/6/2019(e)	252,000	251,955
2.37%, 6/13/2019(e)	252,000	251,842
2.31%, 6/20/2019(e)	259,000	258,723
2.33%, 7/18/2019(e)	245,000	244,300
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,006,662)		1,006,820

TOTAL SHORT-TERM INVESTMENTS (Cost $7,547,237)		7,547,395

Total Investments - 97.4% (Cost $138,257,221)		126,711,248
Other Assets Less Liabilities - 2.6%		3,425,313
Net Assets - 100.0%		130,136,561

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $8,534,391.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $946,278, collateralized in the form of cash with a value of $386,411 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $567,370 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 8.75%, and maturity dates ranging from June 4, 2019 — November 15, 2046; a total value of $953,781.

(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $386,411.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)	The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,068,604
Aggregate gross unrealized depreciation	(28,648,263)
Net unrealized depreciation	$(22,579,659)
Federal income tax cost	$140,092,610

See accompanying notes to the financial statements.

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	29	6/21/2019	USD	$5,248,710	$(219,575)

Swap Agreements(1)

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
15,824,396	11/6/2020	Bank of America NA	2.86%	S&P MidCap 400®	48,615	(48,615)	—	—
15,444,293	11/6/2020	BNP Paribas SA	2.86%	S&P MidCap 400®	(988,955)	260,894	728,061	—
15,376,908	11/6/2019	Citibank NA	2.79%	S&P MidCap 400®	(1,951,089)	1,696,774	254,315	—
12,999,893	11/6/2019	Credit Suisse International	2.91%	S&P MidCap 400®	(183,945)	92,813	91,132	—
12,769,755	11/6/2019	Goldman Sachs International	2.84%	S&P MidCap 400®	(1,246,289)
23,772,407	11/6/2020	Goldman Sachs International	2.59%	SPDR® S&P MidCap 400® ETF Trust	(3,217,808)
36,542,162					(4,464,097)	—	4,464,097	—

5,948,365	11/6/2019	Morgan Stanley & Co. International plc	2.96%	S&P MidCap 400®	1,173,338	(1,173,338)	—	—
14,142,007	11/6/2019	Societe Generale	2.76%	S&P MidCap 400®	(1,212,514)	—	838,077	(374,437)
19,989,229	11/6/2020	UBS AG	2.91%	S&P MidCap 400®	(1,400,075)	1,120,216	279,859	—
136,267,253					(8,978,722)
				Total Unrealized Appreciation	1,221,953
				Total Unrealized Depreciation	(10,200,675)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD	U. S. Dollar

See accompanying notes to the financial statements.

Ultra Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 95.0%

Biotechnology - 78.3%
AC Immune SA*	19,276	97,537
ACADIA Pharmaceuticals, Inc.*	41,117	986,397
Acceleron Pharma, Inc.*	14,774	589,335
Achillion Pharmaceuticals, Inc.*	39,612	110,121
Acorda Therapeutics, Inc.*	13,613	126,465
Adamas Pharmaceuticals, Inc.*(b)	7,810	36,707
Adaptimmune Therapeutics plc, ADR*	22,939	79,369
Aduro Biotech, Inc.*	22,776	74,022
Adverum Biotechnologies, Inc.*	17,966	180,558
Aeglea BioTherapeutics, Inc.*	7,849	48,978
Agios Pharmaceuticals, Inc.*	16,664	769,377
Aimmune Therapeutics, Inc.*	17,770	347,759
Akcea Therapeutics, Inc.*(b)	25,507	536,667
Akebia Therapeutics, Inc.*	33,244	147,936
Alder Biopharmaceuticals, Inc.*	22,806	246,761
Alexion Pharmaceuticals, Inc.*	63,862	7,259,832
Alkermes plc*	44,592	960,512
Allakos, Inc.*(b)	12,036	471,811
Alnylam Pharmaceuticals, Inc.*	30,365	2,050,245
AMAG Pharmaceuticals, Inc.*	9,884	94,195
Amarin Corp. plc, ADR*	92,166	1,634,103
Amgen, Inc.	93,245	15,543,941
Amicus Therapeutics, Inc.*	63,930	720,491
AnaptysBio, Inc.*	7,711	561,438
Apellis Pharmaceuticals, Inc.*	18,058	362,785
Aptinyx, Inc.*(b)	9,573	29,676
Arbutus Biopharma Corp.*	15,853	28,852
Arena Pharmaceuticals, Inc.*	14,135	749,302
Argenx SE, ADR*	5,954	736,093
ArQule, Inc.*	31,146	223,940
Array BioPharma, Inc.*	62,361	1,647,578
Arrowhead Pharmaceuticals, Inc.*(b)	26,923	638,344
Ascendis Pharma A/S, ADR*	12,882	1,605,870
Atara Biotherapeutics, Inc.*	13,192	292,994
Athenex, Inc.*(b)	19,118	276,255
Audentes Therapeutics, Inc.*	12,201	428,499
Aurinia Pharmaceuticals, Inc.*	24,383	158,002
Autolus Therapeutics plc, ADR*	5,711	117,818
Avrobio, Inc.*	6,847	96,954
Axovant Gene Therapies Ltd.*	6,510	42,966
BeiGene Ltd., ADR*	11,080	1,306,664
BioCryst Pharmaceuticals, Inc.*	31,332	109,662
Biogen, Inc.*	52,950	11,611,406
BioMarin Pharmaceutical, Inc.*	50,974	4,192,102
Bluebird Bio, Inc.*	15,705	1,883,344
Blueprint Medicines Corp.*	13,960	1,060,960
Cara Therapeutics, Inc.*(b)	11,273	231,773
Celgene Corp.*	189,010	17,727,248
Cellectis SA, ADR*	4,492	71,333
ChemoCentryx, Inc.*	16,496	186,075
China Biologic Products Holdings, Inc.*	11,250	1,010,363
Clovis Oncology, Inc.*	15,110	223,326
Coherus Biosciences, Inc.*	19,794	374,107
Concert Pharmaceuticals, Inc.*	6,723	68,507
Corbus Pharmaceuticals Holdings, Inc.*(b)	17,901	125,486
Crinetics Pharmaceuticals, Inc.*(b)	6,869	180,517
CRISPR Therapeutics AG*	14,869	528,890
Cytokinetics, Inc.*	15,634	162,125
CytomX Therapeutics, Inc.*	12,893	124,546
DBV Technologies SA, ADR*	7,652	69,021
Deciphera Pharmaceuticals, Inc.*	10,763	245,612
Denali Therapeutics, Inc.*(b)	27,136	517,484
Dicerna Pharmaceuticals, Inc.*	17,927	221,936
Eagle Pharmaceuticals, Inc.*	3,979	202,173
Editas Medicine, Inc.*(b)	13,664	280,795
Eidos Therapeutics, Inc.*(b)	10,501	327,736
Eiger BioPharmaceuticals, Inc.*	6,790	74,554
Enanta Pharmaceuticals, Inc.*	5,557	502,742
Epizyme, Inc.*	25,942	356,443
Esperion Therapeutics, Inc.*(b)	7,665	364,854
Exelixis, Inc.*	85,770	1,680,234
Fate Therapeutics, Inc.*	18,437	355,465
FibroGen, Inc.*	24,452	886,140
Five Prime Therapeutics, Inc.*	10,141	85,184
Flexion Therapeutics, Inc.*	10,855	119,731
Forty Seven, Inc.*	8,879	100,421
G1 Therapeutics, Inc.*	10,689	224,041
Galapagos NV, ADR*	2,575	292,623
Genomic Health, Inc.*	10,546	551,029
Geron Corp.*(b)	53,255	77,220
Gilead Sciences, Inc.	272,594	16,968,977
Global Blood Therapeutics, Inc.*	16,097	978,376
GlycoMimetics, Inc.*	12,326	145,940
Grifols SA, ADR	39,314	691,533
Halozyme Therapeutics, Inc.*	41,448	611,358
Homology Medicines, Inc.*	12,315	249,256
ImmunoGen, Inc.*	42,606	76,691
Immunomedics, Inc.*	54,572	713,256
Incyte Corp.*	61,173	4,810,033
Inovio Pharmaceuticals, Inc.*(b)	27,246	65,118
Insmed, Inc.*	22,159	536,469
Insys Therapeutics, Inc.*(b)	21,223	16,076
Intellia Therapeutics, Inc.*(b)	12,924	179,385
Intercept Pharmaceuticals, Inc.*	8,472	701,651
Intrexon Corp.*(b)	45,841	221,870
Ionis Pharmaceuticals, Inc.*	39,315	2,579,064
Iovance Biotherapeutics, Inc.*	35,271	576,681
Ironwood Pharmaceuticals, Inc.*	44,193	483,029
Karyopharm Therapeutics, Inc.*	17,393	98,097
Kiniksa Pharmaceuticals Ltd., Class A*	5,273	80,413
Kura Oncology, Inc.*	10,868	173,779
Lexicon Pharmaceuticals, Inc.*	30,272	162,863
Ligand Pharmaceuticals, Inc.*	5,841	627,207
MacroGenics, Inc.*	13,939	255,641
Magenta Therapeutics, Inc.*	9,475	138,904
MannKind Corp.*(b)	53,537	62,103
MediciNova, Inc.*(b)	12,051	119,546
Minerva Neurosciences, Inc.*	11,109	57,878
Mirati Therapeutics, Inc.*(b)	10,080	683,323
Momenta Pharmaceuticals, Inc.*	28,150	327,385
Myriad Genetics, Inc.*	20,939	518,659
Neurocrine Biosciences, Inc.*	25,954	2,200,380
Novavax, Inc.*(b)	6,707	38,096
OPKO Health, Inc.*	167,558	299,929
PDL BioPharma, Inc.*	36,610	103,240
Portola Pharmaceuticals, Inc.*	18,983	529,436
Progenics Pharmaceuticals, Inc.*	24,159	101,226
ProQR Therapeutics NV*	11,064	134,206
Proteostasis Therapeutics, Inc.*(b)	14,047	13,796

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Prothena Corp. plc*	11,391	106,164
PTC Therapeutics, Inc.*	16,383	656,958
Puma Biotechnology, Inc.*	10,899	161,196
Ra Pharmaceuticals, Inc.*	12,016	259,906
Radius Health, Inc.*	13,073	271,788
Regeneron Pharmaceuticals, Inc.*	20,572	6,206,984
REGENXBIO, Inc.*	10,407	447,709
Replimune Group, Inc.*	9,045	122,288
Retrophin, Inc.*	11,834	219,284
Rhythm Pharmaceuticals, Inc.*	9,836	247,769
Rigel Pharmaceuticals, Inc.*	47,772	101,754
Rocket Pharmaceuticals, Inc.*	14,370	234,662
Rubius Therapeutics, Inc.*(b)	22,589	326,637
Sage Therapeutics, Inc.*(b)	14,553	2,501,224
Sangamo Therapeutics, Inc.*	32,341	282,984
Sarepta Therapeutics, Inc.*	20,375	2,319,694
Savara, Inc.*	10,039	108,823
Seattle Genetics, Inc.*	45,884	2,985,672
Seres Therapeutics, Inc.*(b)	11,675	39,812
Solid Biosciences, Inc.*(b)	10,126	55,997
Spark Therapeutics, Inc.*	11,464	1,249,576
Spectrum Pharmaceuticals, Inc.*	31,733	233,555
Surface Oncology, Inc.*	7,910	28,871
Synlogic, Inc.*	7,273	54,184
Syros Pharmaceuticals, Inc.*	12,128	71,555
Tocagen, Inc.*	6,579	33,487
Translate Bio, Inc.*(b)	12,864	134,815
Ultragenyx Pharmaceutical, Inc.*	16,103	884,538
uniQure NV*	10,752	637,701
United Therapeutics Corp.*	12,495	1,049,205
UNITY Biotechnology, Inc.*(b)	12,095	98,695
Unum Therapeutics, Inc.*(b)	8,568	26,732
UroGen Pharma Ltd.*	5,851	199,285
Vanda Pharmaceuticals, Inc.*	15,044	220,846
Veracyte, Inc.*	11,708	265,303
Verastem, Inc.*(b)	21,087	27,835
Vertex Pharmaceuticals, Inc.*	68,818	11,436,175
Voyager Therapeutics, Inc.*	10,517	229,376
Xencor, Inc.*	16,087	496,123
Xenon Pharmaceuticals, Inc.*	7,213	72,851
Zafgen, Inc.*	10,535	19,279
Zai Lab Ltd., ADR*	5,938	155,635
		162,438,154
Chemicals - 0.0%(c)
Amyris, Inc.*(b)	21,762	73,773

Health Care Equipment & Supplies - 0.8%
Cerus Corp.*	39,137	183,553
Neuronetics, Inc.*(b)	5,024	57,876
Novocure Ltd.*	27,147	1,442,049
		1,683,478
Health Care Providers & Services - 0.1%
PetIQ, Inc.*	6,089	159,714

Life Sciences Tools & Services - 7.3%
Bio-Techne Corp.	10,792	2,137,355
Illumina, Inc.*	28,333	8,695,681
Luminex Corp.	12,766	269,363
Medpace Holdings, Inc.*	10,199	550,542
NanoString Technologies, Inc.*	9,790	278,428
Pacific Biosciences of California, Inc.*	43,139	289,031
PRA Health Sciences, Inc.*	18,729	1,624,366
Quanterix Corp.*	6,346	162,521
Syneos Health, Inc.*	29,525	1,217,316
		15,224,603
Pharmaceuticals - 8.5%
AcelRx Pharmaceuticals, Inc.*(b)	21,863	56,625
Aclaris Therapeutics, Inc.*	11,700	54,756
Aerie Pharmaceuticals, Inc.*	12,988	473,023
Akorn, Inc.*	35,862	147,751
Amphastar Pharmaceuticals, Inc.*	13,173	253,580
ANI Pharmaceuticals, Inc.*	3,386	235,869
Aquestive Therapeutics, Inc.*(b)	7,126	26,509
Aratana Therapeutics, Inc.*	13,896	64,338
Assertio Therapeutics, Inc.*	18,271	53,534
Collegium Pharmaceutical, Inc.*	9,517	109,541
Cymabay Therapeutics, Inc.*	19,625	237,070
Dermira, Inc.*	14,899	139,157
Dova Pharmaceuticals, Inc.*(b)	8,059	71,080
Eloxx Pharmaceuticals, Inc.*(b)	10,038	90,242
Endo International plc*	64,129	317,439
Evolus, Inc.*(b)	7,793	105,985
EyePoint Pharmaceuticals, Inc.*(b)	30,314	47,593
Foamix Pharmaceuticals Ltd.*	15,537	38,066
GW Pharmaceuticals plc, ADR*	8,291	1,436,333
Horizon Therapeutics plc*	48,473	1,155,112
Hutchison China MediTech Ltd., ADR*	9,674	267,099
Innoviva, Inc.*	28,901	395,077
Intra-Cellular Therapies, Inc.*	15,750	204,592
Jazz Pharmaceuticals plc*	16,306	2,047,218
Kala Pharmaceuticals, Inc.*(b)	9,658	53,409
Medicines Co. (The)*(b)	21,106	752,429
Mylan NV*	147,587	2,479,462
MyoKardia, Inc.*	12,931	602,326
Nektar Therapeutics*	49,463	1,549,181
Ocular Therapeutix, Inc.*(b)	11,796	34,208
Omeros Corp.*(b)	14,006	249,027
Optinose, Inc.*(b)	11,783	89,433
Pacira BioSciences, Inc.*	11,785	512,765
Paratek Pharmaceuticals, Inc.*(b)	9,184	33,338
Reata Pharmaceuticals, Inc., Class A*(b)	6,881	586,743
resTORbio, Inc.*(b)	10,076	72,648
Revance Therapeutics, Inc.*	12,583	135,519
SIGA Technologies, Inc.*(b)	22,954	122,574
Strongbridge Biopharma plc*	15,477	43,955
Supernus Pharmaceuticals, Inc.*	14,935	448,498
TherapeuticsMD, Inc.*(b)	68,917	210,886
Theravance Biopharma, Inc.*	15,882	263,959
Tricida, Inc.*	13,645	501,317
WaVe Life Sciences Ltd.*	9,569	219,417
Xeris Pharmaceuticals, Inc.*(b)	7,652	83,942
Zogenix, Inc.*	12,064	454,692
		17,527,317
TOTAL COMMON STOCKS (Cost $255,796,902)		197,107,039

See accompanying notes to the financial statements.

Investments	Number of Rights	Value ($)

RIGHTS - 0.0%(c)

Pharmaceuticals - 0.0%(c)
Corium International, Inc., CVR*(d)(e) (Cost $—)	13,485	2,427

	Shares

SECURITIES LENDING REINVESTMENTS(f) - 2.9%

INVESTMENT COMPANIES - 2.9%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $5,946,362)	5,946,362	5,946,362

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 16.8%

REPURCHASE AGREEMENTS(g) - 16.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $33,831,576 (Cost $33,824,643)	33,824,643	33,824,643

U.S. TREASURY OBLIGATIONS - 0.5%
U.S. Treasury Bills
2.35%, 6/6/2019(h)	133,000	132,976
2.36%, 6/13/2019(h)	133,000	132,917
2.31%, 6/20/2019(h)	455,000	454,515
2.33%, 7/18/2019(h)	430,000	428,771
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,148,996)		1,149,179

TOTAL SHORT-TERM INVESTMENTS (Cost $34,973,639)		34,973,822

Total Investments - 114.7% (Cost $296,716,903)		238,029,650
Liabilities in excess of other assets - (14.7%)		(30,575,731)
Net Assets - 100.0%		207,453,919

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $67,125,988.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $6,116,960, collateralized in the form of cash with a value of $5,946,362 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $553,506 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.13%, and maturity dates ranging from June 6, 2019 – February 15, 2045; a total value of $6,499,868.

(c)	Represents less than 0.05% of net assets.
(d)

Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $2,427, which represents approximately 0.00% of net assets of the Fund.

(e)	Illiquid security.
(f)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $5,946,362.
(g)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(h)	The rate shown was the current yield as of May 31, 2019.

Abbreviations

ADR	American Depositary Receipt
CVR	Contingent Value Rights - No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,162,705
Aggregate gross unrealized depreciation	(92,086,388)
Net unrealized depreciation	$(85,923,683)
Federal income tax cost	$298,315,893

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Depreciation(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
3,975,254	11/6/2020	Bank of America NA	2.09%	iShares® Nasdaq Biotechnology ETF	(2,133,984)
9,039,441	11/6/2019	Bank of America NA	2.56%	NASDAQ Biotechnology Index®	(2,535,623)
13,014,695					(4,669,607)	4,669,607	—	—
17,865,330	11/6/2019	Citibank NA	2.54%	NASDAQ Biotechnology Index®	(1,477,860)	1,306,097	171,763	—

6,152,938	11/13/2019	Credit Suisse International	2.81%	NASDAQ Biotechnology Index®	(2,256,663)	2,208,685	47,978	—

66,209,748	11/6/2019	Deutsche Bank AG	2.69%	NASDAQ Biotechnology Index®	(10,104,164)	10,056,930	47,234	—

13,425,774	11/13/2019	Goldman Sachs International	2.89%	NASDAQ Biotechnology Index®	(1,132,128)
20,823,604	12/7/2020	Goldman Sachs International	2.42%	iShares® Nasdaq Biotechnology ETF	(2,453,029)
34,249,378					(3,585,157)	3,549,568	35,589	—
2,366,865	12/6/2019	Morgan Stanley & Co. International plc	2.41%	iShares® Nasdaq Biotechnology ETF	(237,319)
6,685,828	12/6/2019	Morgan Stanley & Co. International plc	2.81%	NASDAQ Biotechnology Index®	(772,146)
9,052,693					(1,009,465)	975,630	33,835	—
36,342,480	11/6/2019	Societe Generale	2.96%	NASDAQ Biotechnology Index®	(1,066,457)	—	545,663	(520,794)

35,246,160	11/6/2019	UBS AG	2.46%	NASDAQ Biotechnology Index®	(1,468,067)	1,209,353	258,714	—

218,133,422					(25,637,440)
				Total Unrealized Depreciation	(25,637,440)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 81.7%

Aerospace & Defense - 1.0%
AAR Corp.	2,252	67,763
Aerojet Rocketdyne Holdings, Inc.*	4,964	191,511
Aerovironment, Inc.*	1,452	94,017
Astronics Corp.*	1,464	59,541
Axon Enterprise, Inc.*	3,938	262,980
Cubic Corp.	2,141	120,795
Ducommun, Inc.*	729	32,900
KeyW Holding Corp. (The)*	3,334	37,507
Kratos Defense & Security Solutions, Inc.*	6,033	133,028
Maxar Technologies, Inc.(b)	3,880	26,306
Mercury Systems, Inc.*	3,638	250,149
Moog, Inc., Class A	2,199	181,241
National Presto Industries, Inc.(b)	340	33,282
Triumph Group, Inc.	3,338	64,724
Vectrus, Inc.*	765	26,997
Wesco Aircraft Holdings, Inc.*	3,712	36,452
		1,619,193
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc.*	3,999	87,738
Atlas Air Worldwide Holdings, Inc.*	1,622	57,403
Echo Global Logistics, Inc.*	1,916	37,688
Forward Air Corp.	1,976	110,320
Hub Group, Inc., Class A*	2,239	87,231
Radiant Logistics, Inc.*	2,665	16,949
		397,329
Airlines - 0.4%
Allegiant Travel Co.	884	123,857
Hawaiian Holdings, Inc.	3,360	83,933
Mesa Air Group, Inc.*	791	7,214
SkyWest, Inc.	3,490	204,933
Spirit Airlines, Inc.*	4,702	216,668
		636,605
Auto Components - 0.7%
American Axle & Manufacturing Holdings, Inc.*	7,634	77,180
Cooper Tire & Rubber Co.	3,475	95,841
Cooper-Standard Holdings, Inc.*	1,215	46,972
Dana, Inc.	10,020	146,192
Dorman Products, Inc.*	1,841	150,336
Fox Factory Holding Corp.*	2,471	165,606
Gentherm, Inc.*	2,387	89,226
LCI Industries	1,675	138,807
Modine Manufacturing Co.*	3,393	43,600
Motorcar Parts of America, Inc.*	1,285	22,757
Shiloh Industries, Inc.*	1,026	4,145
Standard Motor Products, Inc.	1,454	61,621
Stoneridge, Inc.*	1,882	48,988
Superior Industries International, Inc.	1,683	6,210
Tenneco, Inc., Class A	3,484	34,631
Tower International, Inc.	1,358	23,670
		1,155,782
Automobiles - 0.0%(c)
Tesla, Inc.*	1	185
Winnebago Industries, Inc.	2,144	68,908
		69,093
Banks - 7.5%
1st Constitution Bancorp	518	9,666
1st Source Corp.	1,075	47,042
ACNB Corp.	468	16,708
Allegiance Bancshares, Inc.*	807	26,195
Amalgamated Bank, Class A	810	13,365
American National Bankshares, Inc.	723	25,218
Ameris Bancorp	2,904	102,482
Ames National Corp.	590	15,517
Arrow Financial Corp.	836	26,894
Atlantic Capital Bancshares, Inc.*	1,698	27,779
Atlantic Union Bankshares Corp.	5,277	170,447
Auburn National Bancorporation, Inc.	162	5,568
Banc of California, Inc.	2,948	39,002
BancFirst Corp.	1,235	64,504
Bancorp, Inc. (The)*	3,453	30,732
BancorpSouth Bank	6,452	174,720
Bank of Commerce Holdings	1,063	10,949
Bank of Marin Bancorp	932	37,755
Bank of NT Butterfield & Son Ltd. (The)	3,832	126,533
Bank of Princeton (The)	396	11,108
BankFinancial Corp.	875	12,162
Bankwell Financial Group, Inc.	423	12,081
Banner Corp.	2,196	110,810
Bar Harbor Bankshares	1,044	24,670
Baycom Corp.*	701	15,324
BCB Bancorp, Inc.	940	11,506
Berkshire Hills Bancorp, Inc.	3,155	92,094
Boston Private Financial Holdings, Inc.	5,708	58,507
Bridge Bancorp, Inc.	1,137	31,643
Brookline Bancorp, Inc.	5,412	77,662
Bryn Mawr Bank Corp.	1,365	49,904
Business First Bancshares, Inc.(b)	730	17,900
Byline Bancorp, Inc.*	1,116	20,825
C&F Financial Corp.	228	10,958
Cadence Bancorp	8,240	152,440
Cambridge Bancorp	253	20,804
Camden National Corp.	1,055	44,679
Capital Bancorp, Inc.*	441	5,292
Capital City Bank Group, Inc.	782	18,307
Capstar Financial Holdings, Inc.	560	8,305
Carolina Financial Corp.	1,439	47,775
Cathay General Bancorp	5,300	178,292
CB Financial Services, Inc.	319	7,493
CBTX, Inc.	1,224	33,354
CenterState Bank Corp.	8,293	181,534
Central Pacific Financial Corp.	1,940	53,913
Central Valley Community Bancorp	789	15,480
Century Bancorp, Inc., Class A	196	17,564
Chemical Financial Corp.	4,887	185,022
Chemung Financial Corp.	229	10,259
Citizens & Northern Corp.	812	22,411
City Holding Co.	1,086	79,332
Civista Bancshares, Inc.	961	20,854
CNB Financial Corp.	995	24,626
Coastal Financial Corp.*	489	7,853
Codorus Valley Bancorp, Inc.	623	13,095
Columbia Banking System, Inc.	5,009	167,050
Community Bank System, Inc.	3,440	212,626

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Community Bankers Trust Corp.	1,471	10,709
Community Financial Corp. (The)	332	10,302
Community Trust Bancorp, Inc.	1,062	42,045
ConnectOne Bancorp, Inc.	2,069	43,470
County Bancorp, Inc.	352	6,061
Customers Bancorp, Inc.*	1,978	39,006
CVB Financial Corp.	7,666	157,536
Eagle Bancorp, Inc.	2,185	115,980
Enterprise Bancorp, Inc.	660	18,506
Enterprise Financial Services Corp.	1,538	60,274
Equity Bancshares, Inc., Class A*	916	22,790
Esquire Financial Holdings, Inc.*	413	9,416
Evans Bancorp, Inc.	319	11,194
Farmers & Merchants Bancorp, Inc.	611	18,055
Farmers National Banc Corp.	1,736	23,349
FB Financial Corp.	1,121	39,000
Fidelity D&D Bancorp, Inc.	191	11,365
Fidelity Southern Corp.	1,502	42,311
Financial Institutions, Inc.	1,052	28,436
First Bancorp, Inc.	695	17,570
First Bancorp/NC	2,005	70,997
First Bancorp/PR	14,643	145,844
First Bancshares, Inc. (The)	849	25,300
First Bank	1,118	12,522
First Busey Corp.	2,996	74,031
First Business Financial Services, Inc.	568	12,996
First Choice Bancorp	615	13,364
First Commonwealth Financial Corp.	6,713	84,382
First Community Bankshares, Inc.	1,069	35,020
First Community Corp.	490	8,712
First Financial Bancorp	6,542	146,017
First Financial Bankshares, Inc.	4,452	252,250
First Financial Corp.	816	30,869
First Financial Northwest, Inc.	560	8,490
First Foundation, Inc.	2,610	34,217
First Guaranty Bancshares, Inc.	329	6,777
First Internet Bancorp	669	13,601
First Interstate BancSystem, Inc., Class A	2,254	83,195
First Merchants Corp.	3,720	123,690
First Mid Bancshares, Inc.	869	29,042
First Midwest Bancorp, Inc.	7,242	141,147
First Northwest Bancorp	630	10,118
First of Long Island Corp. (The)	1,681	35,889
First Savings Financial Group, Inc.	125	7,156
First United Corp.	469	8,442
Flushing Financial Corp.	1,844	38,779
Franklin Financial Network, Inc.	886	23,258
Fulton Financial Corp.	11,432	180,168
FVCBankcorp, Inc.*	136	2,414
German American Bancorp, Inc.	1,566	43,644
Glacier Bancorp, Inc.	5,817	229,248
Great Southern Bancorp, Inc.	756	41,746
Great Western Bancorp, Inc.	3,922	121,857
Guaranty Bancshares, Inc.	521	15,239
Hancock Whitney Corp.	5,831	221,461
Hanmi Financial Corp.	2,080	42,890
HarborOne Bancorp, Inc.*	994	17,832
Heartland Financial USA, Inc.	2,011	83,034
Heritage Commerce Corp.	2,737	32,598
Heritage Financial Corp.	2,504	70,362
Hilltop Holdings, Inc.	4,879	98,214
Home BancShares, Inc.	10,750	188,340
HomeTrust Bancshares, Inc.	1,159	28,372
Hope Bancorp, Inc.	8,312	106,975
Horizon Bancorp, Inc.	2,536	39,333
Howard Bancorp, Inc.*	895	12,441
IBERIABANK Corp.	3,803	271,915
Independent Bank Corp./MA	2,265	157,078
Independent Bank Corp./MI	1,472	31,133
Independent Bank Group, Inc.	2,238	115,570
International Bancshares Corp.	3,789	138,147
Investar Holding Corp.	608	14,525
Investors Bancorp, Inc.	16,276	169,433
Lakeland Bancorp, Inc.	3,083	47,509
Lakeland Financial Corp.	1,672	73,484
LCNB Corp.	616	10,454
LegacyTexas Financial Group, Inc.	3,257	118,881
Level One Bancorp, Inc.	354	8,241
Live Oak Bancshares, Inc.	1,743	27,069
Macatawa Bank Corp.	1,782	18,087
Malvern Bancorp, Inc.*	518	10,308
Mercantile Bank Corp.	1,111	34,274
Metropolitan Bank Holding Corp.*	446	17,720
Mid Penn Bancorp, Inc.	321	7,704
Middlefield Banc Corp.	208	8,166
Midland States Bancorp, Inc.	1,445	35,403
MidSouth Bancorp, Inc.	1,025	11,542
MidWestOne Financial Group, Inc.	765	21,298
MutualFirst Financial, Inc.	400	11,952
MVB Financial Corp.	586	9,288
National Bank Holdings Corp., Class A	1,969	69,092
National Bankshares, Inc.	463	17,575
NBT Bancorp, Inc.	2,919	104,938
Nicolet Bankshares, Inc.*	538	31,468
Northeast Bank	519	10,723
Northrim Bancorp, Inc.	465	15,545
Norwood Financial Corp.(b)	395	12,660
Oak Valley Bancorp(b)	476	8,954
OFG Bancorp	2,966	55,701
Ohio Valley Banc Corp.	280	10,164
Old Line Bancshares, Inc.	1,073	26,428
Old National Bancorp	10,352	165,011
Old Second Bancorp, Inc.	1,989	24,266
Opus Bank	1,350	27,095
Origin Bancorp, Inc.	1,196	39,899
Orrstown Financial Services, Inc.	501	10,641
Pacific City Financial Corp.	812	13,861
Pacific Mercantile Bancorp*	1,064	8,267
Pacific Premier Bancorp, Inc.	3,123	88,381
Park National Corp.	941	88,915
Parke Bancorp, Inc.	475	9,643
Peapack Gladstone Financial Corp.	1,282	34,665
Penns Woods Bancorp, Inc.	314	13,138
Peoples Bancorp of North Carolina, Inc.	318	8,697
Peoples Bancorp, Inc.	1,211	37,432
Peoples Financial Services Corp.	473	20,528
People’s Utah Bancorp	1,054	29,512
Preferred Bank	955	41,800
Premier Financial Bancorp, Inc.	812	12,675
QCR Holdings, Inc.	895	28,712
RBB Bancorp	951	17,603
Reliant Bancorp, Inc.	692	15,058
Renasant Corp.	3,301	111,574

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Republic Bancorp, Inc., Class A	658	30,163
Republic First Bancorp, Inc.*	3,012	14,578
S&T Bancorp, Inc.	2,359	88,934
Sandy Spring Bancorp, Inc.	2,373	76,292
SB One Bancorp	490	10,755
Seacoast Banking Corp. of Florida*	3,149	73,025
Select Bancorp, Inc.*	1,061	11,724
ServisFirst Bancshares, Inc.	3,187	99,881
Shore Bancshares, Inc.	863	13,247
Sierra Bancorp	966	23,957
Simmons First National Corp., Class A	6,200	141,422
SmartFinancial, Inc.*	778	15,957
South State Corp.	2,439	160,733
Southern First Bancshares, Inc.*	476	16,960
Southern National Bancorp of Virginia, Inc.	1,339	18,492
Southside Bancshares, Inc.	2,190	71,328
Spirit of Texas Bancshares, Inc.*	692	15,335
Stock Yards Bancorp, Inc.	1,475	49,162
Summit Financial Group, Inc.	769	19,033
Tompkins Financial Corp.	1,010	79,820
Towne Bank	4,514	114,475
TriCo Bancshares	1,748	65,200
TriState Capital Holdings, Inc.*	1,680	34,558
Triumph Bancorp, Inc.*	1,687	47,354
Trustmark Corp.	4,485	142,488
UMB Financial Corp.	3,105	191,703
Union Bankshares, Inc.	268	8,823
United Bankshares, Inc.	6,749	241,479
United Community Banks, Inc.	5,372	142,412
United Security Bancshares	899	9,170
Unity Bancorp, Inc.	529	10,659
Univest Financial Corp.	1,976	47,187
Valley National Bancorp	22,112	217,140
Veritex Holdings, Inc.	3,025	76,926
Washington Trust Bancorp, Inc.	1,031	50,612
WesBanco, Inc.	3,581	127,233
West Bancorporation, Inc.	1,088	22,630
Westamerica Bancorp	1,765	105,706
		12,102,593
Beverages - 0.3%
Boston Beer Co., Inc. (The), Class A*	566	177,894
Castle Brands, Inc.*	6,316	3,127
Celsius Holdings, Inc.*(b)	1,564	6,256
Coca-Cola Consolidated, Inc.	321	96,945
Craft Brew Alliance, Inc.*	872	12,042
MGP Ingredients, Inc.	906	54,550
National Beverage Corp.(b)	806	36,391
Primo Water Corp.*	2,296	26,496
		413,701
Biotechnology - 5.3%
Abeona Therapeutics, Inc.*(b)	2,141	11,647
ACADIA Pharmaceuticals, Inc.*	7,756	186,066
Acceleron Pharma, Inc.*	2,984	119,032
Achillion Pharmaceuticals, Inc.*	9,312	25,887
Acorda Therapeutics, Inc.*	3,016	28,019
Adamas Pharmaceuticals, Inc.*(b)	1,524	7,163
ADMA Biologics, Inc.*(b)	1,324	5,495
Aduro Biotech, Inc.*	4,394	14,280
Adverum Biotechnologies, Inc.*	3,728	37,466
Aeglea BioTherapeutics, Inc.*	1,307	8,156
Agenus, Inc.*	6,318	16,111
AgeX Therapeutics, Inc.*(b)	613	1,723
Aimmune Therapeutics, Inc.*	2,999	58,690
Akcea Therapeutics, Inc.*(b)	911	19,167
Akebia Therapeutics, Inc.*	5,876	26,148
Albireo Pharma, Inc.*	623	20,497
Alder Biopharmaceuticals, Inc.*	3,990	43,172
Aldeyra Therapeutics, Inc.*	1,447	10,086
Alector, Inc.*	380	6,426
Allakos, Inc.*(b)	974	38,181
Allena Pharmaceuticals, Inc.*	794	3,168
Allogene Therapeutics, Inc.*(b)	1,509	39,581
AMAG Pharmaceuticals, Inc.*	2,351	22,405
Amicus Therapeutics, Inc.*	12,965	146,116
AnaptysBio, Inc.*	1,447	105,356
Anika Therapeutics, Inc.*	951	36,138
Apellis Pharmaceuticals, Inc.*	2,473	49,683
Aptinyx, Inc.*(b)	946	2,933
Arbutus Biopharma Corp.*	2,418	4,401
Arcus Biosciences, Inc.*	2,150	18,232
Ardelyx, Inc.*	2,995	8,176
Arena Pharmaceuticals, Inc.*	3,400	180,234
ArQule, Inc.*	7,427	53,400
Array BioPharma, Inc.*	14,466	382,192
Arrowhead Pharmaceuticals, Inc.*(b)	6,412	152,028
Assembly Biosciences, Inc.*	1,440	20,218
Atara Biotherapeutics, Inc.*	2,874	63,832
Athenex, Inc.*(b)	3,010	43,494
Athersys, Inc.*(b)	7,981	13,248
Audentes Therapeutics, Inc.*	2,548	89,486
AVEO Pharmaceuticals, Inc.*(b)	7,341	6,285
Avid Bioservices, Inc.*	3,471	13,502
Avrobio, Inc.*	871	12,333
Bellicum Pharmaceuticals, Inc.*	2,757	5,679
BioCryst Pharmaceuticals, Inc.*	7,474	26,159
Biohaven Pharmaceutical Holding Co. Ltd.*	2,139	120,768
BioSpecifics Technologies Corp.*	394	23,305
BioTime, Inc.*(b)	7,731	7,654
Blueprint Medicines Corp.*	3,093	235,068
Calithera Biosciences, Inc.*	2,263	11,903
Calyxt, Inc.*	406	5,156
Cara Therapeutics, Inc.*(b)	2,231	45,869
CareDx, Inc.*	2,402	75,951
CASI Pharmaceuticals, Inc.*(b)	3,408	10,803
Catalyst Biosciences, Inc.*	814	6,398
Catalyst Pharmaceuticals, Inc.*	6,606	23,121
Celcuity, Inc.*	399	8,415
Cellular Biomedicine Group, Inc.*(b)	794	12,672
ChemoCentryx, Inc.*	1,539	17,360
Chimerix, Inc.*	3,207	10,904
Clovis Oncology, Inc.*	3,260	48,183
Cohbar, Inc.*(b)(d)	1,624	2,793
Coherus Biosciences, Inc.*	3,555	67,189
Concert Pharmaceuticals, Inc.*	1,458	14,857
Constellation Pharmaceuticals, Inc.*(b)	1,085	9,353
Corbus Pharmaceuticals Holdings, Inc.*(b)	3,746	26,259
Corvus Pharmaceuticals, Inc.*	950	3,581
Crinetics Pharmaceuticals, Inc.*(b)	588	15,453
CTI BioPharma Corp.*	3,499	2,870
Cue Biopharma, Inc.*(b)	1,245	10,284

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Cyclerion Therapeutics, Inc.*	963	13,434
Cytokinetics, Inc.*	3,149	32,655
CytomX Therapeutics, Inc.*	3,047	29,434
Deciphera Pharmaceuticals, Inc.*	602	13,738
Denali Therapeutics, Inc.*	3,122	59,537
Dicerna Pharmaceuticals, Inc.*	3,684	45,608
Dynavax Technologies Corp.*	4,270	20,581
Eagle Pharmaceuticals, Inc.*	724	36,786
Editas Medicine, Inc.*	3,167	65,082
Eidos Therapeutics, Inc.*(b)	1,112	34,706
Emergent BioSolutions, Inc.*	3,116	124,391
Enanta Pharmaceuticals, Inc.*	1,147	103,769
Epizyme, Inc.*	4,081	56,073
Equillium, Inc.*	357	2,303
Esperion Therapeutics, Inc.*(b)	1,567	74,589
Evelo Biosciences, Inc.*(b)	944	7,061
Fate Therapeutics, Inc.*	4,154	80,089
Fennec Pharmaceuticals, Inc.*	828	3,105
FibroGen, Inc.*	5,209	188,774
Five Prime Therapeutics, Inc.*	2,297	19,295
Flexion Therapeutics, Inc.*	2,301	25,380
Fortress Biotech, Inc.*	2,498	4,322
Forty Seven, Inc.*	958	10,835
G1 Therapeutics, Inc.*	1,589	33,305
Genomic Health, Inc.*	1,435	74,979
Geron Corp.*(b)	11,741	17,024
Global Blood Therapeutics, Inc.*	3,668	222,941
GlycoMimetics, Inc.*	2,333	27,623
Gossamer Bio, Inc.*	761	13,934
Gritstone Oncology, Inc.*(b)	475	4,422
GTx, Inc.*	348	411
Halozyme Therapeutics, Inc.*	8,546	126,053
Harpoon Therapeutics, Inc.*	176	2,117
Heron Therapeutics, Inc.*	4,720	80,382
Homology Medicines, Inc.*	1,177	23,822
Idera Pharmaceuticals, Inc.*	1,307	3,320
Immunic, Inc.*	53	498
ImmunoGen, Inc.*	9,832	17,698
Immunomedics, Inc.*	10,272	134,255
Inovio Pharmaceuticals, Inc.*(b)	5,952	14,225
Insmed, Inc.*	5,246	127,006
Insys Therapeutics, Inc.*(b)	1,842	1,395
Intellia Therapeutics, Inc.*(b)	2,276	31,591
Intercept Pharmaceuticals, Inc.*	1,500	124,230
Intrexon Corp.*(b)	5,043	24,408
Invitae Corp.*	4,856	84,737
Iovance Biotherapeutics, Inc.*	7,251	118,554
Ironwood Pharmaceuticals, Inc.*	9,635	105,311
Jounce Therapeutics, Inc.*	1,080	4,806
Kadmon Holdings, Inc.*	6,829	15,160
Karyopharm Therapeutics, Inc.*	3,365	18,979
Kezar Life Sciences, Inc.*	862	8,163
Kindred Biosciences, Inc.*	2,429	19,286
Kiniksa Pharmaceuticals Ltd., Class A*	812	12,383
Kodiak Sciences, Inc.*	650	6,422
Kura Oncology, Inc.*	1,938	30,989
La Jolla Pharmaceutical Co.*(b)	1,470	7,923
Lexicon Pharmaceuticals, Inc.*	2,960	15,925
Ligand Pharmaceuticals, Inc.*	1,432	153,768
LogicBio Therapeutics, Inc.*	536	8,131
MacroGenics, Inc.*	2,685	49,243
Madrigal Pharmaceuticals, Inc.*	476	43,982
Magenta Therapeutics, Inc.*	986	14,455
MannKind Corp.*(b)	11,190	12,980
MediciNova, Inc.*(b)	2,730	27,082
MeiraGTx Holdings plc*	823	18,114
Mersana Therapeutics, Inc.*	862	3,732
Minerva Neurosciences, Inc.*	2,096	10,920
Miragen Therapeutics, Inc.*(b)	1,781	4,221
Mirati Therapeutics, Inc.*	1,468	99,516
Molecular Templates, Inc.*	834	6,722
Momenta Pharmaceuticals, Inc.*	6,669	77,560
Mustang Bio, Inc.*	1,106	3,794
Myriad Genetics, Inc.*	4,709	116,642
NantKwest, Inc.*(b)	1,931	1,989
Natera, Inc.*	2,286	52,349
Neon Therapeutics, Inc.*(b)	1,001	4,885
NewLink Genetics Corp.*	1,993	3,508
Novavax, Inc.*(b)	1,304	7,407
Nymox Pharmaceutical Corp.*	2,218	3,527
OPKO Health, Inc.*	22,032	39,437
Organovo Holdings, Inc.*	8,230	4,551
Ovid therapeutics, Inc.*	902	1,443
Palatin Technologies, Inc.*	13,880	18,599
PDL BioPharma, Inc.*	9,818	27,687
Pfenex, Inc.*	1,949	12,688
Pieris Pharmaceuticals, Inc.*	3,556	14,722
PolarityTE, Inc.*	696	4,364
Portola Pharmaceuticals, Inc.*(b)	4,459	124,361
Principia Biopharma, Inc.*	392	11,470
Progenics Pharmaceuticals, Inc.*	5,778	24,210
Proteostasis Therapeutics, Inc.*(b)	2,348	2,306
Prothena Corp. plc*	2,751	25,639
PTC Therapeutics, Inc.*	3,523	141,272
Puma Biotechnology, Inc.*	1,994	29,491
Ra Pharmaceuticals, Inc.*	1,288	27,859
Radius Health, Inc.*	2,772	57,630
Recro Pharma, Inc.*	1,252	11,969
REGENXBIO, Inc.*	2,197	94,515
Repligen Corp.*	2,677	185,971
Replimune Group, Inc.*	804	10,870
Retrophin, Inc.*	2,828	52,403
Rhythm Pharmaceuticals, Inc.*	1,043	26,273
Rigel Pharmaceuticals, Inc.*	11,499	24,493
Rocket Pharmaceuticals, Inc.*	1,625	26,536
Rubius Therapeutics, Inc.*(b)	2,334	33,750
Sangamo Therapeutics, Inc.*	6,945	60,769
Savara, Inc.*	1,963	21,279
Scholar Rock Holding Corp.*(b)	1,020	18,707
Selecta Biosciences, Inc.*	2,342	4,661
Seres Therapeutics, Inc.*(b)	1,410	4,808
Solid Biosciences, Inc.*(b)	834	4,612
Sorrento Therapeutics, Inc.*(b)	7,843	22,039
Spark Therapeutics, Inc.*	2,154	234,786
Spectrum Pharmaceuticals, Inc.*	6,905	50,821
Spero Therapeutics, Inc.*	546	6,148
Spring Bank Pharmaceuticals, Inc.*(b)	949	5,324
Stemline Therapeutics, Inc.*	2,620	34,401
Surface Oncology, Inc.*	774	2,825
Sutro Biopharma, Inc.*	438	5,015
Syndax Pharmaceuticals, Inc.*	1,021	7,453
Synlogic, Inc.*	1,055	7,860
Synthorx, Inc.*(b)	501	7,189
Syros Pharmaceuticals, Inc.*	1,732	10,219
T2 Biosystems, Inc.*(b)	2,127	4,148
TG Therapeutics, Inc.*(b)	4,301	26,967

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Tocagen, Inc.*	1,407	7,162
Translate Bio, Inc.*(b)	2,023	21,201
Twist Bioscience Corp.*	362	9,343
Tyme Technologies, Inc.*(b)	7,121	8,332
Ultragenyx Pharmaceutical, Inc.*	3,600	197,748
UNITY Biotechnology, Inc.*(b)	1,704	13,905
Unum Therapeutics, Inc.*(b)	1,320	4,118
Vanda Pharmaceuticals, Inc.*	3,516	51,615
Veracyte, Inc.*	1,938	43,915
Verastem, Inc.*(b)	4,707	6,213
Vericel Corp.*	2,986	46,731
Viking Therapeutics, Inc.*(b)	4,184	32,175
Voyager Therapeutics, Inc.*	1,470	32,061
X4 Pharmaceuticals, Inc.*	61	938
Xencor, Inc.*	3,201	98,719
XOMA Corp.*	436	8,162
Y-mAbs Therapeutics, Inc.*	477	9,716
Zafgen, Inc.*	2,088	3,821
ZIOPHARM Oncology, Inc.*(b)	9,011	38,567
		8,537,193
Building Products - 1.0%
AAON, Inc.	2,827	128,318
Advanced Drainage Systems, Inc.	2,480	71,126
American Woodmark Corp.*	954	69,155
Apogee Enterprises, Inc.	1,830	66,337
Armstrong Flooring, Inc.*	1,456	15,346
Builders FirstSource, Inc.*	7,741	108,993
Caesarstone Ltd.	1,570	21,776
Continental Building Products, Inc.*	2,546	58,100
Cornerstone Building Brands, Inc.*	2,919	12,814
CSW Industrials, Inc.	1,020	65,209
Gibraltar Industries, Inc.*	2,188	78,112
Griffon Corp.	2,423	34,843
Insteel Industries, Inc.	1,248	22,813
JELD-WEN Holding, Inc.*	4,657	87,971
Masonite International Corp.*	1,804	85,780
Patrick Industries, Inc.*	1,581	64,489
PGT Innovations, Inc.*	3,879	58,030
Quanex Building Products Corp.	2,284	35,425
Simpson Manufacturing Co., Inc.	2,839	172,725
Trex Co., Inc.*	4,049	242,211
Universal Forest Products, Inc.	4,108	132,483
		1,632,056
Capital Markets - 1.0%
Artisan Partners Asset Management, Inc., Class A	3,292	77,856
Ashford, Inc.*	46	2,048
Associated Capital Group, Inc., Class A(b)	159	5,932
B. Riley Financial, Inc.	1,425	28,258
BlackRock Capital Investment Corp.	2	12
Blucora, Inc.*	3,259	100,931
BrightSphere Investment Group plc	5,513	59,210
Cohen & Steers, Inc.	1,528	78,264
Cowen, Inc.*	1,896	28,724
Diamond Hill Investment Group, Inc.	224	32,144
Donnelley Financial Solutions, Inc.*	2,306	28,433
Federated Investors, Inc., Class B	6,635	202,567
Focus Financial Partners, Inc., Class A*	1,807	50,686
GAIN Capital Holdings, Inc.(b)	1,853	7,208
GAMCO Investors, Inc., Class A	325	5,541
Greenhill & Co., Inc.	1,212	18,144
Hamilton Lane, Inc., Class A	1,143	56,190
Hercules Capital, Inc.	6	77
Houlihan Lokey, Inc.	2,319	104,842
INTL. FCStone, Inc.*	1,062	36,915
Ladenburg Thalmann Financial Services, Inc.	6,972	22,310
Moelis & Co., Class A	3,054	97,056
Oppenheimer Holdings, Inc., Class A	661	16,287
Piper Jaffray Cos.	982	69,545
PJT Partners, Inc., Class A	1,365	50,369
Prospect Capital Corp.	3	19
Pzena Investment Management, Inc., Class A	1,184	10,467
Safeguard Scientifics, Inc.*	1,321	15,865
Siebert Financial Corp.*	508	4,516
Silvercrest Asset Management Group, Inc., Class A	570	7,610
Stifel Financial Corp.	4,754	254,981
Value Line, Inc.	73	1,780
Virtus Investment Partners, Inc.	460	46,731
Waddell & Reed Financial, Inc., Class A	5,130	82,850
Westwood Holdings Group, Inc.	560	16,391
WisdomTree Investments, Inc.	8,011	48,146
		1,668,905
Chemicals - 1.5%
Advanced Emissions Solutions, Inc.(b)	1,266	15,027
AdvanSix, Inc.*	2,056	50,125
AgroFresh Solutions, Inc.*(b)	2,160	5,206
American Vanguard Corp.	1,995	26,494
Amyris, Inc.*(b)	2,258	7,655
Balchem Corp.	2,197	199,246
Chase Corp.	496	50,438
Ferro Corp.*	5,699	77,164
Flotek Industries, Inc.*	3,769	11,458
FutureFuel Corp.	1,768	18,352
GCP Applied Technologies, Inc.*	4,926	128,864
Hawkins, Inc.	663	23,576
HB Fuller Co.	3,469	136,783
Ingevity Corp.*	2,905	254,768
Innophos Holdings, Inc.	1,334	35,471
Innospec, Inc.	1,660	133,979
Intrepid Potash, Inc.*	6,542	20,673
Koppers Holdings, Inc.*	1,370	36,524
Kraton Corp.*	2,123	51,950
Kronos Worldwide, Inc.	1,553	19,583
Livent Corp.*	10,234	64,679
LSB Industries, Inc.*	1,478	4,951
Marrone Bio Innovations, Inc.*(b)	3,736	5,753
Minerals Technologies, Inc.	2,424	126,000
OMNOVA Solutions, Inc.*	3,000	17,010
PolyOne Corp.	5,472	137,511
PQ Group Holdings, Inc.*	2,507	37,981
Quaker Chemical Corp.	895	161,870
Rayonier Advanced Materials, Inc.	3,471	22,666
Sensient Technologies Corp.	2,916	197,413
Stepan Co.	1,389	117,871
Trecora Resources*	1,420	13,462
Tredegar Corp.	1,772	27,625

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Trinseo SA	2,935	108,125
Tronox Holdings plc, Class A	6,413	59,449
Valhi, Inc.	1,730	3,460
		2,409,162
Commercial Services & Supplies - 2.1%
ABM Industries, Inc.	4,534	164,358
ACCO Brands Corp.	6,971	51,237
Advanced Disposal Services, Inc.*	4,964	159,543
Brady Corp., Class A	3,264	151,123
BrightView Holdings, Inc.*	2,053	34,306
Brink’s Co. (The)	3,444	265,188
Casella Waste Systems, Inc., Class A*	2,984	115,540
CECO Environmental Corp.*	2,077	18,381
Charah Solutions, Inc.*	585	2,726
Cimpress NV*	1,510	132,125
CompX International, Inc.	112	1,718
Covanta Holding Corp.	8,054	135,790
Deluxe Corp.	3,168	117,850
Ennis, Inc.	1,756	32,521
Healthcare Services Group, Inc.	5,076	160,452
Heritage-Crystal Clean, Inc.*	1,015	25,375
Herman Miller, Inc.	4,025	142,847
HNI Corp.	2,973	98,585
Interface, Inc.	4,046	58,546
Kimball International, Inc., Class B	2,452	37,859
Knoll, Inc.	3,317	65,146
LSC Communications, Inc.	2,245	10,888
Matthews International Corp., Class A	2,137	72,722
McGrath RentCorp	1,651	92,836
Mobile Mini, Inc.	3,044	93,359
MSA Safety, Inc.	2,336	232,152
Multi-Color Corp.	950	47,253
NL Industries, Inc.*	572	1,870
PICO Holdings, Inc.*	1,344	14,152
Pitney Bowes, Inc.	12,890	47,049
Quad/Graphics, Inc.	2,140	17,912
RR Donnelley & Sons Co.	4,838	10,740
SP Plus Corp.*	1,551	48,128
Steelcase, Inc., Class A	5,876	94,251
Team, Inc.*	2,027	29,432
Tetra Tech, Inc.	3,796	256,306
UniFirst Corp.	1,045	165,925
US Ecology, Inc.	1,501	89,340
Viad Corp.	1,394	87,599
VSE Corp.	594	14,321
		3,397,451
Communications Equipment - 1.3%
Acacia Communications, Inc.*	1,874	87,328
ADTRAN, Inc.	3,281	51,446
Aerohive Networks, Inc.*	2,274	7,732
Applied Optoelectronics, Inc.*(b)	1,300	11,258
CalAmp Corp.*	2,284	23,206
Calix, Inc.*	3,063	18,531
Casa Systems, Inc.*	1,778	9,992
Ciena Corp.*	9,818	343,041
Clearfield, Inc.*	769	10,220
Comtech Telecommunications Corp.	1,595	33,734
DASAN Zhone Solutions, Inc.*	402	5,258
Digi International, Inc.*	1,875	20,419
Extreme Networks, Inc.*	7,920	44,590
Finisar Corp.*	8,038	168,637
Harmonic, Inc.*	5,824	30,401
Infinera Corp.*	10,332	32,133
InterDigital, Inc.	2,309	146,668
KVH Industries, Inc.*	1,123	10,433
Lumentum Holdings, Inc.*	5,211	210,889
NETGEAR, Inc.*	2,140	53,928
NetScout Systems, Inc.*	5,137	125,908
Plantronics, Inc.	2,272	93,311
Quantenna Communications, Inc.*	2,344	56,865
Ribbon Communications, Inc.*	3,694	15,773
ViaSat, Inc.*	3,794	330,192
Viavi Solutions, Inc.*	15,575	187,679
		2,129,572
Construction & Engineering - 0.8%
Aegion Corp.*	2,197	31,637
Ameresco, Inc., Class A*	1,296	18,792
Argan, Inc.	1,003	46,068
Comfort Systems USA, Inc.	2,509	118,375
Dycom Industries, Inc.*	2,069	107,940
EMCOR Group, Inc.	3,921	315,876
Granite Construction, Inc.	3,011	121,012
Great Lakes Dredge & Dock Corp.*	3,909	41,592
HC2 Holdings, Inc.*	2,914	6,731
IES Holdings, Inc.*	571	10,232
Infrastructure and Energy Alternatives, Inc.*	1,174	3,264
MasTec, Inc.*	4,344	201,952
MYR Group, Inc.*	1,102	35,584
Northwest Pipe Co.*	654	15,199
NV5 Global, Inc.*	643	49,993
Orion Group Holdings, Inc.*	1,927	4,760
Primoris Services Corp.	2,864	52,239
Sterling Construction Co., Inc.*	1,826	21,802
Tutor Perini Corp.*	2,564	37,280
WillScot Corp.*	2,646	35,933
		1,276,261
Construction Materials - 0.1%
Forterra, Inc.*	1,293	6,181
Summit Materials, Inc., Class A*	7,682	107,394
United States Lime & Minerals, Inc.	138	11,269
US Concrete, Inc.*	1,101	51,274
		176,118
Consumer Finance - 0.6%
Curo Group Holdings Corp.*	803	7,524
Elevate Credit, Inc.*	1,411	6,011
Encore Capital Group, Inc.*	1,782	61,194
Enova International, Inc.*	2,260	48,251
EZCORP, Inc., Class A*	3,496	30,695
FirstCash, Inc.	2,926	277,151
Green Dot Corp., Class A*	3,309	153,570
LendingClub Corp.*	21,996	65,988
Nelnet, Inc., Class A	1,275	75,544
PRA Group, Inc.*	3,056	84,376
Regional Management Corp.*	639	15,764
World Acceptance Corp.*	421	55,694
		881,762
Containers & Packaging - 0.1%
Greif, Inc., Class A	1,752	62,091
Greif, Inc., Class B	382	16,827
Myers Industries, Inc.	2,412	40,811
UFP Technologies, Inc.*	453	16,725
		136,454

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Distributors - 0.1%
Core-Mark Holding Co., Inc.	3,128	115,361
Funko, Inc., Class A*(b)	763	15,840
Weyco Group, Inc.	418	10,458
		141,659
Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc.*	3,935	172,982
American Public Education, Inc.*	1,098	30,722
Career Education Corp.*	4,656	87,393
Carriage Services, Inc.	1,206	21,973
Chegg, Inc.*	7,429	278,290
Houghton Mifflin Harcourt Co.*	7,089	39,982
K12, Inc.*	2,561	78,290
Laureate Education, Inc., Class A*	6,494	104,294
Regis Corp.*	2,115	39,423
Sotheby’s*	2,284	76,994
Strategic Education, Inc.	1,431	251,842
Weight Watchers International, Inc.*	2,640	45,646
		1,227,831
Diversified Financial Services - 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E	2,096	41,815
Cannae Holdings, Inc.*	4,722	120,080
FGL Holdings	10,040	79,818
Marlin Business Services Corp.	595	13,269
On Deck Capital, Inc.*	3,535	14,211
		269,193
Diversified Telecommunication Services - 0.5%
ATN International, Inc.	715	41,828
Cincinnati Bell, Inc.*	3,141	20,102
Cogent Communications Holdings, Inc.	2,870	167,895
Consolidated Communications Holdings, Inc.(b)	4,806	19,224
Frontier Communications Corp.*(b)	7,147	13,436
Intelsat SA*	3,817	68,897
Iridium Communications, Inc.*	6,576	140,924
Ooma, Inc.*	1,290	14,900
ORBCOMM, Inc.*	5,011	33,473
pdvWireless, Inc.*	651	31,736
Vonage Holdings Corp.*	15,148	179,352
		731,767
Electric Utilities - 1.0%
ALLETE, Inc.	3,530	289,072
El Paso Electric Co.	2,775	161,505
IDACORP, Inc.	3,460	346,934
MGE Energy, Inc.	2,392	158,446
Otter Tail Corp.	2,700	134,109
PNM Resources, Inc.	5,453	256,891
Portland General Electric Co.	6,129	323,979
Spark Energy, Inc., Class A(b)	789	7,732
		1,678,668
Electrical Equipment - 0.6%
Allied Motion Technologies, Inc.	479	15,553
Atkore International Group, Inc.*	2,674	62,545
AZZ, Inc.	1,773	74,608
Babcock & Wilcox Enterprises, Inc.*(b)	2,195	944
Encore Wire Corp.	1,395	69,624
Energous Corp.*(b)	1,636	6,740
EnerSys	2,963	166,609
Enphase Energy, Inc.*(b)	5,925	89,882
FuelCell Energy, Inc.*	564	671
Generac Holdings, Inc.*	4,155	229,148
Plug Power, Inc.*(b)	14,643	37,486
Powell Industries, Inc.	606	20,859
Preformed Line Products Co.	210	9,872
Sunrun, Inc.*	6,622	103,701
Thermon Group Holdings, Inc.*	2,219	48,774
TPI Composites, Inc.*	1,010	21,059
Vicor Corp.*	1,196	36,251
Vivint Solar, Inc.*(b)	2,712	17,682
		1,012,008
Electronic Equipment, Instruments & Components - 2.0%
Anixter International, Inc.*	2,019	107,734
Arlo Technologies, Inc.*	5,049	17,318
AVX Corp.	3,197	47,284
Badger Meter, Inc.	1,956	103,277
Bel Fuse, Inc., Class B	676	11,681
Belden, Inc.	2,768	141,722
Benchmark Electronics, Inc.	3,007	66,425
Control4 Corp.*	1,817	42,990
CTS Corp.	2,241	59,297
Daktronics, Inc.	2,463	15,295
ePlus, Inc.*	916	64,724
Fabrinet*	2,469	105,278
FARO Technologies, Inc.*	1,172	51,685
Fitbit, Inc., Class A*	14,654	67,848
II-VI, Inc.*	4,304	135,275
Insight Enterprises, Inc.*	2,407	123,912
Iteris, Inc.*	1,741	9,297
Itron, Inc.*	2,322	131,541
KEMET Corp.	3,864	61,438
Kimball Electronics, Inc.*	1,698	24,196
Knowles Corp.*	5,985	94,144
Methode Electronics, Inc.	2,468	60,787
MTS Systems Corp.	1,224	66,414
Napco Security Technologies, Inc.*	801	21,403
nLight, Inc.*	1,556	29,082
Novanta, Inc.*	2,244	179,565
OSI Systems, Inc.*	1,151	119,232
PAR Technology Corp.*(b)	779	21,898
Park Electrochemical Corp.	1,318	19,691
PC Connection, Inc.	782	24,821
Plexus Corp.*	2,100	104,013
Rogers Corp.*	1,257	173,453
Sanmina Corp.*	4,644	123,484
ScanSource, Inc.*	1,725	50,387
SYNNEX Corp.	2,848	246,950
Tech Data Corp.*	2,552	231,339
TTM Technologies, Inc.*	6,427	54,822
Vishay Intertechnology, Inc.	9,079	138,364
Vishay Precision Group, Inc.*	708	25,361
		3,173,427
Energy Equipment & Services - 0.9%
Archrock, Inc.	8,711	77,267
Basic Energy Services, Inc.*	1,314	2,510
C&J Energy Services, Inc.*	4,349	51,492
Cactus, Inc., Class A*	2,602	84,695
CARBO Ceramics, Inc.*	1,411	2,032
Covia Holdings Corp.*	2,128	6,192
Dawson Geophysical Co.*	1,446	3,239
Diamond Offshore Drilling, Inc.*(b)	4,440	34,943
DMC Global, Inc.	978	66,152
Dril-Quip, Inc.*	2,447	100,939

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Era Group, Inc.*	1,383	10,165
Exterran Corp.*	2,219	30,622
Forum Energy Technologies, Inc.*	5,551	21,205
Frank’s International NV*	5,014	28,530
FTS International, Inc.*	2,229	13,708
Helix Energy Solutions Group, Inc.*	9,640	65,166
Independence Contract Drilling, Inc.*	3,338	6,643
ION Geophysical Corp.*	728	4,943
Keane Group, Inc.*	3,504	25,719
Key Energy Services, Inc.*	700	1,190
KLX Energy Services Holdings, Inc.*	1,378	27,147
Liberty Oilfield Services, Inc., Class A(b)	3,035	38,696
Mammoth Energy Services, Inc.	857	8,998
Matrix Service Co.*	1,813	32,815
McDermott International, Inc.*	12,291	74,238
Natural Gas Services Group, Inc.*	855	13,022
NCS Multistage Holdings, Inc.*	670	1,789
Newpark Resources, Inc.*	6,107	42,688
Nine Energy Service, Inc.*	1,017	17,187
Noble Corp. plc*	16,898	32,782
Nuverra Environmental Solutions, Inc.*	116	448
Oceaneering International, Inc.*	6,774	111,094
Oil States International, Inc.*	4,084	67,958
Pioneer Energy Services Corp.*	5,224	1,645
Profire Energy, Inc.*	1,638	2,457
ProPetro Holding Corp.*	4,856	94,303
Quintana Energy Services, Inc.*	427	1,131
RigNet, Inc.*	962	8,023
SEACOR Holdings, Inc.*	1,172	48,767
SEACOR Marine Holdings, Inc.*	1,131	15,574
Select Energy Services, Inc., Class A*	3,144	33,641
Smart Sand, Inc.*(b)	1,524	5,075
Solaris Oilfield Infrastructure, Inc., Class A	1,836	26,126
Superior Energy Services, Inc.*	10,506	17,020
TETRA Technologies, Inc.*	8,339	12,842
Tidewater, Inc.*	2,042	43,515
US Silica Holdings, Inc.	5,365	55,689
		1,472,022
Entertainment - 0.4%
AMC Entertainment Holdings, Inc., Class A	3,559	42,637
Eros International plc*	2,352	18,181
Glu Mobile, Inc.*	7,721	61,614
IMAX Corp.*	3,673	79,924
Liberty Media Corp.-Liberty Braves, Class A*	682	18,100
Liberty Media Corp.-Liberty Braves, Class C*	2,442	64,982
LiveXLive Media, Inc.*(b)	2,017	7,624
Marcus Corp. (The)	1,371	47,930
Reading International, Inc., Class A*	1,150	15,168
Rosetta Stone, Inc.*	1,365	33,661
World Wrestling Entertainment, Inc., Class A	2,948	214,438
		604,259
Equity Real Estate Investment Trusts (REITs) - 5.9%
Acadia Realty Trust	5,518	150,917
Agree Realty Corp.	2,296	153,717
Alexander & Baldwin, Inc.	4,678	107,921
Alexander’s, Inc.	146	53,728
American Assets Trust, Inc.	2,636	119,648
Americold Realty Trust	10,816	338,541
Armada Hoffler Properties, Inc.	3,381	55,786
Ashford Hospitality Trust, Inc.	5,962	26,590
Bluerock Residential Growth REIT, Inc.	1,638	18,739
Braemar Hotels & Resorts, Inc.	2,004	20,922
BRT Apartments Corp.	667	8,417
CareTrust REIT, Inc.	5,703	138,640
CatchMark Timber Trust, Inc., Class A	3,365	31,665
CBL & Associates Properties, Inc.(b)	11,601	9,447
Cedar Realty Trust, Inc.	6,060	17,150
Chatham Lodging Trust	3,142	59,824
Chesapeake Lodging Trust	4,064	116,921
City Office REIT, Inc.	2,661	31,373
Clipper Realty, Inc.	1,018	13,000
Community Healthcare Trust, Inc.	1,217	47,621
CoreCivic, Inc.	8,138	178,222
CorEnergy Infrastructure Trust, Inc.(b)	815	31,467
CorePoint Lodging, Inc.	2,834	34,348
Cousins Properties, Inc.	28,811	260,740
DiamondRock Hospitality Co.	14,203	140,752
Easterly Government Properties, Inc.	4,147	76,346
EastGroup Properties, Inc.	2,410	267,510
Essential Properties Realty Trust, Inc.	2,439	51,853
Farmland Partners, Inc.(b)	2,064	12,776
First Industrial Realty Trust, Inc.	8,535	296,250
Four Corners Property Trust, Inc.	4,640	133,446
Franklin Street Properties Corp.	7,143	51,715
Front Yard Residential Corp.	3,379	38,656
GEO Group, Inc. (The)	8,234	180,572
Getty Realty Corp.	2,244	69,474
Gladstone Commercial Corp.	1,965	41,403
Gladstone Land Corp.(b)	991	12,288
Global Medical REIT, Inc.	1,548	16,502
Global Net Lease, Inc.	5,247	96,597
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,076	105,609
Healthcare Realty Trust, Inc.	8,495	273,879
Hersha Hospitality Trust	2,440	41,602
Independence Realty Trust, Inc.	6,110	67,088
Industrial Logistics Properties Trust	4,427	83,493
Innovative Industrial Properties, Inc.(b)	634	53,275
Investors Real Estate Trust	821	47,528
iStar, Inc.	4,458	49,083
Jernigan Capital, Inc.	1,297	27,393
Kite Realty Group Trust	5,669	86,169
Lexington Realty Trust	14,534	133,277
LTC Properties, Inc.	2,696	120,646
Mack-Cali Realty Corp.	6,198	140,819
Monmouth Real Estate Investment Corp.	6,110	85,173
National Health Investors, Inc.	2,801	220,019

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
National Storage Affiliates Trust	3,879	115,555
New Senior Investment Group, Inc.	5,113	33,695
NexPoint Residential Trust, Inc.	1,280	51,302
NorthStar Realty Europe Corp.	3,060	50,398
Office Properties Income Trust	3,265	78,066
One Liberty Properties, Inc.	1,039	29,653
Pebblebrook Hotel Trust	8,895	247,548
Pennsylvania REIT(b)	4,713	30,210
Physicians Realty Trust	12,515	229,150
Piedmont Office Realty Trust, Inc., Class A	8,646	175,773
PotlatchDeltic Corp.	4,541	152,805
Preferred Apartment Communities, Inc., Class A	2,805	44,038
PS Business Parks, Inc.	1,364	219,495
QTS Realty Trust, Inc., Class A	3,491	161,179
Retail Opportunity Investments Corp.	7,695	128,814
Rexford Industrial Realty, Inc.	6,323	239,009
RLJ Lodging Trust	11,914	204,563
RPT Realty	5,434	66,132
Ryman Hospitality Properties, Inc.	3,064	244,967
Sabra Health Care REIT, Inc.	12,189	235,126
Safehold, Inc.	541	14,764
Saul Centers, Inc.	809	43,435
Seritage Growth Properties, Class A(b)	2,238	93,593
Spirit MTA REIT	2,949	20,731
STAG Industrial, Inc.	6,704	195,623
Summit Hotel Properties, Inc.	7,085	80,982
Sunstone Hotel Investors, Inc.	15,635	209,822
Tanger Factory Outlet Centers, Inc.	6,296	106,780
Terreno Realty Corp.	4,115	188,097
Tier REIT, Inc.	3,674	98,904
UMH Properties, Inc.	2,313	30,786
Universal Health Realty Income Trust	878	71,970
Urban Edge Properties	7,495	129,289
Urstadt Biddle Properties, Inc., Class A	2,025	44,307
Washington Prime Group, Inc.	12,805	52,500
Washington REIT	5,482	145,876
Whitestone REIT	2,616	33,145
Xenia Hotels & Resorts, Inc.	7,720	161,425
		9,506,044
Food & Staples Retailing - 0.5%
Andersons, Inc. (The)	1,864	50,645
BJ’s Wholesale Club Holdings, Inc.*	8,740	218,325
Chefs’ Warehouse, Inc. (The)*	1,489	47,157
Ingles Markets, Inc., Class A	966	28,797
Natural Grocers by Vitamin Cottage, Inc.*	617	6,337
Performance Food Group Co.*	6,979	274,624
PriceSmart, Inc.	1,514	73,580
Rite Aid Corp.*(b)	3,646	27,928
Smart & Final Stores, Inc.*	1,579	10,279
SpartanNash Co.	2,440	28,158
United Natural Foods, Inc.*	3,514	35,667
Village Super Market, Inc., Class A	563	14,908
Weis Markets, Inc.	654	24,721
		841,126
Food Products - 0.9%
Alico, Inc.	204	5,257
B&G Foods, Inc.(b)	4,502	98,819
Calavo Growers, Inc.	1,087	95,058
Cal-Maine Foods, Inc.	2,136	79,075
Darling Ingredients, Inc.*	11,228	212,209
Dean Foods Co.	6,248	6,873
Farmer Brothers Co.*	688	12,604
Fresh Del Monte Produce, Inc.	2,085	52,167
Freshpet, Inc.*	1,798	83,553
Hostess Brands, Inc.*	6,762	90,543
J&J Snack Foods Corp.	1,029	165,515
John B Sanfilippo & Son, Inc.	588	45,070
Lancaster Colony Corp.	1,295	186,260
Landec Corp.*	1,675	16,616
Limoneira Co.	1,018	19,291
Sanderson Farms, Inc.	1,357	185,516
Seneca Foods Corp., Class A*	487	12,029
Simply Good Foods Co. (The)*	4,184	89,914
Tootsie Roll Industries, Inc.(b)	1,151	43,706
		1,500,075
Gas Utilities - 1.0%
Chesapeake Utilities Corp.	1,084	98,405
New Jersey Resources Corp.	5,977	283,609
Northwest Natural Holding Co.	1,961	134,956
ONE Gas, Inc.	3,571	312,677
RGC Resources, Inc.	507	13,805
South Jersey Industries, Inc.	6,344	200,153
Southwest Gas Holdings, Inc.	3,626	308,718
Spire, Inc.	3,377	281,372
		1,633,695
Health Care Equipment & Supplies - 2.9%
Accuray, Inc.*	5,877	21,804
AngioDynamics, Inc.*	2,495	46,881
Antares Pharma, Inc.*	9,888	27,588
AtriCure, Inc.*	2,525	73,983
Atrion Corp.	99	87,438
Avanos Medical, Inc.*	3,212	121,028
Axogen, Inc.*	2,322	48,599
Axonics Modulation Technologies, Inc.*	476	15,641
Cardiovascular Systems, Inc.*	2,321	90,403
Cerus Corp.*	9,218	43,232
CONMED Corp.	1,727	138,989
CryoLife, Inc.*	2,436	70,035
CryoPort, Inc.*(b)	1,871	31,283
Cutera, Inc.*	931	15,687
CytoSorbents Corp.*(b)	2,037	12,854
ElectroCore, Inc.*	833	1,424
Endologix, Inc.*	701	4,935
FONAR Corp.*	427	8,198
GenMark Diagnostics, Inc.*	3,551	23,756
Glaukos Corp.*	2,333	150,432
Globus Medical, Inc., Class A*	5,091	200,076
Haemonetics Corp.*	3,512	340,629
Helius Medical Technologies, Inc.*(b)	1,223	3,192
Heska Corp.*	464	32,526
Inogen, Inc.*	1,225	78,976
Integer Holdings Corp.*	2,132	149,453
IntriCon Corp.*	521	13,593
Invacare Corp.	2,257	13,384
iRadimed Corp.*(b)	246	5,134
iRhythm Technologies, Inc.*	1,652	113,096
Lantheus Holdings, Inc.*	2,544	61,031
LeMaitre Vascular, Inc.	1,094	28,236

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
LivaNova plc*	3,336	239,858
Meridian Bioscience, Inc.	2,845	32,149
Merit Medical Systems, Inc.*	3,651	188,501
Mesa Laboratories, Inc.	231	57,676
Natus Medical, Inc.*	2,239	55,751
Neogen Corp.*	3,444	194,069
Neuronetics, Inc.*(b)	873	10,057
Nevro Corp.*	1,993	117,806
Novocure Ltd.*	5,040	267,725
NuVasive, Inc.*	3,522	204,135
Nuvectra Corp.*	1,185	4,491
OraSure Technologies, Inc.*	4,122	34,213
Orthofix Medical, Inc.*	1,197	59,048
OrthoPediatrics Corp.*	539	20,940
Oxford Immunotec Global plc*	1,770	25,877
Pulse Biosciences, Inc.*(b)	728	8,685
Quidel Corp.*	2,342	129,513
Rockwell Medical, Inc.*(b)	3,254	14,968
RTI Surgical Holdings, Inc.*	3,824	16,176
SeaSpine Holdings Corp.*	1,015	13,834
Senseonics Holdings, Inc.*(b)	5,836	11,555
SI-BONE, Inc.*	578	9,705
Sientra, Inc.*(b)	1,613	9,388
STAAR Surgical Co.*	3,010	69,742
Surmodics, Inc.*	903	36,626
Tactile Systems Technology, Inc.*	1,204	57,828
Tandem Diabetes Care, Inc.*	3,493	239,480
TransEnterix, Inc.*(b)	11,318	15,166
Utah Medical Products, Inc.	234	18,662
Vapotherm, Inc.*	318	5,349
Varex Imaging Corp.*	2,616	69,795
ViewRay, Inc.*	4,325	36,330
Wright Medical Group NV*	8,517	261,642
		4,610,256
Health Care Providers & Services - 1.5%
AAC Holdings, Inc.*(b)	902	812
Addus HomeCare Corp.*	664	45,404
Amedisys, Inc.*	1,831	205,640
American Renal Associates Holdings, Inc.*	896	5,815
AMN Healthcare Services, Inc.*	3,168	153,458
Apollo Medical Holdings, Inc.*	232	4,139
BioScrip, Inc.*	8,667	17,941
BioTelemetry, Inc.*	2,258	108,068
Brookdale Senior Living, Inc.*	12,807	79,147
Capital Senior Living Corp.*	1,685	7,060
Community Health Systems, Inc.*	5,867	15,606
CorVel Corp.*	614	45,424
Cross Country Healthcare, Inc.*	2,430	17,277
Diplomat Pharmacy, Inc.*	3,888	17,963
Ensign Group, Inc. (The)	3,411	181,670
Enzo Biochem, Inc.*	3,016	9,712
Genesis Healthcare, Inc.*	3,911	4,419
Guardant Health, Inc.*	994	76,419
HealthEquity, Inc.*	3,710	242,486
LHC Group, Inc.*	2,020	228,826
Magellan Health, Inc.*	1,660	109,610
National HealthCare Corp.	830	64,466
National Research Corp.	756	38,548
Owens & Minor, Inc.	4,184	11,255
Patterson Cos., Inc.	5,617	118,069
PetIQ, Inc.*	1,080	28,328
Providence Service Corp. (The)*	764	49,416
Quorum Health Corp.*	2,048	3,604
R1 RCM, Inc.*	7,050	82,767
RadNet, Inc.*	2,750	33,220
Select Medical Holdings Corp.*	7,427	104,349
Surgery Partners, Inc.*	1,275	10,927
Tenet Healthcare Corp.*	5,733	114,431
Tivity Health, Inc.*	3,251	59,493
Triple-S Management Corp., Class B*	1,489	36,480
US Physical Therapy, Inc.	854	95,400
		2,427,649
Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc.*	11,937	116,147
Castlight Health, Inc., Class B*	5,379	17,589
Computer Programs & Systems, Inc.	788	20,338
Evolent Health, Inc., Class A*	4,668	49,668
HealthStream, Inc.*	1,774	44,350
HMS Holdings Corp.*	5,676	172,721
Inovalon Holdings, Inc., Class A*	4,718	65,061
Inspire Medical Systems, Inc.*	1,013	57,204
Medidata Solutions, Inc.*	3,956	360,590
NantHealth, Inc.*(b)	1,400	755
NextGen Healthcare, Inc.*	3,696	71,148
Omnicell, Inc.*	2,654	210,860
Simulations Plus, Inc.	787	19,730
Tabula Rasa HealthCare, Inc.*	1,213	54,791
Teladoc Health, Inc.*	4,592	266,887
Vocera Communications, Inc.*	2,067	66,888
		1,594,727
Hotels, Restaurants & Leisure - 2.5%
BBX Capital Corp.	4,495	18,384
Biglari Holdings, Inc., Class A*	7	3,426
Biglari Holdings, Inc., Class B*	63	5,708
BJ’s Restaurants, Inc.	1,434	60,070
Bloomin’ Brands, Inc.	5,683	109,739
Bluegreen Vacations Corp.	511	3,996
Boyd Gaming Corp.	5,642	134,957
Brinker International, Inc.	2,571	96,592
Carrols Restaurant Group, Inc.*	2,379	20,269
Century Casinos, Inc.*	1,851	16,178
Cheesecake Factory, Inc. (The)	2,897	125,295
Churchill Downs, Inc.	2,420	238,564
Chuy’s Holdings, Inc.*	1,147	25,372
Cracker Barrel Old Country Store, Inc.	1,319	207,202
Dave & Buster’s Entertainment, Inc.	2,657	132,159
Del Frisco’s Restaurant Group, Inc.*	2,266	15,545
Del Taco Restaurants, Inc.*	2,090	22,614
Denny’s Corp.*	4,181	82,282
Dine Brands Global, Inc.	1,148	108,394
Drive Shack, Inc.*	4,141	18,841
El Pollo Loco Holdings, Inc.*	1,485	15,563
Eldorado Resorts, Inc.*	4,510	221,757
Empire Resorts, Inc.*	254	3,101
Everi Holdings, Inc.*	4,548	50,665
Fiesta Restaurant Group, Inc.*	1,627	23,071
Golden Entertainment, Inc.*	1,272	16,409
Habit Restaurants, Inc. (The), Class A*	1,397	14,249
International Speedway Corp., Class A	1,609	72,019
J Alexander’s Holdings, Inc.*	880	9,258

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Jack in the Box, Inc.	1,764	146,765
Lindblad Expeditions Holdings, Inc.*	1,460	23,827
Marriott Vacations Worldwide Corp.	2,665	239,583
Monarch Casino & Resort, Inc.*	775	33,348
Nathan’s Famous, Inc.	195	13,182
Noodles & Co.*	959	6,934
Papa John’s International, Inc.(b)	1,521	73,723
Penn National Gaming, Inc.*	7,529	141,922
Planet Fitness, Inc., Class A*	6,060	463,408
PlayAGS, Inc.*	1,505	28,806
Potbelly Corp.*	1,530	7,696
RCI Hospitality Holdings, Inc.	620	10,081
Red Lion Hotels Corp.*	1,105	8,376
Red Robin Gourmet Burgers, Inc.*	890	22,766
Red Rock Resorts, Inc., Class A	4,762	99,431
Ruth’s Hospitality Group, Inc.	1,979	45,260
Scientific Games Corp.*	3,805	72,675
SeaWorld Entertainment, Inc.*	3,761	120,352
Shake Shack, Inc., Class A*	1,689	103,620
Speedway Motorsports, Inc.	785	14,256
Texas Roadhouse, Inc.	4,646	238,154
Town Sports International Holdings, Inc.*	992	2,549
Wingstop, Inc.	1,990	158,563
		3,946,956
Household Durables - 1.5%
Bassett Furniture Industries, Inc.	692	10,165
Beazer Homes USA, Inc.*	2,058	18,687
Cavco Industries, Inc.*	586	84,150
Century Communities, Inc.*	1,792	47,846
Ethan Allen Interiors, Inc.	1,638	34,758
Flexsteel Industries, Inc.	502	8,609
GoPro, Inc., Class A*	7,870	49,581
Green Brick Partners, Inc.*	1,680	14,599
Hamilton Beach Brands Holding Co., Class A	440	7,696
Helen of Troy Ltd.*	1,762	235,421
Hooker Furniture Corp.	792	21,249
Hovnanian Enterprises, Inc., Class A*(b)	332	3,154
Installed Building Products, Inc.*	1,487	76,491
iRobot Corp.*(b)	1,847	160,892
KB Home	5,886	147,915
La-Z-Boy, Inc.	3,199	102,976
Legacy Housing Corp.*	318	4,109
LGI Homes, Inc.*	1,267	86,409
Lifetime Brands, Inc.	807	6,295
Lovesac Co. (The)*	390	14,060
M/I Homes, Inc.*	1,854	50,763
MDC Holdings, Inc.	3,354	105,416
Meritage Homes Corp.*	2,611	130,811
New Home Co., Inc. (The)*	862	3,405
Purple Innovation, Inc.*(b)	299	1,961
Roku, Inc.*	2,968	268,307
Skyline Champion Corp.	2,287	53,493
Sonos, Inc.*	1,099	11,155
Taylor Morrison Home Corp., Class A*	7,906	157,883
TopBuild Corp.*	2,429	192,547
TRI Pointe Group, Inc.*	9,708	119,408
Tupperware Brands Corp.	3,340	62,191
Turtle Beach Corp.*(b)	560	4,659
Universal Electronics, Inc.*	923	36,357
Vuzix Corp.*(b)	1,613	3,355
William Lyon Homes, Class A*	2,189	40,584
ZAGG, Inc.*	1,836	12,228
		2,389,585
Household Products - 0.2%
Central Garden & Pet Co.*	711	20,015
Central Garden & Pet Co., Class A*	2,821	72,133
Oil-Dri Corp. of America	350	10,286
WD-40 Co.	935	146,169
		248,603
Independent Power and Renewable Electricity Producers - 0.3%
Atlantic Power Corp.*	7,434	17,321
Clearway Energy, Inc., Class A	2,385	34,177
Clearway Energy, Inc., Class C	5,040	75,600
Ormat Technologies, Inc.	2,727	161,002
Pattern Energy Group, Inc., Class A	5,540	117,504
TerraForm Power, Inc., Class A	5,010	67,635
		473,239
Industrial Conglomerates - 0.1%
Raven Industries, Inc.	2,455	80,401

Insurance - 2.3%
Ambac Financial Group, Inc.*	3,103	47,166
American Equity Investment Life Holding Co.	6,137	173,738
AMERISAFE, Inc.	1,308	77,918
Argo Group International Holdings Ltd.	2,220	156,488
Citizens, Inc.*(b)	3,388	21,717
CNO Financial Group, Inc.	11,258	176,863
Crawford & Co., Class B	755	6,282
Donegal Group, Inc., Class A	643	9,291
eHealth, Inc.*	1,502	105,981
EMC Insurance Group, Inc.	633	22,839
Employers Holdings, Inc.	2,208	91,720
Enstar Group Ltd.*	825	135,630
FBL Financial Group, Inc., Class A	678	41,738
FedNat Holding Co.	787	10,640
Genworth Financial, Inc., Class A*	34,538	100,506
Global Indemnity Ltd.	575	17,078
Goosehead Insurance, Inc., Class A	668	24,469
Greenlight Capital Re Ltd., Class A*	1,969	19,985
Hallmark Financial Services, Inc.*	893	10,529
HCI Group, Inc.	492	20,000
Health Insurance Innovations, Inc., Class A*	885	22,824
Heritage Insurance Holdings, Inc.	1,372	20,072
Horace Mann Educators Corp.	2,819	114,198
Independence Holding Co.	319	11,908
Investors Title Co.	95	14,669
James River Group Holdings Ltd.	1,777	79,254
Kemper Corp.	3,612	299,760
Kingstone Cos., Inc.	636	5,673
Kinsale Capital Group, Inc.	1,338	112,111
Maiden Holdings Ltd.	4,667	2,521
MBIA, Inc.*	6,063	53,779
National General Holdings Corp.	4,427	100,581
National Western Life Group, Inc., Class A	155	41,329
NI Holdings, Inc.*	665	11,265
Primerica, Inc.	2,956	339,526

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
ProAssurance Corp.	3,637	136,460
Protective Insurance Corp., Class B	649	11,130
RLI Corp.	2,687	230,760
Safety Insurance Group, Inc.	1,004	91,495
Selective Insurance Group, Inc.	3,976	284,880
State Auto Financial Corp.	1,144	39,113
Stewart Information Services Corp.	1,603	65,931
Third Point Reinsurance Ltd.*	5,090	51,714
Tiptree, Inc.	1,818	10,999
Trupanion, Inc.*(b)	1,761	51,650
United Fire Group, Inc.	1,441	67,641
United Insurance Holdings Corp.	1,407	18,966
Universal Insurance Holdings, Inc.	2,167	62,930
		3,623,717
Interactive Media & Services - 0.4%
Care.com, Inc.*	1,371	19,592
Cargurus, Inc.*	3,427	117,066
Cars.com, Inc.*	4,738	100,303
Liberty TripAdvisor Holdings, Inc., Class A*	4,974	52,973
Meet Group, Inc. (The)*	4,868	18,839
QuinStreet, Inc.*	3,050	46,757
Travelzoo*	319	5,426
TrueCar, Inc.*	6,455	42,087
Yelp, Inc.*	5,558	170,797
		573,840
Internet & Direct Marketing Retail - 0.7%
1-800-Flowers.com, Inc., Class A*	1,818	33,197
Duluth Holdings, Inc., Class B*(b)	566	8,462
Etsy, Inc.*	8,186	510,070
Gaia, Inc.*(b)	771	5,729
Groupon, Inc.*	30,540	107,806
Lands’ End, Inc.*	720	8,906
Leaf Group Ltd.*	1,144	8,225
Liberty Expedia Holdings, Inc., Class A*	3,731	153,829
Liquidity Services, Inc.*	1,854	10,419
Overstock.com, Inc.*(b)	1,579	15,079
PetMed Express, Inc.(b)	1,367	23,882
Quotient Technology, Inc.*	5,463	57,744
Remark Holdings, Inc.*	1,969	1,969
Shutterfly, Inc.*	2,293	108,872
Shutterstock, Inc.	1,289	49,059
Stamps.com, Inc.*	1,205	40,416
		1,143,664
IT Services - 1.8%
Brightcove, Inc.*	2,472	24,671
CACI International, Inc., Class A*	1,682	342,321
Carbonite, Inc.*	2,210	52,311
Cardtronics plc, Class A*	2,717	82,053
Cass Information Systems, Inc.	983	44,304
CSG Systems International, Inc.	2,243	100,599
Endurance International Group Holdings, Inc.*	4,808	21,396
EVERTEC, Inc.	4,174	119,627
Evo Payments, Inc., Class A*	1,696	49,930
Exela Technologies, Inc.*	3,248	7,113
ExlService Holdings, Inc.*	2,286	135,468
GTT Communications, Inc.*(b)	2,907	69,128
Hackett Group, Inc. (The)	1,650	26,548
I3 Verticals, Inc., Class A*	627	16,032
Information Services Group, Inc.*	2,339	7,274
Internap Corp.*	1,660	4,316
KBR, Inc.	9,663	214,712
Limelight Networks, Inc.*	7,591	23,380
LiveRamp Holdings, Inc.*	4,640	238,403
ManTech International Corp., Class A	1,812	111,202
MAXIMUS, Inc.	4,376	311,790
MoneyGram International, Inc.*	2,115	2,940
NIC, Inc.	4,409	70,368
Perficient, Inc.*	2,214	67,372
Perspecta, Inc.	9,739	211,434
PFSweb, Inc.*	1,041	3,904
Presidio, Inc.	2,790	36,967
PRGX Global, Inc.*	1,435	9,370
Science Applications International Corp.	3,462	265,674
ServiceSource International, Inc.*	5,401	5,617
Sykes Enterprises, Inc.*	2,708	67,050
TTEC Holdings, Inc.	970	38,490
Tucows, Inc., Class A*(b)	651	38,572
Unisys Corp.*	3,458	33,543
USA Technologies, Inc.*	3,903	26,189
Virtusa Corp.*	1,947	82,553
		2,962,621
Leisure Products - 0.3%
Acushnet Holdings Corp.	2,370	55,671
American Outdoor Brands Corp.*	3,680	30,875
Callaway Golf Co.	6,438	94,639
Clarus Corp.	1,431	18,245
Escalade, Inc.	730	8,125
Johnson Outdoors, Inc., Class A	334	24,653
Malibu Boats, Inc., Class A*	1,423	51,086
Marine Products Corp.	516	7,141
MasterCraft Boat Holdings, Inc.*	1,263	25,083
Nautilus, Inc.*	2,005	5,394
Sturm Ruger & Co., Inc.(b)	1,152	57,266
Vista Outdoor, Inc.*	3,911	29,997
YETI Holdings, Inc.*(b)	1,836	43,917
		452,092
Life Sciences Tools & Services - 0.5%
Accelerate Diagnostics, Inc.*(b)	1,785	33,754
Cambrex Corp.*	2,295	91,341
ChromaDex Corp.*(b)	2,635	10,487
Codexis, Inc.*	3,539	64,056
Fluidigm Corp.*	2,249	29,440
Harvard Bioscience, Inc.*	2,494	5,662
Luminex Corp.	2,840	59,924
Medpace Holdings, Inc.*	1,489	80,376
NanoString Technologies, Inc.*	1,782	50,680
NeoGenomics, Inc.*	5,620	122,010
Pacific Biosciences of California, Inc.*	9,467	63,429
Quanterix Corp.*	584	14,956
Syneos Health, Inc.*	4,248	175,145
		801,260
Machinery - 3.1%
Actuant Corp., Class A	4,175	92,434
Alamo Group, Inc.	660	62,654
Albany International Corp., Class A	1,968	137,898
Altra Industrial Motion Corp.	4,112	128,993
Astec Industries, Inc.	1,550	45,617
Barnes Group, Inc.	3,274	169,331
Blue Bird Corp.*	1,034	19,460
Briggs & Stratton Corp.	2,805	26,367

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Chart Industries, Inc.*	2,110	161,689
CIRCOR International, Inc.*	1,113	47,035
Columbus McKinnon Corp.	1,530	55,478
Commercial Vehicle Group, Inc.*	2,071	12,861
Douglas Dynamics, Inc.	1,521	56,429
Eastern Co. (The)	373	9,071
Energy Recovery, Inc.*	2,467	23,313
EnPro Industries, Inc.	1,400	77,686
ESCO Technologies, Inc.	1,744	121,888
Evoqua Water Technologies Corp.*	5,184	61,016
Federal Signal Corp.	4,070	97,232
Franklin Electric Co., Inc.	3,176	139,204
FreightCar America, Inc.*	817	4,927
Gencor Industries, Inc.*	603	6,681
Global Brass & Copper Holdings, Inc.	1,490	65,009
Gorman-Rupp Co. (The)	1,209	35,871
Graham Corp.	656	13,389
Greenbrier Cos., Inc. (The)	2,168	58,991
Harsco Corp.*	5,514	137,850
Hillenbrand, Inc.	4,300	160,089
Hurco Cos., Inc.	434	15,216
Hyster-Yale Materials Handling, Inc.	710	31,226
John Bean Technologies Corp.	2,145	219,970
Kadant, Inc.	749	60,804
Kennametal, Inc.	5,581	171,616
LB Foster Co., Class A*	683	16,508
Lindsay Corp.	735	58,344
Lydall, Inc.*	1,159	20,955
Manitex International, Inc.*	996	5,946
Manitowoc Co., Inc. (The)*	2,420	33,033
Meritor, Inc.*	5,474	110,356
Milacron Holdings Corp.*	4,750	54,530
Miller Industries, Inc.	756	20,072
Mueller Industries, Inc.	3,883	104,647
Mueller Water Products, Inc., Class A	10,596	97,907
Navistar International Corp.*	3,371	104,872
NN, Inc.	2,884	22,351
Omega Flex, Inc.	199	16,999
Park-Ohio Holdings Corp.	612	19,107
Proto Labs, Inc.*	1,856	186,250
RBC Bearings, Inc.*	1,638	233,087
REV Group, Inc.	2,009	22,260
Rexnord Corp.*	7,161	188,406
Spartan Motors, Inc.	2,337	20,168
SPX Corp.*	2,950	87,733
SPX FLOW, Inc.*	2,887	103,066
Standex International Corp.	860	55,934
Sun Hydraulics Corp.	1,981	82,707
Tennant Co.	1,223	70,457
Titan International, Inc.	3,441	14,521
TriMas Corp.*	3,139	89,932
Twin Disc, Inc.*	657	9,474
Wabash National Corp.	3,733	50,433
Watts Water Technologies, Inc., Class A	1,903	154,885
Woodward, Inc.	3,671	399,845
		4,982,080
Marine - 0.1%
Costamare, Inc.	3,436	17,592
Eagle Bulk Shipping, Inc.*	3,267	15,224
Genco Shipping & Trading Ltd.*	668	4,830
Matson, Inc.	2,903	99,341
Safe Bulkers, Inc.*	3,483	4,911
Scorpio Bulkers, Inc.	3,736	15,803
		157,701
Media - 1.3%
Beasley Broadcast Group, Inc., Class A	545	1,728
Boston Omaha Corp., Class A*(b)	346	8,349
Cardlytics, Inc.*	406	9,318
Central European Media Enterprises Ltd., Class A*	5,978	21,939
Clear Channel Outdoor Holdings, Inc.*	2,609	13,254
Daily Journal Corp.*(b)	76	16,332
Emerald Expositions Events, Inc.	1,698	19,867
Entercom Communications Corp., Class A	8,770	50,778
Entravision Communications Corp., Class A	4,412	12,971
EW Scripps Co. (The), Class A	3,080	46,878
Fluent, Inc.*	2,232	10,892
Gannett Co., Inc.	7,761	61,001
Gray Television, Inc.*	5,474	94,317
Hemisphere Media Group, Inc.*	1,241	16,753
Liberty Latin America Ltd., Class A*	2,976	50,741
Liberty Latin America Ltd., Class C*	7,788	133,876
Loral Space & Communications, Inc.*	879	29,798
MDC Partners, Inc., Class A*	3,826	10,713
Meredith Corp.	2,703	139,934
MSG Networks, Inc., Class A*	4,053	85,559
National CineMedia, Inc.	5,285	34,617
New Media Investment Group, Inc.	4,085	37,705
New York Times Co. (The), Class A	9,000	286,380
Nexstar Media Group, Inc., Class A	3,068	307,260
Saga Communications, Inc., Class A	262	7,624
Scholastic Corp.	1,950	64,525
Sinclair Broadcast Group, Inc., Class A	4,631	248,592
TechTarget, Inc.*	1,406	26,573
TEGNA, Inc.	14,854	224,890
Tribune Publishing Co.	1,181	11,597
WideOpenWest, Inc.*	2,028	15,129
		2,099,890
Metals & Mining - 0.9%
AK Steel Holding Corp.*(b)	21,579	37,116
Allegheny Technologies, Inc.*	8,601	184,147
Carpenter Technology Corp.	3,196	129,630
Century Aluminum Co.*	3,421	19,123
Cleveland-Cliffs, Inc.(b)	20,047	174,409
Coeur Mining, Inc.*	12,971	36,838
Commercial Metals Co.	7,979	106,520
Compass Minerals International, Inc.	2,335	119,108
Gold Resource Corp.	3,606	10,241
Haynes International, Inc.	850	24,761
Hecla Mining Co.	31,394	41,126
Kaiser Aluminum Corp.	1,104	98,388
Materion Corp.	1,378	83,300
Olympic Steel, Inc.	631	7,812

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ramaco Resources, Inc.*	409	2,303
Ryerson Holding Corp.*	1,091	8,423
Schnitzer Steel Industries, Inc., Class A	1,795	37,892
SunCoke Energy, Inc.*	4,451	32,670
Synalloy Corp.	574	10,653
TimkenSteel Corp.*	2,740	19,481
Universal Stainless & Alloy Products, Inc.*	575	7,303
Warrior Met Coal, Inc.	2,959	76,372
Worthington Industries, Inc.	2,795	95,421
		1,363,037
Mortgage Real Estate Investment Trusts (REITs) - 1.0%
AG Mortgage Investment Trust, Inc.	1,962	30,254
Anworth Mortgage Asset Corp.	6,671	25,283
Apollo Commercial Real Estate Finance, Inc.	9,414	173,029
Arbor Realty Trust, Inc.(b)	5,012	61,698
Ares Commercial Real Estate Corp.	1,835	26,938
Arlington Asset Investment Corp., Class A(b)	2,039	13,641
ARMOUR Residential REIT, Inc.	3,502	60,935
Blackstone Mortgage Trust, Inc., Class A	7,829	276,051
Capstead Mortgage Corp.	5,814	45,989
Cherry Hill Mortgage Investment Corp.	1,111	18,109
Colony Credit Real Estate, Inc.(b)	5,753	87,503
Dynex Capital, Inc.	4,706	25,883
Exantas Capital Corp.	2,079	22,661
Granite Point Mortgage Trust, Inc.	3,462	64,359
Great Ajax Corp.	1,100	13,970
Invesco Mortgage Capital, Inc.	8,804	135,494
KKR Real Estate Finance Trust, Inc.	1,472	29,116
Ladder Capital Corp.	6,322	100,520
New York Mortgage Trust, Inc.	11,655	70,396
Orchid Island Capital, Inc.(b)	3,352	20,380
PennyMac Mortgage Investment Trust	4,106	85,405
Ready Capital Corp.	2,023	29,475
Redwood Trust, Inc.	6,543	104,230
TPG RE Finance Trust, Inc.	2,408	46,161
Western Asset Mortgage Capital Corp.	3,205	31,056
		1,598,536
Multiline Retail - 0.3%
Big Lots, Inc.	2,751	75,928
Dillard’s, Inc., Class A(b)	762	43,175
JC Penney Co., Inc.*(b)	21,507	18,281
Ollie’s Bargain Outlet Holdings, Inc.*	3,406	336,240
		473,624
Multi-Utilities - 0.5%
Avista Corp.	4,492	187,586
Black Hills Corp.	3,670	279,654
NorthWestern Corp.	3,462	245,594
Unitil Corp.	998	56,747
		769,581
Oil, Gas & Consumable Fuels - 1.7%
Abraxas Petroleum Corp.*	10,887	10,398
Adams Resources & Energy, Inc.	148	5,039
Alta Mesa Resources, Inc., Class A*(b)	6,824	989
Approach Resources, Inc.*	3,085	660
Arch Coal, Inc., Class A	1,198	105,604
Ardmore Shipping Corp.*	2,287	16,100
Berry Petroleum Corp.	3,795	40,796
Bonanza Creek Energy, Inc.*	1,291	25,213
California Resources Corp.*(b)	3,095	50,139
Callon Petroleum Co.*	15,644	97,775
Carrizo Oil & Gas, Inc.*	5,988	60,958
Clean Energy Fuels Corp.*	9,397	25,090
CONSOL Energy, Inc.*	1,884	49,398
CVR Energy, Inc.	1,252	53,172
Delek US Holdings, Inc.	5,583	170,896
Denbury Resources, Inc.*	31,490	45,346
DHT Holdings, Inc.	6,295	35,000
Dorian LPG Ltd.*	1,898	13,400
Earthstone Energy, Inc., Class A*	1,321	7,226
Energy Fuels, Inc.*	5,832	15,863
Evolution Petroleum Corp.	1,744	10,656
Frontline Ltd.*	5,268	41,301
GasLog Ltd.	2,790	40,176
Golar LNG Ltd.	6,482	117,908
Goodrich Petroleum Corp.*	608	7,035
Green Plains, Inc.	2,700	35,235
Gulfport Energy Corp.*	11,967	65,459
Halcon Resources Corp.*(b)	9,141	1,954
Hallador Energy Co.	1,138	6,441
HighPoint Resources Corp.*	7,448	13,928
International Seaways, Inc.*	1,489	26,504
Isramco, Inc.*	51	6,055
Jagged Peak Energy, Inc.*	4,398	36,503
Laredo Petroleum, Inc.*	10,656	28,132
Lilis Energy, Inc.*(b)	3,046	2,224
Matador Resources Co.*	7,220	118,697
Midstates Petroleum Co., Inc.*	1,027	6,871
Montage Resources Corp.*	402	3,140
NACCO Industries, Inc., Class A	259	12,940
NextDecade Corp.*(b)	535	2,905
Nordic American Tankers Ltd.	9,607	19,598
Northern Oil and Gas, Inc.*	13,320	26,507
Oasis Petroleum, Inc.*	18,462	96,002
Overseas Shipholding Group, Inc., Class A*	3,904	5,856
Panhandle Oil and Gas, Inc., Class A	1,080	14,310
Par Pacific Holdings, Inc.*	2,182	42,767
PDC Energy, Inc.*	4,540	138,561
Peabody Energy Corp.	5,366	126,208
Penn Virginia Corp.*	850	25,925
Renewable Energy Group, Inc.*	2,529	39,554
REX American Resources Corp.*	384	25,908
Ring Energy, Inc.*	3,921	13,880
Rosehill Resources, Inc.*	167	516
SandRidge Energy, Inc.*	2,100	14,469
Scorpio Tankers, Inc.	3,129	81,448
SemGroup Corp., Class A	5,420	68,346
Ship Finance International Ltd.	5,558	68,808
SilverBow Resources, Inc.*	485	6,921
Southwestern Energy Co.*	40,396	145,022
SRC Energy, Inc.*	16,573	78,556
Talos Energy, Inc.*	1,381	32,232
Teekay Corp.	4,694	15,068
Teekay Tankers Ltd., Class A*	13,094	14,665

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Tellurian, Inc.*(b)	5,831	44,840
Ultra Petroleum Corp.*	10,906	4,030
Unit Corp.*	3,586	34,497
Uranium Energy Corp.*(b)	11,931	16,107
W&T Offshore, Inc.*	6,368	26,746
World Fuel Services Corp.	4,590	133,753
Zion Oil & Gas, Inc.*(b)	3,733	1,679
		2,775,905
Paper & Forest Products - 0.3%
Boise Cascade Co.	2,663	59,118
Clearwater Paper Corp.*	1,107	17,834
Louisiana-Pacific Corp.	9,730	222,039
Neenah, Inc.	1,142	65,277
PH Glatfelter Co.	2,976	43,390
Schweitzer-Mauduit International, Inc.	2,105	65,865
Verso Corp., Class A*	2,362	40,674
		514,197
Personal Products - 0.2%
Edgewell Personal Care Co.*	3,697	105,512
elf Beauty, Inc.*	1,552	15,815
Inter Parfums, Inc.	1,192	77,218
Medifast, Inc.	801	103,289
Natural Health Trends Corp.(b)	504	5,131
Nature’s Sunshine Products, Inc.*	584	5,624
Revlon, Inc., Class A*(b)	558	11,818
USANA Health Sciences, Inc.*	868	61,437
		385,844
Pharmaceuticals - 1.4%
Aclaris Therapeutics, Inc.*	2,425	11,349
Aerie Pharmaceuticals, Inc.*	2,436	88,719
Akorn, Inc.*	6,396	26,352
Amneal Pharmaceuticals, Inc.*	5,953	44,886
Amphastar Pharmaceuticals, Inc.*	2,408	46,354
Ampio Pharmaceuticals, Inc.*(b)	6,705	3,487
ANI Pharmaceuticals, Inc.*	547	38,104
Aquestive Therapeutics, Inc.*(b)	775	2,883
Aratana Therapeutics, Inc.*	3,173	14,691
Arvinas, Inc.*(b)	532	11,129
Assertio Therapeutics, Inc.*	4,032	11,814
Clearside Biomedical, Inc.*	1,915	2,087
Collegium Pharmaceutical, Inc.*	2,010	23,135
Corcept Therapeutics, Inc.*	6,690	65,428
Cymabay Therapeutics, Inc.*	4,082	49,311
Dermira, Inc.*	2,384	22,267
Dova Pharmaceuticals, Inc.*(b)	807	7,118
Durect Corp.*	10,735	5,863
Eloxx Pharmaceuticals, Inc.*(b)	1,536	13,809
Endo International plc*	15,347	75,968
Evolus, Inc.*	638	8,677
Horizon Therapeutics plc*	12,343	294,134
Innovate Biopharmaceuticals, Inc.*(b)	1,410	1,805
Innoviva, Inc.*	4,721	64,536
Intersect ENT, Inc.*	2,051	48,363
Intra-Cellular Therapies, Inc.*	3,068	39,853
Kala Pharmaceuticals, Inc.*(b)	1,097	6,066
Lannett Co., Inc.*(b)	2,037	10,715
Liquidia Technologies, Inc.*	487	4,836
Mallinckrodt plc*	5,639	49,003
Marinus Pharmaceuticals, Inc.*(b)	3,232	13,930
Medicines Co. (The)*(b)	4,715	168,090
Melinta Therapeutics, Inc.*(b)	476	1,014
Menlo Therapeutics, Inc.*	666	4,482
MyoKardia, Inc.*	2,330	108,531
Neos Therapeutics, Inc.*	3,250	4,647
Ocular Therapeutix, Inc.*(b)	2,435	7,061
Odonate Therapeutics, Inc.*(b)	465	9,993
Omeros Corp.*(b)	3,185	56,629
Optinose, Inc.*(b)	1,314	9,973
Osmotica Pharmaceuticals plc*	668	1,603
Pacira BioSciences, Inc.*	2,733	118,913
Paratek Pharmaceuticals, Inc.*(b)	2,203	7,997
Phibro Animal Health Corp., Class A	1,394	41,235
Prestige Consumer Healthcare, Inc.*	3,563	103,434
Reata Pharmaceuticals, Inc., Class A*(b)	1,295	110,425
resTORbio, Inc.*(b)	526	3,792
Revance Therapeutics, Inc.*	2,620	28,217
scPharmaceuticals, Inc.*	466	1,584
Sienna Biopharmaceuticals, Inc.*	1,077	1,260
SIGA Technologies, Inc.*(b)	3,613	19,293
Supernus Pharmaceuticals, Inc.*	3,353	100,691
Teligent, Inc.*(b)	2,817	1,831
Tetraphase Pharmaceuticals, Inc.*	3,671	2,970
TherapeuticsMD, Inc.*(b)	12,644	38,691
Theravance Biopharma, Inc.*	2,963	49,245
Tricida, Inc.*	1,226	45,043
Verrica Pharmaceuticals, Inc.*(b)	737	5,255
WaVe Life Sciences Ltd.*	1,385	31,758
Xeris Pharmaceuticals, Inc.*(b)	1,403	15,391
Zogenix, Inc.*	2,875	108,359
Zomedica Pharmaceuticals Corp.*	3,021	892
		2,314,971
Professional Services - 1.3%
Acacia Research Corp.*	3,316	10,346
ASGN, Inc.*	3,475	176,287
Barrett Business Services, Inc.	486	35,002
BG Staffing, Inc.	574	9,769
CBIZ, Inc.*	3,535	69,993
CRA International, Inc.	537	20,105
Exponent, Inc.	3,535	198,137
Forrester Research, Inc.	713	32,463
Franklin Covey Co.*	669	20,806
FTI Consulting, Inc.*	2,603	218,444
GP Strategies Corp.*	850	11,594
Heidrick & Struggles International, Inc.	1,279	38,830
Huron Consulting Group, Inc.*	1,514	74,534
ICF International, Inc.	1,238	90,238
InnerWorkings, Inc.*	2,949	9,997
Insperity, Inc.	2,625	298,988
Kelly Services, Inc., Class A	2,142	50,337
Kforce, Inc.	1,579	54,870
Korn Ferry	3,880	167,150
Mistras Group, Inc.*	1,199	16,570
Navigant Consulting, Inc.	2,895	63,690
Resources Connection, Inc.	2,041	31,329
TriNet Group, Inc.*	2,988	189,379
TrueBlue, Inc.*	2,758	58,580
Upwork, Inc.*	862	12,913
WageWorks, Inc.*	2,717	135,769
Willdan Group, Inc.*	664	20,664
		2,116,784

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Real Estate Management & Development - 0.5%
Altisource Portfolio Solutions SA*	675	13,588
American Realty Investors, Inc.*	143	1,649
Consolidated-Tomoka Land Co.	259	15,488
Cushman & Wakefield plc*	4,361	73,526
Forestar Group, Inc.*	723	12,949
FRP Holdings, Inc.*	484	22,516
Griffin Industrial Realty, Inc.	58	2,155
HFF, Inc., Class A	2,573	111,102
Kennedy-Wilson Holdings, Inc.	8,583	176,381
Marcus & Millichap, Inc.*	1,332	40,679
Maui Land & Pineapple Co., Inc.*	465	4,799
Newmark Group, Inc., Class A	10,233	81,659
RE/MAX Holdings, Inc., Class A	1,222	36,196
Redfin Corp.*(b)	5,424	85,482
RMR Group, Inc. (The), Class A	482	23,242
St Joe Co. (The)*	2,388	38,041
Stratus Properties, Inc.*	402	11,296
Tejon Ranch Co.*	1,441	23,330
Transcontinental Realty Investors, Inc.*(b)	114	3,136
Trinity Place Holdings, Inc.*	1,201	4,900
		782,114
Road & Rail - 0.4%
ArcBest Corp.	1,759	44,098
Avis Budget Group, Inc.*	4,467	126,684
Covenant Transportation Group, Inc., Class A*	845	12,692
Daseke, Inc.*	2,810	12,139
Heartland Express, Inc.	3,203	57,270
Hertz Global Holdings, Inc.*	3,755	52,833
Marten Transport Ltd.	2,678	47,186
PAM Transportation Services, Inc.*	147	8,232
Saia, Inc.*	1,756	103,604
Universal Logistics Holdings, Inc.	569	10,737
US Xpress Enterprises, Inc., Class A*	1,555	8,428
USA Truck, Inc.*	542	6,168
Werner Enterprises, Inc.	3,191	88,965
YRC Worldwide, Inc.*	2,275	9,692
		588,728
Semiconductors & Semiconductor Equipment - 2.1%
ACM Research, Inc., Class A*(b)	573	11,036
Adesto Technologies Corp.*	1,691	12,733
Advanced Energy Industries, Inc.*	2,627	131,797
Alpha & Omega Semiconductor Ltd.*	1,359	11,606
Ambarella, Inc.*	2,123	80,483
Amkor Technology, Inc.*	7,010	45,425
Aquantia Corp.*	1,501	19,723
Axcelis Technologies, Inc.*	2,223	32,967
AXT, Inc.*	2,606	10,398
Brooks Automation, Inc.	4,760	168,932
Cabot Microelectronics Corp.	1,946	189,677
CEVA, Inc.*	1,489	33,994
Cirrus Logic, Inc.*	4,069	152,059
Cohu, Inc.	2,714	39,489
Cree, Inc.*	7,084	390,612
Diodes, Inc.*	2,752	85,119
Entegris, Inc.	9,725	333,956
FormFactor, Inc.*	5,065	72,733
Ichor Holdings Ltd.*	1,503	31,713
Impinj, Inc.*	1,118	27,715
Inphi Corp.*	2,975	130,543
Kopin Corp.*	4,047	4,654
Lattice Semiconductor Corp.*	8,021	102,669
MACOM Technology Solutions Holdings, Inc.*	3,136	44,374
MaxLinear, Inc.*	4,335	91,772
Nanometrics, Inc.*	1,560	44,382
NeoPhotonics Corp.*	2,447	9,519
NVE Corp.	326	23,785
PDF Solutions, Inc.*	1,895	23,024
Photronics, Inc.*	4,458	36,154
Power Integrations, Inc.	1,963	127,909
Rambus, Inc.*	7,302	82,951
Rudolph Technologies, Inc.*	2,158	49,785
Semtech Corp.*	4,458	177,562
Silicon Laboratories, Inc.*	2,942	275,283
SMART Global Holdings, Inc.*	893	15,208
SunPower Corp.*(b)	4,219	31,474
Synaptics, Inc.*	2,375	62,819
Ultra Clean Holdings, Inc.*	2,633	33,571
Veeco Instruments, Inc.*	3,251	37,354
Xperi Corp.	3,313	69,606
		3,356,565
Software - 5.0%
8x8, Inc.*	6,439	155,373
A10 Networks, Inc.*	3,571	21,747
ACI Worldwide, Inc.*	7,860	247,276
Agilysys, Inc.*	1,061	23,130
Alarm.com Holdings, Inc.*	2,143	124,958
Altair Engineering, Inc., Class A*	1,708	65,092
Alteryx, Inc., Class A*	2,004	174,067
Amber Road, Inc.*	1,632	21,183
American Software, Inc., Class A	1,958	24,808
Anaplan, Inc.*	1,232	53,604
Appfolio, Inc., Class A*	1,070	103,148
Asure Software, Inc.*	859	5,523
Avalara, Inc.*	1,896	128,245
Avaya Holdings Corp.*	7,173	90,236
Benefitfocus, Inc.*	1,930	54,735
Blackbaud, Inc.	3,305	254,221
Blackline, Inc.*	2,518	129,450
Bottomline Technologies DE, Inc.*	2,894	126,410
Box, Inc., Class A*	8,635	159,661
Carbon Black, Inc.*	2,633	39,627
ChannelAdvisor Corp.*	1,777	16,348
Cision Ltd.*	4,589	50,387
Cloudera, Inc.*	13,739	125,987
CommVault Systems, Inc.*	2,742	126,269
Cornerstone OnDemand, Inc.*	3,726	198,335
Coupa Software, Inc.*	3,824	417,619
Digimarc Corp.*(b)	768	40,366
Domo, Inc., Class B*	1,148	38,458
Ebix, Inc.(b)	1,648	77,341
eGain Corp.*	1,228	9,677
Envestnet, Inc.*	3,060	204,745
Everbridge, Inc.*	1,997	157,044
Five9, Inc.*	3,928	201,703
ForeScout Technologies, Inc.*	2,108	67,709
HubSpot, Inc.*	2,537	439,611
Instructure, Inc.*	2,177	90,520
j2 Global, Inc.	3,210	270,571
LivePerson, Inc.*	4,036	112,322
Majesco*	447	3,992
MicroStrategy, Inc., Class A*	591	78,550
Mitek Systems, Inc.*	2,297	23,429

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
MobileIron, Inc.*	5,097	28,492
Model N, Inc.*	1,768	31,859
Monotype Imaging Holdings, Inc.	2,795	45,531
New Relic, Inc.*	3,089	309,889
OneSpan, Inc.*	2,159	30,118
Park City Group, Inc.*	912	4,797
Paylocity Holding Corp.*	1,985	198,937
Progress Software Corp.	3,065	125,542
PROS Holdings, Inc.*	2,168	122,926
Q2 Holdings, Inc.*	2,562	187,641
QAD, Inc., Class A	712	30,758
Qualys, Inc.*	2,333	206,727
Rapid7, Inc.*	2,528	132,088
Rimini Street, Inc.*(b)	709	3,432
SailPoint Technologies Holding, Inc.*	4,784	84,055
SecureWorks Corp., Class A*	588	8,591
ShotSpotter, Inc.*(b)	502	23,092
SPS Commerce, Inc.*	1,176	119,870
SVMK, Inc.*	1,210	20,812
Telaria, Inc.*	2,964	22,230
Telenav, Inc.*	2,159	16,106
Tenable Holdings, Inc.*	2,041	56,842
TiVo Corp.	8,272	59,558
Trade Desk, Inc. (The), Class A*	2,282	453,684
Upland Software, Inc.*	1,077	50,393
Varonis Systems, Inc.*	1,934	120,952
Verint Systems, Inc.*	4,423	251,005
Veritone, Inc.*(b)	581	5,136
VirnetX Holding Corp.*(b)	4,016	23,775
Workiva, Inc.*	1,986	110,501
Yext, Inc.*	5,833	107,094
Zix Corp.*	3,579	32,068
Zscaler, Inc.*	4,165	285,844
		8,063,822
Specialty Retail - 2.3%
Aaron’s, Inc.	4,744	252,665
Abercrombie & Fitch Co., Class A	4,522	78,231
American Eagle Outfitters, Inc.	11,051	192,287
America’s Car-Mart, Inc.*	395	34,009
Asbury Automotive Group, Inc.*	1,329	98,599
Ascena Retail Group, Inc.*	11,995	12,595
At Home Group, Inc.*	3,076	58,598
Barnes & Noble Education, Inc.*	2,666	8,451
Barnes & Noble, Inc.	4,084	17,929
Bed Bath & Beyond, Inc.(b)	9,027	114,553
Big 5 Sporting Goods Corp.	1,375	2,750
Boot Barn Holdings, Inc.*	1,918	50,117
Buckle, Inc. (The)(b)	1,973	29,694
Caleres, Inc.	2,882	54,355
Camping World Holdings, Inc., Class A(b)	2,220	23,377
Carvana Co.*(b)	2,218	128,378
Cato Corp. (The), Class A	1,524	18,882
Chico’s FAS, Inc.	8,520	28,712
Children’s Place, Inc. (The)	1,077	99,795
Citi Trends, Inc.	821	11,231
Conn’s, Inc.*	1,346	24,161
Container Store Group, Inc. (The)*	1,093	7,684
Designer Brands, Inc., Class A	4,707	85,150
Express, Inc.*	4,584	13,798
Five Below, Inc.*	3,743	481,836
Francesca’s Holdings Corp.*	2,385	1,136
GameStop Corp., Class A(b)	6,868	52,059
Genesco, Inc.*	1,349	60,678
GNC Holdings, Inc., Class A*(b)	5,625	7,875
Group 1 Automotive, Inc.	1,265	91,320
Guess?, Inc.	3,945	63,791
Haverty Furniture Cos., Inc.	1,272	22,146
Hibbett Sports, Inc.*	1,252	27,694
Hudson Ltd., Class A*	2,725	37,005
J. Jill, Inc.(b)	1,126	1,666
Kirkland’s, Inc.*	1,017	4,099
Lithia Motors, Inc., Class A	1,523	173,850
Lumber Liquidators Holdings, Inc.*(b)	1,950	18,701
MarineMax, Inc.*	1,510	23,526
Monro, Inc.	2,181	173,848
Murphy USA, Inc.*	2,061	165,416
National Vision Holdings, Inc.*	4,304	117,198
Office Depot, Inc.	37,322	73,151
Party City Holdco, Inc.*	3,882	30,668
Pier 1 Imports, Inc.*(b)	5,599	3,246
Rent-A-Center, Inc.*	3,040	72,534
RH*(b)	1,302	110,865
RTW RetailWinds, Inc.*	2,004	3,828
Sally Beauty Holdings, Inc.*	8,258	125,356
Shoe Carnival, Inc.	695	17,842
Signet Jewelers Ltd.	3,557	67,085
Sleep Number Corp.*	2,237	77,870
Sonic Automotive, Inc., Class A	1,642	28,620
Sportsman’s Warehouse Holdings, Inc.*(b)	2,544	9,362
Tailored Brands, Inc.(b)	3,403	17,900
Tile Shop Holdings, Inc.	2,754	11,512
Tilly’s, Inc., Class A	1,404	10,951
Winmark Corp.	173	28,517
Zumiez, Inc.*	1,271	25,140
		3,684,292
Technology Hardware, Storage & Peripherals - 0.3%
3D Systems Corp.*(b)	7,479	60,505
Avid Technology, Inc.*	1,882	14,586
Cray, Inc.*	2,769	96,943
Diebold Nixdorf, Inc.*	5,224	44,404
Eastman Kodak Co.*(b)	1,158	2,698
Electronics For Imaging, Inc.*	2,999	109,913
Immersion Corp.*	1,775	13,383
Stratasys Ltd.*	3,471	76,050
		418,482
Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc.*	4,536	87,636
Culp, Inc.	765	13,181
Deckers Outdoor Corp.*	2,002	304,504
Fossil Group, Inc.*	3,126	30,604
G-III Apparel Group Ltd.*	2,978	76,624
Movado Group, Inc.	1,078	27,769
Oxford Industries, Inc.	1,147	81,712
Rocky Brands, Inc.	468	11,447
Steven Madden Ltd.	5,968	180,592
Superior Group of Cos., Inc.	620	9,926
Unifi, Inc.*	1,070	20,169
Vera Bradley, Inc.*	1,512	16,556
Wolverine World Wide, Inc.	6,325	176,721
		1,037,441
Thrifts & Mortgage Finance - 2.0%
Axos Financial, Inc.*	3,967	108,339
Bank7 Corp.*	234	3,964

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Bridgewater Bancshares, Inc.*	1,588	17,436
Capitol Federal Financial, Inc.	9,018	119,759
Columbia Financial, Inc.*	3,403	51,964
Dime Community Bancshares, Inc.	2,156	38,334
Entegra Financial Corp.*	460	13,639
ESSA Bancorp, Inc.	651	9,863
Essent Group Ltd.*	6,580	308,931
Federal Agricultural Mortgage Corp., Class C	615	42,085
First Defiance Financial Corp.	1,366	37,019
Flagstar Bancorp, Inc.	2,024	63,716
FS Bancorp, Inc.	264	12,448
Greene County Bancorp, Inc.	208	6,084
Hingham Institution for Savings	91	16,431
Home Bancorp, Inc.	535	19,073
HomeStreet, Inc.*	1,707	48,564
Impac Mortgage Holdings, Inc.*	672	1,962
Kearny Financial Corp.	6,045	81,063
LendingTree, Inc.*	546	205,154
Luther Burbank Corp.	1,396	13,890
Merchants Bancorp	1,103	20,075
Meridian Bancorp, Inc.	3,293	56,870
Meta Financial Group, Inc.	1,913	50,063
MGIC Investment Corp.*	24,319	329,522
Mr Cooper Group, Inc.*	5,095	38,569
NMI Holdings, Inc., Class A*	4,310	117,491
Northfield Bancorp, Inc.	3,005	45,105
Northwest Bancshares, Inc.	6,555	109,927
OceanFirst Financial Corp.	3,254	77,510
Oconee Federal Financial Corp.(b)	124	2,882
Ocwen Financial Corp.*	8,049	12,476
OP Bancorp	865	8,278
Oritani Financial Corp.	2,639	42,224
PCSB Financial Corp.	1,113	21,859
PDL Community Bancorp*	602	8,476
PennyMac Financial Services, Inc.	1,358	28,803
Provident Bancorp, Inc.*	295	6,947
Provident Financial Services, Inc.	4,206	100,271
Prudential Bancorp, Inc.	601	10,421
Radian Group, Inc.	14,802	332,305
Riverview Bancorp, Inc.	1,452	11,253
Southern Missouri Bancorp, Inc.	503	16,385
Sterling Bancorp, Inc.	1,499	13,326
Territorial Bancorp, Inc.	532	14,311
Timberland Bancorp, Inc.	502	12,239
TrustCo Bank Corp.	6,412	47,321
United Community Financial Corp.	3,269	29,944
United Financial Bancorp, Inc.	3,473	45,288
Walker & Dunlop, Inc.	1,895	95,262
Washington Federal, Inc.	5,555	175,371
Waterstone Financial, Inc.	1,695	27,984
Western New England Bancorp, Inc.	1,749	16,021
WSFS Financial Corp.	3,473	137,843
		3,282,340
Tobacco - 0.1%
22nd Century Group, Inc.*(b)	7,958	15,200
Pyxus International, Inc.*	575	10,315
Turning Point Brands, Inc.	551	27,126
Universal Corp.	1,692	95,632
Vector Group Ltd.	7,016	62,793
		211,066
Trading Companies & Distributors - 1.0%
Aircastle Ltd.	3,723	72,301
Applied Industrial Technologies, Inc.	2,615	142,073
Beacon Roofing Supply, Inc.*	4,670	161,395
BlueLinx Holdings, Inc.*(b)	610	12,255
BMC Stock Holdings, Inc.*	4,618	92,499
CAI International, Inc.*	1,179	26,551
DXP Enterprises, Inc.*	1,103	35,539
EVI Industries, Inc.	263	9,586
Foundation Building Materials, Inc.*	1,010	15,322
GATX Corp.	2,576	179,856
General Finance Corp.*	756	5,768
GMS, Inc.*	2,231	37,570
H&E Equipment Services, Inc.	2,179	52,971
Herc Holdings, Inc.*	1,645	55,979
Kaman Corp.	1,892	105,214
Lawson Products, Inc.*	457	16,763
MRC Global, Inc.*	5,758	85,218
NOW, Inc.*	7,390	96,292
Rush Enterprises, Inc., Class A	2,059	72,621
Rush Enterprises, Inc., Class B	302	10,848
SiteOne Landscape Supply, Inc.*	2,780	180,339
Systemax, Inc.	837	17,234
Textainer Group Holdings Ltd.*	1,867	17,288
Titan Machinery, Inc.*	1,291	21,586
Triton International Ltd.	3,540	104,607
Veritiv Corp.*	788	13,916
Willis Lease Finance Corp.*	206	10,259
		1,651,850
Water Utilities - 0.4%
American States Water Co.	2,507	182,861
AquaVenture Holdings Ltd.*	746	13,227
Artesian Resources Corp., Class A	543	19,336
Cadiz, Inc.*(b)	1,549	16,079
California Water Service Group	3,291	161,983
Connecticut Water Service, Inc.	826	57,688
Consolidated Water Co. Ltd.	1,008	13,658
Global Water Resources, Inc.	741	7,054
Middlesex Water Co.	1,091	64,543
Pure Cycle Corp.*	1,172	11,040
SJW Group	1,628	100,334
York Water Co. (The)	882	30,411
		678,214
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	2,810	53,109
Gogo, Inc.*(b)	3,952	19,325
NII Holdings, Inc.*	6,083	11,558
Shenandoah Telecommunications Co.	3,199	128,632
Spok Holdings, Inc.	1,254	19,374
		231,998
TOTAL COMMON STOCKS (Cost $152,299,940)		131,298,676

Number of Rights

RIGHTS - 0.0%(c)

Biotechnology - 0.0%
Tobira Therapeutics, Inc., CVR*(e)(f)	756	—

See accompanying notes to the financial statements.

Investments	Number of Rights	Value ($)
Food Products - 0.0%(c)
Schulman, Inc., CVR*(e)(f)	2,369	1,239

Pharmaceuticals - 0.0%
ANI Pharmaceuticals, Inc., CVR, expiring*(e)(f)	2	—
Omthera Pharmaceuticals, Inc., CVR*(e)(f)	3,327	—
		—
TOTAL RIGHTS (Cost $—)		1,239

Shares

SECURITIES LENDING REINVESTMENTS(g) - 2.0%

INVESTMENT COMPANIES - 2.0%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $3,234,393)	3,234,393	3,234,393

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 24.6%

REPURCHASE AGREEMENTS(h) - 23.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $37,155,379 (Cost $37,147,764)	37,147,764	37,147,764

U.S. TREASURY OBLIGATIONS - 1.5%
U.S. Treasury Bills
2.36%, 6/6/2019(i)	521,000	520,907
2.37%, 6/13/2019(i)	521,000	520,673
2.31%, 6/20/2019(i)	647,000	646,309
2.33%, 7/18/2019(i)	611,000	609,254
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,296,783)		2,297,143

TOTAL SHORT-TERM INVESTMENTS (Cost $39,444,547)		39,444,907

Total Investments - 108.3% (Cost $194,978,880)		173,979,215
Liabilities in excess of other assets - (8.3%)		(13,297,939)
Net Assets - 100.0%		160,681,276

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $18,910,217.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $3,538,283, collateralized in the form of cash with a value of $3,234,393 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $533,192 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.75%, and maturity dates ranging from June 4, 2019 – November 15, 2046; a total value of $3,767,585.

(c)	Represents less than 0.05% of net assets.
(d)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(e)

Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $1,239, which represents approximately 0.00% of net assets of the Fund.

(f)	Illiquid security.
(g)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $3,234,393.
(h)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(i)	The rate shown was the current yield as of May 31, 2019.

Abbreviations

CVR	Contingent Value Rights - No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,678,017
Aggregate gross unrealized depreciation	(48,100,997)
Net unrealized depreciation	$(37,422,980)
Federal income tax cost	$195,376,769

See accompanying notes to the financial statements.

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	115	6/21/2019	USD	$8,430,075	$(370,064)

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
4,526,333	11/6/2020	Bank of America NA	2.56%	Russell 2000® Index	1,248,455	(1,248,455)	—	—

20,773,321	11/6/2019	BNP Paribas SA	2.36%	Russell 2000® Index	(374,008)	330,272	43,736	—

71,599,109	11/6/2019	Citibank NA	2.54%	Russell 2000® Index	(4,748,278)	4,403,130	345,148	—

6,976,222	11/6/2019	Credit Suisse International	2.76%	Russell 2000® Index	356,540	—	(356,540)	—

5,137,280	11/6/2019	Deutsche Bank AG	2.64%	Russell 2000® Index	(1,383,342)	1,314,937	68,405	—

25,997,529	11/6/2019	Goldman Sachs International	2.64%	Russell 2000® Index	904,499	(904,499)	—	—

3,221,642	11/6/2019	Morgan Stanley & Co. International plc	2.36%	iShares® Russell 2000 ETF	(102,797)

4,698,664	11/6/2019	Morgan Stanley & Co. International plc	2.56%	Russell 2000® Index	553,616
7,920,306					450,819	(450,819)	—	—

24,327,876	11/6/2019	Societe Generale	2.76%	Russell 2000® Index	(6,570,629)	—	6,529,934	(40,695)

14,389,914	11/6/2019	UBS AG	2.46%	Russell 2000® Index	(5,539,418)	5,187,820	351,598	—

181,647,890					(15,655,362)
				Total Unrealized Appreciation	3,063,110
				Total Unrealized Depreciation	(18,718,472)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 74.5%

Aerospace & Defense - 2.0%
Arconic, Inc.	28,993	634,947
Boeing Co. (The)	37,785	12,907,734
General Dynamics Corp.	19,483	3,133,256
Harris Corp.	8,481	1,587,558
Huntington Ingalls Industries, Inc.	2,990	613,309
L3 Technologies, Inc.	5,699	1,379,500
Lockheed Martin Corp.	17,675	5,983,694
Northrop Grumman Corp.	12,203	3,700,560
Raytheon Co.	20,296	3,541,652
Textron, Inc.	16,878	764,573
TransDigm Group, Inc.*	3,503	1,544,648
United Technologies Corp.	58,286	7,361,522
		43,152,953
Air Freight & Logistics - 0.4%
CH Robinson Worldwide, Inc.	9,841	783,639
Expeditors International of Washington, Inc.	12,342	858,879
FedEx Corp.	17,260	2,662,873
United Parcel Service, Inc., Class B	50,040	4,649,717
		8,955,108
Airlines - 0.3%
Alaska Air Group, Inc.	8,847	514,895
American Airlines Group, Inc.	28,738	782,536
Delta Air Lines, Inc.	44,427	2,287,990
Southwest Airlines Co.	35,770	1,702,652
United Continental Holdings, Inc.*	16,106	1,250,631
		6,538,704
Auto Components - 0.1%
Aptiv plc	18,688	1,196,780
BorgWarner, Inc.	14,928	529,645
		1,726,425
Automobiles - 0.3%
Ford Motor Co.	280,973	2,674,863
General Motors Co.	94,251	3,142,328
Harley-Davidson, Inc.	11,470	375,299
		6,192,490
Banks - 4.1%
Bank of America Corp.	645,859	17,179,849
BB&T Corp.	54,918	2,567,417
Citigroup, Inc.	169,048	10,506,333
Citizens Financial Group, Inc.	33,104	1,078,528
Comerica, Inc.	11,439	787,232
Fifth Third Bancorp	55,345	1,466,643
First Republic Bank	11,843	1,149,008
Huntington Bancshares, Inc.	75,263	952,077
JPMorgan Chase & Co.	235,425	24,945,633
KeyCorp	72,539	1,158,448
M&T Bank Corp.	9,964	1,590,254
People’s United Financial, Inc.	28,263	434,402
PNC Financial Services Group, Inc. (The)	32,610	4,149,949
Regions Financial Corp.	73,182	1,012,107
SunTrust Banks, Inc.	31,870	1,912,519
SVB Financial Group*	3,788	762,903
US Bancorp	108,196	5,431,439
Wells Fargo & Co.	294,391	13,062,129
Zions Bancorp NA	13,387	576,578
		90,723,448
Beverages - 1.4%
Brown-Forman Corp., Class B	11,959	597,711
Coca-Cola Co. (The)	276,655	13,592,060
Constellation Brands, Inc., Class A	11,979	2,113,694
Molson Coors Brewing Co., Class B	13,486	741,460
Monster Beverage Corp.*	28,116	1,739,256
PepsiCo, Inc.	101,003	12,928,384
		31,712,565
Biotechnology - 1.7%
AbbVie, Inc.	106,060	8,135,863
Alexion Pharmaceuticals, Inc.*	16,072	1,827,065
Amgen, Inc.	44,744	7,458,825
Biogen, Inc.*	14,139	3,100,541
Celgene Corp.*	50,502	4,736,583
Gilead Sciences, Inc.	91,717	5,709,383
Incyte Corp.*	12,773	1,004,341
Regeneron Pharmaceuticals, Inc.*	5,638	1,701,097
Vertex Pharmaceuticals, Inc.*	18,388	3,055,718
		36,729,416
Building Products - 0.2%
Allegion plc	6,795	659,455
AO Smith Corp.	10,195	412,898
Fortune Brands Home & Security, Inc.	10,105	485,646
Johnson Controls International plc	65,639	2,528,414
Masco Corp.	21,174	739,396
		4,825,809
Capital Markets - 2.0%
Affiliated Managers Group, Inc.	3,743	313,738
Ameriprise Financial, Inc.	9,740	1,346,360
Bank of New York Mellon Corp. (The)	63,159	2,696,258
BlackRock, Inc.	8,748	3,635,319
Cboe Global Markets, Inc.	8,069	875,809
Charles Schwab Corp. (The)	85,300	3,549,333
CME Group, Inc.	25,719	4,941,134
E*TRADE Financial Corp.	17,713	793,543
Franklin Resources, Inc.	21,254	676,302
Goldman Sachs Group, Inc. (The)	24,625	4,493,816
Intercontinental Exchange, Inc.	40,876	3,360,416
Invesco Ltd.	28,541	557,691
Moody’s Corp.	11,950	2,185,416
Morgan Stanley	93,378	3,799,551
MSCI, Inc.	6,065	1,334,361
Nasdaq, Inc.	8,325	754,578
Northern Trust Corp.	15,708	1,343,348
Raymond James Financial, Inc.	9,133	754,203
S&P Global, Inc.	17,870	3,822,036
State Street Corp.	27,227	1,504,292
T. Rowe Price Group, Inc.	16,980	1,717,357
		44,454,861
Chemicals - 1.4%
Air Products & Chemicals, Inc.	15,797	3,216,111
Albemarle Corp.	7,603	481,270
Celanese Corp.	9,212	874,495
CF Industries Holdings, Inc.	16,032	645,128
Dow, Inc.	54,050	2,527,378
DowDuPont, Inc.	162,125	4,948,055
Eastman Chemical Co.	10,050	652,446
Ecolab, Inc.	18,211	3,352,463
FMC Corp.	9,686	711,437

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
International Flavors & Fragrances, Inc.	7,282	986,128
Linde plc	39,621	7,153,572
LyondellBasell Industries NV, Class A	21,876	1,624,293
Mosaic Co. (The)	25,504	547,571
PPG Industries, Inc.	16,957	1,774,550
Sherwin-Williams Co. (The)	5,867	2,460,913
		31,955,810
Commercial Services & Supplies - 0.3%
Cintas Corp.	6,093	1,351,610
Copart, Inc.*	14,435	1,031,814
Republic Services, Inc.	15,498	1,310,976
Rollins, Inc.	10,595	398,054
Waste Management, Inc.	28,028	3,064,862
		7,157,316
Communications Equipment - 0.9%
Arista Networks, Inc.*	3,758	919,169
Cisco Systems, Inc.	316,515	16,468,275
F5 Networks, Inc.*	4,271	564,114
Juniper Networks, Inc.	25,019	615,718
Motorola Solutions, Inc.	11,783	1,766,861
		20,334,137
Construction & Engineering - 0.1%
Fluor Corp.	10,034	278,142
Jacobs Engineering Group, Inc.	8,424	634,243
Quanta Services, Inc.	10,162	353,231
		1,265,616
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	4,492	945,566
Vulcan Materials Co.	9,478	1,183,897
		2,129,463
Consumer Finance - 0.5%
American Express Co.	49,721	5,703,496
Capital One Financial Corp.	33,644	2,889,010
Discover Financial Services	23,617	1,760,648
Synchrony Financial	46,956	1,579,130
		11,932,284
Containers & Packaging - 0.2%
Avery Dennison Corp.	6,038	628,314
Ball Corp.	24,038	1,475,693
International Paper Co.	28,783	1,193,631
Packaging Corp. of America	6,798	605,566
Sealed Air Corp.	11,189	468,819
Westrock Co.	18,366	598,732
		4,970,755
Distributors - 0.1%
Genuine Parts Co.	10,494	1,037,857
LKQ Corp.*	22,634	580,562
		1,618,419
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	14,776	387,870

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B*	139,821	27,603,462
Jefferies Financial Group, Inc.	18,912	334,175
		27,937,637
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	523,770	16,016,886
CenturyLink, Inc.	68,373	714,498
Verizon Communications, Inc.	297,100	16,147,385
		32,878,769
Electric Utilities - 1.5%
Alliant Energy Corp.	16,970	805,396
American Electric Power Co., Inc.	35,472	3,054,849
Duke Energy Corp.	52,279	4,475,605
Edison International	23,427	1,390,861
Entergy Corp.	13,629	1,322,967
Evergy, Inc.	18,313	1,064,718
Eversource Energy	22,782	1,682,223
Exelon Corp.	69,718	3,352,041
FirstEnergy Corp.	36,215	1,493,507
NextEra Energy, Inc.	34,378	6,814,063
Pinnacle West Capital Corp.	8,065	757,384
PPL Corp.	51,830	1,542,461
Southern Co. (The)	74,365	3,978,528
Xcel Energy, Inc.	36,966	2,119,630
		33,854,233
Electrical Equipment - 0.3%
AMETEK, Inc.	16,336	1,337,755
Eaton Corp. plc	30,458	2,268,816
Emerson Electric Co.	44,202	2,662,729
Rockwell Automation, Inc.	8,593	1,279,068
		7,548,368
Electronic Equipment, Instruments & Components - 0.3%
Amphenol Corp., Class A	21,435	1,864,845
Corning, Inc.	56,574	1,631,594
FLIR Systems, Inc.	9,738	470,638
IPG Photonics Corp.*	2,549	319,058
Keysight Technologies, Inc.*	13,493	1,013,729
TE Connectivity Ltd.	24,365	2,052,264
		7,352,128
Energy Equipment & Services - 0.3%
Baker Hughes a GE Co.	36,919	790,436
Halliburton Co.	62,740	1,335,735
Helmerich & Payne, Inc.	7,866	384,726
National Oilwell Varco, Inc.	27,570	574,834
Schlumberger Ltd.	99,651	3,456,893
TechnipFMC plc	30,586	636,189
		7,178,813
Entertainment - 1.5%
Activision Blizzard, Inc.	54,905	2,381,230
Electronic Arts, Inc.*	21,548	2,005,688
Netflix, Inc.*	31,394	10,776,932
Take-Two Interactive Software, Inc.*	8,134	879,692
Viacom, Inc., Class B	25,422	738,000
Walt Disney Co. (The)	125,573	16,580,659
		33,362,201
Equity Real Estate Investment Trusts (REITs) - 2.3%
Alexandria Real Estate Equities, Inc.	8,105	1,186,653
American Tower Corp.	31,722	6,622,602
Apartment Investment & Management Co., Class A	11,173	558,091
AvalonBay Communities, Inc.	9,962	2,022,386
Boston Properties, Inc.	11,113	1,453,914
Crown Castle International Corp.	29,881	3,884,829
Digital Realty Trust, Inc.	14,937	1,758,384
Duke Realty Corp.	25,829	777,195
Equinix, Inc.	5,986	2,907,939
Equity Residential	26,594	2,036,303
Essex Property Trust, Inc.	4,724	1,378,180
Extra Space Storage, Inc.	9,149	980,407
Federal Realty Investment Trust	5,350	699,405

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
HCP, Inc.	34,348	1,089,175
Host Hotels & Resorts, Inc.	53,237	964,122
Iron Mountain, Inc.	20,593	631,175
Kimco Realty Corp.	30,292	527,081
Macerich Co. (The)	7,612	276,544
Mid-America Apartment Communities, Inc.	8,189	935,020
Prologis, Inc.	45,325	3,339,093
Public Storage	10,791	2,566,963
Realty Income Corp.	21,845	1,530,898
Regency Centers Corp.	12,044	794,422
SBA Communications Corp.*	8,094	1,751,622
Simon Property Group, Inc.	22,212	3,600,343
SL Green Realty Corp.	6,015	517,290
UDR, Inc.	19,823	887,674
Ventas, Inc.	25,615	1,647,044
Vornado Realty Trust	12,466	825,623
Welltower, Inc.	27,778	2,256,129
Weyerhaeuser Co.	53,679	1,223,881
		51,630,387
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	31,673	7,588,217
Kroger Co. (The)	57,358	1,308,336
Sysco Corp.	33,967	2,337,609
Walgreens Boots Alliance, Inc.	57,660	2,844,944
Walmart, Inc.	102,359	10,383,297
		24,462,403
Food Products - 0.9%
Archer-Daniels-Midland Co.	40,271	1,543,185
Campbell Soup Co.	13,847	502,785
Conagra Brands, Inc.	34,922	934,862
General Mills, Inc.	42,909	2,121,421
Hershey Co. (The)	10,003	1,319,996
Hormel Foods Corp.	19,599	773,964
JM Smucker Co. (The)	8,179	994,239
Kellogg Co.	18,053	948,866
Kraft Heinz Co. (The)	44,720	1,236,508
Lamb Weston Holdings, Inc.	10,536	624,258
McCormick & Co., Inc. (Non-Voting)	8,819	1,376,117
Mondelez International, Inc., Class A	103,839	5,280,213
Tyson Foods, Inc., Class A	21,233	1,611,372
		19,267,786
Gas Utilities - 0.0%(b)
Atmos Energy Corp.	8,406	855,731

Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	126,276	9,613,392
ABIOMED, Inc.*	3,248	850,716
Align Technology, Inc.*	5,238	1,489,425
Baxter International, Inc.	34,274	2,517,083
Becton Dickinson and Co.	19,343	4,515,430
Boston Scientific Corp.*	99,650	3,827,556
Cooper Cos., Inc. (The)	3,556	1,058,941
Danaher Corp.	45,175	5,963,552
DENTSPLY SIRONA, Inc.	16,820	906,093
Edwards Lifesciences Corp.*	14,933	2,549,063
Hologic, Inc.*	19,262	847,721
IDEXX Laboratories, Inc.*	6,185	1,544,827
Intuitive Surgical, Inc.*	8,235	3,828,040
Medtronic plc	96,425	8,927,027
ResMed, Inc.	10,300	1,175,436
Stryker Corp.	22,237	4,074,708
Teleflex, Inc.	3,309	953,985
Varian Medical Systems, Inc.*	6,521	823,341
Zimmer Biomet Holdings, Inc.	14,692	1,673,860
		57,140,196
Health Care Providers & Services - 2.1%
AmerisourceBergen Corp.	11,229	874,290
Anthem, Inc.	18,477	5,136,236
Cardinal Health, Inc.	21,429	901,518
Centene Corp.*	29,699	1,715,117
Cigna Corp.	27,331	4,045,535
CVS Health Corp.	93,261	4,884,079
DaVita, Inc.*	9,096	394,948
HCA Healthcare, Inc.	19,204	2,322,916
Henry Schein, Inc.*	10,883	701,518
Humana, Inc.	9,745	2,386,161
Laboratory Corp. of America Holdings*	7,094	1,153,555
McKesson Corp.	13,787	1,683,944
Quest Diagnostics, Inc.	9,655	926,011
UnitedHealth Group, Inc.	68,990	16,681,782
Universal Health Services, Inc., Class B	6,003	717,659
WellCare Health Plans, Inc.*	3,595	992,903
		45,518,172
Health Care Technology - 0.1%
Cerner Corp.*	23,327	1,632,190

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	28,795	1,474,016
Chipotle Mexican Grill, Inc.*	1,753	1,156,927
Darden Restaurants, Inc.	8,878	1,032,689
Hilton Worldwide Holdings, Inc.	21,052	1,882,891
Marriott International, Inc., Class A	20,271	2,530,632
McDonald’s Corp.	55,023	10,909,410
MGM Resorts International	36,667	910,075
Norwegian Cruise Line Holdings Ltd.*	15,651	856,266
Royal Caribbean Cruises Ltd.	12,332	1,501,544
Starbucks Corp.	89,411	6,800,601
Wynn Resorts Ltd.	6,966	747,661
Yum! Brands, Inc.	22,031	2,254,873
		32,057,585
Household Durables - 0.2%
DR Horton, Inc.	24,435	1,044,841
Garmin Ltd.	8,717	666,676
Leggett & Platt, Inc.	9,419	334,469
Lennar Corp., Class A	20,565	1,021,258
Mohawk Industries, Inc.*	4,423	599,538
Newell Brands, Inc.	27,963	375,263
PulteGroup, Inc.	18,335	568,385
Whirlpool Corp.	4,573	525,346
		5,135,776
Household Products - 1.3%
Church & Dwight Co., Inc.	17,681	1,315,643
Clorox Co. (The)	9,217	1,371,582
Colgate-Palmolive Co.	61,954	4,313,238
Kimberly-Clark Corp.	24,771	3,167,963
Procter & Gamble Co. (The)	179,865	18,509,907
		28,678,333
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	47,622	752,428

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
NRG Energy, Inc.	20,201	687,642
		1,440,070
Industrial Conglomerates - 1.1%
3M Co.	41,399	6,613,491
General Electric Co.	625,896	5,908,458
Honeywell International, Inc.	52,416	8,612,473
Roper Technologies, Inc.	7,447	2,561,172
		23,695,594
Insurance - 1.9%
Aflac, Inc.	53,952	2,767,738
Allstate Corp. (The)	23,872	2,280,015
American International Group, Inc.	62,514	3,192,590
Aon plc	17,252	3,106,568
Arthur J Gallagher & Co.	13,230	1,113,966
Assurant, Inc.	4,436	443,422
Chubb Ltd.	32,952	4,813,299
Cincinnati Financial Corp.	10,893	1,070,128
Everest Re Group Ltd.	2,928	725,148
Hartford Financial Services Group, Inc. (The)	25,847	1,361,103
Lincoln National Corp.	14,686	873,083
Loews Corp.	19,702	1,011,895
Marsh & McLennan Cos., Inc.	36,321	3,472,288
MetLife, Inc.	68,837	3,180,958
Principal Financial Group, Inc.	18,611	959,769
Progressive Corp. (The)	41,982	3,328,333
Prudential Financial, Inc.	29,410	2,716,896
Torchmark Corp.	7,291	623,453
Travelers Cos., Inc. (The)	18,943	2,757,532
Unum Group	15,437	486,111
Willis Towers Watson plc	9,280	1,628,640
		41,912,935
Interactive Media & Services - 3.7%
Alphabet, Inc., Class A*	21,529	23,821,838
Alphabet, Inc., Class C*	22,106	24,396,845
Facebook, Inc., Class A*	171,521	30,439,832
TripAdvisor, Inc.*	7,394	312,544
Twitter, Inc.*	52,375	1,908,545
		80,879,604
Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc.*	29,674	52,673,427
Booking Holdings, Inc.*	3,242	5,369,465
eBay, Inc.	61,835	2,221,732
Expedia Group, Inc.	8,408	966,920
		61,231,544
IT Services - 4.0%
Accenture plc, Class A	45,835	8,161,839
Akamai Technologies, Inc.*	11,743	884,953
Alliance Data Systems Corp.	3,282	451,275
Automatic Data Processing, Inc.	31,324	5,015,599
Broadridge Financial Solutions, Inc.	8,316	1,038,419
Cognizant Technology Solutions Corp., Class A	41,344	2,560,434
DXC Technology Co.	19,282	916,666
Fidelity National Information Services, Inc.	23,221	2,793,486
Fiserv, Inc.*	28,157	2,417,560
FleetCor Technologies, Inc.*	6,173	1,593,930
Gartner, Inc.*	6,451	976,036
Global Payments, Inc.	11,330	1,745,273
International Business Machines Corp.	63,982	8,125,074
Jack Henry & Associates, Inc.	5,551	728,402
Mastercard, Inc., Class A	64,903	16,322,456
Paychex, Inc.	22,979	1,971,368
PayPal Holdings, Inc.*	84,355	9,257,961
Total System Services, Inc.	11,708	1,446,289
VeriSign, Inc.*	7,574	1,476,779
Visa, Inc., Class A	125,842	20,302,090
Western Union Co. (The)	31,344	608,074
		88,793,963
Leisure Products - 0.1%
Hasbro, Inc.	8,323	791,850
Mattel, Inc.*(c)	24,833	244,605
		1,036,455
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	22,836	1,531,154
Illumina, Inc.*	10,576	3,245,880
IQVIA Holdings, Inc.*	11,380	1,545,973
Mettler-Toledo International, Inc.*	1,788	1,292,885
PerkinElmer, Inc.	7,972	688,303
Thermo Fisher Scientific, Inc.	28,946	7,728,003
Waters Corp.*	5,140	1,031,649
		17,063,847
Machinery - 1.1%
Caterpillar, Inc.	41,375	4,957,139
Cummins, Inc.	10,408	1,569,110
Deere & Co.	22,907	3,210,874
Dover Corp.	10,418	931,473
Flowserve Corp.	9,424	437,745
Fortive Corp.	21,172	1,612,248
Illinois Tool Works, Inc.	21,705	3,030,886
Ingersoll-Rand plc	17,414	2,060,773
PACCAR, Inc.	24,930	1,640,893
Parker-Hannifin Corp.	9,301	1,416,728
Pentair plc	11,334	394,650
Snap-on, Inc.	3,997	623,212
Stanley Black & Decker, Inc.	10,880	1,384,154
Wabtec Corp.	11,406	711,506
Xylem, Inc.	12,909	958,106
		24,939,497
Media - 1.1%
CBS Corp. (Non-Voting), Class B	25,000	1,207,000
Charter Communications, Inc., Class A*	12,474	4,700,203
Comcast Corp., Class A	324,738	13,314,258
Discovery, Inc., Class A*	11,287	307,684
Discovery, Inc., Class C*	25,923	664,666
DISH Network Corp., Class A*	16,496	595,670
Fox Corp., Class A	25,363	893,538
Fox Corp., Class B	11,677	405,309
Interpublic Group of Cos., Inc. (The)	27,682	587,412
News Corp., Class A	27,698	315,480
News Corp., Class B	8,898	103,662
Omnicom Group, Inc.	16,090	1,244,722
		24,339,604
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	104,193	1,011,714
Newmont Goldcorp Corp.	58,754	1,944,170
Nucor Corp.	21,955	1,053,840
		4,009,724
Multiline Retail - 0.4%
Dollar General Corp.	18,903	2,405,974
Dollar Tree, Inc.*	17,111	1,738,307

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Kohl’s Corp.	11,870	585,428
Macy’s, Inc.	22,114	454,885
Nordstrom, Inc.	7,701	241,041
Target Corp.	37,529	3,019,208
		8,444,843
Multi-Utilities - 0.8%
Ameren Corp.	17,585	1,289,684
CenterPoint Energy, Inc.	36,040	1,024,978
CMS Energy Corp.	20,382	1,143,634
Consolidated Edison, Inc.	23,082	1,991,977
Dominion Energy, Inc.	57,480	4,321,346
DTE Energy Co.	13,081	1,641,273
NiSource, Inc.	26,790	746,102
Public Service Enterprise Group, Inc.	36,348	2,135,808
Sempra Energy	19,705	2,590,222
WEC Energy Group, Inc.	22,686	1,827,357
		18,712,381
Oil, Gas & Consumable Fuels - 3.3%
Anadarko Petroleum Corp.	35,916	2,527,409
Apache Corp.	26,992	703,681
Cabot Oil & Gas Corp.	30,441	761,634
Chevron Corp.	136,647	15,557,261
Cimarex Energy Co.	7,294	417,144
Concho Resources, Inc.	14,417	1,413,010
ConocoPhillips	81,571	4,809,426
Devon Energy Corp.	29,867	751,454
Diamondback Energy, Inc.	11,114	1,089,839
EOG Resources, Inc.	41,731	3,416,934
Exxon Mobil Corp.	304,644	21,559,656
Hess Corp.	18,307	1,022,629
HollyFrontier Corp.	11,293	428,908
Kinder Morgan, Inc.	140,009	2,793,180
Marathon Oil Corp.	58,854	773,930
Marathon Petroleum Corp.	48,432	2,227,388
Noble Energy, Inc.	34,772	744,121
Occidental Petroleum Corp.	53,890	2,682,105
ONEOK, Inc.	29,597	1,882,961
Phillips 66	30,165	2,437,332
Pioneer Natural Resources Co.	12,103	1,718,142
Valero Energy Corp.	30,021	2,113,478
Williams Cos., Inc. (The)	87,074	2,297,012
		74,128,634
Personal Products - 0.1%
Coty, Inc., Class A	21,600	266,544
Estee Lauder Cos., Inc. (The), Class A	15,696	2,527,527
		2,794,071
Pharmaceuticals - 3.5%
Allergan plc	22,476	2,740,049
Bristol-Myers Squibb Co.	117,396	5,326,257
Eli Lilly & Co.	62,098	7,199,642
Johnson & Johnson	191,479	25,112,471
Merck & Co., Inc.	185,602	14,701,534
Mylan NV*	37,072	622,810
Nektar Therapeutics*	12,520	392,126
Perrigo Co. plc	8,990	377,760
Pfizer, Inc.	399,187	16,574,244
Zoetis, Inc.	34,421	3,478,242
		76,525,135
Professional Services - 0.2%
Equifax, Inc.	8,678	1,049,170
IHS Markit Ltd.*	26,133	1,499,773
Nielsen Holdings plc	25,557	580,910
Robert Half International, Inc.	8,557	459,169
Verisk Analytics, Inc.	11,755	1,645,700
		5,234,722
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	22,462	1,026,513

Road & Rail - 0.8%
CSX Corp.	55,718	4,149,319
JB Hunt Transport Services, Inc.	6,250	532,125
Kansas City Southern	7,259	822,300
Norfolk Southern Corp.	19,235	3,753,518
Union Pacific Corp.	51,981	8,669,391
		17,926,653
Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc.*	63,341	1,736,177
Analog Devices, Inc.	26,488	2,559,271
Applied Materials, Inc.	68,260	2,640,979
Broadcom, Inc.	28,485	7,167,965
Intel Corp.	323,337	14,239,762
KLA-Tencor Corp.	11,876	1,224,059
Lam Research Corp.	10,971	1,915,646
Maxim Integrated Products, Inc.	19,655	1,033,657
Microchip Technology, Inc.	17,035	1,363,311
Micron Technology, Inc.*	80,607	2,628,594
NVIDIA Corp.	43,576	5,902,805
Qorvo, Inc.*	8,834	540,464
QUALCOMM, Inc.	87,028	5,815,211
Skyworks Solutions, Inc.	12,517	834,008
Texas Instruments, Inc.	67,477	7,038,526
Xilinx, Inc.	18,201	1,862,144
		58,502,579
Software - 5.0%
Adobe, Inc.*	35,071	9,500,734
ANSYS, Inc.*	6,022	1,080,949
Autodesk, Inc.*	15,754	2,534,976
Cadence Design Systems, Inc.*	20,154	1,281,190
Citrix Systems, Inc.*	8,995	846,609
Fortinet, Inc.*	10,425	755,604
Intuit, Inc.	18,630	4,561,556
Microsoft Corp.	551,647	68,227,701
Oracle Corp.	183,216	9,270,730
Red Hat, Inc.*	12,704	2,341,347
salesforce.com, Inc.*	54,998	8,327,247
Symantec Corp.	45,956	860,756
Synopsys, Inc.*	10,760	1,252,894
		110,842,293
Specialty Retail - 1.7%
Advance Auto Parts, Inc.	5,151	798,405
AutoZone, Inc.*	1,801	1,849,825
Best Buy Co., Inc.	16,835	1,055,049
CarMax, Inc.*	12,231	957,443
Foot Locker, Inc.	8,118	319,443
Gap, Inc. (The)	15,357	286,869
Home Depot, Inc. (The)	81,215	15,418,668
L Brands, Inc.	16,398	368,299
Lowe’s Cos., Inc.	57,587	5,371,715
O’Reilly Automotive, Inc.*	5,638	2,093,784
Ross Stores, Inc.	26,646	2,477,812
Tiffany & Co.	7,804	695,414
TJX Cos., Inc. (The)	88,981	4,474,855
Tractor Supply Co.	8,719	878,701

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ulta Beauty, Inc.*	4,053	1,351,189
		38,397,471
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	322,086	56,387,596
Hewlett Packard Enterprise Co.	98,999	1,358,266
HP, Inc.	110,268	2,059,806
NetApp, Inc.	17,760	1,051,392
Seagate Technology plc	18,428	771,212
Western Digital Corp.	20,914	778,419
Xerox Corp.	14,365	439,713
		62,846,404
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd.*	10,974	356,436
Hanesbrands, Inc.	25,985	385,877
Kontoor Brands, Inc.*	5	151
NIKE, Inc., Class B	90,510	6,981,941
PVH Corp.	5,444	463,774
Ralph Lauren Corp.	3,796	399,073
Tapestry, Inc.	20,851	595,505
Under Armour, Inc., Class A*	13,496	307,709
Under Armour, Inc., Class C*	13,838	279,943
VF Corp.	23,330	1,910,260
		11,680,669
Tobacco - 0.7%
Altria Group, Inc.	134,773	6,611,964
Philip Morris International, Inc.	111,764	8,620,357
		15,232,321
Trading Companies & Distributors - 0.1%
Fastenal Co.	41,154	1,258,901
United Rentals, Inc.*	5,720	629,772
WW Grainger, Inc.	3,249	850,231
		2,738,904
Water Utilities - 0.1%
American Water Works Co., Inc.	12,991	1,468,243

TOTAL COMMON STOCKS (Cost $1,861,250,933)		1,649,098,830

SECURITIES LENDING REINVESTMENTS(d) - 0.0%(b)

INVESTMENT COMPANIES - 0.0%(b)
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $223,531)	223,531	223,531

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 15.1%

REPURCHASE AGREEMENTS(e) - 14.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $312,396,795 (Cost $312,332,777)	312,332,777	312,332,777

U.S. TREASURY OBLIGATIONS - 1.0%
U.S. Treasury Bills
2.36%, 6/6/2019(f)	4,851,000	4,850,132
2.37%, 6/13/2019(f)	4,851,000	4,847,958
2.31%, 6/20/2019(f)	6,395,000	6,388,175
2.33%, 7/18/2019(f)	6,046,000	6,028,722
TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,111,511)		22,114,987

TOTAL SHORT-TERM INVESTMENTS (Cost $334,444,288)		334,447,764

Total Investments - 89.6% (Cost $2,195,918,752)		1,983,770,125
Other Assets Less Liabilities - 10.4%		231,495,203
Net Assets - 100.0%		2,215,265,328

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $159,891,881.
(b)	Represents less than 0.05% of net assets.
(c)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $200,162, collateralized in the form of cash with a value of $223,531 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments.

(d)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $223,531.
(e)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(f)	The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$165,607,950
Aggregate gross unrealized depreciation	(337,891,890)
Net unrealized depreciation	$(172,283,940)
Federal income tax cost	$2,201,160,588

See accompanying notes to the financial statements.

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	1,530	6/21/2019	USD	$210,528,000	$(6,009,670)

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
237,581,341	11/6/2019	Bank of America NA	2.66%	S&P 500®	(7,411,374)	7,264,374	147,000	—

222,803,503	11/6/2020	BNP Paribas SA	3.01%	S&P 500®	24,667,087	(24,667,087)	—	—

205,205,306	11/6/2019	Citibank NA	2.89%	S&P 500®	20,663,499	—	(20,663,499)	—

290,892,420	11/6/2019	Credit Suisse International	3.06%	S&P 500®	(14,010,508)	11,803,598	2,206,910	—

140,636,139	11/6/2019	Deutsche Bank AG	2.96%	S&P 500®	56,180,792	(53,347,792)	(2,833,000)	—

182,503,514	11/6/2019	Goldman Sachs International	2.94%	S&P 500®	13,984,106
770,561,854	11/6/2019	Goldman Sachs International	2.84%	SPDR® S&P 500® ETF Trust	(35,862,883)
953,065,368					(21,878,777)	—	21,878,777	—
29,916,571	12/2/2019	Morgan Stanley & Co. International plc	2.96%	S&P 500®	(2,343,471)	1,273,819	278,641	(791,011)

251,110,113	11/6/2019	Societe Generale	3.11%	S&P 500®	358,592	(358,592)	—	—

241,212,926	11/6/2020	UBS AG	2.96%	S&P 500®	(5,109,647)	3,176,466	1,933,181	—

2,572,423,687					51,116,193
				Total Unrealized Appreciation	115,854,076
				Total Unrealized Depreciation	(64,737,883)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD	U.S. Dollar

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)
COMMON STOCKS(a) - 85.2%
Aerospace & Defense - 2.3%
AAR Corp.	939	28,254
Aerojet Rocketdyne Holdings, Inc.*	2,076	80,092
Aerovironment, Inc.*	613	39,692
Axon Enterprise, Inc.*	1,693	113,059
Cubic Corp.	825	46,546
Mercury Systems, Inc.*	1,558	107,128
Moog, Inc., Class A	934	76,980
National Presto Industries, Inc.(b)	145	14,194
Triumph Group, Inc.	1,435	27,825
		533,770
Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc.*	741	26,224
Echo Global Logistics, Inc.*	801	15,755
Forward Air Corp.	829	46,283
Hub Group, Inc., Class A*	982	38,259
		126,521
Airlines - 0.7%
Allegiant Travel Co.	370	51,841
Hawaiian Holdings, Inc.	1,394	34,822
SkyWest, Inc.	1,486	87,258
		173,921
Auto Components - 1.7%
American Axle & Manufacturing Holdings, Inc.*	3,216	32,514
Cooper Tire & Rubber Co.	1,441	39,743
Cooper-Standard Holdings, Inc.*	467	18,054
Dorman Products, Inc.*	836	68,268
Fox Factory Holding Corp.*	1,093	73,253
Garrett Motion, Inc.*	2,130	32,759
Gentherm, Inc.*	969	36,221
LCI Industries	716	59,335
Motorcar Parts of America, Inc.*	541	9,581
Standard Motor Products, Inc.	581	24,623
Superior Industries International, Inc.	662	2,443
		396,794
Automobiles - 0.1%
Winnebago Industries, Inc.	839	26,965

Banks - 7.6%
Ameris Bancorp	1,148	40,513
Banc of California, Inc.	1,227	16,233
Banner Corp.	899	45,363
Berkshire Hills Bancorp, Inc.	1,314	38,356
Boston Private Financial Holdings, Inc.	2,411	24,713
Brookline Bancorp, Inc.	2,296	32,948
Central Pacific Financial Corp.	831	23,093
City Holding Co.	478	34,918
Columbia Banking System, Inc.	2,109	70,335
Community Bank System, Inc.	1,477	91,293
Customers Bancorp, Inc.*	823	16,230
CVB Financial Corp.	2,941	60,438
Eagle Bancorp, Inc.	911	48,356
Fidelity Southern Corp.	636	17,916
First Bancorp/PR	6,252	62,270
First Commonwealth Financial Corp.	2,839	35,686
First Financial Bancorp	2,832	63,210
First Midwest Bancorp, Inc.	3,075	59,932
Franklin Financial Network, Inc.	351	9,214
Glacier Bancorp, Inc.	2,433	95,884
Great Western Bancorp, Inc.	1,639	50,924
Hanmi Financial Corp.	890	18,352
Heritage Financial Corp.	955	26,835
Hope Bancorp, Inc.	3,463	44,569
Independent Bank Corp./MA	989	68,587
LegacyTexas Financial Group, Inc.	1,300	47,450
National Bank Holdings Corp., Class A	746	26,177
NBT Bancorp, Inc.	1,259	45,261
OFG Bancorp	1,255	23,569
Old National Bancorp	4,336	69,116
Opus Bank	622	12,484
Pacific Premier Bancorp, Inc.	1,295	36,648
Preferred Bank	401	17,552
S&T Bancorp, Inc.	996	37,549
Seacoast Banking Corp. of Florida*	1,477	34,252
ServisFirst Bancshares, Inc.	1,324	41,494
Simmons First National Corp., Class A	2,658	60,629
Southside Bancshares, Inc.	911	29,671
Tompkins Financial Corp.	357	28,214
Triumph Bancorp, Inc.*	707	19,845
United Community Banks, Inc.	2,281	60,469
Veritex Holdings, Inc.	1,299	33,034
Westamerica Bancorp	774	46,355
		1,765,937
Beverages - 0.3%
Coca-Cola Consolidated, Inc.	134	40,469
MGP Ingredients, Inc.	366	22,037
		62,506
Biotechnology - 2.1%
Acorda Therapeutics, Inc.*	1,138	10,572
AMAG Pharmaceuticals, Inc.*	999	9,520
Anika Therapeutics, Inc.*	409	15,542
Arrowhead Pharmaceuticals, Inc.*(b)	2,695	63,898
Cytokinetics, Inc.*	1,661	17,225
Eagle Pharmaceuticals, Inc.*	297	15,091
Emergent BioSolutions, Inc.*	1,297	51,776
Enanta Pharmaceuticals, Inc.*	453	40,983
Momenta Pharmaceuticals, Inc.*	2,835	32,971
Myriad Genetics, Inc.*	2,109	52,240
Progenics Pharmaceuticals, Inc.*(b)	2,433	10,194
REGENXBIO, Inc.*	880	37,858
Repligen Corp.*	1,195	83,017
Spectrum Pharmaceuticals, Inc.*	3,036	22,345
Vanda Pharmaceuticals, Inc.*	1,515	22,240
		485,472
Building Products - 1.6%
AAON, Inc.	1,167	52,970
American Woodmark Corp.*	432	31,316
Apogee Enterprises, Inc.	782	28,348
Gibraltar Industries, Inc.*	924	32,987
Griffon Corp.	996	14,322
Insteel Industries, Inc.	526	9,615
Patrick Industries, Inc.*	653	26,636
PGT Innovations, Inc.*	1,672	25,013
Quanex Building Products Corp.	958	14,859
Simpson Manufacturing Co., Inc.	1,162	70,696

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Universal Forest Products, Inc.	1,753	56,534
		363,296
Capital Markets - 0.8%
Blucora, Inc.*	1,387	42,956
Donnelley Financial Solutions, Inc.*	982	12,108
Greenhill & Co., Inc.	506	7,575
INTL. FCStone, Inc.*	461	16,024
Piper Jaffray Cos.	421	29,815
Virtus Investment Partners, Inc.	202	20,521
Waddell & Reed Financial, Inc., Class A	2,197	35,482
WisdomTree Investments, Inc.	3,394	20,398
		184,879
Chemicals - 2.2%
AdvanSix, Inc.*	835	20,357
American Vanguard Corp.	768	10,199
Balchem Corp.	929	84,251
Ferro Corp.*	2,403	32,537
FutureFuel Corp.	743	7,712
Hawkins, Inc.	277	9,850
HB Fuller Co.	1,464	57,725
Innophos Holdings, Inc.	564	14,997
Innospec, Inc.	703	56,739
Koppers Holdings, Inc.*	591	15,756
Kraton Corp.*	919	22,488
Livent Corp.*	4,202	26,557
LSB Industries, Inc.*	589	1,973
Quaker Chemical Corp.	384	69,450
Rayonier Advanced Materials, Inc.	1,418	9,260
Stepan Co.	583	49,473
Tredegar Corp.	735	11,459
		500,783
Commercial Services & Supplies - 2.3%
ABM Industries, Inc.	1,906	69,093
Brady Corp., Class A	1,414	65,468
Interface, Inc.	1,711	24,758
LSC Communications, Inc.	959	4,651
Matthews International Corp., Class A	917	31,206
Mobile Mini, Inc.	1,286	39,442
Multi-Color Corp.	402	19,996
Pitney Bowes, Inc.	5,409	19,743
RR Donnelley & Sons Co.	2,027	4,500
Team, Inc.*	866	12,574
Tetra Tech, Inc.	1,589	107,289
UniFirst Corp.	444	70,498
US Ecology, Inc.	635	37,795
Viad Corp.	581	36,510
		543,523
Communications Equipment - 1.1%
ADTRAN, Inc.	1,375	21,560
Applied Optoelectronics, Inc.*(b)	544	4,711
CalAmp Corp.*	986	10,018
Comtech Telecommunications Corp.	688	14,551
Digi International, Inc.*	797	8,679
Extreme Networks, Inc.*	3,360	18,917
Finisar Corp.*	3,393	71,185
Harmonic, Inc.*	2,552	13,322
NETGEAR, Inc.*	907	22,856
Viavi Solutions, Inc.*	6,562	79,072
		264,871
Construction & Engineering - 0.5%
Aegion Corp.*	915	13,176
Arcosa, Inc.	1,400	47,446
Comfort Systems USA, Inc.	1,061	50,058
MYR Group, Inc.*	477	15,402
		126,082
Construction Materials - 0.1%
US Concrete, Inc.*	455	21,189

Consumer Finance - 1.0%
Encore Capital Group, Inc.*	738	25,343
Enova International, Inc.*	964	20,581
EZCORP, Inc., Class A*	1,510	13,258
FirstCash, Inc.	1,254	118,779
PRA Group, Inc.*	1,304	36,003
World Acceptance Corp.*	188	24,871
		238,835
Containers & Packaging - 0.1%
Myers Industries, Inc.	1,017	17,208
Distributors - 0.2%
Core-Mark Holding Co., Inc.	1,320	48,682
Diversified Consumer Services - 0.8%
American Public Education, Inc.*	473	13,235
Career Education Corp.*	2,008	37,690
Regis Corp.*	869	16,198
Strategic Education, Inc.	626	110,170
		177,293
Diversified Telecommunication Services - 1.1%
ATN International, Inc.	313	18,311
Cincinnati Bell, Inc.*	1,449	9,274
Cogent Communications Holdings, Inc.	1,201	70,258
Consolidated Communications Holdings, Inc.	2,049	8,196
Frontier Communications Corp.*(b)	3,031	5,698
Iridium Communications, Inc.*	2,810	60,218
Vonage Holdings Corp.*	6,351	75,196
		247,151
Electric Utilities - 0.3%
El Paso Electric Co.	1,173	68,269

Electrical Equipment - 0.4%
AZZ, Inc.	751	31,602
Encore Wire Corp.	601	29,996
Powell Industries, Inc.	252	8,674
Vicor Corp.*	467	14,155
		84,427
Electronic Equipment, Instruments & Components - 3.6%
Anixter International, Inc.*	829	44,235
Arlo Technologies, Inc.*	2,137	7,330
Badger Meter, Inc.	838	44,246
Bel Fuse, Inc., Class B	290	5,011
Benchmark Electronics, Inc.	1,110	24,520
Control4 Corp.*	763	18,053
CTS Corp.	942	24,925
Daktronics, Inc.	1,140	7,079
ePlus, Inc.*	392	27,699
Fabrinet*	1,061	45,241
FARO Technologies, Inc.*	497	21,918
II-VI, Inc.*	1,715	53,902
Insight Enterprises, Inc.*	1,022	52,613

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Itron, Inc.*	967	54,780
KEMET Corp.	1,663	26,442
Knowles Corp.*	2,597	40,851
Methode Electronics, Inc.	1,065	26,231
MTS Systems Corp.	515	27,944
OSI Systems, Inc.*	484	50,138
Park Electrochemical Corp.	554	8,277
Plexus Corp.*	890	44,082
Rogers Corp.*	531	73,273
Sanmina Corp.*	1,969	52,356
ScanSource, Inc.*	740	21,615
TTM Technologies, Inc.*	2,674	22,809
		825,570
Energy Equipment & Services - 1.7%
Archrock, Inc.	3,753	33,289
C&J Energy Services, Inc.*	1,768	20,933
Diamond Offshore Drilling, Inc.*(b)	1,859	14,630
DMC Global, Inc.	407	27,529
Dril-Quip, Inc.*	1,047	43,189
Era Group, Inc.*	589	4,329
Exterran Corp.*	905	12,489
Geospace Technologies Corp.*	392	4,904
Gulf Island Fabrication, Inc.*	399	3,192
Helix Energy Solutions Group, Inc.*	4,025	27,209
KLX Energy Services Holdings, Inc.*	644	12,687
Matrix Service Co.*	771	13,955
Nabors Industries Ltd.	9,397	22,177
Newpark Resources, Inc.*	2,598	18,160
Noble Corp. plc*	7,158	13,886
Oil States International, Inc.*	1,741	28,970
Pioneer Energy Services Corp.*	2,258	711
ProPetro Holding Corp.*	2,135	41,462
SEACOR Holdings, Inc.*	496	20,639
Superior Energy Services, Inc.*	4,488	7,271
TETRA Technologies, Inc.*	3,618	5,572
US Silica Holdings, Inc.	2,105	21,850
		399,033
Entertainment - 0.1%
Marcus Corp. (The)	620	21,675

Equity Real Estate Investment Trusts (REITs) - 5.7%
Acadia Realty Trust	2,347	64,190
Agree Realty Corp.	1,082	72,440
American Assets Trust, Inc.	1,090	49,475
Armada Hoffler Properties, Inc.	1,449	23,908
CareTrust REIT, Inc.	2,720	66,123
CBL & Associates Properties, Inc.(b)	4,992	4,065
Cedar Realty Trust, Inc.	2,479	7,016
Chatham Lodging Trust	1,340	25,514
Chesapeake Lodging Trust	1,749	50,319
Community Healthcare Trust, Inc.	512	20,035
DiamondRock Hospitality Co.	5,796	57,438
Easterly Government Properties, Inc.	1,957	36,028
Four Corners Property Trust, Inc.	1,967	56,571
Franklin Street Properties Corp.	3,086	22,343
Getty Realty Corp.	976	30,217
Global Net Lease, Inc.	2,413	44,423
Hersha Hospitality Trust	1,038	17,698
Independence Realty Trust, Inc.	2,569	28,208
Innovative Industrial Properties, Inc.(b)	281	23,612
iStar, Inc.	1,861	20,490
Kite Realty Group Trust	2,413	36,678
Lexington Realty Trust	6,020	55,203
LTC Properties, Inc.	1,143	51,149
National Storage Affiliates Trust	1,632	48,617
NorthStar Realty Europe Corp.	1,434	23,618
Office Properties Income Trust	1,384	33,091
Pennsylvania REIT(b)	1,714	10,987
Retail Opportunity Investments Corp.	3,281	54,924
RPT Realty	2,307	28,076
Saul Centers, Inc.	333	17,879
Summit Hotel Properties, Inc.	3,016	34,473
Universal Health Realty Income Trust	364	29,837
Urstadt Biddle Properties, Inc., Class A	861	18,839
Washington Prime Group, Inc.	5,355	21,955
Washington REIT	2,301	61,230
Whitestone REIT	1,145	14,507
Xenia Hotels & Resorts, Inc.	3,243	67,811
		1,328,987
Food & Staples Retailing - 0.3%
Andersons, Inc. (The)	758	20,595
Chefs’ Warehouse, Inc. (The)*	664	21,029
SpartanNash Co.	1,035	11,944
United Natural Foods, Inc.*	1,477	14,991
		68,559
Food Products - 1.3%
B&G Foods, Inc.(b)	1,889	41,464
Calavo Growers, Inc.	450	39,353
Cal-Maine Foods, Inc.	870	32,207
Darling Ingredients, Inc.*	4,739	89,567
Dean Foods Co.	2,632	2,895
J&J Snack Foods Corp.	432	69,487
John B Sanfilippo & Son, Inc.	253	19,392
Seneca Foods Corp., Class A*	191	4,718
		299,083
Gas Utilities - 0.6%
Northwest Natural Holding Co.	832	57,258
South Jersey Industries, Inc.	2,657	83,829
		141,087
Health Care Equipment & Supplies - 2.5%
AngioDynamics, Inc.*	1,069	20,086
Cardiovascular Systems, Inc.*	1,002	39,028
CONMED Corp.	745	59,958
CryoLife, Inc.*	980	28,175
Cutera, Inc.*	400	6,740
Heska Corp.*	197	13,810
Integer Holdings Corp.*	861	60,356
Invacare Corp.	955	5,663
Lantheus Holdings, Inc.*	1,109	26,605
LeMaitre Vascular, Inc.	457	11,795
Meridian Bioscience, Inc.	1,223	13,820
Merit Medical Systems, Inc.*	1,580	81,575
Natus Medical, Inc.*	972	24,203
Neogen Corp.*	1,499	84,469
OraSure Technologies, Inc.*	1,775	14,732
Orthofix Medical, Inc.*	549	27,082
Surmodics, Inc.*	388	15,737

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Tactile Systems Technology, Inc.*	491	23,583
Varex Imaging Corp.*	1,097	29,268
		586,685
Health Care Providers & Services - 2.3%
Addus HomeCare Corp.*	290	19,830
AMN Healthcare Services, Inc.*	1,349	65,346
BioTelemetry, Inc.*	967	46,281
Community Health Systems, Inc.*(b)	3,345	8,898
CorVel Corp.*	263	19,457
Cross Country Healthcare, Inc.*	1,040	7,394
Diplomat Pharmacy, Inc.*	1,629	7,526
Ensign Group, Inc. (The)	1,426	75,949
LHC Group, Inc.*	841	95,268
Magellan Health, Inc.*	689	45,495
Owens & Minor, Inc.	1,792	4,820
Providence Service Corp. (The)*	318	20,568
Select Medical Holdings Corp.*	3,114	43,752
Tivity Health, Inc.*	1,358	24,851
US Physical Therapy, Inc.	365	40,774
		526,209
Health Care Technology - 1.1%
Computer Programs & Systems, Inc.	345	8,905
HealthStream, Inc.*	735	18,375
HMS Holdings Corp.*	2,454	74,675
NextGen Healthcare, Inc.*	1,377	26,507
Omnicell, Inc.*	1,174	93,274
Tabula Rasa HealthCare, Inc.*	505	22,811
		244,547
Hotels, Restaurants & Leisure - 1.5%
BJ’s Restaurants, Inc.	607	25,427
Bloomin’ Brands, Inc.	2,620	50,592
Chuy’s Holdings, Inc.*	488	10,795
Dave & Buster’s Entertainment, Inc.	1,054	52,426
Dine Brands Global, Inc.	505	47,682
El Pollo Loco Holdings, Inc.*	641	6,718
Fiesta Restaurant Group, Inc.*	671	9,515
Monarch Casino & Resort, Inc.*	340	14,630
Red Robin Gourmet Burgers, Inc.*	373	9,541
Ruth’s Hospitality Group, Inc.	812	18,570
Shake Shack, Inc., Class A*	748	45,890
Wingstop, Inc.	844	67,250
		359,036
Household Durables - 2.1%
Cavco Industries, Inc.*	246	35,326
Century Communities, Inc.*	793	21,173
Ethan Allen Interiors, Inc.	711	15,088
Installed Building Products, Inc.*	603	31,018
iRobot Corp.*(b)	800	69,688
La-Z-Boy, Inc.	1,343	43,231
LGI Homes, Inc.*	536	36,555
M/I Homes, Inc.*	792	21,685
MDC Holdings, Inc.	1,410	44,316
Meritage Homes Corp.*	1,032	51,703
TopBuild Corp.*	1,001	79,349
Universal Electronics, Inc.*	397	15,638
William Lyon Homes, Class A*	941	17,446
		482,216
Household Products - 0.4%
Central Garden & Pet Co.*	297	8,361
Central Garden & Pet Co., Class A*	1,181	30,198
WD-40 Co.	398	62,219
		100,778
Industrial Conglomerates - 0.1%
Raven Industries, Inc.	1,035	33,896

Insurance - 3.1%
Ambac Financial Group, Inc.*	1,305	19,836
American Equity Investment Life Holding Co.	2,605	73,747
AMERISAFE, Inc.	555	33,061
eHealth, Inc.*	528	37,256
Employers Holdings, Inc.	945	39,255
HCI Group, Inc.	195	7,927
Horace Mann Educators Corp.	1,180	47,802
James River Group Holdings Ltd.	865	38,579
ProAssurance Corp.	1,544	57,931
RLI Corp.	1,127	96,787
Safety Insurance Group, Inc.	418	38,092
Selective Insurance Group, Inc.	1,697	121,590
Stewart Information Services Corp.	683	28,092
Third Point Reinsurance Ltd.*	2,129	21,631
United Fire Group, Inc.	614	28,821
United Insurance Holdings Corp.	619	8,344
Universal Insurance Holdings, Inc.	924	26,833
		725,584
Interactive Media & Services - 0.1%
Care.com, Inc.*	750	10,717
QuinStreet, Inc.*	1,118	17,139
		27,856
Internet & Direct Marketing Retail - 0.4%
Liquidity Services, Inc.*	767	4,311
PetMed Express, Inc.	595	10,395
Shutterfly, Inc.*	980	46,530
Shutterstock, Inc.	535	20,362
Stamps.com, Inc.*	474	15,898
		97,496
IT Services - 1.6%
Cardtronics plc, Class A*	1,078	32,556
CSG Systems International, Inc.	949	42,563
EVERTEC, Inc.	1,729	49,553
ExlService Holdings, Inc.*	988	58,549
ManTech International Corp., Class A	765	46,948
NIC, Inc.	1,918	30,611
Perficient, Inc.*	955	29,061
Sykes Enterprises, Inc.*	1,145	28,350
TTEC Holdings, Inc.	399	15,832
Unisys Corp.*	1,469	14,249
Virtusa Corp.*	792	33,581
		381,853
Leisure Products - 0.3%
Callaway Golf Co.	2,557	37,588
Nautilus, Inc.*	852	2,292
Sturm Ruger & Co., Inc.(b)	502	24,954
Vista Outdoor, Inc.*	1,658	12,717
		77,551
Life Sciences Tools & Services - 0.7%
Cambrex Corp.*	967	38,486
Luminex Corp.	1,196	25,236
Medpace Holdings, Inc.*	750	40,485
NeoGenomics, Inc.*	2,722	59,095
		163,302

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Machinery - 4.8%
Actuant Corp., Class A	1,759	38,944
Alamo Group, Inc.	277	26,296
Albany International Corp., Class A	835	58,508
Astec Industries, Inc.	656	19,306
Barnes Group, Inc.	1,360	70,339
Briggs & Stratton Corp.	1,212	11,393
Chart Industries, Inc.*	909	69,657
CIRCOR International, Inc.*	572	24,173
EnPro Industries, Inc.	598	33,183
ESCO Technologies, Inc.	746	52,138
Federal Signal Corp.	1,731	41,354
Franklin Electric Co., Inc.	1,105	48,432
Greenbrier Cos., Inc. (The)	931	25,333
Harsco Corp.*	2,289	57,225
Hillenbrand, Inc.	1,800	67,014
John Bean Technologies Corp.	907	93,013
Lindsay Corp.	310	24,608
Lydall, Inc.*	505	9,130
Mueller Industries, Inc.	1,630	43,928
Proto Labs, Inc.*	777	77,972
SPX Corp.*	1,252	37,234
SPX FLOW, Inc.*	1,225	43,732
Standex International Corp.	364	23,675
Tennant Co.	521	30,015
Titan International, Inc.	1,449	6,115
Wabash National Corp.	1,587	21,440
Watts Water Technologies, Inc., Class A	795	64,705
		1,118,862
Marine - 0.2%
Matson, Inc.	1,233	42,193

Media - 0.4%
EW Scripps Co. (The), Class A	1,622	24,687
Gannett Co., Inc.	3,294	25,891
New Media Investment Group, Inc.	1,567	14,463
Scholastic Corp.	802	26,538
TechTarget, Inc.*	632	11,945
		103,524
Metals & Mining - 0.6%
AK Steel Holding Corp.*(b)	9,104	15,659
Century Aluminum Co.*	1,420	7,938
Haynes International, Inc.	360	10,487
Kaiser Aluminum Corp.	463	41,262
Materion Corp.	582	35,182
Olympic Steel, Inc.	263	3,256
SunCoke Energy, Inc.*	1,864	13,682
TimkenSteel Corp.*	1,130	8,034
		135,500
Mortgage Real Estate Investment Trusts (REITs) - 1.4%
Apollo Commercial Real Estate Finance, Inc.	3,907	71,811
ARMOUR Residential REIT, Inc.	1,689	29,389
Capstead Mortgage Corp.	2,462	19,474
Granite Point Mortgage Trust, Inc.	1,546	28,740
Invesco Mortgage Capital, Inc.	3,675	56,558
New York Mortgage Trust, Inc.	5,856	35,370
PennyMac Mortgage Investment Trust	2,186	45,469
Redwood Trust, Inc.	2,781	44,301
		331,112
Multiline Retail - 0.2%
Big Lots, Inc.	1,153	31,823
JC Penney Co., Inc.*(b)	9,098	7,733
		39,556
Multi-Utilities - 0.3%
Avista Corp.	1,891	78,968

Oil, Gas & Consumable Fuels - 1.5%
Bonanza Creek Energy, Inc.*	538	10,507
Carrizo Oil & Gas, Inc.*	2,453	24,972
CONSOL Energy, Inc.*	790	20,714
Denbury Resources, Inc.*	13,252	19,083
Green Plains, Inc.	1,110	14,486
Gulfport Energy Corp.*	4,269	23,351
HighPoint Resources Corp.*	3,181	5,948
Laredo Petroleum, Inc.*	4,376	11,553
Par Pacific Holdings, Inc.*	862	16,895
PDC Energy, Inc.*	1,904	58,110
Penn Virginia Corp.*	387	11,804
Renewable Energy Group, Inc.*	1,074	16,797
REX American Resources Corp.*	164	11,065
Ring Energy, Inc.*	1,718	6,082
SRC Energy, Inc.*	7,001	33,185
Unit Corp.*	1,565	15,055
Whiting Petroleum Corp.*	2,619	48,137
		347,744
Paper & Forest Products - 0.5%
Boise Cascade Co.	1,114	24,731
Clearwater Paper Corp.*	474	7,636
Mercer International, Inc.	1,239	17,755
Neenah, Inc.	485	27,722
PH Glatfelter Co.	1,267	18,473
Schweitzer-Mauduit International, Inc.	889	27,817
		124,134
Personal Products - 0.5%
Avon Products, Inc.*	12,734	47,880
Inter Parfums, Inc.	498	32,260
Medifast, Inc.	342	44,101
		124,241
Pharmaceuticals - 1.2%
Akorn, Inc.*	2,711	11,169
Amphastar Pharmaceuticals, Inc.*	995	19,154
ANI Pharmaceuticals, Inc.*	239	16,649
Assertio Therapeutics, Inc.*	1,840	5,391
Corcept Therapeutics, Inc.*	3,005	29,389
Endo International plc*	5,748	28,453
Innoviva, Inc.*	1,950	26,656
Lannett Co., Inc.*(b)	984	5,176
Medicines Co. (The)*(b)	1,892	67,450
Phibro Animal Health Corp., Class A	584	17,275
Supernus Pharmaceuticals, Inc.*	1,506	45,225
		271,987
Professional Services - 1.8%
Exponent, Inc.	1,482	83,066
Forrester Research, Inc.	294	13,386
FTI Consulting, Inc.*	1,090	91,473
Heidrick & Struggles International, Inc.	546	16,577
Kelly Services, Inc., Class A	898	21,103
Korn Ferry	1,631	70,263
Navigant Consulting, Inc.	1,166	25,652

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Resources Connection, Inc.	858	13,170
TrueBlue, Inc.*	1,153	24,490
WageWorks, Inc.*	1,141	57,016
		416,196
Real Estate Management & Development - 0.4%
HFF, Inc., Class A	1,130	48,793
Marcus & Millichap, Inc.*	617	18,843
RE/MAX Holdings, Inc., Class A	511	15,136
		82,772
Road & Rail - 0.5%
ArcBest Corp.	736	18,451
Heartland Express, Inc.	1,368	24,460
Marten Transport Ltd.	1,113	19,611
Saia, Inc.*	744	43,896
		106,418
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Energy Industries, Inc.*	1,100	55,187
Axcelis Technologies, Inc.*	937	13,896
Brooks Automation, Inc.	2,042	72,471
Cabot Microelectronics Corp.	833	81,192
CEVA, Inc.*	630	14,383
Cohu, Inc.	1,171	17,038
Diodes, Inc.*	1,176	36,374
DSP Group, Inc.*	556	7,767
FormFactor, Inc.*	2,144	30,788
Ichor Holdings Ltd.*	640	13,504
Kopin Corp.*	1,932	2,222
Kulicke & Soffa Industries, Inc.	1,904	36,918
MaxLinear, Inc.*	1,822	38,572
Nanometrics, Inc.*	704	20,029
PDF Solutions, Inc.*	799	9,708
Photronics, Inc.*	1,930	15,652
Power Integrations, Inc.	832	54,213
Rambus, Inc.*	3,138	35,648
Rudolph Technologies, Inc.*	890	20,532
SMART Global Holdings, Inc.*	362	6,165
SolarEdge Technologies, Inc.*	1,278	68,475
Ultra Clean Holdings, Inc.*	1,123	14,318
Veeco Instruments, Inc.*	1,383	15,891
Xperi Corp.	1,400	29,414
		710,357
Software - 2.3%
8x8, Inc.*	2,753	66,430
Agilysys, Inc.*	508	11,074
Alarm.com Holdings, Inc.*	1,012	59,010
Bottomline Technologies DE, Inc.*	1,078	47,087
Ebix, Inc.(b)	633	29,707
LivePerson, Inc.*	1,693	47,116
MicroStrategy, Inc., Class A*	237	31,500
Monotype Imaging Holdings, Inc.	1,182	19,255
OneSpan, Inc.*	903	12,597
Progress Software Corp.	1,300	53,248
Qualys, Inc.*	975	86,395
SPS Commerce, Inc.*	511	52,086
TiVo Corp.	3,592	25,862
		541,367
Specialty Retail - 3.2%
Abercrombie & Fitch Co., Class A	1,895	32,783
Asbury Automotive Group, Inc.*	561	41,621
Ascena Retail Group, Inc.*	5,001	5,251
Barnes & Noble Education, Inc.*	1,054	3,341
Barnes & Noble, Inc.	1,643	7,213
Boot Barn Holdings, Inc.*	821	21,453
Buckle, Inc. (The)(b)	818	12,311
Caleres, Inc.	1,234	23,273
Cato Corp. (The), Class A	658	8,153
Chico’s FAS, Inc.	3,356	11,310
Children’s Place, Inc. (The)	466	43,180
Conn’s, Inc.*	703	12,619
Designer Brands, Inc., Class A	1,661	30,047
Express, Inc.*	1,972	5,936
GameStop Corp., Class A(b)	2,935	22,247
Genesco, Inc.*	499	22,445
Group 1 Automotive, Inc.	501	36,167
Guess?, Inc.	1,444	23,349
Haverty Furniture Cos., Inc.	546	9,506
Hibbett Sports, Inc.*	526	11,635
Kirkland’s, Inc.*	428	1,725
Lithia Motors, Inc., Class A	643	73,398
Lumber Liquidators Holdings, Inc.*(b)	824	7,902
MarineMax, Inc.*	657	10,236
Monro, Inc.	953	75,964
Office Depot, Inc.	15,570	30,517
Rent-A-Center, Inc.*	1,289	30,756
RH*	537	45,726
Shoe Carnival, Inc.	289	7,424
Sleep Number Corp.*	878	30,563
Sonic Automotive, Inc., Class A	685	11,940
Tailored Brands, Inc.(b)	1,442	7,585
Tile Shop Holdings, Inc.	1,127	4,711
Vitamin Shoppe, Inc.*	450	1,683
Zumiez, Inc.*	544	10,760
		734,730
Technology Hardware, Storage & Peripherals - 0.6%
3D Systems Corp.*	3,291	26,624
Cray, Inc.*	1,177	41,207
Diebold Nixdorf, Inc.*	2,204	18,734
Electronics For Imaging, Inc.*	1,227	44,969
		131,534
Textiles, Apparel & Luxury Goods - 1.4%
Crocs, Inc.*	1,921	37,114
Fossil Group, Inc.*	1,314	12,864
G-III Apparel Group Ltd.*	1,207	31,056
Kontoor Brands, Inc.*	1,326	38,852
Movado Group, Inc.	475	12,236
Oxford Industries, Inc.	488	34,765
Steven Madden Ltd.	2,250	68,085
Unifi, Inc.*	418	7,879
Vera Bradley, Inc.*	609	6,669
Wolverine World Wide, Inc.	2,634	73,594
		323,114
Thrifts & Mortgage Finance - 1.6%
Axos Financial, Inc.*	1,550	42,330
Dime Community Bancshares, Inc.	883	15,700
Flagstar Bancorp, Inc.	828	26,065
HomeStreet, Inc.*	777	22,106
Meta Financial Group, Inc.	794	20,779
NMI Holdings, Inc., Class A*	1,912	52,121
Northfield Bancorp, Inc.	1,361	20,429
Northwest Bancshares, Inc.	2,984	50,042
Oritani Financial Corp.	1,101	17,616
Provident Financial Services, Inc.	1,763	42,030
TrustCo Bank Corp.	2,784	20,546
Walker & Dunlop, Inc.	801	40,266
		370,030

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Tobacco - 0.2%
Universal Corp.	719	40,638

Trading Companies & Distributors - 0.6%
Applied Industrial Technologies, Inc.	1,116	60,632
DXP Enterprises, Inc.*	460	14,821
GMS, Inc.*	953	16,049
Kaman Corp.	802	44,599
Veritiv Corp.*	366	6,464
		142,565
Water Utilities - 0.6%
American States Water Co.	1,058	77,171
California Water Service Group	1,383	68,071
		145,242
Wireless Telecommunication Services - 0.0%(c)
Spok Holdings, Inc.	518	8,003

TOTAL COMMON STOCKS (Cost $25,567,981)		19,820,164

Number of Rights
RIGHTS - 0.0%(c)
Food Products - 0.0%(c)
Schulman, Inc., CVR*(d)(e) (Cost $—)	948	496

Shares
SECURITIES LENDING REINVESTMENTS(f) - 1.5%

INVESTMENT COMPANIES - 1.5%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $339,985)	339,985	339,985

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 22.3%

REPURCHASE AGREEMENTS(g) - 22.3%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $5,175,985 (Cost $5,174,925)	5,174,925	5,174,925
Total Investments - 109.0% (Cost $31,082,891)		25,335,570
Liabilities in excess of other assets - (9.0%)		(2,086,780)
Net Assets - 100.0%		23,248,790

*                 Non-income producing security.

(a)         All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,594,411.

(b)         The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $352,033, collateralized in the form of cash with a value of $339,985 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $32,373 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 8.75%, and maturity dates ranging from June 4, 2019 — November 15, 2046; a total value of $372,358.

(c)          Represents less than 0.05% of net assets.

(d)         Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $496, which represents approximately 0.00% of net assets of the Fund.

(e)          Illiquid security.

(f)           The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $339,985.

(g)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR                     Contingent Value Rights - No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$748,899
Aggregate gross unrealized depreciation	(13,263,415)
Net unrealized depreciation	$(12,514,516)
Federal income tax cost	$31,156,628

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
4,815,998	11/6/2020	Bank of America NA	2.73%	S&P SmallCap 600®	(389,225)	387,351	1,874	—
3,990,125	11/6/2020	Citibank NA	2.74%	S&P SmallCap 600®	(492,945)	526	169,599	(322,820)
2,957,776	11/6/2019	Credit Suisse International	2.66%	S&P SmallCap 600®	(251,424)	224,115	27,309	—
816,335	11/6/2019	Deutsche Bank AG	2.59%	S&P SmallCap 600®	(4,769,460)	274,662	4,494,798	—
1,462,809	11/6/2019	Morgan Stanley & Co. International plc	2.81%	S&P SmallCap 600®	193,096	(193,096)	—	—
5,610,331	11/6/2020	Societe Generale	2.86%	S&P SmallCap 600®	(515,499)	—	285,091	(230,408)
7,016,933	11/6/2020	UBS AG	2.76%	S&P SmallCap 600®	(468,001)	407,857	60,144	—

26,670,307					(6,693,458)
				Total Unrealized Appreciation	193,096
				Total Unrealized Depreciation	(6,886,554)

1	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
2	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
3

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

5

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 87.5%

Aerospace & Defense - 0.7%
Curtiss-Wright Corp.	460	51,286
Teledyne Technologies, Inc.*	389	91,726
		143,012
Air Freight & Logistics - 0.3%
XPO Logistics, Inc.*(b)	991	51,621

Airlines - 0.3%
JetBlue Airways Corp.*	3,294	56,756

Auto Components - 0.8%
Adient plc	935	16,138
Dana, Inc.	1,541	22,483
Delphi Technologies plc	951	14,512
Gentex Corp.	2,786	59,509
Goodyear Tire & Rubber Co. (The)	2,496	33,472
Visteon Corp.*	304	13,531
		159,645
Automobiles - 0.1%
Thor Industries, Inc.	562	29,022

Banks - 6.3%
Associated Banc-Corp.	1,766	34,984
BancorpSouth Bank	975	26,403
Bank of Hawaii Corp.	443	33,517
Bank OZK	1,299	37,541
Cathay General Bancorp	822	27,652
Chemical Financial Corp.	768	29,076
Commerce Bancshares, Inc.	1,061	60,827
Cullen/Frost Bankers, Inc.	677	61,790
East West Bancorp, Inc.	1,558	66,558
First Financial Bankshares, Inc.	729	41,305
First Horizon National Corp.	3,420	45,862
FNB Corp.	3,487	38,357
Fulton Financial Corp.	1,826	28,778
Hancock Whitney Corp.	921	34,979
Home BancShares, Inc.	1,668	29,223
International Bancshares Corp.	585	21,329
PacWest Bancorp	1,298	47,169
Pinnacle Financial Partners, Inc.	783	41,460
Prosperity Bancshares, Inc.	713	46,209
Signature Bank	592	67,814
Sterling Bancorp	2,286	44,143
Synovus Financial Corp.	1,710	54,652
TCF Financial Corp.	1,762	33,584
Texas Capital Bancshares, Inc.*	540	30,942
Trustmark Corp.	701	22,271
UMB Financial Corp.	474	29,265
Umpqua Holdings Corp.	2,368	37,817
United Bankshares, Inc.	1,097	39,251
Valley National Bancorp	3,568	35,038
Webster Financial Corp.	992	43,926
Wintrust Financial Corp.	607	41,118
		1,232,840
Beverages - 0.1%
Boston Beer Co., Inc. (The), Class A*	94	29,544

Biotechnology - 0.6%
Exelixis, Inc.*	3,226	63,197
Ligand Pharmaceuticals, Inc.*(b)	220	23,624
United Therapeutics Corp.*	470	39,466
		126,287
Building Products - 0.8%
Lennox International, Inc.	386	101,946
Resideo Technologies, Inc.*	1,322	26,017
Trex Co., Inc.*	633	37,866
		165,829
Capital Markets - 2.9%
Eaton Vance Corp.	1,238	47,316
Evercore, Inc., Class A	441	34,059
FactSet Research Systems, Inc.	409	113,784
Federated Investors, Inc., Class B	1,029	31,415
Interactive Brokers Group, Inc., Class A	807	40,996
Janus Henderson Group plc	1,773	36,027
Legg Mason, Inc.	919	32,735
MarketAxess Holdings, Inc.	405	120,617
SEI Investments Co.	1,388	69,747
Stifel Financial Corp.	773	41,456
		568,152
Chemicals - 2.3%
Ashland Global Holdings, Inc.	673	50,387
Cabot Corp.	640	25,562
Chemours Co. (The)	1,795	37,857
Ingevity Corp.*	447	39,202
Minerals Technologies, Inc.	379	19,700
NewMarket Corp.	94	36,378
Olin Corp.	1,772	34,749
PolyOne Corp.	835	20,983
RPM International, Inc.	1,415	75,731
Scotts Miracle-Gro Co. (The)	422	37,782
Sensient Technologies Corp.	455	30,803
Valvoline, Inc.	2,022	35,284
		444,418
Commercial Services & Supplies - 1.2%
Brink’s Co. (The)	534	41,118
Clean Harbors, Inc.*	546	35,009
Deluxe Corp.	469	17,447
Healthcare Services Group, Inc.(b)	793	25,067
Herman Miller, Inc.	633	22,465
HNI Corp.	467	15,486
MSA Safety, Inc.	377	37,466
Stericycle, Inc.*	916	42,484
		236,542
Communications Equipment - 1.0%
Ciena Corp.*	1,546	54,017
InterDigital, Inc.	351	22,296
Lumentum Holdings, Inc.*	818	33,104
NetScout Systems, Inc.*	753	18,456
Plantronics, Inc.	352	14,457
ViaSat, Inc.*	611	53,175
		195,505
Construction & Engineering - 1.0%
AECOM*	1,678	53,528
Dycom Industries, Inc.*	338	17,634
EMCOR Group, Inc.	602	48,497
Granite Construction, Inc.	502	20,176
MasTec, Inc.*	662	30,776
Valmont Industries, Inc.	236	26,694
		197,305

See accompanying notes to the financial statements.

Investments	Shares	Value ($)

Construction Materials - 0.2%
Eagle Materials, Inc.	493	42,428

Consumer Finance - 0.5%
Green Dot Corp., Class A*	512	23,762
Navient Corp.	2,339	30,501
SLM Corp.	4,695	44,649
		98,912
Containers & Packaging - 1.3%
AptarGroup, Inc.	676	76,571
Bemis Co., Inc.	980	57,183
Greif, Inc., Class A	282	9,994
Owens-Illinois, Inc.	1,651	26,416
Silgan Holdings, Inc.	831	24,091
Sonoco Products Co.	1,074	66,405
		260,660
Distributors - 0.4%
Pool Corp.	423	76,047

Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc.*	621	27,299
Graham Holdings Co., Class B	47	31,986
Service Corp. International	1,949	85,503
Sotheby’s*	354	11,933
Weight Watchers International, Inc.*	418	7,227
		163,948
Electric Utilities - 1.4%
ALLETE, Inc.	554	45,367
Hawaiian Electric Industries, Inc.	1,171	48,644
IDACORP, Inc.	541	54,246
OGE Energy Corp.	2,147	89,229
PNM Resources, Inc.	856	40,326
		277,812
Electrical Equipment - 1.1%
Acuity Brands, Inc.	429	53,054
EnerSys	463	26,035
Hubbell, Inc.	587	67,235
nVent Electric plc	1,733	39,963
Regal Beloit Corp.	460	33,442
		219,729
Electronic Equipment, Instruments & Components - 3.4%
Arrow Electronics, Inc.*	913	57,208
Avnet, Inc.	1,165	47,578
Belden, Inc.	423	21,657
Cognex Corp.	1,836	74,541
Coherent, Inc.*	262	28,828
Jabil, Inc.	1,513	37,205
Littelfuse, Inc.	266	43,414
National Instruments Corp.	1,208	46,617
SYNNEX Corp.	446	38,673
Tech Data Corp.*	401	36,351
Trimble, Inc.*	2,703	107,850
Vishay Intertechnology, Inc.	1,421	21,656
Zebra Technologies Corp., Class A*	579	99,264
		660,842
Energy Equipment & Services - 0.8%
Apergy Corp.*	831	25,769
Core Laboratories NV	476	22,677
Ensco Rowan plc, Class A	2,111	17,669
McDermott International, Inc.*	1,943	11,736
Oceaneering International, Inc.*	1,062	17,417
Patterson-UTI Energy, Inc.	2,296	24,406
Transocean Ltd.*	5,442	33,740
		153,414
Entertainment - 0.9%
Cinemark Holdings, Inc.	1,145	43,499
Live Nation Entertainment, Inc.*	1,486	90,378
World Wrestling Entertainment, Inc., Class A	469	34,115
		167,992
Equity Real Estate Investment Trusts (REITs) - 9.0%
Alexander & Baldwin, Inc.	728	16,795
American Campus Communities, Inc.	1,473	68,229
Brixmor Property Group, Inc.	3,210	55,052
Camden Property Trust	1,039	107,391
CoreCivic, Inc.	1,276	27,944
CoreSite Realty Corp.	395	46,104
Corporate Office Properties Trust	1,185	32,990
Cousins Properties, Inc.	4,518	40,888
CyrusOne, Inc.	1,164	68,723
Douglas Emmett, Inc.	1,738	70,024
EastGroup Properties, Inc.	391	43,401
EPR Properties	805	62,871
First Industrial Realty Trust, Inc.	1,361	47,240
GEO Group, Inc. (The)	1,297	28,443
Healthcare Realty Trust, Inc.	1,347	43,427
Highwoods Properties, Inc.	1,113	48,816
Hospitality Properties Trust	1,767	43,945
JBG SMITH Properties	1,283	50,666
Kilroy Realty Corp.	1,085	79,975
Lamar Advertising Co., Class A	915	71,562
Liberty Property Trust	1,590	75,477
Life Storage, Inc.	501	48,236
Mack-Cali Realty Corp.	971	22,061
Medical Properties Trust, Inc.	4,096	72,827
National Retail Properties, Inc.	1,737	92,982
Omega Healthcare Investors, Inc.	2,275	81,036
Pebblebrook Hotel Trust	1,403	39,045
PotlatchDeltic Corp.	728	24,497
PS Business Parks, Inc.	215	34,598
Rayonier, Inc.	1,392	39,185
Sabra Health Care REIT, Inc.	1,917	36,979
Senior Housing Properties Trust	2,557	20,149
Tanger Factory Outlet Centers, Inc.	1,010	17,130
Taubman Centers, Inc.	657	29,145
Uniti Group, Inc.	1,924	18,490
Urban Edge Properties	1,291	22,270
Weingarten Realty Investors	1,286	36,265
		1,764,858
Food & Staples Retailing - 0.4%
Casey’s General Stores, Inc.	393	50,728
Sprouts Farmers Market, Inc.*	1,334	26,747
		77,475
Food Products - 1.5%
Flowers Foods, Inc.	1,972	44,114
Hain Celestial Group, Inc. (The)*	962	19,615
Ingredion, Inc.	717	54,607
Lancaster Colony Corp.	210	30,204
Post Holdings, Inc.*	717	75,357
Sanderson Farms, Inc.	210	28,709
Tootsie Roll Industries, Inc.(b)	206	7,819
TreeHouse Foods, Inc.*	602	31,382
		291,807

See accompanying notes to the financial statements.

Investments	Shares	Value ($)

Gas Utilities - 1.7%
National Fuel Gas Co.	927	49,418
New Jersey Resources Corp.	954	45,267
ONE Gas, Inc.	565	49,471
Southwest Gas Holdings, Inc.	570	48,530
Spire, Inc.	545	45,410
UGI Corp.	1,868	96,408
		334,504
Health Care Equipment & Supplies - 3.3%
Avanos Medical, Inc.*	510	19,217
Cantel Medical Corp.	390	26,809
Globus Medical, Inc., Class A*	818	32,147
Haemonetics Corp.*	548	53,151
Hill-Rom Holdings, Inc.	716	68,843
ICU Medical, Inc.*	178	37,878
Inogen, Inc.*	192	12,378
Integra LifeSciences Holdings Corp.*	760	35,416
LivaNova plc*	523	37,604
Masimo Corp.*	526	68,769
NuVasive, Inc.*	555	32,168
STERIS plc	909	121,515
West Pharmaceutical Services, Inc.	797	91,336
		637,231
Health Care Providers & Services - 2.1%
Acadia Healthcare Co., Inc.*	951	30,641
Amedisys, Inc.*	313	35,153
Chemed Corp.	172	56,406
Covetrus, Inc.*	1,028	25,351
Encompass Health Corp.	1,061	62,514
HealthEquity, Inc.*	583	38,105
MEDNAX, Inc.*	945	23,304
Molina Healthcare, Inc.*	671	95,456
Patterson Cos., Inc.	888	18,666
Tenet Healthcare Corp.*	894	17,844
		403,440
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc.*	1,841	17,913
Medidata Solutions, Inc.*	669	60,979
		78,892
Hotels, Restaurants & Leisure - 3.8%
Boyd Gaming Corp.	859	20,547
Brinker International, Inc.	403	15,141
Caesars Entertainment Corp.*	6,269	55,105
Cheesecake Factory, Inc. (The)	448	19,376
Churchill Downs, Inc.	381	37,559
Cracker Barrel Old Country Store, Inc.	258	40,529
Domino’s Pizza, Inc.	441	123,259
Dunkin’ Brands Group, Inc.	888	65,907
Eldorado Resorts, Inc.*	699	34,370
International Speedway Corp., Class A	256	11,459
Jack in the Box, Inc.	277	23,046
Marriott Vacations Worldwide Corp.	423	38,029
Papa John’s International, Inc.(b)	242	11,730
Penn National Gaming, Inc.*	1,143	21,546
Scientific Games Corp.*	595	11,364
Six Flags Entertainment Corp.	768	37,908
Texas Roadhouse, Inc.	717	36,753
Wendy’s Co. (The)	1,955	35,952
Wyndham Destinations, Inc.	1,015	40,377
Wyndham Hotels & Resorts, Inc.	1,052	56,114
		736,071
Household Durables - 1.5%
Helen of Troy Ltd.*	275	36,743
KB Home	909	22,843
NVR, Inc.*	37	118,458
Tempur Sealy International, Inc.*	493	31,458
Toll Brothers, Inc.	1,442	50,139
TRI Pointe Group, Inc.*	1,523	18,733
Tupperware Brands Corp.	523	9,738
		288,112
Household Products - 0.1%
Energizer Holdings, Inc.	683	27,948

Industrial Conglomerates - 0.4%
Carlisle Cos., Inc.	616	82,119

Insurance - 4.7%
Alleghany Corp.*	155	102,811
American Financial Group, Inc.	758	74,436
Brighthouse Financial, Inc.*	1,254	44,504
Brown & Brown, Inc.	2,495	78,767
CNO Financial Group, Inc.	1,727	27,131
First American Financial Corp.	1,198	61,877
Genworth Financial, Inc., Class A*	5,382	15,662
Hanover Insurance Group, Inc. (The)	436	53,262
Kemper Corp.	654	54,275
Mercury General Corp.	291	16,776
Old Republic International Corp.	3,059	67,451
Primerica, Inc.	458	52,606
Reinsurance Group of America, Inc.	675	99,940
RenaissanceRe Holdings Ltd.	454	79,196
WR Berkley Corp.	1,554	96,659
		925,353
Interactive Media & Services - 0.2%
Cars.com, Inc.*	666	14,099
Yelp, Inc.*	764	23,478
		37,577
IT Services - 2.8%
CACI International, Inc., Class A*	267	54,340
CoreLogic, Inc.*	861	33,743
KBR, Inc.	1,515	33,663
Leidos Holdings, Inc.	1,571	118,343
LiveRamp Holdings, Inc.*	733	37,662
MAXIMUS, Inc.	686	48,877
Perspecta, Inc.	1,511	32,804
Sabre Corp.	2,960	60,029
Science Applications International Corp.	547	41,977
WEX, Inc.*	463	87,479
		548,917
Leisure Products - 0.4%
Brunswick Corp.	935	38,784
Polaris Industries, Inc.	616	49,206
		87,990
Life Sciences Tools & Services - 1.5%
Bio-Rad Laboratories, Inc., Class A*	216	61,977
Bio-Techne Corp.	406	80,408

See accompanying notes to the financial statements.

Investments	Shares	Value ($)

Charles River Laboratories International, Inc.*	518	64,983
PRA Health Sciences, Inc.*	634	54,987
Syneos Health, Inc.*	655	27,006
		289,361
Machinery - 4.4%
AGCO Corp.	691	45,993
Colfax Corp.*	1,022	25,652
Crane Co.	546	41,747
Donaldson Co., Inc.	1,375	65,244
Graco, Inc.	1,777	83,910
IDEX Corp.	815	124,459
ITT, Inc.	939	54,105
Kennametal, Inc.	884	27,183
Lincoln Electric Holdings, Inc.	680	51,639
Nordson Corp.	554	69,593
Oshkosh Corp.	753	53,606
Terex Corp.	666	17,829
Timken Co. (The)	733	32,259
Toro Co. (The)	1,141	74,348
Trinity Industries, Inc.	1,433	27,628
Woodward, Inc.	601	65,461
		860,656
Marine - 0.2%
Kirby Corp.*	579	44,803

Media - 1.1%
AMC Networks, Inc., Class A*	481	25,382
Cable One, Inc.	53	59,204
John Wiley & Sons, Inc., Class A	486	20,305
Meredith Corp.	430	22,261
New York Times Co. (The), Class A	1,526	48,557
TEGNA, Inc.	2,319	35,110
		210,819
Metals & Mining - 1.6%
Allegheny Technologies, Inc.*	1,351	28,925
Carpenter Technology Corp.	509	20,645
Commercial Metals Co.	1,264	16,874
Compass Minerals International, Inc.	364	18,568
Reliance Steel & Aluminum Co.	721	60,038
Royal Gold, Inc.	704	61,945
Steel Dynamics, Inc.	2,467	62,045
United States Steel Corp.	1,862	22,009
Worthington Industries, Inc.	422	14,407
		305,456
Multiline Retail - 0.3%
Dillard’s, Inc., Class A(b)	199	11,275
Ollie’s Bargain Outlet Holdings, Inc.*	554	54,691
		65,966
Multi-Utilities - 0.7%
Black Hills Corp.	580	44,196
MDU Resources Group, Inc.	2,108	52,025
NorthWestern Corp.	541	38,379
		134,600
Oil, Gas & Consumable Fuels - 2.0%
Callon Petroleum Co.*	2,449	15,306
Chesapeake Energy Corp.*	11,224	21,550
CNX Resources Corp.*	2,132	16,459
EQT Corp.	2,738	50,105
Equitrans Midstream Corp.	2,186	43,414
Matador Resources Co.*	1,113	18,298
Murphy Oil Corp.	1,748	43,438
Oasis Petroleum, Inc.*	2,905	15,106
PBF Energy, Inc., Class A	1,288	34,003
QEP Resources, Inc.*	2,544	17,579
Range Resources Corp.	2,232	17,454
SM Energy Co.	1,110	12,909
Southwestern Energy Co.*	5,818	20,887
World Fuel Services Corp.	722	21,039
WPX Energy, Inc.*	4,248	45,709
		393,256
Paper & Forest Products - 0.3%
Domtar Corp.	676	28,426
Louisiana-Pacific Corp.	1,327	30,282
		58,708
Personal Products - 0.2%
Edgewell Personal Care Co.*	582	16,610
Nu Skin Enterprises, Inc., Class A	595	27,781
		44,391
Pharmaceuticals - 0.5%
Catalent, Inc.*	1,565	71,207
Mallinckrodt plc*	898	7,804
Prestige Consumer Healthcare, Inc.*	557	16,170
		95,181
Professional Services - 0.7%
ASGN, Inc.*	566	28,713
Insperity, Inc.	400	45,560
ManpowerGroup, Inc.	649	55,503
		129,776
Real Estate Management & Development - 0.4%
Jones Lang LaSalle, Inc.	490	60,980
Realogy Holdings Corp.(b)	1,220	8,650
		69,630
Road & Rail - 1.5%
Avis Budget Group, Inc.*	684	19,398
Genesee & Wyoming, Inc., Class A*	605	57,608
Knight-Swift Transportation Holdings, Inc.	1,339	37,010
Landstar System, Inc.	431	41,484
Old Dominion Freight Line, Inc.	698	92,443
Ryder System, Inc.	571	28,835
Werner Enterprises, Inc.	470	13,104
		289,882
Semiconductors & Semiconductor Equipment - 3.0%
Cirrus Logic, Inc.*	636	23,767
Cree, Inc.*	1,109	61,150
Cypress Semiconductor Corp.	3,911	69,694
First Solar, Inc.*	812	47,128
MKS Instruments, Inc.	582	41,590
Monolithic Power Systems, Inc.	424	49,375
Semtech Corp.*	707	28,160
Silicon Laboratories, Inc.*	463	43,323
Synaptics, Inc.*	370	9,787
Teradyne, Inc.	1,866	78,633
Universal Display Corp.	456	67,000
Versum Materials, Inc.	1,173	60,234
		579,841
Software - 3.1%
ACI Worldwide, Inc.*	1,248	39,262
Blackbaud, Inc.	522	40,152
CDK Global, Inc.	1,340	64,856

See accompanying notes to the financial statements.

Investments	Shares	Value ($)

CommVault Systems, Inc.*	414	19,065
Fair Isaac Corp.*	312	92,321
j2 Global, Inc.	498	41,976
LogMeIn, Inc.	546	39,219
Manhattan Associates, Inc.*	699	45,764
PTC, Inc.*	1,147	96,417
Teradata Corp.*	1,261	43,303
Tyler Technologies, Inc.*	412	87,900
		610,235
Specialty Retail - 1.8%
Aaron’s, Inc.	722	38,454
American Eagle Outfitters, Inc.	1,801	31,337
AutoNation, Inc.*	619	24,432
Bed Bath & Beyond, Inc.(b)	1,477	18,743
Dick’s Sporting Goods, Inc.	793	27,366
Five Below, Inc.*	599	77,109
Michaels Cos., Inc. (The)*	966	8,800
Murphy USA, Inc.*	322	25,844
Sally Beauty Holdings, Inc.*	1,296	19,673
Signet Jewelers Ltd.	558	10,524
Urban Outfitters, Inc.*	810	18,201
Williams-Sonoma, Inc.	861	50,369
		350,852
Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp.*	1,278	39,107

Textiles, Apparel & Luxury Goods - 0.7%
Carter’s, Inc.	489	41,130
Deckers Outdoor Corp.*	313	47,607
Skechers U.S.A., Inc., Class A*	1,434	40,052
		128,789
Thrifts & Mortgage Finance - 0.5%
LendingTree, Inc.*(b)	80	30,059
New York Community Bancorp, Inc.	5,023	49,879
Washington Federal, Inc.	872	27,529
		107,467
Trading Companies & Distributors - 0.7%
GATX Corp.	393	27,439
MSC Industrial Direct Co., Inc., Class A	485	34,270
NOW, Inc.*	1,165	15,180
Watsco, Inc.	345	54,300
		131,189
Water Utilities - 0.5%
Aqua America, Inc.	2,264	89,519

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	1,008	29,040

TOTAL COMMON STOCKS (Cost $20,150,780)		17,139,080

SECURITIES LENDING REINVESTMENTS(c) - 0.4%

INVESTMENT COMPANIES - 0.4%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $79,192)	79,192	79,192

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 13.7%

REPURCHASE AGREEMENTS(d) - 13.7%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $2,692,687 (Cost $2,692,135)	2,692,135	2,692,135

Total Investments - 101.6% (Cost $22,922,107)		19,910,407
Liabilities in excess of other assets - (1.6%)		(317,412)
Net Assets - 100.0%		19,592,995

See accompanying notes to the financial statements.

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $2,891,682.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $136,050, collateralized in the form of cash with a value of $79,192 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $63,681 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $142,873.

(c)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $79,192.
(d)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$750,327
Aggregate gross unrealized depreciation	(7,023,326)
Net unrealized depreciation	$(6,272,999)
Federal income tax cost	$22,980,374

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	7	6/21/2019	USD	$1,266,930	$(53,433)

Swap Agreements(1)

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
3,967,968	1/6/2020	Bank of America NA	2.86%	S&P MidCap 400®	(401,314)	401,314	—	—

6,425,066	11/6/2020	BNP Paribas SA	2.86%	S&P MidCap 400®	(277,738)	—	277,738	—

5,839,512	11/6/2019	Citibank NA	2.79%	S&P MidCap 400®	(60,942)	—	60,942	—

4,823,366	12/10/2019	Credit Suisse International	2.91%	S&P MidCap 400®	(337,007)	326,611	10,396	—

2,080,876	11/6/2019	Goldman Sachs International	2.59%	SPDR® S&P MidCap 400® ETF Trust	(71,518)
7,232,071	1/6/2020	Goldman Sachs International	2.84%	S&P MidCap 400®	(772,546)
9,312,947					(844,064)	—	844,064	—

2,434,013	11/6/2019	Morgan Stanley & Co. International plc	2.96%	S&P MidCap 400®	169,953	(169,953)	—	—

1,465,444	1/6/2020	Societe Generale	2.76%	S&P MidCap 400®	(800,172)	—	665,045	(135,127)

6,104,421	11/6/2019	UBS AG	2.91%	S&P MidCap 400®	(598,315)	84,767	513,548	—

40,372,737					(3,149,599)
				Total Unrealized Appreciation	169,953
				Total Unrealized Depreciation	(3,319,552)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Abbreviations

USD U.S Dollar

See accompanying notes to the financial statements.

UltraPro Nasdaq Biotechnology

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 96.5%

Biotechnology - 79.6%
AC Immune SA*	2,390	12,093
ACADIA Pharmaceuticals, Inc.*	5,094	122,205
Acceleron Pharma, Inc.*	1,831	73,039
Achillion Pharmaceuticals, Inc.*	4,908	13,644
Acorda Therapeutics, Inc.*	1,687	15,672
Adamas Pharmaceuticals, Inc.*(b)	968	4,550
Adaptimmune Therapeutics plc, ADR*	2,843	9,837
Aduro Biotech, Inc.*	2,822	9,171
Adverum Biotechnologies, Inc.*	2,227	22,381
Aeglea BioTherapeutics, Inc.*	973	6,072
Agios Pharmaceuticals, Inc.*	2,067	95,433
Aimmune Therapeutics, Inc.*	2,201	43,074
Akcea Therapeutics, Inc.*(b)	3,160	66,486
Akebia Therapeutics, Inc.*	4,120	18,334
Alder Biopharmaceuticals, Inc.*	2,825	30,567
Alexion Pharmaceuticals, Inc.*	7,912	899,436
Alkermes plc*	5,524	118,987
Allakos, Inc.*	1,491	58,447
Alnylam Pharmaceuticals, Inc.*	3,762	254,010
AMAG Pharmaceuticals, Inc.*	1,225	11,674
Amarin Corp. plc, ADR*	11,417	202,423
Amgen, Inc.	11,551	1,925,552
Amicus Therapeutics, Inc.*	7,920	89,258
AnaptysBio, Inc.*	955	69,534
Apellis Pharmaceuticals, Inc.*	2,010	40,381
Aptinyx, Inc.*(b)	1,186	3,677
Arbutus Biopharma Corp.*	1,965	3,576
Arena Pharmaceuticals, Inc.*	1,750	92,768
Argenx SE, ADR*	738	91,239
ArQule, Inc.*	3,859	27,746
Array BioPharma, Inc.*	7,725	204,095
Arrowhead Pharmaceuticals, Inc.*(b)	3,335	79,073
Ascendis Pharma A/S, ADR*	1,434	178,762
Atara Biotherapeutics, Inc.*	1,634	36,291
Athenex, Inc.*	2,368	34,218
Audentes Therapeutics, Inc.*	1,511	53,066
Aurinia Pharmaceuticals, Inc.*	3,022	19,583
Autolus Therapeutics plc, ADR*	643	13,265
Avrobio, Inc.*	848	12,008
Axovant Gene Therapies Ltd.*	699	4,613
BeiGene Ltd., ADR*	1,373	161,918
BioCryst Pharmaceuticals, Inc.*	3,883	13,590
Biogen, Inc.*	6,560	1,438,542
BioMarin Pharmaceutical, Inc.*	6,315	519,346
Bluebird Bio, Inc.*	1,945	233,244
Blueprint Medicines Corp.*	1,569	119,244
Cara Therapeutics, Inc.*(b)	1,396	28,702
Celgene Corp.*	23,415	2,196,093
Cellectis SA, ADR*	556	8,829
ChemoCentryx, Inc.*	1,813	20,451
China Biologic Products Holdings, Inc.*	1,393	125,105
Clovis Oncology, Inc.*	1,872	27,668
Coherus Biosciences, Inc.*	2,452	46,343
Concert Pharmaceuticals, Inc.*	834	8,498
Corbus Pharmaceuticals Holdings, Inc.*(b)	2,219	15,555
Crinetics Pharmaceuticals, Inc.*(b)	851	22,364
CRISPR Therapeutics AG*	1,851	65,840
Cytokinetics, Inc.*	1,937	20,087
CytomX Therapeutics, Inc.*	1,597	15,427
DBV Technologies SA, ADR*	948	8,551
Deciphera Pharmaceuticals, Inc.*	1,333	30,419
Denali Therapeutics, Inc.*(b)	3,361	64,094
Dicerna Pharmaceuticals, Inc.*	2,221	27,496
Eagle Pharmaceuticals, Inc.*	493	25,049
Editas Medicine, Inc.*	1,693	34,791
Eidos Therapeutics, Inc.*(b)	1,302	40,635
Eiger BioPharmaceuticals, Inc.*	684	7,510
Enanta Pharmaceuticals, Inc.*	688	62,243
Epizyme, Inc.*	2,842	39,049
Esperion Therapeutics, Inc.*(b)	949	45,172
Exelixis, Inc.*	10,626	208,163
Fate Therapeutics, Inc.*	2,284	44,036
FibroGen, Inc.*	3,030	109,807
Five Prime Therapeutics, Inc.*	1,257	10,559
Flexion Therapeutics, Inc.*	1,345	14,835
Forty Seven, Inc.*	1,099	12,430
G1 Therapeutics, Inc.*	1,324	27,751
Galapagos NV, ADR*	320	36,365
Genomic Health, Inc.*	1,307	68,291
Geron Corp.*(b)	6,599	9,569
Gilead Sciences, Inc.	33,770	2,102,183
Global Blood Therapeutics, Inc.*	1,994	121,195
GlycoMimetics, Inc.*	1,527	18,080
Grifols SA, ADR	4,868	85,628
Halozyme Therapeutics, Inc.*	5,135	75,741
Homology Medicines, Inc.*	1,336	27,041
ImmunoGen, Inc.*	5,280	9,504
Immunomedics, Inc.*	6,760	88,353
Incyte Corp.*	7,579	595,937
Inovio Pharmaceuticals, Inc.*(b)	3,377	8,071
Insmed, Inc.*	2,745	66,456
Insys Therapeutics, Inc.*(b)	2,629	1,991
Intellia Therapeutics, Inc.*	1,601	22,222
Intercept Pharmaceuticals, Inc.*	1,050	86,961
Intrexon Corp.*(b)	4,933	23,876
Ionis Pharmaceuticals, Inc.*	4,871	319,538
Iovance Biotherapeutics, Inc.*	4,370	71,450
Ironwood Pharmaceuticals, Inc.*	5,475	59,842
Karyopharm Therapeutics, Inc.*	2,156	12,160
Kiniksa Pharmaceuticals Ltd., Class A*	653	9,958
Kura Oncology, Inc.*	1,347	21,539
Lexicon Pharmaceuticals, Inc.*	3,750	20,175
Ligand Pharmaceuticals, Inc.*	724	77,743
MacroGenics, Inc.*	1,727	31,673
Magenta Therapeutics, Inc.*	1,175	17,226
MannKind Corp.*(b)	6,633	7,694
MediciNova, Inc.*(b)	1,493	14,811
Minerva Neurosciences, Inc.*	1,377	7,174
Mirati Therapeutics, Inc.*(b)	1,248	84,602
Momenta Pharmaceuticals, Inc.*	3,487	40,554
Myriad Genetics, Inc.*	2,594	64,253
Neurocrine Biosciences, Inc.*	3,215	272,568
Novavax, Inc.*(b)	691	3,925
OPKO Health, Inc.*(b)	20,759	37,159
PDL BioPharma, Inc.*	5,111	14,413
Portola Pharmaceuticals, Inc.*	2,352	65,597
Progenics Pharmaceuticals, Inc.*	2,994	12,545
ProQR Therapeutics NV*	1,371	16,630
Proteostasis Therapeutics, Inc.*	1,741	1,710

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Prothena Corp. plc*	1,412	13,160
PTC Therapeutics, Inc.*	2,029	81,363
Puma Biotechnology, Inc.*	1,350	19,967
Ra Pharmaceuticals, Inc.*	1,488	32,185
Radius Health, Inc.*	1,619	33,659
Regeneron Pharmaceuticals, Inc.*	2,549	769,084
REGENXBIO, Inc.*	1,289	55,453
Replimune Group, Inc.*	1,120	15,142
Retrophin, Inc.*	1,467	27,184
Rhythm Pharmaceuticals, Inc.*	1,219	30,707
Rigel Pharmaceuticals, Inc.*	5,919	12,607
Rocket Pharmaceuticals, Inc.*	1,548	25,279
Rubius Therapeutics, Inc.*(b)	2,799	40,474
Sage Therapeutics, Inc.*	1,802	309,710
Sangamo Therapeutics, Inc.*	3,633	31,789
Sarepta Therapeutics, Inc.*	2,523	287,244
Savara, Inc.*	1,244	13,485
Seattle Genetics, Inc.*	5,684	369,858
Seres Therapeutics, Inc.*(b)	1,447	4,934
Solid Biosciences, Inc.*(b)	1,255	6,940
Spark Therapeutics, Inc.*	1,215	132,435
Spectrum Pharmaceuticals, Inc.*	3,932	28,940
Surface Oncology, Inc.*	981	3,581
Synlogic, Inc.*	902	6,720
Syros Pharmaceuticals, Inc.*	1,220	7,198
Tocagen, Inc.*	815	4,148
Translate Bio, Inc.*	1,598	16,747
Ultragenyx Pharmaceutical, Inc.*	1,995	109,585
uniQure NV*	1,332	79,001
United Therapeutics Corp.*	1,548	129,986
UNITY Biotechnology, Inc.*(b)	1,499	12,232
Unum Therapeutics, Inc.*(b)	1,062	3,313
UroGen Pharma Ltd.*	725	24,693
Vanda Pharmaceuticals, Inc.*	1,864	27,364
Veracyte, Inc.*	1,455	32,970
Verastem, Inc.*(b)	2,614	3,450
Vertex Pharmaceuticals, Inc.*	8,526	1,416,851
Voyager Therapeutics, Inc.*	1,168	25,474
Xencor, Inc.*	1,993	61,464
Xenon Pharmaceuticals, Inc.*	895	9,039
Zafgen, Inc.*	1,307	2,392
Zai Lab Ltd., ADR*	735	19,264
		20,035,150
Chemicals - 0.0%(c)
Amyris, Inc.*(b)	2,710	9,187

Health Care Equipment & Supplies - 0.8%
Cerus Corp.*	4,850	22,747
Neuronetics, Inc.*(b)	622	7,165
Novocure Ltd.*	3,362	178,589
		208,501
Health Care Providers & Services - 0.1%
PetIQ, Inc.*	754	19,777

Life Sciences Tools & Services - 7.5%
Bio-Techne Corp.	1,338	264,991
Illumina, Inc.*	3,509	1,076,947
Luminex Corp.	1,582	33,380
Medpace Holdings, Inc.*	1,263	68,177
NanoString Technologies, Inc.*	1,102	31,341
Pacific Biosciences of California, Inc.*	5,346	35,818
PRA Health Sciences, Inc.*	2,321	201,300
Quanterix Corp.*	786	20,130
Syneos Health, Inc.*	3,657	150,778
		1,882,862
Pharmaceuticals - 8.5%
AcelRx Pharmaceuticals, Inc.*(b)	2,710	7,019
Aclaris Therapeutics, Inc.*	1,450	6,786
Aerie Pharmaceuticals, Inc.*	1,609	58,600
Akorn, Inc.*	4,445	18,313
Amphastar Pharmaceuticals, Inc.*	1,632	31,416
ANI Pharmaceuticals, Inc.*	420	29,257
Aquestive Therapeutics, Inc.*(b)	883	3,285
Aratana Therapeutics, Inc.*	1,723	7,978
Assertio Therapeutics, Inc.*	2,264	6,634
Collegium Pharmaceutical, Inc.*	1,179	13,570
Cymabay Therapeutics, Inc.*	2,135	25,791
Dermira, Inc.*	1,530	14,290
Dova Pharmaceuticals, Inc.*(b)	999	8,811
Eloxx Pharmaceuticals, Inc.*(b)	1,244	11,184
Endo International plc*	7,946	39,333
Evolus, Inc.*	965	13,124
EyePoint Pharmaceuticals, Inc.*(b)	3,399	5,336
Foamix Pharmaceuticals Ltd.*	1,926	4,719
GW Pharmaceuticals plc, ADR*	1,027	177,917
Horizon Therapeutics plc*	6,005	143,099
Hutchison China MediTech Ltd., ADR*	1,199	33,104
Innoviva, Inc.*	3,581	48,952
Intra-Cellular Therapies, Inc.*	1,952	25,356
Jazz Pharmaceuticals plc*	2,020	253,611
Kala Pharmaceuticals, Inc.*(b)	1,198	6,625
Medicines Co. (The)*(b)	2,615	93,225
Mylan NV*	18,267	306,886
MyoKardia, Inc.*	1,444	67,262
Nektar Therapeutics*	6,128	191,929
Ocular Therapeutix, Inc.*(b)	1,462	4,240
Omeros Corp.*(b)	1,735	30,848
Optinose, Inc.*(b)	1,460	11,081
Pacira BioSciences, Inc.*	1,459	63,481
Paratek Pharmaceuticals, Inc.*(b)	1,139	4,135
Reata Pharmaceuticals, Inc., Class A*	853	72,735
resTORbio, Inc.*(b)	1,016	7,325
Revance Therapeutics, Inc.*	1,559	16,790
SIGA Technologies, Inc.*	2,845	15,192
Strongbridge Biopharma plc*	1,918	5,447
Supernus Pharmaceuticals, Inc.*	1,850	55,556
TherapeuticsMD, Inc.*(b)	8,539	26,129
Theravance Biopharma, Inc.*	1,968	32,708
Tricida, Inc.*	1,509	55,441
WaVe Life Sciences Ltd.*	1,185	27,172
Xeris Pharmaceuticals, Inc.*	948	10,400
Zogenix, Inc.*	1,495	56,347
		2,148,439
TOTAL COMMON STOCKS (Cost $29,738,740)		24,303,916

See accompanying notes to the financial statements.

Investments	Number of Rights	Value ($)

RIGHTS - 0.0%(c)

Pharmaceuticals - 0.0%(c)
Corium International, Inc., CVR*(d)(e) (Cost $—)	1,033	186

Shares

SECURITIES LENDING REINVESTMENTS(f) - 1.8%

INVESTMENT COMPANIES - 1.8%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $449,161)	449,161	449,161

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 17.8%

REPURCHASE AGREEMENTS(g) - 17.8%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $4,495,657 (Cost $4,494,734)	4,494,734	4,494,734

Total Investments - 116.1% (Cost $34,682,635)		29,247,997
Liabilities in excess of other assets - (16.1%)		(4,064,912)
Net Assets - 100.0%		25,183,085

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $14,005,475.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $538,275, collateralized in the form of cash with a value of $449,161 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $131,544 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 3.13%, and maturity dates ranging from June 6, 2019 — February 15, 2045; a total value of $580,705.

(c)	Represents less than 0.05% of net assets.
(d)

Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $186, which represents approximately 0.00% of net assets of the Fund.

(e)	Illiquid security.
(f)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $449,161.
(g)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR                                             American Depositary Receipt

CVR                                             Contingent Value Rights - No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,738,244
Aggregate gross unrealized depreciation	(13,692,231)
Net unrealized depreciation	$(10,953,987)
Federal income tax cost	$34,959,767

See accompanying notes to the financial statements.

Swap Agreements(1)

UltraPro Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
12,777,156	11/6/2020	Bank of America NA	2.56%	NASDAQ Biotechnology Index®	(1,912,596)	1,162,596	750,000	—
6,896,888	12/7/2020	Deutsche Bank AG	2.69%	NASDAQ Biotechnology Index®	(1,561,696)	1,558,771	2,925	—
4,976,982	11/6/2020	Goldman Sachs International	2.89%	NASDAQ Biotechnology Index®	(819,008)	191,979	627,029	—
12,960,540	11/6/2019	Societe Generale	2.96%	NASDAQ Biotechnology Index®	1,679,303	(1,679,303)	—	—
13,707,916	11/6/2020	UBS AG	2.46%	NASDAQ Biotechnology Index®	(2,628,220)	2,518,259	109,961	—

51,319,482					(5,242,217)
				Total Unrealized Appreciation	1,679,303
				Total Unrealized Depreciation	(6,921,520)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 80.1%

Aerospace & Defense - 1.0%
AAR Corp.	1,045	31,444
Aerojet Rocketdyne Holdings, Inc.*	2,304	88,888
Aerovironment, Inc.*	676	43,771
Astronics Corp.*	678	27,574
Axon Enterprise, Inc.*	1,828	122,074
Cubic Corp.	995	56,138
Ducommun, Inc.*	336	15,164
KeyW Holding Corp. (The)*	1,547	17,404
Kratos Defense & Security Solutions, Inc.*	2,800	61,740
Maxar Technologies, Inc.(b)	1,800	12,204
Mercury Systems, Inc.*	1,684	115,792
Moog, Inc., Class A	1,017	83,821
National Presto Industries, Inc.(b)	159	15,564
Triumph Group, Inc.	1,551	30,074
Vectrus, Inc.*	355	12,528
Wesco Aircraft Holdings, Inc.*	1,721	16,900
		751,080
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc.*	1,855	40,699
Atlas Air Worldwide Holdings, Inc.*	753	26,649
Echo Global Logistics, Inc.*	891	17,526
Forward Air Corp.	914	51,029
Hub Group, Inc., Class A*	1,037	40,401
Radiant Logistics, Inc.*	1,237	7,867
		184,171
Airlines - 0.4%
Allegiant Travel Co.	408	57,165
Hawaiian Holdings, Inc.	1,559	38,944
Mesa Air Group, Inc.*	369	3,365
SkyWest, Inc.	1,619	95,068
Spirit Airlines, Inc.*	2,182	100,546
		295,088
Auto Components - 0.7%
American Axle & Manufacturing Holdings, Inc.*	3,540	35,789
Cooper Tire & Rubber Co.	1,612	44,459
Cooper-Standard Holdings, Inc.*	562	21,727
Dana, Inc.	4,650	67,844
Dorman Products, Inc.*	854	69,738
Fox Factory Holding Corp.*	1,146	76,805
Gentherm, Inc.*	1,107	41,380
LCI Industries	777	64,390
Modine Manufacturing Co.*	1,574	20,226
Motorcar Parts of America, Inc.*	596	10,555
Shiloh Industries, Inc.*	477	1,927
Standard Motor Products, Inc.	677	28,691
Stoneridge, Inc.*	875	22,776
Superior Industries International, Inc.	781	2,882
Tenneco, Inc., Class A	1,618	16,083
Tower International, Inc.	629	10,963
		536,235
Automobiles - 0.0%(c)
Winnebago Industries, Inc.	996	32,011

Banks - 7.4%
1st Constitution Bancorp	240	4,478
1st Source Corp.	497	21,749
ACNB Corp.	215	7,675
Allegiance Bancshares, Inc.*	372	12,075
Amalgamated Bank, Class A	376	6,204
American National Bankshares, Inc.	334	11,650
Ameris Bancorp	1,344	47,430
Ames National Corp.	273	7,180
Arrow Financial Corp.	386	12,418
Atlantic Capital Bancshares, Inc.*	788	12,892
Atlantic Union Bankshares Corp.	2,448	79,070
Auburn National Bancorporation, Inc.	77	2,646
Banc of California, Inc.	1,366	18,072
BancFirst Corp.	573	29,928
Bancorp, Inc. (The)*	1,602	14,258
BancorpSouth Bank	2,991	80,996
Bank of Commerce Holdings	495	5,098
Bank of Marin Bancorp	433	17,541
Bank of NT Butterfield & Son Ltd. (The)	1,774	58,577
Bank of Princeton (The)	183	5,133
BankFinancial Corp.	406	5,643
Bankwell Financial Group, Inc.	198	5,655
Banner Corp.	1,017	51,318
Bar Harbor Bankshares	485	11,461
Baycom Corp.*	325	7,104
BCB Bancorp, Inc.	438	5,361
Berkshire Hills Bancorp, Inc.	1,462	42,676
Boston Private Financial Holdings, Inc.	2,647	27,132
Bridge Bancorp, Inc.	529	14,722
Brookline Bancorp, Inc.	2,511	36,033
Bryn Mawr Bank Corp.	633	23,142
Business First Bancshares, Inc.	338	8,288
Byline Bancorp, Inc.*	517	9,647
C&F Financial Corp.	106	5,094
Cadence Bancorp	3,823	70,726
Cambridge Bancorp(b)	116	9,539
Camden National Corp.	489	20,709
Capital Bancorp, Inc.*	205	2,460
Capital City Bank Group, Inc.	364	8,521
Capstar Financial Holdings, Inc.	262	3,885
Carolina Financial Corp.	667	22,144
Cathay General Bancorp	2,456	82,620
CB Financial Services, Inc.	146	3,430
CBTX, Inc.	567	15,451
CenterState Bank Corp.	3,845	84,167
Central Pacific Financial Corp.	900	25,011
Central Valley Community Bancorp	368	7,220
Century Bancorp, Inc., Class A	93	8,334
Chemical Financial Corp.	2,268	85,866
Chemung Financial Corp.	107	4,794
Citizens & Northern Corp.	377	10,405
City Holding Co.	505	36,890
Civista Bancshares, Inc.	445	9,657
CNB Financial Corp.	459	11,360
Coastal Financial Corp.*	227	3,646
Codorus Valley Bancorp, Inc.	289	6,075
Columbia Banking System, Inc.	2,323	77,472
Community Bank System, Inc.	1,596	98,649
Community Bankers Trust Corp.	683	4,972
Community Financial Corp. (The)	153	4,748

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Community Trust Bancorp, Inc.	494	19,557
ConnectOne Bancorp, Inc.	961	20,191
County Bancorp, Inc.	163	2,807
Customers Bancorp, Inc.*	917	18,083
CVB Financial Corp.	3,555	73,055
Eagle Bancorp, Inc.	1,015	53,876
Enterprise Bancorp, Inc.	305	8,552
Enterprise Financial Services Corp.	712	27,903
Equity Bancshares, Inc., Class A*	422	10,499
Esquire Financial Holdings, Inc.*	192	4,378
Evans Bancorp, Inc.	146	5,123
Farmers & Merchants Bancorp, Inc.	283	8,363
Farmers National Banc Corp.	805	10,827
FB Financial Corp.	521	18,126
Fidelity D&D Bancorp, Inc.	89	5,296
Fidelity Southern Corp.	695	19,578
Financial Institutions, Inc.	490	13,245
First Bancorp, Inc.	321	8,115
First Bancorp/NC	929	32,896
First Bancorp/PR	6,793	67,658
First Bancshares, Inc. (The)	393	11,711
First Bank	518	5,802
First Busey Corp.	1,390	34,347
First Business Financial Services, Inc.	264	6,040
First Choice Bancorp	284	6,171
First Commonwealth Financial Corp.	3,114	39,143
First Community Bankshares, Inc.	493	16,151
First Community Corp.	228	4,054
First Financial Bancorp	3,034	67,719
First Financial Bankshares, Inc.	2,064	116,946
First Financial Corp.	378	14,300
First Financial Northwest, Inc.	262	3,972
First Foundation, Inc.	1,209	15,850
First Guaranty Bancshares, Inc.	154	3,172
First Internet Bancorp	311	6,323
First Interstate BancSystem, Inc., Class A	1,046	38,608
First Merchants Corp.	1,724	57,323
First Mid Bancshares, Inc.	403	13,468
First Midwest Bancorp, Inc.	3,359	65,467
First Northwest Bancorp	292	4,690
First of Long Island Corp. (The)	779	16,632
First Savings Financial Group, Inc.	60	3,435
First United Corp.	215	3,870
Flushing Financial Corp.	857	18,023
Franklin Financial Network, Inc.	410	10,763
Fulton Financial Corp.	5,301	83,544
FVCBankcorp, Inc.*	62	1,101
German American Bancorp, Inc.	728	20,289
Glacier Bancorp, Inc.	2,697	106,289
Great Southern Bancorp, Inc.	353	19,493
Great Western Bancorp, Inc.	1,821	56,578
Guaranty Bancshares, Inc.	244	7,137
Hancock Whitney Corp.	2,705	102,736
Hanmi Financial Corp.	965	19,898
HarborOne Bancorp, Inc.*	458	8,217
Heartland Financial USA, Inc.	934	38,565
Heritage Commerce Corp.	1,268	15,102
Heritage Financial Corp.	1,160	32,596
Hilltop Holdings, Inc.	2,262	45,534
Home BancShares, Inc.	4,985	87,337
HomeTrust Bancshares, Inc.	538	13,170
Hope Bancorp, Inc.	3,854	49,601
Horizon Bancorp, Inc.	1,175	18,224
Howard Bancorp, Inc.*	417	5,796
IBERIABANK Corp.	1,763	126,055
Independent Bank Corp./MA	1,052	72,956
Independent Bank Corp./MI	683	14,445
Independent Bank Group, Inc.	1,152	59,489
International Bancshares Corp.	1,756	64,024
Investar Holding Corp.	283	6,761
Investors Bancorp, Inc.	7,550	78,596
Lakeland Bancorp, Inc.	1,428	22,005
Lakeland Financial Corp.	776	34,105
LCNB Corp.	286	4,853
LegacyTexas Financial Group, Inc.	1,513	55,225
Level One Bancorp, Inc.	164	3,818
Live Oak Bancshares, Inc.	809	12,564
Macatawa Bank Corp.	826	8,384
Malvern Bancorp, Inc.*	241	4,796
Mercantile Bank Corp.	514	15,857
Metropolitan Bank Holding Corp.*	206	8,184
Mid Penn Bancorp, Inc.	148	3,552
Middlefield Banc Corp.	95	3,730
Midland States Bancorp, Inc.	669	16,391
MidSouth Bancorp, Inc.	476	5,360
MidWestOne Financial Group, Inc.	355	9,883
MutualFirst Financial, Inc.	185	5,528
MVB Financial Corp.	271	4,295
National Bank Holdings Corp., Class A	913	32,037
National Bankshares, Inc.	215	8,161
NBT Bancorp, Inc.	1,355	48,712
Nicolet Bankshares, Inc.*	250	14,623
Northeast Bank	241	4,979
Northrim Bancorp, Inc.	215	7,187
Norwood Financial Corp.	181	5,801
Oak Valley Bancorp(b)	220	4,138
OFG Bancorp	1,380	25,916
Ohio Valley Banc Corp.	128	4,646
Old Line Bancshares, Inc.	496	12,216
Old National Bancorp	4,804	76,576
Old Second Bancorp, Inc.	923	11,261
Opus Bank	626	12,564
Origin Bancorp, Inc.	555	18,515
Orrstown Financial Services, Inc.	211	4,482
Pacific City Financial Corp.	376	6,418
Pacific Mercantile Bancorp*	494	3,838
Pacific Premier Bancorp, Inc.	1,448	40,978
Park National Corp.	438	41,387
Parke Bancorp, Inc.	219	4,446
Peapack Gladstone Financial Corp.	595	16,089
Penns Woods Bancorp, Inc.	148	6,192
Peoples Bancorp of North Carolina, Inc.	145	3,966
Peoples Bancorp, Inc.	562	17,371
Peoples Financial Services Corp.	218	9,461
People’s Utah Bancorp	489	13,692
Preferred Bank	440	19,259
Premier Financial Bancorp, Inc.	376	5,869
QCR Holdings, Inc.	417	13,377
RBB Bancorp	440	8,144
Reliant Bancorp, Inc.	318	6,920
Renasant Corp.	1,534	51,849
Republic Bancorp, Inc., Class A	304	13,935
Republic First Bancorp, Inc.*	1,395	6,752

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
S&T Bancorp, Inc.	1,094	41,244
Sandy Spring Bancorp, Inc.	1,101	35,397
SB One Bancorp	227	4,983
Seacoast Banking Corp. of Florida*	1,463	33,927
Select Bancorp, Inc.*	494	5,459
ServisFirst Bancshares, Inc.	1,480	46,383
Shore Bancshares, Inc.	402	6,171
Sierra Bancorp	447	11,086
Simmons First National Corp., Class A	2,876	65,602
SmartFinancial, Inc.*	361	7,404
South State Corp.	1,132	74,615
Southern First Bancshares, Inc.*	220	7,839
Southern National Bancorp of Virginia, Inc.	622	8,590
Southside Bancshares, Inc.	1,017	33,124
Spirit of Texas Bancshares, Inc.*	318	7,047
Stock Yards Bancorp, Inc.	684	22,798
Summit Financial Group, Inc.	355	8,786
Tompkins Financial Corp.	469	37,065
Towne Bank	2,095	53,129
TriCo Bancshares	811	30,250
TriState Capital Holdings, Inc.*	779	16,024
Triumph Bancorp, Inc.*	784	22,007
Trustmark Corp.	2,082	66,145
UMB Financial Corp.	1,441	88,967
Union Bankshares, Inc.	124	4,082
United Bankshares, Inc.	3,128	111,920
United Community Banks, Inc.	2,491	66,036
United Security Bancshares	419	4,274
Unity Bancorp, Inc.	245	4,937
Univest Financial Corp.	914	21,826
Valley National Bancorp	10,255	100,704
Veritex Holdings, Inc.	1,403	35,678
Washington Trust Bancorp, Inc.	475	23,318
WesBanco, Inc.	1,661	59,015
West Bancorporation, Inc.	506	10,525
Westamerica Bancorp	820	49,110
		5,618,492
Beverages - 0.3%
Boston Beer Co., Inc. (The), Class A*	262	82,347
Castle Brands, Inc.*	2,930	1,450
Celsius Holdings, Inc.*	728	2,912
Coca-Cola Consolidated, Inc.	148	44,698
Craft Brew Alliance, Inc.*	406	5,607
MGP Ingredients, Inc.	421	25,348
National Beverage Corp.(b)	372	16,796
Primo Water Corp.*	1,067	12,313
		191,471
Biotechnology - 5.2%
Abeona Therapeutics, Inc.*	995	5,413
ACADIA Pharmaceuticals, Inc.*	3,596	86,268
Acceleron Pharma, Inc.*	1,384	55,208
Achillion Pharmaceuticals, Inc.*	4,322	12,015
Acorda Therapeutics, Inc.*	1,397	12,978
Adamas Pharmaceuticals, Inc.*(b)	707	3,323
ADMA Biologics, Inc.*(b)	616	2,556
Aduro Biotech, Inc.*	2,038	6,624
Adverum Biotechnologies, Inc.*	1,729	17,376
Aeglea BioTherapeutics, Inc.*	608	3,794
Agenus, Inc.*	2,932	7,477
AgeX Therapeutics, Inc.*	285	801
Aimmune Therapeutics, Inc.*	1,393	27,261
Akcea Therapeutics, Inc.*(b)	423	8,900
Akebia Therapeutics, Inc.*	2,729	12,144
Albireo Pharma, Inc.*	289	9,508
Alder Biopharmaceuticals, Inc.*	1,850	20,017
Aldeyra Therapeutics, Inc.*	671	4,677
Alector, Inc.*	177	2,993
Allakos, Inc.*(b)	452	17,718
Allena Pharmaceuticals, Inc.*	369	1,472
Allogene Therapeutics, Inc.*	700	18,361
AMAG Pharmaceuticals, Inc.*	1,089	10,378
Amicus Therapeutics, Inc.*	6,015	67,789
AnaptysBio, Inc.*	671	48,856
Anika Therapeutics, Inc.*	440	16,720
Apellis Pharmaceuticals, Inc.*	1,148	23,063
Aptinyx, Inc.*(b)	440	1,364
Arbutus Biopharma Corp.*	1,121	2,040
Arcus Biosciences, Inc.*(b)	998	8,463
Ardelyx, Inc.*	1,390	3,795
Arena Pharmaceuticals, Inc.*	1,577	83,597
ArQule, Inc.*	3,446	24,777
Array BioPharma, Inc.*	6,710	177,278
Arrowhead Pharmaceuticals, Inc.*	2,973	70,490
Assembly Biosciences, Inc.*	667	9,365
Atara Biotherapeutics, Inc.*	1,332	29,584
Athenex, Inc.*	1,394	20,143
Athersys, Inc.*(b)	3,701	6,144
Audentes Therapeutics, Inc.*	1,182	41,512
AVEO Pharmaceuticals, Inc.*(b)	3,404	2,915
Avid Bioservices, Inc.*	1,611	6,267
Avrobio, Inc.*	404	5,721
Bellicum Pharmaceuticals, Inc.*	1,280	2,637
BioCryst Pharmaceuticals, Inc.*	3,467	12,134
Biohaven Pharmaceutical Holding Co. Ltd.*	994	56,121
BioSpecifics Technologies Corp.*	181	10,706
BioTime, Inc.*(b)	3,589	3,553
Blueprint Medicines Corp.*	1,434	108,984
Calithera Biosciences, Inc.*	1,050	5,523
Calyxt, Inc.*	190	2,413
Cara Therapeutics, Inc.*(b)	1,037	21,321
CareDx, Inc.*	1,115	35,256
CASI Pharmaceuticals, Inc.*(b)	1,575	4,993
Catalyst Biosciences, Inc.*	378	2,971
Catalyst Pharmaceuticals, Inc.*	3,065	10,728
Celcuity, Inc.*	183	3,859
Cellular Biomedicine Group, Inc.*(b)	369	5,889
ChemoCentryx, Inc.*	712	8,031
Chimerix, Inc.*	1,486	5,052
Clovis Oncology, Inc.*	1,514	22,377
Cohbar, Inc.*(b)(d)	755	1,299
Coherus Biosciences, Inc.*	1,650	31,185
Concert Pharmaceuticals, Inc.*	676	6,888
Constellation Pharmaceuticals, Inc.*(b)	504	4,344
Corbus Pharmaceuticals Holdings, Inc.*	1,740	12,197
Corvus Pharmaceuticals, Inc.*	442	1,666
Crinetics Pharmaceuticals, Inc.*(b)	273	7,174
CTI BioPharma Corp.*	1,623	1,331
Cue Biopharma, Inc.*(b)	578	4,774
Cyclerion Therapeutics, Inc.*	446	6,222
Cytokinetics, Inc.*	1,463	15,171
CytomX Therapeutics, Inc.*	1,411	13,630

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Deciphera Pharmaceuticals, Inc.*	279	6,367
Denali Therapeutics, Inc.*	1,447	27,594
Dicerna Pharmaceuticals, Inc.*	1,707	21,133
Dynavax Technologies Corp.*	1,981	9,548
Eagle Pharmaceuticals, Inc.*	335	17,021
Editas Medicine, Inc.*	1,466	30,126
Eidos Therapeutics, Inc.*(b)	514	16,042
Emergent BioSolutions, Inc.*	1,448	57,804
Enanta Pharmaceuticals, Inc.*	532	48,130
Epizyme, Inc.*	1,893	26,010
Equillium, Inc.*	163	1,051
Esperion Therapeutics, Inc.*	728	34,653
Evelo Biosciences, Inc.*(b)	438	3,276
Fate Therapeutics, Inc.*	1,925	37,114
Fennec Pharmaceuticals, Inc.*	387	1,451
FibroGen, Inc.*	2,416	87,556
Five Prime Therapeutics, Inc.*	1,064	8,938
Flexion Therapeutics, Inc.*	1,067	11,769
Fortress Biotech, Inc.*	1,159	2,005
Forty Seven, Inc.*	442	4,999
G1 Therapeutics, Inc.*	736	15,427
Genomic Health, Inc.*	667	34,851
Geron Corp.*(b)	5,450	7,903
Global Blood Therapeutics, Inc.*	1,704	103,569
GlycoMimetics, Inc.*	1,084	12,835
Gossamer Bio, Inc.*	352	6,445
Gritstone Oncology, Inc.*(b)	219	2,039
GTx, Inc.*	164	194
Halozyme Therapeutics, Inc.*	3,965	58,484
Harpoon Therapeutics, Inc.*	79	950
Heron Therapeutics, Inc.*	2,190	37,296
Homology Medicines, Inc.*	545	11,031
Idera Pharmaceuticals, Inc.*	608	1,544
Immunic, Inc.*	26	244
ImmunoGen, Inc.*	4,564	8,215
Immunomedics, Inc.*	4,765	62,279
Inovio Pharmaceuticals, Inc.*(b)	2,764	6,606
Insmed, Inc.*	2,434	58,927
Insys Therapeutics, Inc.*(b)	857	649
Intellia Therapeutics, Inc.*(b)	1,053	14,616
Intercept Pharmaceuticals, Inc.*	694	57,477
Intrexon Corp.*(b)	2,338	11,316
Invitae Corp.*	2,252	39,297
Iovance Biotherapeutics, Inc.*	3,365	55,018
Ironwood Pharmaceuticals, Inc.*	4,470	48,857
Jounce Therapeutics, Inc.*	501	2,229
Kadmon Holdings, Inc.*	3,168	7,033
Karyopharm Therapeutics, Inc.*	1,560	8,798
Kezar Life Sciences, Inc.*	402	3,807
Kindred Biosciences, Inc.*	1,126	8,940
Kiniksa Pharmaceuticals Ltd., Class A*	377	5,749
Kodiak Sciences, Inc.*	300	2,964
Kura Oncology, Inc.*	900	14,391
La Jolla Pharmaceutical Co.*(b)	682	3,676
Lexicon Pharmaceuticals, Inc.*	1,375	7,398
Ligand Pharmaceuticals, Inc.*	666	71,515
LogicBio Therapeutics, Inc.*	249	3,777
MacroGenics, Inc.*	1,245	22,833
Madrigal Pharmaceuticals, Inc.*	220	20,328
Magenta Therapeutics, Inc.*	459	6,729
MannKind Corp.*(b)	5,192	6,023
MediciNova, Inc.*(b)	1,268	12,579
MeiraGTx Holdings plc*	383	8,430
Mersana Therapeutics, Inc.*	402	1,741
Minerva Neurosciences, Inc.*	973	5,069
Miragen Therapeutics, Inc.*	825	1,955
Mirati Therapeutics, Inc.*	681	46,165
Molecular Templates, Inc.*	387	3,119
Momenta Pharmaceuticals, Inc.*	3,091	35,948
Mustang Bio, Inc.*	514	1,763
Myriad Genetics, Inc.*	2,184	54,098
NantKwest, Inc.*(b)	897	924
Natera, Inc.*	1,061	24,297
Neon Therapeutics, Inc.*(b)	463	2,259
NewLink Genetics Corp.*	928	1,633
Novavax, Inc.*(b)	604	3,431
Nymox Pharmaceutical Corp.*	1,031	1,639
OPKO Health, Inc.*	10,219	18,292
Organovo Holdings, Inc.*	3,819	2,112
Ovid therapeutics, Inc.*	422	675
Palatin Technologies, Inc.*	6,438	8,627
PDL BioPharma, Inc.*	4,555	12,845
Pfenex, Inc.*	905	5,892
Pieris Pharmaceuticals, Inc.*	1,650	6,831
PolarityTE, Inc.*	321	2,013
Portola Pharmaceuticals, Inc.*	2,069	57,704
Principia Biopharma, Inc.*	181	5,296
Progenics Pharmaceuticals, Inc.*	2,678	11,221
Proteostasis Therapeutics, Inc.*(b)	1,089	1,070
Prothena Corp. plc*	1,274	11,874
PTC Therapeutics, Inc.*	1,637	65,644
Puma Biotechnology, Inc.*	927	13,710
Ra Pharmaceuticals, Inc.*	599	12,956
Radius Health, Inc.*	1,287	26,757
Recro Pharma, Inc.*	579	5,535
REGENXBIO, Inc.*	1,016	43,708
Repligen Corp.*	1,240	86,143
Replimune Group, Inc.*	370	5,002
Retrophin, Inc.*	1,308	24,237
Rhythm Pharmaceuticals, Inc.*	484	12,192
Rigel Pharmaceuticals, Inc.*	5,338	11,370
Rocket Pharmaceuticals, Inc.*	753	12,296
Rubius Therapeutics, Inc.*(b)	1,083	15,660
Sangamo Therapeutics, Inc.*	3,223	28,201
Savara, Inc.*	908	9,843
Scholar Rock Holding Corp.*(b)	475	8,712
Selecta Biosciences, Inc.*	1,089	2,167
Seres Therapeutics, Inc.*(b)	655	2,234
Solid Biosciences, Inc.*(b)	385	2,129
Sorrento Therapeutics, Inc.*(b)	3,639	10,226
Spark Therapeutics, Inc.*	1,000	109,000
Spectrum Pharmaceuticals, Inc.*	3,203	23,574
Spero Therapeutics, Inc.*	252	2,838
Spring Bank Pharmaceuticals, Inc.*(b)	442	2,480
Stemline Therapeutics, Inc.*	1,216	15,966
Surface Oncology, Inc.*	358	1,307
Sutro Biopharma, Inc.*	203	2,324
Syndax Pharmaceuticals, Inc.*	475	3,468
Synlogic, Inc.*	490	3,651
Synthorx, Inc.*	232	3,329
Syros Pharmaceuticals, Inc.*	802	4,732
T2 Biosystems, Inc.*(b)	986	1,923
TG Therapeutics, Inc.*(b)	1,994	12,502
Tocagen, Inc.*	652	3,319
Translate Bio, Inc.*(b)	939	9,841
Twist Bioscience Corp.*	168	4,336

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Tyme Technologies, Inc.*	3,304	3,866
Ultragenyx Pharmaceutical, Inc.*	1,669	91,678
UNITY Biotechnology, Inc.*(b)	790	6,446
Unum Therapeutics, Inc.*(b)	612	1,909
Vanda Pharmaceuticals, Inc.*	1,632	23,958
Veracyte, Inc.*	900	20,394
Verastem, Inc.*(b)	2,186	2,886
Vericel Corp.*	1,384	21,660
Viking Therapeutics, Inc.*(b)	1,941	14,926
Voyager Therapeutics, Inc.*	682	14,874
X4 Pharmaceuticals, Inc.*	25	384
Xencor, Inc.*	1,483	45,736
XOMA Corp.*	202	3,781
Y-mAbs Therapeutics, Inc.*	222	4,522
Zafgen, Inc.*	967	1,770
ZIOPHARM Oncology, Inc.*(b)	4,182	17,899
		3,959,923
Building Products - 1.0%
AAON, Inc.	1,308	59,370
Advanced Drainage Systems, Inc.	1,151	33,011
American Woodmark Corp.*	440	31,896
Apogee Enterprises, Inc.	848	30,740
Armstrong Flooring, Inc.*	676	7,125
Builders FirstSource, Inc.*	3,592	50,575
Caesarstone Ltd.	728	10,097
Continental Building Products, Inc.*	1,180	26,928
Cornerstone Building Brands, Inc.*	1,355	5,948
CSW Industrials, Inc.	475	30,367
Gibraltar Industries, Inc.*	1,016	36,271
Griffon Corp.	1,123	16,149
Insteel Industries, Inc.	580	10,602
JELD-WEN Holding, Inc.*	2,159	40,784
Masonite International Corp.*	837	39,799
Patrick Industries, Inc.*	733	29,899
PGT Innovations, Inc.*	1,800	26,928
Quanex Building Products Corp.	1,058	16,410
Simpson Manufacturing Co., Inc.	1,317	80,126
Trex Co., Inc.*	1,879	112,402
Universal Forest Products, Inc.	1,906	61,468
		756,895
Capital Markets - 1.0%
Artisan Partners Asset Management, Inc., Class A	1,527	36,114
Ashford, Inc.*	23	1,024
Associated Capital Group, Inc., Class A	76	2,836
B. Riley Financial, Inc.	660	13,088
Blucora, Inc.*	1,513	46,858
BrightSphere Investment Group plc	2,558	27,473
Cohen & Steers, Inc.	710	36,366
Cowen, Inc.*	880	13,332
Diamond Hill Investment Group, Inc.	103	14,780
Donnelley Financial Solutions, Inc.*	1,072	13,218
Federated Investors, Inc., Class B	3,077	93,941
Fidus Investment Corp.	1	11
Focus Financial Partners, Inc., Class A*	837	23,478
GAIN Capital Holdings, Inc.(b)	860	3,345
GAMCO Investors, Inc., Class A	151	2,574
Greenhill & Co., Inc.	563	8,428
Hamilton Lane, Inc., Class A	531	26,104
Houlihan Lokey, Inc.	1,074	48,555
INTL. FCStone, Inc.*	494	17,171
Ladenburg Thalmann Financial Services, Inc.	3,231	10,339
Moelis & Co., Class A	1,415	44,969
Oppenheimer Holdings, Inc., Class A	306	7,540
Piper Jaffray Cos.	455	32,223
PJT Partners, Inc., Class A	633	23,358
Pzena Investment Management, Inc., Class A	548	4,844
Safeguard Scientifics, Inc.*	613	7,362
Siebert Financial Corp.*(b)	234	2,080
Silvercrest Asset Management Group, Inc., Class A	265	3,538
Stifel Financial Corp.	2,206	118,308
Value Line, Inc.	34	829
Virtus Investment Partners, Inc.	215	21,842
Waddell & Reed Financial, Inc., Class A	2,380	38,437
Westwood Holdings Group, Inc.	262	7,669
WisdomTree Investments, Inc.	3,716	22,333
		774,367
Chemicals - 1.5%
Advanced Emissions Solutions, Inc.(b)	588	6,980
AdvanSix, Inc.*	953	23,234
AgroFresh Solutions, Inc.*	1,000	2,410
American Vanguard Corp.	929	12,337
Amyris, Inc.*(b)	1,050	3,560
Balchem Corp.	1,016	92,141
Chase Corp.	232	23,592
Ferro Corp.*	2,643	35,786
Flotek Industries, Inc.*	1,749	5,317
FutureFuel Corp.	820	8,512
GCP Applied Technologies, Inc.*	2,285	59,776
Hawkins, Inc.	308	10,952
HB Fuller Co.	1,610	63,482
Ingevity Corp.*	1,345	117,956
Innophos Holdings, Inc.	620	16,486
Innospec, Inc.	771	62,227
Intrepid Potash, Inc.*	3,036	9,594
Koppers Holdings, Inc.*	635	16,929
Kraton Corp.*	982	24,030
Kronos Worldwide, Inc.	720	9,079
Livent Corp.*	4,748	30,007
LSB Industries, Inc.*	685	2,295
Marrone Bio Innovations, Inc.*(b)	1,736	2,673
Minerals Technologies, Inc.	1,124	58,426
OMNOVA Solutions, Inc.*	1,393	7,898
PolyOne Corp.	2,537	63,755
PQ Group Holdings, Inc.*	1,162	17,604
Quaker Chemical Corp.	416	75,238
Rayonier Advanced Materials, Inc.	1,611	10,520
Sensient Technologies Corp.	1,353	91,598
Stepan Co.	643	54,565
Trecora Resources*	659	6,247
Tredegar Corp.	823	12,831
Trinseo SA	1,358	50,029
Tronox Holdings plc, Class A	2,974	27,569
Valhi, Inc.	803	1,606
		1,117,241
Commercial Services & Supplies - 2.1%
ABM Industries, Inc.	2,103	76,234

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
ACCO Brands Corp.	3,232	23,755
Advanced Disposal Services, Inc.*	2,304	74,051
Brady Corp., Class A	1,517	70,237
BrightView Holdings, Inc.*	950	15,875
Brink’s Co. (The)	1,598	123,046
Casella Waste Systems, Inc., Class A*	1,383	53,550
CECO Environmental Corp.*	963	8,523
Charah Solutions, Inc.*	271	1,263
Cimpress NV*	700	61,250
CompX International, Inc.	52	798
Covanta Holding Corp.	3,737	63,006
Deluxe Corp.	1,467	54,572
Ennis, Inc.	814	15,075
Healthcare Services Group, Inc.	2,353	74,378
Heritage-Crystal Clean, Inc.*	473	11,825
Herman Miller, Inc.	1,865	66,189
HNI Corp.	1,376	45,628
Interface, Inc.	1,877	27,160
Kimball International, Inc., Class B	1,138	17,571
Knoll, Inc.	1,539	30,226
LSC Communications, Inc.	1,041	5,049
Matthews International Corp., Class A	993	33,792
McGrath RentCorp	765	43,016
Mobile Mini, Inc.	1,413	43,337
MSA Safety, Inc.	1,083	107,629
Multi-Color Corp.	442	21,985
NL Industries, Inc.*	267	873
PICO Holdings, Inc.*	623	6,560
Pitney Bowes, Inc.	5,979	21,823
Quad/Graphics, Inc.	994	8,320
RR Donnelley & Sons Co.	2,243	4,979
SP Plus Corp.*	719	22,311
Steelcase, Inc., Class A	2,729	43,773
Team, Inc.*	941	13,663
Tetra Tech, Inc.	1,760	118,835
UniFirst Corp.	485	77,008
US Ecology, Inc.	695	41,366
Viad Corp.	648	40,720
VSE Corp.	277	6,678
		1,575,929
Communications Equipment - 1.3%
Acacia Communications, Inc.*	870	40,542
ADTRAN, Inc.	1,520	23,834
Aerohive Networks, Inc.*	1,053	3,580
Applied Optoelectronics, Inc.*(b)	605	5,239
CalAmp Corp.*	1,058	10,749
Calix, Inc.*	1,420	8,591
Casa Systems, Inc.*	823	4,625
Ciena Corp.*	4,555	159,152
Clearfield, Inc.*	356	4,731
Comtech Telecommunications Corp.	739	15,630
DASAN Zhone Solutions, Inc.*	187	2,446
Digi International, Inc.*	871	9,485
Extreme Networks, Inc.*	3,673	20,679
Finisar Corp.*	3,728	78,213
Harmonic, Inc.*	2,701	14,099
Infinera Corp.*	4,792	14,903
InterDigital, Inc.	1,071	68,030
KVH Industries, Inc.*	522	4,849
Lumentum Holdings, Inc.*	2,417	97,816
NETGEAR, Inc.*	994	25,049
NetScout Systems, Inc.*	2,384	58,432
Plantronics, Inc.	1,051	43,165
Quantenna Communications, Inc.*	1,087	26,371
Ribbon Communications, Inc.*	1,714	7,319
ViaSat, Inc.*	1,757	152,912
Viavi Solutions, Inc.*	7,226	87,073
		987,514
Construction & Engineering - 0.8%
Aegion Corp.*	1,016	14,630
Ameresco, Inc., Class A*	601	8,715
Argan, Inc.	464	21,312
Comfort Systems USA, Inc.	1,165	54,965
Dycom Industries, Inc.*	961	50,135
EMCOR Group, Inc.	1,820	146,619
Granite Construction, Inc.	1,393	55,985
Great Lakes Dredge & Dock Corp.*	1,811	19,269
HC2 Holdings, Inc.*	1,352	3,123
IES Holdings, Inc.*	266	4,767
Infrastructure and Energy Alternatives, Inc.*	547	1,521
MasTec, Inc.*	2,015	93,677
MYR Group, Inc.*	511	16,500
Northwest Pipe Co.*	301	6,995
NV5 Global, Inc.*	299	23,247
Orion Group Holdings, Inc.*	893	2,206
Primoris Services Corp.	1,325	24,168
Sterling Construction Co., Inc.*	848	10,125
Tutor Perini Corp.*	1,191	17,317
WillScot Corp.*	1,227	16,663
		591,939
Construction Materials - 0.1%
Forterra, Inc.*	600	2,868
Summit Materials, Inc., Class A*	3,562	49,797
United States Lime & Minerals, Inc.	61	4,981
US Concrete, Inc.*	511	23,797
		81,443
Consumer Finance - 0.5%
Curo Group Holdings Corp.*	372	3,486
Elevate Credit, Inc.*	656	2,795
Encore Capital Group, Inc.*	826	28,365
Enova International, Inc.*	1,049	22,396
EZCORP, Inc., Class A*	1,620	14,224
FirstCash, Inc.	1,360	128,819
Green Dot Corp., Class A*	1,534	71,193
LendingClub Corp.*	10,202	30,606
Nelnet, Inc., Class A	589	34,898
PRA Group, Inc.*	1,417	39,123
Regional Management Corp.*	299	7,376
World Acceptance Corp.*	197	26,061
		409,342
Containers & Packaging - 0.1%
Greif, Inc., Class A	814	28,848
Greif, Inc., Class B	178	7,841
Myers Industries, Inc.	1,118	18,917
UFP Technologies, Inc.*	211	7,790
		63,396
Distributors - 0.1%
Core-Mark Holding Co., Inc.	1,448	53,402
Funko, Inc., Class A*(b)	353	7,328
Weyco Group, Inc.	196	4,904
		65,634

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc.*	1,827	80,315
American Public Education, Inc.*	511	14,298
Career Education Corp.*	2,159	40,524
Carriage Services, Inc.	560	10,203
Chegg, Inc.*	3,446	129,087
Houghton Mifflin Harcourt Co.*	3,287	18,539
K12, Inc.*	1,188	36,317
Laureate Education, Inc., Class A*	3,012	48,373
Regis Corp.*	982	18,305
Sotheby’s*	1,058	35,665
Strategic Education, Inc.	665	117,033
Weight Watchers International, Inc.*	1,223	21,146
		569,805
Diversified Financial Services - 0.2%
Banco Latinoamericano de Comercio Exterior SA, Class E	972	19,392
Cannae Holdings, Inc.*	2,191	55,717
FGL Holdings	4,655	37,007
Marlin Business Services Corp.	277	6,177
On Deck Capital, Inc.*	1,638	6,585
		124,878
Diversified Telecommunication Services - 0.4%
ATN International, Inc.	334	19,539
Cincinnati Bell, Inc.*	1,458	9,331
Cogent Communications Holdings, Inc.	1,329	77,747
Consolidated Communications Holdings, Inc.(b)	2,229	8,916
Frontier Communications Corp.*(b)	3,315	6,232
Intelsat SA*	1,774	32,021
Iridium Communications, Inc.*	3,051	65,383
Ooma, Inc.*	597	6,895
ORBCOMM, Inc.*	2,324	15,524
pdvWireless, Inc.*	301	14,674
Vonage Holdings Corp.*	7,027	83,200
		339,462
Electric Utilities - 1.0%
ALLETE, Inc.	1,634	133,808
El Paso Electric Co.	1,290	75,078
IDACORP, Inc.	1,602	160,633
MGE Energy, Inc.	1,109	73,460
Otter Tail Corp.	1,251	62,137
PNM Resources, Inc.	2,528	119,094
Portland General Electric Co.	2,842	150,228
Spark Energy, Inc., Class A(b)	368	3,607
		778,045
Electrical Equipment - 0.6%
Allied Motion Technologies, Inc.	223	7,241
Atkore International Group, Inc.*	1,240	29,004
AZZ, Inc.	823	34,632
Babcock & Wilcox Enterprises, Inc.*	1,018	438
Encore Wire Corp.	647	32,292
Energous Corp.*(b)	760	3,131
EnerSys	1,377	77,429
Enphase Energy, Inc.*(b)	2,747	41,672
FuelCell Energy, Inc.*(b)	259	308
Generac Holdings, Inc.*	1,927	106,274
Plug Power, Inc.*(b)	6,792	17,387
Powell Industries, Inc.	281	9,672
Preformed Line Products Co.	96	4,513
Sunrun, Inc.*	3,072	48,107
Thermon Group Holdings, Inc.*	1,032	22,683
TPI Composites, Inc.*	469	9,779
Vicor Corp.*	555	16,822
Vivint Solar, Inc.*(b)	1,257	8,196
		469,580
Electronic Equipment, Instruments & Components - 1.9%
Anixter International, Inc.*	936	49,945
Arlo Technologies, Inc.*	2,344	8,040
AVX Corp.	1,482	21,919
Badger Meter, Inc.	910	48,048
Bel Fuse, Inc., Class B	316	5,461
Belden, Inc.	1,286	65,843
Benchmark Electronics, Inc.	1,394	30,793
Control4 Corp.*	841	19,898
CTS Corp.	1,038	27,466
Daktronics, Inc.	1,143	7,098
ePlus, Inc.*	423	29,889
Fabrinet*	1,145	48,823
FARO Technologies, Inc.*	544	23,990
Fitbit, Inc., Class A*	6,796	31,466
II-VI, Inc.*	1,996	62,734
Insight Enterprises, Inc.*	1,117	57,503
Iteris, Inc.*	806	4,304
Itron, Inc.*	1,077	61,012
KEMET Corp.	1,791	28,477
Kimball Electronics, Inc.*	788	11,229
Knowles Corp.*	2,778	43,698
Methode Electronics, Inc.	1,144	28,177
MTS Systems Corp.	567	30,765
Napco Security Technologies, Inc.*	372	9,940
nLight, Inc.*	721	13,476
Novanta, Inc.*	1,039	83,141
OSI Systems, Inc.*	533	55,214
PAR Technology Corp.*(b)	361	10,148
Park Electrochemical Corp.	611	9,128
PC Connection, Inc.	364	11,553
Plexus Corp.*	974	48,242
Rogers Corp.*	584	80,586
Sanmina Corp.*	2,153	57,248
ScanSource, Inc.*	801	23,397
SYNNEX Corp.	1,324	114,804
Tech Data Corp.*	1,186	107,511
TTM Technologies, Inc.*	2,980	25,419
Vishay Intertechnology, Inc.	4,212	64,191
Vishay Precision Group, Inc.*	329	11,785
		1,472,361
Energy Equipment & Services - 0.9%
Archrock, Inc.	4,042	35,853
Basic Energy Services, Inc.*	610	1,165
C&J Energy Services, Inc.*	2,018	23,893
Cactus, Inc., Class A*	1,209	39,353
CARBO Ceramics, Inc.*	656	945
Covia Holdings Corp.*	985	2,866
Dawson Geophysical Co.*	671	1,503
Diamond Offshore Drilling, Inc.*(b)	2,061	16,220
DMC Global, Inc.	456	30,844
Dril-Quip, Inc.*	1,134	46,777
Era Group, Inc.*	642	4,719
Exterran Corp.*	1,032	14,242
Forum Energy Technologies, Inc.*	2,575	9,836
Frank’s International NV*	2,327	13,241
FTS International, Inc.*	1,035	6,365

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Helix Energy Solutions Group, Inc.*	4,472	30,231
Independence Contract Drilling, Inc.*	1,550	3,084
ION Geophysical Corp.*	335	2,275
Keane Group, Inc.*	1,625	11,927
Key Energy Services, Inc.*	326	554
KLX Energy Services Holdings, Inc.*	640	12,608
Liberty Oilfield Services, Inc., Class A	1,409	17,965
Mammoth Energy Services, Inc.	398	4,179
Matrix Service Co.*	840	15,204
McDermott International, Inc.*	5,701	34,434
Natural Gas Services Group, Inc.*	398	6,062
NCS Multistage Holdings, Inc.*	311	830
Newpark Resources, Inc.*	2,833	19,803
Nine Energy Service, Inc.*	472	7,977
Noble Corp. plc*	7,839	15,208
Nuverra Environmental Solutions, Inc.*	55	212
Oceaneering International, Inc.*	3,145	51,578
Oil States International, Inc.*	1,895	31,533
Pioneer Energy Services Corp.*	2,423	764
Profire Energy, Inc.*	761	1,141
ProPetro Holding Corp.*	2,252	43,734
Quintana Energy Services, Inc.*(b)	198	525
RigNet, Inc.*	445	3,711
SEACOR Holdings, Inc.*	545	22,677
SEACOR Marine Holdings, Inc.*	524	7,215
Select Energy Services, Inc., Class A*	1,460	15,622
Smart Sand, Inc.*(b)	708	2,358
Solaris Oilfield Infrastructure, Inc., Class A	853	12,138
Superior Energy Services, Inc.*	4,873	7,894
TETRA Technologies, Inc.*	3,870	5,960
Tidewater, Inc.*	946	20,159
US Silica Holdings, Inc.	2,489	25,836
		683,220
Entertainment - 0.4%
AMC Entertainment Holdings, Inc., Class A(b)	1,652	19,791
Eros International plc*	1,089	8,418
Glu Mobile, Inc.*	3,580	28,568
IMAX Corp.*	1,704	37,079
Liberty Media Corp.-Liberty Braves, Class A*	317	8,413
Liberty Media Corp.-Liberty Braves, Class C*	1,134	30,176
LiveXLive Media, Inc.*(b)	935	3,534
Marcus Corp. (The)	637	22,270
Reading International, Inc., Class A*	532	7,017
Rosetta Stone, Inc.*	633	15,610
World Wrestling Entertainment, Inc., Class A	1,366	99,363
		280,239
Equity Real Estate Investment Trusts (REITs) - 5.8%
Acadia Realty Trust	2,560	70,016
Agree Realty Corp.	1,067	71,436
Alexander & Baldwin, Inc.	2,169	50,039
Alexander’s, Inc.	67	24,656
American Assets Trust, Inc.	1,223	55,512
Americold Realty Trust	5,015	156,969
Armada Hoffler Properties, Inc.	1,567	25,856
Ashford Hospitality Trust, Inc.	2,762	12,319
Bluerock Residential Growth REIT, Inc.	760	8,694
Braemar Hotels & Resorts, Inc.	928	9,688
BRT Apartments Corp.	309	3,900
CareTrust REIT, Inc.	2,645	64,300
CatchMark Timber Trust, Inc., Class A	1,560	14,680
CBL & Associates Properties, Inc.(b)	5,381	4,382
Cedar Realty Trust, Inc.	2,813	7,961
Chatham Lodging Trust	1,458	27,760
Chesapeake Lodging Trust	1,884	54,203
City Office REIT, Inc.	1,233	14,537
Clipper Realty, Inc.	473	6,040
Community Healthcare Trust, Inc.	565	22,108
CoreCivic, Inc.	3,775	82,673
CorEnergy Infrastructure Trust, Inc.(b)	378	14,575
CorePoint Lodging, Inc.	1,314	15,926
Cousins Properties, Inc.	13,364	120,944
DiamondRock Hospitality Co.	6,589	65,297
Easterly Government Properties, Inc.	1,924	35,421
EastGroup Properties, Inc.	1,117	123,987
Essential Properties Realty Trust, Inc.	1,132	24,066
Farmland Partners, Inc.	959	5,936
First Industrial Realty Trust, Inc.	3,959	137,417
Four Corners Property Trust, Inc.	2,152	61,892
Franklin Street Properties Corp.	3,314	23,993
Front Yard Residential Corp.	1,567	17,926
GEO Group, Inc. (The)	3,818	83,729
Getty Realty Corp.	1,040	32,198
Gladstone Commercial Corp.	909	19,153
Gladstone Land Corp.	456	5,654
Global Medical REIT, Inc.	719	7,665
Global Net Lease, Inc.	2,433	44,792
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,891	48,996
Healthcare Realty Trust, Inc.	3,939	126,993
Hersha Hospitality Trust	1,133	19,318
Independence Realty Trust, Inc.	2,835	31,128
Industrial Logistics Properties Trust	2,052	38,701
Innovative Industrial Properties, Inc.(b)	295	24,789
Investors Real Estate Trust	382	22,114
iStar, Inc.	2,069	22,780
Jernigan Capital, Inc.	603	12,735
Kite Realty Group Trust	2,628	39,946
Lexington Realty Trust	6,741	61,815
LTC Properties, Inc.	1,251	55,982
Mack-Cali Realty Corp.	2,875	65,320
Monmouth Real Estate Investment Corp.	2,835	39,520
National Health Investors, Inc.	1,300	102,115
National Storage Affiliates Trust	1,799	53,592
New Senior Investment Group, Inc.	2,372	15,631
NexPoint Residential Trust, Inc.	594	23,808
NorthStar Realty Europe Corp.	1,419	23,371
Office Properties Income Trust	1,518	36,295
One Liberty Properties, Inc.	481	13,728

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Pebblebrook Hotel Trust	4,127	114,854
Pennsylvania REIT	2,186	14,012
Physicians Realty Trust	5,806	106,308
Piedmont Office Realty Trust, Inc., Class A	4,010	81,523
PotlatchDeltic Corp.	2,103	70,766
Preferred Apartment Communities, Inc., Class A	1,303	20,457
PS Business Parks, Inc.	632	101,701
QTS Realty Trust, Inc., Class A	1,619	74,749
Retail Opportunity Investments Corp.	3,574	59,829
Rexford Industrial Realty, Inc.	2,934	110,905
RLJ Lodging Trust	5,525	94,864
RPT Realty	2,521	30,681
Ryman Hospitality Properties, Inc.	1,422	113,689
Sabra Health Care REIT, Inc.	5,656	109,104
Safehold, Inc.	249	6,795
Saul Centers, Inc.	373	20,026
Seritage Growth Properties, Class A(b)	1,036	43,326
Spirit MTA REIT	1,367	9,610
STAG Industrial, Inc.	3,106	90,633
Summit Hotel Properties, Inc.	3,284	37,536
Sunstone Hotel Investors, Inc.	7,250	97,295
Tanger Factory Outlet Centers, Inc.	2,918	49,489
Terreno Realty Corp.	1,910	87,306
Tier REIT, Inc.	1,704	45,872
UMH Properties, Inc.	1,071	14,255
Universal Health Realty Income Trust	404	33,116
Urban Edge Properties	3,476	59,961
Urstadt Biddle Properties, Inc., Class A	939	20,545
Washington Prime Group, Inc.	5,939	24,350
Washington REIT	2,545	67,722
Whitestone REIT	1,213	15,369
Xenia Hotels & Resorts, Inc.	3,580	74,858
		4,408,483
Food & Staples Retailing - 0.5%
Andersons, Inc. (The)	865	23,502
BJ’s Wholesale Club Holdings, Inc.*	4,055	101,294
Chefs’ Warehouse, Inc. (The)*	691	21,884
Ingles Markets, Inc., Class A	447	13,325
Natural Grocers by Vitamin Cottage, Inc.*	284	2,917
Performance Food Group Co.*	3,236	127,337
PriceSmart, Inc.	703	34,166
Rite Aid Corp.*(b)	1,690	12,945
Smart & Final Stores, Inc.*	732	4,765
SpartanNash Co.	1,133	13,075
United Natural Foods, Inc.*	1,630	16,544
Village Super Market, Inc., Class A	261	6,911
Weis Markets, Inc.	301	11,378
		390,043
Food Products - 0.9%
Alico, Inc.	95	2,448
B&G Foods, Inc.(b)	2,087	45,810
Calavo Growers, Inc.	505	44,162
Cal-Maine Foods, Inc.	991	36,687
Darling Ingredients, Inc.*	5,208	98,431
Dean Foods Co.	2,901	3,191
Farmer Brothers Co.*	319	5,844
Fresh Del Monte Produce, Inc.	967	24,194
Freshpet, Inc.*	835	38,802
Hostess Brands, Inc.*	3,138	42,018
J&J Snack Foods Corp.	475	76,404
John B Sanfilippo & Son, Inc.	271	20,772
Lancaster Colony Corp.	600	86,298
Landec Corp.*	778	7,718
Limoneira Co.	473	8,963
Sanderson Farms, Inc.	629	85,991
Seneca Foods Corp., Class A*	224	5,533
Simply Good Foods Co. (The)*	1,941	41,712
Tootsie Roll Industries, Inc.(b)	535	20,308
		695,286
Gas Utilities - 1.0%
Chesapeake Utilities Corp.	504	45,753
New Jersey Resources Corp.	2,772	131,531
Northwest Natural Holding Co.	907	62,420
ONE Gas, Inc.	1,655	144,912
RGC Resources, Inc.	232	6,317
South Jersey Industries, Inc.	2,944	92,883
Southwest Gas Holdings, Inc.	1,683	143,291
Spire, Inc.	1,568	130,646
		757,753
Health Care Equipment & Supplies - 2.8%
Accuray, Inc.*	2,730	10,128
AngioDynamics, Inc.*	1,157	21,740
Antares Pharma, Inc.*	4,584	12,789
AtriCure, Inc.*	1,172	34,340
Atrion Corp.	43	37,978
Avanos Medical, Inc.*	1,489	56,106
Axogen, Inc.*	1,077	22,542
Axonics Modulation Technologies, Inc.*	220	7,229
Cardiovascular Systems, Inc.*	1,076	41,910
Cerus Corp.*	4,276	20,054
CONMED Corp.	801	64,464
CryoLife, Inc.*	1,131	32,516
CryoPort, Inc.*(b)	867	14,496
Cutera, Inc.*	432	7,279
CytoSorbents Corp.*(b)	946	5,969
ElectroCore, Inc.*	388	663
Endologix, Inc.*	325	2,288
FONAR Corp.*	197	3,782
GenMark Diagnostics, Inc.*	1,649	11,032
Glaukos Corp.*	1,084	69,896
Globus Medical, Inc., Class A*	2,362	92,827
Haemonetics Corp.*	1,630	158,094
Helius Medical Technologies, Inc.*(b)	568	1,482
Heska Corp.*	216	15,142
Inogen, Inc.*	567	36,554
Integer Holdings Corp.*	987	69,189
IntriCon Corp.*	244	6,366
Invacare Corp.	1,049	6,221
iRadimed Corp.*(b)	114	2,379
iRhythm Technologies, Inc.*	765	52,372
Lantheus Holdings, Inc.*	1,179	28,284
LeMaitre Vascular, Inc.	509	13,137
LivaNova plc*	1,548	111,301
Meridian Bioscience, Inc.	1,322	14,939
Merit Medical Systems, Inc.*	1,694	87,461
Mesa Laboratories, Inc.	107	26,716
Natus Medical, Inc.*	1,037	25,821
Neogen Corp.*	1,598	90,047

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Neuronetics, Inc.*(b)	406	4,677
Nevro Corp.*	927	54,795
Novocure Ltd.*	2,336	124,088
NuVasive, Inc.*	1,635	94,765
Nuvectra Corp.*	549	2,081
OraSure Technologies, Inc.*	1,912	15,870
Orthofix Medical, Inc.*	556	27,427
OrthoPediatrics Corp.*	250	9,713
Oxford Immunotec Global plc*	822	12,018
Pulse Biosciences, Inc.*(b)	338	4,032
Quidel Corp.*	1,088	60,166
Rockwell Medical, Inc.*(b)	1,509	6,941
RTI Surgical Holdings, Inc.*	1,772	7,496
SeaSpine Holdings Corp.*	473	6,447
Senseonics Holdings, Inc.*(b)	2,710	5,366
SI-BONE, Inc.*	269	4,517
Sientra, Inc.*(b)	746	4,342
STAAR Surgical Co.*	1,394	32,299
Surmodics, Inc.*	421	17,076
Tactile Systems Technology, Inc.*	558	26,801
Tandem Diabetes Care, Inc.*	1,617	110,862
TransEnterix, Inc.*(b)	5,250	7,035
Utah Medical Products, Inc.	111	8,852
Vapotherm, Inc.*	145	2,439
Varex Imaging Corp.*	1,213	32,363
ViewRay, Inc.*	2,007	16,859
Wright Medical Group NV*	3,951	121,375
		2,136,235
Health Care Providers & Services - 1.5%
AAC Holdings, Inc.*(b)	421	379
Addus HomeCare Corp.*	308	21,061
Amedisys, Inc.*	849	95,351
American Renal Associates Holdings, Inc.*	417	2,706
AMN Healthcare Services, Inc.*	1,467	71,062
Apollo Medical Holdings, Inc.*	108	1,927
BioScrip, Inc.*	4,022	8,326
BioTelemetry, Inc.*	1,049	50,205
Brookdale Senior Living, Inc.*	5,940	36,709
Capital Senior Living Corp.*	783	3,281
Community Health Systems, Inc.*	2,723	7,243
CorVel Corp.*	284	21,010
Cross Country Healthcare, Inc.*	1,127	8,013
Diplomat Pharmacy, Inc.*	1,805	8,339
Ensign Group, Inc. (The)	1,583	84,311
Enzo Biochem, Inc.*	1,397	4,498
Genesis Healthcare, Inc.*	1,813	2,049
Guardant Health, Inc.*	458	35,211
HealthEquity, Inc.*	1,721	112,485
LHC Group, Inc.*	936	106,030
Magellan Health, Inc.*	771	50,909
National HealthCare Corp.	385	29,903
National Research Corp.	353	17,999
Owens & Minor, Inc.	1,941	5,221
Patterson Cos., Inc.	2,606	54,778
PetIQ, Inc.*	500	13,115
Providence Service Corp. (The)*	353	22,832
Quorum Health Corp.*	951	1,674
R1 RCM, Inc.*	3,269	38,378
RadNet, Inc.*	1,276	15,414
Select Medical Holdings Corp.*	3,446	48,416
Surgery Partners, Inc.*	590	5,056
Tenet Healthcare Corp.*	2,658	53,054
Tivity Health, Inc.*	1,508	27,596
Triple-S Management Corp., Class B*	691	16,930
US Physical Therapy, Inc.	396	44,237
		1,125,708
Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc.*	5,537	53,875
Castlight Health, Inc., Class B*	2,494	8,155
Computer Programs & Systems, Inc.	368	9,498
Evolent Health, Inc., Class A*	2,167	23,057
HealthStream, Inc.*	821	20,525
HMS Holdings Corp.*	2,633	80,122
Inovalon Holdings, Inc., Class A*	2,187	30,159
Inspire Medical Systems, Inc.*	472	26,654
Medidata Solutions, Inc.*	1,834	167,169
NantHealth, Inc.*(b)	651	351
NextGen Healthcare, Inc.*	1,715	33,014
Omnicell, Inc.*	1,230	97,723
Simulations Plus, Inc.	367	9,201
Tabula Rasa HealthCare, Inc.*	563	25,431
Teladoc Health, Inc.*	2,131	123,854
Vocera Communications, Inc.*	960	31,065
		739,853
Hotels, Restaurants & Leisure - 2.4%
BBX Capital Corp.	2,085	8,528
Biglari Holdings, Inc., Class A*	6	2,937
Biglari Holdings, Inc., Class B*	26	2,356
BJ’s Restaurants, Inc.	666	27,899
Bloomin’ Brands, Inc.	2,637	50,920
Bluegreen Vacations Corp.	236	1,845
Boyd Gaming Corp.	2,618	62,622
Brinker International, Inc.	1,191	44,746
Carrols Restaurant Group, Inc.*	1,105	9,415
Century Casinos, Inc.*	857	7,490
Cheesecake Factory, Inc. (The)	1,343	58,085
Churchill Downs, Inc.	1,122	110,607
Chuy’s Holdings, Inc.*	531	11,746
Cracker Barrel Old Country Store, Inc.	611	95,982
Dave & Buster’s Entertainment, Inc.	1,233	61,329
Del Frisco’s Restaurant Group, Inc.*	1,052	7,217
Del Taco Restaurants, Inc.*	968	10,474
Denny’s Corp.*	1,941	38,199
Dine Brands Global, Inc.	532	50,231
Drive Shack, Inc.*	1,921	8,740
El Pollo Loco Holdings, Inc.*	689	7,221
Eldorado Resorts, Inc.*	2,092	102,864
Empire Resorts, Inc.*	116	1,416
Everi Holdings, Inc.*	2,109	23,494
Fiesta Restaurant Group, Inc.*	754	10,692
Golden Entertainment, Inc.*	592	7,637
Habit Restaurants, Inc. (The), Class A*	648	6,609
International Speedway Corp., Class A	746	33,391
J Alexander’s Holdings, Inc.*	406	4,271
Jack in the Box, Inc.	819	68,141
Lindblad Expeditions Holdings, Inc.*	676	11,032
Marriott Vacations Worldwide Corp.	1,237	111,207
Monarch Casino & Resort, Inc.*	359	15,448

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Nathan’s Famous, Inc.	91	6,152
Noodles & Co.*	444	3,210
Papa John’s International, Inc.(b)	706	34,220
Penn National Gaming, Inc.*	3,493	65,843
Planet Fitness, Inc., Class A*	2,812	215,034
PlayAGS, Inc.*	698	13,360
Potbelly Corp.*	712	3,581
RCI Hospitality Holdings, Inc.	287	4,667
Red Lion Hotels Corp.*	514	3,896
Red Robin Gourmet Burgers, Inc.*	412	10,539
Red Rock Resorts, Inc., Class A	2,207	46,082
Ruth’s Hospitality Group, Inc.	917	20,972
Scientific Games Corp.*	1,766	33,731
SeaWorld Entertainment, Inc.*	1,744	55,808
Shake Shack, Inc., Class A*	783	48,037
Speedway Motorsports, Inc.	365	6,628
Texas Roadhouse, Inc.	2,155	110,465
Town Sports International Holdings, Inc.*	457	1,174
Wingstop, Inc.	923	73,545
		1,831,735
Household Durables - 1.5%
Bassett Furniture Industries, Inc.	318	4,671
Beazer Homes USA, Inc.*	955	8,671
Cavco Industries, Inc.*	271	38,916
Century Communities, Inc.*	831	22,188
Ethan Allen Interiors, Inc.	760	16,127
Flexsteel Industries, Inc.	233	3,996
GoPro, Inc., Class A*	3,650	22,995
Green Brick Partners, Inc.*	779	6,769
Hamilton Beach Brands Holding Co., Class A	204	3,568
Helen of Troy Ltd.*	818	109,293
Hooker Furniture Corp.	370	9,927
Hovnanian Enterprises, Inc., Class A*(b)	153	1,453
Installed Building Products, Inc.*	690	35,494
iRobot Corp.*(b)	857	74,653
KB Home	2,729	68,580
La-Z-Boy, Inc.	1,482	47,705
Legacy Housing Corp.*	145	1,873
LGI Homes, Inc.*	588	40,102
Lifetime Brands, Inc.	372	2,902
Lovesac Co. (The)*	181	6,525
M/I Homes, Inc.*	860	23,547
MDC Holdings, Inc.	1,556	48,905
Meritage Homes Corp.*	1,209	60,571
New Home Co., Inc. (The)*	402	1,588
Purple Innovation, Inc.*(b)	138	905
Roku, Inc.*	1,379	124,662
Skyline Champion Corp.	1,061	24,817
Sonos, Inc.*	511	5,187
Taylor Morrison Home Corp., Class A*	3,668	73,250
TopBuild Corp.*	1,126	89,258
TRI Pointe Group, Inc.*	4,503	55,387
Tupperware Brands Corp.	1,552	28,898
Turtle Beach Corp.*(b)	262	2,180
Universal Electronics, Inc.*	427	16,819
Vuzix Corp.*(b)	747	1,554
William Lyon Homes, Class A*	1,016	18,837
ZAGG, Inc.*	853	5,681
		1,108,454
Household Products - 0.2%
Central Garden & Pet Co.*	331	9,318
Central Garden & Pet Co., Class A*	1,307	33,420
Oil-Dri Corp. of America	164	4,820
WD-40 Co.	435	68,003
		115,561
Independent Power and Renewable Electricity Producers - 0.3%
Atlantic Power Corp.*	3,449	8,036
Clearway Energy, Inc., Class A	1,107	15,863
Clearway Energy, Inc., Class C	2,335	35,025
Ormat Technologies, Inc.	1,266	74,745
Pattern Energy Group, Inc., Class A	2,570	54,510
TerraForm Power, Inc., Class A	2,324	31,374
		219,553
Industrial Conglomerates - 0.0%(c)
Raven Industries, Inc.	1,138	37,270

Insurance - 2.2%
Ambac Financial Group, Inc.*	1,440	21,888
American Equity Investment Life Holding Co.	2,847	80,599
AMERISAFE, Inc.	608	36,219
Argo Group International Holdings Ltd.	1,032	72,746
Citizens, Inc.*(b)	1,572	10,077
CNO Financial Group, Inc.	5,223	82,053
Crawford & Co., Class B	352	2,929
Donegal Group, Inc., Class A	299	4,321
eHealth, Inc.*	695	49,039
EMC Insurance Group, Inc.	295	10,644
Employers Holdings, Inc.	1,023	42,495
Enstar Group Ltd.*	385	63,294
FBL Financial Group, Inc., Class A	317	19,515
FedNat Holding Co.	368	4,975
Genworth Financial, Inc., Class A*	16,020	46,618
Global Indemnity Ltd.	266	7,900
Goosehead Insurance, Inc., Class A	311	11,392
Greenlight Capital Re Ltd., Class A*	913	9,267
Hallmark Financial Services, Inc.*	415	4,893
HCI Group, Inc.	230	9,349
Health Insurance Innovations, Inc., Class A*(b)	410	10,574
Heritage Insurance Holdings, Inc.	637	9,319
Horace Mann Educators Corp.	1,308	52,987
Independence Holding Co.	146	5,450
Investors Title Co.	43	6,640
James River Group Holdings Ltd.	822	36,661
Kemper Corp.	1,675	139,008
Kingstone Cos., Inc.	296	2,640
Kinsale Capital Group, Inc.	622	52,117
Maiden Holdings Ltd.	2,167	1,170
MBIA, Inc.*	2,815	24,969
National General Holdings Corp.	2,052	46,621
National Western Life Group, Inc., Class A	73	19,465
NI Holdings, Inc.*	309	5,234
Primerica, Inc.	1,371	157,473
ProAssurance Corp.	1,687	63,296
Protective Insurance Corp., Class B	299	5,128
RLI Corp.	1,247	107,092
Safety Insurance Group, Inc.	466	42,467
Selective Insurance Group, Inc.	1,847	132,338

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
State Auto Financial Corp.	532	18,189
Stewart Information Services Corp.	745	30,642
Third Point Reinsurance Ltd.*	2,362	23,998
Tiptree, Inc.	841	5,088
Trupanion, Inc.*(b)	817	23,963
United Fire Group, Inc.	667	31,309
United Insurance Holdings Corp.	652	8,789
Universal Insurance Holdings, Inc.	1,003	29,127
		1,681,967
Interactive Media & Services - 0.4%
Care.com, Inc.*	637	9,103
Cargurus, Inc.*	1,590	54,314
Cars.com, Inc.*	2,198	46,532
Liberty TripAdvisor Holdings, Inc., Class A*	2,309	24,591
Meet Group, Inc. (The)*	2,259	8,742
QuinStreet, Inc.*	1,413	21,661
Travelzoo*	146	2,484
TrueCar, Inc.*	2,994	19,521
Yelp, Inc.*	2,577	79,191
		266,139
Internet & Direct Marketing Retail - 0.7%
1-800-Flowers.com, Inc., Class A*	841	15,357
Duluth Holdings, Inc., Class B*(b)	262	3,917
Etsy, Inc.*	3,796	236,529
Gaia, Inc.*(b)	356	2,645
Groupon, Inc.*	14,166	50,006
Lands’ End, Inc.*	334	4,132
Leaf Group Ltd.*	532	3,825
Liberty Expedia Holdings, Inc., Class A*	1,732	71,410
Liquidity Services, Inc.*	860	4,833
Overstock.com, Inc.*(b)	732	6,991
PetMed Express, Inc.(b)	633	11,058
Quotient Technology, Inc.*	2,534	26,784
Remark Holdings, Inc.*	913	913
Shutterfly, Inc.*	1,064	50,519
Shutterstock, Inc.	596	22,684
Stamps.com, Inc.*	558	18,715
		530,318
IT Services - 1.8%
Brightcove, Inc.*	1,146	11,437
CACI International, Inc., Class A*	780	158,746
Carbonite, Inc.*	1,024	24,238
Cardtronics plc, Class A*	1,260	38,052
Cass Information Systems, Inc.	457	20,597
CSG Systems International, Inc.	1,040	46,644
Endurance International Group Holdings, Inc.*	2,231	9,928
EVERTEC, Inc.	1,936	55,486
Evo Payments, Inc., Class A*	787	23,169
Exela Technologies, Inc.*	1,506	3,298
ExlService Holdings, Inc.*	1,061	62,875
GTT Communications, Inc.*(b)	1,346	32,008
Hackett Group, Inc. (The)	763	12,277
I3 Verticals, Inc., Class A*	290	7,415
Information Services Group, Inc.*	1,086	3,377
Internap Corp.*	771	2,005
KBR, Inc.	4,482	99,590
Limelight Networks, Inc.*	3,520	10,842
LiveRamp Holdings, Inc.*	2,151	110,518
ManTech International Corp., Class A	840	51,551
MAXIMUS, Inc.	2,028	144,495
MoneyGram International, Inc.*	983	1,366
NIC, Inc.	2,045	32,638
Perficient, Inc.*	1,028	31,282
Perspecta, Inc.	4,517	98,064
PFSweb, Inc.*	483	1,811
Presidio, Inc.	1,291	17,106
PRGX Global, Inc.*	667	4,356
Science Applications International Corp.	1,605	123,168
ServiceSource International, Inc.*	2,507	2,607
Sykes Enterprises, Inc.*	1,256	31,099
TTEC Holdings, Inc.	450	17,856
Tucows, Inc., Class A*(b)	301	17,834
Unisys Corp.*	1,602	15,539
USA Technologies, Inc.*	1,807	12,125
Virtusa Corp.*	903	38,287
		1,373,686
Leisure Products - 0.3%
Acushnet Holdings Corp.	1,101	25,862
American Outdoor Brands Corp.*	1,705	14,305
Callaway Golf Co.	2,988	43,923
Clarus Corp.	665	8,479
Escalade, Inc.	336	3,740
Johnson Outdoors, Inc., Class A	154	11,367
Malibu Boats, Inc., Class A*	659	23,658
Marine Products Corp.	239	3,308
MasterCraft Boat Holdings, Inc.*	586	11,638
Nautilus, Inc.*	929	2,499
Sturm Ruger & Co., Inc.(b)	533	26,495
Vista Outdoor, Inc.*	1,812	13,898
YETI Holdings, Inc.*(b)	876	20,954
		210,126
Life Sciences Tools & Services - 0.5%
Accelerate Diagnostics, Inc.*(b)	828	15,657
Cambrex Corp.*	1,067	42,467
ChromaDex Corp.*	1,224	4,871
Codexis, Inc.*	1,640	29,684
Fluidigm Corp.*	1,044	13,666
Harvard Bioscience, Inc.*	1,157	2,626
Luminex Corp.	1,319	27,831
Medpace Holdings, Inc.*	691	37,300
NanoString Technologies, Inc.*	827	23,520
NeoGenomics, Inc.*	2,605	56,555
Pacific Biosciences of California, Inc.*	4,390	29,413
Quanterix Corp.*	270	6,915
Syneos Health, Inc.*	1,971	81,264
		371,769
Machinery - 3.0%
Actuant Corp., Class A	1,936	42,863
Alamo Group, Inc.	305	28,954
Albany International Corp., Class A	912	63,904
Altra Industrial Motion Corp.	1,908	59,854
Astec Industries, Inc.	717	21,101
Barnes Group, Inc.	1,518	78,511
Blue Bird Corp.*	478	8,996
Briggs & Stratton Corp.	1,303	12,248
Chart Industries, Inc.*	978	74,944
CIRCOR International, Inc.*	515	21,764
Columbus McKinnon Corp.	711	25,781
Commercial Vehicle Group, Inc.*	963	5,980
Douglas Dynamics, Inc.	706	26,193

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Eastern Co. (The)	173	4,207
Energy Recovery, Inc.*	1,144	10,811
EnPro Industries, Inc.	650	36,069
ESCO Technologies, Inc.	809	56,541
Evoqua Water Technologies Corp.*	2,405	28,307
Federal Signal Corp.	1,888	45,104
Franklin Electric Co., Inc.	1,474	64,605
FreightCar America, Inc.*	380	2,291
Gencor Industries, Inc.*	280	3,102
Global Brass & Copper Holdings, Inc.	693	30,236
Gorman-Rupp Co. (The)	561	16,645
Graham Corp.	303	6,184
Greenbrier Cos., Inc. (The)	1,005	27,346
Harsco Corp.*	2,558	63,950
Hillenbrand, Inc.	1,997	74,348
Hurco Cos., Inc.	200	7,012
Hyster-Yale Materials Handling, Inc.	330	14,513
John Bean Technologies Corp.	998	102,345
Kadant, Inc.	348	28,251
Kennametal, Inc.	2,589	79,612
LB Foster Co., Class A*	318	7,686
Lindsay Corp.	339	26,910
Lydall, Inc.*	538	9,727
Manitex International, Inc.*	459	2,740
Manitowoc Co., Inc. (The)*	1,122	15,315
Meritor, Inc.*	2,541	51,227
Milacron Holdings Corp.*	2,203	25,291
Miller Industries, Inc.	353	9,372
Mueller Industries, Inc.	1,803	48,591
Mueller Water Products, Inc., Class A	4,915	45,415
Navistar International Corp.*	1,565	48,687
NN, Inc.	1,341	10,393
Omega Flex, Inc.	94	8,030
Park-Ohio Holdings Corp.	283	8,835
Proto Labs, Inc.*	861	86,401
RBC Bearings, Inc.*	760	108,148
REV Group, Inc.	931	10,316
Rexnord Corp.*	3,320	87,349
Spartan Motors, Inc.	1,084	9,355
SPX Corp.*	1,367	40,655
SPX FLOW, Inc.*	1,342	47,909
Standex International Corp.	400	26,016
Sun Hydraulics Corp.	919	38,368
Tennant Co.	566	32,607
Titan International, Inc.	1,597	6,739
TriMas Corp.*	1,457	41,743
Twin Disc, Inc.*	303	4,369
Wabash National Corp.	1,733	23,413
Watts Water Technologies, Inc., Class A	882	71,786
Woodward, Inc.	1,704	185,600
		2,311,565
Marine - 0.1%
Costamare, Inc.	1,594	8,161
Eagle Bulk Shipping, Inc.*	1,514	7,055
Genco Shipping & Trading Ltd.*	311	2,249
Matson, Inc.	1,344	45,992
Safe Bulkers, Inc.*	1,618	2,281
Scorpio Bulkers, Inc.	1,735	7,339
		73,077
Media - 1.3%
Beasley Broadcast Group, Inc., Class A	252	799
Boston Omaha Corp., Class A*(b)	162	3,909
Cardlytics, Inc.*	190	4,360
Central European Media Enterprises Ltd., Class A*	2,773	10,177
Clear Channel Outdoor Holdings, Inc.*	1,208	6,137
Daily Journal Corp.*(b)	35	7,521
Emerald Expositions Events, Inc.	788	9,220
Entercom Communications Corp., Class A	4,067	23,548
Entravision Communications Corp., Class A	2,047	6,018
EW Scripps Co. (The), Class A	1,431	21,780
Fluent, Inc.*	1,038	5,065
Gannett Co., Inc.	3,600	28,296
Gray Television, Inc.*	2,538	43,730
Hemisphere Media Group, Inc.*	574	7,749
Liberty Latin America Ltd., Class A*	1,378	23,495
Liberty Latin America Ltd., Class C*	3,611	62,073
Loral Space & Communications, Inc.*	406	13,763
MDC Partners, Inc., Class A*	1,773	4,964
Meredith Corp.	1,254	64,920
MSG Networks, Inc., Class A*	1,881	39,708
National CineMedia, Inc.	2,450	16,048
New Media Investment Group, Inc.	1,895	17,491
New York Times Co. (The), Class A	4,173	132,785
Nexstar Media Group, Inc., Class A	1,424	142,614
Saga Communications, Inc., Class A	121	3,521
Scholastic Corp.	905	29,946
Sinclair Broadcast Group, Inc., Class A	2,150	115,412
TechTarget, Inc.*	652	12,323
TEGNA, Inc.	6,890	104,315
Tribune Publishing Co.	548	5,381
WideOpenWest, Inc.*	942	7,027
		974,095
Metals & Mining - 0.8%
AK Steel Holding Corp.*(b)	10,009	17,215
Allegheny Technologies, Inc.*	3,989	85,405
Carpenter Technology Corp.	1,481	60,069
Century Aluminum Co.*	1,585	8,860
Cleveland-Cliffs, Inc.(b)	9,300	80,910
Coeur Mining, Inc.*	6,019	17,094
Commercial Metals Co.	3,699	49,382
Compass Minerals International, Inc.	1,083	55,244
Gold Resource Corp.	1,671	4,746
Haynes International, Inc.	394	11,477
Hecla Mining Co.	14,563	19,078
Kaiser Aluminum Corp.	512	45,629
Materion Corp.	639	38,628
Olympic Steel, Inc.	292	3,615
Ramaco Resources, Inc.*	189	1,064
Ryerson Holding Corp.*	506	3,906
Schnitzer Steel Industries, Inc., Class A	832	17,564

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
SunCoke Energy, Inc.*	2,064	15,150
Synalloy Corp.	265	4,918
TimkenSteel Corp.*	1,271	9,037
Universal Stainless & Alloy Products, Inc.*	266	3,378
Warrior Met Coal, Inc.	1,373	35,437
Worthington Industries, Inc.	1,296	44,245
		632,051
Mortgage Real Estate Investment Trusts (REITs) - 1.0%
AG Mortgage Investment Trust, Inc.	908	14,001
Anworth Mortgage Asset Corp.	3,093	11,722
Apollo Commercial Real Estate Finance, Inc.	4,401	80,890
Arbor Realty Trust, Inc.(b)	2,326	28,633
Ares Commercial Real Estate Corp.	852	12,507
Arlington Asset Investment Corp., Class A(b)	944	6,315
ARMOUR Residential REIT, Inc.	1,624	28,258
Blackstone Mortgage Trust, Inc., Class A	3,630	127,994
Capstead Mortgage Corp.	2,695	21,317
Cherry Hill Mortgage Investment Corp.	514	8,378
Colony Credit Real Estate, Inc.(b)	2,669	40,596
Dynex Capital, Inc.	2,185	12,018
Exantas Capital Corp.	964	10,508
Granite Point Mortgage Trust, Inc.	1,605	29,837
Great Ajax Corp.	512	6,502
Invesco Mortgage Capital, Inc.	4,084	62,853
KKR Real Estate Finance Trust, Inc.	683	13,510
Ladder Capital Corp.	2,934	46,651
New York Mortgage Trust, Inc.	5,408	32,664
Orchid Island Capital, Inc.(b)	1,556	9,461
PennyMac Mortgage Investment Trust	1,904	39,603
Ready Capital Corp.	939	13,681
Redwood Trust, Inc.	3,035	48,348
TPG RE Finance Trust, Inc.	1,118	21,432
Western Asset Mortgage Capital Corp.	1,484	14,380
		742,059
Multiline Retail - 0.3%
Big Lots, Inc.	1,274	35,163
Dillard’s, Inc., Class A(b)	352	19,944
JC Penney Co., Inc.*(b)	9,978	8,481
Ollie’s Bargain Outlet Holdings, Inc.*	1,580	155,978
		219,566
Multi-Utilities - 0.5%
Avista Corp.	2,082	86,944
Black Hills Corp.	1,704	129,845
NorthWestern Corp.	1,606	113,930
Unitil Corp.	461	26,212
		356,931
Oil, Gas & Consumable Fuels - 1.7%
Abraxas Petroleum Corp.*	5,049	4,822
Adams Resources & Energy, Inc.	67	2,281
Alta Mesa Resources, Inc., Class A*	3,165	459
Approach Resources, Inc.*	1,433	306
Arch Coal, Inc., Class A	556	49,011
Ardmore Shipping Corp.*	1,061	7,469
Berry Petroleum Corp.	1,758	18,899
Bonanza Creek Energy, Inc.*	599	11,698
California Resources Corp.*(b)	1,435	23,247
Callon Petroleum Co.*	7,255	45,344
Carrizo Oil & Gas, Inc.*	2,781	28,311
Clean Energy Fuels Corp.*	4,359	11,639
CONSOL Energy, Inc.*	873	22,890
CVR Energy, Inc.	579	24,590
Delek US Holdings, Inc.	2,590	79,277
Denbury Resources, Inc.*	14,610	21,038
DHT Holdings, Inc.	2,918	16,224
Dorian LPG Ltd.*	882	6,227
Earthstone Energy, Inc., Class A*	612	3,348
Energy Fuels, Inc.*	2,707	7,363
Evolution Petroleum Corp.	809	4,943
Frontline Ltd.*	2,443	19,153
GasLog Ltd.	1,293	18,619
Golar LNG Ltd.	3,005	54,661
Goodrich Petroleum Corp.*	282	3,263
Green Plains, Inc.	1,251	16,326
Gulfport Energy Corp.*	5,553	30,375
Halcon Resources Corp.*(b)	4,242	907
Hallador Energy Co.	529	2,994
HighPoint Resources Corp.*	3,457	6,465
International Seaways, Inc.*	693	12,335
Isramco, Inc.*	27	3,205
Jagged Peak Energy, Inc.*	2,040	16,932
Laredo Petroleum, Inc.*	4,941	13,044
Lilis Energy, Inc.*(b)	1,414	1,032
Matador Resources Co.*	3,348	55,041
Midstates Petroleum Co., Inc.*	479	3,205
Montage Resources Corp.*	185	1,445
NACCO Industries, Inc., Class A	119	5,945
NextDecade Corp.*(b)	248	1,347
Nordic American Tankers Ltd.	4,457	9,092
Northern Oil and Gas, Inc.*	6,178	12,294
Oasis Petroleum, Inc.*	8,563	44,528
Overseas Shipholding Group, Inc., Class A*	1,808	2,712
Panhandle Oil and Gas, Inc., Class A	500	6,625
Par Pacific Holdings, Inc.*	1,015	19,894
PDC Energy, Inc.*	2,105	64,245
Peabody Energy Corp.	2,489	58,541
Penn Virginia Corp.*	394	12,017
Renewable Energy Group, Inc.*	1,173	18,346
REX American Resources Corp.*	180	12,145
Ring Energy, Inc.*	1,820	6,443
Rosehill Resources, Inc.*	78	241
SandRidge Energy, Inc.*	974	6,711
Scorpio Tankers, Inc.	1,449	37,717
SemGroup Corp., Class A	2,514	31,702
Ship Finance International Ltd.	2,578	31,916
SilverBow Resources, Inc.*	224	3,196
Southwestern Energy Co.*	18,737	67,266
SRC Energy, Inc.*	7,687	36,436
Talos Energy, Inc.*	640	14,938
Teekay Corp.	2,177	6,988
Teekay Tankers Ltd., Class A*	6,073	6,802
Tellurian, Inc.*(b)	2,706	20,809
Ultra Petroleum Corp.*	5,061	1,870
Unit Corp.*	1,664	16,008
Uranium Energy Corp.*(b)	5,535	7,472

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
W&T Offshore, Inc.*	2,952	12,398
World Fuel Services Corp.	2,130	62,068
Zion Oil & Gas, Inc.*(b)	1,734	780
		1,287,880
Paper & Forest Products - 0.3%
Boise Cascade Co.	1,235	27,417
Clearwater Paper Corp.*	511	8,232
Louisiana-Pacific Corp.	4,511	102,941
Neenah, Inc.	531	30,352
PH Glatfelter Co.	1,379	20,106
Schweitzer-Mauduit International, Inc.	978	30,602
Verso Corp., Class A*	1,096	18,873
		238,523
Personal Products - 0.2%
Edgewell Personal Care Co.*	1,716	48,975
elf Beauty, Inc.*	719	7,327
Inter Parfums, Inc.	553	35,823
Medifast, Inc.	370	47,711
Natural Health Trends Corp.	232	2,362
Nature’s Sunshine Products, Inc.*	270	2,600
Revlon, Inc., Class A*(b)	259	5,486
USANA Health Sciences, Inc.*	403	28,524
		178,808
Pharmaceuticals - 1.4%
Aclaris Therapeutics, Inc.*	1,126	5,270
Aerie Pharmaceuticals, Inc.*	1,131	41,191
Akorn, Inc.*	2,967	12,224
Amneal Pharmaceuticals, Inc.*	2,764	20,841
Amphastar Pharmaceuticals, Inc.*	1,118	21,521
Ampio Pharmaceuticals, Inc.*(b)	3,108	1,616
ANI Pharmaceuticals, Inc.*	252	17,554
Aquestive Therapeutics, Inc.*(b)	359	1,335
Aratana Therapeutics, Inc.*	1,472	6,815
Arvinas, Inc.*(b)	248	5,188
Assertio Therapeutics, Inc.*	1,870	5,479
Clearside Biomedical, Inc.*	890	970
Collegium Pharmaceutical, Inc.*	933	10,739
Corcept Therapeutics, Inc.*	3,104	30,357
Cymabay Therapeutics, Inc.*	1,893	22,867
Dermira, Inc.*	1,106	10,330
Dova Pharmaceuticals, Inc.*(b)	373	3,290
Durect Corp.*	4,980	2,720
Eloxx Pharmaceuticals, Inc.*(b)	711	6,392
Endo International plc*	7,118	35,234
Evolus, Inc.*	297	4,039
Horizon Therapeutics plc*	5,725	136,427
Innovate Biopharmaceuticals, Inc.*(b)	656	840
Innoviva, Inc.*	2,190	29,937
Intersect ENT, Inc.*	950	22,401
Intra-Cellular Therapies, Inc.*	1,424	18,498
Kala Pharmaceuticals, Inc.*	510	2,820
Lannett Co., Inc.*(b)	946	4,976
Liquidia Technologies, Inc.*	226	2,244
Mallinckrodt plc*	2,615	22,724
Marinus Pharmaceuticals, Inc.*(b)	1,499	6,461
Medicines Co. (The)*(b)	2,187	77,967
Melinta Therapeutics, Inc.*(b)	221	471
Menlo Therapeutics, Inc.*	310	2,086
MyoKardia, Inc.*	1,081	50,353
Neos Therapeutics, Inc.*	1,507	2,155
Ocular Therapeutix, Inc.*(b)	1,130	3,277
Odonate Therapeutics, Inc.*(b)	216	4,642
Omeros Corp.*(b)	1,479	26,297
Optinose, Inc.*(b)	609	4,622
Osmotica Pharmaceuticals plc*	310	744
Pacira BioSciences, Inc.*	1,269	55,214
Paratek Pharmaceuticals, Inc.*(b)	1,020	3,703
Phibro Animal Health Corp., Class A	647	19,138
Prestige Consumer Healthcare, Inc.*	1,652	47,958
Reata Pharmaceuticals, Inc., Class A*	601	51,247
resTORbio, Inc.*(b)	244	1,759
Revance Therapeutics, Inc.*	1,216	13,096
scPharmaceuticals, Inc.*	217	738
Sienna Biopharmaceuticals, Inc.*	499	584
SIGA Technologies, Inc.*	1,675	8,945
Supernus Pharmaceuticals, Inc.*	1,556	46,727
Teligent, Inc.*	1,309	851
Tetraphase Pharmaceuticals, Inc.*	1,703	1,378
TherapeuticsMD, Inc.*(b)	5,865	17,947
Theravance Biopharma, Inc.*	1,379	22,919
Tricida, Inc.*	569	20,905
Verrica Pharmaceuticals, Inc.*(b)	341	2,431
WaVe Life Sciences Ltd.*	643	14,744
Xeris Pharmaceuticals, Inc.*	649	7,120
Zogenix, Inc.*	1,333	50,242
Zomedica Pharmaceuticals Corp.*	1,403	414
		1,073,974
Professional Services - 1.3%
Acacia Research Corp.*	1,539	4,802
ASGN, Inc.*	1,612	81,777
Barrett Business Services, Inc.	224	16,133
BG Staffing, Inc.	266	4,527
CBIZ, Inc.*	1,638	32,432
CRA International, Inc.	249	9,323
Exponent, Inc.	1,638	91,810
Forrester Research, Inc.	333	15,162
Franklin Covey Co.*	311	9,672
FTI Consulting, Inc.*	1,208	101,375
GP Strategies Corp.*	394	5,374
Heidrick & Struggles International, Inc.	592	17,973
Huron Consulting Group, Inc.*	702	34,559
ICF International, Inc.	573	41,766
InnerWorkings, Inc.*	1,367	4,634
Insperity, Inc.	1,218	138,730
Kelly Services, Inc., Class A	995	23,383
Kforce, Inc.	732	25,437
Korn Ferry	1,800	77,544
Mistras Group, Inc.*	557	7,698
Navigant Consulting, Inc.	1,342	29,524
Resources Connection, Inc.	946	14,521
TriNet Group, Inc.*	1,385	87,781
TrueBlue, Inc.*	1,279	27,166
Upwork, Inc.*	402	6,022
WageWorks, Inc.*	1,260	62,962
Willdan Group, Inc.*	308	9,585
		981,672
Real Estate Management & Development - 0.5%
Altisource Portfolio Solutions SA*	314	6,321
American Realty Investors, Inc.*	64	738
Consolidated-Tomoka Land Co.	120	7,176
Cushman & Wakefield plc*	2,024	34,125

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Forestar Group, Inc.*	334	5,982
FRP Holdings, Inc.*	226	10,513
Griffin Industrial Realty, Inc.	26	966
HFF, Inc., Class A	1,191	51,427
Kennedy-Wilson Holdings, Inc.	3,981	81,810
Marcus & Millichap, Inc.*	618	18,874
Maui Land & Pineapple Co., Inc.*	216	2,229
Newmark Group, Inc., Class A	4,746	37,873
RE/MAX Holdings, Inc., Class A	567	16,794
Redfin Corp.*(b)	2,516	39,652
RMR Group, Inc. (The), Class A	224	10,801
St Joe Co. (The)*	1,106	17,619
Stratus Properties, Inc.*	187	5,255
Tejon Ranch Co.*	667	10,799
Transcontinental Realty Investors, Inc.*(b)	54	1,486
Trinity Place Holdings, Inc.*	556	2,268
		362,708
Road & Rail - 0.4%
ArcBest Corp.	815	20,432
Avis Budget Group, Inc.*	2,070	58,705
Covenant Transportation Group, Inc., Class A*	390	5,858
Daseke, Inc.*	1,306	5,642
Heartland Express, Inc.	1,486	26,570
Hertz Global Holdings, Inc.*	1,740	24,482
Marten Transport Ltd.	1,242	21,884
PAM Transportation Services, Inc.*	67	3,752
Saia, Inc.*	815	48,085
Universal Logistics Holdings, Inc.	265	5,000
US Xpress Enterprises, Inc., Class A*	721	3,908
USA Truck, Inc.*	250	2,845
Werner Enterprises, Inc.	1,484	41,374
YRC Worldwide, Inc.*	1,054	4,490
		273,027
Semiconductors & Semiconductor Equipment - 2.0%
ACM Research, Inc., Class A*(b)	265	5,104
Adesto Technologies Corp.*	783	5,896
Advanced Energy Industries, Inc.*	1,220	61,207
Alpha & Omega Semiconductor Ltd.*	630	5,380
Ambarella, Inc.*	982	37,228
Amkor Technology, Inc.*	3,250	21,060
Aquantia Corp.*	695	9,132
Axcelis Technologies, Inc.*	1,032	15,305
AXT, Inc.*	1,208	4,820
Brooks Automation, Inc.	2,206	78,291
Cabot Microelectronics Corp.	903	88,015
CEVA, Inc.*	691	15,776
Cirrus Logic, Inc.*	1,887	70,517
Cohu, Inc.	1,257	18,289
Cree, Inc.*	3,286	181,190
Diodes, Inc.*	1,274	39,405
Entegris, Inc.	4,512	154,942
FormFactor, Inc.*	2,352	33,775
Ichor Holdings Ltd.*	696	14,686
Impinj, Inc.*	518	12,841
Inphi Corp.*	1,378	60,467
Kopin Corp.*	1,879	2,161
Lattice Semiconductor Corp.*	3,720	47,616
MACOM Technology Solutions Holdings, Inc.*	1,454	20,574
MaxLinear, Inc.*	2,011	42,573
Nanometrics, Inc.*	725	20,626
NeoPhotonics Corp.*	1,134	4,411
NVE Corp.	151	11,017
PDF Solutions, Inc.*	880	10,692
Photronics, Inc.*	2,067	16,763
Power Integrations, Inc.	908	59,165
Rambus, Inc.*	3,385	38,454
Rudolph Technologies, Inc.*	1,000	23,070
Semtech Corp.*	2,069	82,408
Silicon Laboratories, Inc.*	1,363	127,536
SMART Global Holdings, Inc.*	415	7,067
SunPower Corp.*(b)	1,958	14,607
Synaptics, Inc.*	1,102	29,148
Ultra Clean Holdings, Inc.*	1,221	15,568
Veeco Instruments, Inc.*	1,508	17,327
Xperi Corp.	1,536	32,271
		1,556,380
Software - 4.9%
8x8, Inc.*	2,989	72,125
A10 Networks, Inc.*	1,654	10,073
ACI Worldwide, Inc.*	3,644	114,640
Agilysys, Inc.*	494	10,769
Alarm.com Holdings, Inc.*	996	58,077
Altair Engineering, Inc., Class A*	793	30,221
Alteryx, Inc., Class A*	928	80,606
Amber Road, Inc.*	756	9,813
American Software, Inc., Class A	912	11,555
Anaplan, Inc.*	571	24,844
Appfolio, Inc., Class A*	494	47,622
Asure Software, Inc.*	400	2,572
Avalara, Inc.*	880	59,523
Avaya Holdings Corp.*	3,327	41,854
Benefitfocus, Inc.*	895	25,382
Blackbaud, Inc.	1,531	117,765
Blackline, Inc.*	1,170	60,150
Bottomline Technologies DE, Inc.*	1,341	58,575
Box, Inc., Class A*	4,007	74,089
Carbon Black, Inc.*	1,222	18,391
ChannelAdvisor Corp.*	823	7,572
Cision Ltd.*	2,129	23,376
Cloudera, Inc.*	6,373	58,440
CommVault Systems, Inc.*	1,272	58,576
Cornerstone OnDemand, Inc.*	1,728	91,981
Coupa Software, Inc.*	1,772	193,520
Digimarc Corp.*(b)	355	18,659
Domo, Inc., Class B*	532	17,822
Ebix, Inc.(b)	766	35,948
eGain Corp.*	570	4,492
Envestnet, Inc.*	1,419	94,945
Everbridge, Inc.*	930	73,135
Five9, Inc.*	1,825	93,714
ForeScout Technologies, Inc.*	981	31,510
HubSpot, Inc.*	1,175	203,604
Instructure, Inc.*	1,010	41,996
j2 Global, Inc.	1,488	125,424
LivePerson, Inc.*	1,873	52,126
Majesco*	206	1,840
MicroStrategy, Inc., Class A*	274	36,417
Mitek Systems, Inc.*	1,064	10,853
MobileIron, Inc.*	2,365	13,220
Model N, Inc.*	819	14,758
Monotype Imaging Holdings, Inc.	1,296	21,112
New Relic, Inc.*	1,431	143,558
OneSpan, Inc.*	1,002	13,978

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Park City Group, Inc.*	424	2,230
Paylocity Holding Corp.*	921	92,303
Progress Software Corp.	1,422	58,245
PROS Holdings, Inc.*	1,005	56,984
Q2 Holdings, Inc.*	1,189	87,082
QAD, Inc., Class A	331	14,299
Qualys, Inc.*	1,084	96,053
Rapid7, Inc.*	1,172	61,237
Rimini Street, Inc.*(b)	330	1,597
SailPoint Technologies Holding, Inc.*	2,219	38,988
SecureWorks Corp., Class A*	271	3,959
ShotSpotter, Inc.*(b)	233	10,718
SPS Commerce, Inc.*	545	55,552
SVMK, Inc.*	562	9,666
Telaria, Inc.*	1,379	10,343
Telenav, Inc.*	1,002	7,475
Tenable Holdings, Inc.*	946	26,346
TiVo Corp.	3,836	27,619
Trade Desk, Inc. (The), Class A*	1,058	210,341
Upland Software, Inc.*	498	23,301
Varonis Systems, Inc.*	897	56,098
Verint Systems, Inc.*	2,052	116,451
Veritone, Inc.*	269	2,378
VirnetX Holding Corp.*	1,862	11,023
Workiva, Inc.*	921	51,244
Yext, Inc.*	2,706	49,682
Zix Corp.*	1,659	14,865
Zscaler, Inc.*	1,931	132,525
		3,739,826
Specialty Retail - 2.2%
Aaron’s, Inc.	2,202	117,278
Abercrombie & Fitch Co., Class A	2,100	36,330
American Eagle Outfitters, Inc.	5,126	89,192
America’s Car-Mart, Inc.*	183	15,756
Asbury Automotive Group, Inc.*	616	45,701
Ascena Retail Group, Inc.*	5,565	5,843
At Home Group, Inc.*	1,428	27,203
Barnes & Noble Education, Inc.*	1,238	3,924
Barnes & Noble, Inc.	1,895	8,319
Bed Bath & Beyond, Inc.(b)	4,186	53,120
Big 5 Sporting Goods Corp.	640	1,280
Boot Barn Holdings, Inc.*	892	23,308
Buckle, Inc. (The)(b)	916	13,786
Caleres, Inc.	1,339	25,254
Camping World Holdings, Inc., Class A(b)	1,032	10,867
Carvana Co.*(b)	1,030	59,616
Cato Corp. (The), Class A	707	8,760
Chico’s FAS, Inc.	3,953	13,322
Children’s Place, Inc. (The)	498	46,145
Citi Trends, Inc.	382	5,226
Conn’s, Inc.*	626	11,237
Container Store Group, Inc. (The)*	507	3,564
Designer Brands, Inc., Class A	2,185	39,527
Express, Inc.*	2,128	6,405
Five Below, Inc.*	1,738	223,733
Francesca’s Holdings Corp.*	1,108	528
GameStop Corp., Class A	3,185	24,142
Genesco, Inc.*	626	28,157
GNC Holdings, Inc., Class A*(b)	2,610	3,654
Group 1 Automotive, Inc.	587	42,376
Guess?, Inc.	1,826	29,526
Haverty Furniture Cos., Inc.	592	10,307
Hibbett Sports, Inc.*	579	12,807
Hudson Ltd., Class A*	1,265	17,179
J. Jill, Inc.	523	774
Kirkland’s, Inc.*	472	1,902
Lithia Motors, Inc., Class A	707	80,704
Lumber Liquidators Holdings, Inc.*	905	8,679
MarineMax, Inc.*	700	10,906
Monro, Inc.	1,013	80,746
Murphy USA, Inc.*	956	76,729
National Vision Holdings, Inc.*	1,997	54,378
Office Depot, Inc.	17,311	33,930
Party City Holdco, Inc.*	1,801	14,228
Pier 1 Imports, Inc.*(b)	2,598	1,506
Rent-A-Center, Inc.*	1,413	33,714
RH*(b)	604	51,431
RTW RetailWinds, Inc.*	928	1,772
Sally Beauty Holdings, Inc.*	3,830	58,139
Shoe Carnival, Inc.	321	8,234
Signet Jewelers Ltd.	1,651	31,138
Sleep Number Corp.*	1,034	35,994
Sonic Automotive, Inc., Class A	764	13,317
Sportsman’s Warehouse Holdings, Inc.*	1,179	4,339
Tailored Brands, Inc.(b)	1,578	8,300
Tile Shop Holdings, Inc.	1,276	5,334
Tilly’s, Inc., Class A	651	5,078
Winmark Corp.	79	13,022
Zumiez, Inc.*	591	11,690
		1,709,356
Technology Hardware, Storage & Peripherals - 0.3%
3D Systems Corp.*(b)	3,468	28,056
Avid Technology, Inc.*	875	6,781
Cray, Inc.*	1,286	45,023
Diebold Nixdorf, Inc.*	2,421	20,578
Eastman Kodak Co.*(b)	538	1,254
Electronics For Imaging, Inc.*	1,392	51,017
Immersion Corp.*	821	6,190
Stratasys Ltd.*	1,611	35,297
		194,196
Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc.*	2,104	40,649
Culp, Inc.	355	6,117
Deckers Outdoor Corp.*	928	141,149
Fossil Group, Inc.*	1,447	14,166
G-III Apparel Group Ltd.*	1,380	35,507
Movado Group, Inc.	498	12,828
Oxford Industries, Inc.	531	37,828
Rocky Brands, Inc.	215	5,259
Steven Madden Ltd.	2,765	83,669
Superior Group of Cos., Inc.	287	4,595
Unifi, Inc.*	494	9,312
Vera Bradley, Inc.*	703	7,698
Wolverine World Wide, Inc.	2,935	82,004
		480,781
Thrifts & Mortgage Finance - 2.0%
Axos Financial, Inc.*	1,843	50,332
Bank7 Corp.*	110	1,863
Bridgewater Bancshares, Inc.*	736	8,081
Capitol Federal Financial, Inc.	4,183	55,550
Columbia Financial, Inc.*	1,578	24,096
Dime Community Bancshares, Inc.	999	17,762
Entegra Financial Corp.*	215	6,375
ESSA Bancorp, Inc.	301	4,560

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Essent Group Ltd.*	3,051	143,245
Federal Agricultural Mortgage Corp., Class C	286	19,571
First Defiance Financial Corp.	633	17,154
Flagstar Bancorp, Inc.	940	29,591
FS Bancorp, Inc.	121	5,705
Greene County Bancorp, Inc.	95	2,779
Hingham Institution for Savings	45	8,125
Home Bancorp, Inc.	248	8,841
HomeStreet, Inc.*	792	22,532
Impac Mortgage Holdings, Inc.*	314	917
Kearny Financial Corp.	2,802	37,575
LendingTree, Inc.*	252	94,687
Luther Burbank Corp.	648	6,448
Merchants Bancorp	512	9,318
Meridian Bancorp, Inc.	1,529	26,406
Meta Financial Group, Inc.	888	23,239
MGIC Investment Corp.*	11,279	152,831
Mr Cooper Group, Inc.*	2,366	17,911
NMI Holdings, Inc., Class A*	2,000	54,520
Northfield Bancorp, Inc.	1,398	20,984
Northwest Bancshares, Inc.	3,038	50,947
OceanFirst Financial Corp.	1,510	35,968
Oconee Federal Financial Corp.(b)	60	1,394
Ocwen Financial Corp.*	3,734	5,788
OP Bancorp	404	3,866
Oritani Financial Corp.	1,226	19,616
PCSB Financial Corp.	514	10,095
PDL Community Bancorp*(b)	279	3,928
PennyMac Financial Services, Inc.	629	13,341
Provident Bancorp, Inc.*	136	3,203
Provident Financial Services, Inc.	1,950	46,488
Prudential Bancorp, Inc.	282	4,890
Radian Group, Inc.	6,869	154,209
Riverview Bancorp, Inc.	676	5,239
Southern Missouri Bancorp, Inc.	235	7,655
Sterling Bancorp, Inc.	694	6,170
Territorial Bancorp, Inc.	248	6,671
Timberland Bancorp, Inc.	233	5,681
TrustCo Bank Corp.	2,973	21,941
United Community Financial Corp.	1,516	13,887
United Financial Bancorp, Inc.	1,613	21,034
Walker & Dunlop, Inc.	879	44,187
Washington Federal, Inc.	2,577	81,356
Waterstone Financial, Inc.	785	12,960
Western New England Bancorp, Inc.	813	7,447
WSFS Financial Corp.	1,613	64,020
		1,522,979
Tobacco - 0.1%
22nd Century Group, Inc.*(b)	3,691	7,050
Pyxus International, Inc.*(b)	266	4,772
Turning Point Brands, Inc.	254	12,504
Universal Corp.	784	44,312
Vector Group Ltd.	3,253	29,114
		97,752
Trading Companies & Distributors - 1.0%
Aircastle Ltd.	1,726	33,519
Applied Industrial Technologies, Inc.	1,212	65,848
Beacon Roofing Supply, Inc.*	2,165	74,822
BlueLinx Holdings, Inc.*(b)	282	5,665
BMC Stock Holdings, Inc.*	2,141	42,884
CAI International, Inc.*	548	12,341
DXP Enterprises, Inc.*	512	16,497
EVI Industries, Inc.(b)	122	4,447
Foundation Building Materials, Inc.*	469	7,115
GATX Corp.	1,194	83,365
General Finance Corp.*	353	2,693
GMS, Inc.*	1,037	17,463
H&E Equipment Services, Inc.	1,012	24,602
Herc Holdings, Inc.*	763	25,965
Kaman Corp.	877	48,770
Lawson Products, Inc.*	214	7,850
MRC Global, Inc.*	2,672	39,546
NOW, Inc.*	3,429	44,680
Rush Enterprises, Inc., Class A	955	33,683
Rush Enterprises, Inc., Class B	141	5,065
SiteOne Landscape Supply, Inc.*	1,289	83,617
Systemax, Inc.	387	7,968
Textainer Group Holdings Ltd.*	866	8,019
Titan Machinery, Inc.*	599	10,015
Triton International Ltd.	1,640	48,462
Veritiv Corp.*	368	6,499
Willis Lease Finance Corp.*	94	4,681
		766,081
Water Utilities - 0.4%
American States Water Co.	1,162	84,756
AquaVenture Holdings Ltd.*	348	6,170
Artesian Resources Corp., Class A	250	8,903
Cadiz, Inc.*	720	7,474
California Water Service Group	1,526	75,110
Connecticut Water Service, Inc.	385	26,888
Consolidated Water Co. Ltd.	468	6,341
Global Water Resources, Inc.	344	3,275
Middlesex Water Co.	506	29,935
Pure Cycle Corp.*	544	5,125
SJW Group	754	46,469
York Water Co. (The)	407	14,033
		314,479
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	1,306	24,683
Gogo, Inc.*(b)	1,832	8,959
NII Holdings, Inc.*	2,820	5,358
Shenandoah Telecommunications Co.	1,482	59,591
Spok Holdings, Inc.	582	8,992
		107,583
TOTAL COMMON STOCKS (Cost $80,949,294)		60,905,049

	Number of Rights
RIGHTS - 0.0%(c)

Biotechnology - 0.0%
Tobira Therapeutics, Inc., CVR*(e)(f)	218	—

Food Products - 0.0%(c)
Schulman, Inc., CVR*(e)(f)	1,259	658

Pharmaceuticals - 0.0%
Omthera Pharmaceuticals, Inc., CVR*(e)(f)	363	—
TOTAL RIGHTS (Cost $—)		658

See accompanying notes to the financial statements.

Investments	Shares	Value ($)

SECURITIES LENDING REINVESTMENTS(g) - 1.5%

INVESTMENT COMPANIES - 1.5%
BlackRock Liquidity FedFund, Institutional Class 2.30% (Cost $1,126,477)	1,126,477	1,126,477

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 19.6%

REPURCHASE AGREEMENTS(h) - 18.1%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $13,736,652 (Cost $13,733,837)	13,733,837	13,733,837

U.S. TREASURY OBLIGATIONS - 1.5%
U.S. Treasury Bills
2.36%, 6/6/2019(i)	164,000	163,971
2.37%, 6/13/2019(i)	164,000	163,897
2.31%, 6/20/2019(i)	461,000	460,508
2.33%, 7/18/2019(i)	436,000	434,754
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,222,936)		1,223,130

TOTAL SHORT-TERM INVESTMENTS (Cost $14,956,773)		14,956,967

Total Investments - 101.2% (Cost $97,032,544)		76,989,151
Liabilities in excess of other assets - (1.2%)		(933,581)
Net Assets - 100.0%		76,055,570

*	Non-income producing security.
(a)	All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $29,753,192.
(b)

The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $1,167,035, collateralized in the form of cash with a value of $1,126,477 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $116,246 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 8.75%, and maturity dates ranging from June 4, 2019 — November 15, 2048; a total value of $1,242,723.

(c)	Represents less than 0.05% of net assets.
(d)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(e)

Security fair valued as of May 31, 2019 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2019 amounted to $658, which represents approximately 0.00% of net assets of the Fund.

(f)	Illiquid security.
(g)	The security was purchased with cash collateral held from securities on loan at May 31, 2019. The total value of securities purchased was $1,126,477.
(h)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(i)	The rate shown was the current yield as of May 31, 2019.

Abbreviations

CVR                                             Contingent Value Rights - No defined expiration

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,622,132
Aggregate gross unrealized depreciation	(40,536,557)
Net unrealized depreciation	$(32,914,425)
Federal income tax cost	$97,173,500

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	105	6/21/2019	USD	$7,697,025	$(446,382)

Swap Agreements(1)

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
27,311,206	11/6/2019	Bank of America NA	2.56%	Russell 2000® Index	(5,029,687)	5,029,687	—	—

10,860,746	11/6/2019	BNP Paribas SA	2.36%	Russell 2000® Index	(153,928)	—	153,928	—

5,190,534	11/6/2020	Citibank NA	2.54%	Russell 2000® Index	(4,255,986)	3,309,867	946,119	—

13,101,689	11/6/2019	Credit Suisse International	2.76%	Russell 2000® Index	(1,729,868)	460,442	1,269,426	—

47,418,793	11/6/2019	Deutsche Bank AG	2.64%	Russell 2000® Index	(589,372)	269,991	319,381	—

454,753	11/6/2019	Goldman Sachs International	2.44%	iShares® Russell 2000 ETF	(14,020)
30,862,838	11/6/2019	Goldman Sachs International	2.64%	Russell 2000® Index	(5,206,648)
31,317,591					(5,220,668)	—	5,220,668	—
1,679,211	11/6/2020	Morgan Stanley & Co. International plc	2.36%	iShares® Russell 2000 ETF	(114,451)
15,340,855	11/6/2019	Morgan Stanley & Co. International plc	2.56%	Russell 2000® Index	1,019,482
17,020,066					905,031	(905,031)	—	—

3,168,435	11/6/2019	Societe Generale	2.76%	Russell 2000® Index	5,984,423	(5,984,423)	—	—

4,180,337	11/6/2020	UBS AG	2.46%	Russell 2000® Index	(2,193,639)	1,682,975	510,664	—

159,569,397					(12,283,694)
				Total Unrealized Appreciation	7,003,905
				Total Unrealized Depreciation	(19,287,599)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2019

Investments	Shares	Value ($)

COMMON STOCKS(a) - 77.0%

Aerospace & Defense - 2.0%
Arconic, Inc.	14,965	327,733
Boeing Co. (The)	19,503	6,662,420
General Dynamics Corp.	10,051	1,616,402
Harris Corp.	4,382	820,266
Huntington Ingalls Industries, Inc.	1,547	317,321
L3 Technologies, Inc.	2,947	713,351
Lockheed Martin Corp.	9,126	3,089,516
Northrop Grumman Corp.	6,304	1,911,688
Raytheon Co.	10,473	1,827,538
Textron, Inc.	8,709	394,518
TransDigm Group, Inc.*	1,807	796,797
United Technologies Corp.	30,086	3,799,862
		22,277,412
Air Freight & Logistics - 0.4%
CH Robinson Worldwide, Inc.	5,082	404,680
Expeditors International of Washington, Inc.	6,368	443,149
FedEx Corp.	8,911	1,374,789
United Parcel Service, Inc., Class B	25,833	2,400,402
		4,623,020
Airlines - 0.3%
Alaska Air Group, Inc.	4,565	265,683
American Airlines Group, Inc.	14,834	403,930
Delta Air Lines, Inc.	22,931	1,180,947
Southwest Airlines Co.	18,465	878,934
United Continental Holdings, Inc.*	8,313	645,504
		3,374,998
Auto Components - 0.1%
Aptiv plc	9,650	617,986
BorgWarner, Inc.	7,712	273,622
		891,608
Automobiles - 0.3%
Ford Motor Co.	145,030	1,380,686
General Motors Co.	48,646	1,621,858
Harley-Davidson, Inc.	5,924	193,833
		3,196,377
Banks - 4.2%
Bank of America Corp.	333,371	8,867,669
BB&T Corp.	28,342	1,324,989
Citigroup, Inc.	82,324	5,116,437
Citizens Financial Group, Inc.	17,090	556,792
Comerica, Inc.	5,903	406,244
Fifth Third Bancorp	28,570	757,105
First Republic Bank	6,117	593,471
Huntington Bancshares, Inc.	38,854	491,503
JPMorgan Chase & Co.	121,515	12,875,729
KeyCorp	37,437	597,869
M&T Bank Corp.	5,141	820,504
People’s United Financial, Inc.	14,600	224,402
PNC Financial Services Group, Inc. (The)	16,830	2,141,786
Regions Financial Corp.	37,774	522,414
SunTrust Banks, Inc.	16,450	987,164
SVB Financial Group*	1,955	393,737
US Bancorp	55,842	2,803,268
Wells Fargo & Co.	151,957	6,742,332
Zions Bancorp NA	6,908	297,528
		46,520,943
Beverages - 1.5%
Brown-Forman Corp., Class B	6,173	308,526
Coca-Cola Co. (The)	142,803	7,015,911
Constellation Brands, Inc., Class A	6,180	1,090,461
Molson Coors Brewing Co., Class B	6,966	382,991
Monster Beverage Corp.*	14,517	898,022
PepsiCo, Inc.	52,131	6,672,768
		16,368,679
Biotechnology - 1.7%
AbbVie, Inc.	54,746	4,199,566
Alexion Pharmaceuticals, Inc.*	8,291	942,521
Amgen, Inc.	23,095	3,849,936
Biogen, Inc.*	7,301	1,601,036
Celgene Corp.*	26,069	2,445,012
Gilead Sciences, Inc.	47,338	2,946,791
Incyte Corp.*	6,595	518,565
Regeneron Pharmaceuticals, Inc.*	2,911	878,307
Vertex Pharmaceuticals, Inc.*	9,491	1,577,214
		18,958,948
Building Products - 0.2%
Allegion plc	3,502	339,869
AO Smith Corp.	5,258	212,949
Fortune Brands Home & Security, Inc.	5,220	250,873
Johnson Controls International plc	33,872	1,304,750
Masco Corp.	10,933	381,780
		2,490,221
Capital Markets - 2.1%
Affiliated Managers Group, Inc.	1,938	162,443
Ameriprise Financial, Inc.	5,030	695,297
Bank of New York Mellon Corp. (The)	32,606	1,391,950
BlackRock, Inc.	4,516	1,876,669
Cboe Global Markets, Inc.	4,158	451,309
Charles Schwab Corp. (The)	44,025	1,831,880
CME Group, Inc.	13,274	2,550,201
E*TRADE Financial Corp.	9,145	409,696
Franklin Resources, Inc.	10,972	349,129
Goldman Sachs Group, Inc. (The)	12,714	2,320,178
Intercontinental Exchange, Inc.	21,098	1,734,467
Invesco Ltd.	14,733	287,883
Moody’s Corp.	6,168	1,128,004
Morgan Stanley	48,197	1,961,136
MSCI, Inc.	3,125	687,531
Nasdaq, Inc.	4,298	389,571
Northern Trust Corp.	8,111	693,653
Raymond James Financial, Inc.	4,714	389,282
S&P Global, Inc.	9,223	1,972,615
State Street Corp.	14,052	776,373
T. Rowe Price Group, Inc.	8,771	887,099
		22,946,366
Chemicals - 1.5%
Air Products & Chemicals, Inc.	8,147	1,658,648
Albemarle Corp.	3,924	248,389
Celanese Corp.	4,756	451,487
CF Industries Holdings, Inc.	8,271	332,825
Dow, Inc.	27,898	1,304,510
DowDuPont, Inc.	83,685	2,554,066
Eastman Chemical Co.	5,190	336,935
Ecolab, Inc.	9,400	1,730,446
FMC Corp.	4,997	367,030

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
International Flavors & Fragrances, Inc.	3,762	509,450
Linde plc	20,448	3,691,886
LyondellBasell Industries NV, Class A	11,299	838,951
Mosaic Co. (The)	13,164	282,631
PPG Industries, Inc.	8,757	916,420
Sherwin-Williams Co. (The)	3,030	1,270,934
		16,494,608
Commercial Services & Supplies - 0.3%
Cintas Corp.	3,139	696,325
Copart, Inc.*	7,450	532,526
Republic Services, Inc.	7,997	676,466
Rollins, Inc.	5,469	205,470
Waste Management, Inc.	14,471	1,582,404
		3,693,191
Communications Equipment - 1.0%
Arista Networks, Inc.*	1,943	475,238
Cisco Systems, Inc.	163,371	8,500,193
F5 Networks, Inc.*	2,209	291,765
Juniper Networks, Inc.	12,908	317,666
Motorola Solutions, Inc.	6,082	911,996
		10,496,858
Construction & Engineering - 0.1%
Fluor Corp.	5,182	143,645
Jacobs Engineering Group, Inc.	4,352	327,662
Quanta Services, Inc.	5,240	182,143
		653,450
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	2,319	488,150
Vulcan Materials Co.	4,887	610,435
		1,098,585
Consumer Finance - 0.6%
American Express Co.	25,666	2,944,147
Capital One Financial Corp.	17,367	1,491,304
Discover Financial Services	12,182	908,168
Synchrony Financial	24,238	815,124
		6,158,743
Containers & Packaging - 0.2%
Avery Dennison Corp.	3,112	323,835
Ball Corp.	12,414	762,096
International Paper Co.	14,856	616,078
Packaging Corp. of America	3,504	312,136
Sealed Air Corp.	5,778	242,098
Westrock Co.	9,480	309,048
		2,565,291
Distributors - 0.1%
Genuine Parts Co.	5,419	535,939
LKQ Corp.*	11,687	299,772
		835,711
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	7,627	200,209

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B*	72,166	14,247,012
Jefferies Financial Group, Inc.	9,759	172,441
		14,419,453
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	270,348	8,267,242
CenturyLink, Inc.	35,292	368,801
Verizon Communications, Inc.	153,353	8,334,736
		16,970,779
Electric Utilities - 1.6%
Alliant Energy Corp.	8,764	415,939
American Electric Power Co., Inc.	18,304	1,576,340
Duke Energy Corp.	26,976	2,309,415
Edison International	12,094	718,021
Entergy Corp.	7,036	682,985
Evergy, Inc.	9,451	549,481
Eversource Energy	11,762	868,506
Exelon Corp.	35,988	1,730,303
FirstEnergy Corp.	18,690	770,776
NextEra Energy, Inc.	17,750	3,518,228
Pinnacle West Capital Corp.	4,156	390,290
PPL Corp.	26,757	796,288
Southern Co. (The)	38,394	2,054,079
Xcel Energy, Inc.	19,083	1,094,219
		17,474,870
Electrical Equipment - 0.4%
AMETEK, Inc.	8,433	690,578
Eaton Corp. plc	15,720	1,170,983
Emerson Electric Co.	22,811	1,374,135
Rockwell Automation, Inc.	4,437	660,447
		3,896,143
Electronic Equipment, Instruments & Components - 0.3%
Amphenol Corp., Class A	11,061	962,307
Corning, Inc.	29,197	842,041
FLIR Systems, Inc.	5,028	243,003
IPG Photonics Corp.*	1,311	164,098
Keysight Technologies, Inc.*	6,970	523,656
TE Connectivity Ltd.	12,572	1,058,940
		3,794,045
Energy Equipment & Services - 0.3%
Baker Hughes a GE Co.	19,051	407,882
Halliburton Co.	32,379	689,349
Helmerich & Payne, Inc.	4,060	198,575
National Oilwell Varco, Inc.	14,237	296,841
Schlumberger Ltd.	51,438	1,784,384
TechnipFMC plc	15,787	328,370
		3,705,401
Entertainment - 1.6%
Activision Blizzard, Inc.	28,349	1,229,496
Electronic Arts, Inc.*	11,114	1,034,491
Netflix, Inc.*	16,202	5,561,823
Take-Two Interactive Software, Inc.*	4,195	453,689
Viacom, Inc., Class B	13,130	381,164
Walt Disney Co. (The)	64,809	8,557,380
		17,218,043
Equity Real Estate Investment Trusts (REITs) - 2.4%
Alexandria Real Estate Equities, Inc.	4,178	611,701
American Tower Corp.	16,375	3,418,609
Apartment Investment & Management Co., Class A	5,771	288,261
AvalonBay Communities, Inc.	5,141	1,043,674
Boston Properties, Inc.	5,735	750,310
Crown Castle International Corp.	15,419	2,004,624
Digital Realty Trust, Inc.	7,716	908,328
Duke Realty Corp.	13,331	401,130
Equinix, Inc.	3,086	1,499,148
Equity Residential	13,729	1,051,230
Essex Property Trust, Inc.	2,435	710,387
Extra Space Storage, Inc.	4,728	506,652
Federal Realty Investment Trust	2,755	360,161

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
HCP, Inc.	17,735	562,377
Host Hotels & Resorts, Inc.	27,482	497,699
Iron Mountain, Inc.	10,634	325,932
Kimco Realty Corp.	15,645	272,223
Macerich Co. (The)	3,929	142,741
Mid-America Apartment Communities, Inc.	4,223	482,182
Prologis, Inc.	23,391	1,723,215
Public Storage	5,573	1,325,705
Realty Income Corp.	11,277	790,292
Regency Centers Corp.	6,217	410,073
SBA Communications Corp.*	4,173	903,079
Simon Property Group, Inc.	11,461	1,857,714
SL Green Realty Corp.	3,100	266,600
UDR, Inc.	10,233	458,234
Ventas, Inc.	13,215	849,725
Vornado Realty Trust	6,435	426,190
Welltower, Inc.	14,334	1,164,207
Weyerhaeuser Co.	27,701	631,583
		26,643,986
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	16,353	3,917,852
Kroger Co. (The)	29,607	675,336
Sysco Corp.	17,531	1,206,483
Walgreens Boots Alliance, Inc.	29,762	1,468,457
Walmart, Inc.	52,832	5,359,278
		12,627,406
Food Products - 0.9%
Archer-Daniels-Midland Co.	20,788	796,596
Campbell Soup Co.	7,150	259,616
Conagra Brands, Inc.	18,023	482,476
General Mills, Inc.	22,150	1,095,096
Hershey Co. (The)	5,161	681,046
Hormel Foods Corp.	10,117	399,520
JM Smucker Co. (The)	4,218	512,740
Kellogg Co.	9,317	489,702
Kraft Heinz Co. (The)	23,080	638,162
Lamb Weston Holdings, Inc.	5,440	322,320
McCormick & Co., Inc. (Non-Voting)	4,545	709,202
Mondelez International, Inc., Class A	53,598	2,725,458
Tyson Foods, Inc., Class A	10,962	831,906
		9,943,840
Gas Utilities - 0.0%(b)
Atmos Energy Corp.	4,340	441,812

Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	65,184	4,962,458
ABIOMED, Inc.*	1,668	436,883
Align Technology, Inc.*	2,705	769,167
Baxter International, Inc.	17,692	1,299,301
Becton Dickinson and Co.	9,984	2,330,665
Boston Scientific Corp.*	51,437	1,975,695
Cooper Cos., Inc. (The)	1,833	545,849
Danaher Corp.	23,321	3,078,605
DENTSPLY SIRONA, Inc.	8,682	467,699
Edwards Lifesciences Corp.*	7,714	1,316,780
Hologic, Inc.*	9,941	437,503
IDEXX Laboratories, Inc.*	3,191	797,016
Intuitive Surgical, Inc.*	4,247	1,974,218
Medtronic plc	49,771	4,607,799
ResMed, Inc.	5,316	606,662
Stryker Corp.	11,475	2,102,679
Teleflex, Inc.	1,704	491,263
Varian Medical Systems, Inc.*	3,370	425,496
Zimmer Biomet Holdings, Inc.	7,584	864,045
		29,489,783
Health Care Providers & Services - 2.1%
AmerisourceBergen Corp.	5,801	451,666
Anthem, Inc.	9,544	2,653,041
Cardinal Health, Inc.	11,059	465,252
Centene Corp.*	15,334	885,539
Cigna Corp.	14,106	2,087,970
CVS Health Corp.	48,138	2,520,987
DaVita, Inc.*	4,695	203,857
HCA Healthcare, Inc.	9,917	1,199,560
Henry Schein, Inc.*	5,614	361,878
Humana, Inc.	5,032	1,232,136
Laboratory Corp. of America Holdings*	3,663	595,640
McKesson Corp.	7,117	869,270
Quest Diagnostics, Inc.	4,982	477,824
UnitedHealth Group, Inc.	35,614	8,611,465
Universal Health Services, Inc., Class B	3,094	369,888
WellCare Health Plans, Inc.*	1,858	513,161
		23,499,134
Health Care Technology - 0.1%
Cerner Corp.*	12,043	842,649

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	14,863	760,837
Chipotle Mexican Grill, Inc.*	901	594,633
Darden Restaurants, Inc.	4,581	532,862
Hilton Worldwide Holdings, Inc.	10,869	972,123
Marriott International, Inc., Class A	10,461	1,305,951
McDonald’s Corp.	28,397	5,630,273
MGM Resorts International	18,928	469,793
Norwegian Cruise Line Holdings Ltd.*	8,081	442,112
Royal Caribbean Cruises Ltd.	6,362	774,637
Starbucks Corp.	46,152	3,510,321
Wynn Resorts Ltd.	3,596	385,959
Yum! Brands, Inc.	11,374	1,164,129
		16,543,630
Household Durables - 0.2%
DR Horton, Inc.	12,610	539,204
Garmin Ltd.	4,504	344,466
Leggett & Platt, Inc.	4,869	172,898
Lennar Corp., Class A	10,618	527,290
Mohawk Industries, Inc.*	2,287	310,003
Newell Brands, Inc.	14,436	193,731
PulteGroup, Inc.	9,464	293,384
Whirlpool Corp.	2,354	270,427
		2,651,403
Household Products - 1.3%
Church & Dwight Co., Inc.	9,129	679,289
Clorox Co. (The)	4,758	708,038
Colgate-Palmolive Co.	31,979	2,226,378
Kimberly-Clark Corp.	12,789	1,635,585
Procter & Gamble Co. (The)	92,838	9,553,959
		14,803,249
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	24,579	388,348

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
NRG Energy, Inc.	10,425	354,867
		743,215
Industrial Conglomerates - 1.1%
3M Co.	21,370	3,413,857
General Electric Co.	323,073	3,049,809
Honeywell International, Inc.	27,057	4,445,736
Roper Technologies, Inc.	3,841	1,320,997
		12,230,399
Insurance - 2.0%
Aflac, Inc.	27,849	1,428,654
Allstate Corp. (The)	12,321	1,176,779
American International Group, Inc.	32,269	1,647,978
Aon plc	8,905	1,603,523
Arthur J Gallagher & Co.	6,832	575,254
Assurant, Inc.	2,293	229,208
Chubb Ltd.	17,015	2,485,381
Cincinnati Financial Corp.	5,619	552,011
Everest Re Group Ltd.	1,513	374,710
Hartford Financial Services Group, Inc. (The)	13,340	702,484
Lincoln National Corp.	7,582	450,750
Loews Corp.	10,168	522,228
Marsh & McLennan Cos., Inc.	18,746	1,792,118
MetLife, Inc.	35,526	1,641,656
Principal Financial Group, Inc.	9,603	495,227
Progressive Corp. (The)	21,670	1,717,998
Prudential Financial, Inc.	15,180	1,402,328
Torchmark Corp.	3,767	322,116
Travelers Cos., Inc. (The)	9,775	1,422,947
Unum Group	7,964	250,786
Willis Towers Watson plc	4,792	840,996
		21,635,132
Interactive Media & Services - 3.8%
Alphabet, Inc., Class A*	11,105	12,287,682
Alphabet, Inc., Class C*	11,405	12,586,900
Facebook, Inc., Class A*	88,530	15,711,419
TripAdvisor, Inc.*	3,808	160,964
Twitter, Inc.*	27,033	985,083
		41,732,048
Internet & Direct Marketing Retail - 2.9%
Amazon.com, Inc.*	15,318	27,190,522
Booking Holdings, Inc.*	1,665	2,757,606
eBay, Inc.	31,917	1,146,778
Expedia Group, Inc.	4,341	499,215
		31,594,121
IT Services - 4.1%
Accenture plc, Class A	23,659	4,212,958
Akamai Technologies, Inc.*	6,056	456,380
Alliance Data Systems Corp.	1,687	231,962
Automatic Data Processing, Inc.	16,164	2,588,180
Broadridge Financial Solutions, Inc.	4,293	536,067
Cognizant Technology Solutions Corp., Class A	21,342	1,321,710
DXC Technology Co.	9,953	473,166
Fidelity National Information Services, Inc.	11,987	1,442,036
Fiserv, Inc.*	14,537	1,248,147
FleetCor Technologies, Inc.*	3,185	822,399
Gartner, Inc.*	3,335	504,585
Global Payments, Inc.	5,849	900,980
International Business Machines Corp.	33,024	4,193,718
Jack Henry & Associates, Inc.	2,864	375,814
Mastercard, Inc., Class A	33,499	8,424,664
Paychex, Inc.	11,857	1,017,212
PayPal Holdings, Inc.*	43,543	4,778,844
Total System Services, Inc.	6,039	745,998
VeriSign, Inc.*	3,909	762,177
Visa, Inc., Class A	64,952	10,478,706
Western Union Co. (The)	16,175	313,795
		45,829,498
Leisure Products - 0.1%
Hasbro, Inc.	4,297	408,816
Mattel, Inc.*(c)	12,822	126,297
		535,113
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	11,784	790,117
Illumina, Inc.*	5,457	1,674,808
IQVIA Holdings, Inc.*	5,874	797,983
Mettler-Toledo International, Inc.*	913	660,181
PerkinElmer, Inc.	4,114	355,203
Thermo Fisher Scientific, Inc.	14,947	3,990,550
Waters Corp.*	2,655	532,885
		8,801,727
Machinery - 1.2%
Caterpillar, Inc.	21,360	2,559,142
Cummins, Inc.	5,372	809,883
Deere & Co.	11,815	1,656,108
Dover Corp.	5,380	481,026
Flowserve Corp.	4,865	225,979
Fortive Corp.	10,932	832,472
Illinois Tool Works, Inc.	11,202	1,564,247
Ingersoll-Rand plc	8,986	1,063,403
PACCAR, Inc.	12,864	846,708
Parker-Hannifin Corp.	4,802	731,441
Pentair plc	5,851	203,732
Snap-on, Inc.	2,060	321,195
Stanley Black & Decker, Inc.	5,612	713,959
Wabtec Corp.	5,887	367,231
Xylem, Inc.	6,668	494,899
		12,871,425
Media - 1.1%
CBS Corp. (Non-Voting), Class B	12,898	622,716
Charter Communications, Inc., Class A*	6,440	2,426,592
Comcast Corp., Class A	167,618	6,872,338
Discovery, Inc., Class A*	5,826	158,817
Discovery, Inc., Class C*	13,377	342,986
DISH Network Corp., Class A*	8,512	307,368
Fox Corp., Class A	13,097	461,407
Fox Corp., Class B	6,023	209,058
Interpublic Group of Cos., Inc. (The)	14,278	302,979
News Corp., Class A	14,294	162,809
News Corp., Class B	4,591	53,485
Omnicom Group, Inc.	8,299	642,011
		12,562,566
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	53,778	522,184
Newmont Goldcorp Corp.	30,330	1,003,620
Nucor Corp.	11,339	544,272
		2,070,076
Multiline Retail - 0.4%
Dollar General Corp.	9,755	1,241,616
Dollar Tree, Inc.*	8,832	897,247

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Kohl’s Corp.	6,131	302,381
Macy’s, Inc.	11,410	234,704
Nordstrom, Inc.	3,979	124,543
Target Corp.	19,363	1,557,753
		4,358,244
Multi-Utilities - 0.9%
Ameren Corp.	9,080	665,927
CenterPoint Energy, Inc.	18,600	528,984
CMS Energy Corp.	10,518	590,165
Consolidated Edison, Inc.	11,915	1,028,264
Dominion Energy, Inc.	29,668	2,230,440
DTE Energy Co.	6,749	846,797
NiSource, Inc.	13,829	385,138
Public Service Enterprise Group, Inc.	18,760	1,102,338
Sempra Energy	10,171	1,336,978
WEC Energy Group, Inc.	11,714	943,563
		9,658,594
Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp.	18,542	1,304,801
Apache Corp.	13,925	363,025
Cabot Oil & Gas Corp.	15,711	393,089
Chevron Corp.	70,513	8,027,905
Cimarex Energy Co.	3,768	215,492
Concho Resources, Inc.	7,441	729,292
ConocoPhillips	42,103	2,482,393
Devon Energy Corp.	15,406	387,615
Diamondback Energy, Inc.	5,735	562,374
EOG Resources, Inc.	21,524	1,762,385
Exxon Mobil Corp.	157,247	11,128,370
Hess Corp.	9,448	527,765
HollyFrontier Corp.	5,830	221,423
Kinder Morgan, Inc.	72,251	1,441,407
Marathon Oil Corp.	30,380	399,497
Marathon Petroleum Corp.	25,002	1,149,842
Noble Energy, Inc.	17,944	384,002
Occidental Petroleum Corp.	27,818	1,384,502
ONEOK, Inc.	15,282	972,241
Phillips 66	15,572	1,258,218
Pioneer Natural Resources Co.	6,251	887,392
Valero Energy Corp.	15,498	1,091,059
Williams Cos., Inc. (The)	44,944	1,185,623
		38,259,712
Personal Products - 0.1%
Coty, Inc., Class A	11,149	137,579
Estee Lauder Cos., Inc. (The), Class A	8,105	1,305,148
		1,442,727
Pharmaceuticals - 3.6%
Allergan plc	11,605	1,414,765
Bristol-Myers Squibb Co.	60,591	2,749,014
Eli Lilly & Co.	32,051	3,715,993
Johnson & Johnson	98,840	12,962,866
Merck & Co., Inc.	95,795	7,587,922
Mylan NV*	19,139	321,535
Nektar Therapeutics*	6,462	202,390
Perrigo Co. plc	4,639	194,931
Pfizer, Inc.	206,040	8,554,781
Zoetis, Inc.	17,771	1,795,759
		39,499,956
Professional Services - 0.2%
Equifax, Inc.	4,482	541,874
IHS Markit Ltd.*	13,495	774,478
Nielsen Holdings plc	13,192	299,854
Robert Half International, Inc.	4,419	237,124
Verisk Analytics, Inc.	6,068	849,520
		2,702,850
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	11,592	529,754

Road & Rail - 0.8%
CSX Corp.	28,751	2,141,087
JB Hunt Transport Services, Inc.	3,229	274,917
Kansas City Southern	3,748	424,573
Norfolk Southern Corp.	9,928	1,937,350
Union Pacific Corp.	26,832	4,475,041
		9,252,968
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc.*	32,697	896,225
Analog Devices, Inc.	13,666	1,320,409
Applied Materials, Inc.	35,236	1,363,281
Broadcom, Inc.	14,696	3,698,101
Intel Corp.	166,893	7,349,968
KLA-Tencor Corp.	6,133	632,128
Lam Research Corp.	5,660	988,293
Maxim Integrated Products, Inc.	10,147	533,631
Microchip Technology, Inc.	8,798	704,104
Micron Technology, Inc.*	41,609	1,356,869
NVIDIA Corp.	22,493	3,046,902
Qorvo, Inc.*	4,553	278,552
QUALCOMM, Inc.	44,918	3,001,421
Skyworks Solutions, Inc.	6,461	430,496
Texas Instruments, Inc.	34,829	3,633,013
Xilinx, Inc.	9,394	961,100
		30,194,493
Software - 5.2%
Adobe, Inc.*	18,105	4,904,644
ANSYS, Inc.*	3,104	557,168
Autodesk, Inc.*	8,129	1,308,037
Cadence Design Systems, Inc.*	10,401	661,192
Citrix Systems, Inc.*	4,644	437,093
Fortinet, Inc.*	5,383	390,160
Intuit, Inc.	9,613	2,353,743
Microsoft Corp.	284,740	35,216,643
Oracle Corp.	94,568	4,785,141
Red Hat, Inc.*	6,560	1,209,008
salesforce.com, Inc.*	28,385	4,297,773
Symantec Corp.	23,722	444,313
Synopsys, Inc.*	5,558	647,174
		57,212,089
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	2,661	412,455
AutoZone, Inc.*	919	943,914
Best Buy Co., Inc.	8,688	544,477
CarMax, Inc.*	6,312	494,103
Foot Locker, Inc.	4,185	164,680
Gap, Inc. (The)	7,927	148,076
Home Depot, Inc. (The)	41,921	7,958,702
L Brands, Inc.	8,475	190,349
Lowe’s Cos., Inc.	29,730	2,773,214
O’Reilly Automotive, Inc.*	2,911	1,081,058
Ross Stores, Inc.	13,755	1,279,078
Tiffany & Co.	4,031	359,202
TJX Cos., Inc. (The)	45,930	2,309,820
Tractor Supply Co.	4,505	454,014

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ulta Beauty, Inc.*	2,089	696,431
		19,809,573
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	166,247	29,104,862
Hewlett Packard Enterprise Co.	51,104	701,147
HP, Inc.	56,915	1,063,172
NetApp, Inc.	9,170	542,864
Seagate Technology plc	9,519	398,370
Western Digital Corp.	10,791	401,641
Xerox Corp.	7,413	226,912
		32,438,968
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd.*	5,662	183,902
Hanesbrands, Inc.	13,416	199,227
Kontoor Brands, Inc.*	3	88
NIKE, Inc., Class B	46,717	3,603,749
PVH Corp.	2,808	239,213
Ralph Lauren Corp.	1,959	205,950
Tapestry, Inc.	10,757	307,220
Under Armour, Inc., Class A*	6,971	158,939
Under Armour, Inc., Class C*	7,145	144,543
VF Corp.	12,044	986,163
		6,028,994
Tobacco - 0.7%
Altria Group, Inc.	69,568	3,413,006
Philip Morris International, Inc.	57,689	4,449,553
		7,862,559
Trading Companies & Distributors - 0.1%
Fastenal Co.	21,241	649,762
United Rentals, Inc.*	2,958	325,676
WW Grainger, Inc.	1,668	436,499
		1,411,937
Water Utilities - 0.1%
American Water Works Co., Inc.	6,704	757,686

TOTAL COMMON STOCKS (Cost $938,989,598)		850,837,268

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 14.8%

REPURCHASE AGREEMENTS(d) - 13.8%
Repurchase Agreements with various counterparties, rates 2.15% - 2.49%, dated 5/31/2019, due 6/3/2019, total to be received $152,642,592 (Cost $152,611,311)	152,611,311	152,611,311

U.S. TREASURY OBLIGATIONS - 1.0%
U.S. Treasury Bills
2.36%, 6/6/2019(e)	2,292,000	2,291,590
2.37%, 6/13/2019(e)	2,292,000	2,290,563
2.31%, 6/20/2019(e)	3,355,000	3,351,419
2.33%, 7/18/2019(e)	3,172,000	3,162,935
TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,094,761)		11,096,507

TOTAL SHORT-TERM INVESTMENTS (Cost $163,706,072)		163,707,818

Total Investments - 91.8% (Cost $1,102,695,670)		1,014,545,086
Other Assets Less Liabilities - 8.2%		90,465,995
Net Assets - 100.0%		1,105,011,081

See accompanying notes to the financial statements.

*                 Non-income producing security.

(a)         All or a portion of these securities are segregated in connection with obligations for swaps with a total value of $273,351,263.

(b)         Represents less than 0.05% of net assets.

(c)          The security or a portion of this security is on loan at May 31, 2019. The total value of securities on loan at May 31, 2019 was $73,816, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 3.13%, and maturity dates ranging from June 6, 2019 – February 15, 2045; a total value of $85,279.

(d)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)          The rate shown was the current yield as of May 31, 2019.

As of May 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,669,434
Aggregate gross unrealized depreciation	(173,538,189)
Net unrealized depreciation	$(88,868,755)
Federal income tax cost	$1,123,090,217

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2019:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P 500 E-Mini Index	632	6/21/2019	USD	$86,963,200	$(1,780,870)

Swap Agreements(1)

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2019:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
15,107,950	11/6/2019	Bank of America NA	2.76%	SPDR® S&P 500® ETF Trust	782,315
400,830,436	11/6/2019	Bank of America NA	2.66%	S&P 500®	(12,018,170)
415,938,386					(11,235,855)	11,235,855	—	—
255,601,948	11/6/2020	BNP Paribas SA	3.01%	S&P 500®	9,559,593	(9,559,593)	—	—

288,132,016	12/10/2019	Citibank NA	2.89%	S&P 500®	46,494,044	—	(46,494,044)	—

293,641,425	11/6/2019	Credit Suisse International	3.06%	S&P 500®	(22,625,525)	20,704,459	1,921,066	—

312,393,558	11/6/2019	Deutsche Bank AG	2.96%	S&P 500®	3,205,963	—	(3,205,963)	—

11,332,591	11/6/2019	Goldman Sachs International	2.84%	SPDR® S&P 500® ETF Trust	580,162
199,393,545	11/6/2019	Goldman Sachs International	2.94%	S&P 500®	(4,856,304)
210,726,136					(4,276,142)	—	4,276,142	—
5,148,006	11/6/2019	Morgan Stanley & Co. International plc	2.86%	SPDR® S&P 500® ETF Trust	319,740
21,124,917	12/2/2019	Morgan Stanley & Co. International plc	2.96%	S&P 500®	(2,178,309)
26,272,923					(1,858,569)	—	1,858,569	—
343,212,595	11/6/2019	Societe Generale	3.11%	S&P 500®	(3,863,620)	—	3,419,100	(444,520)

231,377,020	11/6/2020	UBS AG	2.96%	S&P 500®	6,057,357	(6,057,357)	—	—

2,377,296,007					21,457,246
				Total Unrealized Appreciation	66,999,174
				Total Unrealized Depreciation	(45,541,928)

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

(3)             Reflects the floating financing rate, as of May 31, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S Dollar

See accompanying notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the one hundred twenty one funds listed below

Opinions on the Financial Statements

With respect to each of the funds designated with a number “(1)”, we have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio investments, as of May 31, 2019, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the periods listed below (included in Item 1 of this Form N-CSR) and the schedules of portfolio investments (included in Item 6 of this Form N-CSR) as of May 31, 2019 (collectively referred to as the “financial statements”), and with respect to each of the funds designated with a number “(2)”, we have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments as of May 31, 2019, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the periods listed below (included in Item 1 of this Form N-CSR) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds listed below (constituting ProShares Trust, hereafter collectively referred to as the “Funds”) as of May 31, 2019, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

CDS Short North American HY Credit ETF	(2)(A)	Short QQQ®	(2)(A)	UltraPro QQQ®	(2)(A)
Decline of the Retail Store ETF	(2)(B)	Short Real Estate	(2)(A)	UltraPro Russell2000	(1)(A)
DJ Brookfield Global Infrastructure ETF	(2)(A)	Short Russell2000	(2)(A)	UltraPro S&P500®	(1)(A)
Equities for Rising Rates ETF	(2)(C)	Short S&P500®	(2)(A)	UltraPro Short 20+ Year Treasury	(2)(A)
Global Listed Private Equity ETF	(2)(A)	Short SmallCap600	(2)(A)	UltraPro Short Communication Services Select Sector	(2)(G)
Hedge Replication ETF	(1)(A)	Ultra 20+ Year Treasury	(2)(A)	UltraPro Short Dow30SM	(2)(A)
High Yield-Interest Rate Hedged	(2)(A)	Ultra 7-10 Year Treasury	(2)(A)	UltraPro Short Financial Select Sector	(2)(A)
Inflation Expectations ETF	(2)(A)	Ultra Basic Materials	(2)(A)	UltraPro Short MidCap400	(2)(A)
Investment Grade–Interest Rate Hedged	(2)(A)	Ultra Communication Services Select Sector	(2)(G)	UltraPro Short Nasdaq Biotechnology	(2)(A)
K-1 Free Crude Oil Strategy ETF	(2)(A)	Ultra Consumer Goods	(2)(A)	UltraPro Short QQQ®	(2)(A)
Large Cap Core Plus	(1)(A)	Ultra Consumer Services	(2)(A)	UltraPro Short Russell2000	(2)(A)
Long Online/Short Stores ETF	(2)(B)	Ultra Dow30SM	(2)(A)	UltraPro Short S&P500®	(2)(A)
Managed Futures Strategy ETF	(2)(A)	Ultra Financials	(1)(A)	UltraShort 20+ Year Treasury	(2)(A)
Merger ETF	(2)(A)	Ultra FTSE China 50	(2)(A)	UltraShort 7-10 Year Treasury	(2)(A)
Morningstar Alternatives Solution ETF	(2)(A)	Ultra FTSE Europe	(2)(A)	UltraShort Basic Materials	(2)(A)
MSCI EAFE Dividend Growers ETF	(2)(A)	Ultra Gold Miners	(2)(A)	UltraShort Communication Services Select Sector	(2)(G)
MSCI Emerging Markets Dividend Growers ETF	(2)(A)	Ultra Health Care	(2)(A)	UltraShort Consumer Goods	(2)(A)
MSCI Europe Dividend Growers ETF	(2)(A)	Ultra High Yield	(2)(A)	UltraShort Consumer Services	(2)(A)
Online Retail ETF	(2)(D)	Ultra Industrials	(1)(A)	UltraShort Dow30SM	(2)(A)
Pet Care ETF	(2)(E)	Ultra MidCap400	(1)(A)	UltraShort Financials	(2)(A)
RAFI® Long/Short	(1)(A)	Ultra MSCI Brazil Capped	(2)(A)	UltraShort FTSE China 50	(2)(A)
Russell 2000 Dividend Growers ETF	(2)(A)	Ultra MSCI EAFE	(2)(A)	UltraShort FTSE Europe	(2)(A)
S&P 500 Bond ETF	(2)(F)	Ultra MSCI Emerging Markets	(2)(A)	UltraShort Gold Miners	(2)(A)
S&P 500 Dividend Aristocrats ETF	(2)(A)	Ultra MSCI Japan	(2)(A)	UltraShort Health Care	(2)(A)
S&P 500 Ex-Energy ETF	(1)(A)	Ultra Nasdaq Biotechnology	(1)(A)	UltraShort Industrials	(2)(A)
S&P 500 Ex-Financials ETF	(1)(A)	Ultra Oil & Gas	(2)(A)	UltraShort MidCap400	(2)(A)
S&P 500 Ex-Health Care ETF	(1)(A)	Ultra QQQ®	(2)(A)	UltraShort MSCI Brazil Capped	(2)(A)
S&P 500 Ex-Technology ETF	(1)(A)	Ultra Real Estate	(2)(A)	UltraShort MSCI EAFE	(2)(A)
S&P MidCap 400 Dividend Aristocrats ETF	(2)(A)	Ultra Russell2000	(1)(A)	UltraShort MSCI Emerging Markets	(2)(A)
Short Term USD Emerging Markets Bond ETF	(2)(A)	Ultra S&P500®	(1)(A)	UltraShort MSCI Japan	(2)(A)
Short 20+ Year Treasury	(2)(A)	Ultra Semiconductors	(2)(A)	UltraShort Nasdaq Biotechnology	(2)(A)
Short 7-10 Year Treasury	(2)(A)	Ultra SmallCap600	(1)(A)	UltraShort Oil & Gas	(2)(A)
Short Basic Materials	(2)(A)	Ultra Technology	(2)(A)	UltraShort QQQ®	(2)(A)
Short Dow30SM	(2)(A)	Ultra Telecommunications	(2)(A)	UltraShort Real Estate	(2)(A)
Short Financials	(2)(A)	Ultra Utilities	(2)(A)	UltraShort Russell2000	(2)(A)
Short FTSE China 50	(2)(A)	UltraPro Communication Services Select Sector	(2)(G)	UltraShort S&P500®	(2)(A)
Short High Yield	(2)(A)	UltraPro Dow30SM	(2)(A)	UltraShort Semiconductors	(2)(A)
Short MidCap400	(2)(A)	UltraPro Financial Select Sector	(2)(A)	UltraShort SmallCap600	(2)(A)
Short MSCI EAFE	(2)(A)	UltraPro MidCap400	(1)(A)	UltraShort Technology	(2)(A)
Short MSCI Emerging Markets	(2)(A)	UltraPro Nasdaq Biotechnology	(1)(A)	UltraShort Utilities	(2)(A)
Short Oil & Gas	(2)(A)

(A)       Statement of assets and liabilities, including schedule of portfolio investments (or summary schedule of portfolio investments), as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes and the financial highlights for the each of the periods indicated therein.

(B)       Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2019 and for the period November 14, 2017 (commencement of investment operations) through May 31, 2018, including the related notes.

(C)       Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2019 and for the period July 24, 2017 (commencement of investment operations) through May 31, 2018, including the related notes.

(D)       Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 13, 2018 (commencement of investment operations) through May 31, 2019.

(E)        Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 5, 2018 (commencement of investment operations) through May 31, 2019.

(F)         Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2019 and for the period May 1, 2018 (commencement of investment operations) through May 31, 2018, including the related notes.

(G)       Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 15, 2019 (commencement of investment operations) through May 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 26, 2019

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

(b)         Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

[Not applicable.]

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission Of Matters To A Vote Of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls And Procedures.

(a)         The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)                  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ProShares Trust

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
August 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
August 2, 2019

By:	/s/ Troy A. Sheets
Troy A. Sheets
Treasurer
August 2, 2019